UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial and Accounting Officer

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-15-205740) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Low Duration Fund

•	PIMCO Funds—PIMCO Real Return Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—PIMCO Unconstrained Bond Fund

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO Total Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO TOTAL RETURN FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in

March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■	Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk, and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO Total Return Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company,

6	PIMCO TOTAL RETURN FUND

and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	09/08/94	04/08/98	01/13/97	01/13/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	5.64%	4.98%	6.25%	7.84%
PIMCO Total Return Fund Class P	5.53%	4.88%	6.14%	7.75%
PIMCO Total Return Fund Administrative Class	5.37%	4.72%	5.99%	7.57%
PIMCO Total Return Fund Class D	5.33%	4.68%	5.93%	7.52%
PIMCO Total Return Fund Class A	5.23%	4.56%	5.80%	7.36%
PIMCO Total Return Fund Class A (adjusted)	1.28%	3.77%	5.39%	7.18%
PIMCO Total Return Fund Class C	4.45%	3.78%	5.01%	6.56%
PIMCO Total Return Fund Class C (adjusted)	3.45%	3.78%	5.01%	6.56%
PIMCO Total Return Fund Class R	4.96%	4.30%	5.53%	7.09%
Barclays U.S. Aggregate Index	5.72%	4.41%	4.93%	6.80%	*
Lipper Core Plus Bond Funds Average	4.84%	5.07%	5.12%	6.23%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.85% for Class A shares, 1.60% for Class C shares and 1.10% for Class R shares.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown†

U.S. Treasury Obligations	30.9%
U.S. Government Agencies	21.9%
Corporate Bonds & Notes	13.8%
Short-Term Instruments‡	11.0%
Sovereign Issues	8.5%
Mortgage-Backed Securities	7.5%
Other	6.4%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the U.S. dollar versus both the euro and Japanese yen contributed to relative performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	Sovereign exposure in the Eurozone (i.e., Italy, Spain and Germany) contributed to performance as interest rates in these countries fell over the reporting period.

»	Duration (or sensitivity to changes in market interest rates) exposure to Italy and Spain contributed to performance as interest rates in these countries fell over the reporting period.

»	An underweight to investment grade corporates contributed to relative performance as this sector underperformed like duration treasuries over the reporting period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as the yield curve flattened with longer-term yields falling over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An overweight to the front-end of the U.S. Treasury yield curve during the second and third quarters of 2014 detracted from relative performance as short-term yields rose during this period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO Total Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,035.60	$2.39	$1,000.00	$1,022.59	$2.37	0.47%
Class P	1,000.00	1,035.10	2.89	1,000.00	1,022.09	2.87	0.57
Administrative Class	1,000.00	1,034.30	3.65	1,000.00	1,021.34	3.63	0.72
Class D	1,000.00	1,034.10	3.85	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,033.60	4.36	1,000.00	1,020.64	4.33	0.86
Class C	1,000.00	1,029.80	8.15	1,000.00	1,016.90	8.10	1.61
Class R	1,000.00	1,032.30	5.62	1,000.00	1,019.40	5.59	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO TOTAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO Total Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2015	$10.78	$0.23	$0.36	$0.59	$(0.43)	$(0.08)	$0.00
03/31/2014	11.24	0.23	(0.37)	(0.14)	(0.23)	(0.07)	(0.02)
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	0.00
03/31/2012	10.88	0.34	0.30	0.64	(0.43)	0.00	0.00
03/31/2011	11.04	0.33	0.41	0.74	(0.36)	(0.54)	0.00
Class P
03/31/2015	10.78	0.22	0.36	0.58	(0.42)	(0.08)	0.00
03/31/2014	11.24	0.22	(0.37)	(0.15)	(0.22)	(0.07)	(0.02)
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	0.00
03/31/2012	10.88	0.33	0.30	0.63	(0.42)	0.00	0.00
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00
Administrative Class
03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00
Class D
03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00
Class A
03/31/2015	10.78	0.19	0.36	0.55	(0.39)	(0.08)	0.00
03/31/2014	11.24	0.19	(0.38)	(0.19)	(0.18)	(0.07)	(0.02)
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	0.00
03/31/2012	10.88	0.30	0.30	0.60	(0.39)	0.00	0.00
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	0.00

Please see footnotes on page 16.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.51)	$10.86	5.64%	$68,575,915	0.46%		0.46%		0.46%		0.46%		2.11%	265%
(0.32)	10.78	(1.24)	148,740,191	0.46		0.46		0.46		0.46		2.10	227
(0.72)	11.24	7.92	180,450,317	0.46		0.46		0.46		0.46		2.54	380
(0.43)	11.09	5.99	151,703,994	0.46		0.46		0.46		0.46		3.11	584
(0.90)	10.88	6.86	136,538,305	0.46		0.46		0.46		0.46		2.92	430

(0.50)	10.86	5.53	5,939,687	0.56		0.56		0.56		0.56		1.99	265
(0.31)	10.78	(1.34)	9,177,693	0.56		0.56		0.56		0.56		2.01	227
(0.71)	11.24	7.81	12,607,217	0.56		0.56		0.56		0.56		2.43	380
(0.42)	11.09	5.88	9,917,236	0.56		0.56		0.56		0.56		3.00	584
(0.89)	10.88	6.75	8,184,067	0.56		0.56		0.56		0.56		2.83	430

(0.48)	10.86	5.37	16,184,030	0.71		0.71		0.71		0.71		1.84	265
(0.29)	10.78	(1.49)	27,495,302	0.71		0.71		0.71		0.71		1.84	227
(0.69)	11.24	7.65	32,933,466	0.71		0.71		0.71		0.71		2.30	380
(0.40)	11.09	5.72	31,608,990	0.71		0.71		0.71		0.71		2.85	584
(0.87)	10.88	6.59	32,792,128	0.71		0.71		0.71		0.71		2.67	430

(0.48)	10.86	5.33	6,996,615	0.75		0.75		0.75		0.75		1.83	265
(0.29)	10.78	(1.53)	14,557,245	0.75		0.75		0.75		0.75		1.81	227
(0.69)	11.24	7.61	19,790,241	0.75		0.75		0.75		0.75		2.25	380
(0.40)	11.09	5.68	17,905,432	0.75		0.75		0.75		0.75		2.81	584
(0.87)	10.88	6.55	17,422,193	0.75		0.75		0.75		0.75		2.63	430

(0.47)	10.86	5.23	11,961,388	0.85		0.85		0.85		0.85		1.72	265
(0.27)	10.78	(1.63)	20,713,345	0.85		0.85		0.85		0.85		1.71	227
(0.67)	11.24	7.50	27,514,833	0.85		0.85		0.85		0.85		2.16	380
(0.39)	11.09	5.57	26,837,998	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	2.71	584
(0.85)	10.88	6.39	26,070,979	0.90		0.90		0.90		0.90		2.48	430

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class C
03/31/2015	$10.78	$0.10	$0.37	$0.47	$(0.31)	$(0.08)	$0.00
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00
03/31/2012	10.88	0.21	0.30	0.51	(0.30)	0.00	0.00
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00
Class R
03/31/2015	10.78	0.16	0.36	0.52	(0.36)	(0.08)	0.00
03/31/2014	11.24	0.16	(0.37)	(0.21)	(0.16)	(0.07)	(0.02)
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	0.00
03/31/2012	10.88	0.27	0.30	0.57	(0.36)	0.00	0.00
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.39)	$10.86	4.45%	$5,194,548	1.60%		1.60%		1.60%		1.60%		0.96%	265%
(0.19)	10.78	(2.36)	8,136,311	1.60		1.60		1.60		1.60		0.97	227
(0.59)	11.24	6.70	12,666,824	1.60		1.60		1.60		1.60		1.40	380
(0.30)	11.09	4.79	11,673,671	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96	584
(0.77)	10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73	430

(0.44)	10.86	4.96	1,996,566	1.10		1.10		1.10		1.10		1.45	265
(0.25)	10.78	(1.87)	2,957,161	1.10		1.10		1.10		1.10		1.45	227
(0.65)	11.24	7.24	3,583,839	1.10		1.10		1.10		1.10		1.90	380
(0.36)	11.09	5.31	3,179,665	1.10	(b)	1.10	(b)	1.10	(b)	1.10	(b)	2.46	584
(0.83)	10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24	430

ANNUAL REPORT	MARCH 31, 2015	17

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$130,110,170
Investments in Affiliates	10,996,961
Financial Derivative Instruments
Exchange-traded or centrally cleared	89,935
Over the counter	6,453,206
Cash	110,609
Deposits with counterparty	197,320
Foreign currency, at value	231,533
Receivable for investments sold♦	18,605,094
Receivable for Fund shares sold	68,359
Interest and dividends receivable	776,716
Dividends receivable from Affiliates	3,338
167,643,241
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$42,487
Payable for sale-buyback transactions	130,292
Payable for short sales	40,097
Financial Derivative Instruments
Exchange-traded or centrally cleared	71,159
Over the counter	2,142,498
Payable for investments purchased♦	43,167,429
Payable for investments in Affiliates purchased	3,338
Deposits from counterparty	4,372,902
Payable for Fund shares redeemed	750,516
Dividends payable	12,135
Accrued investment advisory fees	24,780
Accrued supervisory and administrative fees	23,787
Accrued distribution fees	8,682
Accrued servicing fees	4,012
Other liabilities	378
50,794,492
Net Assets	$116,848,749
Net Assets Consist of:
Paid in capital	$113,298,255
(Overdistributed) net investment income	(3,794,457)
Accumulated undistributed net realized gain	3,633,931
Net unrealized appreciation	3,711,020
$116,848,749
Cost of Investments in securities	$128,188,568
Cost of Investments in Affiliates	$10,995,794
Cost of Foreign Currency Held	$232,360
Proceeds Received on Short Sales	$40,079
Cost or Premiums of Financial Derivative Instruments, net	$(157,827)

* Includes repurchase agreements of:	$55,700

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$68,575,915
Class P	5,939,687
Administrative Class	16,184,030
Class D	6,996,615
Class A	11,961,388
Class C	5,194,548
Class R	1,996,566
Shares Issued and Outstanding:
Institutional Class	6,315,410
Class P	547,007
Administrative Class	1,490,447
Class D	644,343
Class A	1,101,568
Class C	478,385
Class R	183,871
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.86
Class P	10.86
Administrative Class	10.86
Class D	10.86
Class A	10.86
Class C	10.86
Class R	10.86

^	With respect to the A and C Classes, the redemption varies by the length of time the shares are held.
♦	All or a portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	19

Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$4,560,978
Dividends	14,564
Dividends from Investments in Affiliates	228,552
Total Income	4,804,094

Expenses:
Investment advisory fees	467,931
Supervisory and administrative fees	442,960
Distribution and/or servicing fees - Administrative Class	59,044
Distribution and/or servicing fees - Class D	28,183
Distribution fees - Class B	464 ^
Distribution fees - Class C	49,583
Distribution fees - Class R	6,679
Servicing fees - Class A	43,741
Servicing fees - Class B	155 ^
Servicing fees - Class C	16,528
Servicing fees - Class R	6,679
Trustee fees	545
Interest expense	3,220
Miscellaneous expense	225
Total Expenses	1,125,937

Net Investment Income	3,678,157

Net Realized Gain (Loss):
Investments in securities	(1,887,513)
Investments in Affiliates	(141,036)
Exchange-traded or centrally cleared financial derivative instruments	2,454,818
Over the counter financial derivative instruments	6,258,818
Foreign currency	(329,616)
Net Realized Gain	6,355,471

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,605,160)
Investments in Affiliates	3,252
Exchange-traded or centrally cleared financial derivative instruments	(2,987,469)
Over the counter financial derivative instruments	4,305,578
Foreign currency assets and liabilities	(18,112)
Net Change in Unrealized (Depreciation)	(301,911)
Net Gain	6,053,560

Net Increase in Net Assets Resulting from Operations	$9,731,717

* Foreign tax withholdings	$2

^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$3,678,157	$5,006,878
Net realized gain (loss)	6,355,471	(1,665,097)
Net change in unrealized (depreciation)	(301,911)	(8,264,587)
Net increase (decrease) in net assets resulting from operations	9,731,717	(4,922,806)

Distributions to Shareholders:
From net investment income
Institutional Class	(4,153,189)	(3,389,385)
Class P	(279,657)	(212,297)
Administrative Class	(840,863)	(548,519)
Class D	(357,619)	(308,213)
Class A	(576,549)	(408,828)
Class B	(1,191)^	(2,085)
Class C	(168,658)	(101,552)
Class R	(86,385)	(47,062)
From net realized capital gains
Institutional Class	(726,283)	(1,012,547)
Class P	(52,077)	(62,162)
Administrative Class	(173,828)	(189,214)
Class D	(65,692)	(102,235)
Class A	(115,433)	(145,964)
Class B	(218)^	(1,182)
Class C	(43,163)	(60,904)
Class R	(19,697)	(20,515)
Tax basis return of capital
Institutional Class	0	(315,249)
Class P	0	(20,512)
Administrative Class	0	(58,030)
Class D	0	(33,000)
Class A	0	(46,378)
Class B	0	(404)
Class C	0	(20,055)
Class R	0	(6,307)

Total Distributions	(7,660,502)	(7,112,599)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(117,136,094)	(45,876,216)

Total (Decrease) in Net Assets	(115,064,879)	(57,911,621)

Net Assets:
Beginning of year	231,913,628	289,825,249
End of year*	$116,848,749	$231,913,628

* Including (overdistributed) net investment income of:	$(3,794,457)	$(536,937)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	21

Summary Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (g) (Cost $205,340)			$	203,096	0.2%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
4.625% due 06/26/2015	$	599,714		603,462	0.5%
2.500% - 8.000% due 01/15/2016 - 03/15/2020 (h)		1,267,511		1,295,632	1.1%
Bank of America Corp.
6.875% due 04/25/2018		555,657		635,942	0.6%
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	371,934		743,673	0.7%
7.625% - 10.179% due 06/12/2021 - 04/10/2023	$	374,037		490,867	0.4%
10.000% due 05/21/2021	GBP	3,100		6,264	0.0%
Ford Motor Credit Co. LLC
0.706% - 12.000% due 04/15/2015 - 09/08/2017	$	1,194,451		1,224,604	1.0%
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		1,190,500		1,714,320	1.5%
13.000% due 12/19/2021	AUD	27,200		23,870	0.0%
Other Banking & Finance (f)(g)(h)(j)				10,058,890	8.6%

Total Banking & Finance				16,797,524	14.4%

INDUSTRIALS
Total Industrials ^(g)(j)				1,421,226	1.2%
UTILITIES

Total Utilities (g)				1,287,693	1.1%

Total Corporate Bonds & Notes (Cost $18,564,630)				19,506,443	16.7%

MUNICIPAL BONDS & NOTES

CALIFORNIA
California State General Obligation Bonds, (BABs), Series 2009
7.300% - 7.550% due 10/01/2034 - 11/01/2039	$	380,289		576,651	0.5%
California State General Obligation Bonds, (BABs), Series 2010
5.700% - 7.950% due 11/01/2021 - 11/01/2040		486,825		695,574	0.6%
California State General Obligation Notes, Series 2009
5.450% - 6.200% due 04/01/2015 - 10/01/2019		5,000		5,470	0.0%
Other California (g)				1,767,852	1.5%

Total California				3,045,547	2.6%

Other Municipal Bonds & Notes ^(g)				2,123,022	1.8%

Total Municipal Bonds & Notes (Cost $4,336,666)				5,168,569	4.4%

U.S. GOVERNMENT AGENCIES
Fannie Mae
3.000% due 04/01/2030		1,029,000		1,078,561	0.9%
3.000% due 04/01/2045		2,065,000		2,111,624	1.8%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
3.500% due 04/01/2030	$	984,700	$	1,044,536	0.9%
3.500% due 04/01/2045		1,847,140		1,940,724	1.7%
3.500% due 05/01/2045		1,313,020		1,376,209	1.2%
4.000% due 04/01/2045		2,570,450		2,748,725	2.3%
4.000% due 05/01/2045		4,636,550		4,950,151	4.2%
4.500% due 05/01/2045		4,020,500		4,376,032	3.8%
5.500% due 04/01/2045		437,000		492,444	0.4%
0.000% - 1,000.000% due 06/01/2015 - 01/25/2048 (a)(b)(l)		4,971,714		5,105,743	4.4%
Freddie Mac
1.250% due 08/01/2019		414,240		413,748	0.3%
1.250% due 10/02/2019 (l)		1,165,710		1,156,503	1.0%
2.375% due 01/13/2022		626,260		647,981	0.6%
4.500% due 04/01/2045		724,300		789,034	0.7%
4.500% due 05/01/2045		392,700		427,307	0.4%
0.214% - 1,007.500% due 06/01/2015 - 07/01/2047 (a)(l)		1,761,433		1,351,565	1.1%
Other U.S. Government Agencies (a)(g)				933,526	0.8%

Total U.S. Government Agencies (Cost $30,616,151)				30,944,413	26.5%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
2.500% due 02/15/2045		933,700		925,821	0.8%
2.750% due 08/15/2042		1,071,000		1,114,509	1.0%
2.750% due 11/15/2042 (l)		1,162,600		1,209,195	1.0%
3.000% due 05/15/2042 (l)		1,095,900		1,196,157	1.0%
3.000% due 11/15/2044		2,134,900		2,339,885	2.0%
3.125% due 02/15/2042		443,000		495,053	0.4%
3.125% due 08/15/2044 (j)		5,070,250		5,685,413	4.9%
3.375% due 05/15/2044 (l)		886,885		1,039,804	0.9%
3.750% due 11/15/2043 (l)		512,527		640,458	0.5%
4.375% due 11/15/2039		526,400		709,776	0.6%
4.625% due 02/15/2040 (l)		366,400		511,901	0.4%
6.125% due 11/15/2027		285,900		413,706	0.4%
6.250% due 05/15/2030		747,200		1,135,802	1.0%
2.875% - 6.125% due 02/15/2026 - 02/15/2044 (n)		1,222,108		1,588,135	1.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (l)(n)		1,722,162		1,739,115	1.5%
0.125% due 07/15/2022 (l)		1,366,934		1,383,379	1.2%
0.625% due 07/15/2021 (l)		992,709		1,041,879	0.9%
1.750% due 01/15/2028		2,614,381		3,066,177	2.6%
2.000% due 01/15/2026		2,520,353		2,991,737	2.5%
2.375% due 01/15/2025		1,906,240		2,314,593	2.0%
2.375% due 01/15/2027		2,997,460		3,704,675	3.2%
2.500% due 01/15/2029		2,223,206		2,846,920	2.4%
3.875% due 04/15/2029		415,936		612,174	0.5%
0.125% - 3.625% due 01/15/2023 - 02/15/2044 (l)		256,183		325,044	0.3%
U.S. Treasury Notes
2.250% due 11/15/2024 (l)(n)		3,873,200		3,981,832	3.4%
0.500% - 2.750% due 02/29/2016 - 02/15/2025 (j)(l)(n)		531,288		530,983	0.5%

Total U.S. Treasury Obligations (Cost $42,535,492)				43,544,123	37.3%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
MORTGAGE-BACKED SECURITIES
BCAP LLC Trust
0.301% - 7.575% due 01/26/2021 - 07/28/2047 ^	$	3,697,990	$	3,415,458	2.9%
Other Mortgage-Backed Securities ^(a)(g)				7,198,551	6.2%

Total Mortgage-Backed Securities (Cost $10,206,780)				10,614,009	9.1%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities ^(g) (Cost $3,215,804)				3,445,231	3.0%
SOVEREIGN ISSUES
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	6,833,261		2,078,255	1.8%
0.000% due 10/01/2015		9,251,960		2,722,011	2.3%
0.000% due 01/01/2016		4,577,952		1,304,040	1.1%
0.000% due 04/01/2016 - 01/01/2017		1,521,700		400,209	0.4%
Province of Ontario
4.000% due 06/02/2021	CAD	543,800		492,942	0.4%
Province of Quebec
4.500% due 12/01/2020		773,800		714,696	0.6%
2.750% - 4.625% due 05/14/2018 - 12/01/2022		535,453		503,739	0.5%
Republic of Germany
4.250% due 07/04/2039	EUR	460,800		910,768	0.8%
0.750% - 4.750% due 04/15/2018 - 08/15/2046 (e)		264,337		462,628	0.4%
Other Sovereign Issues (e)(g)				2,323,638	1.9%

Total Sovereign Issues (Cost $13,740,436)				11,912,926	10.2%

CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (c)(f)(g) (Cost $212,129)				222,840	0.2%
PREFERRED SECURITIES
Total Preferred Securities (f)(g) (Cost $14,433)				14,321	0.0%
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Itau Unibanco Holding S.A.
1.151% - 1.190% due 06/04/2015 - 06/26/2015	$	562,000		561,966	0.5%
Other Certificates of Deposit (g)				1,085,646	0.9%

Total Certificates of Deposit				1,647,612	1.4%

COMMERCIAL PAPER
Total Commercial Paper (g)				106,378	0.1%
REPURCHASE AGREEMENTS (i)
				55,700	0.0%
SHORT-TERM NOTES
Total Short-Term Notes (g)				221,899	0.2%

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
JAPAN TREASURY BILLS
0.004% due 06/22/2015 - 06/29/2015 (d)	JPY	280,600,000	$	2,339,577	2.0%
MEXICO TREASURY BILLS
Total Mexico Treasury Bills (g)				40,221	0.0%
U.S. TREASURY BILLS
0.018% due 04/16/2015 - 06/29/2015 (d)(j)(l)(n)	$	122,815		122,812	0.1%

Total Short-Term Instruments (Cost $4,540,707)				4,534,199	3.8%

Total Investments in Securities (Cost $128,188,568)				130,110,170	111.4%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		1,070,890,185		10,620,018	9.1%
Other Central Funds Used for Cash Management Purposes (g)				376,943	0.3%

Total Short-Term Instruments (Cost $10,995,794)				10,996,961	9.4%

Total Investments in Affiliates (Cost $10,995,794)				10,996,961	9.4%

Total Investments (Cost $139,184,362)			$	141,107,131	120.8%

Financial Derivative Instruments (k)(m) (Cost or Premiums, net $(157,827))				4,329,484	3.7%

Other Assets and Liabilities				(28,587,866)	(24.5%)

Net Assets			$	116,848,749	100.0%

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate as of March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$270,650	0.23%
Intercapital PLC	2.183%	06/28/2015	08/19/2014	6,000	5,998	0.01%
Navient Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,078	2,095	0.00%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	16,134	0.01%

				$297,378	$294,877	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.300%	03/31/2015	04/01/2015	$45,700	Fannie Mae 3.500% due 01/01/2045	$(4,049)	$45,700	$45,700
					U.S. Treasury Notes 2.625% due 11/15/2020	(42,690)
SSB	0.000%	03/31/2015	04/01/2015	10,000	Freddie Mac 2.080% due 10/17/2022	(10,202)	10,000	10,000

Total Repurchase Agreements						$(56,941)	$55,700	$55,700

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(0.250%)	02/27/2015	02/26/2017	$	(12,383)	$(12,380)
BRC	(2.000%)	01/30/2015	01/28/2017		(6,276)	(6,255)
	(2.000%)	03/02/2015	02/27/2017		(852)	(851)
	(1.000%)	01/20/2015	01/15/2017		(8,457)	(8,440)
CFR	(0.650%)	02/16/2015	02/13/2017	EUR	(3,717)	(3,993)
DEU	(0.500%)	03/13/2015	03/12/2017	$	(2,965)	(2,964)
JML	(0.100%)	02/23/2015	02/19/2017		(7,605)	(7,604)

Total Reverse Repurchase Agreements						$(42,487)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(1.750%)	03/31/2015	04/01/2015	$(86,968)	$(86,964)
GSC	1.100%	03/31/2015	04/01/2015	(43,326)	(43,328)

Total Sale-Buyback Transactions					$(130,292)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,945,982 at a weighted average interest rate of (0.062%).

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2030	$37,000	$(39,059)	$(39,073)
Ginnie Mae	6.000%	04/01/2045	900	(1,020)	(1,024)

Total Short Sales				$(40,079)	$(40,097)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $179,295 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(12,380)	$0	$(12,380)	$12,173	$(207)
BPG	45,700	0	0	45,700	(46,739)	(1,039)
BRC	0	(15,546)	0	(15,546)	16,633	1,087
CFR	0	(3,993)	0	(3,993)	4,865	872
DEU	0	(2,964)	0	(2,964)	3,072	108
JML	0	(7,604)	0	(7,604)	8,067	463
SSB	10,000	0	0	10,000	(10,202)	(202)

Master Securities Forward Transaction Agreement
BCY	0	0	(86,964)	(86,964)	86,853	(111)
GSC	0	0	(43,328)	(43,328)	43,171	(157)

Total Borrowings and Other Financing Transactions	$55,700	$(42,487)	$ (130,292)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	99,488	$(42,910)	$0	$(3,731)
90-Day Eurodollar December Futures	Short	12/2016	1,054	(660)	0	(119)
90-Day Eurodollar June Futures	Short	06/2015	30,223	(1,873)	0	(378)
90-Day Eurodollar June Futures	Short	06/2016	9,304	(1,567)	0	(814)
90-Day Eurodollar March Futures	Short	03/2016	63,887	(25,035)	0	(3,994)
90-Day Eurodollar September Futures	Short	09/2015	65,938	(23,022)	0	(1,648)
90-Day Eurodollar September Futures	Short	09/2016	35,246	(8,225)	0	(3,525)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	$50	$565	$(565)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	112	19	(19)
Canada Government 10-Year Bond June Futures	Short	06/2015	12,653	(7,229)	999	(1,099)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	31,502	46,966	9,212	(1,974)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	1,777	565	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	150	47	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	31,819	40,297	6,463	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	153,918	166,833	45,644	(12)
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	7,567	15,933	3,074	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	26,058	(13,439)	1,449	(483)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	61,434	(23,770)	2,278	(1,139)
United Kingdom Long Gilt June Futures	Short	06/2015	5,000	(15,438)	2,299	(148)

Total Futures Contracts				$108,950	$72,614	$(19,648)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.123%	$	30,000	$70	$(78)	$0	$0
Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.124%		60,000	410	(142)	0	0

						$480	$(220)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Variation Margin
Index/Tranches							Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%)	06/20/2020	EUR	662,250	$(16,176)	$(36)	$25	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.665%	04/17/2016	$	16,684,200	$(29,899)	$(31,503)	$0	$(1,343)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016		7,549,000	(12,523)	(4,293)	0	(1,049)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016		8,728,400	(19,464)	(17,980)	0	(2,098)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		16,686,600	(55,991)	(104,910)	0	(8,103)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017		553,500	(3,439)	(926)	0	(327)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017		2,324,100	(18,317)	(11,159)	0	(1,641)
Receive	3-Month USD-LIBOR	1.680%	10/16/2019		500,000	(8,623)	(7,648)	0	(817)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		658,100	(10,316)	(9,658)	0	(1,057)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		2,591,300	(52,691)	(48,082)	0	(4,323)
Receive	3-Month USD-LIBOR	2.550%	10/16/2024		1,500,000	(89,395)	(83,695)	0	(3,014)
Receive	3-Month USD-LIBOR	2.500%	10/16/2024		4,000,000	(219,705)	(210,930)	0	(8,016)
Receive	3-Month USD-LIBOR	2.550%	10/29/2024		400,000	(23,568)	(15,689)	0	(827)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,312,700	(1,300,301)	(245,543)	0	(5,042)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		5,727,700	(485,371)	(953,822)	0	(5,356)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,111,500	(778,825)	(952,620)	0	(3,670)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		113,900	(11,047)	(16,360)	0	(113)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022		1,754,800	(16,053)	(4,342)	0	(3,590)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	287,900	(12,269)	(11,694)	0	(938)
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025		262,000	4,295	4,671	937	0
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	100,000	(1,615)	(592)	0	(1)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		917,900	(9,663)	(9,663)	0	(9)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		1,589,300	(15,769)	(1,052)	0	(15)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		2,581,300	(36,684)	(7,547)	163	0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		459,900	(10,816)	(10,816)	31	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		760,000	(8,676)	(6,941)	74	0
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	25,094,000	(386)	(386)	0	(49)
Receive	28-Day MXN-TIIE	3.540%	08/31/2015		18,363,000	(486)	(1)	0	(113)
Receive	28-Day MXN-TIIE	3.615%	12/18/2015		14,500,000	129	129	110	0
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		8,675,000	121	121	66	0
Pay	28-Day MXN-TIIE	3.960%	05/16/2016		6,039,400	12	12	26	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		7,066,979	10,581	(4,104)	111	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		13,260,000	(2,429)	(50)	327	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,986,900	1,783	(576)	70	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		17,159,500	29,275	(8,744)	607	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		9,643,000	16,702	(2,883)	811	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		5,238,000	5,811	2,967	531	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		1,288,800	(545)	(1,381)	172	0
Pay	28-Day MXN-TIIE	6.330%	11/08/2019		1,870,800	327	96	190	0
Pay	28-Day MXN-TIIE	6.350%	11/08/2019		1,776,100	351	(884)	181	0
Pay	28-Day MXN-TIIE	6.320%	11/12/2019		1,430,100	226	242	146	0
Pay	28-Day MXN-TIIE	5.750%	06/08/2020		1,286,000	1,629	(1,865)	214	0
Pay	28-Day MXN-TIIE	6.240%	02/01/2021		2,310,000	6,145	(1,378)	392	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	2,223	(1,068)	126	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		1,200,000	4,778	(1,837)	198	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		6,244,500	503	4,810	982	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	7,952,000	$7,033	$(12,369)	$1,216	$0
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		1,446,500	2,317	2,317	222	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		1,115,300	1,206	1,206	170	0
Pay	28-Day MXN-TIIE	5.877%	09/23/2021		2,262,900	2,187	2,187	344	0
Pay	28-Day MXN-TIIE	5.765%	09/30/2021		3,300,000	1,643	1,643	498	0
Pay	28-Day MXN-TIIE	5.770%	09/30/2021		349,900	181	181	53	0
Pay	28-Day MXN-TIIE	5.570%	10/08/2021		3,082,600	(544)	(544)	461	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		1,357,200	(41)	(41)	203	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		17,501,400	(14,909)	(13,879)	2,540	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		999,500	1,052	1,052	146	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021		3,082,200	1,694	(1,225)	447	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		234,100	163	(480)	34	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		2,128,100	(2,473)	(4,207)	299	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		5,284,600	(6,372)	5,780	643	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	(23)	(96)	19	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,564,000	1,434	135	195	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023		876,900	(492)	(1,466)	95	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023		8,600,000	37,399	(3,647)	950	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		3,270,000	5,731	5,649	344	0
Pay	28-Day MXN-TIIE	6.320%	05/02/2024		2,110,000	3,840	(1,464)	222	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		101,000	(4)	113	10	0
Pay	28-Day MXN-TIIE	7.270%	04/10/2029		1,400,000	9,567	2,006	306	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029		514,700	2,176	1,747	118	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		1,248,700	3,407	1,955	276	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029		787,700	2,913	2,913	178	0
Pay	28-Day MXN-TIIE	6.860%	11/27/2029		1,229,800	4,721	4,721	278	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029		2,513,400	6,933	6,933	564	0

						$(3,079,236)	$(2,778,454)	$17,296	$(51,511)

Total Swap Agreements						$(3,094,932)	$(2,778,710)	$17,321	$(51,511)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(l)	Securities with an aggregate market value of $2,739,319 and cash of $197,135 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$72,614	$17,321	$89,935	$0	$ (19,648)	$ (51,511)	$ (71,159)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		AUD	38,260	$		30,052	$911	$0
	04/2015		BRL	294,809			95,923	3,551	0
	04/2015		CAD	16,773			13,213	0	(30)
	04/2015		GBP	55,626			82,066	0	(450)
	04/2015		ILS	2,538,380			642,297	4,401	(3)
	04/2015		JPY	2,857,313			23,904	81	0
	04/2015		MXN	838,103			59,848	4,903	0
	04/2015	$		218,330		AUD	286,273	0	(290)
	04/2015			91,898		BRL	294,809	474	0
	04/2015			9,324		CAD	11,581	0	(181)
	04/2015			303		EUR	271	0	(12)
	04/2015			27,294		GBP	17,772	0	(931)
	04/2015			148		ILS	585	0	(1)
	04/2015			23,924		JPY	2,857,313	0	(101)
	05/2015		CAD	359,764	$		327,758	43,830	0
	05/2015		EUR	304,941			328,938	846	0
	05/2015		MXN	8,032,919			564,304	39,278	(115)
	05/2015	$		21,693		AUD	27,619	0	(698)
	05/2015			23,914		JPY	2,857,313	0	(79)
	05/2015			34,920		MXN	512,524	0	(1,385)
	06/2015		EUR	750,000	$		1,026,173	218,923	0
	06/2015		ILS	908,282			230,222	1,984	(40)
	06/2015		JPY	106,620,000			888,978	0	(1,095)
	06/2015		MXN	6,202,791			408,172	3,262	0
	06/2015	$		377,217		EUR	285,641	0	(69,772)
	08/2015		EUR	96,600	$		129,190	25,126	0
	08/2015		JPY	20,610,832			203,100	30,922	0
	06/2016		EUR	1,795,000			2,458,723	508,422	0
	06/2016	$		140,340		EUR	103,913	0	(27,450)
	09/2016		EUR	500,000	$		655,000	109,766	0
BPS	04/2015		BRL	2,307,616			865,195	142,541	(385)
	04/2015		CAD	829,647			663,803	8,763	0
	04/2015		DKK	183,832			32,892	6,437	0
	04/2015		ILS	151			38	0	0
	04/2015		MXN	7,762,852			574,870	65,947	0
	04/2015		NZD	26,073			19,580	88	0
	04/2015	$		184,176		AUD	237,648	286	(3,458)
	04/2015			757,785		BRL	2,307,616	1,084	(35,830)
	04/2015			127,633		ILS	506,071	0	(457)
	04/2015			754,351		MXN	11,125,133	0	(25,004)
	05/2015		AUD	118,032	$		93,170	3,446	0
	05/2015		BRL	239,301			74,027	74	(410)
	05/2015		MXN	7,012,583			482,778	24,044	(1)
	05/2015	$		5,357		EUR	4,937	0	(45)
	05/2015			747,494		MXN	11,234,990	361	(12,757)
	06/2015		EUR	125,000	$		169,524	34,982	0
	06/2015		ILS	506,071			127,659	469	0
	06/2015		JPY	95,470,000			794,524	0	(2,494)
	06/2015	$		596,026		EUR	444,554	0	(117,538)
	07/2015		BRL	665,910	$		265,623	62,590	0
	07/2015		DKK	316,910			46,070	330	0
	10/2015		BRL	1,296,600			427,281	43,217	0
	01/2016			232,344			80,299	13,208	0
	04/2016			368,000			102,937	0	(972)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2018	BRL	14,509	$		4,243	$705	$0
BRC	04/2015	$	46,718		INR	2,932,702	345	0
	05/2015		11,068		MXN	162,424	0	(440)
	06/2015	ILS	304,639		$	75,979	0	(585)
	06/2015	JPY	23,540,000			196,052	0	(468)
	06/2015	MXN	4,995,627			318,183	0	(7,926)
	06/2015	$	808,562		EUR	603,446	0	(159,054)
	07/2015		177,885		BRL	500,000	0	(25,437)
	10/2015	BRL	78,900	$		27,929	4,558	0
	06/2016	EUR	540,000			741,254	154,267	0
CBK	04/2015	BRL	2,797,784			862,728	0	(13,444)
	04/2015	$	146,121		AUD	189,576	0	(1,730)
	04/2015		486,789		BRL	1,334,532	0	(68,644)
	04/2015		1,617		CAD	2,024	0	(19)
	04/2015		4		DKK	24	0	0
	04/2015		24,313		GBP	15,812	0	(857)
	04/2015		547,293		ILS	2,176,222	176	(580)
	04/2015		119,696		MXN	1,764,399	0	(4,213)
	04/2015		19,943		NZD	26,073	0	(450)
	05/2015	EUR	1,455,502		$	1,562,054	6,045	(9,992)
	05/2015	MXN	2,959,761			191,172	628	(3,111)
	05/2015	NZD	26,073			19,877	450	0
	05/2015	$	443,195		BRL	1,463,253	11,512	0
	05/2015		11,387		CAD	14,219	0	(165)
	05/2015		460,306		EUR	428,388	615	(11)
	05/2015		275,116		GBP	185,330	0	(259)
	05/2015		1,247,148		MXN	18,434,194	378	(42,169)
	06/2015	EUR	500,000	$		683,670	145,504	0
	06/2015	ILS	2,144,443			539,537	576	0
	06/2015	MXN	7,768,030			498,913	0	(8,175)
	06/2015	$	6,620		EUR	5,004	0	(1,234)
	06/2015		65,054		INR	4,106,510	0	(4)
	07/2015	BRL	874,601		$	337,826	71,163	0
	08/2015	$	1,902		DKK	12,350	0	(117)
	10/2015	BRL	33,000		$	11,661	1,886	0
	06/2016	$	337,675		EUR	250,000	0	(66,078)
DUB	04/2015	BRL	3,065,900		$	989,792	39,510	(9,922)
	04/2015	CAD	23,451			18,562	47	0
	04/2015	ILS	2,234,838			566,382	4,763	0
	04/2015	MXN	3,218,199			215,987	5,307	0
	04/2015	$	706,985		BRL	2,143,090	1,812	(37,309)
	04/2015		1,360,216		GBP	915,286	0	(2,481)
	04/2015		369,711		ILS	1,471,052	111	(144)
	05/2015	GBP	915,286		$	1,359,920	2,488	0
	05/2015	MXN	2,221,310			160,904	15,785	0
	05/2015	$	277,328		BRL	922,810	9,436	0
	05/2015		549,561		MXN	8,119,576	0	(18,698)
	06/2015	ILS	1,471,052	$		369,763	142	(97)
	06/2015	$	571,662		EUR	439,479	0	(98,636)
	06/2015		388,507		JPY	46,529,100	0	(244)
	07/2015	BRL	572,727		$	234,051	59,429	0
	08/2015	EUR	536,500			718,606	140,655	0
	10/2015	BRL	570,877			186,714	17,615	0
	01/2016		676,056			228,354	33,139	0
	02/2016	EUR	450,000			605,520	118,912	0
	06/2016		1,250,000			1,709,019	351,034	0
	06/2016	$	2,636		EUR	1,950	0	(517)
	09/2016	EUR	500,000		$	656,880	111,646	0

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		BRL	2,921,539	$		993,256	$80,996	$(3,138)
	04/2015	$		1,394,416		BRL	4,384,792	1,444	(22,436)
	04/2015			952,435		CAD	1,192,782	0	(10,686)
	04/2015			515,017		GBP	346,154	0	(1,533)
	05/2015		BRL	1,588,724	$		495,918	2,221	0
	05/2015		CAD	1,192,782			952,012	10,673	0
	05/2015		GBP	346,154			514,908	1,538	0
	05/2015		MXN	4,132,852			300,294	30,121	0
	05/2015	$		49,073		BRL	158,655	238	(9)
	05/2015			213,751		MXN	3,237,322	0	(1,935)
	06/2015		EUR	500,000	$		682,925	144,759	0
	06/2015		JPY	54,970,000			457,964	0	(920)
	06/2015		MXN	2,997,955			192,312	0	(3,391)
	06/2015	$		574,559		EUR	428,617	0	(113,225)
	07/2015		BRL	2,912,957	$		1,172,426	284,275	0
	04/2016			350,000			97,357	0	(1,469)
	06/2016		EUR	500,000			685,010	141,816	0
GLM	04/2015		BRL	3,432,925			1,383,078	307,448	0
	04/2015		EUR	23,050			24,430	0	(359)
	04/2015		ILS	1,786,699			450,732	1,732	0
	04/2015		INR	257,340			4,109	0	(21)
	04/2015	$		3,411		AUD	4,375	0	(78)
	04/2015			1,368,174		BRL	4,355,735	3,039	(6,868)
	04/2015			848,856		CAD	1,062,343	0	(10,093)
	04/2015			122,031		GBP	80,038	0	(3,303)
	04/2015			258,290		ILS	1,027,764	70	(81)
	04/2015			292,506		MXN	4,381,447	0	(5,264)
	05/2015		BRL	1,900,878	$		590,041	0	(658)
	05/2015		CAD	1,062,343			848,469	10,072	0
	05/2015		CHF	22,405			24,313	1,220	0
	05/2015		EUR	308,871			339,782	7,462	0
	05/2015		ILS	1,000,000			251,370	70	0
	05/2015		MXN	4,381,447			291,882	5,207	0
	05/2015	$		4,527		CHF	4,285	0	(111)
	05/2015			4,435		EUR	4,207	91	0
	05/2015			4,083		INR	257,340	20	0
	05/2015			112,835		MXN	1,680,298	0	(2,894)
	06/2015		JPY	676,926,983	$		5,591,571	0	(57,060)
	06/2015	$		585,457		EUR	439,427	0	(112,487)
	07/2015		BRL	1,127,742	$		450,532	106,687	0
	10/2015			884,000			304,146	42,298	0
HUS	04/2015			2,202,481			768,819	78,722	0
	04/2015		CAD	23,020			18,150	0	(25)
	04/2015		DKK	133,079			23,812	4,660	0
	04/2015		ILS	1,000,892			253,467	1,941	0
	04/2015	$		750,073		BRL	2,202,481	1,932	(61,907)
	04/2015			303		EUR	271	0	(12)
	04/2015			21,983		HKD	170,419	0	(2)
	04/2015			19,349		MXN	285,222	0	(681)
	05/2015		BRL	74,594	$		23,173	0	(7)
	05/2015		EUR	271			303	12	0
	05/2015		MXN	745,484			49,688	911	0
	05/2015	$		48,300		BRL	155,454	7	0
	05/2015			649,681		MXN	9,743,508	799	(13,047)
	06/2015		MXN	3,858,601	$		250,088	0	(1,797)
	06/2015	$		230,541		INR	14,634,762	1,281	0
	07/2015		BRL	123,565	$		50,089	12,415	0
	08/2015		JPY	4,703,399			46,126	6,835	0
	01/2016		BRL	1,000,000			348,311	59,554	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	04/2015		BRL	3,468,689	$		1,251,383	$164,548	$0
	04/2015		CAD	432,265			345,654	4,363	0
	04/2015		ILS	1,129,548			285,198	1,375	(35)
	04/2015		INR	34,881,233			547,586	0	(12,171)
	04/2015		MXN	4,651,766			322,497	18,659	(729)
	04/2015	$		1,254,248		BRL	3,468,689	171	(167,584)
	04/2015			11,182		CAD	14,045	0	(93)
	04/2015			18,512		GBP	12,053	0	(632)
	05/2015		EUR	591,376	$		630,566	0	(5,706)
	05/2015		MXN	2,500,000			182,129	18,653	0
	05/2015	$		80,573		MXN	1,183,286	0	(3,152)
	06/2015		EUR	1,000,000	$		1,363,430	287,097	0
	06/2015	$		639,838		EUR	478,199	0	(125,138)
	10/2015		BRL	3,031,761	$		1,081,663	183,629	0
	01/2016			1,290,752			438,012	65,299	0
	01/2018	$		4,215		BRL	14,509	0	(676)
MSB	04/2015		BRL	2,721,365	$		896,243	52,364	(8,799)
	04/2015		MXN	4,297,489			283,431	2,638	(831)
	04/2015	$		959,478		BRL	2,721,365	228	(107,028)
	04/2015			6,333		MXN	95,592	0	(66)
	05/2015		MXN	5,368,930	$		380,576	29,712	0
	05/2015	$		603,378		MXN	8,980,225	0	(16,194)
	06/2015			430,698		JPY	51,795,600	2,366	(854)
	07/2015		BRL	359,281	$		130,776	21,232	0
	07/2015	$		576,400		BRL	1,584,532	0	(93,281)
	08/2015		DKK	12,350	$		1,888	104	0
	08/2015		SAR	230,586			61,408	0	(67)
	08/2015	$		61,339		SAR	230,586	136	0
	10/2015		BRL	750,000	$		271,956	49,799	0
	01/2016			395,600			137,567	23,334	0
NAB	06/2015		EUR	963,095			1,307,335	270,724	0
	08/2015		JPY	51,203,750			500,000	72,255	0
	06/2016		EUR	900,000			1,235,823	257,760	0
NGF	04/2015		BRL	525,000			163,653	0	(844)
	04/2015		MXN	3,709,281			245,992	2,920	0
	04/2015	$		196,937		BRL	525,000	0	(32,441)
	05/2015			303		EUR	271	0	(11)
	06/2015		MXN	297,465	$		19,081	0	(337)
	10/2015		BRL	205,516			67,437	6,562	0
	01/2016			825,000			279,474	41,249	0
RBC	04/2015		CAD	966,882			775,470	12,078	0
SCX	04/2015		CNY	5,908			952	0	(9)
	04/2015	$		1,934		AUD	2,479	0	(46)
	04/2015			7,399		CAD	9,264	0	(85)
	04/2015			136,644		INR	8,574,399	954	0
SOG	06/2015			789,279		JPY	94,595,000	71	0
	10/2015		BRL	525,057	$		171,700	16,173	0
UAG	04/2015		AUD	709,710			551,562	11,012	0
	04/2015		BRL	1,898,197			661,876	67,676	(557)
	04/2015		GBP	1,330,063			2,053,992	80,976	0
	04/2015		INR	461,610			7,362	0	(45)
	04/2015	$		21,792		AUD	27,619	0	(756)
	04/2015			595,110		BRL	1,898,197	6,253	(6,605)
	04/2015			388,598		INR	24,415,600	3,213	0
	04/2015			5,381		MXN	79,307	0	(190)
	05/2015		CHF	4,285	$		4,526	110	0
	05/2015		MXN	4,612,651			336,948	35,325	0
	05/2015	$		3,319		EUR	3,048	0	(40)
	05/2015			9,917		GBP	6,655	0	(47)

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		49,836		MXN	741,914	$0	$(1,293)
	06/2015		CNY	25,242	$		4,062	0	(22)
	06/2015	$		152,082		EUR	115,396	0	(27,878)
	06/2015			203,720		INR	12,984,826	1,966	0
	07/2015		BRL	2,281,011	$		932,170	236,697	0
	08/2015	$		48,353		DKK	317,145	0	(2,521)
	10/2015		BRL	1,876,250	$		685,142	129,381	0
	01/2016			158,200			51,189	5,509	0

Total Forward Foreign Currency Contracts								$6,252,323	$(1,937,454)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	261,900	$553	$233
HUS	Call - OTC USD versus SAR		3.755	08/05/2015		250,000	537	229
MSB	Call - OTC USD versus SAR		3.759	07/30/2015		172,300	534	126

							$1,624	$588

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	7,490,200	$28,163	$23,366
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		344,400	4,822	2,253
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		1,441,200	6,053	4,505
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020		816,300	12,105	8,363
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		1,437,500	6,684	4,360
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		1,384,800	19,664	16,242
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		4,230,500	7,051	4,993
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		699,700	6,297	5,404
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016		699,700	10,845	8,516

								$101,684	$78,002

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 4.000% due 06/01/2045	$	82.000	06/04/2015	$	1,000,000	$39	$0
	Put - OTC Fannie Mae 4.500% due 06/01/2045		84.000	06/04/2015		977,000	39	0
MYI	Put - OTC Fannie Mae 4.000% due 06/01/2045		75.000	06/04/2015		2,000,000	78	0

							$156	$0

Total Purchased Options							$103,464	$78,590

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$	166,900	$(1,312)	$(320)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015		755,700	(10,920)	(792)
	Put - OTC USD versus JPY		80.000	02/18/2019		298,500	(16,428)	(2,511)
	Put - OTC USD versus JPY		80.000	02/28/2019		175,000	(9,471)	(1,496)
BPS	Put - OTC USD versus JPY		115.500	04/15/2015		127,700	(887)	(46)
BRC	Put - OTC USD versus JPY		94.750	04/21/2016		10,400	(158)	(19)
CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015		103,600	(854)	(689)
	Call - OTC USD versus ILS		4.170	06/10/2015		185,700	(1,232)	(728)
	Put - OTC USD versus INR	INR	62.250	06/10/2015		125,000	(640)	(804)
	Call - OTC USD versus INR		65.250	06/10/2015		125,000	(786)	(432)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015		138,600	(2,370)	(72)
	Put - OTC USD versus JPY		99.000	09/30/2015		173,600	(1,834)	(90)
DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015		104,100	(947)	(519)
	Put - OTC USD versus BRL		3.020	05/22/2015		134,400	(1,371)	(1,071)
	Put - OTC USD versus BRL		3.080	05/27/2015		89,200	(1,031)	(1,181)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015		145,100	(1,146)	(602)
	Call - OTC USD versus ILS		4.150	06/04/2015		153,900	(960)	(635)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015		141,700	(1,608)	(120)
FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015		146,900	(1,447)	(1,447)
	Put - OTC USD versus BRL		3.070	05/29/2015		143,000	(1,695)	(1,695)
	Put - OTC USD versus INR	INR	62.780	07/09/2015		125,000	(999)	(1,365)
	Call - OTC USD versus INR		65.640	07/09/2015		125,000	(1,028)	(698)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015		213,200	(2,938)	(81)
GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015		170,200	(1,489)	(1,579)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015		161,900	(1,149)	(577)
	Call - OTC USD versus ILS		4.100	05/15/2015		194,800	(1,364)	(885)
	Call - OTC USD versus ILS		4.160	06/01/2015		288,600	(1,183)	(1,046)
	Put - OTC USD versus INR	INR	62.250	06/10/2015		125,000	(694)	(804)
	Call - OTC USD versus INR		65.250	06/10/2015		125,000	(719)	(433)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015		365,500	(5,300)	(546)
HUS	Put - OTC USD versus BRL	BRL	3.075	05/14/2015		97,900	(1,092)	(1,092)
	Call - OTC USD versus ILS	ILS	4.130	05/29/2015		136,900	(945)	(602)
	Put - OTC USD versus INR	INR	62.300	06/17/2015		125,000	(757)	(875)
	Call - OTC USD versus INR		65.500	06/17/2015		125,000	(752)	(457)
JPM	Call - OTC USD versus ILS	ILS	4.100	05/07/2015		168,900	(1,220)	(635)
	Call - OTC USD versus INR	INR	65.900	05/12/2015		24,500	(201)	(18)
	Put - OTC USD versus INR		62.000	06/05/2015		146,500	(894)	(710)
	Call - OTC USD versus INR		65.000	06/05/2015		146,500	(740)	(508)
	Put - OTC USD versus INR		61.500	07/15/2015		146,400	(773)	(596)
	Call - OTC USD versus INR		65.000	07/15/2015		146,400	(1,277)	(1,182)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015		75,100	(1,273)	(39)
	Put - OTC USD versus JPY		109.000	11/10/2015		361,900	(6,921)	(1,792)
SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		377,400	(6,437)	(1,996)
UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015		124,200	(978)	(503)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015		140,900	(1,634)	(26)
	Put - OTC USD versus JPY		100.000	07/03/2015		182,700	(1,279)	(13)

							$(101,133)	$(34,327)

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,001)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(2,491)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(299)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(871)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(359)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(311)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(629)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(325)

						$(71,048)	$(6,286)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	7,490,200	$(10,636)	$(7,325)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		7,490,200	(18,276)	(13,917)
BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,438)	0
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		344,400	(2,058)	(800)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		344,400	(3,203)	(1,360)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		246,500	(2,416)	0
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016		1,441,200	(2,162)	(1,218)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		1,441,200	(3,891)	(2,531)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		816,300	(10,204)	(5,958)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		1,437,500	(2,444)	(1,002)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		1,437,500	(4,312)	(2,270)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		1,384,800	(7,201)	(5,570)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		1,384,800	(12,532)	(10,088)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		2,821,800	(1,693)	(949)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		1,408,700	(845)	(524)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016	$	2,821,800	$(3,104)	$(1,901)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		1,408,700	(1,409)	(989)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		2,068,100	(27,144)	(2,248)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		4,884,600	(63,011)	(8,030)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		699,700	(2,659)	(2,103)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		699,700	(4,058)	(3,477)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		699,700	(4,443)	(3,308)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		699,700	(6,997)	(5,428)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		479,100	(12,576)	(789)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	0

								$(253,078)	$(81,785)

Total Written Options								$(425,259)	$(122,398)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12,752	$155,754,200	AUD	0	EUR	5,658,600	GBP	0	$(977,438)
Sales	447,577	257,156,100		4,457,600		34,057,800		500,000	(1,449,097)
Closing Buys	(133,684)	(58,847,100)		0		(5,456,700)		0	366,281
Expirations	(156,071)	(253,843,100)		(2,626,000)		(25,513,500)		(500,000)	1,410,805
Exercised	(170,574)	(36,364,100)		(1,831,600)		(8,746,200)		0	224,190

Balance at End of Period	0	$63,856,000	AUD	0	EUR	0	GBP	0	$(425,259)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$	7,500	$962	$(494)	$468	$0
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%		112,900	11,906	(4,862)	7,044	0
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%		1,200	144	(68)	76	0
MYC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%		9,200	1,104	(530)	574	0

								$14,116	$(5,954)	$8,162	$0

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%	$	20,000	$(298)	$433	$135	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		34,600	(407)	414	7	0
	Brazil Government International Bond	1.950%	04/20/2016	1.235%		300	0	5	5	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		24,600	(71)	(10)	0	(81)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		11,000	(167)	23	0	(144)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		8,600	(75)	(78)	0	(153)
	China Government International Bond	1.000%	09/20/2015	0.191%		50,000	402	(191)	211	0
	China Government International Bond	1.000%	12/20/2018	0.634%		67,500	811	113	924	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		32,300	269	(757)	0	(488)
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		32,900	(1,099)	1,296	197	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		65,000	(784)	1,276	492	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		15,000	(435)	489	54	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		10,000	(132)	185	53	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		40,300	727	(439)	288	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		50,000	(1,280)	1,508	228	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		14,000	98	(57)	41	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		20,000	192	(88)	104	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(358)	468	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		256,800	(366)	388	22	0
BPS	China Government International Bond	1.000%	09/20/2015	0.191%		15,000	94	(30)	64	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		15,000	(141)	252	111	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(951)	1,078	127	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		600	(9)	13	4	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		30,000	(1,207)	1,081	0	(126)
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		19,500	(280)	365	85	0
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		2,900	(419)	(17)	0	(436)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		47,700	(5,272)	(4,136)	0	(9,408)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		1,800	(276)	(92)	0	(368)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	State Street Corp.	1.000%	06/20/2016	0.179%	$	76,000	$1,131	$(336)	$795	$0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%	EUR	25,000	(495)	567	72	0
BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.797%	$	20,000	229	26	255	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		37,000	(1,080)	1,064	0	(16)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		15,000	193	(242)	0	(49)
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		240,700	(2,853)	2,906	53	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		55,000	(45)	53	8	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		29,390	(268)	222	0	(46)
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		21,200	(51)	(19)	0	(70)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		25,000	(719)	513	0	(206)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		25,000	(871)	544	0	(327)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		20,000	(97)	233	136	0
	China Government International Bond	1.000%	09/20/2016	0.292%		50,000	630	(87)	543	0
	China Government International Bond	1.000%	12/20/2018	0.634%		155,100	1,727	397	2,124	0
	China Government International Bond	1.000%	03/20/2019	0.676%		125,000	304	1,311	1,615	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		30,000	(266)	486	220	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.224%		50,000	423	(319)	104	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		100,000	1,491	(576)	915	0
	General Motors Co.	5.000%	03/20/2016	0.552%		40,000	3,517	(1,709)	1,808	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		45,000	(1,437)	1,600	163	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		35,000	(508)	695	187	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		10,000	(149)	218	69	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		25,000	(969)	864	0	(105)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		140,000	1,225	(919)	306	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	304	(190)	114	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		61,000	(635)	814	179	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		5,000	(112)	134	22	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		191,000	(316)	333	17	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		45,300	(6,596)	(2,338)	0	(8,934)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		85,000	1,495	(43)	1,452	0

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	21,000	$(330)	$334	$4	$0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		113,700	(915)	737	0	(178)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,000	(174)	(23)	0	(197)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	23	(51)	0	(28)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		20,800	547	(158)	389	0
	China Government International Bond	1.000%	12/20/2018	0.634%		120,600	1,273	378	1,651	0
	China Government International Bond	1.000%	03/20/2019	0.676%		169,200	783	1,403	2,186	0
	China Government International Bond	1.000%	06/20/2019	0.713%		434,150	3,020	2,248	5,268	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		25,000	141	(519)	0	(378)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(97)	170	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		10,000	(396)	493	97	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.223%		10,000	0	74	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		25,000	(876)	978	102	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		25,000	(190)	379	189	0
	General Motors Co.	5.000%	09/20/2016	0.647%		15,000	1,502	(512)	990	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		12,100	(274)	318	44	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(218)	298	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		15,000	(503)	440	0	(63)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		16,800	(253)	302	49	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		200,000	(1,884)	2,861	977	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%		50,000	(48)	323	275	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		25,000	(707)	841	134	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		36,000	(654)	841	187	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		84,700	61	(54)	7	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		15,000	299	(50)	249	0
DUB	Australia Government International Bond	1.000%	06/20/2019	0.213%		50,000	1,589	65	1,654	0
	Bank of America Corp.	1.000%	06/20/2015	0.186%		75,000	592	(430)	162	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		5,000	91	(38)	53	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		10,000	8	(12)	0	(4)
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		15,000	(251)	223	0	(28)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%	$	75,000	$(319)	$70	$0	$(249)
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		61,800	(873)	891	18	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		110,000	(1,220)	1,244	24	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		75,000	(494)	506	12	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		100,000	(168)	(161)	0	(329)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,400	(279)	77	0	(202)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		5,800	161	(53)	108	0
	China Government International Bond	1.000%	12/20/2018	0.634%		143,600	1,499	468	1,967	0
	China Government International Bond	1.000%	06/20/2019	0.713%		85,000	534	498	1,032	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		45,000	287	(968)	0	(681)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(48)	122	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		110,000	(4,219)	4,665	446	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		50,000	(1,411)	1,712	301	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		2,600	(210)	229	19	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		75,000	1,128	(442)	686	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		29,400	552	69	621	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(619)	710	91	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(211)	291	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		45,000	(2,120)	1,930	0	(190)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		41,700	786	(488)	298	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		150,000	1,312	(983)	329	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		25,000	252	(145)	107	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		9,400	(118)	146	28	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		143,200	(1,131)	1,830	699	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(871)	1,001	130	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		15,000	(165)	241	76	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		46,700	(762)	966	204	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		101,800	(139)	148	9	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		5,200	15	(22)	0	(7)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		63,000	1,158	(81)	1,077	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		29,800	612	(118)	494	0

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	U.S. Treasury Notes	0.250%	06/20/2015	0.069%	EUR	50,000	$(526)	$553	$27	$0
FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	70,000	(777)	792	15	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.419%		590	(23)	31	8	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		5,000	(43)	80	37	0
	Export-Import Bank of China	1.000%	12/20/2016	0.524%		10,000	(970)	1,056	86	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		11,300	(437)	547	110	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(218)	254	36	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(318)	425	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		21,900	(496)	646	150	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		25,000	(217)	291	74	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		15,000	127	(49)	78	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	102,500	(1,113)	1,319	206	0
GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%	$	30,800	(414)	422	8	0
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		47,500	(289)	(103)	0	(392)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		85,000	261	(501)	0	(240)
	China Government International Bond	1.000%	09/20/2015	0.191%		25,000	182	(77)	105	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	260	(50)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		25,000	226	116	342	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		21,100	112	(431)	0	(319)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		20,000	(184)	331	147	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(333)	369	36	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		7,500	(302)	271	0	(31)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		30,200	568	(352)	216	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		20,000	(318)	425	107	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		3,300	(108)	124	16	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(143)	186	43	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		86,300	(91)	98	7	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.874%		10,000	102	3	105	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	18,000	$(1,940)	$(1,611)	$0	$(3,551)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		100	(16)	(5)	0	(21)
HUS	China Government International Bond	1.000%	06/20/2017	0.384%		10,000	174	(33)	141	0
	China Government International Bond	1.000%	12/20/2018	0.634%		82,500	968	162	1,130	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(53)	126	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		2,800	(108)	136	28	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(792)	882	90	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		25,000	(566)	738	172	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		35,000	(1,321)	1,173	0	(148)
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		44,800	127	(705)	0	(578)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		28,700	(2,905)	(2,755)	0	(5,660)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		5,200	(949)	(114)	0	(1,063)
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	50,000	(620)	720	100	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,084)	1,227	143	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.123%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.122%	$	20,000	(816)	862	46	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%		15,000	(463)	565	102	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		40,000	(420)	431	11	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		50,000	(84)	(80)	0	(164)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		99,000	(1,137)	320	0	(817)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		16,200	(296)	84	0	(212)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		15,000	(131)	232	101	0
	China Government International Bond	1.000%	09/20/2015	0.191%		10,000	62	(20)	42	0
	China Government International Bond	1.000%	12/20/2018	0.634%		115,000	1,188	387	1,575	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		25,000	(193)	377	184	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		15,000	(526)	587	61	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.269%		10,000	0	2	2	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(814)	940	126	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		8,700	(138)	185	47	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	(1,694)	1,809	115	0

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	0.920%	03/20/2016	0.536%	$	6,950	$0	$28	$28	$0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		52,700	234	48	282	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(889)	1,019	130	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		400	(13)	15	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		13,200	(1,490)	(1,114)	0	(2,604)
MBC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		248,900	1,734	(1,664)	70	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		130,500	938	(909)	29	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	730	(715)	15	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		61,200	452	(547)	0	(95)
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		10,000	126	(78)	48	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		24,100	361	(232)	129	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		39,900	630	(423)	207	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		11,700	209	(152)	57	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		48,500	856	(644)	212	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		157,600	2,154	(2,140)	14	0
MYC	Australia Government International Bond	1.000%	06/20/2019	0.213%		25,000	794	32	826	0
	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	55,600	577	(449)	128	0
	Barclays Bank PLC	1.000%	09/20/2015	0.197%		42,000	457	(268)	189	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%	$	31,500	(305)	314	9	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		25,000	(157)	162	5	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	(806)	822	16	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		75,000	(608)	490	0	(118)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	15	(44)	0	(29)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		50,000	(326)	666	340	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	236	(26)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		57,600	581	208	789	0
	China Government International Bond	1.000%	03/20/2019	0.676%		5,150	22	44	66	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		40,000	(232)	526	294	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	$	85,000	$(3,104)	$3,448	$344	$0
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	14,000	(1,423)	96	0	(1,327)
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%	$	25,000	(623)	713	90	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(304)	411	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		15,000	(267)	370	103	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		5,000	90	(55)	35	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		63,900	(506)	847	341	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		5,000	(55)	80	25	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		10,600	(356)	408	52	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		20,100	(69)	71	2	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		94,500	(8,746)	(9,893)	0	(18,639)
RYL	China Government International Bond	1.000%	09/20/2016	0.292%		1,300	(16)	30	14	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		65,000	(1,465)	1,700	235	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		46,900	(1,041)	1,363	322	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		50,000	930	(572)	358	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		5,000	(139)	166	27	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	48,500	(588)	686	98	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%		25,000	(429)	491	62	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.069%		25,000	(221)	234	13	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.069%		25,000	(344)	370	26	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,095)	1,239	144	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	27,600	(261)	267	6	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		35,000	(336)	282	0	(54)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		19,100	(270)	326	56	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		17,900	(79)	174	95	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(135)	179	44	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%	EUR	125,000	(2,169)	2,481	312	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		175,700	(2,371)	2,875	504	0

							$(61,131)	$54,377	$52,799	$(59,553)

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	22,421	$ (4,819)	$402	$0	$(4,417)
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		451,012	54,989	(56,919)	0	(1,930)
CBK	MCDX-15 5-Year Index	1.000%	12/20/2015		28,100	(1,092)	1,126	34	0
	MCDX-23 5-Year Index	1.000%	12/20/2019		286,000	2,217	(896)	1,321	0
DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		387,092	49,259	(50,915)	0	(1,656)
	MCDX-15 5-Year Index	1.000%	12/20/2015		25,000	(980)	1,010	30	0
GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015		23,970	2,960	(3,063)	0	(103)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		19,188	(57)	43	0	(14)
	MCDX-14 5-Year Index	1.000%	06/20/2015		80,000	(4,046)	4,123	77	0
	MCDX-15 5-Year Index	1.000%	12/20/2015		10,000	(389)	401	12	0
	MCDX-23 5-Year Index	1.000%	12/20/2019		207,200	1,510	(553)	957	0
HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		779,636	95,975	(99,307)	0	(3,332)
JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015		64,014	7,408	(7,682)	0	(274)
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		144,008	15,957	(16,574)	0	(617)
	MCDX-15 5-Year Index	1.000%	12/20/2015		21,900	(866)	892	26	0
	MCDX-23 5-Year Index	1.000%	12/20/2019		51,900	375	(135)	240	0

						$ 218,401	$(228,047)	$2,697	$(12,343)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	48,700	$(89)	$(586)	$0	$(675)
	Pay	28-Day MXN-TIIE	6.920%	11/28/2029	MXN	14,000	0	60	60	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.000%	01/04/2021	BRL	43,800	$25	$697	$722	$0
	Receive	1-Year BRL-CDI	11.160%	01/04/2021		358,000	190	5,093	5,283	0
	Receive	3-Month USD- CPURNSA Index	2.595%	09/03/2029	$	50,000	0	5,341	5,341	0
CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	10,600	(108)	(39)	0	(147)
	Receive	3-Month USD-CPURNSA Index	2.660%	08/19/2029	$	100,000	0	11,737	11,737	0
DUB	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	370,900	(3,997)	(1,145)	0	(5,142)
	Receive	3-Month USD-CPURNSA Index	2.493%	09/04/2024	$	100,000	0	7,887	7,887	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024		100,000	0	7,432	7,432	0
	Pay	3-Month USD-CPURNSA Index	2.638%	08/25/2029		50,000	0	5,689	5,689	0
FBF	Pay	28-Day MXN-TIIE	6.338%	11/12/2019	MXN	3,503,000	0	616	616	0
GLM	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		701,100	(566)	1,772	1,206	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	582	0	(152)
HUS	Pay	28-Day MXN-TIIE	5.470%	04/26/2019		570,000	54	582	636	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	890	441	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		552,800	(1,041)	384	0	(657)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(26)	0	(64)
	Pay	28-Day MXN-TIIE	6.570%	04/19/2024		16,400	0	53	53	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		1,300,000	1,998	471	2,469	0
JPM	Receive	3-Month USD- CPURNSA Index	2.455%	09/16/2024	$	100,000	0	7,432	7,432	0
MYC	Pay	28-Day MXN-TIIE	6.320%	05/02/2024	MXN	18,400	27	8	35	0
SOG	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		600,000	100	1,496	1,596	0
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	266,100	(2,790)	(900)	0	(3,690)

							$(7,418)	$55,526	$58,635	$(10,527)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$48,450		$(223)	$0	$(223)

Total Swap Agreements							$163,968	$(124,321)	$122,293	$(82,646)

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(n)	Securities with an aggregate market value of $115,709 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$996,680	$23,366	$2,931	$1,022,977	$(102,633)	$(26,361)	$(1,541)	$(130,535)	$892,442	$(866,405)	$26,037
BPS	408,572	0	12,604	421,176	(199,351)	(46)	(10,338)	(209,735)	211,441	(226,440)	(14,999)
BRC	159,170	0	10,758	169,928	(193,910)	(19)	(16,100)	(210,029)	(40,101)	43,671	3,570
CBK	238,933	2,253	26,117	267,303	(221,252)	(9,637)	(991)	(231,880)	35,423	(19,259)	16,164
DUB	911,831	0	31,864	943,695	(168,048)	(4,798)	(8,488)	(181,334)	762,361	(746,030)	16,331
FBF	698,081	0	1,523	699,604	(158,742)	(5,286)	0	(164,028)	535,576	(545,180)	(9,604)
GLM	485,416	17,461	1,206	504,083	(199,277)	(18,849)	(152)	(218,278)	285,805	(305,500)	(19,695)
GST	0	0	9,432	9,432	0	0	(4,894)	(4,894)	4,538	(1,880)	2,658
HUS	169,069	229	5,737	175,035	(77,478)	(3,026)	(11,502)	(92,006)	83,029	(87,670)	(4,641)
JPM	743,794	16,242	10,471	770,507	(315,916)	(22,092)	(4,071)	(342,079)	428,428	(433,775)	(5,347)
MBC	0	0	781	781	0	0	(95)	(95)	686	(420)	266
MSB	181,913	126	0	182,039	(227,120)	0	0	(227,120)	(45,081)	45,389	308
MYC	0	18,913	4,957	23,870	0	(28,957)	(20,730)	(49,687)	(25,817)	9,175	(16,642)
NAB	600,739	0	0	600,739	0	0	0	0	600,739	(586,430)	14,309
NGF	50,731	0	0	50,731	(33,633)	0	0	(33,633)	17,098	(24,180)	(7,082)
RBC	12,078	0	0	12,078	0	0	0	0	12,078	(13,740)	(1,662)
RYL	0	0	1,116	1,116	0	(789)	0	(789)	327	(400)	(73)
SCX	954	0	0	954	(140)	0	0	(140)	814	81	895
SOG	16,244	0	1,779	18,023	0	(1,996)	0	(1,996)	16,027	(18,630)	(2,603)
UAG	578,118	0	1,017	579,135	(39,954)	(542)	(3,744)	(44,240)	534,895	(545,830)	(10,935)

Total Over the Counter	$6,252,323	$78,590	$122,293	$6,453,206	$(1,937,454)	$(122,398)	$(82,646)	$(2,142,498)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$72,614	$72,614
Swap Agreements	0	25	0	0	17,296	17,321

	$0	$25	$0	$0	$89,910	$89,935

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,252,323	$0	$6,252,323
Purchased Options	0	0	0	588	78,002	78,590
Swap Agreements	0	63,658	0	0	58,635	122,293

	$0	$63,658	$0	$6,252,911	$136,637	$6,453,206

	$0	$63,683	$0	$6,252,911	$226,547	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,648	$19,648
Swap Agreements	0	0	0	0	51,511	51,511

	$0	$0	$0	$0	$71,159	$71,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,937,454	$0	$1,937,454
Written Options	0	0	0	34,327	88,071	122,398
Swap Agreements	0	71,896	0	0	10,750	82,646

	$0	$71,896	$0	$1,971,781	$98,821	$2,142,498

	$0	$71,896	$0	$1,971,781	$169,980	$2,213,657

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(968)	$(968)
Written Options	0	0	0	0	79,639	79,639
Futures	23	0	0	0	2,855,280	2,855,303
Swap Agreements	0	67,661	0	0	(546,817)	(479,156)

	$23	$67,661	$0	$0	$2,387,134	$2,454,818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,609,079	$0	$4,609,079
Purchased Options	0	0	0	0	5,466	5,466
Written Options	0	44,468	0	8,227	1,156,440	1,209,135
Swap Agreements	0	118,712	0	0	316,426	435,138

	$0	$163,180	$0	$4,617,306	$1,478,332	$6,258,818

	$23	$230,841	$0	$4,617,306	$3,865,466	$8,713,636

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,959)	$(5,959)
Futures	0	0	0	0	559,335	559,335
Swap Agreements	0	(10,835)	0	0	(3,530,010)	(3,540,845)

	$0	$(10,835)	$0	$0	$(2,976,634)	$(2,987,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,532,322	$0	$4,532,322
Purchased Options	0	0	0	(1,036)	(23,838)	(24,874)
Written Options	0	(9,052)	0	61,258	(83,856)	(31,650)
Swap Agreements	0	(180,621)	0	0	10,401	(170,220)

	$0	$(189,673)	$0	$4,592,544	$(97,293)	$4,305,578

	$0	$(200,508)	$0	$4,592,544	$(3,073,927)	$1,318,109

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$183,828	$19,268	$203,096
Corporate Bonds & Notes
Banking & Finance	0	16,358,167	439,357	16,797,524
Industrials	0	1,365,780	55,446	1,421,226
Utilities	0	1,287,681	12	1,287,693
Municipal Bonds & Notes
Alabama	0	12,424	0	12,424
California	0	3,045,547	0	3,045,547
Connecticut	0	4,565	0	4,565
Florida	0	6,990	0	6,990
Georgia	0	180,245	0	180,245
Illinois	0	521,026	0	521,026
Indiana	0	9,206	0	9,206
Iowa	0	33,846	0	33,846
Kentucky	0	229	0	229
Louisiana	0	67,712	0	67,712
Massachusetts	0	28,627	0	28,627
Michigan	0	19,062	0	19,062
Nebraska	0	11,985	0	11,985
Nevada	0	104,252	0	104,252
New Jersey	0	8,124	0	8,124
New York	0	253,219	0	253,219
North Carolina	0	13,418	0	13,418
Ohio	0	547,420	0	547,420
Pennsylvania	0	58,779	0	58,779
Rhode Island	0	193	0	193
Tennessee	0	8,062	0	8,062
Texas	0	96,858	0	96,858
Utah	0	835	0	835
Washington	0	1,761	0	1,761
West Virginia	0	133,621	0	133,621
Wisconsin	0	563	0	563

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
U.S. Government Agencies	$0	$30,925,382	$19,031	$30,944,413
U.S. Treasury Obligations	0	43,544,123	0	43,544,123
Mortgage-Backed Securities	0	10,356,303	257,706	10,614,009
Asset-Backed Securities	0	3,445,231	0	3,445,231
Sovereign Issues	0	11,912,926	0	11,912,926
Convertible Preferred Securities
Banking & Finance	0	222,840	0	222,840
Preferred Securities
Banking & Finance	10,210	4,111	0	14,321
Short-Term Instruments
Certificates of Deposit	0	1,647,612	0	1,647,612
Commercial Paper	0	106,378	0	106,378
Repurchase Agreements	0	55,700	0	55,700
Short-Term Notes	0	0	221,899	221,899
Japan Treasury Bills	0	2,339,577	0	2,339,577
Mexico Treasury Bills	0	40,221	0	40,221
U.S. Treasury Bills	0	122,812	0	122,812
	$10,210	$129,087,241	$1,012,719	$130,110,170

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,996,961	$0	$0	$10,996,961

Total Investments	$11,007,171	$129,087,241	$1,012,719	$141,107,131

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,097)	$0	$(40,097)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	72,614	17,321	0	89,935
Over the counter	0	6,452,411	795	6,453,206
	$72,614	$6,469,732	$795	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,648)	(51,511)	0	(71,159)
Over the counter	0	(2,142,498)	0	(2,142,498)
	$(19,648)	$(2,194,009)	$0	$(2,213,657)

Totals	$11,060,137	$133,322,867	$1,013,514	$145,396,518

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$6,759	$19,279	$(6,742)	$(18)	$(74)	$64	$0	$0	$19,268	$(11)
Corporate Bonds & Notes
Banking & Finance	557,962	30,929	(56,118)	(293)	(1,703)	(1,496)	7,841	(97,765)	439,357	5,024
Industrials	74,416	0	(16,050)	(166)	324	(3,283)	205	0	55,446	(1,300)
Utilities	96	0	(73)	0	1	(12)	0	0	12	(2)
U.S. Government Agencies	31,422	340	(8,464)	274	(145)	1,528	0	(5,924)	19,031	1,596
Mortgage-Backed Securities	164	46,493	(17,256)	9	154	(91)	228,233	0	257,706	(101)
Asset-Backed Securities	26,231	0	(8,836)	3	13	(222)	0	(17,189)	0	0
Short-Term Instruments
Short-Term Notes	0	222,000	0	1,172	0	(1,273)	0	0	221,899	(1,273)

	$697,050	$319,041	$(113,539)	$981	$(1,430)	$(4,785)	$236,279	$(120,878)	$1,012,719	$3,933

Financial Derivative Instruments - Assets
Over the counter	$0	$1,131	$0	$0	$0	$(336)	$0	$0	$795	$(336)

Financial Derivative Instruments - Liabilities
Over the counter	$(6,811)	$0	$0	$0	$0	$2,350	$0	$4,461	$0	$0

Totals	$690,239	$320,172	$(113,539)	$981	$(1,430)	$(2,771)	$236,279	$(116,417)	$1,013,514	$3,597

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$19,268	Benchmark Pricing	Base Price	99.98
Corporate Bonds & Notes
Banking & Finance	439,357	Benchmark Pricing	Base Price	98.63-115.50
Industrials	7,963	Benchmark Pricing	Base Price	105.20
	47,483	Third Party Vendor	Broker Quote	29.00-117.50
Utilities	12	Third Party Vendor	Broker Quote	100.75
U.S. Government Agencies	19,031	Benchmark Pricing	Base Price	89.07-107.00
Mortgage-Backed Securities	254,611	Benchmark Pricing	Base Price	0.20-105.13
	3,095	Third Party Vendor	Broker Quote	79.00
Short-Term Instruments
Short-Term Notes	221,899	Indicative Market Quotation	Broker Quote	98.75-99.58

Financial Derivative Instruments - Assets
Over the counter	795	Indicative Market Quotation	Broker Quote	1.01

Total	$1,013,514

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated

ANNUAL REPORT	MARCH 31, 2015	55

Notes to Financial Statements (Cont.)

undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes),

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including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2015	57

Notes to Financial Statements (Cont.)

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide

ANNUAL REPORT	MARCH 31, 2015	59

Notes to Financial Statements (Cont.)

actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2015, the Fund had $19,278,887 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

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Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

A Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$137	$758,513	$(381,537)	$(259)	$89	$376,943	$917	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$18,312,080	$144,509,052	$(152,063,500)	$(140,777)	$3,163	$10,620,018	$227,635	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if

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any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency

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with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap

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market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party

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Notes to Financial Statements (Cont.)

agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary

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policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities it holds for its clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency

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Notes to Financial Statements (Cont.)

controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple

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March 31, 2015

agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or

ANNUAL REPORT	MARCH 31, 2015	73

Notes to Financial Statements (Cont.)

changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.21%	0.31%	0.21%	0.25%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution

74	PIMCO TOTAL RETURN FUND

March 31, 2015

fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

ANNUAL REPORT	MARCH 31, 2015	75

Notes to Financial Statements (Cont.)

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$8,048,360	$22,021,990

76	PIMCO TOTAL RETURN FUND

March 31, 2015

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$364,647,660	$415,285,245	$57,433,376	$85,755,852

ANNUAL REPORT	MARCH 31, 2015	77

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,975,507	$21,527,278	3,658,744	$39,838,864
Class P	340,109	3,715,500	355,553	3,870,564
Administrative Class	497,195	5,411,126	536,777	5,855,544
Class D	158,692	1,725,981	332,463	3,636,722
Class A	309,944 ^	3,369,322 ^	421,470	4,599,048
Class B	94	1,008	122	1,327
Class C	25,649	278,786	70,180	772,581
Class R	33,056	359,791	61,533	671,098

Issued as reinvestment of distributions
Institutional Class	413,012	4,465,949	399,247	4,337,849
Class P	21,345	230,500	17,836	193,899
Administrative Class	92,595	999,416	72,024	782,427
Class D	38,805	419,388	40,293	437,932
Class A	55,132	595,202	47,902	520,593
Class B	39	429	262	2,847
Class C	14,796	159,335	12,516	136,059
Class R	9,489	102,293	6,520	70,835

Cost of shares redeemed
Institutional Class	(9,876,017)	(107,508,428)	(6,306,546)	(68,347,323)
Class P	(666,125)	(7,259,734)	(643,151)	(6,973,831)
Administrative Class	(1,650,875)	(17,936,013)	(986,775)	(10,722,377)
Class D	(904,050)	(9,843,986)	(782,247)	(8,487,678)
Class A	(1,185,681)	(12,910,515)	(994,705)	(10,791,786)
Class B	(12,789)^	(139,305)^	(12,502)	(135,706)
Class C	(317,099)	(3,454,042)	(454,399)	(4,925,437)
Class R	(133,095)	(1,445,375)	(112,423)	(1,220,267)
Net (decrease) resulting from Fund share transactions	(10,760,272)	$(117,136,094)	(4,259,306)	$(45,876,216)
^	At the NYSE Close on March 25, 2015, 2,300 Class B shares in the amount of $24,964 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

On December 31, 2014, a lawsuit was filed in the United States District Court for the Western District of Washington by Robert Kenny, a purported investor in the PIMCO Total Return Fund, against PIMCO and the Distributor (collectively, the “PIMCO 36(b) Parties”). The complaint purports to be brought derivatively on behalf of the PIMCO Total Return Fund, and alleges that the PIMCO 36(b) Parties violated Section 36(b) of the Investment Company Act of 1940 by receiving excessive compensation from the PIMCO Total Return Fund. The plaintiff seeks injunctive and declaratory relief; rescission of the investment advisory, supervisory and administrative and distribution agreements; recovery of fees paid to the PIMCO 36(b) Parties by the PIMCO Total Return Fund for

78	PIMCO TOTAL RETURN FUND

March 31, 2015

the period beginning one year prior to the filing of the complaint through trial; and reduced fees going forward.

On January 28, 2015, a lawsuit was filed in the United States District Court for the Central District of California by William Hampton, a purported investor in the PIMCO Total Return Fund, against PIMCO, the Distributor and the PIMCO Total Return Fund (collectively, the “PIMCO Class Action Parties”). The complaint purports to be brought by Mr. Hampton on behalf of himself and all other similarly situated investors in all classes of the PIMCO Total Return Fund, and alleges that the PIMCO Class Action Parties violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder due to alleged misrepresentations in connection with the management of the PIMCO Total Return Fund. The plaintiff seeks compensatory damages; pre-judgment and post-judgment interest; and extraordinary, equitable and/or injunctive relief as permitted by law.

The PIMCO 36(b) Parties and the PIMCO Class Action Parties (collectively, the “PIMCO Parties”) believe the claims are without merit and intend to vigorously defend the actions. In addition, the PIMCO Parties believe that the matters, individually and collectively, are unlikely to have a material adverse effect on the PIMCO Total Return Fund or on PIMCO’s or the Distributor’s ability to perform their respective investment advisory, administrative or distribution services relating to the PIMCO Total Return Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital	Qualified Late-Year Loss Deferral— Ordinary (3)
PIMCO Total Return Fund	$1,584,322	$3,152,448	$(990,541)	$(195,735)	$0	$0	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and interest-only and Lehman securities.

ANNUAL REPORT	MARCH 31, 2015	79

Notes to Financial Statements (Cont.)

March 31, 2015

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
PIMCO Total Return Fund	$139,784,879	$3,887,541	($2,565,289)	$1,322,252
(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
PIMCO Total Return Fund	$6,464,110	$1,196,390	$0	$5,274,923	$1,338,855	$498,822

(5)	Includes short-term capital gains, if any, distributed.
(6)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPG	BNP Paribas Securities Corp.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NAB	National Australia Bank Ltd.
CFR	Credit Suisse Securities (Europe) Ltd.	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
JML	JP Morgan Securities Plc

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar
BRL	Brazilian Real	ILS	Israeli Shekel
CAD	Canadian Dollar	INR	Indian Rupee
CHF	Swiss Franc	JPY	Japanese Yen
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	SAR	Saudi Riyal
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN	Interest-Only Synthetic Index
CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

82	PIMCO TOTAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Total Return Fund	0.21%	0.21%	$3,702,643	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	83

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

84	PIMCO TOTAL RETURN FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	85

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

86	PIMCO TOTAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2015	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

88	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3016AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO TRENDS Managed Futures Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, issuer non-diversification risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions - which may impact companies in many sectors, including energy, financial services and defense, among others - may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The PIMCO TRENDS Managed Futures Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, and other factors such as weather, disease, embargoes, and international economic and political developments.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	21.53%	18.43%
PIMCO TRENDS Managed Futures Strategy Fund Class P	21.32%	18.26%
PIMCO TRENDS Managed Futures Strategy Fund Administrative Class	21.26%	18.13%
PIMCO TRENDS Managed Futures Strategy Fund Class D	21.00%	18.02%
PIMCO TRENDS Managed Futures Strategy Fund Class A	21.09%	18.08%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	14.44%	12.86%
PIMCO TRENDS Managed Futures Strategy Fund Class C	20.15%	17.16%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	19.15%	17.16%
3 Month USD LIBOR Index	0.24%	0.24%
Lipper Alternative Managed Futures Funds Average	20.00%	12.62%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.43% for the Institutional Class shares, 1.53% for Class P shares, 1.68% for Administrative Class shares, 1.83% for Class D shares, 1.83% for Class A shares and 2.58% for Class C shares.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	Class P - PQTPX	Administrative Class - PQTOX	Class D - PQTDX
Class A - PQTAX		Class C - PQTCX

Allocation Breakdown†

Corporate Bonds & Notes	51.3%
Short-Term Instruments‡	28.9%
Asset-Backed Securities	10.6%
Sovereign Issues	3.2%
Mortgage-Backed Securities	2.7%
Other	3.3%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies.

»

Recognition of trends in multiple bond markets led to long positions in European Monetary Union, French, Italian, British and Australian ten-year Sovereign bonds. These positions contributed to positive returns as interest rates in these regions declined during the reporting period.

»

In currency markets, the U.S. dollar exhibited a strong trend during the reporting period. Beginning in the second quarter of 2014, the Fund held a long position in the U.S. dollar versus several major currencies. The weakening of the Canadian dollar, euro, and Japanese yen were additive to performance, while the sudden strengthening of the Swiss franc in January 2015 detracted from performance.

»	In commodity markets, short corn positions in the late part of the second and third quarters of 2014 added to performance as corn prices generally declined.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,072.00	$5.94	$1,000.00	$1,019.20	$5.79	1.15%
Class P	1,000.00	1,070.80	6.45	1,000.00	1,018.70	6.29	1.25
Administrative Class	1,000.00	1,070.50	7.23	1,000.00	1,017.95	7.04	1.40
Class D	1,000.00	1,069.70	8.00	1,000.00	1,017.20	7.80	1.55
Class A	1,000.00	1,070.20	8.00	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	1,065.70	11.85	1,000.00	1,013.46	11.55	2.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment (Loss) (a)	Net Realized/ Unrealized Gain	Net Increase from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2015	$10.16	$(0.06)	$2.21	$2.15	$(0.80)	$(0.33)
12/31/2013 - 03/31/2014	10.00	(0.01)	0.17	0.16	0.00	0.00
Class P
03/31/2015	10.16	0.64	1.48	2.12	(0.79)	(0.33)
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00
Administrative Class
03/31/2015	10.15	0.29	1.83	2.12	(0.78)	(0.33)
12/31/2013 - 03/31/2014	10.00	(0.02)	0.17	0.15	0.00	0.00
Class D
03/31/2015	10.16	(0.09)	2.18	2.09	(0.78)	(0.33)
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00
Class A
03/31/2015	10.16	0.58	1.52	2.10	(0.78)	(0.33)
12/31/2013 - 03/31/2014	10.00	(0.03)	0.19	0.16	0.00	0.00
Class C
03/31/2015	10.14	0.20	1.81	2.01	(0.75)	(0.33)
12/31/2013 - 03/31/2014	10.00	(0.04)	0.18	0.14	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.13)	$11.18	21.53%	$417,166	1.15%		1.40%		1.15%		1.40%		(0.40)%		40%
0.00	10.16	1.60	277,870	1.13	*	1.59	*	1.13	*	1.59	*	(0.51	)*	69

(1.12)	11.16	21.32	8,677	1.25		1.50		1.25		1.50		1.18		40
0.00	10.16	1.60	18	1.23	*	1.69	*	1.23	*	1.69	*	(0.63	)*	69

(1.11)	11.16	21.26	126	1.40		1.65		1.40		1.65		0.84		40
0.00	10.15	1.50	10	1.38	*	1.84	*	1.38	*	1.84	*	(0.79	)*	69

(1.11)	11.14	21.00	38,802	1.55		1.80		1.55		1.80		(0.62)		40
0.00	10.16	1.60	340	1.53	*	1.99	*	1.53	*	1.99	*	(0.89	)*	69

(1.11)	11.15	21.09	23,215	1.55		1.80		1.55		1.80		1.12		40
0.00	10.16	1.60	100	1.53	*	1.99	*	1.53	*	1.99	*	(1.09	)*	69

(1.08)	11.07	20.15	8,288	2.30		2.55		2.30		2.55		0.57		40
0.00	10.14	1.40	41	2.28	*	2.74	*	2.28	*	2.74	*	(1.63	)*	69

ANNUAL REPORT	MARCH 31, 2015	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$484,111
Investments in Affiliates	5,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,278
Over the counter	29,355
Cash	711
Deposits with counterparty	16,360
Foreign currency, at value	6,299
Receivable for Fund shares sold	1,530
Interest receivable	1,408
Dividends receivable from Affiliates	7
Reimbursement receivable from PIMCO	10
549,927
Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,946
Over the counter	29,155
Payable for investments purchased	2,333
Payable for investments in Affiliates purchased	7
Deposits from counterparty	18,346
Payable for Fund shares redeemed	346
Accrued investment advisory fees	382
Accrued supervisory and administrative fees	118
Accrued distribution fees	13
Accrued servicing fees	6
Other liabilities	1
53,653
Net Assets	$496,274
Net Assets Consist of:
Paid in capital	$465,685
Undistributed net investment income	28,968
Accumulated undistributed net realized (loss)	(161)
Net unrealized appreciation	1,782
$496,274
Cost of Investments in securities	$485,107
Cost of Investments in Affiliates	$5,857
Cost of Foreign Currency Held	$6,409
Cost or Premiums of Financial Derivative Instruments, net	$30

* Includes repurchase agreements of:	$43,600

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$417,166
Class P	8,677
Administrative Class	126
Class D	38,802
Class A	23,215
Class C	8,288
Shares Issued and Outstanding:
Institutional Class	37,316
Class P	778
Administrative Class	11
Class D	3,484
Class A	2,082
Class C	748
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.18
Class P	11.16
Administrative Class	11.16
Class D	11.14
Class A	11.15
Class C	11.07

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest	$2,494
Dividends from Investments in Affiliates	476
Total Income	2,970

Expenses:
Investment advisory fees	4,340
Supervisory and administrative fees	1,018
Distribution and/or servicing fees - Class D	76
Distribution fees - Class C	20
Servicing fees - Class A	12
Servicing fees - Class C	7
Trustee fees	1
Interest expense	7
Miscellaneous expense	18
Total Expenses	5,499
Waiver and/or Reimbursement by PIMCO	(1,041)
Net Expenses	4,458

Net Investment (Loss)	(1,488)

Net Realized Gain (Loss):
Investments in securities	227
Investments in Affiliates	(343)
Exchange-traded or centrally cleared financial derivative instruments	45,013
Over the counter financial derivative instruments	23,482
Foreign currency	2,291
Net Realized Gain	70,670

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,085)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(1,270)
Over the counter financial derivative instruments	481
Foreign currency assets and liabilities	(110)
Net Change in Unrealized (Depreciation)	(1,985)
Net Gain	68,685

Net Increase in Net Assets Resulting from Operations	$67,197

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Period from December 31, 2013 to March 31, 2014
Increase in Net Assets from:

Operations:
Net investment loss	$(1,488)	$(284)
Net realized gain (loss)	70,670	(39)
Net change in unrealized appreciation (depreciation)	(1,985)	3,767
Net increase in net assets resulting from operations	67,197	3,444

Distributions to Shareholders:
From net investment income
Institutional Class	(23,005)	0
Class P	(121)	0
Administrative Class	(3)	0
Class D	(4,789)	0
Class A	(290)	0
Class C	(292)	0
From net realized capital gains
Institutional Class	(9,229)	0
Class P	(45)	0
Administrative Class	(1)	0
Class D	(2,041)	0
Class A	(109)	0
Class C	(127)	0

Total Distributions	(40,052)	0

Fund Share Transactions:
Net increase resulting from Fund share transactions**	190,750	274,935

Total Increase in Net Assets	217,895	278,379

Net Assets:
Beginning of year or period	278,379	0
End of year or period*	$496,274	$278,379

*Including undistributed net investment income of:	$28,968	$1,270

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

CORPORATE BONDS & NOTES 50.7%

BANKING & FINANCE 29.1%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015	$1,000	$1,005
Aegon NV
4.625% due 12/01/2015	856	878
Ally Financial, Inc.
3.500% due 07/18/2016	1,000	1,015
4.625% due 06/26/2015	1,050	1,056
American Express Credit Corp.
0.565% due 09/22/2017	1,700	1,697
0.747% due 08/15/2019	1,000	997
American International Group, Inc.
5.050% due 10/01/2015	7,100	7,252
Banco Santander Brasil S.A.
4.500% due 04/06/2015	1,000	1,000
4.625% due 02/13/2017	1,000	1,035
Banco Santander Chile
1.857% due 01/19/2016	900	907
Bank of America N.A.
0.676% due 05/08/2017	4,300	4,295
Bank of Nova Scotia
1.950% due 01/30/2017	200	204
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.550% due 09/09/2016	2,000	2,013
BBVA Bancomer S.A.
4.500% due 03/10/2016	2,500	2,581
Bear Stearns Cos. LLC
6.400% due 10/02/2017	600	670
BPCE S.A.
1.506% due 04/25/2016	3,370	3,401
Citigroup, Inc.
0.534% due 06/09/2016	1,000	994
Corp. Andina de Fomento
0.803% due 01/29/2018	9,000	9,049
Credit Agricole S.A.
0.842% due 06/02/2017	2,000	2,001
Credit Suisse
0.943% due 01/29/2018	1,500	1,506
DBS Bank Ltd.
0.863% due 07/15/2021	2,000	1,985
Dexia Credit Local S.A.
0.652% due 01/11/2017	300	301
Eksportfinans ASA
2.000% due 09/15/2015	1,000	1,003
Erste Abwicklungsanstalt
0.553% due 01/29/2016	3,000	3,007
Ford Motor Credit Co. LLC
0.706% due 11/08/2016	1,500	1,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.098% due 03/12/2019		$1,000	$998
1.182% due 11/04/2019		3,000	3,006
1.192% due 01/09/2018		1,000	1,003
General Electric Capital Corp.
0.537% due 05/15/2017		1,000	1,001
General Motors Financial Co., Inc.
1.812% due 01/15/2020		4,000	4,012
GMAC International Finance BV
7.500% due 04/21/2015	EUR	500	540
Goldman Sachs Group, Inc.
0.715% due 03/22/2016		$5,200	5,200
1.417% due 04/23/2020		1,500	1,521
Hana Bank
1.381% due 11/09/2016		1,350	1,358
3.500% due 10/25/2017		1,000	1,044
HSBC Finance Corp.
0.692% due 06/01/2016		750	749
HSBC USA, Inc.
0.598% due 11/13/2017		2,900	2,901
0.715% due 03/03/2017		3,000	3,001
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		3,500	3,646
6.000% due 05/05/2015		1,700	1,707
Industrial Bank of Korea
2.375% due 07/17/2017		3,300	3,359
International Lease Finance Corp.
8.625% due 09/15/2015		3,200	3,296
IPIC GMTN Ltd.
1.750% due 11/30/2015		2,000	2,017
JPMorgan Chase & Co.
0.777% due 02/15/2017		1,100	1,102
Kookmin Bank
1.375% due 01/15/2016		1,000	1,002
1.502% due 10/11/2016		500	505
Korea Exchange Bank
4.875% due 01/14/2016		1,300	1,338
Macquarie Group Ltd.
3.000% due 12/03/2018		1,700	1,748
Morgan Stanley
3.800% due 04/29/2016		1,500	1,544
6.000% due 04/28/2015		1,000	1,003
MUFG Americas Holdings Corp.
0.826% due 02/09/2018		2,000	2,004
Navient Corp.
5.000% due 04/15/2015		2,000	2,002
6.250% due 01/25/2016		1,246	1,285
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		4,000	4,009
NRW Bank
0.494% due 10/16/2017		6,600	6,626
Regions Financial Corp.
5.750% due 06/15/2015		2,879	2,905

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
0.625% due 12/05/2016		$1,400	$1,401
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		1,000	1,008
Santander Bank N.A.
1.182% due 01/12/2018		1,500	1,501
Sumitomo Mitsui Banking Corp.
0.574% due 07/11/2017		400	399
SunTrust Bank
0.555% due 04/01/2015		1,000	1,000
U.S. Bank N.A.
0.736% due 10/28/2019		10,000	10,038
UBS AG
0.769% due 09/26/2016		2,000	2,000
0.897% due 08/14/2019		3,000	3,021
Wells Fargo & Co.
0.671% due 09/14/2018		3,500	3,488
0.935% due 01/30/2020		500	503
Westpac Banking Corp.
0.632% due 12/01/2017		1,400	1,400

			144,537

INDUSTRIALS 16.0%
3M Co.
0.281% due 11/09/2018	EUR	5,800	6,253
AbbVie, Inc.
1.750% due 11/06/2017		$3,000	3,012
Actavis Funding SCS
1.348% due 03/12/2018		2,900	2,920
Amgen, Inc.
0.642% due 05/22/2017		900	900
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		616	631
Becton Dickinson and Co.
0.721% due 06/15/2016		5,000	5,008
BMW U.S. Capital LLC
0.602% due 06/02/2017		1,400	1,400
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		725	724
Chesapeake Energy Corp.
3.503% due 04/15/2019		200	193
ConAgra Foods, Inc.
0.626% due 07/21/2016		2,000	1,993
Covidien International Finance S.A.
1.350% due 05/29/2015		3,000	3,004
CSX Corp.
5.600% due 05/01/2017		500	544
Daimler Finance North America LLC
0.935% due 08/01/2016		2,000	2,013
1.300% due 07/31/2015		3,000	3,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Devon Energy Corp.
0.721% due 12/15/2015	$1,000	$999
Enbridge, Inc.
0.712% due 06/02/2017	300	296
Enterprise Products Operating LLC
3.700% due 06/01/2015	587	590
ERAC USA Finance LLC
5.600% due 05/01/2015	500	502
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	680	686
Georgia-Pacific LLC
7.700% due 06/15/2015	1,000	1,013
Harvest Operations Corp.
2.125% due 05/14/2018	1,000	1,007
Heathrow Funding Ltd.
2.500% due 06/25/2017	3,000	3,010
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,300	1,322
Hyundai Capital America
1.875% due 08/09/2016	300	303
Kia Motors Corp.
3.625% due 06/14/2016	3,000	3,080
KLA-Tencor Corp.
2.375% due 11/01/2017	600	610
Lowe’s Cos., Inc.
0.685% due 09/10/2019	1,500	1,507
MGM Resorts International
7.500% due 06/01/2016	1,000	1,053
NBCUniversal Enterprise, Inc.
0.938% due 04/15/2018	1,000	1,008
Nissan Motor Acceptance Corp.
0.969% due 09/26/2016	2,600	2,616
Oracle Corp.
0.761% due 10/08/2019	2,600	2,614
Penske Truck Leasing Co. LP
2.500% due 03/15/2016	2,000	2,029
Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	2,000	2,153
Statoil ASA
0.456% due 11/09/2017	5,000	4,986
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017	2,500	2,495
3.729% due 04/27/2015	2,150	2,154
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	4,974	4,999
Transocean, Inc.
4.950% due 11/15/2015	1,624	1,659
Tyson Foods, Inc.
2.650% due 08/15/2019	400	410
Walgreens Boots Alliance, Inc.
0.706% due 05/18/2016	4,800	4,809

		79,513

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.6%
AT&T, Inc.
0.643% due 02/12/2016	$4,000	$3,998
Electricite de France S.A.
0.717% due 01/20/2017	1,800	1,804
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	201
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	2,400	2,476
KT Corp.
2.625% due 04/22/2019	2,000	2,030
Laclede Group, Inc.
1.007% due 08/15/2017	1,000	999
Petrobras Global Finance BV
1.881% due 05/20/2016	300	284
2.631% due 03/17/2017	1,100	1,015
3.875% due 01/27/2016	300	295
Plains All American Pipeline LP
3.950% due 09/15/2015	570	578
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,800	2,866
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017	1,000	999
Sprint Communications, Inc.
9.125% due 03/01/2017	2,000	2,190
Telecom Italia Capital S.A.
5.250% due 10/01/2015	500	510
Verizon Communications, Inc.
1.041% due 06/17/2019	600	605
1.801% due 09/15/2016	3,500	3,558
2.021% due 09/14/2018	3,000	3,132

		27,540

Total Corporate Bonds & Notes (Cost $251,971)		251,590

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%
University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041	1,100	1,100

Total Municipal Bonds & Notes (Cost $1,100)		1,100

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.442% due 12/25/2017	1,894	1,897
0.754% due 07/25/2041	3,605	3,655
Freddie Mac
0.575% due 11/15/2043	4,209	4,242

Total U.S. Government Agencies (Cost $9,749)		9,794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Floating Rate Notes
0.088% due 10/31/2016 †		$900	$900
U.S. Treasury Notes
0.625% due 12/15/2016 (d)(f)		4,200	4,210

Total U.S. Treasury Obligations (Cost $5,090)			5,110

MORTGAGE-BACKED SECURITIES 2.6%
Commercial Mortgage Trust
1.077% due 06/11/2027		2,200	2,193
6.586% due 07/16/2034		932	997
DBRR Trust
0.853% due 02/25/2045		189	189
Deco UK PLC
0.724% due 01/27/2020	GBP	623	897
JPMorgan Chase Commercial Mortgage Securities Trust
3.853% due 06/15/2043		$51	51
Morgan Stanley Capital Trust
3.884% due 09/15/2047		1,400	1,422
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	4,066	4,362
Wachovia Bank Commercial Mortgage Trust
5.559% due 10/15/2048		$2,802	2,948

Total Mortgage-Backed Securities (Cost $13,488)			13,059

ASSET-BACKED SECURITIES 10.5%
AmeriCredit Automobile Receivables Trust
0.495% due 04/09/2018		4,677	4,678
BA Credit Card Trust
0.445% due 09/16/2019		11,000	11,007
0.505% due 06/15/2020		9,000	9,008
Chase Issuance Trust
0.375% due 05/15/2018		1,000	1,000
Citibank Credit Card Issuance Trust
0.293% due 12/17/2018		5,000	4,989
Cordatus CLO PLC
0.370% due 01/30/2024	EUR	4,692	4,975
Ford Credit Auto Lease Trust
0.335% due 03/15/2017		$2,927	2,926
Morgan Stanley Investment Management Mezzano BV
0.928% due 05/15/2024	EUR	680	728
Navient Private Education Loan Trust
0.675% due 12/15/2021		$4,959	4,960
SLC Student Loan Trust
0.351% due 06/15/2022		3,423	3,420

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.366% due 10/25/2024	$1,181	$1,180
0.406% due 01/27/2020	2,630	2,624
0.806% due 10/25/2017	688	688

Total Asset-Backed Securities (Cost $52,442)		52,183

SOVEREIGN ISSUES 3.2%
Export-Import Bank of Korea
0.961% due 11/26/2016	1,000	1,006
1.003% due 01/14/2017	300	301
Korea Development Bank
0.882% due 01/22/2017	1,000	1,000
3.500% due 08/22/2017	1,500	1,568
4.000% due 09/09/2016	2,000	2,084
Korea Land & Housing Corp.
1.875% due 08/02/2017	1,500	1,504
State of North Rhine-Westphalia
0.556% due 04/28/2017	8,200	8,246

Total Sovereign Issues (Cost $15,696)		15,709

SHORT-TERM INSTRUMENTS 27.3%

CERTIFICATES OF DEPOSIT 2.2%
Banco do Brasil S.A.
1.211% due 06/29/2015	1,500	1,500
Barclays Bank PLC
0.726% due 02/17/2017	1,500	1,500
Intesa Sanpaolo SpA
1.632% due 04/11/2016	3,000	3,010
Itau Unibanco Holding S.A.
1.151% due 06/04/2015	3,000	3,000
Kookmin Bank
0.775% due 05/04/2015	1,900	1,900

		10,910

COMMERCIAL PAPER 8.1%
AXA Financial, Inc.
0.550% due 06/10/2015	2,900	2,898
ENI Finance USA, Inc.
0.550% due 10/26/2015	600	600
0.580% due 05/22/2015	2,800	2,798
Entergy Corp.
0.920% due 04/23/2015	1,000	999
0.930% due 04/21/2015	3,900	3,898
0.950% due 04/16/2015	600	600
Enterprise Products Operating LLC
0.700% due 04/14/2015	6,500	6,498
ERP Operating LP
0.650% due 04/23/2015	4,000	3,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Glencore Funding LLC
0.620% due 04/22/2015	$7,000	$6,997
Kinder Morgan, Inc.
1.300% due 04/06/2015	2,500	2,500
1.300% due 04/13/2015	3,500	3,499
Macquarie Bank Ltd.
0.565% due 05/06/2015	1,200	1,200
Thermo Fisher Scientific, inc.
0.670% due 04/06/2015	4,000	4,000

		40,485

REPURCHASE AGREEMENTS (b) 8.8%
		43,600

SHORT-TERM NOTES 0.8%
Pacific Gas & Electric Co.
0.458% due 05/11/2015	4,000	3,999

U.S. TREASURY BILLS 7.4%
0.022% due 04/09/2015 - 06/25/2015 (a)(d)(f)†	36,573	36,572

Total Short-Term Instruments (Cost $135,571)		135,566

Total Investments in Securities (Cost $485,107)		484,111

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio III	590,684	5,858

Total Short-Term Instruments (Cost $5,857)		5,858

Total Investments in Affiliates (Cost $5,857)		5,858

Total Investments 98.7% (Cost $490,964)		$489,969

Financial Derivative Instruments (c)(e) 0.3% (Cost or Premiums, Net $30)		1,532

Other Assets and Liabilities, Net 1.0%		4,773

Net Assets 100.0%		$496,274

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VIII, Ltd., which is a 100% owned subsidiary of the Fund.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250% †	03/31/2015	04/01/2015	$5,500	U.S. Treasury Notes 2.125% due 09/30/2021	$(5,615)	$5,500	$5,500
DEU	0.200% †	03/31/2015	04/01/2015	26,800	U.S. Treasury Bonds 2.750% - 3.375% due 08/15/2042 - 05/15/2044	(27,380)	26,800	26,800
FOB	0.300% †	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
GSC	0.340% †	03/31/2015	04/01/2015	5,500	Freddie Mac 3.500% due 09/01/2042	(5,683)	5,500	5,500
JPS	0.300% †	03/31/2015	04/01/2015	5,500	U.S. Treasury Notes 4.125% due 05/15/2015	(5,631)	5,500	5,500

Total Repurchase Agreements						$(44,616)	$43,600	$43,600

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO TRENDS Managed Futures Strategy Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	$5,500	$0	$0	$0	$5,500	$(5,615)	$(115)
DEU	26,800	0	0	0	26,800	(27,380)	(580)
FOB	300	0	0	0	300	(307)	(7)
GSC	5,500	0	0	0	5,500	(5,683)	(183)
JPS	5,500	0	0	0	5,500	(5,631)	(131)

Total Borrowings and Other Financing Transactions	$43,600	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2015	447	$(19)	$303	$0
CAC 40 Index April Futures	Long	04/2015	757	463	407	(399)
Copper May Futures †	Long	05/2015	162	(212)	0	(168)
Euro STOXX 50 June Futures	Long	06/2015	967	757	572	(302)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	647	822	731	0
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2015	581	1,295	237	(94)
FTSE 100 Index June Futures	Long	06/2015	234	(805)	160	(397)
FTSE MIB Index June Futures	Long	06/2015	280	471	432	(111)
Gold 100 oz. June Futures †	Short	06/2015	248	(634)	52	0
Nikkei 225 Index June Futures	Long	06/2015	485	1,033	344	(364)
SPI 200 Index June Futures	Long	06/2015	461	306	307	(579)
Volatility S&P 500 Index April Futures	Short	04/2015	808	623	0	(404)
WTI Crude May Futures †	Short	04/2015	127	(373)	137	0

Total Futures Contracts				$3,727	$3,682	$(2,818)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.500%	12/17/2044	$	17,900	$4,581	$(214)	$20	$0
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	157,900	2,588	(4)	565	0
Pay	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP	32,200	1,263	(309)	11	0
Pay	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	12,750,000	4,666	(535)	0	(128)

						$13,098	$(1,062)	$596	$(128)

Total Swap Agreements						$13,098	$(1,062)	$596	$(128)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(d)	Securities with an aggregate market value of $16,429 and cash of $16,360 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO TRENDS Managed Futures Strategy Fund (1)	$0	$3,493	$596	$4,089	$0	$(2,650)	$(128)	$(2,778)
PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary) (1)	0	189	0	189	0	(168)	0	(168)

Total Exchange-Traded or Centrally Cleared	$0	$3,682	$596	$4,278	$0	$(2,818)	$(128)	$(2,946)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2015	AUD	33,600	$	25,519	$0	$(60)
	04/2015	CAD	4,900		3,902	34	0
	04/2015	CHF	1,250		1,260	0	(27)
	04/2015	EUR	47,000		53,675	3,261	(128)
	04/2015	GBP	28,875		43,475	644	0
	04/2015	JPY	512,500		4,296	22	0
	04/2015	MXN	44,500		3,019	103	0
	04/2015	$	9,493	CAD	11,905	5	(99)
	04/2015		13,901	EUR	12,375	0	(593)
	04/2015		281	GBP	188	0	(3)
BPS	04/2015	AUD	3,703	$	2,879	59	0
	04/2015	JPY	349,230		2,883	0	(29)
	04/2015	$	684	AUD	901	2	0
	05/2015	GBP	924	$	1,382	12	0
BRC	04/2015	AUD	22,703		17,489	204	0
	04/2015	CHF	18,000		18,963	859	(423)
	04/2015	MXN	29,000		1,974	73	0
	04/2015	$	36,835	AUD	46,791	0	(1,214)
	04/2015		68,983	GBP	44,688	0	(2,697)
	05/2015		3,850	EUR	3,535	0	(47)
DUB	04/2015		844	AUD	1,101	0	(5)
	04/2015		2,583	GBP	1,736	0	(8)
	04/2015		566	JPY	67,700	0	(1)
FBF	04/2015	AUD	3,178	$	2,489	68	0
	04/2015	JPY	5,250,000		43,893	114	0
	04/2015	$	129,295	CHF	109,625	0	(16,458)
GLM	04/2015	AUD	39,700	$	31,390	1,167	0
	04/2015	CAD	119,800		99,042	4,489	(26)
	04/2015	CHF	101,000		102,880	0	(1,080)
	04/2015	EUR	97,000		118,482	14,172	0
	04/2015	GBP	53,688		80,625	1,177	(188)
	04/2015	JPY	13,837,500		116,139	915	(164)
	04/2015	MXN	642,500		42,602	760	(268)
	04/2015	$	4,206	AUD	5,448	0	(57)
	04/2015		1,060	CAD	1,330	0	(10)
	04/2015		1,884	GBP	1,250	0	(29)
	04/2015		651	JPY	77,700	0	(3)
	05/2015	EUR	9,627	$	10,669	348	(37)
HUS	04/2015	CAD	4,223		3,377	43	0
	04/2015	GBP	1,760		2,709	98	0
	04/2015	$	717	CAD	892	0	(13)
	04/2015		800	JPY	97,000	8	0
	05/2015	EUR	9,780	$	11,129	607	0
MSB	04/2015	CHF	1,375		1,398	0	(18)
	04/2015	EUR	3,750		3,978	0	(55)
	04/2015	$	34,899	AUD	44,309	0	(1,167)
	04/2015		108,299	JPY	12,625,000	0	(3,022)
	04/2015		48,019	MXN	716,000	0	(1,091)
	05/2015		3,367	EUR	3,067	0	(67)
SCX	04/2015	CAD	6,615	$	5,268	46	0
SOG	04/2015	$	1,220	AUD	1,590	0	(9)
	05/2015	EUR	8,081	$	8,696	61	(59)

Total Forward Foreign Currency Contracts						$29,351	$(29,155)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$	1.152	04/15/2015	EUR	11,000	$1	$1
	Call - OTC EUR versus USD		1.160	04/15/2015		48,000	5	2
HUS	Call - OTC AUD versus USD		0.830	04/09/2015	AUD	87,000	7	0
	Call - OTC CAD versus USD		1.180	04/10/2015	CAD	55,000	4	0
MSB	Call - OTC EUR versus USD		1.380	04/07/2015	EUR	52,000	6	0
	Call - OTC EUR versus USD		1.260	05/29/2015		16,000	2	0
	Put - OTC USD versus CAD	CAD	1.100	06/04/2015	$	50,000	5	1

							$30	$4

Total Purchased Options							$30	$4

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $24,354 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
PIMCO TRENDS Managed Futures Strategy Fund
BOA	$ 4,069	$0	$0	$ 4,069	$ (910)	$0	$0	$ (910)	$ 3,159	$ (2,856)	$ 303
BPS	73	3	0	76	(29)	0	0	(29)	47	0	47
BRC	1,136	0	0	1,136	(4,381)	0	0	(4,381)	(3,245)	3,287	42
DUB	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
FBF	182	0	0	182	(16,458)	0	0	(16,458)	(16,276)	15,713	(563)
GLM	23,028	0	0	23,028	(1,862)	0	0	(1,862)	21,166	(20,200)	966
HUS	756	0	0	756	(13)	0	0	(13)	743	(540)	203
MSB	0	1	0	1	(5,420)	0	0	(5,420)	(5,419)	5,354	(65)
SCX	46	0	0	46	0	0	0	0	46	0	46
SOG	61	0	0	61	(68)	0	0	(68)	(7)	0	(7)

Total Over the Counter	$29,351	$4	$0	$29,355	$(29,155)	$0	$0	$(29,155)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$189	$0	$2,222	$0	$1,271	$3,682
Swap Agreements	0	0	0	0	596	596

	$189	$0	$2,222	$0	$1,867	$4,278

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,351	$0	$29,351
Purchased Options	0	0	0	4	0	4

	$0	$0	$0	$29,355	$0	$29,355

	$189	$0	$2,222	$29,355	$1,867	$33,633

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$168	$0	$2,556	$0	$94	$2,818
Swap Agreements	0	0	0	0	128	128

	$168	$0	$2,556	$0	$222	$2,946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,155	$0	$29,155

	$168	$0	$2,556	$29,155	$222	$32,101

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$8,674	$0	$(4,451)	$0	$16,537	$20,760
Swap Agreements	0	0	0	0	24,253	24,253

	$8,674	$0	$(4,451)	$0	$40,790	$45,013

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,532	$0	$23,532
Purchased Options	0	0	0	(50)	0	(50)

	$0	$0	$0	$23,482	$0	$23,482

	$8,674	$0	$(4,451)	$23,482	$40,790	$68,495

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,373)	$0	$1,337	$0	$1,081	$1,045
Swap Agreements	0	0	0	0	(2,315)	(2,315)

	$(1,373)	$0	$1,337	$0	$(1,234)	$(1,270)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$502	$0	$502
Purchased Options	0	0	0	(21)	0	(21)

	$0	$0	$0	$481	$0	$481

	$(1,373)	$0	$1,337	$481	$(1,234)	$(789)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$144,537	$0	$144,537
Industrials	0	79,513	0	79,513
Utilities	0	27,540	0	27,540
Municipal Bonds & Notes
California	0	1,100	0	1,100
U.S. Government Agencies	0	9,794	0	9,794
U.S. Treasury Obligations	0	5,110	0	5,110
Mortgage-Backed Securities	0	12,870	189	13,059
Asset-Backed Securities	0	52,183	0	52,183
Sovereign Issues	0	15,709	0	15,709
Short-Term Instruments
Certificates of Deposit	0	10,910	0	10,910
Commercial Paper	0	40,485	0	40,485
Repurchase Agreements	0	43,600	0	43,600
Short-Term Notes	0	3,999	0	3,999
U.S. Treasury Bills	0	36,572	0	36,572
	$0	$483,922	$189	$484,111

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,858	$0	$0	$5,858

Total Investments	$5,858	$483,922	$189	$489,969

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,682	596	0	4,278
Over the counter	0	29,355	0	29,355
	$3,682	$29,951	$0	$33,633

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,818)	(128)	0	(2,946)
Over the counter	0	(29,155)	0	(29,155)
	$(2,818)	$(29,283)	$0	$(32,101)

Totals	$6,722	$484,590	$189	$491,501

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Fund may invest in foreign

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currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the

ANNUAL REPORT	MARCH 31, 2015	31

Notes to Financial Statements (Cont.)

ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or

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financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2015	33

Notes to Financial Statements (Cont.)

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide

ANNUAL REPORT	MARCH 31, 2015	35

Notes to Financial Statements (Cont.)

actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in

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value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds.

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Notes to Financial Statements (Cont.)

The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Short-Term Floating NAV Portfolio III	$34,026	$450,276	$(478,100)	$(343)	$(1)	$5,858	$476	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

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Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate

ANNUAL REPORT	MARCH 31, 2015	41

Notes to Financial Statements (Cont.)

and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities it holds for its clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

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If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the

ANNUAL REPORT	MARCH 31, 2015	43

Notes to Financial Statements (Cont.)

collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback

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transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The

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Notes to Financial Statements (Cont.)

Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under Memorandum and the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	09/06/2013
Subscription Agreement	09/20/2013
Consolidated Fund Net Assets	$496,274
Subsidiary % of Consolidated Fund Net Assets	9.4%
Subsidiary Financial Statement Information
Total assets	$46,768
Total liabilities	195
Net assets	46,573
Total income	$21
Net investment income (loss)	(93)
Net realized gain (loss)	5,102
Net change in unrealized appreciation (depreciation)	(1,374)
Increase (decrease) in net assets resulting from operations	$3,635

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.15%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A and C Classes
0.25%	0.35%	0.25%	0.40%	0.40%

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses;

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Notes to Financial Statements (Cont.)

(vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

PIMCO has contractually agreed, through July 31, 2015, to reduce its advisory fee by 0.25% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

PIMCO has agreed to waive a portion of the Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Recoverable Amounts
$87

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2015

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2015, the amount was $113,662.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$139,296	$ 56,391

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups

ANNUAL REPORT	MARCH 31, 2015	49

Notes to Financial Statements (Cont.)

and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,291	$2,102	$284,501	$82,114

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2015		Period From 12/31/2013 to 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	17,923	$197,629	27,384	$274,807
Class P	1,099	12,255	2	18
Administrative Class	13	149	1	10
Class D	9,204	104,124	36	361
Class A	2,299	25,686	110	1,099
Class C	765	8,567	4	40

Issued as reinvestment of distributions
Institutional Class	2,918	32,152	0	0
Class P	13	142	0	0
Administrative Class	0	4	0	0
Class D	621	6,825	0	0
Class A	32	352	0	0
Class C	38	416	0	0

Cost of shares redeemed
Institutional Class	(10,872)	(119,848)	(37)	(374)
Class P	(336)	(3,769)	0	0
Administrative Class	(3)	(37)	0	0
Class D	(6,374)	(70,327)	(3)	(25)
Class A	(259)	(2,910)	(100)	(1,001)
Class C	(59)	(660)	0	0
Net increase (decrease) resulting from Fund share transactions	17,022	$190,750	27,397	$274,935
†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2015

As of March 31, 2015, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 47% of the Fund, and each of the four shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be

ANNUAL REPORT	MARCH 31, 2015	51

Notes to Financial Statements (Cont.)

adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

TRENDS Managed Futures Strategy Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital	Qualified Late-Year Loss Deferral— Ordinary (3)
$29,617	$1,411	$(437)	$ (2)	$—	$—	$—
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly organizational costs.
(3)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
TRENDS Managed Futures Strategy Fund	$—	$—

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
TRENDS Managed Futures Strategy Fund	$491,310	$529	$ (1,870)	$ (1,341)
(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

TRENDS Managed Futures Strategy Fund

March 31, 2015			March 31, 2014
Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)

$33,565	$6,487	$—	$—	$—	$—
(5)	Includes short-term capital gains, if any, distributed.
(6)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of

PIMCO TRENDS Managed Futures Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO TRENDS Managed Futures Strategy Fund and its wholly owned subsidiary (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period December 31, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Other Abbreviations:
CLO	Collateralized Loan Obligation	oz.	Ounce
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2015	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
TRENDS Managed Futures Strategy Fund	—%	—%	$28,500	$5,064

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	57

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	59

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3017AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Real Return Strategy Funds

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO REAL RETURN STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, value investing risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, inflation-indexed security risk, gold-related risk, leveraging risk, small-cap and mid-cap company risk, arbitrage risk, management risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PIMCO REAL RETURN STRATEGY FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is

$1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The PIMCO CommoditiesPLUS® Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO (“Underlying PIMCO Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Real Return Asset Fund	11/12/01	11/12/01	11/19/10	—	10/31/14	—	—	—
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	—	10/30/03	10/30/03	10/30/03	—
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	07/31/14	05/28/10	05/28/10	05/28/10	05/28/10
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	08/31/11	08/31/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the Funds (Cont.)

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Real Return Asset Fund

Institutional Class - PRAIX	Class D - PRTDX
Class P - PRTPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	84.8%
Sovereign Issues	9.4%
Corporate Bonds & Notes	3.6%
Asset-Backed Securities	1.2%
Short-Term Instruments‡	0.7%
Other	0.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	7.73%	7.64%	6.02%	7.70%
PIMCO Real Return Asset Fund Class P	7.62%	7.54%	5.94%	7.64%
PIMCO Real Return Asset Fund Class D	7.30%	7.22%	5.62%	7.32%
Barclays U.S. Treasury Inflation Notes: 10+ Year Index	8.88%	7.60%	5.90%	7.36%
Lipper Inflation-Protected Bond Funds Average	1.00%	3.33%	3.67%	5.11%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.58% for Institutional Class shares, 0.68% for Class P shares, and 0.98% for Class D shares.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS delivered positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen for most of the reporting period benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in Spain fell over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
Class P - PETPX	Class C - PETCX
Class D - PETDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	76.6%
Sovereign Issues	7.8%
Short-Term Instruments‡	7.6%
Corporate Bonds & Notes	4.2%
Mortgage-Backed Securities	2.0%
Other	1.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	29.93%	21.20%	12.53%	14.45%
PIMCO RealEstateRealReturn Strategy Fund Class P	29.71%	21.08%	12.42%	14.34%
PIMCO RealEstateRealReturn Strategy Fund Class D	29.37%	20.73%	12.07%	13.97%
PIMCO RealEstateRealReturn Strategy Fund Class A	29.19%	20.72%	12.05%	13.96%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	22.08%	19.36%	11.42%	13.39%
PIMCO RealEstateRealReturn Strategy Fund Class C	28.56%	19.84%	11.22%	13.10%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	27.65%	19.84%	11.22%	13.10%
Dow Jones U.S. Select REIT Total Return Index	25.26%	15.89%	9.43%	10.91%
Lipper Real Estate Funds Average	22.21%	15.00%	8.74%	10.36%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.78% for Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

»	The Fund seeks to outperform the Dow Jones U.S. Select REIT Total Return Index by actively managing the underlying U.S. Treasury Inflation-Protected Securities (“TIPS”) collateral portfolio.

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance as REITs posted positive returns over the reporting period.

»	The portfolio’s construction, which uses primarily U.S. TIPS as collateral, contributed to relative performance as U.S. TIPS generally posted positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen for most of the reporting period benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance as ILBs in Italy posted positive returns over the reporting period.

»	Exposure to select investment grade corporate bonds benefited relative performance as these securities generally posted positive returns over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class - PCLIX	Class A - PCLAX
Class P - PCLPX	Class C - PCPCX
Administrative Class - PCPSX	Class R - PCPRX
Class D - PCLDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	38.1%
U.S. Treasury Obligations	17.8%
Corporate Bonds & Notes	16.8%
Sovereign Issues	12.1%
Asset-Backed Securities	4.9%
Other	10.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	-32.30%	-1.65%
PIMCO CommoditiesPLUS® Strategy Fund Class P	-32.41%	-1.77%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	-32.55%	-1.92%
PIMCO CommoditiesPLUS® Strategy Fund Class D	-32.62%	-2.12%
PIMCO CommoditiesPLUS® Strategy Fund Class A	-32.73%	-2.16%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	-36.43%	-3.30%
PIMCO CommoditiesPLUS® Strategy Fund Class C	-33.21%	-2.88%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	-33.86%	-2.88%
PIMCO CommoditiesPLUS® Strategy Fund Class R	-32.86%	-2.40%
Credit Suisse Commodity Benchmark Index	-34.56%	-3.59%
Lipper Commodities General Funds Average	-24.68%	-4.76%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.87% for Institutional Class shares, 0.97% for Class P shares, 1.12% for Administrative Class shares, 1.37% for Class D shares, 1.37% for Class A shares, 2.12% for Class C shares, and 1.62% for Class R shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets.

»

The Fund seeks to outperform the Credit Suisse Commodity Benchmark Index by actively managing its commodity exposure and by actively managing the collateral portfolio that backs the commodity-linked derivative instruments.

»	Short exposure to the euro for most of the reporting period benefited relative performance as this currency weakened relative to the U.S. dollar.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in Spain fell over the reporting period.

»	Exposure to select corporate bonds benefited relative performance as these securities generally posted positive returns over the reporting period.

»	Exposure to commodities, via the Fund’s benchmark index, detracted from absolute performance as this index posted negative returns for the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
Class P - PPRMX	Class C - PCRMX
Class D - PDRMX	Class R - PQRMX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	30.7%
Short-Term Instruments‡	21.4%
Sovereign Issues	14.7%
Mutual Funds	11.7%
Corporate Bonds & Notes	7.5%
Other	14.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (08/31/11)
PIMCO Inflation Response Mult-Asset Fund Institutional Class	-0.67%	-0.08%
PIMCO Inflation Response Mult-Asset Fund Class P	-0.88%	-0.19%
PIMCO Inflation Response Mult-Asset Fund Class D	-1.21%	-0.51%
PIMCO Inflation Response Mult-Asset Fund Class A	-1.23%	-0.57%
PIMCO Inflation Response Mult-Asset Fund Class A (adjusted)	-6.68%	-2.12%
PIMCO Inflation Response Mult-Asset Fund Class C	-1.97%	-1.30%
PIMCO Inflation Response Mult-Asset Fund Class C (adjusted)	-2.87%	-1.30%
PIMCO Inflation Response Mult-Asset Fund Class R	-1.53%	-0.78%
45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	-4.62%	-2.20%
Lipper Flexible Portfolio Funds Average	3.06%	7.73%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.16% for Institutional Class shares, 1.26% for Class P shares, 1.61% for Class D shares, 1.61% for Class A shares, 2.36% for Class C shares, and 1.86% for Class R shares.

Portfolio Insights

»

The PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s blended benchmark index is comprised of 45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS delivered positive returns over the reporting period.

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance as REITs generally posted positive returns over the reporting period.

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance as ILBs in Italy posted positive returns over the reporting period.

»	Short exposure to the euro and to the Japanese yen for most of the reporting period benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to commodities, as represented by the Bloomberg Commodity Index Total Return, detracted from absolute performance as this index posted negative returns for the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

10	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Real Return Asset Fund
Institutional Class	$1,000.00	$1,033.10	$3.14	$1,000.00	$1,021.84	$3.13	0.62%
Class P	1,000.00	1,032.50	3.65	1,000.00	1,021.34	3.63	0.72
Class D(a)	1,000.00	1,031.10	4.23	1,000.00	1,019.85	5.14	1.02
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,228.90	$4.50	$1,000.00	$1,020.89	$4.08	0.81%
Class P	1,000.00	1,225.90	5.05	1,000.00	1,020.39	4.58	0.91
Class D	1,000.00	1,223.80	6.71	1,000.00	1,018.90	6.09	1.21
Class A	1,000.00	1,225.00	6.71	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	1,223.30	10.86	1,000.00	1,015.16	9.85	1.96
PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)
Institutional Class	$1,000.00	$736.90	$3.20	$1,000.00	$1,021.24	$3.73	0.74%
Class P	1,000.00	736.30	3.64	1,000.00	1,020.74	4.23	0.84
Administrative Class	1,000.00	735.50	4.28	1,000.00	1,020.00	4.99	0.99
Class D	1,000.00	735.30	5.36	1,000.00	1,018.75	6.24	1.24
Class A	1,000.00	734.00	5.36	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	731.40	8.59	1,000.00	1,015.01	10.00	1.99
Class R	1,000.00	733.90	6.44	1,000.00	1,017.50	7.49	1.49

ANNUAL REPORT	MARCH 31, 2015	11

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,000.00	$4.34	$1,000.00	$1,020.59	$4.38	0.87%
Class P	1,000.00	998.60	4.83	1,000.00	1,020.09	4.89	0.97
Class D	1,000.00	997.70	6.57	1,000.00	1,018.35	6.64	1.32
Class A	1,000.00	996.40	6.57	1,000.00	1,018.35	6.64	1.32
Class C	1,000.00	992.90	10.29	1,000.00	1,014.61	10.40	2.07
Class R	1,000.00	996.00	7.81	1,000.00	1,017.10	7.90	1.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The beginning value is reflective as of 10/31/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 149/365 for the Class D shares of the PIMCO Real Return Asset Fund (to reflect the period since inception date of 10/31/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

12	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index	Description

45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	13

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

14	PIMCO REAL RETURN STRATEGY FUNDS

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ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Real Return Asset Fund
Institutional Class
03/31/2015	$8.04	$(0.07)	$0.69	$0.62	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2014	9.69	0.14	(1.22)	(1.08)	(0.16)	(0.39)	(0.02)	(0.57)
03/31/2013	11.45	0.38	0.99	1.37	(0.30)	(2.83)	0.00	(3.13)
03/31/2012	11.27	0.41	1.87	2.28	(0.38)	(1.72)	0.00	(2.10)
03/31/2011	10.98	0.36	0.97	1.33	(0.33)	(0.71)	0.00	(1.04)
Class P
03/31/2015	8.04	0.01	0.60	0.61	(0.13)	0.00	0.00	(0.13)
03/31/2014	9.69	0.20	(1.29)	(1.09)	(0.15)	(0.39)	(0.02)	(0.56)
03/31/2013	11.45	0.23	1.13	1.36	(0.29)	(2.83)	0.00	(3.12)
03/31/2012	11.27	0.20	2.07	2.27	(0.37)	(1.72)	0.00	(2.09)
11/19/2010 - 03/31/2011	12.29	0.16	(0.35)	(0.19)	(0.12)	(0.71)	0.00	(0.83)
Class D
10/31/2014 - 03/31/2015	8.42	(0.16)	0.27	0.11	(0.01)	0.00	0.00	(0.01)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2015	$4.34	$0.04	$1.16	$1.20	$(1.37)	$0.00	$0.00	$(1.37)
03/31/2014	5.20	0.03	(0.46)	(0.43)	(0.38)	(0.05)	0.00	(0.43)
03/31/2013	5.10	0.07	1.02	1.09	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.76	0.10	1.17	1.27	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.38	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
Class P
03/31/2015	4.29	(0.02)	1.20	1.18	(1.37)	0.00	0.00	(1.37)
03/31/2014	5.14	0.07	(0.50)	(0.43)	(0.37)	(0.05)	0.00	(0.42)
03/31/2013	5.08	0.02	1.06	1.08	(0.75)	(0.27)	0.00	(1.02)
03/31/2012	4.75	0.08	1.18	1.26	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.37	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
Class D
03/31/2015	4.09	(0.03)	1.14	1.11	(1.36)	0.00	0.00	(1.36)
03/31/2014	4.92	0.05	(0.47)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.89	(0.01)	1.03	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.61	0.07	1.13	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.27	0.05	1.33	1.38	(1.04)	0.00	0.00	(1.04)
Class A
03/31/2015	4.08	(0.02)	1.12	1.10	(1.36)	0.00	0.00	(1.36)
03/31/2014	4.91	0.04	(0.46)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.88	0.00	1.02	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.60	0.08	1.12	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.26	0.06	1.31	1.37	(1.03)	0.00	0.00	(1.03)
Class C
03/31/2015	3.75	(0.05)	1.04	0.99	(1.34)	0.00	0.00	(1.34)
03/31/2014	4.56	0.01	(0.43)	(0.42)	(0.34)	(0.05)	0.00	(0.39)
03/31/2013	4.58	(0.03)	0.95	0.92	(0.67)	(0.27)	0.00	(0.94)
03/31/2012	4.37	0.05	1.05	1.10	(0.71)	(0.18)	0.00	(0.89)
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	0.00	(1.01)

PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)
Institutional Class
03/31/2015	$11.19	$0.01	$(3.55)	$(3.54)	$(0.42)	$(0.01)	$0.00	$(0.43)
03/31/2014	11.07	(0.03)	0.20	0.17	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	11.14	0.04	(0.04)	0.00	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.55	0.04	(1.26)	(1.22)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.04	4.58	4.62	(0.03)	(0.04)	0.00	(0.07)

Please see footnotes on page 20.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.52	7.73%	$3,225,556	0.61%		0.61%		0.55%		0.55%		(0.86)%	99%
8.04	(11.12)	392,481	0.58		0.58		0.55		0.55		1.69	123
9.69	11.22	389,932	0.62		0.62		0.55		0.55		3.21	97
11.45	20.86	2,429,237	0.58		0.58		0.55		0.55		3.38	239
11.27	12.29	2,727,648	0.56		0.56		0.55		0.55		3.12	335

8.52	7.62	6,002	0.71		0.71		0.65		0.65		0.23	99
8.04	(11.21)	4,228	0.68		0.68		0.65		0.65		2.32	123
9.69	11.11	15,296	0.72		0.72		0.65		0.65		1.97	97
11.45	20.75	15,545	0.68		0.68		0.65		0.65		1.70	239
11.27	(1.40)	944	0.66	*	0.66	*	0.65	*	0.65	*	4.11 *	335

8.52	1.29	947	1.01	*	1.01	*	0.95	*	0.95	*	(5.22)*	99

$4.17	29.93%	$1,613,938	0.80%		0.80%		0.74%		0.74%		0.85%	202%
4.34	(7.40)	2,714,060	0.78		0.78		0.74		0.74		0.76	81
5.20	23.03	715,661	0.80		0.80		0.74		0.74		1.29	71
5.10	29.63	2,021,170	0.78		0.78		0.74		0.74		2.08	287
4.76	36.32	1,311,829	0.76		0.76		0.74		0.74		2.02	344

4.10	29.71	122,308	0.90		0.90		0.84		0.84		(0.53)	202
4.29	(7.47)	77,956	0.88		0.88		0.84		0.84		1.53	81
5.14	22.94	183,403	0.90		0.90		0.84		0.84		0.32	71
5.08	29.41	53,415	0.88		0.88		0.84		0.84		1.66	287
4.75	36.29	13,449	0.86		0.86		0.84		0.84		1.96	344

3.84	29.37	264,640	1.20		1.20		1.14		1.14		(0.70)	202
4.09	(7.69)	182,144	1.18		1.18		1.14		1.14		1.26	81
4.92	22.67	485,211	1.20		1.20		1.14		1.14		(0.10)	71
4.89	28.91	143,245	1.18		1.18		1.14		1.14		1.39	287
4.61	35.81	33,225	1.16		1.16		1.14		1.14		1.18	344

3.82	29.19	316,532	1.20		1.20		1.14		1.14		(0.43)	202
4.08	(7.64)	273,498	1.18		1.18		1.14		1.14		1.02	81
4.91	22.69	445,903	1.20		1.20		1.14		1.14		0.06	71
4.88	28.92	154,084	1.18	(b)	1.18	(b)	1.14	(b)	1.14	(b)	1.62	287
4.60	35.83	60,241	1.21		1.21		1.19		1.19		1.44	344

3.40	28.56	185,060	1.95		1.95		1.89		1.89		(1.26)	202
3.75	(8.46)	141,413	1.93		1.93		1.89		1.89		0.22	81
4.56	21.85	193,746	1.95		1.95		1.89		1.89		(0.73)	71
4.58	27.99	59,015	1.93	(b)	1.93	(b)	1.89	(b)	1.89	(b)	1.10	287
4.37	34.68	30,460	1.96		1.96		1.94		1.94		0.70	344

$7.22	(32.30)%	$2,634,842	0.74%		0.90%		0.74%		0.90%		0.06%	118%
11.19	1.59	4,117,810	0.74		0.87		0.74		0.87		(0.24)	102
11.07	0.03	3,317,933	0.74		0.88		0.74		0.88		0.35	107
11.14	(8.28)	4,023,057	0.74		0.88		0.74		0.88		0.37	66
14.55	46.24	2,144,665	0.74	*	0.86	*	0.74	*	0.86	*	0.35 *	82

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)
Class P
03/31/2015	$11.14	$(0.00)^	$(3.53)	$(3.53)	$(0.42)	$(0.01)	$0.00	$(0.43)
03/31/2014	11.03	0.07	0.08	0.15	(0.03)	(0.01)	0.00	(0.04)
03/31/2013	11.11	0.04	(0.05)	(0.01)	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.53	0.02	(1.25)	(1.23)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.03	4.57	4.60	(0.03)	(0.04)	0.00	(0.07)
Administrative Class
07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	0.00	(0.32)
Class D
03/31/2015	11.11	(0.04)	(3.51)	(3.55)	(0.39)	(0.01)	0.00	(0.40)
03/31/2014	11.02	0.17	(0.06)	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.08	(0.01)	(0.04)	(0.05)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.50	(0.01)	(1.26)	(1.27)	(2.15)	0.00	0.00	(2.15)
05/28/2010 - 03/31/2011	10.00	(0.01)	4.57	4.56	(0.02)	(0.04)	0.00	(0.06)
Class A
03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	0.00	(0.39)
03/31/2014	11.00	(0.30)	0.41	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.07	(0.01)	(0.04)	(0.05)	(0.01)	(0.01)	0.00	(0.02)
03/31/2012	14.50	(0.02)	(1.25)	(1.27)	(2.16)	0.00	0.00	(2.16)
05/28/2010 - 03/31/2011	10.00	(0.02)	4.58	4.56	(0.02)	(0.04)	0.00	(0.06)
Class C
03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	0.00	(0.34)
03/31/2014	10.84	(0.03)	0.06	0.03	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	10.98	(0.09)	(0.04)	(0.13)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.43	(0.10)	(1.25)	(1.35)	(2.10)	0.00	0.00	(2.10)
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	(0.00)^	(0.04)	0.00	(0.04)
Class R
03/31/2015	11.03	(0.07)	(3.49)	(3.56)	(0.37)	(0.01)	0.00	(0.38)
03/31/2014	10.96	0.13	(0.05)	0.08	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	11.04	(0.04)	(0.03)	(0.07)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.48	(0.04)	(1.26)	(1.30)	(2.14)	0.00	0.00	(2.14)
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	(0.00)^	(0.04)	0.00	(0.04)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2015	$9.62	$0.14	$(0.21)	$(0.07)	$(0.76)	$0.00	$0.00	$(0.76)
03/31/2014	10.27	0.01	(0.61)	(0.60)	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	9.85	0.03	0.61	0.64	(0.15)	(0.07)	0.00	(0.22)
08/31/2011 - 03/31/2012	10.00	0.00 ^	0.00	0.00 ^	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2015	9.63	0.15	(0.24)	(0.09)	(0.75)	0.00	0.00	(0.75)
03/31/2014	10.28	0.01	(0.63)	(0.62)	(0.02)	(0.01)	0.00	(0.03)
03/31/2013	9.85	(0.01)	0.65	0.64	(0.14)	(0.07)	0.00	(0.21)
08/31/2011 - 03/31/2012	10.00	0.04	(0.04)	0.00	(0.15)	0.00	0.00	(0.15)
Class D
03/31/2015	9.60	0.10	(0.23)	(0.13)	(0.72)	0.00	0.00	(0.72)
03/31/2014	10.26	(0.03)	(0.61)	(0.64)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.01)	0.61	0.60	(0.12)	(0.07)	0.00	(0.19)
08/31/2011 - 03/31/2012	10.00	(0.01)	0.00	(0.01)	(0.14)	0.00	0.00	(0.14)
Class A
03/31/2015	9.58	0.09	(0.22)	(0.13)	(0.72)	0.00	0.00	(0.72)
03/31/2014	10.24	(0.02)	(0.63)	(0.65)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.83	(0.02)	0.61	0.59	(0.11)	(0.07)	0.00	(0.18)
08/31/2011 - 03/31/2012	10.00	(0.01)	(0.01)	(0.02)	(0.15)	0.00	0.00	(0.15)

Please see footnotes on page 20.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$7.18	(32.41)%	$1,135,868	0.84%		1.00%		0.84%		1.00%		(0.04)%	118%
11.14	1.45	2,242,249	0.84		0.97		0.84		0.97		0.70	102
11.03	(0.03)	1,033,837	0.84		0.98		0.84		0.98		0.39	107
11.11	(8.35)	173,960	0.84		0.98		0.84		0.98		0.15	66
14.53	46.01	3,389	0.84	*	0.96	*	0.84	*	0.96	*	0.27 *	82

7.21	(32.24)	5,199	0.99	*	1.15	*	0.99	*	1.15	*	(0.53)*	118

7.16	(32.62)	226,952	1.24		1.40		1.24		1.40		(0.46)	118
11.11	1.07	143,097	1.24		1.37		1.24		1.37		1.59	102
11.02	(0.39)	41,048	1.24		1.38		1.24		1.38		(0.10)	107
11.08	(8.74)	48,311	1.24		1.38		1.24		1.38		(0.10)	66
14.50	45.63	34,671	1.24	*	1.36	*	1.24	*	1.36	*	(0.12)*	82

7.14	(32.73)	56,741	1.24		1.40		1.24		1.40		(0.42)	118
11.09	1.03	127,945	1.24		1.37		1.24		1.37		(2.83)	102
11.00	(0.39)	76,254	1.24		1.38		1.24		1.38		(0.12)	107
11.07	(8.74)	43,978	1.24		1.38		1.24		1.38		(0.13)	66
14.50	45.63	10,128	1.24	*	1.36	*	1.24	*	1.36	*	(0.13)*	82

6.97	(33.21)	14,124	1.99		2.15		1.99		2.15		(1.20)	118
10.86	0.31	19,754	1.99		2.12		1.99		2.12		(0.28)	102
10.84	(1.17)	8,214	1.99		2.13		1.99		2.13		(0.83)	107
10.98	(9.41)	7,696	1.99		2.13		1.99		2.13		(0.81)	66
14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88)*	82

7.09	(32.86)	1,522	1.49		1.65		1.49		1.65		(0.71)	118
11.03	0.78	1,390	1.49		1.62		1.49		1.62		1.20	102
10.96	(0.62)	326	1.49		1.63		1.49		1.63		(0.36)	107
11.04	(8.99)	255	1.49		1.63		1.49		1.63		(0.35)	66
14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39)*	82

$8.79	(0.67)%	$632,959	0.84%		1.17%		0.77%		1.10%		1.49%	383%
9.62	(5.89)	708,819	0.75		1.03		0.75		1.03		0.12	80
10.27	6.57	206,779	0.67		1.00		0.67		1.00		0.26	292
9.85	0.09	35,497	0.67	*	1.16	*	0.67	*	1.16	*	0.00 *	235

8.79	(0.88)	1,493	0.94		1.27		0.87		1.20		1.52	383
9.63	(6.02)	3,547	0.85		1.13		0.85		1.13		0.10	80
10.28	6.55	5,012	0.77		1.10		0.77		1.10		(0.13)	292
9.85	0.08	298	0.77	*	1.26	*	0.77	*	1.26	*	0.77 *	235

8.75	(1.21)	15,026	1.29		1.62		1.22		1.55		1.05	383
9.60	(6.29)	18,822	1.20		1.48		1.20		1.48		(0.27)	80
10.26	6.07	41,055	1.12		1.45		1.12		1.45		(0.05)	292
9.85	(0.03)	1,398	1.12	*	1.61	*	1.12	*	1.61	*	(0.23)*	235

8.73	(1.23)	12,005	1.29		1.62		1.22		1.55		0.99	383
9.58	(6.33)	12,677	1.20		1.48		1.20		1.48		(0.21)	80
10.24	6.06	16,391	1.12		1.45		1.12		1.45		(0.19)	292
9.83	(0.16)	2,102	1.12	*	1.61	*	1.12	*	1.61	*	(0.26)*	235

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class C
03/31/2015	$9.47	$0.03	$(0.22)	$(0.19)	$(0.68)	$0.00	$0.00	$(0.68)
03/31/2014	10.19	(0.09)	(0.62)	(0.71)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.80	(0.09)	0.61	0.52	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.06)	(0.01)	(0.07)	(0.13)	0.00	0.00	(0.13)
Class R
03/31/2015	9.61	0.05	(0.21)	(0.16)	(0.71)	0.00	0.00	(0.71)
03/31/2014	10.30	(0.04)	(0.63)	(0.67)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.02)	0.60	0.58	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.04)	0.01	(0.03)	(0.12)	0.00	0.00	(0.12)

*	Annualized
^	Reflects an amount rounding to less than one cent
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.60	(1.97)%	$2,401	2.04%		2.37%		1.97%		2.30%		0.31%	383%
9.47	(6.98)	3,140	1.95		2.23		1.95		2.23		(0.97)	80
10.19	5.30	4,177	1.87		2.20		1.87		2.20		(0.90)	292
9.80	(0.61)	762	1.87	*	2.36	*	1.87	*	2.36	*	(1.14)*	235

8.74	(1.53)	479	1.54		1.87		1.47		1.80		0.48	383
9.61	(6.48)	203	1.45		1.73		1.45		1.73		(0.41)	80
10.30	5.90	11	1.37		1.70		1.37		1.70		(0.15)	292
9.85	(0.28)	10	1.37	*	1.86	*	1.37	*	1.86	*	(0.71)*	235

ANNUAL REPORT	MARCH 31, 2015	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:
Investments, at value
Investments in securities*	$4,189,818	$3,406,258
Investments in Affiliates	161	95,950
Financial Derivative Instruments
Exchange-traded or centrally cleared	84	231
Over the counter	26,476	95,559
Deposits with counterparty	5,489	4,883
Foreign currency, at value	4,878	4,274
Receivable for investments sold	7,334	14,232
Receivable for Fund shares sold	17,203	2,219
Interest and dividends receivable	18,830	9,057
Dividends receivable from Affiliates	4	12
Other assets	31	6
	4,270,308	3,632,681

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$499,538	$558,957
Payable for sale-buyback transactions	486,175	449,966
Payable for short sales	7,355	13,659
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,462	1,328
Over the counter	14,414	38,615
Payable for investments purchased	16,949	411
Payable for investments in Affiliates purchased	4	12
Deposits from counterparty	10,711	53,051
Payable for Fund shares redeemed	76	12,279
Dividends payable	1	0
Overdraft due to custodian	34	0
Accrued investment advisory fees	590	1,024
Accrued supervisory and administrative fees	492	627
Accrued distribution fees	0	167
Accrued servicing fees	0	102
Accrued taxes payable	1	2
Other liabilities	1	3
	1,037,803	1,130,203

Net Assets	$3,232,505	$2,502,478

Net Assets Consist of:
Paid in capital	$3,217,412	$2,509,316
Undistributed (overdistributed) net investment income	(15,415)	44,459
Accumulated undistributed net realized (loss)	(32,143)	(96,769)
Net unrealized appreciation	62,651	45,472
	$3,232,505	$2,502,478

Cost of Investments in securities	$4,135,196	$3,412,176
Cost of Investments in Affiliates	$161	$95,946
Cost of Foreign Currency Held	$4,894	$4,281
Proceeds Received on Short Sales	$7,309	$13,551
Cost or Premiums of Financial Derivative Instruments, net	$(4,114)	$(5,391)

* Includes repurchase agreements of:	$6,955	$184

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

(Amounts in thousands, except per share amounts)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:
Institutional Class	$3,225,556	$1,613,938
Class P	6,002	122,308
Class D	947	264,640
Class A	NA	316,532
Class C	NA	185,060

Shares Issued and Outstanding:
Institutional Class	378,638	386,964
Class P	705	29,801
Class D	111	68,895
Class A	NA	82,810
Class C	NA	54,475

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.52	$4.17
Class P	8.52	4.10
Class D	8.52	3.84
Class A	NA	3.82
Class C	NA	3.40

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	23

Consolidated Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$4,103,199	$797,790
Investments in Affiliates	97,203	150,980
Financial Derivative Instruments
Exchange-traded or centrally cleared	48,730	7,306
Over the counter	176,074	46,403
Cash	832	0
Deposits with counterparty	5,414	3,572
Foreign currency, at value	3,889	2,370
Receivable for investments sold	228,268	71,185
Receivable for investments sold on a delayed-delivery basis	0	502
Receivable for Fund shares sold	106,544	95
Interest and dividends receivable	13,075	2,166
Dividends receivable from Affiliates	83	255
Reimbursement receivable from PIMCO	752	96
Other assets	3	0
	4,784,066	1,082,720

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$170,386
Payable for sale-buyback transactions	26,503	102,199
Payable for short sales	0	21,586
Financial Derivative Instruments
Exchange-traded or centrally cleared	37,597	4,628
Over the counter	93,721	23,701
Payable for investments purchased	147,099	218
Payable for investments in Affiliates purchased	83	255
Deposits from counterparty	182,348	34,701
Payable for Fund shares redeemed	217,714	56,903
Overdraft due to custodian	0	3,155
Accrued investment advisory fees	2,347	346
Accrued supervisory and administrative fees	1,326	171
Accrued distribution fees	58	5
Accrued servicing fees	15	3
Accrued taxes payable	0	1
Other liabilities	7	99
	708,818	418,357

Net Assets	$4,075,248	$664,363

Net Assets Consist of:
Paid in capital	$4,161,545	$709,177
(Overdistributed) net investment income	(49,821)	(8,586)
Accumulated undistributed net realized (loss)	(65,443)	(15,888)
Net unrealized appreciation (depreciation)	28,967	(20,340)
	$4,075,248	$664,363

Cost of Investments in securities	$4,156,236	$823,374
Cost of Investments in Affiliates	$97,198	$165,098
Cost of Foreign Currency Held	$3,919	$2,373
Proceeds Received on Short Sales	$0	$21,355
Cost or Premiums of Financial Derivative Instruments, net	$(1,969)	$(570)

* Includes repurchase agreements of:	$316,419	$52,926

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Net Assets:
Institutional Class	$2,634,842	$632,959
Class P	1,135,868	1,493
Administrative Class	5,199	NA
Class D	226,952	15,026
Class A	56,741	12,005
Class C	14,124	2,401
Class R	1,522	479

Shares Issued and Outstanding:
Institutional Class	365,028	72,035
Class P	158,169	170
Administrative Class	721	NA
Class D	31,713	1,718
Class A	7,941	1,374
Class C	2,025	279
Class R	215	55

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.22	$8.79
Class P	7.18	8.79
Administrative Class	7.21	NA
Class D	7.16	8.75
Class A	7.14	8.73
Class C	6.97	8.60
Class R	7.09	8.74

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	25

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income (Loss):
Interest, net of foreign taxes*	$(2,243)	$39,311
Dividends	0	718
Dividends from Investments in Affiliates	60	1,475
Total Income (Loss)	(2,183)	41,504

Expenses:
Investment advisory fees	2,694	14,879
Supervisory and administrative fees	2,251	8,784
Distribution and/or servicing fees - Class D	0	608
Distribution fees - Class B	0	6 ^
Distribution fees - Class C	0	1,297
Servicing fees - Class A	0	766
Servicing fees - Class B	0	2 ^
Servicing fees - Class C	0	432
Trustee fees	3	10
Interest expense	542	1,784
Total Expenses	5,490	28,568

Net Investment Income (Loss)	(7,673)	12,936

Net Realized Gain (Loss):
Investments in securities	(1,493)	40,002
Investments in Affiliates	(21)	(771)
Exchange-traded or centrally cleared financial derivative instruments	(20,980)	(49,831)
Over the counter financial derivative instruments	21,502	751,128
Foreign currency	(1,148)	(2,950)
Net Realized Gain (Loss)	(2,140)	737,578

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	53,558	54,261
Investments in Affiliates	0	(27)
Exchange-traded or centrally cleared financial derivative instruments	(5,988)	(6,466)
Over the counter financial derivative instruments	15,280	28,594
Foreign currency assets and liabilities	(275)	(524)
Net Change in Unrealized Appreciation	62,575	75,838
Net Gain	60,435	813,416

Net Increase in Net Assets Resulting from Operations	$52,762	$826,352

* Foreign tax withholdings	$5	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$38,830	$15,705
Dividends, net of foreign taxes**	496	1,525
Dividends from Investments in Affiliates	10,889	3,345
Total Income	50,215	20,575

Expenses:
Investment advisory fees	37,819	6,987
Supervisory and administrative fees	21,647	2,788
Distribution and/or servicing fees - Administrative Class	8	0
Distribution and/or servicing fees - Class D	730	45
Distribution fees - Class C	151	22
Distribution fees - Class R	4	1
Servicing fees - Class A	241	34
Servicing fees - Class C	50	8
Servicing fees - Class R	4	1
Trustee fees	19	3
Interest expense	84	581
Miscellaneous expense	2	5
Total Expenses	60,759	10,475
Waiver and/or Reimbursement by PIMCO	(10,057)	(2,908)
Net Expenses	50,702	7,567

Net Investment Income (Loss)	(487)	13,008

Net Realized Gain (Loss):
Investments in securities	(64,115)	(12,933)
Investments in Affiliates	(8,050)	(4,339)
Exchange-traded or centrally cleared financial derivative instruments	176,818	10,528
Over the counter financial derivative instruments	(2,339,267)	(17,433)
Foreign currency	(2,181)	(1,123)
Net Realized (Loss)	(2,236,795)	(25,300)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(74,397)	(23,727)
Investments in Affiliates	26	(12,733)
Exchange-traded or centrally cleared financial derivative instruments	(45,712)	(6,532)
Over the counter financial derivative instruments	(197)	22,135
Foreign currency assets and liabilities	(447)	718
Net Change in Unrealized (Depreciation)	(120,727)	(20,139)
Net (Loss)	(2,357,522)	(45,439)

Net (Decrease) in Net Assets Resulting from Operations	$(2,358,009)	$(32,431)

* Foreign tax withholdings	$0	$5
** Foreign tax withholdings - Dividends	$0	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	27

Statements of Changes in Net Assets

	PIMCO Real Return Asset Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(7,673)	$7,794	$12,936	$22,557
Net realized gain (loss)	(2,140)	(24,586)	737,578	78,469
Net change in unrealized appreciation (depreciation)	62,575	(26,256)	75,838	(208,823)
Net increase (decrease) in net assets resulting from operations	52,762	(43,048)	826,352	(107,797)

Distributions to Shareholders:
From net investment income
Institutional Class	(9,939)	(7,352)	(527,372)	(135,168)
Class P	(76)	(165)	(31,105)	(10,599)
Class D	(0)	0	(73,231)	(24,305)
Class A	0	0	(88,037)	(31,336)
Class B	0	0	(209)^	(114)
Class C	0	0	(55,050)	(15,141)
From net realized capital gains
Institutional Class	0	(21,831)	0	(29,950)
Class P	0	(220)	0	(897)
Class D	0	0	0	(2,333)
Class A	0	0	0	(3,518)
Class B	0	0	0	(14)
Class C	0	0	0	(1,853)
Tax basis return of capital
Institutional Class	0	(1,224)	0	0
Class P	0	(20)	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class C	0	0	0	0

Total Distributions	(10,015)	(30,812)	(775,004)	(255,228)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	2,793,049	65,341	(938,985)	1,727,395

Total Increase (Decrease) in Net Assets	2,835,796	(8,519)	(887,637)	1,364,370

Net Assets:
Beginning of year	396,709	405,228	3,390,115	2,025,745
End of year*	$3,232,505	$396,709	$2,502,478	$3,390,115

* Including undistributed (overdistributed) net investment income of:	$(15,415)	$(1,594)	$44,459	$96,709

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 13 in the Notes to Financial Statements.

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO CommoditiesPLUS® Strategy Fund		PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(487)	$(6,253)	$13,008	$430
Net realized gain (loss)	(2,236,795)	27,997	(25,300)	(11,389)
Net change in unrealized appreciation (depreciation)	(120,727)	136,192	(20,139)	(2,789)
Net increase (decrease) in net assets resulting from operations	(2,358,009)	157,936	(32,431)	(13,748)

Distributions to Shareholders:
From net investment income
Institutional Class	(161,471)	(13,276)	(53,250)	(1,655)
Class P	(86,305)	(4,839)	(155)	(12)
Administrative Class	(117)	0	0	0
Class D	(11,381)	(95)	(1,363)	(24)
Class A	(3,440)	(229)	(996)	(5)
Class C	(714)	(0)	(205)	(0)
Class R	(70)	(0)	(30)	(0)
From net realized capital gains
Institutional Class	(4,983)	(4,497)	0	(594)
Class P	(2,725)	(1,922)	0	(4)
Administrative Class	(4)	0	0	0
Class D	(360)	(79)	0	(37)
Class A	(103)	(681)	0	(12)
Class C	(26)	(20)	0	(3)
Class R	(3)	(1)	0	(0)

Total Distributions	(271,702)	(25,639)	(55,999)	(2,346)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	52,714	2,042,336	5,585	489,877

Total Increase (Decrease) in Net Assets	(2,576,997)	2,174,633	(82,845)	473,783

Net Assets:
Beginning of year	6,652,245	4,477,612	747,208	273,425
End of year*	$4,075,248	$6,652,245	$664,363	$747,208

* Including undistributed (overdistributed) net investment income of:	$(49,821)	$44,449	$(8,586)	$(665)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	29

Statements of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$52,762	$826,352

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(4,843,478)	(7,288,569)
Proceeds from sales of long-term securities	1,260,650	8,166,020
Purchases of short-term portfolio investments, net	(34,890)	(170,487)
(Increase) decrease in deposits with counterparty	(1,929)	5,921
Decrease in receivable for investments sold	25,867	112,668
(Increase) decrease in interest and dividends receivable	(15,731)	946
(Increase) in exchange-traded or centrally cleared derivatives	(25,347)	(54,370)
Decrease in over the counter derivatives	24,167	753,220
(Increase) in other assets	0	(1)
Increase in payable for investments purchased	16,466	385
Increase in deposits from counterparty	9,100	42,145
Increase (decrease) in accrued investment advisory fees	495	(288)
Increase (decrease) in accrued supervisory and administrative fees	413	(120)
Increase in accrued distribution fee	0	47
Increase in accrued servicing fee	0	20
Increase in accrued taxes payable	1	0
Proceeds from short sales transactions, net	7,309	13,551
Payments on currency transactions	(1,423)	(3,474)
Increase in other liabilities	1	5
Net Realized (Gain) Loss
Investments in securities	1,493	(40,002)
Investments in Affiliates	21	771
Exchange-traded or centrally cleared financial derivative instruments	20,980	49,831
Over the counter financial derivative instruments	(21,502)	(751,128)
Foreign currency	1,148	2,950
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(53,558)	(54,261)
Investments in Affiliates	0	27
Exchange-traded or centrally cleared financial derivative instruments	5,988	6,466
Over the counter financial derivative instruments	(15,280)	(28,594)
Foreign currency assets and liabilities	275	524
Net amortization (accretion) on investments	8,038	16,601
Net cash provided by (used for) operating activities	(3,577,964)	1,607,156

Cash flows received from (used for) financing activities:
Proceeds from shares sold	3,177,439	1,398,855
Payments on shares redeemed	(411,576)	(3,079,140)
Increase in overdraft due to custodian	34	0
Cash dividend paid*	(13)	(24,928)
Proceeds from reverse repurchase agreements	1,404,125	7,432,687
Payments on reverse repurchase agreements	(1,043,944)	(7,606,406)
Proceeds from sale-buyback transactions	3,107,674	3,673,476
Payments on sale-buyback transactions	(2,651,526)	(3,402,317)
Proceeds from deposits from counterparty	1,424	51,657
Payments on deposits from counterparty	(1,424)	(49,837)
Net cash received from (used for) financing activities	3,582,213	(1,605,953)

Net Increase in Cash and Foreign Currency	4,249	1,203

Cash and Foreign Currency:
Beginning of year	629	3,071
End of year	$4,878	$4,274

* Reinvestment of distributions	$10,001	$750,076

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$226	$2,150

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands)	PIMCO Inflation Response Multi-Asset Fund

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(32,431)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(3,725,522)
Proceeds from sales of long-term securities	3,588,661
Purchases of short-term portfolio investments, net	(65,920)
Decrease in deposits with counterparty	15,021
(Increase) in receivable for investments sold	(63,754)
(Increase) in interest and dividends receivable	(745)
Decrease in exchange-traded or centrally cleared derivatives	1,210
(Increase) in over the counter derivatives	(16,204)
(Increase) in reimbursement receivable from PIMCO	(24)
Increase in payable for investments purchased	304
Increase in deposits from counterparty	31,890
(Decrease) in accrued investment advisory fees	(24)
(Decrease) in accrued supervisory and administrative fees	(11)
(Decrease) in accrued distribution fee	(1)
Increase in accrued taxes payable	1
Proceeds from short sales transactions, net	21,355
Payments on currency transactions	(405)
Increase in other liabilities	7
Net Realized (Gain) Loss
Investments in securities	12,933
Investments in Affiliates	4,339
Exchange-traded or centrally cleared financial derivative instruments	(10,528)
Over the counter financial derivative instruments	17,433
Foreign currency	1,123
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	23,727
Investments in Affiliates	12,733
Exchange-traded or centrally cleared financial derivative instruments	6,532
Over the counter financial derivative instruments	(22,135)
Foreign currency assets and liabilities	(718)
Net amortization (accretion) on investments	63
Net cash (used for) operating activities	(201,090)

Cash flows received from financing activities:
Proceeds from shares sold	738,983
Payments on shares redeemed	(730,947)
Increase in overdraft due to custodian	3,155
Cash dividend paid*	(82)
Proceeds from reverse repurchase agreements	1,800,546
Payments on reverse repurchase agreements	(1,634,478)
Proceeds from sale-buyback transactions	3,406,488
Payments on sale-buyback transactions	(3,382,044)
Proceeds from deposits from counterparty	1,050
Payments on deposits from counterparty	(1,022)
Net cash received from financing activities	201,649

Net Increase in Cash and Foreign Currency	559

Cash and Foreign Currency:
Beginning of year	1,811
End of year	$2,370

* Reinvestment of distributions	$55,917

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$465

ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Real Return Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.6%

BANK LOAN OBLIGATIONS 0.0%
HCA, Inc.
2.678% due 05/02/2016		$1,600	$1,600

Total Bank Loan Obligations (Cost $1,597)			1,600

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.2%
Ally Financial, Inc.
2.750% due 01/30/2017		800	799
3.250% due 02/13/2018		5,150	5,105
3.500% due 07/18/2016		3,000	3,045
6.250% due 12/01/2017		6,000	6,405
Banco Popolare SC
3.500% due 03/14/2019	EUR	100	114
Banco Santander Chile
1.857% due 01/19/2016		$1,200	1,209
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	800	866
Bank of America Corp.
1.335% due 03/22/2018		$2,000	2,024
Bank of America N.A.
0.676% due 05/08/2017		1,500	1,498
Barclays Bank PLC
2.010% due 12/21/2020	MXN	7,500	479
7.625% due 11/21/2022		$7,339	8,605
7.750% due 04/10/2023		4,970	5,517
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	4,800	5,762
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$500	576
BPCE S.A.
4.625% due 07/11/2024		4,100	4,215
CIT Group, Inc.
4.250% due 08/15/2017		100	102
Citigroup, Inc.
0.775% due 05/01/2017		2,300	2,295
Credit Agricole S.A.
6.625% due 09/23/2019 (d)		1,400	1,406
7.875% due 01/23/2024 (d)		9,700	10,291
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	216
HSBC Holdings PLC
6.000% due 03/29/2040	GBP	3,200	5,976
7.000% due 04/07/2038		400	831
International Lease Finance Corp.
4.875% due 04/01/2015		$4,000	4,000
8.625% due 09/15/2015		200	206
Intesa Sanpaolo SpA
3.125% due 01/15/2016		700	710
6.500% due 02/24/2021		1,900	2,260
Lloyds Bank PLC
9.875% due 12/16/2021		500	568
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	11,700	18,540
7.875% due 06/27/2029 (d)		2,200	3,507
Navient Corp.
6.000% due 01/25/2017		$2,500	2,636
NBG Finance PLC
4.375% due 04/30/2019	EUR	300	206
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017		150	162
Novo Banco S.A.
5.000% due 05/14/2019		1,700	1,888

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Bank of India
2.406% due 01/21/2016		$850	$848
Vornado Realty LP
2.500% due 06/30/2019		500	505

			103,372

INDUSTRIALS 1.2%
Actavis Funding SCS
3.000% due 03/12/2020		11,400	11,692
3.800% due 03/15/2025		2,700	2,790
California Resources Corp.
6.000% due 11/15/2024		2,500	2,203
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		300	300
Chesapeake Energy Corp.
3.503% due 04/15/2019		100	97
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	400	301
Numericable SFR S.A.S.
4.875% due 05/15/2019		$200	200
Sabine Pass LNG LP
7.500% due 11/30/2016		450	480
Zimmer Holdings, Inc.
2.000% due 04/01/2018		9,500	9,579
2.700% due 04/01/2020		8,200	8,320
3.150% due 04/01/2022		2,800	2,836

			38,798

UTILITIES 0.3%
AT& T, Inc.
0.693% due 03/30/2017		1,500	1,498
BG Energy Capital PLC
6.500% due 11/30/2072		600	643
Petrobras Global Finance BV
2.631% due 03/17/2017		3,600	3,321
3.000% due 01/15/2019		100	87
3.250% due 03/17/2017		500	462
3.250% due 04/01/2019	EUR	200	192
3.750% due 01/14/2021		200	190
4.375% due 05/20/2023		$100	86
6.250% due 12/14/2026	GBP	300	386
Rosneft Finance S.A.
6.625% due 03/20/2017		$100	100
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		700	660
Sprint Communications, Inc.
9.125% due 03/01/2017		900	985

			8,610

Total Corporate Bonds & Notes (Cost $150,974)			150,780

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
0.454% due 09/25/2031		57	54
0.534% due 10/25/2029		408	401
11.808% due 05/15/2035		77	83
Small Business Administration
5.902% due 02/10/2018		245	263

Total U.S. Government Agencies (Cost $771)			801

U.S. TREASURY OBLIGATIONS 109.9%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)(j)		2,400	2,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (h)(j)	$4,247	$4,335
0.125% due 04/15/2019 (f)(h)	59,453	60,647
0.125% due 07/15/2022	129,799	131,361
0.375% due 07/15/2023	15,054	15,460
0.500% due 04/15/2015 (h)	431	432
0.625% due 07/15/2021 (h)(j)	1,970	2,068
0.625% due 02/15/2043 (h)	37,922	37,306
0.750% due 02/15/2042 (j)	112,557	114,246
0.750% due 02/15/2045 (f)	465,837	475,553
1.250% due 07/15/2020	27,867	30,244
1.375% due 02/15/2044 (f)(h)	285,591	336,864
1.750% due 01/15/2028 (f)	232,846	273,085
1.875% due 07/15/2015 (h)	361	366
1.875% due 07/15/2019 (h)(j)	1,204	1,329
2.000% due 01/15/2016 (h)(j)	1,767	1,812
2.000% due 01/15/2026 (f)	196,641	233,419
2.125% due 02/15/2040	49,530	66,316
2.125% due 02/15/2041	41,841	56,570
2.375% due 01/15/2025 (f)(h)	117,804	143,040
2.375% due 01/15/2027 (f)(h)	310,240	383,438
2.500% due 01/15/2029 (f)	410,093	525,143
3.625% due 04/15/2028 (f)	271,820	384,307
3.875% due 04/15/2029 (f)	184,365	271,348

Total U.S. Treasury Obligations (Cost $3,476,558)		3,551,069

MORTGAGE-BACKED SECURITIES 0.4%
Adjustable Rate Mortgage Trust
2.632% due 11/25/2035 ^	638	547
4.858% due 01/25/2036 ^	322	287
Banc of America Funding Ltd.
0.431% due 10/03/2039	2,518	2,483
Banc of America Funding Trust
2.622% due 03/20/2036	455	420
Banc of America Re-REMIC Trust
5.649% due 02/17/2051	709	745
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	86	83
2.230% due 09/25/2035	422	425
2.530% due 05/25/2035	99	98
2.592% due 12/25/2035 ^	511	392
Countrywide Alternative Loan Trust
1.128% due 12/25/2035	528	438
2.587% due 02/25/2037 ^	355	316
GMAC Mortgage Corp. Loan Trust
2.804% due 11/19/2035	450	432
3.071% due 06/19/2035	819	837
GSR Mortgage Loan Trust
2.670% due 09/25/2035	140	140
HomeBanc Mortgage Trust
0.444% due 10/25/2035	94	84
Merrill Lynch Mortgage Investors Trust
0.834% due 09/25/2029	462	461
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045	687	735
Prime Mortgage Trust
5.000% due 02/25/2019	4	4
Residential Accredit Loans, Inc. Trust
0.354% due 06/25/2046	242	110
Residential Asset Securitization Trust
0.624% due 12/25/2036 ^	472	147
5.000% due 08/25/2019	107	110
6.250% due 10/25/2036 ^	378	316
Structured Adjustable Rate Mortgage Loan Trust
5.034% due 07/25/2035 ^	288	250

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.914% due 09/25/2044	$384	$371
Wachovia Mortgage Loan Trust LLC
5.418% due 10/20/2035	330	325
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	50	47
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	504	461
0.444% due 12/25/2045	161	150
0.494% due 08/25/2045	947	886
0.594% due 06/25/2044	1,413	1,317
2.405% due 09/25/2033	142	146

Total Mortgage-Backed Securities (Cost $13,374)		13,563

ASSET-BACKED SECURITIES 1.6%
ACE Securities Corp.
0.234% due 10/25/2036	58	32
Bear Stearns Asset-Backed Securities Trust
1.174% due 10/25/2037	1,528	1,438
2.274% due 03/25/2035	2,249	2,098
BlackRock Senior Income
0.497% due 04/20/2019	222	220
Countrywide Asset-Backed Certificates
0.421% due 04/25/2036	99	98
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036	30	17
LCM LP
1.453% due 07/14/2022	9,444	9,442
MASTR Specialized Loan Trust
1.371% due 07/25/2035	1,417	1,185
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^	926	483
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019	291	290
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019	41	41
RAAC Trust
2.674% due 12/25/2035	3,473	3,341
Residential Asset Mortgage Products Trust
0.354% due 10/25/2036	5,610	5,538
1.146% due 04/25/2034	1,760	1,518
Saxon Asset Securities Trust
0.614% due 11/25/2037	8,000	6,955
Securitized Asset-Backed Receivables LLC Trust
0.464% due 11/25/2035	1,694	1,568
Soundview Home Loan Trust
0.234% due 11/25/2036	390	153
Symphony CLO Ltd.
1.767% due 07/23/2023	2,000	2,005
Voya CLO Ltd.
1.570% due 10/15/2022 (a)	6,800	6,800
1.615% due 10/15/2022 (a)	7,200	7,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wood Street CLO BV
0.339% due 03/29/2021	EUR	61	$65

Total Asset-Backed Securities (Cost $50,739)			50,444

SOVEREIGN ISSUES 12.1%
Autonomous Community of Catalonia
4.750% due 06/04/2018		1,700	2,026
Colombian TES
3.000% due 03/25/2033 (c)	COP	2,118,631	718
Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	33,411	5,245
France Government Bond
0.100% due 07/25/2021 (c)	EUR	599	692
0.250% due 07/25/2024 (c)		47,605	56,902
Hellenic Republic Government Bond
4.750% due 04/17/2019		1,500	1,072
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		4,966	5,783
2.100% due 09/15/2017 (c)		228	263
2.250% due 04/22/2017 (c)		1,091	1,225
2.350% due 09/15/2019 (c)		435	528
2.350% due 09/15/2024 (c)		61,806	81,257
2.550% due 10/22/2016 (c)		16,359	18,316
2.550% due 09/15/2041 (c)		4,483	7,150
5.000% due 09/01/2040		80	136
5.500% due 11/01/2022		500	713
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	9,348	674
4.000% due 11/08/2046 (c)		33,380	2,439
4.500% due 12/04/2025 (c)		985,697	73,953
4.750% due 06/14/2018		17,587	1,155
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	183	184
New Zealand Government Bond
2.000% due 09/20/2025	NZD	18,777	14,411
2.500% due 09/20/2035		10,066	8,318
Province of Ontario
3.450% due 06/02/2045	CAD	4,100	3,644
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	24,015	27,262
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	100,000	555
5.000% due 08/22/2016		80,000	462
Slovenia Government International Bond
3.500% due 03/23/2017	EUR	498	570
4.125% due 02/18/2019		$1,100	1,166
4.375% due 01/18/2021	EUR	2,000	2,596
4.700% due 11/01/2016		1,100	1,270
Spain Government International Bond
0.550% due 11/30/2019 (c)		11,510	13,009
1.000% due 11/30/2030		491	585
3.800% due 04/30/2024		3,600	4,756
4.400% due 10/31/2023		5,200	7,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	28,190	$46,429

Total Sovereign Issues (Cost $410,642)			392,573

SHORT-TERM INSTRUMENTS 0.9%

CERTIFICATES OF DEPOSIT 0.0%
China Construction Bank Corp.
1.700% due 04/16/2015		$500	500

REPURCHASE AGREEMENTS (e) 0.2%
			6,955

GREECE TREASURY BILLS 0.2%
2.026% due 04/14/2015	EUR	5,600	6,017

MEXICO TREASURY BILLS 0.3%
2.986% due 05/14/2015	MXN	152,000	9,930

U.S. TREASURY BILLS 0.2%
0.026% due 04/30/2015 - 06/25/2015 (b)(f)(h)(j)		$5,586	5,586

Total Short-Term Instruments (Cost $30,541)			28,988

Total Investments in Securities (Cost $4,135,196)			4,189,818

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio		1,075	11
PIMCO Short-Term Floating NAV Portfolio III		15,119	150

Total Short-Term Instruments (Cost $161)			161

Total Investments in Affiliates (Cost $161)			161

Total Investments 129.6% (Cost $4,135,357)			$4,189,979

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $(4,114))			10,684

Other Assets and Liabilities, net (29.9%)			(968,158)

Net Assets 100.0%			$3,232,505

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$6,955	Freddie Mac 2.080% due 10/17/2022	$(7,095)	$6,955	$6,955

Total Repurchase Agreements						$(7,095)	$6,955	$6,955

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.230%	01/30/2015	04/28/2015	$(34,387)	$(34,400)
	0.230%	02/02/2015	04/17/2015	(1,053)	(1,054)
BSN	0.210%	02/11/2015	04/10/2015	(19,212)	(19,218)
	0.220%	03/25/2015	04/07/2015	(15,476)	(15,477)
	0.230%	01/14/2015	04/14/2015	(14,057)	(14,064)
	0.230%	01/16/2015	04/16/2015	(61,558)	(61,587)
	0.230%	02/27/2015	05/26/2015	(139,815)	(139,844)
	0.230%	03/06/2015	04/16/2015	(9,894)	(9,896)
	0.300%	03/26/2015	04/28/2015	(128,760)	(128,766)
GRE	0.350%	03/20/2015	04/06/2015	(68,721)	(68,728)
RDR	0.480%	03/27/2015	04/02/2015	(6,504)	(6,504)

Total Reverse Repurchase Agreements					$(499,538)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.350%	03/23/2015	04/06/2015	$(108,383)	$(108,412)
GSC	0.230%	03/18/2015	04/08/2015	(2,040)	(2,041)
	0.420%	03/25/2015	04/08/2015	(41,599)	(41,616)
	0.530%	03/30/2015	04/13/2015	(15,846)	(15,872)
	0.650%	03/31/2015	04/07/2015	(10,950)	(10,959)
	0.880%	03/31/2015	04/01/2015	(107,922)	(107,925)
MSC	0.230%	02/02/2015	04/13/2015	(54,349)	(54,362)
	0.240%	02/27/2015	04/27/2015	(28,706)	(28,733)
TDM	0.310%	03/23/2015	04/21/2015	(116,027)	(116,255)

Total Sale-Buyback Transactions					$(486,175)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $281,291 at a weighted average interest rate of 0.188%.
(3)	Payable for sale-buyback transactions includes $260 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$7,000	$(7,309)	$(7,355)

				$(7,309)	$(7,355)

Total Short Sales				$(7,309)	$(7,355)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $981,972 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(35,454)	$0	$(35,454)	$35,258	$(196)
BSN	0	(388,852)	0	(388,852)	388,563	(289)
GRE	0	(68,728)	0	(68,728)	68,753	25
RDR	0	(6,504)	0	(6,504)	6,512	8
SSB	6,955	0	0	6,955	(7,095)	(140)

Master Securities Forward Transaction Agreement
BPG	0	0	(108,412)	(108,412)	107,401	(1,011)
GSC	0	0	(178,413)	(178,413)	177,568	(845)
MSC	0	0	(83,095)	(83,095)	82,261	(834)
TDM	0	0	(116,255)	(116,255)	115,656	(599)

Total Borrowings and Other Financing Transactions	$6,955	$(499,538)	$(486,175)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	63	$(214)	$0	$(9)
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	19	(164)	0	(2)
90-Day Eurodollar December Futures	Short	12/2015	3,042	(431)	0	(107)
90-Day Eurodollar December Futures	Short	12/2016	83	(100)	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	524	(32)	0	(7)
90-Day Eurodollar June Futures	Short	06/2016	158	(124)	0	(14)
90-Day Eurodollar March Futures	Short	03/2016	1,269	(606)	0	(79)
90-Day Eurodollar September Futures	Short	09/2015	395	(46)	0	(10)
90-Day Eurodollar September Futures	Short	09/2016	116	(130)	0	(12)
Call Options Strike @ USD 70.000 on Brent Crude May Futures	Short	04/2015	77	78	1	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	186	(115)	12	(56)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	53	(79)	0	(11)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	1,973	133	0	(617)

Total Futures Contracts				$(1,830)	$13	$(933)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR 37,500	$(916)	$(2)	$1	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	11,900	$(62)	$(2)	$1	$0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	6,000	(585)	(403)	0	(13)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		19,400	(1,190)	(186)	0	(40)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		200	(17)	(54)	0	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		1,000	(309)	(260)	0	(1)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		4,200	(1,075)	(890)	0	(5)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		16,500	(3,066)	(895)	0	(17)
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	103,600	(479)	(201)	0	(2)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		1,900	(277)	(261)	0	(5)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		5,100	(256)	(246)	0	(16)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		116,100	(1,903)	(624)	0	(415)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	106,400	(996)	(761)	6	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		253,600	(3,604)	(1,101)	16	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		4,550	(179)	27	0	(2)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		10,320	(112)	(78)	14	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	130,000	(48)	(37)	1	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	520,000	95	(51)	0	(13)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		51,000	2	(70)	8	0
Pay	28-Day MXN-TIIE	5.680%	11/09/2021		46,600	8	8	7	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		4,600	(1)	(9)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		28,000	11	25	4	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		53,200	145	31	12	0

						$(13,898)	$(6,038)	$70	$(529)

Total Swap Agreements						$(14,814)	$(6,040)	$71	$(529)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $15,235 and cash of $4,713 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$71	$84	$0	$ (933)	$ (529)	$ (1,462)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	04/2015	$	21,373		NZD	27,975	$0	$(459)
	05/2015	NZD	27,975	$		21,304	459	0

BOA	04/2015	EUR	104,938			118,492	5,650	0
	04/2015	GBP	18,471			27,528	177	(48)
	04/2015	$	13,794		EUR	12,148	0	(732)
	04/2015		27,151		JPY	3,245,400	0	(91)
	05/2015	JPY	3,245,400	$		27,162	89	0
	05/2015	MXN	11,510			752	0	(1)
	05/2015	$	1,033		EUR	939	0	(23)
	05/2015		146		MXN	2,146	0	(6)
	07/2015		3,438		BRL	9,508	0	(539)

BPS	04/2015	BRL	18,466	$		5,776	0	(9)
	04/2015	EUR	2,620			2,776	0	(41)
	04/2015	GBP	1,470			2,181	0	0
	04/2015	NZD	27,975			21,009	95	0
	04/2015	$	5,629		BRL	18,466	157	0
	05/2015		4,965			15,993	5	0
	06/2015	COP	1,831,590	$		796	96	0

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BRC	05/2015	MXN	6,819	$		458	$12	$0
	05/2015	$	180		MXN	2,709	0	(2)

CBK	04/2015	AUD	836	$		650	13	0
	04/2015	BRL	22,818			7,113	0	(37)
	04/2015	CAD	4,215			3,371	43	0
	04/2015	EUR	39,026			42,130	167	0
	04/2015	$	7,155		BRL	22,818	2	(7)
	04/2015		16,048		EUR	14,161	0	(821)
	04/2015		26,587		INR	1,661,225	90	(18)
	05/2015	EUR	68,696	$		74,880	982	0
	05/2015	MXN	318,078			21,365	560	0
	05/2015	$	168		MXN	2,508	0	(4)

DUB	04/2015	BRL	6,886	$		2,104	0	(54)
	04/2015	GBP	6,547			10,155	443	0
	04/2015	$	2,147		BRL	6,886	11	0
	05/2015	MXN	32,000	$		2,130	36	0
	05/2015	$	2,087		BRL	6,886	53	0
	07/2015	BRL	4,167	$		1,536	265	0

FBF	04/2015		21,225			6,480	0	(170)
	04/2015	$	6,616		BRL	21,225	34	0
	05/2015	MXN	14,186	$		933	12	(7)
	07/2015	BRL	50,242			18,407	3,088	0

GLM	04/2015	EUR	74,439			84,661	4,620	0
	04/2015	GBP	2,567			3,912	104	0
	04/2015	INR	425,187			6,789	0	(34)
	04/2015	$	2,723		EUR	2,439	0	(100)
	05/2015	GBP	1,992	$		2,971	17	0
	05/2015	MXN	46,436			3,106	68	0
	05/2015	$	6,747		INR	425,187	33	0

HUS	04/2015	BRL	12,368	$		3,855	0	(20)
	04/2015	$	4,263		BRL	12,368	0	(387)
	05/2015	MXN	983,924	$		65,398	1,021	0

JPM	04/2015	BRL	24,310			7,562	0	(56)
	04/2015	EUR	40,864			43,515	0	(424)
	04/2015	GBP	2,021			3,104	106	0
	04/2015	MXN	77,891			5,293	192	0
	04/2015	$	7,990		BRL	24,310	21	(393)
	05/2015		7,499			24,310	56	0
	07/2015		671		PLN	2,521	0	(9)

MSB	04/2015	BRL	10,350	$		3,226	0	(17)
	04/2015	$	3,183		BRL	10,350	60	0
	04/2015		3,327		CAD	4,215	1	0
	05/2015	CAD	4,215	$		3,326	0	(1)
	05/2015	MXN	144,026			9,529	106	0

NGF	05/2015	$	15,260		MXN	233,272	12	(9)

RBC	04/2015		79,537		GBP	53,574	0	(65)
	05/2015	GBP	53,574	$		79,521	67	0

TOR	04/2015	BRL	6,826			2,127	0	(12)
	04/2015	$	2,128		BRL	6,826	11	0
	05/2015		2,110			6,826	11	0

UAG	04/2015	GBP	23,504	$		36,330	1,465	0
	04/2015	INR	762,689			12,164	0	(75)
	04/2015	JPY	3,245,400			27,163	103	0
	04/2015	$	140,854		EUR	128,201	0	(3,006)
	04/2015		954		INR	59,527	1	0
	05/2015	EUR	128,201	$		140,917	3,007	0
	06/2015	$	13,379		INR	850,707	96	0
	08/2015	DKK	34,235	$		5,220	272	0

Total Forward Foreign Currency Contracts							$23,989	$(7,677)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$	23,000	$339	$121

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		37,100	59	44
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		5,000	700	521

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.775%	04/09/2015		4,600	61	0

								$1,159	$686

Total Purchased Options								$1,159	$686

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	5,200	$ (8)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		500	(1)	0

							$ (9)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$ 1.099	04/01/2015	EUR	15,551	$(76)	$(373)
	Put - OTC EUR versus USD	1.082	04/07/2015		4,790	(27)	(59)
	Put - OTC EUR versus USD	1.035	04/16/2015		1,718	(11)	(3)

BRC	Put - OTC EUR versus USD	1.090	04/01/2015		1,300	(7)	(20)

DUB	Put - OTC EUR versus USD	1.034	04/16/2015		13,022	(82)	(22)
	Call - OTC USD versus BRL	BRL 2.680	06/29/2015	$	5,635	(133)	(1,026)
	Call - OTC USD versus BRL	2.680	07/01/2015		1,360	(32)	(248)

FBF	Call - OTC USD versus BRL	4.000	03/17/2016		21,600	(913)	(831)

						$(1,281)	$(2,582)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$93,600	$(834)	$(56)

DUB	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	600	(6)	(5)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	(11)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	(1)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	29,800	(337)	(417)

						$(1,209)	$(490)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$	23,000	$(363)	$(461)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	20,100	(540)	(993)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		20,100	(583)	(277)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	37,100	(22)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		37,100	(37)	(26)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		21,000	(700)	(524)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.275%	04/09/2015		4,600	(65)	(15)

								$(2,310)	$(2,310)

Total Written Options								$(4,809)	$(5,382)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	53	$340,259	EUR	10,200	GBP	0	$(2,107)
Sales	645	373,384		189,811		3,440	(5,863)
Closing Buys	0	(231,300)		(9,800)		(3,440)	930
Expirations	(484)	(186,076)		(76,300)		0	1,889
Exercised	(214)	(10,772)		(37,330)		0	342

Balance at End of Period	0	$285,495	EUR	76,581	GBP	0	$(4,809)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	$	100	$(8)	$4	$0	$(4)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		500	(12)	4	0	(8)
	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,000	(17)	24	7	0

BRC	Greece Government International Bond	1.000%	06/20/2016	52.096%		800	(44)	(258)	0	(302)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		1,600	(49)	23	0	(26)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		1,100	(84)	43	0	(41)
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR	400	(19)	(102)	0	(121)
	Greece Government International Bond	1.000%	12/20/2016	42.746%	$	100	(7)	(32)	0	(39)

HUS	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		500	(12)	4	0	(8)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		500	(37)	18	0	(19)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		1,700	(40)	12	0	(28)

MYC	Barclays Bank PLC	1.000%	09/20/2015	0.197%	EUR	5,800	63	(37)	26	0
	Credit Suisse Group	1.000%	06/20/2015	0.211%		2,000	23	(19)	4	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	$	400	(31)	16	0	(15)
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	200	(9)	(10)	0	(19)

							$(283)	$(310)	$37	$(630)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,100	$(7)	$154	$147	$0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		100	0	16	16	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		200	2	(4)	0	(2)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024		900	0	46	46	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	12,300	0	(259)	0	(259)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	300	(10)	50	40	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10,700	(177)	106	0	(71)

DUB	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	900	6	(94)	0	(88)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		1,700	0	(168)	0	(168)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	200	3	6	9	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		1,100	(8)	176	168	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,500	4	196	200	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	16	16	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		500	(2)	46	44	0

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		4,000	0	40	40	0
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	1,800	0	(100)	0	(100)

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	1,200	2	182	184	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		700	5	98	103	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	600	$1	$79	$80	$0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025		900	0	12	12	0

							$(181)	$598	$1,105	$(688)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Receive	BCOMF3T Index	50,271	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$22,172	$183	$183	$0

SOG	Receive	BCOMF3T Index	130,567	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	57,586	475	475	0

							$658	$658	$0

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$	4	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015		11	0	(15)	0	(15)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015		22	0	(22)	0	(22)

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015		5	0	1	1	0

							$0	$(36)	$1	$(37)

Total Swap Agreements							$(464)	$910	$1,801	$(1,355)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $3,657 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$459	$0	$0	$459	$(459)	$0	$0	$(459)	$0	$0	$0
BOA	5,916	0	170	6,086	(1,440)	0	(51)	(1,491)	4,595	(3,870)	725
BPS	353	0	229	582	(50)	(435)	(259)	(744)	(162)	32	(130)
BRC	12	0	0	12	(2)	(20)	(328)	(350)	(338)	265	(73)
CBK	1,857	0	40	1,897	(887)	(56)	(71)	(1,014)	883	615	1,498
DUB	808	121	0	929	(54)	(1,762)	(256)	(2,072)	(1,143)	1,309	166
FBF	3,134	0	437	3,571	(177)	(831)	0	(1,008)	2,563	(2,710)	(147)
GLM	4,842	0	40	4,882	(134)	(1,270)	(100)	(1,504)	3,378	(2,880)	498
GST	0	0	0	0	0	0	(201)	(201)	(201)	275	74
HUS	1,021	0	0	1,021	(407)	0	(8)	(415)	606	(460)	146
JPM	375	0	287	662	(882)	(429)	(47)	(1,358)	(696)	1,161	465
MSB	167	0	1	168	(18)	0	0	(18)	150	0	150
MYC	0	565	110	675	0	(564)	(34)	(598)	77	(1)	76
NGF	12	0	0	12	(9)	(15)	0	(24)	(12)	(210)	(222)
RBC	67	0	0	67	(65)	0	0	(65)	2	0	2
SOG	0	0	475	475	0	0	0	0	475	(1,160)	(685)
TOR	22	0	0	22	(12)	0	0	(12)	10	0	10
UAG	4,944	0	12	4,956	(3,081)	0	0	(3,081)	1,875	(1,640)	235

Total Over the Counter	$23,989	$686	$1,801	$26,476	$(7,677)	$(5,382)	$(1,355)	$(14,414)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1	$0	$0	$0	$12	$13
Swap Agreements	0	1	0	0	70	71

	$1	$1	$0	$0	$82	$84

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,989	$0	$23,989
Purchased Options	0	0	0	0	686	686
Swap Agreements	658	37	0	1	1,105	1,801

	$658	$37	$0	$23,990	$1,791	$26,476

	$659	$38	$0	$23,990	$1,873	$26,560

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$933	$933
Swap Agreements	0	0	0	0	529	529

	$0	$0	$0	$0	$1,462	$1,462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,677	$0	$7,677
Written Options	0	0	0	2,582	2,800	5,382
Swap Agreements	0	630	0	37	688	1,355

	$0	$630	$0	$10,296	$3,488	$14,414

	$0	$630	$0	$10,296	$4,950	$15,876

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$45	$0	$0	$0	$199	$244
Futures	0	0	0	0	(688)	(688)
Swap Agreements	0	220	0	0	(20,756)	(20,536)

	$45	$220	$0	$0	$(21,245)	$(20,980)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,208	$0	$27,208
Purchased Options	0	0	0	0	(1,007)	(1,007)
Written Options	0	171	0	601	439	1,211
Swap Agreements	(7,855)	(74)	0	42	1,977	(5,910)

	$(7,855)	$97	$0	$27,851	$1,409	$21,502

	$(7,810)	$317	$0	$27,851	$(19,836)	$522

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(23)	$(23)
Futures	78	0	0	0	(1,253)	(1,175)
Swap Agreements	0	(8)	0	0	(4,782)	(4,790)

	$78	$(8)	$0	$0	$(6,058)	$(5,988)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,167	$0	$17,167
Purchased Options	0	0	0	0	171	171
Written Options	0	(6)	0	(1,379)	(618)	(2,003)
Swap Agreements	660	(394)	0	(36)	(285)	(55)

	$660	$(400)	$0	$15,752	$(732)	$15,280

	$738	$(408)	$0	$15,752	$(6,790)	$9,292

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,600	$0	$1,600
Corporate Bonds & Notes
Banking & Finance	0	103,372	0	103,372
Industrials	0	38,798	0	38,798
Utilities	0	8,610	0	8,610
U.S. Government Agencies	0	801	0	801
U.S. Treasury Obligations	0	3,551,069	0	3,551,069
Mortgage-Backed Securities	0	10,335	3,228	13,563
Asset-Backed Securities	0	50,444	0	50,444
Sovereign Issues	0	392,573	0	392,573
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Repurchase Agreements	0	6,955	0	6,955
Greece Treasury Bills	0	6,017	0	6,017
Mexico Treasury Bills	0	9,930	0	9,930
U.S. Treasury Bills	0	5,586	0	5,586
	$0	$4,186,590	$3,228	$4,189,818

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$161	$0	$0	$161

Total Investments	$161	$4,186,590	$3,228	$4,189,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,355)	$0	$(7,355)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	71	0	84
Over the counter	0	26,476	0	26,476
	$13	$26,547	$0	$26,560

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(933)	(529)	0	(1,462)
Over the counter	0	(14,414)	0	(14,414)
	$(933)	$(14,943)	$0	$(15,876)

Totals	$(759)	$4,190,839	$3,228	$4,193,308

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.2%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.678% due 05/02/2016		$1,600	$1,600

Total Bank Loan Obligations (Cost $1,599)			1,600

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 4.8%
Ally Financial, Inc.
2.500% due 03/15/2017 (d)		17,000	16,774
3.250% due 09/29/2017		5,400	5,376
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,600	1,624
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	1,300	1,407
Bankia S.A.
3.500% due 12/14/2015		1,500	1,650
Barclays Bank PLC
2.010% due 12/21/2020	MXN	17,500	1,119
BNP Paribas S.A.
0.566% due 11/07/2015		$28,000	28,019
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,500	1,660
2.875% due 05/19/2016		11,000	12,071
Credit Agricole S.A.
0.842% due 06/02/2017		$14,900	14,910
6.500% due 06/23/2021 (c)	EUR	400	454
7.875% due 01/23/2024 (c)		$200	212
Export-Import Bank of India
2.423% due 03/30/2016		1,500	1,512
GATX Financial Corp.
5.800% due 03/01/2016		300	313
Goldman Sachs Group, Inc.
0.886% due 06/04/2017		6,700	6,703
HBOS PLC
0.840% due 09/01/2016	EUR	200	215
International Lease Finance Corp.
6.750% due 09/01/2016		$300	319
7.125% due 09/01/2018		600	675
8.625% due 09/15/2015		1,300	1,339
LBG Capital PLC
15.000% due 12/21/2019	EUR	260	419
15.000% due 12/21/2019	GBP	3,840	8,048
Navient Corp.
6.250% due 01/25/2016		$84	87
Stone Street Trust
5.902% due 12/15/2015		7,000	7,216
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		900	901
Vornado Realty LP
2.500% due 06/30/2019		1,300	1,312
Westpac Banking Corp.
1.850% due 11/26/2018		4,800	4,854

			119,189

INDUSTRIALS 0.5%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	4,700	3,538
Medtronic, Inc.
4.625% due 03/15/2045		$7,800	8,865
MGM Resorts International
7.625% due 01/15/2017		100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	$408	$482

		12,992

UTILITIES 0.5%
Petrobras Global Finance BV
2.631% due 03/17/2017	4,300	3,966
3.151% due 03/17/2020	100	87
3.250% due 03/17/2017	900	832
5.375% due 01/27/2021	9,000	8,208
5.750% due 01/20/2020	100	93
5.875% due 03/01/2018	300	288
Sprint Communications, Inc.
9.125% due 03/01/2017	200	219

		13,693

Total Corporate Bonds & Notes (Cost $153,027)		145,874

U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
0.854% due 02/25/2041	876	888
1.321% due 09/01/2044	21	22
1.328% due 10/01/2044	24	24
Freddie Mac
0.775% due 12/15/2037	708	715
1.986% due 09/01/2036	188	200
2.091% due 07/01/2036	170	180
2.150% due 10/01/2036	73	77
NCUA Guaranteed Notes
0.735% due 12/08/2020	1,138	1,149
2.650% due 10/29/2020	2,313	2,360

Total U.S. Government Agencies (Cost $5,517)		5,615

U.S. TREASURY OBLIGATIONS 107.2%
U.S. Treasury Bonds
2.500% due 02/15/2045	10,100	10,015
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017	182,976	186,350
0.125% due 04/15/2018 (f)(h)	677,334	691,357
0.125% due 04/15/2019 (f)(h)(j)	517,862	528,259
0.125% due 01/15/2022 (j)	3,305	3,337
0.125% due 07/15/2022 (f)	185,223	187,451
0.250% due 01/15/2025	37,504	37,849
0.375% due 07/15/2023 (j)	6,780	6,963
0.500% due 04/15/2015 (j)	647	649
0.625% due 07/15/2021	157,327	165,119
1.125% due 01/15/2021 (j)	1,328	1,428
1.250% due 07/15/2020 (f)(j)	128,075	139,001
1.375% due 02/15/2044	13	15
1.625% due 01/15/2018 (h)	19,860	21,165
1.875% due 07/15/2015	22,352	22,711
1.875% due 07/15/2019 (h)(j)	45,869	50,631
2.000% due 01/15/2016 (f)	301,845	309,698
2.000% due 01/15/2026 (b)(j)	36,449	43,266
2.125% due 01/15/2019 (h)(j)	7,403	8,153
2.125% due 02/15/2041 (j)	1,067	1,443
2.375% due 01/15/2017	43,626	46,240
2.625% due 07/15/2017	204,218	221,832

Total U.S. Treasury Obligations (Cost $2,662,967)		2,682,932

MORTGAGE-BACKED SECURITIES 2.9%
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	210	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		$19	$19
2.260% due 08/25/2035		32	33
2.515% due 03/25/2035		14	14
2.680% due 03/25/2035		54	55
2.807% due 01/25/2035		248	249
Chase Mortgage Finance Trust
4.709% due 12/25/2035 ^		129	124
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		22	22
2.280% due 09/25/2035		38	38
2.530% due 05/25/2035		20	20
2.622% due 03/25/2034		198	197
Countrywide Alternative Loan Trust
0.344% due 05/25/2047		4,911	4,149
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		332	338
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		138	122
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039		165	172
Credit Suisse First Boston Mortgage Securities Corp.
0.874% due 10/25/2035 ^		942	722
Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		161	163
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,415	5,546
First Horizon Mortgage Pass-Through Trust
4.717% due 06/25/2035		9,331	9,135
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	475	509
Grecale RMBS SRL
0.553% due 01/27/2061		18,263	19,498
GS Mortgage Securities Trust
4.592% due 08/10/2043		$1,100	1,230
GSR Mortgage Loan Trust
2.630% due 01/25/2036 ^		286	263
2.670% due 09/25/2035		140	140
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	249	366
HomeBanc Mortgage Trust
0.444% due 10/25/2035		$312	279
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	647	949
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		$4,050	4,207
JPMorgan Mortgage Trust
3.882% due 06/25/2035		538	531
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		203	216
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		120	116
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	107
Morgan Stanley Capital Trust
5.909% due 06/11/2049		315	342
RBSSP Resecuritization Trust
0.371% due 12/26/2036		2,331	2,056
2.310% due 07/26/2045		3,528	3,523
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^		458	242
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	441	474
Structured Adjustable Rate Mortgage Loan Trust
2.587% due 12/25/2034		$340	331
5.146% due 03/25/2036 ^		471	392

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
6.225% due 09/25/2037		$807	$834
Ulysses European Loan Conduit PLC
0.725% due 07/25/2017	GBP	800	1,164
WaMu Mortgage Pass-Through Certificates
0.444% due 07/25/2045		$1,599	1,495
WaMu Mortgage Pass-Through Certificates Trust
0.494% due 08/25/2045		7,987	7,606
1.198% due 01/25/2046		3,216	3,120
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036		321	310
5.237% due 10/25/2035		129	128

Total Mortgage-Backed Securities (Cost $74,240)			71,770

ASSET-BACKED SECURITIES 1.1%
Babson CLO Ltd.
0.506% due 11/10/2019		200	200
Bear Stearns Asset-Backed Securities Trust
2.274% due 03/25/2035		6,600	6,159
BlackRock Senior Income
0.497% due 04/20/2019		222	220
BNC Mortgage Loan Trust
0.304% due 07/25/2037		750	692
Citigroup Mortgage Loan Trust, Inc.
0.464% due 10/25/2036		1,000	869
Countrywide Asset-Backed Certificates
0.354% due 07/25/2036		401	395
0.421% due 04/25/2036		70	70
FBR Securitization Trust
0.911% due 11/25/2035		829	824
Fremont Home Loan Trust
0.664% due 07/25/2035		100	89
Hewett’s Island CLO Ltd.
0.658% due 11/12/2019		1,090	1,086
Hillmark Funding Ltd.
0.512% due 05/21/2021		3,987	3,949
HSI Asset Securitization Corp. Trust
0.444% due 02/25/2036		500	435
Magi Funding PLC
0.429% due 04/11/2021	EUR	230	246
Merrill Lynch Mortgage Investors Trust
0.654% due 05/25/2036		$300	274
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019		291	290
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019		41	41
NovaStar Mortgage Funding Trust
0.644% due 01/25/2036		2,002	1,582
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.194% due 12/25/2034		332	333
Saxon Asset Securities Trust
0.966% due 03/25/2035		1,319	1,204
4.034% due 06/25/2033		199	202
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	3,423	3,637
Soundview Home Loan Trust
0.644% due 11/25/2035		$5,690	4,778
Structured Asset Securities Corp.
0.834% due 02/25/2035		145	134
Wood Street CLO BV
0.339% due 03/29/2021	EUR	51	54

Total Asset-Backed Securities (Cost $28,247)			27,763

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.9%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,100	$2,593
Canada Housing Trust
1.850% due 12/15/2016	CAD	19,800	15,947
Colombian TES
3.000% due 03/25/2033 (b)	COP	7,513,497	2,545
Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	17,991	2,824
Hellenic Republic Government Bond
3.000% due 02/24/2023	EUR	150	91
3.000% due 02/24/2024		150	89
3.000% due 02/24/2025		150	87
3.000% due 02/24/2026		150	83
3.000% due 02/24/2027		150	82
3.000% due 02/24/2028		150	80
3.000% due 02/24/2029		250	133
3.000% due 02/24/2030		250	131
3.000% due 02/24/2031		850	447
3.000% due 02/24/2032		250	131
3.000% due 02/24/2033		250	130
3.000% due 02/24/2034		250	130
3.000% due 02/24/2035		250	130
3.000% due 02/24/2036		450	235
3.000% due 02/24/2037		450	234
3.000% due 02/24/2038		450	233
3.000% due 02/24/2039		450	235
3.000% due 02/24/2040		450	233
3.000% due 02/24/2041		450	233
3.000% due 02/24/2042		750	396
4.750% due 04/17/2019		7,100	5,075
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		8,343	9,715
2.350% due 09/15/2019 (b)		2,393	2,903
2.350% due 09/15/2024 (b)		29,718	39,071
3.100% due 09/15/2026 (b)		417	602
5.500% due 11/01/2022		2,300	3,280
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	4,206	303
4.000% due 11/08/2046 (b)		87,764	6,413
4.500% due 12/04/2025 (b)		363,427	27,267
4.750% due 06/14/2018		59,450	3,904
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	8,929	8,934
New Zealand Government Bond
3.000% due 09/20/2030	NZD	13,700	11,907
Province of Ontario
3.450% due 06/02/2045	CAD	4,400	3,911
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	350,000	1,954
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,800	7,849
Spain Government International Bond
1.000% due 11/30/2030		3,924	4,680
3.800% due 04/30/2024		18,800	24,834
5.400% due 01/31/2023		20,700	29,627
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	32,669	53,806

Total Sovereign Issues (Cost $295,880)			273,487

		SHARES
REAL ESTATE INVESTMENT TRUSTS 1.1%

FINANCIALS 1.1%
Equity Residential		349,677	27,226

Total Real Estate Investment Trusts (Cost $19,149)			27,226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 5.2%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$35,500	$35,477
Banco do Brasil S.A.
1.211% due 06/29/2015		22,900	22,900
China Construction Bank Corp.
1.700% due 04/16/2015		35,100	35,098
Intesa Sanpaolo SpA
1.650% due 04/07/2015		22,800	22,800
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		12,700	12,699

			128,974

COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015		4,200	4,156

REPURCHASE AGREEMENTS (e) 0.0%
			184

MEXICO TREASURY BILLS 1.4%
2.986% due 05/14/2015	MXN	515,500	33,678

U.S. TREASURY BILLS 0.1%
0.019% due 05/07/2015 - 06/25/2015 (a)(f)(h)(j)		$2,999	2,999

Total Short-Term Instruments (Cost $171,550)			169,991

Total Investments in Securities (Cost $3,412,176)			3,406,258

		SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio III		9,675,295	95,950

Total Short-Term Instruments (Cost $95,946)			95,950

Total Investments in Affiliates (Cost $95,946)			95,950

Total Investments 140.0% (Cost $3,508,122)			$3,502,208

Financial Derivative Instruments (g)(i) 2.2% (Cost or Premiums, net $(5,391))			55,847

Other Assets and Liabilities, net (42.2%)			(1,055,577)

Net Assets 100.0%			$2,502,478

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$17,000	$16,774	0.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$184	Fannie Mae 2.200% due 10/17/2022	$(190)	$184	$184

Total Repurchase Agreements						$(190)	$184	$184

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.210%	02/11/2015	04/10/2015	$(4,258)	$(4,259)
	0.210%	02/26/2015	04/13/2015	(60,041)	(60,053)
	0.230%	02/27/2015	05/26/2015	(2,566)	(2,566)
	0.230%	03/09/2015	04/09/2015	(4,500)	(4,501)
	0.240%	03/05/2015	06/05/2015	(4,140)	(4,140)
	0.240%	03/06/2015	05/06/2015	(9,131)	(9,133)
	0.250%	03/16/2015	05/18/2015	(12,049)	(12,050)
GRE	0.210%	03/04/2015	04/15/2015	(106,880)	(106,897)
	0.220%	02/26/2015	04/13/2015	(7,124)	(7,126)
IND	0.210%	02/20/2015	04/07/2015	(4,274)	(4,275)
	0.230%	01/22/2015	07/14/2015	(184,960)	(185,042)
JPS	0.230%	02/27/2015	05/27/2015	(131,143)	(131,171)
	0.260%	03/13/2015	05/13/2015	(27,741)	(27,744)

Total Reverse Repurchase Agreements					$(558,957)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.260%	03/13/2015	04/14/2015	$(4,641)	$(4,640)
BPG	0.270%	03/19/2015	04/21/2015	(4,964)	(4,964)
	0.290%	03/18/2015	04/20/2015	(197,828)	(197,810)
	0.290%	03/20/2015	04/22/2015	(7,279)	(7,290)
GSC	0.250%	03/11/2015	04/14/2015	(8,865)	(8,866)
MSC	0.230%	02/02/2015	04/13/2015	(134,549)	(134,414)
	0.250%	03/10/2015	04/08/2015	(11,497)	(11,497)
TDM	0.200%	02/09/2015	04/09/2015	(17,513)	(17,501)
	0.240%	03/10/2015	05/08/2015	(57,085)	(57,241)
	0.290%	03/17/2015	04/17/2015	(5,739)	(5,743)

Total Sale-Buyback Transactions					$(449,966)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,002,930 at a weighted average interest rate of 0.167%.
(3)	Payable for sale-buyback transactions includes $(21) of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$13,000	$(13,551)	$(13,659)

				$(13,551)	$(13,659)

Total Short Sales				$(13,551)	$(13,659)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $1,014,331 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(96,702)	$0	$(96,702)	$96,648	$(54)
GRE	0	(114,023)	0	(114,023)	114,235	212
IND	0	(189,317)	0	(189,317)	189,935	618
JPS	0	(158,915)	0	(158,915)	159,076	161
SSB	184	0	0	184	(190)	(6)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,640)	(4,640)	4,681	41
BPG	0	0	(210,064)	(210,064)	210,232	168
GSC	0	0	(8,866)	(8,866)	8,962	96
MSC	0	0	(145,911)	(145,911)	146,318	407
TDM	0	0	(80,485)	(80,485)	80,093	(392)

Total Borrowings and Other Financing Transactions	$184	$(558,957)	$(449,966)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	5	$(17)	$0	$(1)
90-Day Eurodollar December Futures	Short	12/2015	1,887	(43)	0	(56)
90-Day Eurodollar March Futures	Short	03/2016	2,266	(1,474)	0	(141)
E-mini S&P 500 Index June Futures	Long	06/2015	15	(17)	0	(11)
Euro-Bund 10-Year Bond June Futures	Short	06/2015	278	(3)	18	(84)
Mini MSCI Emerging Markets Index June Futures	Long	06/2015	46	(8)	0	(6)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	621	(1,297)	0	(194)

Total Futures Contracts				$(2,859)	$18	$(493)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-23 5-Year Index	(1.000%	)	12/20/2019	$ 62,700	$(1,064)	$66	$0	$(11)
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR 127,100	(3,104)	(7)	5	0

					$(4,168)	$59	$5	$(11)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	17,300	$(90)	$(3)	$1	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$	10,600	(129)	(38)	0	(22)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		115,600	(11,264)	368	0	(246)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		99,500	(6,105)	(1,235)	0	(207)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		350	(90)	(63)	0	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	199,500	(920)	(677)	0	(4)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		11,100	(1,619)	(1,530)	0	(29)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		10,300	(169)	(44)	0	(37)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,800	(3,513)	(1,316)	0	(229)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	165,900	(1,553)	(1,184)	10	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		120,800	(1,717)	(524)	8	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		20,210	(220)	(153)	27	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	2,038,500	373	(137)	0	(50)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		582,700	20	(781)	87	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		182,800	17	17	27	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		239,500	31	(329)	35	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		87,400	35	77	13	0

						$(26,913)	$(7,552)	$208	$(824)

Total Swap Agreements						$(31,081)	$(7,493)	$213	$(835)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $19,492 and cash of $4,245 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$18	$213	$231	$0	$(493)	$(835)	$(1,328)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	2,834	$		4,181	$0	$(23)
	04/2015	$		63,946		JPY	7,643,500	0	(215)
	05/2015		JPY	7,643,500	$		63,972	211	0
	05/2015		MXN	42,918			2,859	51	0
	05/2015	$		1,378		EUR	1,267	0	(15)
	05/2015			309		MXN	4,537	0	(12)

BPS	04/2015		BRL	17,824	$		5,556	0	(29)
	04/2015		GBP	1,962			2,911	0	0
	04/2015		JPY	7,643,500			63,980	249	0
	04/2015	$		6,014		AUD	7,604	0	(223)
	04/2015			5,433		BRL	17,824	152	0
	05/2015		AUD	7,604	$		6,002	222	0
	05/2015		EUR	4,775			5,181	44	0
	06/2015		COP	4,981,809			2,165	262	0

BRC	04/2015	$		132		MYR	481	0	(2)
	04/2015		ZAR	5,842	$		499	20	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		MXN	89,092	$		5,985	$156	$0
	05/2015	$		663		MXN	9,991	0	(9)

CBK	04/2015		AUD	11,414	$		8,866	172	0
	04/2015	$		1,090		GBP	711	0	(36)
	04/2015			10,581		NZD	13,834	0	(239)
	05/2015		EUR	5,678	$		6,030	0	(79)
	05/2015		MXN	724,378			48,866	1,490	0
	05/2015		NZD	13,834			10,547	239	0
	05/2015	$		23,264		EUR	20,560	0	(1,143)
	05/2015			259		MXN	3,872	0	(5)

DUB	04/2015		GBP	60,590	$		93,981	4,102	0
	05/2015		MXN	30,197			2,010	34	0
	07/2015		BRL	32,245			11,885	2,054	0

FBF	04/2015			20,929			6,390	0	(168)
	04/2015	$		6,524		BRL	20,929	34	0
	05/2015		KRW	11,203,207	$		10,163	79	0
	05/2015		MXN	43,263			2,852	39	(17)
	05/2015	$		281		MXN	4,249	0	(3)

GLM	04/2015		INR	1,102,628	$		17,605	0	(89)
	04/2015	$		1,089		GBP	724	0	(15)
	05/2015		EUR	296,095	$		338,510	19,966	(30)
	05/2015	$		32,403		EUR	28,643	0	(1,586)
	05/2015			17,496		INR	1,102,628	85	0

HUS	05/2015		MXN	155,047	$		10,297	153	0

JPM	04/2015		BRL	214,119			66,600	0	(489)
	04/2015		HUF	4,452,066			16,005	83	0
	04/2015		MXN	102,479			6,964	253	0
	04/2015	$		2,911		AUD	3,810	0	(9)
	04/2015			73,831		BRL	214,119	0	(6,742)
	04/2015			70,053		INR	4,462,391	1,557	0
	05/2015		EUR	1,838	$		1,960	0	(18)
	05/2015	$		66,045		BRL	214,119	492	0
	05/2015			258		MXN	3,816	0	(8)
	07/2015		BRL	125,726	$		46,257	7,923	0
	07/2015	$		10,512		PLN	39,474	0	(135)
	04/2016		BRL	165,920	$		51,540	4,690	0

MSB	04/2015			3,562			1,110	0	(6)
	04/2015		GBP	8,567			12,915	207	0
	04/2015	$		1,090		BRL	3,562	26	0
	05/2015		MXN	62,030	$		4,104	45	0

NGF	05/2015	$		5,260		MXN	80,407	4	(3)

RBC	04/2015		CAD	24,564	$		19,701	307	0
	04/2015	$		94,943		GBP	63,951	0	(78)
	05/2015		GBP	63,951	$		94,924	80	0

SOG	04/2015	$		19,625		CAD	24,564	0	(230)
	05/2015		CAD	24,564	$		19,615	230	0

UAG	04/2015		INR	1,977,865			31,545	0	(195)
	04/2015		NZD	13,834			10,384	42	0
	05/2015	$		31,893		GBP	21,403	0	(151)
	06/2015			31,116		INR	1,977,865	215	0
	08/2015		DKK	18,480	$		2,818	147	0

Total Forward Foreign Currency Contracts								$46,115	$(12,002)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$	78,300	$1,153	$410

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		126,700	203	150
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		18,000	2,520	1,876

								$3,876	$2,436

Total Purchased Options								$3,876	$2,436

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	19,600	$(30)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR	22,217	$(108)	$(533)
	Put - OTC EUR versus USD		1.082	04/07/2015		13,710	(76)	(170)
	Put - OTC EUR versus USD		1.035	04/16/2015		8,987	(59)	(16)

BRC	Put - OTC EUR versus USD		1.090	04/01/2015		10,100	(56)	(153)

DUB	Put - OTC EUR versus USD		1.034	04/16/2015		7,478	(47)	(13)
	Call - OTC USD versus BRL	BRL	2.680	06/29/2015	$	49,259	(1,168)	(8,964)
	Call - OTC USD versus BRL		2.680	07/01/2015		11,360	(271)	(2,075)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016		21,300	(900)	(819)

							$(2,685)	$(12,743)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(38)	$(2)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	2,200	(21)	(21)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	(102)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	(9)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	27,700	(313)	(387)

						$(669)	$(522)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$ 78,300	$(1,234)	$(1,570)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	126,700	(76)	(47)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016	126,700	(127)	(89)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	75,600	(2,520)	(1,887)

							$(3,957)	$(3,593)

Total Written Options							$(7,341)	$(16,859)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP		Premiums
Balance at Beginning of Period	423	$219,980	EUR 85,300	GBP	0	$(2,750)
Sales	1,178	1,312,249	589,172		7,630	(14,617)
Closing Buys	0	(208,600)	(60,600)		(7,630)	2,074
Expirations	(955)	(690,869)	(431,070)		0	6,426
Exercised	(646)	(49,541)	(120,310)		0	1,526

Balance at End of Period	0	$583,219	EUR 62,492	GBP	0	$(7,341)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.113%	$ 300	$0	$(3)	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	$	600	$(46)	$24	$0	$(22)
	Italy Government International Bond	1.000%	03/20/2019	0.832%		4,400	(76)	106	30	0

BPS	Italy Government International Bond	1.000%	03/20/2019	0.832%		13,300	(230)	321	91	0

DUB	Italy Government International Bond	1.000%	03/20/2019	0.832%		8,000	(143)	197	54	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		6,900	(493)	237	0	(256)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	5.236%		700	(39)	11	0	(28)

HUS	Italy Government International Bond	1.000%	03/20/2019	0.832%		8,500	(159)	217	58	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%		5,200	(39)	111	72	0

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		1,600	(119)	59	0	(60)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	12,900	134	(104)	30	0
	Greece Government International Bond	1.000%	06/20/2015	43.611%		2,000	(93)	(97)	0	(190)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	4,000	(370)	(419)	0	(789)
	Spain Government International Bond	1.000%	03/20/2019	0.651%		12,300	(75)	246	171	0

							$(1,748)	$909	$506	$(1,345)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	2,700	$6	$407	$413	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		6,200	(8)	835	827	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		100	0	16	16	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		2,800	10	(29)	0	(19)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024		2,900	0	147	147	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		2,400	17	369	386	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	9,400	2	(107)	0	(105)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	41,200	0	(868)	0	(868)

BRC	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017		33,100	0	(1,287)	0	(1,287)

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	3,300	0	43	43	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		2,700	(92)	452	360	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	3,300	(4)	(32)	0	(36)

DUB	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,600	26	(377)	0	(351)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		33,100	0	(3,276)	0	(3,276)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	600	10	18	28	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		2,200	(16)	352	336	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		2,300	(74)	381	307	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		2,300	2	374	376	0

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		6,830	0	69	69	0
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019	EUR	48,100	8	(229)	0	(221)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	7,400	0	(413)	0	(413)
	Receive	3-Month USD-CPURNSA Index	2.205%	10/11/2018		27,400	0	(1,290)	0	(1,290)

HUS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	12,900	(38)	(10)	0	(48)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	1,900	13	265	278	0

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,100	9	138	147	0

UAG	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	36,800	(49)	(87)	0	(136)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	40,200	0	(210)	0	(210)

							$(178)	$(4,349)	$3,733	$(8,260)

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DWRTFT Index	69,254	1-Month USD-LIBOR plus a specified spread	04/23/2015	$600,210	$10,541	$10,541	$0
	Receive	DWRTFT Index	21,821	1-Month USD-LIBOR plus a specified spread	07/31/2015	189,118	3,317	3,317	0
	Receive	DWRTFT Index	8,218	1-Month USD-LIBOR plus a specified spread	11/20/2015	71,224	1,248	1,248	0

BRC	Receive	DWRTFT Index	47,386	1-Month USD-LIBOR plus a specified spread	07/31/2015	410,685	7,200	7,200	0

GST	Receive	DWRTFT Index	72,157	1-Month USD-LIBOR plus a specified spread	04/23/2015	625,370	10,337	10,337	0
	Receive	DWRTFT Index	31,321	1-Month USD-LIBOR plus a specified spread	11/20/2015	271,453	4,764	4,764	0
	Receive	DWRTFT Index	155	1-Month USD-LIBOR plus a specified spread	03/31/2016	1,389	(22)	0	(22)

JPM	Receive	DWRTFT Index	35,157	1-Month USD-LIBOR plus a specified spread	05/29/2015	304,698	5,361	5,361	0

							$42,746	$42,768	$(22)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$4	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015	11	0	(15)	0	(15)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015	21	0	(21)	0	(21)

FBF	Pay	S&P 500 Index (7)	1.967%	04/06/2015	17,825	0	(32)	0	(32)
	Pay	S&P 500 Index (7)	2.176%	04/09/2015	49,667	0	(56)	0	(56)

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015	5	0	1	1	0

						$0	$(123)	$1	$(124)

Total Swap Agreements						$(1,926)	$39,180	$47,008	$(9,754)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $13,331 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$262	$0	$16,392	$16,654	$(265)	$0	$(77)	$(342)	$16,312	$(23,940)	$(7,628)
BPS	929	0	624	1,553	(252)	(719)	(973)	(1,944)	(391)	602	211
BRC	176	0	7,200	7,376	(11)	(154)	(1,287)	(1,452)	5,924	(9,313)	(3,389)
CBK	1,901	0	403	2,304	(1,502)	(3)	(39)	(1,544)	760	243	1,003
DUB	6,190	410	54	6,654	0	(12,643)	(3,627)	(16,270)	(9,616)	10,739	1,123
FBF	152	0	1,047	1,199	(188)	(819)	(88)	(1,095)	104	325	429
GLM	20,051	0	69	20,120	(1,720)	0	(1,924)	(3,644)	16,476	(14,290)	2,186
GST	0	0	15,101	15,101	0	0	(306)	(306)	14,795	(24,130)	(9,335)
HUS	153	0	130	283	0	0	(48)	(48)	235	(260)	(25)
JPM	14,998	0	5,639	20,637	(7,401)	(498)	(60)	(7,959)	12,678	(15,151)	(2,473)
MSB	278	0	1	279	(6)	0	0	(6)	273	(280)	(7)
MYC	0	2,026	348	2,374	0	(2,023)	(979)	(3,002)	(628)	621	(7)
NGF	4	0	0	4	(3)	0	0	(3)	1	(70)	(69)
RBC	387	0	0	387	(78)	0	0	(78)	309	(360)	(51)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
SOG	$230	$0	$0	$230	$(230)	$0	$0	$(230)	$0	$0	$0
UAG	404	0	0	404	(346)	0	(346)	(692)	(288)	486	198

Total Over the Counter	$46,115	$2,436	$47,008	$95,559	$(12,002)	$(16,859)	$(9,754)	$(38,615)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	5	0	0	208	213

	$0	$5	$0	$0	$226	$231

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,115	$0	$46,115
Purchased Options	0	0	0	0	2,436	2,436
Swap Agreements	0	506	42,768	1	3,733	47,008

	$0	$506	$42,768	$46,116	$6,169	$95,559

	$0	$511	$42,768	$46,116	$6,395	$95,790

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$17	$0	$476	$493
Swap Agreements	0	11	0	0	824	835

	$0	$11	$17	$0	$1,300	$1,328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,002	$0	$12,002
Written Options	0	1	0	12,743	4,115	16,859
Swap Agreements	0	1,348	110	36	8,260	9,754

	$0	$1,349	$110	$24,781	$12,375	$38,615

	$0	$1,360	$127	$24,781	$13,675	$39,943

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	552	552
Futures	0	0	(78)	0	73	(5)
Swap Agreements	0	767	0	0	(51,128)	(50,361)

	$0	$767	$(78)	$0	$(50,520)	$(49,831)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102,541	$0	$102,541
Purchased Options	0	0	0	0	(3,077)	(3,077)
Written Options	0	779	0	2,586	351	3,716
Swap Agreements	0	603	638,195	158	8,992	647,948

	$0	$1,382	$638,195	$105,285	$6,266	$751,128

	$0	$2,149	$638,117	$105,285	$(44,254)	$701,297

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(180)	$(180)
Futures	0	0	(25)	0	(2,196)	(2,221)
Swap Agreements	0	13	0	0	(4,078)	(4,065)

	$0	$13	$(25)	$0	$(6,454)	$(6,466)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,432	$0	$34,432
Purchased Options	0	0	0	0	(750)	(750)
Written Options	0	(91)	0	(10,739)	(266)	(11,096)
Swap Agreements	0	(322)	14,825	(35)	(8,460)	6,008

	$0	$(413)	$14,825	$23,658	$(9,476)	$28,594

	$0	$(400)	$14,800	$23,658	$(15,930)	$22,128

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,600	$0	$1,600
Corporate Bonds & Notes
Banking & Finance	0	102,415	16,774	119,189
Industrials	0	12,510	482	12,992
Utilities	0	13,693	0	13,693
U.S. Government Agencies	0	5,615	0	5,615
U.S. Treasury Obligations	0	2,682,932	0	2,682,932
Mortgage-Backed Securities	0	71,770	0	71,770
Asset-Backed Securities	0	27,763	0	27,763
Sovereign Issues	0	273,487	0	273,487
Real Estate Investment Trusts
Financials	27,226	0	0	27,226
Short-Term Instruments
Certificates of Deposit	0	128,974	0	128,974
Commercial Paper	0	4,156	0	4,156
Repurchase Agreements	0	184	0	184
Mexico Treasury Bills	0	33,678	0	33,678
U.S. Treasury Bills	0	2,999	0	2,999
	$27,226	$3,361,776	$17,256	$3,406,258

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,950	$0	$0	$95,950

Total Investments	$123,176	$3,361,776	$17,256	$3,502,208

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,659)	$0	$(13,659)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18	213	0	231
Over the counter	0	95,559	0	95,559
	$18	$95,772	$0	$95,790

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(493)	(835)	0	(1,328)
Over the counter	0	(38,615)	0	(38,615)
	$(493)	$(39,450)	$0	$(39,943)

Totals	$122,701	$3,404,439	$17,256	$3,544,396

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

BANK LOAN OBLIGATIONS 0.1%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		$5,300	$5,329

Total Bank Loan Obligations (Cost $5,280)			5,329

CORPORATE BONDS & NOTES 17.4%

BANKING & FINANCE 15.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		16,000	15,787
2.750% due 01/30/2017		1,700	1,698
2.937% due 07/18/2016		1,000	1,003
3.250% due 09/29/2017		16,100	16,030
3.500% due 07/18/2016		2,400	2,436
4.625% due 06/26/2015		5,000	5,031
5.500% due 02/15/2017		3,700	3,857
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		2,000	2,015
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,600	1,656
Banco Santander Chile
1.857% due 01/19/2016		9,250	9,319
Bank of America Corp.
5.750% due 12/01/2017		300	330
7.625% due 06/01/2019		1,100	1,329
Bank of America N.A.
5.300% due 03/15/2017		1,075	1,148
Bankia S.A.
0.255% due 01/25/2016	EUR	500	538
3.500% due 12/14/2015		5,200	5,720
3.500% due 01/17/2019		6,900	8,087
3.625% due 10/05/2016		200	227
4.375% due 02/14/2017		13,400	15,403
5.750% due 06/29/2016		800	921
BPCE S.A.
0.826% due 11/18/2016		$62,900	63,042
0.901% due 06/17/2017		7,700	7,714
CIT Group, Inc.
4.250% due 08/15/2017		6,850	6,970
5.000% due 05/15/2017		3,100	3,196
Citigroup, Inc.
0.775% due 05/01/2017		1,800	1,796
Credit Agricole S.A.
0.813% due 06/12/2017		67,700	67,681
Depfa ACS Bank
4.875% due 10/28/2015		1,100	1,127
Deutsche Annington Finance BV
3.200% due 10/02/2017		8,600	8,856
Dexia Credit Local S.A.
1.250% due 10/18/2016		29,200	29,364
Export-Import Bank of India
2.423% due 03/30/2016		1,500	1,512
Ford Motor Credit Co. LLC
0.784% due 09/08/2017		50,000	49,742
1.700% due 05/09/2016		400	402
3.984% due 06/15/2016		100	103
5.625% due 09/15/2015		100	102
General Motors Financial Co., Inc.
3.000% due 09/25/2017		32,800	33,445
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	216
Goldman Sachs Group, Inc.
0.398% due 05/18/2015		4,000	4,303
0.886% due 06/04/2017		$42,000	42,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.840% due 09/01/2016	EUR	200	$215
0.973% due 09/30/2016		$2,000	2,001
HSBC Finance Corp.
0.692% due 06/01/2016		7,000	6,992
6.676% due 01/15/2021		4,700	5,588
International Lease Finance Corp.
2.221% due 06/15/2016		1,300	1,305
4.875% due 04/01/2015		4,300	4,300
5.750% due 05/15/2016		2,000	2,081
6.750% due 09/01/2016		3,600	3,834
8.625% due 09/15/2015		17,900	18,437
8.750% due 03/15/2017		8,697	9,632
8.875% due 09/01/2017		1,400	1,585
Intesa Sanpaolo SpA
2.375% due 01/13/2017		3,700	3,745
3.125% due 01/15/2016		9,000	9,124
JPMorgan Chase Bank N.A.
0.682% due 06/02/2017		34,600	34,616
0.748% due 05/31/2017	EUR	900	969
6.000% due 10/01/2017		$100	111
LBG Capital PLC
15.000% due 12/21/2019	GBP	10,480	21,964
15.000% due 12/21/2019	EUR	240	387
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	400	634
Navient Corp.
4.625% due 09/25/2017		$1,400	1,425
6.000% due 01/25/2017		1,600	1,687
6.250% due 01/25/2016		5,770	5,950
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		10,000	10,193
Rabobank Group
0.586% due 04/28/2017		6,800	6,803
0.750% due 03/18/2016		250	251
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		10,900	10,124
Springleaf Finance Corp.
5.400% due 12/01/2015		4,200	4,279
5.750% due 09/15/2016		100	104
6.900% due 12/15/2017		10,300	10,995
Stone Street Trust
5.902% due 12/15/2015		100	103
Waha Aerospace BV
3.925% due 07/28/2020		1,100	1,156
Westpac Banking Corp.
0.587% due 05/19/2017		28,100	28,119
1.850% due 11/26/2018		1,200	1,214

			624,046

INDUSTRIALS 0.7%
Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	114
6.625% due 02/15/2023		$500	518
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		100	100
Chesapeake Energy Corp.
3.503% due 04/15/2019		650	627
Dell, Inc.
3.100% due 04/01/2016		200	202
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		309	340
DISH DBS Corp.
4.625% due 07/15/2017		1,000	1,029
7.125% due 02/01/2016		1,100	1,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENTEL Chile S.A.
4.875% due 10/30/2024		$2,000	$2,093
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		300	303
GTL Trade Finance, Inc.
5.893% due 04/29/2024		576	558
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	610
Kinder Morgan, Inc.
8.250% due 02/15/2016		2,475	2,619
Kraft Foods Group, Inc.
1.625% due 06/04/2015		100	100
Noble Group Ltd.
4.875% due 08/05/2015		1,500	1,502
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		1,500	1,508
SABIC Capital BV
3.000% due 11/02/2015		5,750	5,831
Sabine Pass LNG LP
7.500% due 11/30/2016		3,350	3,576
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017		5,000	4,990
6.421% due 06/20/2016		150	159
Viacom, Inc.
4.250% due 09/15/2015		100	102
Volkswagen International Finance NV
2.875% due 04/01/2016		50	51

			28,077

UTILITIES 1.4%
AT&T, Inc.
0.693% due 03/30/2017		800	799
BellSouth Corp.
4.182% due 04/26/2021		3,700	3,707
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,600	12,518
IPALCO Enterprises, Inc.
5.000% due 05/01/2018		1,800	1,917
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		1,700	1,347
Petrobras Global Finance BV
2.631% due 03/17/2017		25,500	23,521
Rosneft Finance S.A.
7.875% due 03/13/2018		10,900	11,064
SSE PLC
5.625% due 10/01/2017 (d)	EUR	300	351
Verizon Communications, Inc.
1.801% due 09/15/2016		$100	102

			55,326

Total Corporate Bonds & Notes (Cost $722,792)			707,449

U.S. GOVERNMENT AGENCIES 4.9%
Fannie Mae
0.000% due 06/01/2017		40,000	39,368
0.604% due 10/25/2036 - 09/25/2041 †		11,467	11,541
0.624% due 08/25/2037		2,463	2,485
0.724% due 02/25/2042 †		51,910	52,497
0.774% due 01/25/2042 †		14,966	15,153
0.854% due 02/25/2041		1,101	1,116
3.922% due 02/25/2018 (a)		6,179	539
6.000% due 04/18/2036		47,095	49,639
Federal Home Loan Bank
0.200% due 09/29/2015 (i)†		4,800	4,799

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.555% due 07/15/2036	$463	$466
0.625% due 05/15/2032	6,301	6,374
0.775% due 12/15/2037	2,042	2,063
0.795% due 10/15/2037	3,346	3,391
Freddie Mac Strips
0.625% due 09/15/2042	85	86
Ginnie Mae
1.427% due 10/16/2053 (a)	8,289	515
NCUA Guaranteed Notes
0.735% due 12/08/2020	1,406	1,419
Overseas Private Investment Corp.
0.000% due 06/10/2018	500	737
4.730% due 03/15/2022	4,648	5,097
Small Business Administration
4.840% due 05/01/2025	377	408
4.990% due 09/01/2024	307	334
5.160% due 02/01/2028	182	203
5.310% due 05/01/2027	491	546
5.490% due 03/01/2028	170	191
5.510% due 11/01/2027	164	185
5.820% due 06/01/2026	385	432
5.870% due 07/01/2028	129	146
6.020% due 08/01/2028	79	92
6.770% due 11/01/2028	468	540

Total U.S. Government Agencies (Cost $198,317)		200,362

U.S. TREASURY OBLIGATIONS 18.4%
U.S. Treasury Bonds
2.500% due 02/15/2045	23,500	23,302
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	380,474	384,487
0.125% due 04/15/2019 (i)	71,823	73,265
0.125% due 01/15/2023 (k)	4,658	4,684
0.125% due 07/15/2024 (i)(k)	3,514	3,521
0.250% due 01/15/2025 (g)	72,432	73,099
0.375% due 07/15/2023 (k)	1,406	1,444
0.500% due 04/15/2015 (i)	1,186	1,189
0.750% due 02/15/2042	11,617	11,791
0.750% due 02/15/2045	67,002	68,399
1.875% due 07/15/2015 (i)†	2,524	2,564
2.000% due 01/15/2026	5,417	6,431
2.125% due 02/15/2041 (k)	107	144
2.375% due 01/15/2025	48,386	58,752
2.500% due 01/15/2029 (k)	23,734	30,392
3.875% due 04/15/2029 (k)	3,185	4,688

Total U.S. Treasury Obligations (Cost $746,099)		748,152

MORTGAGE-BACKED SECURITIES 4.0%
Adjustable Rate Mortgage Trust
2.915% due 07/25/2035	910	878
American Home Mortgage Investment Trust
0.464% due 02/25/2045	362	360
1.878% due 09/25/2045	9	8
Banc of America Commercial Mortgage Trust
5.587% due 04/10/2049	500	530
Banc of America Funding Ltd.
0.431% due 10/03/2039	810	799
Banc of America Funding Trust
0.346% due 07/20/2036	10	10
5.156% due 05/20/2036	1,448	1,400
BCAP LLC Trust
0.422% due 07/26/2035	986	946
2.396% due 01/26/2034	343	344
4.000% due 02/26/2037	396	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.515% due 03/25/2035		$1,392	$1,398
2.618% due 01/25/2035		1,265	1,245
Bear Stearns ALT-A Trust
4.969% due 07/25/2035 ^		1,807	1,491
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		233	190
CDGJ Commercial Mortgage Trust
1.575% due 12/15/2027		9,400	9,433
Chase Mortgage Finance Trust
2.524% due 02/25/2037		528	528
2.526% due 02/25/2037		807	820
5.500% due 12/25/2022 ^		851	768
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.454% due 01/25/2035		19	17
Citigroup Commercial Mortgage Trust
5.703% due 12/10/2049		4,147	4,470
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		195	196
2.280% due 09/25/2035		57	57
2.500% due 11/25/2035		726	721
2.510% due 10/25/2035		2,455	2,438
5.201% due 08/25/2035		1,410	1,382
Commercial Mortgage Trust
2.365% due 02/10/2029		5,400	5,517
Countrywide Alternative Loan Trust
5.500% due 10/25/2033		1,827	1,877
6.500% due 09/25/2037 ^		2,776	2,245
Countrywide Home Loan Mortgage Pass-Through Trust
2.440% due 11/20/2034		1,285	1,260
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		15	14
Credit Suisse First Boston Mortgage Securities Corp.
2.361% due 04/25/2034		90	91
Credit Suisse Mortgage Capital Certificates
2.633% due 12/27/2046		728	710
6.000% due 05/27/2037		155	156
Deutsche ALT-A Securities, Inc.
0.304% due 08/25/2047		17,572	14,471
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035		1,306	1,306
F-E Mortgages SRL
0.357% due 12/15/2043	EUR	3,954	4,225
First Horizon Alternative Mortgage Securities Trust
2.258% due 04/25/2035		$1,128	1,113
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	543	583
Grecale RMBS SRL
0.553% due 01/27/2061		4,286	4,576
GS Mortgage Securities Trust
3.849% due 12/10/2043		$5,035	5,144
GSR Mortgage Loan Trust
2.670% due 09/25/2035		4,624	4,623
2.671% due 09/25/2035		60	60
2.672% due 11/25/2035		1,091	1,068
HarborView Mortgage Loan Trust
0.308% due 03/19/2037		1,941	1,675
0.488% due 11/19/2035		1,772	1,495
0.516% due 06/20/2035		1,046	993
IndyMac Mortgage Loan Trust
4.756% due 11/25/2035 ^		816	765
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,687	1,790
5.694% due 02/12/2049		4,600	4,957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.591% due 04/25/2035		$177	$179
5.162% due 07/25/2035		525	522
MASTR Adjustable Rate Mortgages Trust
2.667% due 11/21/2034		894	913
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.915% due 09/15/2030		314	311
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.655% due 06/15/2030		29	28
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		120	117
2.226% due 12/25/2034		328	333
2.350% due 10/25/2035		164	166
2.471% due 06/25/2035		1,193	1,169
5.250% due 08/25/2036		1,697	1,773
5.324% due 05/25/2036		98	96
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		4,297	4,544
Morgan Stanley Capital Trust
5.610% due 04/15/2049		346	348
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		215	217
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045		858	919
RBSSP Resecuritization Trust
2.194% due 12/26/2036		173	174
2.310% due 07/26/2045		3,528	3,523
Residential Accredit Loans, Inc. Trust
0.474% due 01/25/2035		1,075	1,032
6.000% due 09/25/2036		692	566
6.000% due 09/25/2036 ^		1,816	1,486
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	348	374
Structured Adjustable Rate Mortgage Loan Trust
1.122% due 11/25/2034		$2,095	1,985
2.415% due 06/25/2034		2,431	2,438
Structured Asset Mortgage Investments Trust
0.384% due 05/25/2046		231	174
0.858% due 05/19/2035		176	172
Thornburg Mortgage Securities Trust
1.474% due 03/25/2037		7,917	7,037
2.229% due 04/25/2045		410	413
5.970% due 07/25/2036		13,730	13,620
6.225% due 09/25/2037		11,381	11,758
Vornado DP LLC Trust
2.970% due 09/13/2028		1,198	1,246
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043		2,100	2,232
5.702% due 06/15/2049		120	121
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045		7,211	6,670
0.574% due 01/25/2045		967	923
0.914% due 11/25/2034		715	682
1.198% due 01/25/2046		1,672	1,622
2.372% due 06/25/2034		199	201
2.397% due 01/25/2035		196	198
2.425% due 10/25/2034		169	169
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		146	147
2.601% due 03/25/2035		644	649
2.610% due 10/25/2035		267	268
2.615% due 12/25/2034		106	105
2.617% due 04/25/2036		29	29
5.000% due 03/25/2036		96	97
5.031% due 03/25/2036		21	21

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.652% due 04/25/2036		$1,768	$1,764

Total Mortgage-Backed Securities (Cost $163,621)			165,067

ASSET-BACKED SECURITIES 5.0%
ACE Securities Corp.
0.849% due 05/25/2035		466	449
1.044% due 05/25/2035		837	663
1.074% due 12/25/2034		759	695
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 01/25/2036		900	825
Asset-Backed Funding Certificates Trust
0.874% due 06/25/2034		5,426	5,100
Atrium CDO Corp.
0.511% due 07/20/2020		607	602
Bear Stearns Asset-Backed Securities Trust
0.344% due 10/25/2036		4,237	4,038
0.674% due 09/25/2046		1,117	384
Citigroup Mortgage Loan Trust, Inc.
0.464% due 10/25/2036		2,000	1,738
Countrywide Asset-Backed Certificates
0.354% due 06/25/2047		6,609	5,883
0.541% due 04/25/2036		3,981	3,224
Countrywide Asset-Backed Certificates Trust
0.424% due 04/25/2046		22,500	14,102
0.954% due 11/25/2034		784	760
1.029% due 08/25/2034		538	512
Dalradian European CLO BV
0.468% due 04/11/2023	EUR	33	35
Duane Street CLO Ltd.
0.502% due 01/11/2021		$553	550
EFS Volunteer LLC
1.106% due 10/26/2026		592	595
Euro-Galaxy CLO BV
0.295% due 10/23/2021	EUR	668	715
First Franklin Mortgage Loan Trust
0.554% due 09/25/2035		$15	15
0.834% due 04/25/2035		248	248
0.854% due 11/25/2035		2,638	2,626
First NLC Trust
0.564% due 02/25/2036		16,160	13,890
Fore CLO Ltd.
0.502% due 07/20/2019		9,659	9,612
Four Corners CLO Ltd.
0.526% due 01/26/2020		4,624	4,604
Franklin CLO Ltd.
0.531% due 06/15/2018		375	373
Fremont Home Loan Trust
0.414% due 10/25/2036		9,216	4,682
0.654% due 07/25/2035		669	671
GE-WMC Asset-Backed Pass-Through Certificates
0.894% due 10/25/2035		1,912	1,903
Goldentree Loan Opportunities Ltd.
0.952% due 10/18/2021		2,778	2,774
GSAMP Trust
0.374% due 11/25/2036		1,422	834
Gulf Stream Sextant CLO Ltd.
0.662% due 08/21/2020		431	432
HSBC Home Equity Loan Trust
0.656% due 03/20/2036		1,760	1,666
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.221% due 11/25/2034		2,227	2,138
LCM Ltd.
0.495% due 03/21/2019		103	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LightPoint Pan-European CLO PLC
0.302% due 01/31/2022	EUR	342	$367
Locat Securitisation Vehicle SRL
0.192% due 12/12/2028		52	56
Long Beach Mortgage Loan Trust
0.999% due 06/25/2035		$1,030	1,023
Magi Funding PLC
0.429% due 04/11/2021	EUR	88	95
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		$2,550	2,568
MASTR Asset-Backed Securities Trust
0.554% due 01/25/2036		13,243	10,221
0.624% due 10/25/2035		1,000	986
Merrill Lynch Mortgage Investors Trust
0.484% due 08/25/2036		1,000	907
Morgan Stanley ABS Capital, Inc. Trust
0.879% due 01/25/2035		2,656	2,334
1.029% due 03/25/2034		4,360	4,158
1.104% due 03/25/2035		400	394
1.209% due 07/25/2035		7,435	6,014
Morgan Stanley Home Equity Loan Trust
0.644% due 08/25/2035		900	872
Nelnet Student Loan Trust
1.036% due 07/27/2048		2,525	2,558
New Century Home Equity Loan Trust
0.624% due 06/25/2035		2,000	1,864
0.664% due 07/25/2035		600	577
0.849% due 03/25/2035		3,500	3,346
North Carolina State Education Assistance Authority
0.974% due 07/25/2039		10,696	10,725
Option One Mortgage Loan Trust Asset-Backed Certificates
0.614% due 11/25/2035		9,383	8,911
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.674% due 07/25/2035		1,000	990
0.894% due 03/25/2035		1,000	916
1.149% due 10/25/2034		199	198
People’s Choice Home Loan Securities Trust
1.026% due 08/25/2035		10,000	7,554
RAAC Trust
0.524% due 10/25/2045		544	544
Race Point CLO Ltd.
0.513% due 04/15/2020		188	188
Residential Asset Mortgage Products Trust
0.344% due 09/25/2036		481	470
0.704% due 06/25/2035		466	425
Residential Asset Securities Corp. Trust
0.504% due 04/25/2036		12,700	10,162
0.554% due 02/25/2036		400	352
SLM Student Loan Trust
0.256% due 07/25/2017		94	94
0.756% due 10/25/2017		200	200
0.820% due 12/15/2027	EUR	2,800	2,961
1.756% due 04/25/2023		$9,543	9,794
Soundview Home Loan Trust
0.424% due 06/25/2036		8,480	6,935
1.124% due 10/25/2037		2,221	1,570
Specialty Underwriting & Residential Finance Trust
0.624% due 03/25/2036		3,000	2,600
Structured Asset Investment Loan Trust
1.149% due 10/25/2033		3,274	3,179
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035		348	333
Venture CDO Ltd.
0.477% due 07/22/2021		787	777
0.487% due 01/20/2022		2,315	2,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Asset-Backed Securities Trust
0.434% due 05/25/2036		$550	$517
0.444% due 07/25/2036		5,000	4,204
0.634% due 12/25/2035		2,700	2,546

Total Asset-Backed Securities (Cost $203,701)			205,209

SOVEREIGN ISSUES 12.4%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	6,400	7,629
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	72,400	22,020
0.000% due 10/01/2015		114,600	33,716
Export-Import Bank of Korea
1.121% due 09/17/2016		$8,200	8,237
Italy Buoni Poliennali Del Tesoro
2.250% due 04/22/2017 (c)	EUR	4,561	5,124
2.350% due 09/15/2019 (c)		2,393	2,903
2.350% due 09/15/2024 (c)		31,101	40,888
5.500% due 11/01/2022		6,100	8,700
Kommunalbanken A/S
0.649% due 03/27/2017		$16,800	16,915
1.375% due 06/08/2017		1,900	1,921
Korea Development Bank
4.375% due 08/10/2015		400	405
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,500	1,534
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	184,628	13,304
4.000% due 11/08/2046 (c)		210,345	15,370
4.500% due 12/04/2025 (c)		372,043	27,913
4.500% due 11/22/2035 (c)		191,790	14,829
New Zealand Government Bond
2.000% due 09/20/2025	NZD	4,539	3,484
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	53,354	60,568
Russia Government International Bond
3.625% due 04/29/2015		$7,700	7,704
Slovenia Government International Bond
1.750% due 10/09/2017	EUR	700	783
4.125% due 02/18/2019		$27,100	28,719
4.125% due 01/26/2020	EUR	10,000	12,576
4.700% due 11/01/2016		17,900	20,662
4.750% due 05/10/2018		$3,200	3,436
5.250% due 02/18/2024		38,500	44,381
5.500% due 10/26/2022		31,000	35,845
5.850% due 05/10/2023		14,400	17,100
Spain Government International Bond
0.550% due 11/30/2019 (c)	EUR	8,657	9,785
4.400% due 10/31/2023		29,000	39,644

Total Sovereign Issues (Cost $543,762)			506,095

		SHARES
EXCHANGE-TRADED FUNDS 1.5%
iShares MSCI Emerging Markets ETF		944,312	37,895
iShares U.S. Real Estate ETF		289,259	22,944

Total Exchange-Traded Funds (Cost $61,618)			60,839

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 37.0%

CERTIFICATES OF DEPOSIT 5.6%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	$20,000	$19,987
China Construction Bank Corp.
1.700% due 04/16/2015	69,700	69,695
Intesa Sanpaolo SpA
1.632% due 04/11/2016	20,800	20,870
1.650% due 04/07/2015	55,600	55,602
Itau Unibanco Holding S.A.
1.151% due 06/04/2015	23,600	23,598
1.190% due 06/26/2015	38,000	37,998

		227,750

COMMERCIAL PAPER 0.8%
Tesco Treasury Services PLC
1.024% due 08/18/2015	34,800	34,437

REPURCHASE AGREEMENTS (f) 7.8%
		316,419

SHORT-TERM NOTES 4.5%
Fannie Mae
0.095% due 05/01/2015 †	15,800	15,799
Federal Home Loan Bank
0.045% due 04/08/2015 †	30,300	30,300
0.050% due 04/08/2015 - 04/15/2015 †	7,400	7,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.056% due 04/10/2015 †		$3,600	$3,600
0.067% due 06/03/2015 †		5,000	5,000
0.075% due 05/22/2015 †		19,000	18,998
0.090% due 04/27/2015 - 05/19/2015 †		22,900	22,898
0.099% due 04/24/2015 †		9,200	9,199
0.103% due 04/17/2015 †		9,400	9,400
0.150% due 04/09/2015 †		12,100	12,100
Freddie Mac
0.050% due 06/17/2015 †		13,900	13,898
0.095% due 04/14/2015 †		18,100	18,099
0.155% due 07/22/2015 †		15,500	15,497

			182,188

GREECE TREASURY BILLS 0.8%
2.026% due 04/14/2015	EUR	30,000	32,234

SLOVENIA TREASURY BILLS 0.0%
0.761% due 04/09/2015		300	323

U.S. TREASURY BILLS 17.5%
0.050% due 04/02/2015 - 06/25/2015 (b)(g)(i)(k)†		$711,381	711,346

Total Short-Term Instruments (Cost $1,510,989)			1,504,697

Total Investments in Securities (Cost $4,156,236)			4,103,199

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio	1,796	$18
PIMCO Short-Term Floating NAV Portfolio III	9,799,869	97,185

Total Short-Term Instruments (Cost $97,198)		97,203

Total Investments in Affiliates (Cost $97,198)		97,203

Total Investments 103.1% (Cost $4,253,434)		$4,200,402

Financial Derivative Instruments (h)(j) 2.3% (Cost or Premiums, net $(1,969))		93,486

Other Assets and Liabilities, net (5.4%)		(218,640)

Net Assets 100.0%		$4,075,248

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund III, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$16,000	$15,787	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.130% †	03/13/2015	04/06/2015	$100,000	U.S. Treasury Bonds 4.750% due 02/15/2041	$(104,823)	$100,000	$100,007
FAR	0.300% †	03/31/2015	04/01/2015	214,700	U.S. Treasury Notes 1.500% due 10/31/2019	(219,427)	214,700	214,702
SSB	0.000% †	03/31/2015	04/01/2015	1,719	Fannie Mae 2.200% due 10/17/2022	(1,759)	1,719	1,719

Total Repurchase Agreements						$(326,009)	$316,419	$316,428

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.600%	03/31/2015	04/01/2015	$(26,503)	$(26,503)

Total Sale-Buyback Transactions					$(26,503)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $2,881 at a weighted average interest rate of (0.188%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $30,605 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
SSB	$621	$0	$0	$0	$621	$(636)	$(15)

Master Securities Forward Transaction Agreement
GSC	0	0	(26,503)	0	(26,503)	26,591	88

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	100,007	0	0	0	100,007	(100,808)	(801)
FAR	214,702	0	0	0	214,702	(219,427)	(4,725)
SSB	1,098	0	0	0	1,098	(1,123)	(25)

Total Borrowings and Other Financing Transactions	$316,428	$0	$(26,503)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - COMEX Gold 100 oz. June Futures †	$1,260.000	05/26/2015	254	$204	$124
Call - NYMEX Crude European Style December Futures †	75.000	11/17/2015	378	1,203	352
Put - NYMEX WTI Crude December Futures †	48.000	11/17/2015	1,830	6,696	6,588

				$8,103	$7,064

Total Purchased Options				$8,103	$7,064

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat May Futures †	$505.000	04/24/2015	242	$(120)	$(136)
Call - CBOT Wheat May Futures †	580.000	04/24/2015	242	(48)	(14)
Put - COMEX Gold 100 oz. June Futures †	1,110.000	05/26/2015	254	(250)	(183)
Put - COMEX Gold 100 oz. May Futures †	1,100.000	04/27/2015	442	(273)	(84)
Put - EOP Euro-Mill Wheat May Futures †	178.000	04/15/2015	590	(63)	(11)
Put - EOP Euro-Mill Wheat May Futures †	187.000	04/15/2015	265	(18)	(37)
Call - EOP Euro-Mill Wheat May Futures †	200.000	04/15/2015	590	(54)	(7)
Call - EOP Euro-Mill Wheat May Futures †	201.000	04/15/2015	265	(26)	(2)
Call - NYB Cotton No. 2 May Futures †	66.000	04/10/2015	176	(84)	(18)
Put - NYB Sugar No. 11 May Futures †	11.750	04/15/2015	306	(38)	(65)
Call - NYB Sugar No. 11 May Futures †	13.000	04/15/2015	306	(27)	(21)
Call - NYMEX Crude European Style June Futures †	65.000	05/14/2015	378	(880)	(60)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Natural Gas May Futures †	$2,350.000	04/27/2015	325	$(99)	$(58)
Put - NYMEX Natural Gas May Futures †	2,400.000	04/27/2015	93	(26)	(24)
Put - NYMEX Natural Gas May Futures †	2,450.000	04/27/2015	241	(43)	(92)
Call - NYMEX Natural Gas May Futures †	3,000.000	04/27/2015	446	(313)	(77)
Call - NYMEX Natural Gas May Futures †	3,050.000	04/27/2015	93	(63)	(12)
Call - NYMEX Natural Gas May Futures †	3,100.000	04/27/2015	241	(190)	(24)
Call - NYMEX Natural Gas May Futures †	3,200.000	04/27/2015	346	(171)	(21)
Call - NYMEX WTI Crude May Futures †	52.000	04/16/2015	155	(111)	(79)
Call - NYMEX WTI Brent Crude June Futures †	5.000	05/13/2015	358	(271)	(265)
Put - NYMEX WTI Brent Crude June Futures †	10.000	05/13/2015	358	(189)	(179)

				$(3,357)	$(1,469)

Total Written Options				$(3,357)	$(1,469)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	979	$(24)	$0	$(15)
90-Day Eurodollar December Futures	Short	12/2016	2,315	(1,712)	0	(260)
90-Day Eurodollar March Futures	Short	03/2016	221	(14)	0	(14)
90-Day Eurodollar September Futures	Short	09/2016	2,320	(1,768)	0	(232)
Aluminum July Futures †	Short	07/2015	324	(77)	0	0
Aluminum May Futures †	Short	05/2015	960	91	0	0
Aluminum November Futures †	Long	11/2015	960	(140)	0	0
Arabica Coffee December Futures †	Long	12/2015	315	(1,019)	47	0
Arabica Coffee July Futures †	Short	07/2015	50	74	0	(8)
Arabica Coffee May Futures †	Short	05/2015	315	1,015	0	(65)
Brent Crude August Futures †	Long	07/2015	1,079	530	0	(1,101)
Brent Crude December Futures †	Short	11/2015	5,841	6,460	5,607	0
Brent Crude December Futures †	Short	10/2016	653	2,785	398	0
Brent Crude December Futures †	Long	10/2017	1,768	(6,093)	0	(654)
Brent Crude December Futures †	Short	10/2018	653	2,806	196	0
Brent Crude January Futures †	Long	12/2015	1,275	17	0	(1,186)
Brent Crude July Futures †	Short	06/2015	898	578	934	0
Brent Crude June Futures †	Long	05/2015	161	(327)	0	(172)
Brent Crude June Futures †	Long	04/2016	581	45	0	(436)
Brent Crude June Futures †	Short	04/2017	231	394	111	0
Brent Crude June Futures †	Short	04/2018	231	386	74	0
Brent Crude March Futures †	Long	01/2016	1,148	(146)	0	(987)
Brent Crude March Futures	Short	01/2016	21	(3)	0	(3)
Brent Crude May Futures †	Long	04/2015	377	(892)	0	(445)
Brent Crude September Futures †	Long	08/2015	4,256	(5,943)	0	(4,341)
Brent Crude September Futures †	Short	07/2016	1,148	168	781	0
Brent Dubai Swap April Futures †	Short	04/2015	29	34	7	0
Brent Dubai Swap August Futures †	Short	08/2015	29	(3)	2	0
Brent Dubai Swap December Futures †	Short	12/2015	29	(2)	2	0
Brent Dubai Swap July Futures †	Short	07/2015	29	2	2	0
Brent Dubai Swap June Futures †	Short	06/2015	29	7	3	0
Brent Dubai Swap May Futures †	Short	05/2015	29	13	4	0
Brent Dubai Swap November Futures †	Short	11/2015	29	(4)	1	0
Brent Dubai Swap October Futures †	Short	10/2015	29	(4)	1	0
Brent Dubai Swap September Futures †	Short	09/2015	29	(4)	1	0
Call Options Strike @ USD 60.000 on Brent Crude May Futures †	Short	04/2015	209	100	56	0
Cocoa December Futures †	Long	12/2015	282	(676)	11	0
Cocoa July Futures †	Short	07/2015	282	236	0	(8)
Cocoa July Futures †	Long	07/2016	78	(22)	5	0
Cocoa March Futures †	Short	03/2016	78	22	0	(5)
Cocoa September Futures †	Long	09/2015	286	(233)	9	0
Copper December Futures †	Long	12/2015	1,015	722	0	(1,028)
Copper July Futures †	Long	07/2015	144	(304)	0	0
Copper May Futures †	Short	05/2015	1,015	(591)	1,053	0
Corn December Futures †	Long	12/2015	2,156	(1,332)	0	(1,887)
Corn July Futures †	Short	07/2015	541	268	494	0
Corn March Futures †	Long	03/2016	1,244	(1,062)	0	(1,057)
Corn May Futures †	Short	05/2015	3,400	1,198	3,102	0
Cotton No. 2 May Futures †	Short	05/2015	407	(14)	0	(118)
E-mini S&P 500 Index June Futures	Long	06/2015	259	(296)	0	(192)
EIA Flat Tax On-Highway Diesel Swap Contracts April Futures †	Short	04/2015	51	153	47	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	51	35	44	0
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	51	63	42	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	51	$81	$44	$0
EIA Flat Tax On-Highway Diesel Swap Contracts June Futures †	Short	06/2015	51	118	41	0
EIA Flat Tax On-Highway Diesel Swap Contracts May Futures †	Short	05/2015	51	150	42	0
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	51	13	42	0
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	51	(19)	42	0
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	51	(12)	44	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	1,218	1,243	367	(79)
Euro-Mill Wheat December Futures †	Long	12/2015	3,410	(280)	445	(413)
Euro-Mill Wheat May Futures †	Long	05/2015	2,560	16	351	(524)
Gas Oil December Futures †	Long	12/2015	1,159	1,632	203	0
Gas Oil December Futures †	Long	12/2016	106	(466)	21	0
Gas Oil July Futures †	Long	07/2015	56	70	4	0
Gas Oil June Futures †	Short	06/2015	1,159	(1,236)	0	(58)
Gas Oil June Futures †	Short	06/2016	53	249	0	(11)
Gas Oil June Futures †	Short	06/2017	53	237	0	(13)
Gold 100 oz. August Futures †	Long	08/2015	8	26	0	(2)
Gold 100 oz. June Futures †	Short	06/2015	244	(733)	51	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap April Futures †	Long	04/2015	51	(217)	0	(47)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	51	(78)	0	(44)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	51	(54)	0	(42)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	51	(124)	0	(44)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap June Futures †	Long	06/2015	51	(161)	0	(41)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap May Futures †	Long	05/2015	51	(193)	0	(42)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	51	(26)	0	(42)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	51	(4)	0	(42)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	51	(31)	0	(44)
Hard Red Spring Wheat July Futures †	Long	07/2015	316	(1,094)	0	(237)
Hard Red Spring Wheat May Futures †	Long	05/2015	1,000	(48)	0	(738)
Hard Red Winter Wheat December Futures †	Long	12/2015	350	(119)	0	(319)
Hard Red Winter Wheat May Futures †	Short	05/2015	350	56	297	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	678	(1,882)	2	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	21	(63)	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	647	(1,630)	3	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	21	(63)	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	501	(853)	4	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	21	(65)	1	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	548	(1,234)	3	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	21	(60)	1	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	508	(1,078)	5	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	21	(59)	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	647	(1,643)	3	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	21	(63)	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	678	(1,818)	2	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	21	(63)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	506	(1,147)	3	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	21	(60)	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	647	(1,757)	2	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	21	(63)	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	537	(1,195)	4	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	21	(65)	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	642	(1,586)	5	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	21	(64)	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	673	(1,742)	3	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	21	(64)	1	0
Lean Hogs December Futures †	Long	12/2015	570	786	188	0
Lean Hogs June Futures †	Short	06/2015	570	(403)	0	(57)
Live Cattle December Futures †	Long	12/2015	465	104	0	(70)
Live Cattle June Futures †	Short	06/2015	465	(202)	121	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	119	343	0	(5)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	87	38	10	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	300	75	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	87	32	7	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	393	(39)	39	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	87	29	6	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	87	42	12	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	87	44	15	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	300	126	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	87	33	8	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	394	379	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	87	36	9	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	87	40	11	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	394	721	0	(4)

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	87	$37	$10	$0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	393	(27)	12	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	87	30	6	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	393	5	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	87	31	7	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	300	27	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	87	32	7	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	34	116	0	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2015	17	(41)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2015	17	15	1	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2015	17	6	3	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	34	14	1	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2015	17	10	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	34	44	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2015	17	(5)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	34	73	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2015	17	(20)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2015	17	10	3	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2015	17	12	3	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2015	17	10	1	0
Natural Gas August Futures †	Short	07/2015	2,339	4,011	47	0
Natural Gas January Futures †	Short	12/2015	305	250	0	(12)
Natural Gas July Futures †	Short	06/2015	249	485	7	0
Natural Gas March Futures †	Long	02/2016	961	(2,462)	19	0
Natural Gas May Futures †	Short	04/2015	2,835	5,110	113	0
Natural Gas October Futures †	Long	09/2015	4,518	(9,766)	90	0
New York Harbor ULSD August Futures †	Short	08/2015	135	1,595	112	0
New York Harbor ULSD December Futures †	Long	11/2015	1,592	(11,490)	0	(1,304)
New York Harbor ULSD July Futures †	Long	06/2015	44	(106)	0	(36)
New York Harbor ULSD July Futures †	Short	07/2015	135	1,716	111	0
New York Harbor ULSD June Futures †	Short	05/2015	1,288	6,668	1,071	0
New York Harbor ULSD May Futures †	Short	04/2015	495	189	418	0
New York Harbor ULSD November Futures †	Long	10/2015	495	(85)	0	(407)
New York Harbor ULSD September Futures †	Short	09/2015	135	1,471	111	0
Nickel July Futures †	Long	07/2015	52	(405)	0	0
Nickel May Futures †	Short	05/2015	210	2,022	0	0
Nickel November Futures †	Long	11/2015	210	(2,008)	0	0
Platinum July Futures †	Long	07/2015	964	353	1,253	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2015	330	92	7	0
Put Options Strike @ USD 50.000 on Brent Crude May Futures †	Short	04/2015	268	97	0	(24)
Put Options Strike @ USD 52.000 on Brent Crude May Futures †	Short	04/2015	487	215	0	(88)
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	719	(429)	0	(259)
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	1,111	237	0	(433)
RBOB Calendar Swap August Futures †	Long	08/2015	135	(757)	0	(131)
RBOB Calendar Swap July Futures †	Long	07/2015	135	(631)	0	(134)
RBOB Calendar Swap September Futures †	Long	09/2015	135	(1,547)	0	(134)
RBOB Gasoline December Futures †	Short	11/2015	304	557	310	0
RBOB Gasoline May Futures †	Short	04/2015	595	566	630	0
RBOB Gasoline November Futures †	Long	10/2015	595	(348)	0	(597)
Silver July Futures †	Short	07/2015	44	(237)	17	0
Soybean July Futures †	Short	07/2015	1,978	7,470	0	(494)
Soybean March Futures †	Long	03/2016	1,052	592	342	0
Soybean May Futures †	Long	05/2015	66	(65)	18	0
Soybean Meal December Futures †	Long	12/2015	299	37	102	0
Soybean Meal May Futures †	Short	05/2015	1,893	511	0	(681)
Soybean Meal October Futures †	Short	10/2015	1,542	535	0	(509)
Soybean Meal September Futures †	Long	09/2015	771	(358)	254	0
Soybean November Futures †	Long	11/2015	3,067	(2,527)	920	0
Soybean Oil December Futures †	Long	12/2015	340	(152)	0	(27)
Soybean Oil May Futures †	Short	05/2015	2,275	1,060	136	0
Sugar No. 11 July Futures †	Short	06/2015	3,892	5,697	436	0
Sugar No. 11 March Futures †	Long	02/2016	2,245	(1,650)	0	(302)
Sugar No. 11 May Futures †	Short	04/2015	2,632	2,204	177	0
Sugar No. 11 October Futures †	Short	09/2015	213	296	31	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,446	(394)	452	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	1	2	0	0
Wheat December Futures †	Long	12/2015	3,270	(236)	0	(2,944)
Wheat July Futures †	Short	07/2015	3,995	11,646	3,845	0
Wheat May Futures †	Short	05/2015	3,101	741	2,869	0
White Sugar August Futures †	Long	07/2015	3,055	(2,367)	0	(367)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
White Sugar May Futures †	Long	04/2015	321	$(619)	$0	$(34)
White Sugar October Futures †	Long	09/2015	213	(231)	0	(23)
WTI Crude December Futures †	Short	11/2015	2,260	7,352	2,079	0
WTI Crude December Futures †	Short	11/2016	2,455	5,750	1,252	0
WTI Crude December Futures †	Long	11/2017	1,676	(3,620)	0	(553)
WTI Crude December Futures †	Short	11/2018	838	2,009	327	0
WTI Crude July Futures †	Short	06/2015	173	486	178	0
WTI Crude June Futures †	Long	05/2016	4,883	(14,255)	0	(3,321)
WTI Crude March Futures †	Long	02/2016	672	(4,426)	0	(544)
WTI Crude May Futures †	Short	04/2015	1,485	(23)	1,604	0
WTI Crude November Futures †	Long	10/2015	1,485	1,136	0	(1,396)
WTI Crude September Futures †	Short	08/2015	6,670	14,354	6,537	0
WTI Crude September Futures †	Long	08/2016	3,856	(3,839)	0	(2,237)
Zinc May Futures †	Short	05/2015	420	(132)	0	0
Zinc November Futures †	Long	11/2015	420	118	0	0

Total Futures Contracts				$1,204	$41,434	$(34,123)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	163,350	$(3,990)	$(9)	$6	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	31,000	$(162)	$(5)	$2	$0
Pay	3-Month NZD-LIBOR	3.750%	12/17/2024	NZD	76,700	554	(429)	63	0
Receive	3-Month USD-LIBOR	0.750%	06/18/2016	$	315,700	(1,481)	(1,184)	0	(45)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		205,300	(11,176)	(4,812)	0	(424)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		186,400	(11,436)	1,052	0	(388)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		49,140	(9,132)	(2,645)	0	(51)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	271,100	(4,444)	(34)	0	(969)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	151,600	(1,420)	24	9	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,480	(49)	(34)	106	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	1,140,000	209	(73)	0	(28)
Pay	28-Day MXN-TIIE	6.350%	09/01/2023		359,000	756	(555)	39	0

						$(37,781)	$(8,695)	$219	$(1,905)

Total Swap Agreements						$(41,771)	$(8,704)	$225	$(1,905)

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $142,624 and cash of $5,414 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Strategy Fund (5)	$0	$826	$225	$1,051	$0	$(795)	$(2,005)	$(2,800)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary) (5)	7,064	40,615	0	47,679	(1,469)	(33,328)	0	(34,797)

Total Exchange-Traded or Centrally Cleared	$7,064	$41,441	$225	$48,730	$(1,469)	$(34,123)	$(2,005)	$(37,597)

(4)	Unsettled variation margin asset of $7 for closed futures and liability of $(100) for closed swap agreements is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
AZD	04/2015			NZD	718	$		522	$0	$(15)

BOA	04/2015	†		GBP	23,422			35,275	539	(7)
	04/2015		$		55,610		GBP	37,397	0	(135)
	05/2015			MXN	35,169	$		2,353	51	0
	05/2015	†	$		69,188		EUR	62,512	1	(1,932)
	05/2015				143		MXN	2,106	0	(5)

BPS	04/2015			BRL	31,183	$		9,721	0	(50)
	04/2015			GBP	837			1,242	0	0
	04/2015			NZD	6,803			5,109	23	0
	04/2015		$		11,720		AUD	14,818	0	(434)
	04/2015				9,508		BRL	31,183	263	0
	04/2015				46,703		JPY	5,583,400	0	(150)
	05/2015			AUD	14,818	$		11,697	433	0
	05/2015			JPY	5,583,400			46,723	147	0
	05/2015			NZD	793			595	4	0

BRC	05/2015			MXN	91,561			6,144	153	0
	05/2015		$		116		MXN	1,756	0	(1)
	10/2015			BRL	69,600	$		24,637	4,021	0

CBK	04/2015			AUD	14,818			11,510	224	0
	04/2015			JPY	5,541,400			45,664	0	(539)
	04/2015		$		5,753		NZD	7,521	0	(130)
	05/2015			EUR	2,972	$		3,152	0	(46)
	05/2015			MXN	81,663			5,440	97	0
	05/2015			NZD	7,521			5,734	130	0
	05/2015		$		1,816		EUR	1,595	0	(100)
	05/2015				330		MXN	5,017	3	(5)
	07/2015			BRL	72,400	$		26,270	4,195	0
	10/2015				45,000			15,901	2,572	0

DUB	04/2015				446,392			139,150	0	(717)
	04/2015			MXN	1,016,256			68,964	2,412	0
	04/2015		$		153,350		BRL	446,392	0	(13,483)
	07/2015				31,321			84,975	0	(5,413)
	04/2016			BRL	493,462	$		153,350	14,015	0

FBF	04/2015				75,922			23,553	57	(292)
	04/2015		$		23,666		BRL	75,922	122	0
	05/2015			MXN	36,248	$		2,331	0	(41)
	05/2015		$		12,320		BRL	39,468	0	(55)

GLM	04/2015			INR	866,152	$		13,830	0	(70)
	04/2015	†	$		11,180		EUR	9,996	0	(432)
	04/2015				2,281		GBP	1,516	0	(32)
	05/2015			EUR	559,356	$		639,992	38,172	0
	05/2015	†	$		175,096		EUR	154,886	20	(8,472)
	05/2015				13,744		INR	866,152	67	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
HUS	04/2015			CAD	139	$		110	$0	$0
	05/2015			MXN	149,698			9,910	116	0
	05/2015		$		16,695		MXN	257,197	205	(72)

JPM	04/2015			BRL	606,488	$		189,702	994	(1,321)
	04/2015			JPY	42,000			351	1	0
	04/2015		$		194,529		BRL	606,488	655	(5,155)
	04/2015	†			7,122		EUR	6,732	116	0
	05/2015			EUR	51,845	$		55,281	0	(500)
	05/2015		$		178,312		BRL	578,086	1,329	0
	04/2016			BRL	219,516	$		67,390	5,407	0

MSB	04/2015				6,208			1,935	0	(10)
	04/2015		$		1,900		BRL	6,208	45	0
	04/2015	†			58,713		EUR	52,015	0	(2,781)

RBC	04/2015			CAD	59,825	$		47,981	747	0
	04/2015	†	$		47,806		CAD	59,606	0	(746)

SCX	04/2015				55,862		INR	3,505,360	390	0

SOG	04/2015	†		CAD	59,606	$		47,620	559	0
	04/2015		$		47,906		CAD	59,964	0	(562)
	05/2015			CAD	59,964	$		47,884	560	0
	05/2015	†	$		47,598		CAD	59,606	0	(557)

UAG	04/2015	†		EUR	16,728	$		18,379	392	0
	04/2015			GBP	39,568	$		61,162	2,467	0
	04/2015			INR	1,553,681			24,780	0	(153)
	05/2015	†	$		18,387		EUR	16,728	0	(392)
	05/2015				1,212		NZD	1,588	0	(28)
	06/2015				24,442		INR	1,553,681	169	0

Total Forward Foreign Currency Contracts									$81,873	$(44,833)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	$ 35,000	$4,900	$3,648

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.775%	04/09/2015	119,000	1,569	4

							$6,469	$3,652

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GST	Put - OTC Live Cattle December Futures †	$140.000	12/04/2015	$ 4,800	$120	$126
	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	246	922	886

JPM	Put - OTC Live Cattle December Futures †	140.000	12/04/2015	3,440	99	90

RBC	Put - OTC WTI Crude December Futures †	48.000	11/17/2015	200	700	720

SOG	Call - OTC Crude European Style December Futures †	75.000	11/17/2015	965	3,078	897

					$4,919	$2,719

Total Purchased Options					$11,388	$6,371

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$ 56,200	$(84)	$(2)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	5,500	(7)	0

						$(91)	$(2)

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$ 1.099	04/01/2015	EUR	29,075	$(141)	$(697)
	Put - OTC EUR versus USD	1.035	04/16/2015		700	(4)	(1)

CBK	Put - OTC EUR versus USD	1.063	04/08/2015		13,940	(71)	(65)

DUB	Put - OTC EUR versus USD	1.034	04/16/2015		4,715	(30)	(8)

FBF	Call - OTC USD versus BRL	BRL 4.000	03/17/2016	$	37,100	(1,568)	(1,427)

						$(1,814)	$(2,198)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$12,800	$(110)	$(100)

CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	(6)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	17,000	(168)	(160)
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	16,000	(155)	(151)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	(52)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	(37)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	47,600	(538)	(666)

						$(1,305)	$(1,173)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	15,300	$(411)	$(756)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		15,300	(444)	(211)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	$	147,000	(4,900)	(3,668)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.275%	04/09/2015		119,000	(1,677)	(395)

								$(7,432)	$(5,030)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Gold 100 oz. March Futures †	$100.000	06/29/2015	$12	$(123)	$(109)
	Put - OTC Platinum Gold Spread May Futures †	14.500	05/26/2015	8	(109)	(142)

GST	Put - OTC Brent Crude December Futures †	55.000	11/10/2015	246	(1,070)	(1,050)
	Put - OTC Gold 100 oz. March Futures †	101.040	06/18/2015	26	(261)	(369)
	Put - OTC Lean Hogs December Futures †	56.000	12/14/2015	12,000	(240)	(207)
	Put - OTC Platinum Gold Spread May Futures †	20.000	04/07/2015	15	(280)	(677)
	Call - OTC SPGCENP Index †	0.569	05/11/2015	29,600	(172)	0
	Call - OTC SPGCENP Index †	0.723	05/11/2015	29,700	(229)	0
	Call - OTC WTI Crude May Futures †	62.000	05/14/2015	108	(85)	(128)

JPM	Put - OTC Lean Hogs December Futures †	56.000	12/14/2015	8,600	(172)	(148)

MAC	Call - OTC WTI Crude June Futures †	62.000	05/14/2015	384	(300)	(232)

RBC	Put - OTC Brent Crude December Futures †	55.000	11/10/2015	200	(803)	(854)

SOG	Call - OTC Crude European Style June Futures †	65.000	05/14/2015	965	(2,243)	(154)
	Put - OTC Natural Gas Swap May Futures †	2.400	04/27/2015	790	(20)	(21)
	Call - OTC Natural Gas Swap May Futures †	3.050	04/27/2015	790	(57)	(11)

					$(6,164)	$(4,102)

Total Written Options					$(16,806)	$(12,505)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	7,857	$6,684,275	EUR	166,100	$(13,216)
Sales	65,188	38,840,857		721,130	(65,614)
Closing Buys	(16,816)	(1,212,449)		0	15,809
Expirations	(43,520)	(43,187,739)		(653,400)	39,108
Exercised	(5,997)	(541,000)		(154,800)	3,750

Balance at End of Period	6,712	$583,944	EUR	79,030	$(20,163)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	LLSBRT 1H15 Index †	$7.200	06/30/2015	57,000	$0	$282	$282	$0
	Receive	LLSBRT 1H15 Index †	7.100	06/30/2015	60,000	0	291	291	0
	Pay	LLSBRT 1H15 Index †	2.900	06/30/2015	86,514	0	(56)	0	(56)
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	42,051	0	(25)	0	(25)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	89,136	0	(40)	0	(40)
	Pay	LLSBRT 2H15 Index †	2.750	12/31/2015	61,260	0	29	29	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	117,000	0	621	621	0

BPS	Receive	EURTOP 1Q16 Index †	1.920	03/31/2016	153,000	0	29	29	0
	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	156,000	0	30	30	0
	Receive	EURTOP 1Q16 Index †	1.950	03/31/2016	153,000	0	24	24	0
	Receive	EURTOP 1Q16 Index †	2.100	03/31/2016	222,000	0	7	7	0
	Receive	EURTOP 1Q16 Index †	2.200	03/31/2016	141,300	0	(13)	0	(13)
	Pay	EURTOP 2Q15 Index †	4.450	06/30/2015	144,000	0	(30)	0	(30)
	Receive	EURTOP 4Q15 Index †	1.920	12/31/2015	153,000	0	53	53	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	156,000	0	38	38	0
	Receive	EURTOP 4Q15 Index †	1.950	12/31/2015	153,000	0	48	48	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	222,000	0	18	18	0
	Receive	EURTOP 4Q15 Index †	2.200	12/31/2015	141,300	0	9	9	0
	Pay	GOLDLNPM Index †	1,209.650	05/18/2015	17,200	0	456	456	0
	Receive	LLSBRT 1H15 Index †	3.420	06/30/2015	1,419	0	2	2	0
	Pay	LLSBRT 2H15 Index †	2.550	12/31/2015	119,238	0	80	80	0
	Pay	LLSBRT 2H15 Index †	2.250	12/31/2015	43,914	0	43	43	0
	Receive	PLTMLNPM Index †	1,192.750	05/18/2015	17,200	(34)	(825)	0	(859)

CBK	Receive	DTDBRTCO 2Q15 Index †	1.650	06/30/2015	160,005	0	38	38	0
	Pay	HSFOCO 2Q15 Index †	12.950	06/30/2015	48,000	0	(63)	0	(63)
	Pay	JETNWECO 2Q15 Index †	15.240	06/30/2015	79,995	0	81	81	0
	Receive	LLSBRT 1H15 Index †	7.200	06/30/2015	243,000	0	1,201	1,201	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	84,405	0	(46)	0	(46)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	170,568	0	(76)	0	(76)
	Pay	LLSBRT 2H15 Index †	2.500	12/31/2015	59,718	0	43	43	0
	Receive	LLSBRT CAL15 Index †	8.850	12/31/2015	225,000	0	1,351	1,351	0
	Pay	NAPCO 2Q15 Index †	6.430	06/30/2015	31,995	0	(125)	0	(125)

GST	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	120,000	0	23	23	0
	Receive	EURTOP 1Q16 Index †	2.040	03/31/2016	60,000	0	5	5	0
	Receive	EURTOP 1Q16 Index †	2.100	03/31/2016	153,000	0	5	5	0
	Receive	EURTOP 1Q16 Index †	2.130	03/31/2016	216,000	0	0	0	0
	Receive	EURTOP 1Q16 Index †	2.150	03/31/2016	77,700	0	(1)	0	(1)
	Receive	EURTOP 1Q16 Index †	2.210	03/31/2016	66,000	0	(5)	0	(5)
	Pay	EURTOP 2Q15 Index †	4.660	06/30/2015	145,500	0	24	24	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	120,000	0	29	29	0
	Receive	EURTOP 4Q15 Index †	2.040	12/31/2015	60,000	0	8	8	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	153,000	0	12	12	0
	Receive	EURTOP 4Q15 Index †	2.130	12/31/2015	216,000	0	11	11	0
	Receive	EURTOP 4Q15 Index †	2.150	12/31/2015	77,700	0	2	2	0
	Receive	EURTOP 4Q15 Index †	2.210	12/31/2015	66,000	0	(2)	0	(2)
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	84,912	0	(29)	0	(29)
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	174,564	0	(51)	0	(51)
	Receive	LLSBRT 2H15 Index †	7.750	12/31/2015	111,444	0	503	503	0
	Pay	LLSBRT 2H15 Index †	3.000	12/31/2015	119,262	0	27	27	0
	Pay	LLSBRT 2H15 Index †	2.400	12/31/2015	117,582	0	97	97	0
	Receive	LLSBRT CAL15 Index †	9.150	12/31/2015	144,000	0	908	908	0
	Receive	LLSBRT CAL15 Index †	7.900	12/31/2015	36,000	0	182	182	0
	Receive	LLSBRT CAL15 Index †	7.550	12/31/2015	513,000	0	2,415	2,415	0

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPM	Receive	LLSBRT 2H15 Index †	$3.350	12/31/2015	5,382	$0	$1	$1	$0
	Pay	LLSBRT 2H15 Index †	2.300	12/31/2015	69,948	0	65	65	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	30,993,000	0	(2,671)	0	(2,671)
	Receive	CUAC 4Q15 Index †	46.500	12/31/2015	7,308,000	0	(994)	0	(994)
	Receive	CUAC 4Q15 Index †	48.000	12/31/2015	1,858,500	0	(281)	0	(281)
	Receive	CUAC 4Q15 Index †	49.000	12/31/2015	16,600,500	0	(2,673)	0	(2,673)
	Receive	CUAC 4Q15 Index †	50.000	12/31/2015	14,742,000	0	(2,520)	0	(2,520)
	Receive	LLSBRT 1H15 Index †	7.550	06/30/2015	58,683	0	311	311	0
	Pay	LLSBRT 2H15 Index †	7.350	12/31/2015	150,000	0	(618)	0	(618)

MYC	Pay	BRTDUBAI CAL15 Index †	2.680	12/31/2015	162,000	0	(44)	0	(44)
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	98,856	0	(46)	0	(46)

						$(34)	$(1,832)	$9,402	$(11,268)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Spain Government International Bond	1.000%	03/20/2019	0.651%	$ 2,100	$(20)	$49	$29	$0

DUB	Italy Government International Bond	1.000%	03/20/2019	0.832%	5,300	(114)	150	36	0

FBF	United Kingdom Gilt	1.000%	12/20/2015	0.043%	3,300	77	(53)	24	0

GST	Navient Corp.	5.000%	03/20/2016	0.888%	300	1	11	12	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%	1,400	(13)	32	19	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.832%	4,050	(87)	115	28	0

MYC	Italy Government International Bond	1.000%	03/20/2019	0.832%	10,050	(193)	262	69	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%	2,700	(24)	62	38	0

						$(373)	$628	$255	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	67,200	$57	$(1,548)	$0	$(1,491)
	Pay	3-Month EUR-EXT-CPI Index	0.650%	08/15/2018	EUR	104,000	(454)	444	0	(10)

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	300	2	46	48	0
	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	35,700	0	(806)	0	(806)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	20,900	127	(2,161)	0	(2,034)

BRC	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	33,500	39	(46)	0	(7)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	18,200	22	817	839	0
	Pay	3-Month EUR-EXT-CPI Index	0.315%	08/15/2018	EUR	52,000	0	758	758	0
	Pay	3-Month EUR-EXT-CPI Index	0.650%	08/15/2018		104,000	(457)	448	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.635%	12/29/2019		13,000	0	118	118	0

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	600	10	18	28	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		22,600	59	3,581	3,640	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		4,700	(17)	433	416	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	31,800	0	(725)	0	(725)
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	183,000	(363)	760	397	0

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	111,000	103	(3,360)	0	(3,257)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		7,900	(23)	(6)	0	(29)

JPM	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	39,700	52	1,779	1,831	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	10,500	(17)	(39)	0	(56)

UAG	Pay	1-Year BRL-CDI	12.360%	01/02/2018		48,700	(30)	(150)	0	(180)

							$(890)	$361	$8,075	$(8,604)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES (Commodities & Equities)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	CSIXTR Index †	78,655	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$308,221	$3,807	$3,807	$0
	Receive	DWRTFT Index	2	1-Month USD-LIBOR plus a specified spread	11/20/2015	17	0	0	0

BPS	Receive	BCOMF1T Index †	299,362	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	111,979	944	944	0
	Pay	BCOMTR Index †	460,220	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	90,220	(732)	0	(732)
	Receive	CSIXTR Index †	113,592	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	445,127	5,497	5,497	0

CBK	Receive	CSIXTR Index †	27,664	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	108,405	1,339	1,339	0

CIB	Receive	CSIXTR Index †	128,079	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	501,898	6,198	6,198	0

DUB	Receive	CSIXTR Index †	6,296	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	24,672	305	305	0

FBF	Pay	BCOMGC Index †	19,624	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	5,166	(140)	0	(140)
	Receive	CSIXTR Index †	80,719	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	316,308	3,906	3,906	0
	Receive	SPGCICP Index †	13,999	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	5,300	184	184	0

GLM	Receive	CSIXTR Index †	154,495	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	605,411	7,478	7,478	0

JPM	Receive	BCOMF1T Index †	1,860,360	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	695,882	5,857	5,857	0
	Pay	BCOMTR Index †	4,462,952	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	874,905	(7,087)	0	(7,087)
	Receive	CSIXTR Index †	202,084	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	791,894	9,779	9,779	0
	Receive	JMABNICP Index †	327,972	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	164,861	1,217	1,217	0

MAC	Receive	CSIXTR Index †	66,164	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	259,273	3,205	3,205	0

RBC	Receive	CSIXTR Index †	6,338	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	24,836	307	307	0

SOG	Receive	CSIXTR Index †	160,338	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	628,306	7,766	7,766	0

							$49,830	$57,789	$(7,959)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$	6	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015		19	0	(26)	0	(26)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015		37	0	(36)	0	(36)
	Pay	London Palladium Market Fixing Ltd. PM (6)†	5.881%	06/04/2015		5,145	0	21	21	0

BPS	Pay	London Gold Market Fixing Ltd. PM (6)†	3.098%	08/03/2015		24,148	0	101	101	0
	Receive	London Silver Market Fixing Ltd. D (6)†	6.452%	08/03/2015		16,733	0	316	316	0
	Pay	Natural Gas May Futures (6)†	16.606%	04/27/2015		2,699	0	73	73	0

CBK	Pay	S&P GSCI Crude Oil Index (6)†	4.080%	05/14/2015		13,430	0	(1,491)	0	(1,491)
	Pay	S&P GSCI Crude Oil Index (6)†	4.580%	05/14/2015		13,676	0	(1,371)	0	(1,371)

DUB	Pay	S&P GSCI Crude Oil Index (6)†	4.623%	05/14/2015		13,790	0	(1,385)	0	(1,385)
	Pay	S&P GSCI Crude Oil Index (6)†	6.376%	11/17/2015		9,950	0	(1,503)	0	(1,503)
	Receive	WTI Crude December Futures (6)†	4.203%	11/17/2015		12,270	0	1,420	1,420	0
	Receive	WTI Crude June Futures (6)†	2.772%	05/14/2015		18,557	0	2,028	2,028	0
	Receive	WTI Crude June Futures (6)†	3.240%	05/14/2015		32,911	0	3,254	3,254	0

FBF	Pay	S&P 500 Index (6)†	2.176%	04/09/2015		7,282	0	(8)	0	(8)

GST	Pay	London Gold Market Fixing Ltd. PM (6)†	6.126%	11/25/2015		16,800	0	501	501	0
	Pay	London Gold Market Fixing Ltd. PM (6)†	7.784%	03/24/2020		39,252	0	550	550	0
	Pay	London Palladium Market Fixing Ltd. PM (6)†	6.250%	04/16/2015		4,800	0	20	20	0
	Receive	London Silver Market Fixing Ltd. D (6)†	10.890%	11/25/2015		12,600	0	(240)	0	(240)

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015		9	0	0	0	0

MYC	Pay	London Gold Market Fixing Ltd. PM (6)†	3.276%	09/18/2015		13,532	0	38	38	0
	Pay	London Gold Market Fixing Ltd. PM (6)†	5.406%	04/21/2016		63,817	0	1,190	1,190	0
	Receive	London Silver Market Fixing Ltd. D (6)†	5.382%	09/18/2015		10,559	0	358	358	0
	Receive	London Silver Market Fixing Ltd. D (6)†	9.151%	04/21/2016		49,045	0	333	333	0
SOG	Pay	S&P 500 Index	1.716%	04/02/2015		119,084	0	(431)	0	(431)
	Pay	S&P 500 Index (6)†	1.850%	04/06/2015		99,265	0	(295)	0	(295)
	Pay	S&P 500 Index (6)†	2.250%	04/09/2015		84,667	0	(33)	0	(33)

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	S&P GSCI Crude Oil Index (6)†	4.000%	05/14/2015	$	15,450	$0	$(1,733)	$0	$(1,733)
	Receive	WTI Crude June Futures (6)†	2.772%	05/14/2015		19,352	0	2,106	2,106	0

							$0	$3,757	$12,309	$(8,552)

Total Swap Agreements							$(1,297)	$52,744	$87,830	$(36,383)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $20,233 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommoditiesPLUS® Strategy Fund
AZD	$0	$0	$0	$0	$(15)	$0	$0	$(15)	$(15)	$0	$(15)
BOA	430	0	0	430	(2,079)	0	(1,563)	(3,642)	(3,212)	2,872	(340)
BPS	870	0	48	918	(634)	(798)	(2,840)	(4,272)	(3,354)	3,120	(234)
BRC	4,174	0	29	4,203	(1)	(2)	(7)	(10)	4,193	(4,310)	(117)
CBK	7,221	0	1,715	8,936	(820)	(66)	(9)	(895)	8,041	(8,560)	(519)
DUB	16,427	0	36	16,463	(19,613)	(325)	0	(19,938)	(3,475)	3,521	46
FBF	179	0	4,108	4,287	(388)	(1,427)	0	(1,815)	2,472	(1,500)	972
GLM	38,259	0	397	38,656	(8,500)	(967)	(725)	(10,192)	28,464	(25,300)	3,164
GST	0	0	31	31	0	0	0	0	31	0	31
HUS	321	0	28	349	(72)	0	(3,286)	(3,358)	(3,009)	2,946	(63)
JPM	8,386	0	1,831	10,217	(6,976)	(755)	0	(7,731)	2,486	(1,310)	1,176
MSB	45	0	0	45	(10)	0	0	(10)	35	0	35
MYC	0	3,648	107	3,755	0	(3,668)	(56)	(3,724)	31	(263)	(232)
NGF	0	4	0	4	0	(395)	0	(395)	(391)	(768)	(1,159)
RBC	747	0	0	747	0	0	0	0	747	(850)	(103)
SCX	390	0	0	390	0	0	0	0	390	0	390
SOG	560	0	0	560	(562)	0	(431)	(993)	(433)	583	150
UAG	2,636	0	0	2,636	(181)	0	(180)	(361)	2,275	(2,170)	105

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BOA	161	0	5,051	5,212	0	0	(121)	(121)	5,091	(9,520)	(4,429)
BPS	0	0	7,768	7,768	0	(251)	(1,634)	(1,885)	5,883	(13,300)	(7,417)
CBK	0	0	4,053	4,053	0	0	(3,172)	(3,172)	881	(3,249)	(2,368)
CIB	0	0	6,198	6,198	0	0	0	0	6,198	(13,910)	(7,712)
DUB	0	0	7,007	7,007	0	0	(2,888)	(2,888)	4,119	(4,340)	(221)
FBF	0	0	4,090	4,090	0	0	(148)	(148)	3,942	(9,721)	(5,779)
GLM	0	0	7,478	7,478	(506)	0	0	(506)	6,972	(15,350)	(8,378)
GST	0	1,012	5,322	6,334	0	(2,431)	(328)	(2,759)	3,575	(4,130)	(555)
JPM	116	90	16,919	17,125	0	(148)	(7,087)	(7,235)	9,890	(21,290)	(11,400)
MAC	0	0	3,516	3,516	0	(232)	(9,757)	(9,989)	(6,473)	3,740	(2,733)
MSB	0	0	0	0	(2,781)	0	0	(2,781)	(2,781)	2,381	(400)
MYC	0	0	1,919	1,919	0	0	(90)	(90)	1,829	(2,505)	(676)
RBC	0	720	307	1,027	(746)	(854)	0	(1,600)	(573)	330	(243)
SOG	559	897	9,872	11,328	(557)	(186)	(2,061)	(2,804)	8,524	(17,990)	(9,466)
UAG	392	0	0	392	(392)	0	0	(392)	0	0	0

Total Over the Counter	$81,873	$6,371	$87,830	$176,074	$(44,833)	$(12,505)	$(36,383)	$(93,721)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$7,064	$0	$0	$0	$0	$7,064
Futures	40,615	0	0	0	826	41,441
Swap Agreements	0	6	0	0	219	225

	$47,679	$6	$0	$0	$1,045	$48,730

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$81,873	$0	$81,873
Purchased Options	2,719	0	0	0	3,652	6,371
Swap Agreements	79,500	255	0	0	8,075	87,830

	$82,219	$255	$0	$81,873	$11,727	$176,074

	$129,898	$261	$0	$81,873	$12,772	$224,804

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,469	$0	$0	$0	$0	$1,469
Futures	33,331	0	192	0	600	34,123
Swap Agreements	0	0	0	0	2,005	2,005

	$34,800	$0	$192	$0	$2,605	$37,597

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,833	$0	$44,833
Written Options	4,102	2	0	2,198	6,203	12,505
Swap Agreements	26,950	0	767	62	8,604	36,383

	$31,052	$2	$767	$47,093	$14,807	$93,721

	$65,852	$2	$959	$47,093	$17,412	$131,318

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$2,012	$0	$0	$0	$0	$2,012
Written Options	17,109	0	0	0	272	17,381
Futures	217,046	0	(547)	0	(186)	216,313
Swap Agreements	0	4,955	0	0	(63,843)	(58,888)

	$236,167	$4,955	$(547)	$0	$(63,757)	$176,818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$131,523	$0	$131,523
Purchased Options	(3,357)	0	0	0	0	(3,357)
Written Options	17,925	1,594	0	544	(1,561)	18,502
Swap Agreements	(2,503,246)	189	10,536	242	6,344	(2,485,935)

	$(2,488,678)	$1,783	$10,536	$132,309	$4,783	$(2,339,267)

	$(2,252,511)	$6,738	$9,989	$132,309	$(58,974)	$(2,162,449)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1,040)	$0	$0	$0	$0	$(1,040)
Written Options	265	0	0	0	0	265
Futures	(40,827)	0	(296)	0	(2,575)	(43,698)
Swap Agreements	0	(235)	0	0	(1,004)	(1,239)

	$(41,602)	$(235)	$(296)	$0	$(3,579)	$(45,712)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,766	$0	$34,766
Purchased Options	1,034	0	0	0	(2,816)	(1,782)
Written Options	(2,052)	(143)	0	(513)	2,221	(487)
Swap Agreements	(39,703)	271	(1,067)	(62)	7,867	(32,694)

	$(40,721)	$128	$(1,067)	$34,191	$7,272	$(197)

	$(82,323)	$(107)	$(1,363)	$34,191	$3,693	$(45,909)

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,329	$0	$5,329
Corporate Bonds & Notes
Banking & Finance	0	608,259	15,787	624,046
Industrials	0	27,737	340	28,077
Utilities	0	55,326	0	55,326
U.S. Government Agencies	0	200,362	0	200,362
U.S. Treasury Obligations	0	748,152	0	748,152
Mortgage-Backed Securities	0	164,268	799	165,067
Asset-Backed Securities	0	205,209	0	205,209
Sovereign Issues	0	506,095	0	506,095
Exchange-Traded Funds	60,839	0	0	60,839
Short-Term Instruments
Certificates of Deposit	0	227,750	0	227,750
Commercial Paper	0	34,437	0	34,437
Repurchase Agreements	0	316,419	0	316,419
Short-Term Notes	0	182,188	0	182,188
Greece Treasury Bills	0	32,234	0	32,234
Slovenia Treasury Bills	0	323	0	323
U.S. Treasury Bills	0	711,346	0	711,346
	$60,839	$4,025,434	$16,926	$4,103,199

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$97,203	$0	$0	$97,203

Total Investments	$158,042	$4,025,434	$16,926	$4,200,402

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48,498	225	0	48,723
Over the counter	0	175,699	375	176,074
	$48,498	$175,924	$375	$224,797

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(35,592)	(1,905)	0	(37,497)
Over the counter	0	(92,013)	(1,708)	(93,721)
	$(35,592)	$(93,918)	$(1,708)	$(131,218)

Totals	$170,948	$4,107,440	$15,593	$4,293,981

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.1%

CORPORATE BONDS & NOTES 10.8%

BANKING & FINANCE 9.1%
Banco Popolare SC
3.500% due 03/14/2019	EUR	4,400	$5,013
Banco Santander Chile
1.857% due 01/19/2016		$3,600	3,627
Bank of America Corp.
3.958% due 10/21/2025	MXN	91,000	6,264
Bankia S.A.
0.255% due 01/25/2016	EUR	200	215
3.500% due 12/14/2015		800	880
3.500% due 01/17/2019		7,700	9,024
4.375% due 02/14/2017		200	230
BPCE S.A.
4.625% due 07/11/2024		$2,400	2,467
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,000	5,532
2.875% due 05/19/2016		3,500	3,841
Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	6,887	442
Dexia Credit Local S.A.
1.250% due 10/18/2016		$3,500	3,520
Intesa Sanpaolo SpA
2.375% due 01/13/2017		3,600	3,644
3.125% due 01/15/2016		800	811
JPMorgan Chase Bank N.A.
0.682% due 06/02/2017		6,700	6,703
LBG Capital PLC
15.000% due 12/21/2019	EUR	4,600	7,414
National Bank of Greece S.A.
3.875% due 10/07/2016		600	560

			60,187

INDUSTRIALS 1.6%
Altice S.A.
7.250% due 05/15/2022		5,500	6,185
Hellenic Railways Organization S.A.
4.028% due 03/17/2017		2,400	1,806
Numericable SFR S.A.S.
6.000% due 05/15/2022		$2,600	2,642

			10,633

UTILITIES 0.1%
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		600	475
Rosneft Finance S.A.
6.625% due 03/20/2017		100	101
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		200	188

			764

Total Corporate Bonds & Notes (Cost $82,309)			71,584

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		185	162

Total Municipal Bonds & Notes (Cost $144)			162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.500% due 09/28/2015 (j)†		$600	$601
3.922% due 02/25/2018 (a)		4,767	415
Federal Home Loan Bank
0.200% due 09/29/2015 †		20,800	20,797

Total U.S. Government Agencies (Cost $21,912)			21,813

U.S. TREASURY OBLIGATIONS 43.9%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2016 (j)(l)		2,224	2,247
0.125% due 04/15/2018 (g)(j)(l)		8,797	8,979
0.125% due 07/15/2022 (g)(j)(l)		63,003	63,761
0.250% due 01/15/2025 (g)		19,540	19,720
0.500% due 04/15/2015 (l)		216	216
0.625% due 07/15/2021 (j)†		4,148	4,354
0.625% due 01/15/2024 (l)		100	105
0.625% due 02/15/2043 (l)		813	800
0.750% due 02/15/2042 (g)		13,015	13,210
0.750% due 02/15/2045 (g)		4,282	4,371
1.125% due 01/15/2021 (g)		18,165	19,523
1.250% due 07/15/2020 (g)(j)(l)		5,362	5,819
1.375% due 01/15/2020 (g)(i)(j)(l)		42,698	46,208
1.375% due 02/15/2044 (g)(l)		29,286	34,543
1.750% due 01/15/2028 (g)		8,145	9,553
2.000% due 01/15/2026 (g)		6,373	7,565
2.125% due 02/15/2041 (l)		640	866
2.375% due 01/15/2025 (g)		32,142	39,027
2.375% due 01/15/2027 (g)		4,738	5,856
2.500% due 01/15/2029 (l)		435	558
3.875% due 04/15/2029 (g)		2,844	4,185

Total U.S. Treasury Obligations (Cost $289,293)			291,466

MORTGAGE-BACKED SECURITIES 2.4%
Banc of America Alternative Loan Trust
0.824% due 12/25/2035 ^		1,930	1,394
Banc of America Commercial Mortgage Trust
5.575% due 06/10/2049		300	320
Bear Stearns Adjustable Rate Mortgage Trust
2.844% due 03/25/2035		136	133
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		189	190
Commercial Mortgage Trust
2.365% due 02/10/2029		500	511
Countrywide Alternative Loan Trust
4.806% due 10/25/2035 ^		204	169
5.500% due 01/25/2036		790	707
6.000% due 08/25/2036 ^		272	251
6.000% due 04/25/2037		764	657
6.250% due 11/25/2036 ^		208	198
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035		744	664
2.349% due 04/20/2035		71	71
6.000% due 05/25/2037 ^		1,087	984
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		897	554
Deutsche ALT-A Securities, Inc.
0.474% due 04/25/2037		1,338	752
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	630	467
GSR Mortgage Loan Trust
2.671% due 09/25/2035		$80	81
6.000% due 11/25/2035 ^		838	736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.354% due 07/25/2047	$1,150	$837
JPMorgan Mortgage Trust
3.882% due 06/25/2035	28	28
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	290	309
MASTR Alternative Loan Trust
0.574% due 03/25/2036	532	135
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035	427	416
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	280	296
5.700% due 09/12/2049	400	429
Morgan Stanley Mortgage Loan Trust
2.133% due 06/25/2036	487	475
New York Mortgage Trust
2.878% due 05/25/2036 ^	466	425
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	846	446
6.250% due 11/25/2036	258	185
Structured Asset Mortgage Investments Trust
0.384% due 05/25/2046	783	588
Thornburg Mortgage Securities Trust
5.970% due 07/25/2036	85	84
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	69	64
0.464% due 10/25/2045	205	190
1.959% due 11/25/2036 ^	886	789
2.441% due 09/25/2033	35	35
Wells Fargo Mortgage-Backed Securities Trust
2.481% due 12/25/2033	114	113
2.604% due 04/25/2036 ^	1,061	1,042
2.610% due 10/25/2035	222	223

Total Mortgage-Backed Securities (Cost $15,981)		15,948

ASSET-BACKED SECURITIES 2.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
3.172% due 08/15/2033	186	171
Citigroup Mortgage Loan Trust, Inc.
0.314% due 05/25/2037	338	328
Four Corners CLO Ltd.
0.526% due 01/26/2020	367	366
Fremont Home Loan Trust
0.414% due 10/25/2036	3,562	1,810
Goldentree Loan Opportunities Ltd.
0.952% due 10/18/2021	610	609
GSAMP Trust
0.334% due 05/25/2046	273	247
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.372% due 09/28/2036	3,583	3,536
MASTR Asset-Backed Securities Trust
0.414% due 06/25/2036	391	224
0.554% due 01/25/2036	5,000	3,859
Morgan Stanley ABS Capital, Inc. Trust
0.244% due 10/25/2036	213	133
Morgan Stanley Mortgage Loan Trust
0.404% due 02/25/2037	334	197
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.674% due 07/25/2035	300	297
Residential Asset Mortgage Products Trust
0.344% due 05/25/2036	165	163
Saxon Asset Securities Trust
0.966% due 03/25/2035	364	332
4.034% due 06/25/2033	37	37

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.454% due 08/25/2035		$396	$393
Soundview Home Loan Trust
0.454% due 05/25/2036		500	399
Structured Asset Investment Loan Trust
0.894% due 10/25/2035		4,300	3,331
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035		73	70
Wood Street CLO BV
0.339% due 03/29/2021	EUR	61	65

Total Asset-Backed Securities (Cost $16,385)			16,567

SOVEREIGN ISSUES 21.0%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	90,590	27,552
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		3,870	1,024
Colombian TES
3.000% due 03/25/2033 (d)	COP	2,096,790	710
France Government Bond
0.250% due 07/25/2018 (d)	EUR	409	462
0.250% due 07/25/2024 (d)		8,383	10,021
Hellenic Republic Government Bond
4.750% due 04/17/2019		400	286
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)		1,390	1,619
2.250% due 04/22/2017 (d)(g)		18,394	20,666
3.100% due 09/15/2026 (d)		104	151
5.500% due 11/01/2022		100	143
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	23,677	1,706
4.000% due 11/08/2046 (d)		14,328	1,047
4.500% due 12/04/2025 (d)		97,408	7,308
4.750% due 06/14/2018		12,795	840
New Zealand Government Bond
2.000% due 09/20/2025	NZD	18,600	14,727
3.000% due 09/20/2030		800	711
Province of Ontario
3.450% due 06/02/2045	CAD	2,500	2,222
Republic of Germany
0.750% due 04/15/2018 (d)	EUR	2,610	2,963
Slovenia Government International Bond
4.000% due 02/17/2016		179	199
4.125% due 01/26/2020		5,200	6,540
4.750% due 05/10/2018		$1,400	1,503
5.250% due 02/18/2024		5,900	6,801
5.500% due 10/26/2022		10,200	11,794
5.850% due 05/10/2023		6,000	7,125
Spain Government International Bond
3.800% due 04/30/2024	EUR	2,200	2,906
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	5,058	8,331

Total Sovereign Issues (Cost $159,159)			139,357

		SHARES
COMMON STOCKS 5.7%

CONSUMER DISCRETIONARY 1.7%
Christian Dior SE		2,687	508
Luxottica Group SpA		8,061	512
LVMH Moet Hennessy Louis Vuitton SE		2,975	525
Orbitz Worldwide, Inc. (b)		356,894	4,161
Pirelli & C. SpA		32,059	533
Reed Elsevier NV		18,627	465

	SHARES	MARKET VALUE (000S)
TRW Automotive Holdings Corp. (b)	40,058	$4,200

		10,904

CONSUMER STAPLES 0.2%
Anheuser-Busch InBev NV	4,028	493
Delhaize Group S.A.	6,024	542
Unilever NV - Dutch Certificate	11,572	484

		1,519

ENERGY 0.8%
Dresser-Rand Group, Inc. (b)	51,136	4,109
Eni SpA	25,707	446
Tenaris S.A.	30,906	434
Total S.A.	8,428	419

		5,408

HEALTH CARE 0.9%
Bayer AG	3,288	495
Essilor International S.A.	4,082	469
Fresenius Medical Care AG & Co. KGaA	6,149	512
Grifols S.A.	11,064	475
Hospira, Inc. (b)	42,964	3,774
Sanofi	4,805	475

		6,200

INDUSTRIALS 0.9%
Airbus Group NV	8,684	565
Kone OYJ ‘B’	9,464	420
Koninklijke Philips Electronics NV	15,836	450
Metso OYJ	15,047	440
Polypore International, Inc. (b)	65,421	3,853
Vallourec S.A.	18,103	442

		6,170

INFORMATION TECHNOLOGY 0.6%
Aruba Networks, Inc. (b)	98,144	2,403
ASML Holding NV	4,286	437
Dassault Systemes	7,447	506
STMicroelectronics NV	57,529	538

		3,884

MATERIALS 0.6%
Koninklijke DSM NV	7,976	446
Lafarge S.A.	6,276	407
Sigma-Aldrich Corp.	17,364	2,401
Solvay S.A.	3,449	499

		3,753

Total Common Stocks (Cost $38,189)		37,838

EXCHANGE-TRADED FUNDS 6.2%
iShares MSCI Emerging Markets ETF	142,039	5,700
iShares U.S. Real Estate ETF	109,952	8,722

		SHARES	MARKET VALUE (000S)
Vanguard FTSE Emerging Markets ETF		354,098	$14,472
Vanguard REIT ETF		143,050	12,026

Total Exchange-Traded Funds (Cost $37,675)			40,920

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.3%

CERTIFICATES OF DEPOSIT 0.4%
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		$2,600	2,600

REPURCHASE AGREEMENTS (f) 8.0%
			52,926

SHORT-TERM NOTES 12.8%
Fannie Mae
0.050% due 06/16/2015 †		3,300	3,300
0.080% due 05/01/2015 †		11,700	11,699
0.100% due 05/21/2015 †		3,400	3,399
0.140% due 06/01/2015 †		2,500	2,500
0.150% due 07/01/2015 †		4,000	3,999
Federal Home Loan Bank
0.045% due 04/06/2015 - 04/08/2015 †		15,400	15,400
0.075% due 05/22/2015 †		12,300	12,299
0.118% due 05/19/2015 †		4,800	4,799
0.125% due 09/02/2015 †		5,500	5,498
0.155% due 07/16/2015 †		1,700	1,700
0.170% due 09/04/2015 †		1,000	999
Freddie Mac
0.070% due 04/09/2015 - 04/10/2015 †		7,500	7,500
0.120% due 05/27/2015 †		1,800	1,800
0.130% due 06/09/2015 †		9,000	8,999
0.150% due 07/07/2015 †		1,500	1,500

			85,391

MEXICO TREASURY BILLS 0.6%
2.986% due 05/14/2015	MXN	67,000	4,377

U.S. TREASURY BILLS 2.5%
0.040% due 04/09/2015 - 06/11/2015 (c)(j)(l)†		$16,842	16,841

Total Short-Term Instruments (Cost $162,327)			162,135

Total Investments in Securities (Cost $823,374)			797,790

		SHARES
INVESTMENTS IN AFFILIATES 22.7%

MUTUAL FUNDS (e) 16.6%
PIMCO Emerging Markets Currency Fund		12,156,169	110,500

Total Mutual Funds (Cost $124,622)			110,500

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio	1,790	$18
PIMCO Short-Term Floating NAV Portfolio III	4,080,086	40,462

Total Short-Term Instruments (Cost $40,476)		40,480

Total Investments in Affiliates (Cost $165,098)		150,980

Total Investments 142.8% (Cost $988,472)		$948,770

Financial Derivative Instruments (h)(k) 3.8% (Cost or Premiums, net $(570))		25,380

Other Assets and Liabilities, net (46.6%)		(309,787)

Net Assets 100.0%		$664,363

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VII, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.300% †	03/31/2015	04/01/2015	$8,300	U.S. Treasury Notes 2.000% due 10/31/2021	$(8,476)	$8,300	$8,300
DEU	0.200% †	03/31/2015	04/01/2015	1,500	U.S. Treasury Bonds 3.375% due 05/15/2044	(1,534)	1,500	1,500
FOB	0.300% †	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
GSC	0.340% †	03/31/2015	04/01/2015	3,400	Freddie Mac 4.000% due 03/01/2043	(3,512)	3,400	3,400
JPS	0.300% †	03/31/2015	04/01/2015	14,600	U.S. Treasury Notes 0.250% due 07/15/2015	(14,923)	14,600	14,600
SSB	0.000% †	03/31/2015	04/01/2015	3,726	Freddie Mac 2.080% due 10/17/2022	(3,806)	3,726	3,726
TDM	0.280% †	03/31/2015	04/01/2015	21,100	U.S. Treasury Notes 1.500% - 2.750% due 06/30/2016 - 11/15/2023	(21,657)	21,100	21,100

Total Repurchase Agreements						$(54,215)	$52,926	$52,926

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.230%	02/04/2015	04/28/2015	$(19,924)	$(19,931)
BSN	0.210%	02/11/2015	04/10/2015	(32,331)	(32,340)
	0.210%	02/23/2015	04/10/2015	(40,946)	(40,955)
	0.210%	02/26/2015	04/13/2015	(7,992)	(7,993)
	0.230%	01/14/2015	04/14/2015	(9,173)	(9,177)
	0.230%	01/16/2015	04/16/2015	(25,718)	(25,730)
	0.230%	02/23/2015	04/16/2015	(19,550)	(19,555)
	0.290%	03/24/2015	04/24/2015	(11,883)	(11,884)
JPS	0.230%	02/27/2015	05/27/2015	(2,820)	(2,821)

Total Reverse Repurchase Agreements					$(170,386)

74	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.290%	03/20/2015	04/22/2015	$ (42,572)	$(42,612)
	0.310%	03/25/2015	04/24/2015	(4,494)	(4,504)
BPS	0.072%	02/05/2015	05/07/2015	EUR (16,659)	(17,841)
MSC	0.240%	03/03/2015	04/17/2015	$ (18,413)	(18,413)
TDM	0.210%	02/20/2015	04/07/2015	(13,687)	(13,684)
	0.310%	03/23/2015	04/21/2015	(5,139)	(5,145)

Total Sale-Buyback Transactions					$(102,199)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $342,401 at a weighted average interest rate of 0.164%.
(3)	Payable for sale-buyback transactions includes $150 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$17,000	$(17,175)	$(17,384)
Fannie Mae	3.500%	04/01/2045	4,000	(4,180)	(4,202)

Total Short Sales				$(21,355)	$(21,586)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $273,395 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Inflation Response Multi-Asset Fund
Global/Master Repurchase Agreement
BOS	$0	$(19,931)	$0	$(19,931)	$20,043	$112
BSN	0	(147,634)	0	(147,634)	147,727	93
JPS	0	(2,821)	0	(2,821)	2,803	(18)
RYL	0	0	0	0	(28)	(28)
SSB	458	0	0	458	(468)	(10)

Master Securities Forward Transaction Agreement
BPG	0	0	(47,116)	(47,116)	47,222	106
BPS	0	0	(17,841)	(17,841)	17,798	(43)
MSC	0	0	(18,413)	(18,413)	18,331	(82)
TDM	0	0	(18,829)	(18,829)	18,943	114

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	8,300	0	0	8,300	(8,476)	(176)
DEU	1,500	0	0	1,500	(1,534)	(34)
FOB	300	0	0	300	(307)	(7)
GSC	3,400	0	0	3,400	(3,512)	(112)
JPS	14,600	0	0	14,600	(14,923)	(323)
SSB	3,268	0	0	3,268	(3,338)	(70)
TDM	21,100	0	0	21,100	(21,657)	(557)

Total Borrowings and Other Financing Transactions	$52,926	$(170,386)	$(102,199)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Crude European Style December Futures †	$75.000	11/17/2015	139	$449	$129
Put - NYMEX WTI Crude December Futures †	48.000	11/17/2015	308	1,126	1,109

				$1,575	$1,238

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$150.000	05/22/2015	428	$4	$7

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,600.000	06/19/2015	167	$178	$269

Total Purchased Options				$1,757	$1,514

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat May Futures †	$505.000	04/24/2015	36	$(18)	$(20)
Call - CBOT Wheat May Futures †	580.000	04/24/2015	36	(7)	(2)
Put - EOP Euro-Mill Wheat May Futures †	178.000	04/15/2015	79	(9)	(1)
Put - EOP Euro-Mill Wheat May Futures †	187.000	04/15/2015	36	(2)	(5)
Call - EOP Euro-Mill Wheat May Futures †	200.000	04/15/2015	79	(7)	(1)
Call - EOP Euro-Mill Wheat May Futures †	201.000	04/15/2015	36	(3)	0
Call - NYB Cotton No. 2 May Futures †	66.000	04/10/2015	26	(12)	(3)
Put - NYB Sugar No. 11 May Futures †	11.750	04/15/2015	47	(6)	(10)
Call - NYB Sugar No. 11 May Futures †	13.000	04/15/2015	47	(4)	(3)
Call - NYMEX Crude European Style June Futures †	65.000	05/14/2015	139	(319)	(22)
Put - NYMEX Natural Gas May Futures †	2,350.000	04/27/2015	49	(15)	(9)
Put - NYMEX Natural Gas May Futures †	2,400.000	04/27/2015	15	(3)	(4)
Put - NYMEX Natural Gas May Futures †	2,450.000	04/27/2015	36	(7)	(14)
Call - NYMEX Natural Gas May Futures †	3,000.000	04/27/2015	67	(47)	(12)
Call - NYMEX Natural Gas May Futures †	3,050.000	04/27/2015	15	(12)	(2)
Call - NYMEX Natural Gas May Futures †	3,100.000	04/27/2015	36	(28)	(4)
Call - NYMEX Natural Gas May Futures †	3,200.000	04/27/2015	52	(26)	(3)
Call - NYMEX WTI-Brent Crude Spread June Futures †	5.000	05/13/2015	54	(39)	(40)
Put - NYMEX WTI-Brent Crude Spread June Futures †	10.000	05/13/2015	54	(30)	(27)

				$(594)	$(182)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	3,450.000	06/19/2015	167	$(186)	$(128)

Total Written Options				$(780)	$(310)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	29	$(98)	$0	$(4)
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	18	22	0	(2)
90-Day Eurodollar December Futures	Short	12/2015	437	(25)	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	124	(8)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	231	(35)	0	(20)

76	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2016	576	$(75)	$0	$(36)
90-Day Eurodollar September Futures	Short	09/2015	77	(9)	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	224	(34)	0	(22)
Aluminum July Futures †	Short	07/2015	48	(11)	0	0
Arabica Coffee July Futures †	Short	07/2015	7	8	0	(1)
Brent Crude August Futures †	Long	07/2015	161	75	0	(164)
Brent Crude December Futures †	Short	11/2015	821	872	788	0
Brent Crude December Futures †	Short	10/2016	96	407	59	0
Brent Crude December Futures †	Long	10/2017	254	(883)	0	(94)
Brent Crude December Futures †	Short	10/2018	96	411	29	0
Brent Crude July Futures †	Long	06/2015	57	(50)	0	(59)
Brent Crude June Futures †	Short	05/2015	21	22	22	0
Brent Crude June Futures †	Long	04/2016	111	29	0	(83)
Brent Crude June Futures †	Short	04/2017	31	53	15	0
Brent Crude June Futures †	Short	04/2018	31	52	10	0
Brent Crude March Futures †	Long	01/2016	173	(13)	0	(149)
Brent Crude May Futures †	Long	04/2015	57	(135)	0	(67)
Brent Crude September Futures †	Long	08/2015	599	(832)	0	(611)
Brent Crude September Futures †	Short	07/2016	173	25	118	0
Brent Dubai Swap April Futures †	Short	04/2015	4	6	1	0
Brent Dubai Swap August Futures †	Short	08/2015	4	(0)	0	0
Brent Dubai Swap December Futures †	Short	12/2015	4	(1)	0	0
Brent Dubai Swap July Futures †	Short	07/2015	4	1	0	0
Brent Dubai Swap June Futures †	Short	06/2015	4	2	0	0
Brent Dubai Swap May Futures †	Short	05/2015	4	3	1	0
Brent Dubai Swap November Futures †	Short	11/2015	4	(1)	0	0
Brent Dubai Swap October Futures †	Short	10/2015	4	(1)	0	0
Brent Dubai Swap September Futures †	Short	09/2015	4	(1)	0	0
Call Options Strike @ USD 60.000 on Brent Crude May Futures †	Short	04/2015	7	5	2	0
Cocoa September Futures †	Long	09/2015	42	(34)	1	0
Copper July Futures †	Long	07/2015	21	(44)	0	0
Corn December Futures †	Short	12/2015	179	156	157	0
Corn July Futures †	Short	07/2015	79	41	72	0
Corn March Futures †	Long	03/2016	179	(153)	0	(152)
Cotton No. 2 May Futures †	Short	05/2015	49	(2)	0	(14)
E-mini S&P 500 Index June Futures	Short	06/2015	678	(438)	502	0
EIA Flat Tax On-Highway Diesel Swap Contracts April Futures †	Short	04/2015	8	9	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	8	(10)	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	8	(6)	6	0
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	8	(3)	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts June Futures †	Short	06/2015	8	3	6	0
EIA Flat Tax On-Highway Diesel Swap Contracts May Futures †	Short	05/2015	8	8	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	8	(13)	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	8	(18)	7	0
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	8	(17)	7	0
EURO STOXX 50 June Futures	Long	06/2015	181	138	107	(56)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	123	93	37	(8)
Euro-Mill Wheat December Futures †	Long	12/2015	554	(58)	57	(67)
Euro-Mill Wheat May Futures †	Long	05/2015	311	1	43	(64)
Gas Oil December Futures †	Long	12/2015	160	239	28	0
Gas Oil December Futures †	Long	12/2016	16	(70)	3	0
Gas Oil July Futures †	Long	07/2015	8	10	1	0
Gas Oil June Futures †	Short	06/2015	160	(183)	0	(8)
Gas Oil June Futures †	Short	06/2016	8	38	0	(2)
Gas Oil June Futures †	Short	06/2017	8	36	0	(2)
Gold 100 oz. August Futures †	Long	08/2015	1	3	0	0
Gold 100 oz. June Futures †	Short	06/2015	64	(42)	13	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap April Futures †	Long	04/2015	8	(19)	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	8	3	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	8	7	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	8	(4)	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap June Futures †	Long	06/2015	8	(10)	0	(6)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap May Futures †	Long	05/2015	8	(15)	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	8	11	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	8	15	0	(7)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	8	11	0	(7)
Hang Seng China Enterprises Index April Futures	Long	04/2015	88	248	247	0
Hard Red Spring Wheat July Futures †	Long	07/2015	35	(121)	0	(26)
Hard Red Spring Wheat May Futures †	Long	05/2015	193	(9)	0	(142)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	107	(313)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	112	(304)	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	112	(228)	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	100	$(247)	$1	$0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	112	(274)	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	112	(307)	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	107	(302)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	112	(290)	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	112	(327)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	107	(265)	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	112	(299)	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	107	(293)	1	0
JPX Nikkei Index 400 June Futures	Long	06/2015	1,261	174	68	(184)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	18	52	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	12	5	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	49	10	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	12	4	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	62	(9)	6	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	12	4	1	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	12	6	2	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	12	6	2	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	49	18	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	12	5	1	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	56	51	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	12	5	1	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	12	6	2	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	56	100	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	12	5	1	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	62	(7)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	12	4	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	62	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	12	4	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	49	2	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	12	4	1	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	2	7	0	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2015	1	(2)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	2	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	2	3	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2015	1	(0)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	2	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2015	1	(1)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2015	1	1	0	0
Natural Gas August Futures †	Short	07/2015	657	902	13	0
Natural Gas January Futures †	Short	12/2015	34	28	0	(1)
Natural Gas July Futures †	Long	06/2015	150	(141)	0	(4)
Natural Gas March Futures †	Long	02/2016	138	(333)	3	0
Natural Gas May Futures †	Short	04/2015	186	324	7	0
Natural Gas October Futures †	Long	09/2015	553	(1,206)	11	0
New York Harbor ULSD August Futures †	Short	08/2015	17	215	14	0
New York Harbor ULSD December Futures †	Long	11/2015	200	282	0	(164)
New York Harbor ULSD July Futures †	Long	06/2015	7	(17)	0	(6)
New York Harbor ULSD July Futures †	Short	07/2015	17	231	14	0
New York Harbor ULSD June Futures †	Short	05/2015	155	47	129	0
New York Harbor ULSD September Futures †	Short	09/2015	17	200	14	0
Nickel July Futures †	Long	07/2015	8	(62)	0	0
Platinum July Futures †	Long	07/2015	128	45	166	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2015	47	13	1	0
Put Options Strike @ USD 50.000 on Brent Crude May Futures †	Short	04/2015	34	12	0	(3)
Put Options Strike @ USD 52.000 on Brent Crude May Futures †	Short	04/2015	70	31	0	(13)
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	109	(65)	0	(39)
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	199	39	0	(78)
RBOB Calendar Swap August Futures †	Long	08/2015	17	(109)	0	(16)
RBOB Calendar Swap July Futures †	Long	07/2015	17	(93)	0	(17)
RBOB Calendar Swap September Futures †	Long	09/2015	17	(208)	0	(17)
RBOB Gasoline December Futures †	Short	11/2015	45	102	46	0
S&P CNX Nifty Index April Futures	Long	04/2015	366	(91)	0	(18)
Silver July Futures †	Short	07/2015	6	(38)	2	0
Soybean July Futures †	Short	07/2015	226	864	0	(57)
Soybean March Futures †	Long	03/2016	157	90	51	0

78	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Soybean May Futures †	Long	05/2015	160	$(49)	$44	$0
Soybean Meal December Futures †	Short	12/2015	110	99	0	(37)
Soybean Meal May Futures †	Short	05/2015	176	(87)	0	(63)
Soybean November Futures †	Long	11/2015	177	(470)	53	0
Soybean Oil December Futures †	Short	12/2015	90	(4)	7	0
Soybean Oil May Futures †	Short	05/2015	144	133	9	0
Sugar No. 11 July Futures †	Short	06/2015	122	217	14	0
Sugar No. 11 May Futures †	Short	04/2015	9	0	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	77	(23)	24	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	21	(61)	0	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	147	(179)	41	0
Wheat December Futures †	Long	12/2015	223	(201)	0	(201)
Wheat July Futures †	Short	07/2015	495	1,138	476	0
Wheat May Futures †	Short	05/2015	312	171	289	0
WTI Crude December Futures †	Short	11/2015	627	2,369	577	0
WTI Crude December Futures †	Short	11/2016	339	785	173	0
WTI Crude December Futures †	Long	11/2017	238	(518)	0	(79)
WTI Crude December Futures †	Short	11/2018	119	287	46	0
WTI Crude July Futures †	Short	06/2015	25	64	26	0
WTI Crude June Futures †	Long	05/2016	651	(1,841)	0	(443)
WTI Crude March Futures †	Long	02/2016	548	(233)	0	(444)
WTI Crude September Futures †	Short	08/2015	944	2,032	925	0
WTI Crude September Futures †	Long	08/2016	428	(2,311)	0	(248)

Total Futures Contracts				$(1,023)	$5,650	$(4,071)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%)	06/20/2020	EUR 69,900	$(1,707)	$(4)	$3	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	4,400	$(23)	$(1)	$0	$0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	13,700	(1,335)	(920)	0	(29)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		900	(76)	(241)	0	(1)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		1,900	(587)	(438)	0	(2)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		14,300	(3,659)	(2,581)	0	(16)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	50,700	(831)	(585)	0	(181)
Pay	6-Month EUR-EURIBOR	1.250%	09/16/2045		4,800	625	469	106	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	45,500	(426)	(298)	3	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		4,600	(181)	27	0	(2)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		4,250	(46)	(32)	8	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	559,600	102	(50)	0	(14)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		152,200	60	135	22	0

						$(6,377)	$(4,515)	$139	$(245)

Total Swap Agreements						$(8,084)	$(4,519)	$142	$(245)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $2,006 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $22,446 and cash of $3,530 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Inflation Response Multi-Asset Fund (5)	$276	$1,027	$142	$1,445	$(128)	$(372)	$(247)	$(747)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary) (5)	1,238	4,623	0	5,861	(182)	(3,699)	0	(3,881)

Total Exchange-Traded or Centrally Cleared	$1,514	$5,650	$142	$7,306	$(310)	$(4,071)	$(247)	$(4,628)

(4)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		$		19,511	GBP	13,143	$0	$(14)
	04/2015				15,635	NZD	20,464	0	(336)
	05/2015			GBP	13,143	$	19,507	15	0
	05/2015			NZD	20,464		15,584	335	0

BOA	04/2015			AUD	4,294		3,286	15	0
	04/2015			EUR	87,342		98,623	4,703	0
	04/2015			GBP	2,278		3,418	43	(4)
	04/2015			NZD	2,226		1,632	0	(32)
	04/2015		$		3,819	EUR	3,420	12	(154)
	04/2015				13,315	JPY	1,591,612	0	(45)
	05/2015			JPY	1,591,612	$	13,321	44	0
	05/2015			MXN	5,920		396	9	0
	05/2015	†	$		2,144	EUR	1,952	1	(45)
	05/2015				123	MXN	1,802	0	(5)
	07/2015				5,110	BRL	14,133	0	(801)

BPS	04/2015			BRL	24,173	$	7,566	0	(8)
	04/2015			GBP	469		696	0	0
	04/2015			NZD	18,238		13,696	62	0
	04/2015		$		7,460	BRL	24,173	114	0
	04/2015				762	JPY	92,100	6	0
	05/2015				7,504	BRL	24,173	8	0
	06/2015			COP	1,807,083	$	785	95	0

BRC	04/2015			MYR	13,524		3,699	55	0
	04/2015		$		225	ZAR	2,637	0	(9)
	05/2015			AUD	4,294	$	3,262	0	(2)
	05/2015			MXN	11,842		793	19	0

CBK	04/2015			BRL	24,173		7,535	0	(39)
	04/2015			CAD	8,034		6,425	82	0
	04/2015			EUR	9,641		10,408	41	0
	04/2015			INR	365,817		5,814	0	(57)
	04/2015		$		7,585	BRL	24,173	0	(11)
	04/2015				13,288	INR	826,996	3	(19)
	05/2015			MXN	110,659	$	7,452	214	0
	05/2015	†	$		1,860	EUR	1,737	9	0
	07/2015				25,140	BRL	65,000	0	(5,322)

DUB	05/2015			MXN	1,502	$	100	2	0
	05/2015		$		6,612	KRW	7,290,391	0	(50)

FBF	04/2015			BRL	107,674	$	33,777	142	(103)
	04/2015		$		33,564	BRL	107,674	173	0

80	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015			KRW	8,847,947	$	8,026	$62	$0
	05/2015			MXN	9,082		598	8	(4)
	05/2015		$		28,026	BRL	89,784	0	(126)
	07/2015			BRL	158,596	$	62,985	14,630	0

GLM	04/2015				5,271		1,650	0	(2)
	04/2015			EUR	15,620		17,190	393	0
	04/2015			INR	145,581		2,324	0	(12)
	04/2015		$		1,643	BRL	5,271	8	0
	04/2015				19,881	EUR	17,729	0	(818)
	04/2015				674	GBP	448	0	(10)
	05/2015			MXN	849	$	56	0	0
	05/2015		$		1,636	BRL	5,271	2	0
	05/2015	†			6,545	EUR	5,750	8	(366)
	05/2015				2,310	INR	145,581	11	0

HUS	04/2015			HKD	34,388	$	4,435	0	0
	04/2015		$		12,816	EUR	11,672	0	(265)
	05/2015			EUR	11,672	$	12,821	265	0
	05/2015			MXN	18,155		1,199	11	0
	05/2015		$		9,755	MXN	148,509	57	(95)

JPM	04/2015			BRL	182,013	$	56,678	0	(352)
	04/2015			EUR	7,560		8,175	50	(5)
	04/2015			MXN	410,372		27,886	1,012	0
	04/2015		$		62,408	BRL	182,013	0	(5,379)
	04/2015				3,324	MYR	11,986	0	(95)
	05/2015			THB	4,113	$	125	0	(1)
	05/2015		$		27,022	BRL	87,605	201	0
	07/2015			BRL	16,015	$	5,892	1,009	0
	07/2015				$5,147	PLN	19,330	0	(66)
	04/2016			BRL	188,677	$	58,460	5,185	0

MSB	04/2015				7,591		2,366	0	(12)
	04/2015		$		2,376	BRL	7,591	17	(14)
	04/2015	†			494	GBP	328	0	(8)
	07/2015			BRL	46,690	$	19,096	4,861	0

RBC	04/2015	†	$		4,839	CAD	6,033	0	(75)

SCX	04/2015			CNY	3,219	$	519	0	(5)

SOG	04/2015	†		CAD	6,033		4,820	57	0
	04/2015		$		6,418	CAD	8,034	0	(75)
	05/2015			CAD	8,034	$	6,415	75	0
	05/2015	†	$		4,818	CAD	6,033	0	(56)

UAG	04/2015			GBP	12,640	$	19,538	788	0
	04/2015			INR	261,140		4,165	0	(26)
	04/2015			JPY	1,683,712		14,092	54	0
	04/2015		$		2,051	INR	127,996	3	0
	05/2015				11,010	GBP	7,389	0	(52)
	06/2015				5,578	INR	354,806	43	0

Total Forward Foreign Currency Contracts								$35,012	$(14,975)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MSB	Call - OTC EUR versus USD	$	1.350	04/29/2015	EUR 15,000	$2	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$	18,100	$267	$95

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		14,400	23	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		5,000	700	521

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.775%	04/09/2015		7,300	96	0

								$1,086	$633

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GST	Put - OTC Live Cattle December Futures †	$	140.000	12/04/2015	$ 640	$16	$17
	Put - OTC WTI Crude December Futures †		48.000	11/17/2015	37	139	133

JPM	Put - OTC Live Cattle December Futures †		140.000	12/04/2015	720	20	19

RBC	Call - OTC Crude European Style December Futures †		75.000	11/17/2015	64	208	60

						$383	$229

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019	EUR 5	$1,872	$2,798

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	111.750	05/06/2015	$ 27,000	$1	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		114.750	06/04/2015	17,000	1	0

						$2	$0

Total Purchased Options						$3,345	$3,660

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	4,300	$(7)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		800	(1)	0

							$(8)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR	100	$0	$(2)
	Put - OTC EUR versus USD		1.082	04/07/2015		3,860	(21)	(48)
	Put - OTC EUR versus USD		1.035	04/16/2015		8,644	(57)	(15)

BRC	Put - OTC EUR versus USD		1.090	04/01/2015		300	(2)	(5)

CBK	Put - OTC EUR versus USD		1.063	04/08/2015		1,430	(7)	(7)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,290	(126)	(966)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016		13,100	(554)	(504)

							$(767)	$(1,547)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.069	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$200	$(2)	$(1)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	(2)
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	7,200	(81)	(101)

						$(88)	$(104)

(1)	YOY options may have a series of expirations.

82	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$	18,100	$(285)	$(363)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	6,200	(167)	(307)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		6,200	(180)	(85)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		14,400	(8)	(6)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		14,400	(14)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		21,000	(700)	(524)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.275%	04/09/2015		7,300	(103)	(24)

								$(1,457)	$(1,319)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Gold 100 oz. March Futures †	$	100.000	06/29/2015	$2	$(18)	$(16)
	Put - OTC Platinum Gold Spread May Futures †		14.500	05/26/2015	1	(16)	(21)

GST	Put - OTC Brent Crude December Futures †		55.000	11/10/2015	37	(161)	(158)
	Put - OTC Gold 100 oz. March Futures †		101.040	06/18/2015	4	(35)	(49)
	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	1,600	(32)	(28)
	Put - OTC Platinum Gold Spread May Futures †		20.000	04/07/2015	2	(37)	(90)
	Call - OTC SPGCENP Index †		0.569	05/11/2015	4,300	(25)	0
	Call - OTC SPGCENP Index †		0.723	05/11/2015	4,300	(33)	0
	Call - OTC WTI Crude May Futures †		62.000	05/14/2015	48	(38)	(57)

JPM	Put - OTC Lean Hogs December Futures †		56.000	12/14/2015	1,800	(36)	(31)

MAC	Call - OTC WTI Crude June Futures †		62.000	05/14/2015	24	(19)	(15)

RBC	Call - OTC Crude European Style June †		65.000	05/14/2015	64	(154)	(10)

SOG	Put - OTC Natural Gas Swap May Futures †		2.400	04/27/2015	110	(3)	(3)
	Call - OTC Natural Gas Swap May Futures †		3.050	04/27/2015	110	(8)	(1)

						$(615)	$(479)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 5	$(1,845)	$(1,135)

Total Written Options					$(4,780)	$(4,584)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at Beginning of Period	3,015	$184,326	AUD 0	BRL 0	EUR 18,800	GBP 0	$(2,029)
Sales	11,012	6,020,228	9,969	1	146,039	4,280	(15,704)
Closing Buys	(3,378)	(54,881)	(9,969)	(1)	(19,000)	(4,280)	4,993
Expirations	(8,391)	(6,030,376)	0	0	(88,400)	0	6,414
Exercised	(1,152)	(105)	0	0	(30,700)	0	766

Balance at End of Period	1,106	$119,192	AUD 0	BRL 0	EUR 26,739	GBP 0	$(5,560)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	9,663	$0	$(6)	$0	$(6)
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	5,361	0	(3)	0	(3)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	9,228	0	(4)	0	(4)
	Pay	LLSBRT 2H15 Index †	2.750	12/31/2015	22,176	0	10	10	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	135,000	0	716	716	0

BPS	Receive	EURTOP 1Q16 Index †	1.920	03/31/2016	24,000	0	5	5	0
	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	21,000	0	4	4	0
	Receive	EURTOP 1Q16 Index †	1.950	03/31/2016	18,000	0	3	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	EURTOP 1Q16 Index †	$2.100	03/31/2016	51,000	$0	$2	$2	$0
	Receive	EURTOP 1Q16 Index †	2.200	03/31/2016	22,500	0	(2)	0	(2)
	Pay	EURTOP 2Q15 Index †	4.450	06/30/2015	22,500	0	(5)	0	(5)
	Receive	EURTOP 4Q15 Index †	1.920	12/31/2015	24,000	0	8	8	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	21,000	0	5	5	0
	Receive	EURTOP 4Q15 Index †	1.950	12/31/2015	18,000	0	6	6	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	51,000	0	4	4	0
	Receive	EURTOP 4Q15 Index †	2.200	12/31/2015	22,500	0	1	1	0
	Pay	GOLDLNPM Index †	1,209.650	05/18/2015	2,000	0	53	53	0
	Pay	LLSBRT 2H15 Index †	2.550	12/31/2015	36,780	0	25	25	0
	Receive	PLTMLNPM Index †	1,192.750	05/18/2015	2,000	(4)	(96)	0	(100)

CBK	Receive	DTDBRTCO 2Q15 Index †	1.650	06/30/2015	20,001	0	5	5	0
	Pay	HSFOCO 2Q15 Index †	12.950	06/30/2015	6,000	0	(8)	0	(8)
	Pay	JETNWECO 2Q15 Index †	15.240	06/30/2015	9,999	0	10	10	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	10,671	0	(6)	0	(6)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	21,192	0	(9)	0	(9)
	Pay	LLSBRT 2H15 Index †	2.500	12/31/2015	18,354	0	13	13	0
	Pay	NAPCO 2Q15 Index †	6.430	06/30/2015	3,999	0	(16)	0	(16)

GST	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	24,000	0	5	5	0
	Receive	EURTOP 1Q16 Index †	2.040	03/31/2016	6,000	0	1	1	0
	Receive	EURTOP 1Q16 Index †	2.100	03/31/2016	21,000	0	1	1	0
	Receive	EURTOP 1Q16 Index †	2.130	03/31/2016	12,000	0	0	0	0
	Receive	EURTOP 1Q16 Index †	2.150	03/31/2016	10,500	0	0	0	0
	Receive	EURTOP 1Q16 Index †	2.210	03/31/2016	12,000	0	(1)	0	(1)
	Pay	EURTOP 2Q15 Index †	4.660	06/30/2015	21,900	0	4	4	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	24,000	0	6	6	0
	Receive	EURTOP 4Q15 Index †	2.040	12/31/2015	6,000	0	1	1	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	21,000	0	2	2	0
	Receive	EURTOP 4Q15 Index †	2.130	12/31/2015	12,000	0	1	1	0
	Receive	EURTOP 4Q15 Index †	2.150	12/31/2015	10,500	0	0	0	0
	Receive	EURTOP 4Q15 Index †	2.210	12/31/2015	12,000	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	10,596	0	(4)	0	(4)
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	20,199	0	(6)	0	(6)
	Receive	LLSBRT 2H15 Index †	7.750	12/31/2015	12,180	0	55	55	0
	Pay	LLSBRT 2H15 Index †	3.000	12/31/2015	35,172	0	8	8	0
	Pay	LLSBRT 2H15 Index †	2.400	12/31/2015	24,588	0	20	20	0
	Receive	LLSBRT CAL15 Index †	9.150	12/31/2015	18,000	0	114	114	0

JPM	Pay	LLSBRT 2H15 Index †	2.300	12/31/2015	48,930	0	45	45	0
	Receive	LLSBRT CAL15 Index †	7.550	12/31/2015	135,000	0	636	636	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	4,188,000	0	(361)	0	(361)
	Receive	CUAC 4Q15 Index †	46.500	12/31/2015	882,000	0	(120)	0	(120)
	Receive	CUAC 4Q15 Index †	48.000	12/31/2015	220,500	0	(33)	0	(33)
	Receive	CUAC 4Q15 Index †	49.000	12/31/2015	1,984,500	0	(319)	0	(319)
	Receive	CUAC 4Q15 Index †	50.000	12/31/2015	1,764,000	0	(302)	0	(302)

MYC	Pay	BRTDUBAI CAL15 Index †	2.680	12/31/2015	18,000	0	(5)	0	(5)
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	27,270	0	(13)	0	(13)

						$(4)	$450	$1,769	$(1,323)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	$ 3,100	$(73)	$22	$0	$(51)

BRC	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	900	(21)	6	0	(15)

HUS	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	100	(2)	1	0	(1)

						$(96)	$29	$0	$(67)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

84	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,400	$(4)	$191	$187	$0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		100	0	16	16	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	5,100	3	11	14	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	500	4	77	81	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	5,300	1	(60)	0	(59)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	22,400	0	(472)	0	(472)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	500	(17)	84	67	0

DUB	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	6,600	0	(26)	0	(26)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		27,900	0	(542)	0	(542)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		6,800	0	(131)	0	(131)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	200	3	6	9	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		700	(4)	111	107	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		500	(16)	83	67	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	49	49	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		100	1	(2)	0	(1)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024		1,100	2	54	56	0
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		2,830	0	29	29	0

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		1,500	2	227	229	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	1,300	(1)	(1)	0	(2)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	400	3	50	53	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	3,200	2	(18)	0	(16)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	3,400	0	(70)	0	(70)

RYL	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		2,000	4	(118)	0	(114)

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	1,200	0	16	16	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	28,700	3	(109)	0	(106)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	3,200	2	(19)	0	(17)

							$(12)	$(564)	$980	$(1,556)

TOTAL RETURN SWAPS ON INDICES (Commodities & Equities)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	BCOMTR Index †	12,161	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$2,384	$19	$19	$0
	Receive	DWRTFT Index	102	1-Month USD-LIBOR plus a specified spread	11/20/2015	884	15	15	0
	Receive	KOSPI 200 Index	14,500,000	3-Month USD-LIBOR plus a specified spread	06/12/2015	KRW 3,658,250	68	68	0

BPS	Receive	BCOMF1T Index †	27,194	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	10,172	86	86	0
	Receive	BCOMTR Index †	164	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	32	34	34	0

BRC	Receive	DWRTFT Index	263	1-Month USD-LIBOR plus a specified spread	07/31/2015	2,279	40	40	0

CBK	Receive	BCOMF1T Index †	1,036	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	388	3	3	0
	Receive	BCOMTR Index †	50,038	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	9,809	80	80	0

DUB	Receive	BCOMTR Index †	6,861	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	1,345	11	11	0

GLM	Receive	BCOMGC Index †	443,641	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	64,056	1,619	1,619	0

GST	Receive	DWRTFT Index	747	1-Month USD-LIBOR plus a specified spread	11/20/2015	6,438	150	150	0
	Receive	DWRTFT Index	397	1-Month USD-LIBOR plus a specified spread	03/31/2016	$3,559	(56)	0	(56)

JPM	Receive	DWRTFT Index	4,192	1-Month USD-LIBOR plus a specified spread	05/29/2015	36,331	638	638	0
	Receive	BCOMF1T Index †	248,130	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	92,815	781	781	0
	Pay	BCOMTR Index †	70,187	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	13,759	(111)	0	(111)
	Receive	JMABNICP Index †	47,449	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	23,851	176	176	0

MAC	Receive	BCOMTR Index †	4,021	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	788	6	6	0

							$3,559	$3,726	$(167)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$	1	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015		3	0	(4)	0	(4)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015		6	0	(5)	0	(5)
	Pay	London Palladium Market Fixing Ltd. PM (6)†	5.881%	06/04/2015		825	0	3	3	0

BPS	Pay	London Gold Market Fixing Ltd. PM (6)†	3.098%	08/03/2015		4,261	0	18	18	0
	Receive	London Silver Market Fixing Ltd. D (6)†	6.452%	08/03/2015		2,953	0	56	56	0
	Pay	Natural Gas May Futures (6)†	16.606%	04/27/2015		491	0	13	13	0

CBK	Pay	S&P GSCI Crude Oil Index (6)†	4.080%	05/14/2015		1,594	0	(177)	0	(177)
	Pay	S&P GSCI Crude Oil Index (6)†	4.580%	05/14/2015		1,506	0	(151)	0	(151)

DUB	Pay	S&P GSCI Crude Oil Index (6)†	4.623%	05/14/2015		1,450	0	(145)	0	(145)
	Pay	S&P GSCI Crude Oil Index (6)†	6.376%	11/17/2015		1,150	0	(174)	0	(174)
	Receive	WTI Crude December Futures (6)†	4.203%	11/17/2015		1,420	0	164	164	0
	Receive	WTI Crude June Futures (6)†	2.772%	05/14/2015		2,043	0	223	223	0
	Receive	WTI Crude June Futures (6)†	3.240%	05/14/2015		3,528	0	349	349	0

FBF	Pay	S&P 500 Index (6)†	2.176%	04/09/2015		1,695	0	(2)	0	(2)

GST	Pay	London Gold Market Fixing Ltd. PM (6)†	6.126%	11/25/2015		1,960	0	58	58	0
	Pay	London Gold Market Fixing Ltd. PM (6)†	7.784%	03/24/2020		5,735	0	80	80	0
	Pay	London Palladium Market Fixing Ltd. PM (6)†	6.250%	04/16/2015		800	0	3	3	0
	Receive	London Silver Market Fixing Ltd. D (6)†	10.890%	11/25/2015		1,470	0	(28)	0	(28)

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015		1	0	0	0	0

MYC	Pay	London Gold Market Fixing Ltd. PM (6)†	3.276%	09/18/2015		2,486	0	7	7	0
	Pay	London Gold Market Fixing Ltd. PM (6)†	5.406%	04/21/2016		260	0	5	5	0
	Receive	London Silver Market Fixing Ltd. D (6)†	5.382%	09/18/2015		1,940	0	66	66	0
	Receive	London Silver Market Fixing Ltd. D (6)†	9.151%	04/21/2016		200	0	1	1	0

SOG	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		1,613,129	0	(79)	0	(79)
	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016		3,489,038	0	(41)	0	(41)
	Pay	S&P 500 Index (6)	1.716%	04/02/2015		4,962	0	(18)	0	(18)
	Pay	S&P 500 Index (6)†	1.850%	04/06/2015		4,412	0	(13)	0	(13)
	Pay	S&P 500 Index (6)†	2.250%	04/09/2015		2,333	0	(1)	0	(1)
	Pay	S&P GSCI Crude Oil Index (6)†	4.000%	05/14/2015		1,701	0	(191)	0	(191)
	Receive	WTI Crude June Futures (6)†	2.772%	05/14/2015		1,934	0	210	210	0

							$0	$227	$1,256	$(1,029)

Total Swap Agreements							$(112)	$3,701	$7,731	$(4,142)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $10,485 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Inflation Response Multi-Asset Fund
AZD	$350	$0	$0	$350	$(350)	$0	$0	$(350)	$0	$0	$0
BOA	4,826	0	300	5,126	(1,041)	0	(60)	(1,101)	4,025	(3,250)	775
BPS	285	0	81	366	(8)	(66)	(531)	(605)	(239)	612	373
BRC	74	0	40	114	(11)	(5)	(15)	(31)	83	0	83
CBK	339	0	67	406	(5,448)	(7)	0	(5,455)	(5,049)	5,764	715
DUB	3	95	0	98	(50)	(1,329)	(699)	(2,078)	(1,980)	1,851	(129)
FBF	15,015	2,798	232	18,045	(233)	(1,639)	(1)	(1,873)	16,172	(16,526)	(354)
GLM	415	0	85	500	(842)	(392)	0	(1,234)	(734)	708	(26)
GST	0	0	150	150	0	0	(56)	(56)	94	(20)	74
HUS	333	0	0	333	(360)	0	(1)	(361)	(28)	0	(28)
JPM	7,457	0	867	8,324	(5,898)	(103)	(2)	(6,003)	2,321	(2,730)	(409)
MSB	4,878	0	0	4,878	(26)	0	0	(26)	4,852	(4,790)	62
MYC	0	538	53	591	0	(540)	(86)	(626)	(35)	(170)	(205)
NGF	0	0	0	0	0	(24)	0	(24)	(24)	(50)	(74)
RYL	0	0	0	0	0	0	(114)	(114)	(114)	33	(81)
SCX	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SOG	75	0	0	75	(75)	0	(138)	(213)	(138)	281	143
UAG	888	0	16	904	(78)	0	(123)	(201)	703	(650)	53

86	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
BOA	$1	$0	$748	$749	$(45)	$0	$(13)	$(58)	$691	$(740)	$(49)
BPS	0	0	323	323	0	(37)	(107)	(144)	179	(480)	(301)
CBK	9	0	111	120	0	0	(367)	(367)	(247)	5	(242)
DUB	0	0	747	747	0	0	(319)	(319)	428	(290)	138
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GLM	7	0	1,619	1,626	(366)	0	0	(366)	1,260	(1,430)	(170)
GST	0	150	359	509	0	(382)	(39)	(421)	88	(280)	(192)
JPM	0	19	1,638	1,657	0	(31)	(111)	(142)	1,515	(3,010)	(1,495)
MAC	0	0	6	6	0	(15)	(1,135)	(1,150)	(1,144)	1,231	87
MSB	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
MYC	0	0	79	79	0	0	(18)	(18)	61	(260)	(199)
RBC	0	60	0	60	(75)	(10)	0	(85)	(25)	0	(25)
SOG	57	0	210	267	(56)	(4)	(205)	(265)	2	0	2

Total Over the Counter	$35,012	$3,660	$7,731	$46,403	$(14,975)	$(4,584)	$(4,142)	$(23,701)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,238	$0	$269	$0	$7	$1,514
Futures	4,623	0	924	0	103	5,650
Swap Agreements	0	3	0	0	139	142

	$5,861	$3	$1,193	$0	$249	$7,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,012	$0	$35,012
Purchased Options	229	0	2,798	0	633	3,660
Swap Agreements	5,840	0	911	0	980	7,731

	$6,069	$0	$3,709	$35,012	$1,613	$46,403

	$11,930	$3	$4,902	$35,012	$1,862	$53,709

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$182	$0	$128	$0	$0	$310
Futures	3,699	0	258	0	114	4,071
Swap Agreements	0	0	0	0	247	247

	$3,881	$0	$386	$0	$361	$4,628

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,975	$0	$14,975
Written Options	479	0	1,135	1,547	1,423	4,584
Swap Agreements	2,300	67	210	9	1,556	4,142

	$2,779	$67	$1,345	$16,531	$2,979	$23,701

	$6,660	$67	$1,731	$16,531	$3,340	$28,329

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$509	$0	$142	$0	$(36)	$615
Written Options	(232)	0	604	0	38	410
Futures	18,519	0	4,478	0	(1,069)	21,928
Swap Agreements	0	143	0	0	(12,568)	(12,425)

	$18,796	$143	$5,224	$0	$(13,635)	$10,528

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,464	$0	$33,464
Purchased Options	870	0	0	110	(419)	561
Written Options	1,479	216	(386)	129	114	1,552
Swap Agreements	(67,285)	(64)	11,762	36	2,541	(53,010)

	$(64,936)	$152	$11,376	$33,739	$2,236	$(17,433)

	$(46,140)	$295	$16,600	$33,739	$(11,399)	$(6,905)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(156)	$0	$1,424	$0	$3	$1,271
Written Options	177	0	(564)	0	(40)	(427)
Futures	(3,657)	0	32	0	(198)	(3,823)
Swap Agreements	0	(12)	0	0	(3,541)	(3,553)

	$(3,636)	$(12)	$892	$0	$(3,776)	$(6,532)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,650	$0	$21,650
Purchased Options	(155)	0	926	(2)	(454)	315
Written Options	(79)	(19)	710	(793)	122	(59)
Swap Agreements	1,625	13	225	(9)	(1,625)	229

	$1,391	$(6)	$1,861	$20,846	$(1,957)	$22,135

	$(2,245)	$(18)	$2,753	$20,846	$(5,733)	$15,603

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$60,187	$0	$60,187
Industrials	0	10,633	0	10,633
Utilities	0	764	0	764
Municipal Bonds & Notes
West Virginia	0	162	0	162
U.S. Government Agencies	0	21,813	0	21,813
U.S. Treasury Obligations	0	291,466	0	291,466
Mortgage-Backed Securities	0	15,948	0	15,948
Asset-Backed Securities	0	16,567	0	16,567
Sovereign Issues	0	139,357	0	139,357
Common Stocks
Consumer Discretionary	10,904	0	0	10,904
Consumer Staples	1,519	0	0	1,519
Energy	5,408	0	0	5,408
Health Care	6,200	0	0	6,200
Industrials	6,170	0	0	6,170
Information Technology	3,884	0	0	3,884
Materials	3,753	0	0	3,753
Exchange-Traded Funds	40,920	0	0	40,920
Short-Term Instruments
Certificates of Deposit	0	2,600	0	2,600
Repurchase Agreements	0	52,926	0	52,926
Short-Term Notes	0	85,391	0	85,391
Mexico Treasury Bills	0	4,377	0	4,377
U.S. Treasury Bills	0	16,841	0	16,841
	$78,758	$719,032	$0	$797,790

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Mutual Funds	$110,500	$0	$0	$110,500
Short-Term Instruments
Central Funds Used for Cash Management Purposes	40,480	0	0	40,480
	$150,980	$0	$0	$150,980

Total Investments	$229,738	$719,032	$0	$948,770

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,586)	$0	$(21,586)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,888	418	0	7,306
Over the counter	0	46,344	59	46,403
	$6,888	$46,762	$59	$53,709

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,253)	(373)	0	(4,626)
Over the counter	0	(23,325)	(376)	(23,701)
	$(4,253)	$(23,698)	$(376)	$(28,327)

Totals	$232,373	$720,510	$(317)	$952,566

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

88	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO RealEstateRealReturn Strategy Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

ANNUAL REPORT	MARCH 31, 2015	89

Notes to Financial Statements (Cont.)

that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Real Return Asset Fund, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Real Return Asset Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s

90	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2015

valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

ANNUAL REPORT	MARCH 31, 2015	91

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of

92	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2015

the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

ANNUAL REPORT	MARCH 31, 2015	93

Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of

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restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds, (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2015 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Markets Currency Fund	$117,756	$91,499	$(81,806)	$(4,212)	$(12,737)	$110,500	$3,117	$0
PIMCO Short-Term Floating NAV Portfolio	28	0	(10)	0	0	18	0	0
PIMCO Short-Term Floating NAV Portfolio III	22,538	1,100,127	(1,082,080)	(127)	4	40,462	228	0
Totals	$140,322	$1,191,626	$(1,163,896)	$(4,339)	$(12,733)	$150,980	$3,345	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities,

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but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$21	$4,500	$(4,510)	$0	$0	$11	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	669,213	566,885	(1,236,160)	80	0	18	685	0

† A zero balance may reflect actual amounts rounding to less than one thousand.
Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$800	$962,561	$(963,190)	$(21)	$0	$150	$60	$0
PIMCO RealEstateRealReturn Strategy Fund	301,474	4,817,974	(5,022,700)	(771)	(27)	95,950	1,475	0
PIMCO CommoditiesPLUS® Strategy Fund	1,007,886	2,361,203	(3,263,800)	(8,130)	26	97,185	10,204	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the

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security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss.

Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of

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an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike value.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default,

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cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and

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a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business, the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

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Notes to Financial Statements (Cont.)

Market Risks  A Fund’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Fund (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, the Fund (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a

Fund’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds’), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Underlying PIMCO Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

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have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to

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Notes to Financial Statements (Cont.)

counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund III and VII, Ltd. (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (“Consolidated Funds”), respectively, in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or

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repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund
	PIMCO Cayman Commodity Fund III, Ltd.	PIMCO Cayman Commodity Fund VII, Ltd.
Date of Incorporation	04/14/2010	08/01/2011
Subscription Agreement	05/07/2010	08/31/2011
Consolidated Fund Net Assets	$4,075,248	$664,363
Subsidiary % of Consolidated Fund Net Assets	27.7%	19.0%
Subsidiary Financial Statement Information
Total assets	$1,542,531	$193,402
Total liabilities	415,377	67,303
Net assets	$1,127,154	$126,099
Total income	1,882	229
Net investment income (loss)	(8,227)	(1,484)
Net realized gain (loss)	(2,267,731)	(47,830)
Net change in unrealized appreciation (depreciation)	(84,407)	(2,589)
Increase (decrease) in net assets resulting from operations	$(2,360,365)	$(51,903)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Real Return Asset Fund	0.30%		0.25%	0.35%	N/A	0.40%	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%		0.25%	0.35%	N/A	0.40%	0.40%
PIMCO CommoditiesPLUS® Strategy Fund	0.49%		0.25%	0.35%	0.25%	0.50%	0.50%
PIMCO Inflation Response Multi-Asset Fund	0.65%	(1)	0.25%	0.35%	N/A	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2015, to waive 0.10% of the Investment Advisory Fee from 0.65%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the

Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Real Return Asset Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2015, the amount was $1,198,090.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a

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management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2015, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO CommoditiesPLUS® Strategy Fund	$10,057
PIMCO Inflation Response Multi-Asset Fund	1,710

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Return Asset Fund	$2,036,830	$541,171
PIMCO RealEstateRealReturn Strategy Fund	2,717,105	2,050,377
PIMCO CommoditiesPLUS® Strategy Fund	253,801	311,932
PIMCO Inflation Response Multi-Asset Fund	102,757	102,701

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Real Return Asset Fund	$4,179,250	$1,128,735	$633,035	$128,185
PIMCO RealEstateRealReturn Strategy Fund	6,623,660	7,654,847	654,768	508,730
PIMCO CommoditiesPLUS® Strategy Fund	1,366,151	1,540,024	2,710,420	1,712,339
PIMCO Inflation Response Multi-Asset Fund	3,073,003	3,105,064	652,016	480,995

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Real Return Asset Fund (1)				PIMCO RealEstateRealReturn Strategy Fund (2)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	376,862	$3,188,924	52,039	$436,247	168,025	$795,814	607,807	$2,627,939
Class P	554	4,721	285	2,535	27,015	122,693	21,154	99,928
Class D	111	944	0	0	52,045	224,596	26,235	121,213
Class A	0	0	0	0	42,474 ^	178,548 ^	40,806	183,335
Class B	0	0	0	0	8	36	44	180
Class C	0	0	0	0	19,711	76,013	22,642	95,077
Issued as reinvestment of distributions
Institutional Class	1,165	9,925	3,783	30,219	129,388	525,107	41,079	164,121
Class P	9	76	49	405	6,728	26,802	2,033	8,225
Class D	0	0	0	0	19,384	72,380	6,815	26,275
Class A	0	0	0	0	20,217	75,223	7,938	30,443
Class B	0	0	0	0	59	201	34	124
Class C	0	0	0	0	15,191	50,363	4,132	14,624
Cost of shares redeemed
Institutional Class	(48,188)	(408,289)	(47,271)	(392,050)	(535,543)	(2,523,910)	(161,453)	(681,662)
Class P	(384)	(3,252)	(1,387)	(12,015)	(22,102)	(97,749)	(40,718)	(175,702)
Class D	0	0	0	0	(47,051)	(197,260)	(87,141)	(370,581)
Class A	0	0	0	0	(46,965)	(198,043)	(72,524)	(296,855)
Class B	0	0	0	0	(340)^	(1,284)^	(198)	(771)
Class C	0	0	0	0	(18,120)	(68,515)	(31,598)	(118,518)
Net increase (decrease) resulting from Fund share transactions	330,129	$2,793,049	7,498	$65,341	(169,876)	$(938,985)	387,087	$1,727,395

108	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2015

	PIMCO CommoditiesPLUS® Strategy Fund (3)				PIMCO Inflation Response Multi-Asset Fund (4)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	174,474	$1,688,759	126,946	$1,359,835	72,476	$722,463	63,598	$608,395
Class P	124,132	1,168,309	182,526	1,962,651	29	281	331	3,293
Administrative Class	925	8,651	0	0	0	0	0	0
Class D	38,828	380,629	12,706	135,792	708	6,699	1,565	15,161
Class A	5,207	50,210	66,831	710,934	639	6,198	534	5,203
Class C	1,387	12,980	1,567	16,444	80	771	191	1,846
Class R	161	1,544	120	1,285	45	411	20	191
Issued as reinvestment of distributions
Institutional Class	16,517	148,112	1,485	15,831	6,084	53,185	238	2,237
Class P	4,063	36,038	47	497	18	155	2	16
Administrative Class	14	121	0	0	0	0	0	0
Class D	1,298	11,612	16	173	156	1,351	7	61
Class A	228	2,142	76	808	115	993	2	17
Class C	73	625	2	16	24	203	0	3
Class R	7	63	0	1	3	30	0	0
Cost of shares redeemed
Institutional Class	(193,929)	(1,712,820)	(60,041)	(641,911)	(80,185)	(766,442)	(10,308)	(98,281)
Class P	(171,342)	(1,459,223)	(74,982)	(793,056)	(245)	(2,326)	(453)	(4,325)
Administrative Class	(218)	(1,941)	0	0	0	0	0	0
Class D	(21,293)	(182,319)	(3,566)	(37,799)	(1,108)	(10,262)	(3,612)	(33,691)
Class A	(9,034)	(89,463)	(62,302)	(683,623)	(703)	(6,553)	(813)	(7,697)
Class C	(1,254)	(10,628)	(507)	(5,287)	(157)	(1,447)	(269)	(2,550)
Class R	(79)	(687)	(24)	(255)	(14)	(125)	0	(2)
Net increase (decrease) resulting from Fund share transactions	(29,835)	$52,714	190,900	$2,042,336	(2,035)	$5,585	51,033	$489,877

(1)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 93% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 44% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 39% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 22% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 169 Class B shares in the amount of $592 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options,

ANNUAL REPORT	MARCH 31, 2015	109

Notes to Financial Statements (Cont.)

futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Real Return Asset Fund	$13,512	$—	$33,851	$(3,214)	$(29,056)	$—	$—
PIMCO RealEstateRealReturn Strategy Fund	143,215	—	(54,597)	(3,688)	(91,768)	—	—
PIMCO CommoditiesPLUS™ Strategy Fund	644,301	—	(729,540)	(1,058)	—	—	—
PIMCO Inflation Response Multi-Asset Fund	19,589	—	(55,637)	(557)	(8,209)	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, real estate investment trusts (REITs), and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Real Return Asset Fund	$—	$—	$—	$—
PIMCO RealEstateRealReturn Strategy Fund*	—	8,079	49,321	—
PIMCO CommoditiesPLUS™ Strategy Fund	—	—	—	—
PIMCO Inflation Response Multi-Asset Fund	—	—	—	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

110	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2015

As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Return Asset Fund	$16,284	$12,772
PIMCO RealEstateRealReturn Strategy Fund	34,368	—
PIMCO CommoditiesPLUS™ Strategy Fund	—	—
PIMCO Inflation Response Multi-Asset Fund	5,897	2,312

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Real Return Asset Fund	$4,149,625	$63,913	$(23,559)	$40,354
PIMCO RealEstateRealReturn Strategy Fund	3,535,366	39,180	(72,338)	(33,158)
PIMCO CommoditiesPLUS™ Strategy Fund	4,923,912	25,075	(748,585)	(723,510)
PIMCO Inflation Response Multi-Asset Fund	1,001,597	12,162	(64,989)	(52,827)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, real estate investment trusts (REITs), treasury inflation-protected securities (TIPS), and sale/buyback transactions.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Real Return Asset Fund	$10,015	$—	$—	$25,087	$4,482	$1,245
PIMCO RealEstateRealReturn Strategy Fund	775,004	—	—	243,259	11,968	—
PIMCO CommoditiesPLUS™ Strategy Fund	271,702	—	—	24,059	1,581	—
PIMCO Inflation Response Multi-Asset Fund	55,999	—	—	2,347	—	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Asset Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (four series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for PIMCO Real Return Asset Fund, PIMCO RealEstateRealReturn Strategy Fund, and PIMCO Inflation Response Multi-Asset Fund for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

112	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited	TOR	Toronto-Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	THB	Thai Baht
COP	Colombian Peso	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter
COMEX	Commodity Exchange, Inc.	NYB	ICE Futures U.S. Softs
EOP	Euronext Derivatives Paris	NYMEX	New York Mercantile Exchange

Index Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	DTDBRTCO	Dated Brent Crack Calendar Swap	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap
BCOMF3T	Bloomberg 3-Month Forward Total Return Commodity	DWRTFT	Dow Jones Wilshire REIT Total Return Index	LLSBRT 2H15	2nd Half 2015 LLS-Brent Spread Calendar Swap
BCOMGC	Bloomberg Gold Sub-Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	PLTMLNPM	London Platinum & Palladium Market PM Fix
CDX.IG	Credit Derivatives Index - Investment Grade	GSCI	Goldman Sachs Commodity Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPI	Consumer Price Index	JETNWECO	NWE CIF Jet Fuel Crack Spread	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNICP	JPMorgan Nic P Custom Index	UKRPI	United Kingdom Retail Price Index
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	KOSPI	Korea Composite Stock Price Index	ULSD	Ultra-Low Sulfur Diesel

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	RMBS	Residential Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBD	To Be Determined
CDO	Collateralized Debt Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2015	113

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Real Return Asset Fund	0.00%	0.00%	$10,015	$—
PIMCO RealEstateRealReturn Strategy Fund	0.00%	0.00%	122,218	—
PIMCO CommoditiesPLUS™ Strategy Fund	0.00%	0.00%	263,498	8,204
PIMCO Inflation Response Multi-Asset Fund	0.00%	0.00%	55,599	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

114	PIMCO REAL RETURN STRATEGY FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	115

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

116	PIMCO REAL RETURN STRATEGY FUNDS

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	117

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

118	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	119

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3006AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Money Market Fund

PIMCO Short Asset Investment Fund

PIMCO Short-Term Fund

Share Classes

■	Institutional
■	M
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO SHORT DURATION STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.)

economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Retail” money market funds as defined in the Amendments are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. “Institutional prime” money market funds as defined by the Amendments are money market funds that do not qualify as retail or government money market funds. The Amendments have staggered compliance dates. Compliance with a majority of the Amendments will be required on October 14, 2016, two years after the effective date for the Amendments. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). At this time, management is evaluating the potential impact of the Amendments on the PIMCO money market funds.

4	PIMCO SHORT DURATION STRATEGY FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market Fund or PIMCO Money Market Fund.) The Cumulative Returns Chart reflects only Institutional Class performance (or Class M in the case of the PIMCO Government Money

Market Fund). Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class (or Class M) performance due to the lower expenses paid by Institutional Class (or Class M) shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Institutional Class (or Class M) of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class M, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Government Money Market Fund	01/27/09	—	01/27/09	05/14/09	—	—	05/14/09	05/14/09	—
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	12/31/09	02/02/98	—	—	—	—
PIMCO Low Duration Fund III	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	—
PIMCO Money Market Fund	03/01/91	03/01/91	—	—	01/25/95	—	01/13/97	01/13/97	—
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12	05/31/12	—	—
PIMCO Short-Term Fund	10/07/87	10/07/87	—	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund). The prior Institutional Class (or Class M) performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO Government Money Market Fund

Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Treasury Repurchase Agreements	86.0%
Short-Term Notes	7.3%
Government Agency Repurchase Agreements	6.7%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class M	0.02%	0.03%	0.06%
PIMCO Government Money Market Fund Class P	0.02%	0.03%	0.05%
PIMCO Government Money Market Fund Class A	0.02%	0.02%	0.04%
PIMCO Government Money Market Fund Class C	0.02%	0.02%	0.04%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	0.08%	*
Lipper Institutional U.S. Government Money Markets Funds Average	0.01%	0.02%	0.03%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.18% for Class M shares, 0.28% for Class P shares, 0.33% for Class A shares, and 0.33% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity decreased over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund increased its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries.

»	The Fund decreased its exposure to U.S. Treasury securities in order to limit exposure to interest rate changes.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX
Class P - PDRPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	49.7%
Mortgage-Backed Securities	15.7%
U.S. Treasury Obligations	15.6%
U.S. Government Agencies	9.5%
Asset-Backed Securities	7.9%
Short-Term Instruments‡	0.1%
Other	1.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	0.53%	1.96%	3.34%	4.67%
PIMCO Low Duration Fund II Class P	0.42%	1.85%	3.24%	4.57%
PIMCO Low Duration Fund II Administrative Class	0.27%	1.70%	3.08%	4.41%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.00%	1.02%	2.62%	4.17%
Lipper Short Investment Grade Debt Funds Average	0.93%	1.97%	2.78%	4.31%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.50% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to investment grade corporate debt benefited absolute performance as this sector posted positive returns during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to commercial mortgage-backed securities benefited performance as this sector generally posted positive returns during the reporting period.

»	Short exposure to the thirty-year portion of the U.S. yield curve during most of the reporting period detracted from performance as thirty-year yields declined during this period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Low Duration Fund III

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	33.8%
U.S. Treasury Obligations	15.0%
U.S. Government Agencies	12.0%
Sovereign Issues	11.3%
Mortgage-Backed Securities	10.2%
Asset-Backed Securities	9.1%
Short-Term Instruments‡	6.8%
Other	1.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration Fund III Institutional Class	1.44%	2.74%	3.78%	4.49%
PIMCO Low Duration Fund III Class P	1.34%	2.64%	3.67%	4.39%
PIMCO Low Duration Fund III Administrative Class	1.19%	2.49%	3.52%	4.23%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.00%	1.02%	2.62%	3.67%
Lipper Short Investment Grade Debt Funds Average	0.93%	1.97%	2.78%	3.69%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged principally in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to investment grade corporate securities contributed to absolute performance as this sector generated positive returns during the reporting period.

»	Exposure to high yield corporate securities contributed to performance as this sector generated positive returns during the reporting period.

»	Exposure to Italian duration (or sensitivity to changes in market interest rates) added to performance as Italian yields declined over the reporting period.

»	Short exposure to the Japanese yen and the euro added to performance as both currencies depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to the thirty-year portion of the U.S. yield curve detracted from performance as thirty-year yields declined during the reporting period.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Money Market Fund

Institutional Class - PMIXX	Class A - PYAXX
Administrative Class - PMAXX	Class C - PKCXX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Treasury Repurchase Agreements	88.1%
Short-Term Notes	10.2%
Government Agency Repurchase Agreements	1.7%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Institutional Class	0.02%	0.04%	1.48%	2.92%
PIMCO Money Market Fund Administrative Class	0.02%	0.04%	1.38%	2.73%
PIMCO Money Market Fund Class A	0.02%	0.04%	1.38%	2.72%
PIMCO Money Market Fund Class C	0.02%	0.04%	1.38%	2.72%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	2.90%	*
Lipper Institutional Money Market Funds Average	0.03%	0.05%	1.52%	3.02%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.32% for Institutional Class shares, 0.32% for Administrative Class shares, 0.47% for Class A shares and 0.47% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by complying with the quality, maturity and diversification of securities requirements applicable to money market funds.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity decreased over the reporting period, reducing the Fund’s sensitivity to changes in interest rates.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund increased its exposure to Agency securities during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	Class D - PAIUX
Class P - PAIPX	Class A - PAIAX
Administrative Class - PAIQX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	68.6%
Short-Term Instruments‡	10.8%
Asset-Backed Securities	8.2%
Mortgage-Backed Securities	4.1%
U.S. Government Agencies	3.4%
Other	4.9%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	0.50%	1.08%
PIMCO Short Asset Investment Fund Class P	0.40%	0.98%
PIMCO Short Asset Investment Fund Administrative Class	0.25%	0.83%
PIMCO Short Asset Investment Fund Class D	0.15%	0.74%
PIMCO Short Asset Investment Fund Class A	0.15%	0.73%
PIMCO Short Asset Investment Fund Class A (adjusted)	-2.09%	-0.07%
Citi 3-Month Treasury Bill Index	0.03%	0.05%
Lipper Short Investment Grade Debt Funds Average	0.93%	1.38%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.35% for Institutional Class shares, 0.45% for Class P shares, 0.60% for Administrative Class shares, 0.70% for Class D shares, and 0.70% for Class A shares.

Portfolio Insights

»

The PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to the investment grade corporate sector benefited absolute performance as the sector generally posted positive returns during the reporting period.

»	Holdings of South Korean U.S. dollar-denominated corporate debt benefited performance as these securities generally posted positive returns during the reporting period.

»	Holdings of U.S. Agency debt benefited performance as these securities generally posted positive total returns during the reporting period.

»	Holdings of commercial mortgage-backed securities benefited performance as these securities generally posted positive total returns during the reporting period.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short-Term Fund

Institutional Class - PTSHX	Class A - PSHAX
Class P - PTSPX	Class C - PFTCX
Administrative Class - PSFAX	Class R - PTSRX
Class D - PSHDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	61.8%
Short-Term Instruments‡	12.7%
Asset-Backed Securities	6.1%
U.S. Treasury Obligations	5.6%
Mortgage-Backed Securities	5.2%
Sovereign Issues	5.1%
Other	3.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	1.00%	1.46%	2.72%	4.58%
PIMCO Short-Term Fund Class P	0.90%	1.36%	2.62%	4.49%
PIMCO Short-Term Fund Administrative Class	0.75%	1.21%	2.47%	4.32%
PIMCO Short-Term Fund Class D	0.75%	1.20%	2.44%	4.29%
PIMCO Short-Term Fund Class A	0.75%	1.19%	2.41%	4.19%
PIMCO Short-Term Fund Class A (adjusted)	-1.52%	0.73%	2.18%	4.12%
PIMCO Short-Term Fund Class C	0.45%	0.89%	2.11%	3.88%
PIMCO Short-Term Fund Class C (adjusted)	-0.54%	0.89%	2.11%	3.88%
PIMCO Short-Term Fund Class R	0.50%	0.94%	2.16%	4.02%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	3.47%	*
Lipper Ultra-Short Obligation Funds Average	0.40%	0.91%	2.04%	4.66%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.71% for Class D shares, 0.71% for Class A shares, 1.01% for Class C shares, and 0.96% for Class R shares.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to investment grade credit benefited absolute performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) benefited performance as these securities generally posted positive total returns during the reporting period.

»	Holdings of commercial mortgage-backed securities (“CMBS”) benefited performance as these securities generally posted positive total returns during the reporting period.

»	An allocation to high yield credit benefited performance as the sector generally posted positive returns during the reporting period.

»	Short currency positions in the euro and the Japanese yen benefited performance as these currencies depreciated against the U.S. dollar during the reporting period.

»	Short exposure to U.K. interest rates detracted from performance as U.K. yields declined during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Class M	$1,000.00	$1,000.10	$0.55	$1,000.00	$1,024.38	$0.56	0.11%
Class P	1,000.00	1,000.10	0.65	1,000.00	1,024.28	0.66	0.13
Class A	1,000.00	1,000.10	0.65	1,000.00	1,024.28	0.66	0.13
Class C	1,000.00	1,000.10	0.65	1,000.00	1,024.28	0.66	0.13
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,001.50	$2.54	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,001.00	3.04	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,000.30	3.79	1,000.00	1,021.14	3.83	0.76
PIMCO Low Duration Fund III
Institutional Class	$1,000.00	$1,008.80	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,008.30	3.00	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,007.50	3.75	1,000.00	1,021.19	3.78	0.75
PIMCO Money Market Fund
Institutional Class	$1,000.00	$1,000.20	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Administrative Class	1,000.00	1,000.20	0.65	1,000.00	1,024.28	0.66	0.13
Class A	1,000.00	1,000.20	0.65	1,000.00	1,024.28	0.66	0.13
Class C	1,000.00	1,000.20	0.65	1,000.00	1,024.28	0.66	0.13

12	PIMCO SHORT DURATION STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,000.60	$1.30	$1,000.00	$1,023.64	$1.31	0.26%
Class P	1,000.00	1,000.10	1.80	1,000.00	1,023.14	1.82	0.36
Administrative Class	1,000.00	999.30	2.54	1,000.00	1,022.39	2.57	0.51
Class D	1,000.00	998.80	3.04	1,000.00	1,021.89	3.07	0.61
Class A	1,000.00	998.80	3.04	1,000.00	1,021.89	3.07	0.61
PIMCO Short-Term Fund
Institutional Class	$1,000.00	$1,002.00	$2.35	$1,000.00	$1,022.59	$2.37	0.47%
Class P	1,000.00	1,001.50	2.84	1,000.00	1,022.09	2.87	0.57
Administrative Class	1,000.00	1,000.80	3.59	1,000.00	1,021.34	3.63	0.72
Class D	1,000.00	1,000.80	3.59	1,000.00	1,021.34	3.63	0.72
Class A	1,000.00	1,000.80	3.59	1,000.00	1,021.34	3.63	0.72
Class C	1,000.00	999.30	5.08	1,000.00	1,019.85	5.14	1.02
Class R	1,000.00	999.50	4.84	1,000.00	1,020.09	4.89	0.97

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	13

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

14	PIMCO SHORT DURATION STRATEGY FUNDS

Index	Description

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Government Money Market Fund
Class M
03/31/2015	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00)^	$0.00	$(0.00)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class P
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class A
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
Class C
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^

PIMCO Low Duration Fund II
Institutional Class
03/31/2015	$9.90	$0.08		$(0.03)	$0.05		$(0.11)	$0.00	$(0.11)
03/31/2014	10.02	0.08		(0.06)	0.02		(0.13)	(0.01)	(0.14)
03/31/2013	10.05	0.08		0.26	0.34		(0.19)	(0.18)	(0.37)
03/31/2012	9.97	0.12		0.15	0.27		(0.18)	(0.01)	(0.19)
03/31/2011	10.06	0.17		0.12	0.29		(0.23)	(0.15)	(0.38)
Class P
03/31/2015	9.90	0.08		(0.04)	0.04		(0.10)	0.00	(0.10)
03/31/2014	10.02	0.09		(0.08)	0.01		(0.12)	(0.01)	(0.13)
03/31/2013	10.05	0.06		0.27	0.33		(0.18)	(0.18)	(0.36)
03/31/2012	9.97	0.11		0.15	0.26		(0.17)	(0.01)	(0.18)
03/31/2011	10.06	0.18		0.10	0.28		(0.22)	(0.15)	(0.37)
Administrative Class
03/31/2015	9.90	0.06		(0.03)	0.03		(0.09)	0.00	(0.09)
03/31/2014	10.02	0.05		(0.06)	(0.01)		(0.10)	(0.01)	(0.11)
03/31/2013	10.05	0.05		0.26	0.31		(0.16)	(0.18)	(0.34)
03/31/2012	9.97	0.10		0.15	0.25		(0.16)	(0.01)	(0.17)
03/31/2011	10.06	0.15		0.12	0.27		(0.21)	(0.15)	(0.36)

PIMCO Low Duration Fund III
Institutional Class
03/31/2015	$9.83	$0.07		$0.07	$0.14		$(0.28)	$0.00	$(0.28)
03/31/2014	9.97	0.11		(0.10)	0.01		(0.15)	(0.00)^	(0.15)
03/31/2013	9.91	0.16		0.31	0.47		(0.25)	(0.16)	(0.41)
03/31/2012	9.89	0.16		0.13	0.29		(0.20)	(0.07)	(0.27)
03/31/2011	9.74	0.17		0.26	0.43		(0.19)	(0.09)	(0.28)
Class P
03/31/2015	9.83	0.06		0.07	0.13		(0.27)	0.00	(0.27)
03/31/2014	9.97	0.10		(0.10)	0.00		(0.14)	(0.00)^	(0.14)
03/31/2013	9.91	0.14		0.32	0.46		(0.24)	(0.16)	(0.40)
03/31/2012	9.89	0.15		0.13	0.28		(0.19)	(0.07)	(0.26)
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)	0.05		(0.07)	(0.09)	(0.16)

Please see footnotes on page 20.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$1.00	0.02%	$574,154	0.10%		0.18%		0.10%		0.18%		0.00	%†	NA
1.00	0.01	304,191	0.09		0.18		0.09		0.18		0.01		NA
1.00	0.05	441,479	0.17		0.18		0.17		0.18		0.03		NA
1.00	0.03	290,969	0.10		0.18		0.10		0.18		0.02		NA
1.00	0.06	665,082	0.18		0.18		0.18		0.18		0.04		NA

1.00	0.02	1,138	0.09		0.28		0.09		0.28		0.01		NA
1.00	0.01	3,657	0.09		0.28		0.09		0.28		0.01		NA
1.00	0.03	3,575	0.19		0.28		0.19		0.28		0.01		NA
1.00	0.03	520	0.13		0.28		0.13		0.28		0.02		NA
1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		NA

1.00	0.02	9,826	0.09		0.33		0.09		0.33		0.01		NA
1.00	0.01	16,109	0.07	(b)	0.34	(b)	0.07	(b)	0.34	(b)	0.01		NA
1.00	0.03	7,067	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	6,006	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	2,568	0.20		0.43		0.20		0.43		0.02		NA

1.00	0.02	3,393	0.09		0.33		0.09		0.33		0.01		NA
1.00	0.01	4,895	0.08	(b)	0.34	(b)	0.08	(b)	0.34	(b)	0.01		NA
1.00	0.03	1,672	0.19		0.43		0.19		0.43		0.01		NA
1.00	0.03	1,879	0.10		0.43		0.10		0.43		0.02		NA
1.00	0.03	1,444	0.20		0.43		0.20		0.43		0.02		NA

$9.84	0.53%	$382,254	0.50%		0.50%		0.50%		0.50%		0.82%		170%
9.90	0.19	630,917	0.50		0.50		0.50		0.50		0.80		355
10.02	3.41	689,767	0.50		0.50		0.50		0.50		0.76		647
10.05	2.74	825,256	0.50		0.50		0.50		0.50		1.19		1,022
9.97	2.96	463,238	0.50		0.50		0.50		0.50		1.68		718

9.84	0.42	1,542	0.60		0.60		0.60		0.60		0.82		170
9.90	0.09	16,460	0.60		0.60		0.60		0.60		0.94		355
10.02	3.31	1,134	0.60		0.60		0.60		0.60		0.63		647
10.05	2.64	700	0.60		0.60		0.60		0.60		1.10		1,022
9.97	2.86	817	0.60		0.60		0.60		0.60		1.84		718

9.84	0.27	9,909	0.75		0.75		0.75		0.75		0.58		170
9.90	(0.06)	26,223	0.75		0.75		0.75		0.75		0.55		355
10.02	3.15	26,875	0.75		0.75		0.75		0.75		0.48		647
10.05	2.49	24,904	0.75		0.75		0.75		0.75		0.95		1,022
9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45		718

$9.69	1.44%	$194,553	0.50%		0.50%		0.50%		0.50%		0.75%		159%
9.83	0.13	273,186	0.50		0.50		0.50		0.50		1.10		383
9.97	4.83	252,007	0.50		0.50		0.50		0.50		1.56		515
9.91	2.91	235,959	0.50		0.50		0.50		0.50		1.61		496
9.89	4.48	215,419	0.50		0.50		0.50		0.50		1.68		460

9.69	1.34	31,019	0.60		0.60		0.60		0.60		0.61		159
9.83	0.03	19,387	0.60		0.60		0.60		0.60		0.99		383
9.97	4.73	11,199	0.60		0.60		0.60		0.60		1.39		515
9.91	2.80	3,232	0.60		0.60		0.60		0.60		1.52		496
9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74	*	460

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Low Duration Fund III (Cont.)
Administrative Class
03/31/2015	$9.83	$0.05		$0.06	$0.11		$(0.25)		$0.00	$(0.25)
03/31/2014	9.97	0.08		(0.09)	(0.01)		(0.13)		(0.00)^	(0.13)
03/31/2013	9.91	0.12		0.33	0.45		(0.23)		(0.16)	(0.39)
03/31/2012	9.89	0.14		0.12	0.26		(0.17)		(0.07)	(0.24)
03/31/2011	9.74	0.14		0.27	0.41		(0.17)		(0.09)	(0.26)

PIMCO Money Market Fund
Institutional Class
03/31/2015	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Administrative Class
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Class A
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
Class C
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^

PIMCO Short Asset Investment Fund
Institutional Class
03/31/2015	$10.07	$0.07		$(0.02)	$0.05		$(0.08)		$(0.02)	$(0.10)
03/31/2014	10.07	0.06		0.02	0.08		(0.07)		(0.01)	(0.08)
05/31/2012 - 03/31/2013	10.00	0.03		0.15	0.18		(0.04)		(0.07)	(0.11)
Class P
03/31/2015	10.07	0.05		(0.01)	0.04		(0.07)		(0.02)	(0.09)
03/31/2014	10.07	0.05		0.02	0.07		(0.06)		(0.01)	(0.07)
05/31/2012 - 03/31/2013	10.00	0.03		0.14	0.17		(0.03)		(0.07)	(0.10)
Administrative Class
03/31/2015	10.07	0.05		(0.02)	0.03		(0.06)		(0.02)	(0.08)
03/31/2014	10.07	0.04		0.01	0.05		(0.04)		(0.01)	(0.05)
05/31/2012 - 03/31/2013	10.00	0.02		0.14	0.16		(0.02)		(0.07)	(0.09)
Class D
03/31/2015	10.07	0.03		(0.01)	0.02		(0.05)		(0.02)	(0.07)
03/31/2014	10.07	0.03		0.01	0.04		(0.03)		(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)		(0.07)	(0.08)
Class A
03/31/2015	10.07	0.03		(0.01)	0.02		(0.05)		(0.02)	(0.07)
03/31/2014	10.07	0.03		0.01	0.04		(0.03)		(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)		(0.07)	(0.08)

Please see footnotes on page 20.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.69	1.19%	$6,904	0.75%		0.75%		0.75%		0.75%		0.48%		159%
9.83	(0.12)	5,855	0.75		0.75		0.75		0.75		0.82		383
9.97	4.58	2,486	0.75		0.75		0.75		0.75		1.22		515
9.91	2.65	665	0.75		0.75		0.75		0.75		1.38		496
9.89	4.22	296	0.75		0.75		0.75		0.75		1.42		460

1.00	0.02	286,243	0.10		0.32		0.10		0.32		0.01		NA
1.00	0.01	227,395	0.08		0.32		0.08		0.32		0.01		NA
1.00	0.04	180,079	0.18		0.32		0.18		0.32		0.03		NA
1.00	0.06	376,987	0.10		0.32		0.10		0.32		0.04		NA
1.00	0.06	290,401	0.22		0.32		0.22		0.32		0.04		NA

1.00	0.02	123,989	0.10		0.32		0.10		0.32		0.01		NA
1.00	0.01	104,535	0.06	(c)	0.38	(c)	0.06	(c)	0.38	(c)	0.01		NA
1.00	0.04	179,878	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06	182,873	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04		NA

1.00	0.02	181,714	0.10		0.47		0.10		0.47		0.01		NA
1.00	0.01	235,292	0.08	(b)	0.49	(b)	0.08	(b)	0.49	(b)	0.01		NA
1.00	0.04	161,739	0.18		0.57		0.18		0.57		0.02		NA
1.00	0.06	171,555	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	186,888	0.22		0.57		0.22		0.57		0.05		NA

1.00	0.02	73,651	0.10		0.47		0.10		0.47		0.01		NA
1.00	0.01	113,891	0.07	(b)	0.48	(b)	0.07	(b)	0.48	(b)	0.01		NA
1.00	0.04	58,387	0.18		0.57		0.18		0.57		0.03		NA
1.00	0.06	79,279	0.09		0.57		0.09		0.57		0.04		NA
1.00	0.06	95,215	0.22		0.57		0.22		0.57		0.05		NA

$10.02	0.50%	$231,977	0.26%		0.36%		0.24%		0.34%		0.71%		2,324%
10.07	0.78	151,103	0.25		0.35		0.24		0.34		0.64		882
10.07	1.79	54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301

10.02	0.40	496	0.36		0.46		0.34		0.44		0.53		2,324
10.07	0.68	1,949	0.35		0.45		0.34		0.44		0.52		882
10.07	1.70	78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301

10.02	0.25	438	0.51		0.61		0.49		0.59		0.46		2,324
10.07	0.53	1,109	0.50		0.60		0.49		0.59		0.38		882
10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301

10.02	0.15	4,888	0.61		0.71		0.59		0.69		0.30		2,324
10.07	0.43	8,853	0.60		0.70		0.59		0.69		0.30		882
10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301

10.02	0.15	6,168	0.61		0.71		0.59		0.69		0.34		2,324
10.07	0.43	5,359	0.60		0.70		0.59		0.69		0.28		882
10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short-Term Fund
Institutional Class
03/31/2015	$9.88	$0.08	$0.02	$0.10	$(0.14)	$(0.05)	$(0.19)
03/31/2014	9.89	0.11	(0.01)	0.10	(0.10)	(0.01)	(0.11)
03/31/2013	9.80	0.10	0.12	0.22	(0.10)	(0.03)	(0.13)
03/31/2012	9.89	0.12	0.01	0.13	(0.13)	(0.09)	(0.22)
03/31/2011	9.87	0.10	0.07	0.17	(0.10)	(0.05)	(0.15)
Class P
03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	(0.18)
03/31/2014	9.89	0.10	(0.01)	0.09	(0.09)	(0.01)	(0.10)
03/31/2013	9.80	0.09	0.12	0.21	(0.09)	(0.03)	(0.12)
03/31/2012	9.89	0.11	0.01	0.12	(0.12)	(0.09)	(0.21)
03/31/2011	9.87	0.09	0.07	0.16	(0.09)	(0.05)	(0.14)
Administrative Class
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.08	0.07	0.15	(0.08)	(0.05)	(0.13)
Class D
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07	0.07	0.14	(0.07)	(0.05)	(0.12)
Class A
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07	0.07	0.14	(0.07)	(0.05)	(0.12)
Class C
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	(0.14)
03/31/2014	9.89	0.05	0.00	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.05	0.12	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07	0.00	0.07	(0.07)	(0.09)	(0.16)
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)
Class R
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	(0.14)
03/31/2014	9.89	0.06	(0.01)	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.06	0.11	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07	0.01	0.08	(0.08)	(0.09)	(0.17)
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.10% to 0.00%.
(c)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.25% to 0.00%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.20%.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.79	1.00%	$10,827,073	0.46%		0.46%		0.45%		0.45%		0.86%	283%
9.88	1.00	10,141,064	0.46		0.46		0.45		0.45		1.07	252
9.89	2.27	7,101,022	0.46		0.46		0.45		0.45		1.05	180
9.80	1.28	5,669,635	0.46		0.46		0.45		0.45		1.24	307
9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03	182

9.79	0.90	426,732	0.56		0.56		0.55		0.55		0.75	283
9.88	0.90	520,949	0.56		0.56		0.55		0.55		0.97	252
9.89	2.17	393,917	0.56		0.56		0.55		0.55		0.96	180
9.80	1.18	506,161	0.56		0.56		0.55		0.55		1.13	307
9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93	182

9.79	0.75	1,779,070	0.71		0.71		0.70		0.70		0.60	283
9.88	0.75	1,889,250	0.71		0.71		0.70		0.70		0.82	252
9.89	2.02	2,771,619	0.71		0.71		0.70		0.70		0.80	180
9.80	1.03	2,911,630	0.71		0.71		0.70		0.70		0.99	307
9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78	182

9.79	0.75	423,665	0.71		0.71		0.70		0.70		0.60	283
9.88	0.75	531,673	0.71		0.71		0.70		0.70		0.82	252
9.89	2.02	467,348	0.71		0.71		0.70		0.70		0.80	180
9.80	1.02	411,209	0.72	(d)	0.72	(d)	0.71	(d)	0.71	(d)	0.99	307
9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73	182

9.79	0.75	641,931	0.71		0.71		0.70		0.70		0.60	283
9.88	0.75	988,553	0.71		0.71		0.70		0.70		0.83	252
9.89	2.02	1,191,580	0.71		0.71		0.70		0.70		0.81	180
9.80	1.02	1,035,520	0.72	(d)	0.72	(d)	0.71	(d)	0.71	(d)	0.98	307
9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68	182

9.79	0.45	190,986	1.01		1.01		1.00		1.00		0.30	283
9.88	0.45	258,462	1.01		1.01		1.00		1.00		0.52	252
9.89	1.71	196,056	1.01		1.01		1.00		1.00		0.50	180
9.80	0.72	220,406	1.02	(d)	1.02	(d)	1.01	(d)	1.01	(d)	0.68	307
9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38	182

9.79	0.50	77,909	0.96		0.96		0.95		0.95		0.35	283
9.88	0.50	59,154	0.96		0.96		0.95		0.95		0.57	252
9.89	1.77	24,513	0.96		0.96		0.95		0.95		0.57	180
9.80	0.77	8,753	0.97	(e)	0.97	(e)	0.96	(e)	0.96	(e)	0.73	307
9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44	182

ANNUAL REPORT	MARCH 31, 2015	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

Assets:
Investments, at value
Investments in securities*	$437,763	$429,876	$248,333	$667,786	$262,646	$15,867,689
Investments in Affiliates	0	409	2,191	0	3,635	263
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	85	76	0	0	4,413
Over the counter	0	1,499	8,595	0	0	114,023
Cash	0	0	20	0	15	52,164
Deposits with counterparty	0	1,629	1,888	0	863	67,319
Foreign currency, at value	0	0	587	0	0	8,844
Receivable for investments sold	0	17,322	21,168	0	2,991	602,644
Receivable for Fund shares sold	158,388	464	50	576	73	22,051
Interest and dividends receivable	7	1,453	763	13	1,307	75,717
Dividends receivable from Affiliates	0	0	2	0	3	65
Other assets	0	1	0	0	0	20
	596,158	452,738	283,673	668,375	271,533	16,815,212

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$16,027	$0	$0	$7,850	$680,146
Payable for sale-buyback transactions	0	10,649	0	0	0	99,530
Payable for short sales	0	4,550	0	0	0	1,178,675
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	250	139	0	393	65,121
Over the counter	0	480	2,282	0	8	20,874
Payable for investments purchased	6,079	25,567	41,736	0	4,101	260,074
Payable for investments in Affiliates purchased	0	0	2	0	3	65
Deposits from counterparty	0	1,230	6,553	0	0	98,419
Payable for Fund shares redeemed	1,508	100	377	2,701	15,128	38,385
Dividends payable	1	12	8	1	19	348
Accrued investment advisory fees	48	82	48	57	21	3,005
Accrued supervisory and administrative fees	10	82	50	18	31	2,440
Accrued distribution fees	0	3	1	0	1	517
Accrued servicing fees	0	0	0	0	1	189
Reimbursement to PIMCO	0	0	0	0	9	0
Other liabilities	1	1	1	1	1	58
	7,647	59,033	51,197	2,778	27,566	2,447,846

Net Assets	$588,511	$393,705	$232,476	$665,597	$243,967	$14,367,366

Net Assets Consist of:
Paid in capital	$588,479	$398,822	$235,814	$665,549	$244,742	$14,453,325
Undistributed (overdistributed) net investment income	(7)	1,008	(5,544)	(1)	(19)	22,714
Accumulated undistributed net realized gain (loss)	39	(6,450)	(1,847)	49	(327)	(53,085)
Net unrealized appreciation (depreciation)	0	325	4,053	0	(429)	(55,588)
	$588,511	$393,705	$232,476	$665,597	$243,967	$14,367,366

Cost of Investments in securities	$437,763	$427,641	$249,376	$667,786	$262,793	$15,992,329
Cost of Investments in Affiliates	$0	$409	$2,191	$0	$3,635	$263
Cost of Foreign Currency Held	$0	$0	$592	$0	$0	$8,872
Proceeds Received on Short Sales	$0	$4,521	$0	$0	$0	$1,177,124
Cost or Premiums of Financial Derivative Instruments, net	$0	$1,111	$181	$0	$(406)	$(65,088)

* Includes repurchase agreements of:	$405,796	$465	$130	$599,750	$191	$698,786

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

Net Assets:
Institutional Class	NA	$382,254	$194,553	$286,243	$231,977	$10,827,073
Class M	$574,154	NA	NA	NA	NA	NA
Class P	1,138	1,542	31,019	NA	496	426,732
Administrative Class	NA	9,909	6,904	123,989	438	1,779,070
Class D	NA	NA	NA	NA	4,888	423,665
Class A	9,826	NA	NA	181,714	6,168	641,931
Class C	3,393	NA	NA	73,651	NA	190,986
Class R	NA	NA	NA	NA	NA	77,909

Shares Issued and Outstanding:
Institutional Class	NA	38,845	20,080	286,234	23,147	1,105,542
Class M	574,124	NA	NA	NA	NA	NA
Class P	1,138	157	3,201	NA	49	43,574
Administrative Class	NA	1,007	713	123,985	44	181,660
Class D	NA	NA	NA	NA	488	43,260
Class A	9,825	NA	NA	181,708	615	65,547
Class C	3,393	NA	NA	73,649	NA	19,501
Class R	NA	NA	NA	NA	NA	7,955

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	NA	$9.84	$9.69	$1.00	$10.02	$9.79
Class M	$1.00	NA	NA	NA	NA	NA
Class P	1.00	9.84	9.69	NA	10.02	9.79
Administrative Class	NA	9.84	9.69	1.00	10.02	9.79
Class D	NA	NA	NA	NA	10.02	9.79
Class A	1.00	NA	NA	1.00	10.02	9.79
Class C	1.00	NA	NA	1.00	NA	9.79
Class R	NA	NA	NA	NA	NA	9.79

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	23

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III

Investment Income:
Interest, net of foreign taxes*	$536	$6,559	$3,092
Dividends	0	0	0
Dividends from Investments in Affiliates	0	681	266
Total Income	536	7,240	3,358

Expenses:
Investment advisory fees	580	1,369	672
Supervisory and administrative fees	314	1,374	695
Distribution and/or servicing fees - Administrative Class	0	48	17
Distribution and/or servicing fees - Class D	0	0	0
Distribution fees - Class B	0	0	0
Distribution fees - Class C	0	0	0
Distribution fees - Class R	0	0	0
Servicing fees - Class A	0	0	0
Servicing fees - Class B	0	0	0
Servicing fees - Class C	0	0	0
Servicing fees - Class R	0	0	0
Trustee fees	2	1	1
Interest expense	5	23	3
Miscellaneous expense	23	1	0
Total Expenses	924	2,816	1,388
Waiver and/or Reimbursement by PIMCO	(413)	0	0
Net Expenses	511	2,816	1,388

Net Investment Income	25	4,424	1,970

Net Realized Gain (Loss):
Investments in securities	49	993	(4,583)
Investments in Affiliates	0	(435)	(116)
Exchange-traded or centrally cleared financial derivative instruments	0	1,649	(819)
Over the counter financial derivative instruments	0	3,297	5,117
Short sales	0	0	0
Foreign currency	0	0	9
Net Realized Gain (Loss)	49	5,504	(392)

Net Change in Unrealized Appreciation (Depreciation)
Investments in securities	0	(1,293)	(3,665)
Investments in Affiliates	0	(8)	(6)
Exchange-traded or centrally cleared financial derivative instruments	0	(3,800)	(601)
Over the counter financial derivative instruments	0	(1,412)	6,356
Short sales	0	0	0
Foreign currency assets and liabilities	0	0	(39)
Net Change in Unrealized Appreciation (Depreciation)	0	(6,513)	2,045
Net Gain (Loss)	49	(1,009)	1,653

Net Increase in Net Assets Resulting from Operations	$74	$3,415	$3,623

* Foreign tax withholdings	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Money Market Fund		PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$752		$1,697	$191,735
0		0	181
0		294	1,191
752		1,991	193,107

796		410	36,675
1,770		300	29,853
0		1	4,724
0		14	1,225
0	^	0	3 ^
0		0	682
0		0	179
0		16	2,037
0	^	0	1 ^
0		0	569
0		0	179
2		1	48
4		40	1,632
32		10	3
2,604		792	77,810
(1,886)		(206)	0
718		586	77,810

34		1,405	115,297

79		511	(16,639)
0		(216)	(449)
0		(171)	(17,624)
0		9	162,472
0		0	(230)
0		0	4,683
79		133	132,213

0		(104)	(180,822)
0		0	(5)
0		(290)	(17,970)
0		8	95,270
0		0	(1,130)
0		0	87
0		(386)	(104,570)
79		(253)	27,643

$113		$1,152	$142,940

$0		$0	$30

ANNUAL REPORT	MARCH 31, 2015	25

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration Fund III

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$25	$20	$4,424	$5,517	$1,970	$3,051
Net realized gain (loss)	49	50	5,504	(4,685)	(392)	(1,057)
Net change in unrealized appreciation (depreciation)	0	0	(6,513)	(393)	2,045	(1,541)
Net increase in net assets resulting from operations	74	70	3,415	439	3,623	453

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(6,184)	(8,759)	(6,041)	(3,960)
Class M	(73)	(33)	0	0	0	0
Class P	(0)	(0)	(64)	(62)	(756)	(212)
Administrative Class	0	0	(177)	(286)	(178)	(53)
Class D	0	0	0	0	0	0
Class A	(2)	(2)	0	0	0	0
Class B	0	0	0	0	0	0
Class C	(1)	(1)	0	0	0	0
Class R	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	(548)	0	(41)
Class P	0	0	0	(8)	0	(2)
Administrative Class	0	0	0	(23)	0	(1)
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(76)	(36)	(6,425)	(9,686)	(6,975)	(4,269)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	259,661	(124,975)	(276,885)	(34,929)	(62,600)	36,552

Total Increase (Decrease) in Net Assets	259,659	(124,941)	(279,895)	(44,176)	(65,952)	32,736

Net Assets:
Beginning of year	328,852	453,793	673,600	717,776	298,428	265,692
End of year*	$588,511	$328,852	$393,705	$673,600	$232,476	$298,428

* Including undistributed (overdistributed) net investment income of:	$(7)	$(7)	$1,008	$908	$(5,544)	$(218)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Money Market Fund		PIMCO Short Asset Investment Fund		PIMCO Short-Term Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$34	$39	$1,405	$764	$115,297	$133,705
79	125	133	255	132,213	26,802
0	0	(386)	(51)	(104,570)	(27,089)
113	164	1,152	968	142,940	133,418

(79)	(20)	(1,603)	(741)	(154,542)	(89,953)
0	0	0	0	0	0
0	0	(8)	(13)	(6,602)	(4,287)
(24)	(9)	(3)	(2)	(22,424)	(19,883)
0	0	(24)	(36)	(5,622)	(4,030)
(49)	(20)	(30)	(13)	(9,047)	(9,005)
(0)^	(0)	0	0	(2)^	(1)
(22)	(11)	0	0	(1,922)	(1,201)
0	0	0	0	(680)	(233)

0	0	(289)	(113)	(56,107)	(6,270)
0	0	(1)	(5)	(2,301)	(296)
0	0	(1)	(1)	(9,447)	(1,650)
0	0	(7)	(10)	(2,290)	(348)
0	0	(12)	(5)	(3,535)	(725)
0	0	0	0	(2)^	(1)
0	0	0	0	(1,052)	(174)
0	0	0	0	(362)	(32)

(174)	(60)	(1,978)	(939)	(275,937)	(138,089)

(18,797)	100,890	76,420	107,946	110,617	2,247,595

(18,858)	100,994	75,594	107,975	(22,380)	2,242,924

684,455	583,461	168,373	60,398	14,389,746	12,146,822
$ 665,597	$684,455	$243,967	$168,373	$14,367,366	$14,389,746

$(1)	$0	$(19)	$29	$(22,714)	$(33,676)

ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Government Money Market Fund

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.4%

SHORT-TERM INSTRUMENTS 74.4%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 5.0%
$29,296

TREASURY REPURCHASE AGREEMENTS (a) 64.0%
376,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.4%
Federal Home Loan Bank
0.190% due 09/29/2015	$7,640	$7,639
0.200% due 09/10/2015	24,330	24,328

		31,967

Total Short-Term Instruments (Cost $437,763)		437,763

Total Investments in Securities (Cost $437,763)		437,763

MARKET VALUE (000S)
Total Investments 74.4% (Cost $437,763)	$437,763

Other Assets and Liabilities, net 25.6%	150,748

Net Assets 100.0%	$588,511

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GSC	0.340%	03/31/2015	04/01/2015	$20,700	Freddie Mac 3.500% due 09/01/2042	$(21,388)	$20,700	$20,700
SSB	0.000%	03/31/2015	04/01/2015	8,596	Fannie Mae 2.200% due 10/17/2022	(8,773)	8,596	8,596

Treasury Repurchase Agreements
BCY	0.300%	03/31/2015	04/01/2015	4,600	U.S. Treasury Notes 0.625% due 08/15/2016	(4,692)	4,600	4,600
IND	0.250%	03/31/2015	04/01/2015	59,000	U.S. Treasury Notes 2.750% due 02/15/2019	(60,238)	59,000	59,000
MBC	0.350%	03/31/2015	04/01/2015	118,900	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(122,166)	118,900	118,901
MSC	0.250%	03/31/2015	04/01/2015	29,500	U.S. Treasury Bonds 3.750% due 11/15/2043	(30,182)	29,500	29,500
RDR	0.320%	03/31/2015	04/01/2015	59,000	U.S. Treasury Notes 2.750% due 02/15/2024	(60,282)	59,000	59,001
SCX	0.280%	03/31/2015	04/01/2015	59,000	U.S. Treasury Notes 2.250% - 3.000% due 08/31/2016 - 11/15/2024	(60,359)	59,000	59,001
TDM	0.280%	03/31/2015	04/01/2015	46,500	U.S. Treasury Notes 2.125% due 06/30/2021	(47,801)	46,500	46,500

Total Repurchase Agreements						$(415,881)	$405,796	$405,799

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$4,600	$0	$0	$0	$4,600	$(4,692)	$(92)
GSC	20,700	0	0	0	20,700	(21,388)	(688)
IND	59,000	0	0	0	59,000	(60,238)	(1,238)
MBC	118,901	0	0	0	118,901	(122,166)	(3,265)
MSC	29,500	0	0	0	29,500	(30,182)	(682)
RDR	59,001	0	0	0	59,001	(60,282)	(1,281)
SCX	59,001	0	0	0	59,001	(60,359)	(1,358)
SSB	8,596	0	0	0	8,596	(8,773)	(177)
TDM	46,500	0	0	0	46,500	(47,801)	(1,301)

Total Borrowings and Other Financing Transactions	$405,799	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$29,296	$0	$29,296
Treasury Repurchase Agreements	0	376,500	0	376,500
Short-Term Notes	0	31,967	0	31,967
Total Investments	$0	$437,763	$0	$437,763

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Low Duration Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.2%

CORPORATE BONDS & NOTES 54.3%

BANKING & FINANCE 19.1%
American Express Credit Corp.
0.565% due 09/22/2017	$8,800	$8,783
American International Group, Inc.
5.850% due 01/16/2018	8,575	9,586
Bank of America Corp.
1.031% due 09/15/2026	400	361
2.650% due 04/01/2019	8,500	8,669
5.650% due 05/01/2018	900	999
BB&T Corp.
0.950% due 01/15/2020	1,100	1,105
Bear Stearns Cos. LLC
6.400% due 10/02/2017	200	223
Caterpillar Financial Services Corp.
2.250% due 12/01/2019	700	711
HSBC Finance Corp.
0.692% due 06/01/2016	600	599
HSBC USA, Inc.
0.715% due 03/03/2017	4,000	4,002
0.868% due 11/13/2019	750	750
Jackson National Life Global Funding
1.250% due 02/21/2017	3,300	3,309
JPMorgan Chase & Co.
6.000% due 01/15/2018	800	895
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016	700	698
6.000% due 10/01/2017	3,500	3,878
Manufacturers & Traders Trust Co.
1.400% due 07/25/2017	9,300	9,330
Morgan Stanley
1.536% due 04/25/2018	200	203
6.625% due 04/01/2018	3,100	3,528
MUFG Union Bank N.A.
0.655% due 05/05/2017	7,900	7,889
Pacific Life Global Funding
2.155% due 02/06/2016	1,350	1,344
Prudential Covered Trust
2.997% due 09/30/2015	1,120	1,131
Wachovia Corp.
0.623% due 10/15/2016	7,000	6,987
WEA Finance LLC
1.750% due 09/15/2017	200	201

		75,181

INDUSTRIALS 27.5%
AbbVie, Inc.
1.750% due 11/06/2017	6,000	6,024
Amgen, Inc.
0.642% due 05/22/2017	2,900	2,901
2.500% due 11/15/2016	4,700	4,813
Anheuser-Busch InBev Finance, Inc.
2.150% due 02/01/2019	6,124	6,233
Anheuser-Busch InBev Worldwide, Inc.
2.875% due 02/15/2016	1,495	1,525
BMW U.S. Capital LLC
0.602% due 06/02/2017	6,000	5,999
Chevron Corp.
0.787% due 11/15/2021	9,000	9,037
Comcast Corp.
4.950% due 06/15/2016	7,000	7,355
Daimler Finance North America LLC
0.615% due 03/10/2017	4,700	4,707
2.950% due 01/11/2017	3,650	3,771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Gas Holdings LLC
2.500% due 12/15/2019	$500	$510
eBay, Inc.
0.735% due 08/01/2019	5,000	4,917
Georgia-Pacific LLC
2.539% due 11/15/2019	2,300	2,334
5.400% due 11/01/2020	2,000	2,285
Gilead Sciences, Inc.
3.050% due 12/01/2016	9,246	9,573
Lowe’s Cos., Inc.
0.685% due 09/10/2019	3,000	3,015
Medtronic, Inc.
1.071% due 03/15/2020	4,500	4,555
Merck & Co., Inc.
0.631% due 02/10/2020	1,000	1,005
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	400	454
Nissan Motor Acceptance Corp.
1.500% due 03/02/2018	2,500	2,513
1.950% due 09/12/2017	4,000	4,065
2.350% due 03/04/2019	2,400	2,446
Roche Holdings, Inc.
0.613% due 09/30/2019	9,000	9,025
SABMiller Holdings, Inc.
2.200% due 08/01/2018	500	506
UnitedHealth Group, Inc.
1.400% due 12/15/2017	400	403
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	8,500	8,513

		108,484

UTILITIES 7.7%
AT&T, Inc.
0.693% due 03/30/2017	1,500	1,498
0.900% due 02/12/2016	5,239	5,248
2.950% due 05/15/2016	100	102
Consumers Energy Co.
6.700% due 09/15/2019	100	120
DTE Energy Co.
2.400% due 12/01/2019	400	407
Duke Energy Corp.
1.625% due 08/15/2017	2,400	2,427
2.150% due 11/15/2016	1,200	1,224
Duke Energy Progress, Inc.
0.461% due 11/20/2017	4,500	4,499
OGE Energy Corp.
0.813% due 11/24/2017	4,000	4,000
Verizon Communications, Inc.
0.664% due 06/09/2017	1,000	999
1.801% due 09/15/2016	4,700	4,778
2.021% due 09/14/2018	200	209
2.500% due 09/15/2016	2,743	2,802
Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,824

		30,137

Total Corporate Bonds & Notes (Cost $212,791)		213,802

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 1.3%
California State Public Works Board Revenue Notes, Series 2011
4.029% due 12/01/2016	4,900	5,134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.3%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	$1,100	$1,099

Total Municipal Bonds & Notes (Cost $6,221)		6,233

U.S. GOVERNMENT AGENCIES 10.4%
Fannie Mae
0.624% due 10/25/2030	51	51
0.924% due 06/25/2040	3,156	3,206
1.321% due 07/01/2042	119	122
1.371% due 09/01/2041	393	402
1.521% due 08/01/2030	108	111
1.948% due 01/01/2035	122	130
2.159% due 07/01/2035	89	95
2.250% due 01/01/2024	35	36
2.488% due 11/01/2034	645	692
2.607% due 06/01/2035	1,031	1,107
3.060% due 12/01/2034	427	447
4.000% due 01/25/2033 - 05/01/2045	12,046	12,861
4.407% due 09/01/2028	65	70
4.500% due 08/01/2018 - 01/01/2036	4,606	4,945
4.911% due 06/01/2015	650	649
5.000% due 01/01/2030	337	376
5.824% due 12/25/2042	97	109
6.000% due 11/01/2016 - 11/01/2022	134	141
6.076% due 01/25/2040 (a)	4,190	667
8.000% due 11/25/2023	52	59
9.250% due 10/25/2018	1	1
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	626	643
Freddie Mac
0.000% due 05/15/2037 (b)	2,064	1,936
0.575% due 06/15/2018	15	15
0.725% due 07/15/2041	2,037	2,044
0.895% due 05/15/2037	661	676
1.314% due 02/25/2045	387	397
2.000% due 11/15/2026	3,794	3,851
2.272% due 07/01/2035	153	163
2.476% due 03/01/2035	76	79
6.000% due 02/01/2016 - 09/01/2016	7	8
6.276% due 04/15/2037 (a)	3,609	510
6.500% due 07/25/2043	720	850
8.500% due 06/01/2025	3	4
Freddie Mac Strips
9.401% due 08/15/2044	1,623	1,876
Ginnie Mae
1.625% due 04/20/2022 - 07/20/2030	806	836
Small Business Administration
4.310% due 04/01/2029	617	675

Total U.S. Government Agencies (Cost $40,195)		40,840

U.S. TREASURY OBLIGATIONS 17.1%
U.S. Treasury Inflation Protected Securities
0.125% due 04/15/2018 (e)	38,536	39,334
0.125% due 04/15/2019 (e)(g)(i)	15,465	15,776
0.625% due 07/15/2021	10,371	10,885
1.375% due 02/15/2044 (c)	1,003	1,183

Total U.S. Treasury Obligations (Cost $66,581)		67,178

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 17.1%
American Home Mortgage Investment Trust
2.069% due 10/25/2034	$478	$480
2.378% due 02/25/2045	225	224
BAMLL Commercial Mortgage Securities Trust
1.394% due 01/15/2028	2,000	2,003
Banc of America Commercial Mortgage Trust
5.536% due 04/10/2049	802	854
5.617% due 07/10/2046	407	428
Banc of America Funding Trust
2.645% due 05/25/2035	1,201	1,226
BCAP LLC Trust
0.341% due 09/26/2035	193	191
2.454% due 05/26/2036	2,103	2,124
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	587	594
2.354% due 02/25/2033	4	4
2.515% due 03/25/2035	98	98
2.594% due 02/25/2033	21	20
2.722% due 01/25/2034	125	129
5.422% due 02/25/2036	86	81
Bear Stearns ALT-A Trust
2.671% due 05/25/2035	647	629
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	86	92
Citigroup Commercial Mortgage Trust
6.134% due 12/10/2049	184	202
Citigroup Mortgage Loan Trust, Inc.
0.524% due 05/25/2037	215	213
2.230% due 09/25/2035	162	164
2.280% due 09/25/2035	189	190
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	5,145	5,378
5.299% due 01/15/2046	1,105	1,131
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036	700	602
2.408% due 11/25/2034	179	170
2.467% due 02/20/2035	302	299
2.535% due 11/19/2033	71	70
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	1,196	1,262
5.383% due 02/15/2040	163	171
5.648% due 03/15/2039	4,225	4,358
5.807% due 06/15/2038	436	456
5.971% due 02/15/2041	1,100	1,206
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	44	41
4.840% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
2.598% due 09/26/2047	623	614
DBRR Trust
0.853% due 02/25/2045	104	104
Extended Stay America Trust
2.958% due 12/05/2031	200	205
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	2,133	2,282
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	700	739
5.785% due 07/10/2038	548	569
GS Mortgage Securities Trust
3.206% due 02/10/2048	2,000	2,093
GSR Mortgage Loan Trust
2.235% due 06/25/2034	829	809
2.671% due 09/25/2035	1,202	1,208
HomeBanc Mortgage Trust
0.414% due 07/25/2035	3,177	2,935

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
0.524% due 02/25/2036	$1,864	$1,836
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	2,364	2,466
5.420% due 01/15/2049	94	99
5.794% due 02/12/2051	599	647
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051	729	758
JPMorgan Mortgage Trust
2.471% due 04/25/2035	1,813	1,811
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	474	497
5.424% due 02/15/2040	677	720
5.641% due 03/15/2039	774	799
MASTR Adjustable Rate Mortgages Trust
2.667% due 11/21/2034	1,848	1,887
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032	3,115	2,969
Merrill Lynch Mortgage Investors Trust
2.464% due 02/25/2035	396	397
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	400	428
Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	2,000	2,052
Morgan Stanley Capital Trust
5.413% due 03/12/2044	646	656
Prime Mortgage Trust
0.574% due 02/25/2034	62	59
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037	476	361
0.428% due 07/19/2035	180	174
0.838% due 09/19/2032	124	121
1.166% due 05/19/2035	2,200	2,139
8.010% due 06/25/2029	115	120
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032	3	3
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	53	52
Wachovia Bank Commercial Mortgage Trust
5.765% due 07/15/2045	3,861	4,010
WaMu Mortgage Pass-Through Certificates
0.444% due 07/25/2045	148	139
WaMu Mortgage Pass-Through Certificates Trust
0.444% due 12/25/2045	182	176
0.464% due 10/25/2045	120	111
0.858% due 01/25/2047	161	147
1.198% due 01/25/2046	789	765
1.328% due 11/25/2042	28	26
1.528% due 06/25/2042	59	57
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	699	710
2.628% due 06/25/2035	3,625	3,655

Total Mortgage-Backed Securities (Cost $67,778)		67,497

ASSET-BACKED SECURITIES 8.6%
Access Group, Inc.
0.486% due 07/25/2022	1,497	1,490
Accredited Mortgage Loan Trust
0.521% due 04/25/2035	4,918	4,877
Ally Auto Receivables Trust
0.680% due 07/17/2017	2,400	2,402
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	43	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.724% due 09/25/2034	$39	$39
1.417% due 08/15/2033	695	661
1.825% due 03/15/2032	259	248
Bear Stearns Asset-Backed Securities Trust
1.174% due 10/25/2037	539	508
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036	451	442
0.654% due 12/25/2031	97	73
Countrywide Asset-Backed Certificates Trust
0.701% due 05/25/2035	140	141
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036	21	12
Educational Services of America, Inc.
1.324% due 09/25/2040	1,044	1,055
First Franklin Mortgage Loan Trust
0.654% due 05/25/2035	100	93
0.834% due 04/25/2035	2,294	2,298
Fremont Home Loan Trust
0.234% due 01/25/2037	10	5
GSAMP Trust
0.244% due 12/25/2036	72	40
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036	114	50
Navient Private Education Loan Trust
1.402% due 12/15/2028	900	906
Navient Student Loan Trust
0.514% due 09/26/2022	3,300	3,301
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035	497	506
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.894% due 03/25/2035	500	458
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^	109	41
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024	4,735	4,695
0.461% due 12/15/2023	5,528	5,474
SLM Private Education Loan Trust
0.925% due 10/16/2023	428	429
1.275% due 12/15/2021	166	166
1.275% due 08/15/2023	2,657	2,670
Structured Asset Investment Loan Trust
1.149% due 10/25/2033	367	356
Vanderbilt Mortgage Finance
0.825% due 05/07/2026	391	385

Total Asset-Backed Securities (Cost $33,610)		33,861

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		465

Total Short-Term Instruments (Cost $465)		465

Total Investments in Securities (Cost $427,641)		429,876

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	41,229	$409

Total Short-Term Instruments (Cost $409)		409

Total Investments in Affiliates (Cost $409)		409

MARKET VALUE (000S)
Total Investments 109.3% (Cost $428,050)	$430,285

Financial Derivative Instruments (f)(h) 0.3% (Cost or Premiums, net $1,111)	854

Other Assets and Liabilities, net (9.6%)	(37,434)

Net Assets 100.0%	$393,705

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$465	Freddie Mac 2.080% due 10/17/2022	$(478)	$465	$465

Total Repurchase Agreements						$(478)	$465	$465

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.210%	02/26/2015	04/13/2015	$(5,041)	$(5,042)
	0.250%	03/16/2015	05/18/2015	(8,713)	(8,713)
JPS	0.230%	02/27/2015	05/27/2015	(2,272)	(2,272)

Total Reverse Repurchase Agreements					$(16,027)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.270%	03/19/2015	04/21/2015	$(1,317)	$(1,317)
	0.520%	03/27/2015	04/10/2015	(1,137)	(1,137)
GSC	0.250%	03/11/2015	04/14/2015	(1,542)	(1,542)
TDM	0.210%	02/19/2015	04/10/2015	(1,409)	(1,408)
	0.210%	02/20/2015	04/07/2015	(2,265)	(2,264)
	0.250%	03/10/2015	04/10/2015	(2,983)	(2,981)

Total Sale-Buyback Transactions					$(10,649)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $9,721 at a weighted average interest rate of 0.213%.
(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	04/01/2045	$1,000	$(1,122)	$(1,127)
Fannie Mae	6.000%	04/01/2045	3,000	(3,399)	(3,423)

Total Short Sales				$(4,521)	$(4,550)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $26,788 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(13,755)	$0	$(13,755)	$13,830	$75
JPS	0	(2,272)	0	(2,272)	2,271	(1)
SSB	465	0	0	465	(478)	(13)

Master Securities Forward Transaction Agreement
BPG	0	0	(2,454)	(2,454)	2,459	5
GSC	0	0	(1,542)	(1,542)	1,549	7
TDM	0	0	(6,653)	(6,653)	6,680	27

Total Borrowings and Other Financing Transactions	$465	$(16,027)	$(10,649)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$119.000	05/22/2015	84	$(25)	$(18)

Total Written Options				$(25)	$(18)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	205	$48	$8	$0
90-Day Eurodollar June Futures	Short	06/2018	341	(278)	0	(34)
90-Day Eurodollar March Futures	Short	03/2018	175	(227)	0	(20)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	334	(496)	0	(69)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	246	396	77	0

Total Futures Contracts				$(557)	$85	$(123)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	$43,000	$(779)	$(728)	$0	$(69)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	23,500	(976)	(487)	0	(40)

Total Swap Agreements					$(1,755)	$(1,215)	$0	$(109)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $821 and cash of $1,629 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$85	$0	$85	$(18)	$(123)	$(109)	$(250)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	57,500	$835	$589

Total Purchased Options								$835	$589

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018	$	57,500	$(702)	$(419)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/10/2015		20,000	(75)	(59)

Total Written Options								$(777)	$(478)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	566	$24,000	$(294)
Sales	228	738,600	(2,494)
Closing Buys	(76)	(330,300)	888
Expirations	(634)	(253,300)	980
Exercised	0	(101,500)	118

Balance at End of Period	84	$77,500	$(802)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	$ 3,400	$53	$7	$60	$0

BPS	Comcast Corp.	1.000%	09/20/2019	0.249%	100	3	0	3	0

BRC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	5,700	103	(1)	102	0
	JPMorgan Chase & Co.	1.000%	06/20/2019	0.506%	1,600	33	0	33	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%	900	7	9	16	0
	MetLife, Inc.	1.000%	06/20/2019	0.595%	7,600	150	(21)	129	0

DUB	General Electric Capital Corp.	1.000%	03/20/2019	0.466%	600	9	3	12	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%	500	8	0	8	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%	4,200	86	(16)	70	0

GST	Citigroup, Inc.	1.000%	06/20/2019	0.614%	9,400	130	23	153	0

MYC	John Deere Capital Corp.	1.000%	09/20/2016	0.117%	6,873	131	(38)	93	0

						$713	$(34)	$679	$0

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
CBK	MCDX-23 5-Year Index	1.000%	12/20/2019	$	26,300	$204	$(82)	$122	$0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		2,303	(12)	10	0	(2)

GST	MCDX-23 5-Year Index	1.000%	12/20/2019		18,900	138	(51)	87	0

MYC	MCDX-23 5-Year Index	1.000%	12/20/2019		4,800	35	(13)	22	0

						$365	$(136)	$231	$(2)

Total Swap Agreements						$1,078	$(170)	$910	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $55 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$60	$60	$0	$0	$0	$0	$60	$0	$60
BPS	0	0	3	3	0	0	0	0	3	0	3
BRC	0	0	280	280	0	0	0	0	280	(270)	10
CBK	0	0	121	121	0	0	0	0	121	(370)	(249)
DUB	0	0	91	91	0	0	0	0	91	(100)	(9)
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GLM	0	589	0	589	0	(419)	0	(419)	170	0	170
GST	0	0	240	240	0	0	0	0	240	(370)	(130)
MYC	0	0	115	115	0	(59)	0	(59)	56	(65)	(9)

Total Over the Counter	$0	$589	$910	$1,499	$0	$(478)	$(2)	$(480)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85	$85

Over the counter
Purchased Options	$0	$0	$0	$0	$589	$589
Swap Agreements	0	910	0	0	0	910

	$0	$910	$0	$0	$589	$1,499

	$0	$910	$0	$0	$674	$1,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	123	123
Swap Agreements	0	0	0	0	109	109

	$0	$0	$0	$0	$250	$250

Over the counter
Written Options	$0	$0	$0	$0	$478	$478
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$478	$480

	$0	$2	$0	$0	$728	$730

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$259	$259
Futures	0	0	0	0	2,607	2,607
Swap Agreements	0	3	0	0	(1,220)	(1,217)

	$0	$3	$0	$0	$1,646	$1,649

Over the counter
Written Options	$0	$0	$0	$0	$1,139	$1,139
Swap Agreements	0	2,158	0	0	0	2,158

	$0	$2,158	$0	$0	$1,139	$3,297

	$0	$2,161	$0	$0	$2,785	$4,946

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(14)	$(14)
Futures	0	0	0	0	(2,029)	(2,029)
Swap Agreements	0	0	0	0	(1,757)	(1,757)

	$0	$0	$0	$0	$(3,800)	$(3,800)

Over the counter
Purchased Options	$0	$0	$0	$0	$(246)	$(246)
Written Options	0	0	0	0	244	244
Swap Agreements	0	(1,410)	0	0	0	(1,410)

	$0	$(1,410)	$0	$0	$(2)	$(1,412)

	$0	$(1,410)	$0	$0	$(3,802)	$(5,212)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$75,181	$0	$75,181
Industrials	0	108,484	0	108,484
Utilities	0	30,137	0	30,137
Municipal Bonds & Notes
California	0	5,134	0	5,134
New Jersey	0	1,099	0	1,099
U.S. Government Agencies	0	40,840	0	40,840
U.S. Treasury Obligations	0	67,178	0	67,178
Mortgage-Backed Securities	0	67,393	104	67,497
Asset-Backed Securities	0	33,861	0	33,861
Short-Term Instruments
Repurchase Agreements	0	465	0	465
	$0	$429,772	$104	$429,876

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$409	$0	$0	$409

Total Investments	$409	$429,772	$104	$430,285

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,550)	$0	$(4,550)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	85	0	0	85
Over the counter	0	1,499	0	1,499
	$85	$1,499	$0	$1,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(123)	(127)	0	(250)
Over the counter	0	(480)	0	(480)
	$(123)	$(607)	$0	$(730)

Totals	$371	$426,114	$104	$426,589

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Low Duration Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.9%

BANK LOAN OBLIGATIONS 0.9%
Chrysler Group LLC
3.500% due 05/24/2017		$478	$479
H.J. Heinz Co.
3.250% due 06/05/2020		1,507	1,509

Total Bank Loan Obligations (Cost $1,982)			1,988

CORPORATE BONDS & NOTES 36.4%

BANKING & FINANCE 23.3%
Ally Financial, Inc.
2.750% due 01/30/2017		700	699
3.125% due 01/15/2016		100	101
3.250% due 02/13/2018		500	496
4.625% due 06/26/2015		800	805
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		200	202
Banco Santander Brasil S.A.
4.625% due 02/13/2017		200	207
Banco Santander Chile
3.750% due 09/22/2015		400	405
Bank of America Corp.
0.588% due 08/15/2016		100	99
1.031% due 09/15/2026		100	90
1.500% due 10/09/2015		200	201
3.700% due 09/01/2015		500	506
3.750% due 07/12/2016		600	619
6.500% due 08/01/2016		3,185	3,400
Bank of America N.A.
0.727% due 11/14/2016		500	501
Bankia S.A.
4.375% due 02/14/2017	EUR	100	115
BB&T Corp.
0.950% due 01/15/2020		$600	602
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	206
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		300	306
Bear Stearns Cos. LLC
6.400% due 10/02/2017		100	112
BPCE S.A.
1.364% due 03/06/2017	GBP	300	448
1.625% due 02/10/2017		$500	505
Capital One Financial Corp.
1.000% due 11/06/2015		1,400	1,402
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		100	102
Citigroup, Inc.
0.937% due 11/15/2016		900	902
1.216% due 07/25/2016		2,600	2,615
Credit Suisse
0.943% due 01/29/2018		1,000	1,004
Eksportfinans ASA
5.500% due 05/25/2016		1,500	1,561
5.500% due 06/26/2017		600	640
First Horizon National Corp.
5.375% due 12/15/2015		100	103
Ford Motor Credit Co. LLC
1.037% due 01/17/2017		1,000	1,002
1.182% due 11/04/2019		1,000	1,002
2.145% due 01/09/2018		500	506
3.000% due 06/12/2017		400	412
3.984% due 06/15/2016		300	309
General Motors Financial Co., Inc.
1.812% due 01/15/2020		700	702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 05/15/2016		$400	$405
3.000% due 09/25/2017		600	612
Goldman Sachs Group, Inc.
0.886% due 06/04/2017		700	700
1.417% due 04/23/2020		500	507
6.000% due 06/15/2020		500	584
7.500% due 02/15/2019		200	239
Hana Bank
4.000% due 11/03/2016		500	521
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		100	103
HBOS PLC
0.973% due 09/30/2016		300	300
HSBC USA, Inc.
0.868% due 11/13/2019		4,200	4,199
Industrial Bank of Korea
3.750% due 09/29/2016		800	828
International Lease Finance Corp.
5.750% due 05/15/2016		100	104
7.125% due 09/01/2018		900	1,012
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,400	1,419
JPMorgan Chase & Co.
0.772% due 03/01/2018		500	500
1.063% due 05/30/2017	GBP	1,200	1,766
6.000% due 01/15/2018		$600	671
Kookmin Bank
1.131% due 01/27/2017		1,800	1,811
LeasePlan Corp. NV
2.500% due 05/16/2018		200	202
3.000% due 10/23/2017		200	206
Metropolitan Life Global Funding
1.300% due 04/10/2017		500	503
MUFG Americas Holdings Corp.
0.826% due 02/09/2018		500	501
MUFG Union Bank N.A.
0.655% due 05/05/2017		900	899
Navient Corp.
5.500% due 01/15/2019		200	204
6.250% due 01/25/2016		167	172
Nordea Bank AB
0.616% due 04/04/2017		700	701
Novo Banco S.A.
4.000% due 01/21/2019	EUR	200	218
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	2,900	423
Pricoa Global Funding
1.350% due 08/18/2017		$2,200	2,200
Prudential Covered Trust
2.997% due 09/30/2015		350	354
Qatari Diar Finance Co.
3.500% due 07/21/2015		600	606
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		1,700	2,014
Santander Bank N.A.
1.182% due 01/12/2018		800	801
Shinhan Bank
0.901% due 04/08/2017		2,700	2,707
Springleaf Finance Corp.
5.750% due 09/15/2016		200	208
Sumitomo Mitsui Banking Corp.
0.834% due 01/16/2018		1,300	1,304
WEA Finance LLC
1.750% due 09/15/2017		200	201
Wells Fargo & Co.
3.676% due 06/15/2016		600	621

			54,213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.5%
BMW U.S. Capital LLC
0.602% due 06/02/2017		$2,600	$2,599
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		200	200
1.750% due 01/15/2018		100	100
CNPC General Capital Ltd.
1.450% due 04/16/2016		400	400
Comcast Corp.
5.900% due 03/15/2016		600	629
Dominion Gas Holdings LLC
2.500% due 12/15/2019		300	306
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		200	202
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		100	100
General Mills, Inc.
0.553% due 01/29/2016		1,100	1,100
Georgia-Pacific LLC
2.539% due 11/15/2019		800	812
5.400% due 11/01/2020		200	228
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	150
Humana, Inc.
7.200% due 06/15/2018		$300	349
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		200	244
Kinder Morgan, Inc.
3.050% due 12/01/2019		300	303
7.000% due 06/15/2017		200	221
7.250% due 06/01/2018		200	227
Korea National Oil Corp.
4.000% due 10/27/2016		1,200	1,250
Kraft Foods Group, Inc.
1.625% due 06/04/2015		500	501
Kroger Co.
0.787% due 10/17/2016		800	802
NBCUniversal Enterprise, Inc.
0.790% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		100	100
1.950% due 09/12/2017		100	102
Pearson Dollar Finance PLC
6.250% due 05/06/2018		200	224
Pioneer Natural Resources Co.
6.875% due 05/01/2018		500	567
Rock-Tenn Co.
4.450% due 03/01/2019		100	107
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		700	714
Southwestern Energy Co.
3.300% due 01/23/2018		100	102
4.050% due 01/23/2020		300	310
Telefonica Emisiones S.A.U.
5.375% due 02/02/2018	GBP	800	1,311
6.421% due 06/20/2016		$200	213
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	109
6.750% due 07/01/2018		200	230
Whirlpool Corp.
1.650% due 11/01/2017		200	201
Woodside Finance Ltd.
3.650% due 03/05/2025		100	99

			15,212

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.6%
AT&T, Inc.
2.950% due 05/15/2016	$100	$102
5.500% due 02/01/2018	2,648	2,917
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	100	94
Dayton Power & Light Co.
1.875% due 09/15/2016	200	202
DTE Energy Co.
2.400% due 12/01/2019	200	203
Orange S.A.
2.750% due 09/14/2016	2,700	2,762
Petrobras Global Finance BV
1.881% due 05/20/2016	1,300	1,232
2.631% due 03/17/2017	850	784
3.250% due 03/17/2017	100	93
3.875% due 01/27/2016	100	98
5.750% due 01/20/2020	700	653
Plains All American Pipeline LP
8.750% due 05/01/2019	100	125
Qtel International Finance Ltd.
3.375% due 10/14/2016	300	309
Sinopec Group Overseas Development Ltd.
1.172% due 04/10/2019	1,000	999
Sprint Communications, Inc.
9.125% due 03/01/2017	200	219
Verizon Communications, Inc.
0.664% due 06/09/2017	3,700	3,696
2.021% due 09/14/2018	300	313
2.500% due 09/15/2016	411	420

		15,221

Total Corporate Bonds & Notes (Cost $84,487)		84,646

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.5%

University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041	1,200	1,200

NEW JERSEY 0.7%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	1,500	1,498

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.355% due 04/01/2040	77	77

Total Municipal Bonds & Notes (Cost $2,778)		2,775

U.S. GOVERNMENT AGENCIES 12.9%
Fannie Mae
0.274% due 01/25/2021	22	22
0.374% due 10/27/2037	1,889	1,866
0.524% due 09/25/2042	98	99
0.624% due 06/25/2021	3	3
1.000% due 01/25/2043	88	86
1.074% due 06/25/2021 - 09/25/2021	53	54
1.321% due 07/01/2042	22	22
1.371% due 09/01/2041	71	73
1.521% due 09/01/2040	6	6
1.847% due 11/01/2034	11	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.959% due 05/01/2035		$20	$21
1.967% due 11/01/2035		15	15
2.145% due 11/01/2035		45	48
2.159% due 07/01/2035		16	17
2.256% due 08/01/2035		132	141
2.325% due 03/01/2035		4	5
2.949% due 08/01/2029		51	54
3.500% due 02/25/2043 (a)		2,675	403
4.000% due 05/01/2045		18,000	19,217
5.000% due 04/01/2028 - 07/25/2040		1,038	1,121
5.500% due 01/01/2025 - 04/01/2045		1,549	1,724
5.750% due 10/25/2035		39	43
5.824% due 12/25/2042		9	10
5.870% due 02/01/2031		18	19
6.000% due 03/01/2017 - 05/01/2037		84	94
7.500% due 07/25/2022		24	26
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037		473	472
2.980% due 12/06/2020		264	271
Freddie Mac
0.214% due 12/25/2036		120	120
0.575% due 06/15/2018		4	4
0.625% due 11/15/2030		3	3
0.885% due 10/15/2037		149	151
1.314% due 02/25/2045		55	57
2.000% due 11/15/2026		1,558	1,582
2.222% due 06/01/2035		97	103
2.272% due 07/01/2035		33	35
2.375% due 08/01/2035		104	111
5.000% due 12/01/2025 - 04/01/2045		546	606
6.000% due 03/01/2016 - 08/01/2016		3	3
6.500% due 07/25/2043		88	104
7.000% due 04/15/2023		10	11
Freddie Mac Strips
9.401% due 08/15/2044		764	883
Ginnie Mae
0.667% due 04/01/2065 (b)		300	300
0.725% due 12/16/2025		3	3
1.625% due 06/20/2027 - 02/20/2032		35	36
1.936% due 02/20/2041		162	163
2.000% due 05/20/2030		23	24
13.148% due 12/20/2032		7	7

Total U.S. Government Agencies (Cost $30,054)			30,250

U.S. TREASURY OBLIGATIONS 16.2%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018		17,190	17,546
0.125% due 04/15/2019 (i)		14,664	14,958
0.625% due 07/15/2021		4,148	4,354
1.375% due 02/15/2044 (i)		702	828

Total U.S. Treasury Obligations (Cost $37,324)			37,686

MORTGAGE-BACKED SECURITIES 11.0%
ACAEC Trust
1.000% due 06/15/2024	EUR	205	221
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$86	87
2.378% due 02/25/2045		28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.536% due 04/10/2049		$321	$342
5.617% due 07/10/2046		174	184
Banc of America Funding Trust
0.454% due 07/25/2037		183	159
2.645% due 05/25/2035		534	545
Banc of America Mortgage Trust
2.663% due 08/25/2034		349	344
3.090% due 03/25/2033		362	362
BCAP LLC Trust
0.341% due 09/26/2035		64	64
2.614% due 09/28/2036		695	693
Bear Stearns Adjustable Rate Mortgage Trust
2.594% due 02/25/2033		2	2
2.722% due 01/25/2034		19	20
Bear Stearns ALT-A Trust
2.651% due 09/25/2035		28	24
2.671% due 05/25/2035		116	112
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		86	92
Citigroup Commercial Mortgage Trust
6.134% due 12/10/2049		92	101
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037		100	73
2.510% due 10/25/2035		23	23
2.530% due 05/25/2035		40	39
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		1,979	2,068
5.299% due 01/15/2046		474	485
Commercial Mortgage Trust
1.077% due 06/11/2027		2,000	1,994
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		110	95
2.408% due 11/25/2034		69	65
2.467% due 02/20/2035		111	110
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		631	666
5.383% due 02/15/2040		244	257
5.448% due 01/15/2049		1	1
5.648% due 03/15/2039		1,664	1,717
5.807% due 06/15/2038		164	171
5.971% due 02/15/2041		600	658
Credit Suisse Mortgage Capital Certificates
2.536% due 09/27/2036		682	684
2.598% due 09/26/2047		623	614
DBRR Trust
0.853% due 02/25/2045		38	38
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035		52	52
Eurosail PLC
1.262% due 09/13/2045	GBP	171	253
1.512% due 06/13/2045		1,300	1,918
Extended Stay America Trust
2.958% due 12/05/2031		$200	205
First Horizon Alternative Mortgage Securities Trust
2.241% due 01/25/2035		464	460
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		965	1,033
GMAC Mortgage Corp. Loan Trust
2.738% due 11/19/2035		47	43
Granite Master Issuer PLC
0.316% due 12/20/2054		332	331
0.376% due 12/20/2054		47	47
0.825% due 12/20/2054	GBP	63	94
Granite Mortgages PLC
0.946% due 09/20/2044		20	30

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Great Hall Mortgages PLC
0.400% due 06/18/2039		$274	$260
GSR Mortgage Loan Trust
2.235% due 06/25/2034		29	28
2.671% due 09/25/2035		180	181
4.968% due 11/25/2035		219	211
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	374	548
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$946	986
5.397% due 05/15/2045		338	352
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051		273	284
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		65	61
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		211	221
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		14	13
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		300	321
Morgan Stanley Capital Trust
5.413% due 03/12/2044		277	281
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.454% due 12/25/2035		119	107
Prime Mortgage Trust
0.574% due 02/25/2034		7	7
Silverstone Master Issuer PLC
0.906% due 01/21/2070	GBP	800	1,192
Structured Adjustable Rate Mortgage Loan Trust
1.528% due 01/25/2035		$86	70
2.474% due 08/25/2034		147	146
2.545% due 02/25/2034		99	98
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		173	131
0.428% due 07/19/2035		52	51
0.454% due 02/25/2036		37	30
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032		1	1
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		288	277
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	49	52
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		$170	179
WaMu Mortgage Pass-Through Certificates Trust
0.444% due 12/25/2045		33	32
0.464% due 10/25/2045		205	190
0.858% due 01/25/2047		40	37
0.914% due 11/25/2034		101	96
1.528% due 06/25/2042		28	28
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041		4	4
Washington Mutual Mortgage Pass-Through Certificates Trust
2.024% due 02/25/2033		3	3
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 10/25/2035		934	940
2.618% due 06/25/2035		231	233

Total Mortgage-Backed Securities (Cost $25,586)			25,255

ASSET-BACKED SECURITIES 9.7%
ALM Ltd.
1.493% due 07/18/2022		283	283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.284% due 03/25/2035		$3,000	$2,393
Ares European CLO BV
0.338% due 08/15/2024	EUR	219	233
Avoca CLO PLC
0.372% due 01/16/2023		80	85
Bear Stearns Asset-Backed Securities Trust
1.174% due 10/25/2037		$225	211
Bridgeport CLO Ltd.
0.500% due 06/18/2021		1,157	1,148
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	168	178
Cavalry CLO Ltd.
1.528% due 01/16/2024		$1,000	997
CIFC Funding Ltd.
1.553% due 01/19/2023		1,100	1,101
Countrywide Asset-Backed Certificates
0.654% due 12/25/2031		16	12
Countrywide Asset-Backed Certificates Trust
0.914% due 12/25/2034		2,372	2,277
Educational Services of America, Inc.
1.324% due 09/25/2040		298	301
Elm CLO Ltd.
1.676% due 01/17/2023		1,000	1,000
Four Corners CLO Ltd.
0.526% due 01/26/2020		306	305
Franklin CLO Ltd.
0.531% due 06/15/2018		188	187
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		4	2
Goldentree Loan Opportunities Ltd.
0.952% due 10/18/2021		339	338
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		180	179
Hewett’s Island CDO Ltd.
0.484% due 06/09/2019		128	128
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		700	701
Inwood Park CDO Ltd.
0.482% due 01/20/2021		400	399
JPMorgan Mortgage Acquisition Corp.
0.404% due 05/25/2035		1,160	1,131
Jubilee CDO BV
0.365% due 08/21/2021	EUR	55	59
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$600	599
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		61	62
MASTR Asset-Backed Securities Trust
0.924% due 12/25/2034 ^		3,030	2,913
Mercator CLO PLC
0.283% due 02/18/2024	EUR	87	93
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 07/25/2036		$20	12
MT Wilson CLO Ltd.
0.482% due 07/11/2020		114	114
Navient Private Education Loan Trust
1.402% due 12/15/2028		200	201
Octagon Investment Partners Ltd.
0.497% due 04/23/2020		225	223
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		199	202
Prospero CLO BV
0.300% due 10/20/2022	EUR	840	898
RAAC Trust
0.654% due 03/25/2037		$178	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		$55	$20
SLC Student Loan Trust
0.337% due 11/15/2021		1	1
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024		203	201
0.461% due 12/15/2023		88	87
SLM Private Education Loan Trust
0.925% due 10/16/2023		214	215
1.275% due 12/15/2021		55	56
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	342	364
1.756% due 04/25/2023		$78	80
South Carolina Student Loan Corp.
1.012% due 03/02/2020		295	296
Stone Tower CLO Ltd.
0.487% due 04/17/2021		359	354
Structured Asset Investment Loan Trust
0.879% due 03/25/2034		168	156
1.149% due 10/25/2033		141	137
Sunrise SRL
0.542% due 08/27/2031	EUR	439	471
Voya CLO Ltd.
1.570% due 10/15/2022 (b)		$500	500
1.615% due 10/15/2022 (b)		500	497
Wood Street CLO BV
0.431% due 11/22/2021	EUR	94	100

Total Asset-Backed Securities (Cost $22,930)			22,673

SOVEREIGN ISSUES 12.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		200	158
Autonomous Community of Catalonia
4.750% due 06/04/2018		400	477
Autonomous Community of Valencia
3.250% due 07/06/2015		300	326
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	25,000	7,355
0.000% due 01/01/2016		32,100	9,144
0.000% due 04/01/2016		3,100	856
Export-Import Bank of Korea
1.003% due 01/14/2017		$500	503
1.121% due 09/17/2016		900	904
1.250% due 11/20/2015		1,100	1,103
5.375% due 10/04/2016		500	531
Korea Development Bank
0.882% due 01/22/2017		500	500
3.250% due 03/09/2016		1,200	1,225
Korea Housing Finance Corp.
3.500% due 12/15/2016		300	311
Korea Land & Housing Corp.
1.875% due 08/02/2017		200	200
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	530	38
5.000% due 06/16/2016 (d)		1,060	73
Province of Ontario
1.100% due 10/25/2017		$3,400	3,409
Republic of Germany
2.500% due 08/15/2046	EUR	700	1,158

Total Sovereign Issues (Cost $28,455)			28,271

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.4%

CERTIFICATES OF DEPOSIT 0.9%
Intesa Sanpaolo SpA
1.632% due 04/11/2016		$2,000	$2,007

COMMERCIAL PAPER 1.0%
Entergy Corp.
0.950% due 04/28/2015		2,300	2,298

REPURCHASE AGREEMENTS (f) 0.1%
			130

JAPAN TREASURY BILLS 0.0%
(0.003%) due 05/07/2015	JPY	10,000	83

MEXICO TREASURY BILLS 4.4%
3.011% due 04/16/2015 -05/28/2015 (c)	MXN	157,200	10,271

Total Short-Term Instruments (Cost $15,780)			14,789

Total Investments in Securities (Cost $249,376)			248,333

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio III	220,917	$2,191

Total Short-Term Instruments (Cost $2,191)		2,191

Total Investments in Affiliates (Cost $2,191)		2,191

Total Investments 107.8% (Cost $251,567)		$250,524

Financial Derivative Instruments (g)(h) 2.7% (Cost or Premiums, net $181)		6,250

Other Assets and Liabilities, net (10.5%)		(24,298)

Net Assets 100.0%		$232,476

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$130	Freddie Mac 2.080% due 10/17/2022	$(133)	$130	$130

Total Repurchase Agreements						$(133)	$130	$130

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $222 at a weighted average interest rate of 0.171%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$130	$0	$0	$0	$130	$(133)	$(3)

Total Borrowings and Other Financing Transactions	$130	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$119.000	05/22/2015	49	$(15)	$(11)

Total Written Options				$(15)	$(11)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	184	$(145)	$0	$(18)
90-Day Eurodollar March Futures	Short	03/2018	93	(121)	0	(11)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	22	2	1	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	65	138	20	(4)
Euro-Schatz June Futures	Long	06/2015	71	(0)	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	22	2	1	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	146	(217)	0	(30)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	53	105	16	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	230	(107)	13	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	6	(1)	0	0

Total Futures Contracts				$(344)	$51	$(68)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	1,000	$(24)	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-21 3-Year Index	1.000%	12/20/2016	$	1,900	$26	$(6)	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	$	21,300	$(386)	$(361)	$0	$(34)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		16,000	(251)	(237)	0	(26)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	200	(3)	(3)	0	0
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		300	(3)	(3)	0	0
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		1,900	(19)	(1)	0	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		2,800	(40)	(8)	0	0

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017	GBP	600	$(15)	$0	$0	$0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		100	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	3.925%	05/16/2016	MXN	178,200	(4)	(4)	1	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		93,900	(17)	1	2	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		120,000	(42)	(42)	13	0
Pay	28-Day MXN-TIIE	5.575%	03/16/2022		27,200	(15)	(15)	4	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		6,000	0	7	1	0
Pay	28-Day MXN-TIIE	6.410%	11/07/2029		16,600	10	18	4	0

						$(787)	$(650)	$25	$(60)

Total Swap Agreements						$(785)	$(656)	$25	$(60)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $1,888 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$51	$25	$76	$(11)	$(68)	$(60)	$(139)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		2,880		GBP	1,940	$0	$(2)
	05/2015		GBP	1,940	$		2,879	2	0

BOA	04/2015		EUR	530			580	10	0
	04/2015		ILS	7,199			1,819	10	0
	04/2015	$		302		AUD	396	0	0
	04/2015			324		EUR	288	0	(14)
	04/2015			6,187		JPY	739,512	0	(21)
	05/2015		CAD	2,762	$		2,517	337	0
	05/2015		JPY	739,512			6,189	20	0
	05/2015		MXN	3,385			221	0	0
	05/2015	$		651		EUR	606	1	0
	05/2015			9,074		JPY	1,100,000	102	0
	06/2015		EUR	1,498	$		2,037	424	0
	06/2015		ILS	390			99	1	0
	06/2015	$		175		EUR	134	0	(31)
	06/2016		EUR	4,446	$		6,088	1,257	0
	06/2016	$		253		EUR	187	0	(49)

BPS	04/2015		BRL	1,506	$		489	17	0
	04/2015		ILS	208			52	0	0
	04/2015	$		301		AUD	396	1	0
	04/2015			481		BRL	1,506	0	(9)
	05/2015			4,236		JPY	503,800	0	(34)
	05/2015			723		MXN	10,872	0	(12)
	06/2015		EUR	676	$		917	189	0
	06/2015	$		694		EUR	518	0	(137)

BRC	04/2015			162		INR	10,167	1	0
	05/2015		JPY	1,110,000	$		9,444	185	0
	05/2015		MXN	1,674			112	3	0
	06/2015		EUR	855			1,162	241	0
	06/2015	$		273		EUR	207	0	(50)
	06/2016		EUR	877	$		1,206	253	0

CBK	04/2015		AUD	777			604	12	0
	04/2015		BRL	1,919			586	0	(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		EUR	631	$		681	$ 3	$ 0
	04/2015	$		2,219		CAD	2,775	0	(28)
	05/2015		EUR	95	$		104	1	0
	05/2015		MXN	3,271			211	1	(4)
	05/2015	$		581		BRL	1,919	15	0
	05/2015			432		MXN	6,474	1	(9)
	06/2015		EUR	886	$		1,211	258	0
	06/2015	$		406		EUR	307	0	(76)
	06/2015			100		INR	6,299	0	0

DUB	04/2015		BRL	3,618	$		1,130	10	(13)
	04/2015		ILS	1,266			322	4	0
	04/2015		JPY	763,212			6,387	23	0
	04/2015		MXN	5,201			345	4	0
	04/2015	$		745		BRL	2,313	3	(23)
	05/2015		MXN	52,208	$		3,782	371	0
	05/2015	$		392		BRL	1,305	13	0
	06/2015		MXN	4,003	$		259	0	(2)
	06/2015	$		819		EUR	630	0	(141)
	07/2015		BRL	1,094	$		403	70	0
	10/2015		DKK	2,971			459	29	0
	02/2016		EUR	900			1,211	238	0
	06/2016			439			601	124	0
	06/2016	$		412		EUR	305	0	(81)

FBF	04/2015		BRL	4,381	$		1,366	0	(7)
	04/2015		MXN	42,979			2,931	115	0
	04/2015	$		1,988		BRL	6,300	13	(28)
	05/2015		MXN	15,342	$		1,120	117	0
	05/2015	$		121		MXN	1,839	0	(1)
	06/2015		EUR	1,232	$		1,672	346	0
	10/2015		BRL	25,000			7,306	0	(99)
	04/2016			3,100			862	0	(13)

GLM	04/2015			1,663			518	0	(3)
	04/2015		EUR	1,888			2,056	26	0
	04/2015		ILS	2,374			605	8	0
	04/2015		MXN	4,339			287	3	0
	04/2015	$		939		BRL	2,968	1	(10)
	04/2015			786		EUR	703	0	(30)
	04/2015			2,802		ILS	11,047	0	(25)
	04/2015			1,780		JPY	213,900	5	(2)
	04/2015			711		MXN	10,648	0	(13)
	05/2015		BRL	1,663	$		516	0	(1)
	05/2015		MXN	10,648			709	13	0
	06/2015		ILS	11,047			2,803	26	0
	06/2015		INR	16,833			266	0	0
	06/2015	$		3,054		EUR	2,286	0	(594)

HUS	04/2015		BRL	3,034	$		1,046	95	0
	04/2015	$		961		BRL	3,034	4	(15)
	04/2015			5,310		EUR	4,836	0	(110)
	05/2015		EUR	4,836	$		5,312	110	0
	05/2015	$		225		MXN	3,395	0	(3)

JPM	04/2015		BRL	1,258	$		429	35	0
	04/2015		EUR	2,778			3,000	31	(18)
	04/2015		JPY	190,200			1,577	0	(9)
	04/2015		MXN	10,784			733	27	0
	04/2015	$		399		BRL	1,258	1	(6)
	06/2015		ILS	138	$		34	0	0
	01/2016		BRL	32,100			9,480	211	0

MSB	04/2015			4,658			1,442	2	(19)
	04/2015		GBP	3,307			4,985	80	0
	04/2015		MXN	1,813			120	1	0
	04/2015	$		1,474		BRL	4,658	5	(19)
	04/2015			1,823		EUR	1,615	0	(86)
	05/2015		MXN	21,210	$		1,520	134	0
	06/2015		EUR	1,147			1,572	338	0
	08/2015		SAR	402			107	0	0
	08/2015	$		107		SAR	402	0	0
	06/2016		EUR	1,119	$		1,539	323	0

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	06/2015		EUR	859	$		1,168	$243	$0
	06/2016			2,555			3,509	732	0
	07/2016			1,998			2,710	536	0

NGF	04/2015		MXN	1,007			67	1	0

SCX	05/2015	$		283		MXN	4,150	0	(11)

UAG	04/2015		BRL	3,276	$		1,035	12	(3)
	04/2015		GBP	1,940			2,999	121	0
	04/2015		INR	10,167			162	0	(1)
	04/2015	$		1,027		BRL	3,276	10	(11)
	05/2015		MXN	25,072	$		1,831	192	0
	06/2015	$		488		EUR	370	0	(89)
	06/2015			160		INR	10,167	1	0

Total Forward Foreign Currency Contracts								$8,152	$(1,977)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$900	$2	$1

MSB	Call - OTC USD versus SAR		3.759	07/30/2015	300	1	0

						$3	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$ 27,800	$404	$285

Total Purchased Options							$407	$286

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$300	$(2)	$(1)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	600	(9)	(1)
	Put - OTC USD versus JPY		80.000	02/18/2019	1,100	(62)	(9)

BPS	Put - OTC USD versus JPY		115.500	04/15/2015	2,400	(17)	(1)

CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015	200	(2)	(1)
	Call - OTC USD versus ILS		4.170	06/10/2015	400	(3)	(2)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	200	(3)	0
	Put - OTC USD versus JPY		99.000	09/30/2015	100	(1)	0

DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015	300	(3)	(2)
	Put - OTC USD versus BRL		3.020	05/22/2015	200	(2)	(2)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015	300	(2)	(1)
	Call - OTC USD versus ILS		4.150	06/04/2015	300	(2)	(1)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	100	(1)	0

FBF	Put - OTC USD versus JPY		111.400	05/14/2015	200	(3)	0

GLM	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	300	(2)	(1)
	Call - OTC USD versus ILS		4.100	05/15/2015	400	(3)	(2)
	Call - OTC USD versus ILS		4.160	06/01/2015	500	(2)	(2)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	200	(3)	0

HUS	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	300	(2)	(1)

JPM	Call - OTC USD versus ILS		4.100	05/07/2015	300	(2)	(1)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	400	(3)	0
	Put - OTC USD versus INR		62.000	06/05/2015	300	(2)	(2)
	Call - OTC USD versus INR		65.000	06/05/2015	300	(1)	(1)
	Put - OTC USD versus INR		61.500	07/15/2015	300	(2)	(1)
	Call - OTC USD versus INR		65.000	07/15/2015	300	(3)	(2)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	200	(3)	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	$200	$(2)	$(1)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	100	(1)	0

						$(143)	$(36)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250%	05/26/2015	$	37,100	$(48)	$(11)
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		27,800	(339)	(203)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/10/2015		10,000	(38)	(29)

								$(425)	$(243)

Total Written Options								$(568)	$(279)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	246	$12,900	AUD	0	EUR	0	$(241)
Sales	129	395,500		4,300		13,400	(1,459)
Closing Buys	(43)	(137,700)		0		0	404
Expirations	(283)	(133,700)		(2,400)		(9,100)	610
Exercised	0	(51,300)		(1,900)		(4,300)	103

Balance at End of Period	49	$85,700	AUD	0	EUR	0	$(583)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$ 200	$21	$(8)	$13	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR 500	$11	$(1)	$10	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$ 200	(1)	1	0	0
	China Government International Bond	1.000%	06/20/2019	0.713%	300	2	2	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	100	1	(1)	0	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	100	0	0	0	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR 600	13	(1)	12	0
	Comcast Corp.	1.000%	09/20/2019	0.249%	$ 100	3	0	3	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%	EUR 900	(17)	20	3	0

BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$ 500	9	(3)	6	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	500	(1)	(1)	0	(2)
	MetLife, Inc.	1.000%	03/20/2019	0.561%	400	3	4	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.639%	500	9	(1)	8	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	100	1	(1)	0	0

CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR 200	4	(1)	3	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$ 200	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2017	1.933%	200	(2)	(2)	0	(4)
	China Government International Bond	1.000%	03/20/2019	0.676%	100	1	1	2	0
	HSBC Bank PLC	1.000%	03/20/2019	0.671%	EUR 500	(5)	12	7	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	$ 100	1	0	1	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	200	0	0	0	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%	200	4	0	4	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	200	0	(1)	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%	300	(3)	(2)	0	(5)
	China Government International Bond	1.000%	12/20/2018	0.634%	100	1	0	1	0
	China Government International Bond	1.000%	03/20/2019	0.676%	300	0	4	4	0
	Export-Import Bank of China	1.000%	12/20/2016	0.524%	300	(24)	27	3	0

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	General Electric Capital Corp.	1.000%	06/20/2017	0.346%	$ 1,000	$19	$(5)	$14	$0
	MetLife, Inc.	1.000%	03/20/2019	0.561%	200	3	0	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	500	(3)	5	2	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	100	0	0	0	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR 100	2	0	2	0

GST	MetLife, Inc.	1.000%	06/20/2016	0.168%	$ 1,000	17	(6)	11	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	300	1	1	2	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%	600	(6)	6	0	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	700	(1)	(1)	0	(2)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	200	2	(1)	1	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	100	1	0	1	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%	100	(1)	1	0	0
	China Government International Bond	1.000%	12/20/2018	0.634%	700	7	3	10	0
	China Government International Bond	1.000%	06/20/2019	0.713%	500	3	3	6	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	100	1	0	1	0
	PSEG Power LLC	1.000%	12/20/2018	0.692%	200	1	1	2	0

MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR 300	7	(1)	6	0
	BP Capital Markets America, Inc.	1.000%	03/20/2020	0.653%	200	3	1	4	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$ 100	(1)	1	0	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	200	0	0	0	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	500	(5)	5	0	0

						$58	$71	$143	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$940	$ 79	$(83)	$0	$(4)

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	998	(5)	4	0	(1)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	188	24	(25)	0	(1)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	73	(76)	0	(3)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	96	0	1	1	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	107	(110)	0	(3)

					$ 278	$(289)	$1	$(12)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	13.000%	01/02/2018	BRL	200	$0	$0	$0	$0

Total Swap Agreements							$357	$(226)	$157	$(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $604 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$2	$0	$0	$2	$(2)	$0	$0	$(2)	$0	$0	$0
BOA	2,162	0	14	2,176	(115)	(11)	0	(126)	2,050	(2,130)	(80)
BPS	207	0	18	225	(192)	(1)	0	(193)	32	(170)	(138)
BRC	683	0	21	704	(50)	0	(6)	(56)	648	(550)	98
CBK	291	0	13	304	(132)	(3)	(4)	(139)	165	(268)	(103)
DUB	889	0	31	920	(260)	(17)	(6)	(283)	637	(520)	117
FBF	591	0	2	593	(148)	0	(1)	(149)	444	(350)	94
GLM	82	286	0	368	(678)	(208)	0	(886)	(518)	604	86
GST	0	0	26	26	0	0	(1)	(1)	25	(10)	15
HUS	209	0	2	211	(128)	(1)	(5)	(134)	77	0	77
JPM	305	0	20	325	(33)	(7)	0	(40)	285	(150)	135
MSB	883	0	0	883	(124)	0	0	(124)	759	(830)	(71)
MYC	0	0	10	10	0	(29)	(3)	(32)	(22)	(115)	(137)
NAB	1,511	0	0	1,511	0	0	0	0	1,511	(1,440)	71
NGF	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SOG	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
UAG	336	0	0	336	(104)	(1)	0	(105)	231	(20)	211

Total Over the Counter	$8,152	$286	$157	$8,595	$(1,977)	$(279)	$(26)	$(2,282)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	0	0	0	25	25

	$0	$0	$0	$0	$76	$76

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,152	$0	$8,152
Purchased Options	0	0	0	1	285	286
Swap Agreements	0	157	0	0	0	157

	$0	$157	$0	$8,153	$285	$8,595

	$0	$157	$0	$8,153	$361	$8,671

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	68	68
Swap Agreements	0	0	0	0	60	60

	$0	$0	$0	$0	$139	$139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,977	$0	$1,977
Written Options	0	0	0	36	243	279
Swap Agreements	0	26	0	0	0	26

	$0	$26	$0	$2,013	$243	$2,282

	$0	$26	$0	$2,013	$382	$2,421

48	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$118	$118
Futures	0	0	0	0	548	548
Swap Agreements	0	355	0	0	(1,840)	(1,485)

	$0	$355	$0	$0	$(1,174)	$(819)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,330	$0	$4,330
Written Options	0	21	0	(77)	540	484
Swap Agreements	0	238	0	0	65	303

	$0	$259	$0	$4,253	$605	$5,117

	$0	$614	$0	$4,253	$(569)	$4,298

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(110)	(110)
Swap Agreements	0	(78)	0	0	(408)	(486)

	$0	$(78)	$0	$0	$(523)	$(601)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,392	$0	$6,392
Purchased Options	0	0	0	(2)	(119)	(121)
Written Options	0	0	0	97	158	255
Swap Agreements	0	(180)	0	0	10	(170)

	$0	$(180)	$0	$6,487	$49	$6,356

	$0	$(258)	$0	$6,487	$(474)	$5,755

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,988	$0	$1,988
Corporate Bonds & Notes
Banking & Finance	0	54,213	0	54,213
Industrials	0	15,212	0	15,212
Utilities	0	15,221	0	15,221
Municipal Bonds & Notes
California	0	1,200	0	1,200
New Jersey	0	1,498	0	1,498
Texas	0	77	0	77
U.S. Government Agencies	0	30,250	0	30,250
U.S. Treasury Obligations	0	37,686	0	37,686
Mortgage-Backed Securities	300	24,917	38	25,255
Asset-Backed Securities	0	22,673	0	22,673
Sovereign Issues	0	28,271	0	28,271
Short-Term Instruments
Certificates of Deposit	0	2,007	0	2,007
Commercial Paper	0	2,298	0	2,298
Repurchase Agreements	0	130	0	130
Japan Treasury Bills	0	83	0	83
Mexico Treasury Bills	0	10,271	0	10,271
	$300	$247,995	$38	$248,333

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,191	$0	$0	$2,191

Total Investments	$2,491	$247,995	$38	$250,524

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	51	25	0	76
Over the counter	0	8,595	0	8,595
	$51	$8,620	$0	$8,671

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(68)	(71)	0	(139)
Over the counter	0	(2,282)	0	(2,282)
	$(68)	$(2,353)	$0	$(2,421)

Totals	$2,474	$254,262	$38	$256,774

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Money Market Fund

March 31, 2015

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

SHORT-TERM INSTRUMENTS 100.3%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 1.7%
$11,450

TREASURY REPURCHASE AGREEMENTS (a) 88.4%
588,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 10.2%
Federal Home Loan Bank
0.190% due 09/29/2015	$2,900	$2,900
0.200% due 09/10/2015	65,140	65,136

		68,036

Total Short-Term Instruments (Cost $667,786)		667,786

MARKET VALUE (000S)
Total Investments in Securities (Cost $667,786)	$667,786

Total Investments 100.3% (Cost $667,786)	$667,786

Other Assets and Liabilities, net (0.3%)	(2,189)

Net Assets 100.0%	$665,597

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
SSB	0.000%	03/31/2015	04/01/2015	$11,450	Freddie Mac 2.080% due 10/17/2022	$(11,681)	$11,450	$11,450

Treasury Repurchase Agreements
FAR	0.300%	03/31/2015	04/01/2015	500,000	U.S. Treasury Notes 1.500% due 10/31/2019	(511,009)	500,000	500,004
IND	0.250%	03/31/2015	04/01/2015	53,500	U.S. Treasury Notes 2.750% due 02/15/2019	(54,623)	53,500	53,500
MBC	0.350%	03/31/2015	04/01/2015	34,800	U.S. Treasury Notes 1.625% due 12/31/2019	(35,753)	34,800	34,800

Total Repurchase Agreements						$(613,066)	$599,750	$599,754

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
FAR	$500,004	$0	$0	$0	$500,004	$(511,008)	$(11,004)
IND	53,500	0	0	0	53,500	(54,623)	(1,123)
MBC	34,800	0	0	0	34,800	(35,753)	(953)
SSB	11,450	0	0	0	11,450	(11,681)	(231)

Total Borrowings and Other Financing Transactions	$599,754	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$11,450	$0	$11,450
Treasury Repurchase Agreements	0	588,300	0	588,300
Short-Term Notes	0	68,036	0	68,036

Total Investments	$0	$667,786	$0	$667,786

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

50	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.6%

CORPORATE BONDS & NOTES 74.8%

BANKING & FINANCE 32.0%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015	$1,700	$1,708
American Express Credit Corp.
0.820% due 03/18/2019	1,000	1,000
American International Group, Inc.
5.050% due 10/01/2015	1,500	1,532
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,200	1,209
Banco Santander Brasil S.A.
4.250% due 01/14/2016	1,500	1,523
4.500% due 04/06/2015	1,500	1,500
Bank of America N.A.
0.676% due 05/08/2017	3,700	3,696
Bank of Montreal
2.625% due 01/25/2017	1,800	1,835
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.815% due 03/05/2018	3,200	3,207
0.874% due 09/09/2016	500	501
BBVA Bancomer S.A.
4.500% due 03/10/2016	1,000	1,033
BPCE S.A.
0.901% due 06/17/2017	1,700	1,703
Cantor Fitzgerald LP
6.375% due 06/26/2015	2,939	2,972
Citigroup, Inc.
0.534% due 06/09/2016	1,000	994
1.064% due 04/01/2016	1,000	1,003
Corp. Andina de Fomento
0.803% due 01/29/2018	4,700	4,725
Credit Agricole S.A.
1.121% due 10/03/2016	500	503
DBS Group Holdings Ltd.
0.754% due 07/16/2019	1,000	1,001
First Horizon National Corp.
5.375% due 12/15/2015	2,300	2,360
Ford Motor Credit Co. LLC
0.784% due 09/08/2017	500	497
1.192% due 01/09/2018	500	502
1.500% due 01/17/2017	200	200
3.984% due 06/15/2016	100	103
General Electric Capital Corp.
0.590% due 12/20/2016	100	100
Goldman Sachs Group, Inc.
0.886% due 06/04/2017 (c)	4,200	4,202
Hana Bank
1.381% due 11/09/2016	1,800	1,814
HSBC Finance Corp.
5.500% due 01/19/2016	700	725
HSBC USA, Inc.
0.598% due 11/13/2017	1,300	1,300
Hypothekenbank Frankfurt AG
0.121% due 09/20/2017	1,500	1,474
Industrial Bank of Korea
2.375% due 07/17/2017	500	509
4.375% due 08/04/2015	1,680	1,702
International Lease Finance Corp.
4.875% due 04/01/2015	300	300
IPIC GMTN Ltd.
3.125% due 11/15/2015	1,000	1,017
John Deere Capital Corp.
0.491% due 12/15/2017	800	801
JPMorgan Chase & Co.
0.772% due 03/01/2018	700	701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.777% due 02/15/2017	$1,600	$1,603
1.212% due 01/23/2020	1,600	1,626
Korea Exchange Bank
1.750% due 09/27/2015	300	301
Macquarie Bank Ltd.
1.057% due 03/24/2017	1,000	1,004
3.450% due 07/27/2015	250	252
Morgan Stanley
4.000% due 07/24/2015	500	505
6.000% due 04/28/2015	1,700	1,706
Muenchener Hypothekenbank eG
1.125% due 07/13/2015	1,400	1,402
ORIX Corp.
4.710% due 04/27/2015	1,800	1,804
5.000% due 01/12/2016	1,000	1,028
PACCAR Financial Corp.
0.864% due 12/06/2018	2,000	2,013
Prudential Covered Trust
2.997% due 09/30/2015	704	711
QNB Finance Ltd.
3.125% due 11/16/2015	1,600	1,627
Regions Financial Corp.
5.750% due 06/15/2015	2,000	2,018
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	1,000	1,008
Shinhan Bank
0.901% due 04/08/2017	1,400	1,404
4.375% due 09/15/2015	300	305
Stone Street Trust
5.902% due 12/15/2015	2,800	2,887
Sumitomo Mitsui Banking Corp.
0.574% due 07/11/2017	1,000	997
0.684% due 01/10/2017	500	500
Swedbank Hypotek AB
2.125% due 08/31/2016	2,200	2,243
U.S. Bancorp
0.656% due 04/25/2019	1,300	1,299

		78,195

INDUSTRIALS 34.3%
AbbVie, Inc.
1.200% due 11/06/2015	1,400	1,402
Actavis Funding SCS
1.143% due 09/01/2016	5,100	5,114
Altria Group, Inc.
4.125% due 09/11/2015	685	695
Amgen, Inc.
0.642% due 05/22/2017	1,350	1,351
0.862% due 05/22/2019	1,000	1,002
2.500% due 11/15/2016	230	236
BAT International Finance PLC
1.400% due 06/05/2015	500	501
BSKYB Finance UK PLC
5.625% due 10/15/2015	2,000	2,050
Canadian Natural Resources Ltd.
0.648% due 03/30/2016	1,800	1,798
ConAgra Foods, Inc.
0.626% due 07/21/2016	2,600	2,591
CRH America, Inc.
4.125% due 01/15/2016	3,300	3,374
Enbridge, Inc.
0.712% due 06/02/2017	2,000	1,976
0.924% due 10/01/2016	175	174
Enterprise Products Operating LLC
3.200% due 02/01/2016	500	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
5.900% due 11/15/2015	$2,500	$2,577
Genentech, Inc.
4.750% due 07/15/2015	190	192
Glencore Canada Corp.
5.375% due 06/01/2015	1,500	1,510
6.000% due 10/15/2015	800	820
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	1,500	1,506
Heathrow Funding Ltd.
2.500% due 06/25/2017	4,280	4,295
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,543
Hyundai Capital America
1.625% due 10/02/2015	1,000	1,004
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	1,800	1,802
Kansas City Southern de Mexico S.A. de C.V.
0.956% due 10/28/2016	2,400	2,396
Kia Motors Corp.
3.625% due 06/14/2016	2,300	2,361
Korea National Oil Corp.
4.000% due 10/27/2016	2,500	2,603
McKesson Corp.
0.665% due 09/10/2015	1,500	1,501
NBCUniversal Enterprise, Inc.
0.938% due 04/15/2018	1,500	1,512
Nissan Motor Acceptance Corp.
0.812% due 03/03/2017	500	502
0.969% due 09/26/2016	1,300	1,308
Occidental Petroleum Corp.
2.500% due 02/01/2016	4,500	4,568
Oracle Corp.
0.761% due 10/08/2019	2,500	2,514
Penske Truck Leasing Co. LP
2.500% due 03/15/2016	2,292	2,326
Petroliam Nasional Bhd.
7.750% due 08/15/2015	2,530	2,592
Reynolds American, Inc.
1.050% due 10/30/2015	1,500	1,502
SABIC Capital BV
3.000% due 11/02/2015	500	507
Statoil ASA
0.547% due 05/15/2018	1,369	1,365
0.716% due 11/08/2018	1,400	1,401
Symantec Corp.
2.750% due 09/15/2015	2,300	2,318
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	1,800	1,803
3.992% due 02/16/2016	1,000	1,026
Total Capital International S.A.
0.826% due 08/10/2018	267	269
Volkswagen Group of America Finance LLC
0.632% due 05/23/2017	400	400
Volvo Treasury AB
5.950% due 04/01/2015	1,819	1,819
Walgreens Boots Alliance, Inc.
0.706% due 05/18/2016	800	801
Whirlpool Corp.
5.000% due 05/15/2015	2,000	2,008
Wm Wrigley Jr. Co.
4.650% due 07/15/2015	1,090	1,102
Woolworths Ltd.
2.550% due 09/22/2015	2,500	2,522
5.550% due 11/15/2015	1,529	1,573

		83,621

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.5%
AT&T, Inc.
0.693% due 03/30/2017	$2,600	$2,597
BG Energy Capital PLC
2.500% due 12/09/2015	1,500	1,516
BP Capital Markets PLC
0.676% due 11/07/2016	3,250	3,258
Duke Energy Progress, Inc.
0.464% due 03/06/2017	700	700
Electricite de France S.A.
0.717% due 01/20/2017	1,400	1,403
Entergy Corp.
3.625% due 09/15/2015	2,000	2,023
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	500	515
KT Corp.
4.875% due 07/15/2015	2,000	2,022
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	300	301
Orange S.A.
2.125% due 09/16/2015	575	578
Petrobras Global Finance BV
2.631% due 03/17/2017	1,900	1,752
4.375% due 05/20/2023	100	86
Verizon Communications, Inc.
2.021% due 09/14/2018 (c)	3,885	4,055

		20,806

Total Corporate Bonds & Notes (Cost $182,722)		182,622

MUNICIPAL BONDS & NOTES 2.6%

ARIZONA 0.2%
Arizona School Facilities Board Revenue Notes, Series 2013
0.812% due 07/01/2016	600	601

CALIFORNIA 1.5%
California State General Obligation Notes, Series 2013
1.250% due 11/01/2016	200	202
Orange County, California Revenue Notes, Series 2015
0.680% due 02/01/2016	2,000	2,000
University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041	1,200	1,200
University of California Revenue Notes, Series 2013
0.659% due 05/15/2016	200	200

		3,602

FLORIDA 0.3%
JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	600	604
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015	100	101

		705

MARYLAND 0.1%
Northeast Maryland Waste Disposal Authority Revenue Notes, Series 2013
4.000% due 04/01/2016	200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.188% due 06/01/2015	$200	$200

TEXAS 0.4%
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2015	400	402
Texas State General Obligation Notes, Series 2013
0.572% due 06/01/2018	655	656

		1,058

Total Municipal Bonds & Notes (Cost $6,366)		6,373

U.S. GOVERNMENT AGENCIES 3.6%
Fannie Mae
0.442% due 12/25/2017	1,378	1,380
0.474% due 04/25/2036	102	102
0.574% due 12/25/2043	1,034	1,041
0.714% due 07/25/2037	340	344
0.724% due 06/25/2027 - 09/25/2041	34	34
0.754% due 07/25/2041	1,803	1,828
0.854% due 02/25/2041	100	102
Freddie Mac
0.575% due 03/15/2041	496	499
0.675% due 08/15/2041	60	60
0.755% due 07/15/2037	218	221
0.775% due 11/15/2037	271	275
1.125% due 01/15/2032	661	682
1.175% due 01/15/2039	192	198
Ginnie Mae
0.741% due 04/20/2062	119	119
NCUA Guaranteed Notes
0.735% due 12/08/2020	2,008	2,028

Total U.S. Government Agencies (Cost $8,857)		8,913

MORTGAGE-BACKED SECURITIES 4.5%
Banc of America Large Loan, Inc.
5.873% due 10/10/2045	3,863	3,971
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	655	658
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	8	8
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	1,535	1,543
DBRR Trust
0.853% due 02/25/2045	483	482
GS Mortgage Securities Trust
1.144% due 05/10/2045	54	54
JPMorgan Chase Commercial Mortgage Securities Trust
5.677% due 02/12/2049	340	352
Morgan Stanley Capital Trust
3.884% due 09/15/2047	1,400	1,422
Wachovia Bank Commercial Mortgage Trust
0.327% due 10/15/2048	2,183	2,167
Wells Fargo-RBS Commercial Mortgage Trust
1.081% due 04/15/2045	335	336

Total Mortgage-Backed Securities (Cost $11,091)		10,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 9.0%
Aircraft Lease Securitisation Ltd.
0.435% due 05/10/2032	$1,833	$1,814
BA Credit Card Trust
0.505% due 06/15/2020	5,000	5,004
California Republic Auto Receivables Trust
0.630% due 06/15/2017	1,405	1,405
Chase Issuance Trust
0.590% due 08/15/2017	500	500
Citibank Credit Card Issuance Trust
0.293% due 12/17/2018	2,000	1,996
Fifth Third Auto Trust
0.450% due 04/17/2017	818	818
Ford Credit Auto Lease Trust
0.445% due 01/15/2016	204	204
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024	2,500	2,494
Navient Private Education Loan Trust
0.675% due 12/15/2021	2,479	2,480
Nissan Auto Lease Trust
0.445% due 01/15/2016	319	319
SLC Student Loan Trust
0.337% due 11/15/2021	46	46
SLM Student Loan Trust
0.434% due 05/25/2018	662	662
0.551% due 09/15/2022	2,656	2,657
0.624% due 09/25/2026	476	475
0.656% due 04/25/2023	549	549
Voya CLO Ltd.
1.615% due 10/15/2022 (a)	500	497

Total Asset-Backed Securities (Cost $21,926)		21,920

SOVEREIGN ISSUES 2.8%
Export-Import Bank of Korea
1.121% due 09/17/2016	1,000	1,005
4.125% due 09/09/2015	425	431
Japan Bank for International Cooperation
0.618% due 11/13/2018	1,000	1,001
Korea Development Bank
0.717% due 06/11/2015	1,000	1,000
3.250% due 03/09/2016	3,000	3,062
Municipality Finance PLC
2.375% due 05/16/2016	250	255

Total Sovereign Issues (Cost $6,754)		6,754

SHORT-TERM INSTRUMENTS 10.3%

CERTIFICATES OF DEPOSIT 3.7%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	1,000	999
Banco do Brasil S.A.
1.211% due 06/29/2015	2,100	2,100
Intesa Sanpaolo SpA
1.632% due 04/11/2016	1,000	1,004
1.650% due 04/07/2015	800	800
Itau Unibanco Holding S.A.
1.151% due 06/04/2015	2,000	2,000
Kookmin Bank
0.744% due 07/15/2015	250	250
0.826% due 04/27/2015	1,800	1,800

		8,953

52	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 6.5%
Edison International
0.550% due 04/06/2015	$2,500	$2,500
Entergy Corp.
0.950% due 04/15/2015	2,500	2,499
Enterprise Products Operating LLC
0.700% due 04/10/2015	2,500	2,500
Ford Motor Credit Co.
0.850% due 06/01/2015	1,650	1,649
Kinder Morgan, Inc.
1.300% due 04/06/2015	2,500	2,499
Tesco Treasury Services PLC
1.024% due 08/17/2015	1,800	1,781
Vodafone Group PLC
0.530% due 06/02/2015	300	300
Wyndham Worldwide Corp.
1.050% due 04/13/2015	2,200	2,199

		15,927

		MARKET VALUE (000S)
REPURCHASE AGREEMENTS (b) 0.1%
		$191

Total Short-Term Instruments (Cost $25,077)		25,071

Total Investments in Securities (Cost $262,793)		262,646

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio	31	0
PIMCO Short-Term Floating NAV Portfolio III	366,483	3,635

Total Short-Term Instruments (Cost $3,635)		3,635

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $3,635)	$3,635

Total Investments 109.1% (Cost $266,428)	$266,281

Financial Derivative Instruments (d)(e) (0.1%) (Cost or Premiums, net $(406))	(401)

Other Assets and Liabilities, net (9.0%)	(21,913)

Net Assets 100.0%	$243,967

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$191	Freddie Mac 2.080% due 10/17/2022	$(197)	$191	$191

Total Repurchase Agreements						$(197)	$191	$191

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.580%	03/31/2015	04/14/2015	$(7,850)	$(7,850)

Total Reverse Repurchase Agreements					$(7,850)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $11,621 at a weighted average interest rate of 0.331%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $8,257 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BPG	$0	$(7,850)	$0	$0	$(7,850)	$8,257	$407
SSB	191	0	0	0	191	(197)	(6)

Total Borrowings and Other Financing Transactions	$191	$(7,850)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.250	06/13/2016	249	$(100)	$(92)
Put - CME 90-Day Eurodollar June Futures	99.250	06/13/2016	249	(290)	(264)

				$(390)	$(356)

Total Written Options				$(390)	$(356)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	100	$(49)	$0	$(4)
90-Day Eurodollar June Futures	Short	06/2016	375	(275)	0	(33)

Total Futures Contracts				$(324)	$0	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $863 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$(356)		$(37)	$0	$(393)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	498	(390)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	498	$(390)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Petrobras International Finance Co.	1.000%	09/20/2015	6.944%	$ 200	$(6)	$0	$0	$(6)

54	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$921	$(4)	$3	$0	$(1)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,996	(6)	5	0	(1)

					$(10)	$8	$0	$(2)

Total Swap Agreements					$(16)	$8	$0	$(8)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
FBF	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$356	$356
Futures	0	0	0	0	37	37

	$0	$0	$0	$0	$393	$393

Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

	$0	$8	$0	$0	$393	$401

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)
Swap Agreements	0	0	0	0	(157)	(157)

	$0	$0	$0	$0	$(171)	$(171)

Over the counter
Swap Agreements	$0	$9	$0	$0	$0	$9

	$0	$9	$0	$0	$(171)	$(162)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$34	$34
Futures	0	0	0	0	(324)	(324)

	$0	$0	$0	$0	$(290)	$(290)

Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

	$0	$8	$0	$0	$(290)	$(282)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$78,195	$0	$78,195
Industrials	0	83,621	0	83,621
Utilities	0	20,806	0	20,806
Municipal Bonds & Notes
Arizona	0	601	0	601
California	0	3,602	0	3,602
Florida	0	705	0	705
Maryland	0	207	0	207
South Dakota	0	200	0	200
Texas	0	1,058	0	1,058
U.S. Government Agencies	0	8,913	0	8,913
Mortgage-Backed Securities	0	10,511	482	10,993
Asset-Backed Securities	0	20,106	1,814	21,920
Sovereign Issues	0	6,754	0	6,754
Short-Term Instruments
Certificates of Deposit	0	8,953	0	8,953
Commercial Paper	0	15,927	0	15,927
Repurchase Agreements	0	191	0	191
	$0	$260,350	$2,296	$262,646

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,635	$0	$0	$3,635

Total Investments	$3,635	$260,350	$2,296	$266,281

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(393)	0	0	(393)
Over the counter	0	(8)	0	(8)
	$(393)	$(8)	$0	$(401)

Totals	$3,242	$260,342	$2,296	$265,880

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

56	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.4%

BANK LOAN OBLIGATIONS 0.8%
Cable & Wireless Communications
5.500% due 04/28/2017		$2,925	$2,932
Chrysler Group LLC
3.500% due 05/24/2017		14,063	14,072
Community Health Systems, Inc.
3.428% due 12/31/2018		14,100	14,119
Dell, Inc.
3.750% due 10/29/2018		40,220	40,365
H.J. Heinz Co.
3.250% due 06/05/2020		12,259	12,283
HCA, Inc.
2.678% due 05/02/2016		15,594	15,595
Valeant Pharmaceuticals International, Inc.
4.250% due 03/10/2022		4,337	4,363
4.250% due 03/13/2022		5,663	5,695

Total Bank Loan Obligations (Cost $108,945)			109,424

CORPORATE BONDS & NOTES 68.2%

BANKING & FINANCE 34.2%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		4,000	3,970
Ally Financial, Inc.
2.750% due 01/30/2017		26,370	26,339
2.937% due 07/18/2016		1,000	1,003
3.125% due 01/15/2016		40,300	40,501
3.250% due 02/13/2018		2,000	1,982
3.500% due 07/18/2016		13,700	13,905
4.625% due 06/26/2015		62,498	62,889
5.500% due 02/15/2017		20,012	20,862
American Express Credit Corp.
0.565% due 09/22/2017		7,900	7,885
0.747% due 08/15/2019		33,900	33,790
0.820% due 03/18/2019		12,000	12,006
American International Group, Inc.
5.050% due 10/01/2015		8,100	8,273
AmSouth Bank
5.200% due 04/01/2015		611	611
Banco Bradesco S.A.
4.500% due 01/12/2017		6,100	6,283
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017		14,100	15,059
Banco del Estado de Chile
2.000% due 11/09/2017		4,750	4,782
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		5,400	5,441
Banco Santander Brasil S.A.
4.250% due 01/14/2016		30,663	31,123
4.500% due 04/06/2015		8,050	8,050
4.625% due 02/13/2017		58,805	60,863
Banco Santander Chile
1.152% due 04/11/2017		21,095	21,042
1.857% due 01/19/2016		9,350	9,420
2.139% due 06/07/2018		3,786	3,864
3.750% due 09/22/2015		15,132	15,309
4.500% due 03/13/2017	AUD	3,296	2,547
Bank of America Corp.
0.588% due 08/15/2016		$6,295	6,249
0.872% due 08/25/2017		13,200	13,210
1.250% due 01/11/2016		51,190	51,298
1.293% due 01/15/2019		3,483	3,534
1.500% due 10/09/2015		11,025	11,073
3.625% due 03/17/2016		8,195	8,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 09/01/2015		$4,585	$4,640
5.625% due 10/14/2016		700	745
6.875% due 04/25/2018		5,000	5,722
Bank of America N.A.
5.300% due 03/15/2017		4,750	5,075
Bank of China Hong Kong Ltd.
3.750% due 11/08/2016		3,275	3,393
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.815% due 03/05/2018		11,500	11,525
0.874% due 09/09/2016		7,250	7,270
1.200% due 03/10/2017		8,000	7,982
1.550% due 09/09/2016		7,400	7,447
2.700% due 09/09/2018		2,175	2,236
3.230% due 03/20/2018	AUD	4,600	3,518
Banque Federative du Credit Mutuel S.A.
1.107% due 01/20/2017		$4,050	4,081
Banque PSA Finance S.A.
4.875% due 09/25/2015	EUR	550	604
BB&T Corp.
3.200% due 03/15/2016		$27,114	27,689
BBVA Banco Continental S.A.
2.250% due 07/29/2016		12,500	12,600
BBVA Bancomer S.A.
4.500% due 03/10/2016		34,800	35,931
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		22,500	22,935
Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,750	3,069
7.250% due 02/01/2018		1,400	1,613
BOC Aviation Pte. Ltd.
3.000% due 03/30/2020		8,700	8,694
3.875% due 05/09/2019		6,522	6,798
BPCE S.A.
0.826% due 11/18/2016		20,450	20,496
0.875% due 06/23/2017		15,050	15,080
0.901% due 06/17/2017		85,640	85,791
1.106% due 02/10/2017		10,750	10,831
1.364% due 03/06/2017	GBP	15,100	22,550
CIT Group, Inc.
4.250% due 08/15/2017		$96,340	98,026
5.000% due 05/15/2017		68,188	70,298
5.250% due 03/15/2018		13,318	13,817
Citigroup, Inc.
0.534% due 06/09/2016		3,369	3,350
1.957% due 05/15/2018		4,700	4,855
2.250% due 08/07/2015		4,800	4,828
3.953% due 06/15/2016		2,500	2,585
5.500% due 11/18/2015	GBP	8,600	13,166
Corpbanca S.A.
3.875% due 09/22/2019		$5,050	5,066
Credit Agricole S.A.
0.813% due 06/12/2017		30,600	30,591
0.842% due 06/02/2017		81,350	81,405
1.053% due 04/15/2019		26,220	26,435
Credit Suisse
0.751% due 05/26/2017		49,500	49,513
0.943% due 01/29/2018		3,900	3,916
DBS Bank Ltd.
0.863% due 07/15/2021		113,845	112,992
DBS Group Holdings Ltd.
0.754% due 07/16/2019		26,800	26,817
Dexia Credit Local S.A.
0.652% due 01/11/2017		23,310	23,405
DNB Boligkreditt A/S
1.450% due 03/21/2019		45,000	45,070
2.900% due 03/29/2017		113,940	116,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
0.890% due 06/16/2015	JPY	400,000	$3,341
2.000% due 09/15/2015		$75,705	75,925
2.375% due 05/25/2016		22,886	23,025
5.500% due 05/25/2016		20,048	20,858
5.500% due 06/26/2017		20,775	22,177
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.121% due 03/20/2017		17,350	16,957
First Horizon National Corp.
5.375% due 12/15/2015		46,563	47,772
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		9,245	9,210
0.784% due 09/08/2017		50,400	50,140
1.098% due 03/12/2019		113,900	113,652
1.192% due 01/09/2018		33,000	33,112
1.500% due 01/17/2017		15,924	15,962
2.375% due 01/16/2018		500	509
3.000% due 06/12/2017		6,800	7,010
3.984% due 06/15/2016		500	516
4.207% due 04/15/2016		14,650	15,071
General Motors Financial Co., Inc.
1.812% due 01/15/2020		67,400	67,600
2.625% due 07/10/2017		33,000	33,343
2.750% due 05/15/2016		22,000	22,287
3.000% due 09/25/2017		24,500	24,982
3.500% due 07/10/2019		400	411
4.750% due 08/15/2017		800	846
GMAC International Finance BV
7.500% due 04/21/2015	EUR	13,600	14,678
Goldman Sachs Group, Inc.
0.886% due 06/04/2017		$187,100	187,177
1.277% due 10/23/2019		28,600	28,872
1.417% due 04/23/2020		38,570	39,108
1.455% due 04/30/2018		21,668	21,985
7.750% due 11/23/2016	AUD	18,680	15,345
Hana Bank
1.375% due 02/05/2016		$20,530	20,574
1.381% due 11/09/2016		5,410	5,438
4.000% due 11/03/2016		46,852	48,791
4.500% due 10/30/2015		2,256	2,301
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		500	501
2.700% due 03/15/2017		30	31
HBOS PLC
0.964% due 09/06/2017		62,417	62,448
0.973% due 09/30/2016		30,950	30,969
HSBC Finance Corp.
0.692% due 06/01/2016		57,499	57,431
HSBC USA, Inc.
0.715% due 03/03/2017		72,100	72,132
0.868% due 11/13/2019		23,300	23,294
HSH Nordbank AG
0.408% due 12/31/2015		59,650	59,445
Hypothekenbank Frankfurt AG
0.121% due 09/20/2017		1,950	1,916
Hyundai Capital Services, Inc.
1.070% due 03/18/2017		45,262	45,341
3.500% due 09/13/2017		3,300	3,425
4.375% due 07/27/2016		85,041	88,602
6.000% due 05/05/2015		16,114	16,176
Industrial Bank of Korea
1.375% due 10/05/2015		17,300	17,361
2.375% due 07/17/2017		39,230	39,928
3.750% due 09/29/2016		10,360	10,728
4.375% due 08/04/2015		11,034	11,177
ING Bank NV
0.964% due 10/01/2019		82,000	82,234

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
3.875% due 04/15/2018		$2,100	$2,137
4.875% due 04/01/2015		26,970	26,970
5.750% due 05/15/2016		26,850	27,944
6.750% due 09/01/2016		14,700	15,655
7.125% due 09/01/2018		7,500	8,437
8.625% due 09/15/2015		90,849	93,574
8.750% due 03/15/2017		4,300	4,762
Intesa Sanpaolo SpA
3.625% due 08/12/2015		15,700	15,849
IPIC GMTN Ltd.
1.750% due 11/30/2015		15,200	15,330
3.125% due 11/15/2015		13,210	13,430
Jackson National Life Global Funding
1.250% due 02/21/2017		24,000	24,064
JPMorgan Chase & Co.
0.772% due 03/01/2018		19,650	19,668
0.777% due 02/15/2017		115,250	115,447
0.806% due 04/25/2018		41,000	40,993
1.063% due 05/30/2017	GBP	19,550	28,768
1.212% due 01/23/2020		$40,800	41,469
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		7,750	7,731
0.682% due 06/02/2017		34,600	34,616
Kookmin Bank
0.917% due 03/11/2016		7,700	7,700
1.021% due 03/14/2017		8,200	8,191
Korea Exchange Bank
1.750% due 09/27/2015		12,800	12,843
2.000% due 04/02/2018		700	700
3.125% due 06/26/2017		13,150	13,570
4.875% due 01/14/2016		3,700	3,808
LeasePlan Australia Ltd.
4.500% due 03/13/2017	AUD	10,380	8,119
LeasePlan Corp. NV
2.500% due 05/16/2018		$6,590	6,668
3.000% due 10/23/2017		34,878	35,901
Loews Corp.
5.250% due 03/15/2016		17,805	18,565
Macquarie Bank Ltd.
1.057% due 03/24/2017		42,850	43,034
5.000% due 02/22/2017		2,170	2,312
Macquarie Group Ltd.
3.000% due 12/03/2018		92,779	95,395
4.875% due 08/10/2017		5,000	5,355
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.032% due 07/23/2019		8,550	8,563
1.875% due 10/17/2016		4,420	4,459
Mizuho Bank Ltd.
0.684% due 04/16/2017		6,725	6,709
0.717% due 09/25/2017		2,055	2,052
Morgan Stanley
3.450% due 11/02/2015		5,063	5,142
3.800% due 04/29/2016		2,569	2,644
4.000% due 07/24/2015		43,656	44,101
5.375% due 10/15/2015		8,920	9,139
5.450% due 01/09/2017		300	321
5.750% due 10/18/2016		9,500	10,138
MUFG Americas Holdings Corp.
0.826% due 02/09/2018		2,700	2,706
MUFG Union Bank N.A.
1.019% due 09/26/2016		10,675	10,735
1.500% due 09/26/2016		982	987
National City Bank
0.621% due 12/15/2016		2,000	1,994
Navient Corp.
3.875% due 09/10/2015		1,290	1,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 09/25/2017		$400	$407
5.000% due 04/15/2015		22,265	22,293
6.000% due 01/25/2017		1,000	1,054
6.250% due 01/25/2016		144,610	149,129
8.450% due 06/15/2018		2,950	3,282
8.780% due 09/15/2016	MXN	21,400	1,413
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		$7,700	7,848
NRAM PLC
5.625% due 06/22/2017		34,150	37,436
ORIX Corp.
4.710% due 04/27/2015		19,619	19,664
5.000% due 01/12/2016		9,238	9,499
Piper Jaffray Cos.
3.275% due 05/31/2017		24,550	24,551
4.775% due 11/30/2015		3,300	3,314
Pricoa Global Funding
1.150% due 11/25/2016		1,000	1,002
Prudential Covered Trust
2.997% due 09/30/2015		24,973	25,223
QNB Finance Ltd.
1.505% due 10/31/2016		1,050	1,061
3.125% due 11/16/2015		13,200	13,419
RCI Banque S.A.
4.600% due 04/12/2016		12,433	12,858
Regions Bank
7.500% due 05/15/2018		721	839
Regions Financial Corp.
5.750% due 06/15/2015		15,676	15,816
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		25,980	26,179
Royal Bank of Scotland PLC
3.950% due 09/21/2015		973	988
5.000% due 05/17/2015		100	100
Santander Bank N.A.
1.182% due 01/12/2018		10,600	10,610
Santander Holdings USA, Inc.
3.000% due 09/24/2015		3,635	3,664
Santander U.S. Debt S.A.U.
3.781% due 10/07/2015		400	407
SL Green Realty Corp.
5.000% due 08/15/2018		15,700	16,950
Springleaf Finance Corp.
5.400% due 12/01/2015		9,900	10,087
5.750% due 09/15/2016		800	832
6.900% due 12/15/2017		13,400	14,304
Stone Street Trust
5.902% due 12/15/2015		27,350	28,195
Swedbank Hypotek AB
2.125% due 08/31/2016		45,550	46,434
2.950% due 03/28/2016		45,200	46,248
Synchrony Financial
1.485% due 02/03/2020		7,250	7,292
1.875% due 08/15/2017		5,200	5,206
Toyota Motor Credit Corp.
0.547% due 05/17/2016		35,000	35,099
Trafford Centre Finance Ltd.
0.764% due 07/28/2015	GBP	29	43
U.S. Bank N.A.
0.736% due 10/28/2019		$34,000	34,129
3.778% due 04/29/2020		60,205	60,315
UBS AG
0.897% due 08/14/2019		63,650	64,097
0.969% due 03/26/2018		1,600	1,603
4.750% due 05/22/2023		700	726
Vesey Street Investment Trust
4.404% due 09/01/2016		800	834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
0.623% due 10/15/2016	$3,491	$3,484
WEA Finance LLC
1.750% due 09/15/2017	1,000	1,006
Wells Fargo & Co.
0.671% due 09/14/2018	23,500	23,422
0.935% due 01/30/2020	6,500	6,541
Weyerhaeuser Co.
6.950% due 08/01/2017	10,050	11,198
Woori Bank
4.500% due 10/07/2015	1,073	1,093

		4,915,759

INDUSTRIALS 23.4%
AbbVie, Inc.
1.200% due 11/06/2015	155,910	156,159
Actavis Funding SCS
1.143% due 09/01/2016	8,450	8,473
1.348% due 03/12/2018	8,400	8,459
1.523% due 03/12/2020	89,206	90,525
1.850% due 03/01/2017	9,800	9,874
2.350% due 03/12/2018	8,100	8,214
Actavis, Inc.
1.875% due 10/01/2017	6,052	6,069
Allergan, Inc.
5.750% due 04/01/2016	8,000	8,375
Altria Group, Inc.
4.125% due 09/11/2015	2,750	2,792
Amgen, Inc.
0.642% due 05/22/2017	52,400	52,425
0.862% due 05/22/2019	3,965	3,972
1.250% due 05/22/2017	8,169	8,165
2.125% due 05/15/2017	14,193	14,459
2.300% due 06/15/2016	36,400	36,980
2.500% due 11/15/2016	2,350	2,407
5.850% due 06/01/2017	4,500	4,946
Anadarko Petroleum Corp.
5.950% due 09/15/2016	18,584	19,830
6.375% due 09/15/2017	3,164	3,522
Anglo American Capital PLC
1.203% due 04/15/2016	7,300	7,298
2.625% due 04/03/2017	1,450	1,471
Asciano Finance Ltd.
3.125% due 09/23/2015	5,200	5,244
5.000% due 04/07/2018	810	872
Aviation Capital Group Corp.
3.875% due 09/27/2016	28,200	28,808
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	8,279	8,486
Barrick Gold Corp.
6.950% due 04/01/2019	2,200	2,570
BAT International Finance PLC
1.400% due 06/05/2015	23,960	23,989
2.125% due 06/07/2017	8,000	8,134
Becton Dickinson and Co.
0.721% due 06/15/2016	179,000	179,272
BMW U.S. Capital LLC
0.602% due 06/02/2017	37,200	37,191
Boston Scientific Corp.
6.250% due 11/15/2015	59,468	61,331
6.400% due 06/15/2016	1,400	1,483
Brambles USA, Inc.
3.950% due 04/01/2015	1,645	1,645
Cameron International Corp.
1.150% due 12/15/2016	2,500	2,482
Canadian Natural Resources Ltd.
0.648% due 03/30/2016	14,900	14,882

58	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cemex S.A.B. de C.V.
5.273% due 09/30/2015	$150	$151
Chesapeake Energy Corp.
3.503% due 04/15/2019	19,700	19,010
Cheung Kong Infrastructure Finance BVI Ltd.
0.970% due 06/20/2017	7,700	7,692
Chevron Corp.
0.792% due 03/03/2022	4,000	4,015
CNPC General Capital Ltd.
2.750% due 04/19/2017	4,900	4,991
CNPC HK Overseas Capital Ltd.
3.125% due 04/28/2016	2,410	2,456
Coca-Cola HBC Finance BV
5.500% due 09/17/2015	7,787	7,961
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	5,362	5,547
ConAgra Foods, Inc.
0.626% due 07/21/2016	144,740	144,226
1.300% due 01/25/2016	9,733	9,760
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	4,288	4,642
Covidien International Finance S.A.
1.350% due 05/29/2015	12,325	12,343
2.800% due 06/15/2015	2,425	2,436
Cox Communications, Inc.
5.875% due 12/01/2016	1,300	1,396
7.250% due 11/15/2015	4,820	5,006
CRH America, Inc.
4.125% due 01/15/2016	5,000	5,111
6.000% due 09/30/2016	5,870	6,262
8.125% due 07/15/2018	1,900	2,264
Crown Castle Towers LLC
3.214% due 08/15/2035	3,960	3,989
D.R. Horton, Inc.
6.500% due 04/15/2016	7,900	8,354
Daimler Finance North America LLC
0.595% due 08/01/2017	32,500	32,458
0.615% due 03/10/2017	12,850	12,867
0.682% due 03/02/2018	93,750	93,923
1.115% due 08/01/2018	4,420	4,439
2.400% due 04/10/2017	100	102
2.950% due 01/11/2017	200	207
Delta Air Lines Pass-Through Trust
6.750% due 05/23/2017	4,250	4,379
Devon Energy Corp.
0.721% due 12/15/2015	5,340	5,333
0.811% due 12/15/2016	7,691	7,605
DISH DBS Corp.
4.250% due 04/01/2018	15,000	15,112
4.625% due 07/15/2017	500	514
7.125% due 02/01/2016	144,214	150,163
7.750% due 05/31/2015	16,900	17,037
Dow Chemical Co.
2.500% due 02/15/2016	2,114	2,146
eBay, Inc.
0.735% due 08/01/2019	22,164	21,795
Ecolab, Inc.
1.000% due 08/09/2015	5,000	5,006
Embraer Overseas Ltd.
6.375% due 01/24/2017	3,000	3,161
Enbridge, Inc.
0.712% due 06/02/2017	11,350	11,213
0.924% due 10/01/2016	1,500	1,494
Enterprise Products Operating LLC
1.250% due 08/13/2015	4,560	4,567
3.700% due 06/01/2015	2,290	2,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
5.600% due 05/01/2015		$1,000	$1,003
Express Scripts Holding Co.
3.125% due 05/15/2016		2,000	2,049
FBG Finance Pty. Ltd.
5.125% due 06/15/2015		28,346	28,585
Freeport-McMoRan, Inc.
2.150% due 03/01/2017		2,000	1,993
2.300% due 11/14/2017		1,000	997
Fresenius Medical Care U.S. Finance, Inc.
6.875% due 07/15/2017		800	882
Georgia-Pacific LLC
2.539% due 11/15/2019		36,100	36,639
7.700% due 06/15/2015		800	810
Glencore Canada Corp.
5.375% due 06/01/2015		6,643	6,686
6.000% due 10/15/2015		10,744	11,019
Glencore Finance Canada Ltd.
2.050% due 10/23/2015		35,154	35,306
Harvest Operations Corp.
2.125% due 05/14/2018		6,750	6,796
HCA, Inc.
3.750% due 03/15/2019		2,850	2,895
6.500% due 02/15/2016		8,540	8,872
7.190% due 11/15/2015		4,938	5,120
Heathrow Funding Ltd.
2.500% due 06/25/2017		4,500	4,515
Hewlett-Packard Co.
2.125% due 09/13/2015		3,478	3,500
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		104,778	106,577
Hyundai Capital America
1.450% due 02/06/2017		17,100	17,124
1.625% due 10/02/2015		3,800	3,817
2.125% due 10/02/2017		7,379	7,455
3.750% due 04/06/2016		4,686	4,805
4.000% due 06/08/2017		2,000	2,101
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015		19,200	19,217
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		13,812	13,906
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018		7,500	7,744
Kansas City Southern de Mexico S.A. de C.V.
0.956% due 10/28/2016		6,865	6,853
Kia Motors Corp.
3.625% due 06/14/2016		18,025	18,505
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016		6,618	6,756
6.000% due 02/01/2017		6,770	7,277
Kinder Morgan, Inc.
7.000% due 06/15/2017		1,100	1,214
7.250% due 06/01/2018		1,900	2,157
KLA-Tencor Corp.
3.375% due 11/01/2019		1,150	1,195
Korea National Oil Corp.
3.125% due 04/03/2017		21,195	21,835
4.000% due 10/27/2016		19,700	20,513
Lafarge S.A.
6.200% due 07/09/2015		1,435	1,449
6.625% due 11/29/2018	EUR	5,000	6,275
Lowe’s Cos., Inc.
0.685% due 09/10/2019		$10,000	10,049
McKesson Corp.
0.665% due 09/10/2015		11,450	11,455
Medtronic, Inc.
1.071% due 03/15/2020		21,000	21,258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 03/15/2018		$7,600	$7,640
2.500% due 03/15/2020		35,300	36,090
MGM Resorts International
6.625% due 07/15/2015		108,411	109,631
6.875% due 04/01/2016		20,405	21,323
7.500% due 06/01/2016		24,070	25,351
10.000% due 11/01/2016		3,445	3,833
Mondelez International, Inc.
4.125% due 02/09/2016		800	822
Mylan, Inc.
1.800% due 06/24/2016		2,200	2,218
7.875% due 07/15/2020		20,926	22,110
NBCUniversal Enterprise, Inc.
0.790% due 04/15/2016		25,600	25,682
0.938% due 04/15/2018		4,088	4,121
Nissan Motor Acceptance Corp.
0.812% due 03/03/2017		7,630	7,655
0.969% due 09/26/2016		93,295	93,867
1.000% due 03/15/2016		800	802
1.950% due 09/12/2017		13,020	13,233
Noble Holding International Ltd.
3.050% due 03/01/2016		19,265	19,378
Norfolk Southern Corp.
5.750% due 01/15/2016		2,000	2,077
NXP BV
3.500% due 09/15/2016		10,000	10,150
ONEOK Partners LP
3.250% due 02/01/2016		7,410	7,510
Oracle Corp.
0.761% due 10/08/2019		43,250	43,490
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016		15,893	16,530
Penske Truck Leasing Co. LP
2.500% due 03/15/2016		21,290	21,602
3.125% due 05/11/2015		61,314	61,445
Petroliam Nasional Bhd.
7.750% due 08/15/2015		365	374
Pioneer Natural Resources Co.
5.875% due 07/15/2016		8,400	8,869
6.875% due 05/01/2018		400	454
Reynolds American, Inc.
1.050% due 10/30/2015		42,365	42,408
6.750% due 06/15/2017		10,600	11,767
Roche Holdings, Inc.
0.613% due 09/30/2019		5,000	5,014
Rockies Express Pipeline LLC
3.900% due 04/15/2015		54,295	54,329
SABIC Capital BV
3.000% due 11/02/2015		11,500	11,663
Sabine Pass LNG LP
7.500% due 11/30/2016		4,885	5,215
SABMiller Holdings, Inc.
0.945% due 08/01/2018		3,709	3,723
2.450% due 01/15/2017		8,137	8,317
Schaeffler Finance BV
7.750% due 02/15/2017	EUR	15,000	18,346
Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016		$10,945	11,781
Sinopec Group Overseas Development Ltd.
2.500% due 10/17/2018		2,825	2,859
2.750% due 05/17/2017		17,584	17,926
Southern Gas Networks PLC
0.851% due 10/21/2015	GBP	7,100	10,515
Southwestern Energy Co.
3.300% due 01/23/2018		$8,700	8,872
Sutter Health
1.090% due 08/15/2053		9,000	8,989

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symantec Corp.
2.750% due 09/15/2015	$9,691	$9,768
Teck Resources Ltd.
5.375% due 10/01/2015	700	715
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017	61,100	60,981
3.729% due 04/27/2015	54,740	54,843
3.992% due 02/16/2016	17,456	17,903
6.421% due 06/20/2016	51,607	54,846
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	6,000	6,627
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	1,235	1,241
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	12,316	12,530
3.200% due 03/01/2016	7,944	8,106
Time Warner Cable, Inc.
5.850% due 05/01/2017	1,400	1,523
Time Warner Cos., Inc.
7.250% due 10/15/2017	2,500	2,864
Time Warner, Inc.
5.875% due 11/15/2016	2,500	2,693
Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,850	2,146
Transocean, Inc.
4.950% due 11/15/2015	60,949	62,244
UAL Pass-Through Trust
9.750% due 07/15/2018	6,311	7,005
10.400% due 05/01/2018	4,120	4,496
USG Corp.
6.300% due 11/15/2016	31,459	33,150
7.875% due 03/30/2020	17,835	19,329
9.750% due 01/15/2018	26,499	30,805
Volkswagen Group of America Finance LLC
0.632% due 05/23/2017	14,750	14,757
Volkswagen International Finance NV
0.696% due 11/18/2016	38,900	38,989
2.375% due 03/22/2017	5,000	5,122
Volvo Treasury AB
5.950% due 04/01/2015	26,574	26,574
VRX Escrow Corp.
5.375% due 03/15/2020	29,100	29,464
VW Credit, Inc.
0.689% due 06/26/2017	2,000	1,998
Walgreens Boots Alliance, Inc.
0.706% due 05/18/2016	47,300	47,384
Weatherford International Ltd.
5.500% due 02/15/2016	21,272	21,892
Whirlpool Corp.
1.650% due 11/01/2017	7,100	7,149
5.000% due 05/15/2015	1,400	1,406
Wm Wrigley Jr. Co.
4.650% due 07/15/2015	970	981
Woolworths Ltd.
2.550% due 09/22/2015	7,895	7,965
Wynn Las Vegas LLC
5.500% due 03/01/2025	3,700	3,765
Wynn Macau Ltd.
5.250% due 10/15/2021	600	571
Xerox Business Services LLC
5.200% due 06/01/2015	4,890	4,924

		3,356,178

UTILITIES 10.6%
AES Corp.
3.262% due 06/01/2019	19,550	19,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AT&T, Inc.
0.643% due 02/12/2016		$17,984	$17,977
0.693% due 03/30/2017		24,400	24,369
0.937% due 03/11/2019		11,070	10,974
1.171% due 11/27/2018		310	314
BellSouth Corp.
4.182% due 04/26/2021		120,100	120,318
BG Energy Capital PLC
2.500% due 12/09/2015		15,000	15,161
6.500% due 11/30/2072		33,625	36,030
6.500% due 11/30/2072	GBP	8,105	12,900
BP Capital Markets PLC
0.676% due 11/07/2016		$71,385	71,557
0.683% due 02/13/2018		14,200	14,222
0.700% due 11/06/2015		8,700	8,707
0.766% due 05/10/2018		1,250	1,250
0.899% due 09/26/2018		4,125	4,128
British Telecommunications PLC
2.000% due 06/22/2015		19,410	19,472
Consumers Energy Co.
5.500% due 08/15/2016		5,210	5,542
Electricite de France S.A.
0.717% due 01/20/2017		31,770	31,835
Enel Finance International NV
6.250% due 09/15/2017		1,800	2,004
Entergy Corp.
3.625% due 09/15/2015		10,200	10,319
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		19,815	20,474
6.000% due 01/15/2018		15,200	16,667
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		25,028	25,501
2.625% due 11/27/2018		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		32,009	32,392
Korea Gas Corp.
2.875% due 07/29/2018		1,500	1,548
Korea Hydro & Nuclear Power Co. Ltd.
1.042% due 05/22/2017		48,900	48,892
2.875% due 10/02/2018		1,300	1,341
3.125% due 09/16/2015		21,520	21,751
Korea South-East Power Co. Ltd.
3.625% due 01/29/2017		1,420	1,471
6.000% due 05/25/2016		405	426
Korea Western Power Co. Ltd.
2.875% due 10/10/2018		1,800	1,847
3.125% due 05/10/2017		12,734	13,105
5.500% due 09/29/2016		418	443
KT Corp.
1.750% due 04/22/2017		18,300	18,337
3.875% due 01/20/2017		2,888	3,005
4.875% due 07/15/2015		5,000	5,054
Laclede Group, Inc.
1.007% due 08/15/2017		17,200	17,189
LG&E and KU Energy LLC
2.125% due 11/15/2015		10,000	10,067
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		11,250	11,283
OGE Energy Corp.
0.813% due 11/24/2017		6,000	6,000
Orange S.A.
2.125% due 09/16/2015		2,480	2,494
2.750% due 09/14/2016		6,897	7,054
5.000% due 05/12/2016	GBP	8,145	12,634
Petrobras Global Finance BV
1.881% due 05/20/2016		$35,840	33,962
2.000% due 05/20/2016		5,800	5,562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.393% due 01/15/2019		$1,150	$999
2.631% due 03/17/2017		110,727	102,135
3.250% due 03/17/2017		5,500	5,088
3.500% due 02/06/2017		7,520	7,056
3.875% due 01/27/2016		48,010	47,212
6.125% due 10/06/2016		1,900	1,900
Petroleos Mexicanos
5.750% due 03/01/2018		25,900	28,516
Plains All American Pipeline LP
3.950% due 09/15/2015		17,034	17,270
5.250% due 06/15/2015		4,400	4,441
5.875% due 08/15/2016		2,000	2,122
Qtel International Finance Ltd.
3.375% due 10/14/2016		17,600	18,128
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		754	781
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017		51,500	52,719
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		64,200	64,143
1.172% due 04/10/2019		21,750	21,729
1.750% due 04/10/2017		14,100	14,127
Sprint Communications, Inc.
6.000% due 12/01/2016		32,385	33,871
8.375% due 08/15/2017		16,250	17,692
9.125% due 03/01/2017		550	602
TECO Finance, Inc.
6.750% due 05/01/2015		5,370	5,393
Telecom Italia Capital S.A.
5.250% due 10/01/2015		23,380	23,829
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	110,000	918
1.590% due 12/28/2015		20,000	167
1.970% due 06/27/2016		20,000	168
2.060% due 08/31/2016		30,000	253
2.080% due 05/31/2016 (e)		110,000	926
4.100% due 05/29/2015		360,000	3,017
Verizon Communications, Inc.
0.664% due 06/09/2017		$5,303	5,297
1.041% due 06/17/2019		21,331	21,518
2.021% due 09/14/2018		263,677	275,251
2.500% due 09/15/2016		817	835
3.650% due 09/14/2018		5,350	5,691

			1,529,381

Total Corporate Bonds & Notes (Cost $9,825,976)			9,801,318

MUNICIPAL BONDS & NOTES 0.9%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.162% due 11/25/2043		5,248	5,227

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		51,700	52,700
California State General Obligation Notes, Series 2013
1.250% due 11/01/2016		25,350	25,556
University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041		13,900	13,902

			92,158

GEORGIA 0.0%
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022		2,000	2,004

60	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 0.0%
Honolulu, Hawaii City & County General Obligation Notes, Series 2012
0.778% due 11/01/2015	$1,400	$1,404

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.252% due 01/01/2016	2,105	2,157

NEW YORK 0.0%
New York City, New York General Obligation Notes, Series 2011
2.560% due 08/01/2017	5,055	5,217

		5,217

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.760% due 12/01/2033	3,935	3,931

OHIO 0.1%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	9,200	9,258

OREGON 0.0%
Oregon State Lottery Revenue Notes, Series 2013
0.480% due 04/01/2015	1,000	1,000

SOUTH DAKOTA 0.0%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.551% due 06/01/2016	1,035	1,037

Total Municipal Bonds & Notes (Cost $122,290)		123,393

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.234% due 07/25/2037	909	882
0.236% due 12/25/2036	183	183
0.294% due 03/25/2034	58	57
0.304% due 03/25/2036	122	117
0.324% due 08/25/2034	361	358
0.374% due 10/27/2037	1,889	1,866
0.474% due 12/25/2028 - 03/25/2036	1,888	1,897
0.494% due 06/25/2036	224	225
0.514% due 11/25/2036	213	214
0.524% due 04/25/2036 - 03/25/2044	1,198	1,207
0.544% due 03/25/2036	142	143
0.574% due 06/25/2032 - 09/25/2032	144	146
0.577% due 03/17/2032 - 05/18/2032	1,047	1,057
0.595% due 08/25/2015	6,109	6,111
0.604% due 07/25/2036 - 11/25/2040	645	648
0.624% due 08/25/2021 - 06/25/2042	5,130	5,168
0.627% due 09/17/2027	5	5
0.654% due 11/25/2040	476	480
0.674% due 02/25/2022 - 04/25/2042	2,043	2,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.677% due 07/18/2027 - 05/18/2032	$192	$195
0.714% due 07/25/2037	619	627
0.724% due 09/25/2041	11,176	11,291
0.774% due 10/25/2017 - 08/25/2022	46	46
0.804% due 04/25/2031	173	176
0.824% due 12/25/2022	5	6
0.854% due 12/25/2037 - 02/25/2041	5,031	5,109
0.871% due 01/01/2021	12,488	12,634
0.874% due 09/25/2022	3	3
1.024% due 02/25/2023 - 07/25/2038	28	29
1.074% due 04/25/2032 - 11/25/2049	39	40
1.174% due 11/25/2049	40	41
1.321% due 06/01/2043 - 07/01/2044	3,949	4,046
1.324% due 09/25/2023	36	37
1.328% due 10/01/2044	847	868
1.394% due 10/25/2038	97	100
1.835% due 05/01/2035	65	66
1.925% due 09/01/2034	632	668
1.940% due 02/01/2018	5	5
1.942% due 05/01/2021 - 04/01/2029	86	89
1.978% due 11/01/2035	125	133
2.028% due 07/01/2034	11	12
2.090% due 06/01/2033	12	12
2.102% due 06/01/2034	6	6
2.122% due 09/01/2035	31	33
2.129% due 05/01/2034	50	53
2.147% due 05/01/2035	152	162
2.184% due 09/01/2034	58	61
2.185% due 08/01/2034	18	18
2.199% due 04/01/2033	8	8
2.220% due 08/01/2026	8	8
2.237% due 09/01/2035	129	138
2.239% due 02/01/2034	83	88
2.247% due 12/01/2036	37	40
2.250% due 07/01/2031	5	5
2.260% due 12/01/2035	13	13
2.274% due 09/01/2034	47	50
2.297% due 12/01/2036	32	34
2.300% due 09/01/2034 - 01/01/2036	242	260
2.324% due 11/01/2027	5	5
2.336% due 08/01/2024	1	1
2.340% due 02/01/2033	11	11
2.349% due 06/01/2035	33	36
2.360% due 08/01/2029	566	605
2.379% due 07/01/2029 - 12/01/2040	225	237
2.393% due 10/01/2035	70	75
2.435% due 09/01/2035	73	78
2.438% due 01/01/2032	197	201
2.459% due 04/01/2029	4	4
2.488% due 11/01/2034	223	239
2.504% due 01/01/2036	61	65
2.505% due 03/01/2036	35	38
2.510% due 02/01/2035	7	8
2.607% due 06/01/2035	265	285
2.744% due 11/01/2024	7	7
3.000% due 05/01/2036	3,228	3,371
3.813% due 05/01/2036	61	64
3.922% due 02/25/2018 (a)	24,011	2,093
4.081% due 11/01/2025	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 06/01/2017	$478	$481
4.405% due 07/01/2028	9	10
4.625% due 07/01/2018	314	322
4.911% due 06/01/2015	384	383
4.919% due 07/01/2035	56	58
4.974% due 08/01/2035	67	72
5.136% due 05/01/2035	86	91
5.143% due 12/01/2035	37	39
5.182% due 11/01/2035	58	61
5.250% due 10/01/2035	105	112
5.310% due 08/25/2033	4	4
5.329% due 08/01/2035	17	17
5.335% due 10/01/2035	35	37
5.345% due 01/01/2036	59	63
5.347% due 01/01/2036	107	114
5.369% due 11/01/2035	94	100
5.514% due 03/01/2036	71	76
5.689% due 06/01/2036	17	18
6.365% due 10/25/2042	389	456
8.516% due 06/25/2032	66	66
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	1,220	1,217
Federal Housing Administration
6.896% due 07/01/2020	89	87
7.350% due 04/01/2019	26	25
7.430% due 07/01/2021	51	50
7.435% due 02/01/2019	25	25
Freddie Mac
0.214% due 12/25/2036	6,269	6,251
0.425% due 07/15/2034	222	223
0.525% due 02/15/2018	99	100
0.575% due 01/15/2022 - 06/15/2031	114	115
0.595% due 04/15/2041	3,467	3,493
0.625% due 12/15/2031 - 09/15/2041	3,658	3,688
0.655% due 11/15/2036	68	69
0.675% due 07/15/2039 - 02/15/2041	6,316	6,370
0.725% due 06/15/2031	22	23
0.775% due 06/15/2031 - 12/15/2037	878	888
0.825% due 03/15/2020	1	1
0.875% due 03/15/2032	7	7
0.925% due 03/15/2023	5	5
1.175% due 11/15/2033 - 10/15/2049	362	372
1.220% due 10/25/2044	4,384	4,501
1.298% due 08/25/2019 (a)	186,117	9,294
1.314% due 02/25/2045	1,618	1,660
1.625% due 08/01/2017	18	19
2.231% due 08/01/2035	163	172
2.235% due 09/01/2035	328	349
2.251% due 02/01/2023	1	1
2.305% due 04/01/2025	7	8
2.375% due 05/01/2034	40	43
2.385% due 08/01/2034	42	45
2.414% due 07/01/2033	48	50
2.449% due 10/01/2033	37	39
5.000% due 08/15/2035	2,097	2,386
5.124% due 08/01/2035	40	43
5.309% due 12/01/2035	33	35
5.325% due 11/01/2035	32	33
5.500% due 08/15/2030	4	4
6.500% due 07/25/2043	265	313
6.750% due 08/15/2023	6	6
Ginnie Mae
0.575% due 02/16/2032 - 03/16/2032	230	230

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.675% due 02/16/2030		$63	$63
0.721% due 04/20/2062		18,263	18,342
0.741% due 04/20/2062		13,016	13,097
0.775% due 02/16/2030		50	50
0.825% due 02/16/2030		93	94
0.871% due 02/20/2062		40,567	40,996
1.126% due 03/20/2031		308	314
1.175% due 08/16/2039		80	82
1.221% due 02/20/2062		28,318	29,000
1.625% due 12/20/2021 - 12/20/2033		3,972	4,123
2.000% due 04/20/2025 - 02/20/2030		167	176
2.500% due 10/20/2017 - 01/20/2022		27	27
4.000% due 02/20/2019		6	6
NCUA Guaranteed Notes
0.528% due 12/07/2020		5,982	5,987
0.545% due 11/06/2017		53,570	53,715
0.551% due 03/06/2020		1,196	1,199
0.621% due 10/07/2020		7,739	7,786
0.735% due 12/08/2020		28,481	28,758
1.600% due 10/29/2020		3,634	3,638
Small Business Administration
4.340% due 03/01/2024		118	125
5.370% due 04/01/2028		220	248
5.490% due 03/01/2028		128	144

Total U.S. Government Agencies (Cost $318,303)			320,254

U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2016		56,116	56,659
0.125% due 04/15/2017 (g)(i)(k)		51,459	52,408
0.125% due 04/15/2018 (g)		171,418	174,967
0.125% due 04/15/2019 (g)(i)(k)		600,562	612,620

Total U.S. Treasury Obligations (Cost $885,387)			896,654

MORTGAGE-BACKED SECURITIES 5.7%
Adjustable Rate Mortgage Trust
2.520% due 02/25/2035		3,739	3,748
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		2,410	1,744
0.364% due 09/25/2046		1,002	756
American Home Mortgage Investment Trust
1.878% due 09/25/2045		541	524
2.069% due 10/25/2034		667	669
2.378% due 02/25/2045		75	75
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	6,220	6,729
BAMLL Commercial Mortgage Securities Trust
0.956% due 06/15/2028		$2,800	2,793
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		609	610
5.414% due 09/10/2047		11,515	11,909
5.617% due 07/10/2046		13,712	14,434
5.727% due 05/10/2045		2,800	2,883
Banc of America Funding Trust
2.699% due 02/20/2036		2,620	2,606
2.868% due 01/20/2047 ^		173	145
Banc of America Mortgage Trust
2.609% due 08/25/2033		4,431	4,456
2.643% due 02/25/2036 ^		163	140
3.324% due 07/20/2032		128	130
6.500% due 09/25/2033		171	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
2.288% due 04/17/2049	$127	$127
5.649% due 02/17/2051	266	279
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	2,471	2,482
5.115% due 10/10/2045	8,937	8,985
BCAP LLC Trust
0.331% due 03/26/2037	553	543
2.352% due 11/26/2035	3,948	3,923
2.394% due 10/26/2035	284	287
2.731% due 05/26/2047	1,779	1,778
2.737% due 09/26/2035	5,034	4,988
4.528% due 07/26/2037	965	976
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	39	40
2.449% due 08/25/2033	2,863	2,862
2.459% due 07/25/2033	8,666	8,624
2.515% due 03/25/2035	144	145
2.549% due 01/25/2035	149	144
2.669% due 11/25/2034	935	938
2.679% due 01/25/2034	301	301
2.680% due 03/25/2035	2,229	2,256
2.687% due 10/25/2035	43	43
2.722% due 01/25/2034	91	94
2.731% due 05/25/2047 ^	1,936	1,682
2.749% due 11/25/2030	68	65
3.118% due 11/25/2034	9,540	9,212
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	1,069	965
0.874% due 09/25/2034	4,516	4,404
2.315% due 01/25/2036 ^	2,318	1,861
2.651% due 09/25/2035	4,492	3,873
2.671% due 05/25/2035	347	343
2.718% due 11/25/2036	3,679	2,856
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040	2,389	2,428
Bear Stearns Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates
6.000% due 07/15/2031	1,163	1,182
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	9,958	8,145
3.068% due 12/26/2046	5,040	3,982
CDGJ Commercial Mortgage Trust
1.575% due 12/15/2027	29,600	29,705
Chase Mortgage Finance Trust
2.463% due 03/25/2037 ^	631	585
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.424% due 08/25/2035	332	305
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037	453	330
1.930% due 09/25/2035	86	83
2.417% due 07/25/2046 ^	509	444
2.530% due 05/25/2035	693	688
2.570% due 10/25/2035 ^	282	280
2.573% due 08/25/2035	1,947	1,935
2.622% due 03/25/2034	117	117
2.715% due 09/25/2037 ^	3,687	3,321
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	28,944	29,090
5.289% due 12/11/2049	14,088	14,727
5.299% due 01/15/2046	10,462	10,700
COBALT Commercial Mortgage Trust
5.761% due 05/15/2046	8,428	8,980
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	38	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Trust
1.077% due 06/11/2027		$31,140	$31,043
1.156% due 12/10/2044		97	97
2.365% due 02/10/2029		33,800	34,529
Countrywide Alternative Loan Trust
0.334% due 02/25/2047		236	201
0.354% due 05/25/2047		4,142	3,481
0.356% due 02/20/2047		5,770	4,358
0.364% due 09/25/2046 ^		1,616	1,380
0.371% due 12/20/2046		4,025	3,035
0.384% due 07/25/2046		409	354
0.386% due 07/20/2046 ^		2,071	1,499
1.128% due 12/25/2035		1,008	836
1.128% due 02/25/2036		446	405
2.587% due 02/25/2037 ^		1,817	1,619
6.000% due 10/25/2032		7	7
6.000% due 04/25/2037 ^		213	159
6.250% due 12/25/2033		646	692
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035		331	282
0.464% due 04/25/2035		59	49
0.494% due 03/25/2035		525	402
2.125% due 07/19/2031		4	4
2.550% due 09/25/2047 ^		338	304
2.741% due 11/19/2033		155	152
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		4,659	4,119
5.718% due 01/25/2034		14	15
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		10,238	10,804
5.311% due 12/15/2039		35,179	36,758
5.448% due 01/15/2049		19	19
5.460% due 09/15/2039		15,252	15,987
5.467% due 09/15/2039		3,129	3,272
5.648% due 03/15/2039		18,243	18,820
5.807% due 06/15/2038		5,073	5,299
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		54	50
2.307% due 11/25/2033		1,742	1,739
2.705% due 11/25/2034		721	729
5.000% due 09/25/2015		1	1
Credit Suisse Mortgage Capital Certificates
1.340% due 02/15/2029 (a)		71,600	348
2.247% due 07/27/2037		1,012	1,016
2.536% due 09/27/2036		733	735
DBRR Trust
0.853% due 02/25/2045		6,275	6,259
Deco Pan Europe Ltd.
0.263% due 04/27/2018	EUR	2,279	2,419
Deco UK PLC
0.724% due 01/27/2020	GBP	2,706	3,893
Dutch Mortgage Portfolio Loans BV
1.005% due 07/25/2047	EUR	326	351
Eurosail PLC
0.862% due 06/13/2045	GBP	3,725	5,476
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		$924	849
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030		244	245
First Republic Mortgage Loan Trust
0.475% due 08/15/2032		2,690	2,576
0.525% due 11/15/2031		295	283
Fosse Master Issuer PLC
1.657% due 10/18/2054		3,829	3,851
GE Capital Commercial Mortgage Corp.
5.322% due 11/10/2045		4,400	4,450

62	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049		$1,800	$1,905
GMAC Mortgage Corp. Loan Trust
3.297% due 08/19/2034		2,907	2,884
Greenpoint Mortgage Funding Trust
0.404% due 06/25/2045		179	157
0.444% due 11/25/2045		432	364
0.614% due 06/25/2045		360	307
Greenwich Capital Acceptance, Inc.
2.978% due 06/25/2024		2	2
GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		219	239
GSR Mortgage Loan Trust
2.530% due 04/25/2036		519	473
2.630% due 01/25/2036 ^		787	725
2.671% due 09/25/2035		3,665	3,685
HarborView Mortgage Loan Trust
0.308% due 03/19/2037		1,104	953
0.358% due 07/19/2046		2,482	1,584
0.398% due 05/19/2035		1,693	1,418
0.418% due 03/19/2036		4,235	3,098
0.918% due 02/19/2034		99	98
2.320% due 04/19/2034		38	38
4.802% due 08/19/2036 ^		184	166
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	3,054	4,479
Hilton USA Trust
0.088% due 11/05/2030 (a)		$185,158	116
Impac CMB Trust
1.071% due 10/25/2033		18	18
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		4	4
1.717% due 01/25/2032		1	1
IndyMac Mortgage Loan Trust
0.354% due 07/25/2047		943	687
0.364% due 09/25/2046		1,566	1,348
0.374% due 06/25/2047		854	657
0.381% due 05/25/2046		267	228
0.414% due 07/25/2035		247	217
2.523% due 12/25/2034		49	45
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043		333	336
3.853% due 06/15/2043		1,802	1,803
5.440% due 06/12/2047		12,359	13,062
5.500% due 10/12/2037		1,300	1,359
5.677% due 02/12/2049		2,502	2,595
5.694% due 02/12/2049		1,874	2,012
5.775% due 06/15/2049		6,266	6,531
JPMorgan Mortgage Trust
2.861% due 04/25/2035		4,765	4,562
LB Commercial Mortgage Trust
6.410% due 06/15/2031		1,207	1,282
Luminent Mortgage Trust
0.344% due 12/25/2036		1,113	893
0.354% due 12/25/2036 ^		410	324
0.374% due 10/25/2046		358	305
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046		753	573
2.667% due 11/21/2034		1,946	1,975
MASTR Alternative Loan Trust
5.000% due 04/25/2019		133	136
6.000% due 08/25/2033		1,440	1,546
MASTR Asset Securitization Trust
5.500% due 09/25/2033		172	180
MASTR Seasoned Securitization Trust
6.238% due 09/25/2017		19	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031		$1,562	$1,536
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030		1,378	1,323
1.035% due 08/15/2032		103	98
2.610% due 10/20/2029		902	911
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		6,752	6,214
0.424% due 11/25/2035		2,422	2,289
1.172% due 10/25/2035		3,866	3,690
1.582% due 10/25/2035		1,983	1,931
1.878% due 12/25/2032		9	9
6.720% due 11/15/2026		2,132	2,210
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		496	516
Merrill Lynch Mortgage-Backed Securities Trust
2.805% due 04/25/2037 ^		663	563
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		8,363	8,794
Morgan Stanley Capital Trust
0.324% due 07/12/2044		29,334	29,162
1.085% due 03/15/2045		3,905	3,916
5.204% due 11/14/2042		2,353	2,375
5.413% due 03/12/2044		3,460	3,515
5.439% due 02/12/2044		139	139
5.610% due 04/15/2049		1,382	1,391
5.671% due 04/12/2049		332	331
Morgan Stanley Mortgage Loan Trust
0.394% due 02/25/2047		970	428
2.121% due 06/25/2036		169	163
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		3,691	3,955
5.796% due 08/15/2045		2,146	2,298
MortgageIT Trust
0.914% due 12/25/2034		1,386	1,359
RBSSP Resecuritization Trust
0.494% due 08/26/2045		10,036	9,403
0.671% due 10/26/2036		5,933	5,827
0.672% due 09/26/2036		4,347	4,232
2.194% due 12/26/2036		3,009	3,024
2.257% due 10/26/2036		5,330	5,455
Residential Accredit Loans, Inc. Trust
0.384% due 04/25/2046		238	126
0.424% due 08/25/2037		583	467
0.474% due 01/25/2035		461	442
0.474% due 08/25/2035		1,175	920
1.481% due 09/25/2045		744	633
Residential Asset Securitization Trust
2.462% due 12/25/2034		4,168	4,090
5.750% due 02/25/2036 ^		205	172
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		33	35
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039		8,306	8,701
Selkirk Ltd.
1.329% due 02/20/2041		13,751	13,693
1.860% due 12/20/2041		39,287	39,822
Sequoia Mortgage Trust
0.936% due 10/20/2027		497	470
2.336% due 01/20/2047 ^		309	256
2.642% due 04/20/2035		362	376
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	1,051	1,128
Structured Adjustable Rate Mortgage Loan Trust
1.528% due 01/25/2035		$76	62
2.537% due 08/25/2035		883	829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.545% due 02/25/2034		$125	$125
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		1,082	821
0.364% due 07/25/2046		2,910	2,332
0.394% due 05/25/2036		7,394	5,548
0.394% due 05/25/2046		1,126	635
0.404% due 05/25/2045		528	467
0.428% due 07/19/2035		5,375	5,183
0.454% due 02/25/2036		37	30
0.758% due 07/19/2034		31	31
0.838% due 09/19/2032		34	34
0.878% due 03/19/2034		417	404
0.878% due 04/19/2035		1,653	1,606
Structured Asset Securities Corp.
4.550% due 02/25/2034		30	30
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032		80	74
2.217% due 01/25/2032		6	6
2.516% due 02/25/2032		111	109
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		173	166
Thornburg Mortgage Securities Trust
2.229% due 04/25/2045		282	284
TIAA Seasoned Commercial Mortgage Trust
5.532% due 08/15/2039		7,993	8,001
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	638	676
Wachovia Bank Commercial Mortgage Trust
0.327% due 10/15/2048		$4,367	4,333
5.271% due 12/15/2044		10,028	10,155
5.421% due 04/15/2047		281	281
5.558% due 03/15/2045		1,980	2,030
5.702% due 06/15/2049		204	205
WaMu Commercial Mortgage Securities Trust
5.349% due 03/23/2045		24,583	25,180
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045		149	138
0.444% due 12/25/2045		265	256
0.464% due 10/25/2045		564	522
0.484% due 01/25/2045		211	198
0.828% due 02/25/2047		754	610
0.858% due 01/25/2047		524	477
0.868% due 01/25/2047		1,117	914
0.888% due 04/25/2047		1,615	1,418
0.931% due 12/25/2046		2,177	2,053
0.941% due 12/25/2046		1,105	896
1.128% due 02/25/2046		2,683	2,548
1.128% due 08/25/2046		14,937	12,617
1.328% due 11/25/2042		380	357
1.528% due 06/25/2042		528	512
1.528% due 08/25/2042		542	500
1.782% due 01/25/2037 ^		635	544
1.937% due 04/25/2037 ^		424	370
1.942% due 01/25/2047		293	266
1.948% due 02/27/2034		77	75
2.011% due 12/25/2036 ^		403	354
2.151% due 02/25/2037 ^		1,057	888
2.154% due 03/25/2033		81	81
2.192% due 07/25/2046		283	256
2.192% due 08/25/2046		7,065	6,384
2.192% due 09/25/2046		529	486
2.192% due 11/25/2046		184	167
2.192% due 12/25/2046		1,100	1,026
2.237% due 09/25/2036 ^		730	663
2.277% due 02/25/2037 ^		1,195	1,036
2.361% due 05/25/2037 ^		834	688
2.364% due 02/25/2037 ^		2,469	2,182

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.372% due 06/25/2034		$2,472	$2,501
2.405% due 09/25/2033		2,338	2,417
2.441% due 09/25/2033		868	864
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 05/25/2046		604	461
2.024% due 02/25/2033		40	39
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 12/25/2034		1,606	1,619
2.615% due 03/25/2036		214	214
2.618% due 06/25/2035		2,495	2,518
2.619% due 09/25/2034		224	230
2.629% due 07/25/2036 ^		825	800
Wells Fargo-RBS Commercial Mortgage Trust
0.864% due 08/15/2045		616	616
1.081% due 04/15/2045		671	672
1.456% due 11/15/2044		1,056	1,060
1.607% due 06/15/2044		1,019	1,020
2.501% due 02/15/2044		173	174

Total Mortgage-Backed Securities (Cost $834,740)			820,021

ASSET-BACKED SECURITIES 6.7%
ACA CLO Ltd.
0.507% due 01/20/2021		1,530	1,528
ACAS CLO Ltd.
0.467% due 04/20/2021		5,722	5,689
ACE Securities Corp.
0.234% due 10/25/2036		21	12
Aimco CLO
0.511% due 08/20/2020		2,211	2,202
Alba SPV SRL
1.569% due 04/20/2040	EUR	9,895	10,754
ALM Ltd.
1.488% due 02/13/2023		$36,550	36,521
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		63	59
0.874% due 10/25/2031		348	317
0.874% due 08/25/2032		311	284
Amresco Residential Securities Corp. Mortgage Loan Trust
1.114% due 06/25/2029		99	92
Apidos CDO Ltd.
0.507% due 01/20/2019		4,885	4,869
0.528% due 06/12/2020		819	818
Ares CLO Ltd.
0.892% due 11/25/2020		21,787	21,697
Asset-Backed Funding Certificates Trust
0.874% due 06/25/2034		646	607
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037		34	23
0.724% due 09/25/2034		115	116
Atrium CDO Corp.
0.511% due 07/20/2020		386	383
1.357% due 11/16/2022		42,460	42,513
Babson CLO Ltd.
0.482% due 01/18/2021		1,476	1,461
Bacchus Ltd.
0.497% due 01/20/2019		420	420
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		10	12
0.834% due 10/25/2032		471	451
0.974% due 10/27/2032		82	79
1.174% due 10/25/2037		2,471	2,326
1.174% due 11/25/2042		36	34
Bravo Mortgage Asset Trust
0.414% due 07/25/2036		1,053	996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cairn CLO BV
0.413% due 10/15/2022	EUR	1,271	$1,364
Carlyle High Yield Partners Ltd.
0.472% due 04/19/2022		$13,283	13,110
0.482% due 04/19/2022		1,375	1,348
Carrington Mortgage Loan Trust
0.494% due 10/25/2035		62	62
Cavalry CLO Ltd.
1.528% due 01/16/2024		41,700	41,560
Celf Loan Partners PLC
0.398% due 11/01/2023	EUR	1,698	1,808
CELF Low Levered Partners PLC
0.330% due 03/04/2024		2,571	2,704
Central Park CLO Ltd.
1.457% due 07/23/2022		$2,500	2,499
Chase Funding Trust
0.814% due 08/25/2032		30	28
CIFC Funding Ltd.
1.553% due 01/19/2023		29,400	29,432
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033		36	34
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		506	428
COA Summit CLO Ltd.
1.607% due 04/20/2023		9,600	9,598
Commercial Industrial Finance Corp.
1.407% due 08/14/2024		39,300	39,353
ContiMortgage Home Equity Loan Trust
0.855% due 03/15/2027		1	1
Cordatus CLO PLC
0.370% due 01/30/2024	EUR	7,786	8,257
Cornerstone CLO Ltd.
0.473% due 07/15/2021		$7,944	7,885
Countrywide Asset-Backed Certificates
0.274% due 08/25/2037		1,066	1,064
0.354% due 06/25/2036		35	34
0.354% due 09/25/2036		451	442
0.364% due 06/25/2036		342	335
0.654% due 12/25/2031		43	33
0.914% due 05/25/2032		239	227
1.031% due 05/25/2033		10	8
Countrywide Home Equity Loan Trust
0.315% due 01/15/2037		39	36
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032		3	3
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		63	36
0.294% due 07/25/2037		478	320
Delta Funding Home Equity Loan Trust
0.995% due 09/15/2029		34	31
Drug Royalty LP
3.081% due 07/15/2023		11,422	11,608
Dryden Leveraged Loan CDO
0.497% due 10/20/2020		2,619	2,604
Dryden Senior Loan Fund
1.417% due 01/15/2022		24,100	24,080
Duane Street CLO Ltd.
0.502% due 01/11/2021		1,935	1,925
Duchess CLO BV
0.260% due 02/28/2023	EUR	3,077	3,279
Eagle Ltd.
2.570% due 12/15/2039		$4,406	4,401
Eaton Vance CDO PLC
0.272% due 03/25/2026	EUR	610	646
Educational Services of America, Inc.
0.904% due 04/25/2039		$7,517	7,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Elm CLO Ltd.
1.676% due 01/17/2023		$32,000	$31,998
EMC Mortgage Loan Trust
0.874% due 01/25/2041		445	437
0.914% due 05/25/2040		58	53
Equity One Mortgage Pass-Through Trust
0.474% due 04/25/2034		588	489
0.734% due 11/25/2032		265	251
Eurocredit CDO PLC
0.392% due 01/16/2022	EUR	5,606	6,012
0.636% due 04/17/2023		358	383
Fairbanks Capital Mortgage Loan Trust
1.449% due 05/25/2028		$246	241
First NLC Trust
0.244% due 08/25/2037		588	337
Flagship CLO
0.500% due 09/20/2019		650	647
Fore CLO Ltd.
0.502% due 07/20/2019		6,054	6,028
Four Corners CLO Ltd.
0.526% due 01/26/2020		2,143	2,134
Franklin CLO Ltd.
0.531% due 06/15/2018		2,711	2,698
Fraser Sullivan CLO Ltd.
0.531% due 03/15/2020		21	21
Galaxy CLO Ltd.
1.551% due 08/20/2022		3,000	3,001
Gallatin CLO Ltd.
1.523% due 07/15/2023		32,000	31,968
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	802	863
Golden Knight CDO Ltd.
0.493% due 04/15/2019		$4,605	4,586
Goldentree Loan Opportunities Ltd.
0.952% due 10/18/2021		1,288	1,286
1.557% due 04/17/2022		4,700	4,713
Greenpoint Home Equity Loan Trust
0.535% due 01/15/2030		73	69
GSAMP Trust
0.244% due 12/25/2036		435	238
Harbourmaster CLO BV
0.275% due 05/08/2023	EUR	1,231	1,318
HarbourView CLO
0.519% due 12/27/2019		$394	390
Hewett’s Island CDO Ltd.
0.484% due 06/09/2019		135	135
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		13,075	13,088
Home Equity Asset Trust
1.094% due 02/25/2033		1	1
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		132	57
ING Investment Management CLO Ltd.
0.474% due 12/13/2020		631	631
0.504% due 12/13/2020		2,384	2,367
Inwood Park CDO Ltd.
0.482% due 01/20/2021		699	698
Irwin Whole Loan Home Equity Trust
0.714% due 07/25/2032		27	26
Jersey Street CLO Ltd.
0.507% due 10/20/2018		558	557
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		53	53
Jubilee CDO BV
0.365% due 08/21/2021	EUR	939	1,000
LCM LP
1.453% due 07/14/2022		$842	841

64	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.513% due 04/15/2022		$45,900	$45,942
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037		483	316
Lehman XS Trust
0.321% due 04/25/2037 ^		1,397	1,036
Lightpoint CLO
0.506% due 08/05/2019		1,181	1,179
LightPoint Pan-European CLO PLC
0.302% due 01/31/2022	EUR	268	287
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$14,200	14,167
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034		359	347
0.874% due 03/25/2032		54	50
Madison Park Funding Ltd.
1.507% due 04/22/2022		34,650	34,555
1.521% due 06/15/2022		1,908	1,911
Malin CLO BV
0.246% due 05/07/2023	EUR	3,280	3,492
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		$2,244	2,260
MASTR Asset-Backed Securities Trust
0.224% due 11/25/2036		77	37
0.224% due 01/25/2037		429	192
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037		6	2
0.294% due 02/25/2037		399	190
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037		277	196
0.274% due 09/25/2036		25	14
0.974% due 07/25/2037		363	353
Morgan Stanley Investment Management Mezzano BV
0.928% due 05/15/2024	EUR	340	364
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036		$12	6
MT Wilson CLO Ltd.
0.482% due 07/11/2020		1,367	1,363
Nash Point CLO
0.381% due 07/25/2022	EUR	186	198
National Collegiate Student Loan Trust
0.304% due 11/27/2028		$2,073	2,048
0.314% due 12/27/2027		848	837
0.414% due 07/25/2028		8,076	8,053
Nautique Funding Ltd.
0.503% due 04/15/2020		838	828
Navient Private Education Loan Trust
0.675% due 12/15/2021		11,984	11,986
0.875% due 09/16/2024		6,421	6,412
Navient Student Loan Trust
0.454% due 08/25/2020		8,977	8,979
Neuberger Berman CLO Ltd.
1.406% due 07/25/2023		26,000	26,033
New Century Home Equity Loan Trust
0.354% due 05/25/2036		610	434
North Carolina State Education Assistance Authority
0.706% due 10/26/2020		51	51
Northstar Education Finance, Inc.
0.396% due 01/30/2017		1,341	1,333
0.874% due 12/26/2031		15,929	16,016
Octagon Investment Partners Ltd.
0.497% due 04/23/2020		562	558
1.525% due 05/05/2023		49,100	48,979
OneMain Financial Issuance Trust
2.430% due 06/18/2024		10,100	10,128
Option One Mortgage Loan Trust
0.714% due 08/25/2032		144	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust Asset-Backed Certificates
0.714% due 06/25/2032		$22	$21
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		1,193	1,214
Park Place Securities, Inc.
0.434% due 09/25/2035		124	124
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^		292	286
Prospero CLO BV
0.300% due 10/20/2022	EUR	407	435
Race Point CLO Ltd.
0.513% due 04/15/2020		$5,166	5,162
1.541% due 12/15/2022		50,320	50,298
Renaissance Home Equity Loan Trust
0.534% due 11/25/2034		206	177
0.674% due 12/25/2033		332	325
1.051% due 08/25/2033		605	573
Residential Asset Mortgage Products Trust
0.731% due 06/25/2032		6	5
Residential Asset Securities Corp. Trust
0.674% due 07/25/2032 ^		78	67
Saturn CLO Ltd.
0.483% due 05/13/2022		4,775	4,738
SBA Tower Trust
2.898% due 10/15/2044		10,200	10,347
SLC Student Loan Trust
0.351% due 06/15/2022		4,945	4,940
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024		1,353	1,341
SLM Private Education Loan Trust
0.925% due 10/16/2023		856	858
1.225% due 06/15/2023		541	543
1.275% due 12/15/2021		1,753	1,757
SLM Student Loan Trust
0.256% due 07/25/2017		217	216
0.326% due 04/27/2020		683	683
0.326% due 04/25/2022		3,273	3,272
0.336% due 07/25/2019		1,720	1,718
0.376% due 01/27/2025		6,398	6,383
0.434% due 05/25/2018		3,809	3,809
0.874% due 01/25/2029		10,009	10,057
1.756% due 04/25/2023		10,586	10,865
Specialty Underwriting & Residential Finance Trust
0.854% due 01/25/2034		173	150
Stone Tower CLO Ltd.
0.487% due 04/17/2021		2,868	2,833
Stoney Lane Funding Corp.
0.497% due 04/18/2022		3,256	3,229
Structured Asset Securities Corp. Mortgage Loan Trust
0.274% due 01/25/2037		51	51
1.672% due 04/25/2035		1,539	1,472
Symphony CLO LP
1.352% due 01/09/2023		19,910	19,830
Symphony CLO Ltd.
1.767% due 07/23/2023		2,000	2,005
Theseus European CLO S.A.
0.348% due 08/27/2022	EUR	249	266
Venture CDO Ltd.
0.477% due 07/22/2021		$1,620	1,599
0.537% due 07/22/2021		8,653	8,550
Voya CLO Ltd.
1.570% due 10/15/2022 (b)		33,000	33,000
1.615% due 10/15/2022 (b)		40,700	40,456
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		73	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WG Horizons CLO
0.521% due 05/24/2019		$2,791	$2,771
WhiteHorse Ltd.
0.725% due 05/01/2018		370	370
Wood Street CLO BV
0.561% due 11/22/2021	EUR	1,900	1,992

Total Asset-Backed Securities (Cost $971,763)			962,097

SOVEREIGN ISSUES 5.6%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$16,800	16,905
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	365,000	111,010
0.000% due 10/01/2015		322,000	94,735
0.000% due 01/01/2016		221,000	62,952
0.000% due 04/01/2016		66,000	18,223
Development Bank of Japan, Inc.
1.625% due 10/05/2016		$27,000	27,389
1.736% due 04/27/2017		12,000	12,139
2.750% due 03/15/2016		10,000	10,217
Export-Import Bank of Korea
1.003% due 01/14/2017		10,175	10,228
1.121% due 09/17/2016		16,100	16,172
1.250% due 11/20/2015		27,420	27,508
3.750% due 10/20/2016		17,700	18,400
4.000% due 01/11/2017		2,900	3,040
4.125% due 09/09/2015		41,866	42,490
Japan Bank for International Cooperation
0.618% due 11/13/2018		50,000	50,061
Japan Finance Organization for Municipalities
0.912% due 05/22/2017		27,000	27,128
Korea Development Bank
0.717% due 06/11/2015		25,000	25,000
0.882% due 01/22/2017		16,900	16,900
0.957% due 08/20/2015		31,200	31,231
1.000% due 01/22/2016		8,225	8,245
2.250% due 08/07/2017		12,530	12,745
3.250% due 03/09/2016		17,557	17,919
3.250% due 09/20/2016		10,671	10,993
3.500% due 08/22/2017		18,259	19,087
3.875% due 05/04/2017		30,956	32,498
4.000% due 09/09/2016		23,940	24,941
4.375% due 08/10/2015		9,701	9,826
Korea Housing Finance Corp.
3.500% due 12/15/2016		2,800	2,900
4.125% due 12/15/2015		4,250	4,346
Korea Land & Housing Corp.
1.875% due 08/02/2017		14,800	14,837
State of North Rhine-Westphalia
0.573% due 05/03/2017		29,000	29,129

Total Sovereign Issues (Cost $892,927)			809,194

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		184,000	4,880

Total Preferred Securities (Cost $4,959)			4,880

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.1%

CERTIFICATES OF DEPOSIT 3.1%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	$90,300	$90,242
Intesa Sanpaolo SpA
1.632% due 04/11/2016	29,800	29,900
1.650% due 04/07/2015	170,950	170,954
Itau Unibanco Holding S.A.
1.152% due 06/04/2015	89,000	88,994
1.190% due 06/26/2015	17,000	16,999
Kookmin Bank
0.744% due 07/15/2015	10,000	10,001
0.826% due 04/27/2015	36,300	36,300
Sumitomo Mitsui Banking Corp.
0.625% due 05/02/2017	2,500	2,500

		445,890

COMMERCIAL PAPER 4.2%
ENI Finance USA, Inc.
0.550% due 10/26/2015	20,000	19,999
0.570% due 06/24/2015	24,000	23,984
0.614% due 04/10/2015	34,500	34,501
Entergy Corp.
0.930% due 04/21/2015	3,900	3,898
0.950% due 04/15/2015	19,500	19,493
0.950% due 04/28/2015	11,950	11,941
0.950% due 05/05/2015	25,700	25,677
0.950% due 05/06/2015	11,000	10,990
Ford Motor Credit Co.
0.680% due 04/20/2015	13,400	13,395
0.850% due 06/01/2015	13,850	13,838
Kinder Morgan, Inc.
1.300% due 04/06/2015	105,000	104,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.300% due 04/13/2015		$18,000	$17,992

Tesco Treasury Services PLC
0.985% due 08/18/2015		6,600	6,531
1.024% due 08/17/2015		140,000	138,550
3.990% due 08/18/2015		9,500	9,401
Vodafone Group PLC
0.530% due 06/02/2015		15,000	14,992
0.550% due 04/01/2015		125,000	125,000
0.600% due 08/03/2015		1,500	1,498
Wyndham Worldwide Corp.
1.050% due 04/13/2015		10,000	9,997

			606,658

REPURCHASE AGREEMENTS (f) 4.9%
			698,786

SHORT-TERM NOTES 0.3%
Pacific Gas & Electric Co.
0.458% due 05/11/2015		22,700	22,700
Volvo Treasury AB
0.635% due 06/23/2015		17,600	17,597

			40,297

JAPAN TREASURY BILLS 1.0%
(0.004%) due 04/27/2015 (c)	JPY	18,000,000	150,082

MEXICO TREASURY BILLS 0.3%
3.030% due 04/01/2015 (c)	MXN	644,600	42,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.033% due 04/02/2015 - 06/25/2015 (c)(g)(i)(k)	$36,484	$36,482

Total Short-Term Instruments (Cost $2,027,039)		2,020,454

Total Investments in Securities (Cost $15,992,329)		15,867,689

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	1,708	17
PIMCO Short-Term Floating NAV Portfolio III	24,835	246

Total Short-Term Instruments (Cost $263)		263

Total Investments in Affiliates (Cost $263)		263

Total Investments 110.4% (Cost $15,992,592)		$15,867,952

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $(65,088))		32,441

Other Assets and Liabilities, net (10.6%)		(1,533,027)

Net Assets 100.0%		$14,367,366

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Tokyo Electric Power Co., Inc.	2.080%	05/31/2016	02/14/2014 - 05/07/2014	$1,075	$926	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GRE	0.080%	03/31/2015	04/01/2015	$170,638	U.S. Treasury Notes 1.000% due 03/15/2018	$(170,656)	$170,637	$170,637
JPS	0.010%	03/31/2015	04/01/2015	326,219	U.S. Treasury Notes 1.000% due 03/15/2018	(326,255)	326,219	326,219
	0.120%	03/31/2015	04/01/2015	199,750	U.S. Treasury Notes 0.500% due 03/31/2017	(199,752)	199,750	199,750
SSB	0.000%	03/31/2015	04/01/2015	2,180	Freddie Mac 2.080% due 10/17/2022	(2,224)	2,180	2,180

Total Repurchase Agreements						$(698,887)	$698,786	$698,786

(1)	Includes accrued interest.

66	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.300%	03/25/2015	04/08/2015	$(108,497)	$(108,503)
	0.300%	03/26/2015	04/28/2015	(6,512)	(6,513)
GRE	0.350%	03/24/2015	04/07/2015	(20,845)	(20,847)
IND	0.210%	03/27/2015	04/07/2015	(5,873)	(5,873)
	0.250%	03/18/2015	04/23/2015	(209,985)	(210,005)
	0.250%	03/31/2015	04/07/2015	(184,730)	(184,731)
	0.260%	03/31/2015	04/07/2015	(25,859)	(25,859)
	0.280%	03/25/2015	04/08/2015	(117,808)	(117,815)

Total Reverse Repurchase Agreements					$(680,146)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.220%	02/04/2015	04/06/2015	$(41,327)	$(41,312)
BPG	0.360%	03/23/2015	04/07/2015	(34,517)	(34,514)
	0.520%	03/27/2015	04/10/2015	(3,149)	(3,150)
TDM	0.200%	02/09/2015	04/09/2015	(20,568)	(20,554)

Total Sale-Buyback Transactions					$(99,530)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $637,054 at a weighted average interest rate of (0.004%).
(3)	Payable for sale-buyback transactions includes $(59) of deferred price drop.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
U.S. Treasury Notes	0.500%	03/31/2017	$ 200,000	$(199,656)	$(199,753)
U.S. Treasury Notes	1.000%	03/15/2018	975,000	(977,468)	(978,922)

Total Short Sales				$(1,177,124)	$(1,178,675)

(4)	Payable for short sales includes $421 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $782,929 and cash of $390 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BSN	$0	$(115,016)	$0	$0	$(115,016)	$115,273	$257
GRE	170,637	(20,847)	0	0	149,790	(149,799)	(9)
IND	0	(544,283)	0	0	(544,283)	545,236	953
JPS	525,969	0	0	0	525,969	(526,007)	(38)
SSB	2,180	0	0	0	2,180	(2,224)	(44)

Master Securities Forward Transaction Agreement
BCY	0	0	(41,312)	0	(41,312)	41,350	38
BPG	0	0	(37,664)	(225,911)	(263,575)	37,725	(225,850)
GSC	0	0	0	(375,981)	(375,981)	0	(375,981)
MSC	0	0	0	(99,876)	(99,876)	0	(99,876)
NOM	0	0	0	(476,907)	(476,907)	0	(476,907)
TDM	0	0	(20,554)	0	(20,554)	20,556	2

Total Borrowings and Other Financing Transactions	$698,786	$(680,146)	$(99,530)	$(1,178,675)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.250	03/14/2016	6,832	$(2,468)	$(2,733)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10,848	(7,898)	(10,983)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10,848	(9,837)	(5,017)
Call - CME 90-Day Eurodollar June Futures	99.250	06/13/2016	15,487	(6,301)	(5,711)
Put - CME 90-Day Eurodollar June Futures	99.250	06/13/2016	15,487	(18,032)	(16,455)
Put - CME 90-Day Eurodollar March Futures	99.250	03/14/2016	6,832	(4,773)	(4,270)
Call - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	9,224	(4,830)	(5,304)
Put - CME 90-Day Eurodollar September Futures	99.000	09/19/2016	9,224	(11,057)	(10,435)

				$(65,196)	$(60,908)

Total Written Options				$(65,196)	$(60,908)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Schatz June Futures	Long	06/2015	5,633	$(32)	$0	$(31)
U.S. Treasury 2-Year Note June Futures	Long	06/2015	19,000	14,245	2,672	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2017	5,636	429	313	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	19,250	2,039	1,428	(357)

Total Futures Contracts				$16,681	$4,413	$(388)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.985%	06/17/2017	$3,508,000	$(17,674)	$(10,415)	$0	$(2,007)
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	2,162,000	(36,475)	(33,686)	0	(1,818)

					$(54,149)	$(44,101)	$0	$(3,825)

Total Swap Agreements					$(54,149)	$(44,101)	$0	$(3,825)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $83,472 and cash of $66,916 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,413	$0	$4,413	$(60,908)	$(388)	$(3,825)	$(65,121)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		101,518		GBP	68,385	$0	$(75)
	05/2015		GBP	68,385	$		101,497	77	0

68	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	12,674	$		18,714	$0	$(86)
	04/2015	$		5,816		AUD	7,403	0	(177)
	04/2015			9,599		EUR	8,936	80	(70)
	05/2015		EUR	67,726	$		72,739	0	(116)
	05/2015	$		601		MXN	9,079	0	(7)
	06/2015		ILS	200,620	$		50,000	0	(422)

BPS	04/2015		JPY	44,838,180			375,316	1,462	0
	04/2015	$		146,286		JPY	17,688,100	1,195	0
	06/2015		ILS	35,536	$		8,956	25	0
	07/2015		BRL	365,000			144,795	33,508	0
	01/2016			32,000			12,573	3,333	0

BRC	10/2015			202,000			71,504	11,670	0

	02/2016		EUR	600			833	184	0

CBK	04/2015		AUD	41,512			32,244	627	0
	04/2015		JPY	18,000,000			153,584	3,451	0
	04/2015	$		1,899		EUR	1,676	0	(97)
	04/2015			2,461		GBP	1,605	0	(81)
	05/2015		EUR	262,667	$		286,314	3,755	0
	05/2015		MXN	28,959			1,959	64	0
	06/2015		ILS	99,175			24,973	47	0
	10/2015		BRL	120,000			42,403	6,858	0

DUB	04/2015		EUR	1,000			1,380	305	0
	04/2015		GBP	61,613			95,568	4,171	0

FBF	05/2015	$		613		MXN	9,159	0	(13)

GLM	04/2015		EUR	80,213	$		91,037	4,832	(44)
	04/2015	$		26,952		AUD	34,109	0	(973)
	04/2015			297,149		EUR	272,628	0	(4,006)
	04/2015			6,491		GBP	4,297	0	(116)
	05/2015		AUD	34,109	$		26,898	970	0
	05/2015	$		15,044		GBP	10,067	0	(114)
	06/2015		ILS	320,037	$		79,740	0	(695)

HUS	04/2015		MXN	638,716			44,085	2,212	0
	06/2015		ILS	7,148			1,800	3	0

JPM	04/2015		EUR	4,904			5,167	0	(106)
	04/2015	$		2,543		EUR	2,367	2	0

MSB	04/2015		EUR	289,969	$		327,306	15,495	0
	04/2015		GBP	10,098			15,223	244	0
	04/2015	$		227,082		JPY	27,150,080	0	(709)
	05/2015		JPY	27,150,080	$		227,178	693	0
	06/2015		ILS	71,497			17,830	0	(139)
	01/2016		BRL	155,000			51,564	6,806	0
	04/2016			66,000			20,470	1,834	0

RYL	12/2015		GBP	10,899			17,759	1,611	0

UAG	04/2015		EUR	200,490			220,278	4,701	0
	05/2015	$		220,376		EUR	200,490	0	(4,703)
	01/2016		BRL	34,000	$		13,143	3,325	0

Total Forward Foreign Currency Contracts								$113,540	$(12,749)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$	122,100	$305	$14

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015		3,611,000	9,027	410

								$9,332	$424

Total Purchased Options								$9,332	$424

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Short-Term Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250%	05/26/2015	$	3,785,400	$(4,753)	$(1,128)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015		831,415	(3,153)	(6,841)

								$(7,906)	$(7,969)

Total Written Options								$(7,906)	$(7,969)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$3,750,000	$(9,356)
Sales	117,622	14,485,720	(111,291)
Closing Buys	(32,840)	(13,618,905)	47,545
Expirations	0	0	0
Exercised	0	0	0

Balance at End of Period	84,782	$4,616,815	$(73,102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Domtar Corp.	1.000%	06/20/2019	0.890%	$ 7,200	$(120)	$155	$35	$0

GST	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	0.609%	JPY 470,000	(110)	126	16	0

MYC	Domtar Corp.	1.000%	09/20/2019	0.983%	$ 7,000	(227)	235	8	0

						$(457)	$516	$59	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$47,662	$(201)	$166	$0	$(35)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	165,437	(660)	539	0	(121)

					$(861)	$705	$0	$(156)

Total Swap Agreements					$(1,318)	$1,221	$59	$(156)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

70	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $9,273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$77	$0	$0	$77	$(75)	$0	$0	$(75)	$2	$0	$2
BOA	80	0	0	80	(878)	0	0	(878)	(798)	743	(55)
BPS	39,523	0	35	39,558	0	0	0	0	39,558	(40,840)	(1,282)
BRC	11,854	14	0	11,868	0	0	0	0	11,868	(12,580)	(712)
CBK	14,802	410	0	15,212	(178)	0	0	(178)	15,034	(13,536)	1,498
DUB	4,476	0	0	4,476	0	0	0	0	4,476	(4,410)	66
FBF	0	0	0	0	(13)	(1,128)	(35)	(1,176)	(1,176)	1,831	655
GLM	5,802	0	0	5,802	(5,948)	0	0	(5,948)	(146)	(850)	(996)
GST	0	0	16	16	0	0	(121)	(121)	(105)	0	(105)
HUS	2,215	0	0	2,215	0	0	0	0	2,215	(2,160)	55
JPM	2	0	0	2	(106)	(6,841)	0	(6,947)	(6,945)	6,700	(245)
MSB	25,072	0	0	25,072	(848)	0	0	(848)	24,224	(22,660)	1,564
MYC	0	0	8	8	0	0	0	0	8	(37)	(29)
RYL	1,611	0	0	1,611	0	0	0	0	1,611	(1,700)	(89)
UAG	8,026	0	0	8,026	(4,703)	0	0	(4,703)	3,323	(3,250)	73

Total Over the Counter	$113,540	$424	$59	$114,023	$(12,749)	$(7,969)	$(156)	$(20,874)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,413	$4,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$113,540	$0	$113,540
Purchased Options	0	0	0	0	424	424
Swap Agreements	0	59	0	0	0	59

	$0	$59	$0	$113,540	$424	$114,023

	$0	$59	$0	$113,540	$4,837	$118,436

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$60,908	$60,908
Futures	0	0	0	0	388	388
Swap Agreements	0	0	0	0	3,825	3,825

	$0	$0	$0	$0	$65,121	$65,121

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,749	$0	$12,749
Written Options	0	0	0	0	7,969	7,969
Swap Agreements	0	156	0	0	0	156

	$0	$156	$0	$12,749	$7,969	$20,874

	$0	$156	$0	$12,749	$73,090	$85,995

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Short-Term Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,716	$2,716
Futures	0	0	0	0	(5,215)	(5,215)
Swap Agreements	0	1,367	0	0	(16,492)	(15,125)

	$0	$1,367	$0	$0	$(18,991)	$(17,624)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$139,932	$0	$139,932
Purchased Options	0	0	0	0	4,091	4,091
Written Options	0	0	0	0	1,110	1,110
Swap Agreements	0	16,865	0	474	0	17,339

	$0	$16,865	$0	$140,406	$5,201	$162,472

	$0	$18,232	$0	$140,406	$(13,790)	$144,848

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,288	$4,288
Futures	0	0	0	0	16,682	16,682
Swap Agreements	0	0	0	0	(38,940)	(38,940)

	$0	$0	$0	$0	$(17,970)	$(17,970)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108,050	$0	$108,050
Purchased Options	0	0	0	0	(12,343)	(12,343)
Written Options	0	0	0	0	3,072	3,072
Swap Agreements	0	(3,150)	0	(359)	0	(3,509)

	$0	$(3,150)	$0	$107,691	$(9,271)	$95,270

	$0	$(3,150)	$0	$107,691	$(27,241)	$77,300

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$109,424	$0	$109,424
Corporate Bonds & Notes
Banking & Finance	0	4,915,759	0	4,915,759
Industrials	0	3,335,656	20,522	3,356,178
Utilities	0	1,529,381	0	1,529,381
Municipal Bonds & Notes
Arkansas	0	5,227	0	5,227
California	0	92,158	0	92,158
Georgia	0	2,004	0	2,004
Hawaii	0	1,404	0	1,404
New Jersey	0	2,157	0	2,157
New York	0	5,217	0	5,217
North Carolina	0	3,931	0	3,931
Ohio	0	9,258	0	9,258
Oregon	0	1,000	0	1,000
South Dakota	0	1,037	0	1,037
U.S. Government Agencies	0	314,080	6,174	320,254
U.S. Treasury Obligations	0	896,654	0	896,654
Mortgage-Backed Securities	0	809,501	10,520	820,021
Asset-Backed Securities	0	957,696	4,401	962,097
Sovereign Issues	0	780,065	29,129	809,194
Preferred Securities
Banking & Finance	4,880	0	0	4,880
Short-Term Instruments
Certificates of Deposit	0	445,890	0	445,890
Commercial Paper	0	606,658	0	606,658
Repurchase Agreements	0	698,786	0	698,786
Short-Term Notes	0	40,297	0	40,297
Japan Treasury Bills	0	150,082	0	150,082
Mexico Treasury Bills	0	42,259	0	42,259

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
U.S. Treasury Bills	$0	$36,482	$0	$36,482
	$4,880	$15,792,063	$70,746	$15,867,689

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$263	$0	$0	$263

Total Investments	$5,143	$15,792,063	$70,746	$15,867,952

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(1,178,675)	$0	$(1,178,675)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,413	0	0	4,413
Over the counter	0	114,023	0	114,023
	$4,413	$114,023	$0	$118,436

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(61,296)	(3,825)	0	(65,121)
Over the counter	0	(20,874)	0	(20,874)
	$(61,296)	$(24,699)	$0	$(85,995)

Totals	$(51,740)	$14,702,712	$70,746	$14,721,718

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

72	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. As of March 31, 2015, the PIMCO Government Money Market Fund is the only fund in the Trust to offer Class M shares. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO Money Market Fund and PIMCO Short-Term Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	MARCH 31, 2015	73

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The

ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the

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close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant

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unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the PIMCO Short Term Fund had $7,269,627 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of

restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

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(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Low Duration Fund II	$2	$0	$(2)	$0	$0	$0	$0	$0
PIMCO Low Duration Fund III	1	0	(1)	0	0	0	0	0
PIMCO Short Asset Investment Fund	0	0	0	0	0	0	0	0
PIMCO Short-Term Fund	8	92,503	(92,490)	(4)	0	17	4	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Low Duration Fund II	$87,799	$303,483	$(390,430)	$(435)	$(8)	$409	$681	$0
PIMCO Low Duration Fund III	43,946	221,867	(263,500)	(116)	(6)	2,191	266	0
PIMCO Short Asset Investment Fund	6	347,395	(343,550)	(216)	0	3,635	294	0
PIMCO Short-Term Fund	121,638	16,287,887	(16,408,829)	(445)	(5)	246	1,187	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In

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Notes to Financial Statements (Cont.)

periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in

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excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These

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upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are

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instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer

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Notes to Financial Statements (Cont.)

“market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

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Notes to Financial Statements (Cont.)

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Government Money Market Fund	0.12%		N/A	0.06%	0.16%	N/A	N/A	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Low Duration Fund III	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Money Market Fund	0.12%		0.20%	N/A	N/A	0.20%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	N/A	0.24%	0.14%	0.24%	0.24%
PIMCO Short-Term Fund	0.25%		0.20%	N/A	0.30%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2016 to waive 0.10% of the Investment Advisory Fee from 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
All other Funds	—	0.25%
Class B
PIMCO Money Market Fund	—	0.10%	(1)
All other Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
PIMCO Short Asset Investment and PIMCO Short-Term Funds	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
PIMCO Money Market Fund	0.10%(1)
All Other Funds	0.25%
Class D
All Funds	0.25%

(1)

With respect to the PIMCO Government Money Market and PIMCO Money Market Funds only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Short Asset Investment Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Short Asset Investment Fund	$34

To maintain certain net yields for the PIMCO Government Money Market and PIMCO Money Market Funds, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with such funds (the “Agreement”) pursuant to which PIMCO or the

Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of a Fund, or to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield. As of March 31, 2015, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $1,347,153 and $8,990,007, respectively.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued

ANNUAL REPORT	MARCH 31, 2015	87

Notes to Financial Statements (Cont.)

related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Low Duration Fund II	$211,973	$97,038
PIMCO Low Duration Fund III	42,994	19,735
PIMCO Short Asset Investment Fund	54,662	82,007
PIMCO Short-Term Fund	4,826,089	6,101,240

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Fund II	$408,384	$525,600	$306,406	$268,357
PIMCO Low Duration Fund III	176,454	208,227	143,746	116,976
PIMCO Short Asset Investment Fund	3,642,333	3,639,844	181,767	123,937
PIMCO Short-Term Fund	26,451,945	25,970,226	10,626,240	9,960,628

88	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2015

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund (1)				PIMCO Low Duration Fund II
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	9,172	$90,697	31,525	$312,741
Class M	13,983,399	13,983,399	133,010	133,009	0	0	0	0
Class P	2,910	2,909	7,815	7,816	178	1,766	1,956	19,396
Administrative Class	0	0	0	0	85	846	316	3,166
Class A	11,519	11,519	45,881	45,881	0	0	0	0
Class C	4,174	4,174	11,874	11,874	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	522	5,156	762	7,548
Class M	62	62	27	27	0	0	0	0
Class P	0	0	0	0	7	64	7	70
Administrative Class	0	0	0	0	18	173	31	308
Class A	2	2	1	1	0	0	0	0
Class C	1	1	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(34,586)	(341,590)	(37,362)	(370,261)
Class M	(13,713,496)	(13,713,496)	(270,356)	(270,356)	0	0	0	0
Class P	(5,429)	(5,429)	(7,733)	(7,733)	(1,691)	(16,750)	(413)	(4,111)
Administrative Class	0	0	0	0	(1,745)	(17,247)	(380)	(3,786)
Class A	(17,803)	(17,803)	(36,842)	(36,842)	0	0	0	0
Class C	(5,677)	(5,677)	(8,651)	(8,652)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	259,662	$259,661	(124,974)	$(124,975)	(28,040)	$(276,885)	(3,558)	$(34,929)

ANNUAL REPORT	MARCH 31, 2015	89

Notes to Financial Statements (Cont.)

	PIMCO Low Duration Fund III (2)				PIMCO Money Market Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,205	$51,029	11,717	$115,344	1,365,903	$1,365,904	1,464,673	$1,464,673
Class P	2,998	29,458	1,521	14,933	0	0	0	0
Administrative Class	281	2,754	426	4,180	190,167	190,167	318,776	318,776
Class A	0	0	0	0	166,601 ^	166,600 ^	421,000	420,999
Class B	0	0	0	0	198	198	3,178	3,177
Class C	0	0	0	0	99,815	99,814	312,632	312,633
Issued as reinvestment of distributions
Institutional Class	588	5,698	306	3,004	62	62	15	15
Class P	67	647	16	161	0	0	0	0
Administrative Class	18	178	6	54	24	24	9	9
Class A	0	0	0	0	45	45	18	18
Class C	0	0	0	0	20	20	10	10
Cost of shares redeemed
Institutional Class	(13,507)	(132,561)	(9,512)	(93,544)	(1,307,099)	(1,307,099)	(1,417,404)	(1,417,404)
Class P	(1,836)	(18,021)	(689)	(6,748)	0	0	0	0
Administrative Class	(182)	(1,782)	(85)	(832)	(170,728)	(170,728)	(394,148)	(394,148)
Class A	0	0	0	0	(220,201)	(220,201)	(347,500)	(347,500)
Class B	0	0	0	0	(3,540)^	(3,540)^	(3,214)	(3,214)
Class C	0	0	0	0	(140,063)	(140,063)	(257,154)	(257,154)
Net increase (decrease) resulting from Fund share transactions	(6,368)	$(62,600)	3,706	$36,552	(18,796)	$(18,797)	100,891	$100,890

90	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2015

	PIMCO Short Asset Investment Fund (3)				PIMCO Short-Term Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	26,272	$264,143	16,909	$170,191	666,524	$6,577,182	931,005	$9,165,786
Class P	48	497	673	6,774	41,705	411,829	44,301	436,588
Administrative Class	51	503	106	1,065	59,014	583,300	58,280	574,752
Class D	1,278	12,864	2,654	26,703	14,884	146,918	33,338	328,558
Class A	394	3,968	1,461	14,685	22,031 ^^	217,192 ^^	67,768	667,923
Class B	0	0	0	0	5	45	51	507
Class C	0	0	0	0	3,556	35,114	16,024	157,686
Class R	0	0	0	0	4,302	42,442	5,197	51,241
Issued as reinvestment of distributions
Institutional Class	171	1,714	82	825	20,607	202,363	9,234	91,059
Class P	1	9	2	18	769	7,558	393	3,876
Administrative Class	0	4	0	3	3,241	31,826	2,168	21,378
Class D	3	31	5	46	798	7,842	440	4,335
Class A	3	30	2	17	1,111	10,912	900	8,874
Class B	0	0	0	0	0	3	0	1
Class C	0	0	0	0	247	2,420	114	1,126
Class R	0	0	0	0	104	1,017	26	252
Cost of shares redeemed
Institutional Class	(18,305)	(184,211)	(7,428)	(74,772)	(608,282)	(5,994,601)	(631,197)	(6,221,847)
Class P	(194)	(1,958)	(489)	(4,921)	(51,642)	(509,714)	(31,762)	(313,201)
Administrative Class	(117)	(1,177)	0	(2)	(71,865)	(707,374)	(149,285)	(1,471,750)
Class D	(1,673)	(16,839)	(2,297)	(23,112)	(26,249)	(258,725)	(27,183)	(267,993)
Class A	(314)	(3,158)	(952)	(9,574)	(57,678)	(569,021)	(89,009)	(877,634)
Class B	0	0	0	0	(70)^^	(685)^^	(64)	(635)
Class C	0	0	0	0	(10,469)	(103,186)	(9,785)	(96,441)
Class R	0	0	0	0	(2,440)	(24,040)	(1,711)	(16,846)
Net increase (decrease) resulting from Fund share transactions	7,618	$76,420	10,728	$107,946	10,203	$110,617	229,243	$2,247,595

(1)	As of March 31, 2015, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 66% of the Fund. Two shareholders are related parties and comprise 43% of the Fund.*
(2)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 16% of the Fund.
(3)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 17% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 886 Class B shares in the amount of $886 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 22 Class B shares in the amount of $216 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	MARCH 31, 2015	91

Notes to Financial Statements (Cont.)

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Government Money Market Fund	$39	$—	$—	$(7)	$—	$—	$—
PIMCO Low Duration Fund II	1,056	—	910	(288)	(6,795)	—	—
PIMCO Low Duration Fund III	1,055	—	(1,823)	(493)	(2,077)	—	—
PIMCO Money Market Fund	49	—	—	(1)	—	—	—
PIMCO Short Asset Investment Fund	—	—	(321)	(19)	—	(435)	—
PIMCO Short-Term Fund	117,012	—	(172,484)	(348)	—	(30,139)	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, convertible preferred securities, and contingent payment debt instruments.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Government Money Market Fund	$—	$—
PIMCO Low Duration Fund II	6,795	—
PIMCO Low Duration Fund III	1,344	733
PIMCO Money Market Fund	—	—
PIMCO Short Asset Investment Fund	—	—
PIMCO Short-Term Fund	—	—

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Government Money Market Fund	$437,763	$—	$—	$—
PIMCO Low Duration Fund II	428,542	3,644	(1,901)	1,743
PIMCO Low Duration Fund III	252,119	2,437	(4,032)	(1,595)
PIMCO Money Market Fund	667,786	—	—	—
PIMCO Short Asset Investment Fund	266,608	284	(611)	(327)
PIMCO Short-Term Fund	15,996,124	58,658	(186,830)	(128,172)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and contingent payment debt instruments for federal income tax purposes.

92	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Government Money Market Fund	$76	$—	$—	$35	$—	$—
PIMCO Low Duration Fund II	6,425	—	—	9,686	—	—
PIMCO Low Duration Fund III	6,975	—	—	4,225	44	—
PIMCO Money Market Fund	174	—	—	60	—	—
PIMCO Short Asset Investment Fund	1,978	—	—	938	—	—
PIMCO Short-Term Fund	245,324	30,613	—	128,593	9,495	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration Fund III, PIMCO Money Market Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund (six series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

94	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
DKK	Danish Krone	INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	MARCH 31, 2015	95

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Government Money Market Fund	0.00%	0.00%	$76	$—
PIMCO Low Duration Fund II	0.00%	0.00%	6,425	—
PIMCO Low Duration Fund III	0.00%	0.00%	6,725	—
PIMCO Money Market Fund	0.00%	0.00%	174	—
PIMCO Short Asset Investment Fund	0.00%	0.00%	1,668	310
PIMCO Short-Term Fund	0.09%	0.09%	200,841	44,474

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

96	PIMCO SHORT DURATION STRATEGY FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	97

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

98	PIMCO SHORT DURATION STRATEGY FUNDS

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	99

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

100	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class M, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3007AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

StocksPLUS® Funds

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Long Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO STOCKSPLUS® FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, small-cap and mid-cap company risk, short sale risk and inverse correlation and compounding risk. A complete description of these risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO STOCKSPLUS® FUNDS

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	11/30/06	—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	03/31/06	03/31/06	04/30/08	06/30/14	07/31/06	07/31/06	07/31/06	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® AR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	07/31/06	—
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	24.1%
U.S. Treasury Obligations	22.2%
Short-Term Instruments‡	20.0%
Sovereign Issues	13.7%
U.S. Government Agencies	7.8%
Mortgage-Backed Securities	5.7%
Other	6.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Institutional Class	-0.27%	9.18%	5.26%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class P	-0.39%	9.09%	5.17%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Administrative Class	-0.48%	9.07%	5.08%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class D	-0.64%	8.78%	4.82%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A	-0.68%	8.71%	4.82%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A (adjusted)	-4.35%	7.88%	4.34%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C	-1.40%	7.92%	4.04%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C (adjusted)	-2.34%	7.92%	4.04%
MSCI EAFE Net Dividend Index (USD Unhedged)	-0.92%	6.16%	1.83%
Lipper International Multi-Cap Core Funds Average	-0.58%	6.06%	1.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 0.89% for Administrative Class shares, 1.04% for Class D shares, 1.04% for Class A shares and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Net Dividend Index (USD Unhedged) detracted from returns over the twelve months ended March 31, 2015, as this Index returned -0.92%.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive performance over the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both of these currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class C - PIPCX
Class D - PIPDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	46.1%
Corporate Bonds & Notes	16.5%
U.S. Treasury Obligations	12.7%
Sovereign Issues	9.0%
U.S. Government Agencies	7.2%
Asset-Backed Securities	5.6%
Other	2.9%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Institutional Class	16.90%	11.88%	9.94%	10.55%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class P	16.97%	11.80%	9.87%	10.49%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class D	16.65%	11.47%	9.50%	10.10%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class A	16.63%	11.45%	9.51%	10.11%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class A (adjusted)	12.26%	10.60%	8.89%	9.56%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class C	15.75%	10.64%	8.72%	9.31%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) Class C (adjusted)	14.75%	10.64%	8.72%	9.31%
MSCI EAFE Net Dividend Hedged USD Index	17.14%	9.17%	6.74%	7.58%
Lipper International Multi-Cap Core Funds Average	-0.58%	6.06%	4.87%	6.63%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.78% for the Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Net Dividend Index USD Hedged enhanced returns over the twelve months ended March 31, 2015, as this Index returned 17.14%.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Small Cap StocksPLUS® AR Strategy Fund

Institutional Class - PSCSX	Class D - PCKDX
Class P - PCKPX	Class A - PCKAX
Administrative Class - PCKTX	Class C - PCKCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	26.0%
U.S. Treasury Obligations	22.7%
Short-Term Instruments‡	19.1%
Sovereign Issues	13.3%
U.S. Government Agencies	7.0%
Asset-Backed Securities	6.2%
Other	5.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® AR Strategy Fund Institutional Class	9.93%	18.55%	11.94%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class P	9.71%	18.38%	11.81%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Administrative	9.77%	18.28%	11.68%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class D	9.56%	18.10%	11.52%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A	9.50%	18.09%	11.55%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A (adjusted)	5.39%	17.19%	11.07%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C	8.62%	17.20%	10.66%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C (adjusted)	7.66%	17.20%	10.66%
Russell 2000® Index	8.21%	14.57%	7.07%
Lipper Small-Cap Core Funds Average	6.33%	13.56%	6.80%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.69% for the Institutional Class shares, 0.79% for Class P shares, 0.94% for Administrative Class shares, 1.09% for Class D shares, 1.09% for Class A shares and 1.84% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index, by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000® Index enhanced returns over the twelve months ended March 31, 2015, as this index returned 8.21%.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class C - PSPCX
Administrative Class - PPLAX	Class R - PSPRX
Class D - PSPDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	45.3%
Corporate Bonds & Notes	22.7%
U.S. Treasury Obligations	9.3%
Sovereign Issues	6.8%
U.S. Government Agencies	6.3%
Mortgage-Backed Securities	5.1%
Other	4.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	13.37%	16.06%	8.45%	10.04%
PIMCO StocksPLUS® Fund Class P	13.24%	15.90%	8.36%	10.02%
PIMCO StocksPLUS® Fund Administrative Class	13.13%	15.85%	8.23%	9.74%
PIMCO StocksPLUS® Fund Class D	12.98%	15.60%	8.03%	9.58%
PIMCO StocksPLUS® Fund Class A	12.89%	15.58%	8.02%	9.57%
PIMCO StocksPLUS® Fund Class A (adjusted)	8.65%	14.70%	7.69%	9.42%
PIMCO StocksPLUS® Fund Class C	12.36%	15.04%	7.49%	9.03%
PIMCO StocksPLUS® Fund Class C (adjusted)	11.43%	15.04%	7.49%	9.03%
PIMCO StocksPLUS® Fund Class R	12.77%	15.34%	7.77%	9.34%
S&P 500 Index	12.73%	14.47%	8.01%	9.46%
Lipper Large-Cap Core Funds Average	10.55%	12.97%	7.30%	8.87%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for the Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.91% for Class D shares, 0.91% for Class A shares 1.41% for Class C shares and 1.16% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”), by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index enhanced returns as this index returned 12.73% over the reporting period.

»	Exposure to investment corporate bonds added to returns as these securities posted positive total returns during the reporting period.

»	Short exposure to the euro and the Japanese yen added to returns, as both of these currencies depreciated against the U.S. dollar.

»	Short exposure to the front of the U.S. yield curve during the first quarter of 2015 detracted from performance, as short rates declined during this period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class C - PSOCX
Class D - PSTDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	26.5%
U.S. Treasury Obligations	21.5%
Corporate Bonds & Notes	21.4%
Sovereign Issues	13.0%
Asset-Backed Securities	6.1%
U.S. Government Agencies	5.3%
Other	6.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	13.29%	17.76%	10.17%	10.52%
PIMCO StocksPLUS® Absolute Return Fund Class P	13.24%	17.63%	10.08%	10.45%
PIMCO StocksPLUS® Absolute Return Fund Class D	12.94%	17.27%	9.73%	10.08%
PIMCO StocksPLUS® Absolute Return Fund Class A	12.88%	17.28%	9.71%	10.10%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	8.65%	16.39%	9.29%	9.77%
PIMCO StocksPLUS® Absolute Return Fund Class C	12.12%	16.41%	8.91%	9.27%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	11.20%	16.41%	8.91%	9.27%
S&P 500 Index	12.73%	14.47%	8.01%	8.11%
Lipper Large-Cap Core Funds Average	10.55%	12.97%	7.30%	7.43%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 enhanced returns over the twelve months ended March 31, 2015, as the S&P 500 returned 12.73%.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns as both of these currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® AR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	29.1%
Sovereign Issues	17.3%
U.S. Treasury Obligations	16.2%
Short-Term Instruments‡	12.1%
U.S. Government Agencies	10.8%
Mortgage-Backed Securities	7.0%
Other	7.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® AR Short Strategy Fund Institutional Class	-11.23%	-11.24%	-3.98%	-3.13%
PIMCO StocksPLUS® AR Short Strategy Fund Class P	-11.64%	-11.34%	-4.06%	-3.21%
PIMCO StocksPLUS® AR Short Strategy Fund Class D	-11.51%	-11.55%	-4.37%	-3.53%
PIMCO StocksPLUS® AR Short Strategy Fund Class A	-11.54%	-11.52%	-4.36%	-3.52%
PIMCO StocksPLUS® AR Short Strategy Fund Class A (adjusted)	-14.86%	-12.19%	-4.72%	-3.83%
PIMCO StocksPLUS® AR Short Strategy Fund Class C	-12.57%	-12.25%	-5.12%	-4.28%
PIMCO StocksPLUS® AR Short Strategy Fund Class C (adjusted)	-13.44%	-12.25%	-5.12%	-4.28%
S&P 500 Index	12.73%	14.47%	8.01%	8.72%
Inverse of S&P 500 Index	-12.07%	-14.22%	-9.46%	-9.87%
Lipper Dedicated Short-Bias Fund Average	-13.92%	-25.67%	-18.01%	-17.30%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® AR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500” or the “Index”), by investing primarily in short positions with respect to the S&P 500 or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, due to compounding.

»	The Fund’s short exposure to equity index derivatives linked to the S&P 500 detracted from returns over the twelve months ended March 31, 2015, as the S&P 500 returned 12.73%.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	46.4%
U.S. Treasury Obligations	20.9%
Short-Term Instruments‡	13.2%
U.S. Government Agencies	10.1%
Municipal Bonds & Notes	4.2%
Other	5.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	29.07%	24.94%	15.06%
S&P 500 Index	12.73%	14.47%	6.86%
S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	30.60%	26.33%	15.16%
Lipper Specialty Diversified Equity Funds Average	10.55%	12.97%	6.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.59% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index (“S&P 500”) derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, added to performance as the S&P 500 returned 12.73% over the reporting period.

»	A below-benchmark exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields generally fell over the reporting period.

»	An underweight to the long-maturity portion of the yield curve detracted from performance as longer-maturity yields declined over the reporting period.

»	An out-of-benchmark allocation to Canadian and select Eurozone developed market interest rates contributed to performance as yields in these regions fell over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

»	An overweight allocation to high-yield corporates added to performance as prices of high-yield bonds generally rose during the reporting period.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$1,016.30	$3.22	$1,000.00	$1,021.74	$3.23	0.64%
Class P	1,000.00	1,015.50	3.72	1,000.00	1,021.24	3.73	0.74
Administrative Class	1,000.00	1,015.50	4.47	1,000.00	1,020.49	4.48	0.89
Class D	1,000.00	1,012.90	5.22	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,012.70	5.22	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	1,009.20	8.97	1,000.00	1,016.01	9.00	1.79
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,121.40	$3.97	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,120.80	4.49	1,000.00	1,020.69	4.28	0.85
Class D	1,000.00	1,119.10	6.08	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,119.00	6.08	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	1,115.90	10.02	1,000.00	1,015.46	9.55	1.90

ANNUAL REPORT	MARCH 31, 2015	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,151.40	$3.75	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,150.80	4.29	1,000.00	1,020.94	4.03	0.80
Administrative Class	1,000.00	1,150.70	5.09	1,000.00	1,020.19	4.78	0.95
Class D	1,000.00	1,149.70	5.90	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,148.90	5.89	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,145.50	9.90	1,000.00	1,015.71	9.30	1.85
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,063.50	$2.62	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,062.50	3.14	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,062.40	3.91	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,061.80	4.68	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,061.40	4.68	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,059.10	7.24	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,061.00	5.96	1,000.00	1,019.15	5.84	1.16
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,060.10	$3.34	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	1,059.20	3.85	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,058.10	5.39	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,058.40	5.39	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,054.60	9.22	1,000.00	1,015.96	9.05	1.80
PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class	$1,000.00	$940.80	$3.15	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	940.20	3.63	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	940.90	5.08	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	941.20	5.08	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	933.10	8.68	1,000.00	1,015.96	9.05	1.80
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,147.30	$3.32	$1,000.00	$1,021.84	$3.13	0.62%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

ANNUAL REPORT	MARCH 31, 2015	15

Benchmark Descriptions (Cont.)

Index	Description

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

16	PIMCO STOCKSPLUS® FUNDS

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ANNUAL REPORT	MARCH 31, 2015	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class
03/31/2015	$6.91	$0.07	$(0.09)	$(0.02)	$(0.36)	$(0.03)	$(0.39)
03/31/2014	6.77	0.08	0.98	1.06	(0.76)	(0.16)	(0.92)
03/31/2013	6.17	0.10	1.05	1.15	(0.49)	(0.06)	(0.55)
03/31/2012	6.64	0.11	(0.33)	(0.22)	(0.25)	0.00	(0.25)
03/31/2011	6.40	0.12	0.84	0.96	(0.65)	(0.07)	(0.72)
Class P
03/31/2015	6.93	0.06	(0.09)	(0.03)	(0.35)	(0.03)	(0.38)
03/31/2014	6.79	0.07	0.97	1.04	(0.74)	(0.16)	(0.90)
03/31/2013	6.19	0.10	1.06	1.16	(0.50)	(0.06)	(0.56)
03/31/2012	6.67	0.11	(0.35)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	(0.70)
Administrative Class
03/31/2015	6.83	0.05	(0.09)	(0.04)	(0.34)	(0.03)	(0.37)
03/31/2014	6.71	0.06	0.97	1.03	(0.75)	(0.16)	(0.91)
03/31/2013	6.13	0.08	1.09	1.17	(0.53)	(0.06)	(0.59)
03/31/2012	6.61	0.10	(0.34)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	(0.71)
Class D
03/31/2015	6.81	0.04	(0.09)	(0.05)	(0.33)	(0.03)	(0.36)
03/31/2014	6.70	0.05	0.96	1.01	(0.74)	(0.16)	(0.90)
03/31/2013	6.10	0.07	1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.57	0.09	(0.33)	(0.24)	(0.23)	0.00	(0.23)
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	(0.69)
Class A
03/31/2015	6.78	0.04	(0.09)	(0.05)	(0.33)	(0.03)	(0.36)
03/31/2014	6.68	0.04	0.96	1.00	(0.74)	(0.16)	(0.90)
03/31/2013	6.08	0.07	1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.56	0.09	(0.34)	(0.25)	(0.23)	0.00	(0.23)
03/31/2011	6.33	0.09	0.84	0.93	(0.63)	(0.07)	(0.70)
Class C
03/31/2015	6.59	(0.01)	(0.08)	(0.09)	(0.29)	(0.03)	(0.32)
03/31/2014	6.53	(0.01)	0.94	0.93	(0.71)	(0.16)	(0.87)
03/31/2013	5.93	0.03	1.00	1.03	(0.37)	(0.06)	(0.43)
03/31/2012	6.42	0.04	(0.33)	(0.29)	(0.20)	0.00	(0.20)
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	(0.67)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2015	$8.01	$0.14	$1.13	$1.27	$(1.04)	$0.00	$(1.04)
03/31/2014	7.51	0.05	0.89	0.94	(0.42)	(0.02)	(0.44)
03/31/2013	6.76	0.08	1.44	1.52	(0.66)	(0.11)	(0.77)
03/31/2012	7.41	0.17	(0.31)	(0.14)	(0.41)	(0.10)	(0.51)
03/31/2011	9.32	0.27	0.45	0.72	(2.63)	0.00	(2.63)
Class P
03/31/2015	7.96	0.10	1.16	1.26	(1.03)	0.00	(1.03)
03/31/2014	7.47	0.05	0.88	0.93	(0.42)	(0.02)	(0.44)
03/31/2013	6.75	0.02	1.49	1.51	(0.68)	(0.11)	(0.79)
03/09/2012 - 03/31/2012	6.88	0.01	(0.03)	(0.02)	(0.11)	0.00	(0.11)
Class D
03/31/2015	7.74	0.10	1.10	1.20	(1.01)	0.00	(1.01)
03/31/2014	7.28	0.02	0.85	0.87	(0.39)	(0.02)	(0.41)
03/31/2013	6.58	0.02	1.44	1.46	(0.65)	(0.11)	(0.76)
03/31/2012	7.24	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	(2.59)

Please see footnotes on page 24.

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$6.50	(0.27)%	$1,057,333	0.64%	0.64%	0.64%	0.64%	1.01%	449%
6.91	16.21	1,291,476	0.64	0.64	0.64	0.64	1.08	395
6.77	19.02	1,112,067	0.65	0.65	0.64	0.64	1.59	574
6.17	(2.95)	909,672	0.64	0.64	0.64	0.64	1.83	778
6.64	15.90	395,385	0.65	0.65	0.64	0.64	1.78	427

6.52	(0.39)	10,654	0.74	0.74	0.74	0.74	0.90	449
6.93	15.90	9,763	0.74	0.74	0.74	0.74	0.93	395
6.79	19.13	13,272	0.75	0.75	0.74	0.74	1.47	574
6.19	(3.17)	2,906	0.74	0.74	0.74	0.74	1.73	778
6.67	16.04	113	0.75	0.75	0.74	0.74	1.80	427

6.42	(0.48)	3,791	0.89	0.89	0.89	0.89	0.72	449
6.83	15.84	2,555	0.89	0.89	0.89	0.89	0.82	395
6.71	19.64	1,349	0.90	0.90	0.89	0.89	1.21	574
6.13	(3.32)	11	0.89	0.89	0.89	0.89	1.58	778
6.61	15.75	11	0.90	0.90	0.89	0.89	1.60	427

6.40	(0.64)	35,325	1.04	1.04	1.04	1.04	0.61	449
6.81	15.54	31,920	1.04	1.04	1.04	1.04	0.68	395
6.70	18.66	25,444	1.05	1.05	1.04	1.04	1.17	574
6.10	(3.25)	18,507	1.04	1.04	1.04	1.04	1.49	778
6.57	15.58	3,294	1.05	1.05	1.04	1.04	1.40	427

6.37	(0.68)	22,836	1.04	1.04	1.04	1.04	0.63	449
6.78	15.53	30,278	1.04	1.04	1.04	1.04	0.65	395
6.68	18.69	13,652	1.05	1.05	1.04	1.04	1.17	574
6.08	(3.45)	5,718	1.04	1.04	1.04	1.04	1.43	778
6.56	15.49	5,090	1.05	1.05	1.04	1.04	1.53	427

6.18	(1.40)	7,958	1.79	1.79	1.79	1.79	(0.13)	449
6.59	14.68	9,414	1.79	1.79	1.79	1.79	(0.09)	395
6.53	17.78	4,276	1.80	1.80	1.79	1.79	0.45	574
5.93	(4.18)	2,105	1.79	1.79	1.79	1.79	0.71	778
6.42	14.70	1,039	1.80	1.80	1.79	1.79	0.72	427

$8.24	16.90%	$518,997	0.75%	0.75%	0.75%	0.75%	1.73%	814%
8.01	12.97	292,684	0.76	0.76	0.75	0.75	0.66	733
7.51	24.04	279,791	0.76	0.76	0.75	0.75	1.18	510
6.76	(1.62)	111,595	0.76	0.76	0.75	0.75	2.63	896
7.41	8.75	125,963	0.76	0.76	0.75	0.75	3.10	1,051

8.19	16.97	250,350	0.85	0.85	0.85	0.85	1.28	814
7.96	12.86	36,840	0.86	0.86	0.85	0.85	0.67	733
7.47	23.94	7,591	0.86	0.86	0.85	0.85	0.33	510
6.75	(0.23)	10	0.86 *	0.86 *	0.85 *	0.85 *	2.39 *	896

7.93	16.65	390,605	1.15	1.15	1.15	1.15	1.33	814
7.74	12.38	152,212	1.16	1.16	1.15	1.15	0.23	733
7.28	23.65	193,252	1.16	1.16	1.15	1.15	0.28	510
6.58	(1.97)	14,524	1.16	1.16	1.15	1.15	2.28	896
7.24	8.31	34,149	1.16	1.16	1.15	1.15	2.79	1,051

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)
Class A
03/31/2015	$7.73	$0.11	$1.09	$1.20	$(1.01)	$0.00	$(1.01)
03/31/2014	7.28	0.03	0.84	0.87	(0.40)	(0.02)	(0.42)
03/31/2013	6.57	0.04	1.42	1.46	(0.64)	(0.11)	(0.75)
03/31/2012	7.23	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.17	0.24	0.42	0.66	(2.60)	0.00	(2.60)
Class C
03/31/2015	7.32	0.05	1.03	1.08	(0.97)	0.00	(0.97)
03/31/2014	6.92	(0.03)	0.81	0.78	(0.36)	(0.02)	(0.38)
03/31/2013	6.26	(0.00)^	1.33	1.33	(0.56)	(0.11)	(0.67)
03/31/2012	6.95	0.10	(0.31)	(0.21)	(0.38)	(0.10)	(0.48)
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	(2.55)

PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class
03/31/2015	$9.85	$0.08	$0.82	$0.90	$(0.42)	$(0.73)	$(1.15)
03/31/2014	9.03	0.07	1.98	2.05	(0.58)	(0.65)	(1.23)
03/31/2013	7.77	0.13	1.76	1.89	(0.63)	0.00	(0.63)
03/31/2012	8.10	0.15	(0.10)	0.05	(0.38)	0.00	(0.38)
03/31/2011	6.97	0.14	2.21	2.35	(1.22)	0.00	(1.22)
Class P
03/31/2015	9.81	0.07	0.81	0.88	(0.42)	(0.73)	(1.15)
03/31/2014	8.99	0.06	1.98	2.04	(0.57)	(0.65)	(1.22)
03/31/2013	7.76	0.12	1.75	1.87	(0.64)	0.00	(0.64)
03/31/2012	8.09	0.17	(0.13)	0.04	(0.37)	0.00	(0.37)
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	(1.21)
Administrative Class
06/30/2014 - 03/31/2015	10.15	0.03	0.56	0.59	(0.42)	(0.73)	(1.15)
Class D
03/31/2015	9.68	0.04	0.81	0.85	(0.40)	(0.73)	(1.13)
03/31/2014	8.90	0.03	1.95	1.98	(0.55)	(0.65)	(1.20)
03/31/2013	7.66	0.10	1.73	1.83	(0.59)	0.00	(0.59)
03/31/2012	7.98	0.14	(0.11)	0.03	(0.35)	0.00	(0.35)
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	(1.22)
Class A
03/31/2015	9.73	0.04	0.81	0.85	(0.40)	(0.73)	(1.13)
03/31/2014	8.94	0.03	1.97	2.00	(0.56)	(0.65)	(1.21)
03/31/2013	7.69	0.10	1.74	1.84	(0.59)	0.00	(0.59)
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	(1.21)
Class C
03/31/2015	9.27	(0.03)	0.76	0.73	(0.38)	(0.73)	(1.11)
03/31/2014	8.59	(0.04)	1.88	1.84	(0.51)	(0.65)	(1.16)
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	(0.49)
03/31/2012	7.72	0.08	(0.12)	(0.04)	(0.31)	0.00	(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	(1.19)

PIMCO StocksPLUS® Fund
Institutional Class
03/31/2015	$9.98	$0.06	$1.22	$1.28	$(0.02)	$(1.68)	$(1.70)
03/31/2014	9.20	0.09	1.90	1.99	(0.48)	(0.73)	(1.21)
03/31/2013	8.67	0.11	1.33	1.44	(0.32)	(0.59)	(0.91)
03/31/2012	8.93	0.08	0.56	0.64	(0.41)	(0.49)	(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	(0.76)

Please see footnotes on page 24.

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$7.92	16.63%	$338,576	1.15%	1.15%	1.15%	1.15%	1.37%	814%
7.73	12.36	167,561	1.16	1.16	1.15	1.15	0.35	733
7.28	23.67	63,609	1.16	1.16	1.15	1.15	0.56	510
6.57	(1.95)	12,271	1.16	1.16	1.15	1.15	2.29	896
7.23	8.23	24,117	1.16	1.16	1.15	1.15	2.84	1,051

7.43	15.75	130,680	1.90	1.90	1.90	1.90	0.64	814
7.32	11.71	69,838	1.91	1.91	1.90	1.90	(0.37)	733
6.92	22.61	18,589	1.91	1.91	1.90	1.90	(0.07)	510
6.26	(2.80)	5,042	1.91	1.91	1.90	1.90	1.53	896
6.95	7.56	9,754	1.91	1.91	1.90	1.90	2.11	1,051

$9.60	9.93%	$288,036	0.70%	0.70%	0.69%	0.69%	0.86%	434%
9.85	23.47	292,658	0.69	0.69	0.69	0.69	0.70	428
9.03	25.60	316,979	0.69	0.69	0.69	0.69	1.63	566
7.77	1.17	171,799	0.69	0.69	0.69	0.69	2.10	666
8.10	35.77	201,665	0.71	0.71	0.69	0.69	1.94	571

9.54	9.71	212,756	0.80	0.80	0.79	0.79	0.73	434
9.81	23.55	123,335	0.79	0.79	0.79	0.79	0.59	428
8.99	25.34	58,393	0.79	0.79	0.79	0.79	1.45	566
7.76	1.04	5,348	0.79	0.79	0.79	0.79	2.32	666
8.09	35.41	2,234	0.81	0.81	0.79	0.79	1.75	571

9.59	6.51	965	0.95 *	0.95 *	0.94 *	0.94 *	0.40 *	434

9.40	9.56	351,663	1.10	1.10	1.09	1.09	0.47	434
9.68	23.05	408,790	1.09	1.09	1.09	1.09	0.29	428
8.90	25.00	255,795	1.09	1.09	1.09	1.09	1.21	566
7.66	0.94	95,341	1.09	1.09	1.09	1.09	1.89	666
7.98	35.09	106,387	1.13	1.13	1.09	1.09	1.59	571

9.45	9.50	370,199	1.10	1.10	1.09	1.09	0.47	434
9.73	23.10	456,429	1.09	1.09	1.09	1.09	0.28	428
8.94	25.04	175,145	1.09	1.09	1.09	1.09	1.21	566
7.69	0.71	54,972	1.09	1.09	1.09	1.09	1.87	666
8.03	35.30	63,897	1.13	1.13	1.09	1.09	1.64	571

8.89	8.62	170,988	1.85	1.85	1.84	1.84	(0.29)	434
9.27	22.19	164,980	1.84	1.84	1.84	1.84	(0.46)	428
8.59	24.20	61,217	1.84	1.84	1.84	1.84	0.48	566
7.37	(0.07)	22,989	1.84	1.84	1.84	1.84	1.11	666
7.72	34.24	19,329	1.88	1.88	1.84	1.84	0.89	571

$9.56	13.37%	$582,691	0.50%	0.50%	0.50%	0.50%	0.56%	169%
9.98	22.60	753,805	0.51	0.51	0.50	0.50	0.92	169
9.20	17.72	857,270	0.50	0.50	0.50	0.50	1.24	321
8.67	8.52	1,313,949	0.50	0.50	0.50	0.50	0.95	404
8.93	18.59	1,193,012	0.50	0.50	0.50	0.50	1.49	225

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® Fund (Cont.)
Class P
03/31/2015	$9.97	$0.06	$1.21	$1.27	$(0.02)	$(1.68)	$(1.70)
03/31/2014	9.20	0.08	1.89	1.97	(0.47)	(0.73)	(1.20)
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	(0.91)
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	(0.74)
Administrative Class
03/31/2015	9.54	0.03	1.17	1.20	(0.01)	(1.68)	(1.69)
03/31/2014	8.85	0.06	1.81	1.87	(0.45)	(0.73)	(1.18)
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	(0.93)
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	(0.74)
Class D
03/31/2015	9.45	0.02	1.15	1.17	(0.00)^	(1.68)	(1.68)
03/31/2014	8.77	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	(0.84)
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	(0.73)
Class A
03/31/2015	9.49	0.02	1.15	1.17	(0.00)^	(1.68)	(1.68)
03/31/2014	8.81	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.31	0.07	1.28	1.35	(0.26)	(0.59)	(0.85)
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	(0.73)
Class C
03/31/2015	9.20	(0.03)	1.12	1.09	(0.00)^	(1.68)	(1.68)
03/31/2014	8.58	0.00	1.76	1.76	(0.41)	(0.73)	(1.14)
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	(0.76)
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	(0.69)
Class R
03/31/2015	9.71	(0.01)	1.20	1.19	(0.00)^	(1.68)	(1.68)
03/31/2014	8.99	0.02	1.85	1.87	(0.42)	(0.73)	(1.15)
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	(0.84)
03/31/2012	8.76	0.03	0.56	0.59	(0.37)	(0.49)	(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	(0.71)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
03/31/2015	$10.38	$0.09	$1.24	$1.33	$(0.35)	$(1.64)	$(1.99)
03/31/2014	9.92	0.12	1.79	1.91	(0.24)	(1.21)	(1.45)
03/31/2013	8.76	0.15	1.62	1.77	(0.60)	(0.01)	(0.61)
03/31/2012	8.23	0.15	0.77	0.92	(0.39)	0.00	(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	(0.50)
Class P
03/31/2015	10.31	0.09	1.23	1.32	(0.35)	(1.64)	(1.99)
03/31/2014	9.87	0.10	1.79	1.89	(0.24)	(1.21)	(1.45)
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	(0.61)
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	(0.50)
Class D
03/31/2015	10.19	0.06	1.21	1.27	(0.33)	(1.64)	(1.97)
03/31/2014	9.77	0.08	1.76	1.84	(0.21)	(1.21)	(1.42)
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	(0.58)
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	(0.48)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.54	13.24%	$22,961	0.60%	0.60%	0.60%	0.60%	0.60%	169%
9.97	22.42	21,165	0.61	0.61	0.60	0.60	0.82	169
9.20	17.58	13,058	0.60	0.60	0.60	0.60	1.16	321
8.68	8.25	1,149	0.60	0.60	0.60	0.60	0.89	404
8.95	18.53	995	0.60	0.60	0.60	0.60	1.36	225

9.05	13.13	6,631	0.75	0.75	0.75	0.75	0.32	169
9.54	22.20	5,873	0.76	0.76	0.75	0.75	0.67	169
8.85	17.97	5,063	0.75	0.75	0.75	0.75	1.28	321
8.38	8.17	3,378	0.75	0.75	0.75	0.75	0.73	404
8.67	18.30	3,355	0.75	0.75	0.75	0.75	1.23	225

8.94	12.98	34,278	0.90	0.90	0.90	0.90	0.18	169
9.45	22.09	23,073	0.91	0.91	0.90	0.90	0.54	169
8.77	17.27	22,003	0.90	0.90	0.90	0.90	0.86	321
8.28	8.07	6,953	0.90	0.90	0.90	0.90	0.57	404
8.57	18.11	11,501	0.90	0.90	0.90	0.90	1.02	225

8.98	12.89	237,176	0.90	0.90	0.90	0.90	0.16	169
9.49	22.06	212,884	0.91	0.91	0.90	0.90	0.51	169
8.81	17.37	110,928	0.90	0.90	0.90	0.90	0.85	321
8.31	7.96	82,266	0.90	0.90	0.90	0.90	0.59	404
8.61	18.13	83,042	0.90	0.90	0.90	0.90	1.07	225

8.61	12.36	147,403	1.40	1.40	1.40	1.40	(0.34)	169
9.20	21.50	125,863	1.41	1.41	1.40	1.40	(0.01)	169
8.58	16.77	59,874	1.40	1.40	1.40	1.40	0.35	321
8.07	7.44	49,695	1.40	1.40	1.40	1.40	0.08	404
8.39	17.65	52,092	1.40	1.40	1.40	1.40	0.58	225

9.22	12.77	14,200	1.15	1.15	1.15	1.15	(0.07)	169
9.71	21.77	8,497	1.16	1.16	1.15	1.15	0.26	169
8.99	16.91	6,923	1.15	1.15	1.15	1.15	0.61	321
8.49	7.96	2,313	1.15	1.15	1.15	1.15	0.34	404
8.76	17.79	2,332	1.15	1.15	1.15	1.15	0.83	225

$9.72	13.29%	$461,818	0.64%	0.64%	0.64%	0.64%	0.88%	437%
10.38	20.09	217,927	0.64	0.64	0.64	0.64	1.15	392
9.92	21.14	327,485	0.64	0.64	0.64	0.64	1.67	419
8.76	11.68	167,147	0.64	0.64	0.64	0.64	1.98	601
8.23	23.03	181,890	0.64	0.64	0.64	0.64	2.31	476

9.64	13.24	144,519	0.74	0.74	0.74	0.74	0.83	437
10.31	19.92	98,564	0.74	0.74	0.74	0.74	1.01	392
9.87	21.00	67,376	0.74	0.74	0.74	0.74	1.52	419
8.73	11.57	5,013	0.74	0.74	0.74	0.74	2.04	601
8.21	22.86	2,186	0.74	0.74	0.74	0.74	2.07	476

9.49	12.94	303,100	1.04	1.04	1.04	1.04	0.55	437
10.19	19.64	320,575	1.04	1.04	1.04	1.04	0.73	392
9.77	20.40	357,116	1.04	1.04	1.04	1.04	1.27	419
8.66	11.25	115,818	1.04	1.04	1.04	1.04	1.67	601
8.14	22.52	111,590	1.04	1.04	1.04	1.04	1.72	476

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class A
03/31/2015	$10.31	$0.06		$1.22	$1.28	$(0.33)	$(1.64)	$(1.97)
03/31/2014	9.88	0.07		1.79	1.86	(0.22)	(1.21)	(1.43)
03/31/2013	8.72	0.12		1.61	1.73	(0.56)	(0.01)	(0.57)
03/31/2012	8.21	0.13		0.74	0.87	(0.36)	0.00	(0.36)
03/31/2011	7.13	0.14		1.42	1.56	(0.48)	0.00	(0.48)
Class C
03/31/2015	9.83	(0.02)		1.17	1.15	(0.31)	(1.64)	(1.95)
03/31/2014	9.51	(0.01)		1.72	1.71	(0.18)	(1.21)	(1.39)
03/31/2013	8.42	0.05		1.54	1.59	(0.49)	(0.01)	(0.50)
03/31/2012	7.94	0.07		0.72	0.79	(0.31)	0.00	(0.31)
03/31/2011	6.93	0.08		1.37	1.45	(0.44)	0.00	(0.44)

PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class
03/31/2015	$2.67	$0.03		$(0.33)	$(0.30)	$(0.03)	$0.00	$(0.03)
03/31/2014	3.34	0.04		(0.65)	(0.61)	(0.06)	0.00	(0.06)
03/31/2013	3.65	0.06		(0.31)	(0.25)	(0.06)	0.00	(0.06)
03/31/2012	4.13	0.10		(0.46)	(0.36)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.08		(0.55)	(0.47)	(0.06)	0.00	(0.06)
Class P
03/31/2015	2.68	0.03		(0.34)	(0.31)	(0.03)	0.00	(0.03)
03/31/2014	3.34	0.03		(0.63)	(0.60)	(0.06)	0.00	(0.06)
03/31/2013	3.64	0.06		(0.31)	(0.25)	(0.05)	0.00	(0.05)
03/31/2012	4.13	0.10		(0.47)	(0.37)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.10		(0.57)	(0.47)	(0.06)	0.00	(0.06)
Class D
03/31/2015	2.60	0.02		(0.32)	(0.30)	(0.02)	0.00	(0.02)
03/31/2014	3.25	0.02		(0.62)	(0.60)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	(0.05)
Class A
03/31/2015	2.61	0.02		(0.32)	(0.30)	(0.02)	0.00	(0.02)
03/31/2014	3.25	0.02		(0.61)	(0.59)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	(0.05)
Class C
03/31/2015	2.54	0.00	^	(0.32)	(0.32)	(0.01)	0.00	(0.01)
03/31/2014	3.17	0.00	^	(0.60)	(0.60)	(0.03)	0.00	(0.03)
03/31/2013	3.46	0.03		(0.31)	(0.28)	(0.01)	0.00	(0.01)
03/31/2012	3.93	0.05		(0.43)	(0.38)	(0.09)	0.00	(0.09)
03/31/2011	4.46	0.03		(0.53)	(0.50)	(0.03)	0.00	(0.03)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2015	$7.24	$0.27		$1.73	$2.00	$(0.40)	$(1.28)	$(1.68)
03/31/2014	8.84	0.29		0.97	1.26	(0.61)	(2.25)	(2.86)
03/31/2013	8.14	0.28		1.68	1.96	(0.41)	(0.85)	(1.26)
03/31/2012	7.01	0.29		1.49	1.78	(0.19)	(0.46)	(0.65)
03/31/2011	8.17	0.34		1.48	1.82	(0.77)	(2.21)	(2.98)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.62	12.88%	$347,255	1.04%		1.04%		1.04%		1.04%		0.55%	437%
10.31	19.58	351,418	1.04		1.04		1.04		1.04		0.71	392
9.88	20.72	207,083	1.04		1.04		1.04		1.04		1.27	419
8.72	11.07	76,257	1.04		1.04		1.04		1.04		1.68	601
8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88	476

9.03	12.12	224,169	1.79		1.79		1.79		1.79		(0.21)	437
9.83	18.70	189,201	1.79		1.79		1.79		1.79		(0.06)	392
9.51	19.71	74,798	1.79		1.79		1.79		1.79		0.52	419
8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94	601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13	476

$2.34	(11.23)%	$3,443,366	0.64%		0.64%		0.64%		0.64%		1.32%	403%
2.67	(18.36)	5,093,625	0.64		0.64		0.64		0.64		1.25	364
3.34	(7.05)	5,959,231	0.65		0.65		0.64		0.64		1.74	297
3.65	(8.92)	1,454,709	0.66		0.66		0.64		0.64		2.40	635
4.13	(10.22)	1,308,042	0.66	(b)	0.66	(b)	0.66	(b)	0.66	(b)	1.79	483

2.34	(11.64)	48,356	0.74		0.74		0.74		0.74		1.19	403
2.68	(18.16)	45,285	0.74		0.74		0.74		0.74		1.15	364
3.34	(7.08)	82,363	0.75		0.75		0.74		0.74		1.71	297
3.64	(9.17)	38,120	0.76		0.76		0.74		0.74		2.46	635
4.13	(10.22)	10,955	0.76	(b)	0.76	(b)	0.76	(b)	0.76	(b)	2.28	483

2.28	(11.51)	35,004	1.04		1.04		1.04		1.04		0.92	403
2.60	(18.59)	52,114	1.04		1.04		1.04		1.04		0.85	364
3.25	(7.46)	76,016	1.05		1.05		1.04		1.04		1.48	297
3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15	635
4.01	(10.50)	78,865	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.27	483

2.29	(11.54)	31,809	1.04		1.04		1.04		1.04		0.96	403
2.61	(18.33)	67,670	1.04		1.04		1.04		1.04		0.85	364
3.25	(7.55)	143,603	1.05		1.05		1.04		1.04		1.50	297
3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12	635
4.01	(10.49)	177,651	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.34	483

2.21	(12.57)	18,165	1.79		1.79		1.79		1.79		0.16	403
2.54	(18.96)	22,645	1.79		1.79		1.79		1.79		0.10	364
3.17	(8.07)	27,676	1.80		1.80		1.79		1.79		0.72	297
3.46	(9.94)	27,889	1.81		1.81		1.79		1.79		1.37	635
3.93	(11.30)	26,572	1.81	(b)	1.81	(b)	1.81	(b)	1.81	(b)	0.58	483

$7.56	29.07%	$637,302	0.61%		0.61%		0.59%		0.59%		3.50%	91%
7.24	18.06	559,898	0.59		0.59		0.59		0.59		3.47	73
8.84	25.55	886,610	0.60		0.60		0.59		0.59		3.19	52
8.14	26.51	524,448	0.59		0.59		0.59		0.59		3.93	276
7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24	339

ANNUAL REPORT	MARCH 31, 2015	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Assets:
Investments, at value
Investments in securities*	$985,384	$932,134	$1,195,742	$654,727	$1,135,015	$3,804,730	$626,536
Investments in Affiliates	191,647	665,580	244,824	380,682	351,818	173,918	94,388
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,191	1,089	1,454	786	1,262	2,992	122
Over the counter	81,778	119,796	142,840	66,886	83,524	156,115	1,877
Cash	368	0	0	833	11	2,465	321
Deposits with counterparty	10,039	15,893	16,038	21,128	16,377	29,498	2,381
Foreign currency, at value	2,187	1,651	2,656	2,127	2,161	5,587	39
Receivable for investments sold	525,803	622,649	605,559	330,420	551,069	1,620,377	1,136
Receivable for Fund shares sold	315	24,375	2,525	1,096	8,671	1,283	1,047
Interest and dividends receivable	5,168	4,551	6,806	1,709	6,966	20,354	5,508
Dividends receivable from Affiliates	71	165	94	119	121	76	26
	1,803,951	2,387,883	2,218,538	1,460,513	2,156,995	5,817,395	733,381

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$109	$0	$0	$36	$0	$6,991	$4,366
Payable for sale-buyback transactions	0	0	0	3,770	0	128,177	82,435
Payable for short sales	222,799	298,509	265,222	157,918	258,146	715,529	1,141
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,532	5,534	4,033	4,026	9,136	7,700	4,523
Over the counter	25,526	30,959	28,683	34,628	27,113	277,091	1,632
Payable for investments purchased	341,164	328,019	413,080	134,609	294,514	1,005,746	0
Payable for investments in Affiliates purchased	71	165	94	119	121	76	26
Deposits from counterparty	72,991	92,714	110,037	77,919	84,547	89,838	1,460
Payable for Fund shares redeemed	231	1,522	1,502	1,510	1,351	7,583	180
Overdraft due to custodian	0	57	87	0	0	0	0
Accrued investment advisory fees	366	517	497	217	466	1,164	186
Accrued supervisory and administrative fees	244	454	408	272	419	761	127
Accrued distribution fees	13	138	175	63	201	19	0
Accrued servicing fees	6	86	110	82	118	10	0
Other liabilities	2	1	3	4	2	10	3
	666,054	758,675	823,931	415,173	676,134	2,240,695	96,079

Net Assets	$1,137,897	$1,629,208	$1,394,607	$1,045,340	$1,480,861	$3,576,700	$637,302

Net Assets Consist of:
Paid in capital	$1,096,079	$1,527,000	$1,390,560	$1,116,953	$1,449,442	$6,826,778	$547,820
Undistributed (overdistributed) net investment income	22,573	59,362	(8,000)	14,995	(9,352)	46,908	3,589
Accumulated undistributed net realized gain (loss)	(2,036)	(22,254)	(67,525)	(113,373)	24,825	(3,048,382)	22,959
Net unrealized appreciation (depreciation)	21,281	65,100	79,572	26,765	15,946	(248,604)	62,934
	$1,137,897	$1,629,208	$1,394,607	$1,045,340	$1,480,861	$3,576,700	$637,302

Cost of Investments in securities	$999,778	$939,103	$1,215,902	$655,250	$1,152,273	$3,858,473	$566,075
Cost of Investments in Affiliates	$191,619	$665,509	$244,784	$380,628	$351,757	$173,898	$94,378
Cost of Foreign Currency Held	$2,205	$1,651	$2,682	$2,136	$2,180	$5,615	$40
Proceeds Received on Short Sales	$222,015	$297,458	$264,022	$157,274	$257,092	$711,285	$1,136
Cost or Premiums of Financial Derivative Instruments, net	$(1,026)	$(2,311)	$(2,675)	$(1,560)	$(2,045)	$(5,641)	$(793)

* Includes repurchase agreements of:	$1,111	$381	$607	$0	$448	$788	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

(Amount in thousands, except per share)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Net Assets:
Institutional Class	$1,057,333	$518,997	$288,036	$582,691	$461,818	$3,443,366	$637,302
Class P	10,654	250,350	212,756	22,961	144,519	48,356	NA
Administrative Class	3,791	NA	965	6,631	NA	NA	NA
Class D	35,325	390,605	351,663	34,278	303,100	35,004	NA
Class A	22,836	338,576	370,199	237,176	347,255	31,809	NA
Class C	7,958	130,680	170,988	147,403	224,169	18,165	NA
Class R	NA	NA	NA	14,200	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	162,734	62,944	29,990	60,960	47,511	1,470,065	84,296
Class P	1,633	30,566	22,291	2,406	14,990	20,640	NA
Administrative Class	591	NA	101	733	NA	NA	NA
Class D	5,519	49,276	37,426	3,835	31,951	15,369	NA
Class A	3,583	42,752	39,163	26,401	36,101	13,912	NA
Class C	1,287	17,595	19,227	17,124	24,833	8,205	NA
Class R	NA	NA	NA	1,541	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.50	$8.24	$9.60	$9.56	$9.72	$2.34	$7.56
Class P	6.52	8.19	9.54	9.54	9.64	2.34	NA
Administrative Class	6.42	NA	9.59	9.05	NA	NA	NA
Class D	6.40	7.93	9.40	8.94	9.49	2.28	NA
Class A	6.37	7.92	9.45	8.98	9.62	2.29	NA
Class C	6.18	7.43	8.89	8.61	9.03	2.21	NA
Class R	NA	NA	NA	9.22	NA	NA	NA

^	With Respect to the A and C Classes the redemption price varies by the length of time the shares are held

ANNUAL REPORT	MARCH 31, 2015	27

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund

Investment Income:
Interest, net of foreign taxes*	$16,422	$17,109	$18,002	$8,164
Dividends	930	587	330	0
Dividends from Investments in Affiliates	2,363	2,210	2,735	3,458
Total Income	19,715	19,906	21,067	11,622

Expenses:
Investment advisory fees	4,651	3,611	5,940	2,722
Supervisory and administrative fees	3,104	3,164	4,895	3,330
Distribution and/or servicing fees - Administrative Class	7	0	1	14
Distribution and/or servicing fees - Class D	89	474	913	74
Distribution fees - Class B	0	3 ^	0	11 ^
Distribution fees - Class C	67	585	1,180	669
Distribution fees - Class R	0	0	0	29
Servicing fees - Class A	72	483	958	533
Servicing fees - Class B	0	1 ^	0	4 ^
Servicing fees - Class C	22	195	393	335
Servicing fees - Class R	0	0	0	29
Trustee fees	4	2	4	3
Interest expense	26	36	75	51
Miscellaneous expense	1	1	2	0
Total Expenses	8,043	8,555	14,361	7,804

Net Investment Income	11,672	11,351	6,706	3,818

Net Realized Gain (Loss):
Investments in securities	(4,495)	(17,182)	982	(15,601)
Investments in Affiliates	(1,656)	(1,569)	(1,810)	(2,341)
Exchange-traded or centrally cleared financial derivative instruments	1,703	(11,870)	17,745	57,098
Over the counter financial derivative instruments	39,296	113,666	165,276	73,500
Foreign currency	(1,628)	(3,208)	(1,399)	(743)
Net Realized Gain (Loss)	33,220	79,837	180,794	111,913

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(26,313)	(12,589)	(33,849)	(6,642)
Investments in Affiliates	49	58	41	35
Exchange-traded or centrally cleared financial derivative instruments	(21,777)	(15,719)	(9,103)	(11,961)
Over the counter financial derivative instruments	3,170	78,925	(30,149)	31,477
Foreign currency assets and liabilities	(237)	(227)	(399)	1,601
Net Change in Unrealized Appreciation (Depreciation)	(45,108)	50,448	(73,459)	14,510
Net Gain (Loss)	(11,888)	130,285	107,335	126,423

Net Increase (Decrease) in Net Assets Resulting from Operations	$(216)	$141,636	$114,041	$130,241

* Foreign tax withholdings	$0	$0	$0	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

$16,609	$79,383	$25,683
516	4,512	0
2,537	6,439	1,008
19,662	90,334	26,691

4,863	17,942	2,271
4,531	11,741	1,557
0	0	0
788	123	0
9 ^	0	0
1,513	166	0
0	0	0
865	131	0
3 ^	0	0
504	55	0
0	0	0
4	14	2
49	63	114
1	6	0
13,130	30,241	3,944

6,532	60,093	22,747

(5,158)	(10,839)	18,009
(1,613)	(4,467)	(690)
70,263	(105,287)	73,460
70,227	(824,177)	10,164
(1,068)	(7,095)	0
132,651	(951,865)	100,943

(25,277)	(128,968)	37,406
128	184	11
(26,674)	(51,060)	(3,569)
57,115	522,398	(253)
(429)	(1,404)	(6)
4,863	341,150	33,589
137,514	(610,715)	134,532

$144,046	$(550,622)	$157,279

$0	$0	$0

ANNUAL REPORT	MARCH 31, 2015	29

Statements of Changes in Net Assets

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® AR Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,672	$13,565	$11,351	$2,857	$6,706	$4,399
Net realized gain	33,220	142,095	79,837	59,927	180,794	147,415
Net change in unrealized appreciation (depreciation)	(45,108)	32,688	50,448	5,676	(73,459)	107,713
Net increase (decrease) in net assets resulting from operations	(216)	188,348	141,636	68,460	114,041	259,527

Distributions to Shareholders:
From net investment income
Institutional Class	(57,367)	(133,322)	(35,270)	(17,361)	(11,885)	(17,779)
Class P	(638)	(831)	(9,082)	(1,399)	(7,903)	(6,694)
Administrative Class	(136)	(178)	0	0	(28)	0
Class D	(1,803)	(2,512)	(27,105)	(8,073)	(15,076)	(21,703)
Class A	(1,455)	(2,359)	(26,304)	(6,582)	(15,394)	(22,665)
Class B	0	0	(39)^	(29)	0	0
Class C	(400)	(798)	(10,700)	(2,306)	(6,714)	(7,811)
Class R	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(5,368)	(27,574)	0	(910)	(18,922)	(19,851)
Class P	(66)	(174)	0	(88)	(12,897)	(7,413)
Administrative Class	(13)	(36)	0	0	(38)	0
Class D	(190)	(528)	0	(418)	(25,413)	(24,373)
Class A	(139)	(463)	0	(440)	(26,035)	(26,001)
Class B	0	0	0 ^	(2)	0	0
Class C	(45)	(173)	0	(176)	(11,915)	(9,571)
Class R	0	0	0	0	0	0

Total Distributions	(67,620)	(168,948)	(108,500)	(37,784)	(152,220)	(163,861)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(169,673)	185,946	876,333	125,687	(13,406)	482,997

Total Increase (Decrease) in Net Assets	(237,509)	205,346	909,469	156,363	(51,585)	578,663

Net Assets:
Beginning of year	1,375,406	1,170,060	719,739	563,376	1,446,192	867,529
End of year*	$1,137,897	$1,375,406	$1,629,208	$719,739	$1,394,607	$1,446,192

* Including undistributed (overdistributed) net investment income of:	$22,573	$41,821	$59,362	$57,587	$(8,000)	$(2,950)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® AR Short Strategy Fund		PIMCO StocksPLUS® Long Duration Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$3,818	$6,442	$6,532	$8,708	$60,093	$84,609	$22,747	$20,360
111,913	205,896	132,651	233,127	(951,865)	(902,133)	100,943	115,422
14,510	(34,322)	4,863	(39,352)	341,150	(606,067)	33,589	(43,618)
130,241	178,016	144,046	202,483	(550,622)	(1,423,591)	157,279	92,164

(1,461)	(26,300)	(10,352)	(6,323)	(49,620)	(127,307)	(33,401)	(42,000)
(45)	(910)	(4,666)	(2,501)	(611)	(1,125)	0	0
(6)	(280)	0	0	0	0	0	0
(12)	(1,053)	(10,696)	(6,749)	(364)	(998)	0	0
(77)	(8,812)	(11,579)	(7,112)	(307)	(1,282)	0	0
0 ^	(89)	(20)^	(38)	0	0	0	0
0	(4,477)	(6,988)	(3,283)	(90)	(282)	0	0
0	(416)	0	0	0	0	0	0

(93,090)	(32,120)	(34,365)	(28,107)	0	0	(86,792)	(145,157)
(6,414)	(1,238)	(19,543)	(12,252)	0	0	0	0
(937)	(462)	0	0	0	0	0	0
(5,528)	(1,381)	(45,709)	(34,802)	0	0	0	0
(35,458)	(15,192)	(49,123)	(36,299)	0	0	0	0
(196)^	(196)	(98)^	(231)	0	0	0	0
(22,633)	(8,556)	(31,315)	(19,812)	0	0	0	0
(2,127)	(756)	0	0	0	0	0	0

(167,984)	(102,238)	(224,454)	(157,509)	(50,992)	(130,994)	(120,193)	(187,157)

(70,437)	1,351	381,629	99,877	(1,103,025)	547,035	40,318	(231,719)

(108,180)	77,129	301,221	144,851	(1,704,639)	(1,007,550)	77,404	(326,712)

1,153,520	1,076,391	1,179,640	1,034,789	5,281,339	6,288,889	559,898	886,610
$1,045,340	$1,153,520	$1,480,861	$1,179,640	$3,576,700	$5,281,339	$637,302	$559,898

$14,995	$1,904	$(9,352)	$(3,448)	$46,908	$6,043	$3,589	$4,989

ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.6%

BANK LOAN OBLIGATIONS 0.5%
Community Health Systems, Inc.
3.428% due 12/31/2018		$597	$598
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		950	955
HCA, Inc.
2.678% due 05/02/2016		1,600	1,600
2.928% due 03/31/2017		2,878	2,883

Total Bank Loan Obligations (Cost $6,011)			6,036

CORPORATE BONDS & NOTES 24.9%

BANKING & FINANCE 16.3%
Ally Financial, Inc.
3.500% due 07/18/2016		1,200	1,218
4.625% due 06/26/2015		2,400	2,415
5.500% due 02/15/2017		600	625
American Honda Finance Corp.
0.754% due 10/07/2016		3,200	3,216
ASIF
3.000% due 02/17/2017	EUR	200	225
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		$3,600	3,924
Banco del Estado de Chile
4.125% due 10/07/2020		2,000	2,120
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	800	1,003
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$300	304
4.500% due 04/06/2015		500	500
4.625% due 02/13/2017		5,000	5,175
Banco Santander Chile
1.857% due 01/19/2016		1,000	1,007
Bank of America Corp.
2.650% due 04/01/2019		6,700	6,833
3.750% due 07/12/2016		2,800	2,887
5.650% due 05/01/2018		1,200	1,332
6.100% due 03/17/2025 (d)		400	407
6.875% due 04/25/2018		7,300	8,355
Bankia S.A.
3.500% due 01/17/2019	EUR	400	469
Barclays Bank PLC
10.179% due 06/12/2021		$11,400	15,633
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	207
6.500% due 03/10/2021		200	222
6.750% due 09/30/2022		2,200	2,493
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,500	1,660
BRFkredit A/S
2.000% due 04/01/2015	DKK	500	72
Caixa Economica Federal
4.250% due 05/13/2019		$800	772
CIT Group, Inc.
3.875% due 02/19/2019		1,600	1,588
4.250% due 08/15/2017		2,300	2,340
5.000% due 05/15/2017		400	412
5.250% due 03/15/2018		2,800	2,905
5.500% due 02/15/2019		5,000	5,212
Citigroup, Inc.
0.534% due 06/09/2016		7,900	7,854
0.937% due 11/15/2016		7,000	7,016
4.875% due 05/07/2015		900	903
Deutsche Bank AG
0.731% due 05/30/2017		1,600	1,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
2.000% due 09/15/2015		$3,100	$3,109
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		3,100	3,115
2.500% due 01/15/2016		2,500	2,530
2.750% due 05/15/2015		2,300	2,305
5.625% due 09/15/2015		2,000	2,042
7.000% due 04/15/2015		1,900	1,903
8.000% due 12/15/2016		200	222
12.000% due 05/15/2015		600	607
General Motors Financial Co., Inc.
2.750% due 05/15/2016		2,000	2,026
HBOS PLC
0.973% due 09/30/2016		3,000	3,002
International Lease Finance Corp.
4.875% due 04/01/2015		5,000	5,000
5.750% due 05/15/2016		700	729
6.750% due 09/01/2016		100	107
8.625% due 09/15/2015		4,300	4,429
8.750% due 03/15/2017		1,900	2,104
Intesa Sanpaolo SpA
3.125% due 01/15/2016		4,800	4,866
JPMorgan Chase & Co.
0.881% due 02/26/2016		4,900	4,914
3.150% due 07/05/2016		2,100	2,155
3.450% due 03/01/2016		200	205
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		200	288
Morgan Stanley
3.800% due 04/29/2016		1,200	1,235
MUFG Union Bank N.A.
0.655% due 05/05/2017		3,700	3,695
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	200	187
Navient Corp.
5.000% due 04/15/2015		$1,200	1,201
5.500% due 01/15/2019		500	511
6.250% due 01/25/2016		3,865	3,986
Novo Banco S.A.
5.000% due 05/23/2019	EUR	100	111
NRAM PLC
5.625% due 06/22/2017		$500	548
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	28,900	4,211
2.000% due 01/01/2016		3,400	498
2.000% due 04/01/2016		7,300	1,074
Prudential Covered Trust
2.997% due 09/30/2015		$5,600	5,656
Qatari Diar Finance Co.
3.500% due 07/21/2015		100	101
Rabobank Group
6.875% due 03/19/2020	EUR	2,000	2,635
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	31,400	4,596
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$200	237
Springleaf Finance Corp.
5.400% due 12/01/2015		2,300	2,343
6.900% due 12/15/2017		2,000	2,135
State Bank of India
4.500% due 07/27/2015		1,000	1,010
Stone Street Trust
5.902% due 12/15/2015		300	309
Wells Fargo & Co.
0.717% due 04/22/2019		10,200	10,214

			185,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.4%
AbbVie, Inc.
1.015% due 11/06/2015		$1,000	$1,003
1.200% due 11/06/2015		8,700	8,714
Actavis Funding SCS
1.523% due 03/12/2020		900	913
3.450% due 03/15/2022		1,000	1,026
ArcelorMittal
4.500% due 08/05/2015		500	504
Asciano Finance Ltd.
5.000% due 04/07/2018		500	538
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,551
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		300	353
Daimler Finance North America LLC
0.615% due 03/10/2017		5,900	5,908
DISH DBS Corp.
7.125% due 02/01/2016		400	417
7.750% due 05/31/2015		600	605
Enbridge, Inc.
0.924% due 10/01/2016		2,600	2,590
GTL Trade Finance, Inc.
7.250% due 10/20/2017		600	639
HCA, Inc.
3.750% due 03/15/2019		3,900	3,962
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		100	102
Johnson & Johnson
0.332% due 11/28/2016		10,100	10,115
Kroger Co.
0.787% due 10/17/2016		3,300	3,308
MGM Resorts International
6.875% due 04/01/2016		3,800	3,971
7.625% due 01/15/2017		400	430
PepsiCo, Inc.
0.455% due 07/30/2015		9,000	9,004
Reynolds American, Inc.
1.050% due 10/30/2015		1,100	1,101
Rohm & Haas Co.
6.000% due 09/15/2017		29	32
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	598
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	4,590	5,379
Volkswagen International Finance NV
0.586% due 11/18/2015		$8,200	8,212
Zimmer Holdings, Inc.
2.000% due 04/01/2018		1,400	1,412

			73,387

UTILITIES 2.2%
Majapahit Holding BV
7.750% due 01/20/2020		200	237
Petrobras Global Finance BV
1.881% due 05/20/2016		600	569
2.393% due 01/15/2019		3,500	3,041
2.631% due 03/17/2017		400	369
3.000% due 01/15/2019		300	260
3.151% due 03/17/2020		700	605
3.250% due 04/01/2019	EUR	300	289
4.375% due 05/20/2023		$800	686
5.750% due 01/20/2020		1,700	1,585
7.875% due 03/15/2019		300	307
Shell International Finance BV
0.467% due 11/15/2016		2,400	2,405

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
6.000% due 12/01/2016	$4,500	$4,706
Verizon Communications, Inc.
1.801% due 09/15/2016	3,100	3,151
2.021% due 09/14/2018	3,500	3,654
2.500% due 09/15/2016	686	701
3.650% due 09/14/2018	2,300	2,446

		25,011

Total Corporate Bonds & Notes (Cost $283,744)		283,454

MUNICIPAL BONDS & NOTES 1.1%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,174

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	149
6.918% due 04/01/2040	900	1,266
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	149
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,212
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,636
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,262
5.813% due 06/01/2040	1,300	1,683
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	228

		8,585

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	100	129

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	120

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,465

NEW YORK 0.0%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	114

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	$100	$89

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	134

Total Municipal Bonds & Notes (Cost $9,537)		11,925

U.S. GOVERNMENT AGENCIES 8.1%
Fannie Mae
0.524% due 07/25/2037	48	49
0.554% due 07/25/2037	53	54
0.574% due 09/25/2035	78	79
0.584% due 09/25/2035	126	127
0.894% due 06/25/2037	196	200
0.904% due 06/25/2040	304	309
2.310% due 08/01/2022	100	101
3.500% due 04/01/2045	2,700	2,837
4.000% due 07/01/2019 - 04/01/2045	7,930	8,557
4.500% due 07/01/2018 - 10/01/2041	6,953	7,594
5.000% due 01/01/2028 - 09/01/2041	7,436	8,298
5.500% due 02/01/2018 - 09/01/2041	12,160	13,719
6.000% due 07/01/2036 - 05/01/2041	3,443	3,931
6.500% due 10/01/2035	42	48
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	548	546
Freddie Mac
0.745% due 06/15/2041	1,149	1,163
0.875% due 08/15/2037	162	165
0.885% due 10/15/2037	33	34
0.895% due 05/15/2037 - 09/15/2037	192	196
4.000% due 06/15/2038 - 07/15/2042	2,518	2,851
4.500% due 05/01/2045	12,000	13,057
5.000% due 03/01/2038	3,363	3,733
5.500% due 07/01/2028 - 07/01/2038	431	484
Ginnie Mae
0.620% due 11/20/2062	5,167	5,173
3.500% due 04/01/2045	15,900	16,751
5.000% due 08/15/2038 - 05/15/2039	1,142	1,277
6.000% due 08/15/2037	173	197
Small Business Administration
4.430% due 05/01/2029	174	192
5.290% due 12/01/2027	38	42
5.490% due 03/01/2028	298	335
6.220% due 12/01/2028	45	52

Total U.S. Government Agencies (Cost $90,053)		92,151

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
3.000% due 11/15/2044	950	1,041
3.125% due 08/15/2044	10,300	11,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 05/15/2039		$4,000	$5,286
4.500% due 08/15/2039		6,000	8,218
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (h)		6,506	6,570
0.125% due 07/15/2022 (h)		25,818	26,128
0.125% due 01/15/2023 (h)		2,734	2,749
0.125% due 07/15/2024		12,403	12,427
0.250% due 01/15/2025		36,514	36,850
0.375% due 07/15/2023 (h)		7,232	7,427
1.750% due 01/15/2028		3,570	4,187
2.000% due 01/15/2026		707	839
2.375% due 01/15/2025		16,121	19,574
2.375% due 01/15/2027		12,385	15,307
2.500% due 01/15/2029		7,294	9,341
3.625% due 04/15/2028 (h)		289	409
3.875% due 04/15/2029		1,137	1,674
U.S. Treasury Notes
2.125% due 09/30/2021 (h)(j)		66,200	68,098
2.375% due 08/15/2024 (h)(j)		22,900	23,805

Total U.S. Treasury Obligations (Cost $257,887)			261,480

MORTGAGE-BACKED SECURITIES 5.9%
Banc of America Commercial Mortgage Trust
5.575% due 06/10/2049		600	641
5.597% due 04/10/2049		97	97
BCAP LLC Trust
4.571% due 03/27/2037		1,374	897
Bear Stearns ALT-A Trust
0.334% due 02/25/2034		130	118
0.344% due 04/25/2037		3,196	2,332
ChaseFlex Trust
0.474% due 07/25/2037		1,514	1,307
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 07/25/2036		2,603	2,346
Countrywide Alternative Loan Trust
0.334% due 02/25/2047		118	100
0.354% due 05/25/2047		819	689
0.524% due 05/25/2037 ^		7,185	4,429
1.128% due 02/25/2036		67	61
Countrywide Home Loan Mortgage Pass-Through Trust
2.408% due 11/25/2034		41	39
2.467% due 02/20/2035		64	63
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,228	4,432
DBRR Trust
0.853% due 02/25/2045		379	378
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	1,908	2,787
First Horizon Mortgage Pass-Through Trust
2.681% due 11/25/2037 ^		$3,104	2,763
Granite Master Issuer PLC
0.209% due 12/20/2054	EUR	617	663
0.269% due 12/20/2054		229	245
0.436% due 12/20/2054		$269	268
0.745% due 12/20/2054	GBP	2,707	4,002
0.825% due 12/20/2054		1,235	1,826
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	11	12
0.886% due 03/20/2044	GBP	519	767
0.886% due 06/20/2044		452	669
0.943% due 01/20/2044		11	17
0.946% due 09/20/2044		50	75
GSR Mortgage Loan Trust
2.670% due 09/25/2035		$715	714
4.968% due 11/25/2035		17	16
6.000% due 03/25/2037 ^		20	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	289	$424
IndyMac Mortgage Loan Trust
0.374% due 11/25/2046		$7,582	5,316
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		588	620
5.420% due 01/15/2049		281	298
JPMorgan Mortgage Trust
2.538% due 02/25/2035		6	6
2.540% due 08/25/2034		266	269
2.579% due 07/25/2035		5,084	5,063
5.750% due 01/25/2036 ^		16	15
LB Commercial Mortgage Trust
5.855% due 07/15/2044		4,444	4,839
Leek Finance PLC
0.844% due 12/21/2037	GBP	1,315	2,052
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		$19	17
0.424% due 11/25/2035		30	29
5.025% due 09/25/2035 ^		450	412
Morgan Stanley Capital Trust
5.439% due 02/12/2044		188	188
5.610% due 04/15/2049		79	79
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		28	26
Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2036		1,204	928
1.481% due 09/25/2045		124	106
5.500% due 01/25/2035		5,109	5,201
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	407	436
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		$72	55
0.428% due 07/19/2035		26	25
WaMu Mortgage Pass-Through Certificates Trust
0.858% due 01/25/2047		40	37
1.128% due 02/25/2046		237	225
1.328% due 11/25/2042		150	141
2.238% due 08/25/2046 ^		6,979	5,949
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		25	25
2.616% due 11/25/2034		484	485
2.625% due 07/25/2036 ^		1,436	1,403

Total Mortgage-Backed Securities (Cost $67,671)			67,441

ASSET-BACKED SECURITIES 5.1%
Ally Auto Receivables Trust
0.200% due 10/15/2015		762	762
Asset-Backed Securities Corp. Home Equity Loan Trust
0.814% due 07/25/2035		300	274
Bear Stearns Asset-Backed Securities Trust
0.334% due 08/25/2036		1,914	1,655
BNC Mortgage Loan Trust
0.274% due 05/25/2037		31	30
Boyne Valley BV
0.370% due 02/12/2022	EUR	44	48
Citigroup Mortgage Loan Trust, Inc.
0.334% due 09/25/2036		$11,365	8,204
Cornerstone CLO Ltd.
0.473% due 07/15/2021		2,059	2,044
Countrywide Asset-Backed Certificates
0.884% due 12/25/2035		2,800	2,110
Duane Street CLO Ltd.
0.502% due 01/11/2021		1,508	1,500
First Franklin Mortgage Loan Trust
0.664% due 09/25/2035		1,000	972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldentree Loan Opportunities Ltd.
1.557% due 04/17/2022		$10,000	$10,028
GSAMP Trust
0.244% due 12/25/2036		27	15
Hillmark Funding Ltd.
0.512% due 05/21/2021		608	602
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	1,281	1,366
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$1,900	1,896
MASTR Asset-Backed Securities Trust
0.224% due 01/25/2037		36	16
Merrill Lynch Mortgage Investors Trust
0.324% due 08/25/2037		9,737	5,806
Residential Asset Securities Corp. Trust
0.654% due 01/25/2036		10,000	7,194
RMF Euro CDO PLC
0.345% due 09/11/2022	EUR	117	125
SG Mortgage Securities Trust
0.354% due 02/25/2036		$12,156	8,020
Skellig Rock BV
0.401% due 11/30/2022	EUR	216	232
SLM Private Education Loan Trust
1.275% due 08/15/2023		$2,625	2,638
3.425% due 05/16/2044		280	297
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	783	831
Soundview Home Loan Trust
0.254% due 06/25/2037		$17	10
Venture CDO Ltd.
0.477% due 07/22/2021		555	548
Wells Fargo Home Equity Asset-Backed Securities Trust
0.764% due 11/25/2035		1,000	909

Total Asset-Backed Securities (Cost $56,603)			58,132

SOVEREIGN ISSUES 14.2%
Autonomous Community of Valencia
4.000% due 11/02/2016	EUR	4,100	4,668
4.375% due 07/16/2015		400	437
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	27,200	7,748
0.000% due 04/01/2016		35,900	9,912
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,392
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	18,400	20,190
2.250% due 05/15/2016		5,000	5,510
2.750% due 12/01/2015		1,600	1,752
3.750% due 08/01/2015		1,300	1,415
3.750% due 04/15/2016		5,100	5,695
3.750% due 08/01/2016		200	226
3.750% due 09/01/2024		20,700	27,229
4.500% due 07/15/2015		5,300	5,776
4.750% due 05/01/2017		100	118
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		400	430
Korea Development Bank
3.250% due 09/20/2016		100	103
3.500% due 08/22/2017		300	314
4.375% due 08/10/2015		200	203
Mexico Government International Bond
4.750% due 06/14/2018	MXN	24,300	1,596
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	100	$60
3.000% due 02/24/2024 (f)		100	59
3.000% due 02/24/2025 (f)		100	58
3.000% due 02/24/2026		100	55
3.000% due 02/24/2027		100	55
3.000% due 02/24/2028		100	53
3.000% due 02/24/2029		100	53
3.000% due 02/24/2030		100	52
3.000% due 02/24/2031		100	53
3.000% due 02/24/2032		100	52
3.000% due 02/24/2033		100	52
3.000% due 02/24/2034		100	52
3.000% due 02/24/2035		100	52
3.000% due 02/24/2036		100	52
3.000% due 02/24/2037		100	52
3.000% due 02/24/2038		100	52
3.000% due 02/24/2039		100	52
3.000% due 02/24/2040		100	52
3.000% due 02/24/2041		100	52
3.000% due 02/24/2042		100	53
3.800% due 08/08/2017	JPY	390,000	2,166
4.750% due 04/17/2019	EUR	1,700	1,215
Slovenia Government International Bond
4.125% due 02/18/2019		$800	848
5.250% due 02/18/2024		1,500	1,729
5.850% due 05/10/2023		600	712
Spain Government International Bond
2.100% due 04/30/2017	EUR	400	448
2.750% due 10/31/2024		2,900	3,559
3.250% due 04/30/2016		500	557
3.300% due 07/30/2016		13,000	14,595
3.750% due 10/31/2015		2,300	2,528
4.250% due 10/31/2016		8,800	10,098
4.400% due 10/31/2023		18,000	24,607

Total Sovereign Issues (Cost $183,234)			161,665

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 1.5%
Credit Suisse
0.674% due 12/07/2015		$4,900	4,902
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,400	12,400

			17,302

REPURCHASE AGREEMENTS (e) 0.1%
			1,111

MEXICO TREASURY BILLS 1.5%
3.042% due 05/28/2015	MXN	258,456	16,865

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.024% due 04/09/2015 - 06/25/2015 (b)(f)(h)(j)	$7,822	$7,822

Total Short-Term Instruments (Cost $45,038)		43,100

Total Investments in Securities (Cost $999,778)		985,384

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.8%

SHORT-TERM INSTRUMENTS 16.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.8%
PIMCO Short-Term Floating NAV Portfolio	1,022	$10
PIMCO Short-Term Floating NAV Portfolio III	19,324,099	191,637

Total Short-Term Instruments (Cost $191,619)		191,647

Total Investments in Affiliates (Cost $191,619)		191,647

MARKET VALUE (000S)
Total Investments 103.4% (Cost $1,191,397)	$1,177,031

Financial Derivative Instruments (g)(i) 4.8% (Cost or Premiums, net $(1,026))	54,911

Other Assets and Liabilities, net (8.2%)	(94,045)

Net Assets 100.0%	$1,137,897

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,111	Fannie Mae 2.200% due 10/17/2022	$(1,133)	$1,111	$1,111

Total Repurchase Agreements						$(1,133)	$1,111	$1,111

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
MYI	(10.000%)	03/26/2015	12/31/2015	EUR (101)	$(109)

Total Reverse Repurchase Agreements					$(109)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $8,623 at a weighted average interest rate of (0.111%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$32,500	$(32,773)	$(33,234)
Fannie Mae	3.500%	04/01/2045	7,700	(8,018)	(8,090)
Fannie Mae	3.500%	05/01/2045	39,500	(41,336)	(41,401)
Fannie Mae	4.000%	05/01/2045	131,200	(139,888)	(140,074)

				$(222,015)	$(222,799)

Total Short Sales				$(222,015)	$(222,799)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $910 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
MYI	$0	$(109)	$0	$(109)	$107	$(2)
SSB	1,111	0	0	1,111	(1,133)	(22)

Total Borrowings and Other Financing Transactions	$1,111	$(109)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$104.000	05/22/2015	200	$2	$3
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	707	6	11
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	100	1	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	1,229	10	19
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.500	05/22/2015	149	1	1

				$20	$36

Total Purchased Options				$20	$36

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	347	$(296)	$(379)

Total Written Options				$(296)	$(379)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	738	$307	$28	$0
90-Day Eurodollar December Futures	Short	12/2016	913	(873)	0	(103)
90-Day Eurodollar June Futures	Short	06/2015	377	(32)	0	(5)
90-Day Eurodollar June Futures	Short	06/2016	26	(4)	0	(2)
90-Day Eurodollar March Futures	Short	03/2016	226	(36)	0	(14)
90-Day Eurodollar September Futures	Short	09/2015	198	(23)	0	(5)
90-Day Eurodollar September Futures	Short	09/2016	4	(1)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	135	(234)	11	(12)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	238	270	269	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	149	221	30	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,062	2,113	644	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	27	21	7	0

Total Futures Contracts				$1,729	$989	$(141)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 47,922	$4,001	$1,073	$55	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	13,000	945	51	14	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	211,000	3,582	327	38	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 56,800	1,435	79	0	0

				$9,963	$1,530	$107	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$ 132,200	$(801)	$(414)	$0	$(57)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	669,800	(10,320)	(4,607)	0	(723)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	97,400	(4,045)	(2,052)	0	(165)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	301,700	(16,424)	(9,480)	0	(623)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025	17,500	(305)	(52)	0	(35)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	18,300	(4,581)	(5,455)	0	(22)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 63,400	(1,039)	(469)	0	(227)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045	5,200	(312)	(325)	0	(109)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	2,100	(273)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	2,200	(439)	(158)	0	(49)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP 5,100	(137)	(102)	1	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	14,200	(734)	(595)	3	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN 14,200	21	(7)	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	1,800	2	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	33,000	56	(15)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	117,900	4	18	18	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021	76,800	9	9	11	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021	31,000	3	3	5	0
Pay	28-Day MXN-TIIE	5.580%	11/10/2021	32,800	(7)	(7)	5	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023	100	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029	38,300	104	87	9	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034	23,100	50	68	5	0

					$(39,168)	$(23,552)	$59	$(2,010)

Total Swap Agreements					$(29,205)	$(22,022)	$166	$(2,010)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $25,740 and cash of $9,959 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$36	$989	$166	$1,191	$(379)	$(141)	$(2,012)	$(2,532)

(4)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	189	$		149	$0	$(1)

BOA	04/2015		BRL	3,078			960	0	(5)
	04/2015		EUR	935			1,044	39	0
	04/2015		GBP	178			263	0	(1)
	04/2015	$		990		BRL	3,078	0	(26)
	04/2015			2,895		CAD	3,675	7	0
	04/2015			2,763		GBP	1,844	0	(27)
	05/2015		CAD	12,135	$		11,055	1,478	0
	05/2015		MXN	5,491			363	4	0
	05/2015	$		2,757		MXN	41,657	0	(32)
	06/2015		EUR	4,849	$		6,593	1,374	0
	08/2015		SEK	1,105			132	4	0
	06/2016		EUR	13,640			18,675	3,855	0
	06/2016	$		800		EUR	592	0	(156)

BPS	04/2015		BRL	34,697	$		10,816	0	(56)
	04/2015		EUR	4,553			4,825	0	(71)
	04/2015	$		10,791		BRL	34,697	105	(25)
	05/2015			703		EUR	648	0	(6)
	05/2015			1,335		MXN	19,991	0	(27)
	06/2015		EUR	2,177	$		2,952	609	0
	06/2015	$		4,141		EUR	3,088	0	(817)
	07/2015		DKK	1,540	$		224	2	0
	01/2016			8,800			1,369	92	0
	04/2016		BRL	35,900			10,042	0	(95)

BRC	04/2015		SGD	93			69	1	0
	04/2015		ZAR	1,161			99	4	0
	05/2015		MXN	9,479			637	17	0
	06/2015		EUR	5,655			7,604	1,517	0
	06/2015	$		22,903		EUR	17,057	0	(4,544)
	06/2016		EUR	2,579	$		3,546	743	0

CBK	04/2015			27,184			29,449	220	0
	04/2015	$		9,638		CAD	12,052	0	(123)
	05/2015		MXN	68,264	$		4,415	0	(52)
	05/2015	$		523		MXN	7,899	1	(7)
	06/2015		EUR	3,196	$		4,369	929	0

DUB	04/2015		BRL	24,669			7,690	0	(40)
	04/2015		INR	114,437			1,809	0	(27)
	04/2015		JPY	4,739,815			39,665	145	0
	04/2015	$		9,094		AUD	11,869	0	(54)
	04/2015			7,803		BRL	24,669	0	(74)
	05/2015		MXN	281,959	$		20,208	1,809	(24)
	05/2015	$		2,417		CHF	2,290	0	(57)
	07/2015			5,725		BRL	15,532	0	(989)
	08/2015		CHF	1,236	$		1,349	70	0
	10/2015		DKK	3,069			475	31	0
	01/2016		BRL	27,200			7,958	104	0
	01/2016		DKK	20,605			3,180	189	0
	06/2016		EUR	1,415			1,937	400	0
	06/2016	$		2,157		EUR	1,596	0	(423)

FBF	04/2015		BRL	3,080	$		990	25	0
	04/2015	$		960		BRL	3,080	5	0
	06/2015		EUR	11,708	$		15,688	3,086	0
	06/2015	$		12,281		EUR	9,164	0	(2,417)

GLM	04/2015		AUD	11,971	$		9,332	215	0
	04/2015		BRL	8,190			2,553	0	(13)
	04/2015		GBP	1,234			1,900	69	0
	04/2015		JPY	714,700			5,904	0	(55)
	04/2015	$		2,564		BRL	8,190	3	0
	04/2015			4,773		EUR	4,274	0	(178)
	05/2015		BRL	8,190	$		2,542	0	(3)
	05/2015		CHF	437			474	24	0
	05/2015	$		159		MXN	2,382	0	(3)
	10/2015		DKK	7,875	$		1,219	79	0
	01/2016			6,243			969	63	0

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	04/2015		CAD	246	$		194	$0	$0
	04/2015		HKD	1,078			139	0	0
	04/2015	$		26,580		EUR	24,208	0	(550)
	05/2015		EUR	24,208	$		26,592	550	0
	10/2015		DKK	5,215			810	55	0

JPM	04/2015		BRL	11,267			3,842	312	0
	04/2015		EUR	4,561			4,860	0	(44)
	04/2015		INR	647,053			10,227	0	(157)
	04/2015		JPY	2,317,800			19,101	0	(225)
	04/2015	$		3,512		BRL	11,267	18	0
	04/2015			9,676		EUR	8,751	0	(266)
	04/2015			15,212		MXN	223,856	0	(552)
	05/2015		KRW	12,634,869	$		11,171	0	(201)
	06/2015		INR	751,309			11,852	0	(49)
	06/2015	$		6,250		EUR	4,674	0	(1,219)
	08/2015		SEK	3,700	$		442	11	0
	10/2015		DKK	11,876			1,825	106	0

MSB	04/2015		BRL	56,287			17,545	70	(161)
	04/2015		DKK	2,045			312	18	0
	04/2015		EUR	145,516			164,253	7,776	0
	04/2015		GBP	9,887			14,905	239	0
	04/2015	$		17,546		BRL	56,287	90	0
	04/2015			65,007		JPY	7,772,315	0	(203)
	05/2015		JPY	7,772,315	$		65,035	198	0
	05/2015		MXN	27,349			1,765	0	(24)
	05/2015	$		8,784		MXN	134,813	37	0
	06/2015		EUR	3,632	$		4,979	1,070	0
	08/2015		SAR	1,872			499	0	(1)
	08/2015	$		498		SAR	1,872	1	0
	06/2016		EUR	3,621	$		4,980	1,046	0

NAB	06/2015			2,766			3,761	784	0
	06/2016			7,878			10,817	2,256	0
	07/2016			7,277			9,872	1,951	0

NGF	04/2015		INR	142,272			2,249	0	(34)
	05/2015		MXN	27,358			1,766	0	(24)

RBC	04/2015		HKD	3,450			445	0	0

SCX	04/2015	$		21,740		INR	1,364,156	152	0
	05/2015			9,780		MXN	143,487	0	(392)

SOG	04/2015		CAD	15,292	$		12,217	143	0
	04/2015	$		4,672		INR	292,299	19	0
	05/2015			12,211		CAD	15,292	0	(143)

UAG	04/2015		INR	752,692	$		12,005	0	(74)
	06/2015	$		11,841		INR	752,692	82	0
	01/2016		DKK	7,610	$		1,116	11	0

Total Forward Foreign Currency Contracts								$34,313	$(14,747)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	82,500	$8	$0

FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		50,000	5	2

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		25,000	3	0
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	55,000	6	3

							$22	$5

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 22,800	$37	$37

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$ 355	8	4
	Call - OTC USD versus CNH		7.500	02/02/2016	355	2	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$ 4,400	$9	$4

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	7,187	194	116
	Call - OTC USD versus CNH		7.400	02/02/2016	7,187	43	17

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015	1,400	4	1

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	6,832	144	83
	Call - OTC USD versus CNH		7.500	02/02/2016	6,832	38	15

						$479	$278

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	3,400	$7	$7
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		86,300	196	294
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		45,000	93	162

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		4,400	337	209
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		5,300	459	235
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		7,100	518	307

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		173,000	499	589

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		195,200	410	394
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		193,300	406	408
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		123,600	327	410
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		106,200	251	289
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		21,900	1,561	917

								$5,064	$4,221

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$17,800	$43	$33

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	109.766	05/06/2015	$18,100	$1	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		111.719	04/07/2015	66,000	2	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		110.781	06/04/2015	81,000	3	0

						$6	$0

Total Purchased Options						$5,614	$4,537

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	233	$(2)	$(6)
	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015		4,409	(64)	(224)
	Call - OTC EUR versus JPY		142.900	04/14/2015		4,409	(43)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		20,596	(121)	(220)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	650	(14)	(18)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	10,403	(72)	(65)
	Call - OTC EUR versus USD		1.110	05/22/2015		10,403	(72)	(71)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	710	(7)	(3)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	7,500	(47)	(112)
	Put - OTC AUD versus USD		0.763	06/01/2015		7,500	(55)	(130)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	3,523	(79)	(99)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	4,872	(39)	(120)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$ 4,173	$(134)	$(165)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016	14,373	(152)	(73)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD 7,300	(49)	(118)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 13,663	(125)	(59)

						$(1,075)	$(1,483)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	2,700	(24)	(2)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	300	(4)	0

						$(39)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	3,400	$(7)	$(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		9,300	(101)	(224)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		17,800	(216)	(556)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		18,500	(338)	(199)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		22,300	(460)	(226)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		29,800	(518)	(295)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		35,600	(503)	(1,111)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		195,200	(410)	(395)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		193,300	(406)	(414)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		41,300	(302)	(303)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		41,300	(283)	(227)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		92,100	(1,579)	(871)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		26,900	(327)	(499)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		23,000	(259)	(266)

								$(5,709)	$(5,593)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$35,600	$(43)	$(27)

Total Written Options						$(6,866)	$(7,106)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	588	$6,900	AUD	0	EUR	0	GBP	0	JPY	0	$(1,579)
Sales	2,537	1,964,915		61,906		415,787		29,860		7,943	(19,265)
Closing Buys	(2,197)	(324,224)		0		(93,020)		0		(7,943)	9,525
Expirations	(491)	(665,834)		(21,216)		(220,006)		(17,960)		0	2,933
Exercised	(90)	(154,965)		(18,390)		(47,436)		(11,900)		0	1,224

Balance at End of Period	347	$826,792	AUD	22,300	EUR	55,325	GBP	0	JPY	0	$(7,162)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Pay	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$200	$0	$(3)	$0	$(3)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	300	0	(6)	0	(6)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	100	0	(2)	0	(2)

						$0	$(11)	$0	$(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$31	$32	$63	$0

JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	30	33	63	0

							$61	$65	$126	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	1.785%	$ 12,500	$(145)	$(19)	$0	$(164)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	3,200	(46)	(11)	0	(57)
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%	400	(8)	10	2	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%	3,000	(70)	102	32	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	2,500	(45)	60	15	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	400	0	2	2	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%	500	(24)	27	3	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.105%	300	(9)	11	2	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	1,600	12	1	13	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,000	(8)	8	0	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%	1,300	(7)	8	1	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%	2,700	40	(15)	25	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	700	(12)	18	6	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	100	0	1	1	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	1,000	(8)	11	3	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	500	(6)	0	0	(6)

CBK	Berkshire Hathaway Finance Corp.	1.000%	09/20/2016	0.207%	1,200	(9)	23	14	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	2,000	(5)	(1)	0	(6)
	China Government International Bond	1.000%	12/20/2019	0.827%	4,800	39	0	39	0
	Dell, Inc.	1.000%	12/20/2019	1.661%	3,000	(225)	137	0	(88)
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	100	(2)	3	1	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%	3,900	(30)	46	16	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%	400	(15)	17	2	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	3,300	0	18	18	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	2,500	(29)	(1)	0	(30)

DUB	China Government International Bond	1.000%	12/20/2019	0.827%	6,400	45	7	52	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	2,200	(36)	51	15	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	900	(15)	21	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	2,100	5	6	11	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	8,600	0	119	119	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%	200	(2)	3	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,900	(3)	(3)	0	(6)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	800	(10)	(4)	0	(14)
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%	1,700	(29)	42	13	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%	1,900	(18)	31	13	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	800	(51)	55	4	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	5,000	(154)	179	25	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	4,000	2	53	55	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	1.024%	400	(11)	11	0	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%	2,500	(14)	15	1	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	300	(5)	8	3	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	2,200	(37)	52	15	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	200	(1)	3	2	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	4,200	(10)	11	1	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	28,800	220	16	236	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	100	(2)	3	1	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	1,100	(65)	70	5	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	4,700	(2)	67	65	0

MYC	Indonesia Government International Bond	1.000%	12/20/2015	0.314%	3,600	(214)	233	19	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	1,000	(17)	23	6	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	1,800	4	21	25	0
	United Kingdom Gilt	1.000%	06/20/2015	0.043%	200	2	(2)	0	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.460%	200	(2)	3	1	0

						$(1,034)	$1,550	$889	$(373)

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$359	$(71)	$0	$0	$(71)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	600	80	10	90	0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,504	88	(94)	0	(6)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	600	80	10	90	0

GST	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	5,700	789	66	855	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	96	0	1	1	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,478	219	(234)	0	(15)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	193	0	3	3	0

					$1,185	$(238)	$1,039	$(92)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	22,300	$39	$(120)	$0	$(81)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		24,100	66	(181)	0	(115)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		1,300	1	(30)	0	(29)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	8,000	(9)	75	66	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	435	0	70	70	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		100	1	(2)	0	(1)

BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	60,200	29	(276)	0	(247)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		81,200	(155)	(1,043)	0	(1,198)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		29,800	8	(149)	0	(141)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	7,900	(1)	71	70	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	220	2	34	36	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	3,800	0	28	28	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		6,100	(1)	(6)	0	(7)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	100	0	1	1	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	31,300	51	(167)	0	(116)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		35,800	115	(433)	0	(318)

FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018		63,900	103	(339)	0	(236)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		5,600	23	(73)	0	(50)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	3	5	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		290	0	47	47	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		112	0	10	10	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		100	1	14	15	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	700	0	(16)	0	(16)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		26,700	0	(142)	0	(142)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	19,500	(44)	173	129	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		18,600	(1)	206	205	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		22,500	(2)	(26)	0	(28)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	3,190	0	32	32	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	1,300	0	(31)	0	(31)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		26,900	9	(152)	0	(143)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		16,100	59	(202)	0	(143)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	200	$1	$28	$29	$0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	27,400	4	(149)	0	(145)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,000	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	230	0	37	37	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(9)	0	(10)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	10,800	(10)	81	71	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	80	0	1	1	0

							$290	$(2,624)	$863	$(3,197)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	MSCI EAFE Index	4,669	3-Month USD-LIBOR plus a specified spread	01/15/2016	$	22,348		$1,414	$1,414	$0

DUB	Receive	MSCI EAFE Index	20,571	3-Month USD-LIBOR less a specified spread	10/22/2015		100,648		4,363	4,363	0
	Receive	MSCI EAFE Index	61,446	3-Month USD-LIBOR less a specified spread	11/20/2015		300,638		13,019	13,019	0
	Receive	MSCI EAFE Index	793	3-Month USD-LIBOR plus a specified spread	12/16/2015		3,901		146	146	0
	Receive	MSCI EAFE Index	57,664	3-Month USD-LIBOR plus a specified spread	01/15/2016		290,003		4,198	4,198	0
	Receive	MSCI EAFE Index	53,095	3-Month USD-LIBOR plus a specified spread	01/22/2016		257,245		15,672	15,672	0

GST	Receive	MSCI EAFE Index	25,515	3-Month USD-LIBOR less a specified spread	11/16/2015		129,057		1,199	1,199	0

									$40,011	$40,011	$0

Total Swap Agreements								$ 502	$38,753	$42,928	$(3,673)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $7,454 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	6,761	500	1,696	8,957	(247)	(1,255)	(518)	(2,020)	6,937	(6,850)	87
BPS	808	0	182	990	(1,097)	(136)	(1,586)	(2,819)	(1,829)	1,888	59
BRC	2,282	5	36	2,323	(4,544)	(3)	(12)	(4,559)	(2,236)	2,319	83
CBK	1,150	0	209	1,359	(182)	(3)	(131)	(316)	1,043	(550)	493
DUB	2,748	751	37,601	41,100	(1,688)	(720)	(436)	(2,844)	38,256	(49,880)	(11,624)
FBF	3,116	2	78	3,196	(2,417)	(341)	(301)	(3,059)	137	(270)	(133)
GLM	453	626	366	1,445	(252)	(1,138)	(188)	(1,578)	(133)	261	128
GST	0	0	2,165	2,165	0	0	(14)	(14)	2,151	(3,710)	(1,559)
HUS	605	0	22	627	(550)	(120)	(332)	(1,002)	(375)	328	(47)
JPM	447	136	402	985	(2,713)	(238)	0	(2,951)	(1,966)	1,856	(110)
MSB	10,545	1	0	10,546	(389)	(118)	0	(507)	10,039	(9,120)	919
MYC	0	2,418	98	2,516	0	(2,975)	(145)	(3,120)	(604)	309	(295)
NAB	4,991	0	0	4,991	0	0	0	0	4,991	(4,860)	131
NGF	0	0	0	0	(58)	0	0	(58)	(58)	(60)	(118)
RYL	0	0	1	1	0	0	0	0	1	0	1
SCX	152	0	0	152	(392)	0	0	(392)	(240)	132	(108)
SOG	162	0	0	162	(143)	0	0	(143)	19	0	19
UAG	93	98	72	263	(74)	(59)	(10)	(143)	120	0	120

Total Over the Counter	$34,313	$4,537	$42,928	$81,778	$(14,747)	$(7,106)	$(3,673)	$(25,526)

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$36	$36
Futures	0	0	0	0	989	989
Swap Agreements	0	107	0	0	59	166

	$0	$107	$0	$0	$1,084	$1,191

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,313	$0	$34,313
Purchased Options	0	5	0	278	4,254	4,537
Swap Agreements	0	2,054	40,011	0	863	42,928

	$0	$2,059	$40,011	$34,591	$5,117	$81,778

	$0	$2,166	$40,011	$34,591	$6,201	$82,969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$379	$379
Futures	0	0	0	0	141	141
Swap Agreements	0	0	0	0	2,012	2,012

	$0	$0	$0	$0	$2,532	$2,532

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,747	$0	$14,747
Written Options	0	0	0	1,483	5,623	7,106
Swap Agreements	0	465	0	11	3,197	3,673

	$0	$465	$0	$16,241	$8,820	$25,526

	$0	$465	$0	$16,241	$11,352	$28,058

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$85	$0	$(125)	$(40)
Written Options	0	0	3,015	0	323	3,338
Futures	0	0	(960)	0	14,586	13,626
Swap Agreements	0	4,636	0	0	(19,857)	(15,221)

	$0	$4,636	$2,140	$0	$(5,073)	$1,703

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,950	$0	$28,950
Purchased Options	0	(30)	(62)	(10)	3,959	3,857
Written Options	0	517	290	(811)	(1,928)	(1,932)
Swap Agreements	0	1,010	6,690	0	721	8,421

	$0	$1,497	$6,918	$28,129	$2,752	$39,296

	$0	$6,133	$9,058	$28,129	$(2,321)	$40,999

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Written Options	0	0	(245)	0	(84)	(329)
Futures	0	0	0	0	1,278	1,278
Swap Agreements	0	1,439	0	0	(24,180)	(22,741)

	$0	$1,439	$(245)	$0	$(22,971)	$(21,777)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,040	$0	$21,040
Purchased Options	0	(17)	0	(201)	(859)	(1,077)
Written Options	0	(1)	0	(410)	133	(278)
Swap Agreements	0	143	(14,025)	(11)	(2,622)	(16,515)

	$0	$125	$(14,025)	$20,418	$(3,348)	$3,170

	$0	$1,564	$(14,270)	$20,418	$(26,319)	$(18,607)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,036	$0	$6,036
Corporate Bonds & Notes
Banking & Finance	0	184,831	225	185,056
Industrials	0	73,387	0	73,387
Utilities	0	25,011	0	25,011
Municipal Bonds & Notes
Arizona	0	1,174	0	1,174
California	0	8,585	0	8,585
Illinois	0	129	0	129
Nebraska	0	120	0	120
New Jersey	0	1,465	0	1,465
New York	0	114	0	114
North Carolina	0	115	0	115
Ohio	0	89	0	89
Tennessee	0	134	0	134
U.S. Government Agencies	0	92,151	0	92,151
U.S. Treasury Obligations	0	261,480	0	261,480
Mortgage-Backed Securities	0	67,063	378	67,441
Asset-Backed Securities	0	58,132	0	58,132
Sovereign Issues	0	161,665	0	161,665
Short-Term Instruments
Certificates of Deposit	0	17,302	0	17,302
Repurchase Agreements	0	1,111	0	1,111
Mexico Treasury Bills	0	16,865	0	16,865
U.S. Treasury Bills	0	7,822	0	7,822
	$0	$984,781	$603	$985,384

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$191,647	$0	$0	$191,647

Total Investments	$191,647	$984,781	$603	$1,177,031

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(222,799)	$0	$(222,799)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	989	202	0	1,191
Over the counter	0	81,778	0	81,778
	$989	$81,980	$0	$82,969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(141)	(2,389)	0	(2,530)
Over the counter	0	(25,526)	0	(25,526)
	$(141)	$(27,915)	$0	$(28,056)

Totals	$192,495	$816,047	$603	$1,009,145

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 57.2%

BANK LOAN OBLIGATIONS 0.1%
Chrysler Group LLC
3.500% due 05/24/2017		$1,588	$1,589

Total Bank Loan Obligations (Cost $1,581)			1,589

CORPORATE BONDS & NOTES 16.1%

BANKING & FINANCE 9.9%
Ally Financial, Inc.
2.750% due 01/30/2017		4,600	4,594
3.500% due 07/18/2016		1,000	1,015
4.625% due 06/26/2015		2,600	2,616
5.500% due 02/15/2017		2,810	2,929
8.000% due 03/15/2020		482	576
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	1,300	1,407
4.875% due 09/15/2016		2,000	2,294
5.000% due 02/09/2019		1,700	2,068
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		$4,600	5,014
Banco Bradesco S.A.
4.500% due 01/12/2017		1,100	1,133
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,800	2,257
Banco Santander S.A.
6.250% due 09/11/2021 (d)		1,200	1,299
Bank of America Corp.
2.000% due 01/11/2018		$2,519	2,539
5.650% due 05/01/2018		1,000	1,110
5.750% due 12/01/2017		5,700	6,275
6.100% due 03/17/2025 (d)		6,700	6,813
6.400% due 08/28/2017		769	853
6.875% due 04/25/2018		5,700	6,524
7.625% due 06/01/2019		400	483
Bankia S.A.
4.250% due 07/05/2016	EUR	1,400	1,586
4.500% due 04/26/2022		2,700	3,684
Barclays Bank PLC
10.179% due 06/12/2021		$1,040	1,426
14.000% due 06/15/2019 (d)	GBP	1,100	2,199
BNP Paribas S.A.
0.566% due 11/07/2015		$1,300	1,301
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	3,800	4,124
BRFkredit A/S
2.000% due 04/01/2015	DKK	400	58
Caixa Economica Federal
4.250% due 05/13/2019		$1,300	1,254
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		3,600	3,633
CIT Group, Inc.
5.000% due 05/15/2017		1,700	1,753
5.500% due 02/15/2019		3,700	3,857
Citigroup, Inc.
1.064% due 04/01/2016		7,200	7,221
Eksportfinans ASA
5.500% due 06/26/2017		400	427
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	1,100	1,627
Ford Motor Credit Co. LLC
1.037% due 01/17/2017		$3,100	3,105
General Motors Financial Co., Inc.
2.625% due 07/10/2017		1,300	1,313
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	1,400	1,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.715% due 03/22/2016		$400	$400
HSBC Holdings PLC
6.375% due 03/30/2025 (d)		3,700	3,792
International Lease Finance Corp.
4.875% due 04/01/2015		1,400	1,400
5.750% due 05/15/2016		400	416
7.125% due 09/01/2018		1,750	1,969
iStar Financial, Inc.
4.000% due 11/01/2017		600	595
JPMorgan Chase & Co.
0.881% due 02/26/2016		7,500	7,521
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	29
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		1,200	1,728
Loews Corp.
5.250% due 03/15/2016		2,800	2,920
Morgan Stanley
1.536% due 04/25/2018		1,400	1,423
6.250% due 08/28/2017		300	332
Navient Corp.
4.875% due 06/17/2019		3,500	3,500
5.000% due 04/15/2015		100	100
Novo Banco S.A.
5.000% due 05/23/2019	EUR	500	555
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	15,300	2,229
2.000% due 01/01/2016		3,100	454
2.000% due 04/01/2016		9,800	1,442
Prudential Covered Trust
2.997% due 09/30/2015		$637	643
Rabobank Group
4.000% due 09/10/2015	GBP	1,300	1,955
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	28,600	4,186
Rio Oil Finance Trust
6.250% due 07/06/2024		$1,900	1,737
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	1,000	1,099
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		$300	322
Swedbank Hypotek AB
1.375% due 03/28/2018		3,300	3,306
Synchrony Financial
1.485% due 02/03/2020		3,200	3,219
2.700% due 02/03/2020		2,100	2,111
Toronto-Dominion Bank
2.125% due 07/02/2019		9,000	9,124
UBS AG
5.125% due 05/15/2024		700	729
7.250% due 02/22/2022		200	216
7.625% due 08/17/2022		4,200	5,101
Wells Fargo & Co.
5.875% due 06/15/2025 (d)		3,900	4,135

			160,675

INDUSTRIALS 3.8%
Actavis Funding SCS
1.523% due 03/12/2020		1,000	1,015
4.550% due 03/15/2035		1,000	1,046
California Resources Corp.
5.500% due 09/15/2021		6,225	5,579
CNPC General Capital Ltd.
1.157% due 05/14/2017		900	902
2.750% due 05/14/2019		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
7.750% due 05/31/2015		$100	$101
Ecopetrol S.A.
5.875% due 09/18/2023		2,000	2,152
Finmeccanica SpA
8.000% due 12/16/2019	GBP	3,000	5,328
HCA, Inc.
6.500% due 02/15/2016		$1,100	1,143
7.190% due 11/15/2015		500	518
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,900	1,430
KP Germany Erste GmbH
11.625% due 07/15/2017		1,000	1,167
MGM Resorts International
6.625% due 07/15/2015		$10,930	11,053
7.500% due 06/01/2016		3,900	4,107
7.625% due 01/15/2017		600	644
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		8,300	8,383
Schaeffler Finance BV
4.250% due 05/15/2021		6,000	6,000
Total Capital Canada Ltd.
0.633% due 01/15/2016		3,400	3,409
United Rentals North America, Inc.
5.750% due 07/15/2018		5,000	5,214
Williams Partners LP
4.500% due 11/15/2023		1,100	1,143
Zimmer Holdings, Inc.
3.550% due 04/01/2025		1,600	1,634

			62,169

UTILITIES 2.4%
AES Corp.
3.262% due 06/01/2019		1,600	1,596
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		1,600	1,597
Embarq Corp.
7.995% due 06/01/2036		200	240
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		340	295
Petrobras Global Finance BV
2.631% due 03/17/2017		2,200	2,029
2.750% due 01/15/2018	EUR	2,800	2,721
3.000% due 01/15/2019		$500	433
3.151% due 03/17/2020		1,700	1,471
3.250% due 03/17/2017		2,800	2,590
3.750% due 01/14/2021	EUR	800	761
4.875% due 03/17/2020		$300	270
6.250% due 12/14/2026	GBP	400	515
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$2,300	2,298
1.750% due 04/10/2017		3,900	3,907
Sprint Communications, Inc.
6.000% due 12/01/2016		300	314
8.375% due 08/15/2017		700	762
9.125% due 03/01/2017		5,200	5,694
Telecom Italia SpA
7.375% due 12/15/2017	GBP	4,650	7,765
Telefonica Europe BV
6.500% due 09/18/2018 (d)	EUR	300	363
Verizon Communications, Inc.
2.021% due 09/14/2018		$1,500	1,566
3.650% due 09/14/2018		1,900	2,021
5.150% due 09/15/2023		700	803

			40,011

Total Corporate Bonds & Notes (Cost $269,299)			262,855

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$1,300	$1,824

TEXAS 0.0%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	5	5

Total Municipal Bonds & Notes (Cost $1,305)		1,829

U.S. GOVERNMENT AGENCIES 7.1%
Fannie Mae
0.294% due 03/25/2034	10	10
0.304% due 03/25/2036	328	315
0.524% due 09/25/2042	228	232
1.625% due 11/25/2023	49	51
1.674% due 04/25/2024	45	47
1.871% due 08/01/2035	266	281
2.159% due 07/01/2035	235	251
2.162% due 02/01/2034	114	122
2.193% due 09/01/2035	308	321
2.197% due 10/01/2035	105	112
2.210% due 08/01/2036	274	292
2.261% due 07/01/2032	19	20
2.278% due 10/01/2035	152	162
2.300% due 02/01/2035 - 10/01/2035	298	319
2.340% due 09/01/2031	1	1
2.457% due 03/01/2036	806	864
2.488% due 11/01/2034	223	239
3.000% due 04/01/2043	22	22
4.000% due 10/01/2030 - 04/01/2045	69,937	76,166
5.500% due 02/01/2024 - 09/01/2027	62	70
Freddie Mac
0.375% due 10/15/2020	92	92
0.575% due 11/15/2043	10,463	10,506
1.220% due 10/25/2044	80	82
1.521% due 07/25/2044	378	386
1.845% due 09/01/2035	79	84
5.500% due 08/15/2030	1	1
Ginnie Mae
0.575% due 03/16/2032	13	13
0.691% due 08/20/2062	2,509	2,520
1.625% due 11/20/2024	37	38
3.500% due 04/01/2045	19,400	20,438
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,248	1,370

Total U.S. Government Agencies (Cost $111,238)		115,427

U.S. TREASURY OBLIGATIONS 12.5%
U.S. Treasury Bonds
3.125% due 08/15/2044	4,300	4,822
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	23,988	24,277
0.125% due 07/15/2024 (h)	54,240	54,342
0.250% due 01/15/2025 (h)	64,245	64,837
1.750% due 01/15/2028 (j)	1,116	1,308
2.375% due 01/15/2025	15,873	19,273
2.375% due 01/15/2027 (h)	17,038	21,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.875% due 11/30/2021 (h)(j)		$13,600	$13,768

Total U.S. Treasury Obligations (Cost $200,343)			203,685

MORTGAGE-BACKED SECURITIES 2.6%
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		1,141	826
0.384% due 10/25/2046		393	276
American Home Mortgage Investment Trust
1.878% due 09/25/2045		334	324
Banc of America Funding Trust
2.868% due 01/20/2047 ^		58	48
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		140	141
Bear Stearns ALT-A Trust
2.528% due 08/25/2036 ^		625	398
2.671% due 05/25/2035		231	225
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	1,249	1,324
Citigroup Commercial Mortgage Trust
2.202% due 09/10/2045 (a)		$8,688	847
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		444	441
5.328% due 09/25/2037 ^		612	550
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		378	410
Countrywide Alternative Loan Trust
0.344% due 11/25/2036		3,669	3,432
0.386% due 03/20/2046		930	739
0.386% due 07/20/2046 ^		940	680
0.724% due 05/25/2035		3,651	3,356
2.630% due 06/25/2037		1,834	1,540
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035		174	155
0.494% due 03/25/2035		117	113
Credit Suisse Commercial Mortgage Trust
5.648% due 03/15/2039		3,841	3,962
Credit Suisse First Boston Mortgage Securities Corp.
2.181% due 06/25/2033		106	104
Credit Suisse Mortgage Capital Certificates
0.474% due 01/27/2037		2,556	1,275
Downey Savings & Loan Association Mortgage Loan Trust
0.438% due 08/19/2045		614	552
2.453% due 07/19/2044		45	45
First Horizon Alternative Mortgage Securities Trust
2.224% due 03/25/2035		139	112
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		51	47
First Republic Mortgage Loan Trust
0.525% due 11/15/2031		54	51
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		3,200	3,423
Greenpoint Mortgage Funding Trust
0.354% due 01/25/2037		1,009	774
GSMSC Pass-Through Trust
0.618% due 12/26/2036		6,058	1,438
GSR Mortgage Loan Trust
2.671% due 09/25/2035		140	141
HomeBanc Mortgage Trust
2.182% due 04/25/2037 ^		827	500
IndyMac Mortgage Loan Trust
0.474% due 06/25/2037 ^		302	169
2.523% due 12/25/2034		32	30
JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		5,645	5,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.538% due 02/25/2035		$83	$83
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		151	139
0.424% due 11/25/2035		21	20
1.172% due 10/25/2035		40	38
Morgan Stanley Capital Trust
5.909% due 06/11/2049		95	104
RBSSP Resecuritization Trust
0.671% due 08/26/2037		3,193	1,314
Residential Accredit Loans, Inc. Trust
0.359% due 12/25/2036		239	186
0.474% due 01/25/2035		194	187
0.574% due 03/25/2033		17	17
5.000% due 09/25/2036 ^		540	411
Residential Asset Securitization Trust
0.524% due 10/25/2018		148	145
0.574% due 05/25/2033		13	13
Structured Adjustable Rate Mortgage Loan Trust
1.528% due 01/25/2035		172	139
Structured Asset Mortgage Investments Trust
0.394% due 05/25/2036		225	169
0.394% due 05/25/2046		618	349
0.428% due 07/19/2035		174	165
0.454% due 02/25/2036		450	364
UBS-Barclays Commercial Mortgage Trust
1.114% due 03/10/2046 (a)		29,001	1,883
WaMu Mortgage Pass-Through Certificates Trust
0.484% due 01/25/2045		101	94
0.494% due 01/25/2045		100	95
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		2,200	2,194
Wells Fargo Mortgage-Backed Securities Trust
2.591% due 10/25/2033		72	72

Total Mortgage-Backed Securities (Cost $41,661)			41,738

ASSET-BACKED SECURITIES 5.5%
Aames Mortgage Investment Trust
2.196% due 01/25/2035		5,000	4,179
Access Group, Inc.
1.556% due 10/27/2025		1,060	1,062
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.624% due 10/25/2035		1,400	1,273
Alba SPV SRL
1.569% due 04/20/2040	EUR	1,146	1,245
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.194% due 10/25/2034		$1,000	895
Asset-Backed Securities Corp. Home Equity Loan Trust
1.269% due 02/25/2035		1,398	1,135
Bear Stearns Asset-Backed Securities Trust
2.962% due 10/25/2036		762	742
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	640	687
Cairn CLO BV
0.413% due 10/15/2022		310	333
Carlyle High Yield Partners Ltd.
0.472% due 04/19/2022		$6,803	6,715
Cavalry CLO Ltd.
1.528% due 01/16/2024		3,600	3,588
COA Summit CLO Ltd.
1.607% due 04/20/2023		1,300	1,300
Countrywide Asset-Backed Certificates
0.354% due 11/25/2047		3,925	3,076

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.424% due 01/25/2046		$6,800	$4,666
0.454% due 09/25/2036		4,500	3,879
First Franklin Mortgage Loan Trust
0.314% due 09/25/2036		60	56
1.044% due 09/25/2034		1,671	1,489
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		14	8
GSAMP Trust
0.354% due 11/25/2035		73	12
1.974% due 06/25/2035		6,927	5,741
JPMorgan Mortgage Acquisition Trust
0.434% due 03/25/2037		487	375
LCM LP
1.513% due 04/15/2022		3,400	3,403
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		3,800	3,791
Long Beach Mortgage Loan Trust
0.604% due 11/25/2035		1,000	870
0.734% due 10/25/2034		186	179
MASTR Asset-Backed Securities Trust
0.674% due 10/25/2035 ^		5,843	4,421
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037		9,399	5,568
Morgan Stanley ABS Capital, Inc. Trust
0.334% due 04/25/2036		4,626	4,547
0.879% due 12/25/2034		5,509	5,346
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		1,700	1,696
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.224% due 10/25/2034		1,800	1,535
1.974% due 12/25/2034		1,208	1,059
Race Point CLO Ltd.
1.541% due 12/15/2022		1,389	1,388
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		13,574	7,473
Residential Asset Securities Corp. Trust
0.644% due 11/25/2035		4,493	3,321
Securitized Asset-Backed Receivables LLC Trust
0.344% due 08/25/2036		867	390
Soundview Home Loan Trust
0.354% due 02/25/2037		869	395
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035		293	280
Venture CDO Ltd.
0.477% due 07/22/2021		1,481	1,462

Total Asset-Backed Securities (Cost $89,403)			89,580

SOVEREIGN ISSUES 8.9%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,000	2,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	173,190	$50,954
0.000% due 01/01/2016		40,900	11,650
0.000% due 04/01/2016		11,700	3,231
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,700	5,168
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	1,900	1,526
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)	EUR	1,588	1,797
3.750% due 09/01/2024		27,000	35,516
4.500% due 03/01/2024		5,000	6,886
4.750% due 09/01/2044		2,000	3,432
5.000% due 09/01/2040		2,500	4,264
Mexico Government International Bond
4.750% due 06/14/2018	MXN	15,700	1,031
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	140,000	782
4.750% due 04/17/2019	EUR	1,100	786
Slovenia Government International Bond
4.125% due 02/18/2019		$700	742
4.750% due 05/10/2018		6,100	6,551
5.850% due 05/10/2023		4,300	5,106
Spain Government International Bond
5.400% due 01/31/2023	EUR	1,600	2,290

Total Sovereign Issues (Cost $151,430)			144,181

SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 2.0%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$5,500	5,497
Intesa Sanpaolo SpA
1.632% due 04/11/2016		3,400	3,411
1.650% due 04/07/2015		9,500	9,500
Itau Unibanco Holding S.A.
1.453% due 05/31/2016		1,800	1,800
Sumitomo Mitsui Banking Corp.
0.573% due 04/29/2016		12,000	12,000

			32,208

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co.
0.680% due 04/01/2015		100	100
Tesco Treasury Services PLC
1.024% due 08/18/2015		700	693

			793

REPURCHASE AGREEMENTS (e) 0.0%
			381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.9%
Federal Home Loan Bank
0.061% due 04/06/2015		$6,100	$6,100
0.069% due 05/15/2015		4,700	4,699
0.075% due 05/22/2015 - 06/10/2015		3,300	3,300

			14,099

MEXICO TREASURY BILLS 0.8%
3.042% due 05/28/2015	MXN	210,120	13,711

U.S. TREASURY BILLS 0.6%
0.033% due 04/02/2015 - 06/25/2015 (b)(f)(h)(j)		$10,058	10,058

Total Short-Term Instruments (Cost $72,843)			71,250

Total Investments in Securities (Cost $939,103)			932,134

		SHARES
INVESTMENTS IN AFFILIATES 40.9%

SHORT-TERM INSTRUMENTS 40.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 40.9%
PIMCO Short-Term Floating NAV Portfolio		1,713	17
PIMCO Short-Term Floating NAV Portfolio III		67,113,356	665,563

Total Short-Term Instruments (Cost $665,509)			665,580

Total Investments in Affiliates (Cost $665,509)			665,580

Total Investments 98.1% (Cost $1,604,612)			$1,597,714

Financial Derivative Instruments (g)(i) 5.2% (Cost or Premiums, net $(2,311))			84,392

Other Assets and Liabilities, net (3.2%)			(52,898)

Net Assets 100.0%			$1,629,208

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$381	Fannie Mae 2.200% due 10/17/2022	$(389)	$381	$381

Total Repurchase Agreements						$(389)	$381	$381

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $11,056 at a weighted average interest rate of 0.062%.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$36,400	$(36,672)	$(37,222)
Fannie Mae	3.500%	04/01/2045	11,000	(11,421)	(11,557)
Fannie Mae	3.500%	05/01/2045	43,300	(45,312)	(45,384)
Fannie Mae	4.000%	05/01/2045	191,400	(204,053)	(204,346)

Total Short Sales				$(297,458)	$(298,509)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

(f)	Securities with an aggregate market value of $664 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$381	$0	$0	$381	$(389)	$(8)

Total Borrowings and Other Financing Transactions	$381	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	800	$7	$12
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	800	7	12
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	500	4	8
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	890	8	14
Call - CBOT U.S. Treasury 05-Year Note June Futures	130.000	05/22/2015	1,000	8	8

				$34	$54

Total Purchased Options				$34	$54

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	913	$(831)	$(999)
Call - CBOT U.S. Treasury 10-Year Note June Futures	129.500	05/22/2015	422	(356)	(368)
Call - CBOT U.S. Treasury 10-Year Note June Futures	130.000	05/22/2015	395	(314)	(274)

				$(1,501)	$(1,641)

Total Written Options				$(1,501)	$(1,641)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	396	$166	$15	$0
90-Day Eurodollar December Futures	Short	12/2016	622	(595)	0	(70)
90-Day Eurodollar June Futures	Short	06/2015	433	(32)	0	(5)
90-Day Eurodollar June Futures	Short	06/2016	33	(6)	0	(3)
90-Day Eurodollar March Futures	Short	03/2016	291	(47)	0	(18)
90-Day Eurodollar September Futures	Short	09/2015	255	(29)	0	(6)
90-Day Eurodollar September Futures	Short	09/2016	5	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	157	(272)	12	(14)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	44	44	50	0
Mini MSCI EAFE Index June Futures	Long	06/2015	62	1	3	(1,783)
U.S. Treasury 05-Year Note June Futures	Short	06/2015	1,037	(1,540)	0	(211)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,214	2,235	692	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	59	46	16	0

Total Futures Contracts				$(30)	$788	$(2,111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 05-Year Index	5.000%	06/20/2020	$13,800	$1,003	$47	$15	$0
CDX.IG-23 05-Year Index	1.000%	12/20/2019	778,700	13,220	257	140	0
CDX.IG-24 05-Year Index	1.000%	06/20/2020	257,100	4,732	(66)	44	0

				$18,955	$238	$199	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	123,300	$(747)	$(386)	$0	$(53)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		606,300	(9,341)	(3,482)	0	(655)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		1,900	(79)	(63)	0	(3)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		260,000	(14,154)	(8,646)	0	(536)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		27,400	(2,579)	(152)	0	(59)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		2,400	(231)	(227)	0	(5)
Receive	3-Month USD-LIBOR	2.660%	10/22/2024		20,800	(1,446)	(1,394)	0	(43)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		5,700	(99)	(16)	0	(11)
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		6,700	(932)	(1,038)	0	(13)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	36,800	(603)	(16)	0	(132)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		6,300	(378)	(394)	0	(132)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	EUR	2,500	$(325)	$1	$1	$0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		6,100	(1,218)	(232)	0	(112)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	3,100	(83)	(62)	1	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		9,600	(496)	(402)	2	0
Pay	28-Day MXN-TIIE	5.640%	06/04/2021	MXN	8,000	2	2	1	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		93,800	8	(43)	15	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		21,700	3	3	3	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		50,000	2	30	8	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		54,800	6	6	8	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		21,500	2	2	3	0
Pay	28-Day MXN-TIIE	5.580%	11/10/2021		38,200	(9)	(9)	6	0

						$(32,697)	$(16,518)	$48	$(1,754)

Total Swap Agreements						$(13,742)	$(16,280)	$247	$(1,754)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $29,708 and cash of $15,407 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$54	$788	$247	$1,089	$(1,641)	$(2,111)	$(1,782)	$(5,534)

(4)	Unsettled variation margin liability of $(28) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	216	$		170	$0	$(1)
	04/2015		SGD	15,441			11,549	301	0

BOA	04/2015		AUD	13,097			10,181	206	0
	04/2015		BRL	37,970			11,836	0	(61)
	04/2015		DKK	22,790			3,475	195	0
	04/2015		EUR	116,757			131,517	6,033	(67)
	04/2015		GBP	139,140			209,684	3,340	(50)
	04/2015		HKD	10,406			1,342	0	0
	04/2015		ILS	12,734			3,218	18	0
	04/2015		INR	304,019			4,807	0	(72)
	04/2015		NZD	2,033			1,528	8	0
	04/2015		SGD	1,841			1,355	14	0
	04/2015	$		12,535		BRL	37,970	0	(638)
	04/2015			2,844		CAD	3,610	6	0
	04/2015			5,882		GBP	3,926	0	(58)
	04/2015			83		ILS	328	0	(1)
	04/2015			1,307		INR	81,482	1	0
	05/2015		AUD	3,350	$		2,632	86	0
	05/2015		CHF	3,974			4,091	43	(48)
	05/2015		EUR	14,645			15,895	155	(14)
	05/2015		GBP	3,051			4,525	1	0
	05/2015		JPY	643,400			5,369	2	0
	05/2015		KRW	6,543,748			5,797	0	(93)
	05/2015		MXN	4,136			274	3	0
	05/2015	$		1,723		MXN	25,846	0	(32)
	08/2015		SEK	310,165	$		37,037	949	(10)
	10/2015		BRL	36,889			11,578	652	0

BPS	04/2015			13,896			4,332	0	(22)
	04/2015		EUR	6,546			7,124	122	(36)
	04/2015		GBP	1,216			1,804	0	0
	04/2015		JPY	32,960,445			275,772	1,037	(84)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		4,349		BRL	13,896	$35	$(30)
	04/2015			13,798		JPY	1,649,502	0	(44)
	05/2015		CHF	764	$		807	20	0
	05/2015		EUR	4,808			5,216	44	0
	05/2015		JPY	2,767,202			23,203	119	0
	07/2015		DKK	22,380			3,253	23	0
	08/2015			18,500			2,798	125	0
	08/2015		SEK	14,680			1,712	4	0
	01/2016		DKK	7,985			1,242	83	0
	04/2016		BRL	11,700			3,273	0	(31)

BRC	04/2015		HKD	62,536			8,065	0	(1)
	04/2015		ILS	9,015			2,297	31	0
	04/2015		SGD	6,142			4,515	41	0
	04/2015	$		3,197		INR	200,482	24	(4)
	04/2015		ZAR	6,060	$		518	20	0
	05/2015		MXN	4,028			271	7	0
	05/2015	$		4,698		MXN	71,597	31	(44)

CBK	04/2015		AUD	116,009	$		90,083	1,724	0
	04/2015		CAD	2,015			1,611	20	0
	04/2015		EUR	41,039			44,303	176	0
	04/2015		GBP	7,088			10,851	336	0
	04/2015		HKD	118,855			15,320	0	(10)
	04/2015		ILS	6,957			1,729	0	(19)
	04/2015		JPY	858,800			7,077	0	(84)
	04/2015		SGD	6,996			5,079	14	(31)
	04/2015	$		1,319		INR	82,675	8	0
	05/2015		CHF	2,863	$		2,917	0	(34)
	05/2015		EUR	4,234			4,615	61	0
	05/2015		GBP	2,412			3,581	3	0
	05/2015		JPY	447,400			3,759	27	0
	05/2015		MXN	103,503			6,690	0	(82)
	05/2015	$		14,623		MXN	221,070	51	(210)
	08/2015		NOK	11,105	$		1,455	81	0
	08/2015		SEK	52,300			6,203	116	0

DUB	04/2015		BRL	6,893			2,149	0	(11)
	04/2015		GBP	43,276			67,125	2,930	0
	04/2015		INR	134,301			2,123	0	(32)
	04/2015		JPY	484,542			4,034	0	(6)
	04/2015	$		9,554		AUD	12,470	0	(56)
	04/2015			2,180		BRL	6,893	0	(20)
	04/2015			7,203		ILS	28,379	0	(71)
	05/2015		CHF	4,216	$		4,322	6	(29)
	05/2015		MXN	246,865			17,567	1,471	(36)
	06/2015		ILS	28,379			7,205	72	0
	07/2015		BRL	26,378			9,723	1,680	0
	08/2015		DKK	8,485			1,308	82	0
	10/2015		BRL	82,472			26,974	2,545	0
	10/2015		DKK	2,762			427	28	0
	01/2016		BRL	7,600			2,224	29	0
	01/2016		DKK	19,067			2,943	175	0

FBF	04/2015		BRL	3,594			1,155	29	0
	04/2015		JPY	423,900			3,529	0	(5)
	04/2015	$		1,120		BRL	3,594	6	0
	04/2015			402,521		JPY	48,138,550	0	(1,149)
	05/2015		CHF	9,202	$		9,320	26	(190)
	05/2015		JPY	48,138,550			402,692	1,123	0
	05/2015		KRW	1,537,194			1,391	7	0

GLM	04/2015		AUD	14,133			10,993	228	0
	04/2015		BRL	23,492			7,323	0	(38)
	04/2015		EUR	164,742			185,823	8,751	(67)
	04/2015		GBP	21,498			32,641	751	0
	04/2015		INR	239,635			3,786	0	(60)
	04/2015		JPY	5,348,664			44,423	63	(237)
	04/2015	$		110,516		AUD	139,862	0	(3,990)
	04/2015			7,353		BRL	23,492	8	0
	05/2015		AUD	143,755	$		113,283	4,005	0
	05/2015		BRL	23,492			7,292	0	(8)
	05/2015		CHF	91,307			98,770	4,726	(64)
	05/2015		EUR	5,738			6,307	134	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		GBP	4,364	$		6,516	$44	$0
	05/2015		JPY	718,000			6,003	14	0
	05/2015	$		167		MXN	2,501	0	(4)
	06/2015		ILS	8,768	$		2,202	0	(2)
	07/2015	$		21,013		BRL	57,628	0	(3,442)
	08/2015		NOK	47,640	$		6,253	356	0
	10/2015		DKK	6,853			1,060	69	0
	01/2016			5,424			842	54	0

HUS	04/2015		BRL	34,378			11,348	577	0
	04/2015		CAD	245			193	0	0
	04/2015		HKD	194,384			25,075	3	0
	04/2015		INR	400,689			6,330	0	(100)
	04/2015	$		10,716		BRL	34,378	55	0
	05/2015		MXN	4,273	$		282	2	0
	05/2015	$		21,699		MXN	334,340	177	0
	10/2015		DKK	4,499	$		698	47	0

JPM	04/2015		AUD	9,093			6,914	3	(15)
	04/2015		BRL	27,081			9,337	852	0
	04/2015		EUR	50,974			54,195	0	(615)
	04/2015		JPY	9,711,700			80,644	163	(493)
	04/2015	$		8,442		BRL	27,081	44	0
	04/2015			2,877		EUR	2,602	0	(79)
	04/2015			4,818		MXN	70,903	0	(175)
	05/2015		CHF	5,648	$		5,801	42	(62)
	05/2015		KRW	7,191,905			6,379	0	(94)
	06/2015		INR	655,291			10,337	0	(43)
	08/2015		NOK	10,940			1,329	0	(25)
	08/2015		SEK	17,185			2,077	77	0
	10/2015		DKK	308			47	3	0
	01/2016		BRL	20,800			6,732	726	0

MSB	04/2015			17,197			5,356	19	(52)
	04/2015		EUR	199,728			225,445	10,673	0
	04/2015		HKD	2,133			275	0	0
	04/2015		SGD	171			126	1	0
	04/2015	$		5,361		BRL	17,197	28	0
	05/2015		MXN	39,885	$		2,574	0	(36)
	08/2015		DKK	38,420			5,605	71	(18)
	08/2015		SAR	1,605			427	0	0
	08/2015		SEK	2,275			270	5	0
	08/2015	$		427		SAR	1,605	1	0

NGF	04/2015		EUR	2,079	$		2,219	0	(17)
	04/2015		GBP	996			1,471	0	(7)
	04/2015		INR	42,194			667	0	(10)
	05/2015		MXN	39,875			2,574	0	(35)
	10/2015		BRL	53,828			17,663	1,719	0

RBC	04/2015	$		142,608		GBP	96,057	0	(117)
	05/2015		GBP	96,057	$		142,579	120	0

SCX	04/2015		CNY	8,513			1,377	0	(8)
	04/2015	$		18,270		INR	1,146,438	127	0
	05/2015			7,946		MXN	116,573	0	(319)

SOG	05/2015		KRW	3,998,735	$		3,581	14	(32)
	08/2015		SEK	12,270			1,480	52	0

UAG	04/2015		AUD	2,683			2,117	73	0
	04/2015		GBP	8,581			12,632	27	(124)
	04/2015		INR	658,025			10,495	0	(65)
	04/2015	$		294,590		EUR	268,126	0	(6,287)
	04/2015			4,303		INR	267,786	0	(6)
	05/2015		CHF	20,427	$		21,482	466	(39)
	05/2015		EUR	268,126			294,720	6,289	0
	05/2015		GBP	1,965			2,928	14	0
	06/2015	$		10,352		INR	658,025	71	0
	08/2015		DKK	75,490	$		11,509	600	0
	01/2016		BRL	12,500			4,045	435	0
	01/2016		DKK	10,220			1,499	15	0

Total Forward Foreign Currency Contracts								$69,399	$(20,301)

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 05-Year Index	Buy	1.600%	04/15/2015	$	250,000	$25	$0

FBF	Put - OTC CDX.IG-23 05-Year Index	Buy	1.700%	06/17/2015		350,000	35	11

							$60	$11

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	32,100	$52	$52

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$	283	6	3
	Call - OTC USD versus CNH		7.500	02/02/2016		283	2	1

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		3,800	8	3

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		6,136	166	99
	Call - OTC USD versus CNH		7.400	02/02/2016		6,136	37	15

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		1,200	4	1

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		5,853	123	71
	Call - OTC USD versus CNH		7.500	02/02/2016		5,853	32	13

							$430	$258

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	3,100	$6	$6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		59,300	134	202
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		34,600	71	124

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		3,000	230	143
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		3,600	312	160
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		5,100	372	220

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		116,400	336	397

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		169,600	356	342
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		175,100	368	370
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		88,800	235	295
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		106,500	251	289
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		14,500	1,033	607

								$3,704	$3,155

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put -OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$23,900	$57	$45

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 4.000% due 04/01/2045	$111.719	04/07/2015	$41,000	$2	$0

FBF	Call - OTC Fannie Mae 4.000% due 04/01/2045	115.000	04/07/2015	87,000	4	0

					$6	$0

Total Purchased Options					$4,257	$3,469

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	241	$(2)	$(6)
	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015		3,389	(49)	(172)
	Call - OTC EUR versus JPY		142.900	04/14/2015		3,389	(33)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		24,171	(143)	(258)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	720	(15)	(20)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	13,402	(93)	(84)
	Call - OTC EUR versus USD		1.110	05/22/2015		13,402	(93)	(91)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	565	(6)	(2)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	10,100	(64)	(151)
	Put - OTC AUD versus USD		0.763	06/01/2015		10,100	(74)	(175)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	4,178	(93)	(118)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	4,822	(38)	(119)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	4,898	(157)	(193)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		12,272	(130)	(63)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	9,800	(66)	(158)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	11,707	(107)	(50)

							$(1,163)	$(1,660)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 01-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	3,100	$(6)	$(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		7,100	(77)	(171)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		12,200	(148)	(381)

DUB	Put - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		12,600	(230)	(135)
	Put - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		15,100	(312)	(153)
	Put - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		21,400	(372)	(212)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		24,000	(339)	(749)

MYC	Put - OTC 01-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		169,600	(356)	(343)
	Put - OTC 01-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		175,100	(368)	(375)
	Call - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		54,500	(399)	(400)
	Put - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		54,500	(374)	(300)
	Put - OTC 05-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		61,100	(1,047)	(578)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		19,300	(235)	(358)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		23,100	(260)	(267)

								$(4,523)	$(4,428)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$	47,800	$(57)	$(37)

Total Written Options							$(5,743)	$(6,125)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	258	$48,600	AUD	0	EUR	41,700	GBP	0	JPY	0	$(1,123)
Sales	2,883	1,510,339		101,360		285,918		18,580		10,152	(15,020)
Closing Buys	(413)	(296,557)		0		(41,470)		0		(10,152)	5,217
Expirations	(671)	(429,985)		(48,080)		(197,416)		(11,380)		0	2,602
Exercised	(327)	(97,557)		(23,280)		(25,916)		(7,200)		0	1,080

Balance at End of Period	1,730	$734,840	AUD	30,000	EUR	62,816	GBP	0	JPY	0	$(7,244)

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$	100	$0	$(1)	$0	$(1)

FBF	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015		200	0	(4)	0	(4)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015		100	0	(2)	0	(2)

							$0	$(7)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Goodrich Corp.	(0.510%	)	09/20/2016	0.028%	$ 2,100	$0	$(16)	$0	$(16)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.094%	2,300	0	(4)	0	(4)

							$0	$(20)	$0	$(20)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	China Government International Bond	1.000%	12/20/2019	0.827%	$ 12,900	$97	$9	$106	$0
	Dell, Inc.	1.000%	09/20/2019	1.539%	400	(18)	9	0	(9)

CBK	China Government International Bond	1.000%	12/20/2019	0.827%	2,700	20	2	22	0
	Dell, Inc.	1.000%	09/20/2019	1.539%	7,200	(372)	209	0	(163)
	Sprint Communications, Inc.	5.000%	09/20/2019	3.589%	4,000	390	(157)	233	0

DUB	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%	6,300	(138)	136	0	(2)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	1,600	(101)	57	0	(44)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR 2,300	(99)	(328)	0	(427)
	Novo Banco S.A.	5.000%	12/20/2015	2.991%	3,800	0	66	66	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	$ 4,000	33	0	33	0
	Volvo Treasury AB	1.000%	03/20/2021	0.887%	EUR 1,200	(65)	74	9	0

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	1,900	21	(17)	4	0

						$(232)	$60	$473	$(645)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 05-Year Index 25-35%	5.000%	12/20/2019	$400	$54	$6	$60	$0

CBK	CDX.HY-23 05-Year Index 25-35%	5.000%	12/20/2019	400	53	7	60	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,385	(5)	4	0	(1)

GST	CDX.HY-23 05-Year Index 25-35%	5.000%	12/20/2019	4,800	665	55	720	0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	2,771	(10)	8	0	(2)

MYC	CDX.IG-5 10-Year Index 10-15%	0.463%	12/20/2015	5,600	0	14	14	0

					$757	$94	$854	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	29,400	$49	$(158)	$0	$(109)
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		57,100	192	(1,133)	0	(941)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	6,900	(7)	64	57	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	320	0	52	52	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		30	0	0	0	0

BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,900	(51)	(128)	0	(179)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		22,000	(59)	(136)	0	(195)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	10,300	(2)	93	91	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	160	1	25	26	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	3,000	0	22	22	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		10,100	(3)	(9)	0	(12)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	80	0	1	1	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	44,500	71	(236)	0	(165)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		13,900	12	(135)	0	(123)

FBF	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045	GBP	30	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	74,000	119	(393)	0	(274)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	3	5	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		190	0	31	31	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		80	0	7	7	0

GLM	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	28,300	1	(151)	0	(150)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		49,200	(135)	(301)	0	(436)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	23,300	(50)	203	153	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		14,400	(1)	160	159	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		58,800	(3)	(71)	0	(74)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	2,240	0	23	23	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	28,600	10	(162)	0	(152)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	200	1	28	29	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	29,100	4	(158)	0	(154)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	700	0	7	7	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	140	0	23	23	0

UAG	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	11,400	(25)	(76)	0	(101)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	9,200	(9)	70	61	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	60	0	1	1	0

							$117	$(2,435)	$748	$(3,066)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	MSCI EAFE Index	5,981	3-Month USD-LIBOR plus a specified spread	01/15/2016	$	29,198		$1,328	$1,328	$0

CBK	Receive	MSCI EAFE Index	12,460	3-Month USD-LIBOR less a specified spread	05/29/2015		64,420		(792)	0	(792)

DUB	Receive	MSCI EAFE Index	34,034	3-Month USD-LIBOR less a specified spread	11/20/2015		166,519		7,211	7,211	0
	Receive	MSCI EAFE Index	50,760	3-Month USD-LIBOR plus a specified spread	12/16/2015		244,901		14,153	14,153	0
	Receive	MSCI EAFE Index	71,184	3-Month USD-LIBOR plus a specified spread	01/15/2016		353,579		9,730	9,730	0
	Receive	MSCI EAFE Index	24,136	3-Month USD-LIBOR plus a specified spread	01/22/2016		116,018		7,155	7,155	0

FBF	Receive	MSCI EAFE Index	32,933	3-Month USD-LIBOR less a specified spread	06/05/2015		166,970		1,211	1,211	0
	Receive	MSCI EAFE Index	24,870	3-Month USD-LIBOR less a specified spread	06/19/2015		126,836		164	164	0
	Receive	MSCI EAFE Index	25,847	3-Month USD-LIBOR plus a specified spread	02/12/2016		128,190		3,750	3,750	0

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	MSCI EAFE Index	3,216	3-Month USD-LIBOR less a specified spread	11/16/2015	$	16,267		$151	$151	$0

									$44,061	$44,853	$(792)

Total Swap Agreements								$642	$41,753	$46,928	$(4,533)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $994 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$301	$0	$0	$301	$(1)	$0	$0	$(1)	$300	$(310)	$(10)
BOA	11,712	384	1,497	13,593	(1,144)	(1,014)	(1,050)	(3,208)	10,385	(9,930)	455
BPS	1,612	0	223	1,835	(247)	(175)	(383)	(805)	1,030	(988)	42
BRC	154	4	0	158	(49)	(2)	0	(51)	107	0	107
CBK	2,617	0	338	2,955	(470)	0	(967)	(1,437)	1,518	(1,666)	(148)
DUB	9,018	523	38,249	47,790	(261)	(500)	(306)	(1,067)	46,723	(57,940)	(11,217)
FBF	1,191	11	5,168	6,370	(1,344)	(444)	(281)	(2,069)	4,301	(9,080)	(4,779)
GLM	19,203	445	335	19,983	(7,912)	(786)	(662)	(9,360)	10,623	(8,520)	2,103
GST	0	0	937	937	0	0	(473)	(473)	464	(420)	44
HUS	861	0	0	861	(100)	(119)	(152)	(371)	490	(830)	(340)
JPM	1,910	114	71	2,095	(1,601)	(256)	(4)	(1,861)	234	1	235
MSB	10,798	1	0	10,799	(106)	(158)	0	(264)	10,535	(9,040)	1,495
MYC	0	1,903	48	1,951	0	(2,621)	(154)	(2,775)	(824)	597	(227)
NGF	1,719	0	0	1,719	(69)	0	0	(69)	1,650	(2,144)	(494)
RBC	120	0	0	120	(117)	0	0	(117)	3	0	3
RYL	0	0	0	0	0	0	0	0	0	(35)	(35)
SCX	127	0	0	127	(327)	0	0	(327)	(200)	222	22
SOG	66	0	0	66	(32)	0	0	(32)	34	0	34
UAG	7,990	84	62	8,136	(6,521)	(50)	(101)	(6,672)	1,464	(1,330)	134

Total Over the Counter	$69,399	$3,469	$46,928	$119,796	$(20,301)	$(6,125)	$(4,533)	$(30,959)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$54	$54
Futures	0	0	3	0	785	788
Swap Agreements	0	199	0	0	48	247

	$0	$199	$3	$0	$887	$1,089

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,399	$0	$69,399
Purchased Options	0	11	0	258	3,200	3,469
Swap Agreements	0	1,327	44,853	0	748	46,928

	$0	$1,338	$44,853	$69,657	$3,948	$119,796

	$0	$1,537	$44,856	$69,657	$4,835	$120,885

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,641	$1,641
Futures	0	0	1,783	0	328	2,111
Swap Agreements	0	0	0	0	1,782	1,782

	$0	$0	$1,783	$0	$3,751	$5,534

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,301	$0	$20,301
Written Options	0	0	0	1,660	4,465	6,125
Swap Agreements	0	668	792	7	3,066	4,533

	$0	$668	$792	$21,968	$7,531	$30,959

	$0	$668	$2,575	$21,968	$11,282	$36,493

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(107)	$(107)
Written Options	0	0	0	0	432	432
Futures	0	0	(4,460)	0	4,597	137
Swap Agreements	0	2,412	0	0	(14,744)	(12,332)

	$0	$2,412	$(4,460)	$0	$(9,822)	$(11,870)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$128,420	$0	$128,420
Purchased Options	0	(12)	0	(7)	2,209	2,190
Written Options	0	474	106	465	(1,397)	(352)
Swap Agreements	0	132	(18,306)	0	1,582	(16,592)

	$0	$594	$(18,200)	$128,878	$2,394	$113,666

	$0	$3,006	$(22,660)	$128,878	$(7,428)	$101,796

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Written Options	0	0	0	0	(145)	(145)
Futures	0	0	1	0	(329)	(328)
Swap Agreements	0	198	0	0	(15,464)	(15,266)

	$0	$198	$1	$0	$(15,918)	$(15,719)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,970	$0	$51,970
Purchased Options	0	(49)	0	(172)	(200)	(421)
Written Options	0	(53)	0	(689)	98	(644)
Swap Agreements	0	352	29,037	(7)	(1,362)	28,020

	$0	$250	$29,037	$51,102	$(1,464)	$78,925

	$0	$448	$29,038	$51,102	$(17,382)	$63,206

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,589	$0	$1,589
Corporate Bonds & Notes
Banking & Finance	0	160,675	0	160,675
Industrials	0	62,169	0	62,169
Utilities	0	40,011	0	40,011
Municipal Bonds & Notes
California	0	1,824	0	1,824
Texas	0	5	0	5
U.S. Government Agencies	0	115,427	0	115,427
U.S. Treasury Obligations	0	203,685	0	203,685
Mortgage-Backed Securities	0	41,738	0	41,738
Asset-Backed Securities	0	89,580	0	89,580
Sovereign Issues	0	144,181	0	144,181
Short-Term Instruments
Certificates of Deposit	0	32,208	0	32,208
Commercial Paper	0	793	0	793
Repurchase Agreements	0	381	0	381
Short-Term Notes	0	14,099	0	14,099
Mexico Treasury Bills	0	13,711	0	13,711
U.S. Treasury Bills	0	10,058	0	10,058
	$0	$932,134	$0	$932,134

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$665,580	$0	$0	$665,580

Total Investments	$665,580	$932,134	$0	$1,597,714

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(298,509)	$0	$(298,509)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	787	302	0	1,089
Over the counter	0	119,796	0	119,796
	$787	$120,098	$0	$120,885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,111)	(3,395)	0	(5,506)
Over the counter	0	(30,959)	0	(30,959)
	$(2,111)	$(34,354)	$0	$(36,465)

Totals	$664,256	$719,369	$0	$1,383,625

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.8%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
3.428% due 12/31/2018		$995	$996
HCA, Inc.
2.928% due 03/31/2017		3,077	3,082

Total Bank Loan Obligations (Cost $4,061)			4,078

CORPORATE BONDS & NOTES 26.9%

BANKING & FINANCE 17.1%
Ally Financial, Inc.
3.125% due 01/15/2016		700	703
3.500% due 07/18/2016		1,500	1,522
4.625% due 06/26/2015		8,100	8,151
5.500% due 02/15/2017		600	625
6.250% due 12/01/2017		900	961
American Honda Finance Corp.
0.754% due 10/07/2016		3,100	3,115
Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,908
Banco do Brasil S.A.
3.875% due 10/10/2022		700	648
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,000	1,015
Banco Santander Chile
1.857% due 01/19/2016		1,000	1,007
Bank of America Corp.
0.588% due 08/15/2016		400	397
1.500% due 10/09/2015		700	703
5.650% due 05/01/2018		100	111
6.100% due 03/17/2025 (d)		5,300	5,389
6.400% due 08/28/2017		200	222
6.500% due 08/01/2016		12,425	13,263
6.875% due 04/25/2018		3,700	4,235
Bank of Montreal
2.850% due 06/09/2015		200	201
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.675% due 03/10/2017		7,100	7,098
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	11,197
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	206
6.500% due 03/10/2021		200	222
6.750% due 09/30/2022		3,900	4,419
7.250% due 04/22/2020		400	444
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,600	1,770
BRFkredit A/S
2.000% due 04/01/2015	DKK	600	86
Caixa Economica Federal
4.250% due 05/13/2019		$200	193
CIT Group, Inc.
4.250% due 08/15/2017		1,400	1,424
5.000% due 05/15/2017		400	412
5.500% due 02/15/2019		1,700	1,772
Citigroup, Inc.
0.534% due 06/09/2016		4,600	4,573
0.937% due 11/15/2016		7,000	7,016
1.216% due 07/25/2016		8,600	8,648
1.300% due 04/01/2016		1,000	1,004
4.875% due 05/07/2015		1,000	1,004
Denali Borrower LLC
5.625% due 10/15/2020		2,000	2,119
Deutsche Bank AG
0.731% due 05/30/2017		1,700	1,702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
E*TRADE Financial Corp.
5.375% due 11/15/2022		$5,800	$6,133
Eksportfinans ASA
2.000% due 09/15/2015		700	702
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		2,900	2,914
2.500% due 01/15/2016		2,700	2,732
2.750% due 05/15/2015		6,850	6,865
5.625% due 09/15/2015		5,069	5,176
7.000% due 04/15/2015		400	401
8.000% due 12/15/2016		200	222
General Motors Financial Co., Inc.
2.750% due 05/15/2016		700	709
4.750% due 08/15/2017		10,270	10,859
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		1,700	1,701
International Lease Finance Corp.
4.875% due 04/01/2015		1,900	1,900
5.750% due 05/15/2016		700	729
6.750% due 09/01/2016		3,475	3,701
8.625% due 09/15/2015		2,600	2,678
Intesa Sanpaolo SpA
3.125% due 01/15/2016		5,400	5,475
JPMorgan Chase & Co.
0.881% due 02/26/2016		7,000	7,020
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		3,600	3,989
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,600	3,069
Morgan Stanley
3.800% due 04/29/2016		1,300	1,338
MUFG Union Bank N.A.
0.655% due 05/05/2017		4,000	3,994
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	200	187
Navient Corp.
5.000% due 04/15/2015		$700	701
6.250% due 01/25/2016		1,744	1,798
New York Life Global Funding
0.607% due 05/23/2016		3,425	3,436
Novo Banco S.A.
2.625% due 05/08/2017	EUR	2,800	2,928
NRAM PLC
5.625% due 06/22/2017		$1,100	1,206
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	33,800	4,925
2.000% due 01/01/2016		4,000	586
2.000% due 04/01/2016		8,600	1,265
Prudential Covered Trust
2.997% due 09/30/2015		$9,100	9,191
Rabobank Group
0.542% due 11/23/2016		6,600	6,602
6.875% due 03/19/2020	EUR	600	791
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	36,800	5,386
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$100	118
Royal Bank of Scotland PLC
13.125% due 03/19/2022	AUD	1,100	977
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$16,000	16,048
Springleaf Finance Corp.
5.750% due 09/15/2016		200	208
6.900% due 12/15/2017		1,900	2,028
State Bank of India
4.500% due 07/27/2015		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stone Street Trust
5.902% due 12/15/2015		$200	$206
Tri-Command Military Housing LLC
5.383% due 02/15/2048		1,312	1,259
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		200	200
UBS AG
5.125% due 05/15/2024		3,700	3,855
Wells Fargo & Co.
1.250% due 07/20/2016		2,900	2,917
3.500% due 03/08/2022		38	40

			238,751

INDUSTRIALS 7.0%
AbbVie, Inc.
1.015% due 11/06/2015		5,400	5,417
Actavis Funding SCS
1.523% due 03/12/2020		1,100	1,116
3.800% due 03/15/2025		1,100	1,137
Braskem Finance Ltd.
5.750% due 04/15/2021		2,500	2,362
Cisco Systems, Inc.
0.312% due 09/03/2015		12,700	12,703
Cox Communications, Inc.
5.500% due 10/01/2015		1,176	1,204
Daimler Finance North America LLC
0.935% due 08/01/2016		3,600	3,622
Deutsche Telekom International Finance BV
3.125% due 04/11/2016		3,000	3,065
DISH DBS Corp.
7.125% due 02/01/2016		2,300	2,395
7.750% due 05/31/2015		6,400	6,452
DP World Sukuk Ltd.
6.250% due 07/02/2017		1,100	1,189
Enbridge, Inc.
0.924% due 10/01/2016		2,500	2,491
GTL Trade Finance, Inc.
7.250% due 10/20/2017		700	745
HCA, Inc.
6.500% due 02/15/2016		850	883
Johnson & Johnson
0.332% due 11/28/2016		10,400	10,416
Kroger Co.
0.787% due 10/17/2016		3,400	3,408
MGM Resorts International
6.625% due 07/15/2015		3,450	3,489
7.500% due 06/01/2016		2,400	2,528
7.625% due 01/15/2017		400	430
PepsiCo, Inc.
0.455% due 07/30/2015		10,000	10,005
President and Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,638
Reynolds American, Inc.
1.050% due 10/30/2015		1,100	1,101
Rockies Express Pipeline LLC
3.900% due 04/15/2015		500	500
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	598
Thomson Reuters Corp.
1.300% due 02/23/2017		9,800	9,814
Total Capital Canada Ltd.
0.633% due 01/15/2016		1,000	1,003
UAL Pass-Through Trust
10.400% due 05/01/2018		32	35
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	5,310	6,223

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Holdings, Inc.
3.550% due 04/01/2025		$1,600	$1,634

			97,603

UTILITIES 2.8%
AT&T, Inc.
0.693% due 03/30/2017		4,500	4,494
Petrobras Global Finance BV
2.000% due 05/20/2016		7,300	7,001
2.393% due 01/15/2019		400	348
2.631% due 03/17/2017		100	92
3.151% due 03/17/2020		1,100	952
3.750% due 01/14/2021	EUR	600	571
6.250% due 12/14/2026	GBP	300	386
Shell International Finance BV
0.467% due 11/15/2016		$2,500	2,506
Sprint Communications, Inc.
6.000% due 12/01/2016		500	523
Verizon Communications, Inc.
1.801% due 09/15/2016		6,400	6,505
2.021% due 09/14/2018		10,100	10,543
2.500% due 09/15/2016		2,057	2,101
3.650% due 09/14/2018		2,400	2,553
6.100% due 04/15/2018		33	37

			38,612

Total Corporate Bonds & Notes (Cost $375,728)			374,966

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		100	149
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025		3,500	4,235
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		400	559
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031		400	456

			5,399

COLORADO 0.3%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026		4,300	5,106

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	146

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041		1,000	1,465

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036		100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	$1,000	$1,244

		1,359

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	89

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	791

Total Municipal Bonds & Notes (Cost $11,646)		14,355

U.S. GOVERNMENT AGENCIES 7.3%
Fannie Mae
0.524% due 07/25/2037	103	103
0.554% due 07/25/2037	113	113
0.574% due 09/25/2035	235	237
2.310% due 08/01/2022	100	101
3.500% due 04/01/2045	13,800	14,499
4.000% due 07/01/2018 - 04/01/2045	20,066	21,432
4.500% due 04/01/2025 - 10/01/2041	4,983	5,469
4.501% due 07/01/2019	925	1,024
5.000% due 02/01/2033 - 11/01/2042	5,322	5,937
5.500% due 09/01/2023 - 04/01/2040	2,805	3,161
6.000% due 05/01/2019 - 05/01/2041	3,909	4,458
7.500% due 04/01/2024 - 11/01/2037	346	420
Freddie Mac
0.214% due 12/25/2036	15	15
0.885% due 10/15/2037	83	84
4.500% due 05/01/2045	6,000	6,529
5.000% due 08/01/2026 - 04/01/2045	3,722	4,125
5.500% due 05/01/2023 - 05/01/2040	1,188	1,333
6.000% due 04/01/2040 - 04/01/2045	1,014	1,154
Ginnie Mae
3.500% due 04/01/2045	22,900	24,126
5.000% due 05/15/2038 - 04/15/2039	3,565	3,985
6.000% due 12/15/2038	210	239
Small Business Administration
5.290% due 12/01/2027	76	85
5.720% due 01/01/2029	1,251	1,425
6.020% due 08/01/2028	1,232	1,417

Total U.S. Government Agencies (Cost $99,820)		101,471

U.S. TREASURY OBLIGATIONS 23.4%
U.S. Treasury Bonds
3.125% due 08/15/2044	10,800	12,110
4.250% due 05/15/2039	6,500	8,591
4.500% due 08/15/2039	7,700	10,546
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (h)	8,778	8,865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2022 (h)		$44,317	$44,850
0.125% due 01/15/2023 (h)		7,291	7,332
0.125% due 07/15/2024		20,672	20,711
0.250% due 01/15/2025		47,468	47,905
0.375% due 07/15/2023 (h)		17,577	18,051
1.750% due 01/15/2028 (h)		4,463	5,234
2.375% due 01/15/2025 (h)		13,020	15,810
2.375% due 01/15/2027 (h)		2,434	3,008
2.500% due 01/15/2029 (h)		8,383	10,735
3.625% due 04/15/2028 (h)		145	204
U.S. Treasury Notes
2.125% due 09/30/2021 (j)		77,700	79,928
2.375% due 08/15/2024 (h)(j)		31,200	32,433

Total U.S. Treasury Obligations (Cost $320,783)			326,313

MORTGAGE-BACKED SECURITIES 4.2%
Adjustable Rate Mortgage Trust
4.808% due 11/25/2037 ^		9,786	7,366
Banc of America Commercial Mortgage Trust
5.597% due 04/10/2049		72	72
BCAP LLC Trust
8.310% due 03/26/2037		8,265	6,752
Bear Stearns ALT-A Trust
4.847% due 11/25/2035 ^		10,394	7,849
ChaseFlex Trust
0.474% due 07/25/2037		598	517
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037		9	6
2.510% due 03/25/2036 ^		831	790
5.201% due 08/25/2035		296	290
Countrywide Alternative Loan Trust
0.334% due 02/25/2047		39	34
0.374% due 06/25/2037		132	109
1.128% due 02/25/2036		13	12
Countrywide Home Loan Mortgage Pass-Through Trust
2.408% due 11/25/2034		14	13
2.467% due 02/20/2035		16	16
5.500% due 11/25/2035 ^		102	99
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,379	4,590
DBRR Trust
0.853% due 02/25/2045		388	387
Deutsche ALT-A Securities, Inc.
0.354% due 06/25/2037 ^		976	816
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	1,985	2,898
Granite Master Issuer PLC
0.745% due 12/20/2054		1,266	1,872
0.825% due 12/20/2054		570	843
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	7	8
0.886% due 03/20/2044	GBP	239	354
0.886% due 06/20/2044		206	304
0.943% due 01/20/2044		11	17
0.946% due 09/20/2044		50	75
Greenwich Capital Commercial Funding Corp.
5.785% due 07/10/2038		$1,095	1,138
GSR Mortgage Loan Trust
4.968% due 11/25/2035		17	16
HarborView Mortgage Loan Trust
0.348% due 12/19/2036 ^		1,155	872
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,435	1,498
5.439% due 01/15/2049		4,731	5,069
JPMorgan Mortgage Trust
2.538% due 02/25/2035		6	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.540% due 08/25/2034		$194	$195
5.162% due 07/25/2035		105	104
5.750% due 01/25/2036 ^		33	30
LB Commercial Mortgage Trust
5.855% due 07/15/2044		4,569	4,976
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		1,429	1,476
Leek Finance PLC
0.844% due 12/21/2037	GBP	550	859
Merrill Lynch Mortgage Investors Trust
5.025% due 09/25/2035 ^		$292	268
Morgan Stanley Capital Trust
5.610% due 04/15/2049		63	63
Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2036		1,204	928
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	383	411
Structured Adjustable Rate Mortgage Loan Trust
2.425% due 04/25/2035		$424	413
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		249	240
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		681	714
WaMu Mortgage Pass-Through Certificates Trust
0.858% due 01/25/2047		40	37
2.186% due 10/25/2046		70	64
2.192% due 09/25/2046		76	70
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036		642	619
2.625% due 07/25/2036 ^		1,558	1,523
5.538% due 12/25/2036		582	566

Total Mortgage-Backed Securities (Cost $58,634)			58,244

ASSET-BACKED SECURITIES 6.4%
Ally Auto Receivables Trust
0.200% due 10/15/2015		884	884
Asset-Backed Securities Corp. Home Equity Loan Trust
0.724% due 09/25/2034		2	2
0.814% due 07/25/2035		300	274
Bacchus Ltd.
0.497% due 01/20/2019		219	219
Bear Stearns Asset-Backed Securities Trust
0.284% due 02/25/2037		3,364	3,186
0.334% due 08/25/2036		1,347	1,165
0.374% due 12/25/2036		490	460
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		34	29
Cornerstone CLO Ltd.
0.473% due 07/15/2021		1,986	1,971
Countrywide Asset-Backed Certificates
0.454% due 09/25/2036		2,100	1,810
5.530% due 04/25/2047 ^		3,971	3,957
Credit-Based Asset Servicing and Securitization LLC
0.294% due 07/25/2037		12	8
Duane Street CLO Ltd.
0.502% due 01/11/2021		1,005	1,000
Fieldstone Mortgage Investment Trust
0.906% due 12/25/2035		10,750	8,396
First Franklin Mortgage Loan Trust
0.704% due 09/25/2035		4,000	3,775
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	1,316	1,416
GSAMP Trust
1.494% due 12/25/2034		$2,020	1,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	1,007	$1,073
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		$4	4
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		6,600	6,585
MASTR Specialized Loan Trust
0.434% due 06/25/2046		5,489	4,855
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037		10,742	6,363
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 07/25/2036		7	4
0.334% due 09/25/2036		3,859	2,318
Residential Asset Securities Corp. Trust
0.424% due 04/25/2037		18,700	17,020
SG Mortgage Securities Trust
0.354% due 02/25/2036		6,557	4,325
SLM Private Education Loan Trust
0.775% due 07/15/2022		4,966	4,972
3.425% due 05/16/2044		280	297
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	685	727
Soundview Home Loan Trust
0.234% due 11/25/2036		$10	4
South Texas Higher Education Authority, Inc.
0.774% due 10/01/2020		506	505
SpringCastle America Funding LLC
2.700% due 05/25/2023		5,626	5,647
Venture CDO Ltd.
0.477% due 07/22/2021		370	366
Voya CLO Ltd.
1.570% due 10/15/2022 (a)		3,600	3,600

Total Asset-Backed Securities (Cost $87,304)			88,676

SOVEREIGN ISSUES 13.7%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	300	328
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	32,700	9,315
0.000% due 04/01/2016		42,800	11,818
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,175
Hydro-Quebec
0.463% due 09/29/2049 (d)		3,600	2,690
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	26,300	28,859
2.250% due 05/15/2016		3,300	3,636
2.750% due 12/01/2015		1,000	1,095
3.750% due 08/01/2015		1,600	1,742
3.750% due 04/15/2016		2,700	3,015
3.750% due 08/01/2016		3,000	3,384
3.750% due 09/01/2024		25,400	33,411
4.500% due 07/15/2015		5,200	5,667
4.500% due 03/01/2024		2,800	3,856
4.750% due 05/01/2017		23,600	27,804
5.250% due 08/01/2017		7,900	9,490
Korea Development Bank
3.250% due 09/20/2016		$600	618
3.500% due 08/22/2017		200	209
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	307
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	2,649	191
4.750% due 06/14/2018		28,100	1,845
5.000% due 06/16/2016 (c)		5,033	347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
0.950% due 05/26/2015		$600	$601
1.100% due 10/25/2017		200	201
1.650% due 09/27/2019		300	302
Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,704
Republic of Greece Government Bond
3.000% due 02/24/2036	EUR	1,100	573
3.800% due 08/08/2017	JPY	480,000	2,665
4.750% due 04/17/2019	EUR	2,800	2,001
Slovenia Government International Bond
5.250% due 02/18/2024		$1,700	1,960
Spain Government International Bond
3.150% due 01/31/2016	EUR	2,400	2,650
3.300% due 07/30/2016		10,100	11,339
3.750% due 10/31/2015		6,400	7,036
4.250% due 10/31/2016		7,400	8,491

Total Sovereign Issues (Cost $221,493)			191,325

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% (d)		4,400	5,369

Total Convertible Preferred Securities (Cost $5,487)			5,369

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.2%

CERTIFICATES OF DEPOSIT 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$8,000	7,995
Credit Suisse
0.674% due 12/07/2015		5,100	5,103
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,900	12,899

			25,997

REPURCHASE AGREEMENTS (e) 0.0%
			607

U.S. TREASURY BILLS 0.3%
0.020% due 04/23/2015 - 06/25/2015 (b)(f)(h)(j)		4,341	4,341

Total Short-Term Instruments (Cost $30,946)			30,945

Total Investments in Securities (Cost $1,215,902)			1,195,742

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.5%

SHORT-TERM INSTRUMENTS 17.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.5%
PIMCO Short-Term Floating NAV Portfolio III	24,687,272	$244,824

Total Short-Term Instruments (Cost $244,784)		244,824

Total Investments in Affiliates (Cost $244,784)		244,824

MARKET VALUE (000S)
Total Investments 103.3% (Cost $1,460,686)	$1,440,566

Financial Derivative Instruments (g)(i) 8.0% (Cost or Premiums, net $(2,675))	111,578

Other Assets and Liabilities, net (11.3%)	(157,537)

Net Assets 100.0%	$1,394,607

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$607	Fannie Mae 2.200% due 10/17/2022	$(624)	$607	$607

Total Repurchase Agreements						$(624)	$607	$607

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $2,305 at a weighted average interest rate of (0.096%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$	48,100	$(48,411)	$(49,187)
Fannie Mae	3.500%	04/01/2045		18,800	(19,624)	(19,752)
Fannie Mae	3.500%	05/01/2045		59,100	(61,847)	(61,944)
Fannie Mae	4.000%	04/01/2045		1,810	(19,292)	(19,355)
Fannie Mae	4.000%	05/01/2045		107,700	(114,848)	(114,984)

					$(264,022)	$(265,222)

Total Short Sales					$(264,022)	$(265,222)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $1,346 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$607	$0	$0	$607	$(624)	$(17)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	300	$3	$5
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	817	7	13
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	28	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	106.000	05/22/2015	200	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/22/2015	64	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	1,312	11	20
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.500	05/22/2015	363	3	3
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	400	3	3

				$30	$48

Total Purchased Options				$30	$48

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	479	$(411)	$(524)

Total Written Options				$(411)	$(524)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	840	$351	$31	$0
90-Day Eurodollar December Futures	Short	12/2016	1,055	(1,009)	0	(119)
90-Day Eurodollar June Futures	Short	06/2015	456	(37)	0	(6)
90-Day Eurodollar June Futures	Short	06/2016	32	(5)	0	(3)
90-Day Eurodollar March Futures	Short	03/2016	276	(44)	0	(18)
90-Day Eurodollar September Futures	Short	09/2015	243	(28)	0	(6)
90-Day Eurodollar September Futures	Short	09/2016	4	(1)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	159	(275)	12	(14)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	289	327	326	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	1	2	0	0
Russell 2000 Mini Index June Futures	Long	06/2015	3,477	8,684	0	(939)
U.S. Treasury 5-Year Note June Futures	Long	06/2015	427	633	87	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,301	2,324	731	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	41	32	12	0

Total Futures Contracts				$10,954	$1,199	$(1,105)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$	51,156	$4,271	$1,155	$59	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020		13,800	1,003	54	15	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019		356,400	6,051	575	64	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	111,100	2,807	250	0	0

					$14,132	$2,034	$138	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	195,900	$(1,187)	$(613)	$0	$(85)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		783,400	(12,070)	(5,573)	0	(846)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		114,000	(4,735)	(2,401)	0	(193)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		384,100	(20,910)	(12,355)	0	(793)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		26,300	(458)	(77)	0	(53)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		16,900	(4,230)	(5,299)	0	(20)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	62,600	(1,026)	(400)	0	(224)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		6,300	(378)	(394)	0	(132)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		2,400	(313)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,600	(519)	(189)	0	(58)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	5,800	(156)	(116)	2	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		16,300	(842)	(683)	3	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,100	2	(1)	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		77,200	69	(10)	3	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		15,000	26	(7)	0	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		257,800	9	(224)	39	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		29,800	3	3	4	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		6,000	5	(7)	1	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023		700	0	(1)	0	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		600	0	(1)	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		41,600	113	94	9	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		29,900	65	88	7	0

						$(46,532)	$(28,165)	$69	$(2,404)

Total Swap Agreements						$(32,400)	$(26,131)	$207	$(2,404)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $47,675 and cash of $15,633 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$48	$1,199	$207	$1,454		$(524)	$(1,105)	$(2,404)	$(4,033)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	229	$		180	$0	$(1)

BOA	04/2015		BRL	3,663			1,142	0	(6)
	04/2015		EUR	155,616			175,700	8,363	0
	04/2015		GBP	206			304	0	(1)
	04/2015	$		1,178		BRL	3,663	0	(30)
	04/2015			3,398		CAD	4,313	8	0
	04/2015			4,533		GBP	3,026	0	(45)
	05/2015		CAD	12,727	$		11,594	1,550	0
	05/2015	$		3,315		MXN	50,074	0	(39)
	06/2015		EUR	4,848	$		6,591	1,373	0
	06/2016			13,705			18,764	3,874	0
	06/2016	$		802		EUR	594	0	(157)

BPS	04/2015		BRL	41,358	$		12,892	0	(66)
	04/2015		EUR	8,269			8,762	0	(129)
	04/2015	$		12,863		BRL	41,358	126	(30)
	06/2015		EUR	2,199	$		2,982	615	0
	06/2015	$		2,924		EUR	2,181	0	(576)
	07/2015		DKK	1,740	$		253	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016		DKK	10,340	$		1,609	$108	$0
	04/2016		BRL	42,800			11,972	0	(113)

BRC	04/2015		SGD	100			74	1	0
	04/2015		ZAR	1,046			89	4	0
	05/2015		MXN	11,267			757	20	0
	06/2015		EUR	4,397			5,930	1,197	0
	06/2015	$		201		EUR	150	0	(39)
	06/2016		EUR	2,579	$		3,546	743	0

CBK	04/2015			30,943			33,404	133	0
	04/2015		INR	501,912			8,050	0	(5)
	04/2015	$		1,234		AUD	1,588	0	(24)
	04/2015			10,102		CAD	12,632	0	(129)
	05/2015		GBP	257	$		382	0	0
	05/2015		MXN	73,277			4,732	0	(62)
	05/2015	$		990		MXN	15,081	5	(9)
	06/2015		EUR	3,221	$		4,403	936	0

DUB	04/2015		BRL	29,657			9,245	0	(48)
	04/2015		INR	137,907			2,180	0	(33)
	04/2015		JPY	5,409,999			45,274	166	0
	04/2015	$		9,224		AUD	12,039	0	(54)
	04/2015			9,381		BRL	29,657	0	(88)
	05/2015		MXN	26,202	$		1,691	0	(24)
	07/2015	$		6,408		BRL	17,386	0	(1,107)
	10/2015		DKK	3,580	$		554	36	0
	01/2016		BRL	32,700			9,567	125	0
	01/2016		DKK	24,295			3,750	224	0
	02/2016		EUR	900			1,211	238	0
	06/2016			1,430			1,958	404	0
	06/2016	$		3,190		EUR	2,360	0	(626)

FBF	04/2015		BRL	3,665	$		1,178	30	0
	04/2015	$		1,143		BRL	3,665	6	0
	05/2015		MXN	8,924	$		594	10	0
	06/2015		EUR	8,306			11,161	2,220	0
	06/2015	$		29,724		EUR	22,180	0	(5,851)

GLM	04/2015		AUD	15,053	$		11,735	270	0
	04/2015		BRL	9,083			2,831	0	(15)
	04/2015		GBP	3,258			5,015	182	0
	04/2015		JPY	851,600			7,035	0	(65)
	04/2015	$		2,843		BRL	9,083	3	0
	04/2015			688		EUR	633	0	(7)
	05/2015		BRL	9,083	$		2,819	0	(3)
	05/2015	$		185		MXN	2,773	0	(4)
	06/2015			1,448		EUR	1,079	0	(286)
	10/2015		DKK	9,102	$		1,408	91	0
	01/2016			7,164			1,112	72	0

HUS	04/2015		CAD	292			230	0	0
	04/2015		HKD	1,233			159	0	0
	10/2015		DKK	6,033			937	63	0

JPM	04/2015		BRL	12,744			4,341	348	0
	04/2015		EUR	6,146			6,549	0	(60)
	04/2015		INR	767,207			12,122	0	(190)
	04/2015		JPY	3,210,200			26,457	0	(309)
	04/2015	$		3,973		BRL	12,744	21	0
	04/2015			11,403		EUR	10,313	0	(314)
	04/2015			17,545		MXN	258,198	0	(636)
	05/2015		KRW	15,007,938	$		13,270	0	(239)
	06/2015	$		5,138		EUR	3,843	0	(1,002)
	10/2015		DKK	14,128	$		2,171	126	0

MSB	04/2015		BRL	67,352			20,996	84	(192)
	04/2015		DKK	2,350			359	21	0
	04/2015		GBP	13,457			20,287	326	0
	04/2015	$		20,995		BRL	67,352	108	0
	04/2015			79,222		JPY	9,471,799	0	(247)
	05/2015		JPY	9,471,799	$		79,255	242	0
	05/2015		MXN	26,218			1,692	0	(23)
	05/2015	$		10,851		MXN	166,537	45	0
	06/2015		EUR	3,667	$		5,027	1,080	0
	08/2015		SAR	2,143			571	0	(1)

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015	$		570		SAR	2,143	$1	$0
	06/2016		EUR	3,621	$		4,980	1,046	0

NAB	06/2015			2,795			3,801	793	0
	06/2016			7,878			10,817	2,256	0
	07/2016			10,776			14,619	2,890	0

NGF	04/2015		INR	163,464			2,584	0	(39)
	05/2015		MXN	26,196			1,691	0	(24)

SCX	04/2015	$		25,105		INR	1,575,325	175	0
	05/2015			11,815		MXN	173,339	0	(474)

SOG	04/2015		CAD	16,424	$		13,121	154	0
	05/2015	$		13,115		CAD	16,424	0	(153)

UAG	04/2015		EUR	10,303	$		11,717	639	0
	04/2015	$		50,509		EUR	45,972	0	(1,078)
	05/2015		EUR	45,972	$		50,532	1,078	0
	01/2016		DKK	8,965			1,315	13	0

Total Forward Foreign Currency Contracts								$34,644	$(14,653)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	113,200	$11	$0

FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		50,000	5	2

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		25,000	3	0
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	111,000	12	6

							$31	$8

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	27,700	$45	$45

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$	308	7	4
	Call - OTC USD versus CNH		7.500	02/02/2016		308	2	1

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		5,100	11	5

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		8,264	223	133
	Call - OTC USD versus CNH		7.400	02/02/2016		8,264	49	20

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		1,600	5	1

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		7,955	167	96
	Call - OTC USD versus CNH		7.500	02/02/2016		7,955	44	17

							$553	$322

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	3,900	$8	$8
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		98,200	223	334
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		50,700	104	182

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		6,200	537	275
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		5,200	399	248
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		7,600	555	328

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		198,400	573	676

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		227,100	477	458
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		225,700	474	477
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		146,600	388	486
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		145,200	342	395
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		25,200	1,796	1,055

								$5,876	$4,922

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$20,900	$50	$39

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 04/01/2045	$	112.000	04/07/2015	$	29,100	$1	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		114.344	04/07/2015		90,000	3	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		114.750	06/04/2015		119,000	5	0

							$9	$0

Total Purchased Options							$6,519	$5,291

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	5,239	$(76)	$(266)
	Call - OTC EUR versus JPY		142.900	04/14/2015		5,239	(51)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		5,943	(35)	(64)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	731	(16)	(21)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	12,745	(89)	(80)
	Call - OTC EUR versus USD		1.110	05/22/2015		12,745	(89)	(87)
	Put - OTC EUR versus USD		1.040	06/11/2015		18,874	(112)	(202)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	616	(6)	(3)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	8,800	(55)	(131)
	Put - OTC AUD versus USD		0.763	06/01/2015		8,800	(65)	(152)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	4,298	(96)	(121)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	5,990	(47)	(147)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	5,029	(161)	(198)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		16,527	(174)	(84)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	8,600	(58)	(138)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	15,911	(146)	(69)

							$(1,276)	$(1,763)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$300	$(4)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	3,900	$(8)	$(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		10,500	(114)	(252)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		20,300	(247)	(634)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		21,800	(398)	(235)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		26,000	(536)	(263)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		31,900	(554)	(316)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		41,000	(580)	(1,280)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		227,100	(477)	(460)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		225,700	(474)	(483)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		50,400	(369)	(370)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		50,400	(345)	(277)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		105,900	(1,815)	(1,001)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		31,900	(388)	(592)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		31,400	(354)	(364)

								$(6,659)	$(6,535)

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$41,800	$(50)	$(32)

Total Written Options						$(7,989)	$(8,330)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	620	$1,400	AUD	0	EUR	0	GBP	0	JPY	0	$(1,592)
Sales	2,990	2,291,097		71,952		429,824		33,820		9,066	(22,120)
Closing Buys	(2,451)	(371,423)		0		(65,411)		0		(9,066)	10,492
Expirations	(573)	(774,474)		(24,912)		(255,539)		(20,420)		0	3,388
Exercised	(107)	(183,188)		(20,840)		(42,099)		(13,400)		0	1,432

Balance at End of Period	479	$963,412	AUD	26,200	EUR	66,775	GBP	0	JPY	0	$(8,400)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$	200	$0	$(3)	$0	$(3)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015		300	0	(6)	0	(6)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015		200	0	(4)	0	(4)

							$0	$(13)	$0	$(13)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$31	$32	$63	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	$2,400	$(34)	$(8)	$0	$(42)
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%	2,200	(23)	40	17	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	800	(15)	22	7	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	18,000	114	34	148	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	1.024%	500	(7)	7	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,000	(1)	(2)	0	(3)
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	600	(10)	15	5	0
	Italy Government International Bond	1.000%	06/20/2017	0.559%	1,100	4	7	11	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	200	0	1	1	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	600	(8)	1	0	(7)

CBK	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,800	(5)	(1)	0	(6)
	China Government International Bond	1.000%	12/20/2019	0.827%	3,800	31	0	31	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	100	(2)	3	1	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	3,100	0	17	17	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	2,700	(32)	(1)	0	(33)

DUB	Brazil Government International Bond	1.000%	06/20/2015	1.024%	1,000	(10)	10	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%	6,900	49	8	57	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	100	(1)	1	0	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	800	0	5	5	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	600	(4)	7	3	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	2,000	5	6	11	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	9,200	0	127	127	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,800	(3)	(3)	0	(6)

GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%	500	(7)	7	0	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	600	(8)	(3)	0	(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Spain Government International Bond	1.000%	06/20/2019	0.671%	$4,200	$2	$56	$58	$0

HUS	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,300	(2)	(2)	0	(4)
	Brazil Government International Bond	1.000%	12/20/2019	2.676%	1,800	(55)	(76)	0	(131)
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	300	(2)	4	2	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	800	(6)	10	4	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	3,500	(9)	9	0	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	18,400	124	27	151	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	100	(2)	3	1	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	5,000	(2)	72	70	0

MYC	Mexico Government International Bond	1.000%	03/20/2016	0.535%	1,000	(6)	11	5	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	1,400	3	16	19	0

						$73	$435	$753	$(245)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$600	$80	$ 10	$90	$0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	8,969	(1,795)	28	0	(1,767)
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,444	143	(153)	0	(10)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	800	107	13	120	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	940	123	(127)	0	(4)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	470	58	(60)	0	(2)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	193	0	2	2	0

					$(1,284)	$ (287)	$212	$(1,783)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	28,300	$48	$(153)	$0	$(105)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		1,000	1	(23)	0	(22)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	9,200	(10)	86	76	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	510	0	82	82	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		50	0	0	0	0

BPS	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	89,200	(170)	(1,146)	0	(1,316)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		40,100	28	(218)	0	(190)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	8,800	(1)	79	78	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	260	2	40	42	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	4,400	0	33	33	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		9,100	(2)	(9)	0	(11)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	120	0	2	2	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	40,800	66	(218)	0	(152)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		41,400	133	(500)	0	(367)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045	GBP	50	$1	$(1)	$0	$0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	78,100	126	(415)	0	(289)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		13,100	54	(170)	0	(116)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	3	5	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		330	0	54	54	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		140	(1)	13	12	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		200	2	28	30	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	500	0	(11)	0	(11)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		31,800	1	(169)	0	(168)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	0	0	0	0
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	26,100	(58)	229	171	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		21,200	(2)	235	233	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		26,900	(3)	(31)	0	(34)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	3,580	0	36	36	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	900	0	(21)	0	(21)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		24,600	14	(115)	0	(101)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		32,100	11	(181)	0	(170)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	200	1	28	29	0

MYC	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	45,600	36	(224)	0	(188)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		32,700	5	(179)	0	(174)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,100	0	12	12	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	260	0	42	42	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	300	(1)	(7)	0	(8)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		13,100	45	(161)	0	(116)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		20,800	40	(139)	0	(99)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	12,500	(12)	94	82	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	100	0	1	1	0

							$356	$(2,995)	$1,020	$(3,659)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	Russell 2000 Index	35,919	3-Month USD-LIBOR less a specified spread	11/16/2015	$	207,762		$5,222	$5,222	$0
	Receive	Russell 2000 Index	17,959	3-Month USD-LIBOR less a specified spread	12/15/2015		99,141		7,347	7,347	0

JPM	Receive	Russell 2000 Index	108,457	3-Month USD-LIBOR less a specified spread	06/15/2015		554,750		88,288	88,288	0

									$100,857	$100,857	$0

Total Swap Agreements								$(824)	$98,029	$102,905	$(5,700)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $10,021 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	15,168	569	335	16,072	(278)	(1,245)	(169)	(1,692)	14,380	(13,000)	1,380
BPS	851	0	268	1,119	(914)	(369)	(1,506)	(2,789)	(1,670)	1,765	95
BRC	1,965	5	17	1,987	(39)	(3)	(1,787)	(1,829)	158	0	158
CBK	1,074	0	12,773	13,847	(229)	0	(50)	(279)	13,568	(14,590)	(1,022)
DUB	1,193	851	203	2,247	(1,980)	(814)	(525)	(3,319)	(1,072)	1,219	147
FBF	2,266	2	101	2,369	(5,851)	(404)	(421)	(6,676)	(4,307)	4,337	30
GLM	618	720	440	1,778	(380)	(1,312)	(217)	(1,909)	(131)	479	348
GST	0	0	58	58	0	0	(11)	(11)	47	0	47

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
HUS	$63	$0	$8	$71	$(0)	$(147)	$(429)	$(576)	$(505)	$719	$214
JPM	495	159	88,541	89,195	(2,750)	(282)	0	(3,032)	86,163	(88,828)	(2,665)
MSB	2,953	1	0	2,954	(463)	(138)	0	(601)	2,353	(2,460)	(107)
MYC	0	2,871	78	2,949	0	(3,547)	(362)	(3,909)	(960)	639	(321)
NAB	5,939	0	0	5,939	0	0	0	0	5,939	(5,560)	379
NGF	0	0	0	0	(63)	0	0	(63)	(63)	(60)	(123)
SCX	175	0	0	175	(474)	0	0	(474)	(299)	445	146
SOG	154	0	0	154	(153)	0	0	(153)	1	0	1
UAG	1,730	113	83	1,926	(1,078)	(69)	(223)	(1,370)	556	(330)	226

Total Over the Counter	$34,644	$5,291	$102,905	$142,840	$(14,653)	$(8,330)	$(5,700)	$(28,683)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$48	$48
Futures	0	0	0	0	1,199	1,199
Swap Agreements	0	138	0	0	69	207

	$0	$138	$0	$0	$1,316	$1,454

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,644	$0	$34,644
Purchased Options	0	8	0	322	4,961	5,291
Swap Agreements	0	1,028	100,857	0	1,020	102,905

	$0	$1,036	$100,857	$34,966	$5,981	$142,840

	$0	$1,174	$100,857	$34,966	$7,297	$144,294

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$524	$524
Futures	0	0	939	0	166	1,105
Swap Agreements	0	0	0	0	2,404	2,404

	$0	$0	$939	$0	$3,094	$4,033

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,653	$0	$14,653
Written Options	0	0	0	1,763	6,567	8,330
Swap Agreements	0	2,028	0	13	3,659	5,700

	$0	$2,028	$0	$16,429	$10,226	$28,683

	$0	$2,028	$939	$16,429	$13,320	$32,716

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(152)	$(152)
Written Options	0	0	2,158	0	407	2,565
Futures	0	0	14,173	0	14,982	29,155
Swap Agreements	0	4,885	0	0	(18,708)	(13,823)

	$0	$4,885	$16,331	$0	$(3,471)	$17,745

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,273	$0	$39,273
Purchased Options	0	(29)	(66)	(22)	4,540	4,423
Written Options	0	553	325	(913)	(2,189)	(2,224)
Swap Agreements	0	579	122,096	0	1,129	123,804

	$0	$1,103	$122,355	$38,338	$3,480	$165,276

	$0	$5,988	$138,686	$38,338	$9	$183,021

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$18	$18
Written Options	0	0	(262)	0	(112)	(374)
Futures	0	0	12,813	0	1,494	14,307
Swap Agreements	0	1,892	0	0	(24,946)	(23,054)

	$0	$1,892	$12,551	$0	$(23,546)	$(9,103)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,567	$0	$21,567
Purchased Options	0	(23)	0	(231)	(974)	(1,228)
Written Options	0	(1)	0	(488)	143	(346)
Swap Agreements	0	23	(47,189)	(13)	(2,963)	(50,142)

	$0	$(1)	$(47,189)	$20,835	$(3,794)	$(30,149)

	$0	$1,891	$(34,638)	$20,835	$(27,340)	$(39,252)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,078	$0	$4,078
Corporate Bonds & Notes
Banking & Finance	0	238,751	0	238,751
Industrials	0	97,568	35	97,603
Utilities	0	38,612	0	38,612
Municipal Bonds & Notes
California	0	5,399	0	5,399
Colorado	0	5,106	0	5,106
Nevada	0	146	0	146
New Jersey	0	1,465	0	1,465
New York	0	1,359	0	1,359
Ohio	0	89	0	89
Washington	0	791	0	791
U.S. Government Agencies	0	101,471	0	101,471
U.S. Treasury Obligations	0	326,313	0	326,313
Mortgage-Backed Securities	0	57,857	387	58,244
Asset-Backed Securities	0	88,676	0	88,676
Sovereign Issues	0	191,325	0	191,325
Convertible Preferred Securities
Banking & Finance	0	5,369	0	5,369
Short-Term Instruments
Certificates of Deposit	0	25,997	0	25,997
Repurchase Agreements	0	607	0	607
U.S. Treasury Bills	0	4,341	0	4,341
	$0	$1,195,320	$422	$1,195,742

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$244,824	$0	$0	$244,824

Total Investments	$244,824	$1,195,320	$422	$1,440,566

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(265,222)	$0	$(265,222)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,200	254	0	1,454
Over the counter	0	142,840	0	142,840
	$1,200	$143,094	$0	$144,294

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,105)	(2,928)	0	(4,033)
Over the counter	0	(28,683)	0	(28,683)
	$(1,105)	$(31,611)	$0	$(32,716)

Totals	$244,919	$1,041,581	$422	$1,286,922

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO StocksPLUS® Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.6%

BANK LOAN OBLIGATIONS 2.0%
Chrysler Group LLC
3.500% due 05/24/2017		$5,259	$5,262
Community Health Systems, Inc.
3.428% due 12/31/2018		4,278	4,284
H.J. Heinz Co.
3.250% due 06/05/2020		1,507	1,510
HCA, Inc.
2.678% due 02/02/2016		3,176	3,178
2.928% due 03/31/2017		6,451	6,461

Total Bank Loan Obligations (Cost $20,673)			20,695

CORPORATE BONDS & NOTES 22.5%

BANKING & FINANCE 14.8%
Ally Financial, Inc.
4.625% due 06/26/2015		1,400	1,409
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	1,100	1,191
Bank of America Corp.
1.031% due 09/15/2026		$5,500	4,964
1.144% due 04/01/2019		6,300	6,343
1.335% due 03/22/2018		1,400	1,417
2.650% due 04/01/2019		2,800	2,856
6.100% due 03/17/2025 (e)		5,100	5,186
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.815% due 03/05/2018		7,000	7,015
2.300% due 03/05/2020		4,300	4,312
Barclays Bank PLC
7.625% due 11/21/2022		1,400	1,642
7.750% due 04/10/2023		200	222
BB&T Corp.
1.131% due 06/15/2018		2,200	2,222
Bear Stearns Cos. LLC
6.400% due 10/02/2017		7,600	8,482
BPCE S.A.
0.826% due 11/18/2016		1,300	1,303
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	6,600	7,243
Citigroup, Inc.
0.728% due 05/31/2017		600	643
0.775% due 05/01/2017		$1,200	1,197
1.216% due 07/25/2016		5,000	5,028
4.750% due 05/19/2015		3,500	3,519
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	300	340
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$700	701
General Motors Financial Co., Inc.
2.750% due 05/15/2016		2,600	2,634
Goldman Sachs Group, Inc.
1.277% due 10/23/2019		2,500	2,524
HSBC USA, Inc.
2.350% due 03/05/2020		5,200	5,234
International Lease Finance Corp.
8.625% due 09/15/2015		5,500	5,665
John Deere Capital Corp.
0.391% due 06/15/2015		5,000	5,001
JPMorgan Chase & Co.
0.881% due 02/26/2016		4,300	4,312
3.400% due 06/24/2015		3,200	3,221
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		700	698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Life Global Funding
0.783% due 07/15/2016		$5,500	$5,529
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017		5,200	5,198
Morgan Stanley
0.733% due 10/15/2015		1,800	1,803
1.536% due 04/25/2018		4,600	4,677
National Australia Bank Ltd.
0.553% due 06/30/2017		1,000	1,000
Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020		5,000	5,067
Toyota Motor Credit Corp.
0.420% due 09/18/2015		7,800	7,805
UBS AG
0.969% due 03/26/2018		4,100	4,107
UniCredit SpA
6.750% due 09/10/2021 (e)	EUR	600	660
8.000% due 06/03/2024 (e)		$1,800	1,863
Wachovia Corp.
0.541% due 06/15/2017		2,200	2,196
0.623% due 10/15/2016		2,700	2,695
Wells Fargo & Co.
0.562% due 06/02/2017		11,200	11,205
0.717% due 04/22/2019		4,000	4,005

			154,334

INDUSTRIALS 4.3%
AbbVie, Inc.
1.015% due 11/06/2015		8,975	9,004
Anheuser-Busch InBev Worldwide, Inc.
3.625% due 04/15/2015		3,300	3,303
Becton Dickinson and Co.
0.721% due 06/15/2016		2,000	2,003
Chesapeake Energy Corp.
3.503% due 04/15/2019		1,100	1,062
Daimler Finance North America LLC
0.615% due 03/10/2017		5,200	5,207
1.250% due 01/11/2016		2,850	2,861
1.300% due 07/31/2015		1,200	1,203
DISH DBS Corp.
7.125% due 02/01/2016		200	208
General Mills, Inc.
0.553% due 01/29/2016		1,800	1,800
McKesson Corp.
0.665% due 09/10/2015		7,200	7,203
Mondelez International, Inc.
4.125% due 02/09/2016		1,896	1,947
NBCUniversal Media LLC
3.650% due 04/30/2015		1,900	1,904
PepsiCo, Inc.
0.471% due 02/26/2016		5,700	5,708
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		1,700	1,807

			45,220

UTILITIES 3.4%
AT&T, Inc.
0.643% due 02/12/2016		7,200	7,197
Duke Energy Corp.
0.651% due 04/03/2017		4,000	4,011
Duke Energy Progress, Inc.
0.464% due 03/06/2017		6,100	6,100
Petrobras Global Finance BV
1.881% due 05/20/2016		700	663
2.631% due 03/17/2017		1,700	1,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/27/2016	$400	$393
5.875% due 03/01/2018	200	192
Verizon Communications, Inc.
1.801% due 09/15/2016	15,200	15,451

		35,575

Total Corporate Bonds & Notes (Cost $236,312)		235,129

U.S. GOVERNMENT AGENCIES 6.2%
Fannie Mae
0.294% due 03/25/2034	466	464
0.424% due 05/25/2037	447	448
0.524% due 03/25/2037 - 07/25/2037	532	533
0.534% due 03/25/2037	309	310
0.554% due 07/25/2037	462	465
0.574% due 09/25/2035	706	711
0.584% due 09/25/2035	1,254	1,261
0.619% due 02/25/2037	629	632
0.804% due 05/25/2040	1,401	1,431
0.874% due 10/25/2037	1,708	1,737
0.894% due 06/25/2037	564	575
0.904% due 06/25/2040	2,865	2,917
0.924% due 03/25/2038 - 01/25/2040	10,993	11,194
0.994% due 12/25/2039	700	709
1.074% due 07/25/2039	645	655
1.321% due 07/01/2044	92	94
1.967% due 11/01/2035	170	177
2.034% due 04/01/2035	693	736
2.357% due 12/01/2033	117	124
2.475% due 05/01/2022	1	1
4.244% due 11/01/2028	15	16
4.360% due 12/01/2036	487	519
4.377% due 11/01/2027	13	14
4.405% due 07/01/2028	10	11
4.410% due 04/01/2028	9	9
4.520% due 09/01/2034	322	344
4.525% due 11/01/2028	15	16
4.577% due 02/01/2027	1	1
5.000% due 12/01/2023 - 04/25/2033	519	571
5.627% due 08/01/2029	10	10
6.000% due 06/01/2017	52	54
7.500% due 09/01/2015 - 05/01/2016	5	5
8.000% due 03/01/2030 - 07/01/2031	22	24
Freddie Mac
0.475% due 02/15/2037	46	46
0.505% due 02/15/2037	90	91
0.515% due 02/15/2037	218	219
0.575% due 06/15/2018	39	39
0.725% due 07/15/2041	3,795	3,807
0.745% due 06/15/2041	3,748	3,794
0.775% due 10/15/2037	174	176
0.845% due 08/15/2037	1,845	1,876
0.875% due 08/15/2037	3,785	3,847
0.885% due 10/15/2037	778	790
0.895% due 05/15/2037 - 09/15/2037	4,256	4,343
0.925% due 08/15/2036	382	389
1.025% due 11/15/2039 - 12/15/2039	248	252
1.030% due 01/15/2038	1,034	1,055
1.314% due 02/25/2045	802	823
1.875% due 06/01/2022	4	4

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.222% due 06/01/2035		$862	$919
2.282% due 12/01/2022		6	6
2.376% due 07/01/2019		46	47
4.000% due 06/15/2038		582	590
5.000% due 12/01/2026 - 08/01/2041		424	470
6.000% due 03/01/2016 - 02/01/2034		744	856
6.500% due 10/25/2043		988	1,162
8.500% due 04/01/2025		2	2
Ginnie Mae
1.625% due 08/20/2022 - 04/20/2041		9,639	10,018
3.500% due 07/20/2018		31	32
NCUA Guaranteed Notes
0.621% due 10/07/2020		2,290	2,304

Total U.S. Government Agencies (Cost $63,404)			64,725

U.S. TREASURY OBLIGATIONS 9.2%
U.S. Treasury Bonds
3.125% due 08/15/2044 (f)(j)		4,400	4,934
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2016		7,306	7,377
0.125% due 07/15/2022 (h)(j)		10,368	10,492
0.125% due 07/15/2024		20,476	20,514
0.250% due 01/15/2025		52,402	52,885

Total U.S. Treasury Obligations (Cost $94,470)			96,202

MORTGAGE-BACKED SECURITIES 5.1%
Banc of America Commercial Mortgage Trust
5.575% due 06/10/2049		4,000	4,273
Bank Mart
2.287% due 03/01/2019		99	79
BCAP LLC Trust
0.821% due 02/26/2047		10,900	10,195
Bear Stearns Adjustable Rate Mortgage Trust
2.510% due 04/25/2033		136	138
2.526% due 01/25/2034		33	31
2.594% due 02/25/2033		32	30
2.602% due 11/25/2034		862	836
2.679% due 01/25/2034		784	785
Bear Stearns ALT-A Trust
2.651% due 09/25/2035		311	268
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		1,024	837
3.068% due 12/26/2046		571	451
Citigroup Mortgage Loan Trust, Inc.
2.530% due 05/25/2035		554	550
2.570% due 10/25/2035 ^		1,702	1,692
Countrywide Alternative Loan Trust
0.354% due 05/25/2047		865	727
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		116	108
2.165% due 06/25/2032		12	10
4.840% due 06/25/2032		8	8
Granite Master Issuer PLC
0.376% due 12/20/2054		317	315
0.825% due 12/20/2054	GBP	332	492
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	41	44
0.943% due 01/20/2044	GBP	34	50
0.946% due 09/20/2044		212	313
Greenpoint Mortgage Funding Trust
0.444% due 11/25/2045		$312	263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
0.524% due 01/25/2034	$86	$74
HarborView Mortgage Loan Trust
0.368% due 01/19/2038	1,917	1,633
Impac CMB Trust
0.934% due 10/25/2033	32	31
1.174% due 07/25/2033	550	529
Lehman Mortgage Trust
0.494% due 08/25/2036 ^	3,174	2,443
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	453	417
Prime Mortgage Trust
0.574% due 02/25/2019	1	1
0.574% due 02/25/2034	124	117
Resecuritization Mortgage Trust
0.423% due 04/26/2021	1	1
Structured Adjustable Rate Mortgage Loan Trust
2.490% due 09/25/2035	3,467	3,099
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035	745	719
0.454% due 02/25/2036	487	394
8.010% due 06/25/2029	235	244
WaMu Mortgage Pass-Through Certificates Trust
0.444% due 12/25/2045	430	416
0.464% due 10/25/2045	239	221
0.494% due 01/25/2045	3,181	3,007
1.128% due 02/25/2046	2,422	2,300
1.328% due 11/25/2042	80	75
1.528% due 06/25/2042	302	293
1.948% due 02/27/2034	622	607
4.573% due 05/25/2037	9,480	9,076
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	449	456
2.625% due 07/25/2036 ^	1,191	1,165
2.646% due 04/25/2035	3,173	3,226

Total Mortgage-Backed Securities (Cost $52,479)		53,039

ASSET-BACKED SECURITIES 2.5%
ACE Securities Corp.
0.324% due 04/25/2036	1,324	1,188
AFC Home Equity Loan Trust
0.724% due 06/25/2028	182	159
Ally Auto Receivables Trust
0.200% due 10/15/2015	762	762
Chase Funding Trust
0.914% due 10/25/2032	111	104
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045	877	741
Countrywide Asset-Backed Certificates
0.574% due 08/25/2034	979	912
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	207	185
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021	1,192	1,191
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034	49	48
Ocean Trails CLO
0.502% due 10/12/2020	1,227	1,219
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035	1,044	1,062
Primus CLO Ltd.
0.486% due 07/15/2021	3,325	3,273
Residential Asset Mortgage Products Trust
0.684% due 06/25/2035	766	752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.444% due 04/25/2036		$1,225	$1,182
0.574% due 02/25/2036		1,080	856
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	2,983	3,169
0.297% due 06/17/2024		5,555	5,867
Voya CLO Ltd.
1.570% due 10/15/2022 (a)		$3,100	3,100
World Omni Automobile Lease Securitization Trust
0.200% due 10/09/2015		352	351

Total Asset-Backed Securities (Cost $28,199)			26,121

SOVEREIGN ISSUES 6.7%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	200	219
Export-Import Bank of Korea
1.003% due 01/14/2017		$1,400	1,407
1.121% due 09/17/2016		8,400	8,437
Hydro-Quebec
0.463% due 09/29/2049 (e)		1,200	897
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	20,400	24,449
3.500% due 03/01/2030		9,800	13,194
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		3,800	4,085
Japan Government International Bond
1.500% due 12/20/2044	JPY	2,000,000	17,296
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	50	30
3.000% due 02/24/2024 (f)		50	30
3.000% due 02/24/2025		50	29
3.000% due 02/24/2026		50	28
3.000% due 02/24/2027		50	27
3.000% due 02/24/2028		50	27
3.000% due 02/24/2029		50	27
3.000% due 02/24/2030		50	26
3.000% due 02/24/2031		130	68
3.000% due 02/24/2032		50	26
3.000% due 02/24/2033		50	26
3.000% due 02/24/2034		50	26
3.000% due 02/24/2035		50	26
3.000% due 02/24/2036		50	26
3.000% due 02/24/2037		50	26
3.000% due 02/24/2038		50	26
3.000% due 02/24/2039		50	26
3.000% due 02/24/2040		50	26
3.000% due 02/24/2041		50	26
3.000% due 02/24/2042		50	26

Total Sovereign Issues (Cost $70,871)			70,562

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 1.1%
Natixis Bank
0.592% due 05/11/2015		$11,700	11,701

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.0%
0.000% due 06/08/2015	JPY	6,270,000	$52,278

MEXICO TREASURY BILLS 1.4%
2.986% due 05/14/2015	MXN	232,000	15,157

U.S. TREASURY BILLS 0.9%
0.056% due 04/30/2015 - 06/11/2015 (c)(f)(h)(j)		$9,119	9,118

Total Short-Term Instruments (Cost $88,842)			88,254

Total Investments in Securities (Cost $655,250)			654,727

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 36.4%

SHORT-TERM INSTRUMENTS 36.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 36.4%
PIMCO Short-Term Floating NAV Portfolio	627	$6
PIMCO Short-Term Floating NAV Portfolio III	38,386,173	380,676

Total Short-Term Instruments (Cost $380,628)		380,682

Total Investments in Affiliates (Cost $380,628)		380,682

MARKET VALUE (000S)
Total Investments 99.0% (Cost $1,035,878)	$1,035,409

Financial Derivative Instruments (g)(i) 2.8% (Cost or Premiums, net $(1,560))	29,018

Other Assets and Liabilities, net (1.8%)	(19,087)

Net Assets 100.0%	$1,045,340

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
MYI	(2.000%)	02/16/2015	02/13/2017	EUR	(33)	$(36)

Total Reverse Repurchase Agreements						$(36)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
GSC	1.100%	03/31/2015	04/01/2015	$(3,770)	$(3,770)

Total Sale-Buyback Transactions					$(3,770)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $552 at a weighted average interest rate of (0.697%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$ 62,000	$(64,615)	$(65,141)
Fannie Mae	3.500%	05/01/2045	5,500	(5,755)	(5,765)
Fannie Mae	4.000%	05/01/2045	81,500	(86,904)	(87,012)

Total Short Sales				$(157,274)	$(157,918)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $4,088 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MYI	$0	$(36)	$0	$(36)	$30	$(6)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,770)	(3,770)	3,756	(14)

Total Borrowings and Other Financing Transactions	$0	$(36)	$(3,770)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$124.500	05/22/2015	537	$261	$40

Total Purchased Options				$261	$40

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.500	05/22/2015	537	$(259)	$(468)

Total Written Options				$(259)	$(468)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	247	$139	$9	$0
90-Day Eurodollar June Futures	Long	06/2016	96	91	9	0
90-Day Eurodollar June Futures	Short	06/2017	751	(1,575)	0	(94)
90-Day Eurodollar September Futures	Long	09/2016	31	41	3	0
E-mini S&P 500 Index June Futures	Long	06/2015	3,672	981	0	(2,717)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	4	9	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,318	3,039	724	0

Total Futures Contracts				$2,725	$746	$(2,811)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$	282,700	$(15,390)	$(9,045)	$0	$(583)
Receive	3-Month USD-LIBOR	2.350%	01/20/2025		8,600	(293)	(258)	0	(18)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP	1,500	(59)	9	0	(1)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044	JPY	2,020,000	(749)	(550)	0	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	19,900	(326)	16	0	(71)
Receive	6-Month EUR-EURIBOR	1.000%	09/16/2030		9,400	(379)	(39)	0	(74)

						$(17,196)	$(9,867)	$0	$(747)

Total Swap Agreements						$(17,196)	$(9,867)	$0	$(747)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $7,952 and cash of $21,110 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$40	$746	$0	$786	$(468)	$(2,811)		$(747)	$(4,026)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	662	$		998	$16	$0
	04/2015		NZD	175			132	1	0
	04/2015	$		52,329		JPY	6,254,920	0	(176)
	05/2015		EUR	22,769	$		24,560	62	0
	05/2015		JPY	6,254,920			52,351	172	0
	05/2015	$		127		MXN	1,868	0	(5)
	06/2015		JPY	6,270,000	$		52,411	84	0

BPS	04/2015			9,789,220			81,734	250	(137)
	06/2015	$		4,599		EUR	3,431	0	(906)

BRC	05/2015		MXN	2,118	$		142	4	0
	05/2015	$		201		MXN	2,995	0	(5)
	06/2015		EUR	4,327	$		5,761	1,104	0

CBK	04/2015		AUD	216			168	3	0
	05/2015		MXN	229,355			15,546	548	0

DUB	07/2015		BRL	3,200			1,179	204	0

FBF	06/2015		EUR	11,544			15,365	2,940	0
	06/2015	$		3,990		EUR	2,974	0	(790)

GLM	04/2015		JPY	122,900	$		1,015	0	(9)
	05/2015		EUR	124,519			138,701	5,537	(809)
	05/2015	$		65,610		EUR	59,152	0	(1,967)

JPM	04/2015		JPY	1,961,700	$		16,144	0	(212)
	04/2015	$		47,153		JPY	5,618,900	0	(304)
	05/2015		EUR	13,431	$		14,321	0	(130)
	06/2015	$		2,222		EUR	1,662	0	(433)

MSB	07/2015			1,478		BRL	4,059	0	(240)

SOG	06/2015			10,456		EUR	7,804	0	(2,057)

Total Forward Foreign Currency Contracts								$10,925	$(8,180)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/17/2015	$	83,700	$75	$3

Total Purchased Options								$75	$3

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	5,200	$(8)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		1,200	(2)	0

							$(10)	$0

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.040	06/11/2015	EUR	9,600	$(56)	$(102)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	600	(33)	(5)

BPS	Put - OTC USD versus JPY		118.000	04/06/2015		10,285	(40)	(7)

DUB	Call - OTC EUR versus USD	$	1.105	04/07/2015	EUR	33,642	(205)	(33)

MSB	Put - OTC EUR versus USD		1.030	04/21/2015		11,700	(59)	(24)

							$(393)	$(171)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$(15)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	(44)	(2)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	(1)

						$(66)	$(4)

Total Written Options						$(469)	$(175)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	176	$8,200	AUD	0	EUR	17,000	$(491)
Sales	2,421	296,225		6,797		164,225	(6,567)
Closing Buys	(911)	(79,100)		0		(82,683)	4,839
Expirations	(930)	(185,740)		(6,797)		(37,300)	1,312
Exercised	(219)	(14,700)		0		(6,300)	179

Balance at End of Period	537	$24,885	AUD	0	EUR	54,942	$(728)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

		Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
Counterparty	Reference Entity								Asset	Liability
HUS	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$ 300	$43	$(24)	$19	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2019	0.859%	$	2,200	$(40)	$53	$13	$0

BPS	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		11,900	(497)	568	71	0

DUB	China Government International Bond	1.000%	09/20/2015	0.191%		1,100	13	(8)	5	0
	China Government International Bond	1.000%	09/20/2016	0.292%		1,100	12	0	12	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,900	(31)	44	13	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		700	(13)	17	4	0
	Mexico Government International Bond	1.000%	12/20/2015	0.460%		12,400	(5)	58	53	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.105%		7,700	90	(54)	36	0

GST	Mexico Government International Bond	1.000%	09/20/2015	0.460%		4,500	33	(20)	13	0
	Michigan State General Obligation Notes, Series 2003	0.440%	03/20/2018	0.309%		1,400	0	6	6	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,900	(32)	45	13	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%	EUR	12,200	(311)	346	35	0
MYC	Italy Government International Bond	1.000%	03/20/2019	0.832%	$	1,100	(18)	26	8	0

RYL	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		10,300	(128)	183	55	0

							$(927)	$1,264	$337	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$193	$0	$2	$2	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

					$0	$7	$7	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025	EUR 22,600	$ 26,273	$(289)	$(1,374)	$0	$(1,663)

						$(289)	$(1,374)	$0	$(1,663)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	200	$3	$6	$9	$0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		100	1	14	15	0

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		1,890	0	19	19	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		100	1	14	15	0

							$5	$53	$58	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	74,948	3-Month USD-LIBOR plus a specified spread	04/28/2015	$	253,958		$30,927	$30,927	$0

									$30,927	$30,927	$0

Total Swap Agreements								$(1,168)	$30,853	$31,348	$(1,663)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $3,513 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$335	$0	$13	$348	$(181)	$(107)	$0	$(288)	$60	$76	$136
BPS	250	0	30,998	31,248	(1,043)	(7)	0	(1,050)	30,198	(32,780)	(2,582)
BRC	1,108	0	0	1,108	(5)	0	0	(5)	1,103	(1,200)	(97)
CBK	551	0	0	551	0	(3)	(1,663)	(1,666)	(1,115)	(830)	(1,945)
DUB	204	0	123	327	0	(34)	0	(34)	293	(47,840)	(47,547)
FBF	2,940	0	24	2,964	(790)	0	0	(790)	2,174	(2,219)	(45)
GLM	5,537	0	19	5,556	(2,785)	0	0	(2,785)	2,771	(2,250)	521
GST	0	0	21	21	0	0	0	0	21	0	21
HUS	0	0	67	67	0	0	0	0	67	(80)	(13)
JPM	0	0	20	20	(1,079)	0	0	(1,079)	(1,059)	1,213	154
MSB	0	0	0	0	(240)	(24)	0	(264)	(264)	287	23
MYC	0	3	8	11	0	0	0	0	11	(9)	2
RYL	0	0	55	55	0	0	0	0	55	(60)	(5)
SOG	0	0	0	0	(2,057)	0	0	(2,057)	(2,057)	1,926	(131)

Total Over the Counter	$10,925	$3	$31,348	$42,276	$(8,180)	$(175)	$(1,663)	$(10,018)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$40	$40
Futures	0	0	0	0	746	746

	$0	$0	$0	$0	$786	$786

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,925	$0	$10,925
Purchased Options	0	0	0	0	3	3
Swap Agreements	0	363	30,927	0	58	31,348

	$0	$363	$30,927	$10,925	$61	$42,276

	$0	$363	$30,927	$10,925	$847	$43,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$468	$468
Futures	0	0	2,717	0	94	2,811
Swap Agreements	0	0	0	0	747	747

	$0	$0	$2,717	$0	$1,309	$4,026

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,180	$0	$8,180
Written Options	0	0	0	171	4	175
Swap Agreements	0	0	0	1,663	0	1,663

	$0	$0	$0	$10,014	$4	$10,018

	$0	$0	$2,717	$10,014	$1,313	$14,044

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(104)	$(104)
Written Options	0	0	1,023	0	408	1,431
Futures	0	0	48,832	0	6,854	55,686
Swap Agreements	0	180	0	0	(95)	85

	$0	$180	$49,855	$0	$7,063	$57,098

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,822	$0	$25,822
Purchased Options	0	0	(51)	1,061	0	1,010
Written Options	0	129	214	547	442	1,332
Swap Agreements	0	501	44,191	3	641	45,336

	$0	$630	$44,354	$27,433	$1,083	$73,500

	$0	$810	$94,209	$27,433	$8,146	$130,598

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(221)	$(221)
Written Options	0	0	28	0	(208)	(180)
Futures	0	0	(3,542)	0	2,181	(1,361)
Swap Agreements	0	0	0	0	(10,199)	(10,199)

	$0	$0	$(3,514)	$0	$(8,447)	$(11,961)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,453	$0	$4,453
Purchased Options	0	0	0	0	(72)	(72)
Written Options	0	10	0	221	(117)	114
Swap Agreements	0	78	28,225	(1,374)	53	26,982

	$0	$88	$28,225	$3,300	$(136)	$31,477

	$0	$88	$24,711	$3,300	$(8,583)	$19,516

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$20,695	$0	$20,695
Corporate Bonds & Notes
Banking & Finance	0	154,334	0	154,334
Industrials	0	45,220	0	45,220
Utilities	0	35,575	0	35,575
U.S. Government Agencies	0	64,725	0	64,725
U.S. Treasury Obligations	0	96,202	0	96,202
Mortgage-Backed Securities	0	52,509	530	53,039
Asset-Backed Securities	0	26,121	0	26,121
Sovereign Issues	0	70,562	0	70,562
Short-Term Instruments
Certificates of Deposit	0	11,701	0	11,701
Japan Treasury Bills	0	52,278	0	52,278
Mexico Treasury Bills	0	15,157	0	15,157
U.S. Treasury Bills	0	9,118	0	9,118
	$0	$654,197	$530	$654,727

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$380,682	$0	$0	$380,682

Total Investments	$380,682	$654,197	$530	$1,035,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(157,918)	$0	$(157,918)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	746	40	0	786
Over the counter	0	66,886	0	66,886
	$746	$66,926	$0	$67,672

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,811)	(1,215)	0	(4,026)
Over the counter	0	(34,628)	0	(34,628)
	$(2,811)	$(35,843)	$0	$(38,654)

Totals	$378,617	$527,362	$530	$906,509

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.6%

BANK LOAN OBLIGATIONS 0.3%
Chrysler Group LLC
3.500% due 05/24/2017		$1,786	$1,787
Community Health Systems, Inc.
3.428% due 12/31/2018		398	399
HCA, Inc.
2.928% due 03/31/2017		2,580	2,584

Total Bank Loan Obligations (Cost $4,751)			4,770

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 13.7%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		2,450	2,432
Ally Financial, Inc.
2.750% due 01/30/2017		700	699
4.625% due 06/26/2015		4,300	4,327
5.500% due 02/15/2017		4,300	4,483
6.250% due 12/01/2017		800	854
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (d)	EUR	1,000	1,110
9.000% due 05/09/2018 (d)		$200	218
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	2,014
Banco do Brasil S.A.
3.875% due 10/10/2022		1,200	1,111
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	900	1,129
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$400	406
4.500% due 04/06/2015		500	500
Banco Santander Chile
1.857% due 01/19/2016		1,000	1,008
Bank of America Corp.
0.588% due 08/15/2016		100	99
0.872% due 08/25/2017		5,500	5,504
2.650% due 04/01/2019		11,900	12,137
3.750% due 07/12/2016		2,400	2,474
5.750% due 12/01/2017		1,200	1,321
Bank of America N.A.
5.300% due 03/15/2017		3,550	3,793
Bank of Montreal
2.850% due 06/09/2015		100	100
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.675% due 03/10/2017		5,800	5,798
Bankia S.A.
3.500% due 12/14/2015	EUR	7,700	8,469
3.500% due 01/17/2019		100	117
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	11,197
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	207
6.500% due 03/10/2021		200	222
6.750% due 09/30/2022		1,200	1,360
7.250% due 04/22/2020		500	555
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,400	1,563
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,900	2,102
BRFkredit A/S
2.000% due 04/01/2015	DKK	600	86
CIT Group, Inc.
4.250% due 08/15/2017		$5,200	5,291
5.000% due 05/15/2017		400	412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 03/15/2018		$700	$726
5.500% due 02/15/2019		1,400	1,459
Citigroup, Inc.
0.534% due 06/09/2016		10,600	10,539
0.937% due 11/15/2016		5,900	5,913
4.450% due 01/10/2017		200	211
Eksportfinans ASA
2.000% due 09/15/2015		900	903
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		2,700	2,713
2.375% due 01/16/2018		600	611
4.207% due 04/15/2016		1,100	1,132
7.000% due 04/15/2015		5,500	5,509
12.000% due 05/15/2015		1,200	1,215
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,950	1,975
4.750% due 08/15/2017		1,600	1,692
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		1,400	1,400
ILFC E-Capital Trust
6.250% due 12/21/2065		1,400	1,323
International Lease Finance Corp.
5.750% due 05/15/2016		1,175	1,223
6.750% due 09/01/2016		2,300	2,449
8.625% due 09/15/2015		1,400	1,442
8.750% due 03/15/2017		1,600	1,772
Intesa Sanpaolo SpA
3.125% due 01/15/2016		4,600	4,664
iStar Financial, Inc.
4.000% due 11/01/2017		100	99
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,100	1,026
JPMorgan Chase & Co.
0.881% due 02/26/2016		12,000	12,034
3.150% due 07/05/2016		1,800	1,847
3.450% due 03/01/2016		200	205
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	1,000	1,076
5.375% due 09/28/2016	GBP	2,700	4,246
6.000% due 10/01/2017		$3,100	3,435
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,338
MUFG Union Bank N.A.
0.655% due 05/05/2017		3,400	3,395
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	200	187
Navient Corp.
6.250% due 01/25/2016		$2,539	2,618
Novo Banco S.A.
4.750% due 01/15/2018	EUR	300	329
5.000% due 04/23/2019		6,700	7,447
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	34,600	5,041
2.000% due 01/01/2016		4,100	600
2.000% due 04/01/2016		9,000	1,324
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB
4.630% due 09/26/2022		$500	531
Rabobank Group
0.542% due 11/23/2016		5,800	5,802
6.875% due 03/19/2020	EUR	2,900	3,821
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	37,800	5,532
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$700	830
Royal Bank of Scotland PLC
9.500% due 03/16/2022		2,000	2,260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
5.750% due 09/15/2016		$200	$208
6.900% due 12/15/2017		700	747
State Bank of India
4.500% due 07/27/2015		1,000	1,010
Tri-Command Military Housing LLC
5.383% due 02/15/2048		2,062	1,978
UBS AG
5.125% due 05/15/2024		1,400	1,459

			202,394

INDUSTRIALS 5.0%
AbbVie, Inc.
1.015% due 11/06/2015		10,000	10,032
1.200% due 11/06/2015		8,200	8,213
Actavis Funding SCS
1.523% due 03/12/2020		1,200	1,218
3.800% due 03/15/2025		1,200	1,240
Altice Financing S.A.
6.625% due 02/15/2023		2,800	2,898
Altice S.A.
6.250% due 02/15/2025	EUR	1,600	1,724
7.625% due 02/15/2025		$1,200	1,208
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,552
BRF S.A.
5.875% due 06/06/2022		2,500	2,659
DISH DBS Corp.
7.125% due 02/01/2016		4,800	4,998
7.750% due 05/31/2015		1,200	1,210
HCA, Inc.
3.750% due 03/15/2019		5,100	5,181
HJ Heinz Co.
4.250% due 10/15/2020		300	308
Johnson & Johnson
0.332% due 11/28/2016		8,900	8,913
Kansas City Southern de Mexico S.A. de C.V.
0.956% due 10/28/2016		600	599
Kraft Foods Group, Inc.
1.625% due 06/04/2015		2,721	2,726
McKesson Corp.
0.665% due 09/10/2015		7,000	7,003
MGM Resorts International
7.500% due 06/01/2016		1,100	1,159
7.625% due 01/15/2017		400	430
President and Fellows of Harvard College
6.000% due 01/15/2019		400	464
Rockies Express Pipeline LLC
3.900% due 04/15/2015		400	400
Rohm & Haas Co.
6.000% due 09/15/2017		115	127
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		600	606
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	599
Transocean, Inc.
4.950% due 11/15/2015		162	165
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	3,150	3,692
Viacom, Inc.
4.250% due 09/15/2015		$2,500	2,540
Zimmer Holdings, Inc.
3.550% due 04/01/2025		1,700	1,736

			74,600

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.8%
Petrobras Global Finance BV
2.000% due 05/20/2016		$6,900	$6,617
2.393% due 01/15/2019		600	521
3.151% due 03/17/2020		600	519
3.250% due 04/01/2019	EUR	1,600	1,536
6.250% due 12/14/2026	GBP	600	772
Shell International Finance BV
0.467% due 11/15/2016		$2,100	2,105
Sprint Communications, Inc.
6.000% due 12/01/2016		4,975	5,203
Verizon Communications, Inc.
1.801% due 09/15/2016		8,600	8,742
2.021% due 09/14/2018		3,400	3,549
2.500% due 09/15/2016		1,783	1,821
3.000% due 11/01/2021		1,900	1,941
3.500% due 11/01/2024		2,100	2,153
3.650% due 09/14/2018		2,100	2,234
4.400% due 11/01/2034		3,200	3,271

			40,984

Total Corporate Bonds & Notes (Cost $321,280)			317,978

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		100	149
6.918% due 04/01/2040		1,100	1,547
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		100	150
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		100	156
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		100	131
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039		600	775
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031		500	569

			3,477

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		300	387
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035		200	245

			632

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034		500	580

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$1,000	$1,465

NEW YORK 0.5%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	115
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,800	5,624
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,244

		6,983

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	229

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,618
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	576

		2,194

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	530	464

Total Municipal Bonds & Notes (Cost $13,094)		16,170

U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
0.234% due 12/25/2036	51	50
0.524% due 07/25/2037 - 03/25/2044	328	328
0.554% due 07/25/2037	148	149
0.574% due 09/25/2035	209	211
0.584% due 09/25/2035	379	381
0.894% due 06/25/2037	515	525
0.904% due 06/25/2040	873	889
0.924% due 01/25/2040	1,416	1,442
1.321% due 07/01/2044	29	29
2.194% due 05/25/2035	22	23
2.260% due 08/01/2033	27	29
2.310% due 08/01/2022	100	101
2.330% due 09/01/2033	85	90
2.485% due 01/01/2036	59	63
2.838% due 06/01/2033	193	204
2.960% due 05/01/2022	4,040	4,251
3.000% due 05/01/2036	3	3
3.155% due 05/01/2022	1,069	1,139
3.750% due 07/25/2042	4,608	4,871
4.000% due 09/01/2020 - 04/01/2045	645	683
4.360% due 12/01/2036	17	18
4.500% due 02/01/2020 - 10/01/2041	13,019	14,232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.501% due 07/01/2019	$1,203	$1,331
4.520% due 09/01/2034	13	14
5.000% due 07/01/2024 - 06/01/2040	5,964	6,649
5.500% due 01/01/2021 - 01/01/2040	5,529	6,214
6.000% due 08/01/2036 - 02/01/2038	306	350
6.500% due 10/01/2035 - 10/01/2036	215	247
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	473	472
Freddie Mac
0.745% due 06/15/2041	250	253
0.875% due 08/15/2037	304	309
0.885% due 10/15/2037	66	67
0.895% due 05/15/2037 - 09/15/2037	343	350
1.314% due 02/25/2045	28	28
2.250% due 02/01/2024	5	5
2.471% due 03/01/2034	147	157
4.000% due 06/15/2038	489	496
4.500% due 03/01/2029	112	123
5.000% due 07/01/2035 - 12/01/2038	1,319	1,461
5.500% due 08/15/2030 - 07/01/2038	95	106
Ginnie Mae
1.625% due 03/20/2027	2	2
3.500% due 04/01/2045	24,300	25,600
5.000% due 04/15/2036 - 09/15/2039	4,292	4,797
8.000% due 02/15/2030	1	1
Small Business Administration
5.520% due 06/01/2024	249	274

Total U.S. Government Agencies (Cost $77,262)		79,017

U.S. TREASURY OBLIGATIONS 21.6%
U.S. Treasury Bonds
3.000% due 11/15/2044	1,150	1,260
3.125% due 08/15/2044	12,500	14,017
4.250% due 05/15/2039	3,000	3,965
4.500% due 08/15/2039	8,100	11,094
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (h)	7,642	7,717
0.125% due 07/15/2022 (h)	39,743	40,221
0.125% due 07/15/2024 (h)	13,388	13,413
0.250% due 01/15/2025	60,001	60,554
0.375% due 07/15/2023 (h)	11,671	11,986
1.125% due 01/15/2021 (h)	962	1,034
1.750% due 01/15/2028	4,463	5,234
2.000% due 01/15/2026 (h)	3,298	3,914
2.375% due 01/15/2025	13,392	16,261
2.375% due 01/15/2027	14,952	18,480
2.500% due 01/15/2029	4,246	5,437
3.625% due 04/15/2028	145	204
3.875% due 04/15/2029	1,991	2,930
U.S. Treasury Notes
2.000% due 05/31/2021 (h)(j)	28,800	29,453
2.125% due 09/30/2021 (h)	56,600	58,223
2.375% due 08/15/2024 (h)(j)	14,000	14,553

Total U.S. Treasury Obligations (Cost $316,113)		319,950

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.2%
American Home Mortgage Investment Trust
2.378% due 02/25/2045		$98	$98
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	415	449
Banc of America Commercial Mortgage Trust
5.597% due 04/10/2049		$108	108
5.727% due 05/10/2045		400	412
Banc of America Funding Trust
2.645% due 05/25/2035		117	119
2.868% due 01/20/2047 ^		173	145
BCRR Trust
5.858% due 07/17/2040		445	462
Bear Stearns Adjustable Rate Mortgage Trust
2.510% due 04/25/2033		1	1
2.526% due 01/25/2034		2	2
2.679% due 01/25/2034		55	55
Bear Stearns ALT-A Trust
0.514% due 08/25/2036 ^		3,423	2,607
2.651% due 09/25/2035		113	97
2.671% due 05/25/2035		508	494
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		1,387	1,410
ChaseFlex Trust
0.474% due 07/25/2037		880	760
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		47	46
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044		1,626	1,634
Countrywide Alternative Loan Trust
0.294% due 06/25/2036		5,454	4,797
0.354% due 05/25/2047		501	421
6.000% due 10/25/2033		18	19
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		50	48
2.467% due 02/20/2035		382	377
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		81	86
5.460% due 09/15/2039		4,228	4,432
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^		2,720	2,671
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		154	141
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	543	583
0.376% due 12/20/2054		$79	79
0.745% due 12/20/2054	GBP	2,042	3,018
0.825% due 12/20/2054		1,045	1,545
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	11	12
0.943% due 01/20/2044	GBP	11	17
0.946% due 09/20/2044		71	104
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	286	212
GSR Mortgage Loan Trust
2.235% due 06/25/2034		$84	82
4.801% due 11/25/2035 ^		404	366
4.968% due 11/25/2035		135	130
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037 ^		61	58
HarborView Mortgage Loan Trust
0.398% due 05/19/2035		2,414	2,023
Impac CMB Trust
1.174% due 07/25/2033		35	33
IndyMac Mortgage Loan Trust
0.364% due 09/25/2046		517	445
0.794% due 06/25/2034		495	468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		$1,218	$1,293
5.439% due 01/15/2049		4,568	4,894
JPMorgan Mortgage Trust
2.503% due 08/25/2034		1,596	1,601
2.556% due 07/25/2035		1,919	1,926
4.967% due 11/25/2035		266	254
5.750% due 01/25/2036 ^		65	61
Lanark Master Issuer PLC
1.662% due 12/22/2054		2,710	2,731
LB Commercial Mortgage Trust
5.855% due 07/15/2044		4,444	4,839
Leek Finance PLC
0.485% due 12/21/2038		1,508	1,568
0.844% due 12/21/2037	GBP	61	95
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		$132	122
0.424% due 11/25/2035		91	87
1.878% due 12/25/2032		3	3
1.944% due 01/25/2029		5	5
2.464% due 02/25/2035		1,802	1,807
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	214
Morgan Stanley Capital Trust
5.204% due 11/14/2042		1,490	1,504
5.439% due 02/12/2044		291	291
5.610% due 04/15/2049		79	79
Prime Mortgage Trust
0.574% due 02/25/2034		17	16
Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2036		1,204	928
5.500% due 01/25/2035 ^		2,340	2,370
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		23	25
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	12	12
Structured Adjustable Rate Mortgage Loan Trust
2.537% due 08/25/2035		$110	104
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035		591	570
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		480	462
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^		898	810
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045		51	47
1.128% due 02/25/2046		190	180
1.328% due 11/25/2042		26	24
1.528% due 08/25/2042		17	16
1.948% due 02/27/2034		57	55
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		162	165
2.615% due 03/25/2036		214	214
2.625% due 07/25/2036 ^		1,344	1,314

Total Mortgage-Backed Securities (Cost $61,688)			61,753

ASSET-BACKED SECURITIES 6.1%
Access Group, Inc.
1.556% due 10/27/2025		662	664
Ally Auto Receivables Trust
0.200% due 10/15/2015		792	792
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		18	17
Argent Securities Trust
0.444% due 05/25/2036		7,481	2,814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.814% due 07/25/2035		$300	$274
Bear Stearns Asset-Backed Securities Trust
1.124% due 10/25/2037		3,497	2,886
Citigroup Mortgage Loan Trust, Inc.
0.314% due 05/25/2037		97	94
Countrywide Asset-Backed Certificates
0.304% due 11/25/2037		2,104	2,084
0.314% due 02/25/2037		1,497	1,444
0.314% due 05/25/2037		7,863	6,472
0.314% due 07/25/2037		14,300	11,490
0.324% due 04/25/2047		1,038	851
0.654% due 12/25/2031		49	37
5.530% due 04/25/2047 ^		3,350	3,339
Countrywide Asset-Backed Certificates Trust
0.521% due 05/25/2036		11,225	10,867
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032		10	9
Credit-Based Asset Servicing and Securitization LLC
0.421% due 07/25/2036		2,000	1,435
Fremont Home Loan Trust
0.234% due 01/25/2037		10	5
Hillmark Funding Ltd.
0.512% due 05/21/2021		743	736
JPMorgan Mortgage Acquisition Trust
0.384% due 03/25/2037		5,048	4,489
Long Beach Mortgage Loan Trust
0.554% due 08/25/2045		11,642	10,944
0.734% due 10/25/2034		12	12
RAAC Trust
0.654% due 03/25/2037		2,053	1,989
Residential Asset Securities Corp. Trust
0.614% due 12/25/2035		10,019	7,326
0.644% due 11/25/2035		13,000	9,609
SLM Private Education Loan Trust
3.425% due 05/16/2044		224	237
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	880	935
SpringCastle America Funding LLC
2.700% due 05/25/2023		$4,964	4,983
Structured Asset Securities Corp. Mortgage Loan Trust
0.494% due 05/25/2037		1,535	1,401
0.514% due 02/25/2036		2,618	2,345
Wood Street CLO BV
0.431% due 11/22/2021	EUR	188	200

Total Asset-Backed Securities (Cost $89,117)			90,780

SOVEREIGN ISSUES 13.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		600	474
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	34,300	9,770
0.000% due 04/01/2016		45,000	12,425
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,392
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	19,800	21,727
2.250% due 05/15/2016		2,000	2,204
2.750% due 12/01/2015		5,500	6,022
3.000% due 11/01/2015		300	328
3.750% due 08/01/2015		1,500	1,633
3.750% due 04/15/2016		2,900	3,239
3.750% due 08/01/2016		900	1,015
3.750% due 09/01/2024		26,800	35,252
4.500% due 07/15/2015		5,400	5,885

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 03/01/2024	EUR	10,500	$14,462
4.750% due 05/01/2017		15,700	18,497
5.250% due 08/01/2017		5,200	6,247
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		500	537
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	307
Mexico Government International Bond
4.750% due 06/14/2018	MXN	26,700	1,754
Province of Ontario
1.100% due 10/25/2017		$300	301
1.650% due 09/27/2019		900	905
5.500% due 06/02/2018	CAD	100	90
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,818
Republic of Greece Government Bond
3.000% due 02/24/2036	EUR	1,200	625
3.800% due 08/08/2017	JPY	480,000	2,666
4.750% due 04/17/2019	EUR	2,300	1,644
Slovenia Government International Bond
4.750% due 05/10/2018		$2,600	2,792
5.250% due 02/18/2024		1,600	1,844
5.500% due 10/26/2022		2,100	2,428
5.850% due 05/10/2023		500	594
Spain Government International Bond
2.750% due 10/31/2024	EUR	8,800	10,801
3.150% due 01/31/2016		300	331
3.300% due 07/30/2016		1,800	2,021
3.750% due 10/31/2015		9,700	10,664
3.800% due 04/30/2024		3,500	4,623
4.250% due 10/31/2016		1,400	1,606
4.400% due 10/31/2023		2,600	3,554

Total Sovereign Issues (Cost $217,330)			193,477

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
Wells Fargo & Co.
7.500% (d)	6,450	$7,871

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)	40,000	0

Total Convertible Preferred Securities (Cost $8,369)		7,871

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
7.875% due 10/30/2040	65,000	1,724

Total Preferred Securities (Cost $1,730)		1,724

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	$8,000	7,995
1.107% due 05/16/2016	2,500	2,489
Credit Suisse
0.583% due 08/24/2015	12,100	12,102
0.674% due 12/07/2015	4,400	4,402
Intesa Sanpaolo SpA
1.650% due 04/07/2015	10,500	10,500

		37,488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.0%
		$448

U.S. TREASURY BILLS 0.3%
0.043% due 04/16/2015 - 06/25/2015 (b)(f)(h)(j)	$3,589	3,589

Total Short-Term Instruments (Cost $41,539)		41,525

Total Investments in Securities (Cost $1,152,273)		1,135,015

	SHARES
INVESTMENTS IN AFFILIATES 23.8%

SHORT-TERM INSTRUMENTS 23.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.8%
PIMCO Short-Term Floating NAV Portfolio	1,008	10
PIMCO Short-Term Floating NAV Portfolio III	35,475,265	351,808

Total Short-Term Instruments (Cost $351,757)		351,818

Total Investments in Affiliates (Cost $351,757)		351,818

Total Investments 100.4% (Cost $1,504,030)		$1,486,833

Financial Derivative Instruments (g)(i) 3.3% (Cost or Premiums, net $(2,045))		48,537

Other Assets and Liabilities, net (3.7%)		(54,509)

Net Assets 100.0%		$1,480,861

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$448	Freddie Mac 2.080% due 10/17/2022	$(459)	$448	$448

Total Repurchase Agreements						$(459)	$448	$448

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,608 at a weighted average interest rate of (0.228%).

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$46,600	$(46,910)	$(47,652)
Fannie Mae	3.500%	05/01/2045	67,900	(71,057)	(71,168)
Fannie Mae	4.000%	05/01/2045	130,500	(139,125)	(139,326)

Total Short Sales				$(257,092)	$(258,146)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

(f)	Securities with an aggregate market value of $1,136 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$448	$0	$0	$448	$(459)	$(11)

Total Borrowings and Other Financing Transactions	$448	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$103.000	05/22/2015	892	$7	$14
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	200	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/22/2015	107	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	1,742	15	27
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.500	05/22/2015	498	4	4

				$29	$49

Total Purchased Options				$29	$49

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	507	$(434)	$(555)

Total Written Options				$(434)	$(555)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	795	$333	$30	$0
90-Day Eurodollar December Futures	Short	12/2016	1,023	(979)	0	(116)
90-Day Eurodollar June Futures	Short	06/2015	468	(38)	0	(6)
90-Day Eurodollar June Futures	Short	06/2016	33	(5)	0	(3)
90-Day Eurodollar March Futures	Short	03/2016	291	(47)	0	(18)
90-Day Eurodollar September Futures	Short	09/2015	256	(29)	0	(6)
90-Day Eurodollar September Futures	Short	09/2016	5	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	171	(296)	14	(15)
E-mini S&P 500 Index June Futures	Long	06/2015	8,042	1,879	0	(5,952)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	95	102	107	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	1	1	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	Long	06/2015	498	$739	$101	$0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,434	2,433	761	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	17	(49)	0	(7)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	21	16	6	0

Total Futures Contracts				$4,059	$1,019	$(6,124)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$	49,000	$4,091	$1,148	$57	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020		13,200	959	52	15	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019		302,400	5,134	429	54	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020		7,600	140	(4)	1	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	78,900	1,994	108	0	0

					$12,318	$1,733	$127	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	215,200	$(1,304)	$(674)	$0	$(93)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		858,800	(13,232)	(6,035)	0	(927)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		115,300	(4,789)	(2,429)	0	(195)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		346,800	(18,879)	(10,572)	0	(715)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		32,000	(558)	(93)	0	(65)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		24,200	(6,057)	(7,780)	0	(29)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	64,800	(1,062)	(407)	0	(232)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		6,700	(402)	(419)	0	(141)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		2,600	(338)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,700	(539)	(196)	0	(60)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	5,300	(143)	(106)	1	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		15,900	(821)	(667)	3	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,400	2	(1)	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		114,400	103	(15)	4	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		20,000	34	(10)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		175,000	6	(2)	26	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		80,000	9	9	12	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		33,600	3	3	5	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023		1,400	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		1,400	1	(2)	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		40,000	109	90	9	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		21,700	47	64	5	0

						$(47,811)	$(29,242)	$67	$(2,457)

Total Swap Agreements						$(35,493)	$(27,509)	$194	$(2,457)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $65,421 and cash of $16,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$49	$1,019	$194	$1,262	$(555)	$(6,124)	$(2,457)	$(9,136)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	239	$		188	$0	$(1)

BOA	04/2015		BRL	3,955			1,233	0	(6)
	04/2015		EUR	165,164			186,484	8,879	0
	04/2015		GBP	196			290	0	(1)
	04/2015		INR	338,867			5,358	0	(80)
	04/2015	$		1,272		BRL	3,955	0	(32)
	04/2015			3,573		CAD	4,535	8	0
	04/2015			4,339		GBP	2,896	0	(43)
	05/2015		CAD	10,852	$		9,887	1,322	0
	05/2015	$		8,402		MXN	127,031	0	(90)
	06/2015		EUR	4,186	$		5,691	1,186	0
	06/2016			11,782			16,131	3,330	0
	06/2016	$		690		EUR	511	0	(135)

BPS	04/2015		BRL	43,588	$		13,587	0	(70)
	04/2015		EUR	10,980			11,635	0	(171)
	04/2015	$		13,557		BRL	43,588	132	(33)
	04/2015			83,779		JPY	10,015,786	0	(268)
	05/2015		JPY	10,015,786	$		83,814	263	0
	06/2015		EUR	1,882			2,552	527	0
	06/2015	$		2,786		EUR	2,078	0	(549)
	07/2015		DKK	1,740	$		253	2	0
	01/2016			10,545			1,641	110	0
	04/2016		BRL	45,000			12,587	0	(119)

BRC	04/2015		SGD	103			76	1	0
	04/2015		ZAR	1,447			124	5	0
	05/2015		MXN	11,163			750	19	0
	06/2015		EUR	4,025			5,424	1,092	0
	06/2016			2,227			3,062	641	0

CBK	04/2015			32,907			35,524	141	0
	04/2015	$		2,204		AUD	2,837	0	(43)
	04/2015			8,519		CAD	10,652	0	(108)
	05/2015		MXN	65,215	$		4,213	0	(54)
	05/2015	$		849		MXN	12,894	3	(8)
	06/2015		EUR	2,736	$		3,740	795	0

DUB	04/2015		BRL	31,108			9,697	0	(50)
	04/2015		INR	147,016			2,324	0	(35)
	04/2015		JPY	5,590,586			46,785	171	0
	04/2015	$		9,086		AUD	11,859	0	(54)
	04/2015			9,840		BRL	31,108	0	(93)
	05/2015		MXN	22,205	$		1,433	0	(20)
	07/2015	$		6,083		BRL	16,502	0	(1,051)
	10/2015		DKK	3,683	$		570	37	0
	01/2016		BRL	34,300			10,035	131	0
	01/2016		DKK	25,012			3,860	229	0
	06/2016		EUR	1,223			1,675	346	0
	06/2016	$		2,553		EUR	1,889	0	(501)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		BRL	3,958	$		1,272	$32	$0
	04/2015	$		1,234		BRL	3,958	6	0
	06/2015		EUR	7,809	$		10,484	2,079	0

GLM	04/2015		AUD	14,764			11,510	265	0
	04/2015		BRL	8,199			2,556	0	(13)
	04/2015		EUR	1,012			1,136	48	0
	04/2015		GBP	3,050			4,695	171	0
	04/2015		INR	265,206			4,190	0	(66)
	04/2015		JPY	912,800			7,541	0	(70)
	04/2015	$		2,566		BRL	8,199	3	0
	04/2015			2,846		EUR	2,619	0	(30)
	05/2015		BRL	8,199	$		2,545	0	(3)
	05/2015	$		179		MXN	2,679	0	(4)
	06/2015			28,148		EUR	21,001	0	(5,544)
	10/2015		DKK	9,307	$		1,440	93	0
	01/2016			7,369			1,144	74	0

HUS	04/2015		CAD	312			246	0	0
	04/2015		HKD	1,209			156	0	0
	04/2015		INR	317,956			5,023	0	(79)
	10/2015		DKK	6,135			952	65	0

JPM	04/2015		BRL	12,152			4,127	320	0
	04/2015		EUR	5,820			6,201	0	(57)
	04/2015		GBP	492			756	26	0
	04/2015		JPY	3,512,400			28,937	0	(349)
	04/2015	$		3,788		BRL	12,152	20	0
	04/2015			11,301		EUR	10,221	0	(311)
	04/2015			17,173		MXN	252,723	0	(623)
	05/2015		KRW	15,632,898	$		13,822	0	(249)
	06/2015		INR	806,176			12,718	0	(53)
	06/2015	$		4,166		EUR	3,116	0	(813)
	10/2015		DKK	14,538	$		2,234	130	0

MSB	04/2015		BRL	70,741			22,052	89	(202)
	04/2015		DKK	2,350			359	21	0
	04/2015		GBP	14,818			22,339	358	0
	04/2015	$		22,051		BRL	70,741	114	0
	05/2015		MXN	22,220	$		1,434	0	(20)
	05/2015	$		6,610		MXN	101,447	28	0
	06/2015		EUR	3,165	$		4,339	932	0
	08/2015		SAR	2,143			571	0	(1)
	08/2015	$		570		SAR	2,143	1	0
	06/2016		EUR	3,127	$		4,301	903	0

NAB	06/2015			2,392			3,253	678	0
	06/2016			6,803			9,341	1,948	0
	07/2016			8,443			11,454	2,264	0

NGF	04/2015		INR	36,311			574	0	(8)
	05/2015		MXN	22,199			1,433	0	(20)

SCX	04/2015	$		24,078		INR	1,510,870	168	0
	05/2015			12,526		MXN	183,773	0	(502)

SOG	04/2015		CAD	14,636	$		11,693	137	0
	05/2015	$		11,687		CAD	14,636	0	(137)

UAG	04/2015		EUR	24,670	$		28,057	1,530	0
	04/2015		INR	806,208			12,858	0	(79)
	04/2015	$		69,922		EUR	63,641	0	(1,492)
	04/2015			6,439		INR	400,694	0	(9)
	05/2015		EUR	63,641	$		69,953	1,493	0
	06/2015	$		12,683		INR	806,208	87	0
	01/2016		DKK	9,380	$		1,376	14	0

Total Forward Foreign Currency Contracts								$33,467	$(14,349)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015	$	52,000	$5	$2

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		25,000	3	1
	Put - OTC CDX.IG-24 5-Year Index	Buy	1.700%	07/15/2015		100,000	10	5
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	78,000	8	4

							$26	$12

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	29,400	$48	$48

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$	381	8	5
	Call - OTC USD versus CNH		7.500	02/02/2016		381	2	1

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015		5,200	11	5

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		8,360	226	135
	Call - OTC USD versus CNH		7.400	02/02/2016		8,360	50	20

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		1,600	5	1

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		7,979	168	96
	Call - OTC USD versus CNH		7.500	02/02/2016		7,979	44	17

							$562	$328

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	4,000	$8	$8
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		96,700	219	329
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		48,700	101	175

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		4,800	368	228
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		5,900	511	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		8,100	591	350

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		192,800	557	657

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		231,600	487	467
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		231,000	485	488
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		129,400	342	429
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		163,500	386	444
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		24,400	1,740	1,022

								$5,795	$4,859

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$22,000	$53	$41

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	109.766	05/06/2015	$21,500	$1	$0
	Call - OTC Fannie Mae 4.00% due 05/01/2045		113.141	05/06/2015	60,000	2	0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		111.719	04/07/2015	10,000	0	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		110.781	06/04/2015	58,000	2	0

						$5	$0

	Total Purchased Options					$6,441	$5,240

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	5,192	$(75)	$(264)
	Call - OTC EUR versus JPY		142.900	04/14/2015		5,192	(51)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		6,322	(37)	(68)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	757	(16)	(21)
	Call - OTC USD versus BRL		3.960	03/10/2016		1,558	(50)	(61)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	13,431	(93)	(84)
	Call - OTC EUR versus USD		1.110	05/22/2015		13,431	(93)	(91)
	Put - OTC EUR versus USD		1.040	06/11/2015		20,137	(120)	(215)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	762	(8)	(3)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	9,300	(59)	(139)
	Put - OTC AUD versus USD		0.763	06/01/2015		9,300	(68)	(161)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	4,604	(102)	(130)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	6,320	(50)	(156)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	3,803	(122)	(150)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		16,720	(176)	(85)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	9,000	(61)	(145)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	15,958	(146)	(69)

							$(1,327)	$ (1,842)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,100	$(10)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	400	(5)	0

						$(15)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	4,000	$(8)	$(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		10,000	(108)	(240)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		19,900	(242)	(621)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		20,200	(369)	(217)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		24,800	(512)	(251)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		34,000	(591)	(336)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		39,800	(563)	(1,243)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		231,600	(486)	(469)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		231,000	(485)	(494)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		52,900	(387)	(389)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		52,900	(363)	(291)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		102,400	(1,755)	(968)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		28,100	(342)	(522)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		35,400	(399)	(410)

								$(6,610)	$(6,459)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$44,000	$(53)	$(34)

Total Written Options						$(8,005)	$(8,336)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	503	$3,900	AUD	0	EUR	0	GBP	0	JPY	0	$(1,334)
Sales	2,804	2,197,347		70,879		440,853		31,760		8,660	(20,957)
Closing Buys	(2,140)	(355,995)		0		(75,874)		0		(8,660)	9,487
Expirations	(554)	(719,341)		(23,459)		(249,622)		(19,260)		0	3,133
Exercised	(106)	(149,249)		(19,820)		(45,332)		(12,500)		0	1,232

Balance at End of Period	507	$976,662	AUD	27,600	EUR	70,025	GBP	0	JPY	0	$(8,439)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$100	$0	$(2)	$0	$(2)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	400	0	(7)	0	(7)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	200	0	(4)	0	(4)

						$0	$(13)	$0	$(13)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$30	$33	$63	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	$	2,400	$(34)	$(8)	$0	$(42)
	Italy Government International Bond	1.000%	06/20/2019	0.859%		2,200	(40)	53	13	0
	Republic of Korea	1.000%	09/20/2022	0.735%		700	10	3	13	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%		14,400	92	26	118	0
	Republic of Korea	1.000%	09/20/2022	0.735%		300	5	1	6	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		500	(7)	7	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		900	(1)	(2)	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%		800	9	0	9	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%		500	(8)	13	5	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		200	0	1	1	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		3,500	(31)	(11)	0	(42)

CBK	China Government International Bond	1.000%	12/20/2019	0.827%		7,000	56	1	57	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		2,500	(30)	(15)	0	(45)
	Russia Government International Bond	1.000%	09/20/2015	3.577%		2,300	(27)	0	0	(27)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		400	6	(1)	5	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		1,000	(10)	10	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		400	(1)	0	0	(1)
	China Government International Bond	1.000%	12/20/2019	0.827%		6,500	46	7	53	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		100	(4)	5	1	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,800	(29)	42	13	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		800	(14)	19	5	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		900	0	5	5	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.278%		800	10	(2)	8	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		800	(6)	10	4	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%		1,900	5	6	11	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.671%		7,500	0	104	104	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	1.296%		1,700	(2)	(3)	0	(5)
	Dell, Inc.	1.000%	12/20/2019	1.661%		5,000	(244)	98	0	(146)

GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%		500	(7)	7	0	0
	Brazil Government International Bond	1.000%	12/20/2019	2.676%		1,300	(40)	(55)	0	(95)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		600	(8)	(3)	0	(11)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		1,400	(13)	23	10	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%		3,600	(122)	141	19	0
	Novo Banco S.A.	5.000%	12/20/2015	2.991%	EUR	1,300	0	23	23	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	$	3,400	2	45	47	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized/ Appreciation (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	600	$(6)	$6	$0	$0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		5,300	(142)	124	0	(18)
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%		200	(3)	5	2	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,800	(30)	43	13	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		200	(1)	3	2	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		3,500	(9)	9	0	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%		100	(1)	1	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%		17,200	119	23	142	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%		3,700	(219)	118	0	(101)
	Spain Government International Bond	1.000%	06/20/2019	0.671%		4,000	(2)	57	55	0

MYC	Indonesia Government International Bond	1.000%	09/20/2016	0.452%		1,600	(122)	136	14	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		1,000	(17)	23	6	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		1,400	(9)	15	6	0
	Republic of Korea	1.000%	09/20/2022	0.735%		100	1	0	1	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%		1,500	3	18	21	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%		500	(5)	5	0	0

							$(882)	$1,136	$792	$(538)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$807	$(160)	$1	$0	$(159)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	600	80	10	90	0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	49	(53)	0	(4)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	700	93	12	105	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	110	(114)	0	(4)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	386	0	5	5	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,008	189	(202)	0	(13)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	675	0	9	9	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	74	(77)	0	(3)

					$435	$(409)	$209	$(183)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	33,700	$57	$(182)	$0	$(125)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		1,100	1	(25)	0	(24)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	9,200	(10)	86	76	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	485	0	78	78	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		100	1	(1)	0	0

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	66,500	$31	$(304)	$0	$(273)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		86,600	(165)	(1,113)	0	(1,278)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		38,400	27	(209)	0	(182)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	9,200	(1)	83	82	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	240	3	37	40	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	4,400	0	33	33	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		10,900	(3)	(10)	0	(13)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	120	0	2	2	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	48,600	79	(259)	0	(180)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		39,200	126	(474)	0	(348)

FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018		91,700	148	(487)	0	(339)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		8,300	34	(108)	0	(74)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	3	5	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		310	0	50	50	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		128	0	12	12	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		200	2	27	29	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	600	0	(14)	0	(14)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		37,200	1	(198)	0	(197)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	500	(1)	1	0	0
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	26,300	(57)	231	174	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		21,400	(4)	238	234	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		31,400	(3)	(36)	0	(39)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	3,460	0	35	35	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	1,100	0	(26)	0	(26)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		37,500	13	(212)	0	(199)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	200	0	28	28	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	38,200	5	(207)	0	(202)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,100	0	12	12	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	250	0	40	40	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(9)	0	(10)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		8,100	28	(100)	0	(72)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		20,800	40	(139)	0	(99)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	12,900	(12)	97	85	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	100	0	1	1	0

							$341	$(3,019)	$1,016	$(3,694)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	103,567	3-Month USD-LIBOR plus a specified spread	04/28/2015	$	350,932		$42,737	$42,737	$0

									$42,737	$42,737	$0

Total Swap Agreements								$(76)	$40,465	$44,817	$(4,428)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $8,964 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	14,725	560	270	15,555	(387)	(1,283)	(350)	(2,020)	15,535	(12,110)	1,425
BPS	1,034	0	42,983	44,017	(1,210)	(390)	(1,733)	(3,333)	40,684	(43,970)	(3,286)
BRC	1,758	6	15	1,779	0	(3)	(49)	(52)	1,727	(1,770)	(43)
CBK	939	0	197	1,136	(213)	(1)	(85)	(299)	837	(320)	517
DUB	914	840	209	1,963	(1,804)	(804)	(535)	(3,143)	(1,180)	(26,590)	(27,770)
FBF	2,117	2	96	2,215	0	(430)	(573)	(1,003)	1,212	(1,110)	102
GLM	654	703	443	1,800	(5,730)	(1,277)	(254)	(7,261)	(5,461)	5,537	76
GST	0	0	104	104	0	0	(106)	(106)	(2)	0	(2)
HUS	65	0	17	82	(79)	(156)	(256)	(491)	(409)	387	(22)
JPM	496	165	297	958	(2,455)	(235)	(101)	(2,791)	(1,833)	1,722	(111)
MSB	2,446	1	0	2,447	(223)	(145)	0	(368)	2,079	(2,130)	(51)
MYC	0	2,850	100	2,950	0	(3,543)	(205)	(3,748)	(798)	548	(250)
NAB	4,890	0	0	4,890	0	0	0	0	4,890	(4,760)	130
NGF	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
SCX	168	0	0	168	(502)	0	0	(502)	(334)	464	130
SOG	137	0	0	137	(137)	0	0	(137)	0	0	0
UAG	3,124	113	86	3,323	(1,580)	(69)	(181)	(1,830)	1,493	(1,040)	453

Total Over the Counter	$33,467	$5,240	$44,817	$83,524	$(14,349)	$(8,336)	$(4,428)	$(27,113)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$49	$49
Futures	0	0	0	0	1,019	1,019
Swap Agreements	0	127	0	0	67	194

	$0	$127	$0	$0	$1,135	$1,262

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,467	$0	$33,467
Purchased Options	0	12	0	328	4,900	5,240
Swap Agreements	0	1,064	42,737	0	1,016	44,817

	$0	$1,076	$42,737	$33,795	$5,916	$83,524

	$0	$1,203	$42,737	$33,795	$7,051	$84,786

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$555	$555
Futures	0	0	5,952	0	172	6,124
Swap Agreements	0	0	0	0	2,457	2,457

	$0	$0	$5,952	$0	$3,184	$9,136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,349	$0	$14,349
Written Options	0	0	0	1,842	6,494	8,336
Swap Agreements	0	721	0	13	3,694	4,428

	$0	$721	$0	$16,204	$10,188	$27,113

	$0	$721	$5,952	$16,204	$13,372	$36,249

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(147)	$(147)
Written Options	0	0	1,805	0	416	2,221
Futures	0	0	68,808	0	9,801	78,609
Swap Agreements	0	4,463	0	0	(14,883)	(10,420)

	$0	$4,463	$70,613	$0	$(4,813)	$70,263

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,463	$0	$40,463
Purchased Options	0	(19)	(58)	(21)	4,361	4,263
Written Options	0	556	299	(751)	(2,239)	(2,135)
Swap Agreements	0	940	25,872	0	824	27,636

	$0	$1,477	$26,113	$39,691	$2,946	$70,227

	$0	$5,940	$96,726	$39,691	$(1,867)	$140,490

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Written Options	0	0	(211)	0	(119)	(330)
Futures	0	0	(3,060)	0	1,323	(1,737)
Swap Agreements	0	1,676	0	0	(26,302)	(24,626)

	$0	$1,676	$(3,271)	$0	$(25,079)	$(26,674)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,332	$0	$20,332
Purchased Options	0	(14)	0	(234)	(952)	(1,200)
Written Options	0	0	0	(517)	170	(347)
Swap Agreements	0	189	41,155	(13)	(3,001)	38,330

	$0	$175	$41,155	$19,568	$(3,783)	$57,115

	$0	$1,851	$37,884	$19,568	$(28,862)	$30,441

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,770	$0	$4,770
Corporate Bonds & Notes
Banking & Finance	0	202,394	0	202,394
Industrials	0	74,600	0	74,600
Utilities	0	40,984	0	40,984
Municipal Bonds & Notes
California	0	3,477	0	3,477
Illinois	0	632	0	632
Iowa	0	580	0	580
Nevada	0	146	0	146
New Jersey	0	1,465	0	1,465
New York	0	6,983	0	6,983
North Carolina	0	229	0	229
Ohio	0	2,194	0	2,194
West Virginia	0	464	0	464
U.S. Government Agencies	0	79,017	0	79,017
U.S. Treasury Obligations	0	319,950	0	319,950
Mortgage-Backed Securities	0	61,753	0	61,753
Asset-Backed Securities	0	90,780	0	90,780
Sovereign Issues	0	193,477	0	193,477

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Convertible Preferred Securities
Banking & Finance	$0	$7,871	$0	$7,871
Preferred Securities
Banking & Finance	1,724	0	0	1,724
Short-Term Instruments
Certificates of Deposit	0	37,488	0	37,488
Repurchase Agreements	0	448	0	448
U.S. Treasury Bills	0	3,589	0	3,589
	$1,724	$1,133,291	$0	$1,135,015

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$351,818	$0	$0	$351,818

Total Investments	$353,542	$1,133,291	$0	$1,486,833

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(258,146)	$0	$(258,146)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,019	$243	$0	$1,262
Over the counter	0	83,524	0	83,524
	$1,019	$83,767	$0	$84,786

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6,124)	$(3,012)	$0	$(9,136)
Over the counter	0	(27,113)	0	(27,113)
	$(6,124)	$(30,125)	$0	$(36,249)

Totals	$348,437	$928,787	$0	$1,277,224

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.3%

BANK LOAN OBLIGATIONS 0.7%
Chrysler Group LLC
3.500% due 05/24/2017		$8,137	$8,142
Community Health Systems, Inc.
3.428% due 12/31/2018		2,189	2,192
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		1,350	1,357
HCA, Inc.
2.928% due 03/31/2017		12,406	12,425
RPI Finance Trust
2.775% due 11/09/2016		2,084	2,099

Total Bank Loan Obligations (Cost $26,094)			26,215

CORPORATE BONDS & NOTES 32.3%

BANKING & FINANCE 22.1%
Ally Financial, Inc.
2.750% due 01/30/2017		4,500	4,495
3.500% due 07/18/2016		9,400	9,541
4.625% due 06/26/2015		4,100	4,126
5.500% due 02/15/2017		10,700	11,155
6.250% due 12/01/2017		3,200	3,416
ASIF
3.000% due 02/17/2017	EUR	3,100	3,481
Banco del Estado de Chile
4.125% due 10/07/2020		$13,000	13,783
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,030
4.500% due 04/06/2015		3,400	3,400
Banco Santander Chile
1.857% due 01/19/2016		1,400	1,411
Bank of America Corp.
0.577% due 09/14/2018	EUR	16,500	17,571
0.588% due 08/15/2016		$4,500	4,467
0.872% due 08/25/2017		36,000	36,028
1.031% due 09/15/2026		20,900	18,862
3.875% due 03/22/2017		12,900	13,500
6.500% due 08/01/2016		2,200	2,348
Bank of America N.A.
0.727% due 11/14/2016		21,000	21,021
Bank of Montreal
1.950% due 01/30/2018		1,000	1,020
Bank One Capital
8.750% due 09/01/2030		325	487
Barclays Bank PLC
10.179% due 06/12/2021		41,100	56,361
14.000% due 06/15/2019 (d)	GBP	6,700	13,397
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	620
6.500% due 03/10/2021		3,300	3,669
6.750% due 09/30/2022		34,200	38,755
Bear Stearns Cos. LLC
0.652% due 11/21/2016		13,669	13,658
BPCE S.A.
1.506% due 04/25/2016		5,000	5,046
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,700	6,306
BRFkredit A/S
2.000% due 04/01/2015	DKK	1,700	245
Caixa Economica Federal
4.250% due 05/13/2019		$300	289
CIT Group, Inc.
4.250% due 08/15/2017		10,300	10,480
5.000% due 05/15/2017		2,963	3,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 03/15/2018		$8,000	$8,300
5.500% due 02/15/2019		31,057	32,377
Citigroup, Inc.
0.534% due 06/09/2016		35,500	35,295
4.450% due 01/10/2017		1,000	1,054
Credit Agricole S.A.
1.413% due 04/15/2016		15,000	15,113
Denali Borrower LLC
5.625% due 10/15/2020		2,000	2,119
Eksportfinans ASA
2.000% due 09/15/2015		19,200	19,256
2.375% due 05/25/2016		22,310	22,445
Export-Import Bank of India
4.000% due 08/07/2017		10,000	10,481
Ford Motor Credit Co. LLC
0.784% due 09/08/2017		10,300	10,247
7.000% due 04/15/2015		6,700	6,711
12.000% due 05/15/2015		7,400	7,491
General Motors Financial Co., Inc.
4.750% due 08/15/2017		6,800	7,190
HBOS PLC
0.840% due 09/01/2016	EUR	100	108
0.964% due 09/06/2017		$900	900
HSBC Bank USA N.A.
6.000% due 08/09/2017		14,400	15,809
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,732
ILFC E-Capital Trust
6.250% due 12/21/2065		1,930	1,824
International Lease Finance Corp.
5.750% due 05/15/2016		3,300	3,435
7.125% due 09/01/2018		5,850	6,581
8.625% due 09/15/2015		4,500	4,635
JPMorgan Chase & Co.
0.777% due 02/15/2017		22,900	22,939
1.063% due 05/30/2017	GBP	7,700	11,331
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	6,000	6,457
6.000% due 10/01/2017		$6,627	7,343
KBC Bank NV
8.000% due 01/25/2023		800	901
LBG Capital PLC
7.375% due 03/12/2020	EUR	1,500	1,741
7.625% due 12/09/2019	GBP	3,810	5,774
7.625% due 10/14/2020	EUR	2,400	2,832
8.000% due 06/15/2020 (d)		$2,000	2,178
9.125% due 07/15/2020	GBP	3,223	4,889
Mizuho Bank Ltd.
0.717% due 09/25/2017		$800	799
National City Bank
0.634% due 06/07/2017		700	697
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	2,000	3,059
Navient Corp.
6.000% due 01/25/2017		$300	316
6.250% due 01/25/2016		8,717	8,989
8.000% due 03/25/2020		10,700	11,929
8.450% due 06/15/2018		700	779
NRAM PLC
5.625% due 06/22/2017		2,600	2,850
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	95,600	13,929
2.000% due 01/01/2016		11,400	1,669
2.000% due 04/01/2016		22,600	3,325
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,300	1,312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
0.542% due 11/23/2016		$25,500	$25,508
6.875% due 03/19/2020	EUR	4,100	5,402
11.000% due 06/30/2019 (d)		$10,690	13,790
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	103,800	15,191
Regions Financial Corp.
5.750% due 06/15/2015		$2,200	2,220
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		900	1,067
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015 (f)		6,900	6,921
Springleaf Finance Corp.
5.400% due 12/01/2015		3,500	3,566
5.750% due 09/15/2016		1,400	1,456
State Bank of India
4.500% due 07/27/2015		4,300	4,345
Toll Road Investors Partnership LP
0.000% due 02/15/2045		215,704	44,241
UBS AG
5.125% due 05/15/2024		200	208
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		14,800	15,448

			792,527

INDUSTRIALS 5.4%
AbbVie, Inc.
1.015% due 11/06/2015		10,800	10,834
Actavis Funding SCS
2.350% due 03/12/2018		3,400	3,448
3.000% due 03/12/2020		3,000	3,077
Ashland, Inc.
3.000% due 03/15/2016		21,500	21,769
Braskem Finance Ltd.
5.750% due 04/15/2021		8,300	7,843
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,544
CVS Pass-Through Trust
6.943% due 01/10/2030		1,043	1,299
Daimler Finance North America LLC
1.650% due 04/10/2015		3,300	3,300
DISH DBS Corp.
7.125% due 02/01/2016		6,230	6,487
7.750% due 05/31/2015		1,700	1,714
General Mills, Inc.
0.553% due 01/29/2016		30,500	30,504
HCA, Inc.
3.750% due 03/15/2019		10,700	10,871
7.190% due 11/15/2015		770	798
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,017
Johnson & Johnson
0.332% due 11/28/2016		51,200	51,277
Lafarge S.A.
6.500% due 07/15/2016		4,600	4,887
Lennar Corp.
6.500% due 04/15/2016		4,000	4,190
MGM Resorts International
6.625% due 07/15/2015		700	708
7.500% due 06/01/2016		4,300	4,529
7.625% due 01/15/2017		700	752
Rockies Express Pipeline LLC
3.900% due 04/15/2015		2,000	2,001
STATS ChipPAC Ltd.
4.500% due 03/20/2018		4,000	3,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Capital Canada Ltd.
0.633% due 01/15/2016		$4,700	$4,713
UAL Pass-Through Trust
7.336% due 01/02/2021		1,111	1,203
VRX Escrow Corp.
5.375% due 03/15/2020		5,000	5,062
Zimmer Holdings, Inc.
3.150% due 04/01/2022		4,400	4,457

			193,274

UTILITIES 4.8%
AT&T, Inc.
0.643% due 02/12/2016		42,000	41,983
0.693% due 03/30/2017		16,600	16,579
Majapahit Holding BV
8.000% due 08/07/2019		3,000	3,547
Petrobras Global Finance BV
1.881% due 05/20/2016		1,600	1,516
2.393% due 01/15/2019		5,900	5,126
2.750% due 01/15/2018	EUR	3,800	3,693
3.151% due 03/17/2020		$400	346
3.250% due 04/01/2019	EUR	1,200	1,152
4.375% due 05/20/2023		$2,300	1,972
4.875% due 03/17/2020		2,600	2,341
5.750% due 01/20/2020		3,900	3,635
5.875% due 03/01/2018		2,100	2,016
7.875% due 03/15/2019		2,000	2,047
8.375% due 12/10/2018		400	414
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,900	1,957
Shell International Finance BV
0.467% due 11/15/2016		12,500	12,529
Sprint Communications, Inc.
8.375% due 08/15/2017		300	327
9.125% due 03/01/2017		2,424	2,654
Telefonica Chile S.A.
3.875% due 10/12/2022		4,000	4,037
Verizon Communications, Inc.
1.801% due 09/15/2016		26,100	26,530
2.021% due 09/14/2018		13,800	14,406
2.500% due 09/15/2016		4,183	4,273
3.650% due 09/14/2018		16,200	17,232

			170,312

Total Corporate Bonds & Notes (Cost $1,151,920)			1,156,113

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.1%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		700	1,045
6.918% due 04/01/2040		490	689
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		100	150
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		1,500	2,363
7.950% due 03/01/2036		19,340	23,846
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		2,730	3,190
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		300	407
7.618% due 08/01/2040		500	727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	$1,000	$1,503
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,118
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,262
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	384
6.548% due 05/15/2048	500	692
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	115
7.021% due 08/01/2040	200	231

		37,722

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	516

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	55	55

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	878

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,758

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	2,039
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,366
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	802
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	10,300	12,069
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,279

		19,555

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	$100	$134

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,744

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	265	232

Total Municipal Bonds & Notes (Cost $57,680)		68,021

U.S. GOVERNMENT AGENCIES 12.1%
Fannie Mae
0.524% due 07/25/2037 - 09/25/2042	655	658
0.554% due 07/25/2037	634	638
0.574% due 09/25/2035	928	935
0.584% due 09/25/2035	1,643	1,652
0.774% due 01/25/2051	1,737	1,762
0.894% due 06/25/2037	2,727	2,780
0.904% due 06/25/2040	3,738	3,806
1.770% due 09/01/2035	33	34
1.777% due 10/01/2034	3	3
1.967% due 11/01/2035	7	8
2.137% due 07/01/2035	22	24
2.277% due 12/01/2033	27	29
2.325% due 03/01/2035	4	5
2.340% due 06/01/2035	57	61
2.357% due 12/01/2033	4	5
2.397% due 06/01/2034	223	238
2.607% due 06/01/2035	71	76
2.870% due 09/01/2027	1,700	1,751
3.500% due 11/01/2020 -04/01/2045	13,698	14,282
3.890% due 07/01/2021	2,571	2,823
4.000% due 01/01/2025 -04/01/2045	52,613	56,248
4.500% due 02/01/2018 - 02/01/2044	67,800	74,099
5.000% due 11/01/2025 - 05/01/2042	56,574	63,016
5.500% due 11/01/2021 - 09/01/2041	42,724	48,139
6.000% due 12/01/2018 - 05/01/2041	30,511	34,824
Freddie Mac
0.555% due 03/15/2037	2,867	2,886
0.875% due 08/15/2037	3,583	3,641
0.885% due 10/15/2037	728	740
0.895% due 05/15/2037 - 09/15/2037	3,999	4,080
2.222% due 06/01/2035	75	80
2.448% due 11/01/2034	34	37
4.000% due 12/15/2040 - 07/15/2041	27,309	29,594
5.000% due 05/01/2023 - 01/01/2039	7,826	8,681
5.500% due 08/15/2030 - 03/01/2039	1,342	1,508

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/01/2027 - 04/01/2038		$754	$861
Ginnie Mae
3.500% due 04/01/2045		37,000	38,980
5.000% due 04/15/2035 - 03/15/2042		27,792	31,065
6.000% due 07/15/2037 - 08/15/2037		84	96
Small Business Administration
4.430% due 05/01/2029		755	832
5.520% due 06/01/2024		4	4

Total U.S. Government Agencies (Cost $409,426)			430,981

U.S. TREASURY OBLIGATIONS 18.0%
U.S. Treasury Bonds
3.125% due 08/15/2044		34,400	38,574
4.500% due 08/15/2039		20,100	27,529
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (h)		22,038	22,255
0.125% due 07/15/2022 (h)		36,490	36,929
0.125% due 07/15/2024 (h)		4,233	4,241
0.250% due 01/15/2025 (f)		116,736	117,812
0.375% due 07/15/2023 (h)		57,753	59,310
1.750% due 01/15/2028		7,364	8,637
2.000% due 01/15/2026		2,826	3,355
2.375% due 01/15/2025		136,094	165,248
2.375% due 01/15/2027		39,292	48,563
U.S. Treasury Notes
2.000% due 05/31/2021 (h)(j)		14,000	14,317
2.375% due 08/15/2024 (f)(h)(j)		92,100	95,741

Total U.S. Treasury Obligations (Cost $637,893)			642,511

MORTGAGE-BACKED SECURITIES 7.8%
American Home Mortgage Investment Trust
2.378% due 02/25/2045		14	14
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	1,161	1,256
Banc of America Commercial Mortgage Trust
5.575% due 06/10/2049		$2,900	3,098
5.727% due 05/10/2045		300	309
Banc of America Funding Trust
1.172% due 08/26/2037		98	98
2.394% due 06/25/2034		51	52
2.645% due 05/25/2035		17	17
Banc of America Mortgage Trust
2.642% due 07/25/2035 ^		2,413	2,247
2.735% due 05/25/2033		66	66
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		29	29
BCRR Trust
5.858% due 07/17/2040		445	462
Bear Stearns Adjustable Rate Mortgage Trust
2.602% due 11/25/2034		137	133
2.788% due 12/25/2035		73	73
3.015% due 11/25/2034		32	32
Bear Stearns ALT-A Trust
2.651% due 09/25/2035		28	24
Bear Stearns Commercial Mortgage Securities Trust
8.331% due 10/15/2032		805	806
Chase Mortgage Finance Trust
4.709% due 12/25/2035 ^		2,010	1,939
5.565% due 09/25/2036 ^		1,104	997
6.000% due 12/25/2036		444	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		$23	$23
2.530% due 05/25/2035		40	39
Commercial Mortgage Trust
5.543% due 12/11/2049		3,800	3,975
Countrywide Alternative Loan Trust
0.364% due 09/25/2046 ^		4,970	4,244
0.454% due 02/25/2037		455	357
5.500% due 07/25/2035 ^		17	16
6.000% due 05/25/2037 ^		4,519	3,767
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		25	24
2.408% due 11/25/2034		1,265	1,202
2.467% due 02/20/2035		159	157
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,875	4,089
5.383% due 02/15/2040		81	86
Deutsche ALT-A Securities, Inc.
0.504% due 02/25/2036		11,340	8,944
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		6,900	7,927
Granite Master Issuer PLC
0.376% due 12/20/2054		475	473
0.745% due 12/20/2054	GBP	10,352	15,302
0.825% due 12/20/2054		5,208	7,702
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	63	68
0.943% due 01/20/2044	GBP	57	84
0.946% due 09/20/2044		343	507
Greenwich Capital Commercial Funding Corp.
5.785% due 07/10/2038		$6,116	6,353
GSR Mortgage Loan Trust
2.671% due 09/25/2035		60	60
4.801% due 11/25/2035 ^		2,562	2,324
4.968% due 11/25/2035		67	65
6.000% due 02/25/2036		18,879	16,442
6.000% due 07/25/2037 ^		5,524	5,018
HarborView Mortgage Loan Trust
0.348% due 12/19/2036 ^		732	552
0.398% due 05/19/2035		29	25
0.418% due 06/19/2035		5,182	4,544
4.449% due 06/19/2036 ^		2,969	2,103
Impac Secured Assets Trust
0.344% due 01/25/2037		10,945	9,504
IndyMac Mortgage Loan Trust
2.833% due 06/25/2036		7,773	6,189
JPMorgan Alternative Loan Trust
2.579% due 05/25/2036 ^		4,597	3,759
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		1,667	1,757
5.397% due 05/15/2045		8,019	8,369
5.439% due 01/15/2049		28,307	30,329
JPMorgan Mortgage Trust
2.522% due 10/25/2036 ^		3,670	3,332
2.538% due 02/25/2035		12	12
5.162% due 07/25/2035		851	845
5.509% due 10/25/2036		554	493
5.750% due 01/25/2036 ^		98	91
LB Commercial Mortgage Trust
5.855% due 07/15/2044		27,914	30,399
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		7,978	8,239
Leek Finance PLC
0.485% due 12/21/2038		5,626	5,850
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		6,546	6,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
2.271% due 07/25/2035 ^		$1,223	$1,042
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030		129	124
0.655% due 06/15/2030		2	2
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		94	87
0.424% due 11/25/2035		91	87
2.199% due 05/25/2033		70	68
5.025% due 09/25/2035 ^		2,992	2,737
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,485	1,571
5.485% due 03/12/2051		100	107
Morgan Stanley Capital Trust
5.610% due 04/15/2049		503	506
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		173	175
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		195	184
Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,726	1,556
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2037		4,134	3,254
0.359% due 08/25/2036		7,409	5,712
0.364% due 07/25/2036		7,330	5,917
0.364% due 09/25/2036		12,771	10,111
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	35	37
Structured Adjustable Rate Mortgage Loan Trust
1.528% due 01/25/2035		$67	54
2.474% due 08/25/2034		114	113
2.545% due 02/25/2034		72	72
Structured Asset Mortgage Investments Trust
0.454% due 02/25/2036		38	30
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^		4,245	3,827
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		100	106
5.749% due 07/15/2045		4,030	4,224
WaMu Mortgage Pass-Through Certificates Trust
1.328% due 11/25/2042		11	11
2.186% due 10/25/2046		315	288
4.396% due 02/25/2037 ^		1,470	1,377
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		1,611	1,530
2.615% due 01/25/2035		75	76
2.615% due 03/25/2036		107	107
5.538% due 12/25/2036		3,171	3,088
6.000% due 04/25/2037 ^		7,234	7,125

Total Mortgage-Backed Securities (Cost $273,713)			279,268

ASSET-BACKED SECURITIES 3.9%
Accredited Mortgage Loan Trust
0.304% due 02/25/2037		5,838	5,589
0.640% due 09/25/2035		6,000	5,537
ACE Securities Corp.
0.234% due 10/25/2036		26	15
Asset-Backed Securities Corp. Home Equity Loan Trust
0.724% due 09/25/2034		18	18
0.814% due 07/25/2035		2,000	1,826
Bear Stearns Asset-Backed Securities Trust
0.334% due 08/25/2036		4,750	4,107
0.414% due 06/25/2047		7,000	5,932

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.374% due 05/25/2037		$9,936	$6,401
0.774% due 09/25/2035 ^		3,600	2,312
Cornerstone CLO Ltd.
0.473% due 07/15/2021		11,327	11,244
Countrywide Asset-Backed Certificates
0.354% due 06/25/2047		3,831	3,410
0.421% due 04/25/2036		1,268	1,259
0.654% due 12/25/2031		4	3
Duane Street CLO Ltd.
0.502% due 01/11/2021		2,010	2,000
Elm CLO Ltd.
1.676% due 01/17/2023		5,500	5,500
First Franklin Mortgage Loan Trust
0.314% due 09/25/2036		7,658	7,260
0.664% due 09/25/2035		800	778
GSAMP Trust
0.224% due 12/25/2046		4,937	2,896
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		457	457
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034		9	9
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		1,224	1,233
MASTR Asset-Backed Securities Trust
0.384% due 05/25/2037		11,000	7,785
0.464% due 12/25/2035		4,878	4,389
Morgan Stanley ABS Capital, Inc. Trust
0.264% due 01/25/2037		4,735	2,906
0.334% due 09/25/2036		18,619	11,183
Morgan Stanley Home Equity Loan Trust
0.274% due 12/25/2036		6,947	4,310
Option One Mortgage Loan Trust
0.314% due 01/25/2037		4,502	2,753
Penta CLO S.A.
0.398% due 06/04/2024	EUR	697	743
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036		$11,307	10,650
Securitized Asset-Backed Receivables LLC Trust
1.134% due 01/25/2036 ^		3,083	2,578
SLM Private Education Loan Trust
3.425% due 05/16/2044		951	1,008
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	6,847	7,274
0.756% due 10/25/2017		$1,100	1,101
Structured Asset Securities Corp. Mortgage Loan Trust
0.344% due 12/25/2036		2,000	1,706
0.494% due 05/25/2037		6,599	6,024
Symphony CLO LP
1.554% due 04/16/2022		8,000	8,010
Wells Fargo Home Equity Asset-Backed Securities Trust
0.764% due 11/25/2035		1,000	909

Total Asset-Backed Securities (Cost $132,243)			141,115

SOVEREIGN ISSUES 19.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	158
Autonomous Community of Valencia
4.375% due 07/16/2015		900	983
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		600	662
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	83,000	23,643
0.000% due 04/01/2016		114,800	31,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$17,700	$19,247
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	30,400	33,358
2.250% due 05/15/2016		14,600	16,088
2.750% due 12/01/2015		19,500	21,349
3.000% due 11/01/2015		1,000	1,094
3.750% due 08/01/2015		9,000	9,799
3.750% due 04/15/2016		14,300	15,969
3.750% due 08/01/2016		13,000	14,663
3.750% due 09/01/2024		65,400	86,026
4.500% due 07/15/2015		27,700	30,189
4.750% due 05/01/2017		80,400	94,723
5.250% due 08/01/2017		30,400	36,520
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		15,600	16,768
Korea Development Bank
3.250% due 09/20/2016		$1,200	1,236
4.375% due 08/10/2015		2,500	2,532
Korea Housing Finance Corp.
4.125% due 12/15/2015		500	511
Mexico Government International Bond
3.500% due 12/14/2017 (c)	MXN	121,849	8,416
4.000% due 11/15/2040 (c)		2,649	191
4.750% due 06/14/2018		93,100	6,114
5.000% due 06/16/2016 (c)		5,881	405
Province of Ontario
1.000% due 07/22/2016		$100	101
1.650% due 09/27/2019		2,000	2,010
4.000% due 10/07/2019		300	332
Qatar Government International Bond
5.250% due 01/20/2020		11,420	12,976
Republic of Greece Government Bond
3.000% due 02/24/2028	EUR	1,600	855
3.000% due 02/24/2036		600	313
4.500% due 11/08/2016	JPY	1,010,000	5,790
4.500% due 07/03/2017		400,000	2,233
4.750% due 04/17/2019	EUR	6,200	4,432
Slovenia Government International Bond
5.250% due 02/18/2024		$6,500	7,493
Spain Government International Bond
2.750% due 10/31/2024	EUR	33,400	40,994
3.150% due 01/31/2016		12,600	13,912
3.250% due 04/30/2016		500	557
3.300% due 07/30/2016		4,300	4,828
3.750% due 10/31/2015		56,800	62,442
3.800% due 04/30/2024		9,300	12,285
4.400% due 10/31/2023		5,000	6,835
5.850% due 01/31/2022		27,300	39,068

Total Sovereign Issues (Cost $799,586)			689,798

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Wells Fargo & Co.
7.500% (d)		9,550	11,653

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		24,000	0

Total Convertible Preferred Securities (Cost $11,809)			11,653

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.4%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	1,100	$1,374
GMAC Capital Trust
8.125% due 02/15/2040	1,068,600	28,051

		29,425

UTILITIES 0.6%
Qwest Corp.
7.375% due 06/01/2051	821,600	21,660

Total Preferred Securities (Cost $50,071)		51,085

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.6%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse
0.674% due 12/07/2015	$25,200	25,213
Intesa Sanpaolo SpA
1.632% due 04/11/2016	25,300	25,385
1.650% due 04/07/2015	15,000	14,999

		65,597

REPURCHASE AGREEMENTS (e) 0.0%
		788

U.S. TREASURY BILLS 6.8%
0.017% due 04/09/2015 - 06/25/2015 (b)(f)(h)(j)	241,591	241,585

Total Short-Term Instruments (Cost $308,038)		307,970

Total Investments in Securities (Cost $3,858,473)		3,804,730

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%
PIMCO Short-Term Floating NAV Portfolio	1,135	11
PIMCO Short-Term Floating NAV Portfolio III	17,536,222	173,907

Total Short-Term Instruments (Cost $173,898)		173,918

Total Investments in Affiliates (Cost $173,898)		173,918

Total Investments 111.2% (Cost $4,032,371)		$3,978,648

Financial Derivative Instruments (g)(i) (3.5%) (Cost or Premiums, net $(5,641))		(125,684)

Other Assets and Liabilities, net (7.7%)		(276,264)

Net Assets 100.0%		$3,576,700

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$788	Fannie Mae 2.200% due 10/17/2022	$(804)	$788	$788

Total Repurchase Agreements						$(804)	$788	$788

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
COM	(4.000%)	03/18/2015	12/31/2015	$(6,991)	$(6,991)

Total Reverse Repurchase Agreements					$(6,991)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.450%	03/30/2015	04/06/2015	$(497)	$(497)
GSC	0.500%	03/31/2015	04/01/2015	(116,857)	(116,859)
	0.640%	03/31/2015	04/07/2015	(10,817)	(10,821)

Total Sale-Buyback Transactions					$(128,177)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $26,081 at a weighted average interest rate of (0.026%).
(3)	Payable for sale-buyback transactions includes $3 of deferred price drop.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$133,900	$(134,781)	$(136,924)
Fannie Mae	3.500%	04/01/2045	54,500	(56,722)	(57,261)
Fannie Mae	3.500%	05/01/2045	52,500	(54,941)	(55,027)
Fannie Mae	4.000%	04/01/2045	152,200	(162,051)	(162,755)
Fannie Mae	4.000%	05/01/2045	267,000	(284,331)	(285,059)
Fannie Mae	4.500%	05/01/2045	17,000	(18,459)	(18,503)

				$(711,285)	$(715,529)

Total Short Sales				$(711,285)	$(715,529)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $138,890 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
COM	$0	$(6,991)	$0	$(6,991)	$6,921	$(70)
SGY	0	0	0	0	(403)	(403)
SSB	788	0	0	788	(804)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(497)	(497)	498	1
GSC	0	0	(127,680)	(127,680)	128,125	445

Total Borrowings and Other Financing Transactions	$788	$(6,991)	$(128,177)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$126.250	05/22/2015	1,237	$11	$10
Put - CBOT U.S. Treasury 10-Year Note June Futures	106.000	05/22/2015	500	4	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	200	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/22/2015	1,000	8	15
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/22/2015	2,122	18	32

				$43	$68

Total Purchased Options				$43	$68

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	1,267	$(1,088)	$(1,386)

Total Written Options				$(1,088)	$(1,386)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,766	$1,936	$104	$0
90-Day Eurodollar December Futures	Short	12/2016	3,334	(4,293)	0	(375)
90-Day Eurodollar June Futures	Short	06/2015	1,279	(115)	0	(16)
90-Day Eurodollar June Futures	Short	06/2016	84	(14)	0	(7)
90-Day Eurodollar March Futures	Short	03/2016	729	(117)	0	(46)
90-Day Eurodollar September Futures	Short	09/2015	640	(73)	0	(16)
90-Day Eurodollar September Futures	Short	09/2016	12	(2)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	433	(749)	34	(38)
E-mini S&P 500 Index June Futures	Short	06/2015	1,148	(369)	705	(24)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	620	823	700	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	2	0	1	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	1,237	(1,837)	0	(251)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,618	3,054	805	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	551	1,237	155	0

Total Futures Contracts				$(519)	$2,504	$(774)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 92,708	$7,739	$2,113	$107	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	25,100	1,824	99	28	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	483,600	8,210	1,282	87	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	68,100	1,253	(33)	12	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 41,900	1,059	127	0	0

				$20,085	$3,588	$234	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$ 589,700	$(3,573)	$(1,845)	$0	$(254)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	1,292,900	(19,920)	(11,061)	0	(1,396)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	812,300	(33,739)	(15,950)	0	(1,378)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	514,500	(28,008)	(14,356)	0	(1,062)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025	63,900	(1,113)	(180)	0	(129)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	96,300	(24,104)	(28,402)	0	(114)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 188,300	(3,087)	208	0	(673)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045	17,500	(1,050)	(1,094)	0	(367)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	6,600	(859)	2	3	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	7,200	(1,438)	(513)	0	(160)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP 22,000	(593)	(442)	6	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	52,200	(2,696)	(2,188)	10	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN 12,800	19	(7)	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	663,000	595	(271)	23	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	97,000	165	(50)	4	0
Pay	28-Day MXN-TIIE	5.000%	06/11/2018	21,000	10	(6)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	522,400	18	(300)	78	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021	158,600	19	19	23	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021	112,100	10	10	17	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	167,400	154	193	21	0

					$(119,190)	$(76,233)	$186	$(5,533)

Total Swap Agreements					$(99,105)	$(72,645)	$420	$(5,533)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $68,454 and cash of $28,397 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$68	$2,504	$420	$2,992	$(1,386)	$(774)	$(5,540)	$(7,700)

(4)	Unsettled variation margin liability of $(7) for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	670	$		527	$0	$(2)
	04/2015		SGD	336			251	7	0

BOA	04/2015		BRL	10,184			3,175	0	(16)
	04/2015		EUR	2,902			3,241	120	0
	04/2015		GBP	676			999	0	(4)
	04/2015	$		3,275		BRL	10,184	0	(84)
	04/2015			8,999		CAD	11,423	20	0
	04/2015			14,522		GBP	9,693	0	(143)
	05/2015		CAD	46,960	$		42,783	5,721	0
	05/2015	$		321		MXN	4,710	0	(13)
	06/2015		EUR	22,776	$		30,967	6,452	0
	06/2015	$		996		EUR	762	0	(176)
	08/2015		SEK	965	$		116	3	0
	06/2016		EUR	64,417			88,195	18,207	0
	06/2016	$		3,768		EUR	2,790	0	(737)

BPS	04/2015		BRL	111,291	$		34,692	0	(179)
	04/2015		EUR	19,979			21,171	0	(312)
	04/2015	$		34,616		BRL	111,291	338	(84)
	05/2015			17,846		MXN	262,900	0	(645)
	06/2015		EUR	10,269	$		13,927	2,874	0
	06/2015	$		38,897		EUR	29,007	0	(7,676)
	07/2015		DKK	2,560	$		372	3	0
	01/2016			29,175			4,539	304	0
	04/2016		BRL	114,800			32,112	0	(303)

BRC	04/2015		ZAR	5,170			442	17	0
	05/2015		MXN	23,972			1,610	42	0
	05/2015	$		120		MXN	1,760	0	(5)
	06/2015		EUR	13,006	$		17,670	3,671	0
	06/2015	$		1,562		EUR	1,183	0	(289)
	06/2016		EUR	12,114	$		16,657	3,489	0

CBK	04/2015			79,915			86,271	342	0
	04/2015	$		6,548		AUD	8,430	0	(128)
	04/2015			1,031		GBP	668	0	(40)
	05/2015		MXN	258,347	$		16,694	0	(209)
	05/2015	$		2,268		MXN	34,442	9	(23)
	06/2015		EUR	11,194	$		15,302	3,254	0
	06/2015	$		9,826		EUR	7,427	0	(1,832)
	08/2015		DKK	1,660	$		255	15	0

DUB	04/2015		BRL	75,275			23,465	0	(121)
	04/2015		INR	381,521			6,031	0	(91)
	04/2015		JPY	15,231,300			127,464	467	0
	04/2015	$		26,614		AUD	34,737	0	(157)
	04/2015			23,810		BRL	75,275	0	(224)
	05/2015		MXN	92,460	$		5,967	0	(83)
	06/2015	$		4,682		EUR	3,601	0	(806)
	07/2015			23,553		BRL	63,898	0	(4,070)
	08/2015		EUR	6,500	$		8,712	1,710	0
	10/2015		DKK	10,126			1,566	101	0
	01/2016		BRL	83,000			24,284	317	0
	01/2016		DKK	68,676			10,600	630	0
	02/2016		EUR	16,650			22,406	4,401	0
	06/2016			6,677			9,142	1,888	0
	06/2016	$		10,826		EUR	8,010	0	(2,124)

FBF	04/2015		BRL	10,190	$		3,275	82	0
	04/2015	$		3,176		BRL	10,190	16	0
	06/2015		EUR	18,739	$		25,434	5,265	0

GLM	04/2015		AUD	43,277			33,738	776	0
	04/2015		BRL	35,114			10,946	0	(56)
	04/2015		EUR	4,781			5,368	227	0
	04/2015		GBP	10,744			16,539	601	0
	04/2015		INR	1,521,359			24,036	0	(378)
	04/2015		JPY	1,628,700			13,455	0	(124)
	04/2015	$		10,990		BRL	35,114	12	0
	04/2015			25,306		EUR	22,314	0	(1,313)

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		1,190		GBP	788	$0	$(21)
	05/2015		BRL	35,114	$		10,900	0	(12)
	05/2015	$		562		MXN	8,407	0	(12)
	06/2015			8,971		EUR	6,746	0	(1,710)
	08/2015		NOK	775	$		102	6	0
	10/2015		DKK	25,466			3,940	255	0
	01/2016			20,161			3,129	202	0

HUS	04/2015		CAD	787			621	0	(1)
	04/2015		HKD	3,946			509	0	0
	04/2015	$		72,611		EUR	66,131	0	(1,503)
	05/2015		EUR	66,131	$		72,643	1,504	0
	05/2015	$		36,083		MXN	553,521	135	(2)
	10/2015		DKK	17,483	$		2,714	184	0

JPM	04/2015		BRL	45,292			15,504	1,313	0
	04/2015		EUR	10,661			11,350	0	(113)
	04/2015		INR	559,432			8,835	0	(143)
	04/2015		JPY	7,389,700			60,877	0	(737)
	04/2015	$		14,118		BRL	45,292	73	0
	04/2015			32,942		EUR	29,793	0	(907)
	04/2015			46,168		MXN	679,406	0	(1,675)
	05/2015		KRW	40,621,315	$		35,916	0	(647)
	05/2015	$		113		MXN	1,667	0	(4)
	06/2015		INR	2,225,868	$		35,114	0	(145)
	06/2015	$		23,886		EUR	17,864	0	(4,658)
	10/2015		DKK	39,722	$		6,103	354	0

MSB	04/2015		BRL	176,382			54,965	214	(514)
	04/2015		DKK	4,290			655	38	0
	04/2015		EUR	523,145			590,506	27,956	0
	04/2015		GBP	45,455			68,525	1,100	0
	04/2015		JPY	177,700			1,468	0	(14)
	04/2015	$		54,982		BRL	176,382	283	0
	04/2015			204,310		JPY	24,427,400	0	(638)
	05/2015		JPY	24,427,400	$		204,396	624	0
	05/2015		MXN	92,444			5,966	0	(83)
	06/2015		EUR	15,844			21,719	4,666	0
	08/2015		SAR	6,424			1,711	0	(2)
	08/2015	$		1,709		SAR	6,424	4	0
	06/2016		EUR	17,011	$		23,396	4,916	0

NAB	06/2015			25,701			34,894	7,231	0
	06/2016			37,010			50,817	10,599	0
	07/2016			37,600			51,008	10,083	0

NGF	04/2015		INR	582,055			9,201	0	(140)
	05/2015		MXN	92,437			5,967	0	(81)

RBC	04/2015	$		37,396		CAD	46,626	0	(582)

SCX	05/2015			12,253		MXN	179,768	0	(491)
	06/2015			84,280		INR	5,318,918	0	(26)

SOG	04/2015		CAD	56,592	$		45,212	530	0
	05/2015	$		45,191		CAD	56,592	0	(529)
	06/2015			44,716		EUR	33,373	0	(8,795)

UAG	04/2015			48,554		INR	3,044,367	300	0
	06/2015		INR	3,044,367	$		47,894	0	(331)
	06/2015	$		2,791		EUR	2,118	0	(512)
	01/2016		DKK	23,565	$		3,456	35	0

Total Forward Foreign Currency Contracts								$133,986	$(47,475)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	87,800	$9	$0

BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		200,000	20	7

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		25,000	3	0
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	41,000	4	2

							$36	$9

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	70,200	$115	$115

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	14,300	30	13

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		24,444	661	393
	Call - OTC USD versus CNH		7.400	02/02/2016		24,444	145	60

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		4,800	15	3

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		24,444	514	295
	Call - OTC USD versus CNH		7.500	02/02/2016		24,444	134	53

							$1,614	$932

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	11,200	$22	$22
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		316,400	718	1,078
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		168,100	347	604

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		15,400	1,181	733
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		18,600	1,612	825
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		26,500	1,935	1,145

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		635,800	1,835	2,166

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		636,600	1,337	1,283
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		638,800	1,341	1,350
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		578,600	1,530	1,920
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		191,600	452	521
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		81,400	5,805	3,408

								$18,115	$15,055

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$55,300	$133	$104

Total Purchased Options						$19,898	$16,100

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	15,263	$(220)	$(775)
	Call - OTC EUR versus JPY		142.900	04/14/2015		15,263	(150)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		15,599	(92)	(167)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	503	(11)	(14)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	33,600	(233)	(211)
	Call - OTC EUR versus USD		1.110	05/22/2015		33,600	(234)	(229)
	Put - OTC EUR versus USD		1.040	06/11/2015		53,045	(316)	(566)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	23,300	(147)	(348)
	Put - OTC AUD versus USD		0.763	06/01/2015		23,300	(171)	(404)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	13,406	(298)	(378)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	15,806	(125)	(389)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	13,909	(446)	(549)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		48,888	(515)	(249)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	22,700	(153)	(365)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	48,888	(448)	(211)

							$(3,559)	$(4,855)

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$(117)	$(8)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	(271)	(18)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	(48)	(2)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	(46)	(4)

						$(482)	$(32)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$11,200	$(22)	$(23)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015	34,700	(377)	(834)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	65,300	(793)	(2,038)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017	64,700	(1,181)	(696)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017	78,100	(1,612)	(791)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017	111,400	(1,936)	(1,103)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	131,000	(1,852)	(4,089)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	636,600	(1,337)	(1,289)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016	638,800	(1,341)	(1,367)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	9,600	(70)	(71)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	9,600	(66)	(53)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017	341,800	(5,861)	(3,232)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015	125,800	(1,531)	(2,335)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016	41,500	(468)	(480)

							$(18,447)	$(18,401)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put -OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$110,600	$(133)	$(85)

Total Written Options						$(22,621)	$(23,373)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	2,294	$78,600	AUD	0	EUR	0	GBP	0	JPY	0	$(6,503)
Sales	9,518	6,932,474		225,596		1,395,808		118,820		31,002	(70,078)
Closing Buys	(8,475)	(1,275,456)		0		(227,528)		0		(31,002)	37,007
Expirations	(1,752)	(2,546,840)		(84,026)		(834,207)		(70,920)		0	11,102
Exercised	(318)	(598,484)		(72,270)		(151,897)		(47,900)		0	4,763

Balance at End of Period	1,267	$2,590,294	AUD	69,300	EUR	182,176	GBP	0	JPY	0	$(23,709)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$	700	$0	$(11)	$0	$(11)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015		1,400	0	(26)	0	(26)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015		700	0	(13)	0	(13)

							$0	$(50)	$0	$(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$30	$33	$63	$0

HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	31	32	63	0

JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	200	61	65	126	0

							$122	$130	$252	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Citigroup, Inc.	1.000%	09/20/2016	0.304%	$	2,300	$28	$(3)	$25	$0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		10,900	(156)	(39)	0	(195)
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		3,000	(59)	77	18	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		5,500	(99)	132	33	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%		4,200	(203)	232	29	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		300	(4)	5	1	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		20,800	(50)	52	2	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.105%		2,200	(64)	79	15	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%		34,700	176	109	285	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		500	(7)	7	0	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%		5,300	59	(3)	56	0
	Italy Government International Bond	1.000%	06/20/2017	0.559%		2,900	11	18	29	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		500	0	3	3	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		16,200	(145)	(49)	0	(194)

CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%		1,000	(16)	16	0	0
	Brazil Government International Bond	1.000%	09/20/2017	2.144%		3,400	(6)	(86)	0	(92)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		11,500	(139)	(67)	0	(206)
	MetLife, Inc.	1.000%	12/20/2015	0.117%		2,300	(84)	99	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		700	(11)	13	2	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		10,700	(125)	(2)	0	(127)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%		1,600	25	(6)	19	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		1,500	(15)	15	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%		18,200	129	20	149	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		3,000	37	(25)	12	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.628%		700	(21)	27	6	0
	Italy Government International Bond	1.000%	09/20/2016	0.456%		1,200	9	1	10	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		4,800	(78)	111	33	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		1,800	(33)	44	11	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		2,300	(1)	13	12	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.278%		5,300	69	(10)	59	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		800	(10)	0	0	(10)

FBF	Brazil Government International Bond	1.000%	06/20/2015	1.024%		300	(8)	8	0	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.390%		1,000	27	(5)	22	0
	Vodafone Group PLC	1.000%	03/20/2016	0.118%		3,200	46	(17)	29	0

GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%		500	(7)	7	0	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		2,700	(34)	(14)	0	(48)
	MetLife, Inc.	1.000%	09/20/2015	0.117%		3,700	(238)	255	17	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	1.024%		400	(11)	11	0	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		1,100	(11)	11	0	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		16,300	(92)	95	3	0
	Brazil Government International Bond	1.000%	12/20/2019	2.676%		4,000	(122)	(168)	0	(290)
	Italy Government International Bond	1.000%	09/20/2016	0.456%		2,500	19	2	21	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		4,800	(81)	113	32	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		100	1	0	1	0
	U.S. Treasury Notes	0.250%	06/20/2017	0.091%	EUR	2,100	(4)	13	9	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	1.024%	$	1,700	(19)	19	0	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		13,000	(177)	180	3	0
	China Government International Bond	1.000%	12/20/2019	0.827%		103,200	735	112	847	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		5,800	(344)	370	26	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		1,200	16	(10)	6	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		500	(5)	5	0	0
	Brazil Government International Bond	1.950%	08/20/2016	1.500%		500	0	4	4	0
	Italy Government International Bond	1.000%	06/20/2017	0.559%		2,900	10	19	29	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		2,500	(41)	58	17	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%		500	(5)	5	0	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.628%		900	(28)	35	7	0

							$(1,156)	$1,891	$1,897	$(1,162)

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$20,628	$ (4,102)	$39	$0	$(4,063)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,500	335	40	375	0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	4,888	603	(624)	0	(21)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,500	334	41	375	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	2,500	19	(8)	11	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,290	393	(408)	0	(15)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	289	0	4	4	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	2,000	15	(5)	10	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,760	435	(451)	0	(16)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	75	(78)	0	(3)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	8	8	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,444	281	(292)	0	(11)
	MCDX-23 5-Year Index	1.000%	12/20/2019	500	4	(1)	3	0

					$ (1,608)	$(1,735)	$786	$(4,129)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	34,600	$61	$(189)	$0	$(128)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		40,600	(74)	(525)	0	(599)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		67,100	185	(503)	0	(318)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		7,500	6	(172)	0	(166)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	27,200	(30)	255	225	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,610	(1)	260	259	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		320	2	(4)	0	(2)

BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	218,900	130	(1,030)	0	(900)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		270,700	(524)	(3,471)	0	(3,995)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		156,000	501	(1,884)	0	(1,383)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		21,000	60	(159)	0	(99)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	28,900	(5)	259	254	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	810	6	125	131	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	12,600	0	94	94	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		17,600	(1)	(19)	0	(20)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	320	0	4	4	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	3,000	11	(77)	0	(66)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		46,300	77	(249)	0	(172)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		50,800	(92)	(658)	0	(750)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		46,700	(5)	(216)	0	(221)

FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018		106,400	172	(566)	0	(394)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		18,400	75	(238)	0	(163)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		49,600	(28)	(207)	0	(235)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	600	10	18	28	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,150	1	187	188	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		524	(2)	48	46	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		600	5	83	88	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	4,000	$0	$(91)	$0	$(91)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		46,200	1	(246)	0	(245)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	65,700	(149)	581	432	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		62,100	(5)	689	684	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		48,900	(6)	(56)	0	(62)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	12,260	0	124	124	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	7,600	0	(181)	0	(181)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		46,600	16	(263)	0	(247)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		109,800	404	(1,377)	0	(973)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018	MXN	9,000	(15)	19	4	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	700	5	98	103	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	47,500	7	(259)	0	(252)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	3,200	0	34	34	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	890	2	144	146	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,400	4	(205)	0	(201)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	37,200	(35)	281	246	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	310	0	4	4	0

							$769	$(9,538)	$3,094	$(11,863)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	802,349	3-Month USD-LIBOR plus a specified spread	08/14/2015	$	2,877,624		$(172,979)	$0	$(172,979)

GST	Pay	S&P 500 Total Return Index	106,252	3-Month USD-LIBOR plus a specified spread	07/15/2015		387,898		(16,060)	0	(16,060)

									$(189,039)	$0	$(189,039)

Total Swap Agreements								$(1,873)	$(198,341)	$6,029	$(206,243)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $253,937 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$7	$0	$0	$7	$(2)	$0	$0	$(2)	$5	$0	$5
BOA	30,523	1,819	982	33,324	(1,173)	(3,851)	(5,471)	(10,495)	22,829	(21,990)	839
BPS	3,519	7	670	4,196	(9,199)	(1,006)	(179,356)	(189,561)	(185,365)	211,913	26,548
BRC	7,219	0	88	7,307	(294)	0	(215)	(509)	6,798	(6,610)	188
CBK	3,620	0	501	4,121	(2,232)	(28)	(445)	(2,705)	1,416	(730)	686
DUB	9,514	2,703	311	12,528	(7,676)	(2,594)	(1,234)	(11,504)	1,024	(580)	444
FBF	5,363	0	401	5,764	0	(1,130)	(829)	(1,959)	3,805	(3,530)	275
GLM	2,079	2,283	1,240	5,602	(3,626)	(4,174)	(411)	(8,211)	(2,609)	2,681	72
GST	0	0	94	94	0	0	(16,108)	(16,108)	(16,014)	19,930	3,916
HUS	1,823	0	133	1,956	(1,506)	(389)	(1,707)	(3,602)	(1,646)	1,513	(133)
JPM	1,740	455	1,119	3,314	(9,029)	(798)	(3)	(9,830)	(6,516)	6,141	(375)
MSB	39,801	3	0	39,804	(1,251)	(365)	0	(1,616)	38,188	(34,820)	3,368
MYC	0	8,482	233	8,715	0	(8,827)	(263)	(9,090)	(375)	(653)	(1,028)
NAB	27,913	0	0	27,913	0	0	0	0	27,913	(27,130)	783
NGF	0	0	0	0	(221)	0	0	(221)	(221)	161	(60)
RBC	0	0	0	0	(582)	0	0	(582)	(582)	673	91
SCX	0	0	0	0	(517)	0	0	(517)	(517)	1,306	789
SOG	530	0	0	530	(9,324)	0	0	(9,324)	(8,794)	8,543	(251)
UAG	335	348	257	940	(843)	(211)	(201)	(1,255)	(315)	221	(94)

Total Over the Counter	$133,986	$16,100	$6,029	$156,115	$(47,475)	$(23,373)	$(206,243)	$(277,091)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$68	$68
Futures	0	0	705	0	1,799	2,504
Swap Agreements	0	234	0	0	186	420

	$0	$234	$705	$0	$2,053	$2,992

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$133,986	$0	$133,986
Purchased Options	0	9	0	932	15,159	16,100
Swap Agreements	0	2,935	0	0	3,094	6,029

	$0	$2,944	$0	$134,918	$18,253	$156,115

	$0	$3,178	$705	$134,918	$20,306	$159,107

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,386	$1,386
Futures	0	0	24	0	750	774
Swap Agreements	0	0	0	0	5,540	5,540

	$0	$0	$24	$0	$7,676	$7,700

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,475	$0	$47,475
Written Options	0	0	0	4,855	18,518	23,373
Swap Agreements	0	5,289	189,039	50	11,865	206,243

	$0	$5,289	$189,039	$52,380	$30,383	$277,091

	$0	$5,289	$189,063	$52,380	$38,059	$284,791

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(451)	$(451)
Written Options	0	0	9,980	0	1,129	11,109
Futures	0	0	(74,586)	0	39,635	(34,951)
Swap Agreements	0	12,851	0	0	(93,845)	(80,994)

	$0	$12,851	$(64,606)	$0	$(53,532)	$(105,287)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$141,501	$0	$141,501
Purchased Options	0	(60)	(249)	(17)	15,446	15,120
Written Options	0	1,789	1,139	(4,190)	(7,519)	(8,781)
Swap Agreements	0	1,243	(978,049)	0	4,789	(972,017)

	$0	$2,972	$(977,159)	$137,294	$12,716	$(824,177)

	$0	$15,823	$(1,041,765)	$137,294	$(40,816)	$(929,464)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$25	$25
Written Options	0	0	(957)	0	(298)	(1,255)
Futures	0	0	11,301	0	(2,142)	9,159
Swap Agreements	0	2,551	0	0	(61,540)	(58,989)

	$0	$2,551	$10,344	$0	$(63,955)	$(51,060)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90,561	$0	$90,561
Purchased Options	0	(26)	0	(682)	(3,089)	(3,797)
Written Options	0	(9)	0	(1,307)	111	(1,205)
Swap Agreements	0	(520)	445,984	(50)	(8,575)	436,839

	$0	$(555)	$445,984	$88,522	$(11,553)	$522,398

	$0	$1,996	$456,328	$88,522	$(75,508)	$471,338

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$26,215	$0	$26,215
Corporate Bonds & Notes
Banking & Finance	0	789,046	3,481	792,527
Industrials	0	192,071	1,203	193,274
Utilities	0	170,312	0	170,312
Municipal Bonds & Notes
California	0	37,722	0	37,722
Illinois	0	516	0	516
Iowa	0	55	0	55
Nevada	0	878	0	878
New Jersey	0	1,758	0	1,758
New York	0	19,555	0	19,555
Ohio	0	2,427	0	2,427
Tennessee	0	134	0	134
Washington	0	4,744	0	4,744
West Virginia	0	232	0	232
U.S. Government Agencies	0	430,981	0	430,981
U.S. Treasury Obligations	0	642,511	0	642,511
Mortgage-Backed Securities	0	279,268	0	279,268
Asset-Backed Securities	0	141,115	0	141,115
Sovereign Issues	0	689,798	0	689,798
Convertible Preferred Securities
Banking & Finance	0	11,653	0	11,653
Preferred Securities
Banking & Finance	28,051	1,374	0	29,425
Utilities	0	21,660	0	21,660
Short-Term Instruments
Certificates of Deposit	0	65,597	0	65,597
Repurchase Agreements	0	788	0	788
U.S. Treasury Bills	0	241,585	0	241,585
	$28,051	$3,771,995	$4,684	$3,804,730

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$173,918	$0	$0	$173,918

Total Investments	$201,969	$3,771,995	$4,684	$3,978,648

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(715,529)	$0	$(715,529)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,504	488	0	2,992
Over the counter	0	156,115	0	156,115
	$2,504	$156,603	$0	$159,107

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(774)	(6,919)	0	(7,693)
Over the counter	0	(277,091)	0	(277,091)
	$(774)	$(284,010)	$0	$(284,784)

Totals	$203,699	$2,929,059	$4,684	$3,137,442

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

BANK LOAN OBLIGATIONS 0.3%
H.J. Heinz Co.
3.250% due 06/05/2020		$1,965	$1,969

Total Bank Loan Obligations (Cost $1,962)			1,969

CORPORATE BONDS & NOTES 52.5%

BANKING & FINANCE 15.1%
American International Group, Inc.
4.500% due 07/16/2044		3,000	3,234
Aviation Loan Trust
2.381% due 12/15/2022		1,238	1,147
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,000	1,099
6.000% due 01/22/2020		$1,300	1,391
Banco Santander Chile
3.875% due 09/20/2022		2,200	2,253
Bank of America Corp.
4.100% due 07/24/2023		300	320
4.125% due 01/22/2024		3,100	3,323
6.250% due 09/05/2024 (b)		2,000	2,048
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.850% due 09/08/2021		1,800	1,829
Barclays Bank PLC
7.625% due 11/21/2022		1,300	1,524
10.179% due 06/12/2021		740	1,015
Bear Stearns Cos. LLC
7.250% due 02/01/2018		700	806
BNP Paribas S.A.
5.186% due 06/29/2015 (b)		700	705
BPCE S.A.
4.500% due 03/15/2025		900	918
4.625% due 07/11/2024		1,200	1,234
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,251
Citigroup, Inc.
6.625% due 06/15/2032		600	750
8.125% due 07/15/2039		3,500	5,525
CME Group, Inc.
5.300% due 09/15/2043		1,200	1,496
Credit Agricole S.A.
7.875% due 01/23/2024 (b)		800	849
Credit Suisse Group AG
7.500% due 12/11/2023 (b)		800	861
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,060
FMR LLC
4.950% due 02/01/2033		2,000	2,252
5.150% due 02/01/2043		2,000	2,336
General Electric Capital Corp.
6.750% due 03/15/2032		2,900	4,023
6.875% due 01/10/2039		1,200	1,732
Goldman Sachs Group, Inc.
3.850% due 07/08/2024		1,400	1,467
4.000% due 03/03/2024		3,400	3,597
5.700% due 05/10/2019 (b)		1,400	1,445
5.750% due 01/24/2022		2,500	2,921
HBOS PLC
6.750% due 05/21/2018		1,900	2,130
HSBC Holdings PLC
6.375% due 09/17/2024 (b)		1,800	1,841
6.500% due 09/15/2037		1,500	1,920
HSBC USA Capital Trust
7.808% due 12/15/2026		350	353

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intercontinental Exchange, Inc.
4.000% due 10/15/2023	$3,000	$3,246
JPMorgan Chase & Co.
5.000% due 07/01/2019 (b)	2,400	2,370
5.500% due 10/15/2040	600	735
Lloyds Banking Group PLC
7.500% due 06/27/2024 (b)	634	675
MetLife, Inc.
10.750% due 08/01/2069	2,000	3,369
Morgan Stanley
3.875% due 04/29/2024	3,600	3,793
4.300% due 01/27/2045	1,200	1,249
Navient Corp.
5.625% due 08/01/2033	1,000	824
Pacific Life Insurance Co.
9.250% due 06/15/2039	1,200	1,926
Progressive Corp.
3.700% due 01/26/2045	1,400	1,397
Prudential Financial, Inc.
4.600% due 05/15/2044	1,500	1,597
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (b)	1,900	2,404
Wells Fargo & Co.
3.300% due 09/09/2024	2,000	2,068
5.606% due 01/15/2044	200	242
Wells Fargo Bank N.A.
5.850% due 02/01/2037	750	971
6.600% due 01/15/2038	400	568
Weyerhaeuser Co.
7.375% due 03/15/2032	3,200	4,311
WP Carey, Inc.
4.000% due 02/01/2025	1,600	1,608

		96,008

INDUSTRIALS 24.1%
21st Century Fox America, Inc.
6.150% due 02/15/2041	2,500	3,244
AbbVie, Inc.
4.400% due 11/06/2042	3,100	3,220
Actavis Funding SCS
3.000% due 03/12/2020	3,400	3,487
Actavis, Inc.
3.250% due 10/01/2022	2,900	2,902
Altria Group, Inc.
9.250% due 08/06/2019	89	114
9.950% due 11/10/2038	933	1,624
Amazon.com, Inc.
4.950% due 12/05/2044	1,400	1,534
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	900	918
American Airlines Pass-Through Trust
4.375% due 04/01/2024	800	828
Amgen, Inc.
4.950% due 10/01/2041	3,114	3,511
6.900% due 06/01/2038	1,600	2,217
Anadarko Petroleum Corp.
7.950% due 06/15/2039	1,800	2,546
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	900	1,192
Anthem, Inc.
4.650% due 01/15/2043	1,600	1,741
Apple, Inc.
3.850% due 05/04/2043	1,300	1,324
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Becton Dickinson and Co.
3.734% due 12/15/2024	$1,400	$1,469
Boston Scientific Corp.
7.375% due 01/15/2040	2,000	2,705
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,446
Canadian Pacific Railway Co.
2.900% due 02/01/2025	1,500	1,499
Cliffs Natural Resources, Inc.
7.750% due 03/31/2020	507	365
Comcast Corp.
6.400% due 05/15/2038	50	68
6.500% due 11/15/2035	200	273
6.550% due 07/01/2039	2,000	2,743
6.950% due 08/15/2037	700	998
7.050% due 03/15/2033	600	854
Cox Communications, Inc.
8.375% due 03/01/2039	1,600	2,280
CVS Pass-Through Trust
4.704% due 01/10/2036	3,391	3,723
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,965
Devon Financing Corp. LLC
7.875% due 09/30/2031	400	547
Discovery Communications LLC
4.950% due 05/15/2042	3,700	3,921
Domtar Corp.
6.750% due 02/15/2044	1,500	1,735
Dow Chemical Co.
9.400% due 05/15/2039	100	166
Ecopetrol S.A.
7.375% due 09/18/2043	3,300	3,601
Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,398
Encana Corp.
6.500% due 08/15/2034	2,000	2,322
Energy Transfer Partners LP
4.050% due 03/15/2025	1,800	1,821
6.625% due 10/15/2036	500	597
7.500% due 07/01/2038	400	507
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,600	2,651
5.100% due 02/15/2045	2,200	2,475
5.750% due 03/01/2035	200	238
Ford Motor Co.
7.450% due 07/16/2031	2,200	3,046
Freeport-McMoRan, Inc.
5.450% due 03/15/2043	500	449
Goldcorp, Inc.
5.450% due 06/09/2044	1,600	1,674
GTL Trade Finance, Inc.
5.893% due 04/29/2024	792	767
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	1,500	1,783
Kraft Foods Group, Inc.
6.500% due 02/09/2040	800	1,040
Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,240
Masco Corp.
7.750% due 08/01/2029	2,400	2,796
Medtronic, Inc.
4.625% due 03/15/2045	2,100	2,387
Microsoft Corp.
3.750% due 02/12/2045	1,300	1,311
Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,540

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
6.400% due 04/30/2040	$1,100	$1,508
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	2,750	2,502
Newmont Mining Corp.
6.250% due 10/01/2039	600	613
ONEOK Partners LP
6.200% due 09/15/2043	2,000	2,090
Oracle Corp.
4.500% due 07/08/2044	1,500	1,676
Pfizer, Inc.
7.200% due 03/15/2039	670	988
Philip Morris International, Inc.
3.600% due 11/15/2023	700	742
Pride International, Inc.
7.875% due 08/15/2040	200	233
QVC, Inc.
5.950% due 03/15/2043	2,100	2,157
Reynolds American, Inc.
6.150% due 09/15/2043	3,000	3,721
Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,200	1,317
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	1,000	1,005
SABMiller Holdings, Inc.
4.950% due 01/15/2042	1,500	1,692
SES S.A.
5.300% due 04/04/2043	1,800	2,040
Southern Copper Corp.
5.250% due 11/08/2042	1,000	898
Suncor Energy, Inc.
6.500% due 06/15/2038	200	258
6.850% due 06/01/2039	800	1,058
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,241
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	129
8.375% due 06/15/2032	2,400	3,112
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	29	37
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,800	1,827
Thomson Reuters Corp.
5.650% due 11/23/2043	3,500	4,168
Time Warner Cable, Inc.
5.500% due 09/01/2041	1,297	1,493
5.875% due 11/15/2040	400	480
6.550% due 05/01/2037	2,000	2,520
Time Warner, Inc.
4.650% due 06/01/2044	200	216
6.250% due 03/29/2041	100	130
6.500% due 11/15/2036	2,469	3,215
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	127
7.250% due 08/15/2038	300	418
Transocean, Inc.
7.500% due 04/15/2031	1,000	757
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	587	655
United Airlines Pass-Through Trust
4.000% due 10/11/2027	1,000	1,055
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,861
Vale Overseas Ltd.
6.250% due 01/23/2017	200	212
6.875% due 11/10/2039	1,600	1,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vessel Management Services, Inc.
3.432% due 08/15/2036	$2,138	$2,246
Viacom, Inc.
5.250% due 04/01/2044	1,400	1,501
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,322
6.200% due 04/15/2038	900	1,230
Waste Management, Inc.
4.100% due 03/01/2045	1,300	1,334
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,521
8.750% due 03/15/2032	137	164
Williams Partners LP
4.900% due 01/15/2045	1,500	1,412

		153,883

UTILITIES 13.3%
Anadarko Finance Co.
7.500% due 05/01/2031	900	1,197
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,925
7.000% due 04/01/2038	100	143
AT&T, Inc.
4.350% due 06/15/2045	210	202
4.800% due 06/15/2044	3,400	3,501
5.350% due 09/01/2040	3,618	3,963
6.300% due 01/15/2038	1,000	1,201
6.550% due 02/15/2039	600	739
Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	511
6.500% due 09/15/2037	1,600	2,173
British Telecommunications PLC
9.625% due 12/15/2030	600	991
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,382	1,477
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	1,500	1,598
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	571
Delmarva Power & Light Co.
3.500% due 11/15/2023	2,900	3,088
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	945
Enable Midstream Partners LP
5.000% due 05/15/2044	3,000	2,748
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,506
FirstEnergy Corp.
7.375% due 11/15/2031	400	509
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	974
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	648
Koninklijke KPN NV
8.375% due 10/01/2030	2,400	3,465
Majapahit Holding BV
7.750% due 01/20/2020	900	1,066
NGPL PipeCo LLC
7.768% due 12/15/2037	1,300	1,386
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,462
Pacific Gas & Electric Co.
5.400% due 01/15/2040	200	247
6.050% due 03/01/2034	3,201	4,195
PacifiCorp
6.000% due 01/15/2039	1,300	1,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras Global Finance BV
6.875% due 01/20/2040	$2,600	$2,375
7.875% due 03/15/2019	1,700	1,740
Petroleos Mexicanos
5.500% due 06/27/2044	4,000	4,055
5.625% due 01/23/2046	1,100	1,122
6.500% due 06/02/2041	1,000	1,138
Plains All American Pipeline LP
6.650% due 01/15/2037	100	125
Progress Energy, Inc.
7.750% due 03/01/2031	400	580
Shell International Finance BV
3.625% due 08/21/2042	1,100	1,090
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,428
Southern California Edison Co.
5.625% due 02/01/2036	200	260
6.000% due 01/15/2034	300	402
Telefonica Europe BV
8.250% due 09/15/2030	2,500	3,651
Verizon Communications, Inc.
4.672% due 03/15/2055	3,422	3,367
4.862% due 08/21/2046	3,040	3,191
5.012% due 08/21/2054	11,500	11,986
6.400% due 09/15/2033	144	180
6.550% due 09/15/2043	110	143
Virginia Electric & Power Co.
8.875% due 11/15/2038	1,000	1,678
Vodafone Group PLC
4.375% due 02/19/2043	500	495
6.150% due 02/27/2037	1,200	1,461

		84,657

Total Corporate Bonds & Notes (Cost $310,658)		334,548

MUNICIPAL BONDS & NOTES 4.8%

CALIFORNIA 1.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,941
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	400	603
7.500% due 04/01/2034	600	898
7.550% due 04/01/2039	1,000	1,568
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	170	140
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	150	214
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,173
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	140
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	2,214
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,122

		12,013

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.8%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	$2,957	$3,950
6.655% due 04/01/2057	700	923

		4,873

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,500	2,982

MICHIGAN 0.2%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,254

NEVADA 0.0%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.100% due 06/01/2039	200	234

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	550

NEW YORK 0.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	538
6.814% due 11/15/2040	1,400	1,974
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,261
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,586

		5,359

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	344

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,552
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	83

		2,635

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	83

Total Municipal Bonds & Notes (Cost $25,630)		30,327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.4%
Fannie Mae
0.000% due 06/01/2017 (e)	$2,400	$2,362
0.374% due 10/27/2037	398	393
3.980% due 07/01/2021	2,500	2,776
5.625% due 04/17/2028	100	131
6.000% due 04/18/2036	900	949
6.250% due 05/15/2029	2,200	3,159
Fannie Mae Strips
0.000% due 05/15/2030 - 11/15/2030	20,000	12,416
Financing Corp.
0.000% due 12/27/2018	5,200	4,956
8.600% due 09/26/2019	1,470	1,920
Freddie Mac
5.000% due 04/15/2038	239	266
6.250% due 07/15/2032	500	744
6.750% due 03/15/2031	2,800	4,278
Freddie Mac Strips
0.000% due 03/15/2031	1,100	666
Ginnie Mae
3.500% due 11/20/2044	1,329	1,325
5.500% due 10/20/2037	451	566
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,750
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 04/15/2030	16,700	12,351
Resolution Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030	2,300	1,510
Small Business Administration
5.290% due 12/01/2027	267	297
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,531
4.875% due 01/15/2048	1,900	2,387
5.250% due 09/15/2039	900	1,183
5.375% due 04/01/2056	1,200	1,611
5.880% due 04/01/2036	3,000	4,218

Total U.S. Government Agencies (Cost $62,326)		72,745

U.S. TREASURY OBLIGATIONS 23.7%
U.S. Treasury Bonds
2.750% due 08/15/2042 (c)(e)	17,500	18,211
3.125% due 11/15/2041 (c)(e)(g)	10,700	11,966
3.125% due 02/15/2043 (c)(e)	16,000	17,865
3.375% due 05/15/2044 (c)	5,900	6,917
3.625% due 02/15/2044 (c)(e)	16,500	20,191
3.750% due 11/15/2043 (e)	3,900	4,874
4.250% due 05/15/2039 (c)	3,100	4,097
4.375% due 11/15/2039 (c)(e)(g)	9,600	12,944
4.500% due 08/15/2039 (c)	1,100	1,507
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2045	4,169	4,256
1.375% due 02/15/2044 (e)	10,130	11,948
U.S. Treasury Strips
0.000% due 05/15/2032	1,100	720
0.000% due 11/15/2032	7,400	4,769
0.000% due 08/15/2033	2,500	1,579
0.000% due 11/15/2033	500	315
0.000% due 05/15/2034	600	370
0.000% due 11/15/2034	200	122
0.000% due 11/15/2039	1,700	905
0.000% due 08/15/2040	18,800	9,776
0.000% due 11/15/2040 (c)	25,200	13,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2042		$2,600	$1,271
0.000% due 05/15/2043		6,800	3,263

Total U.S. Treasury Obligations (Cost $129,597)			150,893

MORTGAGE-BACKED SECURITIES 1.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035		1,200	1,434
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034		175	173
DBUBS Mortgage Trust
1.528% due 07/12/2044		1,599	1,626
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,618	1,631
5.444% due 03/10/2039		300	317
IndyMac Mortgage Loan Trust
0.354% due 07/25/2047		209	152
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046		1,200	1,287
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,424	1,567
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2035		1,600	1,688
Structured Asset Mortgage Investments Trust
0.364% due 07/25/2046		96	77
0.394% due 05/25/2036		180	135
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,441

Total Mortgage-Backed Securities (Cost $11,115)			11,528

ASSET-BACKED SECURITIES 0.0%
SLM Student Loan Trust
1.756% due 04/25/2023		291	298

Total Asset-Backed Securities (Cost $287)			298

SOVEREIGN ISSUES 3.7%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		800	860
Colombia Government International Bond
6.125% due 01/18/2041		1,200	1,431
Hydro-Quebec
6.500% due 02/15/2035	CAD	6,400	7,901
Italy Buoni Poliennali Del Tesoro
4.750% due 09/01/2044	EUR	1,200	2,059
5.000% due 09/01/2040		600	1,023
Mexico Government International Bond
3.600% due 01/30/2025		$3,189	3,289
4.600% due 01/23/2046		534	550
6.050% due 01/11/2040		774	960
7.750% due 05/29/2031	MXN	31,600	2,359
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,770
Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,282

Total Sovereign Issues (Cost $23,768)			23,484

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		463	25

Total Common Stocks (Cost $13)			25

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 06/11/2015 (e)(g)	$719	$719

Total Short-Term Instruments (Cost $719)		719

Total Investments in Securities (Cost $566,075)		626,536

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.8%

SHORT-TERM INSTRUMENTS 14.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.8%
PIMCO Short-Term Floating NAV Portfolio	1,999	$20
PIMCO Short-Term Floating NAV Portfolio III	9,515,805	94,368

Total Short-Term Instruments (Cost $94,378)		94,388

Total Investments in Affiliates (Cost $94,378)		94,388

MARKET VALUE (000S)
Total Investments 113.1% (Cost $660,453)	$720,924

Financial Derivative Instruments (d)(f) (0.7%) (Cost or Premiums, net $(793))	(4,156)

Other Assets and Liabilities, net (12.4%)	(79,466)

Net Assets 100.0%	$637,302

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BSN	0.210%	02/26/2015	04/16/2015	$(4,365)	$(4,366)

Total Reverse Repurchase Agreements					$(4,366)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BCY	0.260%	03/13/2015	04/13/2015	$(13,266)	$(13,280)
BPG	0.300%	03/17/2015	04/09/2015	(3,821)	(3,822)
	0.550%	03/30/2015	04/13/2015	(2,667)	(2,670)
GSC	0.220%	03/04/2015	04/17/2015	(7,394)	(7,406)
	0.240%	03/09/2015	04/09/2015	(447)	(447)
	0.290%	03/12/2015	04/08/2015	(501)	(501)
	0.300%	03/13/2015	04/10/2015	(501)	(501)
	0.420%	03/26/2015	04/09/2015	(7,277)	(7,282)
	0.450%	03/27/2015	04/10/2015	(4,114)	(4,117)
	0.540%	03/27/2015	04/02/2015	(2,793)	(2,794)
MSC	0.230%	03/06/2015	04/06/2015	(3,251)	(3,252)
	0.400%	03/26/2015	04/09/2015	(6,595)	(6,600)
	0.450%	03/26/2015	04/09/2015	(6,952)	(6,957)
TDM	0.230%	03/11/2015	04/13/2015	(22,279)	(22,305)
	0.290%	03/12/2015	04/08/2015	(501)	(501)

Total Sale-Buyback Transactions					$(82,435)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $59,846 at a weighted average interest rate of 0.183%.
(2)	Payable for sale-buyback transactions includes $58 of deferred price drop.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	04/01/2045	$1,000	$(1,136)	$(1,141)

Total Short Sales				$(1,136)	$(1,141)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

120	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $87,735 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BSN	$0	$(4,366)	$0	$(4,366)	$4,405	$39

Master Securities Forward Transaction Agreement
BCY	0	0	(13,280)	(13,280)	13,108	(172)
BPG	0	0	(6,492)	(6,492)	6,585	93
GSC	0	0	(23,048)	(23,048)	22,914	(134)
MSC	0	0	(16,809)	(16,809)	16,663	(146)
TDM	0	0	(22,806)	(22,806)	22,701	(105)

Total Borrowings and Other Financing Transactions	$0	$(4,366)	$(82,435)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	3,352	$1,093	$0	$(2,563)
S&P 500 Index June Futures	Long	06/2015	503	864	0	(1,861)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	161	137	51	(23)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	73	(79)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	207	357	58	0

Total Futures Contracts				$2,372	$109	$(4,447)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$52,800	$897	$5	$9	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	8,800	162	(3)	2	0

				$1,059	$2	$11	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	01/07/2020	$ 9,600	$(147)	$(120)	$0	$(16)
Receive	3-Month USD-LIBOR	2.750%	06/18/2024	2,100	(155)	(142)	0	(5)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025	27,200	(745)	(615)	0	(55)
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN 26,800	216	(61)	2	0

					$(831)	$(938)	$2	$(76)

Total Swap Agreements					$228	$(936)	$13	$(76)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $30,658 and cash of $2,381 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$109	$13	$122	$0	$(4,447)	$(76)	$(4,523)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		3,976		CAD	4,945	$0	$(71)
	04/2015			6,382		JPY	762,900	0	(22)
	05/2015		JPY	762,900	$		6,385	21	0

CBK	04/2015			363,600			2,996	0	(35)
	05/2015		MXN	5,809			370	0	(10)

HUS	04/2015	$		11,769		EUR	10,719	0	(244)
	05/2015		EUR	10,719	$		11,774	244	0

JPM	04/2015		CAD	2,454			1,950	12	0
	04/2015		EUR	2,630			2,826	0	(2)
	04/2015		JPY	399,300			3,337	7	0
	04/2015		MXN	30,799			2,093	76	0

RBC	04/2015		CAD	12,320			9,881	154	0

SOG	04/2015	$		7,853		CAD	9,829	0	(92)
	05/2015		CAD	9,829	$		7,849	92	0

UAG	04/2015		EUR	8,089			9,200	502	0

Total Forward Foreign Currency Contracts								$1,108	$(476)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	3,500	$308	$143

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		5,400	454	221

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		3,600	317	148

								$1,079	$512

Total Purchased Options								$1,079	$512

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	7,700	$(319)	$(141)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		11,700	(469)	(215)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		1,600	(8)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,600	(10)	(3)

122	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	7,800	$(324)	$(143)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		49,600	(363)	(364)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		49,600	(340)	(273)

								$(1,833)	$(1,154)

Total Written Options								$(1,872)	$(1,156)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$24,100	$(230)
Sales	580	266,100	(2,530)
Closing Buys	0	0	0
Expirations	(290)	(97,600)	534
Exercised	(290)	(58,700)	354

Balance at End of Period	0	$133,900	$(1,872)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	S&P 500 Total Return Index	9,182	3-Month USD-LIBOR plus a specified spread	03/15/2016	$	34,675	$257	$257	$0

Total Swap Agreements								$257	$257	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $687 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$21	$143	$0	$164	$(93)	$(141)	$0	$(234)	$(70)	$0	$(70)
BPS	0	0	257	257	0	0	0	0	257	(570)	(313)
CBK	0	0	0	0	(45)	(2)	0	(47)	(47)	0	(47)
DUB	0	221	0	221	0	(215)	0	(215)	6	0	6
GLM	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
HUS	244	0	0	244	(244)	0	0	(244)	0	0	0
JPM	95	148	0	243	(2)	(143)	0	(145)	98	0	98
MYC	0	0	0	0	0	(637)	0	(637)	(637)	687	50
RBC	154	0	0	154	0	0	0	0	154	(10)	144
SOG	92	0	0	92	(92)	0	0	(92)	0	0	0
UAG	502	0	0	502	0	0	0	0	502	(540)	(38)

Total Over the Counter	$1,108	$512	$257	$1,877	$(476)	$(1,156)	$0	$(1,632)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$109	$109
Swap Agreements	0	11	0	0	2	13

	$0	$11	$0	$0	$111	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Purchased Options	0	0	0	0	512	512
Swap Agreements	0	0	257	0	0	257

	$0	$0	$257	$1,108	$512	$1,877

	$0	$11	$257	$1,108	$623	$1,999

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$4,424	$0	$23	$4,447
Swap Agreements	0	0	0	0	76	76

	$0	$0	$4,424	$0	$99	$4,523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$476	$0	$476
Written Options	0	0	0	0	1,156	1,156

	$0	$0	$0	$476	$1,156	$1,632

	$0	$0	$4,424	$476	$1,255	$6,155

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	0	0	125	125
Futures	0	0	65,811	0	7,378	73,189
Swap Agreements	0	306	0	0	(148)	158

	$0	$306	$65,799	$0	$7,355	$73,460

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,676	$0	$2,676
Written Options	0	68	0	0	340	408
Swap Agreements	0	93	6,660	0	327	7,080

	$0	$161	$6,660	$2,676	$667	$10,164

	$0	$467	$72,459	$2,676	$8,022	$83,624

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6	$0	$0	$6
Futures	0	0	(2,318)	0	(321)	(2,639)
Swap Agreements	0	2	0	0	(938)	(936)

	$0	$2	$(2,312)	$0	$(1,259)	$(3,569)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$566	$0	$566
Purchased Options	0	0	0	0	(567)	(567)
Written Options	0	0	0	0	601	601
Swap Agreements	0	(35)	(576)	0	(242)	(853)

	$0	$(35)	$(576)	$566	$(208)	$(253)

	$0	$(33)	$(2,888)	$566	$(1,467)	$(3,822)

124	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,969	$0	$1,969
Corporate Bonds & Notes
Banking & Finance	0	96,008	0	96,008
Industrials	0	151,635	2,248	153,883
Utilities	0	83,180	1,477	84,657
Municipal Bonds & Notes
California	0	12,013	0	12,013
Georgia	0	4,873	0	4,873
Illinois	0	2,982	0	2,982
Michigan	0	1,254	0	1,254
Nevada	0	234	0	234
New Jersey	0	550	0	550
New York	0	5,359	0	5,359
North Carolina	0	344	0	344
Ohio	0	2,635	0	2,635
West Virginia	0	83	0	83
U.S. Government Agencies	0	72,745	0	72,745
U.S. Treasury Obligations	0	150,893	0	150,893
Mortgage-Backed Securities	0	11,528	0	11,528
Asset-Backed Securities	0	298	0	298
Sovereign Issues	0	23,484	0	23,484
Common Stocks
Financials	25	0	0	25
Short-Term Instruments
U.S. Treasury Bills	0	719	0	719
	$25	$622,786	$3,725	$626,536

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$94,388	$0	$0	$94,388

Total Investments	$94,413	$622,786	$3,725	$720,924

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,141)	$0	$(1,141)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	109	13	0	122
Over the counter	0	1,877	0	1,877
	$109	$1,890	$0	$1,999

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,447)	(76)	0	(4,523)
Over the counter	0	(1,632)	0	(1,632)
	$(4,447)	$(1,708)	$0	$(6,155)

Totals	$90,075	$621,827	$3,725	$715,627

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Fund and PIMCO StocksPLUS® Absolute Return Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized.

Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

126	PIMCO STOCKSPLUS® FUNDS

March 31, 2015

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current

ANNUAL REPORT	MARCH 31, 2015	127

Notes to Financial Statements (Cont.)

or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

128	PIMCO STOCKSPLUS® FUNDS

March 31, 2015

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage

Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central

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Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$4	$15,801	$(15,794)	$(1)	$0	$10	$1	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	84	80,902	(80,970)	1	0	17	2	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Fund	4	45,811	(45,804)	(5)	0	6	11	0
PIMCO StocksPLUS® Absolute Return Fund	3	6,400	(6,393)	0	0	10	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	18	58,301	(58,308)	0	0	11	1	0
PIMCO StocksPLUS® Long Duration Fund	73,398	51,854	(125,241)	7	2	20	54	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$303,978	$1,098,366	$(1,209,101)	$(1,655)	$49	$191,637	$2,362	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	148,266	1,398,709	(879,900)	(1,570)	58	665,563	2,208	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	303,656	1,203,937	(1,261,000)	(1,810)	41	244,824	2,735	0
PIMCO StocksPLUS® Fund	344,826	1,420,051	(1,381,900)	(2,336)	35	380,676	3,447	0
PIMCO StocksPLUS® Absolute Return Fund	284,652	1,342,841	(1,274,200)	(1,613)	128	351,808	2,537	0
PIMCO StocksPLUS® AR Short Strategy Fund	1,409,463	3,795,856	(5,027,129)	(4,467)	184	173,907	6,438	0
PIMCO StocksPLUS® Long Duration Fund	0	503,356	(408,300)	(697)	9	94,368	954	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the

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same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select

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sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange-traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When a Fund writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an interest rate-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a

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Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Correlation Swap Agreements  Certain Funds may invest in correlation swap agreements to gain or mitigate exposure to the underlying reference assets. Correlation swap agreements involve two parties agreeing to exchange cash flows based on the measured correlation of specified underlying assets. One party agrees to exchange a “fixed rate” or strike rate payment for the “floating rate” or realized price correlation on the underlying asset with respect to the notional amount. At inception, the strike rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price correlation of the underlying asset and the strike rate multiplied by the notional amount. As a receiver of the fixed strike rate price correlation, the Fund would receive the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would owe the payoff amount when the correlation is greater than the strike. As a payer of the fixed strike rate price correlation, the Fund would owe the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would receive the payoff amount when the correlation is greater than the strike. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying asset.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer

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“market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.)

currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to

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the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any

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Notes to Financial Statements (Cont.)

obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® AR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

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The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$252,708	$8,628
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	210,334	86,020
PIMCO Small Cap StocksPLUS® AR Strategy Fund	230,872	2,662
PIMCO StocksPLUS® Fund	59,093	7,483
PIMCO StocksPLUS® Absolute Return Fund	307,716	9,952
PIMCO StocksPLUS® AR Short Strategy Fund	1,001,170	214,395
PIMCO StocksPLUS® Long Duration Fund	32,948	6,164

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Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$3,891,143	$3,849,881	$358,740	$317,264
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	5,141,451	4,828,859	619,380	452,839
PIMCO Small Cap StocksPLUS® AR Strategy Fund	4,409,846	4,188,695	346,227	260,622
PIMCO StocksPLUS® Fund	606,563	520,043	340,183	336,028
PIMCO StocksPLUS® Absolute Return Fund	3,901,286	3,711,620	450,894	224,081
PIMCO StocksPLUS® AR Short Strategy Fund	13,858,847	13,863,955	1,060,652	1,001,353
PIMCO StocksPLUS® Long Duration Fund	436,868	414,523	191,818	129,633

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (1)				PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,166	$39,616	16,706	$119,876	44,585	$356,789	24,526	$191,420
Class P	2,505	17,040	4,656	33,196	28,345	226,874	5,358	42,253
Administrative Class	291	1,877	198	1,332	0	0	0	0
Class D	3,637	24,076	3,375	23,370	39,350	308,002	18,225	138,968
Class A	1,702	11,304	3,291	22,631	28,177 ^	219,905 ^	18,798	142,562
Class B	0	0	0	0	5	30	54	390
Class C	531	3,423	958	6,485	9,835	72,271	7,920	57,053
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	9,420	62,729	23,430	160,872	4,308	34,373	2,370	18,170
Class P	97	647	144	989	990	7,899	170	1,315
Administrative Class	23	149	32	214	0	0	0	0
Class D	301	1,975	448	3,038	3,500	26,825	1,146	8,431
Class A	216	1,415	380	2,565	3,275	25,053	900	6,748
Class B	0	0	0	0	4	33	4	31
Class C	65	416	136	895	1,333	9,594	297	2,118
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(39,877)	(275,138)	(17,336)	(120,498)	(22,506)	(179,176)	(27,596)	(214,867)
Class P	(2,378)	(15,945)	(5,347)	(38,051)	(3,395)	(26,941)	(1,918)	(14,761)
Administrative Class	(97)	(656)	(57)	(384)	0	0	0	0
Class D	(3,105)	(19,941)	(2,937)	(20,051)	(13,233)	(102,164)	(26,271)	(192,944)
Class A	(2,800)	(18,015)	(1,251)	(8,407)	(10,366)	(79,807)	(6,775)	(51,087)
Class B	0	0	0	0	(90)^	(671)	(54)^	(391)
Class C	(737)	(4,645)	(321)	(2,126)	(3,113)	(22,556)	(1,362)	(9,722)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(24,040)	$(169,673)	26,505	$185,946	111,004	$876,333	15,792	$125,687

ANNUAL REPORT	MARCH 31, 2015	143

Notes to Financial Statements (Cont.)

	PIMCO Small Cap StocksPLUS® AR Strategy Fund				PIMCO StocksPLUS® Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	14,263	$136,597	15,403	$148,750	20,900	$214,414	52,741	$505,961
Class P	17,089	163,401	12,243	118,195	4,596	48,252	3,503	34,451
Administrative Class	103	996	0	0	193	1,871	177	1,634
Class D	12,218	115,062	24,901	234,157	2,567	24,440	2,281	21,027
Class A	16,027	152,368	35,654	339,592	8,880 ^^	84,286 ^^	13,814	127,507
Class B	0	0	0	0	21	190	207	1,847
Class C	5,173	45,966	11,447	104,845	4,657	42,103	7,694	69,758
Class R	0	0	0	0	944	9,267	434	4,096
Issued as reinvestment of distributions
Institutional Class	3,324	30,725	3,888	37,467	10,127	93,951	6,030	58,053
Class P	1,990	18,286	1,290	12,389	648	5,998	205	1,977
Administrative Class	7	66	0	0	107	943	80	742
Class D	4,454	40,287	4,831	45,834	637	5,517	266	2,426
Class A	4,317	39,261	4,880	46,581	3,536	30,808	2,321	21,325
Class B	0	0	0	0	20	165	29	255
Class C	1,902	16,312	1,621	14,783	2,340	19,563	1,264	11,264
Class R	0	0	0	0	219	1,962	110	1,034
Cost of shares redeemed
Institutional Class	(17,293)	(165,795)	(24,710)	(245,651)	(45,628)	(466,546)	(76,387)	(723,206)
Class P	(9,366)	(88,176)	(7,448)	(71,404)	(4,960)	(48,203)	(3,006)	(28,833)
Administrative Class	(9)	(81)	0	0	(183)	(1,755)	(213)	(1,979)
Class D	(21,466)	(202,095)	(16,253)	(153,778)	(1,810)	(16,645)	(2,615)	(23,997)
Class A	(28,074)	(266,079)	(13,222)	(126,751)	(8,450)	(80,756)	(6,295)	(58,254)
Class B	0	0	0	0	(300)^^	(2,696)^^	(126)	(1,113)
Class C	(5,648)	(50,507)	(2,395)	(22,012)	(3,560)	(32,870)	(2,251)	(20,430)
Class R	0	0	0	0	(497)	(4,696)	(439)	(4,194)
Net increase (decrease) resulting from Fund share transactions	(989)	$(13,406)	52,130	$482,997	(4,996)	$(70,437)	(176)	$1,351

144	PIMCO STOCKSPLUS® FUNDS

March 31, 2015

	PIMCO StocksPLUS® Absolute Return Fund						PIMCO StocksPLUS® AR Short Strategy Fund (2)
	Year Ended 03/31/2015				Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28,742		$286,714		6,916	$71,625	177,800	$450,082	648,857	$2,111,598
Class P	9,445		98,162		11,560	119,445	31,099	77,996	18,851	57,137
Class D	9,246		95,813		14,920	152,301	15,464	38,288	20,709	60,843
Class A	12,297	^^^	126,986	^^^	20,608	212,580	35,870	88,945	35,559	105,366
Class B	31		303		209	2,105	0	0	0	0
Class C	7,967		76,938		13,471	133,822	4,927	11,796	6,188	17,369
Issued as reinvestment of distributions
Institutional Class	4,409		43,138		3,340	33,558	20,756	49,615	44,806	127,278
Class P	2,135		20,716		1,237	12,346	256	609	390	1,118
Class D	5,883		56,200		4,195	41,381	156	362	361	991
Class A	5,670		54,899		3,988	39,790	122	284	444	1,225
Class B	7		67		25	238	0	0	0	0
Class C	3,688		33,550		2,091	19,928	41	89	106	280
Cost of shares redeemed
Institutional Class	(6,642)		(70,067)		(22,278)	(232,109)	(633,440)	(1,574,287)	(573,428)	(1,608,145)
Class P	(6,147)		(62,264)		(10,066)	(102,736)	(27,643)	(67,841)	(26,971)	(80,131)
Class D	(14,632)		(152,080)		(24,196)	(244,214)	(20,299)	(48,760)	(24,423)	(71,364)
Class A	(15,954)		(165,565)		(11,472)	(117,841)	(48,015)	(116,757)	(54,195)	(159,651)
Class B	(234	)^^^	(2,358	)^^^	(134)	(1,336)	0	0	0	0
Class C	(6,063)		(59,523)		(4,185)	(41,006)	(5,694)	(13,446)	(6,087)	(16,879)
Net increase (decrease) resulting from Fund share transactions	39,848		$381,629		10,229	$99,877	(448,600)	$(1,103,025)	91,167	$547,035

ANNUAL REPORT	MARCH 31, 2015	145

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Long Duration Fund (3)
	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	49,867	$386,801	23,372	$204,049
Issued as reinvestment of distributions
Institutional Class	16,039	118,913	26,747	185,020
Cost of shares redeemed
Institutional Class	(58,916)	(465,396)	(73,092)	(620,788)
Net increase (decrease) resulting from Fund share transactions	6,990	$40,318	(22,973)	$(231,719)

(1)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 91% of the Fund.
(2)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 93% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 40% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 28 Class B shares in the amount of $212 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 127 Class B shares in the amount of $1,075 converted into Class A shares of the Fund.
^^^	At the NYSE Close on March 25, 2015, 65 Class B shares in the amount of $597 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral—Capital (4)	Qualified Late-Year Loss Deferral—Ordinary (5)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$60,335	$2,462	$(20,347)	$(632)	$—	$—	$—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	133,880	—	(10,504)	(2,211)	(18,957)	—	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	21,225	56,599	43,951	(1,113)	(116,615)	—	—
PIMCO StocksPLUS® Fund	17,144	75,645	19,949	(2,058)	(182,293)	—	—
PIMCO StocksPLUS® Absolute Return Fund	13,833	41,454	(6,296)	(1,570)	(16,002)	—	—
PIMCO StocksPLUS® AR Short Strategy Fund	113,734	—	(315,906)	(2,479)	(3,045,427)	—	—
PIMCO StocksPLUS® Long Duration Fund	18,563	13,502	57,561	(144)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

146	PIMCO STOCKSPLUS® FUNDS

March 31, 2015

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$—	$—	$—	$—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	—	—	—	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund*	—	57,516	59,099	—
PIMCO StocksPLUS® Fund*	—	171,235	11,059	—
PIMCO StocksPLUS® Absolute Return Fund*	—	3,839	12,162	—
PIMCO StocksPLUS® AR Short Strategy Fund	—	—	78,424	183,598
PIMCO StocksPLUS® Long Duration Fund	—	—	—	—

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$—	$—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	18,957	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	—	—
PIMCO StocksPLUS® Fund	—	—
PIMCO StocksPLUS® Absolute Return Fund	—	—
PIMCO StocksPLUS® AR Short Strategy Fund	804,727	1,978,678
PIMCO StocksPLUS® Long Duration Fund	—	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$1,194,419	$16,943	$(34,331)	$(17,388)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,607,685	15,647	(25,618)	(9,971)
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,464,432	18,561	(42,427)	(23,866)
PIMCO StocksPLUS® Fund	1,038,892	7,538	(11,021)	(3,483)
PIMCO StocksPLUS® Absolute Return Fund	1,506,849	17,365	(37,381)	(20,016)
PIMCO StocksPLUS® AR Short Strategy Fund	4,040,548	91,666	(153,566)	(61,900)
PIMCO StocksPLUS® Long Duration Fund	662,701	63,294	(5,071)	58,223

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), and sale/buyback transactions, convertible preferred securities, and Lehman securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2015	147

Notes to Financial Statements (Cont.)

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$65,089	$2,531	$—	$163,671	$5,277	$—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	108,500	—	—	37,784	—	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	57,000	95,220	—	83,995	79,866	—
PIMCO StocksPLUS® Fund	2,855	165,129	—	52,582	49,655	—
PIMCO StocksPLUS® Absolute Return Fund	57,489	166,965	—	55,577	101,933	—
PIMCO StocksPLUS® AR Short Strategy Fund	50,992	—	—	130,993	—	—
PIMCO StocksPLUS® Long Duration Fund	69,888	50,305	—	93,501	93,656	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 15, 2015, the Funds’ names were changed to the following:

Fund Name prior to April 15, 2015	Fund Name effective April 15, 2015
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Small Fund
PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Short Fund

The Funds also amended their existing principal investment strategies, as set forth in the Funds’ Prospectus (as supplemented April 15, 2015).

There were no other subsequent events identified that require recognition or disclosure.

148	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO StocksPLUS® International Fund (Unhedged) (formerly, PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (formerly, PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)), PIMCO StocksPLUS® Small Fund (formerly, PIMCO Small Cap StocksPLUS® AR Strategy Fund), PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund (formerly, PIMCO StocksPLUS® AR Short Strategy Fund), and PIMCO StocksPLUS® Long Duration Fund (seven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	149

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
COM	Commerz Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	SAR	Saudi Riyal
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	ZAR	South African Rand
DKK	Danish Krone	MXN	Mexican Peso
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

150	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.00%	0.00%	$13,454	$716
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	17,045	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.58%	0.58%	57,000	—
PIMCO StocksPLUS® Fund	0.00%	0.00%	1,601	1,253
PIMCO StocksPLUS® Absolute Return Fund	1.16%	1.16%	44,301	13,189
PIMCO StocksPLUS® AR Short Strategy Fund	8.85%	8.85%	50,992	—
PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	33,401	36,488

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	151

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

152	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	153

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

154	PIMCO STOCKSPLUS® FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	155

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

156	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3008AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Notes to Financial Statements		90
Report of Independent Registered Public Accounting Firm		112
Glossary		113
Management of the Trust		114
Results of Proxy Voting		116
Privacy Policy		117

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	41
PIMCO California Municipal Bond Fund	7	44
PIMCO California Short Duration Municipal Income Fund	8	47
PIMCO High Yield Municipal Bond Fund	9	50
PIMCO Municipal Bond Fund	10	56
PIMCO National Intermediate Municipal Bond Fund	11	62
PIMCO New York Municipal Bond Fund	12	66
PIMCO Short Duration Municipal Income Fund	13	68
PIMCO Tax Managed Real Return Fund	14	71
PIMCO Unconstrained Tax Managed Bond Fund	15	76

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, inflation-indexed security risk, tax risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk, and short sale risk. A complete description of these risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. Income from the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund may be subject to Federal and state income taxes.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund each disclose returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	01/31/00	10/19/99	08/31/09
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	08/31/06	08/31/09
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	07/31/06	12/29/06
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	09/30/98	04/08/98	04/01/98	04/01/98
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	01/31/00	10/19/99	08/31/09
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	10/22/02	01/31/00	03/28/02	03/28/02
PIMCO Tax Managed Real Return Fund	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	10/30/09
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	—	01/30/09	01/30/09	01/30/09

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

California	94.8%
Short-Term Instruments‡	5.1%
New Jersey	0.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	4.22%	3.91%	3.45%	4.07%
PIMCO California Intermediate Municipal Bond Fund Class P	4.12%	3.81%	3.35%	3.98%
PIMCO California Intermediate Municipal Bond Fund Class D	3.88%	3.57%	3.10%	3.71%
PIMCO California Intermediate Municipal Bond Fund Class A	3.88%	3.57%	3.10%	3.70%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	1.54%	2.78%	2.78%	3.50%
PIMCO California Intermediate Municipal Bond Fund Class C	3.11%	2.80%	2.34%	2.97%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	2.11%	2.80%	2.34%	2.97%
Barclays California Intermediate Municipal Bond Index	5.02%	5.32%	5.05%	5.26%
Lipper California Intermediate Municipal Debt Funds Average	4.65%	4.04%	3.76%	4.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

An underweight to duration (or sensitivity to changes in market interest rates) was the most significant detractor from performance as municipal bond yields moved lower across most maturities of the municipal yield curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»

An overweight to pre-refunded securities in the 0-5 year maturity bucket and an underweight to pre-refunded securities in the 8+ year maturity bucket detracted from performance, as pre-refunded securities in the 0-5 year maturity bucket underperformed the general municipal market and pre-refunded securities in the 8+ year maturity bucket outperformed the general municipal market.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
Class P - PCTPX	Class C - PCTGX
Class D - PCTDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

California	92.5%
Short-Term Instruments‡	7.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	6.96%	4.11%
PIMCO California Municipal Bond Fund Class P	6.85%	4.00%
PIMCO California Municipal Bond Fund Class D	6.59%	3.75%
PIMCO California Municipal Bond Fund Class A	6.59%	3.75%
PIMCO California Municipal Bond Fund Class A (adjusted)	4.20%	2.36%
PIMCO California Municipal Bond Fund Class C	5.80%	2.99%
PIMCO California Municipal Bond Fund Class C (adjusted)	4.80%	2.99%
Barclays California Municipal Bond Index	7.13%	4.50%
Lipper California Municipal Debt Funds Average	8.38%	4.50%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares.

Portfolio Insights

»

The PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) positioning was managed below its benchmark index throughout the majority of the reporting period, which detracted from relative performance as municipal bond yields moved lower across most maturities of the municipal yield curve.

»	An overweight to the revenue-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»

An overweight to the resource recovery sector throughout the majority of the reporting period contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the industrial revenue sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

California	94.3%
Short-Term Instruments‡	4.5%
Utah	0.8%
New York	0.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	0.95%	0.79%	1.84%
PIMCO California Short Duration Municipal Income Fund Class P	0.84%	0.69%	1.74%
PIMCO California Short Duration Municipal Income Fund Class D	0.54%	0.39%	1.43%
PIMCO California Short Duration Municipal Income Fund Class A	0.54%	0.39%	1.43%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	-1.72%	-0.07%	1.16%
PIMCO California Short Duration Municipal Income Fund Class C	0.24%	0.10%	1.11%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	-0.76%	0.10%	1.11%
Barclays California 1 Year Municipal Bond Index	0.53%	1.00%	2.16%
Lipper California Short/Intermediate Municipal Debt Funds Average	2.18%	2.21%	2.84%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was generally managed below its benchmark index in the one- to three-year range and above the index in the three- to seven-year range, which contributed to performance as municipal bond yields moved modestly higher along one- to three-year maturities and lower along three- to seven-year maturities.

»	An overweight to the revenue-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the sector outperformed the general municipal bond market over the reporting period.

»	An overweight to the lease-backed sector detracted from performance as the sector underperformed the general municipal bond market over the reporting period.

»	An underweight to pre-refunded securities in the 8+ year maturity bucket detracted from performance, as the segment outperformed the general municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Ohio	12.3%
Texas	10.5%
Short-Term Instruments‡	9.3%
California	9.1%
New York	7.2%
New Jersey	6.6%
Other	45.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	9.32%	6.61%	3.68%
PIMCO High Yield Municipal Bond Fund Class P	9.22%	6.51%	3.58%
PIMCO High Yield Municipal Bond Fund Class D	9.00%	6.32%	3.39%
PIMCO High Yield Municipal Bond Fund Class A	9.00%	6.32%	3.39%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	6.55%	5.51%	3.02%
PIMCO High Yield Municipal Bond Fund Class C	8.19%	5.53%	2.62%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	7.19%	5.53%	2.62%
60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	7.87%	6.71%	4.91%
Lipper High Yield Municipal Debt Funds Average	10.22%	6.66%	3.96%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The PIMCO High Yield Municipal Bond Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the energy sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to the healthcare sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the metals and mining sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to the wirelines sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An overweight to the gaming sector detracted from returns as the sector underperformed the broader high yield bond market during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class C - PMLCX
Administrative Class - PMNAX
Class D - PMBDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

New York	15.0%
California	12.6%
Texas	9.9%
Ohio	7.3%
Florida	5.4%
Other	49.8%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	7.28%	5.75%	3.71%	4.26%
PIMCO Municipal Bond Fund Class P	7.17%	5.64%	3.59%	4.14%
PIMCO Municipal Bond Fund Administrative Class	7.02%	5.51%	3.47%	4.01%
PIMCO Municipal Bond Fund Class D	6.95%	5.42%	3.38%	3.92%
PIMCO Municipal Bond Fund Class A	6.95%	5.42%	3.38%	3.91%
PIMCO Municipal Bond Fund Class A (adjusted)	4.54%	4.62%	3.07%	3.72%
PIMCO Municipal Bond Fund Class C	6.42%	4.90%	2.87%	3.39%
PIMCO Municipal Bond Fund Class C (adjusted)	5.42%	4.90%	2.87%	3.39%
Barclays Municipal 20 Year Index (17-22 Year)	8.99%	6.43%	5.56%	5.81%
Lipper General & Insured Municipal Debt Funds Average	7.08%	5.20%	4.20%	4.35%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.69% for Administrative Class shares, 0.75% for Class D shares, 0.75% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as municipal bond yields moved lower across most maturities over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
Class P - PMNPX	Class C - PMNNX
Class D - PMNDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

New York	16.6%
Texas	15.7%
Ohio	12.7%
North Carolina	6.2%
Pennsylvania	5.8%
Virginia	5.6%
Short-Term Instruments‡	5.5%
Other	31.9%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	5.05%	3.36%
PIMCO National Intermediate Municipal Bond Fund Class P	4.94%	3.26%
PIMCO National Intermediate Municipal Bond Fund Class D	4.68%	3.01%
PIMCO National Intermediate Municipal Bond Fund Class A	4.68%	3.01%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	2.36%	1.63%
PIMCO National Intermediate Municipal Bond Fund Class C	4.16%	2.51%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	3.16%	2.51%
Barclays Municipal Bond 1-20 Year Blend (1-22) Index	5.57%	3.19%
Lipper Intermediate Municipal Debt Funds Average	4.24%	2.23%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.80% for Class D shares, 0.80% for Class A shares, and 1.30% for Class C shares.

Portfolio Insights

»

The PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) positioning was managed below its benchmark index throughout the majority of the first half of the reporting period, which detracted from performance as municipal yields moved lower across most maturities of the yield curve during the period.

»	An overweight to the revenue-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»

An overweight to the lease-backed sector throughout the majority of the reporting period detracted from performance as the segment underperformed the general municipal bond market over the reporting period.

»	An underweight to the healthcare sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

New York	93.9%
Short-Term Instruments‡	6.0%
California	0.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	7.44%	4.78%	4.40%	5.23%
PIMCO New York Municipal Bond Fund Class P	7.33%	4.68%	4.29%	5.14%
PIMCO New York Municipal Bond Fund Class D	7.09%	4.44%	4.04%	4.87%
PIMCO New York Municipal Bond Fund Class A	7.09%	4.44%	4.04%	4.86%
PIMCO New York Municipal Bond Fund Class A (adjusted)	4.68%	3.64%	3.72%	4.66%
PIMCO New York Municipal Bond Fund Class C	6.29%	3.66%	3.28%	4.12%
PIMCO New York Municipal Bond Fund Class C (adjusted)	5.29%	3.66%	3.28%	4.12%
Barclays 20 Year (17-22 Year) New York Municipal Bond Index	8.49%	5.69%	5.36%	6.10%
Lipper New York Municipal Debt Funds Average	7.47%	4.59%	4.06%	4.57%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds are generally issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and New York income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved lower across most maturities of the yield curve.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Class P - PSDPX	Class A - PSDAX
Administrative Class - PSDMX	Class C - PSDCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	13.5%
California	11.5%
Texas	9.1%
New York	8.6%
Georgia	6.9%
Ohio	6.8%
Florida	5.3%
Illinois	5.2%
Michigan	5.1%
Other	28.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	1.20%	1.08%	0.69%	1.59%
PIMCO Short Duration Municipal Income Fund Class P	1.10%	0.98%	0.58%	1.48%
PIMCO Short Duration Municipal Income Fund Administrative Class	0.83%	0.88%	0.47%	1.36%
PIMCO Short Duration Municipal Income Fund Class D	0.79%	0.68%	0.30%	1.19%
PIMCO Short Duration Municipal Income Fund Class A	0.79%	0.68%	0.30%	1.19%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	-1.53%	0.21%	0.07%	1.04%
PIMCO Short Duration Municipal Income Fund Class C	0.49%	0.38%	0.00%	0.81%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	-0.51%	0.38%	0.00%	0.81%
Barclays 1 Year Municipal Bond Index	0.57%	0.98%	2.22%	2.62%
Lipper Short Municipal Debt Funds Average	0.80%	1.26%	2.02%	2.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.58% for Administrative Class shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was generally managed below the index in the one- to three-year range and above the index in the three- to seven-year range, which contributed to performance as municipal yields moved modestly higher in the one- to three-year range and moved lower in the three- to seven-year range.

»	An overweight to revenue-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the housing sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»

Security selection within the pre-refunded securities sector detracted from performance as the pre-refunded securities within the Fund’s benchmark index outperformed the pre-refunded securities within the Fund’s portfolio over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class A - PTXAX
Class P - PTMPX	Class C - PXMCX
Class D - PXMDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Municipal Bonds & Notes	84.8%
Short-Term Instruments	15.2%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	-1.93%	1.67%	2.05%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	-1.94%	1.56%	1.95%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-0.32%	1.70%	1.99%
PIMCO Tax Managed Real Return Fund Class P	-2.03%	1.57%	1.95%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	-2.04%	1.46%	1.85%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-0.42%	1.60%	1.89%
PIMCO Tax Managed Real Return Fund Class D	-2.32%	1.26%	1.64%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	-2.33%	1.16%	1.55%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-0.72%	1.29%	1.58%
PIMCO Tax Managed Real Return Fund Class A	-2.32%	1.26%	1.64%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-5.95%	0.49%	0.92%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions)	-5.97%	0.39%	0.83%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-2.79%	0.69%	1.02%
PIMCO Tax Managed Real Return Fund Class C	-2.80%	0.76%	1.13%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	-3.77%	0.76%	1.13%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	-3.78%	0.66%	1.04%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-1.75%	0.79%	1.07%
Barclays Municipal Bond 1-10 Year Blend (1-12) Index	3.87%	3.69%	3.79%
Lipper Intermediate Municipal Debt Funds Average	4.24%	3.85%	4.00%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.35% for Class C shares.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation-Protected Securities (“TIPS”)), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved lower across most maturities over the reporting period.

»	Exposure to U.S. inflation-linked bonds detracted from relative performance as U.S. inflation expectations fell during the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Municipal Bonds & Notes	79.5%
U.S. Treasury Obligations	5.9%
Asset-Backed Securities	3.9%
Sovereign Issues	3.8%
Mortgage-Backed Securities	3.1%
Other	3.8%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	1.47%	1.94%	2.76%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	1.00%	1.58%	2.32%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	1.54%	1.54%	2.14%
PIMCO Unconstrained Tax Managed Bond Fund Class P	1.37%	1.84%	2.66%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	0.92%	1.50%	2.24%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	1.46%	1.46%	2.07%
PIMCO Unconstrained Tax Managed Bond Fund Class D	1.07%	1.54%	2.35%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	0.67%	1.26%	2.01%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	1.21%	1.22%	1.83%
PIMCO Unconstrained Tax Managed Bond Fund Class A	1.07%	1.54%	2.35%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-2.68%	0.76%	1.72%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	-3.07%	0.48%	1.37%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.94%	0.62%	1.33%
PIMCO Unconstrained Tax Managed Bond Fund Class C	0.27%	0.86%	1.65%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	-0.72%	0.86%	1.65%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	-0.98%	0.72%	1.46%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.01%	0.68%	1.27%
3 Month USD LIBOR After Tax	0.15%	0.21%	0.27%
Lipper General Bond Funds Average	4.76%	6.87%	8.53%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, and 1.85% for Class C shares.

Portfolio Insights

»

The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after-tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Government and interest rate positioning was net negative for performance, driven by exposure to European yield curve steepening which detracted from performance as longer-dated European interest rates declined more than shorter-term interest rates. Short exposure in the U.S. during the last three months of the reporting period also detracted from performance as U.S. sovereign yields declined. Long exposure to Australian interest rates helped offset losses as Australian interest rates declined over the reporting period.

»	Long exposure to corporates contributed to returns as the income obtained from holding the positions offset widening spreads over the reporting period.

»

Net long exposure to the securitized sector, including residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”), contributed to returns as prices in these sectors generally rose over the reporting period.

»	Exposure to emerging markets (“EM”) detracted from performance, driven primarily by long exposure to interest rates in Brazil as interest rates in Brazil rose over the reporting period.

»

Currency positions added to performance, driven primarily by the Fund’s short exposure to developed market currencies, including the euro, Japanese yen and Australian dollar, which weakened against the U.S. dollar over the reporting period. Long exposure to the Mexican peso partially detracted from performance as the Mexican peso depreciated versus the U.S. dollar during the reporting period.

»	Exposure to municipal bonds added to returns as these holdings generally increased in value over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,016.50	$2.24	$1,000.00	$1,022.71	$2.24	0.445%
Class P	1,000.00	1,016.00	2.74	1,000.00	1,022.21	2.75	0.545
Class D	1,000.00	1,014.80	3.89	1,000.00	1,021.07	3.91	0.775
Class A	1,000.00	1,014.80	3.89	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,011.00	7.65	1,000.00	1,017.33	7.67	1.525
PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,024.50	$2.22	$1,000.00	$1,022.74	$2.22	0.44%
Class P	1,000.00	1,024.00	2.72	1,000.00	1,022.24	2.72	0.54
Class D	1,000.00	1,022.80	3.98	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	1,022.80	3.98	1,000.00	1,020.99	3.98	0.79
Class C	1,000.00	1,019.00	7.75	1,000.00	1,017.25	7.75	1.54
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,002.40	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	1,001.90	2.15	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	1,000.40	3.64	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,000.40	3.64	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	998.90	5.13	1,000.00	1,019.80	5.19	1.03

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,042.30	$2.80	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,041.80	3.31	1,000.00	1,021.69	3.28	0.65
Class D	1,000.00	1,040.70	4.32	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,040.70	4.32	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,036.90	8.13	1,000.00	1,016.95	8.05	1.60
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,022.50	$2.22	$1,000.00	$1,022.74	$2.22	0.44%
Class P	1,000.00	1,022.00	2.72	1,000.00	1,022.24	2.72	0.54
Administrative Class	1,000.00	1,021.30	3.48	1,000.00	1,021.49	3.48	0.69
Class D	1,000.00	1,021.00	3.78	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,021.00	3.78	1,000.00	1,021.19	3.78	0.75
Class C	1,000.00	1,018.40	6.29	1,000.00	1,018.70	6.29	1.25
PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,015.00	$2.26	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	1,014.50	2.76	1,000.00	1,022.19	2.77	0.55
Class D	1,000.00	1,013.30	4.02	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,013.30	4.02	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,010.70	6.52	1,000.00	1,018.45	6.54	1.30
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,026.80	$2.25	$1,000.00	$1,022.71	$2.24	0.445%
Class P	1,000.00	1,026.30	2.75	1,000.00	1,022.21	2.75	0.545
Class D	1,000.00	1,025.10	3.91	1,000.00	1,021.07	3.91	0.775
Class A	1,000.00	1,025.10	3.91	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,021.30	7.69	1,000.00	1,017.33	7.67	1.525
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,003.80	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	1,003.30	2.15	1,000.00	1,022.79	2.17	0.43
Administrative Class	1,000.00	1,002.00	2.89	1,000.00	1,022.04	2.92	0.58
Class D	1,000.00	1,001.70	3.64	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,001.80	3.64	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,000.30	5.14	1,000.00	1,019.80	5.19	1.03
PIMCO Tax Managed Real Return Fund
Institutional Class	$1,000.00	$963.30	$2.20	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	962.80	2.69	1,000.00	1,022.19	2.77	0.55
Class D	1,000.00	961.40	4.16	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	961.40	4.16	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	959.00	6.59	1,000.00	1,018.20	6.79	1.35
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$994.80	$3.48	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	994.30	3.98	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	992.80	5.47	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	992.80	5.47	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	988.40	9.17	1,000.00	1,015.71	9.30	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index. The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays 1 Year Municipal Bond Index	Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays 20 Year (17-22 Year) New York Municipal Bond Index	The Barclays 20 Year (17-22 Year) New York Municipal Bond Index is the 20 year (17-22) component of the Barclays New York Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of New York issuers of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt New York municipal bond market. It is not possible to invest directly in an unmanaged index.

Barclays California 1 Year Municipal Bond Index	Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays California Intermediate Municipal Bond Index	Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays California Municipal Bond Index	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal 20 Year Index (17-22 Year)	Barclays Municipal 20 Year Index (17-22 Year) is the 20 Year (17-22) component of the Municipal Bond index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a maturity ranging from 17 to 22 years. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-20 Year Blend (1-22) Index	Barclays Municipal Bond 1-20 Year Blend (1-22) Index is the 1-20 Year Blend (1-22) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Index	Description

Barclays New York Insured Municipal Bond Index	Barclays New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
03/31/2015	$9.68	$0.22	$0.19	$0.41	$(0.23)	$0.00	$(0.23)
03/31/2014	9.86	0.20	(0.18)	0.02	(0.20)	0.00	(0.20)
03/31/2013	9.67	0.27	0.18	0.45	(0.26)	0.00	(0.26)
03/31/2012	9.29	0.32	0.39	0.71	(0.33)	0.00	(0.33)
03/31/2011	9.39	0.36	(0.10)	0.26	(0.36)	0.00	(0.36)
Class P
03/31/2015	9.68	0.22	0.18	0.40	(0.22)	0.00	(0.22)
03/31/2014	9.86	0.20	(0.19)	0.01	(0.19)	0.00	(0.19)
03/31/2013	9.67	0.26	0.18	0.44	(0.25)	0.00	(0.25)
03/31/2012	9.29	0.30	0.40	0.70	(0.32)	0.00	(0.32)
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00	(0.35)
Class D
03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
Class A
03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
Class C
03/31/2015	9.68	0.12	0.18	0.30	(0.12)	0.00	(0.12)
03/31/2014	9.86	0.10	(0.18)	(0.08)	(0.10)	0.00	(0.10)
03/31/2013	9.67	0.16	0.18	0.34	(0.15)	0.00	(0.15)
03/31/2012	9.29	0.21	0.40	0.61	(0.23)	0.00	(0.23)
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	0.00	(0.26)

PIMCO California Municipal Bond Fund
Institutional Class
03/31/2015	$10.03	$0.26	$0.43	$0.69	$(0.25)	$0.00	$(0.25)
03/31/2014	10.14	0.23	(0.12)	0.11	(0.22)	0.00	(0.22)
05/31/2012 - 03/31/2013	10.00	0.19	0.17	0.36	(0.19)	(0.03)	(0.22)
Class P
03/31/2015	10.03	0.25	0.43	0.68	(0.24)	0.00	(0.24)
03/31/2014	10.14	0.22	(0.12)	0.10	(0.21)	0.00	(0.21)
05/31/2012 - 03/31/2013	10.00	0.18	0.17	0.35	(0.18)	(0.03)	(0.21)
Class D
03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class A
03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class C
03/31/2015	10.03	0.15	0.43	0.58	(0.14)	0.00	(0.14)
03/31/2014	10.14	0.12	(0.12)	0.00	(0.11)	0.00	(0.11)
05/31/2012 - 03/31/2013	10.00	0.11	0.16	0.27	(0.10)	(0.03)	(0.13)

Please see footnotes on page 30.

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.86	4.22%	$52,171	0.445%		0.445%		0.445%		0.445%		2.28%		10%
9.68	0.25	63,973	0.445		0.445		0.445		0.445		2.12		62
9.86	4.69	88,914	0.445		0.445		0.445		0.445		2.72		21
9.67	7.81	44,760	0.445		0.445		0.445		0.445		3.33		32
9.29	2.75	46,484	0.445		0.445		0.445		0.445		3.77		22

9.86	4.12	15,401	0.545		0.545		0.545		0.545		2.22		10
9.68	0.15	9,724	0.545		0.545		0.545		0.545		2.02		62
9.86	4.59	14,380	0.545		0.545		0.545		0.545		2.63		21
9.67	7.70	7,150	0.545		0.545		0.545		0.545		3.18		32
9.29	2.65	3,676	0.545		0.545		0.545		0.545		3.69		22

9.86	3.88	3,007	0.775		0.775		0.775		0.775		1.95		10
9.68	(0.08)	4,171	0.775		0.775		0.775		0.775		1.78		62
9.86	4.35	5,664	0.775		0.775		0.775		0.775		2.42		21
9.67	7.45	5,197	0.775		0.775		0.775		0.775		2.99		32
9.29	2.41	5,637	0.775		0.775		0.775		0.775		3.46		22

9.86	3.88	37,660	0.775		0.775		0.775		0.775		1.96		10
9.68	(0.08)	46,371	0.775		0.775		0.775		0.775		1.79		62
9.86	4.35	62,695	0.775		0.775		0.775		0.775		2.43		21
9.67	7.45	60,685	0.775		0.775		0.775		0.775		2.95		32
9.29	2.41	37,061	0.775		0.775		0.775		0.775		3.45		22

9.86	3.11	9,383	1.525		1.525		1.525		1.525		1.22		10
9.68	(0.83)	9,667	1.525		1.525		1.525		1.525		1.04		62
9.86	3.57	13,823	1.525		1.525		1.525		1.525		1.67		21
9.67	6.65	10,810	1.525		1.525		1.525		1.525		2.19		32
9.29	1.65	5,819	1.525		1.525		1.525		1.525		2.67		22

$10.47	6.96%	$4,155	0.44%		0.44%		0.44%		0.44%		2.48%		8%
10.03	1.16	4,608	0.44		0.44		0.44		0.44		2.31		65
10.14	3.58	3,898	0.44	*	1.26	*	0.44	*	1.26	*	2.29	*	22

10.47	6.85	117	0.54		0.54		0.54		0.54		2.39		8
10.03	1.06	110	0.54		0.54		0.54		0.54		2.19		65
10.14	3.50	132	0.54	*	3.21	*	0.54	*	3.21	*	2.16	*	22

10.47	6.59	521	0.79		0.79		0.79		0.79		2.15		8
10.03	0.81	376	0.79		0.79		0.79		0.79		1.93		65
10.14	3.30	353	0.79	*	2.18	*	0.79	*	2.18	*	1.99	*	22

10.47	6.59	2,121	0.79		0.79		0.79		0.79		2.15		8
10.03	0.81	984	0.79		0.79		0.79		0.79		1.92		65
10.14	3.30	1,745	0.79	*	2.13	*	0.79	*	2.13	*	1.96	*	22

10.47	5.80	1,712	1.54		1.54		1.54		1.54		1.44		8
10.03	0.05	438	1.54		1.54		1.54		1.54		1.26		65
10.14	2.69	73	1.54	*	2.55	*	1.54	*	2.55	*	1.26	*	22

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Short Duration Municipal Income Fund
Institutional Class
03/31/2015	$9.93	$0.08	$0.01	$0.09	$(0.08)	$0.00	$(0.08)
03/31/2014	9.98	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)
03/31/2013	10.02	0.11	(0.04)	0.07	(0.11)	0.00	(0.11)
03/31/2012	10.10	0.14	(0.07)	0.07	(0.15)	0.00	(0.15)
03/31/2011	10.13	0.15	(0.03)	0.12	(0.15)	0.00	(0.15)
Class P
03/31/2015	9.93	0.07	0.01	0.08	(0.07)	0.00	(0.07)
03/31/2014	9.98	0.07	(0.05)	0.02	(0.07)	0.00	(0.07)
03/31/2013	10.02	0.10	(0.04)	0.06	(0.10)	0.00	(0.10)
03/31/2012	10.10	0.13	(0.07)	0.06	(0.14)	0.00	(0.14)
03/31/2011	10.13	0.14	(0.03)	0.11	(0.14)	0.00	(0.14)
Class D
03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
Class A
03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10	(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	(0.11)
Class C
03/31/2015	9.93	0.01	0.01	0.02	(0.01)	0.00	(0.01)
03/31/2014	9.98	0.01	(0.05)	(0.04)	(0.01)	0.00	(0.01)
03/31/2013	10.02	0.04	(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2012	10.10	0.07	(0.07)	0.00	(0.08)	0.00	(0.08)
03/31/2011	10.13	0.08	(0.02)	0.06	(0.09)	0.00	(0.09)

PIMCO High Yield Municipal Bond Fund
Institutional Class
03/31/2015	$8.34	$0.39	$0.37	$0.76	$(0.39)	$0.00	$(0.39)
03/31/2014	8.89	0.39	(0.56)	(0.17)	(0.38)	0.00	(0.38)
03/31/2013	8.40	0.38	0.48	0.86	(0.37)	0.00	(0.37)
03/31/2012	7.73	0.43	0.69	1.12	(0.45)	0.00	(0.45)
03/31/2011	8.07	0.44	(0.34)	0.10	(0.44)	0.00	(0.44)
Class P
03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
03/31/2014	8.89	0.38	(0.56)	(0.18)	(0.37)	0.00	(0.37)
03/31/2013	8.40	0.37	0.48	0.85	(0.36)	0.00	(0.36)
03/31/2012	7.73	0.42	0.69	1.11	(0.44)	0.00	(0.44)
03/31/2011	8.07	0.43	(0.33)	0.10	(0.44)	0.00	(0.44)
Class D
03/31/2015	8.34	0.37	0.37	0.74	(0.37)	0.00	(0.37)
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
Class A
03/31/2015	8.34	0.36	0.38	0.74	(0.37)	0.00	(0.37)
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)

Please see footnotes on page 30.

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.94	0.95%	$61,615	0.33%	0.33%	0.33%	0.33%	0.84%	36%
9.93	0.34	65,670	0.33	0.33	0.33	0.33	0.84	46
9.98	0.72	63,300	0.33	0.33	0.33	0.33	1.13	37
10.02	0.72	73,010	0.33	0.33	0.33	0.33	1.42	19
10.10	1.22	79,778	0.33	0.33	0.33	0.33	1.49	64

9.94	0.84	40,912	0.43	0.43	0.43	0.43	0.74	36
9.93	0.24	33,550	0.43	0.43	0.43	0.43	0.72	46
9.98	0.62	29,028	0.43	0.43	0.43	0.43	1.02	37
10.02	0.62	29,552	0.43	0.43	0.43	0.43	1.33	19
10.10	1.12	32,047	0.43	0.43	0.43	0.43	1.39	64

9.94	0.54	3,905	0.73	0.73	0.73	0.73	0.42	36
9.93	(0.06)	7,565	0.73	0.73	0.73	0.73	0.44	46
9.98	0.32	8,236	0.73	0.73	0.73	0.73	0.71	37
10.02	0.31	5,583	0.73	0.73	0.73	0.73	1.02	19
10.10	0.81	6,655	0.73	0.73	0.73	0.73	1.10	64

9.94	0.54	58,069	0.73	0.73	0.73	0.73	0.44	36
9.93	(0.06)	94,614	0.73	0.73	0.73	0.73	0.44	46
9.98	0.32	120,591	0.73	0.73	0.73	0.73	0.73	37
10.02	0.31	152,566	0.73	0.73	0.73	0.73	1.02	19
10.10	0.81	164,222	0.73	0.73	0.73	0.73	1.09	64

9.94	0.24	2,673	1.03	1.03	1.03	1.03	0.14	36
9.93	(0.35)	3,312	1.02	1.03	1.02	1.03	0.15	46
9.98	0.03	2,827	1.03	1.03	1.03	1.03	0.44	37
10.02	0.01	3,178	1.03	1.03	1.03	1.03	0.72	19
10.10	0.58	2,333	1.03	1.03	1.03	1.03	0.81	64

$8.71	9.32%	$86,028	0.55%	0.55%	0.55%	0.55%	4.55%	32%
8.34	(1.80)	82,640	0.55	0.55	0.55	0.55	4.62	50
8.89	10.42	89,801	0.54	0.55	0.54	0.55	4.29	73
8.40	14.83	105,682	0.54	0.55	0.54	0.55	5.37	33
7.73	1.18	65,829	0.54	0.55	0.54	0.55	5.42	25

8.71	9.22	74,736	0.65	0.65	0.65	0.65	4.50	32
8.34	(1.90)	42,744	0.65	0.65	0.65	0.65	4.54	50
8.89	10.31	35,961	0.64	0.65	0.64	0.65	4.21	73
8.40	14.72	17,072	0.64	0.65	0.64	0.65	5.19	33
7.73	1.08	6,462	0.64	0.65	0.64	0.65	5.38	25

8.71	9.00	28,779	0.85	0.85	0.85	0.85	4.28	32
8.34	(2.10)	18,649	0.85	0.85	0.85	0.85	4.30	50
8.89	10.11	37,642	0.84	0.85	0.84	0.85	4.03	73
8.40	14.55	27,948	0.79	0.85	0.79	0.85	5.15	33
7.73	0.93	20,504	0.79	0.85	0.79	0.85	5.15	25

8.71	9.00	136,007	0.85	0.85	0.85	0.85	4.24	32
8.34	(2.10)	150,780	0.85	0.85	0.85	0.85	4.33	50
8.89	10.11	186,544	0.84	0.85	0.84	0.85	4.03	73
8.40	14.55	151,515	0.79	0.85	0.79	0.85	5.09	33
7.73	0.93	79,844	0.79	0.85	0.79	0.85	5.18	25

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO High Yield Municipal Bond Fund (Cont.)
Class C
03/31/2015	$8.34	$0.30	$0.37	$0.67	$(0.30)	$0.00	$(0.30)
03/31/2014	8.89	0.30	(0.56)	(0.26)	(0.29)	0.00	(0.29)
03/31/2013	8.40	0.29	0.48	0.77	(0.28)	0.00	(0.28)
03/31/2012	7.73	0.35	0.68	1.03	(0.36)	0.00	(0.36)
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	(0.36)

PIMCO Municipal Bond Fund
Institutional Class
03/31/2015	$9.41	$0.32	$0.36	$0.68	$(0.31)	$0.00	$(0.31)
03/31/2014	9.71	0.32	(0.30)	0.02	(0.32)	0.00	(0.32)
03/31/2013	9.39	0.32	0.31	0.63	(0.31)	0.00	(0.31)
03/31/2012	8.68	0.38	0.71	1.09	(0.38)	0.00	(0.38)
03/31/2011	8.89	0.39	(0.21)	0.18	(0.39)	0.00	(0.39)
Class P
03/31/2015	9.41	0.31	0.36	0.67	(0.30)	0.00	(0.30)
03/31/2014	9.71	0.31	(0.30)	0.01	(0.31)	0.00	(0.31)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.35	0.73	1.08	(0.37)	0.00	(0.37)
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	(0.38)
Administrative Class
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.36	0.71	1.07	(0.36)	0.00	(0.36)
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	(0.37)
Class D
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.35	0.71	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
Class A
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.34	0.72	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
Class C
03/31/2015	9.41	0.24	0.36	0.60	(0.23)	0.00	(0.23)
03/31/2014	9.71	0.24	(0.30)	(0.06)	(0.24)	0.00	(0.24)
03/31/2013	9.39	0.25	0.31	0.56	(0.24)	0.00	(0.24)
03/31/2012	8.68	0.30	0.72	1.02	(0.31)	0.00	(0.31)
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	(0.32)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class
03/31/2015	$10.15	$0.23	$0.28	$0.51	$(0.22)	$0.00	$(0.22)
03/31/2014	10.28	0.18	(0.14)	0.04	(0.17)	0.00	(0.17)
05/31/2012 - 03/31/2013	10.00	0.12	0.30	0.42	(0.12)	(0.02)	(0.14)
Class P
03/31/2015	10.15	0.22	0.28	0.50	(0.21)	0.00	(0.21)
03/31/2014	10.28	0.17	(0.14)	0.03	(0.16)	0.00	(0.16)
05/31/2012 - 03/31/2013	10.00	0.11	0.30	0.41	(0.11)	(0.02)	(0.13)
Class D
03/31/2015	10.15	0.20	0.27	0.47	(0.18)	0.00	(0.18)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)

Please see footnotes on page 30.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$8.71	8.19%	$74,076	1.60%		1.60%		1.60%		1.60%		3.51%		32%
8.34	(2.83)	62,454	1.60		1.60		1.60		1.60		3.58		50
8.89	9.29	73,979	1.59		1.60		1.59		1.60		3.29		73
8.40	13.70	53,374	1.54		1.60		1.54		1.60		4.39		33
7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43		25

$9.78	7.28%	$122,139	0.44%		0.44%		0.44%		0.44%		3.26%		17%
9.41	0.28	102,867	0.44		0.44		0.44		0.44		3.44		74
9.71	6.83	133,513	0.44		0.44		0.44		0.44		3.36		39
9.39	12.83	116,980	0.44		0.44		0.44		0.44		4.16		76
8.68	1.97	91,383	0.44		0.44		0.44		0.44		4.35		22

9.78	7.17	121,977	0.54		0.54		0.54		0.54		3.17		17
9.41	0.18	78,818	0.54		0.54		0.54		0.54		3.33		74
9.71	6.72	97,022	0.54		0.54		0.54		0.54		3.24		39
9.39	12.72	45,437	0.54		0.54		0.54		0.54		3.83		76
8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22

9.78	7.02	211	0.69		0.69		0.69		0.69		3.02		17
9.41	0.03	189	0.69		0.69		0.69		0.69		3.07		74
9.71	6.72	834	0.69		0.69		0.69		0.69		3.18		39
9.39	12.56	388	0.69		0.69		0.69		0.69		4.02		76
8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22

9.78	6.95	16,720	0.75		0.75		0.75		0.75		2.97		17
9.41	(0.03)	11,978	0.75		0.75		0.75		0.75		3.10		74
9.71	6.50	19,058	0.75		0.75		0.75		0.75		3.05		39
9.39	12.49	16,002	0.75		0.75		0.75		0.75		3.85		76
8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22

9.78	6.95	217,655	0.75		0.75		0.75		0.75		2.95		17
9.41	(0.03)	226,945	0.75		0.75		0.75		0.75		3.13		74
9.71	6.50	308,347	0.75		0.75		0.75		0.75		3.05		39
9.39	12.48	247,869	0.75		0.75		0.75		0.75		3.79		76
8.68	1.65	99,479	0.75		0.75		0.75		0.75		4.05		22

9.78	6.42	108,766	1.25		1.25		1.25		1.25		2.45		17
9.41	(0.52)	105,386	1.25		1.25		1.25		1.25		2.64		74
9.71	5.97	137,055	1.25		1.25		1.25		1.25		2.55		39
9.39	11.92	104,218	1.25		1.25		1.25		1.25		3.31		76
8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22

$10.44	5.05%	$7,428	0.45%		0.45%		0.45%		0.45%		2.19%		25%
10.15	0.40	10,004	0.45		0.45		0.45		0.45		1.82		34
10.28	4.13	3,494	0.45	*	0.69	*	0.45	*	0.69	*	1.38	*	32

10.44	4.94	13,242	0.55		0.55		0.55		0.55		2.11		25
10.15	0.30	11,402	0.55		0.55		0.55		0.55		1.72		34
10.28	4.05	1,068	0.55	*	1.14	*	0.55	*	1.14	*	1.31	*	32

10.44	4.68	2,035	0.80		0.80		0.80		0.80		1.88		25
10.15	0.05	897	0.80		0.80		0.80		0.80		1.45		34
10.28	3.85	170	0.80	*	0.94	*	0.80	*	0.94	*	1.09	*	32

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO National Intermediate Municipal Bond Fund (Cont.)
Class A
03/31/2015	$10.15	$0.19	$0.28	$0.47	$(0.18)	$0.00	$(0.18)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class C
03/31/2015	10.15	0.14	0.28	0.42	(0.13)	0.00	(0.13)
03/31/2014	10.28	0.10	(0.15)	(0.05)	(0.08)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.30	0.35	(0.05)	(0.02)	(0.07)

PIMCO New York Municipal Bond Fund
Institutional Class
03/31/2015	$10.99	$0.40	$0.41	$0.81	$(0.40)	$0.00	$(0.40)
03/31/2014	11.36	0.39	(0.37)	0.02	(0.39)	0.00	(0.39)
03/31/2013	11.13	0.38	0.22	0.60	(0.37)	0.00	(0.37)
03/31/2012	10.58	0.41	0.57	0.98	(0.43)	0.00	(0.43)
03/31/2011	10.79	0.40	(0.21)	0.19	(0.40)	0.00	(0.40)
Class P
03/31/2015	10.99	0.39	0.41	0.80	(0.39)	0.00	(0.39)
03/31/2014	11.36	0.38	(0.37)	0.01	(0.38)	0.00	(0.38)
03/31/2013	11.13	0.37	0.21	0.58	(0.35)	0.00	(0.35)
03/31/2012	10.58	0.40	0.57	0.97	(0.42)	0.00	(0.42)
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	(0.14)
Class D
03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
Class A
03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
Class C
03/31/2015	10.99	0.28	0.41	0.69	(0.28)	0.00	(0.28)
03/31/2014	11.36	0.27	(0.37)	(0.10)	(0.27)	0.00	(0.27)
03/31/2013	11.13	0.26	0.21	0.47	(0.24)	0.00	(0.24)
03/31/2012	10.58	0.29	0.57	0.86	(0.31)	0.00	(0.31)
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	(0.28)

PIMCO Short Duration Municipal Income Fund
Institutional Class
03/31/2015	$8.48	$0.09	$0.01	$0.10	$(0.09)	$0.00	$(0.09)
03/31/2014	8.50	0.06	(0.02)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.09	0.02	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.13	(0.06)	0.07	(0.14)	0.00	(0.14)
03/31/2011	8.55	0.14	0.00	0.14	(0.14)	0.00	(0.14)
Class P
03/31/2015	8.48	0.08	0.01	0.09	(0.08)	0.00	(0.08)
03/31/2014	8.50	0.05	(0.01)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.08	0.02	0.10	(0.08)	0.00	(0.08)
03/31/2012	8.55	0.12	(0.06)	0.06	(0.13)	0.00	(0.13)
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	(0.13)

Please see footnotes on page 30.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.44	4.68%	$15,564	0.80%		0.80%		0.80%		0.80%		1.85%		25%
10.15	0.05	15,587	0.80		0.80		0.80		0.80		1.45		34
10.28	3.86	10,696	0.80	*	1.58	*	0.80	*	1.58	*	1.03	*	32

10.44	4.16	4,857	1.30		1.30		1.30		1.30		1.37		25
10.15	(0.45)	3,760	1.30		1.30		1.30		1.30		0.96		34
10.28	3.46	1,516	1.30	*	1.93	*	1.30	*	1.93	*	0.57	*	32

$11.40	7.44%	$57,482	0.445%		0.445%		0.445%		0.445%		3.52%		10%
10.99	0.25	62,473	0.445		0.445		0.445		0.445		3.57		23
11.36	5.40	77,691	0.445		0.445		0.445		0.445		3.35		14
11.13	9.38	79,191	0.445		0.445		0.445		0.445		3.78		26
10.58	1.72	84,926	0.445		0.445		0.445		0.445		3.65		25

11.40	7.33	8,804	0.545		0.545		0.545		0.545		3.43		10
10.99	0.15	4,165	0.545		0.545		0.545		0.545		3.46		23
11.36	5.30	5,138	0.545		0.545		0.545		0.545		3.22		14
11.13	9.27	2,508	0.545		0.545		0.545		0.545		3.67		26
10.58	(1.35)	2,049	0.545	*	0.545	*	0.545	*	0.545	*	3.86	*	25

11.40	7.09	13,374	0.775		0.775		0.775		0.775		3.19		10
10.99	(0.08)	13,189	0.775		0.775		0.775		0.775		3.23		23
11.36	5.06	20,863	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	22,181	0.775		0.775		0.775		0.775		3.45		26
10.58	1.39	24,239	0.775		0.775		0.775		0.775		3.32		25

11.40	7.09	48,613	0.775		0.775		0.775		0.775		3.19		10
10.99	(0.08)	46,544	0.775		0.775		0.775		0.775		3.24		23
11.36	5.06	58,110	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	51,788	0.775		0.775		0.775		0.775		3.44		26
10.58	1.39	37,823	0.775		0.775		0.775		0.775		3.32		25

11.40	6.29	12,149	1.525		1.525		1.525		1.525		2.44		10
10.99	(0.82)	9,972	1.525		1.525		1.525		1.525		2.50		23
11.36	4.28	10,264	1.525		1.525		1.525		1.525		2.26		14
11.13	8.20	7,737	1.525		1.525		1.525		1.525		2.65		26
10.58	0.62	3,068	1.525		1.525		1.525		1.525		2.57		25

$8.49	1.20%	$54,022	0.33%		0.33%		0.33%		0.33%		1.05%		28%
8.48	0.52	82,662	0.33		0.33		0.33		0.33		0.75		40
8.50	1.31	121,440	0.33		0.33		0.33		0.33		1.07		51
8.48	0.77	180,819	0.33		0.33		0.33		0.33		1.54		29
8.55	1.60	165,264	0.33		0.33		0.33		0.33		1.63		56

8.49	1.10	28,737	0.43		0.43		0.43		0.43		0.97		28
8.48	0.42	26,354	0.43		0.43		0.43		0.43		0.64		40
8.50	1.21	36,713	0.43		0.43		0.43		0.43		0.95		51
8.48	0.67	12,610	0.43		0.43		0.43		0.43		1.43		29
8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short Duration Municipal Income Fund (Cont.)
Administrative Class
03/31/2015	$8.48	$0.07	$0.00	$0.07	$(0.06)	$0.00	$(0.06)
03/31/2014	8.50	0.04	(0.01)	0.03	(0.05)	0.00	(0.05)
03/31/2013	8.48	0.08	0.03	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	(0.12)
Class D
03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
Class A
03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
Class C
03/31/2015	8.48	0.03	0.01	0.04	(0.03)	0.00	(0.03)
03/31/2014	8.50	0.01	(0.02)	(0.01)	(0.01)	0.00	(0.01)
03/31/2013	8.48	0.03	0.02	0.05	(0.03)	0.00	(0.03)
03/31/2012	8.55	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	(0.08)

PIMCO Tax Managed Real Return Fund
Institutional Class
03/31/2015	$10.35	$0.18	$(0.37)	$(0.19)	$(0.19)	$0.00	$(0.19)
03/31/2014	10.95	0.19	(0.55)	(0.36)	(0.19)	(0.05)	(0.24)
03/31/2013	10.90	0.17	0.16	0.33	(0.18)	(0.10)	(0.28)
03/31/2012	10.38	0.19	0.53	0.72	(0.19)	(0.01)	(0.20)
03/31/2011	10.21	0.19	0.22	0.41	(0.19)	(0.05)	(0.24)
Class P
03/31/2015	10.35	0.18	(0.38)	(0.20)	(0.18)	0.00	(0.18)
03/31/2014	10.95	0.17	(0.55)	(0.38)	(0.17)	(0.05)	(0.22)
03/31/2013	10.90	0.16	0.15	0.31	(0.16)	(0.10)	(0.26)
03/31/2012	10.38	0.18	0.53	0.71	(0.18)	(0.01)	(0.19)
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	(0.23)
Class D
03/31/2015	10.35	0.14	(0.38)	(0.24)	(0.14)	0.00	(0.14)
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.15	0.53	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	(0.20)
Class A
03/31/2015	10.35	0.14	(0.38)	(0.24)	(0.14)	0.00	(0.14)
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.14	0.54	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.16	0.21	0.37	(0.15)	(0.05)	(0.20)
Class C
03/31/2015	10.35	0.09	(0.38)	(0.29)	(0.09)	0.00	(0.09)
03/31/2014	10.95	0.09	(0.55)	(0.46)	(0.09)	(0.05)	(0.14)
03/31/2013	10.90	0.08	0.15	0.23	(0.08)	(0.10)	(0.18)
03/31/2012	10.38	0.09	0.54	0.63	(0.10)	(0.01)	(0.11)
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)

Please see footnotes on page 30.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8.49	0.83%	$6	0.58%	0.58%	0.58%	0.58%	0.78%	28%
8.48	0.37	1	0.54	0.58	0.54	0.58	0.52	40
8.50	1.36	1	0.58	0.58	0.58	0.58	0.89	51
8.48	0.52	3,762	0.58	0.58	0.58	0.58	1.31	29
8.55	1.35	3,704	0.58	0.58	0.58	0.58	1.37	56

8.49	0.79	5,099	0.73	0.73	0.73	0.73	0.65	28
8.48	0.12	13,445	0.73	0.73	0.73	0.73	0.34	40
8.50	0.91	4,794	0.73	0.73	0.73	0.73	0.67	51
8.48	0.37	4,038	0.73	0.73	0.73	0.73	1.18	29
8.55	1.20	7,242	0.73	0.73	0.73	0.73	1.22	56

8.49	0.79	107,841	0.73	0.73	0.73	0.73	0.65	28
8.48	0.12	166,259	0.73	0.73	0.73	0.73	0.35	40
8.50	0.91	198,838	0.73	0.73	0.73	0.73	0.66	51
8.48	0.37	152,343	0.73	0.73	0.73	0.73	1.14	29
8.55	1.20	123,696	0.73	0.73	0.73	0.73	1.22	56

8.49	0.49	14,717	1.03	1.03	1.03	1.03	0.37	28
8.48	(0.16)	17,351	1.00	1.03	1.00	1.03	0.08	40
8.50	0.61	16,454	1.03	1.03	1.03	1.03	0.38	51
8.48	0.07	18,859	1.03	1.03	1.03	1.03	0.86	29
8.55	0.90	22,373	1.03	1.03	1.03	1.03	0.93	56

$9.97	(1.93)%	$58,887	0.45%	0.45%	0.45%	0.45%	1.79%	9%
10.35	(3.34)	50,725	0.45	0.45	0.45	0.45	1.78	17
10.95	2.99	47,372	0.45	0.45	0.45	0.45	1.59	35
10.90	6.97	58,373	0.45	0.45	0.45	0.45	1.78	70
10.38	4.01	33,670	0.45	0.45	0.45	0.45	1.89	350

9.97	(2.03)	542	0.55	0.55	0.55	0.55	1.70	9
10.35	(3.44)	855	0.55	0.55	0.55	0.55	1.65	17
10.95	2.89	2,010	0.55	0.55	0.55	0.55	1.50	35
10.90	6.87	1,702	0.55	0.55	0.55	0.55	1.67	70
10.38	3.91	298	0.55	0.55	0.55	0.55	2.05	350

9.97	(2.32)	2,149	0.85	0.85	0.85	0.85	1.40	9
10.35	(3.73)	3,157	0.85	0.85	0.85	0.85	1.37	17
10.95	2.58	5,048	0.85	0.85	0.85	0.85	1.20	35
10.90	6.55	3,926	0.85	0.85	0.85	0.85	1.38	70
10.38	3.60	2,463	0.85	0.85	0.85	0.85	1.47	350

9.97	(2.32)	4,401	0.85	0.85	0.85	0.85	1.39	9
10.35	(3.73)	5,104	0.85	0.85	0.85	0.85	1.37	17
10.95	2.58	8,738	0.85	0.85	0.85	0.85	1.20	35
10.90	6.54	10,727	0.85	0.85	0.85	0.85	1.33	70
10.38	3.59	2,451	0.85	0.85	0.85	0.85	1.53	350

9.97	(2.80)	1,127	1.35	1.35	1.35	1.35	0.91	9
10.35	(4.21)	2,184	1.35	1.35	1.35	1.35	0.87	17
10.95	2.07	2,990	1.35	1.35	1.35	1.35	0.70	35
10.90	6.01	2,993	1.35	1.35	1.35	1.35	0.86	70
10.38	3.08	605	1.35	1.35	1.35	1.35	0.94	350

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
03/31/2015	$10.64	$0.26	$(0.10)	$0.16	$(0.29)	$0.00	$(0.29)
03/31/2014	10.85	0.23	(0.32)	(0.09)	(0.12)	0.00	(0.12)
03/31/2013	10.39	0.29	0.35	0.64	(0.18)	0.00	(0.18)
03/31/2012	10.47	0.30	(0.21)	0.09	(0.17)	0.00	(0.17)
03/31/2011	10.41	0.19	0.03	0.22	(0.15)	(0.01)	(0.16)
Class P
03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	(0.28)
03/31/2014	10.85	0.22	(0.32)	(0.10)	(0.11)	0.00	(0.11)
03/31/2013	10.39	0.28	0.35	0.63	(0.17)	0.00	(0.17)
03/31/2012	10.47	0.29	(0.21)	0.08	(0.16)	0.00	(0.16)
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	(0.15)
Class D
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	(0.25)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.25	0.35	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
Class A
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	(0.25)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.26	0.34	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
Class C
03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	(0.16)
03/31/2014	10.85	0.12	(0.32)	(0.20)	(0.02)	0.00	(0.02)
03/31/2013	10.39	0.21	0.34	0.55	(0.09)	0.00	(0.09)
03/31/2012	10.47	0.18	(0.20)	(0.02)	(0.06)	0.00	(0.06)
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.51	1.47%	$161,925	0.70%	0.70%	0.70%	0.70%	2.42%	297%
10.64	(0.83)	261,280	0.70	0.70	0.70	0.70	2.12	76
10.85	6.21	233,998	0.71	0.72	0.69	0.70	2.69	59
10.39	0.90	126,997	0.70	0.70	0.70	0.70	2.90	249
10.47	2.08	135,096	0.78	0.78	0.70	0.70	1.82	401

10.51	1.37	77,012	0.80	0.80	0.80	0.80	2.33	297
10.64	(0.93)	94,427	0.80	0.80	0.80	0.80	2.03	76
10.85	6.11	65,509	0.81	0.82	0.79	0.80	2.65	59
10.39	0.79	35,337	0.80	0.80	0.80	0.80	2.77	249
10.47	1.98	45,713	0.88	0.88	0.80	0.80	1.76	401

10.51	1.07	24,743	1.10	1.10	1.10	1.10	2.03	297
10.64	(1.23)	28,020	1.10	1.10	1.10	1.10	1.73	76
10.85	5.82	31,303	1.08	1.12	1.06	1.10	2.37	59
10.39	0.49	18,176	1.10	1.10	1.10	1.10	2.52	249
10.47	1.67	17,166	1.18	1.18	1.10	1.10	1.44	401

10.51	1.07	29,502	1.10	1.10	1.10	1.10	2.02	297
10.64	(1.23)	52,259	1.10	1.10	1.10	1.10	1.73	76
10.85	5.82	55,101	1.09	1.12	1.07	1.10	2.44	59
10.39	0.49	60,905	1.10	1.10	1.10	1.10	2.48	249
10.47	1.67	84,494	1.18	1.18	1.10	1.10	1.45	401

10.50	0.27	11,102	1.85	1.85	1.85	1.85	1.28	297
10.63	(1.86)	16,628	1.72	1.85	1.72	1.85	1.11	76
10.85	5.32	18,049	1.57	1.87	1.55	1.85	1.97	59
10.39	(0.22)	19,416	1.81	1.85	1.81	1.85	1.77	249
10.47	0.91	26,906	1.93	1.93	1.85	1.85	0.70	401

ANNUAL REPORT	MARCH 31, 2015	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:
Investments, at value
Investments in securities*	$110,869	$7,822	$160,170	$357,320
Investments in Affiliates	5,530	504	6,907	36,059
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	0	0	1
Deposits with counterparty	0	66	0	966
Foreign currency, at value	0	0	0	0
Receivable for investments sold	121	0	3,491	0
Receivable for Fund shares sold	80	151	3	1,563
Interest receivable	1,257	97	1,502	5,822
Dividends receivable from Affiliates	2	0	4	10
	117,859	8,640	172,077	401,741

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	8
Over the counter	0	0	0	0
Payable for investments purchased	0	0	4,350	0
Payable for investments in Affiliates purchased	2	0	4	10
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	153	8	462	1,504
Dividends payable	19	0	14	304
Accrued investment advisory fees	22	2	26	98
Accrued supervisory and administrative fees	26	2	33	97
Accrued distribution fees	6	1	1	51
Accrued servicing fees	9	1	13	43
Reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	0
	237	14	4,903	2,115

Net Assets	$117,622	$8,626	$167,174	$399,626

Net Assets Consist of:
Paid in capital	$121,281	$8,365	$170,370	$418,804
Undistributed (overdistributed) net investment income	292	1	51	80
Accumulated undistributed net realized (loss)	(10,580)	(116)	(4,480)	(37,222)
Net unrealized appreciation (depreciation)	6,629	376	1,233	17,964
	$117,622	$8,626	$167,174	$399,626

Cost of Investments in securities	$104,240	$7,447	$158,939	$337,625
Cost of Investments in Affiliates	$5,530	$504	$6,905	$36,049
Cost of Foreign Currency Held	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$363	$124	$519	$533

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$565,589	$40,334	$132,107	$195,930	$71,827	$314,853
18,463	2,057	8,054	30,534	0	0

0	0	0	0	0	100
0	0	0	0	0	8,790
0	1	0	61	1	0
1,975	221	0	0	0	3,763
0	0	0	0	0	575
0	0	0	0	0	69,043
2,069	106	247	6	67	64
7,083	502	1,456	1,786	586	3,159
6	1	2	6	0	0
595,185	43,222	141,866	228,323	72,481	400,347

$0	$0	$0	$0	$0	$58,796

18	4	0	0	0	791
46	0	0	0	5,249	19,503
5,838	0	1,153	12,592	0	13,900
6	1	2	6	0	0
0	0	0	0	66	2,161
1,289	65	193	5,183	32	654
166	0	17	18	0	45
96	7	26	31	14	101
142	11	31	43	12	90
48	2	10	5	1	12
67	4	12	23	1	9
0	2	0	0	0	0
1	0	0	0	0	1
7,717	96	1,444	17,901	5,375	96,063

$587,468	$43,126	$140,422	$210,422	$67,106	$304,284

$629,988	$41,958	$132,068	$260,466	$70,417	$305,575
1,818	14	(10)	402	4	4,988
(88,848)	(487)	(4,329)	(52,525)	(520)	(20,887)
44,510	1,641	12,693	2,079	(2,795)	14,608
$587,468	$43,126	$140,422	$210,422	$67,106	$304,284

$516,547	$38,688	$119,412	$193,856	$69,254	$293,674
$18,457	$2,057	$8,057	$30,530	$0	$0
$0	$0	$0	$0	$0	$596
$0	$0	$0	$0	$0	$58,414
$0	$0	$0	$0	$121	$(12,735)

$672	$261	$356	$0	$5,826	$1,197

ANNUAL REPORT	MARCH 31, 2015	33

Statements of Assets and Liabilities (Cont.)

(Amount in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$52,171	$4,155	$61,615	$86,028
Class P	15,401	117	40,912	74,736
Administrative Class	NA	NA	NA	NA
Class D	3,007	521	3,905	28,779
Class A	37,660	2,121	58,069	136,007
Class C	9,383	1,712	2,673	74,076

Shares Issued and Outstanding:
Institutional Class	5,291	397	6,200	9,874
Class P	1,562	11	4,117	8,578
Administrative Class	NA	NA	NA	NA
Class D	305	50	393	3,303
Class A	3,819	203	5,844	15,611
Class C	952	163	269	8,502

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.86	$10.47	$9.94	$8.71
Class P	9.86	10.47	9.94	8.71
Administrative Class	NA	NA	NA	NA
Class D	9.86	10.47	9.94	8.71
Class A	9.86	10.47	9.94	8.71
Class C	9.86	10.47	9.94	8.71

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$122,139	$7,428	$57,482	$54,022	$58,887	$161,925
121,977	13,242	8,804	28,737	542	77,012
211	NA	NA	6	NA	NA
16,720	2,035	13,374	5,099	2,149	24,743
217,655	15,564	48,613	107,841	4,401	29,502
108,766	4,857	12,149	14,717	1,127	11,102

12,492	712	5,044	6,364	5,908	15,407
12,475	1,269	772	3,385	54	7,328
22	NA	NA	1	NA	NA
1,710	195	1,173	601	216	2,354
22,261	1,491	4,266	12,704	442	2,807
11,124	466	1,066	1,734	113	1,057

$9.78	$10.44	$11.40	$8.49	$9.97	$10.51
9.78	10.44	11.40	8.49	9.97	10.51
9.78	NA	NA	8.49	NA	NA
9.78	10.44	11.40	8.49	9.97	10.51
9.78	10.44	11.40	8.49	9.97	10.51
9.78	10.44	11.40	8.49	9.97	10.50

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:
Interest	$3,467	$224	$2,217	$19,484
Dividends from Investments in Affiliates	79	7	130	386
Total Income	3,546	231	2,347	19,870

Expenses:
Investment advisory fees	292	16	362	1,167
Supervisory and administrative fees	345	21	476	1,149
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution and/or servicing fees - Class D	10	1	15	60
Distribution fees - Class B	0	0	0	0
Distribution fees - Class C	69	8	9	516
Servicing fees - Class A	105	4	179	349
Servicing fees - Class B	0	0	0	0
Servicing fees - Class C	23	3	8	172
Trustee fees	1	0	1	1
Interest expense	0	0	0	0
Miscellaneous expense	0	1	0	0
Total Expenses	845	54	1,050	3,414

Net Investment Income	2,701	177	1,297	16,456

Net Realized Gain (Loss):
Investments in securities	104	2	(33)	3,419
Investments in Affiliates	(62)	(5)	(73)	(306)
Exchange-traded or centrally cleared financial derivative instruments	0	(28)	0	(212)
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0
Net Realized Gain (Loss)	42	(31)	(106)	2,901

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,419	363	235	15,492
Investments in Affiliates	0	0	2	10
Exchange-traded or centrally cleared financial derivative instruments	0	(7)	0	(1,694)
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	2,419	356	237	13,808
Net Gain (Loss)	2,461	325	131	16,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,162	$502	$1,428	$33,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$20,583	$1,099	$5,495	$3,541	$1,501	$11,391
374	37	51	140	0	0
20,957	1,136	5,546	3,681	1,501	11,391

1,131	94	314	480	167	1,458
1,668	132	372	676	149	1,305
1	0	0	0	0	0
39	3	33	30	7	67
3 ^	0	0	0	0	0
533	21	85	49	9	104
564	38	121	339	12	104
1 ^	0	0	0	0	0
267	10	28	41	4	35
2	0	1	1	0	1
0	0	0	0	0	10
0	2	0	0	0	0
4,209	300	954	1,616	348	3,084

16,748	836	4,592	2,065	1,153	8,307

1,882	62	(12)	383	172	9,310
(261)	(28)	(20)	(111)	0	0
(489)	(455)	0	0	0	(16,092)
33	0	0	0	(200)	10,143
0	0	0	0	0	(1,164)
1,165	(421)	(32)	272	(28)	2,197

22,702	1,604	5,129	268	821	(3,233)
6	1	(3)	4	0	0
(3,738)	(69)	0	0	0	(5,884)
57	0	0	0	(3,516)	4,642
0	0	0	0	0	(88)
19,027	1,536	5,126	272	(2,695)	(4,563)
20,192	1,115	5,094	544	(2,723)	(2,366)

$36,940	$1,951	$9,686	$2,609	$(1,570)	$5,941

ANNUAL REPORT	MARCH 31, 2015	37

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,701	$2,923	$177	$135	$1,297	$1,271	$16,456	$14,532
Net realized gain (loss)	42	(410)	(31)	(91)	(106)	15	2,901	(10,148)
Net change in unrealized appreciation (depreciation)	2,419	(3,299)	356	11	237	(971)	13,808	(16,105)
Net increase (decrease) in net assets resulting from operations	5,162	(786)	502	55	1,428	315	33,165	(11,721)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,351)	(1,553)	(115)	(94)	(559)	(529)	(4,409)	(3,172)
Class P	(342)	(232)	(3)	(3)	(393)	(228)	(2,750)	(1,596)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(74)	(87)	(10)	(6)	(26)	(35)	(1,035)	(938)
Class A	(822)	(906)	(30)	(27)	(315)	(475)	(5,976)	(6,355)
Class B	0	0	0	0	0	0	0	0
Class C	(112)	(113)	(16)	(2)	(4)	(5)	(2,446)	(2,232)

Total Distributions	(2,701)	(2,891)	(174)	(132)	(1,297)	(1,272)	(16,616)	(14,293)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(18,745)	(47,893)	1,782	392	(37,668)	(18,314)	25,810	(40,646)

Total Increase (Decrease) in Net Assets	(16,284)	(51,570)	2,110	315	(37,537)	(19,271)	42,359	(66,660)

Net Assets:
Beginning of year	133,906	185,476	6,516	6,201	204,711	223,982	357,267	423,927
End of year*	$117,622	$133,906	$8,626	$6,516	$167,174	$204,711	$399,626	$357,267

* Including undistributed (overdistributed) net investment income of:	$292	$339	$1	$1	$51	$48	$80	$282

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$16,748	$17,989	$836	$417	$4,592	$4,947	$2,065	$1,689
1,165	(18,097)	(421)	(127)	(32)	1,073	272	(55)
19,027	(8,656)	1,536	138	5,126	(7,195)	272	(1,062)
36,940	(8,764)	1,951	428	9,686	(1,175)	2,609	572

(3,649)	(4,035)	(191)	(91)	(2,136)	(2,390)	(759)	(758)
(3,166)	(2,556)	(265)	(102)	(209)	(147)	(292)	(209)
(6)	(14)	0	0	0	0	(0)	0
(448)	(370)	(22)	(9)	(422)	(527)	(77)	(44)
(6,483)	(7,772)	(267)	(161)	(1,547)	(1,601)	(875)	(666)
(9)^	(15)	0	0	0	0	0	0
(2,531)	(3,045)	(53)	(23)	(278)	(258)	(61)	(13)

(16,292)	(17,807)	(798)	(386)	(4,592)	(4,923)	(2,064)	(1,690)

40,100	(143,344)	323	24,664	(1,015)	(29,625)	(96,195)	(71,050)

60,748	(169,915)	1,476	24,706	4,079	(35,723)	(95,650)	(72,168)

526,720	696,635	41,650	16,944	136,343	172,066	306,072	378,240
$587,468	$526,720	$43,126	$41,650	$140,422	$136,343	$210,422	$306,072

$1,818	$1,726	$14	$10	$(10)	$(15)	$402	$352

ANNUAL REPORT	MARCH 31, 2015	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Tax Managed Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,153	$1,066	$8,307	$9,395
Net realized gain (loss)	(28)	(492)	2,197	(7,503)
Net change in unrealized (depreciation)	(2,695)	(2,917)	(4,563)	(6,680)
Net increase (decrease) in net assets resulting from operations	(1,570)	(2,343)	5,941	(4,788)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,023)	(876)	(4,983)	(3,069)
Class P	(12)	(21)	(2,248)	(891)
Class D	(38)	(55)	(588)	(213)
Class A	(67)	(89)	(922)	(398)
Class C	(15)	(23)	(191)	(31)
From net realized capital gains
Institutional Class	0	(230)	0	0
Class P	0	(3)	0	0
Class D	0	(16)	0	0
Class A	0	(26)	0	0
Class C	0	(11)	0	0

Total Distributions	(1,155)	(1,350)	(8,932)	(4,602)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	7,806	(440)	(145,339)	58,044

Total Increase (Decrease) in Net Assets	5,081	(4,133)	(148,330)	48,654

Net Assets:
Beginning of year	62,025	66,158	452,614	403,960
End of year*	$67,106	$62,025	$304,284	$452,614

* Including undistributed net investment income of:	$4	$6	$4,988	$1,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.3%

MUNICIPAL BONDS & NOTES 94.0%

CALIFORNIA 93.9%
Alum Rock Union Elementary School District, California General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	$265	$299
Bay Area Toll Authority, California Revenue Bonds, Series 2006
1.450% due 04/01/2045	2,000	2,026
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	576
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,826
Bay Area Water Supply & Conservation Agency, California Revenue Notes, Series 2013
5.000% due 10/01/2021	225	273
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	495	587
5.000% due 08/01/2022	520	623
Burlingame Financing Authority, California Revenue Notes, Series 2010
5.000% due 07/01/2018	250	279
Cajon Valley Union School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,490
California Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,750	2,194
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	3,170	3,209
5.500% due 08/15/2018	500	575
California Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	292
California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	2,500	3,021
California Municipal Finance Authority Revenue Notes, Series 2007
5.000% due 04/01/2016	435	454
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,183
California State Department of Water Resources Power Supply Revenue Notes, Series 2011
5.000% due 05/01/2020	4,000	4,731
California State General Obligation Bonds, Series 2007
5.000% due 08/01/2018	750	809
California State General Obligation Notes, Series 2008
5.000% due 04/01/2016	1,300	1,361
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	1,992
5.000% due 11/01/2019	500	583
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,612
California State University Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2017	285	293
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	1,000	1,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2020	$555	$655
California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2029	400	471
5.000% due 11/01/2030	655	767
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,078
Contra Costa Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2027	110	131
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
5.000% due 03/01/2022	930	1,101
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,611
El Camino Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,000	1,214
Encinitas Public Financing Authority, California Revenue Notes, Series 2010
5.000% due 04/01/2016	150	157
Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	795
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,956
Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	909
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2018	1,000	1,121
5.250% due 11/15/2019	500	570
Long Beach Unified School District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	200	221
Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,430
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
5.000% due 06/01/2018	1,415	1,601
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,185
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	708
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	287
Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	751
Los Angeles Municipal Improvement Corp., California Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	279
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.000% due 06/01/2022	500	591
M-S-R Public Power Agency, California Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	1,000	1,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	$1,000	$995
Mountain House Public Financing Authority, California Revenue Notes, Series 2007
5.000% due 12/01/2015	330	340
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	267
Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,178
Palomar Community College District, California General Obligation Bonds, Series 2015
5.000% due 05/01/2029	750	906
Pasadena Area Community College District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	275
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2024	1,450	1,755
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	938
Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,193
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,124
Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	954
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2024	180	218
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,055
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
4.000% due 08/01/2016	230	241
Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	5,000	5,912
San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,789
San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,445
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
5.000% due 07/01/2017	815	892
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,347
San Diego Public Facilities Financing Authority Sewer, California Revenue Notes, Series 2009
5.000% due 05/15/2017	500	548
San Diego Redevelopment Agency, California Tax Allocation Bonds, (SGI Insured), Series 2004
5.250% due 09/01/2016	1,000	1,003
San Francisco, California City & County Airports Commission Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,448

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	$50	$59
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	1,000	1,194
San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,106
San Jose Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,014
San Jose, California Hotel Tax Revenue Bonds, Series 2011
5.000% due 05/01/2022	1,160	1,363
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	825
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	325	373
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,165
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,378
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,511
5.000% due 03/01/2026	50	60

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Community College District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 08/01/2016	$400	$425
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	570
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	372
Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,391
West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,189
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,320
West Contra Costa Unified School District, California General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,099

		110,361

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	135	145

Total Municipal Bonds & Notes (Cost $103,877)		110,506

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		$363

Total Short-Term Instruments (Cost $363)		363

Total Investments in Securities (Cost $104,240)		110,869

	SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	1,997	20
PIMCO Short-Term Floating NAV Portfolio III	555,651	5,510

Total Short-Term Instruments (Cost $5,530)		5,530

Total Investments in Affiliates (Cost $5,530)		5,530

Total Investments 99.0% (Cost $109,770)		$116,399

Other Assets and Liabilities, net 1.0%		1,223

Net Assets 100.0%		$117,622

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$363	Freddie Mac 2.080% due 10/17/2022	$(375)	$363	$363

Total Repurchase Agreements						$(375)	$363	$363

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$363	$0	$0	$0	$363	$(375)		$(12)

Total Borrowings and Other Financing Transactions	$363	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$110,361	$0	$110,361
New Jersey	0	145	0	145
Short-Term Instruments
Repurchase Agreements	0	363	0	363
	$0	$110,869	$0	$110,869

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,530	$0	$0	$5,530

Total Investments	$5,530	$110,869	$0	$116,399

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO California Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

MUNICIPAL BONDS & NOTES 89.3%

CALIFORNIA 89.3%
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2027	$175	$210
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	111
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2033	200	229
5.000% due 08/15/2052	250	284
California State Department of Water Resources Power Supply Revenue Bonds, Series 2010
5.000% due 05/01/2021	125	147
California State General Obligation Bonds, Series 2014
5.000% due 08/01/2033	100	116
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	329
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	251
California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2043	200	228
Campbell Union High School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2029	175	207
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	236
El Dorado Irrigation District / El Dorado County, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	116
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	250	212
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	139
Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	117
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2021	150	181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2015
5.000% due 12/01/2039	$100	$115
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200	227
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200	228
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	350	403
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2015
5.000% due 07/01/2044	250	289
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	122
Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	289
Los Rios Community College District, California General Obligation Bonds, Series 2010
5.000% due 08/01/2026	150	177
Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	142
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2035	425	494
Sacramento Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	114
Sacramento, California Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	151
San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2038	100	114
San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	237
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	175	206
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	284
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	$175	$201
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2026	150	179
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	117
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	205	238
5.000% due 08/01/2029	125	144

Total Municipal Bonds & Notes (Cost $7,323)		7,698

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (a) 1.4%
		124

Total Short-Term Instruments (Cost $124)		124

Total Investments in Securities (Cost $7,447)		7,822

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio	10,272	103
PIMCO Short-Term Floating NAV Portfolio III	40,429	401

Total Short-Term Instruments (Cost $504)		504

Total Investments in Affiliates (Cost $504)		504

Total Investments 96.5% (Cost $7,951)		$8,326

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 3.5%		300

Net Assets 100.0%		$8,626

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$124	Freddie Mac 2.080% due 10/17/2022	$(128)	$124	$124

Total Repurchase Agreements						$(128)	$124	$124

(1)	Includes accrued interest.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$124	$0	$0	$0	$124	$(128)	$(4)

Total Borrowings and Other Financing Transactions	$124	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$135	$(11)	$1	$0	$0

Total Swap Agreements					$(11)	$1	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $66 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$0	$0

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(28)	$(28)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(7)	$(7)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$7,698	$0	$7,698
Short-Term Instruments
Repurchase Agreements	0	124	0	124
	$0	$7,822	$0	$7,822

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$504	$0	$0	$504

Total Investments	$504	$7,822	$0	$8,326

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

MUNICIPAL BONDS & NOTES 95.5%

CALIFORNIA 94.3%
Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2019	$680	$788
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	544
Alameda County, California Transportation Authority Revenue Notes, Series 2014
4.000% due 03/01/2018	2,710	2,962
4.000% due 03/01/2019	2,275	2,538
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.720% due 04/01/2047	5,000	5,082
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.971% due 04/01/2045	3,200	3,237
Bay Area Toll Authority, California Revenue Bonds, Series 2014
1.500% due 04/01/2047	4,210	4,264
1.875% due 04/01/2047	1,000	1,020
Bay Area Toll Authority, California Revenue Notes, Series 2006
5.000% due 04/01/2015	100	100
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
4.000% due 08/01/2016	395	414
4.000% due 08/01/2017	415	444
5.000% due 08/01/2018	430	482
5.000% due 08/01/2019	455	522
5.000% due 08/01/2020	475	555
Brentwood Infrastructure Financing Authority, California Special Assessment Notes, (AGM Insured), Series 2014
5.000% due 09/02/2018	570	644
Brentwood Union School District, California General Obligation Notes, (FGIC Insured), Series 2007
5.250% due 08/01/2016	135	143
Burbank Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
3.000% due 12/01/2016 (a)	2,075	2,159
California Department of Water Resources Power Supply State Revenue Notes, Series 2008
5.000% due 05/01/2018	500	563
California Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 01/01/2019	500	576
California Educational Facilities Authority Revenue Notes, Series 2010
0.820% due 10/01/2015	3,115	3,117
5.000% due 10/01/2017	500	552
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	250	287
California Health Facilities Financing Authority Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,102
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.300% due 10/01/2047	5,500	5,500
California Infrastructure & Economic Development Bank Revenue Notes, Series 2013
5.000% due 02/01/2019	350	400
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	625	694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
4.000% due 09/01/2015	$260	$264
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	3,000	3,199
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	450	450
California State General Obligation Notes, Series 2009
3.000% due 10/01/2015	600	608
5.000% due 07/01/2018	1,725	1,956
5.000% due 07/01/2019	80	93
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	155
California State Public Works Board Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 10/01/2017	380	423
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	278
California State Public Works Board Revenue Notes, Series 2011
5.000% due 12/01/2015	1,160	1,197
California State Public Works Board Revenue Notes, Series 2012
5.000% due 06/01/2017	3,000	3,278
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2015	80	80
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	282
California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.375% due 04/01/2028	700	700
California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	151
California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 04/01/2019	4,145	4,761
California Statewide Communities Development Authority Revenue Notes, Series 2014
5.000% due 07/01/2019	1,000	1,144
Castaic Lake Water Agency, California Certificates of Participation Notes, Series 2010
4.000% due 08/01/2015	130	132
Chino Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
3.000% due 09/01/2015	700	708
4.000% due 09/01/2016	310	325
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	9,050	9,088
Citrus Heights Water District, California Certificates of Participation Notes, Series 2010
4.000% due 10/01/2017	250	268
4.000% due 10/01/2019	100	110
Contra Costa Water District, California Revenue Notes, Series 2013
5.000% due 10/01/2015	925	947
East Bay Municipal Utility District Water System, California Revenue Notes, Series 2012
5.000% due 06/01/2018	1,685	1,904
East Side Union High School District, California General Obligation Notes, (AGC Insured), Series 2008
5.000% due 08/01/2016	575	610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Escondido, California General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 09/01/2015	$730	$744
Fairfield, California Redevelopment Agency Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	2,152
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,249
Fullerton Joint Union High School District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.000% due 08/01/2029	385	391
Fullerton Joint Union High School District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	152
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2015
4.000% due 06/01/2018 (a)	2,000	2,189
Irvine, California Special Assessment Notes, Series 2012
3.000% due 09/02/2015	1,160	1,171
Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
4.000% due 09/01/2016	200	210
5.000% due 09/01/2019	475	544
5.000% due 09/01/2020	550	639
Lincoln Unified School District, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	189
Long Beach Bond Finance Authority, California Revenue Notes, Series 2012
4.000% due 11/01/2016	500	527
4.000% due 11/01/2017	470	507
Long Beach, California Harbor Revenue Notes, Series 2010
5.000% due 05/15/2019	125	145
Long Beach, California Harbor Revenue Notes, Series 2014
5.000% due 11/15/2018	5,000	5,716
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2009
5.000% due 07/01/2015	220	223
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	11,280	12,786
Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2012
5.000% due 08/01/2018	500	563
Los Angeles County, California Redevelopment Authority Tax Allocation Notes, Series 2013
5.000% due 07/01/2017	550	602
Los Angeles County, California Regional Financing Authority Revenue Notes, (CM Insured), Series 2014
3.000% due 11/15/2020	1,625	1,647
Los Angeles County, California Sanitation Districts Financing Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,950	2,282
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	1,000	1,122
Los Angeles Department of Airports, California Revenue Notes, Series 2012
5.000% due 05/15/2019	665	769
Los Angeles Harbor Department, California Revenue Bonds, Series 2009
5.000% due 08/01/2019	900	1,055

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Municipal Improvement Corp., California Revenue Notes, Series 2014
3.500% due 05/01/2016	$300	$310
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2012
4.000% due 10/01/2015	2,000	2,037
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2018	1,015	1,075
Los Angeles Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2016	200	212
Los Angeles, California Wastewater System Revenue Notes, Series 2012
5.000% due 06/01/2019	225	261
Los Angeles, California Wastewater System Revenue Notes, Series 2013
5.000% due 06/01/2018	325	367
Modesto Irrigation District, California Revenue Notes, Series 2012
5.000% due 07/01/2016	250	264
5.000% due 07/01/2017	200	219
5.000% due 07/01/2018	250	282
Mount San Antonio Community College District, California General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,935	1,935
Oakland-Alameda County, California Coliseum Authority Revenue Notes, Series 2012
5.000% due 02/01/2016	1,750	1,817
Ohlone Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	152
4.000% due 08/01/2016	200	210
Orange County, California Development Agency Tax Allocation Notes, Series 2014
5.000% due 09/01/2017	500	552
Orange County, California Sanitation District Revenue Notes, Series 2012
5.000% due 02/01/2021	760	917
Pasadena Unified School District, California General Obligation Notes, Series 2012
4.000% due 05/01/2015	300	301
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2017	3,050	3,342
5.000% due 08/01/2018	2,500	2,812
Pleasanton Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	152
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,052
Riverside Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
4.000% due 09/01/2017	1,000	1,077
Roseville Natural Gas Financing Authority, California Revenue Notes, Series 2007
5.000% due 02/15/2016	1,000	1,035
Sacramento County, California Airport System Revenue Notes, Series 2010
3.000% due 07/01/2016	995	1,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sacramento Municipal Utility District, California Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 08/15/2015	$740	$753
Sacramento Unified School District, California General Obligation Notes, Series 2012
4.000% due 07/01/2015	1,215	1,226
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	600	604
San Diego County, California Water Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	450	520
San Diego Public Facilities Financing Authority Water, California Revenue Notes, Series 2012
5.000% due 08/01/2016	1,000	1,061
San Francisco Municipal Transportation Agency, California Revenue Notes, Series 2012
5.000% due 03/01/2019	815	939
San Francisco State Building Authority, California Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 12/01/2015	1,800	1,855
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016	300	308
5.000% due 05/01/2019	1,795	2,073
San Francisco, California City & County General Obligation Notes, Series 2009
5.000% due 06/15/2017	2,305	2,531
San Francisco, California Public Utilities Commission Wastewater Revenue Notes, Series 2013
4.000% due 10/01/2015	1,000	1,019
5.000% due 10/01/2020	300	358
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	275
San Mateo County, California Community College District General Obligation Notes, Series 2014
2.000% due 09/01/2016	755	773
Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	195
Santa Clara Valley Transportation Authority, California Revenue Notes, Series 2010
4.000% due 04/01/2017	150	160
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	156
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2016	2,160	2,223
Southern California Public Power Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,165	1,176
Southern California Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,009
Southern California Public Power Authority Revenue Notes, Series 2012
5.000% due 07/01/2016	1,150	1,217
University of California Revenue Bonds, (NPFGC Insured), Series 2007
0.783% due 05/15/2030	1,000	893

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	$45	$45
5.000% due 05/15/2016	810	823
University of California Revenue Notes, Series 2008
5.000% due 05/15/2016	215	226
University of California Revenue Notes, Series 2013
5.000% due 05/15/2015	780	785
5.000% due 05/15/2017	1,000	1,093
West Basin Municipal Water District, California Revenue Notes, Series 2012
4.000% due 08/01/2015	500	506

		157,582

NEW YORK 0.4%
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2015	700	703

UTAH 0.8%
Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2019	1,185	1,366

Total Municipal Bonds & Notes (Cost $158,420)		159,651

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		519

Total Short-Term Instruments (Cost $519)		519

Total Investments in Securities (Cost $158,939)		160,170

	SHARES
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio	18,306	183
PIMCO Short-Term Floating NAV Portfolio III	678,063	6,724

Total Short-Term Instruments (Cost $6,905)		6,907

Total Investments in Affiliates (Cost $6,905)		6,907

Total Investments 99.9% (Cost $165,844)		$167,077

Other Assets and Liabilities, net 0.1%		97

Net Assets 100.0%		$167,174

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$519	Fannie Mae 2.200% due 10/17/2022	$(534)	$519	$519

Total Repurchase Agreements						$(534)	$519	$519

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$519	$0	$0	$0	$519	$(534)	$(15)

Total Borrowings and Other Financing Transactions	$519	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$157,582	$0	$157,582
New York	0	703	0	703
Utah	0	1,366	0	1,366
Short-Term Instruments
Repurchase Agreements	0	519	0	519
	$0	$160,170	$0	$160,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,907	$0	$0	$6,907

Total Investments	$6,907	$160,170	$0	$167,077

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.4%

MUNICIPAL BONDS & NOTES 89.3%

ALABAMA 4.8%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (a)	$10,675	$6,885
6.500% due 10/01/2053	10,000	11,647
Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2006
5.250% due 03/01/2036	500	514

		19,046

ALASKA 0.1%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	1,400	385

ARIZONA 2.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	3,750	3,717
Arizona Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 02/01/2048	2,990	3,241
Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,277
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,600	1,603
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	964

		10,802

CALIFORNIA 8.9%
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,749
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	664
7.000% due 10/01/2039	500	516
California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,210
7.750% due 04/01/2031	865	1,112
California Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,072
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	597
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	205	217
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	3,500	3,926
Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,400
5.000% due 09/01/2034	1,300	1,439
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	$6,250	$7,301
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,655	1,401
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,086
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	6,000	6,214
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,798
6.250% due 10/01/2040	1,000	1,196
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	558

		35,635

COLORADO 2.6%
Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.750% due 05/15/2037	780	587
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	1,011
Colorado Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,119
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,802
Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	508
Madre Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	705
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,846
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	863

		10,441

CONNECTICUT 0.3%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	886	1,020

DELAWARE 0.2%
Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	675	715

FLORIDA 4.6%
Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,263
8.000% due 10/01/2046	1,250	1,571
Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	$280	$303
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	1,055
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,504
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	1,500	1,532
Martin County, Florida Health Facilities Authority Revenue Bonds, Series 2012
5.500% due 11/15/2042	3,000	3,336
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,147
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,780	1,809
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,695
University Square Community Development District, Florida Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	740	753
Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,830	2,127

		18,348

GEORGIA 0.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	252
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,530	1,549

		1,801

GUAM 0.3%
Guam Government Waterworks Authority Revenue Bonds, Series 2014
5.000% due 07/01/2035	1,250	1,399

IDAHO 0.3%
Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,201

ILLINOIS 2.3%
Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	1,011
Chicago, Illinois Midway Airport Revenue Bonds, Series 2014
5.000% due 01/01/2041	2,500	2,731
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,647
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	2,190
Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^	1,775	142
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	539

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	$1,250	$988

		9,268

INDIANA 2.2%
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	100
Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	409
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,160
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,877
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,750	1,778
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,100	2,574

		8,898

IOWA 1.8%
Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,087
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
2.700% due 11/15/2046 ^	1,479	602
Iowa Finance Authority Revenue Notes, Series 2013
5.500% due 12/01/2022	5,000	5,348

		7,040

KANSAS 0.1%
Manhattan, Kansas Revenue Bonds, Series 2007
5.500% due 08/01/2021	250	234

LOUISIANA 1.1%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,183
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,572
New Orleans Aviation Board, Louisiana Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	579

		4,334

MAINE 1.3%
Finance Authority of Maine Revenue Bonds, Series 2005
6.250% due 01/01/2025	5,000	5,237

MARYLAND 1.8%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	250	278
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	308
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 07/01/2045	$1,500	$1,685
Montgomery County, Maryland Revenue Bonds, Series 2015
5.000% due 12/01/2044	2,000	2,299

		7,329

MASSACHUSETTS 0.2%
Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	885	931

MICHIGAN 3.0%
Doctor Charles Drew Academy, Michigan Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036 ^	430	86
East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	705	705
Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,126
Meridian Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2026	780	781
Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	2,000	2,185
5.000% due 07/01/2044	4,500	4,760
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	1,000	570
Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	1,055
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	622

		11,890

MINNESOTA 0.7%
Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	413
Faribault, Minnesota Revenue Bonds, Series 2010
6.750% due 05/01/2036	640	654
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,115
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	524

		2,706

MISSOURI 0.7%
Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	226
5.550% due 10/01/2036	45	40
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,591
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thirty-Ninth Street Transportation Development District, Missouri Revenue Bonds, Series 2008
6.875% due 09/01/2032	$500	$535

		2,658

MONTANA 0.2%
Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031	830	626

NEBRASKA 1.4%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,591

NEVADA 1.2%
Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2039	4,000	4,633

NEW JERSEY 6.5%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	4,200	3,211
5.000% due 06/01/2041	29,500	22,664

		25,875

NEW MEXICO 0.1%
Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	573

NEW YORK 7.1%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	4,128
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	164
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,788
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,000	5,269
5.375% due 11/15/2040	4,000	4,435
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	595
Niagara Area Development Corp., New York Revenue Bonds, Series 2012
5.250% due 11/01/2042	3,000	3,112
TSASC, Inc., New York Revenue Bonds, Series 2006
5.125% due 06/01/2042	2,250	1,969

		28,460

NORTH CAROLINA 0.5%
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	50
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	825
6.000% due 04/01/2038	500	532
North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	635

		2,042

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 12.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	$24,855	$20,458
6.500% due 06/01/2047	21,285	18,943
Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,734
Ohio Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,444

		48,579

OREGON 1.5%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	216
Port of Portland, Oregon Revenue Bonds, Series 2015
5.000% due 07/01/2031	2,500	2,950
5.000% due 07/01/2032	2,500	2,941

		6,107

PENNSYLVANIA 2.7%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	828
Cambridge Area Joint Authority, Pennsylvania Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	553
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	500	240
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	548
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,245
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	263
6.375% due 07/01/2030	1,000	1,047
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	549
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	438
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2030	1,000	1,079
Susquehanna Area Regional Airport Authority, Pennsylvania Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,610
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	520	534

		10,934

RHODE ISLAND 1.1%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	4,000	4,324

SOUTH CAROLINA 0.5%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.4%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	$1,000	$1,135
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	573

		1,708

TEXAS 10.3%
Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,196
Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2037	2,000	2,279
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	572
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,127
Guadalupe-Blanco River Authority Industrial Development Corp., Texas Revenue Notes, Series 2008
5.625% due 10/01/2017	775	849
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,619
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	917
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	450	546
Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	4,121
Lubbock Health Facilities Development Corp., Texas Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	271
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	166
5.750% due 01/01/2033	350	387
North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,331
North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,137
Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	579
Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,023
5.500% due 01/01/2032	500	532
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,125
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,100	6,319
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	11,775	11,828

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	$1,000	$1,189

		41,113

UTAH 0.9%
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,569
Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	677
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	413

		3,659

VERMONT 0.5%
Vermont Economic Development Authority Revenue Bonds, Series 2013
4.750% due 04/01/2036	2,000	2,006

VIRGINIA 0.9%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2040	1,500	1,699
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	114	3
6.000% due 06/01/2043	354	338
Lewistown Commerce Center Community Development Authority, Virginia Revenue Bonds, Series 2014
6.050% due 03/01/2044	574	507
6.050% due 03/01/2054 ^	609	6
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	993	1,069

		3,622

WASHINGTON 0.3%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,066
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	308

		1,374

WEST VIRGINIA 0.1%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	490	549

WISCONSIN 0.4%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	563
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,175

		1,738

Total Municipal Bonds & Notes (Cost $337,092)		356,787

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$533

Total Short-Term Instruments (Cost $533)		533

Total Investments in Securities (Cost $337,625)		357,320

	SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%
PIMCO Short-Term Floating NAV Portfolio	2,354	23
PIMCO Short-Term Floating NAV Portfolio III	3,633,735	36,036

Total Short-Term Instruments (Cost $36,049)		36,059

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $36,049)	$36,059

Total Investments 98.4% (Cost $373,674)	$393,379

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)	(8)

Other Assets and Liabilities, net 1.6%	6,255

Net Assets 100.0%	$399,626

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$533	Fannie Mae 2.200% due 10/17/2022	$(544)	$533	$533

Total Repurchase Agreements						$(544)	$533	$533

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$533	$0	$0	$0	$533	$(544)	$(11)

Total Borrowings and Other Financing Transactions	$533	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,950	$(165)	$(244)	$0	$(2)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	5,000	(1,252)	(1,497)	0	(6)

					$(1,417)	$(1,741)	$0	$(8)

Total Swap Agreements					$(1,417)	$(1,741)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $966 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0		$(8)	$(8)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$8	$8

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(212)	$(212)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,694)	$(1,694)

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$19,046	$0	$19,046
Alaska	0	385	0	385
Arizona	0	10,802	0	10,802
California	0	35,635	0	35,635
Colorado	0	10,441	0	10,441
Connecticut	0	1,020	0	1,020
Delaware	0	715	0	715
Florida	0	18,348	0	18,348
Georgia	0	1,801	0	1,801
Guam	0	1,399	0	1,399
Idaho	0	1,201	0	1,201
Illinois	0	9,268	0	9,268
Indiana	0	8,898	0	8,898
Iowa	0	7,040	0	7,040
Kansas	0	234	0	234
Louisiana	0	4,334	0	4,334
Maine	0	5,237	0	5,237
Maryland	0	7,329	0	7,329
Massachusetts	0	931	0	931
Michigan	0	11,890	0	11,890
Minnesota	0	2,706	0	2,706
Missouri	0	2,658	0	2,658
Montana	0	626	0	626
Nebraska	0	5,591	0	5,591
Nevada	0	4,633	0	4,633
New Jersey	0	25,875	0	25,875
New Mexico	0	573	0	573
New York	0	28,460	0	28,460
North Carolina	0	2,042	0	2,042

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Ohio	$0	$48,579	$0	$48,579
Oregon	0	6,107	0	6,107
Pennsylvania	0	10,934	0	10,934
Rhode Island	0	4,324	0	4,324
South Carolina	0	1,956	0	1,956
Tennessee	0	1,708	0	1,708
Texas	0	41,113	0	41,113
Utah	0	3,659	0	3,659
Vermont	0	2,006	0	2,006
Virginia	0	3,622	0	3,622
Washington	0	1,374	0	1,374
West Virginia	0	549	0	549
Wisconsin	0	1,738	0	1,738
Short-Term Instruments
Repurchase Agreements	0	533	0	533
	$0	$357,320	$0	$357,320

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,059	$0	$0	$36,059

Total Investments	$36,059	$357,320	$0	$393,379

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(8)	$0	$(8)

Totals	$36,059	$357,312	$0	$393,371

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

MUNICIPAL BONDS & NOTES 96.1%

ALABAMA 2.5%
Jefferson County, Alabama Revenue Bonds, Series 2004
5.250% due 01/01/2019	$3,300	$3,349
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,647

		14,996

ARIZONA 0.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,339

CALIFORNIA 12.5%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,828
5.000% due 12/01/2032	3,000	3,472
5.000% due 12/01/2033	3,500	4,016
5.000% due 12/01/2034	3,000	3,420
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,542
5.000% due 04/01/2038	10,000	11,344
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,166
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	11,247
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	5,016
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,871
Los Angeles Community College District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2031	3,500	4,137
Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,513
5.125% due 05/01/2030	1,500	1,675
5.125% due 05/01/2031	1,500	1,670
Poway Unified School District, California Special Tax Bonds, Series 2005
4.700% due 09/01/2016	440	443
4.800% due 09/01/2017	865	874
San Ramon Valley Unified School District, California General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	2,300

		73,534

COLORADO 4.7%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,581
Colorado Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	1,040
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	10,000	11,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	$9,930	$13,719

		27,546

DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	7,500	8,811

FLORIDA 5.4%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,676
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	5,302
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	6,700	7,896
JEA Electric System, Florida Revenue Bonds, Series 2013
5.000% due 10/01/2025	2,170	2,599
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	858
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2014
5.000% due 10/01/2037	3,000	3,405
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	3,000	3,059
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,672
Tampa, Florida Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	375	384

		31,851

GEORGIA 3.7%
Atlanta, Georgia Water & Wastewater Revenue Bonds, Series 2015
5.000% due 11/01/2031	3,000	3,541
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	17,342
Medical Center Hospital Authority, Georgia Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	695	733

		21,616

ILLINOIS 2.4%
Chicago, Illinois O’Hare International Airport Revenue Bonds, (FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,178
Illinois Finance Authority Revenue Bonds, Series 2009
5.750% due 07/01/2033	1,800	2,074
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	539
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	2,400	2,447
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2017	1,000	1,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019	$2,945	$2,702

		14,032

INDIANA 0.4%
Indiana Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,596
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	554

		2,150

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	586
Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	576

		1,162

LOUISIANA 0.1%
St. Tammany Parish, Louisiana Utilities Revenue Notes, Series 2010
5.000% due 08/01/2016	615	653

MARYLAND 3.9%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	10,000	11,392
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2039	5,000	5,554
Montgomery County, Maryland Revenue Bonds, Series 2015
5.000% due 12/01/2044	5,010	5,759

		22,705

MASSACHUSETTS 2.3%
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.030% due 12/01/2030	3,650	3,650
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
1.750% due 01/01/2016	250	255
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2025	1,500	1,810
5.000% due 08/15/2030	6,660	7,848

		13,563

MICHIGAN 0.4%
Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,084

MISSOURI 0.4%
Missouri Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,098

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Missouri Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2015	$540	$551

		2,649

NEBRASKA 1.8%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,591
Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,415
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	1,250	1,475

		10,481

NEVADA 0.8%
Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2039	4,000	4,633

NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2007
5.000% due 07/01/2017	1,075	1,163

NEW JERSEY 3.3%
Casino Reinvestment Development Authority, New Jersey Revenue Bonds, Series 2014
5.250% due 11/01/2044	1,000	1,080
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	410	439
6.500% due 04/01/2031	500	608
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.250% due 07/01/2035	3,500	3,884
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,447
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	3,000	3,358
South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2033	700	770
5.000% due 11/01/2034	500	547
5.000% due 11/01/2039	5,000	5,457

		19,590

NEW MEXICO 0.3%
New Mexico Mortgage Finance Authority Revenue Bonds, (FHLMC/FNMA/GNMA Insured), Series 2008
5.000% due 07/01/2025	1,620	1,701

NEW YORK 14.9%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,897
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2041	$550	$617
5.250% due 11/15/2038	2,200	2,519
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	11,693
New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,755
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,000	2,311
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,334
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	7,002
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	8,452
5.000% due 02/01/2028	8,140	9,547
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,681
5.750% due 11/15/2051	5,000	5,859
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	6,323
5.375% due 11/15/2040	2,000	2,218
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2025	2,500	2,999
New York State Thruway Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	2,000	2,367
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,400
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	1,015	1,222

		87,350

NORTH CAROLINA 3.1%
Charlotte, North Carolina Certificates of Participation Bonds, Series 2013
5.000% due 06/01/2029	1,340	1,573
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,787
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,764
North Carolina Medical Care Commission Revenue Bonds, Series 2015
5.000% due 06/01/2045 (a)	5,250	5,904
North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,012

		18,040

OHIO 7.2%
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2026	10,370	12,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	$5,245	$5,921
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,232
5.250% due 02/15/2029	2,900	3,412
Ohio State Water Development Authority Revenue Bonds, Series 2006
4.000% due 12/01/2033	15,000	16,007
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	1,700	1,711

		42,512

OREGON 0.3%
Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,114
5.000% due 06/15/2031	500	553

		1,667

PENNSYLVANIA 4.3%
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,800	2,848
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	765	768
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
1.000% due 12/01/2021	15,000	15,062
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	1,045
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,543

		25,266

RHODE ISLAND 4.8%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,175	2,181
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	25,000	25,885

		28,066

SOUTH CAROLINA 0.4%
Greenville County, South Carolina School District Revenue Bonds, (AGM Insured), Series 2006
5.000% due 12/01/2020	2,395	2,577

TENNESSEE 1.1%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,645
5.000% due 02/01/2024	1,400	1,626

		6,271

TEXAS 9.8%
Alliance Airport Authority, Texas Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	1,025

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2037	$1,000	$1,139
Godley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2008
5.250% due 02/15/2028	3,000	3,376
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,926
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.030% due 09/01/2031	1,200	1,200
Harris County-Houston Sports Authority, Texas Revenue Bonds, Series 2014
5.000% due 11/15/2029	6,000	6,952
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.875% due 05/15/2021	205	237
North Texas Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	981
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2026	5,420	6,480
5.000% due 09/01/2029	1,750	2,051
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 09/01/2023	5,000	5,978
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,750
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,502
5.250% due 12/15/2022	3,825	4,487
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,000	6,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	$5,000	$5,621
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,440	1,552
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (b)	1,300	1,419

		57,872

UTAH 0.7%
Murray, Utah Revenue Bonds, Series 2005
0.030% due 05/15/2037	4,360	4,360

VIRGINIA 0.8%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,213
Richmond, Virginia Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,362

		4,575

WASHINGTON 1.2%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,499
Yakima County, Washington School District No. 208 West Valley General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2023	1,220	1,312

		6,811

Total Municipal Bonds & Notes (Cost $515,584)		564,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.1%
		$672

U.S. TREASURY BILLS 0.1%
0.045% due 05/07/2015 (f)	$291	291

Total Short-Term Instruments (Cost $963)		963

Total Investments in Securities (Cost $516,547)		565,589

	SHARES
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%
PIMCO Short-Term Floating NAV Portfolio	2,108	21
PIMCO Short-Term Floating NAV Portfolio III	1,859,593	18,442

Total Short-Term Instruments (Cost $18,457)		18,463

Total Investments in Affiliates (Cost $18,457)		18,463

Total Investments 99.4% (Cost $535,004)		$584,052

Financial Derivative Instruments (d)(e) 0.0%
(Cost or Premiums, net $0)		(64)

Other Assets and Liabilities, net 0.6%		3,480

Net Assets 100.0%		$587,468

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,300	$1,419	0.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$672	Freddie Mac 2.080% due 10/17/2022	$(690)	$672	$672

Total Repurchase Agreements						$(690)	$672	$672

(1)	Includes accrued interest.

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$672	$0	$0	$0	$672	$(690)	$(18)

Total Borrowings and Other Financing Transactions	$672	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$15,000	$(3,755)	$(4,490)	$0	$(18)

Total Swap Agreements					$(3,755)	$(4,490)	$0	$(18)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $1,975 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(18)	$(18)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	0.650%	06/20/2018	0.957%	$ 5,000	$0	$(46)	$0	$(46)

Total Swap Agreements						$0	$(46)	$0	$(46)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(46)	$(46)	$(46)	$291	$245

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$18	$18

Over the counter
Swap Agreements	$0	$46	$0	$0	$0	$46

	$0	$46	$0	$0	$18	$64

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(489)	$(489)

Over the counter
Swap Agreements	$0	$33	$0	$0	$0	$33

	$0	$33	$0	$0	$(489)	$(456)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(3,738)	$(3,738)

Over the counter
Swap Agreements	$0	$57	$0	$0	$0	$57

	$0	$57	$0	$0	$(3,738)	$(3,681)

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$14,996	$0	$14,996
Arizona	0	4,339	0	4,339
California	0	73,534	0	73,534
Colorado	0	27,546	0	27,546
District of Columbia	0	8,811	0	8,811
Florida	0	31,851	0	31,851
Georgia	0	21,616	0	21,616
Illinois	0	14,032	0	14,032
Indiana	0	2,150	0	2,150
Kansas	0	1,162	0	1,162
Louisiana	0	653	0	653
Maryland	0	22,705	0	22,705
Massachusetts	0	13,563	0	13,563
Michigan	0	2,084	0	2,084
Missouri	0	2,649	0	2,649
Nebraska	0	10,481	0	10,481
Nevada	0	4,633	0	4,633
New Hampshire	0	1,163	0	1,163
New Jersey	0	19,590	0	19,590
New Mexico	0	1,701	0	1,701
New York	0	87,350	0	87,350
North Carolina	0	18,040	0	18,040
Ohio	0	42,512	0	42,512
Oregon	0	1,667	0	1,667
Pennsylvania	0	25,266	0	25,266
Rhode Island	0	28,066	0	28,066

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
South Carolina	$0	$2,577	$0	$2,577
Tennessee	0	6,271	0	6,271
Texas	0	57,872	0	57,872
Utah	0	4,360	0	4,360
Virginia	0	4,575	0	4,575
Washington	0	6,811	0	6,811
Short-Term Instruments
Repurchase Agreements	0	672	0	672
U.S. Treasury Bills	0	291	0	291
	$0	$565,589	$0	$565,589

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,463	$0	$0	$18,463

Total Investments	$18,463	$565,589	$0	$584,052

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(18)	0	(18)
Over the counter	0	(46)	0	(46)
	$0	$(64)	$0	$(64)

Totals	$18,463	$565,525	$0	$583,988

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.5%

MUNICIPAL BONDS & NOTES 92.9%

CALIFORNIA 1.6%
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	$500	$602
Los Angeles Department of Water & Power, California Revenue Notes, Series 2009
5.000% due 07/01/2016	100	106

		708

COLORADO 0.9%
Colorado State University System Board of Governors Revenue Notes, Series 2010
5.000% due 03/01/2018	250	279
University of Colorado Revenue Bonds, Series 2011
5.000% due 06/01/2023	100	119

		398

DISTRICT OF COLUMBIA 0.9%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2021	325	394

FLORIDA 2.3%
Orlando Utilities Commission, Florida Revenue Notes, Series 2013
5.000% due 10/01/2021	725	876
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	121

		997

GUAM 2.3%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	987

INDIANA 0.3%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2010
5.000% due 01/15/2019	100	114

LOUISIANA 1.4%
Louisiana Stadium & Exposition District Revenue Bonds, Series 2013
5.000% due 07/01/2023	500	605

MASSACHUSETTS 3.1%
Commonwealth of Massachusetts General Obligation Bonds, Series 2011
5.000% due 10/01/2026	105	126
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2024	1,000	1,228

		1,354

MICHIGAN 0.3%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2019	100	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.3%
Northern Municipal Power Agency, Minnesota Revenue Notes, (AGC Insured), Series 2008
5.000% due 01/01/2018	$100	$111

MISSOURI 2.1%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	375	454
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	100	116
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	275	328

		898

NEBRASKA 2.0%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	885

NEW JERSEY 3.9%
Monmouth County, New Jersey Improvement Authority Revenue Notes, Series 2008
4.000% due 12/01/2017	150	163
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 01/01/2024	570	661
5.000% due 03/01/2024	500	561
Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	295

		1,680

NEW MEXICO 3.1%
New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	982
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2009
5.000% due 07/01/2017	330	362

		1,344

NEW YORK 16.3%
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2015
5.000% due 07/15/2029	3,650	4,340
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2023	100	122
5.000% due 12/15/2026	1,000	1,204
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,141
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2021	190	212

		7,019

NORTH CAROLINA 6.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	$1,000	$1,214

		2,611

OHIO 12.5%
Akron, Ohio General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2019	150	166
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	238
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	2,435	2,896
Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,221
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	881

		5,402

OKLAHOMA 0.3%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	100	109

OREGON 1.6%
Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	676

PENNSYLVANIA 5.7%
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	100	102
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 06/01/2023	500	588
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	525	602
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,181

		2,473

TENNESSEE 2.7%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,183

TEXAS 15.4%
Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,161
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	388
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	839
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	586

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2018	$100	$113
Katy Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2012
5.000% due 02/15/2020	100	117
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	910
North Central Texas Health Facility Development Corp. Revenue Bonds, Series 2012
5.000% due 08/15/2027	200	235
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,500	1,859
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	400	455

		6,663

VIRGINIA 5.5%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2025	1,000	1,215
Virginia College Building Authority Revenue Bonds, Series 2009
5.000% due 09/01/2020	300	340
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	580	706
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2023	100	122

		2,383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.7%
Pierce County, Washington School District No. 10 Tacoma General Obligation Notes, Series 2012
4.000% due 06/01/2020	$100	$113
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2008
5.250% due 04/01/2019	150	173

		286

WISCONSIN 1.6%
Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	123
Wisconsin State General Obligation Notes, Series 2011
5.000% due 05/01/2020	100	118
WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	436

		677

Total Municipal Bonds & Notes (Cost $38,427)		40,073

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (a) 0.6%
		261

Total Short-Term Instruments (Cost $261)		261

Total Investments in Securities (Cost $38,688)		40,334

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%
PIMCO Short-Term Floating NAV Portfolio	15,300	$153
PIMCO Short-Term Floating NAV Portfolio III	192,040	1,904

Total Short-Term Instruments (Cost $2,057)		2,057

Total Investments in Affiliates (Cost $2,057)		2,057

Total Investments 98.3% (Cost $40,745)		$42,391

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 1.7%		739

Net Assets 100.0%		$43,126

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$261	Freddie Mac 2.080% due 10/17/2022	$(266)	$261	$261

Total Repurchase Agreements						$(266)	$261	$261

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$261	$0	$0	$0	$261	$(266)	$(5)

Total Borrowings and Other Financing Transactions	$261	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	5	$(14)	$0	$(2)

Total Futures Contracts				$(14)	$0	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,500	$(127)	$10	$0	$(2)

Total Swap Agreements					$(127)	$10	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $221 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(2)	$(2)	$(4)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$4	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(142)	$(142)
Swap Agreements	$0	$0	$0	$0	$(313)	$(313)

	$0	$0	$0	$0	$(455)	$(455)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	(70)	(70)

	$0	$0	$0	$0	$(69)	$(69)

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$708	$0	$708
Colorado	0	398	0	398
District of Columbia	0	394	0	394
Florida	0	997	0	997
Guam	0	987	0	987
Indiana	0	114	0	114
Louisiana	0	605	0	605
Massachusetts	0	1,354	0	1,354
Michigan	0	116	0	116
Minnesota	0	111	0	111
Missouri	0	898	0	898
Nebraska	0	885	0	885
New Jersey	0	1,680	0	1,680
New Mexico	0	1,344	0	1,344
New York	0	7,019	0	7,019
North Carolina	0	2,611	0	2,611
Ohio	0	5,402	0	5,402
Oklahoma	0	109	0	109
Oregon	0	676	0	676
Pennsylvania	0	2,473	0	2,473

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Tennessee	$0	$1,183	$0	$1,183
Texas	0	6,663	0	6,663
Virginia	0	2,383	0	2,383
Washington	0	286	0	286
Wisconsin	0	677	0	677
Short-Term Instruments
Repurchase Agreements	0	261	0	261
	$0	$40,334	$0	$40,334

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,057	$0	$0	$2,057

Total Investments	$2,057	$40,334	$0	$42,391

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2)	$(2)	$0	$(4)

Totals	$2,055	$40,332	$0	$42,387

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO New York Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.1%

MUNICIPAL BONDS & NOTES 93.8%

CALIFORNIA 0.1%
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	$125	$132

NEW YORK 93.7%
Babylon Industrial Development Agency, New York Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,104
Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000	3,576
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	889
Build NYC Resource Corp., New York Revenue Bonds, Series 2012
5.000% due 08/01/2032	1,000	1,113
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	494
5.000% due 07/01/2044	1,000	1,112
East Rochester Housing Authority, New York Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	101
Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,832
5.000% due 07/01/2041	1,500	1,646
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,772
Long Island Power Authority, New York Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,055
Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,312
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,717
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,160
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,062
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,402
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,875
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,702
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	405	411
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,101
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	$500	$595
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	784
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	849
5.500% due 01/01/2016	1,000	1,038
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	4,092
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,291
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,860
New York City, New York Water & Sewer System Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,146
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,120
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	75	83
5.750% due 11/15/2051	7,000	8,202
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,000	5,269
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,101
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,186
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,194
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,078
5.000% due 07/01/2026	500	526
New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,075
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,782
5.000% due 07/01/2038	1,000	1,101
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,120
5.500% due 05/01/2037	400	455
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,721
5.000% due 07/01/2035	500	570
5.500% due 07/01/2040	1,000	1,146
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	3,500	4,103
6.000% due 07/01/2040	500	595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	$2,000	$2,381
5.000% due 12/15/2026	4,000	4,817
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 05/01/2024	500	570
5.000% due 03/15/2028	3,000	3,576
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2028	2,000	2,416
5.000% due 07/01/2034 (a)	1,000	1,149
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	975	979
New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,378
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,649
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	2,000	2,022
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2025	3,180	3,808
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2028	750	882
Niagara County, New York Industrial Development Agency Revenue Bonds, (FHA/GNMA Insured), Series 2006
5.000% due 07/20/2038	490	495
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,963
Onondaga County, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	292
Port Authority of New York & New Jersey Revenue Bonds, (AGM Insured), Series 2006
4.750% due 12/01/2026	3,000	3,191
Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	1,000	1,151
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	215	217
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	5,000	5,524
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	3,099

		131,619

Total Municipal Bonds & Notes (Cost $119,056)		131,751

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		356

Total Short-Term Instruments (Cost $356)		356

Total Investments in Securities (Cost $119,412)		132,107

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%
PIMCO Short-Term Floating NAV Portfolio	14,553	$145
PIMCO Short-Term Floating NAV Portfolio III	797,524	7,909

Total Short-Term Instruments (Cost $8,057)		8,054

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $8,057)	$8,054

Total Investments 99.8% (Cost $127,469)	$140,161

Other Assets and Liabilities, net 0.2%	261

Net Assets 100.0%	$140,422

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$356	Freddie Mac 2.080% due 10/17/2022	$(365)	$356	$356

Total Repurchase Agreements						$(365)	$356	$356

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$356	$0	$0	$0	$356	$(365)	$(9)

Total Borrowings and Other Financing Transactions	$356	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$132	$0	$132
New York	0	131,619	0	131,619
Short-Term Instruments
Repurchase Agreements	0	356	0	356
	$0	$132,107	$0	$132,107

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,054	$0	$0	$8,054

Total Investments	$8,054	$132,107	$0	$140,161

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.1%

MUNICIPAL BONDS & NOTES 93.1%

ALABAMA 0.9%
Alabama 21st Century Authority Revenue Notes, Series 2012
5.000% due 06/01/2019	$1,750	$1,989

ARIZONA 1.2%
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2016	1,105	1,152
Phoenix Civic Improvement Corp., Arizona Revenue Notes, Series 2014
5.000% due 07/01/2020	1,175	1,392

		2,544

CALIFORNIA 12.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.720% due 04/01/2047	5,000	5,082
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.971% due 04/01/2045	2,500	2,529
California Educational Facilities Authority Revenue Notes, Series 2010
0.820% due 10/01/2015	780	780
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	565	572
California State Department of Water Resources Power Supply Revenue Notes, Series 2011
5.000% due 05/01/2015	3,000	3,012
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.485% due 03/01/2034	5,000	5,002
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,249
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2015
4.000% due 06/01/2018 (a)	2,000	2,189
5.000% due 06/01/2019 (a)	1,000	1,152
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	250	252
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,052
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2015	1,115	1,125

		25,996

CONNECTICUT 0.3%
Connecticut State Health & Educational Facility Authority Revenue Notes, Series 2012
3.000% due 07/01/2017	500	521

FLORIDA 5.7%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	5,000	5,268
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	4,000	4,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	$1,000	$1,139
Palm Beach County, Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,600	1,686

		12,093

GEORGIA 7.4%
Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	1,265	1,405
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	5,000	5,116
Burke County, Georgia Development Authority Revenue Bonds, Series 2008
1.400% due 11/01/2048	4,000	4,000
Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.750% due 12/01/2049	3,000	3,030
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	2,004

		15,555

ILLINOIS 5.6%
Chicago Board of Education, Illinois General Obligation Bonds, (AMBAC Insured), Series 2005
5.250% due 12/01/2015	1,245	1,279
Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	1,665	1,678
Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	4,105	4,331
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,055
Melrose Park Village, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	70	75
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	2,860	3,279

		11,697

MARYLAND 0.3%
Maryland Community Development Administration Revenue Bonds, Series 2011
0.970% due 03/01/2036	150	150
Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2013
4.000% due 07/01/2016	490	511

		661

MASSACHUSETTS 3.6%
Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.380% due 02/01/2017	1,000	1,002
Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	5,000	5,012
Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2019	1,330	1,529

		7,543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 5.5%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	$5,000	$5,480
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	5,000	5,083
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	490	442
Michigan Trunk Line State Revenue Notes, Series 2012
5.000% due 11/15/2017	500	555

		11,560

MINNESOTA 1.1%
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	2,150	2,359

MISSOURI 0.5%
Missouri Development Finance Board Revenue Notes, Series 2012
4.000% due 12/01/2016	1,000	1,053

NEBRASKA 0.1%
Nebraska Public Power District Revenue Notes, Series 2014
4.000% due 01/01/2020	240	268

NEVADA 2.5%
Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	5,250	5,244

NEW HAMPSHIRE 0.5%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
4.000% due 12/01/2016	1,020	1,080

NEW JERSEY 2.8%
New Jersey State Turnpike Authority Revenue Notes, Series 2013
5.000% due 01/01/2018	400	442
New Jersey Transit Corp. Revenue Notes, Series 2014
5.000% due 09/15/2017	5,000	5,435

		5,877

NEW MEXICO 2.7%
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	5,000	5,692

NEW YORK 9.3%
Amherst Development Corp., New York Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2016	1,135	1,191
Build NYC Resource Corp., New York Revenue Notes, Series 2012
4.000% due 08/01/2015	700	707
5.000% due 08/01/2016	800	841
5.000% due 08/01/2017	650	705
Metropolitan Transportation Authority, New York Revenue Notes, Series 2006
5.000% due 11/15/2015	140	144

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
5.000% due 11/15/2018	$2,000	$2,274
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	1,335	1,389
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
1.350% due 01/01/2036	4,400	4,455
New York Local Government Assistance Corp. Revenue Bonds, Series 1993
5.500% due 04/01/2017	1,250	1,328
New York State Dormitory Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	845	882
5.000% due 07/01/2016	1,000	1,055
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	3,500	3,992
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2012
4.000% due 11/15/2016	500	529

		19,492

NORTH CAROLINA 2.7%
North Carolina Eastern Municipal Power Agency Revenue Notes, Series 2012
5.000% due 01/01/2016	1,340	1,386
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	3,000	3,372
University of North Carolina at Greensboro Revenue Notes, Series 2014
4.000% due 04/01/2019	360	398
5.000% due 04/01/2020	500	585

		5,741

OHIO 7.4%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2017	1,000	1,078
Cleveland, Ohio General Obligation Notes, Series 2012
4.000% due 12/01/2015	1,000	1,024
Kent State University, Ohio Revenue Notes, Series 2012
4.000% due 05/01/2016	1,000	1,040
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	7,650	8,089
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 01/01/2017	2,000	2,151
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2019	100	116
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	2,000	2,013

		15,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.5%
Oregon State Facilities Authority Revenue Notes, Series 2011
5.250% due 05/01/2019	$920	$1,059

PENNSYLVANIA 4.5%
Beaver County, Pennsylvania Hospital Authority Revenue Notes, Series 2012
5.000% due 05/15/2017	1,460	1,586
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,100	2,136
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	2,500	2,523
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2018	2,875	3,248

		9,493

TENNESSEE 2.2%
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
5.000% due 10/01/2017	2,000	2,210
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,494

		4,704

TEXAS 9.8%
City Public Service Board of San Antonio, Texas Revenue Notes, Series 2014
5.000% due 02/01/2020	1,950	2,273
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	1,275	1,447
Lower Colorado River Authority, Texas Revenue Notes, Series 2010
5.000% due 05/15/2015	550	553
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2018	500	559
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	5,000	5,434
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,099
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	4,900	4,927
San Antonio, Texas Water System Revenue Bonds, Series 2013
0.700% due 05/01/2043	3,000	3,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2012
5.000% due 12/15/2017	$1,145	$1,262

		20,554

VIRGINIA 0.5%
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2017	1,000	1,107

WEST VIRGINIA 1.7%
Mason County, West Virginia Revenue Bonds, Series 2003
1.625% due 10/01/2022	2,000	2,010
West Virginia Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,500

		3,510

WISCONSIN 1.4%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
1.250% due 08/15/2025	3,000	3,027

Total Municipal Bonds & Notes (Cost $193,856)		195,930

Total Investments in Securities (Cost $193,856)		195,930

	SHARES
INVESTMENTS IN AFFILIATES 14.5%

SHORT-TERM INSTRUMENTS 14.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.5%
PIMCO Short-Term Floating NAV Portfolio	1,602	16
PIMCO Short-Term Floating NAV Portfolio III	3,077,362	30,518

Total Short-Term Instruments (Cost $30,530)		30,534

Total Investments in Affiliates (Cost $30,530)		30,534

Total Investments 107.6% (Cost $224,386)		$226,464

Other Assets and Liabilities, net (7.6%)		(16,042)

Net Assets 100.0%		$210,422

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,989	$0	$1,989
Arizona	0	2,544	0	2,544
California	0	25,996	0	25,996
Connecticut	0	521	0	521
Florida	0	12,093	0	12,093
Georgia	0	15,555	0	15,555
Illinois	0	11,697	0	11,697
Maryland	0	661	0	661
Massachusetts	0	7,543	0	7,543
Michigan	0	11,560	0	11,560
Minnesota	0	2,359	0	2,359
Missouri	0	1,053	0	1,053
Nebraska	0	268	0	268
Nevada	0	5,244	0	5,244
New Hampshire	0	1,080	0	1,080
New Jersey	0	5,877	0	5,877
New Mexico	0	5,692	0	5,692

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
New York	$0	$19,492	$0	$19,492
North Carolina	0	5,741	0	5,741
Ohio	0	15,511	0	15,511
Oregon	0	1,059	0	1,059
Pennsylvania	0	9,493	0	9,493
Tennessee	0	4,704	0	4,704
Texas	0	20,554	0	20,554
Virginia	0	1,107	0	1,107
West Virginia	0	3,510	0	3,510
Wisconsin	0	3,027	0	3,027
	$0	$195,930	$0	$195,930

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$30,534	$0	$0	$30,534

Total Investments	$30,534	$195,930	$0	$226,464

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Tax Managed Real Return Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.0%

MUNICIPAL BONDS & NOTES 90.8%

ARIZONA 0.9%
Arizona Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$310
Mesa, Arizona Revenue Bonds, (FGIC Insured), Series 2002
5.250% due 07/01/2017	95	105
Mesa, Arizona Revenue Bonds, (FGIC/NPFGC Insured), Series 2002
5.250% due 07/01/2017	155	171

		586

CALIFORNIA 4.2%
California State Department of Water Resources Power Supply Revenue Bonds, Series 2010
5.000% due 05/01/2022	350	412
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	265
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	561
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	288
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	21
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	67
Southern California Public Power Authority Revenue Notes, Series 2011
5.000% due 07/01/2019	500	581
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2023	520	631

		2,826

FLORIDA 2.5%
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2022	1,000	1,191
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	286
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	169

		1,646

GEORGIA 1.6%
Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2019	500	569
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	500	511

		1,080

ILLINOIS 2.3%
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	$1,065	$1,238

		1,575

INDIANA 3.1%
Indiana Finance Authority Revenue Notes, Series 2011
5.000% due 10/01/2020	1,000	1,177
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	340
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	586

		2,103

IOWA 0.4%
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	262

LOUISIANA 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	272

MASSACHUSETTS 4.3%
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
0.800% due 01/01/2018	500	510
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2024	1,000	1,203
Massachusetts Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2021	1,000	1,164

		2,877

MICHIGAN 3.2%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,096
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,016

		2,112

MISSISSIPPI 0.6%
Mississippi Development Bank Revenue Notes, Series 2010
5.000% due 08/01/2016	400	424

MISSOURI 4.7%
Missouri Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	382
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.020% due 09/01/2030	1,200	1,200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.020% due 02/15/2033	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.020% due 02/15/2034	$555	$555

		3,137

NEBRASKA 1.8%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2025	1,000	1,181

NEW JERSEY 4.2%
New Jersey Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	474
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,190
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2004
5.500% due 12/15/2017	500	553
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 12/15/2016	605	626

		2,843

NEW MEXICO 2.1%
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	750	854
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	500	548

		1,402

NEW YORK 20.2%
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	390
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	808
5.250% due 03/01/2021	1,000	1,155
New York City, New York General Obligation Bonds, Series 2012
0.010% due 04/01/2042	1,000	1,000
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.801% due 03/01/2027	450	427
New York City, New York Transitional Finance Authority Building Aid Revenue Notes, Series 2009
5.000% due 01/15/2018	300	334
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.020% due 11/01/2022	750	750
New York City, New York Water & Sewer System Revenue Bonds, Series 2014
0.010% due 06/15/2050	1,500	1,500
New York City, New York Water & Sewer System Revenue Notes, Series 2011
5.000% due 06/15/2020	500	588
New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 07/01/2018	500	571
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	750	888

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	$500	$583
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	500	570
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	548
New York State Urban Development Corp. Revenue Bonds, Series 2010
5.000% due 01/01/2021	1,350	1,565
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,139
5.000% due 03/15/2019	250	286
Onondaga County, New York Revenue Notes, Series 2011
3.000% due 12/01/2017	450	476

		13,578

NORTH CAROLINA 2.9%
North Carolina Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	278
5.000% due 07/01/2018	500	558
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2023	930	1,128

		1,964

OHIO 10.4%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2024	540	632
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	140
Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2023	600	704
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	400	424
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	500	529
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2002
0.010% due 10/01/2031	400	400
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2013
0.010% due 01/01/2039	400	400
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,155
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,185
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of Akron, Ohio Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	$1,000	$1,131

		6,969

OREGON 0.4%
Portland, Oregon Sewer System Revenue Notes, Series 2010
5.000% due 03/01/2019	250	287

PENNSYLVANIA 3.3%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2024	500	588
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2002
0.030% due 07/01/2025	980	980
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2011
0.030% due 07/01/2041	200	200
Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	423

		2,191

SOUTH CAROLINA 0.3%
Lexington County School District No. 1, South Carolina General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	217

TENNESSEE 1.1%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	595	704

TEXAS 7.1%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	750	912
Garland Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2012
5.000% due 02/15/2021	1,000	1,199
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	606
Houston, Texas General Obligation Bonds, Series 2010
5.000% due 03/01/2021	1,000	1,166
Houston, Texas Utility System Revenue Bonds, Series 2011
5.000% due 11/15/2021	750	901

		4,784

VIRGINIA 4.5%
Henrico County, Virginia General Obligation Bonds, Series 2011
3.000% due 08/01/2024	750	789
Virginia Public Building Authority Revenue Notes, Series 2011
5.000% due 08/01/2021	500	601

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	$150	$171
Virginia Resources Authority Revenue Notes, Series 2011
5.000% due 11/01/2020	500	590
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2020	750	892

		3,043

WASHINGTON 3.9%
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2023	750	932
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2011
5.000% due 02/01/2024	225	266
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2020	1,000	1,169
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	216

		2,583

WISCONSIN 0.4%
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	278

Total Municipal Bonds & Notes (Cost $58,351)		60,924

SHORT-TERM INSTRUMENTS 16.2%

REPURCHASE AGREEMENTS (b) 8.7%
		5,826

U.S. TREASURY BILLS 7.5%
0.042% due 04/02/2015 - 06/25/2015 (a)(d)	5,077	5,077

Total Short-Term Instruments (Cost $10,903)		10,903

Total Investments in Securities (Cost $69,254)		71,827

Total Investments 107.0% (Cost $69,254)		$71,827

Financial Derivative Instruments (c) (7.8%) (Cost or Premiums, net $121)		(5,249)

Other Assets and Liabilities, net 0.8%		528

Net Assets 100.0%		$67,106

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$5,826	Freddie Mac 2.080% due 10/17/2022	$(5,947)	$5,826	$5,826

Total Repurchase Agreements						$(5,947)	$5,826	$5,826

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$5,826	$0	$0	$0	$5,826	$(5,947)	$(121)

Total Borrowings and Other Financing Transactions	$5,826	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	2,000	$0	$(42)	$0	$(42)

BRC	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017		3,200	0	(124)	0	(124)
	Receive	3-Month USD-CPURNSA Index	2.037%	12/31/2017		400	0	(14)	0	(14)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		1,250	1	(109)	0	(108)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		5,293	0	(462)	0	(462)

CBK	Receive	3-Month USD-CPURNSA Index	2.575%	08/14/2024		4,000	0	(351)	0	(351)

DUB	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		600	0	(24)	0	(24)
	Receive	3-Month USD-CPURNSA Index	1.800%	01/17/2016		3,200	(1)	(71)	0	(72)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		600	0	(35)	0	(35)
	Receive	3-Month USD-CPURNSA Index	1.935%	01/20/2017		400	0	(12)	0	(12)
	Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017		600	0	(44)	0	(44)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		600	0	(51)	0	(51)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		600	0	(58)	0	(58)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		600	0	(52)	0	(52)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		600	0	(52)	0	(52)
	Pay	3-Month USD-CPURNSA Index	2.283%	11/01/2024		7,300	0	(381)	0	(381)

MYC	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		6,793	31	(306)	0	(275)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		6,793	31	(430)	0	(399)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016		1,300	0	(27)	0	(27)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		6,793	31	(612)	0	(581)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		6,793	(13)	(649)	0	(662)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		5,543	35	(515)	0	(480)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		1,500	6	(137)	0	(131)
	Receive	3-Month USD-CPURNSA Index	2.535%	06/05/2023		1,500	0	(140)	0	(140)
	Receive	3-Month USD-CPURNSA Index	2.520%	11/01/2023		6,300	0	(539)	0	(539)

UAG	Receive	3-Month USD-CPURNSA Index	2.215%	01/17/2019		3,000	0	(133)	0	(133)

							$121	$(5,370)	$0	$(5,249)

Total Swap Agreements							$121	$(5,370)	$0	$(5,249)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(d)	Securities with an aggregate market value of $4,816 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BPS	$0	$0	$0	$0	$0	$0	$(42)	$(42)	$(42)	$0	$(42)
BRC	0	0	0	0	0	0	(709)	(709)	(709)	522	(187)
CBK	0	0	0	0	0	0	(351)	(351)	(351)	261	(90)
DUB	0	0	0	0	0	0	(781)	(781)	(781)	662	(119)
MYC	0	0	0	0	0	0	(3,233)	(3,233)	(3,233)	3,305	72
UAG	0	0	0	0	0	0	(133)	(133)	(133)	0	(133)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(5,249)	$(5,249)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$5,249	$5,249

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(200)	$(200)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(3,516)	$(3,516)

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$586	$0	$586
California	0	2,826	0	2,826
Florida	0	1,646	0	1,646
Georgia	0	1,080	0	1,080
Illinois	0	1,575	0	1,575
Indiana	0	2,103	0	2,103
Iowa	0	262	0	262
Louisiana	0	272	0	272
Massachusetts	0	2,877	0	2,877
Michigan	0	2,112	0	2,112
Mississippi	0	424	0	424
Missouri	0	3,137	0	3,137
Nebraska	0	1,181	0	1,181
New Jersey	0	2,843	0	2,843
New Mexico	0	1,402	0	1,402
New York	0	13,578	0	13,578
North Carolina	0	1,964	0	1,964
Ohio	0	6,969	0	6,969

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Oregon	$0	$287	$0	$287
Pennsylvania	0	2,191	0	2,191
South Carolina	0	217	0	217
Tennessee	0	704	0	704
Texas	0	4,784	0	4,784
Virginia	0	3,043	0	3,043
Washington	0	2,583	0	2,583
Wisconsin	0	278	0	278
Short-Term Instruments
Repurchase Agreements	0	5,826	0	5,826
U.S. Treasury Bills	0	5,077	0	5,077

Total Investments	$0	$71,827	$0	$71,827

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5,249)	$0	$(5,249)

Totals	$0	$66,578	$0	$66,578

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.5%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.7%
AGFC Capital Trust
6.000% due 01/15/2067		$100	$76
Ally Financial, Inc.
3.500% due 07/18/2016		1,200	1,218
American Express Co.
4.900% due 03/15/2020 (e)		300	305
NBG Finance PLC
4.375% due 04/30/2019	EUR	400	275
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (e)	CAD	100	89
Springleaf Finance Corp.
5.750% due 09/15/2016		$100	104

			2,067

INDUSTRIALS 0.2%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	366
Zimmer Holdings, Inc.
1.450% due 04/01/2017		$400	401

			767

UTILITIES 0.3%
Petrobras Global Finance BV
4.375% due 05/20/2023		200	171
5.375% due 01/27/2021		800	730

			901

Total Corporate Bonds & Notes (Cost $3,717)			3,735

MUNICIPAL BONDS & NOTES 82.2%

ALASKA 1.5%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021		4,000	4,631

ARIZONA 1.0%
Mesa, Arizona General Obligation Bonds, (FGIC Insured), Series 2004
5.000% due 07/01/2018		500	563
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025		2,095	2,457

			3,020

CALIFORNIA 9.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.971% due 04/01/2045		5,000	5,057
California Health Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 10/01/2027		3,000	3,616
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018		2,500	2,801
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015		125	125
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018		500	568
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027		9,770	9,493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hartnell Community College District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	$1,000	$858
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2019	125	145
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	1,500	1,728
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	1,875	2,230
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,680	1,970
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,177
Santa Clara Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	507

		30,275

COLORADO 8.4%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	15,040	17,128
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	4,500	5,301
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2027	2,520	3,014

		25,443

FLORIDA 6.2%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2020	2,500	2,905
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2025	4,000	4,722
Florida State General Obligation Bonds, Series 2013
5.000% due 06/01/2026	8,000	9,643
Florida State General Obligation Notes, Series 2010
5.000% due 06/01/2020	1,000	1,179
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	450

		18,899

GEORGIA 0.6%
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
5.000% due 11/01/2019	1,580	1,830

ILLINOIS 1.4%
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	3,117
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	115
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,049

		4,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 2.1%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	$500	$554
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,857

		6,411

IOWA 2.0%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,801
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	4,410	4,410

		6,211

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	396

MARYLAND 0.3%
University System of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	845

MASSACHUSETTS 2.2%
Commonwealth of Massachusetts General Obligation Bonds, (IBC/NPFGC Insured), Series 2002
5.500% due 08/01/2019	150	177
Commonwealth of Massachusetts General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,093
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,378
Massachusetts Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,157
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.030% due 08/15/2034	1,300	1,300
0.030% due 07/01/2037	640	640

		6,745

MICHIGAN 1.2%
Michigan State Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2024	3,000	3,503

MINNESOTA 0.4%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,338

NEBRASKA 0.1%
Omaha, Nebraska General Obligation Bonds, Series 2000
6.500% due 12/01/2030	300	438

NEW JERSEY 3.9%
New Jersey Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,658

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2025	$4,775	$5,613
New Jersey Transportation Trust Fund Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 12/15/2020	3,000	3,446

		11,717

NEW YORK 22.2%
New York City, New York General Obligation Notes, Series 2013
5.000% due 08/01/2015	6,800	6,906
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	544
New York City, New York Water & Sewer System Revenue Bonds, Series 2001
0.020% due 06/15/2033	12,500	12,500
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	573
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,565
5.250% due 06/15/2044	4,300	4,970
5.375% due 06/15/2043	3,000	3,520
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2022	4,000	4,839
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2021	1,000	1,156
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2028	3,000	3,582
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2021	2,730	3,268
New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,158
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2027	3,000	3,559
New York State Urban Development Corp. Revenue Notes, Series 2013
5.000% due 03/15/2018	2,700	3,020
5.000% due 03/15/2021	3,000	3,574
Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	104
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	3,047
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,712
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2023	3,500	4,218
Utility Debt Securitization Authority, New York Revenue Notes, Series 2013
5.000% due 06/15/2018	1,500	1,585

		67,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.4%
North Carolina Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	$500	$541
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	778

		1,319

OHIO 7.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,400	3,622
6.500% due 06/01/2047	7,350	6,541
Lancaster Port Authority, Ohio Revenue Notes, Series 2014
0.715% due 02/01/2019	500	499
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	2,715	2,881
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	4,500	4,758
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2013
0.010% due 01/01/2039	3,000	3,000
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	114

		21,415

OKLAHOMA 0.6%
Oklahoma Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,743

OREGON 0.2%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 06/15/2018	500	566

PENNSYLVANIA 0.4%
Commonwealth of Pennsylvania General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	562
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	690

		1,252

TENNESSEE 0.9%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,100	1,224
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	1,500	1,527

		2,751

TEXAS 6.0%
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2011
5.000% due 11/01/2019	$1,000	$1,156
5.000% due 11/01/2020	1,000	1,179
Fort Worth, Texas Water & Sewer System Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,135
Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	286
Houston, Texas Utility System Revenue Bonds, Series 2012
0.620% due 05/15/2034	2,500	2,503
Laredo Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2005
5.000% due 08/01/2022	1,800	1,827
Leander Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2011
4.000% due 08/15/2020	3,290	3,730
Lone Star College System, Texas General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,692
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	569
San Antonio, Texas City Public Service Board Revenue Notes, Series 2009
5.000% due 02/01/2019	500	572
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	141
Texas State General Obligation Bonds, Series 2011
0.040% due 06/01/2041	1,455	1,455
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,659
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	109

		18,174

VIRGINIA 0.1%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	410	452

WASHINGTON 2.2%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,079
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	286
5.250% due 01/01/2039	500	575
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2019	2,500	2,856
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,169
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	583

		6,548

WISCONSIN 0.9%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	2,200	2,492

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019	$125	$140

		2,632

Total Municipal Bonds & Notes (Cost $233,378)		250,235

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
0.294% due 03/25/2034	48	48
1.074% due 04/25/2032	45	47
3.500% due 04/01/2045	3,100	3,257
Freddie Mac
1.562% due 10/25/2021 (a)	677	56

Total U.S. Government Agencies (Cost $3,395)		3,408

U.S. TREASURY OBLIGATIONS 6.1%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024 (j)	1,477	1,479
0.250% due 01/15/2025 (h)(j)	5,329	5,378
1.375% due 02/15/2044 (h)(j)	6,820	8,044
1.750% due 01/15/2028 (j)	335	393
2.000% due 01/15/2026 (h)(j)	353	420
2.375% due 01/15/2025 (j)	620	753
2.375% due 01/15/2027 (h)(j)	1,739	2,149

Total U.S. Treasury Obligations (Cost $18,921)		18,616

MORTGAGE-BACKED SECURITIES 3.3%
American Home Mortgage Assets Trust
1.088% due 09/25/2046 ^	46	33
Banc of America Commercial Mortgage Trust
5.536% due 04/10/2049	80	85
Banc of America Funding Trust
2.621% due 06/20/2032	64	65
Bear Stearns Adjustable Rate Mortgage Trust
2.797% due 02/25/2034	136	134
2.844% due 03/25/2035	234	228
Bear Stearns ALT-A Trust
5.163% due 05/25/2036 ^	3,139	2,271
Countrywide Home Loan Mortgage Pass-Through Trust
2.590% due 08/25/2034	43	38
Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 07/25/2033	39	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL Prime BV
0.860% due 04/17/2041	EUR	88	$89
Eurosail PLC
1.560% due 10/17/2040		91	99
GSR Mortgage Loan Trust
2.235% due 06/25/2034		$52	50
5.750% due 01/25/2037		53	52
IndyMac Mortgage Loan Trust
0.474% due 07/25/2035		2,991	2,677
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	55
MASTR Adjustable Rate Mortgages Trust
2.178% due 05/25/2034		195	193
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032		379	362
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		307	227
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035		96	84
Thornburg Mortgage Securities Trust
1.424% due 06/25/2037		195	171
1.941% due 06/25/2037		770	744
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		227	238
5.964% due 02/15/2051		290	316
WaMu Mortgage Pass-Through Certificates Trust
1.528% due 08/25/2042		44	40
2.137% due 03/25/2037 ^		1,554	1,378
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		200	203

Total Mortgage-Backed Securities (Cost $9,266)			9,871

ASSET-BACKED SECURITIES 4.1%
Citigroup Mortgage Loan Trust, Inc.
0.314% due 08/25/2036		138	124
Countrywide Asset-Backed Certificates
0.314% due 08/25/2037		1,000	826
0.321% due 01/25/2037		3,727	3,549
Credit-Based Asset Servicing and Securitization LLC
4.190% due 12/25/2035		580	576
IXIS Real Estate Capital Trust
0.404% due 01/25/2037		164	90
JPMorgan Mortgage Acquisition Trust
0.311% due 10/25/2036		914	853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust
5.611% due 01/25/2037 ^		$903	$895
Residential Asset Mortgage Products Trust
0.374% due 03/25/2036		149	147
Residential Asset Securities Corp. Trust
0.354% due 04/25/2036		216	203
0.434% due 07/25/2036		3,700	2,333
6.228% due 04/25/2032		7	8
Sierra Madre Funding Ltd.
0.575% due 09/07/2039		3,442	2,731

Total Asset-Backed Securities (Cost $8,495)			12,335

SOVEREIGN ISSUES 4.0%
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	500	357
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024		5,900	7,071
4.750% due 09/01/2044		600	1,030
5.000% due 09/01/2040		1,800	3,070
Mexico Government International Bond
4.750% due 06/14/2018	MXN	7,400	486

Total Sovereign Issues (Cost $11,863)			12,014

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (f) 0.4%
			1,197

U.S. TREASURY BILLS 1.1%
0.049% due 04/02/2015 - 05/21/2015 (b)(h)(j)		$3,442	3,442

Total Short-Term Instruments (Cost $4,639)			4,639

Total Investments in Securities (Cost $293,674)			314,853

Total Investments 103.5% (Cost $293,674)			$314,853

Financial Derivative Instruments (g)(i) (3.7%)
(Cost or Premiums, net $(12,735))			(11,404)

Other Assets and Liabilities, net 0.2%			835

Net Assets 100.0%			$304,284

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,197	Fannie Mae 2.200% due 10/17/2022	$(1,223)	$1,197	$1,197

Total Repurchase Agreements						$(1,223)	$1,197	$1,197

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $5,899 at a weighted average interest rate of 0.109%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$5,800	$(5,851)	$(5,931)
Fannie Mae	3.500%	04/01/2045	11,100	(11,544)	(11,662)
Fannie Mae	3.500%	05/01/2045	3,100	(3,244)	(3,249)
Fannie Mae	4.500%	04/01/2045	28,000	(30,394)	(30,553)
Fannie Mae	4.500%	05/01/2045	6,800	(7,381)	(7,401)

Total Short Sales				$(58,414)	$(58,796)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,197	$0	$0	$1,197	$(1,223)	$(26)

Total Borrowings and Other Financing Transactions	$1,197	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$143.000	05/22/2015	279	$3	$5

Total Purchased Options				$3	$5

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	105	$(90)	$(115)

Total Written Options				$(90)	$(115)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	212	$88	$8	$0
90-Day Eurodollar December Futures	Short	12/2016	261	(249)	0	(30)
90-Day Eurodollar June Futures	Short	06/2015	106	(9)	0	(1)
90-Day Eurodollar June Futures	Short	06/2016	7	(1)	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	62	(10)	0	(4)
90-Day Eurodollar September Futures	Short	09/2015	55	(6)	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	1	(0)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	37	(64)	3	(3)
Euro currency June Futures	Long	06/2015	120	(431)	0	(120)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	55	55	62	0
U.S. Treasury 10-Year Note June Futures	Short	06/2015	279	(591)	0	(87)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	106	(592)	0	(30)

Total Futures Contracts				$(1,810)	$73	$(277)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$17,500	$297	$55	$3	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	3,000	55	(1)	0	0

				$352	$54	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month SEK-LIBOR	2.500%	09/15/2016	SEK 15,100	$87	$4	$0	$0
Receive	3-Month USD-LIBOR	1.000%	12/17/2016	$ 12,000	(93)	(62)	0	(4)
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	29,600	(179)	(93)	0	(13)
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	153,300	(2,586)	(2,262)	0	(129)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	37,300	(575)	(427)	0	(40)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	66,900	(2,779)	(1,702)	0	(114)
Receive	3-Month USD-LIBOR	2.660%	10/22/2024	600	(42)	(40)	0	(1)
Receive	3-Month USD-LIBOR	2.500%	06/19/2028	600	(27)	(29)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	12,700	(968)	(992)	0	(21)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 9,300	(152)	(10)	0	(33)
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044	1,800	(516)	(516)	0	(41)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	100	(20)	(1)	0	(1)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP 1,600	(43)	(32)	1	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	4,100	(212)	(172)	1	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN 52,500	4	26	8	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	23,900	1	15	4	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021	27,500	3	3	4	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021	8,700	1	1	1	0
Pay	28-Day MXN-TIIE	5.580%	11/10/2021	1,200	0	0	0	0

					$(8,096)	$(6,289)	$19	$(398)

Total Swap Agreements					$(7,744)	$(6,235)	$22	$(398)

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $2,732 and cash of $3,763 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$73	$22	$100	$(115)	$(277)	$(399)	$(791)

(4)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	880	$		274	$0	$(2)
	04/2015		EUR	31,948			36,076	1,721	0
	04/2015		GBP	172			258	3	0
	04/2015		INR	71,846			1,136	0	(17)
	04/2015	$		283		BRL	880	0	(7)
	05/2015			911		MXN	13,775	0	(9)

BPS	04/2015		BRL	880	$		274	0	(1)
	04/2015		EUR	820			869	0	(13)
	04/2015	$		283		BRL	880	0	(7)

BRC	05/2015		MXN	1,669	$		112	2	0

CBK	04/2015		EUR	6,566			7,088	28	0
	04/2015		INR	149,015			2,390	0	(1)
	04/2015	$		769		CAD	973	0	(1)
	05/2015		MXN	23,949	$		1,547	0	(20)
	05/2015	$		112		MXN	1,672	0	(2)

DUB	04/2015		INR	31,883	$		504	0	(8)
	04/2015		JPY	946,781			7,923	29	0
	05/2015		MXN	8,972			579	0	(8)
	07/2015		BRL	2,105			776	134	0
	10/2016		JPY	253,014			3,576	1,433	0

FBF	04/2015		BRL	10,031			3,135	7	(15)
	04/2015	$		3,157		BRL	10,031	0	(14)
	05/2015		BRL	10,031	$		3,131	14	0

GLM	04/2015		AUD	3,619			2,821	65	0
	04/2015		CAD	148			118	1	0
	04/2015		EUR	731			814	28	0
	04/2015		GBP	553			850	30	0
	04/2015		INR	59,371			938	0	(15)
	04/2015		JPY	245,200			2,034	2	(13)
	04/2015	$		488		AUD	628	0	(9)

HUS	04/2015		CAD	67	$		53	0	0
	05/2015		MXN	1,615			106	1	0
	05/2015	$		6,524		MXN	101,476	115	0

JPM	04/2015		BRL	10,910	$		3,777	358	0
	04/2015		EUR	902			961	0	(9)
	04/2015		INR	50,149			792	0	(13)
	04/2015		JPY	662,500			5,459	0	(65)
	04/2015		MXN	21,549			1,464	53	0
	04/2015	$		3,401		BRL	10,910	18	0
	04/2015			2,754		EUR	2,491	0	(76)
	04/2015			829		GBP	553	0	(8)
	05/2015		KRW	3,371,674	$		2,981	0	(54)

MSB	04/2015	$		2,286		AUD	2,970	0	(24)
	04/2015			12,710		EUR	11,637	0	(197)
	05/2015		EUR	11,637	$		12,716	197	0
	05/2015		MXN	8,956			578	0	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		2,335		MXN	35,837	$10	$0
	08/2015		SAR	534	$		142	0	0
	08/2015	$		142		SAR	534	0	0

NGF	04/2015		INR	37,450	$		592	0	(9)
	05/2015		MXN	8,970			579	0	(8)

SCX	04/2015	$		15,579		JPY	1,854,481	0	(116)
	05/2015		JPY	1,854,481	$		15,586	116	0
	05/2015	$		2,346		MXN	34,418	0	(94)
	06/2015			6,431		INR	405,832	0	(2)

UAG	04/2015		EUR	4,953	$		5,627	301	0
	04/2015	$		6,375		INR	399,714	40	0
	06/2015		INR	399,714	$		6,288	0	(43)

Total Forward Foreign Currency Contracts								$4,706	$(888)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 05-Year Index	Buy	1.700%	04/15/2015	$	21,300	$2	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$132	$3	$2
	Call - OTC USD versus CNH		7.500	02/02/2016	132	1	0

CBK	Put - OTC USD versus CAD	CAD	1.050	04/03/2015	4,000	0	0
	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	132	4	2

FBF	Call - OTC USD versus CNH		7.400	02/02/2016	132	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	1,200	3	1

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	1,859	50	30
	Call - OTC USD versus CNH		7.400	02/02/2016	1,859	11	5

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015	400	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	1,859	39	23
	Call - OTC USD versus CNH		7.500	02/02/2016	1,859	10	4

						$123	$67

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	900	$2	$2
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		24,900	56	85
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		13,600	28	49
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.210%	04/25/2016		8,300	332	24

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		1,100	84	52
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		1,400	121	62
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		2,200	161	95

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		49,200	142	168

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		52,900	111	106
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		52,900	111	112
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		39,700	105	132
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		29,700	70	81
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		6,400	457	268

								$1,780	$1,236

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor (Effective 08/15/2017)	1.625%	3-Month USD-LIBOR	08/15/2019	$	94,200	$ 603	$950

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 4.000% due 04/01/2045	$ 114.344	04/07/2015	$25,000	$1	$0

Total Purchased Options					$2,509	$2,253

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	275	$(2)	$(7)
	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015		500	(7)	(25)
	Call - OTC EUR versus JPY		142.900	04/14/2015		500	(5)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		5,746	(34)	(61)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	224	(5)	(6)
	Call - OTC USD versus BRL		3.960	03/10/2016		265	(9)	(10)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	2,860	(20)	(18)
	Call - OTC EUR versus USD		1.110	05/22/2015		2,860	(20)	(20)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	264	(3)	(1)

FBF	Call - OTC USD versus BRL	BRL	3.620	09/10/2015		940	(21)	(27)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		264	(3)	(1)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		6,833	(208)	(1,250)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	1,052	(8)	(26)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	899	(29)	(36)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,717	(39)	(19)

UAG	Call - OTC USD versus CNH		7.000	02/02/2016		3,717	(34)	(16)

							$(447)	$(1,523)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		5,500	(147)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,800	(30)	(67)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		5,100	(62)	(159)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		13,100	(161)	(2)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(50)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(60)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		9,200	(160)	(91)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		5,800	(155)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		10,200	(144)	(318)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		52,900	(111)	(107)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		52,900	(111)	(113)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		11,100	(81)	(82)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		11,100	(76)	(61)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		11,100	(136)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		26,800	(460)	(253)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		8,600	(105)	(160)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		6,400	(72)	(74)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		15,100	(287)	(25)

								$(2,506)	$(1,639)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor (Effective 08/15/2017)	1.000%	3-Month USD-LIBOR	08/15/2019	$188,400	$(603)	$(1,006)

Total Written Options						$(3,556)	$(4,168)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in BRL	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in JPY	Premiums
Balance at Beginning of Period	400	$119,200	AUD 20,298	BRL 0	EUR 0	GBP 0	JPY 0	$(1,653)
Sales	971	844,408	33,131	15	206,713	4,980	4,882	(7,164)
Closing Buys	(392)	(191,985)	0	(15)	(37,148)	0	(4,882)	3,336
Expirations	(848)	(262,705)	(45,569)	0	(116,821)	(3,380)	0	1,518
Exercised	(26)	(44,295)	(7,860)	0	(38,951)	(1,600)	0	317

Balance at End of Period	105	$464,623	AUD 0	BRL 0	EUR 13,793	GBP 0	JPY 0	$(3,646)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	DDR Corp.	(1.000%	)	06/20/2016	0.131%	$	300	$8	$(12)	$0	$(4)
	DDR Corp.	(1.000%	)	09/20/2017	0.413%		600	26	(35)	0	(9)
	DDR Corp.	(1.000%	)	12/20/2017	0.461%		100	4	(5)	0	(1)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.296%		300	5	(10)	0	(5)
	Marriott International, Inc.	(1.000%	)	03/20/2016	0.058%		300	(2)	(1)	0	(3)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.081%		600	10	(19)	0	(9)
	Marriott International, Inc.	(1.000%	)	03/20/2017	0.105%		1,200	(5)	(17)	0	(22)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.152%		600	(2)	(12)	0	(14)
	Ryder System, Inc.	(1.000%	)	03/20/2016	0.069%		600	5	(11)	0	(6)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.346%	EUR	100	3	(5)	0	(2)
	Sweden Government International Bond	(0.250%	)	09/20/2021	0.195%	$	900	17	(20)	0	(3)
	Target Corp.	(1.000%	)	09/20/2016	0.064%		300	(6)	2	0	(4)
	Target Corp.	(1.000%	)	03/20/2017	0.079%		600	(17)	6	0	(11)
	Target Corp.	(1.000%	)	06/20/2017	0.084%		300	(9)	3	0	(6)
	Target Corp.	(1.000%	)	09/20/2017	0.091%		500	(14)	3	0	(11)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.126%		400	4	(9)	0	(5)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.141%		300	7	(11)	0	(4)

BPS	Sweden Government International Bond	(0.250%	)	09/20/2021	0.195%		300	5	(6)	0	(1)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.128%	EUR	100	3	(6)	0	(3)

BRC	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.130%	$	100	(2)	0	0	(2)

CBK	Generali Finance BV	(1.000%	)	09/20/2016	0.302%	EUR	300	27	(31)	0	(4)
	Rabobank Group	(1.000%	)	03/20/2017	0.224%		300	4	(9)	0	(5)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.346%		200	7	(10)	0	(3)

DUB	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.130%	$	100	(2)	0	0	(2)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.193%		200	1	(4)	0	(3)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.141%		300	7	(12)	0	(5)

FBF	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.158%	EUR	300	6	(14)	0	(8)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.152%	$	100	0	(2)	0	(2)
	Noble Corp.	(1.000%	)	03/20/2017	2.225%		200	0	4	4	0
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.193%		300	1	(6)	0	(5)
	Target Corp.	(1.000%	)	06/20/2017	0.084%		300	(9)	3	0	(6)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.128%	EUR	200	7	(12)	0	(5)

GST	DDR Corp.	(1.000%	)	06/20/2016	0.131%	$	300	9	(12)	0	(3)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.225%		200	5	(10)	0	(5)
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.158%	EUR	200	4	(9)	0	(5)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.081%	$	100	2	(4)	0	(2)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.346%	EUR	200	7	(10)	0	(3)
	Stanley Black & Decker, Inc.	(1.000%	)	09/20/2017	0.266%	$	200	(3)	(1)	0	(4)
	Target Corp.	(1.000%	)	03/20/2018	0.100%		300	(9)	1	0	(8)

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.296%	$	200	$3	$(6)	$0	$(3)
	Target Corp.	(1.000%	)	09/20/2016	0.064%		400	(9)	3	0	(6)

MYC	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.225%		100	3	(5)	0	(2)
	Kimco Realty Corp.	(1.000%	)	06/20/2016	0.126%		300	(1)	(2)	0	(3)
	Target Corp.	(1.000%	)	06/20/2016	0.052%		300	(7)	3	0	(4)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.141%		400	10	(16)	0	(6)

SOG	Generali Finance BV	(1.000%	)	09/20/2016	0.302%	EUR	300	22	(26)	0	(4)

UAG	Marriott International, Inc.	(1.000%	)	03/20/2017	0.105%	$	300	(2)	(3)	0	(5)

								$123	$(355)	$4	$(236)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2023	0.949%	$ 100	$(4)	$4	$0	$0
	Dell, Inc.	1.000%	12/20/2019	1.661%	2,200	(121)	56	0	(65)
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	100	1	(1)	0	0
	Spain Government International Bond	1.000%	09/20/2019	0.698%	8,500	153	(39)	114	0

BPS	Slovenia Government International Bond	1.000%	06/20/2019	0.896%	6,500	(130)	160	30	0

CBK	China Government International Bond	1.000%	12/20/2019	0.827%	1,400	10	1	11	0
	Dell, Inc.	1.000%	09/20/2019	1.539%	3,800	(196)	110	0	(86)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	600	(7)	(4)	0	(11)

DUB	Ally Financial, Inc.	5.000%	12/20/2020	1.966%	600	26	68	94	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.657%	500	(6)	16	10	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	200	2	(1)	1	0

FBF	Finmeccanica Finance S.A.	5.000%	03/20/2019	0.959%	EUR 200	31	3	34	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.550%	$ 2,200	414	(30)	384	0

GST	Community Health Systems, Inc.	5.000%	12/20/2016	0.671%	4,300	419	(91)	328	0
	Dell, Inc.	1.000%	12/20/2019	1.661%	1,700	(91)	41	0	(50)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	100	(6)	4	0	(2)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR 200	(50)	12	0	(38)
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%	$ 1,900	176	(74)	102	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	5,800	45	3	48	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	3,500	(39)	60	21	0

MYC	Italy Government International Bond	1.000%	06/20/2019	0.859%	7,100	(82)	126	44	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%	1,500	(3)	9	6	0
	Spain Government International Bond	1.000%	09/20/2019	0.698%	7,900	134	(27)	107	0

						$676	$406	$1,334	$(252)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$82	$43	$(22)	$21	$0

GST	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	247	127	(66)	61	0

MYC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	411	212	(110)	102	0

						$382	$(198)	$184	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$17,937	$(3,681)	$147	$0	$(3,534)
	CDX.HY-23 05-Year Index 25-35%	5.000%	12/20/2019	200	27	3	30	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	8,969	(1,846)	79	0	(1,767)

CBK	CDX.HY-23 05-Year Index 25-35%	5.000%	12/20/2019	200	27	3	30	0

GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	8,969	(1,863)	96	0	(1,767)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	768	(3)	2	0	(1)

JPM	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	27,982	(5,631)	119	0	(5,512)

					$ (12,970)	$449	$60	$(12,581)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	125	$0	$20	$20	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	0	0	0
	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	5,700	9	(170)	0	(161)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		4,300	7	(23)	0	(16)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		5,600	37	(99)	0	(62)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,200	(3)	21	18	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	60	0	9	9	0
	Pay	1-Year BRL-CDI	8.485%	01/02/2017	BRL	400	0	(11)	0	(11)
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		9,700	1	(161)	0	(160)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		21,600	19	(122)	0	(103)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,000	0	18	18	0

BRC	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	1,500	2	3	5	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	20	0	0	0	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	1,000	0	7	7	0

DUB	Pay	1-Year BRL-CDI	8.415%	01/02/2017	BRL	6,900	0	(194)	0	(194)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		6,000	10	(32)	0	(22)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	90	0	15	15	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		38	0	4	4	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		10	0	0	0	0
	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	3,100	(1)	(85)	0	(86)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		12,100	20	(64)	0	(44)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	1,050	0	11	11	0
	Pay	1-Year BRL-CDI	8.720%	01/02/2017	BRL	6,400	(7)	(158)	0	(165)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		5,000	0	(27)	0	(27)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	5,400	(12)	47	35	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		5,200	0	58	58	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,100	2	(29)	0	(27)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	14	15	0
	Pay	1-Year BRL-CDI	9.010%	01/02/2017	BRL	3,800	37	(115)	0	(78)

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	70	0	11	11	0
	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	4,200	31	(135)	0	(104)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		5,200	1	(28)	0	(27)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	300	0	3	3	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	30	0	0	0	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	19,300	37	(128)	0	(91)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	3,000	(3)	23	20	0

							$188	$(1,317)	$249	$(1,378)

Total Swap Agreements							$(11,601)	$(1,015)	$1,831	$(14,447)

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $13,115 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,724	$160	$182	$2,066	$(35)	$(340)	$(3,957)	$(4,332)	$(2,266)	$2,626	$360
BPS	0	0	57	57	(21)	(38)	(278)	(337)	(280)	321	41
BRC	2	2	26	30	0	(1)	(1,769)	(1,770)	(1,740)	1,926	186
CBK	28	2	48	78	(24)	(2)	(109)	(135)	(57)	0	(57)
DUB	1,596	209	105	1,910	(16)	(201)	(226)	(443)	1,467	(1,509)	(42)
FBF	21	0	441	462	(29)	(28)	(156)	(213)	249	(290)	(41)
GLM	126	1,119	104	1,349	(37)	(2,577)	(192)	(2,806)	(1,457)	1,510	53
GST	0	0	491	491	0	0	(1,888)	(1,888)	(1,397)	1,357	(40)
HUS	116	0	0	116	0	(26)	(27)	(53)	63	0	63
JPM	429	35	84	548	(225)	(55)	(5,599)	(5,879)	(5,331)	5,310	(21)
MSB	207	0	0	207	(229)	0	0	(229)	(22)	(10)	(32)
MYC	0	699	273	972	0	(859)	(146)	(1,005)	(33)	(42)	(75)
NGF	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
RYL	0	0	0	0	0	(25)	0	(25)	(25)	65	40
SCX	116	0	0	116	(212)	0	0	(212)	(96)	0	(96)
SOG	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
UAG	341	27	20	388	(43)	(16)	(96)	(155)	233	(310)	(77)

Total Over the Counter	$4,706	$2,253	$1,831	$8,790	$(888)	$(4,168)	$(14,447)	$(19,503)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	73	73
Swap Agreements	0	3	0	0	19	22

	$0	$3	$0	$0	$97	$100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,706	$0	$4,706
Purchased Options	0	0	0	67	2,186	2,253
Swap Agreements	0	1,582	0	0	249	1,831

	$0	$1,582	$0	$4,773	$2,435	$8,790

	$0	$1,585	$0	$4,773	$2,532	$8,890

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$115	$115
Futures	0	0	0	120	157	277
Swap Agreements	0	0	0	0	399	399

	$0	$0	$0	$120	$671	$791

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$888	$0	$888
Written Options	0	0	0	1,523	2,645	4,168
Swap Agreements	0	13,069	0	0	1,378	14,447

	$0	$13,069	$0	$2,411	$4,023	$19,503

	$0	$13,069	$0	$2,531	$4,694	$20,294

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(46)	$0	$(33)	$(79)
Written Options	0	0	43	0	301	344
Futures	0	0	0	(3,890)	1,360	(2,530)
Swap Agreements	0	(3,264)	0	0	(10,563)	(13,827)

	$0	$(3,264)	$(3)	$(3,890)	$(8,935)	$(16,092)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,946	$0	$9,946
Purchased Options	0	1	128	(23)	421	527
Written Options	0	296	(126)	(264)	135	41
Swap Agreements	0	(79)	0	0	(292)	(371)

	$0	$218	$2	$9,659	$264	$10,143

	$0	$(3,046)	$(1)	$5,769	$(8,671)	$(5,949)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	(152)	(152)
Futures	0	0	0	(431)	(1,120)	(1,551)
Swap Agreements	0	3,252	0	0	(7,435)	(4,183)

	$0	$3,252	$0	$(431)	$(8,705)	$(5,884)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,881	$0	$2,881
Purchased Options	0	(2)	0	(56)	541	483
Written Options	0	(3)	0	(900)	238	(665)
Swap Agreements	0	1,682	0	0	261	1,943

	$0	$1,677	$0	$1,925	$1,040	$4,642

	$0	$4,929	$0	$1,494	$(7,665)	$(1,242)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,067	$0	$2,067
Industrials	0	767	0	767
Utilities	0	901	0	901
Municipal Bonds & Notes
Alaska	0	4,631	0	4,631
Arizona	0	3,020	0	3,020
California	0	30,275	0	30,275
Colorado	0	25,443	0	25,443
Florida	0	18,899	0	18,899
Georgia	0	1,830	0	1,830
Illinois	0	4,281	0	4,281
Indiana	0	6,411	0	6,411
Iowa	0	6,211	0	6,211
Kansas	0	396	0	396
Maryland	0	845	0	845
Massachusetts	0	6,745	0	6,745
Michigan	0	3,503	0	3,503
Minnesota	0	1,338	0	1,338
Nebraska	0	438	0	438
New Jersey	0	11,717	0	11,717
New York	0	67,400	0	67,400
North Carolina	0	1,319	0	1,319
Ohio	0	21,415	0	21,415

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Oklahoma	$0	$1,743	$0	$1,743
Oregon	0	566	0	566
Pennsylvania	0	1,252	0	1,252
Tennessee	0	2,751	0	2,751
Texas	0	18,174	0	18,174
Virginia	0	452	0	452
Washington	0	6,548	0	6,548
Wisconsin	0	2,632	0	2,632
U.S. Government Agencies	0	3,408	0	3,408
U.S. Treasury Obligations	0	18,616	0	18,616
Mortgage-Backed Securities	0	9,871	0	9,871
Asset-Backed Securities	0	12,335	0	12,335
Sovereign Issues	0	12,014	0	12,014
Short-Term Instruments
Repurchase Agreements	0	1,197	0	1,197
U.S. Treasury Bills	0	3,442	0	3,442

Total Investments	$0	$314,853	$0	$314,853

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(58,796)	$0	$(58,796)

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$73	$27	$0	$100
Over the counter	0	8,790	0	8,790
	$73	$8,817	$0	$8,890

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(277)	$(513)	$0	$(790)
Over the counter	0	(19,503)	0	(19,503)
	$(277)	$(20,016)	$0	$(20,293)

Totals	$(204)	$244,858	$0	$244,654

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO Municipal Bond Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The

ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that

ANNUAL REPORT	MARCH 31, 2015	91

Notes to Financial Statements (Cont.)

materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2015	93

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO California Intermediate Municipal Bond Fund	$4,433	$25,508	$(29,920)	$(1)	$0	$20	$8	$0
PIMCO California Municipal Bond Fund	701	1,302	(1,900)	(0)	0	103	2	0
PIMCO California Short Duration Municipal Income Fund	5,049	90,340	(95,200)	(6)	0	183	40	0
PIMCO High Yield Municipal Bond Fund	56,879	120,861	(177,710)	(7)	0	23	62	0
PIMCO Municipal Bond Fund	65,634	55,184	(120,790)	(7)	0	21	84	0
PIMCO National Intermediate Municipal Bond Fund	7,308	11,605	(18,760)	(0)	0	153	5	0
PIMCO New York Municipal Bond Fund	5,425	15,031	(20,300)	(11)	0	145	31	0
PIMCO Short Duration Municipal Income Fund	2,221	92,217	(94,420)	(2)	0	16	17	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO California Intermediate Municipal Bond Fund	$0	$15,671	$(10,100)	$(61)	$0	$5,510	$71	$0
PIMCO California Municipal Bond Fund	0	1,806	(1,400)	(5)	0	401	5	0
PIMCO California Short Duration Municipal Income Fund	0	38,889	(32,100)	(67)	2	6,724	90	0
PIMCO High Yield Municipal Bond Fund	0	113,925	(77,600)	(299)	10	36,036	324	0
PIMCO Municipal Bond Fund	0	114,190	(95,500)	(254)	6	18,442	290	0
PIMCO National Intermediate Municipal Bond Fund	0	6,531	(4,600)	(28)	1	1,904	32	0
PIMCO New York Municipal Bond Fund	0	9,121	(1,200)	(9)	(3)	7,909	20	0
PIMCO Short Duration Municipal Income Fund	0	70,823	(40,200)	(109)	4	30,518	123	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	95

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When a Fund writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an interest rate-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

ANNUAL REPORT	MARCH 31, 2015	97

Notes to Financial Statements (Cont.)

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements (Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B and C Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A	0.30%	0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	N/A	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.24%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.15%	0.30%	0.30%
PIMCO Tax Managed Real Return Fund	0.25%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

distribution of Class B and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares, and in connection with personal services rendered to Class A, Class B and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%

Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO California Municipal Bond and PIMCO National Intermediate Municipal Bond Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation.

ANNUAL REPORT	MARCH 31, 2015	103

Notes to Financial Statements (Cont.)

The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO California Municipal Bond Fund	$36
PIMCO National Intermediate Municipal Bond Fund	29

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$2,538	$0
PIMCO California Short Duration Municipal Income Fund	12,173	0
PIMCO High Yield Municipal Bond Fund	7,179	0
PIMCO Municipal Bond Fund	4,372	2,318
PIMCO National Intermediate Municipal Bond Fund	0	1,597
PIMCO Short Duration Municipal Income Fund	4,240	5,870
PIMCO Unconstrained Tax Managed Bond Fund	27,484	49,688

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$11,632	$29,177
PIMCO California Municipal Bond Fund	0	0	2,354	535
PIMCO California Short Duration Municipal Income Fund	0	0	66,088	100,189
PIMCO High Yield Municipal Bond Fund	0	0	168,896	104,549
PIMCO Municipal Bond Fund	0	0	177,769	90,108
PIMCO National Intermediate Municipal Bond Fund	0	0	15,218	9,684
PIMCO New York Municipal Bond Fund	0	0	12,864	14,733
PIMCO Short Duration Municipal Income Fund	0	0	68,514	151,703
PIMCO Tax Managed Real Return Fund	0	0	6,889	5,817
PIMCO Unconstrained Tax Managed Bond Fund	894,634	886,855	181,161	322,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	105

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund (1)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,042	$20,032	2,197	$21,302	47	$482	116	$1,160
Class P	1,304	12,766	407	3,957	1	6	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	48	472	157	1,509	15	148	25	258
Class A	1,206	11,858	1,063	10,257	127	1,311	145	1,406
Class B	0	0	0	0	0	0	0	0
Class C	293	2,878	203	1,958	124	1,282	49	476
Issued as reinvestment of distributions
Institutional Class	136	1,338	158	1,528	11	115	10	94
Class P	23	227	15	142	0	3	0	3
Administrative Class	0	0	0	0	0	0	0	0
Class D	7	72	9	86	1	10	1	6
Class A	74	723	82	791	3	30	2	25
Class B	0	0	0	0	0	0	0	0
Class C	10	98	10	96	1	15	0	2
Cost of shares redeemed
Institutional Class	(3,497)	(34,301)	(4,761)	(45,846)	(120)	(1,270)	(52)	(506)
Class P	(769)	(7,586)	(876)	(8,436)	(1)	(6)	(2)	(23)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(181)	(1,779)	(309)	(2,979)	(3)	(30)	(24)	(235)
Class A	(2,252)	(22,104)	(2,712)	(26,340)	(25)	(256)	(221)	(2,162)
Class B	0	0	0	0	0	0	0	0
Class C	(350)	(3,439)	(616)	(5,918)	(6)	(58)	(12)	(112)
Net increase (decrease) resulting from Fund share transactions	(1,906)	$(18,745)	(4,973)	$(47,893)	175	$1,782	37	$392

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund				PIMCO Municipal Bond Fund
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,486	$24,755	2,252	$22,384	12,876	$110,323	9,091	$75,487	5,789	$56,249	3,322	$30,946
5,135	51,093	2,678	26,600	5,543	47,260	2,713	22,512	6,593	63,837	5,153	47,829
0	0	0	0	0	0	0	0	6	54	22	208
73	732	86	858	3,899	33,549	1,498	12,402	1,721	16,670	1,241	11,541
655	6,505	3,497	34,755	4,089	35,040	7,425	61,363	5,037 ^	48,833 ^	6,946	64,856
0	0	0	0	0	0	0	0	9	86	3	30
44	431	183	1,821	2,275	19,544	1,988	16,496	1,641	15,920	1,800	16,697

54	539	51	511	512	4,404	379	3,158	351	3,404	409	3,790
16	162	14	140	130	1,123	33	273	270	2,620	229	2,128
0	0	0	0	0	0	0	0	1	6	1	14
3	26	4	35	119	1,023	110	923	44	431	37	348
28	283	44	438	551	4,737	613	5,098	605	5,873	752	6,979
0	0	0	0	0	0	0	0	1	7	1	11
0	3	0	4	192	1,653	186	1,545	208	2,023	261	2,426

(2,953)	(29,390)	(2,034)	(20,227)	(13,427)	(115,366)	(9,657)	(80,298)	(4,574)	(44,426)	(6,549)	(60,049)
(4,412)	(43,873)	(2,223)	(22,113)	(2,223)	(19,053)	(1,663)	(13,630)	(2,760)	(26,813)	(6,998)	(64,463)
0	0	0	0	0	0	0	0	(5)	(45)	(89)	(809)
(445)	(4,431)	(153)	(1,525)	(2,952)	(25,365)	(3,604)	(30,142)	(1,327)	(12,877)	(1,968)	(18,419)
(4,366)	(43,427)	(6,099)	(60,674)	(7,117)	(60,557)	(10,931)	(90,896)	(7,486)	(72,539)	(15,334)	(141,393)
0	0	0	0	0	0	0	0	(67)^	(651)^	(30)	(282)
(108)	(1,076)	(133)	(1,321)	(1,457)	(12,505)	(3,003)	(24,937)	(1,918)	(18,562)	(4,976)	(45,732)
(3,790)	$(37,668)	(1,833)	$(18,314)	3,010	$25,810	(4,822)	$(40,646)	4,139	$40,100	(15,767)	$(143,344)

ANNUAL REPORT	MARCH 31, 2015	107

Notes to Financial Statements (Cont.)

	PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	141	$1,460	704	$7,032	455	$5,128	606	$6,634
Class P	658	6,832	1,248	12,616	466	5,291	162	1,771
Administrative Class	0	0	0	0	0	0	0	0
Class D	121	1,260	158	1,628	87	991	144	1,592
Class A	504	5,261	1,103	11,013	842	9,468	871	9,491
Class B	0	0	0	0	0	0	0	0
Class C	144	1,502	315	3,113	415	4,699	357	3,880
Issued as reinvestment of distributions
Institutional Class	18	191	9	91	187	2,109	216	2,357
Class P	25	265	10	102	15	173	10	112
Administrative Class	0	0	0	0	0	0	0	0
Class D	2	22	1	9	37	413	47	516
Class A	26	267	16	160	128	1,451	138	1,497
Class B	0	0	0	0	0	0	0	0
Class C	5	53	2	23	22	244	21	232
Cost of shares redeemed
Institutional Class	(432)	(4,509)	(68)	(688)	(1,284)	(14,530)	(1,976)	(21,483)
Class P	(538)	(5,597)	(238)	(2,380)	(88)	(988)	(245)	(2,672)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(16)	(163)	(88)	(876)	(151)	(1,700)	(828)	(9,010)
Class A	(575)	(5,961)	(624)	(6,240)	(941)	(10,602)	(1,888)	(20,501)
Class B	0	0	0	0	0	0	0	0
Class C	(54)	(560)	(94)	(939)	(279)	(3,162)	(374)	(4,041)
Net increase (decrease) resulting from Fund share transactions	29	$323	2,454	$24,664	(89)	$(1,015)	(2,739)	$(29,625)

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

PIMCO Short Duration Municipal Income Fund				PIMCO Tax Managed Real Return Fund				PIMCO Unconstrained Tax Managed Bond Fund (2)
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,961	$33,665	5,098	$43,162	2,247	$23,091	2,352	$24,707	2,652	$28,293	14,224	$151,579
2,685	22,826	2,777	23,487	9	97	83	884	1,758	18,824	8,022	85,519
2	16	0	1	0	0	0	0	0	0	0	0
345	2,932	1,797	15,263	20	204	77	824	692	7,382	1,453	15,490
5,232	44,458	10,166	86,067	62	626	93	990	245	2,628	1,886	20,208
0	0	0	0	0	0	0	0	0	0	0	0
629	5,339	1,241	10,513	17	168	60	634	111	1,187	469	5,013

86	732	86	724	98	1,017	105	1,090	386	4,114	263	2,793
20	169	16	136	1	12	2	22	175	1,865	60	636
0	0	0	0	0	0	0	0	0	0	0	0
9	77	5	43	4	38	7	71	55	586	20	212
99	844	76	645	6	67	11	111	53	563	25	271
0	0	0	0	0	0	0	0	0	0	0	0
5	46	1	11	1	15	3	34	13	137	2	21

(7,432)	(63,188)	(9,714)	(82,312)	(1,337)	(13,550)	(1,883)	(19,739)	(12,196)	(130,256)	(11,486)	(121,690)
(2,428)	(20,641)	(4,002)	(33,949)	(39)	(398)	(186)	(1,959)	(3,483)	(37,240)	(5,241)	(55,619)
(1)	(12)	0	0	0	0	0	0	0	0	0	0
(1,339)	(11,383)	(780)	(6,609)	(113)	(1,163)	(240)	(2,506)	(1,027)	(10,989)	(1,724)	(18,287)
(12,235)	(104,032)	(14,014)	(118,656)	(119)	(1,225)	(409)	(4,292)	(2,404)	(25,687)	(2,076)	(22,051)
0	0	0	0	0	0	0	0	0	0	0	0
(946)	(8,043)	(1,131)	(9,576)	(116)	(1,193)	(125)	(1,311)	(631)	(6,746)	(570)	(6,051)
(11,308)	$(96,195)	(8,378)	$(71,050)	741	$7,806	(50)	$(440)	(13,601)	$(145,339)	5,327	$58,044

(1)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 28% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of March 31, 2015, one shareholder owned 10% or more of the Fund’s outstanding shares comprising 19% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	At the NYSE Close on March 25, 2015, 29 Class B shares in the amount of $282 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	MARCH 31, 2015	109

Notes to Financial Statements (Cont.)

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation) (1)	Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Late-Year Loss Deferral- Capital (4)	Late-Year Loss Deferral- Ordinary (5)
PIMCO California Intermediate Municipal Bond Fund	$296	$15	$—	$6,454	$(20)	$(10,405)	$—	$—
PIMCO California Municipal Bond Fund	—	1	—	374	(1)	(114)	—	—
PIMCO California Short Duration Municipal Income Fund	16	48	—	1,165	(14)	(4,412)	—	—
PIMCO High Yield Municipal Bond Fund	—	323	—	17,687	(304)	(36,884)	—	—
PIMCO Municipal Bond Fund	1,753	92	—	43,841	(166)	(88,040)	—	—
PIMCO National Intermediate Municipal Bond Fund	—	4	—	1,649	—	(485)	—	—
PIMCO New York Municipal Bond Fund	—	7	—	12,684	(17)	(4,320)	—	—
PIMCO Short Duration Municipal Income Fund	397	23	—	1,969	(18)	(52,416)	—	—
PIMCO Tax Managed Real Return Fund	—	5	—	(2,797)	(1)	(520)	—	—
PIMCO Unconstrained Tax Managed Bond Fund	5,016	3,178	—	13,757	(487)	(22,755)	—	—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.
Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	3/31/2016	3/31/2017	3/31/2018	3/31/2019
PIMCO California Intermediate Municipal Bond Fund	$1,476	$311	$6,912	$397
PIMCO California Municipal Bond Fund	—	—	—	—
PIMCO California Short Duration Municipal Income Fund	—	5	324	81
PIMCO High Yield Municipal Bond Fund	3,645	6,087	17,767	941
PIMCO Municipal Bond Fund	—	1,207	68,427	2,823
PIMCO National Intermediate Municipal Bond Fund	—	—	—	—
PIMCO New York Municipal Bond Fund	—	—	3,155	776
PIMCO Short Duration Municipal Income Fund	—	8,426	37,870	55
PIMCO Tax Managed Real Return Fund	—	—	—	—
PIMCO Unconstrained Tax Managed Bond Fund	—	—	—	1,279

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

110	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2015

As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO California Intermediate Municipal Bond Fund	$1,309	$—
PIMCO California Municipal Bond Fund	69	45
PIMCO California Short Duration Municipal Income Fund	3,763	239
PIMCO High Yield Municipal Bond Fund	4,638	3,806
PIMCO Municipal Bond Fund	12,070	3,513
PIMCO National Intermediate Municipal Bond Fund	133	352
PIMCO New York Municipal Bond Fund	287	102
PIMCO Short Duration Municipal Income Fund	5,252	813
PIMCO Tax Managed Real Return Fund	520	—
PIMCO Unconstrained Tax Managed Bond Fund	19,859	1,617

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO California Intermediate Municipal Bond Fund	$109,944	$6,482	$(27)	$6,455
PIMCO California Municipal Bond Fund	7,953	378	(5)	373
PIMCO California Short Duration Municipal Income Fund	165,911	1,205	(39)	1,166
PIMCO High Yield Municipal Bond Fund	374,018	27,898	(8,537)	19,361
PIMCO Municipal Bond Fund	535,823	48,282	(53)	48,229
PIMCO National Intermediate Municipal Bond Fund	40,762	1,758	(128)	1,630
PIMCO New York Municipal Bond Fund	127,478	12,717	(34)	12,683
PIMCO Short Duration Municipal Income Fund	224,495	2,055	(86)	1,969
PIMCO Tax Managed Real Return Fund	69,254	2,573	—	2,573
PIMCO Unconstrained Tax Managed Bond Fund	293,834	21,826	(807)	21,019

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015				March 31, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO California Intermediate Municipal Bond Fund	$2,634	$66	$0	$0	$2,786	$105	$0	$0
PIMCO California Municipal Bond Fund	169	5	—	—	130	2	—	—
PIMCO California Short Duration Municipal Income Fund	1,199	98	—	—	1,237	35	—	—
PIMCO High Yield Municipal Bond Fund	15,771	845	—	—	13,858	435	—	—
PIMCO Municipal Bond Fund	15,838	454	—	—	17,593	214	—	—
PIMCO National Intermediate Municipal Bond Fund	772	26	—	—	378	8	—	—
PIMCO New York Municipal Bond Fund	4,502	90	—	—	4,835	88	—	—
PIMCO Short Duration Municipal Income Fund	1,931	133	—	—	1,552	138	—	—
PIMCO Tax Managed Real Return Fund	1,134	21	—	—	1,047	79	224	—
PIMCO Unconstrained Tax Managed Bond Fund	1,349	7,583	—	—	3,260	1,342	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Tax Managed Real Return Fund and PIMCO Unconstrained Tax Managed Bond Fund (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

112	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	INR	Indian Rupee	SAR	Saudi Riyal
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Price Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	CR	Custodial Receipts	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund
CM	California Mortgage Insurance	FNMA	Federal National Mortgage Association	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2015	113

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

114	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	115

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

116	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	117

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

118	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3009AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO UNCONSTRAINED BOND FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO UNCONSTRAINED BOND FUND

Important Information About the PIMCO Unconstrained Bond Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO Unconstrained Bond Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	06/07/13	06/30/08	06/30/08	07/31/08	07/31/08

6	PIMCO UNCONSTRAINED BOND FUND

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Unconstrained Bond Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	2.11%	2.63%	4.54%
PIMCO Unconstrained Bond Fund Class P	2.01%	2.53%	4.43%
PIMCO Unconstrained Bond Fund Administrative Class	1.86%	2.38%	4.28%
PIMCO Unconstrained Bond Fund Class D	1.70%	2.22%	4.12%
PIMCO Unconstrained Bond Fund Class A	1.70%	2.22%	4.12%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-2.15%	1.44%	3.53%
PIMCO Unconstrained Bond Fund Class C	0.97%	1.50%	3.38%
PIMCO Unconstrained Bond Fund Class C (adjusted)	-0.03%	1.50%	3.38%
PIMCO Unconstrained Bond Fund Class R	1.41%	1.95%	3.85%
3 Month USD LIBOR Index	0.24%	0.33%	0.63%
Lipper Alternative Global Macro Funds Average	1.36%	4.26%	3.81%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.15% for Admininstrative Class shares, 1.30% for Class D shares, 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares.

8	PIMCO UNCONSTRAINED BOND FUND

Institutional Class - PFIUX	Class P - PUCPX	Administrative Class - PUBFX	Class D - PUBDX
Class A - PUBAX	Class C - PUBCX	Class R - PUBRX

Allocation Breakdown†

Corporate Bonds & Notes	24.1%
U.S. Treasury Obligations	23.8%
Asset-Backed Securities	16.3%
Mortgage-Backed Securities	13.9%
Sovereign Issues	12.6%
Short-Term Instruments‡	4.3%
Other	5.0%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Government and interest rate positioning was net negative for performance, driven by short positioning in the U.S. during the last three months of the reporting period as U.S. sovereign yields declined.

»	Exposure to European yield curve steepening also detracted from performance as longer-dated European interest rates declined more than shorter term interest rates.

»	Long exposure to Australian interest rates helped offset part of the portfolio’s losses as Australian interest rates declined over the reporting period.
»	Long exposure to corporates contributed to returns as the income obtained from holding the positions offset widening spreads over the reporting period.

»

Net long exposure to the securitized sector, including residential mortgage-backed securities (“RMBS”), asset-backed securities “(ABS”), and commercial mortgage-backed securities (“CMBS”), contributed to returns as prices in these sectors generally rose over the reporting period.

»	Exposure to emerging markets (“EM”) detracted from performance, driven primarily by long exposure to interest rates in Brazil as interest rates in Brazil rose over the reporting period.

»

Currency positions added to performance, driven primarily by the Fund’s short exposure to developed market currencies, including the euro, Japanese yen and Australian dollar, which weakened significantly against the U.S. dollar over the reporting period. Long exposure to the Mexican peso partially detracted from performance as the Mexican peso depreciated versus the U.S. dollar during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO Unconstrained Bond Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,003.40	$4.50	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,002.90	4.99	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	1,002.20	5.74	1,000.00	1,019.20	5.79	1.15
Class D	1,000.00	1,001.40	6.49	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,001.40	6.49	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	997.00	10.21	1,000.00	1,014.71	10.30	2.05
Class R	1,000.00	999.20	7.73	1,000.00	1,017.20	7.80	1.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

10	PIMCO UNCONSTRAINED BOND FUND

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO UNCONSTRAINED BOND FUND

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ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO Unconstrained Bond Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2015	$11.17	$0.23	$0.00	$0.23	$(0.22)	$0.00	$0.00
03/31/2014	11.55	0.18	(0.42)	(0.24)	(0.09)	(0.04)	(0.01)
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00
Class P
03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00
Administrative Class
03/31/2015	11.17	0.22	(0.01)	0.21	(0.20)	0.00	0.00
06/07/2013 - 03/31/2014	11.46	0.10	(0.30)	(0.20)	(0.04)	(0.04)	(0.01)
Class D
03/31/2015	11.17	0.17	0.02	0.19	(0.18)	0.00	0.00
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00
Class A
03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00
Class C
03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00)^
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00

Please see footnotes on page 16.

14	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$11.18	2.11%	$6,729,631	0.90%		0.90%		0.90%		0.90%		2.04%		270%
(0.14)	11.17	(2.08)	17,451,412	0.90		0.90		0.90		0.90		1.59		728
(0.36)	11.55	8.00	16,836,479	0.91		0.91		0.90		0.90		2.65		786
(0.27)	11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001
(0.28)	11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240

(0.21)	11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96		270
(0.13)	11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728
(0.35)	11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
(0.26)	11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
(0.27)	11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240

(0.20)	11.18	1.86	2,027	1.15		1.15		1.15		1.15		1.93		270
(0.09)	11.17	(1.71)	2,610	1.15	*	1.15	*	1.15	*	1.15	*	1.07	*	728

(0.18)	11.18	1.70	272,813	1.30		1.30		1.30		1.30		1.51		270
(0.09)	11.17	(2.47)	1,271,098	1.30		1.30		1.30		1.30		1.20		728
(0.32)	11.55	7.57	1,488,822	1.31		1.31		1.30		1.30		2.32		786
(0.23)	11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001
(0.24)	11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240

(0.18)	11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65		270
(0.09)	11.17	(2.47)	1,507,660	1.30		1.30		1.30		1.30		1.21		728
(0.32)	11.55	7.57	1,958,198	1.31		1.31		1.30		1.30		2.35		786
(0.23)	11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001
(0.24)	11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240

(0.07)	11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98		270
(0.04)	11.14	(3.18)	931,200	1.95		2.05		1.95		2.05		0.56		728
(0.24)	11.55	6.89	1,084,967	1.95		2.06		1.94		2.05		1.71		786
(0.15)	11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001
(0.15)	11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO Unconstrained Bond Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class R
03/31/2015	$11.18	$0.17	$(0.01)	$0.16	$(0.17)	$0.00	$0.00
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00)
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.17)	$11.17	1.41%	$12,330	1.55%	1.55%	1.55%	1.55%	1.53%	270%
(0.05)	11.18	(2.73)	14,897	1.55	1.55	1.55	1.55	0.95	728
(0.29)	11.55	7.30	15,856	1.56	1.56	1.55	1.55	2.13	786
(0.20)	11.04	0.65	15,687	1.56	1.56	1.55	1.55	2.69	1,001
(0.21)	11.17	3.41	37,398	1.63	1.63	1.55	1.55	2.16	1,240

ANNUAL REPORT	MARCH 31, 2015	17

Statement of Assets and Liabilities PIMCO Unconstrained Bond Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$10,957,022
Investments in Affiliates	452,749
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,484
Over the counter	1,187,004
Cash	492
Deposits with counterparty	98,255
Foreign currency, at value	11,774
Receivable for investments sold	3,525,374
Receivable for Fund shares sold	8,411
Interest and dividends receivable	67,134
Dividends receivable from Affiliates	128
Other assets	51
16,312,878
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$717,229
Payable for sale-buyback transactions	714,251
Payable for short sales	2,024,738
Financial Derivative Instruments
Exchange-traded or centrally cleared	22,093
Over the counter	383,812
Payable for investments purchased	1,864,222
Payable for investments in Affiliates purchased	128
Deposits from counterparty	799,182
Payable for Fund shares redeemed	128,188
Dividends payable	1,195
Accrued investment advisory fees	4,971
Accrued supervisory and administrative fees	2,790
Accrued distribution fees	417
Accrued servicing fees	241
Other liabilities	57
6,663,514
Net Assets	$9,649,364
Net Assets Consist of:
Paid in capital	$9,795,927
(Overdistributed) net investment income	(428,416)
Accumulated undistributed net realized (loss)	(446,454)
Net unrealized appreciation	728,307
$9,649,364
Cost of Investments in securities	$10,823,727
Cost of Investments in Affiliates	$452,705
Cost of Foreign Currency Held	$11,896
Proceeds Received on Short Sales	$2,013,268
Cost or Premiums of Financial Derivative Instruments, net	$(33,232)

* Includes repurchase agreements of:	$3,161

18	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$6,729,631
Class P	1,499,109
Administrative Class	2,027
Class D	272,813
Class A	564,715
Class C	568,739
Class R	12,330
Shares Issued and Outstanding:
Institutional Class	602,037
Class P	134,099
Administrative Class	181
Class D	24,405
Class A	50,519
Class C	50,854
Class R	1,103
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.18
Class P	11.18
Administrative Class	11.18
Class D	11.18
Class A	11.18
Class C	11.18
Class R	11.17

^	With respect to the A and C Classes, the redemption price varies by length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	19

Statement of Operations PIMCO Unconstrained Bond Fund

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$498,272
Dividends	1,439
Dividends from Investments in Affiliates	12,807
Total Income	512,518

Expenses:
Investment advisory fees	104,690
Supervisory and administrative fees	58,647
Distribution and/or servicing fees - Administrative Class	5
Distribution and/or servicing fees - Class D	1,987
Distribution fees - Class C	5,543
Distribution fees - Class R	35
Servicing fees - Class A	2,550
Servicing fees - Class C	1,848
Servicing fees - Class R	35
Trustee fees	47
Interest expense	691
Miscellaneous expense	44
Total Expenses	176,122

Net Investment Income	336,396

Net Realized Gain (Loss):
Investments in securities	(329,829)
Investments in Affiliates	(3,709)
Exchange-traded or centrally cleared financial derivative instruments	58,286
Over the counter financial derivative instruments	384,321
Foreign currency	(13,587)
Net Realized Gain	95,482

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(509,011)
Investments in Affiliates	(110)
Exchange-traded or centrally cleared financial derivative instruments	(254,789)
Over the counter financial derivative instruments	778,552
Foreign currency assets and liabilities	(2,839)
Net Change in Unrealized Appreciation	11,803
Net Gain	107,285

Net Increase in Net Assets Resulting from Operations	$443,681

* Foreign tax withholdings	$16

20	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Unconstrained Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$336,396	$404,369
Net realized gain (loss)	95,482	(1,017,128)
Net change in unrealized appreciation (depreciation)	11,803	(16,893)
Net increase (decrease) in net assets resulting from operations	443,681	(629,652)

Distributions to Shareholders:
From net investment income
Institutional Class	(237,811)	(140,483)
Class P	(44,859)	(22,389)
Administrative Class	(36)	(4)
Class D	(11,494)	(5,758)
Class A	(15,545)	(7,558)
Class C	(4,021)	(9)
Class R	(202)	(15)
From net realized capital gains
Institutional Class	0	(75,275)
Class P	0	(13,510)
Administrative Class	0	(1)
Class D	0	(5,543)
Class A	0	(7,290)
Class C	0	(4,048)
Class R	0	(63)
Tax basis return of capital
Institutional Class	0	(21,874)
Class P	0	(3,478)
Administrative Class	0	(1)
Class D	0	(894)
Class A	0	(1,173)
Class C	0	(2)
Class R	0	(2)

Total Distributions	(313,968)	(309,370)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(14,851,419)	1,034,104

Total Increase (Decrease) in Net Assets	(14,721,706)	95,082

Net Assets:
Beginning of year	24,371,070	24,275,988
End of year*	$9,649,364	$24,371,070

*Including (overdistributed) net investment income of:	$(428,416)	$(318,036)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.5%

BANK LOAN OBLIGATIONS 0.9%
Biomet, Inc.
3.674% due 07/25/2017		$9,110	$9,110
Chrysler Group LLC
3.500% due 05/24/2017		5,755	5,759
Community Health Systems, Inc.
3.428% due 12/31/2018		2,985	2,989
Dell, Inc.
3.750% due 10/29/2018		10,789	10,827
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		12,309	11,162
HCA, Inc.
2.928% due 03/31/2017		38,110	38,169
Hellenic Republic
3.930% due 03/30/2016 (g)	EUR	8,000	5,713
Phillips-Van Heusen Corp.
3.250% due 02/13/2020		$2,165	2,178

Total Bank Loan Obligations (Cost $91,781)			85,907

CORPORATE BONDS & NOTES 28.4%

BANKING & FINANCE 20.8%
AGFC Capital Trust
6.000% due 01/15/2067		6,600	4,983
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		30,000	29,601
2.750% due 01/30/2017		21,800	21,774
3.125% due 01/15/2016		10,850	10,904
3.500% due 07/18/2016		35,945	36,484
3.500% due 01/27/2019		5,000	4,950
4.625% due 06/26/2015		17,100	17,207
4.750% due 09/10/2018		5,000	5,156
5.500% due 02/15/2017		20,340	21,204
6.250% due 12/01/2017		9,800	10,462
American Express Co.
4.900% due 03/15/2020 (f)		6,200	6,305
7.000% due 03/19/2018		5,400	6,242
American Tower Corp.
7.000% due 10/15/2017		3,300	3,718
Aviation Loan Trust
2.381% due 12/15/2022		8,914	8,259
Banco Santander Chile
1.857% due 01/19/2016		25,000	25,188
Bank of America Corp.
0.588% due 08/15/2016		30,390	30,167
0.861% due 03/28/2018	EUR	1,000	1,071
1.335% due 03/22/2018		$50,000	50,606
2.000% due 01/11/2018		2,200	2,218
3.958% due 10/21/2025	MXN	119,000	8,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/14/2016		$200	$213
5.650% due 05/01/2018		63,100	70,034
5.750% due 12/01/2017		14,275	15,714
6.000% due 09/01/2017		1,610	1,772
6.400% due 08/28/2017		7,150	7,928
6.500% due 08/01/2016		2,600	2,775
6.500% due 07/15/2018		300	341
6.875% due 04/25/2018		62,300	71,302
6.875% due 11/15/2018		300	348
7.800% due 09/15/2016		19,842	21,604
Bankia S.A.
0.255% due 01/25/2016	EUR	4,800	5,161
4.375% due 02/14/2017		2,500	2,874
Banque PSA Finance S.A.
4.250% due 02/25/2016		2,000	2,219
Barclays Bank PLC
7.700% due 04/25/2018 (f)		$2,259	2,536
10.000% due 05/21/2021	GBP	25,675	51,879
10.179% due 06/12/2021		$7,700	10,559
14.000% due 06/15/2019 (f)	GBP	27,431	54,848
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$26,200	29,242
7.250% due 02/01/2018		50,659	58,352
Blackstone CQP Holdco LP
9.296% due 03/18/2019		10,071	10,413
BPCE S.A.
5.150% due 07/21/2024		29,300	31,365
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	700	768
CIT Group, Inc.
4.250% due 08/15/2017		$22,700	23,097
5.000% due 05/15/2017		4,760	4,907
5.250% due 03/15/2018		10,547	10,943
5.500% due 02/15/2019		11,747	12,246
6.625% due 04/01/2018		2,601	2,796
CitiFinancial Credit Co.
6.625% due 06/01/2015		100	101
Citigroup, Inc.
0.728% due 05/31/2017	EUR	1,600	1,716
0.805% due 03/10/2017		$1,500	1,500
0.937% due 11/15/2016		1,920	1,924
1.216% due 07/25/2016		15,000	15,084
3.953% due 06/15/2016		200	207
6.000% due 08/15/2017		1,720	1,893
6.125% due 05/15/2018		6,640	7,478
Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	243,433	15,612
Doric Nimrod Air Alpha Pass Through Trust
5.250% due 05/30/2025		$6,756	7,196
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,070	5,388

22	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
2.000% due 09/15/2015		$10,025	$10,054
5.500% due 06/26/2017		10,000	10,675
Ford Motor Credit Co. LLC
1.506% due 05/09/2016		10,357	10,433
2.500% due 01/15/2016		4,200	4,250
2.750% due 05/15/2015		12,182	12,209
3.984% due 06/15/2016		10,800	11,137
4.207% due 04/15/2016		29,040	29,875
4.250% due 02/03/2017		3,590	3,771
6.625% due 08/15/2017		14,500	16,109
8.000% due 12/15/2016		2,600	2,882
12.000% due 05/15/2015		33,514	33,928
General Motors Financial Co., Inc.
2.750% due 05/15/2016		33,220	33,653
GMAC International Finance BV
7.500% due 04/21/2015	EUR	50,600	54,611
Goldman Sachs Group, Inc.
0.715% due 03/22/2016		$850	850
5.750% due 10/01/2016		200	213
6.150% due 04/01/2018		300	337
HBOS PLC
0.840% due 09/01/2016	EUR	4,900	5,268
0.973% due 09/30/2016		$4,800	4,803
5.374% due 06/30/2021	EUR	10,000	12,395
HSBC Bank USA N.A.
6.000% due 08/09/2017		$19,100	20,969
HSBC Finance Capital Trust
5.911% due 11/30/2035		500	510
HSBC USA Capital Trust
7.808% due 12/15/2026		1,000	1,008
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		1,400	1,459
International Lease Finance Corp.
4.875% due 04/01/2015		8,200	8,200
5.750% due 05/15/2016		6,735	7,009
6.750% due 09/01/2016		70,800	75,402
7.125% due 09/01/2018		5,300	5,963
8.625% due 09/15/2015		7,421	7,644
8.750% due 03/15/2017		24,500	27,134
IPIC GMTN Ltd.
3.125% due 11/15/2015		6,100	6,202
JPMorgan Chase & Co.
0.806% due 04/25/2018		25,000	24,996
1.156% due 01/25/2018		18,000	18,232
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	1,800	1,937
4.375% due 11/30/2021		2,200	2,502
6.000% due 10/01/2017		$22,300	24,710
LBG Capital PLC
8.500% due 12/17/2021 (f)		3,600	3,937
15.000% due 12/21/2019	EUR	1,100	1,773

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
4.385% due 05/12/2017 (f)	EUR	600	$681
12.000% due 12/16/2024 (f)		$58,400	84,096
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,500	3,962
Morgan Stanley
1.750% due 02/25/2016		$44,900	45,200
5.550% due 04/27/2017		940	1,017
5.750% due 10/18/2016		700	747
5.950% due 12/28/2017		700	776
6.250% due 08/28/2017		20,100	22,221
6.625% due 04/01/2018		3,500	3,983
MUFG Union Bank N.A.
2.625% due 09/26/2018		19,300	19,854
Murray Street Investment Trust
4.647% due 03/09/2017		26,100	27,667
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	2,500	2,331
Navient Corp.
5.000% due 04/15/2015		$3,500	3,504
5.000% due 06/15/2018		1,855	1,860
5.500% due 01/15/2019		9,346	9,556
6.000% due 01/25/2017		17,000	17,924
6.250% due 01/25/2016		26,151	26,968
8.450% due 06/15/2018		62,604	69,647
Novo Banco S.A.
7.000% due 03/04/2016	EUR	2,200	2,428
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	674
QBE Capital Funding Ltd.
7.250% due 05/24/2041		19,500	21,721
Rabobank Group
6.875% due 03/19/2020	EUR	4,000	5,270
8.375% due 07/26/2016 (f)		$7,900	8,444
8.400% due 06/29/2017 (f)		2,000	2,220
11.000% due 06/30/2019 (f)		300	387
RCI Banque S.A.
4.600% due 04/12/2016		14,500	14,995
Regions Financial Corp.
5.750% due 06/15/2015		9,130	9,211
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022		180	203
6.400% due 10/21/2019		42,650	49,418
6.666% due 10/05/2017 (f)	CAD	5,300	4,739
6.990% due 10/05/2017 (f)		$20,945	24,820
7.387% due 12/29/2049 (f)	GBP	939	1,391
7.648% due 09/30/2031 (f)		$2,125	2,688
Royal Bank of Scotland PLC
4.375% due 03/16/2016		11,500	11,867
Springleaf Finance Corp.
5.400% due 12/01/2015		13,100	13,347
5.750% due 09/15/2016		1,000	1,040

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stone Street Trust
5.902% due 12/15/2015	$30,100	$31,030
UBS AG
7.625% due 08/17/2022	49,800	60,489
Waha Aerospace BV
3.925% due 07/28/2020	28,105	29,545
Wells Fargo & Co.
5.900% due 06/15/2024 (f)	10,200	10,646

		2,014,633

INDUSTRIALS 4.7%
Actavis Funding SCS
1.143% due 09/01/2016	9,600	9,626
1.348% due 03/12/2018	6,300	6,344
Anadarko Petroleum Corp.
5.950% due 09/15/2016	200	213
6.375% due 09/15/2017	100	111
Anglo American Capital PLC
1.203% due 04/15/2016	2,000	2,000
ArcelorMittal
4.500% due 08/05/2015	4,450	4,489
Ashland, Inc.
3.000% due 03/15/2016	3,000	3,038
Aviation Capital Group Corp.
3.875% due 09/27/2016	30,800	31,464
Avis Budget Car Rental LLC
3.012% due 12/01/2017	2,600	2,607
Avnet, Inc.
6.625% due 09/15/2016	1,450	1,554
Centex LLC
6.500% due 05/01/2016	4,500	4,725
Chesapeake Energy Corp.
3.503% due 04/15/2019	7,400	7,141
Con-way, Inc.
7.250% due 01/15/2018	2,500	2,827
ConAgra Foods, Inc.
1.900% due 01/25/2018	15,600	15,628
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022	469	502
D.R. Horton, Inc.
5.625% due 01/15/2016	2,500	2,572
6.500% due 04/15/2016	4,330	4,579
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	7,620	7,976
DISH DBS Corp.
4.250% due 04/01/2018	14,915	15,027
4.625% due 07/15/2017	27,100	27,879
7.125% due 02/01/2016	29,961	31,197
7.750% due 05/31/2015	200	202
7.875% due 09/01/2019	11,039	12,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
5.200% due 09/01/2020	$3,275	$3,695
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,100	1,128
Harvest Operations Corp.
2.125% due 05/14/2018	6,500	6,544
6.875% due 10/01/2017	5,500	5,033
HCA, Inc.
3.750% due 03/15/2019	18,250	18,541
6.500% due 02/15/2016	1,050	1,091
7.190% due 11/15/2015	1,175	1,218
HJ Heinz Co.
4.250% due 10/15/2020	3,600	3,698
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	4,300	4,329
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	5,534	6,466
Kinder Morgan, Inc.
8.250% due 02/15/2016	300	318
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	1,200	1,188
Masco Corp.
4.800% due 06/15/2015	3,000	3,024
5.850% due 03/15/2017	1,700	1,823
6.125% due 10/03/2016	5,000	5,353
McKesson Corp.
7.500% due 02/15/2019	5,000	5,994
MGM Resorts International
6.625% due 07/15/2015	1,670	1,689
6.875% due 04/01/2016	6,600	6,897
7.500% due 06/01/2016	2,915	3,070
7.625% due 01/15/2017	1,685	1,809
10.000% due 11/01/2016	16,810	18,701
Nabisco, Inc.
7.550% due 06/15/2015	2,200	2,229
NBCUniversal Media LLC
5.150% due 04/30/2020	2,200	2,528
NXP BV
3.500% due 09/15/2016	1,000	1,015
Pactiv LLC
8.125% due 06/15/2017	5,000	5,425
Pearson Dollar Finance PLC
6.250% due 05/06/2018	25,925	29,026
QVC, Inc.
3.125% due 04/01/2019	3,500	3,527
Reynolds American, Inc.
6.750% due 06/15/2017	300	333
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	8,700	9,037
Rockies Express Pipeline LLC
3.900% due 04/15/2015	10,200	10,206

24	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rohm & Haas Co.
6.000% due 09/15/2017		$201	$223
RPM International, Inc.
6.500% due 02/15/2018		4,000	4,472
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		2,300	2,323
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,400	1,491
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		5,350	5,487
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	3,532
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/2016		$2,500	2,630
Toll Brothers Finance Corp.
8.910% due 10/15/2017		1,700	1,972
Transocean, Inc.
4.950% due 11/15/2015		162	165
UAL Pass-Through Trust
10.400% due 05/01/2018		6,668	7,276
Universal Health Services, Inc.
3.750% due 08/01/2019		20,800	21,242
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		500	58
Volvo Treasury AB
5.950% due 04/01/2015		21,300	21,300
Zimmer Holdings, Inc.
1.450% due 04/01/2017		6,300	6,317
2.000% due 04/01/2018		7,300	7,360
2.700% due 04/01/2020		3,600	3,653
3.150% due 04/01/2022		3,100	3,140
3.550% due 04/01/2025		1,500	1,532

			453,173

UTILITIES 2.9%
AES Corp.
3.262% due 06/01/2019		34,900	34,813
CenturyLink, Inc.
7.600% due 09/15/2039		5,000	5,147
Dominion Resources, Inc.
7.500% due 06/30/2066		5,000	5,175
Embarq Corp.
7.995% due 06/01/2036		3,900	4,673
MarkWest Energy Partners LP
5.500% due 02/15/2023		1,000	1,032
Petrobras Global Finance BV
2.393% due 01/15/2019		2,700	2,346
2.631% due 03/17/2017		64,800	59,772
3.500% due 02/06/2017		4,000	3,753
4.250% due 10/02/2023	EUR	600	570
6.625% due 01/16/2034	GBP	1,200	1,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$93,600	$93,516
Sprint Communications, Inc.
6.000% due 12/01/2016		7,600	7,949
8.375% due 08/15/2017		20,725	22,564
9.125% due 03/01/2017		20,211	22,131
Telecom Italia Capital S.A.
5.250% due 10/01/2015		703	716
Telecom Italia SpA
4.500% due 01/25/2021	EUR	700	845
Verizon Communications, Inc.
2.021% due 09/14/2018		$11,100	11,587

			278,089

Total Corporate Bonds & Notes (Cost $2,687,843)			2,745,895

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.7%
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019		660	780
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015		25,900	26,434
6.200% due 03/01/2019		30,000	34,768
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033		3,500	2,941
5.750% due 06/01/2047		3,725	3,153

			68,076

ILLINOIS 0.0%
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
2.100% due 01/01/2019		350	369

MASSACHUSETTS 0.0%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
0.790% due 07/01/2020		450	466

OHIO 0.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034		2,255	1,822
5.875% due 06/01/2030		1,300	1,102
5.875% due 06/01/2047		25,525	21,010
6.500% due 06/01/2047		9,295	8,272

			32,206

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	$1,000	$753

WASHINGTON 0.5%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,405
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	14,800	15,194
2.803% due 07/01/2021	8,500	8,728
2.953% due 07/01/2022	15,000	15,357

		43,684

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,610	4,909

Total Municipal Bonds & Notes (Cost $138,809)		150,463

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.234% due 07/25/2037	212	206
0.236% due 12/25/2036	122	122
0.274% due 01/25/2021	5	5
0.294% due 03/25/2034	139	139
0.304% due 03/25/2036	64	62
0.324% due 08/25/2034	54	53
0.374% due 10/27/2037	398	393
0.474% due 12/25/2028	7	7
0.524% due 03/25/2037 - 05/25/2042	426	429
0.627% due 10/18/2030	5	5
0.674% due 03/25/2017	5	5
0.727% due 04/18/2032	57	58
1.074% due 04/25/2032	3	3
1.321% due 08/01/2042 - 09/01/2044	394	404
1.328% due 10/01/2044	16	16
1.625% due 11/25/2023	42	43
1.920% due 12/01/2034	47	50
2.004% due 12/01/2034	63	67
2.010% due 06/01/2035	60	62
2.125% due 09/01/2035	1,101	1,172
2.154% due 03/01/2036	373	399
2.194% due 05/25/2035	43	45
2.228% due 05/01/2036	194	209
2.231% due 09/01/2034	34	36
2.250% due 02/01/2036	92	98
2.254% due 08/01/2029	14	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.295% due 12/01/2035	$5	$6
2.300% due 01/01/2036	238	256
2.340% due 09/01/2031	20	21
2.342% due 09/01/2039	27	27
2.345% due 06/01/2030	1	1
2.488% due 11/01/2034	540	579
2.790% due 11/01/2042	49,792	51,605
3.000% due 05/01/2036	21	22
3.500% due 04/01/2045	4,200	4,413
4.000% due 04/01/2045	11,000	11,763
4.278% due 08/01/2028	5	6
4.351% due 03/01/2027	1	1
4.360% due 12/01/2036	47	50
5.500% due 05/01/2045	1,000	1,125
5.610% due 01/25/2032	85	94
5.636% due 02/25/2033	252	285
6.000% due 04/25/2043 - 04/01/2045	20,172	23,016
6.473% due 10/25/2031	32	33
6.500% due 06/01/2036 - 10/01/2038	5,607	6,584
6.589% due 10/25/2031	245	267
7.500% due 12/25/2019 - 06/01/2031	239	263
8.500% due 10/25/2019	3	3
9.000% due 12/25/2019	28	32
Federal Housing Administration
6.896% due 07/01/2020	443	433
7.430% due 02/01/2023	5	5
7.465% due 11/01/2019	22	22
Freddie Mac
0.375% due 10/15/2020	9	9
0.415% due 05/15/2036	7	7
0.525% due 12/15/2029	94	94
0.675% due 01/15/2032	15	16
1.125% due 10/15/2020	1	1
1.314% due 02/25/2045	21	21
1.521% due 07/25/2044	3,504	3,577
1.562% due 10/25/2021 (a)	37,159	3,105
1.845% due 09/01/2035	20	21
2.231% due 08/01/2035	29	30
2.271% due 09/01/2035	9	10
2.345% due 03/01/2036	146	156
2.348% due 12/01/2032	11	11
2.438% due 05/01/2025	3	3
5.000% due 03/15/2021	100	106
6.500% due 10/25/2043	105	123
6.555% due 09/25/2029	161	164
6.758% due 12/25/2030	176	187
7.002% due 11/25/2030	40	40
7.500% due 08/15/2030	24	29
11.675% due 04/15/2044	7,959	8,501
Ginnie Mae
0.476% due 05/20/2037	1,475	1,480
0.675% due 04/16/2032	14	14
0.725% due 12/16/2025	57	58

26	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 12/20/2021 - 07/20/2030	$275	$286
2.000% due 06/20/2021 - 10/20/2027	90	94
3.500% due 11/20/2017 - 04/01/2045	164,802	173,621
4.000% due 12/20/2017	2	2
4.500% due 01/20/2036 (a)	2,959	78
5.000% due 03/15/2039 - 05/15/2039	3,247	3,632
5.500% due 10/15/2034 - 03/15/2035	140	161
6.000% due 06/20/2038	57	62
7.500% due 08/20/2029	73	85
8.000% due 03/20/2030	20	26
8.500% due 04/20/2030 - 07/20/2030	2	2
Overseas Private Investment Corp.
0.000% due 05/02/2016 - 11/17/2017	16,030	18,405
Small Business Administration
4.340% due 03/01/2024	112	119
4.760% due 09/01/2025	129	139
5.600% due 09/01/2028	440	497
6.220% due 12/01/2028	454	524
7.190% due 12/01/2019	78	84
7.200% due 10/01/2019	346	370

Total U.S. Government Agencies (Cost $316,769)		320,965

U.S. TREASURY OBLIGATIONS 28.1%
U.S. Treasury Bonds
3.125% due 08/15/2044 (i)	76,700	86,006
4.250% due 05/15/2039 (i)	55,800	73,748
4.500% due 08/15/2039 (i)	62,900	86,148
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2022 (i)(k)	9,046	9,155
0.125% due 07/15/2024 (k)	210,563	210,958
0.250% due 01/15/2025 (i)	297,172	299,912
0.375% due 07/15/2023 (k)	375,324	385,440
1.750% due 01/15/2028 (i)	10,574	12,401
2.000% due 01/15/2026	113,175	134,342
2.375% due 01/15/2025	173,110	210,193
U.S. Treasury Notes
1.875% due 11/30/2021 (i)(k)(m)	225,400	228,182
2.000% due 05/31/2021 (i)(k)(m)	126,200	129,059
2.000% due 10/31/2021 (k)(m)	6,400	6,530
2.000% due 02/15/2025 (i)	12,600	12,681
2.125% due 09/30/2021 (i)(m)	386,100	397,170
2.250% due 11/15/2024 (m)	100	103
2.375% due 08/15/2024 (i)(k)(m)	416,700	433,173

Total U.S. Treasury Obligations (Cost $2,643,298)		2,715,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 16.5%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035	$27	$24
4.823% due 10/25/2035 ^	3,246	2,945
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^	869	629
0.714% due 11/25/2035	956	845
1.048% due 11/25/2046	13,624	7,460
1.088% due 09/25/2046 ^	1,993	1,425
1.098% due 10/25/2046	410	342
American Home Mortgage Investment Trust
1.878% due 09/25/2045	1,083	1,050
2.069% due 10/25/2034	63	63
Banc of America Alternative Loan Trust
5.750% due 04/25/2033	441	459
6.000% due 01/25/2036 ^	1,329	1,133
6.333% due 04/25/2037 ^	1,365	1,115
Banc of America Commercial Mortgage Trust
5.536% due 04/10/2049	5,412	5,768
Banc of America Funding Trust
0.366% due 10/20/2036	1,067	805
0.384% due 04/25/2037 ^	936	670
0.406% due 06/20/2047	14,489	13,902
0.454% due 07/25/2037	5,298	4,624
0.456% due 06/20/2047	2,000	1,421
0.464% due 07/25/2037	7,317	6,364
0.574% due 05/25/2037 ^	547	400
2.868% due 01/20/2047 ^	720	606
5.156% due 05/20/2036	1,448	1,400
5.292% due 06/20/2037 ^	403	383
5.345% due 10/20/2046	3,809	3,229
5.500% due 09/25/2034	3,294	3,300
5.806% due 03/25/2037 ^	32	29
5.878% due 10/25/2036 ^	670	574
6.000% due 03/25/2037 ^	3,864	3,331
6.000% due 08/25/2037 ^	3,295	2,904
Banc of America Mortgage Trust
2.670% due 05/25/2034	1,468	1,469
2.671% due 02/25/2034	205	204
2.672% due 09/25/2034	1,402	1,383
6.500% due 10/25/2031	6	6
6.500% due 09/25/2033	139	144
BCAP LLC Trust
0.961% due 11/26/2046	4,675	4,514
1.937% due 04/26/2037	5,125	5,099
2.454% due 05/26/2036	1,402	1,416
2.611% due 10/26/2036	400	60
4.000% due 04/26/2037	1,124	1,145
5.250% due 02/26/2036	5,236	4,795
5.250% due 04/26/2037	11,884	11,176
5.250% due 06/26/2037	2,348	2,373
5.269% due 07/26/2035	480	478
5.419% due 03/26/2037	10,529	10,379
10.126% due 02/26/2036	2,994	1,140

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.980% due 04/26/2037		$2,956	$943
18.469% due 06/26/2036		2,719	832
BCRR Trust
5.796% due 08/17/2045		5,914	6,290
Bear Stearns Adjustable Rate Mortgage Trust
2.271% due 04/25/2034		158	157
2.354% due 02/25/2033		11	11
2.360% due 02/25/2036		546	472
2.480% due 08/25/2035		269	234
2.482% due 05/25/2034		29	28
2.591% due 01/25/2035		581	578
2.594% due 02/25/2033		17	16
2.625% due 04/25/2034		9	9
2.648% due 05/25/2034		91	88
2.669% due 11/25/2034		340	341
2.679% due 01/25/2034		575	575
2.731% due 05/25/2047 ^		832	722
2.797% due 02/25/2034		51	50
2.797% due 10/25/2034		107	97
2.844% due 03/25/2035		27	26
3.015% due 11/25/2034		11	11
5.035% due 08/25/2035		536	474
5.112% due 08/25/2035		16,575	16,647
Bear Stearns ALT-A Trust
0.334% due 02/25/2034		130	118
0.374% due 02/25/2034		209	151
0.494% due 08/25/2036 ^		3,877	2,857
0.514% due 08/25/2036		1,434	1,048
0.614% due 04/25/2036		5,176	3,821
0.854% due 09/25/2034		157	157
0.874% due 09/25/2034		1,415	1,380
2.315% due 01/25/2036 ^		2,643	2,122
2.354% due 03/25/2036		2,954	2,053
2.494% due 08/25/2036 ^		28	21
2.501% due 03/25/2036		947	700
2.589% due 11/25/2035 ^		275	213
2.619% due 11/25/2036		5,696	3,832
2.671% due 05/25/2035		5,662	5,605
2.718% due 11/25/2036		39,445	30,624
4.270% due 11/25/2036 ^		1,160	894
Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034		1,923	1,906
Bear Stearns Mortgage Funding Trust
0.364% due 01/25/2037		4,318	3,575
7.000% due 08/25/2036		2,258	2,096
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		419	343
3.068% due 12/26/2046		1,829	1,445
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	14,057	14,908
Chase Mortgage Finance Trust
2.507% due 07/25/2037		$139	141
2.524% due 02/25/2037		2,125	2,126
2.526% due 02/25/2037		178	174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ChaseFlex Trust
0.474% due 07/25/2037	$1,197	$1,034
0.634% due 07/25/2037 ^	624	369
3.466% due 08/25/2037 ^	4,411	3,585
6.000% due 02/25/2037 ^	1,229	1,084
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 05/25/2036	2,399	2,116
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	325	334
6.000% due 09/25/2037	683	715
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	1,071	1,044
2.280% due 09/25/2035	3,972	3,989
2.417% due 07/25/2046 ^	98	86
2.500% due 11/25/2035	4,355	4,329
2.530% due 05/25/2035	20	20
2.536% due 02/25/2034	334	333
2.573% due 08/25/2035	2,341	2,327
2.573% due 08/25/2035 ^	266	194
2.601% due 11/25/2036 ^	1,441	1,244
2.615% due 03/25/2036	29,700	30,025
2.715% due 09/25/2037 ^	738	665
5.669% due 09/25/2037 ^	5,298	4,583
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	76	82
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	3,285	2,930
6.000% due 10/25/2037 ^	11,306	10,395
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,971	1,715
Countrywide Alternative Loan Trust
0.294% due 06/25/2036	2,606	2,292
0.314% due 04/25/2047	6,507	5,526
0.334% due 02/25/2047	433	368
0.344% due 11/25/2036	459	429
0.344% due 01/25/2037 ^	353	336
0.354% due 05/25/2047	14,337	12,049
0.364% due 09/25/2046 ^	270	231
0.371% due 12/20/2046	35,309	26,625
0.374% due 06/25/2037	44	36
0.386% due 03/20/2046	3,820	3,034
0.406% due 07/20/2035	90	79
0.424% due 09/25/2046 ^	821	371
0.454% due 12/25/2035	628	551
0.454% due 02/25/2037	682	536
0.496% due 11/20/2035	6,298	5,133
0.524% due 05/25/2037 ^	96	59
0.544% due 02/25/2037 ^	18,556	11,612
0.574% due 05/25/2036	4,367	3,292
0.624% due 09/25/2035 ^	6,370	4,682
0.674% due 12/25/2035 ^	8,291	6,004
0.674% due 05/25/2037 ^	2,331	1,462

28	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.874% due 05/25/2036	$2,734	$1,772
0.884% due 07/25/2036 ^	2,124	1,386
0.924% due 08/25/2035 ^	219	184
0.974% due 12/25/2035 ^	1,567	1,296
1.074% due 12/25/2036 ^	9,330	5,971
1.128% due 12/25/2035	1,387	1,151
1.128% due 02/25/2036	22	20
1.608% due 01/25/2036	1,968	1,826
2.630% due 06/25/2037	6,978	5,860
4.500% due 09/25/2018	1,980	2,037
5.141% due 10/25/2035 ^	1,051	899
5.250% due 10/25/2033	1,605	1,663
5.250% due 06/25/2035 ^	49	46
5.500% due 04/25/2035	1,000	982
5.500% due 10/25/2035 ^	1,213	1,114
5.500% due 11/25/2035 ^	4,798	4,478
5.500% due 01/25/2036	1,018	911
5.500% due 03/25/2036 ^	116	100
5.750% due 02/25/2035	1,231	1,211
5.750% due 07/25/2035 ^	4,376	4,106
6.000% due 04/25/2036 ^	1,472	1,282
6.000% due 01/25/2037 ^	1,947	1,666
6.000% due 02/25/2037 ^	4,415	3,599
6.000% due 03/25/2037 ^	2,027	1,667
6.000% due 04/25/2037	9,809	8,445
6.000% due 05/25/2037 ^	1,517	1,264
6.000% due 08/25/2037 ^	1,187	1,004
6.250% due 11/25/2036 ^	1,087	1,032
6.500% due 09/25/2037 ^	1,976	1,599
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035	783	698
0.494% due 03/25/2035	7,240	5,635
0.504% due 02/25/2035	130	120
0.514% due 02/25/2035	158	143
0.544% due 02/25/2035	2,375	2,084
0.934% due 09/25/2034	11	10
2.078% due 07/25/2034	457	454
2.313% due 02/20/2036 ^	1,033	982
2.330% due 02/20/2036	1,805	1,554
2.391% due 09/20/2036 ^	3,361	2,987
2.408% due 11/25/2034	151	144
2.420% due 05/20/2036 ^	5,787	4,892
2.428% due 12/25/2033	82	82
2.449% due 11/19/2033	49	46
2.458% due 10/19/2032	11	9
2.471% due 08/25/2034	1,030	896
2.473% due 09/25/2034 ^	53	41
2.490% due 02/20/2036	12,336	10,383
2.535% due 06/20/2035	47	42
2.538% due 06/25/2033	553	547
2.549% due 03/25/2037 ^	300	242
2.590% due 08/25/2034	387	356
5.500% due 03/25/2035	834	873
5.500% due 11/25/2035 ^	231	226
5.500% due 07/25/2037 ^	1,388	1,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 07/25/2037 ^		$7,499	$7,040
6.000% due 02/25/2036 ^		1,312	1,108
6.000% due 03/25/2036 ^		12	12
6.000% due 05/25/2036 ^		6,482	6,054
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		2,783	2,460
0.571% due 11/25/2034		74	68
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		25,786	27,211
Credit Suisse First Boston Mortgage Securities Corp.
0.265% due 05/15/2023 (a)		219,000	2,872
0.804% due 03/25/2032		112	104
2.181% due 06/25/2033		65	64
2.244% due 07/25/2033		18	18
2.474% due 08/25/2033		62	62
6.000% due 01/25/2036 ^		3,388	2,488
6.500% due 04/25/2033		1	1
7.000% due 02/25/2034		406	439
Credit Suisse Mortgage Capital Certificates
0.432% due 02/27/2036		1,182	1,122
2.253% due 07/27/2037		4,023	3,107
2.522% due 02/26/2036		1,468	1,412
4.741% due 08/27/2046		5,435	5,333
5.383% due 02/15/2040		3,292	3,419
5.467% due 09/16/2039		1,884	1,953
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		1,589	1,401
7.000% due 08/25/2037		1,635	1,246
Deco UK PLC
0.724% due 01/27/2020	GBP	2,199	3,165
Deutsche ALT-A Securities, Inc.
0.274% due 08/25/2037 ^		$1,682	1,224
0.294% due 08/25/2036		5,404	4,425
0.324% due 03/25/2037 ^		1,494	1,082
0.384% due 08/25/2037 ^		1,484	1,255
0.504% due 02/25/2036		11,074	8,734
1.806% due 08/25/2035 ^		628	504
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^		15	10
Downey Savings & Loan Association Mortgage Loan Trust
0.438% due 08/19/2045		42	38
1.041% due 03/19/2046 ^		1,612	1,251
2.453% due 07/19/2044		615	614
EF Hutton Trust
9.950% due 10/20/2018		9	10
EMF-NL BV
1.060% due 07/17/2041	EUR	1,200	1,169
EMF-NL Prime BV
0.860% due 04/17/2041		6,878	6,934
Eurosail PLC
1.560% due 10/17/2040		3,974	4,294

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities Trust
2.224% due 03/25/2035		$76	$61
2.238% due 04/25/2036 ^		1,321	1,110
2.281% due 01/25/2036 ^		12,065	9,731
2.308% due 06/25/2036		1,540	1,262
6.000% due 08/25/2036 ^		2,180	1,824
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		2,707	2,430
First Horizon Mortgage Pass-Through Trust
2.531% due 02/25/2034		714	711
2.563% due 10/25/2035 ^		6,384	5,633
2.610% due 08/25/2035		641	590
First Republic Mortgage Loan Trust
0.525% due 11/15/2031		912	874
GMAC Mortgage Corp. Loan Trust
2.919% due 06/25/2034		11	10
Granite Master Issuer PLC
0.745% due 12/20/2054	GBP	886	1,310
Granite Mortgages PLC
0.757% due 07/20/2043		$441	440
0.946% due 09/20/2044	GBP	131	194
Greenpoint Mortgage Funding Trust
0.444% due 11/25/2045		$132	111
0.614% due 06/25/2045		21	18
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033		88	86
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	1,031	764
GS Mortgage Securities Trust
5.374% due 05/17/2045		$3,990	4,102
GSMPS Mortgage Loan Trust
0.524% due 03/25/2035		92	81
GSR Mortgage Loan Trust
1.860% due 03/25/2033		26	26
2.097% due 06/25/2034		577	562
2.235% due 06/25/2034		506	493
2.670% due 09/25/2035		406	406
2.671% due 09/25/2035		1,732	1,742
4.968% due 11/25/2035		404	390
5.000% due 05/25/2037 ^		440	400
5.750% due 03/25/2036 ^		842	789
5.750% due 01/25/2037		1,899	1,856
6.000% due 03/25/2032		8	8
6.000% due 02/25/2036		4,787	4,169
6.000% due 03/25/2037 ^		2,894	2,783
6.000% due 05/25/2037 ^		1,182	1,107
6.500% due 09/25/2036 ^		842	742
HarborView Mortgage Loan Trust
0.358% due 11/19/2036		299	245
0.358% due 07/19/2046		330	210
0.358% due 11/19/2046 ^		94	73
0.418% due 06/19/2035		136	119
0.428% due 01/19/2036		2,618	1,818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.448% due 03/19/2035	$4,045	$3,582
0.458% due 02/19/2036	2,019	1,526
0.488% due 11/19/2035	2,043	1,723
0.928% due 10/19/2035	1,122	964
0.998% due 11/19/2034	1,570	1,187
2.320% due 04/19/2034	19	19
2.481% due 05/19/2033	66	66
2.542% due 06/19/2045 ^	4,807	3,149
HomeBanc Mortgage Trust
2.182% due 04/25/2037 ^	15,166	9,168
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	6,510	5,680
Impac CMB Trust
0.834% due 03/25/2035	313	288
Impac Secured Assets Trust
0.344% due 01/25/2037	10,532	9,145
0.524% due 05/25/2036	417	405
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	5	5
IndyMac Mortgage Loan Trust
0.314% due 04/25/2037	4,042	3,756
0.334% due 04/25/2037	1,003	884
0.364% due 09/25/2046	52	45
0.374% due 11/25/2046	743	521
0.424% due 02/25/2037	2,700	1,606
0.474% due 07/25/2035	2,307	2,064
2.384% due 01/25/2036	943	781
2.426% due 01/25/2036	2,659	2,492
2.523% due 12/25/2034	1,169	1,070
2.528% due 10/25/2034	2,621	2,521
2.578% due 12/25/2036 ^	97	85
2.769% due 06/25/2037 ^	1,371	1,024
2.824% due 03/25/2037 ^	5,873	5,413
2.833% due 06/25/2036	1,690	1,345
4.149% due 05/25/2036 ^	6,198	5,295
JPMorgan Alternative Loan Trust
0.314% due 03/25/2037	1,445	1,055
0.324% due 07/25/2036	3,134	3,122
0.331% due 09/25/2036	12,963	11,583
2.692% due 05/25/2037 ^	2,913	2,349
3.724% due 05/26/2037	10,087	9,239
5.500% due 11/25/2036 ^	1	1
6.310% due 08/25/2036 ^	2,970	2,400
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	15,133	15,781
5.397% due 05/15/2045	53,348	55,679
JPMorgan Mortgage Trust
1.990% due 11/25/2033	26	26
2.533% due 04/25/2037 ^	122	110
2.556% due 07/25/2035	76	78
2.579% due 07/25/2035	90	91
2.635% due 02/25/2036 ^	25	23
2.694% due 05/25/2034	264	261

30	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.967% due 11/25/2035	$1,170	$1,116
5.050% due 04/25/2036 ^	719	677
5.750% due 01/25/2036 ^	2,412	2,244
6.000% due 08/25/2037 ^	6,977	6,351
6.250% due 07/25/2036 ^	2,877	2,509
6.500% due 01/25/2036 ^	984	890
6.500% due 08/25/2036 ^	4,942	4,220
JPMorgan Resecuritization Trust
2.284% due 05/27/2037	4,116	4,013
2.379% due 06/27/2037	107	107
LB Commercial Mortgage Trust
5.855% due 07/15/2044	10,202	11,110
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	3,106	3,261
Lehman XS Trust
0.334% due 03/25/2047 ^	3,075	2,387
0.374% due 08/25/2046	5,063	4,248
0.404% due 04/25/2046 ^	5,802	4,457
0.434% due 02/25/2046	2,666	1,954
LMREC, Inc.
1.923% due 02/22/2032	15,000	14,989
Luminent Mortgage Trust
0.344% due 12/25/2036	280	225
0.414% due 04/25/2036	5,445	3,575
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	733	558
0.384% due 05/25/2047 ^	1,162	1,065
0.474% due 05/25/2047 ^	739	440
2.178% due 05/25/2034	489	484
2.421% due 05/25/2034	291	284
2.667% due 11/21/2034	149	152
MASTR Asset Securitization Trust
5.500% due 11/25/2017	5	5
5.500% due 09/25/2033	132	138
MASTR Seasoned Securitization Trust
3.291% due 10/25/2032	40	40
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	220	217
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	392	376
Merrill Lynch Alternative Note Asset Trust
0.344% due 02/25/2037	1,273	1,185
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	7	7
0.424% due 08/25/2036	20	19
0.554% due 08/25/2035	4,400	4,097
0.834% due 06/25/2028	5	4
0.921% due 11/25/2029 (a)	5,193	113
1.172% due 10/25/2035	1,040	993
1.582% due 10/25/2035	291	283
2.124% due 02/25/2036	2,013	1,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.216% due 02/25/2033		$49	$47
2.729% due 03/25/2036 ^		2,021	1,366
2.810% due 05/25/2033		8	7
Morgan Stanley Capital Trust
5.447% due 02/12/2044		50	53
5.665% due 04/15/2049		78,781	84,839
5.671% due 04/12/2049		141	141
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036		92	88
2.125% due 06/25/2036		11,474	11,434
2.347% due 08/25/2034		657	623
2.542% due 07/25/2035		344	302
2.646% due 07/25/2035		605	564
2.647% due 08/25/2034		68	67
2.885% due 11/25/2037		4,266	3,476
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		772	828
Mortgages PLC
1.023% due 10/31/2038	GBP	2,071	3,006
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035		$1,172	1,206
Newgate Funding PLC
0.627% due 12/15/2050	EUR	18,104	19,038
Nomura Asset Acceptance Corp.
0.594% due 04/25/2047		$12,120	8,081
2.426% due 10/25/2035		1,433	1,339
2.876% due 08/25/2035		1,118	1,095
Nomura Resecuritization Trust
2.633% due 12/26/2046		15,707	14,162
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.554% due 12/25/2035		9,000	7,880
5.675% due 12/25/2035		2,472	2,577
Prime Mortgage Trust
0.574% due 02/25/2034		7	6
5.500% due 06/25/2036 ^		470	444
RBSGC Structured Trust
5.500% due 11/25/2035		28,864	25,512
RBSSP Resecuritization Trust
0.414% due 06/27/2036		9,319	5,991
0.414% due 08/27/2037		3,313	2,269
Residential Accredit Loans, Inc. Trust
0.314% due 01/25/2037		3,051	2,512
0.324% due 02/25/2047		12,010	6,920
0.354% due 05/25/2036		3,472	2,834
0.359% due 12/25/2036		222	173
0.424% due 02/25/2036 ^		541	386
0.424% due 08/25/2037		198	159
0.474% due 08/25/2035		1,659	1,299
0.574% due 03/25/2033		51	50
0.574% due 11/25/2036 ^		765	451
0.574% due 10/25/2045		484	384
0.854% due 12/25/2033		265	250

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.049% due 03/25/2035 ^		$1,433	$1,248
3.187% due 02/25/2035 ^		2,040	1,652
3.376% due 12/26/2034		728	622
3.395% due 09/25/2035 ^		1,388	1,135
3.552% due 12/25/2035		7,134	6,170
3.741% due 01/25/2036 ^		4,312	3,500
6.000% due 10/25/2034		6,754	7,125
6.000% due 06/25/2036 ^		771	648
6.000% due 08/25/2036		1,031	852
6.500% due 09/25/2037 ^		833	649
Residential Asset Securitization Trust
0.524% due 10/25/2018		20	20
0.574% due 05/25/2033		25	25
0.574% due 01/25/2046 ^		2,819	1,487
0.624% due 02/25/2034		285	264
0.874% due 10/25/2035 ^		7,472	5,802
5.500% due 09/25/2035 ^		205	186
5.500% due 12/25/2035 ^		517	446
5.750% due 02/25/2036 ^		2,009	1,684
6.000% due 07/25/2036		958	856
6.000% due 03/25/2037 ^		2,415	1,733
6.000% due 07/25/2037 ^		2,151	1,589
6.250% due 07/25/2036 ^		7,004	6,654
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^		39	31
3.190% due 02/25/2036 ^		1,381	1,243
3.232% due 09/25/2036 ^		100	77
6.000% due 10/25/2036 ^		1,581	1,406
6.500% due 03/25/2032		45	47
RMAC Securities PLC
0.712% due 06/12/2044	GBP	1,233	1,733
Royal Bank of Scotland Capital Funding Trust
5.964% due 02/16/2051		$2,477	2,583
6.028% due 12/16/2049		7,182	7,517
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032		129	124
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		46	39
Sequoia Mortgage Trust
0.893% due 11/22/2024		140	140
2.743% due 09/20/2046 ^		205	162
Sovereign Commercial Mortgage Securities Trust
5.986% due 07/22/2030		2,700	2,704
STRIPS Ltd.
5.000% due 03/24/2018		263	60
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 06/25/2037		5,420	4,699
0.494% due 10/25/2035		10,034	8,679
1.528% due 01/25/2035		38	31
2.423% due 04/25/2034		131	131
2.427% due 05/25/2034		677	676
2.443% due 01/25/2035		330	308
2.468% due 07/25/2034		977	978
2.514% due 03/25/2034		36	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.537% due 08/25/2035	$55	$52
2.545% due 02/25/2034	54	54
2.550% due 10/25/2036 ^	1,094	802
2.557% due 09/25/2036 ^	704	453
2.694% due 09/25/2034	106	106
4.643% due 04/25/2036 ^	1,285	971
4.779% due 11/25/2035 ^	13,329	11,424
Structured Asset Mortgage Investments Trust
0.294% due 08/25/2036	480	378
0.354% due 07/25/2046	5,956	4,833
0.364% due 07/25/2046	17,472	14,004
0.384% due 04/25/2036	513	377
0.384% due 08/25/2036	2,370	1,880
0.384% due 05/25/2046	374	281
0.404% due 05/25/2045	112	99
0.428% due 07/19/2035	1,068	1,035
0.454% due 02/25/2036	787	637
0.474% due 08/25/2036 ^	949	399
0.758% due 07/19/2034	29	28
0.838% due 09/19/2032	7	7
0.878% due 03/19/2034	8	8
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032	128	124
2.344% due 06/25/2033	68	66
2.369% due 03/25/2033	99	97
2.516% due 02/25/2032	6	6
4.740% due 12/25/2034	35	36
5.660% due 03/25/2034	7,272	7,616
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	262	253
5.500% due 09/25/2035	6,773	6,956
Thornburg Mortgage Securities Trust
1.424% due 06/25/2037	11,646	10,227
1.941% due 06/25/2037	49,324	47,676
2.013% due 10/25/2043	255	251
5.970% due 07/25/2036	8,832	8,762
TIAA Seasoned Commercial Mortgage Trust
5.532% due 08/15/2039	1,800	1,823
UBS-Citigroup Commercial Mortgage Trust
2.462% due 01/10/2045 (a)	41,079	3,898
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	1,834	1,930
5.707% due 06/15/2049	53,619	57,610
5.749% due 07/15/2045	37,634	39,447
5.964% due 02/15/2051	17,862	19,480
Wachovia Mortgage Loan Trust LLC
2.502% due 03/20/2037 ^	969	934
2.736% due 05/20/2036 ^	2,772	2,440
5.418% due 10/20/2035	4,086	4,030
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	360	339
WaMu Mortgage Pass-Through Certificates Trust
0.404% due 04/25/2045	1,393	1,323

32	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.434% due 11/25/2045	$69	$64
0.444% due 12/25/2045	17	16
0.464% due 12/25/2045	1,171	1,067
0.484% due 01/25/2045	3,635	3,396
0.494% due 07/25/2045	20	19
0.858% due 01/25/2047	323	294
0.878% due 06/25/2047 ^	371	151
0.894% due 11/25/2034	2,020	1,932
0.931% due 12/25/2046	657	620
1.108% due 06/25/2046	1,797	1,685
1.128% due 02/25/2046	142	135
1.128% due 08/25/2046	4,794	4,050
1.328% due 11/25/2042	28	26
1.528% due 06/25/2042	717	695
1.528% due 08/25/2042	285	263
1.728% due 10/25/2036 ^	96	81
1.782% due 01/25/2037 ^	791	677
1.999% due 05/25/2037	146	124
2.011% due 12/25/2036 ^	425	373
2.099% due 07/25/2037 ^	838	716
2.127% due 06/25/2037 ^	3,526	3,117
2.137% due 03/25/2037 ^	80,524	71,402
2.151% due 02/25/2037 ^	582	488
2.154% due 03/25/2033	133	133
2.192% due 05/25/2046	227	195
2.192% due 09/25/2046	378	347
2.192% due 11/25/2046	700	636
2.192% due 12/25/2046	814	759
2.237% due 09/25/2036 ^	1,136	1,029
2.272% due 12/25/2032	6,329	6,309
2.277% due 02/25/2037 ^	420	364
2.325% due 03/25/2036	1,246	1,162
2.358% due 08/25/2035	1,505	1,504
2.358% due 01/25/2036	2,514	2,497
2.425% due 10/25/2034	585	584
2.441% due 09/25/2033	43	43
2.441% due 03/25/2034	9	9
2.441% due 03/25/2035	687	685
2.444% due 06/25/2033	274	276
3.919% due 12/25/2036 ^	5,155	4,760
6.049% due 10/25/2036 ^	2,161	1,829
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	2	2
Washington Mutual Mortgage Pass-Through Certificates Trust
0.874% due 01/25/2036 ^	8,498	6,601
0.898% due 04/25/2047	8,366	6,733
1.068% due 07/25/2046 ^	145	85
2.024% due 02/25/2033	20	19
2.407% due 06/25/2033	124	125
5.750% due 11/25/2035 ^	2,103	1,930
5.750% due 01/25/2036 ^	7,656	6,790
6.000% due 10/25/2035 ^	1,064	802
Wells Fargo Alternative Loan Trust
0.524% due 06/25/2037 ^	5,290	3,829
6.000% due 07/25/2037 ^	1,310	1,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.591% due 10/25/2033	$768	$775
2.594% due 02/25/2034	646	656
2.599% due 04/25/2036	1,110	1,078
2.601% due 03/25/2035	2,669	2,693
2.604% due 04/25/2036 ^	3,247	3,182
2.615% due 12/25/2033	6	6
2.615% due 01/25/2035	250	254
2.615% due 03/25/2035	512	513
2.615% due 06/25/2035	399	396
2.617% due 04/25/2036	12	12
2.618% due 06/25/2035	419	423
2.619% due 09/25/2034	1,756	1,530
2.619% due 05/25/2036 ^	913	867
2.629% due 07/25/2036 ^	5,092	4,937
2.701% due 04/25/2035	73	73
5.652% due 04/25/2036	442	441
5.750% due 03/25/2037 ^	36	35
6.000% due 03/25/2037 ^	3,756	3,671
6.000% due 04/25/2037 ^	3,530	3,511
6.000% due 07/25/2037 ^	1,766	1,743

Total Mortgage-Backed Securities (Cost $1,468,622)		1,588,734

ASSET-BACKED SECURITIES 19.2%
ACAS CLO Ltd.
1.606% due 10/25/2025	8,500	8,439
Access Group, Inc.
1.556% due 10/27/2025	3,621	3,629
Accredited Mortgage Loan Trust
0.304% due 02/25/2037	7,531	7,210
0.451% due 04/25/2036	10,500	9,132
0.620% due 09/25/2035	2,000	1,965
0.640% due 09/25/2035	1,800	1,661
0.650% due 09/25/2035	600	476
ACE Securities Corp.
0.294% due 08/25/2036 ^	3,647	1,564
0.329% due 08/25/2036	23,717	20,048
0.334% due 08/25/2036 ^	1,955	845
0.374% due 12/25/2036	6,882	2,924
0.611% due 11/25/2035	3,000	2,409
0.664% due 08/25/2035	1,910	1,887
0.854% due 09/25/2035	1,719	1,424
1.149% due 11/25/2033	418	393
1.974% due 10/25/2032	1,660	1,626
Aegis Asset-Backed Securities Trust
0.614% due 06/25/2035	1,200	1,080
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	6,747	7,214
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 01/25/2036	7,900	7,238
0.644% due 10/25/2035	2,670	2,600

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.644% due 01/25/2036		$11,921	$9,854
0.674% due 09/25/2035		2,350	2,103
1.044% due 07/25/2034		677	602
1.194% due 10/25/2034		700	626
1.224% due 11/25/2034		2,160	2,049
1.299% due 11/25/2034		1,096	939
5.325% due 11/25/2035		80	82
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		6	6
0.874% due 10/25/2031		809	737
Argent Securities Trust
0.284% due 09/25/2036		1,028	413
0.324% due 06/25/2036		4,565	1,695
0.324% due 07/25/2036		2,811	1,290
0.324% due 09/25/2036		1,212	490
0.334% due 05/25/2036		2,267	854
0.414% due 07/25/2036		2,589	1,206
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.374% due 10/25/2035		1	1
0.494% due 01/25/2036		3,439	2,681
0.991% due 02/25/2034		1,681	1,514
Asset-Backed Funding Certificates Trust
0.284% due 01/25/2037		5,178	3,201
0.334% due 01/25/2037		2,488	1,550
0.849% due 06/25/2035		3,700	3,377
0.874% due 06/25/2034		821	772
1.224% due 03/25/2034		2,864	2,285
1.299% due 12/25/2032		898	868
Asset-Backed Securities Corp. Home Equity Loan Trust
0.604% due 11/25/2035		1,000	972
0.624% due 11/25/2035		1,200	1,062
0.724% due 09/25/2034		2	2
1.269% due 02/25/2035		1,398	1,135
Avoca CLO PLC
0.348% due 09/15/2021	EUR	193	206
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036		$582	584
Bayview Financial Revolving Asset Trust
1.108% due 02/28/2040		223	192
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		1	1
0.324% due 11/25/2036		7,768	6,360
0.334% due 08/25/2036		10,989	9,502
0.341% due 01/25/2037		2,409	2,022
0.374% due 12/25/2036		4,249	3,986
0.374% due 04/25/2037 ^		4,873	4,647
0.414% due 06/25/2047		3,500	2,966
0.574% due 09/25/2046		1,204	1,036
0.601% due 11/25/2035 ^		2,700	2,623
0.651% due 11/25/2035 ^		1,540	1,241
0.664% due 07/25/2035		2,254	2,218
0.664% due 09/25/2035		2,266	1,927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.821% due 08/25/2035		$5,865	$5,562
0.924% due 09/25/2035		1,340	1,313
1.131% due 04/25/2035		4,062	3,805
1.174% due 10/25/2037		899	846
1.174% due 11/25/2042		11	10
1.191% due 10/25/2035		4,000	3,416
1.424% due 08/25/2037		19,098	17,552
5.500% due 08/25/2036		1,383	1,386
6.500% due 10/25/2036		5,690	4,737
Belle Haven ABS CDO Ltd.
0.613% due 11/03/2044		22,535	11,774
0.653% due 11/03/2044		33,785	17,653
Benefit Street Partners CLO Ltd.
1.814% due 04/18/2027 (c)		50,000	49,988
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	7,087	7,607
BlackRock Senior Income
0.497% due 04/20/2019		$1,377	1,366
Carrington Mortgage Loan Trust
0.234% due 01/25/2037		804	612
0.324% due 05/25/2036		1,684	1,592
0.334% due 10/25/2036		2,008	1,220
0.414% due 06/25/2036		3,400	2,282
0.634% due 06/25/2035		1,780	1,719
1.074% due 05/25/2034		2,869	2,641
Cavendish Square Funding PLC
0.321% due 02/11/2055	EUR	962	988
Centex Home Equity Loan Trust
0.474% due 06/25/2036		$3,750	2,890
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		51	43
0.314% due 08/25/2036		7,449	6,729
0.334% due 09/25/2036		25,435	18,361
0.334% due 12/25/2036		3,779	2,331
0.434% due 03/25/2036		2,648	1,785
0.574% due 11/25/2046		989	837
Citius Funding Ltd.
0.423% due 05/05/2046 ^		474,987	64,503
Clavos Euro CDO Ltd.
0.649% due 04/18/2023	EUR	119	128
Commercial Industrial Finance Corp.
1.661% due 11/27/2024		$22,500	22,408
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		14,924	16,592
Countrywide Asset-Backed Certificates
0.294% due 06/25/2047		632	627
0.314% due 08/25/2037		31,300	25,844
0.321% due 01/25/2037		9,458	9,006
0.324% due 12/25/2036		11,910	11,194
0.324% due 01/25/2045		1,320	1,300
0.324% due 12/25/2046		10,095	9,210
0.324% due 06/25/2047		24,686	20,834
0.334% due 01/25/2046		1,192	1,070

34	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.344% due 06/25/2047		$3,134	$2,815
0.364% due 06/25/2047		20,200	17,471
0.394% due 06/25/2037		3,000	1,750
0.454% due 09/25/2036		5,008	4,316
0.464% due 06/25/2036		5,000	4,143
0.464% due 08/25/2036		1,400	1,195
0.474% due 06/25/2036		4,600	3,837
0.484% due 09/25/2037		1,800	891
0.511% due 04/25/2036		8,100	7,478
0.514% due 12/25/2036 ^		528	363
0.524% due 04/25/2036		1,900	1,661
0.654% due 12/25/2031		2	1
0.654% due 01/25/2036		5,100	4,473
0.694% due 12/25/2035		2,800	2,759
1.029% due 05/25/2036		5,000	4,274
1.044% due 06/25/2035		4,375	3,845
1.671% due 02/25/2035		4,400	3,835
1.779% due 01/25/2034		2,466	2,323
4.569% due 04/25/2036		1,100	1,107
5.099% due 07/25/2036		1,035	1,007
5.188% due 10/25/2046 ^		3,951	3,451
5.581% due 04/25/2047 ^		9,419	7,862
Countrywide Asset-Backed Certificates Trust
0.321% due 10/25/2046 ^		5,341	5,128
0.334% due 03/25/2037		9,416	8,574
0.431% due 05/25/2036		227	227
0.524% due 04/25/2036		4,449	4,385
0.651% due 05/25/2036		8,500	6,273
0.674% due 08/25/2047		10,751	10,595
0.771% due 07/25/2035		9,000	8,616
0.894% due 07/25/2034		2,164	2,053
1.029% due 08/25/2034		1,794	1,708
5.251% due 12/25/2034		4,131	4,049
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032		8	7
Credit-Based Asset Servicing and Securitization LLC
0.321% due 11/25/2036		1,551	898
0.514% due 07/25/2037		11,099	7,638
0.924% due 04/25/2036		3,039	2,650
4.027% due 03/25/2037 ^		12,816	7,992
4.092% due 01/25/2037 ^		1,737	944
6.280% due 05/25/2035		2,118	2,108
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		302	315
7.790% due 05/25/2030 ^		765	760
Eaton Vance CDO PLC
0.272% due 03/25/2026	EUR	4,689	4,967
Fairbanks Capital Mortgage Loan Trust
1.374% due 05/25/2028		$23	22
Faxtor ABS BV
0.322% due 11/02/2070	EUR	1,817	1,923
Fieldstone Mortgage Investment Trust
0.334% due 11/25/2036		$2,449	1,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Asset-Backed Certificates
0.999% due 05/25/2034	$412	$381
First Franklin Mortgage Loan Trust
0.314% due 09/25/2036	1,904	1,806
0.534% due 10/25/2035	11,487	10,736
0.651% due 12/25/2035	5,400	5,194
0.654% due 05/25/2035	2,399	2,234
0.999% due 01/25/2035	714	689
1.119% due 03/25/2035	2,900	2,454
1.446% due 07/25/2034	1,626	1,409
First NLC Trust
0.244% due 08/25/2037	26	15
Fremont Home Loan Trust
0.304% due 11/25/2036	7,395	3,602
0.324% due 01/25/2037	2,227	1,153
0.414% due 02/25/2037	5,950	3,387
0.424% due 05/25/2036	12,473	7,397
Greywolf CLO Ltd.
1.871% due 04/25/2027 (c)	40,000	40,000
GSAA Home Equity Trust
0.454% due 07/25/2037	31,412	11,730
0.624% due 08/25/2037	1,677	1,490
4.999% due 09/25/2035	445	454
5.995% due 03/25/2046 ^	4,859	3,651
GSAMP Trust
0.224% due 12/25/2046	1,869	1,097
0.274% due 12/25/2046	5,639	3,333
0.324% due 12/25/2046	3,376	2,010
0.404% due 12/25/2046	844	508
0.414% due 08/25/2036	1,751	1,359
0.434% due 06/25/2036	7,462	5,448
0.444% due 04/25/2036	3,600	2,321
1.041% due 11/25/2034	2,755	2,537
Home Equity Asset Trust
0.454% due 08/25/2036	5,900	5,042
0.664% due 12/25/2035	200	192
1.874% due 05/25/2033	5,501	5,269
Home Equity Loan Trust
0.514% due 04/25/2037	3,000	1,885
Home Equity Mortgage Trust
5.367% due 07/25/2036 ^	297	156
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036	39	24
0.284% due 12/25/2036	5,370	2,557
0.344% due 12/25/2036	1,553	742
0.354% due 04/25/2037	26,300	18,956
0.364% due 01/25/2037	2,500	1,589
0.394% due 12/25/2036	11,494	5,542
Huntington CDO Ltd.
0.525% due 11/05/2040	24,879	23,635
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.334% due 07/25/2037	4,364	2,753

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.374% due 07/25/2037	$6,419	$4,073
0.414% due 04/25/2047	3,500	2,150
ING Investment Management CLO Ltd.
0.504% due 12/13/2020	1,788	1,775
Inwood Park CDO Ltd.
0.482% due 01/20/2021	3,568	3,559
IXIS Real Estate Capital Trust
0.404% due 01/25/2037	5,744	3,151
JPMorgan Mortgage Acquisition Corp.
0.364% due 05/25/2035	1,707	1,681
JPMorgan Mortgage Acquisition Trust
0.251% due 08/25/2036	3	2
0.281% due 08/25/2036	64	37
0.321% due 07/25/2036	2,481	1,276
0.334% due 07/25/2036 ^	2,254	1,068
0.364% due 03/25/2047	5,800	3,022
0.434% due 05/25/2037	1,400	1,158
6.130% due 07/25/2036 ^	1,794	1,081
L2L Education Loan Trust
0.515% due 06/15/2031	8,400	7,798
Lehman XS Trust
0.321% due 04/25/2037 ^	85	63
0.344% due 01/25/2037	3,553	3,081
0.434% due 05/25/2046 ^	44,918	24,664
Long Beach Mortgage Loan Trust
0.474% due 02/25/2036	2,890	1,819
0.514% due 01/25/2046	5,000	4,185
0.734% due 10/25/2034	631	610
1.074% due 06/25/2035	1,800	1,672
1.974% due 07/25/2032 ^	265	233
MASTR Asset-Backed Securities Trust
0.224% due 11/25/2036	88	42
0.324% due 08/25/2036	1,417	755
0.344% due 10/25/2036	7,857	6,739
0.384% due 05/25/2037	3,930	2,781
0.414% due 03/25/2036	5,159	3,245
0.414% due 10/25/2036	1,700	1,071
0.434% due 06/25/2036	14,451	8,432
0.674% due 10/25/2035 ^	1,180	893
Merit Securities Corp.
6.690% due 07/28/2033	635	652
Meritage Mortgage Loan Trust
0.924% due 11/25/2035	730	699
Merrill Lynch Mortgage Investors Trust
0.244% due 04/25/2047	3,392	1,958
0.284% due 08/25/2037	3,357	1,989
0.324% due 08/25/2037	20,255	12,077
0.374% due 01/25/2037	2,694	2,598
0.674% due 06/25/2036	827	784
5.231% due 02/25/2037 ^	1,859	407
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 12/25/2036	5,764	3,364
0.284% due 03/25/2037	2,228	1,241
0.314% due 11/25/2036	14,870	10,419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.324% due 09/25/2036	$13,550	$7,750
0.324% due 10/25/2036	31,163	21,767
0.324% due 11/25/2036	5,033	3,229
0.324% due 12/25/2036	1,275	754
0.334% due 09/25/2036	1,929	1,159
0.394% due 11/25/2036	8,040	5,680
0.404% due 09/25/2036	1,929	1,173
0.404% due 02/25/2037	3,350	1,666
0.414% due 06/25/2036	1,898	1,420
0.424% due 08/25/2036	196	123
0.424% due 03/25/2037	23,888	13,581
0.464% due 01/25/2036	37,200	33,502
0.514% due 03/25/2037	3,539	2,038
0.534% due 02/25/2037	4,467	2,266
0.974% due 07/25/2037	224	218
1.089% due 03/25/2035	1,100	935
1.164% due 06/25/2035	6,600	5,953
1.224% due 09/25/2033	1,901	1,815
1.224% due 06/25/2035	4,000	2,962
Morgan Stanley Dean Witter Capital, Inc. Trust
1.449% due 09/25/2032	6,455	6,378
Morgan Stanley Home Equity Loan Trust
0.274% due 12/25/2036	2,316	1,437
0.524% due 04/25/2037	2,383	1,580
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	2	1
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019	1,166	1,160
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019	306	306
National Collegiate Student Loan Trust
0.434% due 02/26/2029	3,000	2,704
New Century Home Equity Loan Trust
0.684% due 09/25/2035	3,400	2,992
3.174% due 01/25/2033	1,073	971
Newcastle CDO Ltd.
0.607% due 12/24/2039	12,520	12,238
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036	5,763	2,354
0.574% due 02/25/2037	624	266
North Carolina State Education Assistance Authority
0.974% due 07/25/2039	1,459	1,462
NovaStar Mortgage Funding Trust
0.324% due 09/25/2036	5,813	3,441
0.344% due 11/25/2036	11,508	5,442
0.384% due 01/25/2037	4,345	2,137
0.424% due 10/25/2036	1,956	980
NZCG Funding Ltd.
1.821% due 04/27/2027 (c)	40,000	39,999
OCP CLO Ltd.
1.256% due 04/26/2026	10,000	9,777
OFSI Fund Ltd.
1.715% due 10/18/2026	28,988	28,589

36	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHA Credit Partners Ltd.
1.351% due 04/20/2025	$10,305	$10,187
OHA Intrepid Leveraged Loan Fund Ltd.
1.177% due 04/20/2021	1,755	1,750
Option One Mortgage Loan Trust
0.304% due 07/25/2037	1,633	1,005
0.314% due 01/25/2037	9,941	6,079
0.354% due 04/25/2037	1,594	961
0.364% due 01/25/2036	751	731
0.394% due 01/25/2037	1,407	870
0.414% due 04/25/2037	1,710	1,014
0.424% due 03/25/2037	877	510
0.424% due 07/25/2037	2,211	1,384
Ownit Mortgage Loan Trust
0.321% due 05/25/2037	3,418	2,345
3.390% due 12/25/2036	1,108	696
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035	6,215	6,322
Park Place Securities, Inc.
0.434% due 09/25/2035	9	9
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 09/25/2035	1,400	1,295
0.704% due 07/25/2035	3,800	3,349
0.894% due 03/25/2035	1,000	916
1.004% due 01/25/2036	1,000	897
People’s Choice Home Loan Securities Trust
1.116% due 05/25/2035 ^	5,300	3,916
People’s Financial Realty Mortgage Securities Trust
0.314% due 09/25/2036	3,125	1,294
RAAC Trust
0.474% due 06/25/2044	1,076	933
0.514% due 08/25/2036	3,510	3,122
0.854% due 05/25/2044	6,124	5,590
1.924% due 06/25/2035	4,300	4,180
Renaissance Home Equity Loan Trust
0.674% due 12/25/2033	26	26
4.245% due 09/25/2037	7,474	6,229
5.612% due 04/25/2037	3,981	2,192
Residential Asset Mortgage Products Trust
0.334% due 12/25/2036	839	813
0.364% due 02/25/2036	4,043	3,958
0.374% due 03/25/2036	4,082	4,020
0.474% due 03/25/2036	12,900	11,141
0.674% due 09/25/2035	460	406
0.731% due 06/25/2032	7	7
Residential Asset Securities Corp. Trust
0.324% due 07/25/2036	15,302	13,815
0.324% due 08/25/2036	2,321	2,232
0.324% due 09/25/2036	664	649
0.324% due 01/25/2037	1,597	1,475
0.334% due 11/25/2036	3,538	3,041
0.344% due 11/25/2036	1,537	1,355
0.354% due 04/25/2036	1,943	1,826

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.424% due 08/25/2036		$6,600	$5,700
0.424% due 04/25/2037		15,500	14,107
0.444% due 04/25/2036		875	844
0.444% due 07/25/2036		3,000	1,572
0.444% due 05/25/2037		800	724
0.544% due 03/25/2036		252	222
0.614% due 11/25/2035		3,300	2,942
0.634% due 09/25/2035		12,200	11,125
0.849% due 02/25/2035		1,910	1,779
0.864% due 08/25/2035		2,000	1,629
0.996% due 07/25/2034		825	740
1.014% due 12/25/2034		1,671	1,607
5.510% due 04/25/2033		4,086	4,327
6.228% due 04/25/2032		263	269
7.279% due 04/25/2032		618	632
Restructured Asset-Backed Securities Trust
4.000% due 12/15/2030		104	104
SACO, Inc.
0.574% due 04/25/2035		6	5
Saxon Asset Securities Trust
0.344% due 10/25/2046		3,970	3,283
0.966% due 03/25/2035		1,820	1,660
Securitized Asset-Backed Receivables LLC Trust
0.424% due 03/25/2036		4,000	2,309
0.939% due 02/25/2034		2,702	2,557
SG Mortgage Securities Trust
0.324% due 10/25/2036		5,100	2,642
0.354% due 02/25/2036		1,225	808
0.384% due 10/25/2036		2,300	1,212
0.444% due 02/25/2036		7,689	4,328
Sierra Madre Funding Ltd.
0.555% due 09/07/2039		78,087	61,939
0.575% due 09/07/2039		182,079	144,480
SLM Private Education Loan Trust
3.425% due 05/16/2044		2,798	2,965
SLM Student Loan Trust
0.256% due 07/25/2017		156	156
0.287% due 12/15/2023	EUR	11,395	12,106
1.556% due 01/25/2018		$1,856	1,864
1.756% due 04/25/2023		13,369	13,722
Soundview Home Loan Trust
0.234% due 11/25/2036		146	57
0.284% due 02/25/2037		5,680	2,549
0.354% due 05/25/2036		7,656	7,367
0.374% due 01/25/2037		24,980	20,087
0.434% due 02/25/2037		3,475	1,601
0.451% due 10/25/2036		6,675	5,703
0.524% due 03/25/2036		5,400	4,433
1.124% due 09/25/2037		5,539	4,452
1.124% due 10/25/2037		11,733	8,297
Specialty Underwriting & Residential Finance Trust
0.294% due 03/25/2037		1,577	847
0.324% due 09/25/2037		6,476	3,211
0.471% due 12/25/2036		7,901	6,301

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.324% due 09/25/2036		$2,476	$1,974
0.334% due 05/25/2036		1,038	863
0.879% due 03/25/2034		85	79
0.894% due 02/25/2035		1,900	1,790
1.074% due 09/25/2034		1,381	1,329
1.074% due 01/25/2035		4,152	4,104
1.104% due 01/25/2035		7,500	6,489
1.149% due 01/25/2035		1,713	1,195
1.299% due 01/25/2035		606	131
1.554% due 04/25/2033		299	262
1.749% due 01/25/2035		684	67
1.899% due 01/25/2035 ^		896	31
Structured Asset Securities Corp.
0.834% due 02/25/2035		3,425	3,179
Structured Asset Securities Corp. Mortgage Loan Trust
0.274% due 01/25/2037		133	133
0.344% due 12/25/2036		7,100	6,058
0.494% due 05/25/2037		3,453	3,152
Structured Asset Securities Corp. Trust
0.634% due 09/25/2035		11,700	8,703
Talon Funding Ltd.
0.755% due 06/05/2035		4,564	3,103
Terwin Mortgage Trust
1.114% due 12/25/2034		84	82
4.418% due 09/25/2036		321	333
4.849% due 08/25/2036		286	295
Tralee CLO Ltd.
1.607% due 07/20/2026		25,900	25,608
Triaxx Prime CDO Ltd.
0.436% due 10/02/2039		70,314	63,470
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		2,579	1,343
0.414% due 05/25/2036		3,145	2,229
Wells Fargo Home Equity Asset-Backed Securities Trust
0.434% due 05/25/2036		2,000	1,880
0.634% due 11/25/2035		1,400	1,352
0.804% due 11/25/2035		3,000	2,693
1.224% due 02/25/2035		3,600	3,264

Total Asset-Backed Securities (Cost $1,615,115)			1,855,781

SOVEREIGN ISSUES 14.9%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	3,100	3,337
4.300% due 11/15/2016		200	227
4.750% due 06/04/2018		600	715
4.950% due 02/11/2020		300	370
Autonomous Community of Valencia
3.250% due 07/06/2015		700	760
4.375% due 07/16/2015		700	765

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	645,000	$189,765
0.000% due 10/01/2016		413,000	106,886
0.000% due 01/01/2017		1,091,300	274,231
0.000% due 07/01/2017		969,000	229,113
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	191,400	229,390
4.750% due 09/01/2044		23,000	39,470
5.000% due 09/01/2040		53,000	90,398
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,700	2,761
New Zealand Government Bond
2.000% due 09/20/2025	NZD	16,507	12,669
3.000% due 09/20/2030		4,396	3,821
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	225	136
3.000% due 02/24/2024 (i)		225	133
3.000% due 02/24/2025 (i)		225	130
3.000% due 02/24/2026 (i)		225	125
3.000% due 02/24/2027 (i)		225	123
3.000% due 02/24/2028 (i)		225	120
3.000% due 02/24/2029 (i)		525	279
3.000% due 02/24/2030		4,025	2,112
3.000% due 02/24/2031		525	276
3.000% due 02/24/2032		1,125	589
3.000% due 02/24/2033		1,025	533
3.000% due 02/24/2034		1,025	533
3.000% due 02/24/2035		525	274
3.000% due 02/24/2036		2,325	1,211
3.000% due 02/24/2037		1,325	688
3.000% due 02/24/2038 (i)		1,325	686
3.000% due 02/24/2039		1,325	692
3.000% due 02/24/2040		1,325	686
3.000% due 02/24/2041		1,325	687
3.000% due 02/24/2042		1,325	699
4.500% due 11/08/2016	JPY	1,400,000	8,025
4.750% due 04/17/2019	EUR	19,000	13,580
Slovenia Government International Bond
4.625% due 09/09/2024 (i)		8,600	12,146
4.700% due 11/01/2016		68,600	79,186
5.250% due 02/18/2024		$20,700	23,862
5.500% due 10/26/2022		8,200	9,482
Spain Government International Bond
2.750% due 10/31/2024	EUR	78,000	95,735

Total Sovereign Issues (Cost $1,804,875)			1,437,406

38	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (f)	2,500	$3,051

Total Convertible Preferred Securities (Cost $3,009)		3,051

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)	588,900	15,725

Total Preferred Securities (Cost $15,724)		15,725

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

COMMERCIAL PAPER 0.2%
Vodafone Group PLC
0.600% due 06/29/2015	$17,600	17,586

REPURCHASE AGREEMENTS (h) 0.0%
		3,161

U.S. TREASURY BILLS 0.2%
0.016% due 04/16/2015 - 06/25/2015 (d)(i)(k)(m)	17,147	17,147

Total Short-Term Instruments (Cost $37,882)		37,894

Total Investments in Securities (Cost $10,823,727)		10,957,022

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	15,667	$157
PIMCO Short-Term Floating NAV Portfolio III	45,638,048	452,592

Total Short-Term Instruments (Cost $452,705)		452,749

Total Investments in Affiliates (Cost $452,705)		452,749

Total Investments 118.2% (Cost $11,276,432)		$11,409,771

Financial Derivative Instruments (j)(l) 8.1% (Cost or Premiums, net $(33,232))		785,583

Other Assets and Liabilities, net (26.3%)		(2,545,990)

Net Assets 100.0%		$9,649,364

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$	30,000	$29,601	0.31%
Hellenic Republic	3.930%	03/30/2016	06/17/2014	EUR	10,573	5,713	0.06%

				$	40,573	$35,314	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,161	Freddie Mac 2.080% due 10/17/2022	$(3,225)	$3,161	$3,161

Total Repurchase Agreements						$(3,225)	$3,161	$3,161

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	(1.000%)	03/06/2015	03/06/2017	EUR	(4,430)	$(4,764)
	(1.000%)	03/19/2015	03/19/2017		(1,920)	(2,065)
	0.750%	03/05/2015	12/31/2015		(4,963)	(5,337)
BSN	(0.150%)	03/27/2015	04/06/2015	$	(99,750)	(99,746)
	(0.150%)	03/30/2015	04/13/2015		(9,950)	(9,950)
GRE	0.320%	03/19/2015	04/02/2015		(84,151)	(84,161)
MYI	(10.000%)	03/19/2015	12/31/2015	EUR	(722)	(775)
	(10.000%)	03/26/2015	12/31/2015		(102)	(109)
	(10.000%)	03/27/2015	12/31/2015		(105)	(112)
	(5.000%)	03/11/2015	04/07/2015		(121)	(130)
	(2.000%)	03/26/2015	12/31/2015		(113)	(121)
	(2.000%)	03/27/2015	12/31/2015		(111)	(119)
NXN	0.150%	03/04/2015	04/06/2015	$	(158,158)	(158,176)
	0.250%	03/20/2015	04/06/2015		(121,938)	(121,948)
RDR	0.390%	03/25/2015	04/08/2015		(119,538)	(119,547)
	0.480%	03/31/2015	04/14/2015		(110,168)	(110,169)

Total Reverse Repurchase Agreements						$(717,229)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.400%	03/25/2015	04/08/2015	$(15,575)	$(15,586)
	0.450%	03/30/2015	04/06/2015	(79,668)	(79,697)
BPG	0.050%	03/23/2015	04/07/2015	(12,700)	(12,704)
	0.550%	03/30/2015	04/13/2015	(18,461)	(18,481)

40	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.152%	02/25/2015	04/06/2015	$(53,706)	$(53,176)
	0.210%	03/09/2015	04/09/2015	(144,442)	(144,537)
	0.400%	03/26/2015	04/02/2015	(52,721)	(52,728)
	0.500%	03/27/2015	04/02/2015	(114,660)	(114,674)
	0.640%	03/31/2015	04/07/2015	(2,851)	(2,852)
MSC	0.350%	03/23/2015	04/07/2015	(65,123)	(65,149)
	0.384%	03/24/2015	04/07/2015	(107,644)	(106,587)
TDM	0.700%	03/31/2015	04/07/2015	(48,053)	(48,080)

Total Sale-Buyback Transactions					$(714,251)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $191,181 at a weighted average interest rate of 0.167%.
(3)	Payable for sale-buyback transactions includes $207 of deferred price drop.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$254,900	$(256,860)	$(260,655)
Fannie Mae	3.500%	04/01/2045	239,200	(249,189)	(251,319)
Fannie Mae	3.500%	05/01/2045	196,900	(206,043)	(206,376)
Fannie Mae	4.000%	04/01/2045	419,000	(445,716)	(448,060)
Fannie Mae	4.000%	05/01/2045	686,100	(730,046)	(732,506)
Fannie Mae	4.500%	05/01/2045	115,600	(125,414)	(125,822)

Total Short Sales				$(2,013,268)	$(2,024,738)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $1,445,362 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BRC	$0	$(12,166)	$0	$(12,166)	$11,864	$(302)
BSN	0	(109,696)	0	(109,696)	110,247	551
GRE	0	(84,161)	0	(84,161)	84,372	211
MYI	0	(1,366)	0	(1,366)	1,301	(65)
NXN	0	(280,124)	0	(280,124)	278,544	(1,580)
RDR	0	(229,716)	0	(229,716)	229,646	(70)
SSB	3,161	0	0	3,161	(3,225)	(64)

Master Securities Forward Transaction Agreement
BCY	0	0	(95,283)	(95,283)	95,574	291
BPG	0	0	(31,185)	(31,185)	30,919	(266)
GSC	0	0	(367,967)	(367,967)	367,479	(488)
MSC	0	0	(171,736)	(171,736)	171,685	(51)
TDM	0	0	(48,080)	(48,080)	47,838	(242)

Total Borrowings and Other Financing Transactions	$3,161	$(717,229)	$ (714,251)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$	108.000	05/22/2015	2,200	$19	$34
Put - CBOT U.S. Treasury 10-Year Note June Futures		113.000	05/22/2015	5,400	46	82
Call - CBOT U.S. Treasury 10-Year Note June Futures		143.000	05/22/2015	2,321	20	37

					$85	$153

Total Purchased Options					$85	$153

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$	129.000	05/22/2015	3,721	$(3,193)	$(4,071)

Total Written Options					$(3,193)	$(4,071)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	8,653	$3,572	$325	$0
90-Day Eurodollar December Futures	Short	12/2016	10,192	(9,700)	0	(1,147)
90-Day Eurodollar June Futures	Short	06/2015	3,641	(328)	0	(45)
90-Day Eurodollar June Futures	Short	06/2016	192	(31)	0	(17)
90-Day Eurodollar March Futures	Short	03/2016	1,986	(319)	0	(124)
90-Day Eurodollar September Futures	Short	09/2015	1,749	(200)	0	(44)
90-Day Eurodollar September Futures	Short	09/2016	38	(5)	0	(4)
Canada Government 10-Year Bond June Futures	Short	06/2015	1,233	(2,134)	97	(107)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	1,700	2,051	1,919	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	70	(95)	5	(21)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	6,042	8,520	1,888	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	5	(28)	0	(2)

Total Futures Contracts				$1,303	$4,234	$(1,511)

42	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	12/17/2016	$	4,030,100	$(31,388)	$(20,690)	$0	$(1,326)
Receive	3-Month USD-LIBOR	1.850%	05/18/2017		940,600	(5,699)	(2,943)	0	(406)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017		647,300	(4,021)	(3,277)	0	(382)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		1,385,500	(21,347)	(17,239)	0	(1,496)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		1,727,200	(31,302)	(29,108)	0	(2,777)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		894,000	(14,013)	(12,773)	0	(1,436)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		757,700	(31,471)	(15,960)	0	(1,285)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		511,400	(27,840)	(16,438)	0	(1,055)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		108,800	(5,472)	(5,147)	0	(226)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		1,053,100	(102,614)	(74,129)	0	(2,239)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		112,000	(1,952)	(295)	0	(226)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	45,100	(1,922)	(1,805)	0	(147)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		202,300	(3,316)	123	0	(723)
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044		60,700	(17,403)	(17,403)	0	(1,365)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		47,800	(2,868)	(2,989)	0	(1,004)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		18,100	(2,356)	6	9	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		18,100	(3,616)	(1,382)	0	(415)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	80,000	(4,139)	(3,932)	21	0
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020		69,300	(1,866)	(1,391)	20	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		158,900	(8,208)	(6,662)	29	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024	MXN	14,900	30	5	0	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		4,979,200	9,080	8,462	18	0

						$(313,703)	$(224,967)	$97	$(16,508)

Total Swap Agreements						$(313,703)	$(224,967)	$97	$(16,508)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $107,092 and cash of $95,366 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 153	$ 4,234	$ 97	$ 4,484	$(4,071)	$(1,511)	$(16,511)	$(22,093)

(1)	Unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	1,697	$		1,335	$0	$(5)
	04/2015		SGD	1,020			763	20	0
	04/2015	$		9,588		GBP	6,459	0	(7)
	05/2015		GBP	6,459	$		9,586	7	0
BOA	04/2015		BRL	27,918			8,703	0	(45)
	04/2015		EUR	8,982			10,030	372	0
	04/2015		GBP	3,619			5,390	22	0
	04/2015	$		8,978		BRL	27,918	0	(231)
	04/2015			26,619		CAD	33,790	60	0
	04/2015			6,177		EUR	5,644	0	(108)
	04/2015			42,938		GBP	28,660	0	(424)
	05/2015		CAD	218,030	$		198,633	26,562	0
	05/2015		KRW	63,042,163			55,848	0	(897)
	05/2015		MXN	61,263			4,054	46	0
	05/2015	$		1,164		AUD	1,496	0	(27)
	05/2015			988		MXN	14,933	8	(19)
	06/2015		EUR	141,385	$		192,231	40,054	0
	06/2015	$		20,168		EUR	15,433	0	(3,557)
	08/2015		SEK	12,260	$		1,469	42	0
	06/2016		EUR	475,695			651,140	134,305	0
	06/2016	$		26,424		EUR	19,565	0	(5,168)
BPS	04/2015		BRL	164,418	$		67,426	15,909	0
	04/2015		EUR	24,930			26,417	0	(389)
	04/2015		NZD	22,334			16,772	75	0
	04/2015	$		51,528		BRL	164,418	220	(231)
	04/2015			427,697		JPY	51,131,359	0	(1,371)
	05/2015		JPY	51,131,359	$		427,877	1,342	0
	06/2015		EUR	57,727			78,289	16,155	0
	06/2015	$		70,622		EUR	52,638	0	(13,966)
	07/2015		BRL	3,033	$		1,254	329	0
	10/2015			964,000			384,554	99,009	0
	10/2015	$		182,346		BRL	524,000	0	(27,133)
	01/2017		BRL	252,000	$		91,586	25,026	0
	07/2017			418,000			143,495	37,389	0
BRC	04/2015		ZAR	27,846			2,379	93	0
	06/2015		EUR	80,553			109,440	22,738	0
	06/2015	$		112,504		EUR	84,284	0	(21,786)
	06/2016		EUR	79,862	$		109,814	23,003	0
CBK	04/2015		BRL	30,000			9,352	0	(48)
	04/2015		EUR	216,385			233,733	1,065	0
	04/2015	$		18,423		AUD	23,718	0	(358)
	04/2015			11,199		BRL	30,000	0	(1,799)
	04/2015			1,451		GBP	946	0	(48)
	04/2015			17,083		NZD	22,334	0	(386)
	05/2015		MXN	738,306	$		47,706	0	(601)
	05/2015		NZD	22,334			17,027	385	0
	05/2015	$		1,120		CAD	1,398	0	(16)
	05/2015			7,861		MXN	119,471	38	(82)
	06/2015		EUR	81,580	$		111,520	23,713	0
	06/2015	$		58,819		EUR	44,460	0	(10,965)
	08/2015		DKK	5,035	$		773	45	0
DUB	04/2015		ILS	1,106			280	2	0
	04/2015		INR	1,046,194			16,538	0	(251)
	04/2015	$		80,675		AUD	105,297	0	(475)

44	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		MXN	364,912	$		23,550	$0	$(326)
	06/2015	$		96,208		EUR	73,990	0	(16,570)
	07/2015		BRL	31,702	$		13,100	3,434	0
	10/2015			185,000			70,881	16,083	0
	02/2016		EUR	85,591			115,180	22,626	0
	06/2016			41,642			57,016	11,777	0
	06/2016	$		57,988		EUR	42,993	0	(11,281)
	10/2016		JPY	14,171,622	$		200,296	80,241	0
FBF	04/2015		BRL	30,014			9,826	422	0
	04/2015	$		9,356		BRL	30,014	48	0
	05/2015		KRW	55,919,257	$		49,453	0	(880)
	05/2015		MXN	89,879			6,039	158	0
	06/2015		EUR	116,722			158,425	32,793	0
	07/2015		BRL	650			267	69	0
GLM	04/2015		AUD	129,364			100,849	2,319	0
	04/2015		BRL	155,305			48,412	0	(250)
	04/2015		EUR	11,120			12,415	458	0
	04/2015		INR	1,430,024			22,593	0	(355)
	04/2015		JPY	4,692,800			38,769	0	(358)
	04/2015	$		48,609		BRL	155,305	53	0
	04/2015			1,370		EUR	1,261	0	(14)
	04/2015			1,899		GBP	1,257	0	(34)
	05/2015		BRL	155,305	$		48,208	0	(54)
	05/2015		MXN	57,328			3,755	4	0
	05/2015	$		393		MXN	5,873	0	(8)
	06/2015			152,478		EUR	114,663	0	(29,063)
	06/2015			228,906		INR	14,473,708	365	0
	07/2015		BRL	176,623	$		72,809	18,957	0
	08/2015		NOK	2,440			320	18	0
HUS	04/2015		CAD	2,253			1,776	0	(2)
	04/2015		HKD	12,085			1,559	0	0
	04/2015		INR	3,628,229			57,318	0	(906)
	05/2015		KRW	296,041			268	2	0
	05/2015	$		598		MXN	9,175	6	(4)
JPM	04/2015		BRL	319,205	$		120,514	20,499	0
	04/2015		EUR	25,873			27,568	0	(252)
	04/2015		INR	2,804,315			44,337	0	(665)
	04/2015		JPY	18,696,100			154,038	0	(1,847)
	04/2015	$		99,503		BRL	319,205	513	0
	04/2015			125,458		EUR	114,390	424	(2,884)
	04/2015			171,243		MXN	2,520,019	0	(6,213)
	05/2015		KRW	1,896,306	$		1,717	10	0
	05/2015	$		64,144		MXN	940,837	0	(2,586)
	06/2015		INR	7,263,058	$		114,577	0	(473)
	07/2015		BRL	38,000			15,637	4,051	0
	10/2015	$		54,149		BRL	154,000	0	(8,533)
MSB	04/2015		BRL	436,000	$		151,977	15,804	(438)
	04/2015		GBP	89,820			135,407	2,173	0
	04/2015	$		161,966		BRL	436,000	0	(25,355)
	04/2015			588,312		EUR	521,202	0	(27,853)
	05/2015		MXN	220,388	$		14,223	0	(197)
	05/2015	$		99,659		MXN	1,529,524	417	0
	06/2015		EUR	115,470	$		158,290	34,006	0
	07/2015		BRL	454,220			165,333	26,843	0
	07/2015	$		90,269		BRL	250,000	0	(14,045)
	08/2015		SAR	18,601	$		4,954	0	(5)
	08/2015	$		4,948		SAR	18,601	11	0
	06/2016		EUR	110,976	$		152,631	32,068	0
	01/2017		BRL	195,000			70,793	19,288	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	06/2015		EUR	152,947	$		207,669	$43,047	$ 0
	06/2016			236,795			325,157	67,830	0
	07/2016			169,278			229,643	45,393	0
NGF	05/2015		MXN	315,870			20,390	0	(277)
RBC	04/2015	$		169,112		CAD	210,854	0	(2,634)
SOG	04/2015		CAD	240,694	$		192,294	2,256	0
	05/2015	$		192,204		CAD	240,694	0	(2,249)
UAG	04/2015		EUR	185,066	$		210,474	11,481	0
	04/2015		GBP	33,703			52,096	2,101	0
	04/2015		JPY	27,742,459			232,194	882	0
	04/2015	$		385,711		EUR	351,061	0	(8,232)
	04/2015			142,086		INR	8,908,762	878	0
	05/2015		EUR	351,061	$		385,881	8,234	0
	05/2015	$		8,255		MXN	121,147	0	(328)
	06/2015		INR	8,908,762	$		140,152	0	(967)
	06/2015	$		57,354		EUR	43,519	0	(10,513)
	06/2015			29,424		INR	1,875,662	287	0
	10/2015		BRL	174,000	$		69,268	17,727	0
	01/2017			170,000			61,195	16,293	0
	07/2017			551,000			192,800	52,934	0

Total Forward Foreign Currency Contracts								$1,083,317	$ (267,044)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	04/15/2015	$100	$0	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	42,400	$89	$38
JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		70,565	1,908	1,136
	Call - OTC USD versus CNH		7.400	02/02/2016		70,565	420	172
MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		13,900	43	10
UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		74,101	1,558	895
	Call - OTC USD versus CNH		7.500	02/02/2016		74,101	406	160

							$4,424	$2,411

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	33,100	$66	$65
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		943,600	2,140	3,215

46	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	$	479,500	$989	$1,722
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		46,600	3,573	2,217
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		56,500	4,897	2,507
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		76,700	5,599	3,313
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		1,954,800	5,643	6,661
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		53,900	106	147
MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		1,887,300	3,963	3,805
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		1,885,900	3,960	3,986
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		1,382,500	3,657	4,586
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		844,000	1,991	2,295
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		252,300	17,994	10,563

								$54,578	$45,082

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	150,600	$361	$283

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MYI	Call - OTC Fannie Mae 3.000% due 06/01/2045	$	110.500	06/04/2015	$	250,000	$10	$0
	Call - OTC Fannie Mae 3.500% due 06/01/2045		112.000	06/04/2015		220,000	8	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		114.750	06/04/2015		531,000	21	0

							$39	$0

Total Purchased Options							$59,402	$47,776

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	45,411	$(656)	$(2,307)
	Call - OTC EUR versus JPY		142.900	04/14/2015		45,411	(445)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		62,290	(367)	(666)

ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	97,882	$(680)	$(615)
	Call - OTC EUR versus USD		1.110	05/22/2015		97,882	(681)	(666)
	Put - OTC EUR versus USD		1.040	06/11/2015		132,557	(789)	(1,415)
FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	54,700	(344)	(817)
	Put - OTC AUD versus USD		0.763	06/01/2015		54,700	(401)	(947)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	38,412	(855)	(1,084)
HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	46,711	(369)	(1,149)
JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	38,412	(1,233)	(1,515)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		141,130	(1,488)	(720)
MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	63,200	(424)	(1,017)
UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	148,202	(1,359)	(638)

							$(10,091)	$(13,556)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	33,100	$(66)	$(67)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		306,800	(8,222)	(161)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		98,800	(1,074)	(2,375)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		194,600	(2,364)	(6,075)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		773,300	(9,472)	(126)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		195,500	(3,569)	(2,102)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		237,300	(4,897)	(2,404)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		322,300	(5,602)	(3,191)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		308,200	(8,260)	(162)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		403,000	(5,697)	(12,580)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		11,700	(111)	(136)
MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		1,887,300	(3,963)	(3,823)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		1,885,900	(3,960)	(4,035)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		240,000	(1,784)	(1,763)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		240,000	(1,605)	(1,319)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		612,800	(7,526)	(503)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		1,057,900	(18,140)	(10,004)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		300,600	(3,657)	(5,580)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		182,700	(2,060)	(2,115)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		870,300	(16,536)	(1,433)

								$(108,565)	$(59,954)

48	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$301,200	$(361)	$(231)

Total Written Options						$(119,017)	$(73,741)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	21,495	$14,654,700	AUD	0	BRL	0	EUR	938,000	GBP	0	JPY	0	$(174,320)
Sales	93,863	37,337,291		657,255		2,182		8,449,653		1,309,760		212,283	(472,613)
Closing Buys	(98,030)	(8,611,511)		0		(1,342)		(2,767,651)		0		(65,713)	378,975
Expirations	(12,678)	(28,457,776)		(256,295)		(840)		(4,865,664)		(847,860)		(146,570)	130,333
Exercised	(929)	(4,093,248)		(228,360)		0		(1,226,194)		(461,900)		0	15,415

Balance at End of Period	3,721	$10,829,456	AUD	172,600	BRL	0	EUR	528,144	GBP	0	JPY	0	$(122,210)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	2,200	$0	$(37)	$0	$(37)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	4,200	0	(77)	0	(77)
GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	2,200	0	(40)	0	(40)

						$0	$(154)	$0	$(154)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	CenturyLink, Inc.	(1.000%	)	09/20/2019	1.718%	$ 5,000	$198	$(47)	$151	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%	$	16,600	$306	$50	$356	$0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.521%		16,700	488	(134)	354	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2023	0.949%		3,000	(115)	127	12	0
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		20,700	(994)	(53)	0	(1,047)
	China Government International Bond	1.000%	03/20/2019	0.676%		62,300	226	578	804	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		40,000	(571)	(142)	0	(713)
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		69,800	641	(358)	283	0
	Intesa Sanpaolo SpA	1.000%	12/20/2019	0.783%	EUR	100	1	0	1	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	$	46,000	(89)	370	281	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		3,400	15	(14)	1	0
	Russia Government International Bond	1.000%	06/20/2015	3.577%		65,600	(43)	(314)	0	(357)
	Russia Government International Bond	1.000%	09/20/2015	3.577%		31,900	(167)	(212)	0	(379)
	Verizon Communications, Inc.	1.000%	09/20/2018	0.390%		10,000	272	(59)	213	0
BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		18,800	330	(131)	199	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.299%		26,500	648	(179)	469	0
	China Government International Bond	1.000%	12/20/2019	0.827%		17,150	182	(41)	141	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		17,400	163	(93)	70	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.454%		10,000	219	10	229	0
BRC	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		27,700	486	(193)	293	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%		46,000	837	148	985	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.521%		13,700	400	(110)	290	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.119%	EUR	4,300	(647)	658	11	0
	China Government International Bond	1.000%	03/20/2019	0.676%	$	69,100	300	592	892	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		10,800	97	(53)	44	0
	General Electric Capital Corp.	1.000%	09/20/2017	0.365%		31,100	701	(203)	498	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2017	0.505%		18,500	(740)	994	254	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		7,800	0	41	41	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%		22,700	(11)	109	98	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		49,000	485	(275)	210	0
	MetLife, Inc.	1.000%	09/20/2019	0.639%		29,200	553	(84)	469	0
	Qatar Government International Bond	1.000%	06/20/2019	0.652%		40,000	799	(212)	587	0
	Russia Government International Bond	1.000%	03/20/2016	3.670%		6,200	(61)	(95)	0	(156)
	Spain Government International Bond	1.000%	03/20/2019	0.651%		10,300	(97)	240	143	0

50	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Verizon Communications, Inc.	1.000%	06/20/2019	0.454%	$	15,000	$329	$15	$344	$0
CBK	Brazil Government International Bond	1.000%	12/20/2016	1.785%		8,700	(124)	10	0	(114)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		16,100	(181)	(106)	0	(287)
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		18,400	(839)	(91)	0	(930)
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2019	0.508%		50,000	533	433	966	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.549%		6,900	195	(58)	137	0
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2023	0.905%		19,300	(422)	560	138	0
	China Government International Bond	1.000%	03/20/2019	0.676%		114,300	651	825	1,476	0
	China Government International Bond	1.000%	12/20/2019	0.827%		135,050	1,429	(321)	1,108	0
	DISH DBS Corp.	5.000%	09/20/2021	3.207%		7,500	647	115	762	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		32,600	(392)	(188)	0	(580)
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		30,000	(36)	39	3	0
	Portugal Government International Bond	1.000%	03/20/2016	0.382%		29,900	(192)	383	191	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.089%		9,000	(144)	(265)	0	(409)
DUB	AT&T, Inc.	1.000%	03/20/2019	0.433%		34,000	513	251	764	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.367%		23,800	648	(158)	490	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%		57,600	863	371	1,234	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.657%		36,400	(465)	1,132	667	0
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		1,200	(18)	2	0	(16)
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		5,300	(254)	(14)	0	(268)
	Community Health Systems, Inc.	5.000%	06/20/2021	3.654%		10,000	803	(65)	738	0
	Ford Motor Co.	5.000%	03/20/2019	0.663%		9,800	1,825	(157)	1,668	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		17,300	183	(113)	70	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		2,500	34	(19)	15	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		53,500	800	(310)	490	0
	General Electric Capital Corp.	1.000%	09/20/2017	0.365%		2,400	52	(14)	38	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		31,900	374	300	674	0
	Italy Government International Bond	1.000%	06/20/2016	0.393%		90,200	923	(218)	705	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		10,000	(197)	265	68	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		260,800	379	1,214	1,593	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		91,100	288	185	473	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		29,900	284	(155)	129	0
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.486%		21,000	412	15	427	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%		51,800	473	430	903	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		12,500	144	(79)	65	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	$	8,900	$39	$(38)	$1	$0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		16,000	180	94	274	0
	Spain Government International Bond	1.000%	06/20/2016	0.306%		86,400	1,158	(390)	768	0
FBF	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.521%		15,000	438	(120)	318	0
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		800	(36)	(5)	0	(41)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		5,000	129	(35)	94	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		46,400	431	(232)	199	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		13,200	41	(40)	1	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%		6,300	127	(31)	96	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.390%		1,000	27	(5)	22	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.184%		68,600	1,527	(117)	1,410	0
GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.299%		15,900	392	(111)	281	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.402%		63,600	1,798	(472)	1,326	0
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		25,800	(383)	45	0	(338)
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		24,500	(1,081)	(158)	0	(1,239)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.549%		21,800	594	(163)	431	0
	Citigroup, Inc.	1.000%	03/20/2019	0.587%		16,000	165	96	261	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.460%		5,800	74	(105)	0	(31)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		41,200	(479)	(254)	0	(733)
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.486%		26,000	498	32	530	0
	MetLife, Inc.	1.000%	09/20/2019	0.639%		15,200	295	(51)	244	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		12,500	146	(81)	65	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		55,500	206	(202)	4	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		14,500	120	(138)	0	(18)
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2019	0.371%		6,800	195	(8)	187	0
	Portugal Government International Bond	1.000%	12/20/2015	0.319%		25,900	(85)	222	137	0
	Portugal Government International Bond	1.000%	03/20/2016	0.382%		35,600	(181)	409	228	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%		9,500	194	(49)	145	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%		20,600	(185)	471	286	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%		52,000	397	260	657	0
HUS	Italy Government International Bond	1.000%	06/20/2017	0.559%		210,900	2,121	8	2,129	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		20,700	(438)	579	141	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		22,200	279	(164)	115	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		59,200	107	(101)	6	0

52	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	03/20/2019	1.041%	$	33,500	$252	$(294)	$0	$(42)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%		2,000	(1)	15	14	0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%		1,000	(7)	16	9	0
JPM	AT&T, Inc.	1.000%	03/20/2019	0.433%		17,000	248	134	382	0
	China Government International Bond	1.000%	03/20/2019	0.676%		23,350	131	171	302	0
	Ford Motor Co.	5.000%	03/20/2019	0.663%		10,200	1,902	(167)	1,735	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		19,200	(273)	(69)	0	(342)
	HSBC Bank PLC	1.000%	03/20/2019	0.442%	EUR	5,000	83	37	120	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	$	4,700	14	(13)	1	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		29,800	224	(261)	0	(37)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%		1,500	(6)	17	11	0
	Qatar Government International Bond	1.000%	06/20/2019	0.652%		16,300	334	(95)	239	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%		35,300	(83)	(337)	0	(420)
	Spain Government International Bond	1.000%	03/20/2020	0.742%		46,700	323	268	591	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.454%		8,300	182	8	190	0
MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	4,400	46	(36)	10	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.521%	$	16,700	497	(142)	355	0
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		36,500	(1,694)	(152)	0	(1,846)
	Brazil Government International Bond	1.000%	03/20/2019	2.491%		11,800	(417)	(235)	0	(652)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%		11,800	(237)	(546)	0	(783)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	1.062%		11,400	81	(135)	0	(54)
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%		2,000	(6)	21	15	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.245%		2,000	(15)	34	19	0
	Ford Motor Co.	5.000%	03/20/2019	0.663%		10,500	1,948	(161)	1,787	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		45,500	424	(240)	184	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2016	0.369%		1,100	15	(4)	11	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		9,900	(190)	258	68	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%		17,000	(8)	81	73	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		50,000	475	(261)	214	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		32,300	381	(213)	168	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2019	0.371%		3,400	99	(6)	93	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Portugal Government International Bond	1.000%	12/20/2015	0.319%	$	50,000	$(171)	$436	$265	$0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%		1,000	(7)	15	8	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%		95,500	710	498	1,208	0

							$28,196	$2,964	$42,992	$(11,832)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

		Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
Counterparty	Index/Tranches							Asset	Liability
CBK	MCDX-23 5-Year Index	1.000%	12/20/2019	$	55,100	$ 427	$(172)	$255	$0
GST	MCDX-23 5-Year Index	1.000%	12/20/2019		41,600	303	(111)	192	0
MYC	MCDX-23 5-Year Index	1.000%	12/20/2019		10,700	77	(28)	49	0

						$ 807	$(311)	$496	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

54	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	4,370	$(3)	$707	$704	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		430	0	(3)	0	(3)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	56,500	92	(302)	0	(210)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		549,000	(918)	(7,183)	0	(8,101)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	63,200	(103)	625	522	0
BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	2,600	18	400	418	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	779,200	354	(3,558)	0	(3,204)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		456,200	(993)	(5,738)	0	(6,731)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		156,100	502	(1,885)	0	(1,383)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		82,200	234	(624)	0	(390)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	56,800	(8)	508	500	0
CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	800	0	10	10	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	27,200	0	202	202	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		47,400	(6)	(48)	0	(54)
DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	143,700	249	(781)	0	(532)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		129,700	(234)	(1,680)	0	(1,914)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		6,200	20	(75)	0	(55)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		143,200	(16)	(663)	0	(679)
FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	1,200	19	36	55	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		3,640	3	592	595	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		1,126	(4)	104	100	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		4,300	36	593	629	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		530	6	(9)	0	(3)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	268,800	435	(1,430)	0	(995)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		101,800	417	(1,320)	0	(903)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		158,800	(90)	(662)	0	(752)
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	29,540	0	299	299	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	105,400	2	(561)	0	(559)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	197,700	(478)	1,778	1,300	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		208,800	(15)	2,318	2,303	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		118,000	(20)	(128)	0	(148)
	Pay	28-Day MXN-TIIE	7.740%	05/29/2024	MXN	747,500	0	1,581	1,581	0
HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	114,000	39	(644)	0	(605)
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024	MXN	825,800	49	1,515	1,564	0
JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	1,300	9	181	190	0
MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		2,910	5	471	476	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	108,300	16	(591)	0	(575)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	10,700	0	115	115	0
UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	1,070	0	14	14	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	271,200	431	(2,835)	0	(2,404)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		177,400	339	(1,180)	0	(841)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	105,300	(97)	792	695	0

							$290	$(19,059)	$12,272	$(31,041)

Total Swap Agreements							$29,491	$(16,607)	$55,911	$(43,027)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $19,565 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$27	$0	$0	$27	$(12)	$0	$0	$(12)	$15	$0	$15
BOA	201,471	5,002	3,531	210,004	(10,476)	(11,651)	(10,810)	(32,937)	177,067	(172,265)	4,802
BPS	195,454	0	2,026	197,480	(43,090)	(2,696)	(11,708)	(57,494)	139,986	(140,280)	(294)
BRC	45,834	0	5,159	50,993	(21,786)	0	(156)	(21,942)	29,051	(28,380)	671
CBK	25,246	0	5,248	30,494	(14,303)	(126)	(2,374)	(16,803)	13,691	(11,450)	2,241
DUB	134,163	8,037	12,254	154,454	(28,903)	(7,697)	(3,464)	(40,064)	114,390	(113,410)	980
FBF	33,490	0	3,519	37,009	(880)	(2,848)	(2,808)	(6,536)	30,473	(28,870)	1,603
GLM	22,174	6,982	5,483	34,639	(30,136)	(12,973)	(747)	(43,856)	(9,217)	10,384	1,167
GST	0	0	4,974	4,974	0	0	(2,359)	(2,359)	2,615	(2,290)	325
HUS	8	0	3,978	3,986	(912)	(1,149)	(647)	(2,708)	1,278	(800)	478
JPM	25,497	1,455	3,912	30,864	(23,453)	(2,371)	(799)	(26,623)	4,241	(6,958)	(2,717)
MSB	130,610	10	0	130,620	(67,893)	(1,017)	0	(68,910)	61,710	(65,260)	(3,550)
MYC	0	25,235	5,118	30,353	0	(29,142)	(3,910)	(33,052)	(2,699)	162	(2,537)
NAB	156,270	0	0	156,270	0	0	0	0	156,270	(151,900)	4,370
NGF	0	0	0	0	(277)	0	0	(277)	(277)	241	(36)
RBC	0	0	0	0	(2,634)	0	0	(2,634)	(2,634)	3,003	369
RYL	0	0	0	0	0	(1,433)	0	(1,433)	(1,433)	1,508	75
SOG	2,256	0	0	2,256	(2,249)	0	0	(2,249)	7	0	7
UAG	110,817	1,055	709	112,581	(20,040)	(638)	(3,245)	(23,923)	88,658	(88,939)	(281)

Total Over the Counter	$1,083,317	$47,776	$55,911	$1,187,004	$(267,044)	$(73,741)	$(43,027)	$(383,812)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$153	$153
Futures	0	0	0	0	4,234	4,234
Swap Agreements	0	0	0	0	97	97

	$0	$0	$0	$0	$4,484	$4,484

56	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,083,317	$0	$1,083,317
Purchased Options	0	0	0	2,411	45,365	47,776
Swap Agreements	0	43,639	0	0	12,272	55,911

	$0	$43,639	$0	$1,085,728	$57,637	$1,187,004

	$0	$43,639	$0	$1,085,728	$62,121	$1,191,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,071	$4,071
Futures	0	0	0	0	1,511	1,511
Swap Agreements	0	0	0	0	16,511	16,511

	$0	$0	$0	$0	$22,093	$22,093

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$267,044	$0	$267,044
Written Options	0	0	0	13,556	60,185	73,741
Swap Agreements	0	11,832	0	154	31,041	43,027

	$0	$11,832	$0	$280,754	$91,226	$383,812

	$0	$11,832	$0	$280,754	$113,319	$405,905

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,260)	$(1,260)
Written Options	0	0	118,943	0	3,380	122,323
Futures	0	0	(18,009)	0	41,411	23,402
Swap Agreements	0	12,507	0	0	(98,686)	(86,179)

	$0	$12,507	$100,934	$0	$(55,155)	$58,286

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$221,134	$0	$221,134
Purchased Options	0	86	(6,841)	59	48,581	41,885
Written Options	0	11,819	(17,664)	(20,892)	62,667	35,930
Swap Agreements	0	72,756	0	0	12,616	85,372

	$0	$84,661	$(24,505)	$200,301	$123,864	$384,321

	$0	$97,168	$76,429	$200,301	$68,709	$442,607

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$68	$68
Written Options	0	0	(10,216)	0	(878)	(11,094)
Futures	0	0	0	0	41,098	41,098
Swap Agreements	0	(2,263)	0	0	(282,598)	(284,861)

	$0	$(2,263)	$(10,216)	$0	$(242,310)	$(254,789)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$807,353	$0	$807,353
Purchased Options	0	0	0	(2,013)	(9,614)	(11,627)
Written Options	0	(1,523)	0	(5,404)	30,845	23,918
Swap Agreements	0	(29,851)	0	(154)	(11,087)	(41,092)

	$0	$(31,374)	$0	$799,782	$10,144	$778,552

	$0	$(33,637)	$(10,216)	$799,782	$(232,166)	$523,763

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$80,194	$5,713	$85,907
Corporate Bonds & Notes
Banking & Finance	0	1,966,032	48,601	2,014,633
Industrials	0	445,395	7,778	453,173
Utilities	0	278,089	0	278,089
Municipal Bonds & Notes
California	0	68,076	0	68,076
Illinois	0	369	0	369
Massachusetts	0	466	0	466
Ohio	0	32,206	0	32,206
Virginia	0	753	0	753
Washington	0	43,684	0	43,684
West Virginia	0	4,909	0	4,909
U.S. Government Agencies	0	320,505	460	320,965
U.S. Treasury Obligations	0	2,715,201	0	2,715,201
Mortgage-Backed Securities	0	1,572,240	16,494	1,588,734
Asset-Backed Securities	0	1,758,580	97,201	1,855,781
Sovereign Issues	0	1,437,406	0	1,437,406
Convertible Preferred Securities
Banking & Finance	0	3,051	0	3,051
Preferred Securities
Banking & Finance	0	15,725	0	15,725
Short-Term Instruments
Commercial Paper	0	17,586	0	17,586
Repurchase Agreements	0	3,161	0	3,161
U.S. Treasury Bills	0	17,147	0	17,147
	$0	$10,780,775	$176,247	$10,957,022

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$452,749	$0	$0	$452,749

Total Investments	$452,749	$10,780,775	$176,247	$11,409,771

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,024,738)	$0	$(2,024,738)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,234	250	0	4,484
Over the counter	0	1,187,004	0	1,187,004
	$4,234	$1,187,254	$0	$1,191,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,511)	(20,579)	0	(22,090)
Over the counter	0	(383,781)	(31)	(383,812)
	$(1,511)	$(404,360)	$(31)	$(405,902)

Totals	$455,472	$9,538,931	$176,216	$10,170,619

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

58	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,428	$0	$146	$0	$(4,861)	$0	$0	$5,713	$(4,861)
Corporate Bonds & Notes
Banking & Finance	45,742	17,437	(1,537)	23	70	(204)	1,391	(14,321)	48,601	(153)
Industrials	11,514	0	(3,005)	(5)	(5)	(721)	0	0	7,778	(313)
Utilities	1,844	0	(1,625)	(2)	(13)	(204)	0	0	0	0
U.S. Government Agencies	762	0	(312)	1	8	1	0	0	460	1
Mortgage-Backed Securities	118	15,000	(133)	0	(1)	65	1,445	0	16,494	(28)
Asset-Backed Securities	8,411	90,000	(1,597)	33	71	283	0	0	97,201	366

	$68,391	$132,865	$(8,209)	$196	$130	$(5,641)	$2,836	$(14,321)	$176,247	$(4,988)

Financial Derivative Instruments - Assets
Over the counter	$395	$0	$0	$0	$0	$(395)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(31)	$0	$0	$(31)	$(31)

Totals	$68,786	$132,865	$(8,209)	$196	$130	$(6,067)	$2,836	$(14,321)	$176,216	$(5,019)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$5,713	Benchmark Pricing	Base Price	68.00
Corporate Bonds & Notes
Banking & Finance	41,405	Benchmark Pricing	Base Price	98.63-102.75
	7,196	Third Party Vendor	Broker Quote	106.50
Industrials	7,778	Third Party Vendor	Broker Quote	107.00-109.13
U.S. Government Agencies	460	Benchmark Pricing	Base Price	97.65-97.90
Mortgage-Backed Securities	15,049	Benchmark Pricing	Base Price	22.93-99.96
	1,445	Third Party Vendor	Broker Quote	79.00
Asset-Backed Securities	97,201	Benchmark Pricing	Base Price	100.00-106.00

Financial Derivative Instruments - Liabilities
Over the counter	(31)	Indicative Market Quotation	Broker Quote	(0.57)

Total	$176,216

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Unconstrained Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated

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into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

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Notes to Financial Statements (Cont.)

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the

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exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that

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Notes to Financial Statements (Cont.)

are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The

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interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a

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Notes to Financial Statements (Cont.)

monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series,

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Notes to Financial Statements (Cont.)

PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$37	$701,922	$(701,736)	$(66)	$0	$157	$121	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$7,901,983	$11,079,402	$(18,525,040)	$(3,643)	$(110)	$452,592	$12,686	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially

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the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses

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Notes to Financial Statements (Cont.)

on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”)

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or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate-Capped Options  The Fund may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When the Fund writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an interest rate-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Correlation Swap Agreements  The Fund may invest in correlation swap agreements to gain or mitigate exposure to the underlying reference assets. Correlation swap agreements involve two

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parties agreeing to exchange cash flows based on the measured correlation of specified underlying assets. One party agrees to exchange a “fixed rate” or strike rate payment for the “floating rate” or realized price correlation on the underlying asset with respect to the notional amount. At inception, the strike rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price correlation of the underlying asset and the strike rate multiplied by the notional amount. As a receiver of the fixed strike rate price correlation, the Fund would receive the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would owe the payoff amount when the correlation is greater than the strike. As a payer of the fixed strike rate price correlation, the Fund would owe the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would receive the payoff amount when the correlation is greater than the strike. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying asset.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to

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Notes to Financial Statements (Cont.)

choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

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Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the

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Notes to Financial Statements (Cont.)

past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the

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counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.30%	0.40%	0.30%	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

ANNUAL REPORT	MARCH 31, 2015	81

Notes to Financial Statements (Cont.)

Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a

82	PIMCO UNCONSTRAINED BOND FUND

March 31, 2015

common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$2,259,022	$2,801,873

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$28,261,678	$27,556,734	$5,678,642	$8,007,712

ANNUAL REPORT	MARCH 31, 2015	83

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	334,722	$3,766,995	1,531,527	$17,231,884
Class P	63,852	720,277	222,467	2,520,307
Administrative Class	65	736	267	2,960
Class D	12,054	135,740	54,413	615,720
Class A	19,131	215,783	73,785	837,171
Class C	4,427	49,792	28,408	322,147
Class R	376	4,244	713	8,101

Issued as reinvestment of distributions
Institutional Class	19,390	218,254	19,952	223,982
Class P	1,986	22,351	1,574	17,649
Administrative Class	3	35	0	5
Class D	873	9,826	979	10,980
Class A	1,229	13,832	1,306	14,657
Class C	284	3,185	288	3,204
Class R	16	181	6	70

Cost of shares redeemed
Institutional Class	(1,314,976)	(14,798,798)	(1,445,855)	(16,189,558)
Class P	(217,626)	(2,449,575)	(188,441)	(2,115,956)
Administrative Class	(121)	(1,361)	(33)	(366)
Class D	(102,356)	(1,154,202)	(70,423)	(790,922)
Class A	(104,862)	(1,180,756)	(109,561)	(1,230,694)
Class C	(37,414)	(420,946)	(39,048)	(438,666)
Class R	(622)	(7,012)	(758)	(8,571)
Net increase (decrease) resulting from Fund share transactions	(1,319,569)	$(14,851,419)	81,566	$1,034,104
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

84	PIMCO UNCONSTRAINED BOND FUND

March 31, 2015

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Unconstrained Bond Fund	$364,246	$—	$(56,511)	$(19,541)	$(434,755)	$—	$—
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Unconstrained Bond Fund	$347,968	$86,787

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Unconstrained Bond Fund	$11,291,926	$578,117	$(460,272)	$117,845
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2015	85

Notes to Financial Statements (Cont.)

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Unconstrained Bond Fund	$313,968	$—	$—	$260,003	$21,942	$27,423

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

86	PIMCO UNCONSTRAINED BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Unconstrained Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	87

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NAB	National Australia Bank Ltd.
BSN	Bank of Nova Scotia	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NXN	Natixis New York
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RDR	RBC Dain Rausher, Inc.
GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
GRE	RBS Securities, Inc.	SOG	Societe Generale
GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	SAR	Saudi Riyal
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

88	PIMCO UNCONSTRAINED BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2015 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2015 was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Unconstrained Bond Fund	0.46%	0.46%	$218,051	$—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	89

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

90	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	91

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

92	PIMCO UNCONSTRAINED BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2015	93

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

94	PIMCO UNCONSTRAINED BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3018AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

PIMCO International Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Expense Examples		25
Benchmark Descriptions		27
Financial Highlights		30
Statements of Assets and Liabilities		36
Consolidated Statements of Assets and Liabilities		38
Statements of Operations		39
Consolidated Statements of Operations		42
Statements of Changes in Net Assets		43
Consolidated Statements of Changes in Net Assets		47
Statements of Cash Flows		48
Notes to Financial Statements		198
Report of Independent Registered Public Accounting Firm		224
Glossary		225
Federal Income Tax Information		226
Management of the Trust		227
Results of Proxy Voting		229
Privacy Policy		230

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	6	49
PIMCO Developing Local Markets Portfolio	7	60
PIMCO Emerging Markets Portfolio	8	64
PIMCO FX Strategy Portfolio	9	73
PIMCO High Yield Portfolio	10	76
PIMCO Investment Grade Corporate Portfolio	11	87
PIMCO Long Duration Corporate Bond Portfolio	12	98
PIMCO Low Duration Portfolio	13	122
PIMCO Moderate Duration Portfolio	14	127
PIMCO Mortgage Portfolio	15	133
PIMCO Municipal Sector Portfolio	16	144
PIMCO Real Return Portfolio	17	147
PIMCO Senior Floating Rate Portfolio	18	156
PIMCO Short-Term Portfolio	19	161
PIMCO Short-Term Floating NAV Portfolio	20	170
PIMCO Short-Term Floating NAV Portfolio II	21	172
PIMCO U.S. Government Sector Portfolio	22	176
PIMCO International Portfolio	23	182
PIMCO Short-Term Floating NAV Portfolio III	24	189

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Portfolios

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Portfolio.

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the net assets of the Portfolio.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these risks is contained in each Portfolio’s offering memorandum. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 927-4648 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling (800) 927-4648. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily updates on the net asset value of a Portfolio may be obtained by calling 888.87.PIMCO.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Asset-Backed Securities	41.4%
Mortgage-Backed Securities	37.6%
Short-Term Instruments‡	17.1%
U.S. Treasury Obligations	1.5%
U.S. Government Agencies	1.3%
Other	1.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	4.00%	10.52%	8.12%	7.90%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.65%
Barclays Asset-Backed Securities Index	2.24%	2.96%	3.50%	4.39%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

»	Exposure to non-Agency mortgage-backed securities contributed to performance as these bonds generated positive total returns during the reporting period.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance as the sector generated positive total returns during the reporting period.

»	Exposure to student loan ABS benefited performance as these bonds generated positive total returns during the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) during most of the reporting period detracted from performance as interest rates generally declined over the reporting period.

»	An underweight to auto loan and credit card ABS detracted from performance as these sectors outperformed like-duration U.S. Treasuries over the reporting period.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	47.5%
Brazil	42.9%
United States	9.6%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Developing Local Markets Portfolio	-0.45%	4.97%	4.77%	5.58%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.44%	*
Custom JPM ELMI+ Benchmark	-11.93%	-1.37%	3.33%	4.14%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development (“OECD”) economies for the past five consecutive years. The Portfolio’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or securities denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

»	An allocation to Brazilian local rates benefited performance as the Brazilian local currency sub-index of the JPMorgan GBI-EM Global Diversified posted positive returns over the reporting period.

»	An allocation to Mexican local rates benefited performance as the Mexican local currency sub-index of the JPMorgan GBI-EM Global Diversified posted positive returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ posted negative returns over the reporting period.

»

An allocation to the Colombian peso detracted from performance as the Colombian sub-index of the JPMorgan ELMI+ posted positive returns over the first quarter of the reporting period when the Portfolio was not allocated to the currency, and returned negative returns over the final three quarters of the reporting period when the Portfolio was allocated to the currency.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Brazil	31.5%
Short-Term Instruments‡	20.8%
Indonesia	13.4%
Mexico	7.9%
Virgin Islands (British)	6.4%
Other	20.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (04/03/98)
PIMCO Emerging Markets Portfolio	2.21%	5.96%	6.08%	8.81%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	2.18%	*
Custom JPM ELMI+ Benchmark	-11.93%	-1.37%	2.95%	5.62%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An allocation to Mexican local rates benefited performance as the Mexican local currency sub-index of the JPMorgan GBI-EM Global Diversified posted positive returns over the reporting period.

»	An allocation to Mexican corporate debt benefited performance as the Mexico sub-index of the JPMorgan CEMBI Diversified posted positive returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ posted negative returns over the reporting period.

»	An allocation to Brazilian corporate debt detracted from performance as the Brazilian sub-index of the JPMorgan CEMBI Diversified posted negative returns over the reporting period.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO FX Strategy Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	100.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (10/05/10)
PIMCO FX Strategy Portfolio	-4.56%	-2.76%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO FX Strategy Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in foreign (non-U.S.) currency positions backed by a portfolio of money market securities. The Portfolio may invest up to 50% of its total assets in positions related to a single foreign (non-U.S.) currency. The Portfolio’s investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to foreign (non-U.S.) currencies.

»	A short position in the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A short position in the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A short position in the British pound contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Norwegian krone detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Australian dollar detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Brazilian real detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Mexican peso detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Canadian dollar detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO High Yield Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Industrials	36.4%
Banking & Finance	35.6%
Bank Loan Obligations	12.2%
Utilities	8.8%
Short-Term Instruments‡	1.8%
Other	5.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/08/00)
PIMCO High Yield Portfolio	3.45%	9.30%	8.61%	7.99%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.62%	*
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	3.16%	8.43%	7.57%	7.84%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the utilities sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the metals and mining sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to the chemicals sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the wirelines sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the retailers sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the automotive sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Banking & Finance	54.7%
Industrials	14.6%
U.S. Treasury Obligations	11.5%
Bank Loan Obligations	7.6%
Utilities	7.5%
Short-Term Instruments‡	2.0%
Other	2.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	3.48%	7.16%	7.22%	8.25%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.85%	*
Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	7.04%	6.77%	6.01%	6.76%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to the banking sector benefited performance as the sector generally posted positive returns during the reporting period.

»	Exposure to the airlines sector benefited performance as the sector generally posted positive returns during the reporting period.

»	Exposure to the oilfield services sector detracted from performance as the sector generally posted negative returns during the reporting period.

»	Exposure to Russia detracted from performance as spreads widened during the reporting period.

»	Exposure to the telecommunications sector benefited performance as the sector generally posted positive returns during the reporting period.

»	Tactical exposure to equities, particularly to gaming companies in the second half of the reporting period, detracted from performance as gaming stocks sold off.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	65.3%
U.S. Treasury Obligations	21.4%
Municipal Bonds & Notes	5.4%
Bank Loan Obligations	4.8%
Short-Term Instruments‡	1.4%
Other	1.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	13.79%	11.58%	10.91%
Barclays U.S. Long Credit Index	12.84%	9.92%	10.99%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning were net negative for performance. During the reporting period, the Portfolio was underweight U.S. duration and tactically short European duration and U.K. duration, which detracted from performance as rates fell in these regions. Yield curve positioning designed to benefit from a steepening yield curve in the U.S. was negative for performance as the yield curve flattened.

»	An overweight to the banking sector was positive for performance as the sector outperformed the broader investment grade bond market over the reporting period.

»	An overweight to the pipelines sector was positive for performance as the sector outperformed the broader investment grade bond market over the reporting period.

»	An underweight to the utilities sector was negative for performance as the sector outperformed the broader investment grade bond market over the reporting period.

»	An overweight to the airlines sector was positive for performance as the sector outperformed the broader investment grade bond market over the reporting period.

»	An underweight to the retailers sector was negative for performance as the sector outperformed the broader investment grade bond market over the reporting period.

»	Tactical exposure to equities, particularly to gaming companies in the second half of the reporting period, was negative for performance as gaming stocks sold off during this period.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	37.0%
Corporate Bonds & Notes	26.1%
Short-Term Instruments‡	22.4%
U.S. Government Agencies	8.7%
Sovereign Issues	3.1%
Other	2.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/31/12)
PIMCO Low Duration Portfolio	1.33%	0.47%
Barclays 1-3 Year Government/Credit Index	1.12%	0.96%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to U.S. Agency debt during the first half of the reporting period detracted from performance as these securities posted positive returns during this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations, as measured by breakeven inflation rates, declined over the reporting period.

»	An overweight to the ten-year portion of the U.S. yield curve benefited performance as interest rates broadly declined during the reporting period.

»	An overweight exposure to investment grade corporates benefited performance as these securities posted positive total returns during the reporting period.

»	Exposure to Agency mortgage-backed securities (“MBS”) benefited performance as spreads on Agency MBS narrowed during the reporting period.

»	An underweight to the thirty-year portion of the U.S. yield curve detracted from performance as interest rates broadly declined during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	27.4%
U.S. Government Agencies	23.9%
Short-Term Instruments‡	23.2%
U.S. Treasury Obligations	21.2%
Sovereign Issues	2.1%
Other	2.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (07/31/12)
PIMCO Moderate Duration Portfolio	3.89%	1.14%
Barclays Intermediate Aggregate Bond Index	4.24%	1.86%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to investment grade corporates in February 2015 contributed to relative performance as spreads for the sector tightened during this period.

»	Positions in U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. detracted from relative performance as U.S. interest rates fell over the reporting period.

»	An underweight to Agency mortgage-backed securities detracted from relative performance as spreads for the sector tightened over the reporting period.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Government Agencies	78.4%
Short-Term Instruments‡	8.0%
Mortgage-Backed Securities	7.8%
Asset-Backed Securities	4.4%
U.S. Treasury Obligations	1.3%
Other	0.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO Mortgage Portfolio	6.54%	4.78%	5.88%	6.60%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.85%
Barclays U.S. MBS Fixed Rate Index	5.58%	3.67%	4.91%	5.63%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”). Assets not invested in mortgage-related securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) contributed to performance as these bonds generated positive total returns during the reporting period.

»	Exposure to Agency collateralized mortgage obligations (“CMOs”) contributed to performance as the sector generated positive total returns during the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) during most of the reporting period detracted from performance as interest rates generally declined over the reporting period.

»	An underweight to Agency MBS detracted from performance as these bonds outperformed like-duration U.S. Treasuries during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	15

PIMCO Municipal Sector Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Illinois	20.3%
California	13.5%
Texas	11.8%
New York	10.4%
District of Columbia	8.9%
New Jersey	6.4%
Short-Term Instruments‡	2.3%
Other	26.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (08/21/00)
PIMCO Municipal Sector Portfolio	10.41%	7.52%	4.03%	4.78%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.70%	*
Barclays Long Municipal Bond Index	10.76%	6.90%	5.42%	6.08%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds.

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as municipal bond yields moved lower across most maturities over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	71.3%
Sovereign Issues	11.5%
Short-Term Instruments‡	6.7%
Corporate Bonds & Notes	6.2%
Asset-Backed Securities	3.1%
Other	1.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Real Return Portfolio	3.38%	4.44%	4.62%	6.72%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.79%	*
Barclays U.S. TIPS Index	3.11%	4.29%	4.55%	6.22%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS delivered positive returns over the reporting period.

»	Short exposure to the euro for most of the reporting period benefited relative performance as the euro weakened relative to the U.S. dollar over the reporting period.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in Spain fell over the reporting period.

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance as ILBs in Italy posted positive returns over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	17

PIMCO Senior Floating Rate Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Bank Loan Obligations	88.4%
Short-Term Instruments‡	8.8%
Corporate Bonds & Notes	2.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Portfolio	3.18%	4.17%
J.P. Morgan BB/B Leveraged Loan Index	3.13%	4.31%
Credit Suisse Institutional Leveraged Loan Index±	3.42%	4.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Senior Floating Rate Portfolio seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Portfolio to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

»	An overweight to the healthcare sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the housing sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the food and beverage sector during the second half of the reporting period benefited performance as the sector outperformed the broader loan market during this period.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the gaming and leisure sector detracted from performance as the sector underperformed the broader loan market during the reporting period.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Mortgage-Backed Securities	49.2%
Asset-Backed Securities	29.3%
Short-Term Instruments‡	14.6%
U.S. Government Agencies	5.7%
Corporate Bonds & Notes	1.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (04/20/00)
PIMCO Short-Term Portfolio	2.01%	5.64%	4.37%	4.30%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.79%	*
3 Month USD LIBOR Index	0.24%	0.33%	1.93%	2.25%

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) added to performance as interest rates generally declined across the yield curve during the reporting period.

»	Holdings of non-Agency mortgages benefited performance as these securities provided a strong source of incremental yield during the reporting period.

»	Holdings of commercial mortgage-backed securities benefited performance as these securities posted positive total returns during the reporting period.

»	Exposure to the corporate sector benefited performance as these securities posted positive performance during the reporting period.

»	An underweight to the thirty-year portion of the U.S. yield curve detracted from performance as interest rates broadly declined during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	19

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	62.4%
Commercial Paper	15.3%
Certificates of Deposit	11.3%
Repurchase Agreements	9.0%
Other	2.0%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (10/17/08)
PIMCO Short-Term Floating NAV Portfolio	0.35%	0.33%	0.39%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	0.10%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of changes in interest rates.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	28.9%
U.S. Government Agencies	21.3%
Commercial Paper	20.8%
Repurchase Agreements	16.9%
Sovereign Issues	5.6%
Other	6.5%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.19%	0.27%	0.28%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	0.08%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of changes in interest rates.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

»	Select holdings of U.S. Agency debt added to performance as these securities provided incremental yields over U.S. Treasuries.

ANNUAL REPORT	MARCH 31, 2015	21

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	73.7%
U.S. Government Agencies	19.8%
Mortgage-Backed Securities	5.5%
Short-Term Instruments‡	0.5%
Asset-Backed Securities	0.4%
Other	0.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	11.29%	5.08%	8.41%	8.71%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	1.85%
Barclays Government Bond Index	5.22%	3.80%	4.50%	5.38%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities (“MBS”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

»	An overall overweight to U.S. duration (or sensitivity to changes in market interest rates) contributed to performance as U.S. Treasury yields fell over the reporting period.

»	The Portfolio’s underweight to the long-maturity portion of the U.S. Treasury yield curve detracted from performance as longer-maturity yields declined over the reporting period.

»	An allocation to non-Agency mortgages contributed to performance as these securities generally posted positive returns during the reporting period.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	57.3%
Canada	15.1%
United States	12.0%
France	10.7%
Germany	3.3%
Other	1.6%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/13/89)
PIMCO International Portfolio	13.27%	9.27%	7.70%	8.50%
Citi 3-Month Treasury Bill Index	0.03%	0.07%	1.41%	3.14%	*
JPMorgan GBI Global ex-US Index Hedged in USD	9.77%	5.08%	4.92%	6.46%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Short exposure to the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A short position in the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the U.K. detracted from relative performance as U.K. interest rates fell over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese interest rates fell over the reporting period.

»	An underweight to duration in the Eurozone (core countries) detracted from relative performance as interest rates fell over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	23

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	28.6%
Repurchase Agreements	18.4%
Commercial Paper	17.1%
Japan Treasury Bills	12.3%
U.S. Government Agencies	8.3%
Short-Term Notes	6.4%
Other	8.9%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.31%	0.38%
Citi 3-Month Treasury Bill Index	0.03%	0.05%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of changes in interest rates.

»	Exposure to the corporate sector added to returns as a source of incremental yield over U.S. Treasuries.

»

The Portfolio’s additional return from investing in Brazilian real and Mexican peso denominated government debt and hedging to the U.S. dollar added to performance as Brazilian and Mexican yields provided a source of high-quality return over U.S. Treasuries.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual portfolios.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	MARCH 31, 2015	25

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Asset-Backed Securities Portfolio	$1,000.00	$1,013.30	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
PIMCO Developing Local Markets Portfolio	1,000.00	984.40	0.64	1,000.00	1,024.28	0.66	0.13
PIMCO Emerging Markets Portfolio	1,000.00	994.50	0.60	1,000.00	1,024.33	0.61	0.12
PIMCO FX Strategy Portfolio	1,000.00	947.00	0.29	1,000.00	1,024.63	0.30	0.06
PIMCO High Yield Portfolio	1,000.00	1,012.70	1.61	1,000.00	1,023.34	1.61	0.32
PIMCO Investment Grade Corporate Portfolio	1,000.00	1,011.80	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Long Duration Corporate Bond Portfolio	1,000.00	1,071.30	0.46	1,000.00	1,024.48	0.45	0.09
PIMCO Low Duration Portfolio	1,000.00	1,008.80	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,024.40	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Mortgage Portfolio	1,000.00	1,031.20	0.30	1,000.00	1,024.63	0.30	0.06
PIMCO Municipal Sector Portfolio	1,000.00	1,043.20	0.31	1,000.00	1,024.63	0.30	0.06	***
PIMCO Real Return Portfolio	1,000.00	1,013.10	0.55	1,000.00	1,024.38	0.56	0.11
PIMCO Senior Floating Rate Portfolio	1,000.00	1,022.10	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Portfolio	1,000.00	1,007.00	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio	1,000.00	1,002.30	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,001.00	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government Sector Portfolio	1,000.00	1,092.00	0.42	1,000.00	1,024.53	0.40	0.08
PIMCO International Portfolio (Consolidated)	1,000.00	1,093.90	0.63	1,000.00	1,024.33	0.61	0.12
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,001.70	0.05	1,000.00	1,024.88	0.05	0.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

*** The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expense Paid During Period would have been $0.25 for Actual and $0.25 for Hypothetical. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5(e) in the Notes to Financial Statements for additional information regarding TOBs.

26	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays 1-3 Year Government/Credit Index	The Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an unmanaged index.

Barclays Asset-Backed Securities Index	Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index.

Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays Government Bond Index	Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Aggregate Bond Index	Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Long Municipal Bond Index	Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	27

Benchmark Descriptions (Cont.)

Index	Description

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 3-Month Treasury Bill Index	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

28	PRIVATE ACCOUNT PORTFOLIO SERIES

Index	Description

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Asset-Backed Securities Portfolio
03/31/2015	$12.24	$0.35	$0.14	$0.49	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2014	12.00	0.49	0.29	0.78	(0.54)	0.00	0.00	(0.54)
03/31/2013	10.67	0.45	1.36	1.81	(0.44)	(0.04)	0.00	(0.48)
03/31/2012	10.90	0.44	0.21	0.65	(0.60)	(0.28)	0.00	(0.88)
03/31/2011	9.69	0.54	1.28	1.82	(0.61)	0.00	0.00	(0.61)

PIMCO Developing Local Markets Portfolio
03/31/2015	$4.45	$0.17	$(0.19)	$(0.02)	$0.00	$0.00	$0.00	$0.00
03/31/2014	5.85	0.26	(0.58)	(0.32)	(0.01)	(0.95)	(0.12)	(1.08)
03/31/2013	4.99	0.33	0.69	1.02	(0.16)	0.00	0.00	(0.16)
03/31/2012	5.75	0.17	(0.21)	(0.04)	(0.61)	0.00	(0.11)	(0.72)
03/31/2011	5.67	0.18	0.51	0.69	(0.61)	0.00	0.00	(0.61)

PIMCO Emerging Markets Portfolio
03/31/2015	$10.12	$0.43	$(0.21)	$0.22	$(0.56)	$0.00	$0.00	$(0.56)
03/31/2014	10.77	0.45	(0.60)	(0.15)	(0.50)	0.00	0.00	(0.50)
03/31/2013	10.55	0.47	0.50	0.97	(0.75)	0.00	0.00	(0.75)
03/31/2012	10.60	0.56	0.23	0.79	(0.71)	0.00	(0.13)	(0.84)
03/31/2011	10.02	0.57	0.63	1.20	(0.62)	0.00	0.00	(0.62)

PIMCO FX Strategy Portfolio
03/31/2015	$7.67	$0.04	$(0.39)	$(0.35)	$0.00	$0.00	$0.00	$0.00
03/31/2014	9.81	0.01	(0.78)	(0.77)	(1.37)	0.00	0.00	(1.37)
03/31/2013	9.32	0.03	0.48	0.51	(0.02)	0.00	0.00	(0.02)
03/31/2012	10.13	0.02	(0.63)	(0.61)	(0.19)	0.00	(0.01)	(0.20)
10/05/2010 - 03/31/2011	10.00	0.01	0.13	0.14	(0.01)	0.00	0.00	(0.01)

PIMCO High Yield Portfolio
03/31/2015	$7.72	$0.72	$(0.46)	$0.26	$(0.49)	$0.00	$0.00	$(0.49)
03/31/2014	7.90	0.61	(0.10)	0.51	(0.69)	0.00	0.00	(0.69)
03/31/2013	7.52	0.76	0.40	1.16	(0.78)	0.00	0.00	(0.78)
03/31/2012	8.02	0.76	(0.37)	0.39	(0.89)	0.00	0.00	(0.89)
03/31/2011	7.48	0.57	0.52	1.09	(0.55)	0.00	0.00	(0.55)

PIMCO Investment Grade Corporate Portfolio
03/31/2015	$10.68	$0.40	$(0.04)	$0.36	$(0.48)	$(0.41)	$0.00	$(0.89)
03/31/2014	11.45	0.40	(0.10)	0.30	(0.47)	(0.60)	0.00	(1.07)
03/31/2013	10.79	0.48	0.86	1.34	(0.53)	(0.15)	0.00	(0.68)
03/31/2012	10.73	0.56	0.11	0.67	(0.61)	0.00	0.00	(0.61)
03/31/2011	10.30	0.58	0.48	1.06	(0.63)	0.00	0.00	(0.63)

PIMCO Long Duration Corporate Bond Portfolio
03/31/2015	$11.76	$0.61	$0.97	$1.58	$(0.59)	$(0.10)	$0.00	$(0.69)
03/31/2014	12.45	0.56	(0.42)	0.14	(0.63)	(0.20)	0.00	(0.83)
03/31/2013	11.74	0.61	1.09	1.70	(0.69)	(0.30)	0.00	(0.99)
03/31/2012	10.73	0.62	1.24	1.86	(0.61)	(0.24)	0.00	(0.85)
03/31/2011	10.47	0.64	0.46	1.10	(0.61)	(0.23)	0.00	(0.84)

PIMCO Low Duration Portfolio
03/31/2015	$9.87	$0.09	$0.04	$0.13	$(0.12)	$0.00	$(0.00)^	$(0.12)
03/31/2014	10.04	0.07	(0.16)	(0.09)	(0.08)	0.00	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.04	0.09	(0.05)	0.00	0.00	(0.05)

PIMCO Moderate Duration Portfolio
03/31/2015	$9.72	$0.15	$0.23	$0.38	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2014	9.99	0.14	(0.28)	(0.14)	(0.13)	0.00	0.00	(0.13)
07/31/2012 - 03/31/2013	10.00	0.06	0.00	0.06	(0.07)	0.00	0.00	(0.07)

Please see footnotes on page 34.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.35	4.00%	$1,583,150	0.05%	0.05%	0.05%	0.05%	2.83%	96%
12.24	6.68	1,088,982	0.11	0.11	0.05	0.05	4.02	57
12.00	17.32	783,447	0.12	0.12	0.05	0.05	3.98	67
10.67	6.39	613,568	0.06	0.06	0.05	0.05	4.09	380
10.90	19.09	628,555	0.13	0.13	0.05	0.05	5.13	430

$4.43	(0.45)%	$15,214	0.12%	0.12%	0.12%	0.12%	3.83%	221%
4.45	(5.22)	84,246	0.12	0.12	0.12	0.12	4.81	2
5.85	20.60	200,323	0.13	0.13	0.12	0.12	6.04	77
4.99	(0.77)	194,481	0.12	0.12	0.12	0.12	3.03	63
5.75	12.86	827,935	0.12	0.12	0.12	0.12	3.15	53

$9.78	2.21%	$738,703	0.12%	0.12%	0.12%	0.12%	4.16%	45%
10.12	(1.22)	1,072,839	0.12	0.12	0.12	0.12	4.41	68
10.77	9.28	1,232,222	0.13	0.13	0.12	0.12	4.27	25
10.55	7.90	1,133,534	0.12	0.12	0.12	0.12	5.27	27
10.60	12.20	1,214,298	0.13	0.13	0.12	0.12	5.46	43

$7.32	(4.56)%	$9,812	0.05%	0.05%	0.05%	0.05%	0.54%	0%
7.67	(7.94)	12,274	0.05	0.05	0.05	0.05	0.16	0
9.81	5.45	27,855	0.05	0.05	0.05	0.05	0.33	0
9.32	(6.09)	34,540	0.05	0.05	0.05	0.05	0.24	100
10.13	1.40	7,915	0.11 *	1.47 *	0.05 *	1.41 *	0.23 *	0

$7.49	3.45%	$451,288	0.40%	0.40%	0.05%	0.05%	9.37%	78%
7.72	6.89	549,242	0.27	0.27	0.05	0.05	7.91	72
7.90	16.01	641,527	0.33	0.33	0.05	0.05	9.78	55
7.52	5.55	560,971	0.30	0.30	0.05	0.05	9.89	78
8.02	15.24	1,027,941	0.05	0.05	0.05	0.05	7.31	89

$10.15	3.48%	$2,388,181	0.05%	0.05%	0.05%	0.05%	3.74%	63%
10.68	2.95	3,749,985	0.05	0.05	0.05	0.05	3.63	62
11.45	12.63	4,397,691	0.05	0.05	0.05	0.05	4.25	42
10.79	6.53	3,961,321	0.05	0.05	0.05	0.05	5.26	58
10.73	10.55	4,693,406	0.05	0.05	0.05	0.05	5.47	76

$12.65	13.79%	$20,665,768	0.07%	0.07%	0.05%	0.05%	4.92%	52%
11.76	1.60	20,947,575	0.05	0.05	0.05	0.05	4.78	42
12.45	14.59	14,488,918	0.07	0.07	0.05	0.05	4.88	50
11.74	17.80	10,987,742	0.05	0.05	0.05	0.05	5.40	145
10.73	10.81	7,352,561	0.05	0.05	0.05	0.05	5.91	236

$9.88	1.33%	$356,484	0.05%	0.05%	0.05%	0.05%	0.87%	333%
9.87	(0.91)	360,385	0.05	0.05	0.05	0.05	0.73	316
10.04	0.93	257,004	0.05 *	0.06 *	0.05 *	0.06 *	0.63 *	287

$9.93	3.89%	$514,758	0.05%	0.05%	0.05%	0.05%	1.49%	378%
9.72	(1.43)	526,934	0.05	0.05	0.05	0.05	1.46	307
9.99	0.64	283,343	0.05 *	0.06 *	0.05 *	0.06 *	0.94 *	203

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage Portfolio
03/31/2015	$10.68	$0.25	$0.44	$0.69	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2014	10.95	0.21	(0.14)	0.07	(0.34)	0.00	0.00	(0.34)
03/31/2013	11.00	0.20	0.22	0.42	(0.38)	(0.09)	0.00	(0.47)
03/31/2012	10.85	0.27	0.45	0.72	(0.39)	(0.18)	0.00	(0.57)
03/31/2011	10.85	0.31	0.37	0.68	(0.36)	(0.32)	0.00	(0.68)

PIMCO Municipal Sector Portfolio
03/31/2015	$8.08	$0.39	$0.43	$0.82	$(0.52)	$(0.15)	$0.00	$(0.67)
03/31/2014	8.94	0.40	(0.49)	(0.09)	(0.39)	(0.38)	0.00	(0.77)
03/31/2013	8.68	0.40	0.36	0.76	(0.37)	(0.13)	0.00	(0.50)
03/31/2012	7.66	0.45	0.98	1.43	(0.41)	0.00	0.00	(0.41)
03/31/2011	8.08	0.45	(0.36)	0.09	(0.51)	0.00	0.00	(0.51)

PIMCO Real Return Portfolio
03/31/2015	$9.03	$0.11	$0.19	$0.30	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2014	9.86	0.14	(0.80)	(0.66)	(0.11)	(0.04)	(0.02)	(0.17)
03/31/2013	9.56	0.11	0.54	0.65	(0.18)	(0.17)	0.00	(0.35)
03/31/2012	9.18	0.18	0.91	1.09	(0.28)	(0.43)	0.00	(0.71)
03/31/2011	8.94	0.22	0.45	0.67	(0.19)	(0.24)	0.00	(0.43)

PIMCO Senior Floating Rate Portfolio
03/31/2015	$10.31	$0.45	$(0.14)	$0.31	$(0.56)	$(0.01)	$(0.01)	$(0.58)
03/31/2014	10.25	0.40	(0.03)	0.37	(0.31)	0.00	0.00	(0.31)
03/31/2013	10.09	0.43	0.19	0.62	(0.45)	(0.01)	0.00	(0.46)
04/29/2011 - 03/31/2012	10.00	0.35	(0.03)	0.32	(0.23)	0.00	0.00	(0.23)

PIMCO Short-Term Portfolio
03/31/2015	$9.60	$0.25	$(0.06)	$0.19	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2014	9.59	0.33	0.04	0.37	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.13	0.36	0.50	0.86	(0.40)	0.00	0.00	(0.40)
03/31/2012	9.33	0.37	(0.12)	0.25	(0.45)	0.00	0.00	(0.45)
03/31/2011	8.82	0.41	0.47	0.88	(0.37)	0.00	0.00	(0.37)

PIMCO Short-Term Floating NAV Portfolio
03/31/2015	$10.01	$0.02	$0.01	$0.03	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2014	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2013	10.02	0.03	0.00	0.03	(0.03)	(0.01)	0.00	(0.04)
03/31/2012	10.02	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2011	10.01	0.03	0.01	0.04	(0.03)	0.00	0.00	(0.03)

PIMCO Short-Term Floating NAV Portfolio II
03/31/2015	$10.01	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2014	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2013	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2012	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2011	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO U.S. Government Sector Portfolio
03/31/2015	$8.82	$0.17	$0.82	$0.99	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2014	9.44	0.14	(0.61)	(0.47)	(0.15)	0.00	0.00	(0.15)
03/31/2013	8.80	0.15	0.64	0.79	(0.15)	0.00	0.00	(0.15)
03/31/2012	8.80	0.13	(0.04)	0.09	(0.09)	0.00	0.00	(0.09)
03/31/2011	9.54	0.22	0.74	0.96	(0.25)	(1.45)	0.00	(1.70)

PIMCO International Portfolio (Consolidated)
03/31/2015	$4.57	$0.06	$0.54	$0.60	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2014	4.77	0.06	(0.01)	0.05	(0.25)	0.00	0.00	(0.25)
03/31/2013	5.12	0.10	0.27	0.37	(0.72)	0.00	0.00	(0.72)
03/31/2012	4.48	0.07	0.76	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2011	4.49	0.07	0.22	0.29	(0.30)	0.00	0.00	(0.30)

Please see footnotes on page 34.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.00	6.54%	$2,643,384	0.05%	0.05%	0.05%	0.05%	2.26%	1,742%
10.68	0.69	5,250,652	0.05	0.05	0.05	0.05	1.97	1,357
10.95	3.85	7,613,977	0.05	0.05	0.05	0.05	1.77	1,157
11.00	6.61	7,525,827	0.05	0.05	0.05	0.05	2.42	1,051
10.85	6.34	8,309,643	0.05	0.05	0.05	0.05	2.84	1,257

$8.23	10.41%	$164,087	0.06%	0.06%	0.05%	0.05%	4.66%	2%
8.08	(0.62)	248,361	0.06	0.06	0.05	0.05	4.85	17
8.94	8.88	359,440	0.07	0.07	0.05	0.05	4.47	27
8.68	19.03	399,627	0.23	0.23	0.05	0.05	5.49	85
7.66	1.03	331,088	0.24	0.24	0.05	0.05	5.51	36

$8.95	3.38%	$1,501,480	0.09%	0.09%	0.05%	0.05%	1.17%	139%
9.03	(6.69)	2,755,107	0.06	0.06	0.05	0.05	1.57	34
9.86	6.89	3,602,637	0.06	0.06	0.05	0.05	1.16	46
9.56	12.01	3,002,858	0.05	0.05	0.05	0.05	1.90	202
9.18	7.58	1,331,349	0.05	0.05	0.05	0.05	2.40	356

$10.04	3.18%	$47,924	0.05%	0.05%	0.05%	0.05%	4.38%	44%
10.31	3.62	91,512	0.05	0.05	0.05	0.05	3.88	117
10.25	6.27	23,398	0.05	0.05	0.05	0.05	4.20	94
10.09	3.30	8,818	0.05 *	0.51 *	0.05 *	0.51 *	3.84 *	112

$9.54	2.01%	$1,194,737	0.05%	0.05%	0.05%	0.05%	2.59%	52%
9.60	3.96	1,049,627	0.11	0.11	0.05	0.05	3.38	17
9.59	9.54	912,748	0.13	0.13	0.05	0.05	3.81	9
9.13	2.88	978,608	0.11	0.11	0.05	0.05	4.03	16
9.33	10.10	1,310,011	0.13	0.13	0.05	0.05	4.53	32

$9.99	0.35%	$574,001	0.00%	0.00%	0.00%	0.00%	0.25%	89%
10.01	0.23	7,962,630	0.00	0.00	0.00	0.00	0.26	87
10.01	0.34	21,169,065	0.00	0.00	0.00	0.00	0.32	184
10.02	0.34	30,750,639	0.00	0.00	0.00	0.00	0.27	84
10.02	0.41	59,498,485	0.00	0.00	0.00	0.00	0.34	40

$10.01	0.19%	$5,555,410	0.05%	0.05%	0.05%	0.05%	0.20%	68%
10.01	0.19	6,827,731	0.05	0.05	0.05	0.05	0.18	96
10.01	0.30	4,273,516	0.05	0.05	0.05	0.05	0.27	91
10.01	0.26	3,733,115	0.05	0.05	0.05	0.05	0.24	100
10.01	0.39	4,658,383	0.05	0.05	0.05	0.05	0.33	117

$9.67	11.29%	$2,203,702	0.06%	0.06%	0.05%	0.05%	1.82%	104%
8.82	(4.98)	3,277,262	0.05	0.05	0.05	0.05	1.55	96
9.44	8.98	3,734,105	0.05	0.05	0.05	0.05	1.59	69
8.80	1.07	4,074,397	0.05	0.05	0.05	0.05	1.42	569
8.80	9.99	4,877,476	0.06	0.06	0.05	0.05	2.22	333

$5.02	13.27%	$1,063,915	0.12%	0.12%	0.12%	0.12%	1.27%	156%
4.57	1.03	1,739,775	0.12	0.12	0.12	0.12	1.29	121
4.77	7.55	2,053,278	0.19	0.19	0.12	0.12	2.01	175
5.12	18.88	2,153,299	0.12	0.12	0.12	0.12	1.54	419
4.48	6.46	2,178,538	0.12	0.12	0.12	0.12	1.51	413

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)
03/31/2015	$9.99	$0.06		$(0.02)	$0.04	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2014	9.99	0.05		(0.01)	0.04	(0.04)	0.00	0.00	(0.04)
03/31/2013	10.01	0.06		(0.02)	0.04	(0.06)	0.00	0.00	(0.06)
03/12/2012 - 03/31/2012	10.00	0.00	^	0.01	0.01	0.00	0.00	0.00	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.92	0.31%	$36,450,693	0.00%		0.00%		0.00%		0.00%		0.58%		101%
9.99	0.34	49,219,987	0.00		0.00		0.00		0.00		0.49		267
9.99	0.44	19,768,175	0.00		0.00		0.00		0.00		0.61		319
10.01	0.06	856,978	0.00	*	0.00	*	0.00	*	0.00	*	0.25	*	0

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio

Assets:
Investments, at value
Investments in securities*	$1,326,097	$8,058	$599,302	$4,134	$622,221	$2,624,656	$25,213,149
Investments in Affiliates	271,751	6,854	123,333	5,811	4,576	25,212	205,969
Financial Derivative Instruments
Exchange-traded or centrally cleared	169	0	854	0	338	126	4,446
Over the counter	1,191	2,746	58,803	177	5,737	15,126	147,398
Cash	0	1	0	1	8,977	0	85,094
Deposits with counterparty	1,957	23	9,092	0	3,570	28,678	144,527
Foreign currency, at value	0	28	1,824	0	103	9	12,645
Receivable for investments sold♦	2,440	48	11,174	0	13,601	21,940	185,708
Receivable for Portfolio shares sold	0	0	0	0	0	0	107,500
Interest and dividends receivable	2,211	32	4,817	0	8,461	26,424	271,889
Dividends receivable from Affiliates	83	2	38	2	6	14	133
Other assets	0	0	0	0	0	0	0
	1,605,899	17,792	809,237	10,125	667,590	2,742,185	26,378,458

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$201,348	$122,414	$1,854,658
Payable for sale-buyback transactions	0	0	0	0	0	169,282	3,361,909
Payable for tender option bond floaters issued	0	0	0	0	0	0	0
Payable for short sales	2,182	0	0	0	0	0	1,068
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	122	0	207	2,064	16,058
Over the counter	10,390	1,145	25,558	310	3,053	4,364	186,635
Payable for investments purchased♦	5,461	0	0	0	5,224	30,834	120,297
Payable for investments in Affiliates purchased	83	2	38	2	6	14	133
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	504	0	0
Deposits from counterparty	1,750	1,430	41,581	0	3,380	13,140	135,386
Payable for Portfolio shares redeemed	2,805	0	3,158	0	2,558	11,782	35,600
Dividends payable	0	0	0	0	0	0	0
Accrued investment advisory fees	26	0	13	0	8	41	340
Accrued supervisory and administrative fees	40	1	63	1	12	61	510
Reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	12	0	1	0	2	8	96
	22,749	2,578	70,534	313	216,302	354,004	5,712,690

Net Assets	$1,583,150	$15,214	$738,703	$9,812	$451,288	$2,388,181	$20,665,768

Net Assets Consist of:
Paid in capital	$1,549,785	$111,900	$796,353	$9,888	$606,864	$2,246,579	$18,183,828
Undistributed (overdistributed) net investment income	13,278	(1,510)	(7,094)	134	22,031	12,764	103,267
Accumulated undistributed net realized gain (loss)	(13,989)	(94,213)	(14,196)	(76)	(160,585)	(5,457)	270,015
Net unrealized appreciation (depreciation)	34,076	(963)	(36,360)	(134)	(17,022)	134,295	2,108,658
	$1,583,150	$15,214	$738,703	$9,812	$451,288	$2,388,181	$20,665,768

Shares Issued and Outstanding	128,183	3,431	75,534	1,341	60,223	235,258	1,633,752

Net Asset Value and Redemption Price Per Share Outstanding	$12.35	$4.43	$9.78	$7.32	$7.49	$10.15	$12.65

Cost of Investments in securities	$1,298,055	$10,601	$663,162	$4,134	$640,435	$2,477,284	$22,996,189
Cost of Investments in Affiliates	$271,686	$6,866	$123,308	$5,810	$4,576	$25,211	$205,950
Cost of Foreign Currency Held	$0	$30	$1,865	$0	$104	$8	$12,705
Proceeds Received on Short Sales	$2,171	$0	$0	$0	$0	$0	$1,066
Cost or Premiums of Financial Derivative Instruments, net	$(14,172)	$0	$716	$2	$881	$8,364	$(48,582)

* Includes repurchase agreements of:	$1,530	$183	$1,298	$3,863	$3,147	$4,916	$4,931

†	A zero balance may reflect actual amounts rounding to less than one thousand.
♦	All or a portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$289,435	$518,558	$3,968,777	$160,661	$1,829,422	$43,590	$1,025,602	$571,733	$5,504,843	$3,106,991
65,465	90,969	336,071	3,345	123,403	4,218	167,321	0	0	137

0	4	0	0	508	0	0	0	0	1,576
93	19	9,214	0	30,820	14	106	0	0	0
1	0	143	0	1	46	234	1	5,359	584
556	575	749	0	3,740	0	1,804	0	299	4,243
0	0	0	0	2,611	2	0	0	0	0
0	66,943	1,650,603	0	11,894	1,064	1,827	0	0	47,982
0	0	0	0	0	0	0	0	129,300	0
1,174	2,334	8,192	2,577	7,400	313	2,230	2,267	11,564	16,622
19	23	128	3	13	1	53	0	0	0
0	0	0	0	0	0	0	0	0	3
356,743	679,425	5,973,877	166,586	2,009,812	49,248	1,199,177	574,001	5,651,365	3,178,138

$0	$0	$0	$0	$375,033	$0	$0	$0	$0	$578,314
0	0	0	0	69,546	0	0	0	0	326,929
0	0	0	1,676	0	0	0	0	0	0
0	0	508,385	0	10,507	0	0	0	0	21,423

63	0	76	0	651	0	99	0	0	2,248
161	166	2,521	0	18,530	6	2,287	0	0	2,294
0	164,014	2,783,887	0	7,800	1,312	164	0	91,658	18,150
19	23	128	3	13	1	53	0	0	0
0	0	0	0	0	0	0	0	0	0
0	440	17,945	0	15,994	0	150	0	0	11,748
0	0	17,427	803	10,186	0	1,631	0	4,046	13,232
0	0	0	0	0	0	0	0	12	0
6	8	46	3	26	1	20	0	94	38
9	13	68	4	39	1	30	0	142	56
1	1	0	0	0	2	0	0	0	0
0	2	10	10	7	1	6	0	3	4
259	164,667	3,330,493	2,499	508,332	1,324	4,440	0	95,955	974,436

$356,484	$514,758	$2,643,384	$164,087	$1,501,480	$47,924	$1,194,737	$574,001	$5,555,410	$2,203,702

$359,390	$509,354	$2,691,781	$126,232	$1,557,111	$48,548	$1,545,519	$574,073	$5,555,442	$2,157,718
(31)	283	18,849	7,414	(25,160)	(8)	11,242	0	(22)	10,426
(4,826)	(821)	(113,524)	6,350	(46,355)	(179)	(362,738)	8	28	(20,909)
1,951	5,942	46,278	24,091	15,884	(437)	714	(80)	(38)	56,467
$356,484	$514,758	$2,643,384	$164,087	$1,501,480	$47,924	$1,194,737	$574,001	$5,555,410	$2,203,702

36,097	51,857	240,287	19,928	167,799	4,772	125,255	57,439	555,036	227,971

$9.88	$9.93	$11.00	$8.23	$8.95	$10.04	$9.54	$9.99	$10.01	$9.67

$287,158	$512,526	$3,930,900	$137,319	$1,819,014	$44,036	$1,024,581	$571,813	$5,504,881	$3,054,040
$65,454	$90,950	$335,987	$3,344	$123,391	$4,218	$167,300	$0	$0	$137
$0	$0	$0	$0	$2,628	$2	$0	$0	$0	$0
$0	$0	$506,355	$0	$10,429	$0	$0	$0	$0	$21,376
$(7)	$(32)	$(5,521)	$0	$(2,483)	$0	$(3,101)	$0	$0	$(2,522)

$524	$515	$4,822	$469	$2,399	$0	$3,158	$51,590	$929,000	$3,580

ANNUAL REPORT	MARCH 31, 2015	37

Consolidated Statements of Assets and Liabilities

March 31, 2015

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:
Investments, at value
Investments in securities*	$610,167	$39,322,512
Investments in Affiliates	326,005	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,356	0
Over the counter	52,353	832,554
Cash	160	10,765
Deposits with counterparty	6,757	64,167
Foreign currency, at value	11,847	385,064
Receivable for investments sold♦	167,288	790,781
Interest receivable	4,388	107,433
Dividends receivable from Affiliates	90	0
	1,180,411	41,513,276

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$269	$0
Over the counter	36,356	113,743
Payable for investments purchased♦	51,432	4,201,918
Payable for investments in Affiliates purchased	90	0
Deposits from counterparty	22,097	746,923
Payable for Portfolio shares redeemed	6,142	0
Dividends payable	0	(1)
Accrued investment advisory fees	18	0
Accrued supervisory and administrative fees	90	0
Other liabilities	2	0
	116,496	5,062,583

Net Assets	$1,063,915	$36,450,693

Net Assets Consist of:
Paid in capital	$998,328	$36,768,662
Undistributed (overdistributed) net investment income	108,473	(282,549)
Accumulated undistributed net realized (loss)	(29,359)	(15,524)
Net unrealized (depreciation)	(13,527)	(19,896)
	$1,063,915	$36,450,693

Shares Issued and Outstanding	211,915	3,674,849

Net Asset Value and Redemption Price Per Share Outstanding	$5.02	$9.92

Cost of Investments in securities	$632,645	$40,081,821
Cost of Investments in Affiliates	$326,931	$0
Cost of Foreign Currency Held	$11,849	$375,947
Cost or Premiums of Financial Derivative Instruments, net	$871	$0

* Includes repurchase agreements of:	$137,880	$7,209,016

†	A zero balance may reflect actual amounts rounding to less than one thousand.
♦	All or a portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio

Investment Income:
Interest	$40,754	$2,041	$38,676	$3	$45,768
Dividends	0	0	0	0	3,325
Dividends from Investments in Affiliates	2,415	95	1,767	64	143
Total Income	43,169	2,136	40,443	67	49,236

Expenses:
Investment advisory fees	299	11	189	2	101
Supervisory and administrative fees	448	54	946	4	151
Dividends on short sales	0	0	0	0	109
Trustee fees	5	0	3	0	1
Interest expense	11	1	19	0	1,677
Miscellaneous expense	10	0	0	0	1
Total Expenses	773	66	1,157	6	2,040

Net Investment Income	42,396	2,070	39,286	61	47,196

Net Realized Gain (Loss):
Investments in securities	(6,151)	(7,540)	(6,517)	0	19,141
Investments in Affiliates	(1,681)	(21)	(1,230)	(40)	(52)
Exchange-traded or centrally cleared financial derivative instruments	1,584	0	11,878	0	(4,851)
Over the counter financial derivative instruments	1,167	963	15,791	137	8,074
Short sales	0	0	0	0	172
Foreign currency	0	(101)	1,275	(237)	(292)
Net Realized Gain (Loss)	(5,081)	(6,699)	21,197	(140)	22,192

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	14,508	3,651	(68,133)	(1)	(56,937)
Investments in Affiliates	65	(12)	24	1	(1)
Exchange-traded or centrally cleared financial derivative instruments	2,499	(4)	(8,451)	0	176
Over the counter financial derivative instruments	2,105	2,266	42,686	(432)	4,806
Short sales	0	0	0	0	1,689
Foreign currency assets and liabilities	0	(32)	(245)	49	(103)
Net Change in Unrealized Appreciation (Depreciation)	19,177	5,869	(34,119)	(383)	(50,370)
Net Gain (Loss)	14,096	(830)	(12,922)	(523)	(28,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,492	$1,240	$26,364	$(462)	$19,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	39

Statements of Operations (Cont.)

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio

Investment Income:
Interest, net of foreign taxes*	$120,167	$1,092,484	$3,145	$8,134	$99,130
Dividends	3,072	7,023	0	0	0
Dividends from Investments in Affiliates	1,483	5,936	54	50	1,800
Total Income	124,722	1,105,443	3,199	8,184	100,930

Expenses:
Investment advisory fees	659	4,424	69	106	874
Supervisory and administrative fees	989	6,637	104	160	1,311
Dividends on short sales	0	0	0	0	42
Trustee fees	10	70	1	2	13
Interest expense	72	5,114	2	1	50
Miscellaneous expense	0	0	2	3	7
Total Expenses	1,730	16,245	178	272	2,297
Waiver and/or Reimbursement by PIMCO	0	0	(1)	(2)	0
Net Expenses	1,730	16,245	177	270	2,297

Net Investment Income	122,992	1,089,198	3,022	7,914	98,633

Net Realized Gain (Loss):
Investments in securities	105,092	361,486	2,552	9,525	128,172
Investments in Affiliates	(1,261)	(4,545)	0	0	(470)
Exchange-traded or centrally cleared financial derivative instruments	(48,046)	52,454	(2,439)	(2,247)	(1,985)
Over the counter financial derivative instruments	24,775	227,513	255	161	(14,805)
Foreign currency	0	(14,981)	0	0	0
Net Realized Gain (Loss)	80,560	621,927	368	7,439	110,912

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(68,464)	1,325,861	1,313	5,051	64,538
Investments in Affiliates	236	19	11	19	83
Exchange-traded or centrally cleared financial derivative instruments	(7,219)	(161,455)	(242)	69	(1,866)
Over the counter financial derivative instruments	(10,888)	(20,624)	(91)	(188)	10,285
Foreign currency assets and liabilities	(1)	(2,234)	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(86,336)	1,141,567	991	4,951	73,040
Net Gain (Loss)	(5,776)	1,763,494	1,359	12,390	183,952

Net Increase in Net Assets Resulting from Operations	$117,216	$2,852,692	$4,381	$20,304	$282,585

* Foreign tax withholdings	$0	$74	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$10,431	$28,882	$2,590	$36,319	$11,494	$16,394	$53,091
0	0	0	0	0	0	0
114	210	24	1,816	0	0	909
10,545	29,092	2,614	38,135	11,494	16,394	54,000

45	463	12	289	0	1,313	576
67	695	18	433	0	1,969	864
0	0	0	0	0	0	0
1	6	0	5	0	16	8
12	859	0	5	9	16	332
0	0	3	5	0	0	2
125	2,023	33	737	9	3,314	1,782
0	0	0	0	0	0	0
125	2,023	33	737	9	3,314	1,782

10,420	27,069	2,581	37,398	11,485	13,080	52,218

9,390	(15,724)	(200)	1,618	701	270	(8,768)
(67)	(113)	(13)	(1,328)	0	0	(242)
0	(36,359)	18	(2,108)	0	0	120,432
0	72,610	95	662	0	0	1,600
0	(4,371)	4	0	0	0	0
9,323	16,043	(96)	(1,156)	701	270	113,022

3,155	33,114	(645)	(9,153)	(668)	(797)	74,080
1	11	0	26	0	0	5
0	(6,444)	(1)	(1,934)	0	0	44,731
0	13,460	9	826	0	0	11
0	(443)	1	0	0	0	0
3,156	39,698	(636)	(10,235)	(668)	(797)	118,827
12,479	55,741	(732)	(11,391)	33	(527)	231,849

$22,899	$82,810	$1,849	$26,007	$11,518	$12,553	$284,067

$0	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2015	41

Consolidated Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:
Interest	$18,122	$351,476
Dividends from Investments in Affiliates	2,529	0
Total Income	20,651	351,476

Expenses:
Investment advisory fees	298	0
Supervisory and administrative fees	1,489	0
Trustee fees	4	0
Interest expense	19	2,358
Miscellaneous expense	1	0
Total Expenses	1,811	2,358

Net Investment Income	18,840	349,118

Net Realized Gain (Loss):
Investments in securities	(31,994)	(2,383,284)
Investments in Affiliates	(428)	0
Exchange-traded or centrally cleared financial derivative instruments	(11,472)	0
Over the counter financial derivative instruments	207,702	1,366,377
Foreign currency	5,566	887,050
Net Realized Gain (Loss)	169,374	(129,857)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(34,870)	(772,739)
Investments in Affiliates	(951)	0
Exchange-traded or centrally cleared financial derivative instruments	(1,703)	0
Over the counter financial derivative instruments	18,714	716,095
Foreign currency assets and liabilities	(2,672)	27,936
Net Change in Unrealized (Depreciation)	(21,482)	(28,708)
Net Gain (Loss)	147,892	(158,565)

Net Increase in Net Assets Resulting from Operations	$166,732	$190,553

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Developing Local Markets Portfolio		PIMCO Emerging Markets Portfolio		PIMCO FX Strategy Portfolio

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$42,396	$37,757	$2,070	$6,314	$39,286	$47,400	$61	$25
Net realized gain (loss)	(5,081)	(413)	(6,699)	(12,619)	21,197	(16,001)	(140)	(1,840)
Net change in unrealized appreciation (depreciation)	19,177	18,064	5,869	(7,111)	(34,119)	(49,675)	(383)	189
Net increase (decrease) in net assets resulting from operations	56,492	55,408	1,240	(13,416)	26,364	(18,276)	(462)	(1,626)

Distributions to Shareholders:
From net investment income	(44,490)	(41,800)	0	0	(43,200)	(52,000)	0	(2,116)
From net realized capital gains	0	0	0	(17,016)	0	0	0	0
Tax basis return of capital	0	0	0	(3,022)	0	0	0	0

Total Distributions	(44,490)	(41,800)	0	(20,038)	(43,200)	(52,000)	0	(2,116)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	482,166	291,927	(70,272)	(82,623)	(317,300)	(89,107)	(2,000)	(11,839)

Total Increase (Decrease) in Net Assets	494,168	305,535	(69,032)	(116,077)	(334,136)	(159,383)	(2,462)	(15,581)

Net Assets:
Beginning of year	1,088,982	783,447	84,246	200,323	1,072,839	1,232,222	12,274	27,855
End of year*	$1,583,150	$1,088,982	$15,214	$84,246	$738,703	$1,072,839	$9,812	$12,274

* Including undistributed (overdistributed) net investment income of:	$13,278	$11,898	$(1,510)	$(1,884)	$(7,094)	$(15,915)	$134	$(630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	43

Statements of Changes in Net Assets (Cont.)

	PIMCO High Yield Portfolio		PIMCO Investment Grade Corporate Portfolio		PIMCO Long Duration Corporate Bond Portfolio		PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,196	$45,111	$122,992	$137,705	$1,089,198	$829,707	$3,022	$2,237
Net realized gain (loss)	22,192	(23,483)	80,560	162,945	621,927	51,365	368	(4,162)
Net change in unrealized appreciation (depreciation)	(50,370)	14,419	(86,336)	(193,037)	1,141,567	(352,363)	991	109
Net increase (decrease) in net assets resulting from operations	19,018	36,047	117,216	107,613	2,852,692	528,709	4,381	(1,816)

Distributions to Shareholders:
From net investment income	(33,300)	(50,000)	(143,501)	(160,002)	(1,049,501)	(959,509)	(4,000)	(2,500)
From net realized capital gains	0	0	(105,935)	(194,284)	(174,772)	(335,966)	0	0
Tax basis return of capital	0	0	0	0	0	0	(30)	0

Total Distributions	(33,300)	(50,000)	(249,436)	(354,286)	(1,224,273)	(1,295,475)	(4,030)	(2,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(83,672)	(78,332)	(1,229,584)	(401,033)	(1,910,226)	7,225,423	(4,252)	107,697

Total Increase (Decrease) in Net Assets	(97,954)	(92,285)	(1,361,804)	(647,706)	(281,807)	6,458,657	(3,901)	103,381

Net Assets:
Beginning of year	549,242	641,527	3,749,985	4,397,691	20,947,575	14,488,918	360,385	257,004
End of year*	$451,288	$549,242	$2,388,181	$3,749,985	$20,665,768	$20,947,575	$356,484	$360,385

* Including undistributed (overdistributed) net investment income of:	$22,031	$(44)	$12,764	$20,592	$103,267	$(69,118)	$(31)	$367

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Moderate Duration Portfolio		PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio		PIMCO Senior Floating Rate Portfolio

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$7,914	$6,357	$98,633	$121,971	$10,420	$13,445	$27,069	$46,552	$2,581	$2,399
7,439	(7,306)	110,912	(59,352)	9,323	(603)	16,043	(7,923)	(96)	73
4,951	103	73,040	(32,952)	3,156	(19,438)	39,698	(259,482)	(636)	17
20,304	(846)	282,585	29,667	22,899	(6,596)	82,810	(220,853)	1,849	2,489

(9,000)	(5,950)	(142,801)	(191,998)	(13,599)	(12,600)	(90,601)	(36,696)	(3,024)	(2,125)
0	0	0	0	(3,278)	(11,202)	0	(12,369)	(67)	0
0	0	0	0	0	0	0	(5,300)	(69)	0

(9,000)	(5,950)	(142,801)	(191,998)	(16,877)	(23,802)	(90,601)	(54,365)	(3,160)	(2,125)

(23,480)	250,387	(2,747,052)	(2,200,994)	(90,296)	(80,681)	(1,245,836)	(572,312)	(42,277)	67,750
(12,176)	243,591	(2,607,268)	(2,363,325)	(84,274)	(111,079)	(1,253,627)	(847,530)	(43,588)	68,114

526,934	283,343	5,250,652	7,613,977	248,361	359,440	2,755,107	3,602,637	91,512	23,398
$514,758	$526,934	$2,643,384	$5,250,652	$164,087	$248,361	$1,501,480	$2,755,107	$47,924	$91,512

$283	$964	$18,849	$18,285	$7,414	$10,561	$(25,160)	$(7,961)	$(8)	$351

ANNUAL REPORT	MARCH 31, 2015	45

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Portfolio		PIMCO Short-Term Floating NAV Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$37,398	$31,614	$11,485	$33,830	$13,080	$11,370	$52,218	$54,315
Net realized gain (loss)	(1,156)	(177)	701	551	270	(127)	113,022	(112,825)
Net change in unrealized appreciation (depreciation)	(10,235)	6,017	(668)	(1,700)	(797)	113	118,827	(134,322)
Net increase (decrease) in net assets resulting from operations	26,007	37,454	11,518	32,681	12,553	11,356	284,067	(192,832)

Distributions to Shareholders:
From net investment income	(39,000)	(35,300)	(12,866)	(34,279)	(13,420)	(11,482)	(38,801)	(58,002)
Tax basis return of capital	0	0	0	0	0	0	0	0

Total Distributions	(39,000)	(35,300)	(12,866)	(34,279)	(13,420)	(11,482)	(38,801)	(58,002)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	158,103	134,725	(7,387,281)	(13,204,837)	(1,271,454)	2,554,341	(1,318,826)	(206,009)

Total Increase (Decrease) in Net Assets	145,110	136,879	(7,388,629)	(13,206,435)	(1,272,321)	2,554,215	(1,073,560)	(456,843)

Net Assets:
Beginning of year	1,049,627	912,748	7,962,630	21,169,065	6,827,731	4,273,516	3,277,262	3,734,105
End of year*	$1,194,737	$1,049,627	$574,001	$7,962,630	$5,555,410	$6,827,731	$2,203,702	$3,277,262

*Including undistributed (overdistributed) net investment income of:	$11,242	$10,695	$0	$268	$(22)	$202	$10,426	$7,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,840	$24,068	$349,118	$213,182
Net realized gain (loss)	169,374	12,197	(129,857)	(85,962)
Net change in unrealized appreciation (depreciation)	(21,482)	(20,990)	(28,708)	18,172
Net increase in net assets resulting from operations	166,732	15,275	190,553	145,392

Distributions to Shareholders:
From net investment income	(36,800)	(96,832)	(492,102)	(159,056)

Total Distributions	(36,800)	(96,832)	(492,102)	(159,056)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(805,792)	(231,946)	(12,467,745)	29,465,476

Total Increase (Decrease) in Net Assets	(675,860)	(313,503)	(12,769,294)	29,451,812

Net Assets:
Beginning of year	1,739,775	2,053,278	49,219,987	19,768,175
End of year*	$1,063,915	$1,739,775	$36,450,693	$49,219,987

* Including undistributed (overdistributed) net investment income of:	$108,473	$(22,983)	$(282,549)	$(4,841)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	47

Statements of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO High Yield Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Real Return Portfolio

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$19,018	$2,852,692	$82,810

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(576,859)	(14,965,172)	(3,597,587)
Proceeds from sales of long-term securities	620,746	12,789,954	4,321,516
(Purchases) Proceeds from sales of short-term portfolio investments, net	62,845	(137,867)	300,726
(Increase) decrease in deposits with counterparty	8,118	(102,334)	7,176
(Increase) decrease in receivable for investments sold	8,152	38,645	(7,646)
(Increase) decrease in interest and dividends receivable	3,416	(13,068)	2,490
(Increase) in exchange-traded or centrally cleared derivatives	(4,955)	(91,201)	(41,764)
Decrease in over the counter derivatives	7,248	229,522	75,055
Increase (decrease) in payable for investments purchased	(15,456)	(220,873)	4,997
Increase in deposits from counterparty	2,748	120,444	12,834
Increase (decrease) in accrued investment advisory fees	(1)	14	(18)
Increase (decrease) in accrued supervisory and administrative fees	(1)	22	(27)
Proceeds from (Payments on) short sales transactions, net	(33,235)	22	10,429
(Payments on) currency transactions	(474)	(17,215)	(4,814)
Increase in other liabilities	1	92	2
Net Realized (Gain) Loss
Investments in securities	(19,141)	(361,486)	15,724
Investments in Affiliates	52	4,545	113
Exchange-traded or centrally cleared financial derivative instruments	4,851	(52,454)	36,359
Short sales	(172)	0	0
Over the counter financial derivative instruments	(8,074)	(227,513)	(72,610)
Foreign currency	292	14,981	4,371
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	56,937	(1,325,861)	(33,114)
Investments in Affiliates	1	(19)	(11)
Exchange-traded or centrally cleared financial derivative instruments	(176)	161,455	6,444
Over the counter financial derivative instruments	(4,806)	20,624	(13,460)
Short sales	(1,689)	0	0
Foreign currency assets and liabilities	103	2,234	443
Net amortization (accretion) on investments	343	59,654	24,528
Net cash provided by (used for) operating activities	129,832	(1,220,163)	1,134,966

Cash flows received from (used for) financing activities:
Proceeds from shares sold	167,330	3,312,575	162,900
Payments on shares redeemed	(280,792)	(6,535,776)	(1,489,633)
Cash dividend paid*	(1,272)	(8,098)	(1,408)
Proceeds from reverse repurchase agreements	1,719,822	26,859,792	1,969,768
Payments on reverse repurchase agreements	(1,726,232)	(25,618,476)	(1,744,848)
Proceeds from sale-buyback transactions	0	40,014,377	4,066,126
Payments on sale-buyback transactions	0	(36,724,131)	(4,096,611)
Proceeds from deposits from counterparty	1,971	53,773	6,574
Payments on deposits from counterparty	(1,938)	(53,773)	(6,574)
Net cash received from (used for) financing activities	(121,111)	1,300,263	(1,133,706)

Net Increase in Cash and Foreign Currency	8,721	80,100	1,260

Cash and Foreign Currency:
Beginning of year	359	17,639	1,352
End of year	$9,080	$97,739	$2,612

* Reinvestment of distributions	$32,028	$1,216,175	$89,193

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,272	$2,532	$998

†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PRIVATE ACCOUNT PORTFOLIO SERIES

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.7%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
0.821% due 03/24/2034	$1,036	$839

INDUSTRIALS 0.6%
CVS Pass-Through Trust
5.880% due 01/10/2028	1,461	1,688
Times Square Hotel Trust
8.528% due 08/01/2026	5,657	7,377
UAL Pass-Through Trust
6.636% due 01/02/2024	1,268	1,370

		10,435

Total Corporate Bonds & Notes (Cost $9,466)		11,274

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.1%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.355% due 04/01/2040	826	831

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,485	3,049

Total Municipal Bonds & Notes (Cost $4,109)		3,880

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
0.234% due 07/25/2037	4,122	4,001
0.304% due 03/25/2036	71	68
0.414% due 08/25/2031 - 05/25/2032	227	208
0.577% due 09/17/2027	4	4
0.624% due 06/25/2021 - 02/25/2033	133	134
0.674% due 01/25/2020 - 03/25/2022	52	53
0.724% due 12/25/2021	8	8
0.777% due 11/18/2031	5	5
0.824% due 11/25/2031	86	88
0.874% due 04/25/2022	7	8
0.924% due 05/25/2022	15	15
1.024% due 05/25/2018 - 10/25/2020	29	30
1.074% due 08/25/2023	20	20
1.174% due 12/25/2023 - 04/25/2032	38	39
1.321% due 03/01/2044 - 10/01/2044	93	95
1.324% due 10/25/2022 - 09/25/2023	19	20
1.328% due 10/01/2044	24	24
1.504% due 02/01/2033	287	300
1.521% due 11/01/2030 - 10/01/2040	77	79
1.560% due 12/25/2021	3	3
1.750% due 12/25/2023	33	34
1.788% due 09/01/2033	45	47
1.790% due 06/01/2033	28	29
1.793% due 03/01/2035	43	45
1.940% due 07/01/2035	63	67

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.942% due 10/01/2026 - 11/01/2040	$106	$108
1.945% due 01/01/2035	16	17
1.950% due 08/01/2033 - 02/01/2035	122	129
1.975% due 03/01/2035	37	39
2.001% due 11/01/2034	3	4
2.024% due 04/01/2036	7	8
2.042% due 11/01/2035	5	6
2.117% due 10/01/2034	15	17
2.128% due 02/01/2035	27	28
2.130% due 03/01/2030	12	12
2.149% due 09/01/2033	19	20
2.155% due 07/01/2034	21	21
2.158% due 04/01/2033	27	28
2.160% due 11/01/2034	42	45
2.173% due 12/01/2035	33	35
2.182% due 05/01/2036	26	27
2.183% due 07/01/2033	28	30
2.199% due 12/01/2033	1	1
2.200% due 08/01/2033	44	46
2.215% due 05/01/2033	75	80
2.220% due 10/01/2031 - 11/01/2032	97	103
2.224% due 03/01/2033	3	3
2.239% due 04/01/2018	3	3
2.247% due 12/01/2036	58	63
2.250% due 10/01/2032 - 12/01/2036	106	112
2.252% due 05/01/2034	55	59
2.253% due 09/01/2030	26	27
2.260% due 08/01/2032	5	5
2.286% due 05/01/2025	4	4
2.296% due 04/01/2032	32	34
2.297% due 12/01/2036	51	54
2.304% due 10/01/2033	9	9
2.306% due 09/01/2033	18	19
2.311% due 03/01/2035	19	21
2.351% due 07/01/2033	20	22
2.375% due 03/01/2029 - 09/01/2032	57	58
2.400% due 01/01/2033	29	29
2.433% due 04/01/2034	7	7
2.454% due 01/01/2037	22	24
2.460% due 04/01/2036	36	39
2.465% due 05/01/2031	10	11
2.480% due 06/01/2033 - 08/01/2035	65	68
2.625% due 09/01/2015 - 09/01/2033	49	50
2.838% due 06/01/2033	129	136
3.476% due 05/01/2036	40	42
4.000% due 11/25/2033	85	94
4.210% due 11/01/2019	12	12
4.240% due 02/01/2018	1	1
4.250% due 10/01/2027 - 03/25/2033	5	5
4.300% due 12/01/2017	4	4
4.365% due 03/01/2019	4	4
5.000% due 06/25/2023 - 11/25/2032	450	496
5.370% due 08/25/2043	38	38
5.500% due 08/01/2018 - 09/25/2035	1,764	2,112
6.500% due 06/25/2028	44	50
6.770% due 01/18/2029	34	35
7.000% due 02/01/2019 - 07/25/2042	22	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 08/25/2021 - 07/25/2022	$40	$45
8.500% due 05/01/2017 - 04/01/2032	137	154
9.375% due 04/01/2016	3	3
15.426% due 08/25/2021	22	28
Freddie Mac
0.425% due 10/15/2032	17	17
0.434% due 08/25/2031	121	119
0.525% due 12/15/2029	21	21
0.534% due 10/25/2029	1	1
0.625% due 12/15/2031	6	7
0.725% due 04/15/2022 - 08/15/2031	27	27
0.825% due 03/15/2020	10	10
0.875% due 06/15/2022	15	15
1.115% due 05/15/2023	28	28
1.125% due 02/15/2021	6	6
1.140% due 09/25/2023	420	425
1.220% due 10/25/2044	4,843	4,972
1.275% due 05/15/2023	9	9
1.314% due 02/25/2045	31	32
1.521% due 07/25/2044	1,104	1,127
1.750% due 02/01/2017	1	1
1.845% due 09/01/2035	26	28
1.890% due 10/15/2022	11	11
2.195% due 01/01/2035	43	46
2.232% due 10/01/2034	41	44
2.233% due 02/01/2035	15	16
2.235% due 04/01/2036	19	20
2.237% due 01/01/2035	38	40
2.243% due 02/01/2035	37	40
2.276% due 11/01/2027	70	71
2.280% due 09/01/2028	21	22
2.291% due 02/01/2035	41	43
2.299% due 03/01/2028	5	6
2.310% due 02/01/2022	6	6
2.331% due 10/01/2033	7	7
2.333% due 04/01/2032	96	99
2.340% due 09/01/2035	19	19
2.348% due 04/01/2033	4	4
2.355% due 12/01/2033	104	111
2.360% due 09/01/2033	81	87
2.362% due 11/01/2034	69	74
2.363% due 04/01/2034	43	45
2.365% due 11/01/2023	5	5
2.367% due 01/01/2035 - 07/01/2037	78	84
2.375% due 08/01/2032 - 11/01/2034	73	78
2.408% due 02/01/2026	5	5
2.455% due 08/01/2030	18	18
2.464% due 02/01/2035	71	76
2.465% due 03/01/2034	51	54
2.472% due 04/01/2035	163	167
2.495% due 01/01/2032	7	7
2.498% due 08/01/2023	16	17
2.519% due 03/01/2032	81	85
2.520% due 02/01/2036	34	36
2.542% due 03/01/2030	26	27
2.600% due 03/01/2033	10	10
4.000% due 10/15/2033	121	130
4.500% due 05/15/2018 - 09/15/2018	111	116
5.000% due 08/15/2019 - 02/15/2036	850	928
5.421% due 05/01/2026	26	27
5.500% due 05/15/2036	54	61

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.844% due 08/01/2031	$91	$97
6.500% due 03/15/2021 - 07/25/2043	703	830
7.000% due 06/15/2029	46	54
7.500% due 02/15/2023 - 01/15/2031	16	18
8.000% due 03/15/2023	27	32
9.250% due 11/15/2019	3	3
9.500% due 04/15/2020	5	6
Ginnie Mae
0.576% due 02/20/2029	2	2
1.625% due 01/20/2023 - 10/20/2033	378	392
2.000% due 04/20/2017 - 07/20/2030	125	131
2.125% due 01/20/2034	37	39
3.000% due 04/20/2018 - 04/20/2019	11	11
4.000% due 04/20/2016 - 04/20/2019	4	5

Total U.S. Government Agencies (Cost $20,266)		21,438

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Notes
1.500% due 08/31/2018	12,100	12,285
2.125% due 12/31/2015 (d)(f)	11,036	11,191

Total U.S. Treasury Obligations (Cost $23,526)		23,476

MORTGAGE-BACKED SECURITIES 37.9%
Adjustable Rate Mortgage Trust
0.454% due 11/25/2035	2,662	2,423
American Home Mortgage Investment Trust
2.378% due 06/25/2045	7,479	7,405
Banc of America Alternative Loan Trust
6.000% due 04/25/2037	6,448	4,997
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	6,100	6,281
Banc of America Funding Trust
0.366% due 10/20/2036	1,136	857
1.995% due 01/26/2037	86	87
2.498% due 09/20/2046	3,918	3,269
2.868% due 01/20/2047 ^	29	24
Banc of America Mortgage Trust
2.496% due 12/25/2033	149	149
2.497% due 05/25/2033	138	137
2.498% due 07/25/2033	264	254
2.625% due 11/25/2033	61	60
2.695% due 10/25/2035 ^	1,613	1,430
2.736% due 06/25/2034	897	895
2.755% due 06/25/2035	1,837	1,769
3.020% due 11/25/2034	200	190
3.091% due 02/25/2033	71	70
BCAP LLC Trust
2.628% due 06/26/2035	5,767	5,813
BCRR Trust
5.796% due 08/17/2045	7,124	7,577
Bear Stearns Adjustable Rate Mortgage Trust
2.257% due 02/25/2036 ^	400	371
2.482% due 05/25/2034	45	42
2.568% due 05/25/2033	399	373
2.584% due 10/25/2034	59	59
2.594% due 02/25/2033	14	13
2.638% due 04/25/2034	159	158
2.641% due 03/25/2035	2,708	2,643
2.660% due 04/25/2034	1,368	1,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.674% due 08/25/2035	$4,081	$3,689
2.722% due 01/25/2034	120	124
2.731% due 05/25/2047 ^	1,456	1,265
2.749% due 11/25/2030	81	77
2.754% due 07/25/2034	1	1
2.797% due 02/25/2034	1,456	1,429
2.797% due 10/25/2034	153	138
3.141% due 02/25/2035	4,840	4,795
Bear Stearns ALT-A Trust
2.315% due 01/25/2036 ^	1,037	832
2.374% due 12/25/2033	908	925
2.446% due 04/25/2035	188	182
2.494% due 08/25/2036 ^	2,479	1,798
2.521% due 11/25/2035 ^	3,270	2,471
2.522% due 02/25/2036 ^	25	19
2.756% due 08/25/2036 ^	2,454	1,803
Bear Stearns Asset-Backed Securities Trust
5.500% due 01/25/2034	70	72
5.500% due 12/25/2035	228	194
5.750% due 10/25/2033	799	838
6.000% due 06/25/2034	939	965
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	9,678	10,304
Bear Stearns Mortgage Securities, Inc.
3.104% due 06/25/2030	29	30
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	2,094	1,713
3.068% due 12/26/2046	9,747	7,700
Bella Vista Mortgage Trust
0.426% due 05/20/2045	6,894	5,459
0.541% due 02/25/2035	12,379	9,572
CBA Commercial Small Balance Commercial Mortgage
0.454% due 12/25/2036	218	181
Charlotte Gateway Village LLC
6.410% due 12/01/2016	429	444
Chase Mortgage Finance Trust
2.454% due 12/25/2035 ^	3,971	3,631
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.683% due 01/25/2035	887	740
Citigroup Commercial Mortgage Trust
5.703% due 12/10/2049	8,464	9,122
Citigroup Mortgage Loan Trust, Inc.
0.504% due 12/25/2034	564	493
0.971% due 08/25/2035 ^	523	411
2.500% due 11/25/2035	6,026	5,990
2.530% due 05/25/2035	79	79
2.573% due 08/25/2035	1,263	1,256
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	217	193
Commercial Mortgage Loan Trust
6.028% due 12/10/2049	4,574	4,897
Community Program Loan Trust
4.500% due 04/01/2029	262	265
Countrywide Alternative Loan Trust
0.334% due 07/25/2036	12,028	11,092
0.356% due 02/20/2047	4,606	3,479
0.364% due 09/25/2046 ^	1,122	958
0.371% due 12/20/2046	5,008	3,777
0.374% due 06/25/2037	1,667	1,384
0.376% due 07/20/2046 ^	1,759	1,272
0.386% due 03/20/2046	770	612
0.424% due 05/25/2035	292	191
0.424% due 06/25/2035	5,479	4,836
0.444% due 02/25/2036	290	240
0.454% due 12/25/2035	363	319
0.464% due 11/25/2035	100	83
0.484% due 10/25/2035	5,371	4,297
0.496% due 11/20/2035	750	624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.504% due 10/25/2035	$127	$102
0.674% due 05/25/2035 ^	746	630
0.944% due 11/25/2035	5,286	4,535
0.968% due 03/25/2047 ^	8,752	6,601
1.128% due 02/25/2036	1,661	1,508
1.597% due 08/25/2035	3,414	3,220
5.500% due 11/25/2035 ^	3,165	2,958
5.500% due 03/25/2036 ^	188	161
5.750% due 03/25/2037 ^	879	777
6.000% due 10/25/2032	1	1
6.250% due 12/25/2033	153	164
6.500% due 11/25/2031	162	172
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035	91	76
0.494% due 03/25/2035	5,492	4,950
0.514% due 02/25/2035	185	167
0.564% due 02/25/2035	264	204
0.574% due 08/25/2018	11	11
0.714% due 02/25/2035	407	387
0.774% due 03/25/2035	48	44
1.094% due 09/25/2034	347	251
1.934% due 06/19/2031	7	7
2.313% due 02/20/2036 ^	454	431
2.330% due 02/20/2036	441	380
2.439% due 04/25/2035 ^	188	57
2.467% due 02/20/2035	1,278	1,263
2.471% due 08/25/2034	3,459	3,010
2.498% due 07/19/2033	162	158
2.534% due 02/25/2034	183	180
2.550% due 02/19/2034	50	47
2.590% due 02/19/2034	38	38
2.590% due 08/25/2034	317	292
2.704% due 05/19/2033	20	20
6.000% due 11/25/2037	358	333
Credit Suisse Commercial Mortgage Trust
5.971% due 02/15/2041	12,800	14,036
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	136	126
1.324% due 09/25/2034 ^	3,168	2,709
2.181% due 06/25/2033	514	505
2.244% due 07/25/2033	47	47
2.470% due 12/25/2033	863	856
2.548% due 12/25/2032 ^	64	53
2.553% due 10/25/2033	323	319
5.500% due 11/25/2035	457	416
5.750% due 04/25/2033	31	32
6.250% due 07/25/2035	758	809
7.000% due 02/25/2033	34	36
Credit Suisse Mortgage Capital Certificates
2.618% due 08/27/2037	74	74
5.342% due 12/16/2043	5,000	5,298
5.467% due 09/18/2039	3,016	3,127
5.509% due 04/15/2047	2,200	2,269
5.686% due 04/16/2049	4,400	4,646
5.692% due 04/16/2049	2,475	2,603
5.750% due 12/26/2035	1,026	890
Downey Savings & Loan Association Mortgage Loan Trust
1.061% due 04/19/2047	1,193	1,045
Extended Stay America Trust
1.079% due 12/05/2031 (a)	24,500	231
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034	4,701	4,609
2.219% due 06/25/2034	4,270	4,198
2.224% due 03/25/2035	379	305
First Horizon Mortgage Pass-Through Trust
2.571% due 02/25/2035	268	269

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030	$49	$49
GE Capital Commercial Mortgage Corp.
4.821% due 06/10/2048	282	282
GMAC Mortgage Corp. Loan Trust
3.263% due 05/25/2035	52	52
Greenpoint Mortgage Funding Trust
0.384% due 04/25/2036	420	330
0.404% due 06/25/2045	344	301
0.444% due 07/25/2035	2,497	2,417
Greenwich Capital Acceptance, Inc.
2.978% due 06/25/2024	14	14
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,076	1,159
8.000% due 09/19/2027	480	490
GSR Mortgage Loan Trust
0.524% due 01/25/2034	32	28
2.630% due 01/25/2036 ^	603	555
2.670% due 09/25/2035	630	630
2.684% due 04/25/2035	2,025	2,015
2.685% due 09/25/2035	40	40
2.792% due 04/25/2035	2,059	2,014
HarborView Mortgage Loan Trust
0.358% due 07/19/2046	4,567	2,914
0.368% due 02/19/2046	688	598
0.398% due 05/19/2035	462	387
0.418% due 06/19/2035	7,804	6,843
0.418% due 03/19/2036	558	408
0.878% due 01/19/2035	66	48
0.918% due 02/19/2034	27	27
2.020% due 11/19/2034	34	33
2.542% due 06/19/2045 ^	452	296
2.618% due 08/19/2034	308	296
2.647% due 12/19/2035 ^	47	41
HSI Asset Securitization Corp. Trust
0.494% due 07/25/2035	328	322
Impac CMB Trust
1.071% due 10/25/2033	183	177
Impac Secured Assets Trust
0.524% due 05/25/2036	157	153
0.604% due 08/25/2036	663	656
1.114% due 11/25/2034	55	54
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	16	16
IndyMac Mortgage Loan Trust
0.364% due 09/25/2046	1,043	898
0.414% due 04/25/2035	304	272
0.414% due 07/25/2035	318	279
0.454% due 03/25/2035	218	194
0.474% due 06/25/2037 ^	202	113
0.494% due 02/25/2035	2,647	2,466
0.814% due 07/25/2045	105	93
0.974% due 11/25/2034	7,482	6,819
1.391% due 09/25/2034	222	192
2.787% due 06/25/2036	3,893	2,751
4.304% due 06/25/2036	2,374	2,247
4.487% due 02/25/2036	12,555	10,769
JPMorgan Alternative Loan Trust
0.672% due 06/27/2037	6,367	5,231
3.462% due 10/25/2036	8,515	6,208
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	14,708	15,503
5.694% due 02/12/2049	16,097	17,283
5.794% due 02/12/2051	8,694	9,394
JPMorgan Mortgage Trust
2.393% due 10/25/2035 ^	138	115
2.523% due 06/25/2035	315	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.566% due 10/25/2035	$427	$416
2.591% due 04/25/2035	177	179
JPMorgan Resecuritization Trust
2.099% due 07/27/2037	68	68
4.760% due 04/20/2036	176	179
6.000% due 02/27/2037	642	662
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	6	7
Lavender Trust
6.250% due 09/26/2036	1,542	1,575
LB Commercial Mortgage Trust
5.855% due 07/15/2044	11,078	12,064
LB Mortgage Trust
8.554% due 01/20/2017	11	11
Lehman Mortgage Trust
5.500% due 02/25/2036 ^	676	560
Lehman XS Trust
0.404% due 04/25/2046 ^	2,550	1,959
MASTR Adjustable Rate Mortgages Trust
0.504% due 12/25/2034	1,489	1,276
2.272% due 12/25/2033	130	126
2.749% due 01/25/2034	1	1
MASTR Asset Securitization Trust
5.500% due 06/25/2033	171	174
5.500% due 09/25/2033	447	449
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	204	201
Merrill Lynch Mortgage Investors Trust
0.794% due 08/25/2028	27	26
0.814% due 10/25/2028	289	286
0.914% due 03/25/2028	49	47
1.940% due 01/25/2029	43	42
2.129% due 04/25/2035	75	73
2.434% due 08/25/2033	333	76
2.693% due 11/25/2035	22,252	22,162
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.735% due 06/12/2050	10,000	10,792
Morgan Stanley Capital Trust
5.204% due 11/14/2042	855	863
5.439% due 02/12/2044	1,711	1,709
Morgan Stanley Mortgage Loan Trust
0.434% due 03/25/2036	5,073	3,916
0.444% due 09/25/2035	22	22
2.419% due 10/25/2034	149	148
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045	8,583	9,197
5.796% due 08/15/2045	2,489	2,666
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	934	998
RBSSP Resecuritization Trust
2.194% due 12/26/2036	1,440	1,447
4.000% due 12/26/2036	36	36
Residential Accredit Loans, Inc. Trust
0.364% due 04/25/2046	2,017	1,596
0.374% due 10/25/2046	37,256	26,043
0.384% due 06/25/2037	500	382
0.384% due 04/25/2046	136	72
0.574% due 03/25/2033	26	25
3.128% due 09/25/2034	21	21
6.500% due 10/25/2036 ^	2,311	1,934
Residential Asset Mortgage Products Trust
7.000% due 06/25/2032	12	12
Residential Asset Securitization Trust
0.524% due 10/25/2018	84	82
0.624% due 02/25/2034	91	84
6.250% due 08/25/2036	5,442	5,078
6.500% due 04/25/2037 ^	5,892	3,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
0.574% due 07/25/2018	$16	$16
2.835% due 06/25/2035	3,322	3,176
3.780% due 02/25/2036 ^	159	143
5.500% due 12/25/2034	1,240	1,243
6.500% due 03/25/2032	1	1
RiverView HECM Trust
0.740% due 05/25/2047	34,902	29,667
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039	10,706	11,098
6.068% due 09/17/2039	1,346	1,443
SACO, Inc.
7.000% due 08/25/2036	12	12
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032	62	60
2.494% due 09/25/2033	11	11
8.500% due 05/25/2032	232	245
Sequoia Mortgage Trust
0.406% due 02/20/2035	311	294
0.796% due 11/20/2034	99	95
0.843% due 05/20/2034	981	944
0.878% due 10/19/2026	132	130
0.936% due 10/20/2027	27	25
0.956% due 02/20/2034	467	439
0.976% due 10/20/2027	64	63
1.536% due 10/20/2027	475	466
1.748% due 06/20/2034	114	111
1.781% due 08/20/2034	273	276
1.961% due 09/20/2032	70	67
Silver Oak Ltd.
1.715% due 06/21/2018	13,800	13,965
Structured Adjustable Rate Mortgage Loan Trust
0.514% due 08/25/2035	1,059	1,018
0.909% due 06/25/2034	803	756
1.528% due 01/25/2035	1,145	927
1.537% due 05/25/2035	1,636	1,156
2.423% due 04/25/2034	224	223
2.520% due 02/25/2036 ^	3,597	3,023
2.545% due 02/25/2034	224	222
Structured Asset Mortgage Investments Trust
0.454% due 02/25/2036	525	425
0.484% due 12/25/2035	565	435
0.778% due 07/19/2034	1,788	1,533
0.878% due 03/19/2034	543	494
1.018% due 10/19/2033	130	117
Structured Asset Mortgage Investments, Inc.
2.177% due 05/02/2030	84	56
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,904	1,776
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.743% due 02/25/2032	24	21
2.203% due 10/25/2031	25	25
2.543% due 06/25/2033	336	334
2.662% due 06/25/2032	7	6
2.721% due 07/25/2032	11	11
Travelers Mortgage Services, Inc.
2.292% due 09/25/2018	22	22
Wachovia Bank Commercial Mortgage Trust
0.949% due 10/15/2041 (a)	12,229	10
Wachovia Mortgage Loan Trust LLC
5.418% due 10/20/2035	1,181	1,164
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	683	643
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	6,764	6,257
0.444% due 12/25/2045	8,585	8,298
0.484% due 01/25/2045	1,272	1,188

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.494% due 07/25/2045	$3,767	$3,626
0.578% due 10/25/2044	1,273	1,235
0.594% due 06/25/2044	5,660	5,277
0.594% due 07/25/2044	96	93
0.674% due 07/25/2044	77	71
0.678% due 10/25/2044	1,767	1,657
0.894% due 11/25/2034	293	280
0.914% due 11/25/2034	446	425
1.128% due 02/25/2046	603	573
1.198% due 01/25/2046	1,475	1,431
1.528% due 06/25/2042	535	519
1.528% due 08/25/2042	514	474
1.628% due 11/25/2041	8	7
1.868% due 12/19/2039	347	331
2.154% due 03/25/2033	335	337
2.277% due 02/25/2037 ^	917	795
2.364% due 02/25/2037 ^	1,944	1,718
2.372% due 06/25/2034	200	202
2.381% due 08/25/2033	37	34
2.393% due 09/25/2035	56	56
2.470% due 04/25/2033	294	261
2.506% due 01/25/2033	232	235
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	113	109
Washington Mutual Mortgage Pass-Through Certificates Trust
0.672% due 01/25/2018	9	9
2.024% due 02/25/2033	26	25
2.203% due 12/25/2032	435	436
2.333% due 11/25/2030	43	43
5.750% due 03/25/2033	265	275
6.000% due 03/25/2033	31	32
Wells Fargo Mortgage Loan Trust
2.614% due 09/27/2036	5,042	4,290
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	826	704
2.490% due 11/25/2033	131	134
2.615% due 03/25/2036	8,617	8,527
2.618% due 05/25/2035	297	294
2.629% due 07/25/2036 ^	791	766
2.659% due 03/25/2036 ^	4,387	4,214
5.821% due 04/25/2036	196	188

Total Mortgage-Backed Securities (Cost $572,801)		600,518

ASSET-BACKED SECURITIES 41.8%
ABFS Mortgage Loan Trust
6.305% due 07/15/2033	1,467	1,111
Accredited Mortgage Loan Trust
0.304% due 02/25/2037	16,480	15,779
ACE Securities Corp.
1.224% due 12/25/2033	719	684
1.224% due 07/25/2034	279	256
AFC Home Equity Loan Trust
0.774% due 06/25/2028	702	631
0.844% due 04/25/2028	114	106
American Home Mortgage Investment Trust
0.531% due 08/25/2035	15	8
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.394% due 01/25/2036	13	13
0.611% due 08/25/2034	13,868	13,854
1.089% due 01/25/2035	793	632
1.284% due 03/25/2035	6,305	5,029
1.521% due 02/25/2033	1,474	1,404
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	20	19
0.874% due 08/25/2032	12	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amresco Residential Securities Corp. Mortgage Loan Trust
0.669% due 06/25/2028	$64	$60
0.729% due 06/25/2027	78	77
0.729% due 09/25/2027	164	158
Argent Securities, Inc.
1.221% due 10/25/2033	1,104	1,082
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.664% due 10/25/2035	1,000	803
1.224% due 11/25/2034	3,380	3,311
2.751% due 01/25/2034	3,518	3,402
Asset-Backed Funding Certificates Trust
0.804% due 03/25/2035	3,534	3,466
0.854% due 04/25/2033	843	803
0.874% due 06/25/2034	3,854	3,623
1.194% due 03/25/2032	858	823
Asset-Backed Securities Corp. Home Equity Loan Trust
0.695% due 06/15/2031	113	111
1.119% due 09/25/2034	562	518
1.525% due 04/15/2033	77	76
Bayview Financial Asset Trust
0.574% due 12/25/2039	180	171
Bayview Financial Mortgage Pass-Through Trust
5.500% due 12/28/2035	41	42
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^	13	15
0.574% due 03/25/2035	2,305	2,291
0.630% due 09/25/2034	167	155
0.664% due 06/25/2036	562	554
0.764% due 06/25/2043	979	938
0.834% due 10/25/2032	60	57
0.974% due 10/27/2032	24	23
1.074% due 12/25/2033	750	705
1.174% due 10/25/2037	5,397	2,489
1.174% due 11/25/2042	232	222
1.374% due 10/25/2032	191	181
1.424% due 08/25/2037	9,628	8,849
1.674% due 11/25/2042	142	138
1.824% due 11/25/2042	1,460	1,399
2.783% due 07/25/2036	967	533
2.962% due 10/25/2036	136	126
Bear Stearns Second Lien Trust
1.374% due 12/25/2036	5,000	4,401
CDC Mortgage Capital Trust
0.794% due 01/25/2033	29	26
1.224% due 01/25/2033	586	548
Centex Home Equity Loan Trust
0.651% due 06/25/2034	1,052	912
0.864% due 09/25/2034	216	173
5.160% due 09/25/2034	816	790
Central Park CLO Ltd.
1.457% due 07/23/2022	10,000	9,997
Chase Funding Trust
0.714% due 04/25/2033	1	1
0.754% due 11/25/2034	2	2
4.537% due 09/25/2032	5	5
CIT Group Home Equity Loan Trust
1.149% due 12/25/2031	364	345
CIT Mortgage Loan Trust
1.424% due 10/25/2037	34	35
Citigroup Mortgage Loan Trust, Inc.
0.254% due 01/25/2037	55	38
5.550% due 08/25/2035	500	469
5.629% due 08/25/2035	2,777	2,617
Commercial Industrial Finance Corp.
1.407% due 08/14/2024	5,000	5,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Home Equity Loan Trust
0.875% due 08/15/2033	$161	$155
Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,429	977
Conseco Financial Corp.
6.220% due 03/01/2030	1,561	1,661
6.240% due 12/01/2028	79	82
6.760% due 03/01/2030	135	145
6.810% due 12/01/2028	1,495	1,568
6.860% due 07/15/2028	24	24
6.870% due 04/01/2030	21	23
7.070% due 01/15/2029	2	2
7.140% due 03/15/2028	121	128
7.140% due 01/15/2029	77	81
7.360% due 02/15/2029	4	4
7.550% due 01/15/2029	474	495
7.620% due 06/15/2028	24	25
Countrywide Asset-Backed Certificates
0.314% due 02/25/2037	3,064	2,956
0.354% due 09/25/2036	3,563	3,493
0.364% due 06/25/2036	359	351
0.364% due 11/25/2037	2,300	1,961
0.444% due 09/25/2036	8,121	7,203
0.541% due 04/25/2036	579	469
0.634% due 05/25/2046	1,333	1,281
0.644% due 11/25/2033	1	1
0.654% due 12/25/2031	271	205
0.734% due 04/25/2034	297	279
0.774% due 11/25/2033	15	14
0.794% due 09/25/2033	211	202
0.854% due 06/25/2033	11	9
0.874% due 11/25/2035	2,317	2,195
1.044% due 04/25/2034	1,866	1,757
1.074% due 05/25/2032	183	176
1.149% due 06/25/2035	969	957
1.174% due 09/25/2032	188	179
1.224% due 08/25/2035	2,573	2,270
5.125% due 12/25/2034	3,873	2,227
5.413% due 01/25/2034	77	78
Countrywide Asset-Backed Certificates Trust
0.511% due 05/25/2036	10	9
0.634% due 09/25/2034	21	21
0.661% due 02/25/2036	14,564	13,883
0.701% due 02/25/2036	4,696	4,035
0.914% due 12/25/2034	36	35
0.954% due 11/25/2034	1,356	1,313
1.149% due 10/25/2034	2,656	2,496
4.909% due 05/25/2036 ^	384	405
Countrywide Home Equity Loan Trust
0.365% due 04/15/2032	12,953	13,613
Credit Suisse First Boston Mortgage Securities Corp.
0.534% due 05/25/2044	23	23
0.791% due 01/25/2032	15	14
Credit-Based Asset Servicing and Securitization LLC
0.834% due 04/25/2036	82	82
4.190% due 12/25/2035	530	526
4.737% due 07/25/2035	5	5
6.280% due 05/25/2035	489	486
Dryden Senior Loan Fund
1.417% due 01/15/2022	15,000	14,987
EFS Volunteer LLC
1.051% due 07/26/2027	1,066	1,072
EMC Mortgage Loan Trust
0.624% due 12/25/2042	962	916
0.924% due 08/25/2040	531	525
EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033	523	528

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
0.474% due 04/25/2034	$1,242	$1,032
0.511% due 07/25/2034	5	4
0.674% due 07/25/2034	71	60
First Franklin Mortgage Loan Trust
0.284% due 12/25/2037	313	210
0.651% due 12/25/2035	5,500	5,290
0.794% due 11/25/2031	105	95
First NLC Trust
0.314% due 08/25/2037	4,234	2,455
0.454% due 08/25/2037	2,552	1,511
GMAC Mortgage Corp. Home Equity Loan Trust
0.924% due 02/25/2031	155	153
Goldman Sachs Asset Management CLO PLC
0.475% due 08/01/2022	1,531	1,524
GSAMP Trust
0.471% due 10/25/2036 ^	6,182	767
0.521% due 01/25/2045	98	96
0.909% due 09/25/2035 ^	28,342	25,776
0.996% due 03/25/2034	1,472	1,389
1.149% due 08/25/2033	21	18
Home Equity Asset Trust
0.554% due 01/25/2036	7,289	7,267
0.771% due 11/25/2032	1	1
0.969% due 07/25/2034	589	555
1.094% due 02/25/2033	1	1
Home Equity Mortgage Trust
5.800% due 05/25/2036	97	79
5.821% due 04/25/2035	251	257
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036	15	7
HSI Asset Securitization Corp. Trust
0.534% due 12/25/2035	6,600	5,539
IMC Home Equity Loan Trust
7.310% due 11/20/2028	38	38
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.334% due 07/25/2037	143	90
0.624% due 08/25/2035	471	467
2.196% due 07/25/2034	899	839
Irwin Home Equity Loan Trust
1.524% due 02/25/2029	164	159
JPMorgan Mortgage Acquisition Trust
0.251% due 08/25/2036	3	1
0.281% due 08/25/2036	1,783	1,026
0.321% due 07/25/2036	5,828	5,590
L.A. Arena Funding LLC
7.656% due 12/15/2026	1,486	1,666
Lehman XS Trust
0.321% due 04/25/2037 ^	106	78
Long Beach Mortgage Loan Trust
0.504% due 01/25/2046	47	41
0.644% due 08/25/2035	2,177	2,162
0.874% due 03/25/2032	1	1
1.029% due 07/25/2034	488	473
1.224% due 10/25/2034	124	109
1.599% due 03/25/2032	373	354
Massachusetts Educational Financing Authority
1.206% due 04/25/2038	1,224	1,233
MASTR Asset-Backed Securities Trust
0.324% due 05/25/2037	277	261
0.924% due 12/25/2034 ^	3,162	3,039
0.999% due 10/25/2034	1,234	1,169
MASTR Specialized Loan Trust
1.024% due 05/25/2037	630	18
Merrill Lynch First Franklin Mortgage Loan Trust
1.674% due 10/25/2037	513	441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.234% due 10/25/2037 ^	$338	$109
0.254% due 09/25/2037	107	41
0.264% due 06/25/2037	498	206
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	2,766	2,913
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037	253	179
0.274% due 11/25/2036	2,615	1,821
0.324% due 06/25/2036	6,819	6,267
0.354% due 01/25/2036	130	129
0.494% due 11/25/2035	4,523	4,446
0.634% due 06/25/2034	92	92
1.374% due 06/25/2033	606	592
2.174% due 07/25/2037 ^	666	174
2.574% due 08/25/2034	595	567
Morgan Stanley Dean Witter Capital, Inc. Trust
1.524% due 02/25/2033	159	153
2.649% due 01/25/2032	549	476
Morgan Stanley Mortgage Loan Trust
0.494% due 11/25/2036	1,896	1,194
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019	175	174
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019	41	41
National Collegiate Student Loan Trust
0.414% due 07/25/2028	1,707	1,702
New Century Home Equity Loan Trust
0.354% due 05/25/2036	495	352
0.624% due 06/25/2035	7,450	6,943
1.826% due 06/20/2031	694	685
Nomura Asset Acceptance Corp.
0.794% due 01/25/2036	1,036	989
NovaStar Mortgage Funding Trust
0.274% due 03/25/2037	17	8
0.954% due 05/25/2033	3	3
OneMain Financial Issuance Trust
2.470% due 09/18/2024	23,000	22,941
Option One Mortgage Loan Trust
0.954% due 02/25/2035	804	656
0.969% due 05/25/2034	29	27
0.974% due 02/25/2035	64	63
Option One Mortgage Loan Trust Asset-Backed Certificates
0.676% due 08/20/2030	6	6
0.714% due 06/25/2032	3	3
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.909% due 03/25/2035	2,500	2,328
1.149% due 10/25/2034	996	988
1.224% due 10/25/2034	11,119	9,480
People’s Choice Home Loan Securities Trust
0.816% due 05/25/2035	330	330
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^	794	775
4.321% due 01/25/2036 ^	208	149
RAAC Trust
0.514% due 02/25/2036	7,650	6,863
0.574% due 06/25/2047	10,954	10,256
0.654% due 03/25/2037	7,140	6,918
1.374% due 09/25/2047	752	743
2.674% due 12/25/2035	1,447	1,371
Renaissance Home Equity Loan Trust
1.274% due 09/25/2037	801	486
1.374% due 08/25/2032	843	770
1.414% due 03/25/2033	21	20
4.934% due 08/25/2035	140	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.364% due 01/25/2036	$2,825	$2,816
0.474% due 05/25/2036 ^	38,713	29,527
0.954% due 02/25/2033	5	4
5.626% due 07/25/2034 ^	1,894	1,757
5.694% due 04/25/2034	1,098	1,176
5.707% due 08/25/2034 ^	2,842	2,734
Residential Asset Securities Corp. Trust
0.324% due 01/25/2037	9,680	8,939
0.444% due 05/25/2037	3,900	3,528
0.624% due 09/25/2035	4,058	3,919
0.754% due 06/25/2033	1,264	1,079
0.819% due 03/25/2035	4,374	4,017
0.969% due 01/25/2035	83	78
5.120% due 12/25/2033	347	322
7.140% due 04/25/2032 ^	54	1
Residential Funding Home Equity Loan Trust
0.464% due 12/25/2032	2	2
6.230% due 06/25/2037	5,000	4,240
Residential Funding Home Loan Trust
8.350% due 03/25/2025	3	3
SACO, Inc.
0.534% due 05/25/2036	1,352	2,253
0.594% due 03/25/2036 ^	760	1,062
0.694% due 06/25/2036 ^	299	446
0.924% due 07/25/2035	1,710	1,606
Salomon Brothers Mortgage Securities, Inc.
0.654% due 03/25/2028	36	35
Salomon Mortgage Loan Trust
1.074% due 11/25/2033	871	864
Saxon Asset Securities Trust
0.674% due 03/25/2032	362	337
0.711% due 03/25/2035	685	621
Securitized Asset-Backed Receivables LLC Trust
0.224% due 10/25/2036 ^	1,415	782
Security National Mortgage Loan Trust
0.824% due 11/25/2034	895	826
SG Mortgage Securities Trust
0.304% due 07/25/2036	75,076	43,931
SLC Student Loan Trust
1.171% due 06/15/2021	5,400	5,442
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024	4,058	4,024
0.461% due 12/15/2023	14,038	13,902
SLM Private Education Loan Trust
2.825% due 12/16/2019	2,300	2,325
SLM Student Loan Trust
0.586% due 04/25/2025	13,900	13,336
0.636% due 01/27/2025	5,780	5,585
0.636% due 04/25/2025	13,900	13,480
0.731% due 09/16/2024	16,400	16,172
0.821% due 03/15/2024	13,879	13,563
1.156% due 07/25/2023	14,600	14,866
1.471% due 12/15/2033	3,045	3,068
1.956% due 07/25/2023	5,000	5,209
Soundview Home Loan Trust
0.364% due 02/25/2036	12	12
0.434% due 12/25/2035	1,372	1,352
0.474% due 11/25/2035	21	21
1.474% due 11/25/2033	111	110
South Carolina Student Loan Corp.
1.262% due 09/03/2024	600	606
Specialty Underwriting & Residential Finance Trust
0.674% due 09/25/2036	1,000	677
1.374% due 10/25/2035	225	188
SpringCastle America Funding LLC
2.700% due 05/25/2023	23,165	23,253

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.654% due 09/25/2035	$3,323	$2,983
0.684% due 08/25/2035	1,500	1,138
0.834% due 04/25/2035	17,470	16,317
0.864% due 06/25/2035	4,168	4,038
1.149% due 09/25/2034	129	113
1.449% due 12/25/2034	130	47
1.599% due 04/25/2033	2,113	2,072
1.599% due 04/25/2034	46	46
Structured Asset Securities Corp. Mortgage Loan Trust
0.264% due 06/25/2037	577	559
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	148	146
Symphony CLO Ltd.
1.003% due 01/15/2024	15,000	14,947
Trapeza CDO Ltd.
0.976% due 11/16/2034	1,000	740
Truman Capital Mortgage Loan Trust
0.924% due 12/25/2032	150	151
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	708	721
Vanderbilt Mortgage Finance
5.840% due 02/07/2026	50	51
6.210% due 05/07/2026	256	262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036	$127	$66
Wells Fargo Home Equity Asset-Backed Securities Trust
1.224% due 02/25/2035	3,500	3,174
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.804% due 04/25/2034	149	135

Total Asset-Backed Securities (Cost $663,858)		661,424

SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015	2,500	2,557

Total Sovereign Issues (Cost $2,499)		2,557

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		1,530

Total Short-Term Instruments (Cost $1,530)		1,530

Total Investments in Securities (Cost $1,298,055)		1,326,097

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.2%

SHORT-TERM INSTRUMENTS 17.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.2%
PIMCO Short-Term Floating NAV Portfolio	1,040	$11
PIMCO Short-Term Floating NAV Portfolio III	27,401,460	271,740

Total Short-Term Instruments (Cost $271,686)		271,751

Total Investments in Affiliates (Cost $271,686)		271,751

Total Investments 100.9% (Cost $1,569,741)		$1,597,848

Financial Derivative Instruments (c)(e) (0.6%) (Cost or Premiums, net $(14,172))		(9,030)

Other Assets and Liabilities, net (0.3%)		(5,668)

Net Assets 100.0%		$1,583,150

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,530	Freddie Mac 2.080% due 10/17/2022	$(1,563)	$1,530	$1,530

Total Repurchase Agreements						$(1,563)	$1,530	$1,530

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $4,216 at a weighted average interest rate of 0.206%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	04/01/2045	$ 2,000	$(2,171)	$(2,182)

Total Short Sales				$(2,171)	$(2,182)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,530	$0	$0	$1,530	$(1,563)	$(33)

Total Borrowings and Other Financing Transactions	$1,530	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Long	06/2015	809	$607	$114	$0

Total Futures Contracts				$607	$114	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/19/2023	$27,100	$330	$399	$55	$0

Total Swap Agreements					$330	$399	$55	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(d)	Securities with an aggregate market value of $307 and cash of $1,957 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$114	$55	$169	$0	$0	$0	$0

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.100% due 02/25/2034	(1.190%	)	02/25/2034	$104	$ 0	$2	$2	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240%	)	02/25/2035	147	0	78	78	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	500	0	(3)	0	(3)

JPM	Long Beach Mortgage Loan Trust 5.445% due 09/15/2040	(1.170%	)	09/15/2040	1,000	0	776	776	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 2.550% due 12/27/2033	(1.390%	)	12/27/2033	93	0	4	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	(1.730%	)	01/25/2034	$621	$0	$149	$149	$0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	(0.700%	)	05/25/2033	2,500	0	15	15	0

						$ 0	$1,021	$1,024	$(3)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$280	$0	$(78)	$0	$(78)

GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	09/25/2034	1,000	(340)	346	6	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	2.790%	01/25/2034	621	0	(146)	0	(146)
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	3.150%	05/25/2033	2,500	0	120	120	0
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690%	07/25/2035	589	(206)	122	0	(84)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110%	12/25/2034	1,000	(320)	327	7	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930%	11/25/2034	258	(73)	67	0	(6)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950%	11/25/2034	0	0	0	0	0

					$ (939)	$758	$133	$(314)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.117%	$ 3,000	$(202)	$215	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$35,874	$(7,742)	$679	$0	$(7,063)

DUB	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	155	(62)	0	0	(62)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	20,000	(467)	175	0	(292)

FBF	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	2,089	(1,773)	1,116	0	(657)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	10,361	(36)	27	0	(9)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	33,000	(1,119)	310	0	(809)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	41,829	(151)	120	0	(31)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	7,000	(269)	97	0	(172)

MYC	CDX.IG-5 10-Year Index 10-15%	0.460%	12/20/2015	8,000	0	21	21	0
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	25,000	(542)	176	0	(366)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	25,000	(870)	258	0	(612)

					$(13,031)	$2,979	$21	$(10,073)

Total Swap Agreements					$(14,172)	$4,973	$1,191	$(10,390)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $10,884 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$13	$13	$0	$0	$(7,141)	$(7,141)	$(7,128)	$7,301	$173
BRC	0	0	80	80	0	0	0	0	80	(200)	(120)
DUB	0	0	0	0	0	0	(354)	(354)	(354)	525	171
FBF	0	0	0	0	0	0	(1,475)	(1,475)	(1,475)	1,528	53
GST	0	0	133	133	0	0	(442)	(442)	(309)	369	60
JPM	0	0	776	776	0	0	0	0	776	(950)	(174)
MYC	0	0	25	25	0	0	(978)	(978)	(953)	860	(93)
RYL	0	0	164	164	0	0	0	0	164	(300)	(136)

Total Over the Counter	$0	$0	$1,191	$1,191	$0	$0	$(10,390)	$(10,390)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	0	0	0	55	55

	$0	$0	$0	$0	$169	$169

Over the counter
Swap Agreements	$0	$1,191	$0	$0	$0	$1,191

	$0	$1,191	$0	$0	$169	$1,360

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$10,390	$0	$0	$0	$10,390

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,107	$1,107
Swap Agreements	0	0	0	0	477	477

	$0	$0	$0	$0	$1,584	$1,584

Over the counter
Swap Agreements	$0	$1,167	$0	$0	$0	$1,167

	$0	$1,167	$0	$0	$1,584	$2,751

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$607	$607
Swap Agreements	0	0	0	0	1,892	1,892

	$0	$0	$0	$0	$2,499	$2,499

Over the counter
Swap Agreements	$0	$2,105	$0	$0	$0	$2,105

	$0	$2,105	$0	$0	$2,499	$4,604

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$839	$0	$839
Industrials	0	9,065	1,370	10,435
Municipal Bonds & Notes
Texas	0	831	0	831
West Virginia	0	3,049	0	3,049
U.S. Government Agencies	0	21,438	0	21,438
U.S. Treasury Obligations	0	23,476	0	23,476
Mortgage-Backed Securities	0	562,685	37,833	600,518
Asset-Backed Securities	0	638,483	22,941	661,424
Sovereign Issues	0	2,557	0	2,557
Short-Term Instruments
Repurchase Agreements	0	1,530	0	1,530
	$0	$1,263,953	$62,144	$1,326,097

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$271,751	$0	$0	$271,751

Total Investments	$271,751	$1,263,953	$62,144	$1,597,848

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,182)	$0	$(2,182)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	114	55	0	169
Over the counter	0	1,191	0	1,191
	$114	$1,246	$0	$1,360

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(10,390)	$0	$(10,390)

Totals	$271,865	$1,252,627	$62,144	$1,586,636

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,177	$0	$(383)	$0	$0	$45	$0	$(839)	$0	$0
Industrials	1,530	0	(116)	0	0	(44)	0	0	1,370	(44)
Mortgage-Backed Securities	713	30,914	(1,702)	81	215	(88)	7,700	0	37,833	(82)
Asset-Backed Securities	191	22,996	(46)	0	0	(30)	0	(170)	22,941	(56)

Totals	$3,611	$53,910	$(2,247)	$81	$215	$(117)	$7,700	$(1,009)	$62,144	$(182)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Industrials	$1,370	Third Party Vendor	Broker Quote	108.00
Mortgage-Backed Securities	466	Benchmark Pricing	Base Price	98.71-103.50
	37,367	Third Party Vendor	Broker Quote	79.00-85.00
Asset-Backed Securities	22,941	Third Party Vendor	Broker Quote	99.74

Total	$62,144

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Developing Local Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 53.0%

BRAZIL 42.1%

SOVEREIGN ISSUES 42.1%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	5,950	$1,810
0.000% due 10/01/2015		11,150	3,280
0.000% due 01/01/2016		455	130
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		3,953	1,180

Total Brazil (Cost $8,532)			6,400

UNITED STATES 9.4%

ASSET-BACKED SECURITIES 3.2%
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		$34	28
Credit-Based Asset Servicing and Securitization LLC
0.294% due 07/25/2037		165	111
First NLC Trust
0.244% due 08/25/2037		179	103
GSAMP Trust
0.244% due 12/25/2036		9	5
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		3	2
JPMorgan Mortgage Acquisition Trust
0.251% due 08/25/2036		2	1
0.281% due 08/25/2036		255	147
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037		48	32
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037		10	4
New Century Home Equity Loan Trust
0.354% due 05/25/2036		38	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^	$17	$16
Securitized Asset-Backed Receivables LLC Trust
0.254% due 11/25/2036 ^	17	7
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036	6	3

		486

MORTGAGE-BACKED SECURITIES 5.5%
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2034	57	56
2.731% due 05/25/2047 ^	61	53
Bear Stearns ALT-A Trust
2.315% due 01/25/2036 ^	346	277
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	86	84
2.417% due 07/25/2046 ^	25	21
2.573% due 08/25/2035 ^	102	75
HarborView Mortgage Loan Trust
4.802% due 08/19/2036 ^	5	4
Provident Funding Mortgage Loan Trust
2.507% due 08/25/2033	85	88
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	195	156
WaMu Mortgage Pass-Through Certificates Trust
2.361% due 05/25/2037 ^	27	23

		837

U.S. GOVERNMENT AGENCIES 0.7%
Freddie Mac
0.454% due 09/25/2031	107	100

Total United States (Cost $1,834)		1,423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (a) 1.2%
		$183

U.S. TREASURY BILLS 0.3%
0.066% due 05/21/2015 (d)	$52	52

Total Short-Term Instruments (Cost $235)		235

Total Investments in Securities (Cost $10,601)		8,058

	SHARES
INVESTMENTS IN AFFILIATES 45.0%

SHORT-TERM INSTRUMENTS 45.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 45.0%
PIMCO Short-Term Floating NAV Portfolio	1,558	16
PIMCO Short-Term Floating NAV Portfolio III	689,560	6,838

Total Short-Term Instruments (Cost $6,866)		6,854

Total Investments in Affiliates (Cost $6,866)		6,854

Total Investments 98.0% (Cost $17,467)		$14,912

Financial Derivative Instruments (b)(c) 10.5% (Cost or Premiums, net $0)		1,601

Other Assets and Liabilities, net (8.5%)		(1,299)

Net Assets 100.0%		$15,214

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$183	Freddie Mac 2.080% due 10/17/2022	$(187)	$183	$183

Total Repurchase Agreements						$(187)	$183	$183

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$183	$0	$0	$0	$183	$(187)	$(4)

Total Borrowings and Other Financing Transactions	$183	$0	$0	$0

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	28-Day MXN-TIIE	9.920%	08/12/2015	MXN 4,000	$7	$(2)	$0	$0
Pay	28-Day MXN-TIIE	8.780%	08/03/2016	2,550	11	(2)	0	0

					$18	$(4)	$0	$0

Total Swap Agreements					$18	$(4)	$0	$0

Cash of $19 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	113	$		42	$7	$0
	04/2015		CLP	94,238			150	0	(1)
	04/2015	$		35		BRL	113	0	0
	04/2015			2,651		ILS	10,430	0	(29)
	05/2015		MXN	44	$		3	0	0
	06/2015		ILS	10,430			2,651	30	0
	06/2015	$		1,702		MXN	25,985	0	(6)

BPS	04/2015		PEN	2,157	$		704	7	0
	04/2015	$		697		PEN	2,157	0	(1)
	05/2015		JPY	83,459	$		689	0	(8)
	06/2015	$		450		COP	1,159,196	0	(7)
	07/2015		BRL	4,042	$		1,473	241	0
	09/2015	$		688		PEN	2,157	0	(11)

BRC	05/2015			18		MXN	269	0	0

CBK	04/2015		AUD	76	$		59	1	0
	04/2015		CLP	126,788			200	0	(3)
	04/2015	$		30		CLP	18,431	0	0
	05/2015		EUR	775	$		882	49	0
	06/2015		COP	847,950			350	26	0
	06/2015	$		30		COP	72,570	0	(2)

DUB	04/2015		PEN	599	$		194	0	0
	04/2015	$		765		MXN	11,276	0	(27)
	04/2015			197		PEN	599	0	(3)
	05/2015			450		MXN	6,803	0	(5)
	06/2015			195		COP	472,000	0	(15)

FBF	04/2015		BRL	952	$		300	1	0
	04/2015	$		297		BRL	952	2	0
	04/2015			772		CLP	479,270	0	(5)
	05/2015		MXN	48	$		3	0	0
	05/2015	$		297		BRL	952	0	(1)
	06/2015			413		COP	961,551	0	(46)
	07/2015		BRL	4,054	$		1,485	249	0

GLM	04/2015		ILS	10,430			2,623	2	0
	05/2015		MXN	61,952			4,000	0	(53)
	07/2015		BRL	8,084			2,948	483	0

HUS	04/2015	$		1,436		HKD	11,134	0	0
	06/2015			30		COP	72,480	0	(2)

JPM	04/2015		BRL	16,967	$		5,592	303	(27)
	04/2015		PEN	1,466			474	0	0
	04/2015	$		5,768		BRL	16,967	7	(459)
	04/2015			1,894		INR	120,660	42	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		766		MXN	11,276	$0	$(28)
	04/2015			491		PEN	1,466	0	(17)
	05/2015			3,709		BRL	12,025	28	0
	10/2015		BRL	4,300	$		1,513	239	0
	01/2016			455			151	20	0

MSB	04/2015			4,931			1,537	0	(8)
	04/2015		INR	292,052			4,654	0	(33)
	04/2015	$		1,819		BRL	4,931	0	(273)
	04/2015			500		HKD	3,878	0	0
	04/2015			4,000		INR	252,480	52	0
	05/2015			525		MXN	7,833	0	(13)
	06/2015			4,393		INR	279,433	33	0
	07/2015		BRL	5,200	$		2,011	426	0
	10/2015			5,400			2,033	433	0

SCX	05/2015	$		716		MXN	10,499	0	(29)
	06/2015		INR	243,050	$		3,851	1	0

UAG	04/2015		HKD	5,815			750	0	0
	04/2015		INR	330,836			5,276	0	(33)
	04/2015	$		3,990		INR	249,748	17	0
	06/2015			5,205			330,836	36	0

Total Forward Foreign Currency Contracts								$2,735	$(1,145)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016	MXN	2,550	$0	$11	$11	$0

Total Swap Agreements							$0	$11	$11	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(d)	Securities with an aggregate market value of $52 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$37	$0	$0	$37	$(36)	$0	$0	$(36)	$1	$0	$1
BPS	248	0	0	248	(27)	0	0	(27)	221	(260)	(39)
BRC	0	0	0	0	(0)	0	0	0	(0)	31	31
CBK	76	0	11	87	(5)	0	0	(5)	82	0	82
DUB	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
FBF	252	0	0	252	(52)	0	0	(52)	200	0	200
GLM	485	0	0	485	(53)	0	0	(53)	432	(530)	(98)
HUS	0	0	0	0	(2)	0	0	(2)	(2)	21	19
JPM	639	0	0	639	(531)	0	0	(531)	108	(200)	(92)
MSB	944	0	0	944	(327)	0	0	(327)	617	(440)	177
SCX	1	0	0	1	(29)	0	0	(29)	(28)	0	(28)
UAG	53	0	0	53	(33)	0	0	(33)	20	0	20

Total Over the Counter	$2,735	$0	$11	$2,746	$(1,145)	$0	$0	$(1,145)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,735	$0	$2,735
Swap Agreements	0	0	0	0	11	11

	$0	$0	$0	$2,735	$11	$2,746

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,145	$0	$1,145

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$903	$0	$903
Swap Agreements	0	0	0	0	60	60

	$0	$0	$0	$903	$60	$963

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(4)	$(4)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,319	$0	$2,319
Swap Agreements	0	0	0	0	(53)	(53)

	$0	$0	$0	$2,319	$(53)	$2,266

	$0	$0	$0	$2,319	$(57)	$2,262

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$6,400	$0	$6,400
United States
Asset-Backed Securities	0	486	0	486
Mortgage-Backed Securities	0	837	0	837
U.S. Government Agencies	0	100	0	100
Short-Term Instruments
Repurchase Agreements	0	183	0	183
U.S. Treasury Bills	0	52	0	52
	$0	$8,058	$0	$8,058

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,854	$0	$0	$6,854

Total Investments	$6,854	$8,058	$0	$14,912

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$2,746	$0	$2,746

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,145)	$0	$(1,145)

Totals	$6,854	$9,659	$0	$16,513

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Emerging Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.1%

BERMUDA 0.9%

CORPORATE BONDS & NOTES 0.9%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$600	$618
7.875% due 06/10/2019		5,000	6,130

Total Bermuda (Cost $6,147)			6,748

BRAZIL 30.8%

CORPORATE BONDS & NOTES 10.3%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	203
4.500% due 04/06/2015		200	200
4.625% due 02/13/2017		2,000	2,070
Caixa Economica Federal
4.250% due 05/13/2019		6,000	5,787
CSN Islands Corp.
6.875% due 09/21/2019		2,000	1,800
Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	1,028
Petrobras Global Finance BV
1.881% due 05/20/2016		460	436
2.000% due 05/20/2016		500	480
3.875% due 01/27/2016		600	590
5.750% due 01/20/2020		10,149	9,460
5.875% due 03/01/2018		9,600	9,216
6.125% due 10/06/2016		200	200
7.875% due 03/15/2019		43,810	44,840

			76,310

SOVEREIGN ISSUES 20.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		2,100	2,113
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	20,800	6,326
0.000% due 10/01/2015		28,500	8,385
0.000% due 01/01/2016		132,586	37,768
0.000% due 04/01/2016		74,800	20,653
0.000% due 01/01/2017		233,700	58,726
0.000% due 07/01/2017		73,900	17,473

			151,444

Total Brazil (Cost $287,195)			227,754

CAYMAN ISLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%
Baidu, Inc.
2.750% due 06/09/2019		$1,400	1,417
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		2,200	2,418
5.750% due 01/18/2017		5,000	5,340
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		9,775	8,480

Total Cayman Islands (Cost $18,920)			17,655

CHILE 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Santander Chile
1.857% due 01/19/2016		$200	202

Total Chile (Cost $200)			202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.8%

CORPORATE BONDS & NOTES 1.8%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$1,000	$1,088
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017	9,800	9,791
4.375% due 04/10/2024	2,500	2,723

Total China (Cost $13,280)		13,602

COLOMBIA 1.4%

CORPORATE BONDS & NOTES 1.4%
Ecopetrol S.A.
5.875% due 05/28/2045	$3,100	2,922
7.625% due 07/23/2019	6,500	7,663

Total Colombia (Cost $10,461)		10,585

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	$5,000	4,990

Total Hong Kong (Cost $4,987)		4,990

INDIA 0.9%

CORPORATE BONDS & NOTES 0.9%
Bank of India
4.750% due 09/30/2015	$925	940
State Bank of India
4.500% due 07/27/2015	5,400	5,457

Total India (Cost $6,342)		6,397

INDONESIA 13.1%

CORPORATE BONDS & NOTES 0.7%
Majapahit Holding BV
7.750% due 10/17/2016	$5,000	5,431

SOVEREIGN ISSUES 12.4%
Indonesia Government International Bond
6.875% due 03/09/2017	24,000	26,400
7.250% due 04/20/2015	8,000	8,041
7.500% due 01/15/2016	49,620	52,101
11.625% due 03/04/2019	3,500	4,681

		91,223

Total Indonesia (Cost $95,706)		96,654

IRELAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	$200	194

Total Ireland (Cost $200)		194

LUXEMBOURG 1.9%

CORPORATE BONDS & NOTES 1.9%
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	$6,400	6,583
9.250% due 04/23/2019	5,000	5,395
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	300	294
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	700	685
5.400% due 03/24/2017	300	294

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		$500	$487

Total Luxembourg (Cost $13,731)			13,738

MEXICO 7.7%

CORPORATE BONDS & NOTES 2.1%
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	4,938
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,000	1,112
6.750% due 09/30/2022		2,000	2,266
Petroleos Mexicanos
3.500% due 07/23/2020		5,000	5,125
5.750% due 03/01/2018		1,300	1,431
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	679

			15,551

SOVEREIGN ISSUES 5.6%
Mexico Government International Bond
4.000% due 11/15/2040 (b)		306,742	22,103
4.000% due 11/08/2046 (b)		132,180	9,658
5.000% due 06/15/2017		42,500	2,848
6.250% due 06/16/2016		97,200	6,574
8.500% due 12/13/2018		470	34

			41,217

Total Mexico (Cost $62,770)			56,768

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$5,200	5,434

Total Netherlands (Cost $5,448)			5,434

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	29

Total Poland (Cost $29)			29

QATAR 0.4%

SOVEREIGN ISSUES 0.4%
Qatar Government International Bond
6.550% due 04/09/2019		$2,400	2,833

Total Qatar (Cost $2,648)			2,833

RUSSIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ALROSA Finance S.A.
7.750% due 11/03/2020		$3,000	3,015

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
12.750% due 06/24/2028		100	155

Total Russia (Cost $3,286)			3,170

SINGAPORE 0.0%

SOVEREIGN ISSUES 0.0%
Singapore Government Bond
2.500% due 06/01/2019	SGD	70	53

Total Singapore (Cost $50)			53

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 4.4%

CORPORATE BONDS & NOTES 1.7%
Industrial Bank of Korea
3.750% due 09/29/2016	$380	$393
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	2,600	2,649
Korea Exchange Bank
4.875% due 01/14/2016	5,000	5,146
Korea Hydro & Nuclear Power Co. Ltd.
1.042% due 05/22/2017	2,500	2,500
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	2,000	2,058

		12,746

SOVEREIGN ISSUES 2.7%
Korea Development Bank
3.875% due 05/04/2017	3,000	3,149
Korea Housing Finance Corp.
4.125% due 12/15/2015	12,100	12,375
Korea Land & Housing Corp.
1.875% due 08/02/2017	4,000	4,010

		19,534

Total South Korea (Cost $32,053)		32,280

TURKEY 1.1%

SOVEREIGN ISSUES 1.1%
Turkey Government International Bond
7.000% due 09/26/2016	$7,700	8,328

Total Turkey (Cost $8,300)		8,328

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$2,857	3,128

Total United Arab Emirates (Cost $2,986)		3,128

UNITED STATES 2.2%

ASSET-BACKED SECURITIES 0.1%
GSAA Home Equity Trust
0.471% due 03/25/2037	$427	267
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037	382	209

		476

CORPORATE BONDS & NOTES 1.5%
Bank of America Corp.
6.875% due 04/25/2018	2,400	2,747
Bank of America N.A.
0.551% due 06/15/2016	900	897
Rio Oil Finance Trust
6.250% due 07/06/2024	4,000	3,656
6.750% due 01/06/2027	3,000	2,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
5.750% due 02/01/2018	$900	$1,007

		11,013

MORTGAGE-BACKED SECURITIES 0.6%
Banc of America Mortgage Trust
2.643% due 02/25/2036 ^	37	32
Bear Stearns Adjustable Rate Mortgage Trust
2.680% due 03/25/2035	1,760	1,781
Chase Mortgage Finance Trust
2.463% due 03/25/2037 ^	75	69
Citigroup Mortgage Loan Trust, Inc.
2.417% due 07/25/2046 ^	49	43
2.622% due 03/25/2034	14	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.550% due 09/25/2047 ^	32	29
5.026% due 10/20/2035	201	182
HarborView Mortgage Loan Trust
4.802% due 08/19/2036 ^	19	18
Luminent Mortgage Trust
0.354% due 12/25/2036 ^	52	41
MASTR Adjustable Rate Mortgages Trust
0.414% due 05/25/2037	209	142
Merrill Lynch Alternative Note Asset Trust
0.474% due 03/25/2037	381	187
2.860% due 06/25/2037 ^	310	231
Merrill Lynch Mortgage-Backed Securities Trust
2.805% due 04/25/2037 ^	70	59
Morgan Stanley Capital Trust
5.686% due 04/15/2049	1,000	1,073
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036	20	19
Sequoia Mortgage Trust
2.336% due 01/20/2047 ^	31	26
WaMu Mortgage Pass-Through Certificates Trust
1.782% due 01/25/2037 ^	64	55
1.937% due 04/25/2037 ^	41	36
2.011% due 12/25/2036 ^	38	33
2.194% due 12/25/2036 ^	146	132
2.237% due 09/25/2036 ^	74	67
2.361% due 05/25/2037 ^	82	68

		4,337

Total United States (Cost $15,832)		15,826

VIRGIN ISLANDS (BRITISH) 6.2%

CORPORATE BONDS & NOTES 6.2%
CNPC General Capital Ltd.
1.157% due 05/14/2017	$10,000	10,019
1.450% due 04/16/2016	1,500	1,501
2.750% due 05/14/2019	3,000	3,020
3.400% due 04/16/2023	500	504
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,700	1,706
GTL Trade Finance, Inc.
5.893% due 04/29/2024	9,861	9,555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$11,710	$11,769
7.500% due 07/18/2016	2,900	2,963
7.875% due 03/13/2018	5,000	5,075

Total Virgin Islands (British) (Cost $45,769)		46,112

SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 0.7%
Banco do Brasil S.A.
1.211% due 06/29/2015	$2,000	2,000
Itau Unibanco Holding S.A.
1.190% due 06/26/2015	3,000	3,000

		5,000

REPURCHASE AGREEMENTS (c) 0.2%
		1,298

U.S. TREASURY BILLS 2.8%
0.035% due 04/16/2015 - 06/11/2015 (a)(e)(g)	20,525	20,524

Total Short-Term Instruments (Cost $26,822)		26,822

Total Investments in Securities (Cost $663,162)		599,302

	SHARES
INVESTMENTS IN AFFILIATES 16.7%

SHORT-TERM INSTRUMENTS 16.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.7%
PIMCO Short-Term Floating NAV Portfolio	1,633	16
PIMCO Short-Term Floating NAV Portfolio III	12,434,928	123,317

Total Short-Term Instruments (Cost $123,308)		123,333

Total Investments in Affiliates (Cost $123,308)		123,333

Total Investments 97.8% (Cost $786,470)		$722,635

Financial Derivative Instruments (d)(f) 4.6% (Cost or Premiums, net $716)		33,977

Other Assets and Liabilities, net (2.4%)		(17,909)

Net Assets 100.0%		$738,703

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,298	Freddie Mac 2.080% due 10/17/2022	$(1,326)	$1,298	$1,298

Total Repurchase Agreements						$(1,326)	$1,298	$1,298

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,298	$0	$0	$0	$1,298	$(1,326)	$(28)

Total Borrowings and Other Financing Transactions	$1,298	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	23	$(78)	$0	$(3)

Total Futures Contracts				$(78)	$0	$(3)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$		38,000	$(3)	$(191)	$0	$(69)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023			24,700	(301)	(704)	0	(50)
Pay	28-Day MXN-TIIE	9.920%	08/12/2015		MXN	38,000	63	(25)	0	0
Pay	28-Day MXN-TIIE	8.780%	08/03/2016			5,700	25	(4)	0	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016			275,000	412	(131)	4	0
Pay	28-Day MXN-TIIE	8.865%	09/12/2016			15,000	73	(33)	0	0
Pay	28-Day MXN-TIIE	8.850%	09/21/2016			80,000	385	(23)	1	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017			930,000	1,587	(478)	33	0
Pay	28-Day MXN-TIIE	5.520%	09/07/2018			256,700	366	(103)	17	0
Pay	28-Day MXN-TIIE	5.530%	09/11/2018			175,000	270	(128)	12	0
Pay	28-Day MXN-TIIE	5.240%	10/05/2018			170,000	132	(23)	12	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019			475,000	823	618	40	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021			750,000	60	(51)	118	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021			400,000	354	527	61	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021			250,000	9	(2)	37	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021			865,000	(737)	(1,086)	126	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022			800,000	(930)	(1,249)	112	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022			217,000	(31)	(134)	27	0
Pay	28-Day MXN-TIIE	6.750%	06/05/2023			90,000	363	(216)	10	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023			500,000	2,174	(1,331)	55	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024			650,000	(28)	(1,217)	67	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029			350,000	955	775	77	0
Pay	28-Day MXN-TIIE	6.590%	12/05/2029			200,000	375	376	45	0

							$6,396	$(4,833)	$854	$(119)

Total Swap Agreements							$6,396	$(4,833)	$854	$(119)

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $13,485 and cash of $8,892 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$854	$854	$0	$(3)	$(119)	$(122)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		ILS	230,964	$		58,371	$330	$0
	04/2015	$		81,800		ILS	321,882	0	(910)
	05/2015		MXN	152,594	$		10,027	79	(36)
	05/2015	$		2,551		MXN	37,448	0	(101)
	06/2015		ILS	350,978	$		89,223	1,012	0
	04/2016		BRL	40,353			14,942	3,548	0
	01/2017			6,766			2,136	348	0

BPS	04/2015			115,752			36,082	0	(186)
	04/2015		ILS	78,970			20,000	155	0
	04/2015	$		40,000		BRL	115,752	0	(3,732)
	04/2016		BRL	991	$		364	84	0
	01/2017			29,000			10,538	2,878	0
	07/2017			73,900			25,370	6,611	0

BRC	04/2015	$		338		MYR	1,236	0	(5)
	05/2015			268		MXN	3,937	0	(11)
	06/2015		ILS	10,001	$		2,508	0	(5)

CBK	05/2015		MXN	263,522			17,614	372	0
	05/2015	$		7,142		MXN	107,993	15	(91)

DUB	04/2015		BRL	29,145	$		9,085	0	(47)
	04/2015	$		10,000		BRL	29,145	0	(868)

FBF	04/2015		BRL	72,350	$		23,116	447	0
	04/2015	$		22,553		BRL	72,350	116	0
	05/2015			5,074			16,254	0	(23)
	05/2015			18,376		MXN	278,310	0	(166)
	07/2015		BRL	52,265	$		19,148	3,213	0
	04/2016			80,820			30,000	7,179	0

GLM	04/2015			56,653			18,000	261	(12)
	04/2015	$		17,672		BRL	56,653	79	0
	05/2015		BRL	9,613	$		2,984	0	(3)
	05/2015		MXN	443,146			29,000	252	(245)
	05/2015	$		17,744		MXN	268,510	0	(182)
	06/2015			30,378		INR	1,920,815	49	0

HUS	04/2015		BRL	18,517	$		6,382	580	0
	04/2015		INR	1,898,850			30,000	0	(472)
	04/2015	$		5,772		BRL	18,517	30	0
	04/2015			1,118		HKD	8,666	0	0
	05/2015		MXN	162,196	$		10,897	284	0
	05/2015	$		902		MXN	13,711	6	(11)

JPM	04/2015		BRL	99,120	$		30,830	0	(227)
	04/2015		MXN	415,392			28,231	1,028	0
	04/2015	$		32,569		BRL	99,120	86	(1,598)
	05/2015			30,574			99,120	228	0
	05/2015			756		MXN	11,183	0	(25)
	06/2015			5,000		INR	315,000	0	(10)
	07/2015		BRL	15,084	$		5,550	951	0
	07/2015	$		217		PLN	816	0	(3)
	10/2015		BRL	28,500	$		10,124	1,682	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016		BRL	43,986	$		15,260	$2,558	$0

MSB	04/2015			46,483			14,490	0	(75)
	04/2015		ILS	11,948			3,000	0	(3)
	04/2015	$		16,174		BRL	46,483	0	(1,610)
	04/2015			1,000		INR	63,120	13	0
	05/2015		MXN	45,920	$		3,000	0	(4)
	07/2015		BRL	20,800			8,046	1,704	0
	01/2016			88,600			30,543	4,959	0
	04/2016			33,000			10,408	1,091	0
	01/2017			123,863			45,000	12,284	0
	01/2017	$		2,134		BRL	6,766	0	(347)

SCX	05/2015			4,804		MXN	70,474	0	(193)

UAG	04/2015			29,283		INR	1,835,730	176	0
	06/2015		INR	1,742,235	$		27,409	0	(189)

Total Forward Foreign Currency Contracts								$54,688	$(11,390)

WRITTEN OPTIONS:

AS OF MARCH 31, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$0	$0
Sales	110,000	(864)
Closing Buys	0	0
Expirations	(10,000)	97
Exercised	(100,000)	767

Balance at End of Period	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$ 800	$104	$(54)	$50	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	1,000	132	(70)	62	0

							$236	$(124)	$112	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	12/20/2018	0.634%	$ 25,000	$422	$(80)	$342	$0
	China Government International Bond	1.000%	03/20/2019	0.676%	10,000	46	83	129	0
	Colombia Government International Bond	1.000%	03/20/2016	0.708%	100	1	0	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	20,000	(49)	(253)	0	(302)
	Mexico Government International Bond	1.000%	03/20/2020	1.212%	50,000	(146)	(339)	0	(485)
	Russia Government International Bond	1.000%	03/20/2016	3.670%	10,000	0	(253)	0	(253)
	Russia Government International Bond	1.000%	06/20/2020	4.096%	2,900	(401)	0	0	(401)

BPS	Petroleos Mexicanos	1.000%	03/20/2019	1.725%	5,000	(97)	(39)	0	(136)

BRC	China Government International Bond	1.000%	12/20/2018	0.634%	10,300	111	30	141	0
	Indonesia Government International Bond	2.320%	12/20/2016	0.528%	2,600	0	83	83	0
	Mexico Government International Bond	1.000%	03/20/2020	1.212%	24,500	68	(306)	0	(238)
	Petroleos Mexicanos	1.000%	03/20/2019	1.725%	5,000	(128)	(8)	0	(136)
	Russia Government International Bond	1.000%	03/20/2016	3.670%	10,000	(101)	(152)	0	(253)
	Russia Government International Bond	1.000%	03/20/2019	4.023%	10,000	(614)	(459)	0	(1,073)
	Venezuela Government International Bond	5.000%	06/20/2019	51.596%	3,000	(527)	(1,351)	0	(1,878)

CBK	Brazil Government International Bond	1.000%	06/20/2017	2.051%	10,000	(250)	24	0	(226)
	China Government International Bond	1.000%	09/20/2021	1.129%	5,000	(121)	84	0	(37)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	20,000	(139)	(403)	0	(542)

DUB	Brazil Government International Bond	1.000%	03/20/2016	1.195%	10,100	(29)	13	0	(16)
	Brazil Government International Bond	1.000%	03/20/2019	2.491%	15,000	(1,002)	173	0	(829)
	China Government International Bond	1.000%	12/20/2018	0.634%	5,000	34	34	68	0

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	China Government International Bond	1.000%	09/20/2021	1.129%	$ 4,000	$(202)	$172	$0	$(30)
	Colombia Government International Bond	1.000%	03/20/2016	0.708%	300	2	(1)	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	10,000	5	(156)	0	(151)

FBF	Gazprom SNR	1.580%	06/20/2016	5.001%	5,000	0	(181)	0	(181)

GST	Brazil Government International Bond	1.000%	03/20/2016	1.195%	100	0	0	0	0
	Brazil Government International Bond	1.000%	03/20/2017	1.933%	10,000	(131)	(47)	0	(178)
	Colombia Government International Bond	1.000%	12/20/2018	1.299%	5,000	42	(95)	0	(53)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	1,000	(111)	(86)	0	(197)

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.708%	100	1	0	1	0

JPM	Brazil Government International Bond	1.000%	03/20/2016	1.195%	5,000	(15)	7	0	(8)
	Brazil Government International Bond	1.000%	06/20/2017	2.051%	2,500	(63)	6	0	(57)
	Brazil Government International Bond	1.000%	09/20/2022	3.098%	5,000	(558)	(101)	0	(659)
	Panama Government International Bond	1.000%	12/20/2018	1.143%	5,000	(36)	12	0	(24)
	Petroleos Mexicanos	1.000%	03/20/2020	1.922%	10,000	(324)	(101)	0	(425)
	Russia Government International Bond	1.000%	06/20/2020	4.096%	2,100	(288)	(2)	0	(290)

MYC	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,500	(9)	9	0	0
	Gazprom SNR	1.390%	05/20/2016	4.984%	1,700	0	(59)	0	(59)
	Mexico Government International Bond	1.000%	03/20/2024	1.665%	11,000	(342)	(227)	0	(569)

						$(4,951)	$(3,969)	$766	$(9,686)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$10,152	$(132)	$89	$0	$(43)

BRC	CDX.EM-15 5-Year Index	5.000%	06/20/2016	4,700	162	(204)	0	(42)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	36,942	4,655	(4,813)	0	(158)

					$4,685	$(4,928)	$0	$(243)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	24,000	$21	$(57)	$0	$(36)
	Pay	1-Year BRL-CDI	8.940%	01/02/2017		4,000	2	(98)	0	(96)

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016		28,000	(23)	(19)	0	(42)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		314,300	272	(1,564)	0	(1,292)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		150,000	63	(618)	0	(555)

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016	MXN	5,700	0	31	31	0
	Pay	28-Day MXN-TIIE	8.720%	09/05/2016		3,000	7	7	14	0
	Pay	28-Day MXN-TIIE	8.900%	09/22/2016		52,250	0	255	255	0

DUB	Receive	1-Year BRL-CDI	12.055%	01/04/2021	BRL	83,750	(386)	783	397	0

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		50,000	1	(75)	0	(74)
	Pay	28-Day MXN-TIIE	8.865%	09/12/2016	MXN	30,000	0	143	143	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.750%	06/11/2018	MXN	95,000	$(56)	$248	$192	$0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		50,000	31	103	134	0

HUS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	56,100	(5)	(78)	0	(83)
	Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN	75,000	50	603	653	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	45,000	24	(90)	0	(66)

MYC	Pay	1-Year BRL-CDI	12.560%	01/04/2021		25,000	208	(177)	31	0

UAG	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,000	3	(34)	0	(31)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		8,000	5	(197)	0	(192)
	Receive	1-Year BRL-CDI	11.250%	01/04/2021		100,000	676	711	1,387	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		100,000	(147)	(739)	0	(886)
	Pay	1-Year BRL-CDI	12.050%	01/04/2021		150,000	0	(886)	0	(886)

							$746	$(1,748)	$3,237	$(4,239)

Total Swap Agreements							$716	$(10,769)	$4,115	$(14,168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $6,779 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$5,317	$0	$472	$5,789	$(1,047)	$0	$(1,616)	$(2,663)	$3,126	$(3,340)	$(214)
BPS	9,728	0	0	9,728	(3,918)	0	(2,025)	(5,943)	3,785	(3,370)	415
BRC	0	0	274	274	(21)	0	(3,620)	(3,641)	(3,367)	3,516	149
CBK	387	0	300	687	(91)	0	(805)	(896)	(209)	0	(209)
DUB	0	0	466	466	(915)	0	(1,026)	(1,941)	(1,475)	1,313	(162)
FBF	10,955	0	0	10,955	(189)	0	(181)	(370)	10,585	(11,247)	(662)
GLM	641	0	469	1,110	(442)	0	(74)	(516)	594	(460)	134
GST	0	0	62	62	0	0	(428)	(428)	(366)	323	(43)
HUS	900	0	654	1,554	(483)	0	(241)	(724)	830	(1,010)	(180)
JPM	6,533	0	0	6,533	(1,863)	0	(1,529)	(3,392)	3,141	(3,248)	(107)
MSB	20,051	0	0	20,051	(2,039)	0	0	(2,039)	18,012	(18,540)	(528)
MYC	0	0	31	31	0	0	(628)	(628)	(597)	356	(241)
SCX	0	0	0	0	(193)	0	0	(193)	(193)	261	68
UAG	176	0	1,387	1,563	(189)	0	(1,995)	(2,184)	(621)	644	23

Total Over the Counter	$54,688	$0	$4,115	$58,803	$(11,390)	$0	$(14,168)	$(25,558)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$854	$854

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,688	$0	$54,688
Swap Agreements	0	878	0	0	3,237	4,115

	$0	$878	$0	$54,688	$3,237	$58,803

	$0	$878	$0	$54,688	$4,091	$59,657

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	119	119

	$0	$0	$0	$0	$122	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,390	$0	$11,390
Swap Agreements	0	9,929	0	0	4,239	14,168

	$0	$9,929	$0	$11,390	$4,239	$25,558

	$0	$9,929	$0	$11,390	$4,361	$25,680

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(185)	$(185)
Swap Agreements	0	2,141	0	0	9,922	12,063

	$0	$2,141	$0	$0	$9,737	$11,878

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,257)	$0	$(14,257)
Written Options	0	0	0	96	0	96
Swap Agreements	0	3,068	0	0	26,884	29,952

	$0	$3,068	$0	$(14,161)	$26,884	$15,791

	$0	$5,209	$0	$(14,161)	$36,621	$27,669

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(68)	$(68)
Swap Agreements	0	(410)	0	0	(7,973)	(8,383)

	$0	$(410)	$0	$0	$(8,041)	$(8,451)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52,030	$0	$52,030
Swap Agreements	0	(3,201)	0	0	(6,143)	(9,344)

	$0	$(3,201)	$0	$52,030	$(6,143)	$42,686

	$0	$(3,611)	$0	$52,030	$(14,184)	$34,235

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$6,748	$0	$6,748
Brazil
Corporate Bonds & Notes	0	76,310	0	76,310
Sovereign Issues	0	151,444	0	151,444
Cayman Islands
Corporate Bonds & Notes	0	17,655	0	17,655
Chile
Corporate Bonds & Notes	0	202	0	202
China
Corporate Bonds & Notes	0	13,602	0	13,602
Colombia
Corporate Bonds & Notes	0	10,585	0	10,585
Hong Kong
Corporate Bonds & Notes	0	4,990	0	4,990

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
India
Corporate Bonds & Notes	$0	$6,397	$0	$6,397
Indonesia
Corporate Bonds & Notes	0	5,431	0	5,431
Sovereign Issues	0	91,223	0	91,223
Ireland
Corporate Bonds & Notes	0	194	0	194
Luxembourg
Corporate Bonds & Notes	0	13,738	0	13,738
Mexico
Corporate Bonds & Notes	0	15,551	0	15,551
Sovereign Issues	0	41,217	0	41,217
Netherlands
Corporate Bonds & Notes	0	5,434	0	5,434
Poland
Sovereign Issues	0	29	0	29

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Qatar
Sovereign Issues	$0	$2,833	$0	$2,833
Russia
Corporate Bonds & Notes	0	3,015	0	3,015
Sovereign Issues	0	155	0	155
Singapore
Sovereign Issues	0	53	0	53
South Korea
Corporate Bonds & Notes	0	12,746	0	12,746
Sovereign Issues	0	19,534	0	19,534
Turkey
Sovereign Issues	0	8,328	0	8,328
United Arab Emirates
Corporate Bonds & Notes	0	3,128	0	3,128
United States
Asset-Backed Securities	0	476	0	476
Corporate Bonds & Notes	0	11,013	0	11,013
Mortgage-Backed Securities	0	4,337	0	4,337
Virgin Islands (British)
Corporate Bonds & Notes	0	46,112	0	46,112
Short-Term Instruments
Certificates of Deposit	0	5,000	0	5,000
Repurchase Agreements	0	1,298	0	1,298
U.S. Treasury Bills	0	20,524	0	20,524
	$0	$599,302	$0	$599,302

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123,333	$0	$0	$123,333

Total Investments	$123,333	$599,302	$0	$722,635

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	854	0	854
Over the counter	0	58,803	0	58,803
	$0	$59,657	$0	$59,657

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(119)	0	(122)
Over the counter	0	(25,558)	0	(25,558)
	$(3)	$(25,677)	$0	$(25,680)

Totals	$123,330	$633,282	$0	$756,612

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO FX Strategy Portfolio

March 31, 2015

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 42.2%

SHORT-TERM INSTRUMENTS 42.2%

REPURCHASE AGREEMENTS (a) 39.4%
		$3,863

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 2.8%
0.066% due 05/21/2015	$271	271

Total Short-Term Instruments (Cost $4,134)		4,134

Total Investments in Securities (Cost $4,134)		4,134

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 59.2%

SHORT-TERM INSTRUMENTS 59.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 59.2%
PIMCO Short-Term Floating NAV Portfolio	222	$2
PIMCO Short-Term Floating NAV Portfolio III	585,740	5,809

Total Short-Term Instruments (Cost $5,810)		5,811

Total Investments in Affiliates (Cost $5,810)		5,811

Total Investments 101.4% (Cost $9,944)		$9,945

Financial Derivative Instruments (b) (1.4%) (Cost or Premiums, net $2)		(133)

Other Assets and Liabilities, net 0.0%		0

Net Assets 100.0%		$9,812

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250%	03/31/2015	04/01/2015	$1,100	U.S. Treasury Notes 2.125% due 09/30/2021	$(1,123)	$1,100	$1,100
DEU	0.200%	03/31/2015	04/01/2015	2,600	U.S. Treasury Bonds 3.375% due 05/15/2044	(2,658)	2,600	2,600
SSB	0.000%	03/31/2015	04/01/2015	163	Freddie Mac 2.080% due 10/17/2022	(168)	163	163

Total Repurchase Agreements						$(3,949)	$3,863	$3,863

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$1,100	$0	$0	$0	$1,100	$(1,123)	$(23)
DEU	2,600	0	0	0	2,600	(2,658)	(58)
SSB	163	0	0	0	163	(168)	(5)

Total Borrowings and Other Financing Transactions	$3,863	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		2,455		GBP	1,602	$0	$(79)
	08/2015			174		NOK	1,321	0	(10)

BPS	04/2015		JPY	275,037	$		2,302	9	0
	04/2015	$		1,108		BRL	3,348	0	(63)
	04/2015			1,156		MXN	17,520	0	(8)
	04/2015			484		NOK	3,755	0	(18)
	04/2015			2,471		NZD	3,263	0	(34)

CBK	04/2015			2,466		AUD	3,149	0	(69)
	04/2015			2,457		CAD	3,077	0	(28)
	08/2015		NOK	1,321	$		175	11	0

GLM	04/2015		EUR	3,050			3,398	117	0

JPM	04/2015		CHF	543			565	7	0
	04/2015	$		380		RUB	24,129	32	0

UAG	04/2015			670		INR	41,744	0	(1)

Total Forward Foreign Currency Contracts								$176	$(310)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC AUD versus USD	$	0.600	06/02/2015	AUD	3,600	$1	$0
	Put - OTC NZD versus USD		0.560	06/02/2015	NZD	3,300	0	0

MSB	Call - OTC EUR versus USD		1.325	05/07/2015	EUR	2,500	1	0
	Put - OTC GBP versus USD		1.265	05/07/2015	GBP	1,600	0	0
	Put - OTC USD versus JPY	JPY	94.000	05/07/2015	$	2,500	0	0

UAG	Call - OTC USD versus CAD	CAD	1.450	06/02/2015		2,500	0	1

							$2	$1

Total Purchased Options							$2	$1

WRITTEN OPTIONS:

AS OF MARCH 31, 2015 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at Beginning of Period	$22,000	AUD	5,600	EUR	5,600	GBP	4,800	NZD	6,000	$(157)
Sales	185,000		47,200		48,500		39,300		41,700	(1,113)
Closing Buys	(1,400)		0		(1,400)		0		0	8
Expirations	(169,800)		(45,400)		(27,400)		(21,000)		(38,600)	931
Exercised	(35,800)		(7,400)		(25,300)		(23,100)		(9,100)	331

Balance at End of Period	$0	AUD	0	EUR	0	GBP	0	NZD	0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(89)	$0	$0	$(89)	$(89)	$0	$(89)
BPS	9	0	0	9	(123)	0	0	(123)	(114)	0	(114)
CBK	11	0	0	11	(97)	0	0	(97)	(86)	0	(86)
GLM	117	0	0	117	0	0	0	0	117	0	117
JPM	39	0	0	39	0	0	0	0	39	0	39
UAG	0	1	0	1	(1)	0	0	(1)	0	0	0

Total Over the Counter	$176	$1	$0	$177	$(310)	$0	$0	$(310)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$176	$0	$176
Purchased Options	0	0	0	1	0	1

	$0	$0	$0	$177	$0	$177

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$310	$0	$310

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$289	$0	$289
Purchased Options	0	0	0	(1,091)	0	(1,091)
Written Options	0	0	0	939	0	939

	$0	$0	$0	$137	$0	$137

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(609)	$0	$(609)
Purchased Options	0	0	0	109	0	109
Written Options	0	0	0	68	0	68

	$0	$0	$0	$(432)	$0	$(432)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$3,863	$0	$3,863
U.S. Treasury Bills	0	271	0	271
	$0	$4,134	$0	$4,134

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,811	$0	$0	$5,811

Total Investments	$5,811	$4,134	$0	$9,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$177	$0	$177

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(310)	$0	$(310)

Totals	$5,811	$4,001	$0	$9,812

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO High Yield Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.0%

BANK LOAN OBLIGATIONS 16.9%
Albertson’s Holdings LLC
4.500% - 5.500% due 08/25/2021		$750	$757
5.000% due 08/25/2019		2,250	2,267
Ancestry.com, Inc.
4.000% due 05/15/2018		496	494
4.500% due 12/28/2018		2,814	2,816
Arch Coal, Inc.
6.250% due 05/16/2018		1,848	1,435
Chrysler Group LLC
3.250% due 12/31/2018		842	841
Community Health Systems, Inc.
4.250% due 01/27/2021		494	497
Dell, Inc.
4.500% due 04/29/2020		1,594	1,606
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		56,410	56,716
Grifols Worldwide Operations USA, Inc.
3.178% due 02/27/2021		2,921	2,921
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021		844	837
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016		564	568
Valeant Pharmaceuticals International, Inc.
4.250% due 03/10/2022		651	654
4.250% due 03/13/2022		849	854
3.500% due 08/05/2020		3,115	3,118

Total Bank Loan Obligations (Cost $76,444)			76,381

CORPORATE BONDS & NOTES 108.0%

BANKING & FINANCE 45.1%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		6,500	4,907
Ally Financial, Inc.
3.250% due 02/13/2018 (h)		10,000	9,912
4.125% due 03/30/2020 (h)		6,325	6,301
4.625% due 03/30/2025 (h)		13,500	13,348
7.500% due 09/15/2020 (h)		1,557	1,828
8.000% due 03/15/2020		482	576
Alpha Credit Group PLC
3.375% due 06/17/2017	EUR	1,600	1,241
Arrow Global Finance PLC
7.875% due 03/01/2020	GBP	250	389
Banco Pan S.A.
8.500% due 04/23/2020		$3,000	2,910
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	3,000	3,337
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$36,271	37,502
Boats Investments Netherlands BV (11.000% PIK)
11.000% due 03/31/2017 (b)	EUR	6,768	1,706
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	600	843
CIT Group, Inc.
4.250% due 08/15/2017 (h)		$1,425	1,450
5.000% due 05/15/2017 (h)		4,350	4,485
5.000% due 08/15/2022 (h)		4,925	5,067
Credit Agricole S.A.
7.875% due 01/23/2024 (e)(h)		2,000	2,122
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		1,400	1,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Denali Borrower LLC
5.625% due 10/15/2020 (h)		$10,750	$11,390
DuPont Fabros Technology LP
5.875% due 09/15/2021		1,200	1,245
EDC Finance Ltd.
4.875% due 04/17/2020		2,875	2,406
Exeter Finance Corp.
9.750% due 05/20/2019		7,500	7,532
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		1,175	1,240
Heta Asset Resolution AG
0.095% due 05/31/2016 ^	EUR	12,400	7,767
2.750% due 05/31/2016 ^	CHF	1,500	911
HSBC Holdings PLC
6.375% due 03/30/2025 (e)		$400	410
HUB International Ltd.
7.875% due 10/01/2021 (h)		750	771
International Lease Finance Corp.
3.875% due 04/15/2018 (h)		500	509
5.750% due 05/15/2016 (h)		1,250	1,301
iStar Financial, Inc.
4.000% due 11/01/2017		1,350	1,338
Jefferies Finance LLC
7.500% due 04/15/2021		1,975	1,913
Jefferies LoanCore LLC
6.875% due 06/01/2020		200	186
Nationstar Mortgage LLC
6.500% due 08/01/2018		1,125	1,136
6.500% due 06/01/2022		1,925	1,858
7.875% due 10/01/2020		600	618
9.625% due 05/01/2019 (h)		8,425	9,036
Navient Corp.
5.500% due 01/25/2023		175	167
5.625% due 08/01/2033 (h)		2,500	2,059
5.875% due 03/25/2021 (h)		3,750	3,736
8.450% due 06/15/2018		1,000	1,112
NBG Finance PLC
4.375% due 04/30/2019	EUR	100	69
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$269	278
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018 (h)		2,325	2,451
Pinnacol Assurance
8.625% due 06/25/2034 (f)		5,000	5,378
Provident Funding Associates LP
6.750% due 06/15/2021		2,185	2,092
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024		7,000	5,448
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)(h)		1,500	1,521
Springleaf Finance Corp.
5.400% due 12/01/2015		2,044	2,082
Stearns Holdings, Inc.
9.375% due 08/15/2020 (h)		3,285	3,252
TIG FINCO PLC
8.205% due 03/02/2020 (a)	GBP	579	824
Towergate Finance PLC
8.500% due 02/15/2018 ^		5,000	7,269
Virgin Media Secured Finance PLC
5.500% due 01/15/2021		5,620	9,070
Vnesheconombank Via VEB Finance PLC
4.032% due 02/21/2023	EUR	1,000	860
5.942% due 11/21/2023		$2,150	1,768
6.902% due 07/09/2020		3,000	2,775

			203,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 50.6%
Afren PLC
6.625% due 12/09/2020 ^		$2,000	$930
10.250% due 04/08/2019 ^		1,575	756
Aguila S.A.
7.875% due 01/31/2018		4,950	4,962
Air Canada Pass-Through Trust
5.375% due 11/15/2022		185	193
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		778	821
Alere, Inc.
6.500% due 06/15/2020		500	520
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,500	1,558
Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	114
6.625% due 02/15/2023		$1,500	1,553
Altice Finco S.A.
7.625% due 02/15/2025		300	309
Altice S.A.
6.250% due 02/15/2025	EUR	400	431
7.250% due 05/15/2022		1,500	1,687
7.625% due 02/15/2025		$600	604
7.750% due 05/15/2022		1,775	1,811
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)(h)		1,250	1,266
Ancestry.com, Inc.
11.000% due 12/15/2020 (h)		4,000	4,460
Atwood Oceanics, Inc.
6.500% due 02/01/2020 (h)		3,125	3,016
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		650	671
Brakes Capital
7.125% due 12/15/2018	GBP	700	1,062
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017 (h)		$7,350	3,308
6.500% due 11/01/2017		6,500	2,925
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(h)		9,500	7,077
11.250% due 06/01/2017 ^		10,134	7,398
California Resources Corp.
5.000% due 01/15/2020		1,775	1,611
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)(h)		1,250	1,273
CCOH Safari LLC
5.750% due 12/01/2024 (h)		5,675	5,859
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	700	755
9.500% due 06/15/2018 (h)		$1,000	1,114
Centene Corp.
4.750% due 05/15/2022 (h)		1,450	1,506
Chesapeake Energy Corp.
3.503% due 04/15/2019		675	651
CITGO Petroleum Corp.
6.250% due 08/15/2022 (h)		1,300	1,268
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		450	469
Coeur Mining, Inc.
7.875% due 02/01/2021 (h)		900	772
Columbus International, Inc.
7.375% due 03/30/2021 (h)		1,000	1,055
Community Health Systems, Inc.
6.875% due 02/01/2022		750	802
8.000% due 11/15/2019 (h)		3,000	3,195
CONSOL Energy, Inc.
5.875% due 04/15/2022		750	683

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Constellation Brands, Inc.
6.000% due 05/01/2022 (h)		$875	$1,002
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)(h)		4,000	4,052
CSC Holdings LLC
6.750% due 11/15/2021		150	167
CVR Refining LLC
6.500% due 11/01/2022 (h)		600	603
Dell, Inc.
5.400% due 09/10/2040		1,050	966
6.500% due 04/15/2038 (h)		2,650	2,710
7.100% due 04/15/2028		500	546
Denbury Resources, Inc.
4.625% due 07/15/2023		800	690
5.500% due 05/01/2022		800	724
Dex Media, Inc. (12.000% Cash or 14.000% PIK)
12.000% due 01/29/2017 (b)		24	9
Digicel Ltd.
8.250% due 09/01/2017 (h)		2,000	2,041
DISH DBS Corp.
5.000% due 03/15/2023		1,250	1,219
5.875% due 11/15/2024		1,650	1,656
6.750% due 06/01/2021 (h)		700	747
Dometic Group AB
9.500% due 06/26/2019 (b)	EUR	3,000	3,298
Dynegy, Inc.
5.875% due 06/01/2023		$1,950	1,906
Eldorado Resorts LLC
8.625% due 06/15/2019		650	687
Endo Finance LLC
5.750% due 01/15/2022 (h)		1,125	1,156
6.000% due 02/01/2025		750	773
Era Group, Inc.
7.750% due 12/15/2022		1,000	970
FCA US LLC
8.000% due 06/15/2019		1,125	1,185
FGI Operating Co. LLC
7.875% due 05/01/2020 (h)		6,025	5,166
Fly Leasing Ltd.
6.750% due 12/15/2020		2,000	2,048
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		4,500	56
Graphic Packaging International, Inc.
4.875% due 11/15/2022		475	494
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,000	835
Hartford HealthCare Corp.
5.746% due 04/01/2044		$1,000	1,198
Harvest Operations Corp.
6.875% due 10/01/2017		1,774	1,623
HCA Holdings, Inc.
6.250% due 02/15/2021		800	867
HCA, Inc.
4.250% due 10/15/2019 (h)		2,475	2,546
5.250% due 04/15/2025 (h)		1,925	2,081
6.500% due 02/15/2020 (h)		2,875	3,244
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,000	4,516
5.014% due 12/27/2017		200	146
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		$400	368
HJ Heinz Co.
4.875% due 02/15/2025 (h)		4,375	4,752
Huntsman International LLC
5.125% due 04/15/2021	EUR	1,000	1,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
iHeartCommunications, Inc.
9.000% due 09/15/2022 (h)		$5,000	$4,800
10.000% due 01/15/2018		1,400	1,195
Ineos Finance PLC
8.375% due 02/15/2019		2,875	3,060
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	3,000	3,266
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$1,250	1,147
Kinetic Concepts, Inc.
12.500% due 11/01/2019 (h)		1,650	1,811
KLX, Inc.
5.875% due 12/01/2022		1,500	1,500
LABA Royalty Sub LLC
9.000% due 05/15/2029		5,299	5,229
Laredo Petroleum, Inc.
9.500% due 02/15/2019		2,000	2,095
Level 3 Financing, Inc.
8.125% due 07/01/2019		1,000	1,056
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		1,000	1,034
MGM Resorts International
6.625% due 12/15/2021 (h)		1,000	1,073
7.625% due 01/15/2017		1,500	1,611
MHP S.A.
8.250% due 04/02/2020		2,000	1,338
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,000	1,020
Murphy Oil USA, Inc.
6.000% due 08/15/2023		625	673
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019		5,100	3,264
New Gold, Inc.
6.250% due 11/15/2022		800	796
Novasep Holding S.A.S.
8.000% due 12/15/2016 (h)		9,499	8,859
Numericable SFR S.A.S.
6.000% due 05/15/2022 (h)		2,750	2,795
6.250% due 05/15/2024		675	684
OGX Austria GmbH
8.500% due 06/01/2018 ^		1,600	9
Perstorp Holding AB
8.750% due 05/15/2017		750	778
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		1,500	469
5.500% due 04/12/2037		1,500	469
PHH Corp.
6.375% due 08/15/2021 (h)		6,654	6,437
7.375% due 09/01/2019 (h)		3,300	3,440
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		540	574
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	300	411
Project Homestake Merger Corp.
8.875% due 03/01/2023		$700	704
QGOG Constellation S.A.
6.250% due 11/09/2019		3,100	1,775
Quality Distribution LLC
9.875% due 11/01/2018 (h)		1,606	1,690
Regency Energy Partners LP
5.000% due 10/01/2022		900	941
5.750% due 09/01/2020 (h)		900	977
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		775	805
7.875% due 08/15/2019 (h)		1,200	1,272
Rockies Express Pipeline LLC
6.875% due 04/15/2040		700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		$1,900	$1,883
5.750% due 05/15/2024		175	177
Sappi Papier Holding GmbH
7.750% due 07/15/2017		500	545
Schaeffler Finance BV
4.750% due 05/15/2021		500	508
Sealed Air Corp.
6.500% due 12/01/2020		300	335
6.875% due 07/15/2033		500	529
Sensata Technologies BV
5.000% due 10/01/2025		1,250	1,269
5.625% due 11/01/2024		750	802
Southwestern Energy Co.
4.950% due 01/23/2025		825	841
Spirit AeroSystems, Inc.
5.250% due 03/15/2022		300	314
T-Mobile USA, Inc.
6.464% due 04/28/2019 (h)		1,950	2,016
6.542% due 04/28/2020 (h)		2,300	2,429
Tenet Healthcare Corp.
4.750% due 06/01/2020 (h)		1,500	1,528
TerraForm Power Operating LLC
5.875% due 02/01/2023		900	936
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		600	617
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		525	531
U.S. Foods, Inc.
8.500% due 06/30/2019 (h)		5,000	5,262
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	900	1,045
Videotron Ltd.
5.375% due 06/15/2024		$875	903
Virgin Australia Trust
6.000% due 04/23/2022		62	64
VRX Escrow Corp.
5.375% due 03/15/2020		2,500	2,531
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		500	514
Whiting Petroleum Corp.
5.000% due 03/15/2019 (h)		1,500	1,481
Windstream Corp.
7.750% due 10/15/2020		700	720
Wise Metals Group LLC
8.750% due 12/15/2018		1,000	1,068
WR Grace & Co-Conn
5.625% due 10/01/2024		300	321
Xfit Brands, Inc.
9.000% due 06/12/2017 (f)		2,559	2,535

			228,159

UTILITIES 12.3%
AES Corp.
3.262% due 06/01/2019		1,000	998
Covanta Holding Corp.
5.875% due 03/01/2024		300	312
Gazprom OAO Via Gaz Capital S.A.
4.300% due 11/12/2015		500	501
4.950% due 02/06/2028		900	754
6.510% due 03/07/2022		4,000	3,894
MarkWest Energy Partners LP
4.500% due 07/15/2023		1,000	995
4.875% due 12/01/2024 (h)		2,600	2,671
Midwest Generation LLC
8.560% due 01/02/2016		166	167

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
7.119% due 12/15/2017	$2,542	$2,529
NSG Holdings LLC
7.750% due 12/15/2025 (h)	4,271	4,623
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	2,040	1,770
Petrobras Global Finance BV
5.625% due 05/20/2043	1,000	815
7.875% due 03/15/2019	250	256
Red Oak Power LLC
9.200% due 11/30/2029	950	1,054
RJS Power Holdings LLC
5.125% due 07/15/2019 (h)	1,500	1,485
Sprint Capital Corp.
8.750% due 03/15/2032 (h)	1,350	1,404
Sprint Communications, Inc.
7.000% due 08/15/2020	1,725	1,761
Sprint Corp.
7.125% due 06/15/2024 (h)	10,125	9,973
7.875% due 09/15/2023 (h)	12,350	12,659
Targa Resources Partners LP
4.125% due 11/15/2019	525	525
Tenaska Alabama Partners LP
7.000% due 06/30/2021 (h)	4,018	4,239
Virgin Media Finance PLC
5.250% due 02/15/2022 (h)	2,100	2,047

		55,432

Total Corporate Bonds & Notes (Cost $504,629)		486,800

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 0.3%
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	1,127

FLORIDA 0.1%
Sunrise, Florida Special Assessment Bonds, Series 2015
4.800% due 05/01/2025	600	610

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,625	4,046

Total Municipal Bonds & Notes (Cost $5,321)		5,883

MORTGAGE-BACKED SECURITIES 2.1%
Adjustable Rate Mortgage Trust
2.493% due 10/25/2035	191	169
American Home Mortgage Assets Trust
0.404% due 09/25/2046 ^	15	0
1.048% due 11/25/2046	841	460
6.250% due 06/25/2037	340	234
Banc of America Alternative Loan Trust
0.574% due 05/25/2035 ^	76	58
Banc of America Funding Trust
2.598% due 03/20/2036 ^	268	234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.344% due 01/25/2035	$9	$9
Citigroup Mortgage Loan Trust, Inc.
2.500% due 11/25/2035	854	849
Countrywide Alternative Loan Trust
0.354% due 05/25/2047	46	38
0.386% due 03/20/2046	72	57
0.434% due 07/25/2046 ^	378	196
1.128% due 12/25/2035	123	102
5.141% due 10/25/2035 ^	80	68
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 03/25/2035	305	293
6.000% due 05/25/2036 ^	147	136
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	621	384
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	98	101
Downey Savings & Loan Association Mortgage Loan Trust
0.428% due 03/19/2045	46	42
First Horizon Alternative Mortgage Securities Trust
2.239% due 09/25/2035 ^	711	644
6.000% due 05/25/2036 ^	142	122
GMAC Mortgage Corp. Loan Trust
2.982% due 04/19/2036 ^	470	420
GSR Mortgage Loan Trust
2.650% due 05/25/2035	1,188	1,090
2.672% due 11/25/2035	150	147
2.792% due 04/25/2035	5	5
HarborView Mortgage Loan Trust
0.368% due 01/19/2038	38	33
0.418% due 03/19/2036	683	500
IndyMac Mortgage Loan Trust
4.544% due 09/25/2035	121	104
JPMorgan Mortgage Trust
2.169% due 07/27/2037	611	530
2.579% due 07/25/2035	181	180
6.000% due 08/25/2037 ^	170	155
Residential Accredit Loans, Inc. Trust
0.504% due 03/25/2037	509	186
5.500% due 02/25/2036 ^	429	343
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	143	127
Structured Asset Mortgage Investments Trust
0.394% due 05/25/2036	45	34
WaMu Mortgage Pass-Through Certificates Trust
0.898% due 05/25/2047	532	457
1.728% due 10/25/2036 ^	307	258
4.529% due 07/25/2037 ^	290	270
Wells Fargo Mortgage-Backed Securities Trust
2.639% due 03/25/2035	431	433

Total Mortgage-Backed Securities (Cost $8,027)		9,468

ASSET-BACKED SECURITIES 0.6%
Carrington Mortgage Loan Trust
0.324% due 08/25/2036	100	62
Credit-Based Asset Servicing and Securitization LLC
4.092% due 01/25/2037 ^	1,129	613
GSAMP Trust
0.324% due 08/25/2036	88	67
Mid-State Trust
7.791% due 03/15/2038	20	21
Morgan Stanley ABS Capital, Inc. Trust
0.314% due 05/25/2037	178	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust Asset-Backed Certificates
1.149% due 08/25/2033		$105	$96
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036		59	55
6.980% due 09/25/2031		1,805	1,760

Total Asset-Backed Securities (Cost $2,242)			2,801

SOVEREIGN ISSUES 0.8%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	158
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	100,000	555
4.750% due 04/17/2019	EUR	3,200	2,287
Ukraine Government International Bond
9.250% due 07/24/2017		$1,500	604

Total Sovereign Issues (Cost $5,082)			3,604

		SHARES
COMMON STOCKS 2.3%

FINANCIALS 1.2%
Banca Monte dei Paschi di Siena SpA (c)		1,000,000	665
CIT Group, Inc. (j)		31,331	1,414
EME Reorganization Trust		11,455,839	458
Hipotecaria Su Casita S.A. de C.V. (c)		78,886	0
Nationstar Mortgage Holdings, Inc. (c)		68,300	1,692
PHH Corp. (c)(j)		55,000	1,329

			5,558

HEALTH CARE 1.1%
NVHL S.A. ‘A’ (c)(f)		231,498	497
NVHL S.A. ‘B’ (c)(f)		231,498	497
NVHL S.A. ‘C’ (c)(f)		231,498	498
NVHL S.A. ‘D’ (c)(f)		231,498	498
NVHL S.A. ‘E’ (c)(f)		231,498	498
NVHL S.A. ‘F’ (c)(f)		231,498	498
NVHL S.A. ‘G’ (c)(f)		231,498	498
NVHL S.A. ‘H’ (c)(f)		231,498	498
NVHL S.A. ‘I’ (c)(f)		231,498	498
NVHL S.A. ‘J’ (c)(f)		231,498	498

			4,978

Total Common Stocks (Cost $15,127)			10,536

WARRANTS 0.1%

CONSUMER DISCRETIONARY 0.0%
XFit Brands, Inc. - Exp. 06/12/2024		1	5

INDUSTRIALS 0.1%
Global Geophysical Services, Inc. - Exp. 05/01/2049		19,565	186

Total Warrants (Cost $186)			191

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 4.4%

BANKING & FINANCE 4.4%
CoBank ACB
6.200% due 01/01/2025 (e)	2,000	$204
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	12,000	14,996
FelCor Lodging Trust, Inc.
8.000% due 04/30/2015 (e)	20,000	513
GMAC Capital Trust
8.125% due 02/15/2040	160,000	4,200

Total Preferred Securities (Cost $16,733)		19,913

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (g) 0.7%
		3,147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.032% due 04/23/2015 - 06/11/2015 (d)(k)(m)	$3,497	$3,497

Total Short-Term Instruments (Cost $6,644)		6,644

Total Investments in Securities (Cost $640,435)		622,221

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio	1,167	12

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	460,236	$4,564

Total Short-Term Instruments (Cost $4,576)		4,576

Total Investments in Affiliates (Cost $4,576)		4,576

Total Investments 139.0% (Cost $645,011)		$626,797

Financial Derivative Instruments (i)(l) 0.6% (Cost or Premiums, net $881)		2,815

Other Assets and Liabilities, net (39.6%)		(178,324)

Net Assets 100.0%		$451,288

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$723	$497	0.11%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	497	0.11%
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	498	0.11%
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	498	0.11%
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	498	0.11%
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	498	0.11%
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	498	0.11%
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	498	0.11%
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	498	0.11%
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	498	0.11%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	5,378	1.19%
Xfit Brands, Inc. 9.000% due 06/12/2017	06/10/2014 - 02/12/2015	2,559	2,535	0.56%

		$14,795	$12,891	2.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,147	Freddie Mac 2.080% due 10/17/2022	$(3,215)	$3,147	$3,147

Total Repurchase Agreements						$(3,215)	$3,147	$3,147

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(0.500%)	02/24/2015	11/13/2016	$	(2,373)	$(2,372)
	0.900%	01/16/2015	04/16/2015		(4,461)	(4,469)
BPG	0.730%	03/27/2015	05/18/2015		(1,825)	(1,825)
DEU	(1.250%)	03/13/2015	03/12/2017		(1,782)	(1,781)
	0.800%	01/14/2015	04/14/2015		(1,012)	(1,014)
	0.800%	01/16/2015	04/16/2015		(2,247)	(2,251)
	0.800%	01/20/2015	04/17/2015		(823)	(824)
	0.800%	02/27/2015	04/21/2015		(2,303)	(2,305)
	0.800%	03/13/2015	04/14/2015		(637)	(637)
	0.800%	03/16/2015	06/16/2015		(11,134)	(11,138)
	0.800%	03/17/2015	06/16/2015		(978)	(978)
	0.800%	03/17/2015	06/17/2015		(6,652)	(6,654)
	0.800%	03/23/2015	06/23/2015		(2,409)	(2,410)
	0.800%	03/27/2015	06/16/2015		(978)	(978)
RBC	0.780%	11/18/2014	05/18/2015		(1,377)	(1,381)
	0.780%	01/23/2015	06/09/2015		(4,461)	(4,468)
RTA	0.710%	03/02/2015	06/02/2015		(7,391)	(7,395)
	0.840%	03/23/2015	09/23/2015		(1,816)	(1,816)
SOG	0.590%	03/30/2015	04/28/2015		(17,580)	(17,581)
	0.590%	03/31/2015	04/28/2015		(6,435)	(6,435)
	0.650%	03/31/2015	04/30/2015		(12,514)	(12,514)
	0.670%	03/09/2015	05/22/2015		(5,337)	(5,339)
	0.670%	03/16/2015	06/16/2015		(1,830)	(1,831)
	0.690%	03/09/2015	05/22/2015		(4,799)	(4,801)
	0.690%	03/10/2015	05/29/2015		(5,778)	(5,781)
	0.690%	04/01/2015	05/05/2015		(2,743)	(2,743)
	0.700%	03/17/2015	06/18/2015		(17,799)	(17,804)
	0.730%	03/17/2015	06/18/2015		(4,427)	(4,428)
	0.750%	03/13/2015	06/10/2015		(2,063)	(2,064)
UBS	0.500%	01/16/2015	04/16/2015		(9,765)	(9,775)
	0.600%	01/07/2015	04/07/2015		(2,404)	(2,407)
	0.600%	01/15/2015	04/15/2015		(2,976)	(2,980)
	0.600%	02/27/2015	04/15/2015		(467)	(467)
	0.600%	03/09/2015	06/10/2015		(2,332)	(2,333)
	0.650%	11/24/2014	05/26/2015		(1,396)	(1,399)
	0.650%	01/12/2015	04/13/2015		(1,849)	(1,852)
	0.650%	01/20/2015	04/20/2015		(5,921)	(5,929)
	0.650%	03/23/2015	06/23/2015		(6,537)	(6,538)
	0.700%	11/24/2014	05/26/2015		(1,222)	(1,225)
	0.700%	01/07/2015	04/07/2015		(3,007)	(3,012)
	0.700%	01/15/2015	04/13/2015		(1,547)	(1,550)
	0.700%	01/20/2015	04/20/2015		(3,051)	(3,055)
	0.700%	03/23/2015	06/23/2015		(7,973)	(7,974)
	0.750%	11/24/2014	05/26/2015		(1,435)	(1,439)
	0.750%	01/05/2015	04/06/2015		(2,902)	(2,907)
	0.750%	01/07/2015	04/07/2015		(1,107)	(1,109)
	0.750%	03/18/2015	09/18/2015		(1,606)	(1,607)
	0.850%	03/18/2015	09/18/2015		(4,081)	(4,082)
	0.900%	03/18/2015	09/18/2015		(3,690)	(3,691)

Total Reverse Repurchase Agreements						$(201,348)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $241,140 at a weighted average interest rate of 0.588%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $221,848 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(6,841)	$0	$0	$(6,841)	$7,455	$614
BPG	0	(1,825)	0	0	(1,825)	2,173	348
DEU	0	(30,970)	0	0	(30,970)	33,942	2,972

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
RBC	$0	$(5,849)	$0	$0	$(5,849)	$6,646	$797
RTA	0	(9,211)	0	0	(9,211)	10,131	920
RYL	0	0	0	0	0	(33)	(33)
SOG	0	(81,321)	0	0	(81,321)	89,132	7,811
SSB	3,147	0	0	0	3,147	(3,215)	(68)
UBS	0	(65,331)	0	0	(65,331)	72,109	6,778

Total Borrowings and Other Financing Transactions	$3,147	$(201,348)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	617	$5	$9

Total Purchased Options				$5	$9

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	200	$(147)	$0	$(8)
90-Day Eurodollar March Futures	Short	03/2016	340	(264)	0	(21)
E-mini S&P 500 Index June Futures	Short	06/2015	105	(77)	78	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	320	(517)	20	(96)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	617	694	193	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	29	(84)	0	(12)

Total Futures Contracts				$(395)	$291	$(137)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$25,970	$2,168	$906	$30	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	6,900	502	27	8	0

				$2,670	$933	$38	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$34,100	$(416)	$(971)	$0	$(70)

Total Swap Agreements					$2,254	$(38)	$38	$(70)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(j)	Securities with an aggregate market value of $2,550 and cash of $(979) have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $2,233 and cash of $3,218 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$291	$38	$338	$0	$(137)	$(70)	$(207)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		7,758		GBP	5,226	$0	$(6)
	05/2015		GBP	5,226	$		7,756	6	0

BOA	04/2015		EUR	2,262			2,526	94	0
	04/2015		GBP	1,480			2,188	0	(7)

CBK	04/2015		CAD	1,069			855	11	0

DUB	04/2015		GBP	4,862			7,541	329	0

GLM	04/2015		EUR	14,472			16,364	812	(9)
	05/2015		CHF	1,393			1,512	76	0

JPM	04/2015		JPY	77,700			649	1	0
	04/2015	$		15,111		EUR	14,341	309	0
	05/2015			502		CHF	503	17	0

MSB	04/2015		EUR	37,085	$		41,860	1,982	0
	04/2015		GBP	7,820			11,789	189	0

UAG	04/2015	$		1,680		GBP	1,116	0	(24)

Total Forward Foreign Currency Contracts								$3,826	$(46)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.128%	EUR 5,000	$148	$(267)	$0	$(119)

BPS	Staples, Inc.	(1.000%	)	09/20/2018	0.963%	$ 8,000	208	(221)	0	(13)

BRC	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.299%	3,000	87	(124)	0	(37)

CBK	Assured Guaranty Corp.	(5.000%	)	12/20/2015	0.463%	1,500	(60)	7	0	(53)
	Assured Guaranty Corp.	(5.000%	)	12/20/2016	1.092%	2,000	(73)	(65)	0	(138)

DUB	Assured Guaranty Corp.	(5.000%	)	06/20/2016	0.726%	3,000	(260)	98	0	(162)
	MBIA, Inc.	(5.000%	)	06/20/2016	1.633%	3,000	(242)	114	0	(128)

GST	ArcelorMittal	(1.000%	)	06/20/2024	3.819%	EUR 2,000	528	(83)	445	0
	MBIA, Inc.	(5.000%	)	12/20/2015	1.161%	$ 1,500	11	(55)	0	(44)
	MBIA, Inc.	(5.000%	)	12/20/2016	2.417%	2,000	45	(135)	0	(90)

JPM	Alcoa, Inc.	(1.000%	)	03/20/2019	1.290%	6,000	195	(130)	65	0
	Turkey Government International Bond	(1.000%	)	03/20/2020	2.097%	7,000	291	62	353	0

MYC	MBIA, Inc.	(5.000%	)	06/20/2017	2.841%	2,000	(166)	70	0	(96)

							$712	$(729)	$863	$(880)

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Altice Finco S.A.	5.000%	06/20/2019	2.735%	EUR 3,000	$111	$186	$297	$0

CBK	CIT Group, Inc.	5.000%	09/20/2015	0.807%	$ 10,000	531	(314)	217	0
	Dell, Inc.	1.000%	06/20/2019	1.398%	6,000	(661)	566	0	(95)
	Dell, Inc.	1.000%	09/20/2021	2.334%	5,000	(609)	224	0	(385)
	International Lease Finance Corp.	5.000%	09/20/2015	0.714%	2,000	111	(67)	44	0
	Navient Corp.	5.000%	09/20/2015	0.532%	4,000	226	(133)	93	0

DUB	International Lease Finance Corp.	5.000%	06/20/2020	1.764%	1,675	167	94	261	0

GST	Greece Government International Bond	1.000%	09/20/2015	67.390%	300	(9)	(66)	0	(75)
	Peabody Energy Corp.	5.000%	12/20/2019	13.085%	5,000	(134)	(1,126)	0	(1,260)
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.731%	2,500	(39)	175	136	0

UAG	Sprint Communications, Inc.	1.000%	06/20/2019	3.388%	2,800	(506)	251	0	(255)

						$(812)	$(210)	$1,048	$(2,070)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 5,000	$ 976	$(1,033)	$0	$(57)

Total Swap Agreements						$ 876	$(1,972)	$1,911	$(3,007)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $1,264 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$6	$0	$0	$6	$(6)	$0	$0	$(6)	$0	$0	$0
BOA	94	0	0	94	(7)	0	(119)	(126)	(32)	0	(32)
BPS	0	0	0	0	0	0	(13)	(13)	(13)	0	(13)
BRC	0	0	297	297	0	0	(37)	(37)	260	(220)	40
CBK	11	0	354	365	0	0	(671)	(671)	(306)	281	(25)
DUB	329	0	261	590	0	0	(290)	(290)	300	(300)	0
GLM	888	0	0	888	(9)	0	0	(9)	879	(570)	309
GST	0	0	581	581	0	0	(1,469)	(1,469)	(888)	632	(256)
JPM	327	0	418	745	0	0	0	0	745	(780)	(35)
MSB	2,171	0	0	2,171	0	0	0	0	2,171	(1,910)	261
MYC	0	0	0	0	0	0	(153)	(153)	(153)	10	(143)
UAG	0	0	0	0	(24)	0	(255)	(279)	(279)	320	41

Total Over the Counter	$3,826	$0	$1,911	$5,737	$(46)	$0	$(3,007)	$(3,053)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	78	0	213	291
Swap Agreements	0	38	0	0	0	38

	$0	$38	$78	$0	$222	$338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,826	$0	$3,826
Swap Agreements	0	1,911	0	0	0	1,911

	$0	$1,911	$0	$3,826	$0	$5,737

	$0	$1,949	$78	$3,826	$222	$6,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$137	$137
Swap Agreements	0	0	0	0	70	70

	$0	$0	$0	$0	$207	$207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46	$0	$46
Swap Agreements	0	3,007	0	0	0	3,007

	$0	$3,007	$0	$46	$0	$3,053

	$0	$3,007	$0	$46	$207	$3,260

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	(1,867)	0	(1,248)	(3,115)
Swap Agreements	0	(1,119)	0	0	(601)	(1,720)

	$0	$(1,119)	$(1,867)	$0	$(1,865)	$(4,851)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,436	$0	$9,436
Swap Agreements	0	(1,362)	0	0	0	(1,362)

	$0	$(1,362)	$0	$9,436	$0	$8,074

	$0	$(2,481)	$(1,867)	$9,436	$(1,865)	$3,223

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	254	0	189	443
Swap Agreements	0	2,109	0	0	(2,380)	(271)

	$0	$2,109	$254	$0	$(2,187)	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,202	$0	$4,202
Swap Agreements	0	604	0	0	0	604

	$0	$604	$0	$4,202	$0	$4,806

	$0	$2,713	$254	$4,202	$(2,187)	$4,982

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$76,381	$0	$76,381
Corporate Bonds & Notes
Banking & Finance	824	151,973	50,412	203,209
Industrials	0	220,082	8,077	228,159
Utilities	0	55,265	167	55,432
Municipal Bonds & Notes
California	0	1,127	0	1,127
Florida	0	610	0	610
New York	0	100	0	100
West Virginia	0	4,046	0	4,046
Mortgage-Backed Securities	0	9,468	0	9,468
Asset-Backed Securities	0	2,801	0	2,801
Sovereign Issues	0	3,604	0	3,604
Common Stocks
Financials	5,558	0	0	5,558
Health Care	0	0	4,978	4,978
Warrants
Consumer Discretionary	0	0	5	5
Industrials	0	0	186	186
Preferred Securities
Banking & Finance	4,200	15,713	0	19,913
Short-Term Instruments
Repurchase Agreements	0	3,147	0	3,147
U.S. Treasury Bills	0	3,497	0	3,497
	$10,582	$547,814	$63,825	$622,221

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,576	$0	$0	$4,576

Total Investments	$15,158	$547,814	$63,825	$626,797

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	291	47	0	338
Over the counter	0	5,737	0	5,737
	$291	$5,784	$0	$6,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(137)	(70)	0	(207)
Over the counter	0	(3,053)	0	(3,053)
	$(137)	$(3,123)	$0	$(3,260)

Totals	$15,312	$550,475	$63,825	$629,612

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$23,202	$25,313	$0	$9	$0	$1,888	$0	$0	$50,412	$1,888
Industrials	2,456	7,914	(2,207)	0	176	(262)	0	0	8,077	(89)
Utilities	1,348	0	(1,021)	1	7	(168)	0	0	167	(22)
Asset-Backed Securities	11,184	0	(11,560)	31	963	(618)	0	0	0	0
Common Stocks
Health Care	7,335	0	0	0	0	(2,357)	0	0	4,978	(2,357)
Warrants
Consumer Discretionary	0	0	0	0	0	5	0	0	5	5
Industrials	0	186	0	0	0	0	0	0	186	0

	$45,525	$33,413	$(14,788)	$41	$1,146	$(1,512)	$0	$0	$63,825	$(575)

Financial Derivative Instruments - Assets
Over the counter	$248	$0	$0	$0	$0	$(73)	$0	$(175)	$0	$0

Totals	$45,773	$33,413	$(14,788)	$41	$1,146	$(1,585)	$0	$(175)	$63,825	$(575)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$50,412	Benchmark Pricing	Base Price	100.00-102.75
Industrials	7,821	Benchmark Pricing	Base Price	1.25-99.75
	256	Third Party Vendor	Broker Quote	103.50-108.50
Utilities	167	Third Party Vendor	Broker Quote	100.75
Common Stocks
Health Care	4,978	Indicative Market Quotation	Broker Quote	$2.00
Warrants
Consumer Discretionary	5	Other Valuation Techniques (3)	—	—
Industrials	186	Benchmark Pricing	Base Price	9.50

Total	$63,825

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Portfolio.

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.9%

BANK LOAN OBLIGATIONS 8.4%
AASET
TBD% due 12/15/2020	$2,500	$2,519
Activision Blizzard, Inc.
3.250% due 10/12/2020	1,570	1,579
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	8,810	8,839
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (e)	10,316	10,458
Charter Communications Operating LLC
3.000% due 07/01/2020	7,761	7,743
3.000% due 01/04/2021	746	744
Crown Castle International Corp.
3.000% due 01/31/2019	3,270	3,277
Crown Castle Operating Co.
3.000% due 01/31/2021	34,170	34,135
CSC Holdings, Inc.
2.678% due 04/17/2020	8,542	8,514
Delos Finance SARL
3.500% due 03/06/2021	42,802	42,920
Delta Air Lines, Inc.
2.157% due 09/30/2019 (e)	18,508	18,371
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	2,425	2,431
Las Vegas Sands LLC
3.250% due 12/18/2020	37,134	37,137
NRG Energy, Inc.
2.750% due 07/02/2018	7,919	7,893
RPI Finance Trust
3.250% due 05/09/2018	5,270	5,290
3.500% due 11/09/2020	798	804
WR Grace & Co.
1.000% - 3.000% due 02/03/2021	7,878	7,890

Total Bank Loan Obligations (Cost $199,994)		200,544

CORPORATE BONDS & NOTES 83.5%

BANKING & FINANCE 59.0%
AGFC Capital Trust
6.000% due 01/15/2067	3,080	2,325
AgriBank FCB
9.125% due 07/15/2019	500	639
American Express Co.
4.900% due 03/15/2020 (d)	1,600	1,627
6.800% due 09/01/2066	3,405	3,584
7.000% due 03/19/2018	400	462
American International Group, Inc.
5.850% due 01/16/2018	9,165	10,245
8.175% due 05/15/2068	5,405	7,692
American Tower Corp.
4.500% due 01/15/2018	500	536
AXA S.A.
6.463% due 12/14/2018 (d)	10,000	10,663
Banco do Brasil S.A.
3.875% due 10/10/2022	200	185
Banco Santander Brasil S.A.
4.625% due 02/13/2017	20,425	21,140
Banco Santander Chile
1.152% due 04/11/2017	5,000	4,988
Bank of America Corp.
2.600% due 01/15/2019	2,717	2,767
2.650% due 04/01/2019	6,700	6,833
4.000% due 04/01/2024	3,950	4,208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/14/2016	$450	$479
5.650% due 05/01/2018	11,515	12,780
5.700% due 05/02/2017	210	226
5.750% due 12/01/2017	25	28
6.000% due 09/01/2017	22,600	24,871
6.400% due 08/28/2017	36,300	40,248
6.500% due 08/01/2016	3,440	3,672
6.875% due 04/25/2018	57,360	65,648
6.875% due 11/15/2018	800	929
7.625% due 06/01/2019	4,665	5,636
Bank of America N.A.
0.551% due 06/15/2016	4,200	4,186
0.676% due 05/08/2017	2,500	2,497
5.300% due 03/15/2017	3,100	3,312
6.100% due 06/15/2017	1,000	1,096
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.850% due 09/08/2021	9,800	9,958
Bank One Capital
8.750% due 09/01/2030	75	112
Barclays Bank PLC
7.625% due 11/21/2022	29,877	35,031
7.750% due 04/10/2023	6,800	7,548
10.179% due 06/12/2021	8,010	10,984
BBVA Bancomer S.A.
6.500% due 03/10/2021	1,000	1,112
6.750% due 09/30/2022	200	227
Bear Stearns Cos. LLC
4.650% due 07/02/2018	11,837	12,900
5.550% due 01/22/2017	7,630	8,164
7.250% due 02/01/2018	33,400	38,472
BGC Partners, Inc.
5.375% due 12/09/2019	5,900	6,033
BNP Paribas S.A.
5.000% due 01/15/2021	5,000	5,675
7.195% due 06/25/2037 (d)	5,600	6,776
BPCE S.A.
4.500% due 03/15/2025	5,700	5,812
5.700% due 10/22/2023	13,000	14,419
Cantor Fitzgerald LP
6.375% due 06/26/2015	2,300	2,326
7.875% due 10/15/2019	13,290	14,520
CBA Capital Trust
6.024% due 03/15/2016 (d)	8,665	8,983
Citigroup, Inc.
0.534% due 06/09/2016	1,000	994
8.500% due 05/22/2019	5,691	7,094
CME Group, Inc.
5.300% due 09/15/2043	500	623
Columbia Property Trust Operating Partnership LP
4.150% due 04/01/2025	1,000	1,030
Compass Bank
2.750% due 09/29/2019	6,150	6,245
Credit Agricole S.A.
3.875% due 04/15/2024	5,000	5,305
4.375% due 03/17/2025	11,950	12,107
8.125% due 09/19/2033	13,922	15,871
Credit Suisse
3.000% due 10/29/2021	7,450	7,595
Credit Suisse AG
6.500% due 08/08/2023	19,345	22,136
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	5,100	5,141
DBS Bank Ltd.
0.863% due 07/15/2021	1,834	1,820
3.625% due 09/21/2022	2,580	2,678
DBS Group Holdings Ltd.
2.246% due 07/16/2019	4,100	4,155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Annington Finance BV
3.200% due 10/02/2017	$16,800	$17,299
5.000% due 10/02/2023	6,555	7,174
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	874	929
Duke Realty LP
8.250% due 08/15/2019	4,100	5,068
EPR Properties
4.500% due 04/01/2025	900	917
ERP Operating LP
2.375% due 07/01/2019	9,400	9,532
Essex Portfolio LP
3.875% due 05/01/2024	3,500	3,668
First American Financial Corp.
4.300% due 02/01/2023	4,175	4,194
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	600	607
3.984% due 06/15/2016	7,390	7,621
4.207% due 04/15/2016	8,956	9,214
4.250% due 02/03/2017	1,000	1,050
6.625% due 08/15/2017	26,000	28,886
8.000% due 12/15/2016	5,600	6,208
8.125% due 01/15/2020	6,300	7,880
12.000% due 05/15/2015	2,425	2,455
General Electric Capital Corp.
6.375% due 11/15/2067	3,650	3,969
Goldman Sachs Group, Inc.
5.950% due 01/18/2018	14,929	16,623
6.150% due 04/01/2018	6,150	6,916
7.500% due 02/15/2019	300	358
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022	9,815	11,301
6.375% due 04/15/2021	2,000	2,352
Hanover Insurance Group, Inc.
6.375% due 06/15/2021	2,000	2,359
HBOS PLC
6.000% due 11/01/2033	1,265	1,504
6.750% due 05/21/2018	34,030	38,153
HDFC Bank Ltd.
3.000% due 11/30/2016	1,200	1,228
Health Care REIT, Inc.
3.625% due 03/15/2016	5,248	5,381
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021	200	226
HSBC Bank PLC
4.125% due 08/12/2020	100	109
4.750% due 01/19/2021	5,400	6,073
HSBC Bank USA N.A.
4.875% due 08/24/2020	1,625	1,826
HSBC Finance Corp.
0.692% due 06/01/2016	100	100
6.676% due 01/15/2021	14,250	16,942
HSBC Holdings PLC
4.000% due 03/30/2022	800	862
4.875% due 01/14/2022	3,100	3,502
5.100% due 04/05/2021	1,125	1,287
6.375% due 09/17/2024 (d)	7,700	7,873
7.625% due 05/17/2032	1,230	1,694
HSBC USA, Inc.
2.350% due 03/05/2020	3,950	3,976
ICICI Bank Ltd.
4.750% due 11/25/2016	6,100	6,378
ING Bank NV
4.125% due 11/21/2023	650	674
5.800% due 09/25/2023	16,000	18,145
Intercontinental Exchange, Inc.
4.000% due 10/15/2023	18,700	20,230

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
6.750% due 09/01/2016		$13,630	$14,516
7.125% due 09/01/2018		9,100	10,238
Intesa Sanpaolo SpA
2.375% due 01/13/2017		17,250	17,461
3.125% due 01/15/2016		7,800	7,908
5.017% due 06/26/2024		1,000	1,025
5.250% due 01/12/2024		1,800	2,030
6.500% due 02/24/2021		14,829	17,635
JPMorgan Chase & Co.
2.200% due 10/22/2019		3,800	3,813
6.000% due 01/15/2018		1,500	1,678
6.000% due 08/01/2023 (d)		2,000	2,035
7.900% due 04/30/2018 (d)		12,000	12,975
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		26,150	26,087
6.000% due 10/01/2017		22,550	24,987
JPMorgan Chase Capital
1.223% due 09/30/2034		3,000	2,535
KBC Bank NV
8.000% due 01/25/2023		1,000	1,126
Kilroy Realty LP
5.000% due 11/03/2015		200	204
Kookmin Bank
1.131% due 01/27/2017		900	906
LBG Capital PLC
8.500% due 12/17/2021 (d)		10,000	10,936
Lehman Brothers Holdings, Inc.
5.875% due 11/15/2017 ^		8,150	1,182
6.875% due 05/02/2018 ^		16,693	2,441
7.875% due 05/08/2018 ^	GBP	16,500	4,283
Lloyds Bank PLC
2.350% due 09/05/2019		$8,100	8,209
2.400% due 03/17/2020		5,500	5,555
12.000% due 12/16/2024 (d)		1,250	1,800
MetLife, Inc.
6.400% due 12/15/2066		30	36
Morgan Stanley
1.396% due 01/27/2020		2,500	2,540
5.500% due 01/26/2020		300	342
MUFG Union Bank N.A.
2.250% due 05/06/2019		3,000	3,038
Navient Corp.
5.500% due 01/15/2019		700	716
5.625% due 08/01/2033		2,000	1,648
8.450% due 06/15/2018		50,650	56,348
Nippon Life Insurance Co.
5.000% due 10/18/2042		3,900	4,207
Nomura Holdings, Inc.
2.000% due 09/13/2016		2,300	2,323
Nordea Bank AB
4.875% due 01/27/2020		4,823	5,445
6.125% due 09/23/2024 (d)		2,440	2,522
Omega Healthcare Investors, Inc.
4.950% due 04/01/2024		2,250	2,382
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		1,200	1,348
PPF Funding, Inc.
5.700% due 04/15/2017		3,500	3,718
Prologis LP
4.250% due 08/15/2023		2,500	2,693
Prudential Financial, Inc.
7.375% due 06/15/2019		350	424
Rabobank Group
8.375% due 07/26/2016 (d)		12,219	13,059
8.400% due 06/29/2017 (d)		4,500	4,996
11.000% due 06/30/2019 (d)		7,000	9,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
4.600% due 04/12/2016	$4,000	$4,137
Reliance Standard Life Global Funding
2.500% due 04/24/2019	9,000	9,128
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	6,900	7,176
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	26,135	30,970
Royal Bank of Scotland PLC
9.500% due 03/16/2022	6,061	6,849
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	10,000	9,800
SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,544
5.000% due 08/15/2018	9,050	9,771
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (d)	14,000	17,004
Standard Chartered PLC
6.500% due 04/02/2020 (a)(d)	6,100	6,160
State Street Capital Trust
1.271% due 06/01/2077	15,500	13,175
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	1,918	2,008
Stone Street Trust
5.902% due 12/15/2015	13,900	14,330
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024	4,700	5,043
Synchrony Financial
3.000% due 08/15/2019	2,400	2,454
3.750% due 08/15/2021	1,300	1,349
Temasek Financial Ltd.
4.300% due 10/25/2019	7,550	8,418
Tiers Trust
8.125% due 09/15/2017	227	239
UBS AG
2.375% due 08/14/2019	10,400	10,489
4.750% due 05/22/2023	6,639	6,882
5.125% due 05/15/2024	6,165	6,423
5.875% due 12/20/2017	2,499	2,775
7.250% due 02/22/2022	5,900	6,363
7.625% due 08/17/2022	10,800	13,118
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)	14,900	15,552
UDR, Inc.
3.700% due 10/01/2020	1,100	1,163
3.750% due 07/01/2024	7,550	7,846
USB Capital
3.500% due 05/01/2015 (d)	14,250	11,863
Vornado Realty LP
2.500% due 06/30/2019	8,950	9,031
Voya Financial, Inc.
2.900% due 02/15/2018	7,950	8,207
Wachovia Capital Trust
5.570% due 05/01/2015 (d)	10,010	9,934
Wells Fargo & Co.
5.875% due 06/15/2025 (d)	2,950	3,128
5.900% due 06/15/2024 (d)	3,750	3,914
7.980% due 03/15/2018 (d)	17,800	19,580

		1,408,294

INDUSTRIALS 16.2%
Actavis Funding SCS
1.850% due 03/01/2017	25,000	25,188
Amazon.com, Inc.
3.800% due 12/05/2024	4,000	4,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
3.625% due 05/22/2024	$4,000	$4,215
Aviation Capital Group Corp.
7.125% due 10/15/2020	14,600	16,991
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	544	557
Boston Scientific Corp.
2.650% due 10/01/2018	3,830	3,875
Burlington Northern Santa Fe LLC
4.100% due 06/01/2021	5,000	5,501
8.125% due 04/15/2020	7,000	8,814
Cielo S.A.
3.750% due 11/16/2022	6,650	6,207
CNPC General Capital Ltd.
2.750% due 05/14/2019	3,400	3,423
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	49	51
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	58
ConAgra Foods, Inc.
1.900% due 01/25/2018	1,626	1,629
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,314	3,471
4.750% due 07/12/2022	7,913	8,487
6.000% due 07/12/2020	901	955
7.250% due 05/10/2021	697	807
7.707% due 10/02/2022	24	27
9.000% due 01/08/2018	1,215	1,315
Continental Resources, Inc.
3.800% due 06/01/2024	5,650	5,218
4.500% due 04/15/2023	3,300	3,208
Covidien International Finance S.A.
6.000% due 10/15/2017	175	195
Cox Communications, Inc.
3.250% due 12/15/2022	9,250	9,398
5.875% due 12/01/2016	100	107
Crown Castle Towers LLC
6.113% due 01/15/2040	700	801
CVS Pass-Through Trust
6.943% due 01/10/2030	1,856	2,311
7.507% due 01/10/2032	1,950	2,538
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	464	510
8.021% due 02/10/2024	318	369
Enbridge, Inc.
3.500% due 06/10/2024	300	295
Energy Transfer Partners LP
9.700% due 03/15/2019	444	559
Enterprise Products Operating LLC
3.350% due 03/15/2023	1,700	1,725
3.900% due 02/15/2024	700	734
6.500% due 01/31/2019	1,634	1,890
General Electric Co.
2.700% due 10/09/2022	650	662
Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,550	2,626
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	3,500	3,122
Hospira, Inc.
5.200% due 08/12/2020	4,600	5,253
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	1,300	1,322
Incitec Pivot Ltd.
4.000% due 12/07/2015	7,000	7,132
JM Smucker Co.
1.750% due 03/15/2018	1,400	1,407
3.000% due 03/15/2022	700	712
3.500% due 03/15/2025	300	309

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
7.800% due 08/01/2031	$23,385	$28,717
8.050% due 10/15/2030	9,200	11,367
KLA-Tencor Corp.
4.125% due 11/01/2021	1,500	1,581
Lender Processing Services, Inc.
5.750% due 04/15/2023	3,650	3,886
Masco Corp.
4.450% due 04/01/2025	1,300	1,346
4.800% due 06/15/2015	5,000	5,041
6.125% due 10/03/2016	5,750	6,156
7.125% due 03/15/2020	1,000	1,178
McKesson Corp.
3.796% due 03/15/2024	8,400	8,879
Medtronic, Inc.
1.071% due 03/15/2020	3,000	3,037
3.150% due 03/15/2022	2,700	2,806
3.500% due 03/15/2025	3,400	3,562
Mid-America Apartments LP
3.750% due 06/15/2024	1,800	1,848
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	18,200	19,883
Motorola Solutions, Inc.
4.000% due 09/01/2024	3,000	3,106
Mylan, Inc.
3.125% due 01/15/2023	650	643
NetApp, Inc.
3.375% due 06/15/2021	750	765
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022	375	353
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	3,037	2,338
6.750% due 10/01/2022	744	580
Owens Corning
4.200% due 12/15/2022	250	261
Petrofac Ltd.
3.400% due 10/10/2018	2,800	2,763
Pioneer Natural Resources Co.
6.650% due 03/15/2017	3,000	3,262
6.875% due 05/01/2018	4,800	5,443
Pride International, Inc.
8.500% due 06/15/2019	1,600	1,906
QVC, Inc.
4.850% due 04/01/2024	700	729
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022	278	280
Reynolds American, Inc.
6.750% due 06/15/2017	5,800	6,439
Rock-Tenn Co.
4.450% due 03/01/2019	1,100	1,182
Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,000	8,401
SBA Tower Trust
3.598% due 04/15/2043	27,600	27,658
Southwestern Energy Co.
4.100% due 03/15/2022	850	838
7.500% due 02/01/2018	3,500	3,956
TCI Communications, Inc.
8.750% due 08/01/2015	127	130
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016	4,750	5,048
Time Warner Cable, Inc.
6.550% due 05/01/2037	2,800	3,528
8.750% due 02/14/2019	1,200	1,483
Time Warner, Inc.
7.625% due 04/15/2031	505	708
7.700% due 05/01/2032	185	263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Transocean, Inc.
6.000% due 03/15/2018	$5,992	$5,647
6.500% due 11/15/2020 (g)	4,044	3,393
7.375% due 04/15/2018 (g)	3,364	3,288
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,364	2,795
UAL Pass-Through Trust
9.750% due 07/15/2018	2,897	3,215
United Airlines Pass-Through Trust
3.750% due 03/03/2028	3,000	3,128
Universal Health Services, Inc.
7.125% due 06/30/2016	500	533
Viacom, Inc.
2.500% due 09/01/2018	5,650	5,751
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,806
Williams Partners LP
4.300% due 03/04/2024	1,000	1,000
Wynn Las Vegas LLC
4.250% due 05/30/2023	2,200	2,112
5.375% due 03/15/2022	5,000	5,200
5.500% due 03/01/2025	12,800	13,024
Zimmer Holdings, Inc.
2.700% due 04/01/2020	5,900	5,986

		386,414

UTILITIES 8.3%
AEP Texas Central Co.
6.650% due 02/15/2033	300	402
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	18,050	19,098
BG Energy Capital PLC
4.000% due 10/15/2021	7,000	7,306
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,382	1,477
Bvps Funding Corp.
8.890% due 06/01/2017	418	443
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,701
Electricite de France S.A.
5.625% due 01/22/2024 (d)	4,000	4,261
FirstEnergy Corp.
7.375% due 11/15/2031	288	367
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	130	134
9.250% due 04/23/2019	4,200	4,532
Israel Electric Corp. Ltd.
5.625% due 06/21/2018	500	534
Jersey Central Power & Light Co.
5.650% due 06/01/2017	700	759
KT Corp.
1.750% due 04/22/2017	7,500	7,515
Metropolitan Edison Co.
7.700% due 01/15/2019	155	185
NGPL PipeCo LLC
7.119% due 12/15/2017	1,000	995
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,462
Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	10,223
Petrobras Global Finance BV
4.375% due 05/20/2023	16,600	14,236
6.250% due 03/17/2024	5,000	4,727
7.875% due 03/15/2019	7,100	7,267
Plains All American Pipeline LP
8.750% due 05/01/2019	700	873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PNPP Funding Corp.
9.120% due 05/30/2016	$183	$187
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	3,039
Rosneft Finance S.A.
7.875% due 03/13/2018	7,750	7,867
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017	7,500	7,493
1.172% due 04/10/2019	8,500	8,492
Utility Contract Funding LLC
7.944% due 10/01/2016	172	183
Verizon Communications, Inc.
4.862% due 08/21/2046	1,757	1,844
5.012% due 08/21/2054	4,821	5,025
5.150% due 09/15/2023	64,400	73,885

		198,512

Total Corporate Bonds & Notes (Cost $1,865,542)		1,993,220

MUNICIPAL BONDS & NOTES 0.0%

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	725	980

Total Municipal Bonds & Notes (Cost $739)		980

U.S. GOVERNMENT AGENCIES 0.0%
Ginnie Mae
8.500% due 08/15/2030	23	27

Total U.S. Government Agencies (Cost $23)		27

U.S. TREASURY OBLIGATIONS 12.8%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)	74,550	73,921
3.000% due 11/15/2044 (g)	19,125	20,962
3.125% due 08/15/2044 (g)(i)	85,200	95,537
U.S. Treasury Inflation Protected Securities (c)
0.250% due 01/15/2025 (g)	18,552	18,723
0.375% due 07/15/2023 (g)(i)	1,657	1,702
2.375% due 01/15/2025 (g)(i)(k)	30,495	37,027
U.S. Treasury Notes
1.750% due 09/30/2019 (i)	400	408
2.000% due 02/15/2025 (g)	57,225	57,591

Total U.S. Treasury Obligations (Cost $299,389)		305,871

MORTGAGE-BACKED SECURITIES 0.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.298% due 01/15/2046	2,506	2,555
Structured Asset Mortgage Investments Trust
0.878% due 03/19/2034	1,465	1,407

Total Mortgage-Backed Securities (Cost $3,916)		3,962

ASSET-BACKED SECURITIES 1.3%
Cavalry CLO Ltd.
1.528% due 01/16/2024	3,100	3,090
Eagle Ltd.
2.570% due 12/15/2039	1,313	1,311
Elm CLO Ltd.
1.676% due 01/17/2023	4,400	4,400
Inwood Park CDO Ltd.
0.482% due 01/20/2021	514	512

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LCM LP
1.453% due 07/14/2022	$1,964	$1,963
Race Point CLO Ltd.
1.541% due 12/15/2022	4,629	4,627
Springleaf Funding Trust
3.920% due 01/16/2023	3,200	3,217
Voya CLO Ltd.
1.570% due 10/15/2022 (a)	4,400	4,400
1.615% due 10/15/2022 (a)	7,800	7,753

Total Asset-Backed Securities (Cost $31,258)		31,273

SOVEREIGN ISSUES 0.8%
Korea Development Bank
2.250% due 08/07/2017	6,000	6,103
3.500% due 08/22/2017	11,000	11,498
3.875% due 05/04/2017	700	735
Korea Housing Finance Corp.
4.125% due 12/15/2015	1,400	1,432

Total Sovereign Issues (Cost $19,439)		19,768

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%
Wells Fargo & Co.
7.500% (d)	27,300	33,313

Total Convertible Preferred Securities (Cost $21,287)		33,313

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Citigroup Capital
7.875% due 10/30/2040	147,300	3,906

	SHARES	MARKET VALUE (000S)
CoBank ACB
6.200% due 01/01/2025 (d)	30,000	$3,067

		6,973

UTILITIES 0.0%
SCE Trust
5.750% due 03/15/2024 (d)	20,000	554

Total Preferred Securities (Cost $7,557)		7,527

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.2%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.107% due 05/16/2016	$5,000	4,979
Intesa Sanpaolo SpA
1.632% due 04/11/2016	15,500	15,552

		20,531

REPURCHASE AGREEMENTS (f) 0.2%
		4,916

U.S. TREASURY BILLS 0.1%
0.039% due 04/16/2015 - 06/11/2015 (b)(i)(k)	2,724	2,724

Total Short-Term Instruments (Cost $28,140)		28,171

Total Investments in Securities (Cost $2,477,284)		2,624,656

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio	1,433	$14
PIMCO Short-Term Floating NAV Portfolio III	2,540,888	25,198

Total Short-Term Instruments (Cost $25,211)		25,212

Total Investments in Affiliates (Cost $25,211)		25,212

Total Investments 111.0% (Cost $2,502,495)		$2,649,868

Financial Derivative Instruments (h)(j) 0.4% (Cost or Premiums, net $8,364)		8,824

Other Assets and Liabilities, net (11.4%)		(270,511)

Net Assets 100.0%		$2,388,181

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$10,316	$10,458	0.44%
Delta Air Lines, Inc.	2.157%	09/30/2019	09/29/2014	18,508	18,371	0.77%

				$28,824	$28,829	1.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,916	Freddie Mac 2.080% due 10/17/2022	$(5,015)	$4,916	$4,916

Total Repurchase Agreements						$(5,015)	$4,916	$4,916

(1)	Includes accrued interest.

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.230%	01/30/2015	04/28/2015	$(611)	$(611)
BSN	0.050%	03/27/2015	04/06/2015	(57,440)	(57,440)
	0.290%	03/24/2015	04/24/2015	(4,046)	(4,046)
DBL	(1.750%)	12/10/2014	12/08/2016	(3,806)	(3,785)
GRE	0.330%	03/25/2015	04/01/2015	(53,808)	(53,811)
JPS	0.230%	02/27/2015	05/27/2015	(2,720)	(2,721)

Total Reverse Repurchase Agreements					$(122,414)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.220%	02/04/2015	04/06/2015	$(307)	$(307)
	0.250%	03/13/2015	04/13/2015	(3,049)	(3,052)
	0.260%	03/12/2015	04/13/2015	(30,866)	(30,900)
BPG	0.310%	03/19/2015	04/02/2015	(18,194)	(18,197)
	0.310%	03/24/2015	04/07/2015	(6,734)	(6,737)
	0.310%	03/25/2015	04/24/2015	(3,298)	(3,307)
GSC	0.190%	03/17/2015	04/15/2015	(8,994)	(9,003)
	0.230%	03/18/2015	04/08/2015	(14,118)	(14,127)
	0.500%	03/31/2015	04/01/2015	(7,118)	(7,118)
	0.650%	03/31/2015	04/01/2015	(6,820)	(6,820)
MSC	0.240%	03/03/2015	04/17/2015	(24,164)	(24,175)
	0.280%	03/20/2015	04/06/2015	(40,706)	(40,726)
TDM	0.450%	03/27/2015	04/06/2015	(4,811)	(4,813)

Total Sale-Buyback Transactions					$(169,282)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $36,893 at a weighted average interest rate of (0.035%).
(3)	Payable for sale-buyback transactions includes $75 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $292,364 and cash of $610 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(611)	$0	$0	$(611)	$622	$11
BSN	0	(61,486)	0	0	(61,486)	61,625	139
DBL	0	(3,785)	0	0	(3,785)	3,734	(51)
GRE	0	(53,811)	0	0	(53,811)	53,221	(590)
JPS	0	(2,721)	0	0	(2,721)	2,710	(11)
RYL	0	0	0	0	0	590	590
SGY	0	0	0	0	0	(402)	(402)
SSB	4,916	0	0	0	4,916	(5,015)	(99)

Master Securities Forward Transaction Agreement
BCY	0	0	(34,259)	0	(34,259)	34,017	(242)
BPG	0	0	(28,241)	0	(28,241)	28,222	(19)
GSC	0	0	(37,068)	0	(37,068)	36,785	(283)
MSC	0	0	(64,901)	0	(64,901)	64,824	(77)
TDM	0	0	(4,813)	0	(4,813)	4,834	21

Total Borrowings and Other Financing Transactions	$4,916	$(122,414)	$(169,282)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	311	$(48)	$0	$(12)
90-Day Eurodollar December Futures	Short	12/2016	680	(423)	0	(77)
90-Day Eurodollar December Futures	Short	12/2017	753	(640)	0	(75)
90-Day Eurodollar June Futures	Short	06/2015	640	(42)	0	(8)
90-Day Eurodollar June Futures	Short	06/2016	680	(356)	0	(59)
90-Day Eurodollar June Futures	Short	06/2017	458	(121)	0	(57)
90-Day Eurodollar March Futures	Short	03/2016	401	(66)	0	(25)
90-Day Eurodollar March Futures	Short	03/2018	277	(203)	0	(31)
90-Day Eurodollar September Futures	Short	09/2015	384	(42)	0	(10)
90-Day Eurodollar September Futures	Short	09/2016	680	(397)	0	(68)
90-Day Eurodollar September Futures	Short	09/2017	458	(117)	0	(52)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	325	497	102	0

Total Futures Contracts				$(1,958)	$102	$(474)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-20 5-Year Index	1.000%	06/20/2018	$3,700	$72	$44	$0	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	10,750	200	16	2	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	106,900	1,815	248	19	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	17,900	329	(7)	3	0

				$2,416	$301	$24	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	03/16/2019	$204,600	$(1,414)	$(1,291)	$0	$(197)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	87,200	(3,622)	(1,597)	0	(148)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020	195,800	(5,946)	(793)	0	(360)
Receive	3-Month USD-LIBOR	2.700%	07/18/2024	213,000	(14,193)	(3,453)	0	(445)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	53,600	(5,223)	(2,954)	0	(114)
Receive	3-Month USD-LIBOR	2.300%	02/17/2025	83,900	(2,314)	(1,906)	0	(170)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025	24,500	(671)	(546)	0	(50)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	90,000	(22,527)	(1,277)	0	(106)

					$(55,910)	$(13,817)	$0	$(1,590)

Total Swap Agreements					$(53,494)	$(13,516)	$24	$(1,590)

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $6,692 and cash of $28,068 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$102	$24	$126	$0	$(474)	$(1,590)	$(2,064)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	46,900	$3,718	$131

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	01/11/2016		88,700	179	212

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		80,250	189	218

								$4,086	$561

Total Purchased Options								$4,086	$561

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	12,900	$(20)	$(1)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		22,000	(29)	(7)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	06/17/2015		10,300	(13)	(9)
	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		10,600	(13)	(10)

GST	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		10,100	(13)	(10)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		11,200	(14)	(4)

							$(102)	$(41)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	197,100	$(3,706)	$(325)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760%	01/11/2016		19,700	(179)	(235)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		242,900	(874)	(1,805)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		242,900	(874)	(102)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		17,350	(195)	(201)

								$(5,828)	$(2,668)

Total Written Options								$(5,930)	$(2,709)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	1,778	$311,800	$(4,611)
Sales	2,794	2,252,400	(8,174)
Closing Buys	0	(23,600)	28
Expirations	(3,780)	(1,255,200)	4,696
Exercised	(792)	(488,350)	2,131

Balance at End of Period	0	$797,050	$(5,930)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.326%	$2,400	$(13)	$58	$45	$0
	Goldman Sachs Group, Inc.	1.000%	09/20/2018	0.607%	2,000	23	5	28	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%	100	(5)	6	1	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%	9,575	154	10	164	0

BPS	Masco Corp.	5.000%	12/20/2017	0.415%	10,700	1,404	(55)	1,349	0
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%	3,000	(150)	(301)	0	(451)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.825%	4,200	30	18	48	0
	Ford Motor Co.	5.000%	12/20/2015	0.151%	1,550	166	(109)	57	0
	Ford Motor Co.	5.000%	09/20/2017	0.383%	10,000	1,252	(95)	1,157	0
	Ford Motor Co.	5.000%	12/20/2017	0.422%	30,000	3,863	(89)	3,774	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.381%	750	(9)	22	13	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%	32,000	465	210	675	0
	Goldman Sachs Group, Inc.	1.000%	03/20/2019	0.685%	4,000	13	37	50	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%	100	(5)	6	1	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%	6,200	(8)	23	15	0
	MetLife, Inc.	1.000%	12/20/2018	0.522%	11,000	0	196	196	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%	3,900	79	(19)	60	0

CBK	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.561%	2,550	(27)	42	15	0
	MetLife, Inc.	1.000%	09/20/2019	0.639%	10,000	194	(34)	160	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%	11,950	154	4	158	0

DUB	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.326%	8,700	(35)	197	162	0
	Ford Motor Co.	5.000%	09/20/2017	0.383%	2,000	251	(20)	231	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%	500	8	3	11	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%	24,500	256	(160)	96	0
	Morgan Stanley	1.000%	03/20/2021	0.852%	5,000	(38)	81	43	0
	Prudential Financial, Inc.	1.000%	09/20/2021	0.953%	14,700	170	(123)	47	0

GST	Continental Resources, Inc.	1.000%	06/20/2016	1.460%	1,000	13	(18)	0	(5)
	Enbridge, Inc.	1.000%	09/20/2017	0.985%	6,000	103	(99)	4	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%	9,300	(606)	676	70	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	16,000	(269)	378	109	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%	12,700	0	32	32	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%	29,350	365	53	418	0

HUS	Italy Government International Bond	1.000%	06/20/2020	0.956%	24,000	(23)	84	61	0
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%	2,300	(189)	(230)	0	(419)
	Spain Government International Bond	1.000%	06/20/2020	0.761%	6,500	71	9	80	0

JPM	Domtar Corp.	1.000%	03/20/2019	0.828%	1,000	(19)	26	7	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.550%	19,110	3,630	(295)	3,335	0

MYC	Barrick Gold Corp.	1.000%	12/20/2018	1.033%	2,800	(115)	112	0	(3)
	Domtar Corp.	1.000%	03/20/2019	0.828%	1,000	(23)	30	7	0
	Domtar Corp.	1.000%	06/20/2019	0.890%	2,500	(41)	53	12	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.381%	24,500	(333)	752	419	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%	45,000	686	264	950	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%	22,700	(1,073)	1,243	170	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%	19,500	(29)	78	49	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%	7,900	74	23	97	0
	Transocean, Inc.	1.000%	12/20/2019	7.739%	1,800	(241)	(205)	0	(446)

SOG	Spain Government International Bond	1.000%	06/20/2020	0.761%	15,400	145	44	189	0

						$10,318	$2,923	$14,565	$(1,324)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-23 10-Year Index	1.000%	12/20/2024	$5,750	$ (110)	$(53)	$0	$(163)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	3-Month USD-CPURNSA Index	1.540%	11/07/2016	$ 1,700	$0	$(35)	$0	$(35)

MYC	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	6,500	0	(133)	0	(133)

						$0	$(168)	$0	$(168)

Total Swap Agreements						$10,208	$2,702	$14,565	$(1,655)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $1,680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$238	$238	$0	$(1)	$0	$(1)	$237	$(210)	$27
BPS	0	0	1,349	1,349	0	0	(451)	(451)	898	(1,000)	(102)
BRC	0	0	6,046	6,046	0	(26)	0	(26)	6,020	(6,010)	10
CBK	0	0	333	333	0	0	(163)	(163)	170	0	170
DUB	0	131	590	721	0	(325)	(35)	(360)	361	(90)	271
GLM	0	212	0	212	0	(235)	0	(235)	(23)	29	6
GST	0	0	633	633	0	(10)	(5)	(15)	618	(240)	378
HUS	0	0	141	141	0	0	(419)	(419)	(278)	542	264
JPM	0	0	3,342	3,342	0	(4)	0	(4)	3,338	(3,340)	(2)
MYC	0	218	1,704	1,922	0	(2,108)	(582)	(2,690)	(768)	650	(118)
SOG	0	0	189	189	0	0	0	0	189	0	189

Total Over the Counter	$0	$561	$14,565	$15,126	$0	$(2,709)	$(1,655)	$(4,364)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102	$102
Swap Agreements	0	24	0	0	0	24

	$0	$24	$0	$0	$102	$126

Over the counter
Purchased Options	$0	$0	$0	$0	$561	$561
Swap Agreements	0	14,565	0	0	0	14,565

	$0	$14,565	$0	$0	$561	$15,126

	$0	$14,589	$0	$0	$663	$15,252

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$474	$474
Swap Agreements	0	0	0	0	1,590	1,590

	$0	$0	$0	$0	$2,064	$2,064

Over the counter
Written Options	$0	$41	$0	$0	$2,668	$2,709
Swap Agreements	0	1,487	0	0	168	1,655

	$0	$1,528	$0	$0	$2,836	$4,364

	$0	$1,528	$0	$0	$4,900	$6,428

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,467	$1,467
Futures	0	0	0	0	1,168	1,168
Swap Agreements	0	9,553	0	0	(60,234)	(50,681)

	$0	$9,553	$0	$0	$(57,599)	$(48,046)

Over the counter
Written Options	$0	$1,162	$0	$0	$2,091	$3,253
Swap Agreements	0	20,947	0	0	575	21,522

	$0	$22,109	$0	$0	$2,666	$24,775

	$0	$31,662	$0	$0	$(54,933)	$(23,271)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(178)	$(178)
Futures	0	0	0	0	(1,694)	(1,694)
Swap Agreements	0	(1,472)	0	0	(3,875)	(5,347)

	$0	$(1,472)	$0	$0	$(5,747)	$(7,219)

Over the counter
Purchased Options	$0	$0	$0	$0	$(4,511)	$(4,511)
Written Options	0	(49)	0	0	5,036	4,987
Swap Agreements	0	(11,191)	0	0	(173)	(11,364)

	$0	$(11,240)	$0	$0	$352	$(10,888)

	$0	$(12,712)	$0	$0	$(5,395)	$(18,107)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$169,196	$31,348	$200,544
Corporate Bonds & Notes
Banking & Finance	0	1,408,294	0	1,408,294
Industrials	0	361,335	25,079	386,414
Utilities	0	197,035	1,477	198,512
Municipal Bonds & Notes
Utah	0	980	0	980
U.S. Government Agencies	0	27	0	27
U.S. Treasury Obligations	0	305,871	0	305,871
Mortgage-Backed Securities	0	3,962	0	3,962

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Asset-Backed Securities	$0	$26,745	$4,528	$31,273
Sovereign Issues	0	19,768	0	19,768
Convertible Preferred Securities
Banking & Finance	0	33,313	0	33,313
Preferred Securities
Banking & Finance	3,906	3,067	0	6,973
Utilities	0	554	0	554
Short-Term Instruments
Certificates of Deposit	0	20,531	0	20,531
Repurchase Agreements	0	4,916	0	4,916
U.S. Treasury Bills	0	2,724	0	2,724
	$3,906	$2,558,318	$62,432	$2,624,656

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,212	$0	$0	$25,212

Total Investments	$29,118	$2,558,318	$62,432	$2,649,868

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	102	24	0	126
Over the counter	0	15,126	0	15,126
	$102	$15,150	$0	$15,252

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(474)	$(1,590)	$0	$(2,064)
Over the counter	0	(4,359)	(5)	(4,364)
	$(474)	$(5,949)	$(5)	$(6,428)

Totals	$28,746	$2,567,519	$62,427	$2,658,692

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$33,000	$(1,676)	$0	$0	$24	$0	$0	$31,348	$24
Corporate Bonds & Notes
Banking & Finance	1,198	1,117	(65)	(14)	(1)	42	0	(2,277)	0	0
Industrials	44,706	3,000	(22,006)	(215)	1,122	(1,528)	0	0	25,079	185
Utilities	0	0	0	0	0	0	1,477	0	1,477	0
Asset-Backed Securities	3,286	1,400	(87)	6	0	(77)	0	0	4,528	(77)

	$49,190	$38,517	$(23,834)	$(223)	$1,121	$(1,539)	$1,477	$(2,277)	$62,432	$132

Financial Derivative Instruments - Liabilities
Over the counter	$0	$13	$0	$0	$0	$(18)	$0	$0	$(5)	$(5)

Totals	$49,190	$38,530	$(23,834)	$(223)	$1,121	$(1,557)	$1,477	$(2,277)	$62,427	$127

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$31,348	Benchmark Pricing	Base Price	99.30-101.38
Corporate Bonds & Notes
Industrials	25,079	Third Party Vendor	Broker Quote	104.25-118.25
Utilities	1,477	Third Party Vendor	Broker Quote	106.90
Asset-Backed Securities	3,217	Benchmark Pricing	Base Price	100.54
	1,311	Third Party Vendor	Broker Quote	99.88

Financial Derivative Instruments - Liabilities
Over the counter	(5)	Indicative Market Quotation	Broker Quote	(0.57)

Total	$62,427

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.0%

BANK LOAN OBLIGATIONS 6.0%
AASET
TBD% due 12/15/2020	$19,000	$19,141
Activision Blizzard, Inc.
3.250% due 10/12/2020	9,822	9,877
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	89,556	89,852
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (e)	66,810	67,729
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	1,933	1,938
Charter Communications Operating LLC
3.000% due 07/01/2020	41,586	41,495
3.000% due 01/04/2021	13,921	13,886
4.250% due 09/12/2021	3,250	3,280
Crown Castle International Corp.
3.000% due 01/31/2019	7,365	7,379
Crown Castle Operating Co.
3.000% due 01/31/2021	183,411	183,228
CSC Holdings, Inc.
2.678% due 04/17/2020	44,969	44,821
Dell, Inc.
3.750% due 10/29/2018	16,240	16,299
4.500% due 04/29/2020	14,164	14,268
Delos Finance SARL
3.500% due 03/06/2021	70,550	70,744
Delta Air Lines, Inc.
2.157% due 09/30/2019 (e)	111,320	110,499
2.256% due 05/09/2019 (e)	28,856	29,136
Endo Luxembourg Finance Co. SARL
3.250% due 03/01/2021	1,496	1,499
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	23,288	23,414
HCA, Inc.
2.928% due 03/31/2017	1,934	1,937
3.025% due 05/01/2018	19,476	19,509
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	3,880	3,889
Las Vegas Sands LLC
3.250% due 12/18/2020	238,157	238,174
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (e)	68,758	68,579
NRG Energy, Inc.
2.750% due 07/02/2018	53,334	53,160
Rise Ltd.
4.750% due 01/31/2021 (e)	27,577	27,949
RPI Finance Trust
2.775% due 11/09/2016	287	289
3.250% due 05/09/2018	14,137	14,190
3.250% due 11/09/2018	6,509	6,531
3.500% due 11/09/2020	7,082	7,135
Scorpio Bulkers, Inc.
0.840% due 06/30/2028	6,602	6,598
Sensata Technologies BV
3.250% due 05/12/2019	2,052	2,061
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	3,217	3,237
WR Grace & Co.
1.000% - 3.000% due 02/03/2021	32,409	32,458

Total Bank Loan Obligations (Cost $1,230,164)		1,234,181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 80.3%

BANKING & FINANCE 29.1%
Aflac, Inc.
6.450% due 08/15/2040		$700	$928
Alexandria Real Estate Equities, Inc.
4.500% due 07/30/2029		4,575	4,842
Alleghany Corp.
4.900% due 09/15/2044		7,100	7,510
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023		4,200	4,264
American Express Co.
4.900% due 03/15/2020 (d)		17,900	18,204
6.800% due 09/01/2066		4,500	4,737
American International Group, Inc.
3.875% due 01/15/2035		9,200	9,279
4.500% due 07/16/2044		44,700	48,188
6.820% due 11/15/2037		10,000	13,859
8.175% due 05/15/2068		350	498
American Tower Corp.
3.500% due 01/31/2023		1,100	1,092
4.700% due 03/15/2022		22,300	23,951
5.000% due 02/15/2024		1,700	1,862
Aon PLC
4.250% due 12/12/2042		5,050	5,039
4.450% due 05/24/2043		7,550	7,874
4.600% due 06/14/2044		10,400	11,225
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017		3,000	3,204
Banco de Credito del Peru
4.250% due 04/01/2023		12,800	13,144
Banco de Credito e Inversiones
4.000% due 02/11/2023		6,600	6,703
Banco do Brasil S.A.
3.875% due 10/10/2022		23,950	22,178
4.500% due 01/20/2016	EUR	4,000	4,398
Banco Popolare SC
3.500% due 03/14/2019		100	114
Banco Santander Brasil S.A.
4.500% due 04/06/2015		$700	700
4.625% due 02/13/2017		9,300	9,626
Banco Santander Chile
3.875% due 09/20/2022		60,100	61,559
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		4,700	4,800
Bank of America Corp.
2.600% due 01/15/2019		7,159	7,290
3.300% due 01/11/2023		5,534	5,612
4.875% due 04/01/2044		44,100	49,844
5.000% due 05/13/2021		8,100	9,155
5.650% due 05/01/2018		32,100	35,627
5.700% due 01/24/2022		1,350	1,581
5.875% due 01/05/2021		27,100	31,714
6.500% due 08/01/2016		1,610	1,719
6.875% due 04/25/2018		90,365	103,422
6.875% due 11/15/2018		3,300	3,832
7.625% due 06/01/2019		23,260	28,100
7.750% due 05/14/2038		15,700	22,683
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,193
Bank of Scotland PLC
6.375% due 08/16/2019	GBP	2,900	4,977
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.200% due 02/26/2023		$19,700	20,108
3.750% due 03/10/2024		11,350	12,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank One Corp.
8.000% due 04/29/2027		$3,600	$5,010
Barclays Bank PLC
3.750% due 05/15/2024		10,300	10,857
7.625% due 11/21/2022		48,650	57,042
7.750% due 04/10/2023		11,800	13,098
10.179% due 06/12/2021		12,940	17,745
14.000% due 06/15/2019 (d)	GBP	18,400	36,790
BBVA Banco Continental S.A.
5.000% due 08/26/2022		$3,750	4,005
BBVA Bancomer S.A.
6.500% due 03/10/2021		42,585	47,349
6.750% due 09/30/2022		21,500	24,364
Bear Stearns Cos. LLC
7.250% due 02/01/2018		22,300	25,686
Berkshire Hathaway Finance Corp.
4.400% due 05/15/2042		8,350	9,325
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		24,100	27,262
BGC Partners, Inc.
5.375% due 12/09/2019		45,100	46,115
BNP Paribas S.A.
7.195% due 06/25/2037 (d)		17,300	20,933
7.781% due 07/02/2018 (d)	EUR	4,000	5,027
BPCE S.A.
4.625% due 07/11/2024		$9,000	9,253
5.150% due 07/21/2024		6,600	7,065
5.700% due 10/22/2023		6,500	7,210
Brown & Brown, Inc.
4.200% due 09/15/2024		12,300	12,579
Cantor Fitzgerald LP
7.875% due 10/15/2019		3,790	4,141
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		200	228
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031	EUR	6,000	8,911
Chubb Corp.
6.500% due 05/15/2038		$200	283
Citigroup, Inc.
0.812% due 08/25/2036		1,000	782
3.500% due 05/15/2023		1,600	1,597
3.875% due 10/25/2023		1,100	1,163
4.500% due 01/14/2022		25,400	28,083
6.625% due 06/15/2032		900	1,126
6.675% due 09/13/2043		6,500	8,700
8.125% due 07/15/2039		135,828	214,396
CME Group, Inc.
5.300% due 09/15/2043		4,825	6,013
Countrywide Capital
8.050% due 06/15/2027		2,680	3,442
Credit Agricole S.A.
3.875% due 04/15/2024		15,000	15,916
8.125% due 09/19/2033		31,900	36,366
8.375% due 10/13/2019 (d)		4,970	5,900
Credit Suisse
0.943% due 01/29/2018		1,000	1,004
Credit Suisse AG
5.750% due 09/18/2025	EUR	6,400	7,982
6.500% due 08/08/2023		$71,427	81,733
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		18,550	18,790
Credit Suisse Group Guernsey Ltd.
7.875% due 02/24/2041		10,860	11,532
CubeSmart LP
4.800% due 07/15/2022		2,100	2,323
Deutsche Annington Finance BV
5.000% due 10/02/2023		2,200	2,408

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doctors Co.
6.500% due 10/15/2023		$31,800	$35,653
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		24,999	26,569
Education Realty Operating Partnership LP
4.600% due 12/01/2024		3,300	3,437
ERP Operating LP
4.500% due 07/01/2044		20,500	22,157
Federal Realty Investment Trust
4.500% due 12/01/2044		1,200	1,302
Fidelity National Financial, Inc.
5.500% due 09/01/2022		30,700	33,554
First American Financial Corp.
4.300% due 02/01/2023		7,100	7,133
First Union Capital
7.950% due 11/15/2029		1,000	1,380
FMR LLC
4.950% due 02/01/2033		6,800	7,657
5.150% due 02/01/2043		7,600	8,877
Ford Holdings LLC
9.300% due 03/01/2030		18,175	27,980
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		9,800	10,106
5.000% due 05/15/2018		8,000	8,729
General Electric Capital Corp.
5.875% due 01/14/2038		85,600	110,914
6.150% due 08/07/2037		8,385	11,169
6.250% due 12/15/2022 (d)		17,500	19,775
6.375% due 11/15/2067		4,413	4,799
6.750% due 03/15/2032		4,500	6,242
6.875% due 01/10/2039		35,864	51,773
7.500% due 08/21/2035		42,268	63,853
General Motors Financial Co., Inc.
4.000% due 01/15/2025		10,000	10,219
Goldman Sachs Group, Inc.
2.625% due 01/31/2019		7,000	7,156
4.000% due 03/03/2024		30,800	32,588
4.800% due 07/08/2044		20,050	22,360
5.250% due 07/27/2021		17,200	19,576
5.375% due 03/15/2020		15,500	17,600
5.750% due 01/24/2022		21,400	25,003
5.950% due 01/18/2018		5,000	5,567
5.950% due 01/15/2027		210	247
6.000% due 06/15/2020		4,800	5,609
6.125% due 02/15/2033		7,400	9,467
6.150% due 04/01/2018		4,900	5,510
6.250% due 02/01/2041		14,825	19,396
6.450% due 05/01/2036		5,600	7,025
6.750% due 10/01/2037 (g)		148,300	195,122
7.500% due 02/15/2019		92,700	110,731
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,200	7,266
6.375% due 04/15/2021		6,100	7,174
HBOS PLC
5.374% due 06/30/2021	EUR	8,000	9,916
6.000% due 11/01/2033		$3,500	4,161
6.750% due 05/21/2018		20,623	23,122
HCP, Inc.
3.875% due 08/15/2024		4,200	4,276
6.750% due 02/01/2041		4,500	6,072
Health Care REIT, Inc.
6.500% due 03/15/2041		30,000	39,757
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		300	339
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (d)	GBP	2,000	3,215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Bank USA N.A.
7.000% due 01/15/2039		$15,350	$21,765
HSBC Capital Funding LP
10.176% due 06/30/2030 (d)		10,922	16,601
HSBC Finance Capital Trust
5.911% due 11/30/2035		4,300	4,382
HSBC Finance Corp.
6.676% due 01/15/2021		26,375	31,357
HSBC Holdings PLC
4.000% due 03/30/2022		1,200	1,293
4.875% due 01/14/2022		3,300	3,728
5.100% due 04/05/2021		35,075	40,111
6.000% due 03/29/2040	GBP	5,200	9,712
6.100% due 01/14/2042		$29,950	39,850
6.375% due 09/17/2024 (d)		37,900	38,753
6.375% due 03/30/2025 (d)		13,800	14,145
6.500% due 05/02/2036		21,400	27,143
6.500% due 09/15/2037		16,845	21,566
6.800% due 06/01/2038		27,300	36,022
7.000% due 04/07/2038	GBP	1,900	3,949
7.350% due 11/27/2032		$2,500	3,347
7.625% due 05/17/2032		11,547	15,902
HSBC USA, Inc.
3.500% due 06/23/2024		26,300	27,525
Industrial & Commercial Bank of China Ltd.
1.448% due 11/13/2017		77,300	77,761
2.351% due 11/13/2017		42,800	43,140
3.231% due 11/13/2019		14,200	14,625
ING Bank NV
5.800% due 09/25/2023		2,400	2,722
International Lease Finance Corp.
7.125% due 09/01/2018		34,300	38,588
Intesa Sanpaolo SpA
3.625% due 08/12/2015		1,100	1,110
5.017% due 06/26/2024		9,800	10,049
6.500% due 02/24/2021		10,000	11,892
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		13,200	12,899
5.500% due 08/06/2022		25,200	25,263
5.650% due 03/19/2022		20,650	20,811
6.200% due 12/21/2021		2,500	2,633
JPMorgan Chase & Co.
3.125% due 01/23/2025		26,700	26,767
3.200% due 01/25/2023		27,400	27,885
3.250% due 09/23/2022		6,400	6,556
4.250% due 10/15/2020		31,500	34,376
4.400% due 07/22/2020		19,900	21,870
4.500% due 01/24/2022		68,500	75,822
4.625% due 05/10/2021		26,850	29,955
5.000% due 07/01/2019 (d)		48,550	47,941
5.600% due 07/15/2041		22,750	27,943
5.625% due 08/16/2043		5,600	6,744
6.000% due 08/01/2023 (d)		13,410	13,645
6.100% due 10/01/2024 (d)		84,700	87,453
6.125% due 04/30/2024 (d)		37,100	38,024
6.400% due 05/15/2038		40,278	54,227
6.750% due 02/01/2024 (d)		46,292	50,458
7.900% due 04/30/2018 (d)		27,587	29,828
JPMorgan Chase Capital
1.223% due 09/30/2034		2,000	1,690
KBC Bank NV
8.000% due 01/25/2023		4,200	4,730
Kilroy Realty LP
4.250% due 08/15/2029		11,500	12,017
LBG Capital PLC
15.000% due 12/21/2019	GBP	13,275	27,822
15.000% due 12/21/2019	EUR	8,650	13,942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
7.625% due 04/22/2025	GBP	4,150	$8,192
9.625% due 04/06/2023		2,200	4,603
9.875% due 12/16/2021		$400	454
12.000% due 12/16/2024 (d)		200	288
13.000% due 12/19/2021	AUD	6,900	6,055
Macquarie Bank Ltd.
6.625% due 04/07/2021		$27,200	32,105
Marsh & McLennan Cos., Inc.
4.050% due 10/15/2023		2,500	2,690
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		5,600	9,218
MetLife Capital Trust
7.875% due 12/15/2067		11,690	15,548
9.250% due 04/08/2068		42,766	63,882
MetLife, Inc.
10.750% due 08/01/2069		3,132	5,276
Metropolitan Life Global Funding
3.000% due 01/10/2023		1,500	1,520
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		3,000	3,168
Moody’s Corp.
5.250% due 07/15/2044		4,144	4,726
Morgan Stanley
5.500% due 01/26/2020		900	1,026
5.500% due 07/24/2020		17,145	19,688
6.375% due 07/24/2042		45,700	61,183
6.625% due 04/01/2018		16,400	18,663
7.300% due 05/13/2019		47,410	56,769
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054		28,500	29,243
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,500	52,771
Navient Corp.
4.875% due 06/17/2019		5,000	5,000
5.500% due 01/15/2019		3,300	3,374
5.625% due 08/01/2033		32,045	26,397
6.250% due 01/25/2016		4,068	4,195
7.250% due 01/25/2022		26,750	28,288
8.000% due 03/25/2020		21,750	24,249
8.450% due 06/15/2018		65,227	72,565
New York Life Insurance Co.
6.750% due 11/15/2039		12,750	18,329
Nippon Life Insurance Co.
5.000% due 10/18/2042		8,000	8,630
5.100% due 10/16/2044		34,700	37,755
Nordea Bank AB
6.125% due 09/23/2024 (d)		6,250	6,461
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		29,900	39,744
Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	530
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		6,000	6,055
Pacific Life Insurance Co.
9.250% due 06/15/2039		108,831	174,659
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		23,025	34,635
Pinnacol Assurance
8.625% due 06/25/2034 (e)		24,000	25,814
PNC Bank N.A.
4.200% due 11/01/2025		3,000	3,278
Prologis LP
4.250% due 08/15/2023		4,000	4,308
Prudential Financial, Inc.
4.600% due 05/15/2044		30,560	32,538
5.100% due 08/15/2043		6,200	6,994

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.200% due 03/15/2044		$2,000	$2,044
5.625% due 06/15/2043		7,000	7,455
5.700% due 12/14/2036		3,500	4,182
5.800% due 11/16/2041		5,000	6,075
6.200% due 11/15/2040		2,525	3,213
6.625% due 12/01/2037		700	933
6.625% due 06/21/2040		1,015	1,379
QBE Capital Funding Ltd.
7.250% due 05/24/2041		10,000	11,139
Rabobank Group
4.625% due 12/01/2023		3,300	3,574
6.875% due 03/19/2020	EUR	36,400	47,960
8.375% due 07/26/2016 (d)		$4,700	5,023
8.400% due 06/29/2017 (d)		10,769	11,956
11.000% due 06/30/2019 (d)		24,800	31,992
RCI Banque S.A.
3.500% due 04/03/2018		18,850	19,694
Regions Bank
6.450% due 06/26/2037		16,145	20,437
Regions Financial Corp.
7.375% due 12/10/2037		5,470	7,182
Rio Oil Finance Trust
6.750% due 01/06/2027		26,890	24,255
Royal Bank of Scotland PLC
9.500% due 03/16/2022		1,400	1,582
Santander Issuances S.A.U.
0.881% due 09/30/2019	EUR	3,900	4,145
1.313% due 01/31/2018	GBP	4,000	5,832
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	100	96
4.950% due 02/07/2017		$28,000	27,393
5.180% due 06/28/2019		17,870	16,598
5.400% due 03/24/2017		2,500	2,450
5.499% due 07/07/2015		5,850	5,868
5.717% due 06/16/2021		25,400	23,292
6.125% due 02/07/2022		17,250	16,150
Standard Chartered PLC
6.500% due 04/02/2020 (a)(d)		8,100	8,180
Stifel Financial Corp.
4.250% due 07/18/2024		10,000	10,227
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		8,450	9,066
Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		24,600	27,843
6.850% due 12/16/2039		69,805	97,621
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	372	599
TIAA Asset Management Finance Co. LLC
4.125% due 11/01/2024		$4,300	4,548
Transatlantic Holdings, Inc.
8.000% due 11/30/2039		13,533	19,192
Trust F/1401
6.950% due 01/30/2044		9,200	10,585
UBS AG
4.750% due 05/22/2023		6,250	6,479
4.750% due 02/12/2026	EUR	4,400	5,275
5.125% due 05/15/2024		$58,221	60,656
7.250% due 02/22/2022		25,875	27,904
7.625% due 08/17/2022		89,257	108,415
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		800	835
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	1,624	2,621
WEA Finance LLC
4.750% due 09/17/2044		$6,200	6,776
Wells Fargo & Co.
4.100% due 06/03/2026		500	528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 08/15/2023	$16,100	$17,203
4.600% due 04/01/2021	3,100	3,484
5.375% due 02/07/2035	4,900	6,028
5.375% due 11/02/2043	38,900	46,008
5.606% due 01/15/2044	4,100	4,969
5.900% due 06/15/2024 (d)	71,729	74,867
7.980% due 03/15/2018 (d)	8,000	8,800
Wells Fargo Bank N.A.
5.850% due 02/01/2037	5,901	7,640
5.950% due 08/26/2036	800	1,042
6.600% due 01/15/2038	22,877	32,458
Wells Fargo Capital
5.950% due 12/01/2086	2,100	2,187
Weyerhaeuser Co.
6.875% due 12/15/2033	14,477	18,591
6.950% due 10/01/2027	4,500	5,552
7.375% due 10/01/2019	18,350	21,987
7.375% due 03/15/2032	196,387	264,573
7.950% due 03/15/2025	850	1,105
8.500% due 01/15/2025	450	610
XLIT Ltd.
5.500% due 03/31/2045	6,100	6,124

		6,002,401

INDUSTRIALS 34.7%
21st Century Fox America, Inc.
4.750% due 09/15/2044	8,100	9,117
6.150% due 03/01/2037	600	777
6.150% due 02/15/2041	51,900	67,350
6.650% due 11/15/2037	20,931	28,321
6.900% due 08/15/2039	7,229	10,032
7.750% due 12/01/2045	4,773	7,227
AbbVie, Inc.
4.400% due 11/06/2042	31,587	32,809
Actavis Funding SCS
4.550% due 03/15/2035	19,700	20,602
4.750% due 03/15/2045	10,700	11,402
4.850% due 06/15/2044	39,750	42,393
Actavis, Inc.
4.625% due 10/01/2042	10,000	10,229
ADT Corp.
2.250% due 07/15/2017	800	796
4.125% due 06/15/2023	2,000	1,875
4.875% due 07/15/2042	83,180	66,856
6.250% due 10/15/2021	4,750	5,071
Aetna, Inc.
4.750% due 03/15/2044	3,500	4,114
Air Canada Pass-Through Trust
4.125% due 11/15/2026	21,512	22,641
Alcoa, Inc.
5.900% due 02/01/2027	1,900	2,097
Alibaba Group Holding Ltd.
3.125% due 11/28/2021	28,150	28,391
3.600% due 11/28/2024	14,000	14,073
4.500% due 11/28/2034	1,200	1,213
Altria Group, Inc.
4.250% due 08/09/2042	8,005	8,118
5.375% due 01/31/2044	14,000	16,439
9.950% due 11/10/2038	12,747	22,192
10.200% due 02/06/2039	27,690	49,123
Amazon.com, Inc.
4.800% due 12/05/2034	17,450	19,200
4.950% due 12/05/2044	38,050	41,682
American Airlines Pass-Through Trust
3.700% due 04/01/2028	5,800	6,003
4.375% due 04/01/2024	1,950	2,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 07/15/2024	$7,753	$8,489
5.250% due 07/31/2022	3,852	4,180
Amgen, Inc.
4.950% due 10/01/2041	5,650	6,370
5.150% due 11/15/2041 (g)	120,042	138,799
5.375% due 05/15/2043	30,390	36,402
5.650% due 06/15/2042	25,160	30,952
6.375% due 06/01/2037	4,610	5,981
6.400% due 02/01/2039	24,450	31,825
6.900% due 06/01/2038	9,950	13,787
Anadarko Holding Co.
7.150% due 05/15/2028	14,050	18,221
Anadarko Petroleum Corp.
6.450% due 09/15/2036	14,916	18,563
7.000% due 11/15/2027	1,000	1,177
7.950% due 06/15/2039	56,084	79,323
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	2,750	2,596
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	100	132
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	294
Anthem, Inc.
3.125% due 05/15/2022	1,000	1,015
4.625% due 05/15/2042	21,000	22,856
Apache Corp.
4.750% due 04/15/2043	500	525
5.100% due 09/01/2040	1,600	1,720
Apple, Inc.
3.850% due 05/04/2043	2,600	2,648
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	10,500	10,958
Asciano Finance Ltd.
6.000% due 04/07/2023	27,900	32,448
Aviation Capital Group Corp.
3.875% due 09/27/2016	11,900	12,157
4.625% due 01/31/2018	10,100	10,541
7.125% due 10/15/2020	28,450	33,109
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	2,895	2,967
Barnabas Health, Inc.
4.000% due 07/01/2028	14,600	14,939
Barrick Gold Corp.
5.250% due 04/01/2042	20,200	19,323
Barrick Gold Finance Co.
5.800% due 11/15/2034	4,455	4,464
Barrick International Barbados Corp.
6.350% due 10/15/2036	1,300	1,361
Barrick North America Finance LLC
5.700% due 05/30/2041	30,576	30,521
5.750% due 05/01/2043	2,409	2,508
7.500% due 09/15/2038	6,200	7,221
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	17,969	18,055
BAT International Finance PLC
3.250% due 06/07/2022	1,550	1,593
Boeing Co.
6.875% due 03/15/2039	2,600	3,929
Boston Scientific Corp.
6.000% due 01/15/2020	6,900	7,950
7.000% due 11/15/2035	43,837	56,621
7.375% due 01/15/2040	48,082	65,021
BRF S.A.
4.750% due 05/22/2024	10,400	10,140
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	41,258
4.450% due 03/15/2043	69,500	75,012

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 09/01/2044	$4,940	$5,437
4.900% due 04/01/2044	3,500	4,012
5.050% due 03/01/2041	11,900	13,919
5.750% due 05/01/2040	15,720	19,723
6.200% due 08/15/2036	800	1,064
6.530% due 07/15/2037	2,500	3,394
7.290% due 06/01/2036	800	1,138
7.950% due 08/15/2030	600	888
Cameron International Corp.
5.125% due 12/15/2043	2,300	2,273
5.950% due 06/01/2041	13,400	14,904
7.000% due 07/15/2038	16,804	20,970
Canadian Natural Resources Ltd.
6.750% due 02/01/2039	1,675	2,045
Canadian Oil Sands Ltd.
4.500% due 04/01/2022	18,200	16,774
6.000% due 04/01/2042	9,200	8,335
CareFusion Corp.
4.875% due 05/15/2044	16,000	17,809
Caterpillar, Inc.
4.750% due 05/15/2064	100	110
CBS Corp.
4.850% due 07/01/2042	14,534	15,384
4.900% due 08/15/2044	10,850	11,542
7.875% due 07/30/2030	12,315	17,124
CC Holdings GS LLC
3.849% due 04/15/2023	29,710	30,130
Celgene Corp.
4.625% due 05/15/2044	3,950	4,219
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	1,500	1,590
Cenovus Energy, Inc.
5.200% due 09/15/2043	150	152
6.750% due 11/15/2039	16,900	20,266
CF Industries, Inc.
4.950% due 06/01/2043	5,550	5,889
China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,795
Cielo S.A.
3.750% due 11/16/2022	15,500	14,468
Cliffs Natural Resources, Inc.
7.750% due 03/31/2020	18,704	13,467
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	12,500	13,599
CNOOC Finance Ltd.
3.000% due 05/09/2023	400	391
3.875% due 05/02/2022	10,900	11,371
4.250% due 05/09/2043 (g)	17,725	17,921
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	12,462
Comcast Corp.
4.500% due 01/15/2043	2,100	2,315
4.650% due 07/15/2042	46,600	52,327
4.750% due 03/01/2044	1,600	1,846
5.650% due 06/15/2035	10,000	12,457
6.400% due 05/15/2038	380	517
6.400% due 03/01/2040	78,173	106,929
6.450% due 03/15/2037	7,300	9,919
6.550% due 07/01/2039	48,460	66,468
6.950% due 08/15/2037	26,300	37,483
7.050% due 03/15/2033	6,275	8,928
ConAgra Foods, Inc.
4.650% due 01/25/2043	3,960	3,989
7.000% due 10/01/2028	1,800	2,271
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	16,209	16,979
4.750% due 07/12/2022	8,033	8,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/12/2020		$1,060	$1,124
7.250% due 05/10/2021		14,873	17,216
7.566% due 09/15/2021		35	36
9.000% due 01/08/2018		5,003	5,416
Continental Resources, Inc.
3.800% due 06/01/2024		750	693
4.500% due 04/15/2023		18,800	18,276
4.900% due 06/01/2044		19,298	17,083
5.000% due 09/15/2022		10,795	10,660
Corp. Nacional del Cobre de Chile
2.250% due 07/09/2024	EUR	5,900	6,686
4.250% due 07/17/2042		$2,000	1,925
5.625% due 10/18/2043		2,200	2,575
Cox Communications, Inc.
4.500% due 06/30/2043		22,291	22,245
4.700% due 12/15/2042		12,190	12,432
4.800% due 02/01/2035		15,800	16,672
6.450% due 12/01/2036		2,431	2,983
8.375% due 03/01/2039		45,140	64,318
Crown Castle Towers LLC
6.113% due 01/15/2040		39,300	44,947
CSN Islands Corp.
6.875% due 09/21/2019		7,532	6,779
CVS Pass-Through Trust
4.163% due 08/11/2036		11,016	11,600
4.704% due 01/10/2036		5,813	6,382
5.773% due 01/10/2033		12,136	14,302
5.789% due 01/10/2026		3,819	4,330
5.880% due 01/10/2028		4,473	5,168
5.926% due 01/10/2034		32,854	38,983
6.036% due 12/10/2028		2,295	2,720
6.943% due 01/10/2030		39,420	49,094
7.507% due 01/10/2032		105,144	136,830
8.353% due 07/10/2031		16,387	22,508
Daimler Finance North America LLC
8.500% due 01/18/2031		100	159
DCP Midstream Operating LP
5.600% due 04/01/2044		16,750	14,434
Delphi Corp.
4.150% due 03/15/2024		4,100	4,367
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		2,544	2,725
6.200% due 01/02/2020		928	1,021
7.750% due 06/17/2021		9,472	10,941
Deutsche Telekom International Finance BV
4.875% due 03/06/2042		4,200	4,755
8.750% due 06/15/2030		74,450	113,530
9.250% due 06/01/2032		700	1,145
Devon Energy Corp.
7.950% due 04/15/2032		18,380	25,426
DIRECTV Holdings LLC
5.150% due 03/15/2042		5,500	5,778
6.000% due 08/15/2040		4,400	5,013
6.375% due 03/01/2041		22,200	26,377
Discovery Communications LLC
3.300% due 05/15/2022		600	604
4.375% due 06/15/2021		8,000	8,640
4.875% due 04/01/2043		2,105	2,208
4.950% due 05/15/2042		800	848
6.350% due 06/01/2040		3,900	4,835
Dolphin Energy Ltd.
5.500% due 12/15/2021		300	346
Dominion Gas Holdings LLC
4.800% due 11/01/2043		800	907
Domtar Corp.
6.750% due 02/15/2044		10,175	11,767
Dow Chemical Co.
5.250% due 11/15/2041		5,255	5,933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.550% due 05/15/2019	$1,400	$1,754
9.400% due 05/15/2039	45,309	75,238
DP World Ltd.
6.850% due 07/02/2037	1,200	1,365
Ecopetrol S.A.
5.875% due 05/28/2045	7,300	6,880
7.375% due 09/18/2043	25,300	27,609
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	33,087
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024	1,800	1,938
Enbridge, Inc.
4.500% due 06/10/2044	6,875	6,407
Encana Corp.
6.500% due 08/15/2034	6,010	6,978
6.500% due 02/01/2038	39,350	45,197
6.625% due 08/15/2037	12,082	14,010
7.200% due 11/01/2031	1,650	1,980
Energy Transfer Partners LP
4.900% due 03/15/2035	20,600	20,618
5.150% due 03/15/2045	8,600	8,714
6.500% due 02/01/2042	600	698
6.625% due 10/15/2036	7,000	8,352
7.500% due 07/01/2038	20,600	26,116
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	20,350	22,860
ENTEL Chile S.A.
4.875% due 10/30/2024	4,600	4,813
Enterprise Products Operating LLC
4.450% due 02/15/2043	100,900	102,864
4.850% due 08/15/2042	11,300	12,128
4.850% due 03/15/2044	43,055	46,602
5.100% due 02/15/2045	22,950	25,817
5.700% due 02/15/2042	15,632	18,779
5.750% due 03/01/2035	15,361	18,244
5.950% due 02/01/2041	7,513	9,149
6.125% due 10/15/2039	5,000	6,167
6.450% due 09/01/2040	2,395	3,018
6.650% due 10/15/2034	2,000	2,613
7.550% due 04/15/2038	4,000	5,656
EQT Midstream Partners LP
4.000% due 08/01/2024	10,100	10,046
FedEx Corp.
3.900% due 02/01/2035	5,500	5,558
5.100% due 01/15/2044	5,000	5,837
Fidelity National Information Services, Inc.
3.500% due 04/15/2023	6,800	6,835
Ford Motor Co.
4.750% due 01/15/2043	16,500	18,115
7.400% due 11/01/2046	7,050	10,474
7.450% due 07/16/2031	15,261	21,126
8.900% due 01/15/2032	9,209	13,425
9.980% due 02/15/2047	5,300	8,728
Freeport-McMoRan, Inc.
5.450% due 03/15/2043	8,700	7,814
General Electric Co.
4.125% due 10/09/2042	44,200	46,852
4.500% due 03/11/2044	28,550	32,187
General Motors Co.
5.000% due 04/01/2035	21,050	22,535
5.200% due 04/01/2045	27,800	30,295
Georgia-Pacific LLC
5.400% due 11/01/2020	5,520	6,305
7.250% due 06/01/2028	14,460	19,310
7.375% due 12/01/2025	400	529
7.750% due 11/15/2029	4,000	5,656
8.000% due 01/15/2024	1,000	1,329
8.875% due 05/15/2031	20,200	30,574

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gilead Sciences, Inc.
4.800% due 04/01/2044	$3,300	$3,813
Glencore Finance Canada Ltd.
5.550% due 10/25/2042	10,430	11,020
6.000% due 11/15/2041	12,620	13,677
6.900% due 11/15/2037	100	116
GLP Capital LP
4.375% due 11/01/2018	13,500	13,939
5.375% due 11/01/2023	11,350	11,790
GNL Quintero S.A.
4.634% due 07/31/2029	5,000	5,207
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	20,000	17,838
Goldcorp, Inc.
3.700% due 03/15/2023	11,800	11,700
5.450% due 06/09/2044	33,900	35,477
Grupo Televisa S.A.B.
5.000% due 05/13/2045	10,000	10,460
GTL Trade Finance, Inc.
5.893% due 04/29/2024	11,977	11,606
7.250% due 04/16/2044	21,200	19,610
Heineken NV
4.000% due 10/01/2042	2,000	1,993
Hess Corp.
6.000% due 01/15/2040	8,780	9,800
7.300% due 08/15/2031	3,300	4,031
7.875% due 10/01/2029	4,270	5,528
Hewlett-Packard Co.
6.000% due 09/15/2041	450	503
HJ Heinz Co.
6.375% due 07/15/2028	650	767
HJ Heinz Finance Co.
6.750% due 03/15/2032	5,025	6,221
7.125% due 08/01/2039	39,043	52,220
Holcim Capital Corp. Ltd.
6.500% due 09/12/2043	1,700	2,157
Home Depot, Inc.
4.400% due 03/15/2045	10,850	12,178
5.400% due 09/15/2040	2,500	3,133
Hospira, Inc.
5.600% due 09/15/2040	35,740	44,468
5.800% due 08/12/2023	6,800	8,203
Humana, Inc.
8.150% due 06/15/2038	1,000	1,500
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	19,850	20,189
International Paper Co.
4.800% due 06/15/2044	13,450	13,891
6.000% due 11/15/2041	7,400	8,816
7.300% due 11/15/2039	5,000	6,693
8.700% due 06/15/2038	11,500	17,232
JM Smucker Co.
4.250% due 03/15/2035	7,200	7,483
4.375% due 03/15/2045	2,600	2,721
Johnson Controls, Inc.
4.950% due 07/02/2064	2,000	2,155
Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	48,540
KazMunayGas National Co. JSC
5.750% due 04/30/2043	12,100	9,561
Kerr-McGee Corp.
6.950% due 07/01/2024	3,408	4,272
7.875% due 09/15/2031	2,400	3,278
Kimberly-Clark Corp.
6.625% due 08/01/2037	200	284
Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	15,559	14,725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/15/2042	$15,500	$15,110
5.000% due 03/01/2043	37,000	36,275
5.500% due 03/01/2044	2,250	2,362
5.625% due 09/01/2041	1,700	1,804
5.800% due 03/15/2035	13,742	15,169
6.375% due 03/01/2041	6,000	6,727
6.500% due 02/01/2037	12,219	13,890
6.500% due 09/01/2039	36,345	41,499
6.550% due 09/15/2040	30,300	34,121
6.950% due 01/15/2038	46,800	55,632
7.400% due 03/15/2031	500	604
7.500% due 11/15/2040	21,847	27,411
Kinder Morgan, Inc.
5.300% due 12/01/2034	3,350	3,472
5.550% due 06/01/2045	27,000	28,577
KLA-Tencor Corp.
4.650% due 11/01/2024	11,000	11,574
Kraft Foods Group, Inc.
5.000% due 06/04/2042	13,250	14,789
6.500% due 02/09/2040	103,898	135,010
6.875% due 01/26/2039	3,900	5,208
Kroger Co.
5.400% due 07/15/2040	35	42
6.900% due 04/15/2038	5,000	6,849
7.500% due 04/01/2031	150	205
Lender Processing Services, Inc.
5.750% due 04/15/2023	23,564	25,086
Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,506
LyondellBasell Industries NV
5.750% due 04/15/2024	10,145	11,980
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,756
Masco Corp.
5.950% due 03/15/2022	7,740	8,727
6.500% due 08/15/2032	13,602	14,622
7.750% due 08/01/2029	5,450	6,349
Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,286
McKesson Corp.
4.883% due 03/15/2044	7,100	8,182
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	12,950	13,274
Medtronic, Inc.
4.375% due 03/15/2035	5,700	6,237
4.625% due 03/15/2045	46,950	53,359
Microsoft Corp.
3.500% due 02/12/2035	8,100	8,097
4.000% due 02/12/2055	500	501
Mid-America Apartments LP
4.300% due 10/15/2023	13,000	13,911
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	14,000	15,295
Molson Coors Brewing Co.
5.000% due 05/01/2042	200	213
Mondelez International, Inc.
4.000% due 02/01/2024	3,500	3,809
Motorola Solutions, Inc.
5.500% due 09/01/2044	15,600	17,042
Nakilat, Inc.
6.067% due 12/31/2033	4,400	5,165
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	16,400	17,469
NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	36,172
5.950% due 04/01/2041	53,800	70,629
6.400% due 04/30/2040	9,100	12,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	$38,430	$34,969
Newmont Mining Corp.
4.875% due 03/15/2042	3,700	3,304
5.875% due 04/01/2035	395	397
6.250% due 10/01/2039	29,550	30,175
Nexen Energy ULC
6.400% due 05/15/2037	1,100	1,398
7.500% due 07/30/2039	2,410	3,421
Noble Holding International Ltd.
5.250% due 03/15/2042	17,340	13,354
6.050% due 03/01/2041	42,050	36,002
Northern Natural Gas Co.
4.100% due 09/15/2042	15,000	16,211
Northwest Pipeline LLC
6.050% due 06/15/2018	725	815
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	6,074	4,677
6.750% due 10/01/2022	2,000	1,559
ONEOK Partners LP
6.125% due 02/01/2041	21,827	22,289
6.200% due 09/15/2043	45,950	48,016
6.650% due 10/01/2036	4,765	5,075
6.850% due 10/15/2037	21,694	23,692
Oracle Corp.
4.500% due 07/08/2044	11,800	13,187
Owens Corning
4.200% due 12/15/2022	8,070	8,435
PepsiCo, Inc.
4.000% due 03/05/2042	2,400	2,475
Pertamina Persero PT
5.625% due 05/20/2043	3,100	3,026
6.450% due 05/30/2044	35,800	38,575
Pfizer, Inc.
4.300% due 06/15/2043	400	435
4.400% due 05/15/2044	8,900	9,814
Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,633
4.125% due 03/04/2043	2,575	2,650
4.250% due 11/10/2044	12,900	13,565
4.375% due 11/15/2041	12,700	13,491
4.875% due 11/15/2043	2,500	2,855
6.375% due 05/16/2038	11,235	14,942
Phillips 66
5.875% due 05/01/2042	4,050	4,843
Pioneer Natural Resources Co.
3.950% due 07/15/2022	250	258
6.650% due 03/15/2017	8,812	9,582
6.875% due 05/01/2018	6,854	7,772
7.200% due 01/15/2028	24,475	30,693
7.500% due 01/15/2020	8,872	10,547
PPG Industries, Inc.
5.500% due 11/15/2040	3,600	4,439
Pride International, Inc.
7.875% due 08/15/2040	31,200	36,308
QVC, Inc.
4.375% due 03/15/2023	1,700	1,735
4.450% due 02/15/2025	2,200	2,219
4.850% due 04/01/2024	21,000	21,870
5.125% due 07/02/2022	6,820	7,261
5.450% due 08/15/2034	35,700	35,517
5.950% due 03/15/2043	48,805	50,134
Reynolds American, Inc.
3.250% due 11/01/2022	13,900	13,854
4.750% due 11/01/2042	15,284	15,828
6.150% due 09/15/2043	12,900	16,000

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rio Tinto Alcan, Inc.
7.250% due 03/15/2031	$1,110	$1,468
Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	5,998	8,044
Rio Tinto Finance USA PLC
4.125% due 08/21/2042	3,300	3,264
4.750% due 03/22/2042	13,500	14,548
Rock-Tenn Co.
4.000% due 03/01/2023	8,350	8,804
4.450% due 03/01/2019	4,380	4,706
4.900% due 03/01/2022	7,500	8,277
Rockies Express Pipeline LLC
5.625% due 04/15/2020	23,150	24,310
6.850% due 07/15/2018	2,000	2,170
6.875% due 04/15/2040	46,550	51,089
7.500% due 07/15/2038	25,890	29,579
Rogers Communications, Inc.
5.000% due 03/15/2044	9,150	10,127
Rohm & Haas Co.
7.850% due 07/15/2029	7,163	10,184
SABMiller Holdings, Inc.
3.750% due 01/15/2022	300	316
4.950% due 01/15/2042	10,100	11,394
Sealed Air Corp.
6.875% due 07/15/2033	2,000	2,115
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022	2,500	2,630
Sky PLC
3.125% due 11/26/2022	4,550	4,547
3.750% due 09/16/2024	5,500	5,697
Southern Copper Corp.
5.250% due 11/08/2042	3,500	3,142
Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	10,408
Southwestern Energy Co.
4.100% due 03/15/2022	6,600	6,504
4.950% due 01/23/2025	33,019	33,648
Statoil ASA
3.950% due 05/15/2043	2,200	2,261
4.800% due 11/08/2043	6,600	7,741
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	2,000	2,125
4.950% due 01/15/2043	28,600	28,162
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	9,950	10,362
5.125% due 02/22/2021	8,200	9,231
TCI Communications, Inc.
7.875% due 02/15/2026	405	574
Teck Resources Ltd.
5.200% due 03/01/2042	3,000	2,659
5.400% due 02/01/2043	13,340	12,075
6.000% due 08/15/2040	16,600	15,846
6.250% due 07/15/2041	15,430	15,035
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	32,818	45,478
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	320	413
Tesco PLC
6.150% due 11/15/2037	3,700	3,935
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	261	334
Thermo Fisher Scientific, Inc.
4.150% due 02/01/2024	5,300	5,733
5.300% due 02/01/2044	14,125	16,941
Thomson Reuters Corp.
4.300% due 11/23/2023	22,700	24,446
5.650% due 11/23/2043	24,336	28,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
4.500% due 09/15/2042	$400	$415
6.550% due 05/01/2037	3,650	4,599
6.750% due 06/15/2039	52,745	67,836
7.300% due 07/01/2038	2,080	2,813
8.250% due 04/01/2019	1,430	1,751
Time Warner Entertainment Co. LP
8.375% due 03/15/2023	2,228	2,998
8.375% due 07/15/2033	18,520	27,237
Time Warner, Inc.
4.650% due 06/01/2044	10,705	11,581
4.900% due 06/15/2042	3,000	3,332
5.350% due 12/15/2043	3,300	3,866
5.375% due 10/15/2041	5,000	5,878
6.100% due 07/15/2040	28,600	36,264
6.200% due 03/15/2040	10,000	12,830
6.250% due 03/29/2041	14,950	19,365
6.500% due 11/15/2036	20,625	26,855
7.700% due 05/01/2032	21,050	29,954
Toll Brothers Finance Corp.
4.375% due 04/15/2023	3,590	3,644
5.625% due 01/15/2024	7,900	8,591
6.750% due 11/01/2019	4,600	5,221
Topaz Solar Farms LLC
4.875% due 09/30/2039	7,800	8,616
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	3,484	4,440
7.250% due 08/15/2038	2,600	3,621
7.625% due 01/15/2039	4,900	7,082
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042	2,600	2,383
5.400% due 08/15/2041	4,330	4,660
Transocean, Inc.
6.500% due 11/15/2020 (g)	8,600	7,215
6.800% due 03/15/2038	44,500	32,040
7.350% due 12/15/2041	1,440	1,105
7.500% due 04/15/2031	4,550	3,447
Tyson Foods, Inc.
4.875% due 08/15/2034	1,200	1,357
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	10,486	10,879
4.625% due 12/03/2026	4,076	4,361
7.125% due 04/22/2025	4,157	4,916
UAL Pass-Through Trust
9.750% due 07/15/2018	22,865	25,381
10.400% due 05/01/2018	3,047	3,325
United Airlines Pass-Through Trust
3.750% due 03/03/2028	6,600	6,881
4.000% due 10/11/2027	29,500	31,123
4.300% due 02/15/2027	18,600	19,856
UnitedHealth Group, Inc.
4.625% due 11/15/2041	14,000	15,870
5.800% due 03/15/2036	300	388
5.950% due 02/15/2041	4,700	6,352
6.500% due 06/15/2037	1,200	1,693
6.625% due 11/15/2037	2,600	3,721
Vale Overseas Ltd.
6.875% due 11/21/2036	28,950	28,145
6.875% due 11/10/2039	14,892	14,632
Vale S.A.
5.625% due 09/11/2042	9,400	8,196
Viacom, Inc.
4.375% due 03/15/2043	12,730	11,916
4.500% due 02/27/2042	6,000	5,736
5.250% due 04/01/2044	10,600	11,366
5.850% due 09/01/2043	9,700	10,960
Virgin Australia Trust
5.000% due 04/23/2025	16,408	17,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wal-Mart Stores, Inc.
4.000% due 04/11/2043	$22,800	$24,249
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	9,100	9,132
Whirlpool Corp.
5.150% due 03/01/2043	21,075	24,034
Williams Cos., Inc.
7.500% due 01/15/2031	11,127	12,433
8.750% due 03/15/2032	29,088	34,897
Williams Partners LP
5.400% due 03/04/2044	8,300	8,357
5.800% due 11/15/2043	10,360	10,862
6.300% due 04/15/2040	22,870	25,249
Woodside Finance Ltd.
4.600% due 05/10/2021	1,000	1,083
Wyeth LLC
5.950% due 04/01/2037	500	642
Wynn Las Vegas LLC
4.250% due 05/30/2023	66,427	63,770
5.375% due 03/15/2022	22,130	23,015
5.500% due 03/01/2025	125,500	127,696
Zimmer Holdings, Inc.
4.250% due 08/15/2035	4,600	4,755
4.450% due 08/15/2045	15,900	16,566

		7,175,217

UTILITIES 16.5%
AGL Capital Corp.
5.875% due 03/15/2041	7,500	9,855
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	129,445	136,959
Alabama Power Co.
3.850% due 12/01/2042	3,750	3,898
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	31,093	32,979
American Transmission Systems, Inc.
5.000% due 09/01/2044	11,300	12,814
American Water Capital Corp.
4.300% due 12/01/2042	8,700	9,428
6.593% due 10/15/2037	150	210
Anadarko Finance Co.
7.500% due 05/01/2031	11,274	14,993
Appalachian Power Co.
4.400% due 05/15/2044	6,350	6,920
5.800% due 10/01/2035	2,176	2,742
6.375% due 04/01/2036	4,450	5,901
6.700% due 08/15/2037	3,600	4,950
7.000% due 04/01/2038	3,693	5,283
AT&T Corp.
8.000% due 11/15/2031	500	728
AT&T, Inc.
4.300% due 12/15/2042	9,103	8,715
4.350% due 06/15/2045	50,177	48,355
4.800% due 06/15/2044	89,100	91,758
5.350% due 09/01/2040	115,891	126,941
5.550% due 08/15/2041	21,000	23,706
6.300% due 01/15/2038	26,830	32,228
6.500% due 09/01/2037	15,118	18,579
6.550% due 02/15/2039	19,900	24,512
Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	1,500	1,916
6.125% due 04/01/2036	10,425	13,652
6.500% due 09/15/2037	24,750	33,621
BG Energy Capital PLC
5.125% due 10/15/2041	4,600	5,227
British Telecommunications PLC
9.625% due 12/15/2030	10,400	17,178

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		$20,891	$22,333
Cleco Power LLC
6.000% due 12/01/2040		17,400	21,584
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	8,559
CMS Energy Corp.
4.700% due 03/31/2043		9,300	10,556
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		42,750	45,532
Consolidated Edison Co. of New York, Inc.
5.300% due 03/01/2035		900	1,096
5.500% due 12/01/2039		3,400	4,343
5.700% due 06/15/2040		5,000	6,466
6.300% due 08/15/2037		4,000	5,436
6.750% due 04/01/2038		9,950	14,204
DTE Electric Co.
3.950% due 06/15/2042		500	530
4.300% due 07/01/2044		9,150	10,226
Duke Energy Carolinas LLC
4.250% due 12/15/2041		16,400	18,120
6.100% due 06/01/2037		300	399
Duke Energy Florida, Inc.
5.650% due 04/01/2040		7,400	9,942
6.400% due 06/15/2038		50	71
Duke Energy Indiana, Inc.
4.900% due 07/15/2043		105	127
6.120% due 10/15/2035		6,724	8,988
Duke Energy Progress, Inc.
4.100% due 03/15/2043		4,701	5,102
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		10,150	11,953
Electricite de France S.A.
4.875% due 01/22/2044		10,640	12,109
5.250% due 01/29/2023 (d)		12,600	13,180
5.625% due 01/22/2024 (d)		14,300	15,233
6.950% due 01/26/2039		22,363	31,400
Enable Midstream Partners LP
5.000% due 05/15/2044		18,528	16,970
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	2,200	2,614
Entergy Arkansas, Inc.
5.660% due 02/01/2025		$4,000	4,015
Entergy Corp.
5.125% due 09/15/2020		8,400	9,352
Entergy Louisiana LLC
5.000% due 07/15/2044		4,300	4,638
Entergy Mississippi, Inc.
3.100% due 07/01/2023		2,000	2,046
Exelon Generation Co. LLC
5.600% due 06/15/2042		12,346	14,181
6.250% due 10/01/2039		12,215	14,926
FirstEnergy Corp.
7.375% due 11/15/2031		22,036	28,059
FirstEnergy Solutions Corp.
6.800% due 08/15/2039		79,181	84,764
FirstEnergy Transmission LLC
4.350% due 01/15/2025		250	265
5.450% due 07/15/2044		10,100	11,415
Florida Power & Light Co.
4.050% due 10/01/2044		4,200	4,572
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		16,650	13,487
6.000% due 11/27/2023		18,175	15,767
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028 (g)		13,500	11,306
5.092% due 11/29/2015		400	402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.999% due 01/23/2021	$20,300	$19,290
6.212% due 11/22/2016	26,600	27,359
6.510% due 03/07/2022	52,275	50,896
9.250% due 04/23/2019	9,018	9,731
Idaho Power Co.
4.850% due 08/15/2040	9,000	10,738
Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	7,155
Jersey Central Power & Light Co.
6.150% due 06/01/2037	6,200	7,597
7.350% due 02/01/2019	200	237
Kentucky Utilities Co.
5.125% due 11/01/2040	17,600	22,052
Koninklijke KPN NV
8.375% due 10/01/2030	28,590	41,278
Metropolitan Edison Co.
3.500% due 03/15/2023	3,700	3,776
MidAmerican Energy Co.
5.800% due 10/15/2036	3,000	3,952
Monongahela Power Co.
5.400% due 12/15/2043	700	862
NGPL PipeCo LLC
7.768% due 12/15/2037	58,655	62,541
Niagara Mohawk Power Corp.
2.721% due 11/28/2022	3,400	3,405
4.119% due 11/28/2042	5,650	6,014
4.278% due 10/01/2034	9,000	9,839
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	22,300	17,674
6.604% due 02/03/2021	4,950	4,664
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	13,372	11,600
Oglethorpe Power Corp.
5.250% due 09/01/2050	25,000	30,144
Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,652
8.250% due 10/15/2038	1,000	1,609
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040	15,100	18,506
5.300% due 06/01/2042	600	758
7.250% due 01/15/2033	3,400	4,927
7.500% due 09/01/2038	4,615	7,067
Orange S.A.
5.500% due 02/06/2044	15,665	18,673
9.000% due 03/01/2031	11,350	17,566
Pacific Gas & Electric Co.
4.450% due 04/15/2042	5,150	5,682
4.600% due 06/15/2043	85	96
4.750% due 02/15/2044	2,550	2,951
5.400% due 01/15/2040	800	989
5.800% due 03/01/2037	8,600	10,958
6.050% due 03/01/2034	6,200	8,126
6.250% due 03/01/2039	9,900	13,359
6.350% due 02/15/2038	1,000	1,359
PacifiCorp
6.000% due 01/15/2039	200	271
PECO Energy Co.
4.150% due 10/01/2044	8,900	9,832
Pennsylvania Electric Co.
6.150% due 10/01/2038	500	627
Petrobras Global Finance BV
2.393% due 01/15/2019	3,100	2,693
3.000% due 01/15/2019	7,024	6,082
3.151% due 03/17/2020	1,400	1,211
3.875% due 01/27/2016	2,500	2,458
4.375% due 05/20/2023	8,600	7,375
5.375% due 01/27/2021	2,500	2,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 10/01/2029	GBP	14,000	$17,358
5.625% due 05/20/2043		$44,687	36,415
5.750% due 01/20/2020		3,200	2,983
5.875% due 03/01/2018		10,000	9,600
6.750% due 01/27/2041		40,650	36,177
6.875% due 01/20/2040		9,650	8,816
7.875% due 03/15/2019		27,250	27,890
Petroleos Mexicanos
5.500% due 06/27/2044		17,225	17,462
6.375% due 01/23/2045		17,025	19,077
Plains All American Pipeline LP
3.650% due 06/01/2022		10,000	10,305
4.300% due 01/31/2043		9,350	8,951
4.700% due 06/15/2044		21,175	21,602
4.900% due 02/15/2045		21,600	22,804
5.150% due 06/01/2042		58,685	62,461
6.650% due 01/15/2037		13,005	16,288
PPL Electric Utilities Corp.
5.200% due 07/15/2041		5,500	6,886
Progress Energy, Inc.
7.750% due 03/01/2031		400	580
Puget Sound Energy, Inc.
5.764% due 07/15/2040		9,000	11,948
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,145	1,237
5.838% due 09/30/2027		16,700	19,292
6.332% due 09/30/2027		10,450	12,501
Rosneft Finance S.A.
6.625% due 03/20/2017		11,900	11,960
7.250% due 02/02/2020		7,900	7,596
7.875% due 03/13/2018		37,420	37,984
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		57,300	58,862
5.500% due 04/08/2044		41,450	45,172
Shell International Finance BV
4.550% due 08/12/2043		9,850	11,213
5.500% due 03/25/2040		2,000	2,548
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		9,900	10,781
Southern California Edison Co.
6.000% due 01/15/2034		400	537
6.650% due 04/01/2029		600	808
Southern Power Co.
6.375% due 11/15/2036		3,500	3,613
Southwestern Electric Power Co.
6.200% due 03/15/2040		3,100	4,139
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,622
SSE PLC
5.625% due 10/01/2017 (d)	EUR	2,500	2,928
5.625% due 10/01/2017 (d)		$200	212
State Grid Overseas Investment Ltd.
4.375% due 05/22/2043		25,400	27,228
Telecom Italia Capital S.A.
7.200% due 07/18/2036		7,845	8,884
7.721% due 06/04/2038		17,800	20,871
Telecom Italia SpA
6.375% due 06/24/2019	GBP	6,500	10,787
Telefonica Europe BV
8.250% due 09/15/2030		$26,902	39,289
Toledo Edison Co.
6.150% due 05/15/2037		11,490	14,384
Verizon Communications, Inc.
2.625% due 02/21/2020		400	408
3.850% due 11/01/2042		20,285	18,505
4.522% due 09/15/2048		135,617	135,134
4.672% due 03/15/2055		328,381	323,075

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 11/01/2041	$3,500	$3,644
4.862% due 08/21/2046	129,772	136,213
5.012% due 08/21/2054	245,422	255,796
5.150% due 09/15/2023	22,375	25,670
6.000% due 04/01/2041	15,617	18,851
6.400% due 09/15/2033	7,144	8,933
6.550% due 09/15/2043	29,893	38,872
Virginia Electric & Power Co.
4.450% due 02/15/2044	1,100	1,243
6.000% due 05/15/2037	400	539
Vodafone Group PLC
4.375% due 02/19/2043	21,625	21,392
6.150% due 02/27/2037	17,613	21,443
6.250% due 11/30/2032	2,650	3,250
Wisconsin Electric Power Co.
5.700% due 12/01/2036	220	291

		3,417,537

Total Corporate Bonds & Notes (Cost $15,389,309)		16,595,155

MUNICIPAL BONDS & NOTES 6.7%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,524

CALIFORNIA 3.2%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	15,300	21,823
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	12,300	17,639
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	700	897
6.907% due 10/01/2050	29,845	44,554
6.918% due 04/01/2040	1,600	2,250
7.043% due 04/01/2050	49,575	74,642
Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,739
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,768
California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,416
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,575	23,278
7.350% due 11/01/2039	1,000	1,507
7.500% due 04/01/2034	5,580	8,351
7.550% due 04/01/2039	23,720	37,195
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	30,870	48,634
7.625% due 03/01/2040	14,250	22,225
7.950% due 03/01/2036	27,100	33,415
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,639
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,726
East Bay Municipal Utility District Water System, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	6,650	8,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	$10,000	$13,825
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	5,360	7,667
6.750% due 08/01/2049	34,095	51,357
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	5,300	6,845
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	20,914
7.618% due 08/01/2040	5,200	7,566
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	5,000	6,549
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.574% due 07/01/2045	820	1,203
6.603% due 07/01/2050	400	601
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,146
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	250	318
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	18,585	25,968
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	9,455
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	126
5.813% due 06/01/2040	300	388
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	482
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,732
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,200
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	644
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	13,000	18,794
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	14,051
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	14,224
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	6,600	9,017
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	10,000	12,792
6.548% due 05/15/2048	25,100	34,733
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	588

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	$800	$924
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,500	10,319
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	451
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	2,675	3,487
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,985
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	1,800	2,377
University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,063

		663,431

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
6.206% due 10/01/2030	500	593
Florida State Turnpike Enterprise Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	7,400	8,580

		9,173

GEORGIA 0.3%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	8,590	11,475
6.655% due 04/01/2057	44,110	58,147

		69,622

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,073
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	21,158
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,428

		25,659

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,428

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	4,100	4,751

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	400	470

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.1%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	$3,500	$4,290
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	500	610
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	5,000	5,755

		10,655

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	4,355

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,890	14,869
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	20,805	30,476
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	551
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	315	344

		46,240

NEW YORK 1.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	500	639
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	6,900	9,290
6.668% due 11/15/2039	300	421
6.687% due 11/15/2040	550	774
6.814% due 11/15/2040	18,085	25,499
7.134% due 11/15/2030	500	610
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.199% due 12/01/2022	1,200	1,403
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	1,600	1,935
5.968% due 03/01/2036	12,015	15,789
6.271% due 12/01/2037	5,365	7,277
6.646% due 12/01/2031	11,250	13,468
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,567
5.508% due 08/01/2037	800	1,008
5.572% due 11/01/2038	14,000	17,768
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	500	582
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	1,750	2,244
5.882% due 06/15/2044	10,000	13,546
6.011% due 06/15/2042	400	549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	$1,200	$1,496
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	599
5.389% due 03/15/2040	200	256
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,216
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,694
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	640
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	239
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	92,017
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,103
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	10,000	12,503

		247,132

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	3,000	3,441

OHIO 0.7%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	7,500	9,693
6.449% due 02/15/2044	1,000	1,326
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	19,500	25,060
6.270% due 02/15/2050	3,100	4,046
8.084% due 02/15/2050	50,725	82,077
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,543
7.734% due 02/15/2033	7,325	10,447
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	75

		134,267

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,319
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	3,000	3,927
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,290	2,614

		19,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.2%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	$17,500	$23,416
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	12,000	13,925

		37,341

TEXAS 0.5%
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	2,850	3,565
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	18,525
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	500	660
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,100	10,597
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	9,300	12,525
5.808% due 02/01/2041	1,040	1,394
6.308% due 02/01/2037	4,800	5,533
Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	5,000	5,830
4.681% due 04/01/2040	4,700	5,611
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	21,500	26,180

		90,420

WASHINGTON 0.0%
King County, Washington Sewer Revenue Bonds, Series 2009
5.000% due 01/01/2039	30	33

Total Municipal Bonds & Notes (Cost $1,095,733)		1,372,802

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
3.500% due 04/01/2045	7,000	7,354
4.000% due 10/01/2040	1,033	1,108
6.000% due 01/01/2023 - 06/01/2038	54	61
7.000% due 11/01/2026	25	29
8.500% due 08/01/2026	2	2
Freddie Mac
2.918% due 08/15/2032	89	93
Ginnie Mae
4.500% due 09/15/2033	19	21
6.500% due 02/15/2017	4	4
8.500% due 09/15/2030	5	5
9.000% due 12/15/2017	1	1

Total U.S. Government Agencies (Cost $8,609)		8,678

U.S. TREASURY OBLIGATIONS 26.3%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)	355,375	352,376
2.750% due 11/15/2042 (g)(i)(k)	616,750	641,468

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2042 (g)(i)(k)		$27,295	$29,792
3.000% due 11/15/2044 (g)		437,331	479,322
3.125% due 02/15/2042 (g)(k)		431,296	481,973
3.125% due 02/15/2043 (g)(k)		199,000	222,196
3.125% due 08/15/2044 (g)(i)(k)		155,875	174,787
3.375% due 05/15/2044 (g)		45,530	53,380
3.625% due 08/15/2043 (g)(i)(k)		435,010	531,732
3.625% due 02/15/2044 (g)(i)(k)		302,675	370,375
3.750% due 11/15/2043 (g)		1,085,032	1,355,866
5.250% due 02/15/2029 (g)(i)(k)		12,400	16,968
6.250% due 05/15/2030 (g)		1,150	1,748
U.S. Treasury Inflation Protected Securities (c)
0.250% due 01/15/2025 (g)		69,080	69,717
1.750% due 01/15/2028 (g)(i)(k)		24,999	29,319
2.000% due 01/15/2026 (g)(i)(k)		88,343	104,866
2.375% due 01/15/2025 (g)(i)		75,272	91,397
2.375% due 01/15/2027 (i)		28,977	35,813
2.500% due 01/15/2029 (g)(i)(k)		22,975	29,420
3.875% due 04/15/2029 (i)		853	1,256
U.S. Treasury Notes
0.625% due 12/31/2016 (i)		875	877
2.000% due 02/15/2025 (g)		154,950	155,943
U.S. Treasury Strips
0.000% due 11/15/2042 (g)(k)		37,600	18,253
0.000% due 11/15/2043 (g)(i)		183,950	87,277
0.000% due 02/15/2044 (g)		177,200	83,543
0.000% due 05/15/2044 (g)(i)(k)		22,050	10,332

Total U.S. Treasury Obligations (Cost $4,682,224)			5,429,996

MORTGAGE-BACKED SECURITIES 0.0%
BCAP LLC Trust
0.671% due 05/26/2035		849	801
0.961% due 11/26/2046		383	370
4.000% due 02/26/2037		792	786
Merrill Lynch Mortgage Investors Trust
1.007% due 01/25/2029		194	183
1.205% due 03/25/2028		89	84
Structured Adjustable Rate Mortgage Loan Trust
2.431% due 09/25/2034		2,469	2,495

Total Mortgage-Backed Securities (Cost $4,660)			4,719

ASSET-BACKED SECURITIES 0.3%
AIM Aviation Finance Ltd.
4.213% due 02/15/2040		24,652	24,716
Eagle Ltd.
2.570% due 12/15/2039		11,109	11,096
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	1,995	2,127
SBA Tower Trust
3.869% due 10/15/2049		$11,400	11,922
Springleaf Funding Trust
3.920% due 01/16/2023		2,000	2,011
Structured Asset Investment Loan Trust
1.074% due 01/25/2035		7,373	7,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Voya CLO Ltd.
1.615% due 10/15/2022 (a)		$5,600	$5,566

Total Asset-Backed Securities (Cost $64,467)			64,726

SOVEREIGN ISSUES 1.3%
Brazil Government International Bond
5.000% due 01/27/2045		49,920	46,426
5.625% due 01/07/2041		2,000	2,045
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	190,100	52,853
10.000% due 01/01/2023		50,368	13,649
Colombia Government International Bond
6.125% due 01/18/2041		$200	238
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)	EUR	1,331	1,654
2.500% due 12/01/2024		6,000	7,191
4.750% due 09/01/2044		2,400	4,119
5.000% due 08/01/2039		2,600	4,402
5.000% due 09/01/2040		10,150	17,312
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	126,723	9,131
4.000% due 11/08/2046 (c)		245,182	17,916
4.500% due 11/22/2035 (c)		247,777	19,158
4.600% due 01/23/2046		$4,171	4,296
5.550% due 01/21/2045		19,780	23,241
5.750% due 10/12/2110		1,550	1,701
6.050% due 01/11/2040		1,238	1,535
Qatar Government International Bond
6.400% due 01/20/2040		9,000	12,253
Spain Government International Bond
2.750% due 10/31/2024	EUR	7,900	9,696
5.150% due 10/31/2044		1,900	3,480
Xunta de Galicia
6.131% due 04/03/2018		4,500	5,699

Total Sovereign Issues (Cost $282,300)			257,995

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		20,200	24,649

Total Convertible Preferred Securities (Cost $24,500)			24,649

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.2%
AgriBank FCB
6.875% due 01/01/2024 (d)		130,000	13,658
Citigroup Capital
7.875% due 10/30/2040		250,000	6,630
Public Storage
6.375% due 03/17/2019 (d)		75,000	2,026
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		537,000	15,509
State Street Corp.
5.900% due 03/15/2024 (d)		336,000	9,177
Ventas Realty LP
5.450% due 03/15/2043		120,000	3,055

			50,055

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%
DTE Energy Co.
5.250% due 12/01/2062	11,150	$281
Entergy Arkansas, Inc.
4.750% due 06/01/2063	38,000	907
Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	717
Entergy Texas, Inc.
5.625% due 06/01/2064	513,816	13,436
SCE Trust
5.625% due 06/15/2017 (d)	82,125	2,092
5.750% due 03/15/2024 (d)	463,000	12,822

		30,255

Total Preferred Securities (Cost $74,187)		80,310

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	$26,250	26,233
1.082% due 05/16/2016	19,500	19,418

		45,651

REPURCHASE AGREEMENTS (f) 0.0%
		4,931

U.S. TREASURY BILLS 0.4%
0.016% due 04/02/2015 - 06/25/2015 (b)(g)(i)(k)	89,358	89,356

Total Short-Term Instruments (Cost $140,036)		139,938

Total Investments in Securities (Cost $22,996,189)		25,213,149

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio III	20,769,281	205,969

Total Short-Term Instruments (Cost $205,950)		205,969

Total Investments in Affiliates (Cost $205,950)		205,969

Total Investments 123.0% (Cost $23,202,139)		$25,419,118

Financial Derivative Instruments (h)(j) (0.2%) (Cost or Premiums, net $(48,582))		(50,849)

Other Assets and Liabilities, net (22.8%)		(4,702,501)

Net Assets 100.0%		$20,665,768

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$66,810	$67,729	0.33%
Delta Air Lines, Inc.	2.157%	05/09/2019	05/05/2014	111,320	110,499	0.54%
Delta Air Lines, Inc.	2.256%	09/30/2019	05/05/2014	28,857	29,136	0.14%
Norwegian Air Shuttle	4.110% - 4.250%	06/24/2026	06/25/2014	68,758	68,579	0.33%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	24,000	25,814	0.12%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	27,759	27,949	0.14%

				$327,504	$329,706	1.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,931	Freddie Mac 2.080% due 10/17/2022	$(5,034)	$4,931	$4,931

Total Repurchase Agreements						$(5,034)	$4,931	$4,931

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.000%)	12/02/2014	12/01/2016	$(8,115)	$(8,088)
BOS	0.160%	02/23/2015	04/10/2015	(241,694)	(241,734)
	0.230%	02/02/2015	04/17/2015	(76,163)	(76,191)
BSN	0.210%	02/26/2015	04/16/2015	(101,811)	(101,831)
	0.220%	03/05/2015	04/09/2015	(274,448)	(274,493)
	0.230%	01/15/2015	04/15/2015	(63,508)	(63,539)
GRE	0.210%	03/03/2015	04/09/2015	(19,632)	(19,635)
	0.220%	03/04/2015	04/17/2015	(149,349)	(149,374)
	0.330%	03/25/2015	04/01/2015	(12,080)	(12,081)
JML	(0.750%)	02/03/2015	01/30/2017	(1,016)	(1,015)
JPS	0.210%	03/20/2015	04/21/2015	(199,579)	(199,593)
MEI	(0.350%)	08/01/2014	07/31/2016	(4,475)	(4,465)
	(0.350%)	03/04/2015	07/31/2016	(5,411)	(5,408)
RDR	0.280%	03/12/2015	04/10/2015	(337,630)	(337,683)
	0.430%	03/30/2015	04/06/2015	(119,383)	(119,386)
	0.480%	03/31/2015	04/14/2015	(69,475)	(69,476)
SAL	0.400%	03/30/2015	04/13/2015	(170,662)	(170,666)

Total Reverse Repurchase Agreements					$(1,854,658)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	02/20/2015	04/07/2015	$(300,642)	$(300,852)
	0.250%	03/13/2015	04/13/2015	(149,025)	(149,186)
	0.260%	03/13/2015	04/13/2015	(146,157)	(146,316)
	0.260%	03/13/2015	04/14/2015	(5,443)	(5,444)
	0.270%	03/16/2015	04/13/2015	(1,361)	(1,363)

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.280%	03/27/2015	04/06/2015	$(1,768)	$(1,769)
	0.400%	03/25/2015	04/08/2015	(17,595)	(17,606)
BPG	0.280%	03/17/2015	04/17/2015	(120,634)	(120,803)
	0.290%	03/18/2015	04/20/2015	(166,468)	(166,730)
	0.290%	03/20/2015	04/20/2015	(42,025)	(42,093)
	0.300%	03/17/2015	04/09/2015	(23,269)	(23,272)
	0.310%	03/24/2015	04/07/2015	(27,429)	(27,442)
GSC	0.190%	03/05/2015	04/06/2015	(211,467)	(211,587)
	0.200%	02/26/2015	04/27/2015	(249,134)	(249,720)
	0.220%	02/20/2015	04/07/2015	(121,998)	(122,083)
	0.220%	03/04/2015	04/17/2015	(13,972)	(13,991)
	0.230%	03/17/2015	04/07/2015	(21,925)	(21,937)
	0.230%	03/18/2015	04/08/2015	(9,850)	(9,856)
	0.230%	03/19/2015	04/02/2015	(71,301)	(71,312)
	0.240%	03/10/2015	04/10/2015	(135,028)	(135,147)
	0.250%	03/11/2015	04/14/2015	(12,033)	(12,037)
	0.260%	03/11/2015	04/09/2015	(80,837)	(80,849)
	0.260%	03/12/2015	04/13/2015	(168,888)	(169,079)
	0.300%	03/13/2015	04/10/2015	(9,516)	(9,517)
	0.330%	03/26/2015	04/02/2015	(125,683)	(125,699)
	0.390%	03/25/2015	04/08/2015	(143,585)	(143,677)
	0.450%	03/27/2015	04/10/2015	(32,468)	(32,493)
	0.460%	03/27/2015	04/10/2015	(1,232)	(1,232)
MSC	0.220%	02/27/2015	04/27/2015	(125,109)	(125,403)
	0.230%	03/06/2015	04/06/2015	(126,759)	(126,834)
	0.230%	03/23/2015	04/07/2015	(46,186)	(46,208)
	0.240%	03/10/2015	04/10/2015	(113,042)	(113,137)
	0.250%	03/10/2015	04/08/2015	(1,549)	(1,550)
	0.260%	03/10/2015	04/09/2015	(13,213)	(13,215)
	0.280%	03/12/2015	04/13/2015	(1,414)	(1,414)
	0.320%	03/26/2015	04/09/2015	(70,522)	(70,567)
	0.450%	03/26/2015	04/09/2015	(40,344)	(40,371)
NOM	0.060%	03/25/2015	04/08/2015	(140,212)	(140,267)
	0.380%	03/26/2015	04/09/2015	(150,545)	(150,637)
TDM	0.230%	03/11/2015	04/13/2015	(32,790)	(32,827)
	0.250%	03/16/2015	04/16/2015	(14,827)	(14,846)
	0.290%	03/12/2015	04/08/2015	(4,458)	(4,459)
	0.340%	03/16/2015	04/13/2015	(48,188)	(48,195)
	0.600%	03/30/2015	04/06/2015	(18,879)	(18,887)

Total Sale-Buyback Transactions					$(3,361,909)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,072,317 at a weighted average interest rate of 0.155%.
(3)	Payable for sale-buyback transactions includes $2,472 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	05/01/2045	$1,000	$(1,066)	$(1,068)

Total Short Sales				$(1,066)	$(1,068)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $5,280,499 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(8,088)	$0	$(8,088)	$8,283	$195
BOS	0	(317,925)	0	(317,925)	316,034	(1,891)
BSN	0	(439,863)	0	(439,863)	438,602	(1,261)
GRE	0	(181,090)	0	(181,090)	179,768	(1,322)
JML	0	(1,015)	0	(1,015)	1,011	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
JPS	$0	$(199,593)	$0	$(200,608)	$199,395	$(1,213)
MEI	0	(9,873)	0	(9,873)	10,051	178
RDR	0	(526,545)	0	(526,545)	525,169	(1,376)
SAL	0	(170,666)	0	(170,666)	169,471	(1,195)
SSB	4,931	0	0	4,931	(5,034)	(103)

Master Securities Forward Transaction Agreement
BCY	0	0	(622,536)	(622,536)	619,078	(3,458)
BPG	0	0	(380,340)	(380,340)	378,417	(1,923)
GSC	0	0	(1,410,216)	(1,410,216)	1,401,927	(8,289)
MSC	0	0	(538,699)	(538,699)	535,557	(3,142)
NOM	0	0	(290,904)	(290,904)	290,814	(90)
TDM	0	0	(119,214)	(119,214)	118,907	(307)

Total Borrowings and Other Financing Transactions	$4,931	$(1,854,658)	$(3,361,909)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	3,317	$(477)	$0	$(124)
90-Day Eurodollar December Futures	Short	12/2016	5,352	(3,356)	0	(602)
90-Day Eurodollar December Futures	Short	12/2017	6,165	(5,239)	0	(630)
90-Day Eurodollar June Futures	Short	06/2015	7,882	(515)	0	(98)
90-Day Eurodollar June Futures	Short	06/2016	6,163	(3,100)	0	(539)
90-Day Eurodollar June Futures	Short	06/2017	5,847	(1,546)	0	(731)
90-Day Eurodollar March Futures	Short	03/2016	4,489	(739)	0	(281)
90-Day Eurodollar March Futures	Short	03/2017	5,053	(3,364)	0	(632)
90-Day Eurodollar September Futures	Short	09/2015	4,222	(506)	0	(106)
90-Day Eurodollar September Futures	Short	09/2016	6,004	(3,441)	0	(600)
90-Day Eurodollar September Futures	Short	09/2017	5,795	(1,454)	0	(652)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	2,238	(146)	96	(96)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	260	33	6	(6)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	2,259	442	97	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	260	45	14	0
U.S. Treasury 10-Year Note June Futures	Short	06/2015	1,202	(1,090)	0	(376)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	86	(51)	24	0

Total Futures Contracts				$(24,504)	$237	$(5,473)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-20 5-Year Index	1.000%	06/20/2018	$1,093,275	$21,293	$4,499	$173	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	1,218,950	23,431	2,798	59	(40)
CDX.IG-22 5-Year Index	1.000%	06/20/2019	38,750	720	75	6	0
CDX.IG-22 10-Year Index	1.000%	06/20/2024	45,600	(10)	278	14	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	5,119,950	86,923	4,821	920	0
CDX.IG-23 10-Year Index	1.000%	12/20/2024	2,000	(7)	5	1	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	3,190,100	58,715	(161)	622	0

				$191,065	$12,315	$1,795	$(40)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	03/16/2019	$	2,003,600	$(13,843)	$(12,349)	$0	$(1,930)
Receive	3-Month USD-LIBOR	1.850%	12/04/2019		119,700	(2,721)	(2,481)	0	(200)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		703,200	(29,207)	(12,978)	0	(1,192)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020		1,116,500	(33,907)	(20,477)	0	(2,051)
Receive	3-Month USD-LIBOR	2.700%	07/18/2024		662,500	(44,143)	(22,733)	0	(1,383)
Receive	3-Month USD-LIBOR	2.300%	02/17/2025		424,500	(11,710)	(9,631)	0	(864)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025		73,800	(2,021)	(1,685)	0	(150)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		4,400	(1,101)	(3)	0	(5)
Receive	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR	94,400	(15,931)	(3,305)	0	(255)
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		22,300	(3,559)	(1,383)	0	(67)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025		72,900	(3,107)	(2,939)	0	(238)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		63,700	(12,724)	(4,324)	0	(1,471)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP	117,600	(4,613)	775	0	(40)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	24,927,000	(9,179)	(7,264)	229	0
Receive	6-Month JPY-LIBOR	1.000%	09/20/2024		27,860,000	(2,255)	(2,731)	273	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	918,000	3,655	105	151	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,012,800	7,180	(835)	171	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		3,635,400	293	(1,580)	572	0
Pay	28-Day MXN-TIIE	6.750%	08/31/2021		154,500	660	(294)	25	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		454,500	402	203	70	0
Pay	28-Day MXN-TIIE	5.810%	09/29/2021		293,800	198	89	44	0
Pay	28-Day MXN-TIIE	5.750%	09/30/2021		546,400	241	159	82	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,425,700	50	7	213	0
Pay	28-Day MXN-TIIE	5.580%	11/10/2021		166,300	(38)	(38)	24	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023		823,600	3,582	325	91	0
Pay	28-Day MXN-TIIE	6.190%	01/03/2035		2,189,200	(6,985)	1,810	469	0

						$(180,783)	$(103,557)	$2,414	$(9,846)

Total Swap Agreements						$10,282	$(91,242)	$4,209	$(9,886)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $197,961 and cash of $144,068 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$237	$4,209	$4,446	$0	$(6,046)	$(10,012)	$(16,058)

(4)	Unsettled variation margin liability of $(573) for closed futures and $(126) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		$	10,984		GBP	7,399	$ 0	$ (8)
	05/2015		GBP	7,399	$		10,982	8	0

BOA	04/2015		EUR	182,549			204,808	8,798	(287)
	04/2015		GBP	14,828			22,049	121	(68)
	04/2015	$		2,899		EUR	2,649	0	(51)
	04/2015		ZAR	105	$		9	0	0
	05/2015		MXN	196,072			12,976	147	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		2,587		MXN	38,099	$0	$(94)

BPS	04/2015		BRL	25,551	$		8,320	314	0
	04/2015		EUR	1,684			1,784	0	(26)
	04/2015	$		7,965		BRL	25,551	41	0
	05/2015			7,692		MXN	118,042	31	0

BRC	04/2015			1,386		EUR	1,285	0	(4)
	05/2015			260		MXN	3,813	0	(10)

CBK	04/2015		AUD	8,327	$		6,468	126	0
	04/2015	$		1,175		GBP	766	0	(38)
	04/2015			2,059		JPY	248,075	14	(4)
	05/2015			15,452		EUR	14,176	0	(203)
	05/2015			21,842		MXN	326,351	0	(489)

DUB	04/2015		BRL	43,890	$		14,280	528	0
	04/2015	$		13,681		BRL	43,890	71	0
	05/2015			366		MXN	5,614	1	0

FBF	05/2015			2,346			35,156	0	(46)
	07/2015		BRL	247,609	$		88,227	12,732	0

GLM	04/2015			1,412			431	0	(11)
	04/2015		EUR	41,427			46,880	2,336	0
	04/2015		JPY	718,500			5,928	0	(63)
	04/2015	$		6,580		AUD	8,327	0	(238)
	04/2015			440		BRL	1,412	2	0
	04/2015			157,638		EUR	140,486	0	(6,580)
	04/2015			10,578		GBP	6,892	0	(354)
	04/2015			4,190		JPY	502,416	8	(9)
	05/2015		AUD	8,327	$		6,567	237	0
	05/2015	$		1,676		JPY	200,500	0	(4)
	05/2015			11,220		MXN	171,424	23	(26)

HUS	05/2015		MXN	298,206	$		20,034	523	0
	05/2015	$		677		MXN	10,482	9	0

JPM	04/2015		BRL	215,028	$		66,964	0	(410)
	04/2015		EUR	2,365			2,541	0	(2)
	04/2015		JPY	516,600			4,317	9	0
	04/2015		MXN	361,027			24,533	890	0
	04/2015	$		74,901		BRL	215,028	0	(7,527)
	04/2015			6,464		EUR	6,026	47	(32)
	04/2015			1,774		GBP	1,155	0	(61)
	04/2015			1,326		JPY	161,100	17	0
	05/2015			29,456		BRL	95,497	220	0
	05/2015			806		MXN	11,914	0	(26)

MSB	04/2015		BRL	80,445	$		29,199	3,993	0
	04/2015		EUR	99,867			112,726	5,337	0
	04/2015		GBP	89,664			135,172	2,169	0
	04/2015	$		25,054		BRL	80,445	152	0

RBC	04/2015		BRL	22,984	$		7,165	0	(37)
	04/2015	$		8,600		BRL	22,984	0	(1,399)

SCX	04/2015			2,718		JPY	323,509	0	(20)
	05/2015		JPY	323,509	$		2,719	20	0

UAG	04/2015		EUR	85,806			94,275	2,012	0
	04/2015		GBP	1,384			2,083	30	0
	05/2015	$		94,317		EUR	85,806	0	(2,013)
	05/2015			5,619		GBP	3,771	0	(27)
	07/2015		BRL	569,740	$		206,427	32,716	0

Total Forward Foreign Currency Contracts								$73,682	$(20,167)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.000%	04/15/2015	$	5,925	$1	$1

							$1	$1

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	$	3,470,900	$6,798	$12,467
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.153%	02/17/2016		100,000	2,667	2,061

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.128%	03/14/2016		34,400	1,155	831
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.191%	04/25/2016		25,500	969	79
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		48,000	2,056	38

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		134,100	10,630	373
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		82,700	5,172	1,992

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		24,500	1,511	587
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		28,200	1,623	679

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	01/11/2016		2,677,200	5,838	6,387

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.260%	03/14/2016		533,950	1,602	2,392
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.128%	03/14/2016		116,050	3,988	2,803
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		126,000	8,210	3,035

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		665,650	1,571	1,810
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270%	03/14/2016		332,700	1,012	1,521
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		88,000	6,160	2,110
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		50,000	3,066	1,204

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		112,100	7,014	2,700

RBC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		25,800	1,574	621

								$72,616	$43,690

Total Purchased Options								$72,617	$43,691

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.450%	05/20/2015	EUR	92,600	$(67)	$(58)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015	$	191,600	(248)	(63)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	06/17/2015		84,000	(106)	(76)
	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		90,500	(106)	(87)

GST	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		85,700	(111)	(83)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		93,800	(120)	(31)

							$(758)	$(398)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.650	05/27/2015	$	172,600	$(5,474)	$(31,434)

GLM	Call - OTC USD versus BRL		2.700	06/02/2015		61,600	(1,857)	(10,385)

							$(7,331)	$(41,819)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$21,500	$(178)	$(12)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,600	(253)	(12)

						$(431)	$(24)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015	$	715,500	$(7,106)	$(17,198)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	02/17/2016		237,525	(2,672)	(1,887)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	04/25/2016		107,000	(968)	(60)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		183,100	(2,243)	(30)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	03/14/2016		80,300	(1,140)	(731)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	563,200	$(10,588)	$(928)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.880%	08/17/2017		120,000	(2,112)	(720)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.920%	08/17/2017		211,100	(3,103)	(1,216)

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910%	08/15/2017		98,000	(1,519)	(566)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		115,700	(1,678)	(681)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	256,000	(589)	(1,453)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		256,000	(606)	(68)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760%	01/11/2016	$	587,500	(5,843)	(7,012)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.860%	08/17/2017		200,000	(3,204)	(1,225)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.870%	08/17/2017		275,600	(4,575)	(1,672)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.955%	08/17/2017		28,400	(435)	(158)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	03/14/2016		116,050	(1,601)	(2,422)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	03/14/2016		275,000	(3,988)	(2,503)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		1,492,300	(5,372)	(11,092)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		1,492,300	(5,372)	(630)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950%	08/15/2017		354,200	(6,358)	(1,965)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.820%	08/17/2017		200,000	(3,070)	(1,276)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		144,050	(1,621)	(1,668)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	03/14/2016		71,300	(1,000)	(1,488)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		451,700	(7,114)	(2,657)

RBC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.860%	08/17/2017		103,200	(1,575)	(632)

								$(85,452)	$(61,938)

Total Written Options								$(93,972)	$(104,179)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	10,192	$5,825,390	EUR	768,400	$(66,816)
Sales	27,368	22,496,683		3,678,744	(177,351)
Closing Buys	(8,806)	(3,401,650)		(44)	86,464
Expirations	(20,436)	(12,002,698)		(3,335,500)	47,116
Exercised	(8,318)	(3,873,800)		(507,000)	16,615

Balance at End of Period	0	$9,043,925	EUR	604,600	$(93,972)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2021	0.733%	$	20,500	$(147)	$465	$318	$0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.119%		1,100	8	(5)	3	0
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		400	(37)	5	0	(32)
	Brazil Government International Bond	1.000%	06/20/2020	2.792%		200	(18)	1	0	(17)
	Caterpillar, Inc.	1.000%	03/20/2016	0.107%		12,500	173	(59)	114	0
	Ford Motor Co.	5.000%	06/20/2019	0.709%		5,200	1,024	(98)	926	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		14,400	(420)	506	86	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%		21,400	(1,403)	1,564	161	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		60,400	320	(7)	313	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		29,604	(95)	196	101	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		30,950	15	63	78	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%		12,500	(698)	783	85	0
	MetLife, Inc.	1.000%	12/20/2018	0.522%		25,000	0	446	446	0
	MetLife, Inc.	1.000%	06/20/2021	0.908%		25,000	(1,593)	1,737	144	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		300	0	0	0	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		15,000	(73)	55	0	(18)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		900	(125)	0	0	(125)
	Spain Government International Bond	1.000%	12/20/2018	0.628%		6,500	(383)	473	90	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%		37,600	146	373	519	0
	Spain Government International Bond	1.000%	12/20/2019	0.721%		50,000	216	435	651	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.454%		3,300	71	5	76	0
	Wells Fargo & Co.	1.000%	12/20/2016	0.141%		400	(18)	24	6	0

BPS	Alcoa, Inc.	1.000%	03/20/2021	2.226%		2,700	(235)	56	0	(179)

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Caterpillar, Inc.	1.000%	03/20/2016	0.107%	$	9,200	$126	$(42)	$84	$0
	Ford Motor Co.	5.000%	09/20/2021	1.126%		1,500	363	(10)	353	0
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		12,000	(74)	(81)	0	(155)
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		58,900	(2,867)	(5,994)	0	(8,861)
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		38,000	(2,102)	(5,117)	0	(7,219)
	Safeway Ltd.	1.000%	09/20/2019	0.916%	EUR	4,100	(69)	87	18	0
	Spain Government International Bond	1.000%	09/20/2021	0.912%	$	100	1	0	1	0
	Teck Resources Ltd.	1.000%	06/20/2019	1.919%		5,000	(96)	(86)	0	(182)
	Tesco PLC	1.000%	06/20/2019	1.212%	EUR	17,300	(47)	(110)	0	(157)

BRC	AT&T, Inc.	1.000%	06/20/2019	0.464%	$	7,100	132	28	160	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.326%		65,050	(865)	2,077	1,212	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2019	0.555%		4,000	81	2	83	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.119%		3,000	7	0	7	0
	Brazil Government International Bond	1.000%	06/20/2017	2.051%		12,200	(173)	(102)	0	(275)
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		9,050	(846)	135	0	(711)
	Ford Motor Co.	5.000%	06/20/2019	0.709%		6,000	1,166	(96)	1,070	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	2.053%		5,900	(138)	(107)	0	(245)
	Italy Government International Bond	1.000%	12/20/2018	0.802%		10,600	(743)	823	80	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		14,700	(24)	74	50	0
	Marks & Spencer PLC	1.000%	06/20/2019	0.636%	EUR	2,925	(86)	135	49	0
	Mexico Government International Bond	1.000%	09/20/2022	1.560%	$	9,900	(463)	92	0	(371)
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		7,500	(346)	(783)	0	(1,129)
	Spain Government International Bond	1.000%	06/20/2019	0.671%		50,000	194	497	691	0
	Telecom Italia SpA	1.000%	06/20/2019	1.079%	EUR	10,000	(868)	837	0	(31)
	Telefonica Emisiones S.A.U.	1.000%	12/20/2019	0.637%		7,100	49	84	133	0
	Tesco PLC	1.000%	09/20/2019	1.308%		2,500	22	(58)	0	(36)
	Tesco PLC	1.000%	12/20/2019	1.393%		5,700	(31)	(78)	0	(109)
	Toll Brothers Finance Corp.	1.000%	03/20/2021	1.479%	$	5,700	(371)	221	0	(150)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.454%		6,700	127	26	153	0
	Whirlpool Corp.	1.000%	03/20/2019	0.376%		100	0	2	2	0

CBK	Barrick Gold Corp.	1.000%	06/20/2019	1.217%		20,000	(518)	348	0	(170)
	Brazil Government International Bond	1.000%	06/20/2020	2.792%		600	(53)	2	0	(51)
	Ford Motor Co.	5.000%	06/20/2019	0.709%		5,600	1,097	(99)	998	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2021	0.939%		10,000	2,432	(50)	2,382	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.561%		1,500	(16)	25	9	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%		500	(10)	15	5	0
	General Electric Capital Corp.	1.000%	09/20/2019	0.520%		1,000	(102)	123	21	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%		13,400	(1,022)	1,123	101	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		114,500	163	227	390	0
	MetLife, Inc.	1.000%	09/20/2016	0.219%		600	(18)	25	7	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		7,600	(109)	142	33	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		15,400	63	(82)	0	(19)
	Safeway Ltd.	1.000%	09/20/2019	0.916%	EUR	1,050	(18)	23	5	0
	Spain Government International Bond	1.000%	12/20/2018	0.628%	$	19,400	(788)	1,058	270	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%		42,650	208	381	589	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%		900	9	2	11	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%		1,600	21	0	21	0
	Telecom Italia SpA	1.000%	06/20/2019	1.079%	EUR	5,000	(434)	418	0	(16)
	Tesco PLC	1.000%	06/20/2019	1.212%		7,500	(8)	(61)	0	(69)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%	$	2,000	(5)	27	22	0

DUB	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		4,000	3	(5)	0	(2)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		17,050	(72)	16	0	(56)
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.475%	EUR	5,000	137	(30)	107	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.154%	$	1,500	3	10	13	0
	Brazil Government International Bond	1.000%	06/20/2017	2.051%		16,200	(241)	(125)	0	(366)
	Citigroup, Inc.	1.000%	09/20/2017	0.409%		1,800	(143)	170	27	0
	Ford Motor Co.	5.000%	09/20/2017	0.383%		6,700	774	2	776	0
	Ford Motor Co.	5.000%	06/20/2019	0.709%		3,050	593	(50)	543	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		50,000	457	(255)	202	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		3,000	44	20	64	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		39,000	(794)	1,061	267	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		134,400	316	505	821	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		70,100	(284)	648	364	0
	MetLife, Inc.	1.000%	12/20/2018	0.522%		15,000	70	198	268	0
	MetLife, Inc.	5.000%	09/20/2019	0.639%		1,100	134	77	211	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%		11,000	100	(57)	43	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		13,300	41	(39)	2	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		19,400	(57)	33	0	(24)
	Pacific Gas & Electric Co.	1.000%	06/20/2021	0.826%		2,000	(88)	109	21	0
	Prudential Financial, Inc.	1.000%	12/20/2018	0.530%		19,000	0	334	334	0
	Safeway Ltd.	1.000%	09/20/2019	0.916%	EUR	4,150	(77)	95	18	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Spain Government International Bond	1.000%	06/20/2019	0.671%	$	44,100	$150	$460	$610	$0
	Tesco PLC	1.000%	06/20/2019	1.212%	EUR	18,000	(37)	(127)	0	(164)

FBF	American International Group, Inc.	1.000%	06/20/2019	0.460%	$	450	7	3	10	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.488%		700	(20)	29	9	0
	AT&T, Inc.	1.000%	03/20/2023	0.946%		21,400	(575)	667	92	0
	Bank of America Corp.	1.000%	09/20/2017	0.356%		3,200	(243)	295	52	0
	Ford Motor Co.	5.000%	09/20/2017	0.383%		2,900	328	8	336	0
	Ford Motor Co.	5.000%	06/20/2019	0.709%		1,700	328	(25)	303	0
	Glencore Finance Europe S.A.	1.000%	12/20/2018	1.114%	EUR	200	(7)	6	0	(1)
	MetLife, Inc.	1.000%	09/20/2017	0.343%	$	20,000	(1,708)	2,040	332	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		5,200	(78)	101	23	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		6,250	12	(12)	0	0
	Telecom Italia SpA	1.000%	06/20/2019	1.079%	EUR	10,000	(868)	836	0	(32)
	Telefonica Emisiones S.A.U.	1.000%	06/20/2021	0.854%		3,000	(165)	195	30	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%	$	7,900	(34)	121	87	0

GST	American International Group, Inc.	1.000%	09/20/2021	0.776%		15,000	(1,601)	1,810	209	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.119%		1,800	4	0	4	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.154%		2,500	5	17	22	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.175%		8,700	78	14	92	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.561%		7,100	(77)	117	40	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%		9,750	(90)	(83)	0	(173)
	Italy Government International Bond	1.000%	12/20/2018	0.802%		27,600	(1,798)	2,005	207	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		55,000	79	109	188	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		23,550	0	59	59	0
	Marks & Spencer PLC	1.000%	06/20/2019	0.636%	EUR	15,000	(420)	673	253	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%	$	16,600	(758)	871	113	0
	Mexico Government International Bond	1.000%	03/20/2018	0.897%		27,050	133	(43)	90	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		2,900	8	(8)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		25,000	(1,410)	(3,338)	0	(4,748)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		10,100	(1,125)	(867)	0	(1,992)
	Telefonica Emisiones S.A.U.	1.000%	09/20/2019	0.595%	EUR	13,100	153	106	259	0
	Tesco PLC	1.000%	09/20/2019	1.308%		2,500	24	(59)	0	(35)
	Time Warner Cable, Inc.	1.000%	12/20/2020	0.751%	$	1,100	(125)	141	16	0

HUS	Brazil Government International Bond	1.000%	06/20/2017	2.051%		26,700	(384)	(220)	0	(604)
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		2,000	(179)	22	0	(157)
	Italy Government International Bond	1.000%	06/20/2019	0.859%		123,100	(1,412)	2,164	752	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		4,000	(4)	14	10	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		8,000	(27)	28	1	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		16,400	8	(28)	0	(20)
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%		9,700	(699)	(1,071)	0	(1,770)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		2,600	(292)	(221)	0	(513)
	Spain Government International Bond	1.000%	12/20/2018	0.628%		7,300	(234)	336	102	0
	Spain Government International Bond	1.000%	12/20/2019	0.721%		43,800	168	402	570	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%		3,350	36	5	41	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%		11,000	(65)	187	122	0

JPM	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.119%		900	2	0	2	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.154%		19,200	137	29	166	0
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		3,625	(342)	57	0	(285)
	Caterpillar, Inc.	1.000%	03/20/2016	0.107%		5,200	71	(24)	47	0
	Ford Motor Co.	5.000%	03/20/2019	0.663%		2,550	476	(42)	434	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	2.053%		10,000	(330)	(86)	0	(416)
	Genworth Holdings, Inc.	5.000%	06/20/2019	3.505%		10,000	1,835	(1,252)	583	0
	Marks & Spencer PLC	1.000%	06/20/2019	0.636%	EUR	9,000	(252)	404	152	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%	$	4,300	(193)	222	29	0
	Mexico Government International Bond	1.000%	06/20/2018	0.921%		25,000	237	(166)	71	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		52,300	209	(274)	0	(65)
	Morgan Stanley	1.000%	03/20/2019	0.602%		1,800	0	28	28	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		6,900	(779)	(582)	0	(1,361)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		700	(96)	(1)	0	(97)
	Spain Government International Bond	1.000%	06/20/2019	0.671%		4,300	19	41	60	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%		9,750	111	8	119	0
	Williams Cos., Inc.	1.000%	09/20/2019	1.562%		3,800	9	(99)	0	(90)

MYC	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.438%		20,500	(1,076)	1,339	263	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.488%		11,000	(284)	427	143	0
	Barrick Gold Corp.	1.000%	06/20/2018	0.786%		7,550	(263)	317	54	0
	Barrick Gold Corp.	1.000%	12/20/2018	1.033%		1,300	(53)	52	0	(1)
	Citigroup, Inc.	1.000%	12/20/2017	0.439%		3,000	(76)	123	47	0
	Ford Motor Co.	5.000%	03/20/2019	0.663%		2,250	419	(36)	383	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	2.053%		12,800	(217)	(316)	0	(533)
	Italy Government International Bond	1.000%	12/20/2018	0.802%		14,400	(938)	1,046	108	0

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Italy Government International Bond	1.000%	03/20/2019	0.832%	$	68,400	$134	$332	$466	$0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		30,100	(254)	438	184	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		12,200	(128)	191	63	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		40,600	75	27	102	0
	Mexico Government International Bond	1.000%	03/20/2018	0.897%		18,900	92	(28)	64	0
	Mexico Government International Bond	1.000%	06/20/2018	0.921%		25,000	231	(160)	71	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		21,200	(45)	47	2	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		8,950	35	(46)	0	(11)
	Petrobras International Finance Co.	1.000%	03/20/2018	6.400%		5,500	(249)	(527)	0	(776)
	Russian Railways	1.000%	03/20/2016	4.890%		700	(16)	(9)	0	(25)
	Spain Government International Bond	1.000%	12/20/2018	0.628%		46,800	(2,760)	3,411	651	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%		1,900	(17)	43	26	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%		102,300	479	935	1,414	0
	Spain Government International Bond	1.000%	09/20/2019	0.698%		24,500	363	(34)	329	0
	Spain Government International Bond	1.000%	12/20/2019	0.721%		58,000	251	505	756	0

RYL	Alcoa, Inc.	1.000%	06/20/2021	2.301%		2,600	(232)	43	0	(189)
	Comcast Corp.	1.000%	12/20/2015	0.035%		1,200	0	9	9	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	03/20/2016	0.465%		12,500	(48)	118	70	0

UAG	Ford Motor Credit Co. LLC	5.000%	09/20/2017	0.326%		900	106	(1)	105	0
	MetLife, Inc.	1.000%	12/20/2015	0.117%		7,500	(370)	421	51	0

							$(26,046)	$20,507	$29,294	$(34,833)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

		Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
Counterparty	Index/Tranches						Asset	Liability
CBK	MCDX-23 5-Year Index	1.000%	12/20/2019	$37,300	$ 291	$(119)	$172	$0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	23,400	170	(62)	108	0

MYC	MCDX-23 5-Year Index	1.000%	12/20/2019	3,800	27	(9)	18	0

					$ 488	$(190)	$298	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	167,800	$(212)	$(1,640)	$0	$(1,852)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		43,900	(67)	(323)	0	(390)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	13,500	(27)	1	0	(26)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		15,900	(4)	(244)	0	(248)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		13,100	0	(146)	0	(146)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019		21,000	107	(49)	58	0

BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	35,000	(53)	(258)	0	(311)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		28,300	(14)	(120)	0	(134)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	47,200	(79)	(656)	0	(735)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		90,400	(207)	(803)	0	(1,010)
	Pay	3-Month EUR-EXT-CPI Index	0.850%	12/15/2019		6,300	2	(20)	0	(18)

CBK	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/22/2019		13,000	(48)	(98)	0	(146)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		13,700	61	(24)	37	0
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021		7,750	0	(32)	0	(32)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	426,100	$(166)	$(4,538)	$0	$(4,704)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		407,800	(387)	(3,228)	0	(3,615)
	Pay	1-Year BRL-CDI	12.000%	01/04/2021		71,800	22	(466)	0	(444)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		45,600	(41)	(86)	0	(127)
	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018	EUR	5,800	(6)	20	14	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		12,700	8	(206)	0	(198)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		25,500	29	41	70	0
	Pay	3-Month USD-CPURNSA Index	1.540%	11/07/2016	$	11,000	0	(227)	0	(227)

FBF	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	111,500	(2)	(1,229)	0	(1,231)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		313,100	(485)	(2,290)	0	(2,775)

GLM	Pay	1-Year BRL-CDI	11.500%	01/04/2021		131,900	(131)	(1,325)	0	(1,456)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		36,000	76	95	171	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	31,300	116	(603)	0	(487)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019		48,800	(112)	(160)	0	(272)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		50,400	(51)	(512)	0	(563)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019		128,300	39	(629)	0	(590)
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021		8,400	0	(34)	0	(34)

HUS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	283,800	36	(3,170)	0	(3,134)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		62,700	(200)	(356)	0	(556)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		4,100	(2)	(10)	0	(12)

MYC	Pay	1-Year BRL-CDI	12.560%	01/04/2021		31,500	262	(223)	39	0
	Pay	3-Month EUR-EXT-CPI Index	0.350%	12/15/2017	EUR	6,950	1	27	28	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		7,800	4	(44)	0	(40)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		8,000	18	(18)	0	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	47,400	1	(971)	0	(970)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	55,100	(49)	(559)	0	(608)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		29,300	(122)	(137)	0	(259)
	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018	EUR	6,700	3	13	16	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		20,150	3	(108)	0	(105)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		13,000	8	(9)	0	(1)

							$(1,669)	$(25,354)	$433	$(27,456)

Total Swap Agreements							$(27,227)	$(5,037)	$30,025	$(62,289)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $102,628 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$8	$0	$0	$8	$(8)	$0	$0	$(8)	$0	$0	$0
BOA	9,066	14,528	4,175	27,769	(500)	(50,519)	(2,854)	(53,873)	(26,105)	31,599	5,494
BPS	386	0	456	842	(26)	(58)	(18,961)	(19,045)	(18,203)	17,674	(529)
BRC	0	0	3,690	3,690	(14)	(226)	(3,057)	(3,297)	393	(348)	45
CBK	140	948	5,073	6,161	(734)	(845)	(503)	(2,082)	4,079	(3,851)	228
DUB	600	2,365	4,775	7,740	0	(2,864)	(9,927)	(12,791)	(5,051)	6,629	1,578
FBF	12,732	1,266	1,274	15,272	(46)	(1,247)	(4,039)	(5,332)	9,940	(11,210)	(1,270)
GLM	2,606	6,387	171	9,164	(7,285)	(18,918)	(3,402)	(29,605)	(20,441)	21,206	765
GST	0	0	1,660	1,660	0	(83)	(6,948)	(7,031)	(5,371)	5,420	49
HUS	532	0	1,598	2,130	(0)	0	(6,766)	(6,766)	(4,636)	0	(4,636)
JPM	1,183	8,231	1,691	11,105	(8,058)	(8,011)	(2,314)	(18,383)	(7,278)	8,865	1,587
MSB	11,651	0	0	11,651	0	0	0	0	11,651	(11,220)	431
MYC	0	6,645	5,211	11,856	0	(18,119)	(2,356)	(20,475)	(8,619)	8,406	(213)
NGF	0	2,700	0	2,700	0	(2,657)	0	(2,657)	43	42	85
RBC	0	621	0	621	(1,436)	(632)	0	(2,068)	(1,447)	1,435	(12)
RYL	0	0	79	79	0	0	(189)	(189)	(110)	(25)	(135)
SCX	20	0	0	20	(20)	0	0	(20)	(0)	0	(0)
UAG	34,758	0	172	34,930	(2,040)	0	(973)	(3,013)	31,917	(34,161)	(2,244)

Total Over the Counter	$73,682	$43,691	$30,025	$147,398	$(20,167)	$(104,179)	$(62,289)	$(186,635)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$237	$237
Swap Agreements	0	1,795	0	0	2,414	4,209

	$0	$1,795	$0	$0	$2,651	$4,446

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73,682	$0	$73,682
Purchased Options	0	1	0	0	43,690	43,691
Swap Agreements	0	29,592	0	0	433	30,025

	$0	$29,593	$0	$73,682	$44,123	$147,398

	$0	$31,388	$0	$73,682	$46,774	$151,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,046	$6,046
Swap Agreements	0	40	0	0	9,972	10,012

	$0	$40	$0	$0	$16,018	$16,058

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,167	$0	$20,167
Written Options	0	398	0	41,819	61,962	104,179
Swap Agreements	0	34,833	0	0	27,456	62,289

	$0	$35,231	$0	$61,986	$89,418	$186,635

	$0	$35,271	$0	$61,986	$105,436	$202,693

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,752	$0	$0	$1,752
Written Options	0	0	1,318	0	8,078	9,396
Futures	0	0	(206)	0	(5,210)	(5,416)
Swap Agreements	0	184,282	0	0	(137,560)	46,722

	$0	$184,282	$2,864	$0	$(134,692)	$52,454

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118,071	$0	$118,071
Purchased Options	0	0	(3,017)	0	(41,732)	(44,749)
Written Options	0	20,355	1,872	453	58,873	81,553
Swap Agreements	0	51,877	0	0	20,761	72,638

	$0	$72,232	$(1,145)	$118,524	$37,902	$227,513

	$0	$256,514	$1,719	$118,524	$(96,790)	$279,967

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(922)	$(922)
Futures	0	0	0	0	(23,154)	(23,154)
Swap Agreements	0	(32,258)	0	0	(105,121)	(137,379)

	$0	$(32,258)	$0	$0	$(129,197)	$(161,455)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$64,055	$0	$64,055
Purchased Options	0	0	0	0	(20,329)	(20,329)
Written Options	0	(1,669)	0	(34,788)	17,169	(19,288)
Swap Agreements	0	(31,930)	0	0	(13,132)	(45,062)

	$0	$(33,599)	$0	$29,267	$(16,292)	$(20,624)

	$0	$(65,857)	$0	$29,267	$(145,489)	$(182,079)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$904,550	$329,631	$1,234,181
Corporate Bonds & Notes
Banking & Finance	0	5,976,587	25,814	6,002,401
Industrials	0	6,930,355	244,862	7,175,217
Utilities	0	3,395,204	22,333	3,417,537
Municipal Bonds & Notes
Arizona	0	3,524	0	3,524
California	0	663,431	0	663,431
Florida	0	9,173	0	9,173
Georgia	0	69,622	0	69,622
Illinois	0	25,659	0	25,659
Indiana	0	2,428	0	2,428
Iowa	0	4,751	0	4,751
Kentucky	0	470	0	470
Massachusetts	0	10,655	0	10,655
Mississippi	0	4,355	0	4,355
New Jersey	0	46,240	0	46,240
New York	0	247,132	0	247,132
North Carolina	0	3,441	0	3,441
Ohio	0	134,267	0	134,267
Pennsylvania	0	19,860	0	19,860
Tennessee	0	37,341	0	37,341
Texas	0	90,420	0	90,420
Washington	0	33	0	33
U.S. Government Agencies	0	8,678	0	8,678
U.S. Treasury Obligations	0	5,429,996	0	5,429,996
Mortgage-Backed Securities	0	4,719	0	4,719
Asset-Backed Securities	0	26,903	37,823	64,726
Sovereign Issues	0	257,995	0	257,995
Convertible Preferred Securities
Banking & Finance	0	24,649	0	24,649
Preferred Securities
Banking & Finance	25,194	24,861	0	50,055
Utilities	15,060	15,195	0	30,255

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Certificates of Deposit	$0	$45,651	$0	$45,651
Repurchase Agreements	0	4,931	0	4,931
U.S. Treasury Bills	0	89,356	0	89,356
	$40,254	$24,512,432	$660,463	$25,213,149

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$205,969	$0	$0	$205,969

Total Investments	$246,223	$24,512,432	$660,463	$25,419,118

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,068)	$0	$(1,068)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	237	4,209	0	4,446
Over the counter	0	147,398	0	147,398
	$237	$151,607	$0	$151,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,473)	(9,886)	0	(15,359)
Over the counter	0	(186,635)	0	(186,635)
	$(5,473)	$(196,521)	$0	$(201,994)

Totals	$240,987	$24,466,450	$660,463	$25,367,900

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$347,718	$(18,578)	$(26)	$(9)	$526	$0	$0	$329,631	$526
Corporate Bonds & Notes
Banking & Finance	23,955	27,861	(1,717)	(130)	(112)	2,526	0	(26,569)	25,814	1,815
Industrials	196,154	68,187	(34,332)	(825)	(198)	(8,864)	31,122	(6,382)	244,862	(9,346)
Utilities	0	0	0	0	(1)	0	22,334	0	22,333	0
Mortgage-Backed Securities	842	0	(82)	2	0	24	0	(786)	0	0
Asset-Backed Securities	32,077	6,927	(888)	10	0	(303)	0	0	37,823	(1)

	$253,028	$450,693	$(55,597)	$(969)	$(320)	$(6,091)	$53,456	$(33,737)	$660,463	$(7,006)

Financial Derivative Instruments - Liabilities
Over the counter	$(38)	$0	$0	$0	$0	$14	$0	$24	$0	$0

Totals	$252,990	$450,693	$(55,597)	$(969)	$(320)	$(6,077)	$53,456	$(33,713)	$660,463	$(7,006)

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$329,631	Benchmark Pricing	Base Price	99.30-101.38
Corporate Bonds & Notes
Banking & Finance	25,814	Benchmark Pricing	Base Price	102.67
Industrials	13,467	Indicative Market Quotation	Broker Quote	72.00
	231,395	Third Party Vendor	Broker Quote	103.43-118.25
Utilities	22,333	Third Party Vendor	Broker Quote	106.90
Asset-Backed Securities	35,812	Third Party Vendor	Broker Quote	99.88
	2,011	Benchmark Pricing	Base Price	100.54

Total	$660,463

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO Low Duration Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.2%

CORPORATE BONDS & NOTES 26.1%

BANKING & FINANCE 16.2%
American International Group, Inc.
3.375% due 08/15/2020	$1,150	$1,215
4.875% due 06/01/2022	448	510
5.600% due 10/18/2016	100	107
Banco do Brasil S.A.
3.875% due 10/10/2022	400	370
Bank of America Corp.
5.750% due 12/01/2017	200	220
6.875% due 04/25/2018	300	343
6.875% due 11/15/2018	1,600	1,858
7.625% due 06/01/2019	1,400	1,691
Bank of America N.A.
0.551% due 06/15/2016	500	498
0.571% due 06/15/2017	1,600	1,587
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.815% due 03/05/2018	1,950	1,954
Citigroup, Inc.
0.805% due 03/10/2017	3,200	3,199
8.500% due 05/22/2019	1,300	1,621
Credit Agricole S.A.
4.375% due 03/17/2025	700	709
Credit Suisse
3.000% due 10/29/2021	2,000	2,039
Ford Motor Credit Co. LLC
8.125% due 01/15/2020	2,250	2,814
Goldman Sachs Group, Inc.
7.500% due 02/15/2019	3,500	4,181
Intesa Sanpaolo SpA
3.125% due 01/15/2016	1,500	1,521
JPMorgan Chase & Co.
0.777% due 02/15/2017	1,500	1,503
1.212% due 01/23/2020	200	203
1.625% due 05/15/2018	200	199
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	2,600	2,881
Lloyds Bank PLC
2.400% due 03/17/2020	1,350	1,363
Morgan Stanley
7.300% due 05/13/2019	2,500	2,994
Qatari Diar Finance Co.
3.500% due 07/21/2015	100	101
5.000% due 07/21/2020	2,300	2,593
QNB Finance Ltd.
3.375% due 02/22/2017	3,500	3,627
Rabobank Group
3.950% due 11/09/2022	3,250	3,370
Sumitomo Mitsui Banking Corp.
0.834% due 01/16/2018	700	702
Synchrony Financial
1.485% due 02/03/2020	1,450	1,458
U.S. Bank N.A.
0.556% due 01/26/2018	2,100	2,106
UBS AG
0.969% due 03/26/2018	1,500	1,502
Waha Aerospace BV
3.925% due 07/28/2020	1,650	1,735
Wells Fargo & Co.
0.935% due 01/30/2020	5,050	5,082

		57,856

INDUSTRIALS 8.0%
Actavis Funding SCS
3.000% due 03/12/2020	850	872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alibaba Group Holding Ltd.
2.500% due 11/28/2019	$2,500	$2,504
Altria Group, Inc.
4.750% due 05/05/2021	1,000	1,118
10.200% due 02/06/2039	97	172
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	1,300	1,325
Amgen, Inc.
3.450% due 10/01/2020	1,050	1,109
3.875% due 11/15/2021	450	485
CC Holdings GS LLC
3.849% due 04/15/2023	3,160	3,205
CNOOC Finance Ltd.
3.000% due 05/09/2023	3,800	3,718
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	633	670
Enterprise Products Operating LLC
2.550% due 10/15/2019	350	355
Microsoft Corp.
2.375% due 02/12/2022	1,250	1,260
Oracle Corp.
3.875% due 07/15/2020	1,248	1,369
Southwestern Energy Co.
4.100% due 03/15/2022	100	99
7.500% due 02/01/2018	2,900	3,277
ST Engineering Financial Ltd.
4.800% due 07/16/2019	6,152	6,854

		28,392

UTILITIES 1.9%
BP Capital Markets PLC
3.245% due 05/06/2022	690	712
Petroleos Mexicanos
5.500% due 01/21/2021	600	662
Progress Energy, Inc.
4.400% due 01/15/2021	302	333
Qtel International Finance Ltd.
4.750% due 02/16/2021	1,300	1,435
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	500	544
Verizon Communications, Inc.
2.021% due 09/14/2018	100	104
2.625% due 02/21/2020	2,000	2,038
3.650% due 09/14/2018	400	425
4.500% due 09/15/2020	300	332

		6,585

Total Corporate Bonds & Notes (Cost $91,894)		92,833

MUNICIPAL BONDS & NOTES 0.7%

WASHINGTON 0.7%
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	2,500	2,566

Total Municipal Bonds & Notes (Cost $2,500)		2,566

U.S. GOVERNMENT AGENCIES 8.7%
Fannie Mae
1.875% due 09/18/2018	5,000	5,126
3.980% due 07/01/2021	2,300	2,554
5.500% due 04/01/2034 - 04/01/2039	1,841	2,082
Freddie Mac
1.000% due 03/08/2017	16,000	16,116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 10/02/2019	$5,000	$4,960

Total U.S. Government Agencies (Cost $30,559)		30,838

U.S. TREASURY OBLIGATIONS 36.8%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2019	2,494	2,544
0.125% due 07/15/2022	11,689	11,830
0.375% due 07/15/2023	3,917	4,023
U.S. Treasury Notes
0.250% due 09/15/2015	62,800	62,829
0.875% due 01/15/2018	50,000	50,051

Total U.S. Treasury Obligations (Cost $130,407)		131,277

ASSET-BACKED SECURITIES 1.9%
Citibank Credit Card Issuance Trust
0.605% due 09/10/2020	1,000	1,004
Navient Student Loan Trust
0.514% due 09/26/2022	1,100	1,101
SLM Student Loan Trust
0.256% due 07/25/2017	94	94
0.471% due 03/15/2019	823	822
0.874% due 01/25/2029	1,335	1,341
1.756% due 04/25/2023	1,695	1,740
South Carolina Student Loan Corp.
1.012% due 03/02/2020	787	789

Total Asset-Backed Securities (Cost $6,879)		6,891

SOVEREIGN ISSUES 3.1%
Export-Import Bank of Korea
1.121% due 09/17/2016	700	703
1.250% due 11/20/2015	200	201
4.375% due 09/15/2021	700	782
5.000% due 04/11/2022	1,700	1,973
5.125% due 06/29/2020	100	115
Korea Development Bank
1.500% due 01/22/2018	4,000	3,986
Mexico Government International Bond
5.125% due 01/15/2020	850	955
Qatar Government International Bond
5.250% due 01/20/2020	2,100	2,386

Total Sovereign Issues (Cost $10,980)		11,101

SHORT-TERM INSTRUMENTS 3.9%

CERTIFICATES OF DEPOSIT 3.8%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015	3,400	3,398
Intesa Sanpaolo SpA
1.632% due 04/11/2016	1,900	1,906
Natixis Bank
0.580% due 05/11/2015	3,500	3,501
Sumitomo Mitsui Banking Corp.
0.553% due 04/29/2016	4,600	4,600

		13,405

REPURCHASE AGREEMENTS (b) 0.1%
		524

Total Short-Term Instruments (Cost $13,939)		13,929

Total Investments in Securities (Cost $287,158)		289,435

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 18.4%

SHORT-TERM INSTRUMENTS 18.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.4%
PIMCO Short-Term Floating NAV Portfolio III	6,601,250	$65,465

Total Short-Term Instruments (Cost $65,454)		65,465

Total Investments in Affiliates (Cost $65,454)		65,465

Total Investments 99.6% (Cost $352,612)		$354,900

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $(7))		(131)

Other Assets and Liabilities, net 0.4%		1,715

Net Assets 100.0%		$356,484

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$524	Freddie Mac 2.080% due 10/17/2022	$(537)	$524	$524

Total Repurchase Agreements						$(537)	$524	$524

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,579 at a weighted average interest rate of (0.042%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$524	$0	$0	$0	$524	$(537)	$(13)

Total Borrowings and Other Financing Transactions	$524	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2017	157	$(36)	$0	$(20)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	101	(221)	0	(31)

Total Futures Contracts				$(257)	$0	$(51)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/17/2025	$5,400	$(331)	$(19)	$0	$(12)

Total Swap Agreements					$(331)	$(19)	$0	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $556 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(51)	$(12)	$(63)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

AS OF MARCH 31, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	15	$(1)
Sales	0	0
Closing Buys	(15)	1
Expirations	0	0
Exercised	0	0

Balance at End of Period	0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2020	0.586%	$ 1,200	$23	$1	$24	$0
	Philippines Government International Bond	1.000%	06/20/2019	0.698%	400	0	5	5	0

DUB	Brazil Government International Bond	1.000%	09/20/2022	3.098%	400	(23)	(30)	0	(53)
	China Government International Bond	1.000%	12/20/2019	0.827%	800	6	1	7	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%	1,900	34	(1)	33	0

GST	Brazil Government International Bond	1.000%	06/20/2019	2.531%	700	(21)	(21)	0	(42)

HUS	Brazil Government International Bond	1.000%	09/20/2022	3.098%	500	(30)	(36)	0	(66)

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	300	2	0	2	0

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Philippines Government International Bond	1.000%	06/20/2019	0.698%	$ 1,700	$2	$20	$22	$0

						$(7)	$(61)	$93	$(161)

Total Swap Agreements						$(7)	$(61)	$93	$(161)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BRC	$0	$0	$29	$29	$0	$0	$0	$0	$29	$0	$29
DUB	0	0	40	40	0	0	(53)	(53)	(13)	0	(13)
GST	0	0	0	0	0	0	(42)	(42)	(42)	0	(42)
HUS	0	0	0	0	0	0	(66)	(66)	(66)	0	(66)
JPM	0	0	24	24	0	0	0	0	24	0	24

Total Over the Counter	$0	$0	$93	$93	$0	$0	$(161)	$(161)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$93	$0	$0	$0	$93

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$63	$63

Over the counter
Swap Agreements	$0	$161	$0	$0	$0	$161

	$0	$161	$0	$0	$63	$224

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(582)	(582)
Swap Agreements	0	0	0	0	(1,858)	(1,858)

	$0	$0	$0	$0	$(2,439)	$(2,439)

Over the counter
Swap Agreements	$0	$255	$0	$0	$0	$255

	$0	$255	$0	$0	$(2,439)	$(2,184)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(222)	(222)
Swap Agreements	0	0	0	0	(19)	(19)

	$0	$0	$0	$0	$(242)	$(242)

Over the counter
Swap Agreements	$0	$(91)	$0	$0	$0	$(91)

	$0	$(91)	$0	$0	$(242)	$(333)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$57,856	$0	$57,856
Industrials	0	27,722	670	28,392
Utilities	0	6,585	0	6,585
Municipal Bonds & Notes
Washington	0	2,566	0	2,566
U.S. Government Agencies	0	30,838	0	30,838
U.S. Treasury Obligations	0	131,277	0	131,277
Asset-Backed Securities	0	6,891	0	6,891
Sovereign Issues	0	11,101	0	11,101
Short-Term Instruments
Certificates of Deposit	0	13,405	0	13,405
Repurchase Agreements	0	524	0	524
	$0	$288,765	$670	$289,435

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,465	$0	$0	$65,465

Total Investments	$65,465	$288,765	$670	$354,900

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$93	$0	$93

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(51)	(12)	0	(63)
Over the counter	0	(161)	0	(161)
	$(51)	$(173)	$0	$(224)

Totals	$65,414	$288,685	$670	$354,769

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Portfolio

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

CORPORATE BONDS & NOTES 32.5%

BANKING & FINANCE 20.8%
Abbey National Treasury Services PLC
0.780% due 03/13/2017	$5,400	$5,404
4.000% due 04/27/2016	200	206
AIA Group Ltd.
3.125% due 03/13/2023	1,600	1,622
American Express Bank FSB
6.000% due 09/13/2017	615	682
American Express Credit Corp.
0.747% due 08/15/2019	5,200	5,183
Bank of America Corp.
5.650% due 05/01/2018	2,700	2,997
5.750% due 12/01/2017	100	110
6.875% due 04/25/2018	500	572
7.625% due 06/01/2019	2,100	2,537
Bank of America N.A.
0.571% due 06/15/2017	400	397
Barclays Bank PLC
5.125% due 01/08/2020	1,000	1,138
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020	2,400	2,580
BNP Paribas S.A.
5.000% due 01/15/2021	2,000	2,270
Citigroup, Inc.
1.216% due 07/25/2016	2,100	2,112
6.125% due 05/15/2018	4,500	5,068
Corp. Andina de Fomento
3.750% due 01/15/2016	74	76
5.125% due 05/05/2015	44	44
5.750% due 01/12/2017	36	39
8.125% due 06/04/2019	85	105
Credit Agricole S.A.
4.375% due 03/17/2025	1,100	1,114
Credit Suisse
3.000% due 10/29/2021	4,000	4,078
Ford Motor Credit Co. LLC
1.500% due 01/17/2017	1,100	1,103
3.000% due 06/12/2017	1,700	1,753
3.984% due 06/15/2016	200	206
8.125% due 01/15/2020	800	1,001
Goldman Sachs Group, Inc.
1.417% due 04/23/2020	1,800	1,825
5.250% due 07/27/2021	1,250	1,423
6.250% due 09/01/2017	1,500	1,664
HDFC Bank Ltd.
3.000% due 03/06/2018	1,800	1,838
HSBC Finance Corp.
6.676% due 01/15/2021	2,500	2,972
JPMorgan Chase & Co.
1.212% due 01/23/2020	400	406
4.250% due 10/15/2020	200	218
4.400% due 07/22/2020	700	769
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	5,900	6,538
Lloyds Bank PLC
2.400% due 03/17/2020	1,950	1,969
Morgan Stanley
5.500% due 07/24/2020	3,000	3,445
Murray Street Investment Trust
4.647% due 03/09/2017	1,100	1,166
Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	4,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
3.125% due 11/16/2015	$2,500	$2,541
3.375% due 02/22/2017	2,700	2,798
Rabobank Group
3.950% due 11/09/2022	5,250	5,444
Simon Property Group LP
3.375% due 10/01/2024	5,800	5,958
Sumitomo Mitsui Banking Corp.
0.684% due 01/10/2017	5,800	5,805
0.834% due 01/16/2018	850	853
UBS AG
0.897% due 08/14/2019	5,800	5,841
Waha Aerospace BV
3.925% due 07/28/2020	110	116
Wells Fargo & Co.
0.935% due 01/30/2020	7,050	7,095

		107,139

INDUSTRIALS 9.4%
AbbVie, Inc.
1.200% due 11/06/2015	500	501
2.900% due 11/06/2022	1,000	996
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	1,323	1,349
5.000% due 03/30/2020	300	341
American Airlines Pass-Through Trust
5.250% due 07/31/2022	361	392
Amgen, Inc.
3.450% due 10/01/2020	500	528
3.875% due 11/15/2021	1,100	1,185
Baidu, Inc.
2.750% due 06/09/2019	5,300	5,365
CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,014
Celgene Corp.
1.900% due 08/15/2017	1,200	1,216
CNOOC Finance Ltd.
3.000% due 05/09/2023	5,700	5,578
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	568	595
4.750% due 07/12/2022	639	686
9.000% due 01/08/2018	1,215	1,315
Energy Transfer Partners LP
6.700% due 07/01/2018	510	579
Enterprise Products Operating LLC
2.550% due 10/15/2019	2,500	2,536
General Electric Co.
2.700% due 10/09/2022	1,591	1,621
Google, Inc.
3.625% due 05/19/2021	1,200	1,308
Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,580
6.850% due 02/15/2020	700	818
9.000% due 02/01/2019	400	488
Microsoft Corp.
2.375% due 02/12/2022	1,850	1,865
NBCUniversal Media LLC
4.375% due 04/01/2021	1,200	1,339
Noble Holding International Ltd.
3.450% due 08/01/2015	400	402
Oracle Corp.
3.400% due 07/08/2024	1,500	1,578
Philip Morris International, Inc.
3.600% due 11/15/2023	1,000	1,060
Reynolds American, Inc.
4.850% due 09/15/2023	600	664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Energy Co.
4.100% due 03/15/2022	$300	$296
7.500% due 02/01/2018	4,100	4,634
ST Engineering Financial Ltd.
4.800% due 07/16/2019	4,810	5,358
Sunoco, Inc.
5.750% due 01/15/2017	500	535
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	250	252
UnitedHealth Group, Inc.
3.875% due 10/15/2020	427	468

		48,442

UTILITIES 2.3%
BP Capital Markets PLC
3.245% due 05/06/2022	3,000	3,094
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	100	117
Pacific Gas & Electric Co.
3.250% due 09/15/2021	75	79
3.250% due 06/15/2023	373	386
Petroleos Mexicanos
5.500% due 01/21/2021	2,500	2,756
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	248	267
Verizon Communications, Inc.
2.625% due 02/21/2020	900	917
3.000% due 11/01/2021	3,300	3,372
4.500% due 09/15/2020	500	553

		11,541

Total Corporate Bonds & Notes (Cost $165,201)		167,122

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.4%
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	800	926
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
5.035% due 05/15/2021	700	803
University of California Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 05/15/2037	500	532

		2,261

ILLINOIS 0.1%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	622

NEW YORK 0.3%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,031
New York State Housing Finance Agency Revenue Notes, Series 2009
4.911% due 03/15/2019	500	558

		1,589

OHIO 0.0%
Cincinnati Water System Revenue, Ohio Revenue Bonds, (BABs), Series 2009
6.458% due 12/01/2034	100	116

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	127

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
4.000% due 01/01/2017	$200	$212
5.000% due 01/01/2016	200	207

		419

TEXAS 0.5%
Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,351

Total Municipal Bonds & Notes (Cost $7,178)		7,358

U.S. GOVERNMENT AGENCIES 28.3%
Fannie Mae
1.625% due 01/21/2020	39,000	39,217
2.500% due 04/01/2045	11,000	10,879
3.000% due 04/01/2043 - 04/01/2045	10,788	11,035
3.500% due 05/01/2030 - 05/01/2045	13,000	13,694
3.820% due 09/01/2021	1,960	2,152
3.980% due 07/01/2021	2,500	2,776
5.000% due 04/01/2045 - 05/01/2045	16,000	17,787
5.500% due 04/01/2045 - 05/01/2045	11,000	12,395
Freddie Mac
1.250% due 08/01/2019	1,100	1,099
3.500% due 06/01/2044	892	937
Ginnie Mae
3.500% due 04/01/2045 - 05/01/2045	12,000	12,623
4.000% due 04/01/2045 - 05/01/2045	20,000	21,298

Total U.S. Government Agencies (Cost $144,879)		145,892

U.S. TREASURY OBLIGATIONS 25.0%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2019	24,939	25,439
0.125% due 07/15/2022	7,928	8,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2023	$9,743	$10,005
2.375% due 01/15/2025	496	602
U.S. Treasury Notes
0.250% due 09/15/2015	19,100	19,109
1.500% due 08/31/2018	61,100	62,036
1.625% due 07/31/2019	3,700	3,755

Total U.S. Treasury Obligations (Cost $126,764)		128,970

ASSET-BACKED SECURITIES 1.2%
Ally Auto Receivables Trust/Lease
0.930% due 10/20/2016	1,400	1,400
Citibank Credit Card Issuance Trust
0.605% due 09/10/2020	1,550	1,556
Navient Student Loan Trust
0.514% due 09/26/2022	1,550	1,550
Toyota Auto Receivables Owner Trust
0.710% due 07/17/2017	1,500	1,501

Total Asset-Backed Securities (Cost $6,005)		6,007

SOVEREIGN ISSUES 2.5%
Export-Import Bank of Korea
4.000% due 01/29/2021	2,000	2,175
4.375% due 09/15/2021	900	1,005
5.000% due 04/11/2022	3,400	3,946
5.125% due 06/29/2020	900	1,032
Mexico Government International Bond
6.050% due 01/11/2040	200	248
Panama Government International Bond
9.375% due 04/01/2029	1,500	2,303
Poland Government International Bond
5.125% due 04/21/2021	76	87
6.375% due 07/15/2019	180	212
Republic of Korea
7.125% due 04/16/2019	1,400	1,693

Total Sovereign Issues (Cost $11,986)		12,701

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 3.1%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015	5,400	5,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
1.650% due 04/07/2015	$5,400	$5,400
Natixis Bank
0.597% due 05/11/2015	5,100	5,101

		15,898

REPURCHASE AGREEMENTS (b) 0.1%
		515

SHORT-TERM NOTES 6.6%
Freddie Mac
0.132% due 05/12/2015	34,100	34,095

Total Short-Term Instruments (Cost $50,513)		50,508

Total Investments in Securities (Cost $512,526)		518,558

	SHARES
INVESTMENTS IN AFFILIATES 17.7%

SHORT-TERM INSTRUMENTS 17.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.7%
PIMCO Short-Term Floating NAV Portfolio III	9,173,064	90,969

Total Short-Term Instruments (Cost $90,950)		90,969

Total Investments in Affiliates (Cost $90,950)		90,969

Total Investments 118.4% (Cost $603,476)		$609,527

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $(32))		(143)

Other Assets and Liabilities, net (18.4%)		(94,626)

Net Assets 100.0%		$514,758

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$515	Freddie Mac 2.080% due 10/17/2022	$(528)	$515	$515

Total Repurchase Agreements						$(528)	$515	$515

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,799 at a weighted average interest rate of (0.808%).

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$515	$0	$0	$0	$515	$(528)	$(13)

Master Securities Forward Transaction Agreement
FOB	0	0	0	0	0	(60)	(60)
MSC	0	0	0	0	0	(380)	(380)
SAL	0	0	0	0	0	(86)	(86)

Total Borrowings and Other Financing Transactions	$515	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$17,400	$296	$6	$4	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	3,000	55	(1)	0	0

				$351	$5	$4	$0

Total Swap Agreements				$351	$5	$4	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $574 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	129

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

AS OF MARCH 31, 2015 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	23	$(2)
Sales	0	0
Closing Buys	(23)	2
Expirations	0	0
Exercised	0	0

Balance at End of Period	0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	12/20/2019	0.913%	$1,300	$(2)	$8	$6	$0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2020	0.586%	600	12	0	12	0

GST	Mexico Government International Bond	1.000%	06/20/2019	1.072%	100	1	(1)	0	0

JPM	Brazil Government International Bond	1.000%	09/20/2019	2.609%	2,500	(44)	(122)	0	(166)
	China Government International Bond	1.000%	12/20/2019	0.827%	200	1	0	1	0

						$(32)	$(115)	$19	$(166)

Total Swap Agreements						$(32)	$(115)	$19	$(166)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
BRC	0	0	12	12	0	0	0	0	12	0	12
JPM	0	0	1	1	0	0	(166)	(166)	(165)	0	(165)

Total Over the Counter	$0	$0	$19	$19	$0	$0	$(166)	$(166)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$0	$4

Over the counter
Swap Agreements	$0	$19	$0	$0	$0	$19

	$0	$23	$0	$0	$0	$23

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$166	$0	$0	$0	$166

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(276)	(276)
Swap Agreements	0	336	0	0	(2,308)	(1,972)

	$0	$336	$0	$0	$(2,583)	$(2,247)

Over the counter
Swap Agreements	$0	$161	$0	$0	$0	$161

	$0	$497	$0	$0	$(2,583)	$(2,086)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	104	104
Swap Agreements	0	(34)	0	0	0	(34)

	$0	$(34)	$0	$0	$103	$69

Over the counter
Swap Agreements	$0	$(188)	$0	$0	$0	$(188)

	$0	$(222)	$0	$0	$103	$(119)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	131

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$107,139	$0	$107,139
Industrials	0	45,454	2,988	48,442
Utilities	0	11,541	0	11,541
Municipal Bonds & Notes
California	0	2,261	0	2,261
Illinois	0	622	0	622
New York	0	1,589	0	1,589
Ohio	0	116	0	116
Pennsylvania	0	419	0	419
Texas	0	2,351	0	2,351
U.S. Government Agencies	0	145,892	0	145,892
U.S. Treasury Obligations	0	128,970	0	128,970
Asset-Backed Securities	0	4,607	1,400	6,007
Sovereign Issues	0	12,701	0	12,701
Short-Term Instruments
Certificates of Deposit	0	15,898	0	15,898
Repurchase Agreements	0	515	0	515
Short-Term Notes	0	34,095	0	34,095
	$0	$514,170	$4,388	$518,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$90,969	$0	$0	$90,969

Total Investments	$90,969	$514,170	$4,388	$609,527

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4	0	4
Over the counter	0	19	0	19
	$0	$23	$0	$23

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(166)	$0	$(166)

Totals	$90,969	$514,027	$4,388	$609,384

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Portfolio

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.2%

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,530	$1,813

Total Corporate Bonds & Notes (Cost $1,530)		1,813

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.1%
Ennis Economic Development Corp., Texas Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	2,591

Total Municipal Bonds & Notes (Cost $3,731)		2,591

U.S. GOVERNMENT AGENCIES 127.7%
Fannie Mae
0.000% due 08/25/2022 (b)	4	4
0.234% due 07/25/2037	2,226	2,161
0.236% due 12/25/2036	794	793
0.374% due 10/27/2037	46,190	45,610
0.393% due 09/26/2033	25	25
0.394% due 07/25/2032	326	318
0.434% due 06/25/2032	3	3
0.454% due 10/25/2033 - 04/25/2035	412	410
0.474% due 12/25/2028	17	17
0.534% due 02/25/2033	28	27
0.574% due 06/25/2029 - 06/25/2032	208	210
0.577% due 04/18/2028	47	47
0.627% due 10/18/2030	49	50
0.674% due 06/25/2030 - 12/25/2040	175	177
0.677% due 09/18/2027	89	91
0.724% due 06/25/2018	1	1
0.824% due 06/25/2022 - 09/25/2023	45	45
1.074% due 04/25/2032 - 04/25/2037	9,301	9,501
1.274% due 05/25/2023	21	22
1.321% due 08/01/2042 - 10/01/2044	3,057	3,131
1.328% due 10/01/2044	301	308
1.341% due 03/01/2035	229	244
1.474% due 11/25/2021	13	13
1.521% due 10/01/2030 - 12/01/2040	471	490
1.625% due 06/01/2017 - 08/01/2017	26	26
1.645% due 07/01/2030	22	22
1.730% due 10/01/2016	6	6
1.781% due 03/01/2035	105	110
1.866% due 06/01/2023 - 05/01/2035	160	168
1.875% due 07/01/2017 - 04/01/2033	145	149
1.910% due 09/01/2035	546	576
1.936% due 10/01/2023	12	12
1.940% due 07/01/2017 - 11/01/2017	2	2
1.942% due 10/01/2016 - 10/01/2031	44	44
1.947% due 09/01/2035	933	992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.978% due 11/01/2035	$17	$18
1.991% due 02/01/2021	22	22
1.998% due 11/01/2017	4	4
2.000% due 07/01/2028 - 04/01/2030	29,000	29,062
2.025% due 03/01/2018	1	1
2.042% due 11/01/2035	523	551
2.055% due 04/01/2022	29	30
2.075% due 04/01/2019	12	12
2.084% due 07/01/2035	309	328
2.087% due 07/01/2027	11	11
2.122% due 01/01/2035	264	281
2.125% due 08/01/2023 - 08/01/2035	637	672
2.137% due 07/01/2035	101	108
2.162% due 02/01/2034	156	167
2.165% due 07/01/2034	219	233
2.170% due 06/01/2019	3	3
2.183% due 03/01/2025	9	10
2.194% due 05/25/2035	347	362
2.197% due 10/01/2035	142	151
2.200% due 11/01/2026	83	84
2.201% due 02/01/2032	239	247
2.223% due 02/01/2026	6	6
2.230% due 10/01/2028 - 04/01/2030	21	21
2.238% due 03/01/2035	231	246
2.245% due 11/01/2025	22	24
2.250% due 06/01/2026	7	7
2.254% due 08/01/2029	38	40
2.264% due 11/01/2025	88	93
2.265% due 05/01/2029	14	14
2.270% due 09/01/2028	1	1
2.277% due 07/01/2032	21	22
2.295% due 12/01/2035	52	56
2.300% due 12/01/2031 - 02/01/2035	140	150
2.301% due 02/01/2027	45	47
2.306% due 06/01/2035	41	43
2.316% due 04/01/2030	9	10
2.325% due 11/01/2023 - 01/01/2030	8	8
2.330% due 04/01/2030 - 11/01/2031	76	78
2.339% due 05/01/2026	15	16
2.340% due 09/01/2031	18	19
2.354% due 03/01/2023	8,123	8,221
2.356% due 01/25/2022 (a)	25,922	2,804
2.359% due 05/01/2030	30	31
2.370% due 03/01/2024	15	15
2.385% due 06/01/2035	2,532	2,707
2.389% due 06/01/2032	206	218
2.393% due 10/01/2035	81	86
2.395% due 06/01/2029 - 04/01/2032	132	135
2.400% due 03/01/2030	103	106
2.402% due 09/01/2030	18	18
2.435% due 09/01/2034	259	278
2.440% due 01/01/2026	113	118
2.449% due 07/01/2024	1	1
2.500% due 02/01/2028 - 02/01/2043	135,000	138,631
2.503% due 05/01/2027	33	34
2.527% due 04/01/2035 - 05/01/2036	203	216
2.539% due 09/01/2017	50	52
2.610% due 02/01/2026 - 12/01/2029	30	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.624% due 12/01/2027	$16	$16
2.625% due 12/01/2023	25	25
2.680% due 04/01/2020	47	47
2.720% due 02/01/2024	83	84
2.750% due 06/01/2017	2	2
2.866% due 12/01/2017	24	25
2.921% due 02/01/2017	33	33
2.922% due 08/01/2029	14	14
3.000% due 08/01/2029 - 05/01/2045	176,689	181,978
3.179% due 09/01/2027	1	1
3.195% due 02/01/2025	31	32
3.270% due 05/01/2036	13	14
3.500% due 06/01/2020 - 05/01/2045	211,987	223,077
3.522% due 10/25/2042	3,630	3,198
3.538% due 08/01/2026	8	9
3.569% due 05/01/2036	10	10
3.573% due 06/01/2029	4	5
3.645% due 02/01/2030	193	205
3.800% due 08/01/2025	3,178	3,502
3.813% due 05/01/2036	22	23
3.845% due 02/01/2031	73	75
4.000% due 07/01/2018 - 04/01/2045	283,323	305,983
4.079% due 11/01/2028	106	114
4.226% due 11/01/2028	273	293
4.250% due 01/01/2026	1	1
4.278% due 08/01/2028	86	92
4.314% due 01/25/2017 (a)	55,971	877
4.365% due 02/01/2028	107	115
4.500% due 06/01/2018 - 06/01/2045	182,003	198,055
4.520% due 09/01/2034	43	46
4.521% due 09/01/2035	28	30
4.524% due 01/01/2028	5	5
4.629% due 01/01/2030	159	164
4.706% due 02/01/2031	208	221
4.823% due 11/01/2035	1,724	1,847
4.875% due 05/01/2019	6	6
4.941% due 07/01/2024	1	1
4.942% due 01/01/2029	16	17
5.000% due 11/01/2015 - 05/01/2045	65,065	71,825
5.136% due 05/01/2035	314	333
5.143% due 12/01/2035	123	130
5.182% due 11/01/2035	64	68
5.219% due 12/01/2030	210	222
5.479% due 02/01/2031	90	95
5.500% due 11/01/2020 - 04/01/2045	54,269	61,698
5.506% due 09/01/2020	7	8
5.700% due 08/01/2018	300	314
5.758% due 02/01/2036	96	103
5.976% due 07/25/2042 - 08/25/2042 (a)	35,852	7,301
6.000% due 03/25/2017 - 11/01/2040	111,802	127,611
6.290% due 02/25/2029	257	278
6.300% due 06/25/2031 - 10/17/2038	3,723	4,301
6.500% due 06/01/2015 - 05/01/2040	28,586	33,350
6.589% due 10/25/2031	12	13
6.850% due 12/18/2027	504	590
6.875% due 02/01/2018	17	17
7.000% due 01/01/2016 - 09/01/2032	908	1,026

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	133

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 03/25/2023 - 07/25/2041	$1,320	$1,521
7.730% due 01/01/2025	727	768
7.800% due 10/25/2022 - 06/25/2026	45	51
8.000% due 06/01/2015 - 05/01/2032	36	45
8.500% due 11/01/2017	11	12
8.516% due 06/25/2032	34	34
8.750% due 11/25/2019 - 06/25/2021	57	64
9.000% due 03/25/2021 - 11/01/2025	39	44
9.000% due 05/25/2022 - 06/25/2022 (a)	15	3
9.500% due 11/25/2020 - 04/01/2025	125	139
11.537% due 11/25/2043	6,943	7,184
14.484% due 06/25/2042	2,053	2,435
Farmer Mac
8.319% due 04/25/2030	225	223
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	2,186	2,180
Federal Housing Administration
6.875% due 12/01/2016	27	26
6.896% due 07/01/2020	87	85
7.430% due 02/01/2020 - 05/01/2024	1,748	1,718
7.450% due 05/01/2021	600	587
Freddie Mac
0.375% due 03/15/2031	150	151
0.414% due 07/25/2031	40	39
0.424% due 05/25/2031	190	187
0.425% due 07/15/2034	37	37
0.454% due 09/25/2031	196	184
0.525% due 12/15/2029	130	131
0.625% due 03/15/2024 - 12/15/2031	423	428
0.675% due 05/15/2023 - 10/15/2040	53	53
0.725% due 03/15/2032	2	2
0.775% due 08/15/2035	1,822	1,845
1.027% due 01/25/2020 (a)	60,718	2,491
1.048% due 11/25/2022 (a)	31,862	2,056
1.125% due 04/15/2031	1,409	1,453
1.175% due 06/15/2031	105	109
1.242% due 04/25/2021 (a)	101,979	6,439
1.250% due 10/02/2019 (j)	37,780	37,482
1.374% due 11/25/2019 (a)	83,707	4,684
1.375% due 07/15/2027	689	716
1.389% due 11/25/2019 (a)	58,918	3,072
1.625% due 01/01/2017 - 10/01/2024	5	5
1.655% due 11/25/2016	6,600	6,675
1.750% due 02/01/2017	1	1
1.842% due 10/01/2023	301	316
1.901% due 07/01/2030	112	115
1.942% due 05/01/2017 - 09/01/2018	39	40
2.020% due 12/01/2035	1,303	1,386
2.085% due 04/01/2025	22	22
2.125% due 10/01/2035	383	408
2.180% due 10/01/2018	1	1
2.186% due 08/01/2018	17	17
2.192% due 03/01/2033	141	150
2.200% due 10/01/2027	14	15
2.230% due 10/01/2036	330	352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 12/01/2018 - 08/01/2029	$96	$99
2.252% due 06/01/2022	21	21
2.256% due 11/01/2027 - 03/01/2035	318	326
2.262% due 01/01/2028	24	25
2.270% due 07/01/2019	11	11
2.308% due 11/01/2027	3	3
2.310% due 04/01/2029	21	22
2.319% due 09/01/2028	17	18
2.325% due 09/01/2027	31	32
2.332% due 06/01/2024	12	13
2.336% due 09/01/2026	125	130
2.339% due 06/01/2022	2	2
2.348% due 12/01/2032	83	87
2.351% due 04/01/2031	3	3
2.356% due 08/01/2031	12	12
2.361% due 07/01/2024	41	41
2.365% due 10/01/2023	33	34
2.371% due 02/01/2029	109	114
2.372% due 07/01/2035	509	544
2.375% due 08/01/2031 - 03/01/2033	69	73
2.394% due 08/01/2027	8	8
2.398% due 02/01/2031	3	3
2.402% due 11/01/2029	834	880
2.407% due 06/01/2028	43	46
2.422% due 03/01/2032	44	47
2.437% due 07/01/2029	16	17
2.438% due 07/01/2028	198	207
2.448% due 11/01/2034	233	250
2.450% due 05/01/2019	5	5
2.460% due 12/01/2026	8	8
2.468% due 10/01/2024	64	67
2.475% due 05/01/2032	6	6
2.478% due 12/01/2029	106	111
2.482% due 07/01/2027 - 11/01/2027	74	77
2.500% due 04/01/2019	10	10
2.500% due 12/15/2027 (a)	12,346	1,157
2.515% due 05/01/2032	454	474
2.518% due 02/01/2027	284	296
2.526% due 08/01/2030	4	4
2.532% due 04/01/2036	464	498
2.538% due 02/01/2029	49	50
2.544% due 07/01/2030 - 05/01/2032	40	42
2.554% due 09/01/2024	16	17
2.560% due 10/01/2027	21	23
2.624% due 03/01/2027	5	5
2.639% due 02/01/2027	31	31
2.750% due 06/15/2026	27,171	27,862
2.918% due 08/15/2032	355	371
3.000% due 02/15/2041 - 04/01/2045	91,552	93,362
3.073% due 03/01/2029	49	52
3.500% due 09/01/2020 - 04/01/2045	68,879	72,365
3.500% due 08/15/2026 (a)	2,235	426
4.000% due 03/15/2023 - 05/01/2045	107,273	114,547
4.500% due 06/01/2018 - 05/01/2045	61,020	66,807
5.000% due 04/01/2018 - 08/01/2041	113,356	125,749
5.124% due 08/01/2035	173	185
5.500% due 11/01/2018 - 06/01/2041	102,672	115,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/01/2017 - 05/01/2040	$17,574	$19,996
6.250% due 12/15/2028	395	446
6.500% due 08/01/2016 - 10/25/2043	6,457	7,424
7.000% due 11/15/2020 - 12/01/2032	406	461
7.000% due 10/25/2023 (a)	35	7
7.400% due 02/01/2021	106	104
7.500% due 03/01/2022 - 01/15/2030	191	216
7.500% due 08/15/2029 (a)	8	1
7.645% due 05/01/2025	645	690
8.000% due 06/01/2030 - 09/01/2030	4	5
8.500% due 11/15/2018 - 08/01/2027	105	122
9.000% due 12/15/2020 - 02/15/2021	42	44
9.050% due 06/15/2019	9	10
9.451% due 10/15/2040	67	73
9.500% due 12/15/2020 - 06/01/2021	86	99
11.675% due 04/15/2044	2,710	2,895
11.808% due 05/15/2035	8,635	9,315
13.050% due 05/15/2041	10,654	11,694
15.312% due 01/15/2035	11,400	12,650
Freddie Mac Strips
9.500% due 11/01/2021 (a)	7	1
Ginnie Mae
0.000% due 03/20/2035 (b)	352	283
0.375% due 05/16/2030 - 02/16/2032	192	193
0.475% due 12/16/2026 - 01/16/2031	268	269
0.526% due 06/20/2032	166	166
0.775% due 02/16/2030	36	36
0.821% due 03/16/2051 (a)	3,221	130
0.821% due 05/20/2063	4,649	4,680
0.825% due 02/16/2030	33	33
0.891% due 09/20/2063	20,573	20,790
1.018% due 06/16/2043 (a)	86,236	3,298
1.126% due 03/20/2031	1,431	1,458
1.171% due 08/20/2063	33,955	34,753
1.176% due 02/20/2031	824	828
1.322% due 01/20/2059	856	872
1.383% due 10/20/2058	763	778
1.471% due 09/20/2063	16,228	16,852
1.625% due 04/20/2017 - 07/20/2035	29,423	30,504
2.000% due 06/20/2017 - 08/20/2030	2,154	2,242
2.125% due 01/20/2034	4,431	4,615
2.500% due 09/20/2017 - 04/01/2045	19,178	19,494
3.000% due 06/20/2018 - 05/01/2045	152,605	157,115
3.500% due 03/20/2016 - 05/01/2045	242,206	254,900
4.000% due 11/20/2018 - 05/01/2045	179,141	191,067
4.500% due 06/15/2035 - 05/01/2045	124,790	136,007
5.000% due 03/15/2033 - 08/20/2043	128,996	143,789
5.500% due 05/15/2031 - 08/15/2041	36,845	41,657

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/15/2036 - 04/01/2045	$8,873	$10,129
6.250% due 03/16/2029	1,103	1,270
6.500% due 10/15/2023 - 07/15/2039	8,718	10,175
6.866% due 03/16/2041	658	696
7.000% due 05/15/2023 - 02/16/2029	315	337
7.500% due 04/15/2017 - 11/15/2031	389	447
7.750% due 10/15/2025	15	15
8.000% due 04/15/2017 - 09/15/2031	2,117	2,471
8.500% due 06/15/2027 - 01/20/2031	545	609
9.000% due 04/15/2020 - 09/15/2030	43	45
9.500% due 12/15/2021	18	21
Small Business Administration
5.370% due 04/01/2028	5,987	6,725
5.490% due 05/01/2028	7,459	8,269
5.870% due 05/01/2026 - 07/01/2028	5,242	5,943
6.220% due 12/01/2028	954	1,100
7.190% due 12/01/2019	41	44
7.220% due 11/01/2020	145	153
Vendee Mortgage Trust
6.451% due 01/15/2030	334	384
6.500% due 03/15/2029	999	1,165

Total U.S. Government Agencies (Cost $3,300,444)		3,376,654

U.S. TREASURY OBLIGATIONS 2.1%
U.S. Treasury Notes
1.500% due 01/31/2022	37,100	36,619
2.000% due 02/15/2025	12,650	12,731
2.125% due 12/31/2021 (j)	6,200	6,375

Total U.S. Treasury Obligations (Cost $55,647)		55,725

MORTGAGE-BACKED SECURITIES 12.7%
Adjustable Rate Mortgage Trust
2.415% due 01/25/2035	709	733
2.760% due 09/25/2035	1,628	1,451
American Home Mortgage Investment Trust
2.378% due 02/25/2045	975	974
BAMLL Commercial Mortgage Securities Trust
1.394% due 01/15/2028	2,300	2,303
Banc of America Funding Ltd.
0.431% due 10/03/2039	3,502	3,453
Banc of America Funding Trust
0.466% due 05/20/2035	1,197	829
5.000% due 09/25/2019	192	196
5.753% due 10/25/2036 ^	2,247	1,826
5.837% due 01/25/2037 ^	1,938	1,566
Banc of America Mortgage Trust
2.551% due 07/25/2034	7	7
2.623% due 07/25/2033	115	115
2.643% due 02/25/2036 ^	724	621
2.697% due 06/20/2031	153	158
3.324% due 07/20/2032	39	33
5.000% due 12/25/2018	27	27
5.500% due 11/25/2033	413	440
6.500% due 10/25/2031	23	24
BCAP LLC Trust
0.672% due 01/26/2036	4,337	4,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	$215	$218
2.260% due 08/25/2035	356	359
2.500% due 08/25/2033	776	783
2.515% due 03/25/2035	167	168
2.526% due 01/25/2034	6	5
2.585% due 08/25/2033	704	703
2.594% due 02/25/2033	10	10
2.625% due 04/25/2034	9	9
2.680% due 03/25/2035	666	674
2.749% due 11/25/2030	4	4
Bear Stearns ALT-A Trust
2.619% due 11/25/2036	1,055	710
2.671% due 05/25/2035	740	718
2.718% due 11/25/2036	1,139	884
4.270% due 11/25/2036 ^	529	407
Bear Stearns Commercial Mortgage Securities Trust
5.708% due 06/11/2040	179	182
7.000% due 05/20/2030	961	1,035
Bear Stearns Mortgage Securities, Inc.
3.104% due 06/25/2030	5	5
Bear Stearns Structured Products, Inc. Trust
3.068% due 12/26/2046	2,330	1,841
Bella Vista Mortgage Trust
0.426% due 05/20/2045	586	464
Chase Mortgage Finance Trust
2.513% due 09/25/2036 ^	108	93
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.354% due 05/25/2036	329	288
0.424% due 08/25/2035	629	580
0.683% due 01/25/2035	507	423
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	860	867
2.530% due 05/25/2035	20	20
2.573% due 08/25/2035 ^	1,070	779
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,678	1,497
Commercial Mortgage Trust
2.077% due 07/10/2046 (a)	50,762	1,272
2.326% due 07/10/2046 (a)	42,069	1,922
Countrywide Alternative Loan Trust
0.344% due 01/25/2037 ^	471	448
0.374% due 05/25/2036	84	70
0.376% due 07/20/2046 ^	1,021	738
0.384% due 05/25/2035	1,605	1,332
0.394% due 05/25/2035	301	257
0.404% due 08/25/2046 ^	103	82
0.424% due 05/25/2035	433	283
0.424% due 09/25/2046 ^	3,695	1,671
0.424% due 10/25/2046 ^	890	572
0.434% due 07/25/2046 ^	2,155	1,119
0.444% due 05/25/2036 ^	371	290
0.454% due 12/25/2035	392	345
0.456% due 09/20/2046	6,854	2,424
0.514% due 10/25/2046 ^	1,359	145
0.524% due 06/25/2047 ^	98	33
0.544% due 11/25/2035 ^	161	96
6.000% due 10/25/2032	14	14
6.250% due 11/25/2036 ^	1,901	1,804
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	1,613	1,372
0.464% due 04/25/2035	1,158	1,026
0.474% due 04/25/2046 ^	916	516
0.494% due 03/25/2035	150	115
0.504% due 02/25/2035	1,017	941
0.514% due 02/25/2035	26	24
0.514% due 03/25/2036	895	466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.524% due 02/25/2036 ^	$546	$428
0.574% due 03/25/2035 ^	152	36
0.714% due 02/25/2035	291	276
1.934% due 06/19/2031	16	16
2.125% due 07/19/2031	7	7
2.261% due 09/25/2034 ^	452	387
2.550% due 09/25/2047 ^	1,504	1,352
2.590% due 08/25/2034	775	683
2.616% due 11/19/2033	20	19
2.741% due 11/19/2033	27	27
4.946% due 02/20/2036 ^	774	684
Credit Suisse First Boston Mortgage Securities Corp.
2.181% due 06/25/2033	35	35
4.840% due 06/25/2032	5	5
Credit Suisse Mortgage Capital Certificates
4.529% due 07/26/2037	1,129	1,136
4.792% due 05/27/2053	5,374	5,661
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	3,033	1,657
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^	30	19
Deutsche Mortgage Securities, Inc. Mortgage Loan Resecuritization Trust
6.000% due 11/26/2036	1,207	1,262
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	11	11
Fannie Mae
3.000% due 12/25/2042	4,206	4,185
FFCA Secured Franchise Loan Trust
8.180% due 09/18/2027	1,794	1,799
8.970% due 09/18/2027	4,000	2,448
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	513	534
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	24	25
First Republic Mortgage Loan Trust
0.525% due 11/15/2031	3,318	3,179
1.043% due 11/15/2031	790	666
Freddie Mac
3.000% due 08/15/2032	4,106	4,013
Greenpoint Mortgage Funding Trust
0.374% due 12/25/2046 ^	2,520	1,488
0.444% due 04/25/2036 ^	524	246
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	96	95
GS Mortgage Securities Trust
3.206% due 02/10/2048	6,000	6,279
GSR Mortgage Loan Trust
0.434% due 08/25/2046	3,793	1,633
2.235% due 06/25/2034	45	44
2.530% due 04/25/2036	553	504
HarborView Mortgage Loan Trust
0.308% due 03/19/2037	669	578
0.363% due 07/21/2036	1,896	1,536
0.398% due 05/19/2046 ^	1,169	490
0.428% due 09/19/2046 ^	284	28
2.138% due 11/19/2034	89	69
2.618% due 08/19/2034	2,729	2,674
2.711% due 07/19/2035	42	38
4.802% due 08/19/2036 ^	816	738
HomeBanc Mortgage Trust
0.354% due 12/25/2036	535	464
1.034% due 08/25/2029	840	789
Impac Secured Assets Trust
0.324% due 11/25/2036	2,278	1,657
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	10	10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	135

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.381% due 05/25/2046	$1,741	$1,488
0.414% due 04/25/2035	152	136
0.414% due 07/25/2035	1,652	1,447
0.474% due 11/25/2035 ^	240	146
0.474% due 06/25/2037 ^	571	319
0.494% due 02/25/2035	350	326
2.384% due 01/25/2036	3	2
2.523% due 12/25/2034	16	15
2.579% due 01/25/2036 ^	2,203	1,837
4.507% due 08/25/2035 ^	1,640	1,388
JPMorgan Mortgage Trust
2.566% due 10/25/2035	3,074	2,998
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (a)	8	0
LB Mortgage Trust
8.554% due 01/20/2017	83	84
Lehman XS Trust
0.494% due 11/25/2046 ^	1,696	771
Luminent Mortgage Trust
0.354% due 12/25/2036 ^	2,677	2,114
MASTR Adjustable Rate Mortgages Trust
0.414% due 05/25/2037	837	570
0.474% due 05/25/2047 ^	3,242	1,933
0.514% due 05/25/2047 ^	2,749	1,281
MASTR Asset Securitization Trust
5.000% due 12/25/2019	653	675
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	163	172
MASTR Seasoned Securitization Trust
2.471% due 10/25/2032	420	419
6.238% due 09/25/2017	159	163
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	762	750
1.055% due 11/15/2031	93	82
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	848	814
0.655% due 06/15/2030	708	678
Merrill Lynch Alternative Note Asset Trust
0.474% due 03/25/2037	1,522	749
Merrill Lynch Mortgage Investors Trust
1.075% due 10/25/2028	111	110
1.944% due 01/25/2029	4,000	3,841
2.129% due 04/25/2035	37	36
Morgan Stanley Capital Trust
5.649% due 12/15/2044	372	374
Morgan Stanley Mortgage Loan Trust
0.684% due 02/25/2047	1,887	1,387
2.542% due 07/25/2035	1,971	1,729
Mortgage Equity Conversion Asset Trust
0.720% due 10/25/2041	23,818	19,531
0.720% due 02/25/2042	5,494	4,615
0.730% due 01/25/2042	37,888	32,205
0.740% due 05/25/2042	14,842	12,838
Nomura Asset Acceptance Corp.
6.858% due 02/19/2030	369	369
PNC Commercial Mortgage Acceptance Corp.
0.942% due 07/15/2031 (a)	608	15
Prime Mortgage Trust
0.574% due 02/25/2034	69	65
4.750% due 11/25/2019	24	25
RBSSP Resecuritization Trust
0.671% due 11/26/2035	149	148
Residential Accredit Loans, Inc. Trust
0.444% due 05/25/2046 ^	1,872	903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.574% due 03/25/2033	$71	$70
3.171% due 08/25/2035 ^	650	360
Residential Asset Mortgage Products Trust
6.500% due 04/25/2034	1	1
Residential Asset Securitization Trust
0.574% due 05/25/2033	33	33
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	1,954	1,559
RiverView HECM Trust
0.234% due 07/25/2047	14,021	13,235
0.921% due 09/26/2041	78,436	65,102
Sequoia Mortgage Trust
0.818% due 04/19/2027	98	93
0.878% due 10/19/2026	46	46
0.893% due 11/22/2024	10	10
0.936% due 10/20/2027	736	696
2.336% due 01/20/2047 ^	1,373	1,137
Structured Adjustable Rate Mortgage Loan Trust
0.909% due 06/25/2034	803	756
1.878% due 10/25/2037 ^	2,160	1,449
2.468% due 07/25/2034	75	75
2.496% due 01/25/2035	2,002	1,928
2.537% due 08/25/2035	28	26
2.538% due 11/25/2035 ^	1,995	1,585
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037	289	219
0.364% due 06/25/2036	465	390
0.384% due 05/25/2046	1,584	1,190
0.404% due 05/25/2045	2,111	1,869
0.428% due 07/19/2035	4,455	4,256
0.474% due 08/25/2036 ^	4,034	1,696
0.838% due 09/19/2032	2,334	2,279
0.838% due 10/19/2034	260	250
0.878% due 03/19/2034	1,236	1,195
Structured Asset Mortgage Investments, Inc.
2.177% due 05/02/2030	64	43
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.735% due 05/25/2022	254	259
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032	1	1
2.217% due 01/25/2032	112	109
2.344% due 06/25/2033	38	37
2.397% due 08/25/2032	372	367
2.512% due 04/25/2033	88	90
2.516% due 02/25/2032	2	2
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	136	131
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,881	1,244
5.970% due 09/25/2036	9,085	1,771
6.015% due 07/25/2037	3,582	2,673
Thornburg Mortgage Securities Trust
2.112% due 06/25/2043	1,903	1,896
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 07/25/2046 ^	34	2
0.434% due 11/25/2045	1,648	1,525
0.464% due 10/25/2045	188	174
0.494% due 01/25/2045	500	473
0.494% due 07/25/2045	101	97
0.504% due 01/25/2045	2,112	1,961
0.674% due 07/25/2044	307	285
0.874% due 12/25/2045	938	411
0.968% due 11/25/2046	579	488
1.128% due 02/25/2046	1,877	1,783
1.328% due 11/25/2042	85	80
1.528% due 06/25/2042	645	626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.528% due 08/25/2042	$947	$874
1.937% due 04/25/2037 ^	1,887	1,645
1.942% due 01/25/2047	1,912	1,734
2.011% due 12/25/2036 ^	1,790	1,573
2.381% due 08/25/2033	851	878
2.405% due 09/25/2033	354	366
2.441% due 03/25/2034	17	17
Washington Mutual Mortgage Pass-Through Certificates Trust
0.424% due 07/25/2046 ^	710	116
2.333% due 11/25/2030	237	237
6.268% due 07/25/2036	3,440	1,914
Wells Fargo Commercial Mortgage Trust
2.092% due 10/15/2045 (a)	50,302	5,097
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	1,346	1,147
2.591% due 10/25/2033	195	197
2.615% due 12/25/2033	437	438
2.615% due 07/25/2034	79	80
2.618% due 06/25/2035	827	843

Total Mortgage-Backed Securities (Cost $359,203)		336,555

ASSET-BACKED SECURITIES 7.2%
ABFS Mortgage Loan Trust
6.305% due 07/15/2033	1,467	1,111
Access Group, Inc.
1.556% due 10/27/2025	8,037	8,055
ACE Securities Corp.
0.234% due 10/25/2036	330	184
0.871% due 08/25/2030	31	29
1.224% due 07/25/2034	1,956	1,791
AFC Home Equity Loan Trust
0.984% due 06/25/2029	267	238
1.124% due 12/26/2029	2	2
ALM Ltd.
1.488% due 02/13/2023	12,200	12,190
1.493% due 07/18/2022	945	945
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	736	685
0.874% due 10/25/2031	306	279
Amresco Residential Securities Corp. Mortgage Loan Trust
0.669% due 06/25/2028	70	66
0.729% due 06/25/2027	163	161
0.804% due 09/25/2028	750	703
1.114% due 06/25/2029	204	190
Apidos CDO Ltd.
0.507% due 01/20/2019	1,120	1,116
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.664% due 10/25/2035	7,500	6,019
Asset-Backed Funding Certificates Trust
0.874% due 06/25/2034	291	274
1.194% due 03/25/2032	625	600
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037	2	1
0.695% due 06/15/2031	187	183
1.119% due 09/25/2034	4,213	3,886
Bayview Financial Acquisition Trust
0.528% due 05/28/2037	2,314	1,813
Bear Stearns Asset-Backed Securities Trust
0.574% due 09/25/2046	2,250	1,936
1.146% due 02/25/2034	362	333
1.374% due 10/25/2032	277	263
1.674% due 11/25/2042	533	518
2.963% due 06/25/2043	35	35

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.274% due 06/25/2037	$97	$97
CDC Mortgage Capital Trust
1.224% due 01/25/2033	848	792
Centex Home Equity Loan Trust
0.474% due 01/25/2032	145	136
1.024% due 01/25/2032	832	624
Chase Funding Trust
0.774% due 07/25/2033	31	30
0.814% due 08/25/2032	590	544
0.834% due 11/25/2032	412	393
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	796	749
1.149% due 12/25/2031	462	437
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045	354	299
Commercial Industrial Finance Corp.
1.407% due 08/14/2024	5,770	5,778
Conseco Finance Home Equity Loan Trust
0.875% due 08/15/2033	2,896	2,787
1.675% due 05/15/2032	556	547
Conseco Financial Corp.
6.240% due 12/01/2028	1,243	1,287
7.550% due 01/15/2029	105	110
Countrywide Asset-Backed Certificates
0.421% due 04/25/2036	85	84
0.644% due 11/25/2033	4	4
1.074% due 06/25/2033	132	127
1.074% due 10/25/2047	2,716	2,436
1.174% due 09/25/2032	1,351	1,288
Credit Suisse First Boston Mortgage Securities Corp.
0.534% due 05/25/2044	111	110
0.911% due 08/25/2032	153	136
Credit-Based Asset Servicing and Securitization LLC
0.241% due 01/25/2037 ^	384	175
1.271% due 04/25/2032	240	232
Delta Funding Home Equity Loan Trust
0.995% due 09/15/2029	17	16
Dryden Senior Loan Fund
1.417% due 01/15/2022	5,100	5,096
EMC Mortgage Loan Trust
0.914% due 05/25/2040	388	353
EquiFirst Mortgage Loan Trust
0.654% due 01/25/2034	207	197
First Plus Home Loan Owners Trust
7.670% due 05/10/2024	399	391
Galaxy CLO Ltd.
1.551% due 08/20/2022	1,000	1,000
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036	84	46
GMAC Mortgage Corp. Home Equity Loan Trust
0.654% due 01/25/2029	198	186
GSAMP Trust
0.471% due 10/25/2036 ^	9,158	1,136
0.574% due 02/25/2033	358	336
IMC Home Equity Loan Trust
6.880% due 11/20/2028	5	5
7.520% due 08/20/2028	37	37
Irwin Home Equity Loan Trust
1.524% due 02/25/2029	247	238
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047	4	4
0.251% due 08/25/2036	64	32
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034	62	60
1.224% due 10/25/2034	747	654
1.599% due 03/25/2032	1,018	965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Madison Park Funding Ltd.
1.521% due 06/15/2022	$716	$717
MASTR Asset-Backed Securities Trust
0.924% due 12/25/2034 ^	4,941	4,749
Merrill Lynch Mortgage Investors Trust
0.234% due 10/25/2037 ^	1,577	507
0.254% due 09/25/2037	245	95
0.894% due 06/25/2035	670	615
MESA Trust
0.974% due 12/25/2031	641	588
Mid-State Trust
6.340% due 10/15/2036	865	944
7.340% due 07/01/2035	498	540
7.400% due 07/01/2035	21	23
7.790% due 07/01/2035	28	31
7.791% due 03/15/2038	1,302	1,352
Morgan Stanley ABS Capital, Inc. Trust
0.974% due 07/25/2037	320	311
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037	382	209
5.750% due 04/25/2037 ^	986	770
6.000% due 07/25/2047 ^	2,207	1,797
Option One Mortgage Loan Trust
0.314% due 01/25/2037	938	574
0.774% due 01/25/2032	87	78
0.954% due 02/25/2035	4,021	3,279
Park Place Securities, Inc.
0.434% due 09/25/2035	124	124
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.674% due 07/25/2035	5,000	4,952
Renaissance Home Equity Loan Trust
0.534% due 11/25/2034	236	202
0.674% due 12/25/2033	2,459	2,402
0.934% due 12/25/2032	22	20
1.051% due 08/25/2033	396	375
1.374% due 08/25/2032	1,264	1,156
Residential Asset Securities Corp. Trust
0.674% due 07/25/2032 ^	799	685
0.754% due 06/25/2033	115	98
0.774% due 06/25/2032 ^	73	60
Residential Funding Home Loan Trust
8.350% due 03/25/2025	5	5
Residential Mortgage Loan Trust
1.671% due 09/25/2029	156	150
SACO, Inc.
0.694% due 06/25/2036 ^	401	598
Salomon Brothers Mortgage Securities, Inc.
1.149% due 10/25/2028	105	104
1.524% due 01/25/2032	382	360
6.930% due 08/25/2028	347	356
Saxon Asset Securities Trust
0.854% due 12/26/2034	1,041	994
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^	2,810	1,043
SLM Student Loan Trust
0.336% due 07/25/2019	229	229
0.336% due 04/27/2020	1,319	1,315
0.346% due 07/25/2019	1,559	1,557
0.426% due 07/25/2023	2,175	2,167
1.006% due 01/25/2019	2,200	2,214
1.471% due 12/15/2033	4,568	4,601
1.756% due 04/25/2023	48,439	49,717
Soundview Home Loan Trust
0.234% due 11/25/2036	88	34
Specialty Underwriting & Residential Finance Trust
0.674% due 09/25/2036	7,500	5,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.854% due 01/25/2034	$300	$262
1.374% due 10/25/2035	1,684	1,414
Structured Asset Investment Loan Trust
0.834% due 04/25/2035	5,000	4,670
1.149% due 09/25/2034	971	851
1.449% due 12/25/2034	976	352
1.599% due 04/25/2034	319	319
Trapeza CDO Ltd.
0.976% due 11/16/2034	1,000	740
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,771	1,801
UPS Capital Business Credit
0.755% due 04/15/2026	78	11
Voya CLO Ltd.
1.615% due 10/15/2022 (c)	6,500	6,461
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.804% due 04/25/2034	1,118	1,009

Total Asset-Backed Securities (Cost $204,128)		189,222

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.2%
		4,822

U.S. TREASURY BILLS 0.1%
0.012% due 05/21/2015 - 06/04/2015 (d)(f)(h)(j)	1,395	1,395

Total Short-Term Instruments (Cost $6,217)		6,217

Total Investments in Securities (Cost $3,930,900)		3,968,777

	SHARES
INVESTMENTS IN AFFILIATES 12.7%

SHORT-TERM INSTRUMENTS 12.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.7%
PIMCO Short-Term Floating NAV Portfolio	1,506	15
PIMCO Short-Term Floating NAV Portfolio III	33,886,820	336,056

Total Short-Term Instruments (Cost $335,987)		336,071

Total Investments in Affiliates (Cost $335,987)		336,071

Total Investments 162.9% (Cost $4,266,887)		$4,304,848

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $(5,521))		6,617

Other Assets and Liabilities, net (63.2%)		(1,668,081)

Net Assets 100.0%		$2,643,384

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	137

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,822	Freddie Mac 2.080% due 10/17/2022	$(4,921)	$4,822	$4,822

Total Repurchase Agreements						$(4,921)	$4,822	$4,822

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $33,860 at a weighted average interest rate of (0.321%).

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2045	$10,000	$(9,755)	$(9,890)
Fannie Mae	3.500%	04/01/2045	34,000	(35,433)	(35,723)
Fannie Mae	4.000%	04/01/2030	36,000	(38,001)	(38,016)
Fannie Mae	4.000%	04/01/2045	5,000	(5,328)	(5,347)
Fannie Mae	4.000%	05/01/2045	49,000	(52,217)	(52,314)
Fannie Mae	4.500%	04/01/2030	13,000	(13,601)	(13,625)
Fannie Mae	4.500%	04/01/2045	23,000	(7,616)	(7,638)
Fannie Mae	5.500%	04/01/2045	7,000	(7,871)	(7,888)
Fannie Mae	6.000%	04/01/2045	63,500	(71,991)	(72,450)
Fannie Mae	6.500%	05/13/2045	20,000	(22,994)	(22,985)
Freddie Mac	3.500%	04/01/2030	500	(528)	(531)
Freddie Mac	5.000%	04/01/2045	50,000	(27)	0
Freddie Mac	5.000%	04/01/2045	68,400	(75,423)	(75,856)
Freddie Mac	5.500%	04/01/2045	72,000	(80,404)	(80,802)
Ginnie Mae	4.500%	04/01/2045	9,000	(9,835)	(9,926)
Ginnie Mae	5.000%	04/01/2045	68,000	(75,331)	(75,394)

Total Short Sales				$(506,355)	$(508,385)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $302 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$4,822	$0	$0	$4,822	$(4,921)	$(99)

Total Borrowings and Other Financing Transactions	$4,822	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$37,100	$(2,020)	$(1,866)	$0	$(76)

Total Swap Agreements					$(2,020)	$(1,866)	$0	$(76)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $783 and cash of $749 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(76)	$(76)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	05/05/2015	$	78,800	$643	$45
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	06/26/2015		76,500	470	394

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015		169,000	125	2

FBF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	05/05/2015		79,700	602	136
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.220%	07/07/2015		20,000	419	220

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015		198,000	146	3

								$2,405	$800

Total Purchased Options								$2,405	$800

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200%	05/05/2015	$	5,000	$(31)	$(90)

FBF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905%	05/05/2015		79,700	(602)	(370)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880%	06/19/2015		78,000	(737)	(585)

								$(1,370)	$(1,045)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2045	$	104.680	04/07/2015	$25,000	$(53)	$(113)
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.707	04/07/2015	21,000	(39)	(56)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.516	04/07/2015	45,000	(151)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.629	04/07/2015	39,000	(119)	(192)
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.875	04/07/2015	20,000	(41)	(62)
	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.750	04/07/2015	25,000	(65)	0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.801	04/07/2015	20,000	(34)	(40)

						$(502)	$(463)

Total Written Options						$(1,872)	$(1,508)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	139

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$599,000	$(1,671)
Sales	3,649,500	(9,110)
Closing Buys	(78,800)	584
Expirations	(2,668,000)	5,520
Exercised	(1,144,000)	2,805

Balance at End of Period	$357,700	$(1,872)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.100% due 02/25/2034	(1.190%	)	02/25/2034	$417	$0	$9	$9	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240%	)	02/25/2035	589	0	313	313	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	1,500	0	(8)	0	(8)

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	5,000	0	43	43	0
	Long Beach Mortgage Loan Trust 5.445% due 09/15/2040	(1.170%	)	09/15/2040	4,000	0	3,121	3,121	0
	Octagon Investment Partners Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	(1.850%	)	10/18/2020	1,000	0	33	33	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 2.550% due 12/27/2033	(1.390%	)	12/27/2033	372	0	17	17	0

UAG	Merrill Lynch Mortgage Trust 5.521% due 06/12/2043	(1.080%	)	06/12/2043	5,262	108	4,694	4,802	0

						$ 108	$8,222	$8,338	$(8)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	09/25/2034	$7,500	$ (2,550)	$2,595	$45	$0
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690%	07/25/2035	4,125	(1,444)	853	0	(591)
	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.050% due 10/25/2034	1.050%	10/25/2034	186	(59)	28	0	(31)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110%	12/25/2034	5,000	(1,600)	1,631	31	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930%	11/25/2034	1,806	(506)	466	0	(40)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950%	11/25/2034	3	(3)	1	0	(2)

					$ (6,162)	$5,574	$76	$(664)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	0.000%	01/12/2043	$14,786		$(136)	$0	$(136)

FBF	Receive	IOS.FN.300.12 Index	N/A	0.000%	01/12/2043	17,626		(163)	0	(163)

GST	Receive	IOS.FN.300.12 Index	N/A	0.000%	01/12/2043	4,594		(42)	0	(42)

								$(341)	$0	$(341)

Total Swap Agreements							$(6,054)	$13,455	$8,414	$(1,013)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $1,519 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$439	$0	$439	$0	$0	$0	$0	$439	$(510)	$(71)
BPS	0	0	0	0	0	(90)	0	(90)	(90)	0	(90)
BRC	0	0	322	322	0	0	0	0	322	(300)	22
CBK	0	2	0	2	0	0	(136)	(136)	(134)	0	(134)
DUB	0	0	0	0	0	(169)	0	(169)	(169)	0	(169)
FBF	0	356	0	356	0	(370)	(163)	(533)	(177)	0	(177)
GLM	0	3	0	3	0	(585)	0	(585)	(582)	686	104
GST	0	0	76	76	0	0	(714)	(714)	(638)	832	194
JPM	0	0	3,197	3,197	0	(294)	0	(294)	2,903	(2,870)	33
MYC	0	0	17	17	0	0	0	0	17	(909)	(892)
NGF	0	0	0	0	0	0	0	0	0	(10)	(10)
UAG	0	0	4,802	4,802	0	0	0	0	4,802	(4,690)	112

Total Over the Counter	$0	$800	$8,414	$9,214	$0	$(1,508)	$(1,013)	$(2,521)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$800	$800
Swap Agreements	0	8,414	0	0	0	8,414

	$0	$8,414	$0	$0	$800	$9,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$76	$76

Over the counter
Written Options	$0	$0	$0	$0	$1,508	$1,508
Swap Agreements	0	672	0	0	341	1,013

	$0	$672	$0	$0	$1,849	$2,521

	$0	$672	$0	$0	$1,925	$2,597

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	141

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	(1,991)	(1,991)

	$0	$0	$0	$0	$(1,985)	$(1,985)

Over the counter
Purchased Options	$0	$0	$0	$0	$(3,098)	$(3,098)
Written Options	0	0	0	0	6,033	6,033
Swap Agreements	0	(13,944)	0	0	(3,796)	(17,740)

	$0	$(13,944)	$0	$0	$(861)	$(14,805)

	$0	$(13,944)	$0	$0	$(2,846)	$(16,790)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,866)	$(1,866)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,605)	$(1,605)
Written Options	0	0	0	0	(662)	(662)
Swap Agreements	0	12,893	0	0	(341)	12,552

	$0	$12,893	$0	$0	$(2,608)	$10,285

	$0	$12,893	$0	$0	$(4,474)	$8,419

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,813	$0	$1,813
Municipal Bonds & Notes
Texas	0	2,591	0	2,591
U.S. Government Agencies	0	3,373,221	3,433	3,376,654
U.S. Treasury Obligations	0	55,725	0	55,725
Mortgage-Backed Securities	0	175,626	160,929	336,555
Asset-Backed Securities	0	189,211	11	189,222
Short-Term Instruments
Repurchase Agreements	0	4,822	0	4,822
U.S. Treasury Bills	0	1,395	0	1,395
	$0	$3,804,404	$164,373	$3,968,777

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$336,071	$0	$0	$336,071

Total Investments	$336,071	$3,804,404	$164,373	$4,304,848

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(508,385)	$0	$(508,385)

Financial Derivative Instruments - Assets
Over the counter	$0	$9,214	$0	$9,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(76)	0	(76)
Over the counter	0	(2,521)	0	(2,521)
	$0	$(2,597)	$0	$(2,597)

Totals	$336,071	$3,302,636	$164,373	$3,803,080

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
U.S. Government Agencies	$4,340	$0	$(897)	$8	$9	$(27)	$0	$0	$3,433	$(33)
Mortgage-Backed Securities	271,070	160,452	(292,458)	697	(4,865)	24,192	1,841	0	160,929	18,743
Asset-Backed Securities	404	0	(26)	(2)	4	22	0	(391)	11	0

Totals	$275,814	$160,452	$(293,381)	$703	$(4,852)	$24,187	$1,841	$(391)	$164,373	$18,710

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$3,433	Benchmark Pricing	Base Price	97.65-107.00
Mortgage-Backed Securities	22,349	Benchmark Pricing	Base Price	94.42-105.00
	138,580	Third Party Vendor	Broker Quote	61.19-86.50
Asset-Backed Securities	11	Benchmark Pricing	Base Price	14.41

Total	$164,373

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	143

Schedule of Investments PIMCO Municipal Sector Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.9%

MUNICIPAL BONDS & NOTES 97.6%

ALABAMA 0.4%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$584

ALASKA 1.4%
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,338

CALIFORNIA 13.4%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	5,000	6,091
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	365	513
Inland Valley Development Agency, California Tax Allocation Bonds, (AGM Insured), Series 2014
5.500% due 03/01/2033	2,000	2,196
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,000	1,383
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,215
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,322
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,600
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	3,900	4,277
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	291
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	180

		22,068

COLORADO 2.1%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,449

DISTRICT OF COLUMBIA 8.9%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	11,804
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	2,500	2,840

		14,644

FLORIDA 1.2%
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,514
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	500	501

		2,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 4.9%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2036	$7,000	$8,125

ILLINOIS 20.3%
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,463
Illinois Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,707
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,438
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	9,250	9,432
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	9,913
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	7,387

		33,340

LOUISIANA 3.5%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,688

MARYLAND 2.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,737
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,462

		4,199

MICHIGAN 1.4%
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,247

NEW JERSEY 6.4%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	3,545	4,116
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,818
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	6,000	4,587

		10,521

NEW YORK 10.4%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,404
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.375% due 01/15/2034	1,905	2,164
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	3,000	3,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	$500	$564
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,408
5.750% due 11/15/2051	2,000	2,344
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,586

		17,092

OHIO 1.9%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	331
Franklin County, Ohio Revenue Bonds, Series 2013
5.000% due 05/15/2029	2,350	2,725

		3,056

RHODE ISLAND 0.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,429

TENNESSEE 3.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,371
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,496

		4,867

TEXAS 11.7%
Conroe Independent School District, Texas General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,689
North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,797
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,427
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	9,334

		19,247

WASHINGTON 3.2%
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	2,000	2,192
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	3,086

		5,278

WISCONSIN 0.0%
Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	5	5

Total Municipal Bonds & Notes (Cost $136,850)		160,192

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		$469

Total Short-Term Instruments (Cost $469)		469

Total Investments in Securities (Cost $137,319)		160,661

	SHARES
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%
PIMCO Short-Term Floating NAV Portfolio	1,405	14

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	335,884	$3,331

Total Short-Term Instruments (Cost $3,344)		3,345

Total Investments in Affiliates (Cost $3,344)		3,345

Total Investments 100.0% (Cost $140,663)		$164,006

Other Assets and Liabilities, net 0.0%		81

Net Assets 100.0%		$164,087

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$469	Freddie Mac 2.080% due 10/17/2022	$(483)	$469	$469

Total Repurchase Agreements						$(483)	$469	$469

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$469	$0	$0	$0	$469	$(483)	$(14)

Total Borrowings and Other Financing Transactions	$469	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	145

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$584	$0	$584
Alaska	0	2,338	0	2,338
California	0	22,068	0	22,068
Colorado	0	3,449	0	3,449
District of Columbia	0	14,644	0	14,644
Florida	0	2,015	0	2,015
Georgia	0	8,125	0	8,125
Illinois	0	33,340	0	33,340
Louisiana	0	5,688	0	5,688
Maryland	0	4,199	0	4,199
Michigan	0	2,247	0	2,247
New Jersey	0	10,521	0	10,521
New York	0	17,092	0	17,092
Ohio	0	3,056	0	3,056
Rhode Island	0	1,429	0	1,429

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Tennessee	$0	$4,867	$0	$4,867
Texas	0	19,247	0	19,247
Washington	0	5,278	0	5,278
Wisconsin	0	5	0	5
Short-Term Instruments
Repurchase Agreements	0	469	0	469
	$0	$160,661	$0	$160,661

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,345	$0	$0	$3,345

Total Investments	$3,345	$160,661	$0	$164,006

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.9%

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 6.4%
Banca Monte dei Paschi di Siena SpA
3.625% due 04/01/2019	EUR	10,400	$11,631
Banco Popolare SC
3.500% due 03/14/2019		3,000	3,418
Bank of America Corp.
6.875% due 04/25/2018		$3,719	4,256
Bank of America N.A.
0.676% due 05/08/2017		12,200	12,186
Bankia S.A.
3.500% due 12/14/2015	EUR	9,000	9,899
Barclays Bank PLC
7.625% due 11/21/2022		$4,277	5,015
7.750% due 04/10/2023		9,600	10,656
BPCE S.A.
4.625% due 07/11/2024		13,900	14,290
Credit Agricole S.A.
8.125% due 09/19/2033		400	456
GATX Financial Corp.
5.800% due 03/01/2016		1,000	1,043
Goldman Sachs Group, Inc.
0.886% due 06/04/2017		100	100
HBOS PLC
0.840% due 09/01/2016	EUR	100	108
HSBC Holdings PLC
5.250% due 09/16/2022 (d)		1,400	1,563
LBG Capital PLC
15.000% due 12/21/2019	GBP	3,160	6,623
15.000% due 12/21/2019	EUR	150	242
Navient Corp.
2.756% due 02/12/2016		$1,140	1,131
Rabobank Group
8.375% due 07/26/2016 (d)		3,500	3,741
UBS AG
7.625% due 08/17/2022		2,000	2,429
Vornado Realty LP
2.500% due 06/30/2019		7,000	7,063

			95,850

INDUSTRIALS 1.1%
Actavis Funding SCS
3.800% due 03/15/2025		500	517
Zimmer Holdings, Inc.
3.150% due 04/01/2022		2,500	2,532
3.550% due 04/01/2025		13,400	13,683

			16,732

UTILITIES 0.6%
BG Energy Capital PLC
6.500% due 11/30/2072		200	214
Electricite de France S.A.
0.717% due 01/20/2017		6,600	6,614
1.150% due 01/20/2017		2,000	2,008

			8,836

Total Corporate Bonds & Notes (Cost $124,573)			121,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$330	$289

Total Municipal Bonds & Notes (Cost $317)			289

U.S. TREASURY OBLIGATIONS 92.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)		17,000	16,857
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016		87,681	88,606
0.125% due 04/15/2017 (j)		89,018	90,659
0.125% due 07/15/2022 (f)		103,895	105,145
0.125% due 01/15/2023 (f)		43,341	43,585
0.375% due 07/15/2023		24,708	25,374
0.500% due 04/15/2015 (f)		7,982	8,001
0.625% due 07/15/2021		38,632	40,545
0.625% due 02/15/2043 (j)		3,711	3,650
0.750% due 02/15/2042		23,885	24,243
0.750% due 02/15/2045		30,315	30,947
1.250% due 07/15/2020 (f)		98,605	107,017
1.375% due 01/15/2020 (h)		13,836	14,973
1.375% due 02/15/2044		78,489	92,581
1.750% due 01/15/2028 (f)		126,123	147,919
1.875% due 07/15/2015 (h)(j)		6,249	6,349
2.000% due 01/15/2026 (f)(j)		124,763	148,098
2.125% due 02/15/2040		6,489	8,688
2.125% due 02/15/2041 (j)		1,601	2,165
2.375% due 01/15/2025 (f)		150,385	182,600
2.375% due 01/15/2027 (f)		104,074	128,630
2.500% due 01/15/2029		5,117	6,552
2.625% due 07/15/2017 (h)		11,729	12,741
3.625% due 04/15/2028 (j)		43	61
3.875% due 04/15/2029		38,492	56,653

Total U.S. Treasury Obligations (Cost $1,356,262)			1,392,639

MORTGAGE-BACKED SECURITIES 1.6%
BCAP LLC Trust
0.422% due 07/26/2035		1,000	959
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.454% due 01/25/2035		633	574
Commercial Mortgage Trust
2.365% due 02/10/2029		800	817
Countrywide Home Loan Mortgage Pass-Through Trust
2.630% due 05/25/2033		6,755	6,804
German Residential Funding Ltd.
1.192% due 08/27/2024	EUR	1,056	1,159
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	1,808	2,651
JPMorgan Mortgage Trust
2.702% due 04/25/2035		$313	315
Merrill Lynch Mortgage Investors Trust
0.594% due 07/25/2030		7,781	7,123
Sequoia Mortgage Trust
0.878% due 10/19/2026		50	49
WaMu Mortgage Pass-Through Certificates Trust
0.494% due 07/25/2045		475	457
2.441% due 09/25/2033		330	328
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 10/25/2035		1,605	1,614
2.624% due 07/25/2036		494	490

Total Mortgage-Backed Securities (Cost $23,873)			23,340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 4.1%
CIFC Funding Ltd.
1.553% due 01/19/2023		$8,400	$8,409
Commercial Industrial Finance Corp.
1.407% due 08/14/2024		17,500	17,523
Dalradian European CLO BV
0.468% due 04/11/2023	EUR	557	599
Elm CLO Ltd.
1.676% due 01/17/2023		$8,800	8,799
Madison Park Funding Ltd.
1.521% due 06/15/2022		1,908	1,911
Symphony CLO LP
1.352% due 01/09/2023		15,950	15,886
Voya CLO Ltd.
1.570% due 10/15/2022 (a)		3,900	3,900
1.615% due 10/15/2022 (a)		3,900	3,877

Total Asset-Backed Securities (Cost $61,112)			60,904

SOVEREIGN ISSUES 15.0%
France Government Bond
0.100% due 07/25/2021 (c)	EUR	20,371	23,532
0.250% due 07/25/2018 (c)		14,815	16,756
0.250% due 07/25/2024 (c)		2,994	3,579
1.000% due 07/25/2017 (c)		3,698	4,196
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		17,679	20,587
2.100% due 09/15/2017 (c)		3,197	3,689
2.250% due 04/22/2017 (c)		1,487	1,671
2.350% due 09/15/2019 (c)		1,088	1,320
2.350% due 09/15/2024 (c)		13,131	17,264
2.550% due 09/15/2041 (c)		1,815	2,894
New Zealand Government Bond
2.000% due 09/20/2025	NZD	17,745	13,619
3.000% due 09/20/2030		2,965	2,577
Province of Ontario
3.450% due 06/02/2045	CAD	6,000	5,333
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	14,200	16,120
Slovenia Government International Bond
4.700% due 11/01/2016		5,200	6,002
Spain Government International Bond
3.800% due 04/30/2024		26,200	34,609
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	26,767	44,086
0.125% due 03/22/2058 (c)		100	227
Xunta de Galicia
5.763% due 04/03/2017	EUR	3,500	4,175
6.131% due 04/03/2018		2,150	2,723

Total Sovereign Issues (Cost $247,004)			224,959

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.2%
			2,399

U.S. TREASURY BILLS 0.2%
0.035% due 04/23/2015 - 06/11/2015 (b)(j)		$3,474	3,474

Total Short-Term Instruments (Cost $5,873)			5,873

Total Investments in Securities (Cost $1,819,014)			1,829,422

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	147

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.2%

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%
PIMCO Short-Term Floating NAV Portfolio	984	$10
PIMCO Short-Term Floating NAV Portfolio III	12,442,595	123,393

Total Short-Term Instruments (Cost $123,391)		123,403

Total Investments in Affiliates (Cost $123,391)		123,403

Total Investments 130.1% (Cost $1,942,405)		$1,952,825

Financial Derivative Instruments (g)(i) 0.8% (Cost or Premiums, net $(2,483))		12,147

Other Assets and Liabilities, net (30.9%)		(463,492)

Net Assets 100.0%		$1,501,480

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$2,399	Freddie Mac 2.080% due 10/17/2022	$(2,451)	$2,399	$2,399

Total Repurchase Agreements						$(2,451)	$2,399	$2,399

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.350%	03/19/2015	04/02/2015	$(4,544)	$(4,544)
BSN	0.230%	02/23/2015	04/15/2015	(146,365)	(146,400)
	0.290%	03/24/2015	04/24/2015	(28,530)	(28,532)
GRE	0.350%	03/20/2015	04/06/2015	(21,692)	(21,694)
JPS	0.230%	02/27/2015	05/27/2015	(65,825)	(65,839)
	0.250%	01/06/2015	07/07/2015	(107,960)	(108,024)

Total Reverse Repurchase Agreements					$(375,033)

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.270%	03/19/2015	04/21/2015	$(2,451)	$(2,455)
	0.290%	03/20/2015	04/22/2015	(45,251)	(45,334)
	0.310%	03/24/2015	04/07/2015	(6,684)	(6,687)
MSC	0.240%	03/04/2015	04/06/2015	(6,605)	(6,605)
	0.250%	03/10/2015	04/08/2015	(1,557)	(1,557)
TDM	0.290%	03/17/2015	04/17/2015	(1,556)	(1,557)
	0.310%	03/23/2015	04/21/2015	(5,344)	(5,351)

Total Sale-Buyback Transactions					$(69,546)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $456,047 at a weighted average interest rate of 0.182%
(3)	Payable for sale-buyback transactions includes $81 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$10,000	$(10,429)	$(10,507)

Total Short Sales				$(10,429)	$(10,507)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $444,872 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(4,544)	$0	$(4,544)	$4,584	$40
BSN	0	(174,932)	0	(174,932)	175,246	314
GRE	0	(21,694)	0	(21,694)	21,752	58
JPS	0	(173,863)	0	(173,863)	173,954	91
SSB	2,399	0	0	2,399	(2,451)	(52)

Master Securities Forward Transaction Agreement
BPG	0	0	(54,476)	(54,476)	54,233	(243)
MSC	0	0	(8,162)	(8,162)	8,165	3
TDM	0	0	(6,908)	(6,908)	6,927	19

Total Borrowings and Other Financing Transactions	$2,399	$(375,033)	$(69,546)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,000	$(25)	$0	$(28)
90-Day Eurodollar June Futures	Short	06/2015	766	(158)	0	(10)
90-Day Eurodollar June Futures	Short	06/2016	140	(132)	0	(12)
90-Day Eurodollar March Futures	Short	03/2016	1,026	(558)	0	(64)
90-Day Eurodollar September Futures	Short	09/2015	690	(228)	0	(17)
90-Day Eurodollar September Futures	Short	09/2016	123	(143)	0	(12)
Euro-Bund 10-Year Bond June Futures	Short	06/2015	206	(395)	13	(62)
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2015	13	4	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	1,093	1,621	222	0
U.S. Treasury 10-Year Note June Futures	Short	06/2015	368	(294)	0	(115)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	28	46	8	0

Total Futures Contracts				$(262)	$243	$(320)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	149

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	10,700	$(56)	$(2)	$1	$0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024	$	39,700	3,869	(115)	85	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		25,100	(6,283)	(7,287)	0	(30)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		50,800	(12,999)	709	0	(58)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		8,400	(1,561)	(471)	0	(9)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024	EUR	21,900	(1,100)	(1,057)	0	(68)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		33,400	(547)	(385)	0	(119)
Pay	6-Month EUR-EURIBOR	1.250%	09/16/2045		4,800	625	462	106	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	115,100	(1,078)	(296)	7	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		14,230	(155)	(107)	66	0

						$(19,285)	$(8,549)	$265	$(284)

Total Swap Agreements						$(19,285)	$(8,549)	$265	$(284)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $13,185 and cash of $3,740 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$243	$265	$508	$0	$(320)	$(331)	$(651)

(5)	Unsettled variation margin liability of $(47) for closed swaps is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		CAD	819	$		659	$13	$0
	04/2015		GBP	9,521			14,350	227	0
	04/2015	$		2,044		AUD	2,671	0	(9)
	04/2015			4,119		GBP	2,770	0	(10)
	04/2015			36,980		JPY	4,420,229	0	(125)
	05/2015		JPY	4,420,229	$		36,995	122	0
	05/2015	$		30,298		EUR	26,706	0	(1,565)

BPS	04/2015		GBP	1,378	$		2,044	0	0
	04/2015		NZD	19,482			14,631	66	0

BRC	04/2015		PLN	17,449			4,644	44	0

CBK	04/2015		AUD	9,177			7,128	138	0
	04/2015		CAD	8,843			7,072	90	0
	04/2015	$		16,431		NZD	21,482	0	(371)
	05/2015		EUR	595	$		645	5	0
	05/2015		NZD	21,482			16,377	370	0
	05/2015	$		7,566		EUR	6,669	0	(390)
	08/2015			1,068		DKK	6,960	0	(63)

DUB	04/2015		GBP	33,156	$		51,428	2,245	0
	04/2015	$		1,920		AUD	2,506	0	(11)

FBF	05/2015		KRW	8,554,978	$		7,761	60	0

GLM	04/2015		AUD	874			681	16	0
	04/2015	$		1,484		AUD	1,933	0	(12)
	04/2015			1,056		GBP	699	0	(19)
	05/2015		EUR	329,913	$		377,291	22,360	(28)
	05/2015	$		8,742		EUR	7,761	23	(415)

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015		DKK	6,435	$		961	$31	$0

JPM	04/2015	$		2,157		AUD	2,817	0	(11)
	04/2015			2,223		CAD	2,815	0	(1)
	05/2015			3,204		KRW	3,539,459	0	(18)
	07/2015			4,647		PLN	17,450	0	(60)

MSB	04/2015		NZD	2,000	$		1,499	3	0

RBC	04/2015	$		46,120		GBP	31,065	0	(38)
	05/2015		GBP	31,065	$		46,110	39	0

SOG	04/2015	$		5,470		CAD	6,847	0	(64)
	05/2015		CAD	6,847	$		5,468	64	0

UAG	04/2015		JPY	4,420,229			36,996	141	0
	05/2015	$		7,937		EUR	7,063	0	(338)

Total Forward Foreign Currency Contracts								$26,057	$(3,548)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$ 45,400	$669	$238

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	72,600	116	86
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	11,000	1,540	1,146

							$2,325	$1,470

Total Purchased Options							$2,325	$1,470

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$ 10,200	$(16)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	1,800	(2)	0

						$(18)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR 30,530	$(148)	$(732)
	Put - OTC EUR versus USD		1.082	04/07/2015	16,600	(92)	(206)
	Put - OTC EUR versus USD		1.035	04/16/2015	11,870	(78)	(21)

BRC	Put - OTC EUR versus USD		1.090	04/01/2015	14,500	(81)	(220)

DUB	Put - OTC EUR versus USD		1.034	04/16/2015	3,077	(19)	(5)

						$(418)	$(1,184)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$12,000	$(107)	$(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,800	(36)	(2)

DUB	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	4,500	(44)	(42)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	(206)	(80)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	(7)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	17,000	(192)	(238)

						$(602)	$(376)

(1)	YOY options may have a series of expirations.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	151

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$		45,400	$(716)	$(910)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015		EUR	15,100	(406)	(746)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015			15,100	(438)	(208)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$		72,600	(43)	(27)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016			72,600	(73)	(51)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017			46,200	(1,540)	(1,153)

									$(3,216)	$(3,095)

Total Written Options									$(4,254)	$(4,655)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	366	$46,019	EUR	70,600	GBP	0	$(859)
Sales	1,333	715,500		602,827		8,840	(8,741)
Closing Buys	0	(146,100)		(48,000)		(8,840)	1,562
Expirations	(989)	(299,619)		(358,290)		0	2,730
Exercised	(710)	0		(160,360)		0	1,054

Balance at End of Period	0	$315,800	EUR	106,777	GBP	0	$(4,254)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.113%	$ 1,000	$0	$(10)	$0	$(10)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Spain Government International Bond	1.000%	03/20/2019	0.651%	$4,100	$(25)	$82	$57	$0

BRC	Italy Government International Bond	1.000%	03/20/2019	0.832%	5,500	(101)	138	37	0

DUB	Italy Government International Bond	1.000%	03/20/2019	0.832%	7,900	(156)	210	54	0

GST	Spain Government International Bond	1.000%	03/20/2019	0.651%	21,800	(185)	488	303	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.832%	12,750	(267)	354	87	0
	Spain Government International Bond	1.000%	03/20/2019	0.651%	2,100	(16)	45	29	0

MYC	Italy Government International Bond	1.000%	03/20/2019	0.832%	2,300	(44)	60	16	0

						$(794)	$1,377	$583	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	4,700	$7	$621	$628	$0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		1,500	10	231	241	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	14,300	(5)	(402)	0	(407)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		27,400	521	(3,188)	0	(2,667)

BRC	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016		6,000	0	(191)	0	(191)
	Receive	3-Month USD-CPURNSA Index	1.908%	04/15/2017		17,800	0	(630)	0	(630)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,200	(41)	201	160	0

DUB	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016	$	16,800	0	(493)	0	(493)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		21,800	(9)	(611)	0	(620)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		15,000	0	(436)	0	(436)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		18,600	0	(1,017)	0	(1,017)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019		4,375	0	(38)	0	(38)

FBF	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	5,700	(13)	885	872	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,500	(49)	249	200	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		700	1	114	115	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		200	2	(3)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.935%	10/31/2016	$	3,500	0	(110)	0	(110)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024	GBP	1,700	2	83	85	0
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		5,650	0	57	57	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	73,000	(149)	(1,868)	0	(2,017)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		7,500	0	(276)	0	(276)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	1,400	10	195	205	0
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	10,300	0	(312)	0	(312)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		1,100	9	138	147	0

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016		29,700	(56)	(880)	0	(936)
	Receive	3-Month USD-CPURNSA Index	1.930%	10/31/2016		4,600	0	(144)	0	(144)

							$240	$(7,825)	$2,710	$(10,295)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$ 2	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015	7	0	(9)	0	(9)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015	13	0	(13)	0	(13)

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015	3	0	0	0	0

						$0	$(22)	$0	$(22)

Total Swap Agreements						$(554)	$(6,480)	$3,293	$(10,327)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $7,954 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$362	$0	$684	$1,046	$(1,709)	$0	$(22)	$(1,731)	$(685)	$313	$(372)
BPS	66	0	242	308	0	(959)	(3,074)	(4,033)	(3,725)	3,307	(418)
BRC	42	0	38	80	0	(220)	(820)	(1,040)	(960)	1,029	69
CBK	604	0	160	764	(824)	(9)	(10)	(843)	(79)	270	191
DUB	2,245	238	54	2,537	(11)	(957)	(2,605)	(3,573)	(1,036)	1,304	268
FBF	60	0	1,186	1,246	0	0	(112)	(112)	1,134	(902)	232
GLM	22,430	0	143	22,573	(474)	(954)	(2,294)	(3,722)	18,851	(16,320)	2,531

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	153

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
GST	$0	$0	$302	$302	$0	$0	$0	$0	$302	$(380)	$(78)
HUS	0	0	116	116	0	0	0	0	116	0	116
JPM	0	0	205	205	(90)	(325)	(310)	(725)	(520)	495	(25)
MSB	4	0	0	4	0	0	0	0	4	0	4
MYC	0	1,232	163	1,395	0	(1,231)	0	(1,231)	164	(702)	(538)
RBC	39	0	0	39	(38)	0	0	(38)	1	0	1
RYL	0	0	0	0	0	0	(1,080)	(1,080)	(1,080)	899	(181)
SOG	64	0	0	64	(64)	0	0	(64)	(0)	0	(0)
UAG	141	0	0	141	(338)	0	0	(338)	(197)	338	141

Total Over the Counter	$26,057	$1,470	$3,293	$30,820	$(3,548)	$(4,655)	$(10,327)	$(18,530)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$243	$243
Swap Agreements	0	0	0	0	265	265

	$0	$0	$0	$0	$508	$508

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,057	$0	$26,057
Purchased Options	0	0	0	0	1,470	1,470
Swap Agreements	0	583	0	0	2,710	3,293

	$0	$583	$0	$26,057	$4,180	$30,820

	$0	$583	$0	$26,057	$4,688	$31,328

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$320	$320
Swap Agreements	0	0	0	0	331	331

	$0	$0	$0	$0	$651	$651

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,548	$0	$3,548
Written Options	0	0	0	1,184	3,471	4,655
Swap Agreements	0	10	0	22	10,295	10,327

	$0	$10	$0	$4,754	$13,766	$18,530

	$0	$10	$0	$4,754	$14,417	$19,181

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$530	$530
Futures	0	0	0	0	1,443	1,443
Swap Agreements	0	5,324	0	0	(43,656)	(38,332)

	$0	$5,324	$0	$0	$(41,683)	$(36,359)

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65,265	$0	$65,265
Purchased Options	0	0	0	0	(1,288)	(1,288)
Written Options	0	644	0	187	170	1,001
Swap Agreements	0	1,028	0	91	6,513	7,632

	$0	$1,672	$0	$65,543	$5,395	$72,610

	$0	$6,996	$0	$65,543	$(36,288)	$36,251

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(156)	$(156)
Futures	0	0	0	0	1,790	1,790
Swap Agreements	0	(34)	0	0	(8,044)	(8,078)

	$0	$(34)	$0	$0	$(6,410)	$(6,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,668	$0	$23,668
Purchased Options	0	0	0	0	(855)	(855)
Written Options	0	(82)	0	(788)	49	(821)
Swap Agreements	0	886	0	(22)	(9,396)	(8,532)

	$0	$804	$0	$22,858	$(10,202)	$13,460

	$0	$770	$0	$22,858	$(16,612)	$7,016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$95,850	$0	$95,850
Industrials	0	16,732	0	16,732
Utilities	0	8,836	0	8,836
Municipal Bonds & Notes
West Virginia	0	289	0	289
U.S. Treasury Obligations	0	1,392,639	0	1,392,639
Mortgage-Backed Securities	0	23,340	0	23,340
Asset-Backed Securities	0	60,904	0	60,904
Sovereign Issues	0	224,959	0	224,959
Short-Term Instruments
Repurchase Agreements	0	2,399	0	2,399
U.S. Treasury Bills	0	3,474	0	3,474
	$0	$1,829,422	$0	$1,829,422

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123,403	$0	$0	$123,403

Total Investments	$123,403	$1,829,422	$0	$1,952,825

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,507)	$0	$(10,507)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	243	265	0	508
Over the counter	0	30,820	0	30,820
	$243	$31,085	$0	$31,328

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(320)	(284)	0	(604)
Over the counter	0	(18,530)	0	(18,530)
	$(320)	$(18,814)	$0	$(19,134)

Totals	$123,326	$1,831,186	$0	$1,954,512

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	155

Schedule of Investments PIMCO Senior Floating Rate Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.0%

BANK LOAN OBLIGATIONS 88.2%
ABC Supply Co., Inc.
3.500% due 04/16/2020	$119	$119
Acadia Healthcare Company, Inc.
4.250% due 02/11/2022	50	50
Advantage Sales & Marketing, Inc.
4.250% due 07/25/2021	85	85
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018	192	192
Albertson’s Holdings LLC
4.500% - 5.500% due 08/25/2021	300	303
5.000% due 08/25/2019	125	126
5.375% due 03/21/2019	199	200
Alliant Holdings LLC
5.000% due 12/20/2019	50	50
Allison Transmission, Inc.
3.500% due 08/23/2019	292	292
Allnex (Luxembourg) & Cy S.C.A.
4.500% due 10/03/2019	317	319
Altice Financing S.A.
5.250% due 02/04/2022	55	56
Amaya Holdings BV
5.000% due 08/01/2021	239	237
American Renal Holdings, Inc.
4.500% due 09/22/2019	457	457
Amsurg Corp.
3.750% due 07/16/2021	99	100
AmWins Group LLC
5.250% due 09/06/2019	267	269
Ancestry.com, Inc.
4.000% due 05/15/2018	112	111
4.500% due 12/28/2018	254	255
AP NMT Acquisition BV
6.750% due 08/13/2021	114	114
Apex Tool Group, LLC
4.500% due 02/01/2020	290	285
ARAMARK Corp.
0.021% - 3.650% due 07/26/2016	3	3
Arch Coal, Inc.
6.250% due 05/16/2018	73	57
Ardagh Holdings USA, Inc.
4.000% due 12/17/2019	248	249
Ardent Medical Services, Inc.
6.750% due 07/02/2018	251	252
ARG IH Corp.
4.750% due 11/15/2020	99	99
Asurion LLC
4.250% due 07/08/2020	139	139
5.000% due 05/24/2019	288	290
8.500% due 03/03/2021	150	151
Atrium Innovations, Inc.
4.250% due 02/13/2021	49	49
7.750% due 08/13/2021	75	70
Auris Luxembourg SARL
5.500% due 01/17/2022	25	25
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	266	267
Avaya, Inc.
4.676% due 10/26/2017	24	24
6.500% due 03/30/2018	182	182
AVSC Holdings Corp.
4.500% due 01/24/2021	163	163
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	119	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020	$234	$233
Axiall Holdco, Inc.
4.000% due 02/25/2022	50	50
B/E Aerospace, Inc.
4.000% due 12/16/2021	224	227
Berlin Packaging LLC
4.500% due 10/01/2021	50	50
Berry Plastics Holding Corp.
3.750% due 01/06/2021	136	136
Biomet, Inc.
3.674% due 07/25/2017	225	225
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	111	111
8.500% due 03/26/2020	220	220
BMC Software Finance, Inc.
5.000% due 09/10/2020	789	770
Boyd Gaming Corp.
4.000% due 08/14/2020	114	114
Brand Energy & Infrastructure Services, Inc.
4.750% due 11/26/2020	196	191
Brickman Group Ltd. LLC
4.000% - 5.250% due 12/18/2020	173	172
7.500% due 12/18/2021	150	151
Burger King Worldwide, Inc.
4.500% due 12/12/2021	396	401
Cable & Wireless Communications
5.500% due 04/28/2017	85	85
6.500% due 11/06/2016	75	75
Cactus Wellhead LLC
7.000% due 07/31/2020	40	26
Calpine Corp.
4.000% due 04/01/2018	317	318
Capsugel Holdings U.S., Inc.
3.500% due 08/01/2018	75	75
Carros Finance Luxembourg SARL
4.500% due 09/30/2021	90	90
Catalent Pharma Solutions, Inc.
4.250% due 05/20/2021	218	219
CD&R Millennium Holdco SARL
4.500% due 07/31/2021	109	109
CDRH Parent, Inc.
5.250% due 07/01/2021	50	50
Charter Communications Operating LLC
4.250% due 09/12/2021	290	293
Chrysler Group LLC
3.250% due 12/31/2018	273	273
3.500% due 05/24/2017	25	25
CityCenter Holdings LLC
4.250% due 10/16/2020	125	126
Clear Channel Communications, Inc.
6.928% due 01/30/2019	200	191
CNO Financial Group, Inc.
3.750% due 09/28/2018	185	186
Commercial Barge Line Co.
7.500% due 09/20/2019	156	157
Community Health Systems, Inc.
3.428% due 12/31/2018	1	1
4.250% due 01/27/2021	519	522
Convatec, Inc.
4.000% due 12/22/2016	260	261
Covis Pharma Holdings SARL
6.000% due 04/24/2019	290	290
CPG International, Inc.
4.750% due 09/30/2020	369	364
Crosby U.S. Acquisition Corp.
3.750% due 11/23/2020	148	137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 11/22/2021		$225	$200
Crown Castle Operating Co.
3.000% due 01/31/2021		25	25
Cumulus Media Holdings, Inc.
4.250% due 12/19/2020		185	182
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021		199	199
Dealer Tire LLC
5.500% due 12/22/2021		25	25
Dealertrack Technologies, Inc.
3.250% due 02/24/2021		143	143
Dell, Inc.
4.500% due 04/29/2020		400	403
Delos Finance SARL
3.500% due 03/06/2021		25	25
Delta SARL
4.750% due 07/31/2021		298	296
7.750% due 07/31/2022		81	81
Deutsche Raststatten Gruppe GmbH
3.521% due 12/10/2019	EUR	50	54
Diamond Resorts Corp.
5.500% due 05/09/2021		$149	150
Diamond U.S. Holding LLC
4.750% due 12/17/2021		30	30
DJO Finance LLC
4.250% due 09/15/2017		368	369
Dole Food Co., Inc.
3.250% - 4.500% due 11/01/2018		239	239
Dollar Tree, Inc.
4.250% due 03/09/2022		200	202
Doosan Infracore International, Inc.
4.500% due 05/27/2021		291	295
Dynegy Holdings, Inc.
4.000% due 04/23/2020		170	171
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		655	659
Envision Healthcare Corp.
4.000% due 05/25/2018		267	269
EP Energy LLC
3.500% due 05/24/2018		33	32
ESH Hospitality, Inc.
5.000% due 06/24/2019		156	158
Essar Steel Algoma, Inc.
7.500% - 8.750% due 08/09/2019		50	48
First Data Corp.
3.674% due 03/24/2017		25	25
3.674% due 03/24/2018		450	450
Freescale Semiconductor, Inc.
4.250% due 03/01/2020		265	266
5.000% due 01/15/2021		147	147
Gardner Denver, Inc.
4.250% due 07/30/2020		18	17
Gates Global, Inc.
4.250% due 07/03/2021		254	253
GCI Holdings, Inc.
4.750% due 02/02/2022		75	75
Generac Power Systems, Inc.
3.250% due 05/31/2020		261	261
Genesys Telecom Holdings U.S., Inc.
4.500% due 11/13/2020		148	149
Getty Images, Inc.
4.750% due 10/18/2019		359	304
GFA Brands, Inc.
4.500% due 07/09/2020		379	380
Global Cash Access, Inc.
6.250% due 12/18/2020		50	50

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019		$208	$210
Granite Acquisition, Inc.
5.000% due 12/19/2021		50	50
Gray Television, Inc.
3.750% due 06/13/2021		67	67
H.J. Heinz Co.
3.250% due 06/05/2020		285	286
HCA, Inc.
2.928% due 03/31/2017		15	15
3.025% due 05/01/2018		15	15
HD Supply, Inc.
4.000% due 06/28/2018		314	315
Headwaters, Inc.
TBD% due 03/24/2022		50	50
Hearthside Group Holdings LLC
4.500% due 06/02/2021		74	75
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		457	458
Hub International Ltd.
4.000% due 10/02/2020		269	268
Huntsman International LLC
3.750% due 08/12/2021		274	276
Iasis Healthcare LLC
4.500% due 05/03/2018		182	183
Iglo Foods Group Ltd.
5.253% due 06/30/2020	GBP	100	149
Ikaria, Inc.
5.000% due 02/12/2021		$158	158
8.750% due 02/12/2022		50	51
Immucor, Inc.
5.000% due 08/17/2018		50	50
IMS Health, Inc.
3.500% due 03/17/2021		127	127
Ineos U.S. Finance LLC
TBD% due 03/31/2022		150	150
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		200	199
Interactive Data Corp.
4.750% due 05/02/2021		273	275
ION Media Networks, Inc.
4.750% due 12/18/2020		25	25
J. Crew Group, Inc.
4.000% due 03/05/2021		223	208
Jazz Pharmaceuticals, Inc.
3.250% due 06/12/2018		99	99
KAR Auction Services, Inc.
3.500% due 03/07/2021		74	74
Kinetic Concepts, Inc.
4.000% due 11/04/2016		41	41
4.500% due 05/04/2018		168	168
Kronos Worldwide, Inc.
4.750% due 02/18/2020		149	149
Kronos, Inc.
4.500% due 10/30/2019		344	345
9.750% due 04/30/2020		25	26
La Quinta Intermediate Holdings LLC
4.000% due 04/14/2021		163	164
Level 3 Financing, Inc.
4.500% due 01/31/2022		225	226
Live Nation Entertainment, Inc.
3.500% due 08/17/2020		239	238
LTS Buyer LLC
4.000% due 04/11/2020		147	147
MacDermid, Inc.
4.750% due 06/07/2020		75	75

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maxim Crane Works LP
10.250% due 11/26/2018	$325	$320
MCC Iowa LLC
3.750% due 06/30/2021	60	59
McJunkin Red Man Corp.
5.000% due 11/09/2019	197	190
Media General, Inc.
4.250% due 07/31/2020	24	25
MGM Resorts International
3.500% due 12/20/2019	417	416
Michaels Stores, Inc.
3.750% due 01/28/2020	192	192
Midas Intermediate Holdco LLC
4.750% due 08/18/2021	50	50
Millennium Laboratories, Inc.
5.250% due 04/15/2021	322	325
Minerals Technologies, Inc.
4.000% due 05/07/2021	140	141
MPG Holdco I, Inc.
4.250% due 10/20/2021	98	99
MPH Acquisition Holdings LLC
3.750% due 03/31/2021	151	150
Mueller Water Products, Inc.
4.000% due 11/25/2021	75	75
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	199	198
National Financial Partners Corp.
4.500% due 07/01/2020	315	315
NBTY, Inc.
3.500% due 10/01/2017	100	99
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	256	256
New Albertson’s, Inc.
4.750% due 06/27/2021	214	215
NGPL PipeCo LLC
6.750% due 09/15/2017	22	21
North American Lifting Holdings, Inc.
5.500% due 11/27/2020	74	71
Norwegian Cruise Line Holdings Ltd.
4.000% due 10/19/2021	50	50
Numericable U.S. LLC
4.500% due 05/21/2020	673	677
Onex Wizard U.S. Acquisition, Inc.
TBD% due 03/13/2022	85	86
Orion Engineered Carbons GmbH
5.000% due 07/25/2021	25	25
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	422	418
OSI Restaurant Partners LLC
3.500% due 10/26/2019	73	73
Par Pharmaceutical Companies, Inc.
4.000% due 09/30/2019	123	123
Party City Holdings, Inc.
4.000% - 5.250% due 07/27/2019	158	158
Performance Food Group Co.
6.250% due 11/14/2019	49	49
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	342	342
PetSmart, Inc.
5.000% due 03/11/2022	310	313
Pharmaceutical Product Development LLC
4.000% due 12/05/2018	443	443
PharMEDium Healthcare Corp.
4.250% due 01/28/2021	71	71
7.750% due 01/28/2022	75	75
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	53	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pinnacle Foods Finance LLC
3.000% due 04/29/2020	$78	$78
Playa Resorts Holding BV
4.000% due 08/09/2019	49	49
Ply Gem Industries, Inc.
4.000% due 02/01/2021	124	123
PODS LLC
5.250% due 02/02/2022	40	40
Polarpak, Inc.
4.500% - 5.500% due 06/07/2020	44	44
Post Holdings, Inc.
3.750% due 06/02/2021	150	150
PRA Holdings, Inc.
4.500% due 09/23/2020	179	179
Prestige Brands, Inc.
4.500% due 09/03/2021	115	115
Realogy Corp.
3.750% due 03/05/2020	343	343
Reynolds Group Holdings, Inc.
4.500% due 12/01/2018	286	287
Riverbed Technology, Inc.
TBD% due 02/19/2022	100	101
Roofing Supply Group LLC
5.000% due 05/31/2019	270	267
RPI Finance Trust
3.500% due 11/09/2020	224	226
Sabine Oil & Gas LLC
8.750% due 12/31/2018	275	133
Sage Products Holdings LLC
5.000% due 12/13/2019	348	352
9.250% due 06/13/2020	50	51
Scientific Games International, Inc.
6.000% due 10/18/2020	209	209
6.000% due 10/01/2021	100	100
Seadrill Partners Finco LLC
4.000% due 02/21/2021	385	307
Sensata Technologies BV
3.500% due 10/14/2021	75	75
Sequa Corp.
5.250% due 06/19/2017	342	320
Serta Simmons Holdings LLC
4.250% due 10/01/2019	237	238
Shield Finance Co. SARL
5.000% due 01/27/2021	173	174
Ship Us Bidco, Inc.
4.750% due 11/29/2019	190	191
Signode Industrial Group US, Inc.
3.750% due 05/01/2021	60	59
Smart & Final Stores LLC
4.750% due 11/15/2019	165	166
Southcross Energy Partners LP
5.250% due 08/04/2021	74	73
Station Casinos LLC
4.250% due 03/02/2020	275	276
STHI Holding Corp.
4.500% due 08/06/2021	50	50
Styrolution U.S. Holdings LLC
6.500% due 11/07/2019	50	50
Sun Products Corp.
5.500% due 03/23/2020	192	186
SunGard Data Systems, Inc.
4.000% due 03/08/2020	44	44
Surgery Center Holdings, Inc.
5.250% due 11/03/2020	75	75
Syniverse Holdings, Inc.
4.000% due 04/23/2019	391	371

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	157

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tallgrass Operations LLC
4.250% due 11/13/2018	$10	$10
Telesat Canada
3.500% due 03/28/2019	223	222
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	196	198
TI Group Automotive Systems LLC
4.250% due 07/02/2021	149	149
Tibco Software, Inc.
6.500% due 12/04/2020	125	125
Trans Union LLC
4.000% due 04/09/2021	212	213
Tribune Co.
4.000% due 12/27/2020	401	402
Truven Health Analytics, Inc.
4.500% due 06/06/2019	225	225
U.S. Renal Care, Inc.
4.250% due 07/03/2019	320	321
United Surgical Partners International, Inc.
4.750% due 04/03/2019	260	261
Univision Communications, Inc.
4.000% due 03/01/2020	453	453
UPC Financing Partnership
3.250% due 06/30/2021	100	99
US Foods, Inc.
4.500% due 03/29/2019	148	148
USI, Inc.
TBD% due 12/27/2019	269	268
Valeant Pharmaceuticals International, Inc.
TBD% due 03/10/2022	182	183
TBD% due 03/13/2022	238	239
3.500% due 02/13/2019	41	41
3.500% due 08/05/2020	348	349
Vantiv LLC
3.750% due 06/13/2021	153	154
Walter Investment Management Corp.
4.750% due 12/19/2020	321	296
Waste Industries USA, Inc.
TBD% due 02/27/2020	35	35
Weight Watchers International, Inc.
4.000% due 04/02/2020	158	85
Westmoreland Coal Co.
7.500% due 12/16/2020	224	225
Wilsonart LLC
4.000% due 10/31/2019	313	313
Windstream Corp.
3.500% due 08/08/2019	173	172
3.500% due 01/23/2020	49	49
WMG Acquisition Corp.
3.750% due 07/01/2020	194	190
WNA Holdings, Inc.
4.500% due 05/30/2020	28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WTG Holdings Corp.
4.750% due 01/15/2021		$198	$197
York Risk Services Holding Corp.
4.750% due 10/01/2021		75	75
Zebra Technologies Corp.
4.750% due 10/27/2021		24	25
Zuffa LLC
3.750% due 02/25/2020		123	123

Total Bank Loan Obligations (Cost $42,673)			42,275

CORPORATE BONDS & NOTES 2.8%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
4.125% due 03/30/2020		25	25
Navient Corp.
5.875% due 03/25/2021		25	25

			50

INDUSTRIALS 2.5%
Altice Financing S.A.
6.625% due 02/15/2023		200	207
California Resources Corp.
5.000% due 01/15/2020		25	23
5.500% due 09/15/2021		25	22
6.000% due 11/15/2024		33	29
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		25	22
Family Tree Escrow LLC
5.750% due 03/01/2023		25	26
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	100	109
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$25	23
Masonite International Corp.
5.625% due 03/15/2023		25	26
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019		40	26
Post Holdings, Inc.
6.000% due 12/15/2022		15	14
6.750% due 12/01/2021		25	25
Project Homestake Merger Corp.
8.875% due 03/01/2023		10	10
Schaeffler Finance BV
2.500% due 05/15/2020 (a)	EUR	100	108
Springs Industries, Inc.
6.250% due 06/01/2021		$50	50
United Rentals North America, Inc.
4.625% due 07/15/2023		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Univision Communications, Inc.
5.125% due 02/15/2025	$25	$26
UPCB Finance Ltd.
5.375% due 01/15/2025 (a)	200	200
USG Corp.
5.500% due 03/01/2025	25	25
VRX Escrow Corp.
5.375% due 03/15/2020	50	51
WPX Energy, Inc.
5.250% due 09/15/2024	20	18
Wynn Las Vegas LLC
5.500% due 03/01/2025	50	51

		1,192

UTILITIES 0.2%
Genesis Energy LP
5.625% due 06/15/2024	25	24
Sprint Corp.
7.125% due 06/15/2024	50	49

		73

Total Corporate Bonds & Notes (Cost $1,363)		1,315

Total Investments in Securities (Cost $44,036)		43,590

	SHARES
INVESTMENTS IN AFFILIATES 8.8%

SHORT-TERM INSTRUMENTS 8.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.8%
PIMCO Short-Term Floating NAV Portfolio	1,484	15
PIMCO Short-Term Floating NAV Portfolio III	423,858	4,203

Total Short-Term Instruments (Cost $4,218)		4,218

Total Investments in Affiliates (Cost $4,218)		4,218

Total Investments 99.8% (Cost $48,254)		$47,808

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		8

Other Assets and Liabilities, net 0.2%		108

Net Assets 100.0%		$47,924

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	05/2015		EUR	143	$		163	$9	$0

HUS	04/2015	$		166		GBP	108	0	(6)

MSB	04/2015		GBP	199	$		300	5	0

Total Forward Foreign Currency Contracts								$14	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$9	$0	$0	$9	$0	$0	$0	$0	$9	$0	$9
HUS	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
MSB	5	0	0	5	0	0	0	0	5	0	5

Total Over the Counter	$14	$0	$0	$14	$(6)	$0	$0	$(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$18	$0	$0	$0	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$95	$0	$95

	$0	$18	$0	$95	$0	$113

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1)	$0	$0	$0	$(1)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9	$0	$9

	$0	$(1)	$0	$9	$0	$8

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	159

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$40,347	$1,928	$42,275
Corporate Bonds & Notes
Banking & Finance	0	50	0	50
Industrials	200	992	0	1,192
Utilities	0	73	0	73
	$200	$41,462	$1,928	$43,590

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,218	$0	$0	$4,218

Total Investments	$4,418	$41,462	$1,928	$47,808

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6)	$0	$(6)

Totals	$4,418	$41,470	$1,928	$47,816

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$2,060	$981	$(1,078)	$0	$(7)	$(7)	$1,028	$(1,049)	$1,928	$(1)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$1,928	Third Party Vendor	Broker Quote	65.00-101.25

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.8%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.5%
Countrywide Financial Corp.
6.250% due 05/15/2016	$5,000	$5,261
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	2,000	290

		5,551

INDUSTRIALS 0.7%
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	7,592	8,009
UAL Pass-Through Trust
6.636% due 01/02/2024	951	1,028

		9,037

Total Corporate Bonds & Notes (Cost $15,165)		14,588

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.234% due 12/25/2036	13	12
0.236% due 12/25/2036	244	244
0.294% due 03/25/2034	192	191
0.374% due 05/25/2035	51	51
0.474% due 01/25/2034	37	38
0.524% due 05/25/2042 - 09/25/2042	352	358
0.574% due 08/25/2017 - 12/25/2033	229	230
0.577% due 11/17/2030 - 05/18/2032	136	137
0.614% due 05/25/2036	83	83
0.624% due 10/25/2030	76	77
0.627% due 09/17/2027 - 10/18/2030	156	158
0.630% due 03/25/2027	108	107
0.643% due 03/25/2027	244	241
0.674% due 08/25/2031 - 01/25/2033	163	166
0.677% due 11/18/2030	47	47
0.724% due 12/25/2021 - 12/25/2030	71	72
0.774% due 04/25/2022 - 12/25/2023	70	71
0.824% due 10/25/2022 - 11/25/2031	148	151
0.874% due 09/25/2022 - 04/25/2032	107	108
0.924% due 05/25/2022	65	66
0.974% due 09/25/2020	28	29
1.004% due 01/25/2022	50	51
1.174% due 12/25/2023 - 04/25/2032	378	388
1.321% due 07/01/2042 - 07/01/2044	948	971
1.324% due 04/25/2023 - 10/25/2023	137	142
1.371% due 09/01/2041	50	51
1.374% due 05/25/2022 - 01/25/2024	202	208
1.521% due 09/01/2040	7	7
1.625% due 07/01/2017 - 08/01/2028	235	247
1.650% due 06/01/2033	263	279
1.687% due 07/01/2033	259	260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.688% due 05/01/2034	$114	$119
1.700% due 03/25/2022 - 10/01/2034	377	395
1.731% due 05/01/2032	64	69
1.750% due 11/01/2036	178	183
1.766% due 04/01/2028	64	66
1.780% due 07/01/2035	433	460
1.787% due 04/01/2033 - 06/01/2035	245	258
1.788% due 09/01/2033	54	57
1.790% due 10/01/2032 - 12/01/2032	79	82
1.792% due 09/01/2033	267	280
1.800% due 10/25/2021	17	17
1.810% due 05/01/2035	139	146
1.825% due 01/01/2033	25	27
1.827% due 07/01/2036	98	100
1.828% due 12/01/2032	119	122
1.840% due 10/01/2032 - 05/01/2034	211	216
1.841% due 01/01/2035	15	16
1.843% due 04/01/2035	29	31
1.858% due 06/01/2020	2	2
1.865% due 11/01/2033	304	319
1.870% due 10/01/2035 - 07/01/2036	590	614
1.876% due 02/01/2037	70	74
1.889% due 10/01/2024	16	17
1.893% due 03/01/2034	304	317
1.895% due 01/01/2035	198	209
1.897% due 06/01/2034 - 09/01/2034	168	173
1.898% due 04/25/2023	15	15
1.900% due 09/01/2033	401	420
1.914% due 02/01/2035	331	348
1.915% due 01/01/2034 - 01/01/2035	212	219
1.921% due 07/01/2022 - 08/01/2032	8	8
1.925% due 09/01/2033	110	116
1.933% due 01/01/2033	132	132
1.937% due 07/01/2034	178	187
1.940% due 07/01/2035	112	118
1.942% due 07/01/2027 - 11/01/2040	60	63
1.950% due 02/01/2035	64	68
1.958% due 07/01/2034	462	487
1.967% due 11/01/2035	67	69
2.004% due 12/01/2034	39	42
2.020% due 07/01/2033	253	269
2.025% due 11/01/2022 - 05/01/2030	28	28
2.034% due 04/01/2034	57	61
2.035% due 08/01/2035	156	160
2.040% due 08/01/2033	1	1
2.042% due 11/01/2035	104	109
2.044% due 07/01/2037	139	146
2.046% due 07/01/2034	149	158
2.064% due 04/01/2037	93	99
2.070% due 04/01/2034	49	51
2.088% due 08/01/2033	4	5
2.090% due 09/01/2033	310	329
2.095% due 11/01/2034	308	327
2.096% due 11/01/2034	32	34
2.099% due 08/01/2035	336	362
2.100% due 07/01/2034	63	66
2.101% due 03/01/2035	367	390
2.105% due 01/01/2037	10	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.110% due 07/01/2033 - 12/01/2034	$370	$394
2.113% due 07/01/2035	4	4
2.115% due 11/01/2032	39	42
2.120% due 02/01/2035 - 06/01/2035	464	474
2.125% due 08/01/2032 - 10/01/2034	392	408
2.129% due 05/01/2033	20	21
2.133% due 11/01/2035	47	49
2.136% due 05/01/2036	143	153
2.150% due 01/01/2034	5	5
2.153% due 09/01/2033 - 01/01/2034	128	132
2.154% due 12/01/2036	255	273
2.160% due 02/01/2035	98	104
2.162% due 01/01/2035	110	117
2.169% due 07/01/2035	15	16
2.170% due 04/01/2034	176	180
2.173% due 12/01/2035	7	8
2.183% due 07/01/2033	15	16
2.195% due 11/01/2033	409	427
2.197% due 02/01/2034	163	172
2.201% due 02/01/2032 - 02/01/2034	415	441
2.211% due 01/01/2033	32	35
2.214% due 11/01/2026	260	271
2.217% due 04/01/2033	22	23
2.219% due 01/01/2036	9	10
2.225% due 06/01/2037	87	93
2.230% due 11/01/2033	170	181
2.238% due 10/01/2035	57	61
2.239% due 02/01/2034	128	137
2.240% due 06/01/2027	13	13
2.250% due 06/01/2019 - 03/01/2036	314	324
2.256% due 03/01/2033 - 08/01/2035	278	289
2.260% due 11/01/2043	121	124
2.263% due 11/01/2034	43	46
2.265% due 04/01/2040	572	614
2.268% due 01/01/2033	13	14
2.273% due 04/01/2035	50	52
2.275% due 03/01/2035 - 04/01/2036	132	135
2.280% due 03/01/2034	23	23
2.284% due 01/01/2035 - 09/01/2036	255	267
2.287% due 04/01/2036	115	118
2.293% due 12/01/2033	109	114
2.295% due 11/01/2034 - 07/01/2036	215	224
2.297% due 05/01/2033	42	44
2.300% due 01/01/2036	397	427
2.307% due 11/01/2031	27	29
2.309% due 11/01/2033	186	199
2.313% due 11/01/2033	351	375
2.315% due 05/01/2035	114	116
2.317% due 12/01/2033 - 05/01/2037	616	645
2.320% due 07/01/2037	190	204
2.321% due 02/01/2035	110	118
2.323% due 03/01/2033	13	14
2.325% due 03/01/2035	18	19
2.330% due 08/01/2033 - 10/01/2033	600	630
2.335% due 12/01/2033 - 09/01/2035	681	706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	161

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.340% due 09/01/2034	$155	$159
2.345% due 06/01/2030	22	22
2.348% due 07/01/2035	112	120
2.350% due 12/01/2036	23	24
2.355% due 01/01/2033 - 12/01/2035	281	290
2.359% due 06/01/2036	164	179
2.360% due 02/01/2036	105	112
2.365% due 10/01/2043	17	18
2.370% due 04/01/2036	210	215
2.375% due 02/01/2034 - 01/01/2035	749	787
2.376% due 04/01/2033	3	3
2.379% due 07/01/2029	20	21
2.390% due 07/01/2026	322	339
2.398% due 05/01/2036	292	311
2.400% due 09/01/2032 - 04/01/2035	85	90
2.401% due 01/01/2019	66	68
2.419% due 10/01/2033	148	153
2.420% due 12/01/2035	68	69
2.426% due 03/01/2033	98	105
2.455% due 01/01/2036	24	26
2.470% due 06/01/2034	293	295
2.488% due 11/01/2034	31	33
2.492% due 09/01/2029 - 08/01/2034	645	670
2.502% due 12/01/2032	164	165
2.508% due 06/01/2030	2	2
2.518% due 09/01/2035	647	689
2.523% due 03/01/2035	265	285
2.530% due 07/01/2017	5	5
2.540% due 04/01/2035	44	46
2.542% due 08/01/2033	634	669
2.565% due 08/01/2037	649	678
2.625% due 03/01/2034 - 06/01/2034	237	243
2.633% due 12/01/2030	4	5
2.687% due 12/01/2018	5	5
2.705% due 03/01/2036	166	170
2.720% due 07/01/2019	3	3
2.755% due 07/01/2019	7	7
2.853% due 04/01/2033	265	266
2.971% due 09/01/2035	347	372
2.990% due 09/01/2017 - 08/01/2024	12	13
3.000% due 12/01/2018 - 05/01/2036	398	416
3.075% due 01/01/2018	4	4
3.093% due 03/01/2030	668	695
3.094% due 08/25/2042	52	57
3.215% due 09/01/2018	8	8
3.270% due 05/01/2036	129	136
3.310% due 02/25/2032	81	83
3.813% due 05/01/2036	126	133
4.000% due 08/25/2018	10	10
4.240% due 06/01/2021	16	16
4.500% due 09/25/2018	25	26
5.000% due 09/25/2016	6	6
5.240% due 03/01/2038	103	106
5.500% due 03/25/2017 - 08/25/2020	30	31
5.824% due 12/25/2042	194	219
6.000% due 02/25/2017 - 08/25/2044	108	119
6.250% due 05/25/2042	45	50
6.454% due 11/01/2047	383	383
6.500% due 07/25/2021 - 01/25/2044	1,096	1,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.516% due 09/01/2024	$548	$575
6.700% due 10/01/2047	123	125
7.000% due 02/25/2023 - 02/25/2044	165	186
7.500% due 05/01/2028 - 05/25/2042	57	63
8.000% due 08/25/2022 - 10/01/2026	165	185
9.000% due 03/25/2020 - 01/01/2026	97	105
9.500% due 07/01/2021	12	12
Freddie Mac
0.434% due 08/25/2031	769	752
0.454% due 09/25/2031	444	416
0.475% due 03/15/2036	8	8
0.524% due 06/25/2029	122	113
0.525% due 10/15/2028 - 03/15/2029	120	121
0.574% due 05/25/2043	1,522	1,513
0.575% due 07/15/2026 - 01/15/2033	245	247
0.625% due 03/15/2024 - 08/15/2029	266	268
0.675% due 05/15/2023 - 01/15/2032	295	299
0.725% due 08/15/2029 - 03/15/2032	257	261
0.775% due 08/15/2022 - 12/15/2031	372	377
0.875% due 04/15/2022	26	27
1.220% due 10/25/2044	1,079	1,108
1.314% due 02/25/2045	97	99
1.521% due 07/25/2044	5,421	5,532
1.693% due 09/01/2037	393	401
1.887% due 12/01/2035	73	77
1.921% due 01/01/2030	71	73
1.942% due 02/01/2019	31	31
1.964% due 03/01/2035	78	83
2.040% due 09/01/2034 - 01/01/2037	222	228
2.100% due 08/01/2033	42	45
2.136% due 04/01/2036	411	413
2.165% due 08/01/2035	239	245
2.166% due 08/01/2035	10	11
2.200% due 10/01/2027	19	20
2.230% due 11/01/2036 - 12/01/2036	820	866
2.231% due 08/01/2035	375	395
2.235% due 07/01/2036	1	1
2.241% due 06/01/2036	85	86
2.244% due 02/01/2037	27	29
2.250% due 11/01/2029	79	80
2.258% due 12/01/2034	262	277
2.260% due 07/01/2035	212	225
2.261% due 05/01/2035	295	314
2.266% due 09/01/2034	52	56
2.271% due 09/01/2035	28	30
2.272% due 07/01/2035	11	12
2.282% due 11/01/2024	38	38
2.290% due 09/01/2035 - 07/01/2036	455	469
2.295% due 09/01/2037	409	434
2.325% due 07/01/2033	35	36
2.328% due 08/01/2036	58	59
2.340% due 09/01/2035	20	21
2.350% due 12/01/2024 - 05/01/2035	616	642
2.353% due 01/01/2036	19	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.370% due 06/01/2035 - 01/01/2036	$141	$151
2.375% due 04/01/2032 - 11/01/2036	522	558
2.379% due 04/01/2034	275	292
2.380% due 03/01/2036	466	496
2.383% due 05/01/2033	3	4
2.385% due 03/01/2032 - 04/01/2032	401	427
2.388% due 01/01/2030	183	191
2.391% due 03/01/2030	83	84
2.398% due 02/01/2036	29	31
2.405% due 09/01/2034 - 11/01/2036	947	1,003
2.411% due 04/01/2035	134	138
2.420% due 04/01/2036	33	34
2.423% due 02/01/2035	77	81
2.439% due 01/01/2034 - 11/01/2034	1,458	1,541
2.457% due 09/01/2034	168	172
2.461% due 06/01/2035	6	6
2.480% due 09/01/2035	114	117
2.484% due 01/01/2037	9	10
2.487% due 12/01/2034	23	25
2.492% due 02/01/2036	58	63
2.493% due 09/01/2035	139	148
2.496% due 04/01/2034	10	11
2.500% due 03/01/2035	244	249
2.505% due 01/01/2035	85	86
2.506% due 02/01/2036	14	15
2.515% due 12/01/2035	52	55
2.585% due 08/01/2037	517	545
2.610% due 12/01/2034 - 02/01/2036	52	54
2.629% due 08/01/2023	14	14
2.662% due 02/01/2035	699	751
2.667% due 10/01/2035	408	433
2.748% due 03/01/2035	111	118
2.967% due 01/01/2027	319	334
3.024% due 07/01/2019	2	3
3.500% due 03/15/2018	1	1
3.606% due 09/01/2030	331	352
3.616% due 04/01/2030	624	666
4.500% due 03/15/2021 - 04/15/2032	309	347
5.124% due 08/01/2035	60	64
5.500% due 05/15/2017 - 10/15/2032	33	36
5.671% due 03/01/2036	13	14
6.000% due 09/15/2016 - 05/01/2035	118	130
6.010% due 09/01/2036	407	412
6.057% due 07/01/2037	580	622
6.250% due 12/15/2023	11	12
7.000% due 06/01/2017 - 07/15/2027	102	117
8.500% due 11/15/2021	129	149
Ginnie Mae
0.375% due 01/16/2031	24	24
0.526% due 06/20/2032	50	50
0.575% due 03/16/2029 - 02/16/2032	148	148
0.625% due 03/16/2031	46	47
0.675% due 04/16/2030 - 04/16/2032	109	110
1.625% due 07/20/2026 - 04/20/2033	1,973	2,047

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 02/20/2025	$13	$13

Total U.S. Government Agencies (Cost $65,552)		67,831

MORTGAGE-BACKED SECURITIES 49.1%
Adjustable Rate Mortgage Trust
0.424% due 10/25/2035	23	21
0.914% due 02/25/2035	338	336
2.632% due 11/25/2035 ^	456	391
2.677% due 03/25/2035	81	80
American Home Mortgage Investment Trust
0.464% due 02/25/2045	3,736	3,722
2.003% due 09/25/2035	10,462	10,383
2.069% due 10/25/2034	306	307
2.378% due 02/25/2045	609	609
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	1,222	1,269
Banc of America Alternative Loan Trust
6.000% due 04/25/2036	548	565
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	2,650	2,728
5.361% due 02/10/2051	6,922	7,466
5.597% due 04/10/2049	239	239
Banc of America Funding Ltd.
0.392% due 11/03/2041	15,560	15,382
0.431% due 10/03/2039	4,167	4,109
Banc of America Funding Trust
2.620% due 11/20/2035 ^	302	269
2.645% due 05/25/2035	43,114	44,007
2.690% due 03/20/2035	54	54
Banc of America Mortgage Trust
2.621% due 02/25/2034	971	976
2.645% due 09/25/2033	6,079	6,062
2.664% due 01/25/2034	137	137
2.686% due 11/25/2034	36	36
2.691% due 01/25/2035	141	140
2.703% due 10/25/2034	37	37
2.706% due 04/25/2034	201	200
2.725% due 09/25/2033	271	268
2.735% due 05/25/2033	635	636
2.740% due 10/25/2033	873	880
2.791% due 11/25/2033	166	167
3.091% due 02/25/2033	220	219
5.000% due 12/25/2018	20	20
5.016% due 10/25/2035	199	193
6.500% due 09/25/2033	366	379
BCAP LLC Trust
0.291% due 07/26/2036	175	175
0.301% due 06/26/2037	2,423	2,370
0.364% due 12/21/2046	177	177
0.381% due 02/26/2036	6,712	6,430
1.999% due 05/26/2037	1,588	1,588
2.011% due 12/26/2036	2,435	2,435
2.100% due 07/26/2037	519	519
2.131% due 06/26/2037	466	465
2.277% due 02/26/2037	456	457
2.352% due 11/26/2035	4,267	4,240
2.404% due 03/26/2037	1,040	1,047
2.569% due 10/26/2035	1,158	1,159
2.611% due 10/26/2036	653	651
2.612% due 07/26/2036	1,503	1,508
2.620% due 05/20/2035	2,237	2,243
2.635% due 02/26/2036	8,401	8,403
2.650% due 10/26/2035	2,346	2,366
2.659% due 05/26/2037	1,150	1,155
2.712% due 04/26/2037	3,725	3,691
2.731% due 05/26/2047	1,642	1,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.528% due 07/26/2037	$965	$976
5.250% due 06/26/2035	3,536	3,689
5.388% due 04/26/2037	523	525
5.500% due 12/26/2035	1,939	1,967
5.500% due 02/26/2036	2,678	2,763
6.000% due 08/26/2037	1,150	1,163
6.500% due 02/26/2036	5,377	5,260
BCRR Trust
5.796% due 08/17/2045	7,639	8,125
Bear Stearns Adjustable Rate Mortgage Trust
2.133% due 10/25/2033	1	1
2.354% due 02/25/2033	8	8
2.411% due 10/25/2033	41	41
2.500% due 01/25/2033	2,356	2,381
2.500% due 08/25/2033	2,956	2,984
2.510% due 04/25/2033	224	226
2.522% due 01/25/2035	119	114
2.584% due 10/25/2034	62	61
2.594% due 02/25/2033	11	10
2.610% due 05/25/2033	1	1
2.644% due 02/25/2034	165	165
2.669% due 11/25/2034	1,504	1,509
2.679% due 01/25/2034	720	721
2.680% due 03/25/2035	1,367	1,384
2.687% due 10/25/2035	814	815
2.690% due 05/25/2034	1,510	1,481
2.709% due 01/25/2035	129	128
2.722% due 01/25/2034	264	272
2.747% due 02/25/2034	978	944
3.012% due 07/25/2034	104	104
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	782	706
0.514% due 08/25/2036	14	10
2.619% due 11/25/2036	591	397
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	7,723	8,177
5.438% due 03/11/2039	10,582	10,837
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	117	108
2.454% due 12/25/2035 ^	187	171
2.466% due 02/25/2037	4,500	4,508
2.526% due 02/25/2037	2,084	1,954
Citigroup Mortgage Loan Trust, Inc.
0.971% due 08/25/2035 ^	654	513
1.930% due 09/25/2035	4,493	4,379
2.006% due 08/25/2034	12	12
2.280% due 09/25/2035	8,284	8,320
2.500% due 11/25/2035	768	764
2.530% due 05/25/2035	297	295
2.597% due 03/25/2034	85	84
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	298	266
Countrywide Alternative Loan Trust
0.374% due 06/25/2037	2,720	2,258
0.951% due 09/25/2034	2,553	2,513
1.597% due 08/25/2035	5,175	4,882
2.630% due 06/25/2037	1,109	271
4.806% due 10/25/2035 ^	204	169
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 08/25/2035	285	213
0.714% due 02/25/2035	336	320
2.330% due 02/20/2036	74	63
2.332% due 08/25/2033	225	213
2.347% due 08/25/2034	2,120	1,877
2.408% due 11/25/2034	4,515	4,289
2.424% due 06/20/2035	385	370
2.428% due 12/25/2033	225	225
2.535% due 11/19/2033	90	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.741% due 11/19/2033	$25	$24
5.500% due 10/25/2035 ^	505	461
5.500% due 11/25/2035 ^	453	439
Credit Suisse First Boston Mortgage Securities Corp.
1.928% due 07/25/2033	99	96
2.244% due 07/25/2033	520	517
2.294% due 03/25/2034	36	36
2.367% due 10/25/2033	991	1,003
2.498% due 01/25/2034	1,445	1,436
2.529% due 11/25/2032	21	20
2.705% due 11/25/2034	2,042	2,064
Credit Suisse Mortgage Capital Certificates
4.529% due 07/26/2037	10,542	10,693
5.695% due 09/15/2040	300	314
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	107	110
5.250% due 06/25/2035	381	389
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^	11	7
Deutsche Mortgage & Asset Receiving Corp.
1.274% due 07/27/2045	14,447	14,323
First Horizon Alternative Mortgage Securities Trust
2.188% due 08/25/2034	682	675
2.250% due 07/25/2035	326	264
First Horizon Mortgage Pass-Through Trust
0.444% due 02/25/2035	140	127
0.657% due 02/25/2035	841	786
2.623% due 04/25/2035	1,011	995
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030	244	245
First Republic Mortgage Loan Trust
0.975% due 11/15/2032	318	301
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	5,079	5,434
GMAC Commercial Mortgage Securities, Inc.
6.481% due 09/15/2033	6,245	6,371
GMAC Mortgage Corp. Loan Trust
2.804% due 11/19/2035	390	374
GS Mortgage Securities Trust
1.925% due 07/15/2031	10,000	10,030
GSR Mortgage Loan Trust
0.364% due 08/25/2046	817	792
0.524% due 01/25/2034	507	489
1.860% due 03/25/2033	23	23
2.097% due 06/25/2034	253	246
2.235% due 06/25/2034	26	25
2.543% due 09/25/2034	7,794	7,380
2.599% due 05/25/2035	236	219
2.636% due 08/25/2034	196	192
2.671% due 09/25/2035	21,247	21,366
6.000% due 03/25/2032	10	10
HarborView Mortgage Loan Trust
0.368% due 02/19/2046	1,376	1,196
0.398% due 05/19/2035	88	74
2.197% due 06/19/2034	4,649	4,653
Impac CMB Trust
0.814% due 08/25/2035	2,673	2,401
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	54	53
IndyMac Mortgage Loan Trust
0.364% due 09/25/2046	695	599
0.954% due 05/25/2034	176	166
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	18	18
JPMorgan Chase Commercial Mortgage Securities Trust
5.694% due 02/12/2049	9,655	10,366

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	163

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
1.990% due 11/25/2033	$39	$39
2.241% due 07/25/2035	14,625	14,599
2.308% due 12/25/2034	61	61
2.344% due 11/25/2035	475	454
2.364% due 09/25/2034	3	3
2.430% due 11/25/2033	78	79
2.556% due 07/25/2035	955	925
2.566% due 10/25/2035	769	749
2.579% due 07/25/2035	994	997
2.591% due 04/25/2035	664	670
5.162% due 07/25/2035	74	73
MASTR Adjustable Rate Mortgages Trust
2.243% due 02/25/2034	401	393
2.470% due 01/25/2036	313	312
2.488% due 07/25/2034	2,656	2,476
2.531% due 08/25/2034	4,610	4,585
2.555% due 09/25/2033	844	847
2.611% due 08/25/2034	1,259	1,247
2.667% due 11/21/2034	2,388	2,427
2.669% due 01/25/2034	49	48
MASTR Asset Securitization Trust
5.500% due 09/25/2033	970	1,012
Merrill Lynch Mortgage Investors Trust
0.634% due 04/25/2029	2,279	2,201
0.794% due 08/25/2028	162	157
0.834% due 06/25/2028	391	375
1.205% due 03/25/2028	661	620
2.123% due 04/25/2029	1,375	1,360
2.129% due 04/25/2035	1,457	1,420
2.447% due 09/25/2033	22	22
2.464% due 02/25/2035	326	327
2.471% due 06/25/2035	1,146	1,122
2.600% due 02/25/2034	99	94
Morgan Stanley Capital Trust
5.447% due 02/12/2044	7,113	7,533
Morgan Stanley Mortgage Loan Trust
0.444% due 09/25/2035	5,067	5,039
0.494% due 01/25/2035	1,931	1,815
2.375% due 02/25/2034	8	8
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045	21,899	23,517
Nomura Asset Acceptance Corp.
0.954% due 10/25/2034	4	4
2.426% due 10/25/2035	81	76
3.192% due 05/25/2035	129	130
PNC Mortgage Acceptance Corp.
5.910% due 03/12/2034 ^	6,557	6,690
Prime Mortgage Trust
0.574% due 02/25/2019	1	1
0.574% due 02/25/2034	82	78
5.000% due 08/25/2034	100	102
6.000% due 02/25/2034	34	36
Provident Funding Mortgage Loan Trust
2.492% due 05/25/2035	92	93
RBSSP Resecuritization Trust
0.494% due 08/26/2045	516	483
Residential Accredit Loans, Inc. Trust
0.574% due 01/25/2033	92	91
0.604% due 02/25/2033	285	279
3.040% due 04/25/2035 ^	4	1
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	84	88
7.500% due 12/25/2031	608	638
Residential Asset Securitization Trust
3.750% due 10/25/2018	6	6
5.250% due 04/25/2034	270	282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
3.780% due 02/25/2036 ^	$286	$258
6.500% due 03/25/2032	24	25
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049	504	527
6.068% due 09/17/2039	9,998	10,720
Sequoia Mortgage Trust
0.635% due 03/20/2035	691	613
0.909% due 05/20/2034	2,366	2,273
0.936% due 04/20/2033	88	85
0.976% due 10/20/2027	302	296
1.884% due 07/20/2034	67	66
Silver Oak Ltd.
1.715% due 06/21/2018	19,000	19,227
Structured Adjustable Rate Mortgage Loan Trust
0.414% due 03/25/2035	229	194
0.474% due 09/25/2034	285	186
0.614% due 08/25/2035	1,430	1,343
2.404% due 06/25/2034	1,417	1,418
2.431% due 09/25/2034	499	505
2.444% due 08/25/2034	2,773	2,711
2.474% due 08/25/2034	1,634	1,595
Structured Asset Mortgage Investments Trust
0.858% due 11/19/2033	112	106
0.858% due 05/19/2035	463	452
0.878% due 12/19/2034	7,292	7,274
0.878% due 02/19/2035	6,788	6,585
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	13	13
2.116% due 07/25/2032	18	16
2.344% due 06/25/2033	4,366	4,218
2.369% due 03/25/2033	429	424
2.406% due 09/25/2033	113	112
2.479% due 11/25/2033	130	128
Thornburg Mortgage Securities Trust
0.814% due 09/25/2043	2,116	2,055
0.914% due 09/25/2044	1,778	1,716
2.229% due 04/25/2045	3,061	3,083
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	12,456	11,728
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 08/25/2046 ^	588	81
0.434% due 11/25/2045	9,454	8,745
0.444% due 12/25/2045	4,853	4,520
0.464% due 10/25/2045	6,098	5,637
0.464% due 12/25/2045	5,163	4,749
0.484% due 01/25/2045	6,397	5,976
0.494% due 08/25/2045	442	421
0.574% due 01/25/2045	2,498	2,385
0.594% due 07/25/2044	964	931
0.678% due 10/25/2044	589	552
0.894% due 11/25/2034	6,512	6,230
1.128% due 08/25/2046	130	110
1.328% due 11/25/2042	263	248
1.528% due 08/25/2042	24	23
2.192% due 08/25/2046	2,920	2,638
2.192% due 09/25/2046	7,557	6,950
2.277% due 02/25/2037 ^	571	495
2.330% due 10/25/2035	1,847	438
2.381% due 08/25/2033	1,464	1,084
2.393% due 09/25/2035	1,000	965
2.419% due 10/25/2033	574	587
Washington Mutual Mortgage Pass-Through Certificates Trust
1.770% due 02/25/2031	1	1
2.024% due 02/25/2033	34	32
2.225% due 02/25/2033	41	41
2.333% due 11/25/2030	217	217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.407% due 06/25/2033	$60	$61
7.000% due 03/25/2034	115	122
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	496	423
2.481% due 12/25/2033	134	134
2.490% due 01/25/2034	194	193
2.506% due 10/25/2033	53	54
2.602% due 08/25/2033	568	581
2.602% due 06/25/2035	98	99
2.604% due 04/25/2036 ^	29	28
2.607% due 06/25/2034	118	118
2.614% due 12/25/2034	516	520
2.615% due 12/25/2033	227	227
2.616% due 09/25/2034	311	316
2.618% due 06/25/2035	1,759	1,777
2.619% due 09/25/2034	1,103	1,132
2.629% due 04/25/2035	395	404
2.631% due 05/25/2034	21	21
5.237% due 10/25/2035	154	153
5.374% due 08/25/2035	63	63
6.000% due 09/25/2036 ^	107	104
Wells Fargo Re-REMIC Trust
5.710% due 05/16/2017	9,000	9,730

Total Mortgage-Backed Securities (Cost $583,932)		586,831

ASSET-BACKED SECURITIES 29.2%
Accredited Mortgage Loan Trust
0.934% due 01/25/2034	203	168
ACE Securities Corp.
0.374% due 02/25/2036	14,528	14,420
2.799% due 06/25/2033 ^	964	954
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.521% due 02/25/2033	1,137	1,083
Amortizing Residential Collateral Trust
1.174% due 10/25/2034	6,893	6,799
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.514% due 11/25/2035	1,474	1,437
1.206% due 01/25/2034	573	555
Asset-Backed Funding Certificates Trust
0.794% due 04/25/2034	9,761	9,669
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^	1	1
0.581% due 12/25/2035	1,041	1,025
0.594% due 07/25/2036	3,287	3,248
1.174% due 11/25/2042	336	321
1.374% due 10/25/2034	5,766	5,744
2.951% due 10/25/2036	2,971	2,533
Bear Stearns Second Lien Trust
1.374% due 12/25/2036	21,100	18,573
Carrington Mortgage Loan Trust
0.274% due 06/25/2037	310	310
0.354% due 02/25/2036	179	174
Citigroup Mortgage Loan Trust, Inc.
0.604% due 07/25/2035	1,065	1,058
0.624% due 07/25/2044	72	72
Commercial Industrial Finance Corp.
1.407% due 08/14/2024	5,000	5,007
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	379	386
Conseco Financial Corp.
6.240% due 12/01/2028	270	279
Countrywide Asset-Backed Certificates Trust
0.431% due 05/25/2036	270	271
0.634% due 09/25/2034	190	187

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
0.871% due 07/25/2032	$1	$1
1.824% due 05/25/2043	2,413	2,286
Credit-Based Asset Servicing and Securitization LLC
6.280% due 05/25/2035	814	811
EFS Volunteer LLC
1.051% due 07/26/2027	1,599	1,607
EquiFirst Mortgage Loan Trust
1.300% due 09/25/2033	200	193
FBR Securitization Trust
0.911% due 11/25/2035	3,769	3,747
Fremont Home Loan Trust
1.194% due 06/25/2035	590	580
Gallatin CLO Ltd.
1.523% due 07/15/2023	18,000	17,982
GSAMP Trust
1.021% due 01/25/2045	1,078	983
GSRPM Mortgage Loan Trust
0.684% due 03/25/2035	5,753	5,683
Home Equity Asset Trust
0.771% due 11/25/2032	8	7
Home Equity Mortgage Trust
5.821% due 04/25/2035	753	772
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036	11	6
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.624% due 08/25/2035	740	734
0.694% due 10/25/2035	1,600	972
6.372% due 05/25/2033	850	860
Irwin Whole Loan Home Equity Trust
0.714% due 07/25/2032	28	28
JPMorgan Mortgage Acquisition Corp.
0.604% due 12/25/2035	16,793	15,741
Lehman XS Trust
0.321% due 04/25/2037 ^	5,422	4,021
Long Beach Mortgage Loan Trust
0.644% due 08/25/2035	1,264	1,255
0.874% due 03/25/2032	52	48
0.999% due 06/25/2035	10,941	10,871
1.029% due 07/25/2034	837	811
Merrill Lynch Mortgage Investors Trust
0.534% due 09/25/2036	206	199
Morgan Stanley ABS Capital, Inc. Trust
0.634% due 06/25/2034	151	152
1.374% due 06/25/2033	2,262	2,213
Morgan Stanley Dean Witter Capital, Inc. Trust
1.524% due 02/25/2033	255	244
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047	334	334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Structured Trust
0.254% due 06/25/2037	$1,614	$1,599
National Collegiate Student Loan Trust
0.414% due 11/27/2028	14,105	13,850
0.444% due 03/26/2029	15,000	13,671
0.454% due 04/25/2029	3,400	3,325
Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0
Nelnet Student Loan Trust
0.376% due 04/25/2031	2,000	1,963
New Century Home Equity Loan Trust
0.664% due 07/25/2035	533	512
NovaStar Mortgage Funding Trust
0.544% due 01/25/2036	2,074	2,045
OneMain Financial Issuance Trust
2.470% due 09/18/2024	27,000	26,931
Option One Mortgage Loan Trust Asset-Backed Certificates
0.814% due 07/25/2033	221	207
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.284% due 12/25/2034	5,000	4,969
Renaissance Home Equity Loan Trust
0.874% due 08/25/2032	10	9
1.274% due 09/25/2037	4,403	2,674
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,585	1,445
Residential Asset Securities Corp. Trust
0.654% due 08/25/2035	2,000	1,917
5.120% due 12/25/2033	570	529
Securitized Asset-Backed Receivables LLC Trust
0.454% due 08/25/2035	5,686	5,641
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024	4,058	4,024
SLM Private Education Loan Trust
3.425% due 05/16/2044	2,239	2,372
SLM Student Loan Trust
0.586% due 04/25/2025	13,700	13,144
0.636% due 01/27/2025	5,020	4,850
0.636% due 04/25/2025	13,618	13,206
0.731% due 09/16/2024	16,100	15,876
0.821% due 03/15/2024	13,700	13,388
1.080% due 03/15/2028	7,670	7,637
Soundview Home Loan Trust
1.474% due 11/25/2033	180	179
Specialty Underwriting & Residential Finance Trust
0.854% due 01/25/2034	50	44
Spirit Master Funding LLC
5.370% due 07/20/2040	10,000	10,784
5.760% due 03/20/2042	9,906	10,928

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SpringCastle America Funding LLC
2.700% due 05/25/2023	$22,834	$22,921
Trapeza CDO Ltd.
0.976% due 11/16/2034	1,000	740
Truman Capital Mortgage Loan Trust
0.924% due 12/25/2032	250	252

Total Asset-Backed Securities (Cost $352,627)		349,047

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.3%
		3,158

U.S. TREASURY BILLS 0.3%
0.026% due 04/02/2015 - 06/25/2015 (a)(d)(f)	4,147	4,147

Total Short-Term Instruments (Cost $7,305)		7,305

Total Investments in Securities (Cost $1,024,581)		1,025,602

	SHARES
INVESTMENTS IN AFFILIATES 14.0%

SHORT-TERM INSTRUMENTS 14.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.0%
PIMCO Short-Term Floating NAV Portfolio	1,419	14
PIMCO Short-Term Floating NAV Portfolio III	16,870,749	167,307

Total Short-Term Instruments (Cost $167,300)		167,321

Total Investments in Affiliates (Cost $167,300)		167,321

Total Investments 99.8% (Cost $1,191,881)		$1,192,923

Financial Derivative Instruments (c)(e) (0.2%) (Cost or Premiums, net $(3,101))		(2,280)

Other Assets and Liabilities, net 0.4%		4,094

Net Assets 100.0%		$1,194,737

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,158	Freddie Mac 2.080% due 10/17/2022	$(3,225)	$3,158	$3,158

Total Repurchase Agreements						$(3,225)	$3,158	$3,158

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	165

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $817 at a weighted average interest rate of 0.500%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,158	$0	$0	$0	$3,158	$(3,225)	$(67)

Total Borrowings and Other Financing Transactions	$3,158	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$23,800	$(97)	$0	$0	$(3)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	54,600	72	(109)	0	(32)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	32,800	(1,362)	(1,177)	0	(56)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	7,900	(670)	38	0	(8)

					$(2,057)	$(1,248)	$0	$(99)

Total Swap Agreements					$(2,057)	$(1,248)	$0	$(99)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(d)	Securities with an aggregate market value of $720 and cash of $1,453 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0		$(99)	$(99)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$2,000	$0	$(11)	$0	$(11)

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	2,500	0	22	22	0

						$0	$11	$22	$(11)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	HSBC Finance Corp.	(0.220%	)	06/20/2016	0.122%	$ 3,000	$0	$(4)	$0	$(4)

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.117%	$ 2,600	$(175)	$187	$12	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.IG-7 10-Year Index 15-30%	0.145%	12/20/2016	$25,000	$0	$21	$21	$0
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	23,000	(428)	91	0	(337)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	23,000	(662)	98	0	(564)

DUB	CDX.IG-7 10-Year Index 15-30%	0.157%	12/20/2016	25,000	0	26	26	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	7,291	(25)	20	0	(5)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	30,000	(524)	85	0	(439)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	10,000	(338)	93	0	(245)

GST	CDX.IG-7 10-Year Index 15-30%	0.153%	12/20/2016	25,000	0	25	25	0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	61,017	(199)	154	0	(45)

MYC	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	10,000	(193)	47	0	(146)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	20,000	(557)	66	0	(491)

					$(2,926)	$726	$72	$(2,272)

Total Swap Agreements					$(3,101)	$920	$106	$(2,287)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $2,797 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$33	$33	$0	$0	$(901)	$(901)	$(868)	$1,001	$133
DUB	0	0	26	26	0	0	0	0	26	0	26
FBF	0	0	0	0	0	0	(689)	(689)	(689)	744	55
GST	0	0	25	25	0	0	(56)	(56)	(31)	260	229
JPM	0	0	22	22	0	0	(4)	(4)	18	0	18
MYC	0	0	0	0	0	0	(637)	(637)	(637)	642	5

Total Over the Counter	$0	$0	$106	$106	$0	$0	$(2,287)	$(2,287)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	167

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$106	$0	$0	$0	$106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$99	$99

Over the counter
Swap Agreements	$0	$2,287	$0	$0	$0	$2,287

	$0	$2,287	$0	$0	$99	$2,386

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2,108)	$(2,108)

Over the counter
Swap Agreements	$0	$662	$0	$0	$0	$662

	$0	$662	$0	$0	$(2,108)	$(1,446)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,934)	$(1,934)

Over the counter
Swap Agreements	$0	$826	$0	$0	$0	$826

	$0	$826	$0	$0	$(1,934)	$(1,108)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,551	$0	$5,551
Industrials	0	0	9,037	9,037
U.S. Government Agencies	0	67,831	0	67,831
Mortgage-Backed Securities	0	567,340	19,491	586,831
Asset-Backed Securities	0	300,404	48,643	349,047
Short-Term Instruments
Repurchase Agreements	0	3,158	0	3,158
U.S. Treasury Bills	0	4,147	0	4,147
	$0	$948,431	$77,171	$1,025,602

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167,321	$0	$0	$167,321

Total Investments	$167,321	$948,431	$77,171	$1,192,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$106	$0	$106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(99)	0	(99)
Over the counter	0	(2,287)	0	(2,287)
	$0	$(2,386)	$0	$(2,386)

Totals	$167,321	$946,151	$77,171	$1,190,643

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$11,105	$0	$(1,548)	$(41)	$(54)	$(425)	$0	$0	$9,037	$(333)
U.S. Government Agencies	203	0	(207)	0	9	(5)	0	0	0	0
Mortgage-Backed Securities	0	30,920	(11,480)	7	104	(60)	0	0	19,491	(60)
Asset-Backed Securities	0	74,757	(26,085)	(58)	184	(155)	0	0	48,643	(155)

Totals	$11,308	$105,677	$(39,320)	$(92)	$243	$(645)	$0	$0	$77,171	$(548)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$9,037	Third Party Vendor	Broker Quote	105.50-108.00
Mortgage-Backed Securities	19,491	Benchmark Pricing	Base Price	98.64-98.89
Asset-Backed Securities	48,643	Third Party Vendor	Broker Quote	99.74-110.31

Total	$77,171

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	169

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

CORPORATE BONDS & NOTES 62.2%

BANKING & FINANCE 46.6%
American Express Centurion Bank
0.875% due 11/13/2015	$1,800	$1,804
American Express Credit Corp.
1.368% due 06/12/2015	9,000	9,021
1.750% due 06/12/2015	6,100	6,113
Banco Santander Brasil S.A.
4.500% due 04/06/2015	5,000	5,000
Bank Nederlandse Gemeenten NV
0.271% due 11/30/2015	25,000	24,999
Bank of America Corp.
3.700% due 09/01/2015	1,900	1,923
Bank of Montreal
2.850% due 06/09/2015	33,800	33,951
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	1,460	1,468
Caterpillar Financial Services Corp.
0.700% due 11/06/2015	1,000	1,002
Citigroup, Inc.
4.700% due 05/29/2015	17,500	17,614
4.750% due 05/19/2015	4,000	4,022
Dexia Credit Local S.A.
0.537% due 01/21/2016	5,000	5,005
0.558% due 11/13/2015	13,000	13,016
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,500	1,513
Erste Abwicklungsanstalt
0.378% due 02/11/2016	40,000	40,018
Goldman Sachs Group, Inc.
3.300% due 05/03/2015	25,900	25,944
HSBC Finance Corp.
5.000% due 06/30/2015	5,980	6,044
Inter-American Development Bank
0.217% due 02/11/2016	60,000	60,026
MetLife, Inc.
5.000% due 06/15/2015	1,500	1,513
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000	2,015
Standard Chartered PLC
3.850% due 04/27/2015	2,730	2,737
Toyota Motor Credit Corp.
0.420% due 09/18/2015	2,800	2,802

		267,550

INDUSTRIALS 9.0%
AbbVie, Inc.
1.015% due 11/06/2015	4,000	4,013
Comcast Corp.
5.850% due 11/15/2015	1,000	1,033
CSX Corp.
6.250% due 04/01/2015	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.650% due 04/10/2015	$8,750	$8,751
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	2,000	2,017
General Electric Co.
0.850% due 10/09/2015	3,000	3,010
Hewlett-Packard Co.
2.125% due 09/13/2015	1,000	1,006
Kraft Foods Group, Inc.
1.625% due 06/04/2015	4,969	4,977
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	3,600	3,618
Time Warner, Inc.
3.150% due 07/15/2015	12,000	12,092
Volkswagen Group of America Finance LLC
0.432% due 11/23/2015	10,000	10,002

		51,519

UTILITIES 6.6%
BP Capital Markets PLC
3.125% due 10/01/2015	13,000	13,166
British Telecommunications PLC
2.000% due 06/22/2015	10,765	10,799
Duke Energy Corp.
3.350% due 04/01/2015	3,000	3,000
Southern California Edison Co.
4.650% due 04/01/2015	3,000	3,000
TECO Finance, Inc.
6.750% due 05/01/2015	2,000	2,009
Verizon Communications, Inc.
0.700% due 11/02/2015	5,977	5,978

		37,952

Total Corporate Bonds & Notes (Cost $357,037)		357,021

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2015	835	850

Total Municipal Bonds & Notes (Cost $850)		850

ASSET-BACKED SECURITIES 0.4%
Nissan Auto Lease Trust
0.445% due 01/15/2016	797	797
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	1,708	1,708

Total Asset-Backed Securities (Cost $2,506)		2,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 36.8%

CERTIFICATES OF DEPOSIT 11.2%
Banco do Brasil S.A.
1.211% due 06/29/2015	$3,000	$3,000
Credit Agricole S.A.
0.545% due 07/02/2015	40,000	39,998
Credit Suisse
0.583% due 08/24/2015	15,900	15,903
Itau Unibanco Holding S.A.
1.203% due 06/26/2015	5,650	5,650

		64,551

COMMERCIAL PAPER 15.2%
AXA Financial, Inc.
0.460% due 06/10/2015	10,200	10,195
0.560% due 06/10/2015	1,700	1,699
Edison International
0.550% due 04/06/2015	2,000	2,000
ENI Finance USA, Inc.
0.720% due 09/24/2015	5,000	4,990
Enterprise Products Operating LLC
0.700% due 04/14/2015	1,000	1,000
Ford Motor Credit Co.
0.680% due 04/06/2015	3,200	3,200
0.680% due 04/20/2015	5,000	4,998
Macquarie Bank Ltd.
0.529% due 04/10/2015	10,000	10,000
0.542% due 05/01/2015	5,300	5,300
Tesco Treasury Services PLC
1.024% due 08/17/2015	12,000	11,876
1.024% due 08/18/2015	2,000	1,979
Vodafone Group PLC
0.485% due 06/01/2015	10,000	9,995
0.600% due 06/29/2015	20,000	19,984

		87,216

REPURCHASE AGREEMENTS (a) 9.0%
		51,590

SHORT-TERM NOTES 1.4%
Fosse Master Issuer PLC
0.297% due 04/18/2015	8,000	8,000

Total Short-Term Instruments (Cost $211,420)		211,357

Total Investments in Securities (Cost $571,813)		571,733

Total Investments 99.6% (Cost $571,813)		$571,733

Other Assets and Liabilities, net 0.4%		2,268

Net Assets 100.0%		$574,001

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.230%	05/21/2013	12/17/2015	$7,501	Citigroup, Inc. 4.450% due 01/10/2017	$(7,498)	$7,501	$7,527
BSN	0.250%	03/31/2015	04/01/2015	38,300	U.S. Treasury Bills 0.000% due 09/24/2015	(39,100)	38,300	38,300
SSB	0.000%	03/31/2015	04/01/2015	5,789	Freddie Mac 2.080% due 10/17/2022	(5,907)	5,789	5,789

Total Repurchase Agreements						$(52,505)	$51,590	$51,616

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$7,527	$0	$0	$0	$7,527	$(7,922)	$(395)
BSN	38,300	0	0	0	38,300	(39,100)	(800)
SSB	5,789	0	0	0	5,789	(5,907)	(118)

Total Borrowings and Other Financing Transactions	$51,616	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$267,550	$0	$267,550
Industrials	0	51,519	0	51,519
Utilities	0	37,952	0	37,952
Municipal Bonds & Notes
Texas	0	850	0	850
Asset-Backed Securities	0	2,505	0	2,505

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Certificates of Deposit	$0	$64,551	$0	$64,551
Commercial Paper	0	87,216	0	87,216
Repurchase Agreements	0	51,590	0	51,590
Short-Term Notes	0	8,000	0	8,000

Total Investments	$0	$571,733	$0	$571,733

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	171

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 28.6%

BANKING & FINANCE 21.4%
American Express Centurion Bank
0.875% due 11/13/2015	$1,800	$1,804
American Express Credit Corp.
0.763% due 07/29/2016	475	477
1.368% due 06/12/2015	11,500	11,526
1.750% due 06/12/2015	7,300	7,315
2.750% due 09/15/2015	1,400	1,414
American Honda Finance Corp.
0.754% due 10/07/2016	3,040	3,055
1.000% due 08/11/2015	400	401
2.600% due 09/20/2016	7,295	7,488
American International Group, Inc.
5.050% due 10/01/2015	11,500	11,746
Asian Development Bank
0.178% due 05/29/2015	3,390	3,390
Bank Nederlandse Gemeenten NV
0.271% due 11/30/2015	25,000	24,999
0.306% due 05/07/2015	27,000	27,004
1.750% due 10/06/2015	8,600	8,662
Bank of America Corp.
3.625% due 03/17/2016	100	102
4.500% due 04/01/2015	18,025	18,025
Bank of Montreal
0.737% due 09/11/2015	2,500	2,506
2.850% due 06/09/2015	44,800	45,000
Bank of Nova Scotia
1.650% due 10/29/2015	10,000	10,067
2.050% due 10/07/2015	700	706
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.450% due 09/11/2015	700	705
Barclays Bank PLC
2.500% due 09/21/2015	500	505
Bear Stearns Cos. LLC
5.300% due 10/30/2015	8,931	9,162
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	40,500	40,712
Citigroup, Inc.
1.064% due 04/01/2016	300	301
2.250% due 08/07/2015	500	503
4.700% due 05/29/2015	3,225	3,246
4.750% due 05/19/2015	7,100	7,139
4.875% due 05/07/2015	2,000	2,007
Credit Suisse
0.567% due 03/11/2016	30,000	29,985
Dexia Credit Local S.A.
0.537% due 01/21/2016	10,500	10,510
0.557% due 01/17/2016	23,000	23,026
0.558% due 11/13/2015	24,400	24,429
0.636% due 11/07/2016	700	702
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,500	1,513
Erste Abwicklungsanstalt
0.378% due 02/11/2016	25,000	25,011
European Investment Bank
1.375% due 10/20/2015	8,700	8,754
FMS Wertmanagement AoeR
0.266% due 01/28/2016	10,000	10,000
0.503% due 06/30/2015	51,200	51,238
0.512% due 09/01/2015	5,000	5,005
Ford Motor Credit Co. LLC
1.506% due 05/09/2016	4,500	4,533
2.500% due 01/15/2016	1,300	1,315
2.750% due 05/15/2015	25,643	25,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 09/15/2015	$6,100	$6,228
7.000% due 04/15/2015	3,670	3,676
12.000% due 05/15/2015	8,450	8,554
General Electric Capital Corp.
0.923% due 09/30/2015	2,437	2,444
1.008% due 08/11/2015	3,000	3,007
5.000% due 01/08/2016	6,600	6,825
Goldman Sachs Group, Inc.
0.657% due 07/22/2015	3,000	3,001
0.715% due 03/22/2016	11,350	11,350
1.600% due 11/23/2015	27,000	27,161
3.300% due 05/03/2015	85,305	85,451
3.700% due 08/01/2015	3,800	3,838
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	3,000	3,007
HSBC Finance Corp.
0.692% due 06/01/2016	11,000	10,987
5.000% due 06/30/2015	1,982	2,003
5.250% due 04/15/2015	3,726	3,731
ING Bank NV
0.596% due 01/04/2016	12,800	12,798
Inter-American Development Bank
0.083% due 06/30/2015	10,000	9,996
0.193% due 10/23/2015	39,300	39,309
0.217% due 02/11/2016	103,000	103,044
0.220% due 06/12/2015	20,000	19,999
John Deere Capital Corp.
0.700% due 09/04/2015	1,050	1,051
JPMorgan Chase & Co.
0.707% due 04/23/2015	20,700	20,704
0.881% due 02/26/2016	21,600	21,661
2.600% due 01/15/2016	38,200	38,733
3.400% due 06/24/2015	11,964	12,042
KFW
0.188% due 10/30/2015	20,000	20,002
0.203% due 07/14/2015	29,800	29,788
0.235% due 07/09/2015	43,000	43,007
Kookmin Bank
0.738% due 09/14/2015	5,000	5,000
1.375% due 01/15/2016	4,000	4,008
Landwirtschaftliche Rentenbank
3.125% due 07/15/2015	4,000	4,032
Macquarie Bank Ltd.
3.450% due 07/27/2015	2,000	2,017
MetLife, Inc.
5.000% due 06/15/2015	3,000	3,027
Morgan Stanley
4.000% due 07/24/2015	1,900	1,919
6.000% due 04/28/2015	45,076	45,225
National Australia Bank Ltd.
1.600% due 08/07/2015	200	201
Nederlandse Waterschapsbank NV
0.342% due 11/04/2015	5,000	5,003
0.542% due 05/23/2015	20,800	20,807
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015	3,000	3,007
Oesterreichische Kontrollbank AG
0.391% due 02/26/2016	2,000	2,001
Prudential Financial, Inc.
4.750% due 06/13/2015	2,038	2,054
Rabobank Group
2.250% due 07/31/2015	5,000	5,033
Regions Financial Corp.
5.750% due 06/15/2015	4,600	4,641
Royal Bank of Canada
0.625% due 12/05/2016	5,700	5,704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	$2,000	$2,015
Standard Chartered PLC
3.850% due 04/27/2015	6,098	6,115
Stone Street Trust
5.902% due 12/15/2015	4,500	4,639
Sumitomo Mitsui Banking Corp.
0.684% due 01/10/2017	4,500	4,504
1.350% due 07/18/2015	1,200	1,203
Svensk Exportkredit AB
0.735% due 08/06/2015	4,160	4,167
Temasek Financial Ltd.
4.500% due 09/21/2015	2,000	2,037
Toronto-Dominion Bank
2.200% due 07/29/2015	13,750	13,829
UBS AG
0.769% due 09/26/2016	2,500	2,500
Wachovia Corp.
0.595% due 10/28/2015	7,464	7,467

		1,187,240

INDUSTRIALS 3.9%
AbbVie, Inc.
1.015% due 11/06/2015	4,600	4,615
Altria Group, Inc.
4.125% due 09/11/2015	3,400	3,452
Canadian Natural Resources Ltd.
0.648% due 03/30/2016	1,500	1,498
Comcast Corp.
5.850% due 11/15/2015	1,000	1,033
Covidien International Finance S.A.
1.350% due 05/29/2015	6,200	6,209
2.800% due 06/15/2015	9,005	9,047
CSX Corp.
6.250% due 04/01/2015	1,000	1,000
Daimler Finance North America LLC
0.935% due 08/01/2016	2,500	2,516
1.250% due 01/11/2016	13,815	13,868
1.300% due 07/31/2015	26,255	26,327
1.650% due 04/10/2015	10,000	10,001
Devon Energy Corp.
0.721% due 12/15/2015	10,000	9,987
Enterprise Products Operating LLC
3.700% due 06/01/2015	793	796
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	2,000	2,017
General Electric Co.
0.850% due 10/09/2015	1,500	1,505
Hewlett-Packard Co.
2.125% due 09/13/2015	6,300	6,341
Honeywell International, Inc.
0.307% due 11/17/2015	2,400	2,401
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	5,377	5,469
Hyundai Capital America
1.625% due 10/02/2015	300	301
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	2,980	2,982
Korea National Oil Corp.
2.875% due 11/09/2015	1,000	1,012
Kraft Foods Group, Inc.
1.625% due 06/04/2015	10,830	10,849
McKesson Corp.
0.665% due 09/10/2015	2,000	2,001
Nabisco, Inc.
7.550% due 06/15/2015	1,725	1,748

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
3.650% due 04/30/2015	$6,000	$6,013
Network Rail Infrastructure Finance PLC
0.625% due 06/22/2015	2,500	2,502
Nissan Motor Acceptance Corp.
0.969% due 09/26/2016	3,000	3,018
1.000% due 03/15/2016	2,500	2,506
Occidental Petroleum Corp.
2.500% due 02/01/2016	1,781	1,808
Penske Truck Leasing Co. LP
3.125% due 05/11/2015	2,500	2,505
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	6,100	6,111
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	6,853	6,887
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015	2,251	2,255
Time Warner, Inc.
3.150% due 07/15/2015	24,176	24,361
Tyco Electronics Group S.A.
0.453% due 01/29/2016	6,000	6,001
Volkswagen Group of America Finance LLC
0.432% due 11/23/2015	10,000	10,002
Volkswagen International Finance NV
0.586% due 11/18/2015	300	300
Volvo Treasury AB
5.950% due 04/01/2015	14,511	14,511
Whirlpool Corp.
5.000% due 05/15/2015	4,000	4,017

		219,772

UTILITIES 3.3%
AT&T, Inc.
2.500% due 08/15/2015	8,100	8,155
BellSouth Corp.
4.182% due 04/26/2021	5,000	5,009
BP Capital Markets PLC
3.125% due 10/01/2015	27,798	28,153
British Telecommunications PLC
2.000% due 06/22/2015	9,850	9,881
Duke Energy Corp.
3.350% due 04/01/2015	3,000	3,000
Entergy Corp.
3.625% due 09/15/2015	4,000	4,047
Korea Electric Power Corp.
3.000% due 10/05/2015	15,000	15,180
Orange S.A.
2.125% due 09/16/2015	1,400	1,408
Plains All American Pipeline LP
3.950% due 09/15/2015	1,013	1,027
Southern California Edison Co.
4.650% due 04/01/2015	3,805	3,805
Verizon Communications, Inc.
0.700% due 11/02/2015	15,580	15,583
1.801% due 09/15/2016	85,738	87,151

		182,399

Total Corporate Bonds & Notes (Cost $1,589,755)		1,589,411

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	2,160	2,205
California State General Obligation Notes, Series 2013
1.050% due 02/01/2016	2,500	2,512

		4,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.0%
New York City, New York General Obligation Bonds, Series 2005
4.650% due 06/01/2015	$1,500	$1,511

Total Municipal Bonds & Notes (Cost $6,229)		6,228

U.S. GOVERNMENT AGENCIES 21.1%
Fannie Mae
0.450% due 08/24/2015	20,000	20,029
0.500% due 10/22/2015	1,400	1,402
2.000% due 09/21/2015 - 09/28/2015	3,467	3,497
Federal Farm Credit Bank
0.143% due 04/21/2016	10,000	10,004
0.144% due 01/25/2016	13,500	13,505
0.147% due 03/18/2016	125,000	125,054
0.150% due 10/26/2015	100,000	100,038
0.167% due 09/11/2015	35,000	35,007
0.195% due 04/06/2016	124,000	124,116
0.198% due 09/22/2015	1,830	1,831
0.250% due 07/29/2016	5,500	5,507
0.270% due 06/20/2016	500	501
0.280% due 07/20/2016 - 09/19/2016	17,700	17,729
0.380% due 04/11/2016	97,300	97,549
Federal Home Loan Bank
0.140% due 08/10/2015	60,000	60,013
0.147% due 10/09/2015	125,000	125,025
0.200% due 09/14/2015 - 10/27/2015	190,000	189,912
0.220% due 10/07/2015	115,000	115,083
0.230% due 12/18/2015	10,500	10,499
0.500% due 06/12/2015	1,000	1,001
Freddie Mac
0.155% due 10/16/2015	90,000	90,054
0.300% due 07/08/2015	6,766	6,768
0.500% due 08/28/2015	5,000	5,007
4.750% due 11/17/2015	12,700	13,057

Total U.S. Government Agencies (Cost $1,171,864)		1,172,188

ASSET-BACKED SECURITIES 1.9%
Ford Credit Auto Owner Trust
0.320% due 04/15/2016	100,000	100,003
Nissan Auto Lease Trust
0.445% due 01/15/2016	797	797
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	3,576	3,577

Total Asset-Backed Securities (Cost $104,375)		104,377

SOVEREIGN ISSUES 5.6%
Development Bank of Japan, Inc.
0.457% due 04/17/2015	36,800	36,800
4.250% due 06/09/2015	2,000	2,014
Export Development Canada
0.200% due 06/03/2015	60,000	59,997
Japan Bank for International Cooperation
1.875% due 09/24/2015	6,800	6,849
Kommunalbanken A/S
0.455% due 04/01/2015	5,000	5,000
2.750% due 05/05/2015	10,700	10,722
Kommunekredit
0.315% due 09/21/2015	25,000	25,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Poland Government International Bond
3.875% due 07/16/2015	$2,000	$2,021
Province of Ontario
0.308% due 08/13/2015	3,000	3,000
0.405% due 04/01/2015	50,000	50,000
0.950% due 05/26/2015	67,271	67,343
2.700% due 06/16/2015	30,000	30,141
Province of Quebec
4.600% due 05/26/2015	10,000	10,058

Total Sovereign Issues (Cost $308,972)		308,950

SHORT-TERM INSTRUMENTS 41.8%

CERTIFICATES OF DEPOSIT 3.0%
Bank of Nova Scotia
0.395% due 10/02/2015	48,000	48,001
Credit Agricole S.A.
0.545% due 07/02/2015	41,000	40,998
Credit Suisse
0.492% due 04/10/2015	40,000	40,000
0.583% due 08/24/2015	15,900	15,903
0.645% due 12/07/2015	10,000	10,005
Intesa Sanpaolo SpA
1.650% due 04/07/2015	7,450	7,450
Kookmin Bank
0.802% due 05/04/2015	2,500	2,500
Sumitomo Mitsui Banking Corp.
0.573% due 04/29/2016	2,300	2,300

		167,157

COMMERCIAL PAPER 20.6%
Amcor Ltd.
0.500% due 04/07/2015	4,000	4,000
0.520% due 04/06/2015	9,000	8,999
AXA Financial, Inc.
0.460% due 06/01/2015	1,800	1,799
0.560% due 06/10/2015	1,800	1,799
Baxter International
0.630% due 04/10/2015	19,600	19,597
Becton Dickinson & Co.
0.470% due 04/09/2015	10,000	9,999
0.480% due 04/01/2015	12,800	12,800
Commonwealth Edison Co.
0.550% due 04/21/2015	10,000	9,997
0.550% due 04/22/2015	3,000	2,999
0.550% due 04/28/2015	5,600	5,598
Daimler Finance North America LLC
0.430% due 04/09/2015	8,000	7,999
0.430% due 04/16/2015	10,000	9,998
Discovery Communications LLC
0.600% due 04/27/2015	17,600	17,592
Dominion Resources
0.430% due 04/01/2015	3,800	3,800
0.480% due 04/08/2015	12,800	12,799
0.530% due 04/13/2015	6,700	6,699
0.530% due 04/15/2015	6,700	6,699
0.530% due 04/16/2015	6,300	6,299
Duke Energy Corp.
0.470% due 04/07/2015	7,000	6,999
0.570% due 04/06/2015	6,500	6,499
0.620% due 04/23/2015	6,100	6,098
0.630% due 04/06/2015	25,700	25,698
0.630% due 04/07/2015	13,400	13,399
0.630% due 04/08/2015	25,600	25,597
0.630% due 04/13/2015	25,800	25,795
0.640% due 04/14/2015	6,500	6,498
0.640% due 04/20/2015	13,100	13,096

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	173

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Edison International
0.510% due 04/01/2015	$1,900	$1,900
0.530% due 04/08/2015	8,000	7,999
0.550% due 04/06/2015	14,000	13,999
0.550% due 04/14/2015	12,000	11,998
ENI Finance USA, Inc.
0.620% due 04/02/2015	20,000	20,000
0.720% due 09/24/2015	5,000	4,990
Entergy Corp.
0.750% due 04/07/2015	1,500	1,500
0.750% due 04/10/2015	2,600	2,599
0.790% due 04/01/2015	3,100	3,100
0.920% due 04/23/2015	8,300	8,295
0.950% due 05/06/2015	5,000	4,995
Enterprise Products Operating LLC
0.680% due 04/07/2015	1,200	1,200
0.700% due 04/10/2015	26,000	25,995
0.700% due 04/14/2015	9,000	8,998
ERP Operating LP
0.510% due 04/02/2015	6,500	6,500
0.600% due 04/01/2015	2,600	2,600
0.650% due 04/23/2015	11,000	10,996
Ford Motor Credit Co.
0.680% due 04/06/2015	4,000	4,000
0.680% due 04/20/2015	5,000	4,998
0.765% due 04/01/2015	23,500	23,500
0.775% due 04/20/2015	6,400	6,397
1.100% due 11/02/2015	22,100	22,013
General Mills, Inc.
0.470% due 04/15/2015	12,000	11,998
0.520% due 04/14/2015	2,000	2,000
Glencore Funding LLC
0.580% due 04/06/2015	15,000	14,999
0.580% due 04/08/2015	12,600	12,599
0.590% due 04/15/2015	26,600	26,594
0.620% due 04/20/2015	12,500	12,496
0.620% due 04/22/2015	25,000	24,991
0.625% due 04/28/2015	11,200	11,195
0.625% due 04/30/2015	12,200	12,194
Hitachi Capital America Corp.
0.560% due 04/06/2015	5,900	5,899
0.600% due 04/09/2015	1,900	1,900
0.600% due 04/14/2015	5,000	4,999
0.600% due 04/24/2015	1,100	1,100
0.610% due 04/13/2015	4,200	4,199
0.620% due 04/16/2015	2,500	2,499
0.670% due 04/27/2015	2,200	2,199
Holcim U.S. Finance SARL & Cie S.C.S
0.520% due 04/06/2015	5,000	5,000
0.550% due 04/16/2015	6,700	6,698
Hyundai Capital America, Inc.
0.520% due 04/07/2015	1,300	1,300
0.520% due 04/08/2015	13,100	13,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.520% due 04/09/2015	$13,100	$13,098
0.560% due 04/01/2015	3,100	3,100
0.560% due 04/15/2015	8,100	8,098
0.600% due 04/21/2015	15,000	14,995
0.640% due 04/28/2015	4,100	4,098
Kansas City Power and Light Co.
0.600% due 04/01/2015	11,900	11,900
Kansas City Southern Railway Co.
0.680% due 04/10/2015	5,000	4,999
0.700% due 04/06/2015	5,100	5,099
0.700% due 04/21/2015	1,800	1,799
Kroger Co.
0.450% due 04/06/2015	9,800	9,799
LyondellBasell Industries NV
0.430% due 04/14/2015	12,000	11,998
Macquarie Bank Ltd.
0.433% due 05/14/2015	5,000	5,000
0.529% due 04/10/2015	26,000	26,000
0.542% due 05/01/2015	3,600	3,600
0.542% due 05/06/2015	18,000	18,000
0.554% due 04/07/2015	36,000	35,998
Mohawk Industries, Inc.
0.500% due 04/01/2015	8,500	8,500
0.520% due 04/02/2015	6,600	6,600
0.550% due 04/06/2015	10,000	9,999
Molson Coors Brewing Co.
0.470% due 04/01/2015	2,600	2,600
0.480% due 04/02/2015	3,900	3,900
Mondelez International, Inc.
0.460% due 04/02/2015	3,200	3,200
0.480% due 04/20/2015	3,700	3,699
0.520% due 04/06/2015	13,800	13,799
0.520% due 04/07/2015	13,800	13,799
0.540% due 04/02/2015	6,700	6,700
0.540% due 04/06/2015	2,700	2,700
0.540% due 04/08/2015	12,000	11,999
0.540% due 04/09/2015	10,200	10,199
0.540% due 04/22/2015	15,000	14,995
0.560% due 04/06/2015	13,100	13,099
Nissan Motor Acceptance Corp.
0.450% due 04/10/2015	13,400	13,398
Pacific Gas & Electric Co.
0.480% due 04/08/2015	3,800	3,800
0.530% due 04/13/2015	4,300	4,299
Starwood Hotels and Resorts Worldwide, Inc.
0.540% due 04/01/2015	3,300	3,300
0.570% due 04/10/2015	6,700	6,699
Tesco Treasury Services PLC
1.024% due 08/17/2015	13,300	13,162
1.024% due 08/18/2015	2,000	1,979
Thermo Fisher Scientific, inc.
0.670% due 04/06/2015	6,500	6,499
Thermo Fisher Scientific, Inc.
0.800% due 05/26/2015	30,000	29,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
0.420% due 04/02/2015	$3,500	$3,500
0.470% due 04/07/2015	3,600	3,600
0.530% due 04/16/2015	2,700	2,699
0.550% due 04/16/2015	2,000	1,999
Virginia Electric & Power Co.
0.420% due 04/07/2015	3,200	3,200
0.430% due 04/20/2015	5,600	5,599
0.520% due 04/22/2015	8,000	7,998
0.520% due 04/23/2015	7,200	7,198
Vodafone Group PLC
0.485% due 06/01/2015	10,000	9,995
0.600% due 06/29/2015	25,000	24,981
Volvo Group Treasury N.A.
0.500% due 04/01/2015	1,000	1,000
Walgreens Boots Alliance, Inc.
0.520% due 04/08/2015	11,000	10,999
Wyndham Worldwide Corp.
1.050% due 04/13/2015	2,800	2,799
Xerox Corp.
0.490% due 04/13/2015	2,000	2,000
0.520% due 04/06/2015	12,700	12,699

		1,142,415

REPURCHASE AGREEMENTS (a) 16.7%
		929,000

SHORT-TERM NOTES 1.5%
Federal Farm Credit Bank
0.130% due 06/17/2015	6,000	6,000
Federal Home Loan Bank
0.120% due 05/27/2015	5,300	5,300
0.125% due 05/21/2015 - 06/19/2015	27,150	27,146
0.190% due 09/08/2015	15,000	15,002
0.200% due 09/15/2015	15,000	15,008
0.250% due 01/12/2016	3,500	3,498
Fosse Master Issuer PLC
0.297% due 04/18/2015	8,000	8,000
Pacific Gas & Electric Co.
0.458% due 05/11/2015	5,165	5,163

		85,117

Total Short-Term Instruments (Cost $2,323,686)		2,323,689

Total Investments in Securities (Cost $5,504,881)		5,504,843

Total Investments 99.1% (Cost $5,504,881)		$5,504,843

Other Assets and Liabilities, net 0.9%		50,567

Net Assets 100.0%		$5,555,410

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.230%	03/31/2015	04/01/2015	$4,700	U.S. Treasury Bonds 3.125% due 02/15/2043	$(4,821)	$4,700	$4,700
	0.250%	04/01/2015	04/02/2015	82,600	U.S. Treasury Bonds 3.625% due 02/15/2044	(84,634)	82,600	82,600
COM	0.250%	03/31/2015	04/01/2015	413,000	U.S. Treasury Notes 1.500% - 2.000% due 08/31/2018 - 10/31/2021	(421,359)	413,000	413,003
FAR	0.300%	03/31/2015	04/01/2015	177,900	U.S. Treasury Notes 1.500% due 10/31/2019	(181,817)	177,900	177,901
JPS	0.160%	03/16/2015	04/06/2015	125,000	U.S. Treasury Notes 4.250% due 08/15/2015	(127,840)	125,000	125,009
	0.240%	04/01/2015	04/02/2015	4,300	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2040	(4,400)	4,300	4,300
MBC	0.350%	03/31/2015	04/01/2015	87,000	U.S. Treasury Notes 1.625% - 2.625% due 03/31/2019 - 11/15/2020	(89,385)	87,000	87,001
NOM	0.150%	03/31/2015	04/01/2015	27,900	U.S. Treasury Notes 2.250% due 11/15/2024	(28,478)	27,900	27,900
SAL	0.230%	03/31/2015	04/01/2015	6,600	U.S. Treasury Notes 2.000% due 10/31/2021	(6,743)	6,600	6,600

Total Repurchase Agreements						$(949,477)	$929,000	$929,014

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Cash of $299 has been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$87,300	$0	$0	$0	$87,300	$(89,455)	$(2,155)
COM	413,003	0	0	0	413,003	(421,359)	(8,356)
FAR	177,901	0	0	0	177,901	(181,817)	(3,916)
JPS	129,309	0	0	0	129,309	(131,941)	(2,632)
MBC	87,001	0	0	0	87,001	(89,385)	(2,384)
NOM	27,900	0	0	0	27,900	(28,478)	(578)
SAL	6,600	0	0	0	6,600	(6,743)	(143)

Total Borrowings and Other Financing Transactions	$929,014	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,187,240	$0	$1,187,240
Industrials	0	219,772	0	219,772
Utilities	0	182,399	0	182,399
Municipal Bonds & Notes
California	0	4,717	0	4,717
New York	0	1,511	0	1,511
U.S. Government Agencies	0	1,172,188	0	1,172,188

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Asset-Backed Securities	$0	$104,377	$0	$104,377
Sovereign Issues	0	308,950	0	308,950
Short-Term Instruments
Certificates of Deposit	0	167,157	0	167,157
Commercial Paper	0	1,142,415	0	1,142,415
Repurchase Agreements	0	929,000	0	929,000
Short-Term Notes	0	85,117	0	85,117

Total Investments	$0	$5,504,843	$0	$5,504,843

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	175

Schedule of Investments PIMCO U.S. Government Sector Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.0%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	$250	$266

Total Corporate Bonds & Notes (Cost $251)		266

MUNICIPAL BONDS & NOTES 0.1%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,635	1,635

Total Municipal Bonds & Notes (Cost $1,635)		1,635

U.S. GOVERNMENT AGENCIES 27.9%
Egypt Government AID Bond
4.450% due 09/15/2015	35,000	35,650
Fannie Mae
0.236% due 12/25/2036	745	744
0.294% due 03/25/2034	749	747
0.304% due 03/25/2036	501	482
0.394% due 07/25/2032	612	597
0.414% due 06/25/2033	297	287
0.434% due 06/25/2032	1	1
0.494% due 03/25/2032	407	387
0.500% due 03/30/2016	46,000	46,079
0.514% due 11/25/2032	2	2
0.524% due 05/25/2042	313	314
0.624% due 08/25/2021 - 03/25/2022	24	24
0.774% due 08/25/2022	8	8
0.874% due 04/25/2022	15	16
1.074% due 04/25/2032	274	281
1.125% due 04/27/2017	100,000	100,910
1.321% due 02/01/2041 - 09/01/2044	4,509	4,619
1.328% due 10/01/2044	1,496	1,532
1.521% due 11/01/2030	1	1
1.781% due 03/01/2035	924	971
1.942% due 11/01/2020	8	8
1.967% due 11/01/2035	310	324
1.970% due 02/01/2026	8	8
2.042% due 11/01/2035	441	465
2.054% due 09/01/2033	2	2
2.067% due 06/01/2021	500	522
2.125% due 12/01/2032	5	5
2.179% due 01/01/2036	3,395	3,635
2.210% due 08/01/2036	274	292
2.250% due 03/15/2016 (e)	54,300	55,272
2.250% due 09/01/2022 - 10/01/2032	23	24
2.266% due 12/01/2022	21	22
2.267% due 07/01/2018	59	60
2.270% due 09/01/2028	6	6
2.273% due 06/01/2032	1	1
2.277% due 05/01/2025	7	7
2.295% due 12/01/2035	115	123
2.302% due 09/01/2031	39	41
2.375% due 05/01/2022	7	7
2.394% due 12/01/2029	7	7
2.395% due 12/01/2029	21	21
2.400% due 12/01/2031 - 05/01/2032	6	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.597% due 12/01/2029	$2	$2
2.625% due 09/01/2017 - 01/01/2018	9	10
2.722% due 10/01/2025 - 03/01/2026	26	26
2.728% due 03/01/2018	5	5
3.625% due 06/01/2025	7	7
3.847% due 08/01/2028	10	10
4.000% due 05/01/2030 - 12/01/2041	4,447	4,795
4.500% due 04/01/2028 - 11/01/2029	920	1,003
4.862% due 09/01/2026	162	167
6.000% due 06/01/2037	117	134
Freddie Mac
0.414% due 07/25/2031	328	319
0.675% due 06/15/2030 - 12/15/2032	118	120
0.725% due 06/15/2031	56	56
0.875% due 03/07/2018 - 02/15/2027	47,608	47,537
1.000% due 03/08/2017	27,700	27,901
1.220% due 10/25/2044	3,099	3,181
1.314% due 02/25/2045	982	1,007
1.521% due 07/25/2044	1,991	2,032
1.770% due 08/01/2019	19	19
2.019% due 02/01/2024	26	26
2.140% due 07/01/2020	36	37
2.209% due 03/01/2035	307	318
2.222% due 06/01/2035	4,017	4,285
2.265% due 04/01/2027	4	4
2.333% due 05/01/2032	7	7
2.336% due 02/01/2018	9	9
2.354% due 12/01/2031	1	1
2.356% due 08/01/2031	2	2
2.357% due 03/01/2025	1	1
2.404% due 02/01/2032	14	14
2.409% due 02/01/2035	1,575	1,683
2.450% due 02/01/2032	4	5
2.505% due 07/01/2029	12	13
2.558% due 01/01/2032	15	16
2.938% due 08/01/2020	10	10
3.791% due 02/01/2025	6	7
4.500% due 06/15/2035 - 09/15/2035	5,527	5,959
5.000% due 01/15/2034	8,032	8,935
5.400% due 03/17/2021	500	523
5.500% due 08/15/2030 - 10/01/2039	403	454
6.500% due 10/25/2043	898	1,056
Ginnie Mae
1.625% due 04/20/2023 - 04/20/2032	1,834	1,896
2.000% due 10/20/2024 - 05/20/2030	242	252
5.000% due 05/20/2034	32,028	35,887
Israel Government AID Bond
0.000% due 11/01/2024	133,000	104,513
5.500% due 09/18/2023	61,330	76,407
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 01/15/2030	18,080	12,003
Small Business Administration
0.875% due 05/25/2021	174	174
1.000% due 03/25/2025 - 07/25/2025	250	252
1.100% due 01/25/2019	185	185
4.500% due 03/01/2023	292	312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.760% due 09/01/2025	$9,539	$10,255
4.770% due 04/01/2024	2,179	2,323
4.930% due 01/01/2024	1,659	1,791
5.240% due 08/01/2023	958	1,053
7.060% due 11/01/2019	162	177
7.220% due 11/01/2020	193	204
U.S. Department of Housing and Urban Development
5.190% due 08/01/2016	2,130	2,135

Total U.S. Government Agencies (Cost $563,308)		616,026

U.S. TREASURY OBLIGATIONS 104.0%
U.S. Treasury Bonds
2.750% due 08/15/2042	124,000	129,038
3.000% due 05/15/2042	149,000	162,631
3.000% due 11/15/2044 (c)	139,500	152,894
3.125% due 02/15/2042 (c)	259,900	290,438
4.375% due 05/15/2040	50,000	67,610
4.500% due 08/15/2039	105,000	143,809
5.500% due 08/15/2028 (e)	3,545	4,932
6.250% due 05/15/2030 (c)	15,900	24,169
8.000% due 11/15/2021	44,700	62,482
U.S. Treasury Notes
1.250% due 09/30/2015 (e)	432	434
1.875% due 09/30/2017 (e)(g)	20,191	20,757
2.125% due 09/30/2021 (c)	414,700	426,590
2.250% due 11/15/2024	84,100	86,459
2.375% due 08/15/2024 (e)	23,500	24,429
2.500% due 05/15/2024 (c)	661,230	694,602

Total U.S. Treasury Obligations (Cost $2,251,670)		2,291,274

MORTGAGE-BACKED SECURITIES 7.7%
Bear Stearns Adjustable Rate Mortgage Trust
2.405% due 04/25/2033	104	104
2.510% due 04/25/2033	207	209
2.574% due 04/25/2033	11	11
2.594% due 02/25/2033	55	52
2.669% due 11/25/2034	1,700	1,706
2.679% due 01/25/2034	465	466
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	2,789	2,518
2.619% due 11/25/2036	29,069	19,557
2.718% due 11/25/2036	20,584	15,981
CBA Commercial Small Balance Commercial Mortgage
0.454% due 12/25/2036	1,091	906
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.424% due 08/25/2035	799	736
Citigroup Mortgage Loan Trust, Inc.
2.530% due 05/25/2035	1,485	1,473
Countrywide Alternative Loan Trust
0.334% due 02/25/2047	906	770
0.354% due 05/25/2047	5,689	4,781
0.356% due 02/20/2047	8,706	6,575
0.374% due 05/25/2036	84	70
0.384% due 05/25/2035	1,167	969
0.386% due 03/20/2046	6,441	5,116
0.454% due 12/25/2035	392	345
1.128% due 02/25/2036	513	466
5.500% due 03/25/2036 ^	2,458	2,112
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	1,829	1,556
0.464% due 04/25/2035	372	309
0.504% due 02/25/2035	1,169	1,081
0.514% due 02/25/2035	712	646
2.391% due 09/20/2036 ^	7,490	6,657
2.439% due 04/25/2035	692	611

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
2.165% due 06/25/2032	$26	$20
Downey Savings & Loan Association Mortgage Loan Trust
0.438% due 08/19/2045	931	838
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030	326	326
First Republic Mortgage Loan Trust
0.675% due 11/15/2030	348	314
Greenpoint Mortgage Funding Trust
0.614% due 06/25/2045	878	750
GSR Mortgage Loan Trust
2.530% due 04/25/2036	7,630	6,955
HarborView Mortgage Loan Trust
0.308% due 03/19/2037	2,108	1,819
0.398% due 05/19/2035	2,562	2,146
0.918% due 02/19/2034	200	198
Impac CMB Trust
1.174% due 07/25/2033	89	86
IndyMac Mortgage Loan Trust
0.494% due 02/25/2035	3,496	3,257
JPMorgan Mortgage Trust
2.579% due 07/25/2035	1,582	1,586
2.635% due 02/25/2036 ^	1,911	1,740
MASTR Adjustable Rate Mortgages Trust
2.421% due 05/25/2034	349	341
MASTR Asset Securitization Trust
5.500% due 09/25/2033	136	142
Merrill Lynch Mortgage Investors Trust
1.878% due 12/25/2032	134	133
Prime Mortgage Trust
5.000% due 02/25/2019	29	29
Residential Accredit Loans, Inc. Trust
0.474% due 08/25/2035	1,820	1,426
0.574% due 03/25/2033	643	635
1.481% due 09/25/2045	744	633
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	714	808
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	45	47
Sequoia Mortgage Trust
0.526% due 07/20/2033	1,571	1,487
0.646% due 07/20/2033	1,105	983
0.878% due 10/19/2026	822	810
Structured Adjustable Rate Mortgage Loan Trust
1.528% due 01/25/2035	620	502
Structured Asset Mortgage Investments Trust
0.394% due 05/25/2036	24,987	18,747
0.758% due 07/19/2034	304	302
0.878% due 03/19/2034	517	500
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	531	511
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	1,969	1,821
0.444% due 12/25/2045	1,108	1,071
0.858% due 01/25/2047	1,572	1,431
0.931% due 12/25/2046	3,286	3,099
1.108% due 06/25/2046	4,509	4,227
1.128% due 02/25/2046	3,276	3,112
1.328% due 11/25/2042	588	553
2.186% due 10/25/2046	1,504	1,377
2.192% due 05/25/2046	643	553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.192% due 07/25/2046	$7,378	$6,677
2.192% due 08/25/2046	18,671	16,872
2.192% due 09/25/2046	3,212	2,954
2.192% due 12/25/2046	1,627	1,518
2.441% due 03/25/2034	205	206
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	111	108
Washington Mutual Mortgage Pass-Through Certificates Trust
2.024% due 02/25/2033	17	16
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	48	48
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 11/25/2033	62	63

Total Mortgage-Backed Securities (Cost $203,959)		169,562

ASSET-BACKED SECURITIES 0.6%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037	34	23
0.695% due 06/15/2031	273	267
0.715% due 11/15/2031	27	26
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^	13	15
0.281% due 11/25/2036	3,000	2,932
0.834% due 10/25/2032	60	57
Carrington Mortgage Loan Trust
0.494% due 10/25/2035	95	95
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	252	237
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,121	740
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036	775	759
0.364% due 06/25/2036	652	639
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	102	91
Credit-Based Asset Servicing and Securitization LLC
0.241% due 01/25/2037 ^	1,286	586
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036	98	54
GSAMP Trust
0.244% due 12/25/2036	661	362
0.354% due 11/25/2035	212	35
Home Equity Asset Trust
1.094% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036	182	108
IXIS Real Estate Capital Trust
0.234% due 05/25/2037	42	20
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047	144	141
0.251% due 08/25/2036	48	24
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	48
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037	773	506
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034	1,548	1,497
MASTR Asset-Backed Securities Trust
0.224% due 11/25/2036	124	59
Merrill Lynch Mortgage Investors Trust
0.294% due 02/25/2037	413	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mid-State Trust
7.340% due 07/01/2035	$142	$154
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037	468	331
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	48	25
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047	201	201
New Century Home Equity Loan Trust
0.354% due 05/25/2036	1,029	732
Renaissance Home Equity Loan Trust
0.874% due 08/25/2032	2	2
Salomon Brothers Mortgage Securities, Inc.
1.524% due 01/25/2032	147	138
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^	1,952	725
0.254% due 11/25/2036 ^	776	329
Soundview Home Loan Trust
0.234% due 11/25/2036	662	260
0.254% due 06/25/2037	399	241
Structured Asset Securities Corp. Mortgage Loan Trust
0.274% due 01/25/2037	100	100

Total Asset-Backed Securities (Cost $17,745)		12,756

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.2%
		3,580

U.S. TREASURY BILLS 0.5%
0.008% due 04/02/2015 - 06/11/2015 (a)(e)(g)	11,892	11,892

Total Short-Term Instruments (Cost $15,472)		15,472

Total Investments in Securities (Cost $3,054,040)		3,106,991

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	1,068	11
PIMCO Short-Term Floating NAV Portfolio III	12,710	126

Total Short-Term Instruments (Cost $137)		137

Total Investments in Affiliates (Cost $137)		137

Total Investments 141.0% (Cost $3,054,177)		$3,107,128

Financial Derivative Instruments (d)(f) (0.1%) (Cost or Premiums, net $(2,522))		(2,966)

Other Assets and Liabilities, net (40.9%)		(900,460)

Net Assets 100.0%		$2,203,702

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	177

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,580	Freddie Mac 2.080% due 10/17/2022	$(3,654)	$3,580	$3,580

Total Repurchase Agreements						$(3,654)	$3,580	$3,580

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GRE	0.220%	03/09/2015	04/09/2015	$(9,768)	$(9,769)
	0.300%	03/17/2015	04/07/2015	(75,853)	(75,863)
JPS	0.100%	03/16/2015	04/16/2015	(5,303)	(5,303)
SCX	0.160%	02/23/2015	04/07/2015	(146,856)	(146,880)
	0.160%	03/16/2015	04/07/2015	(156,563)	(156,580)
	0.180%	03/12/2015	04/13/2015	(11,137)	(11,138)
	0.200%	03/04/2015	04/06/2015	(114,154)	(114,171)
	0.200%	03/12/2015	04/17/2015	(7,677)	(7,678)
	0.210%	03/05/2015	04/20/2015	(217)	(217)
	0.210%	03/06/2015	04/23/2015	(1,080)	(1,080)
	0.220%	03/09/2015	04/09/2015	(35,955)	(35,960)
	0.260%	03/16/2015	04/15/2015	(13,673)	(13,675)

Total Reverse Repurchase Agreements					$(578,314)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.090%	03/11/2015	04/10/2015	$(14,043)	$(14,058)
	0.280%	03/27/2015	04/06/2015	(4,766)	(4,769)
GSC	0.152%	02/25/2015	04/06/2015	(229,256)	(226,991)
	0.230%	03/18/2015	04/08/2015	(9,921)	(9,927)
	0.260%	03/12/2015	04/13/2015	(57,136)	(57,199)
TDM	0.250%	03/16/2015	04/16/2015	(13,967)	(13,985)

Total Sale-Buyback Transactions					$(326,929)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $213,902 at a weighted average interest rate of 0.122%.
(3)	Payable for sale-buyback transactions includes $145 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	05/01/2045	$17,000	$(18,120)	$(18,150)
Fannie Mae	4.500%	04/01/2045	3,000	(3,256)	(3,273)

				$(21,376)	$(21,423)

Total Short Sales				$(21,376)	$(21,423)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $914,587 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
GRE	$0	$(85,632)	$0	$(85,632)	$85,056	$(576)
JPS	0	(5,303)	0	(5,303)	5,320	17
SCX	0	(487,379)	0	(487,379)	484,750	(2,629)
SSB	3,580	0	0	3,580	(3,654)	(74)

Master Securities Forward Transaction Agreement
BCY	0	0	(18,827)	(18,827)	18,589	(238)
GSC	0	0	(294,117)	(294,117)	294,467	350
TDM	0	0	(13,985)	(13,985)	13,838	(147)

Total Borrowings and Other Financing Transactions	$3,580	$(578,314)	$(326,929)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	6,000	$(193)	$0	$(225)
90-Day Eurodollar June Futures	Short	06/2015	3,000	(153)	0	(38)
90-Day Eurodollar March Futures	Short	03/2016	6,000	(259)	0	(375)
90-Day Eurodollar September Futures	Short	09/2015	7,200	(504)	0	(180)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	3,129	4,092	978	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	1,472	3,263	598	0

Total Futures Contracts				$6,246	$1,576	$(818)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	$2,273,000	$(14,121)	$(2,370)	$0	$(1,341)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	78,600	(20,113)	(542)	0	(89)

					$(34,234)	$(2,912)	$0	$(1,430)

Total Swap Agreements					$(34,234)	$(2,912)	$0	$(1,430)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $31,819 and cash of $4,170 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,576	$0	$1,576	$0	$(818)	$(1,430)	$(2,248)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	179

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	17,800	$(94)	$(161)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		17,800	(113)	(37)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		163,200	(1,189)	(1,199)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		163,200	(1,126)	(897)

								$(2,522)	$(2,294)

Total Written Options								$(2,522)	$(2,294)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	5,250	$320,000	$(3,643)
Sales	922	362,000	(2,744)
Closing Buys	0	0	0
Expirations	(5,711)	(320,000)	3,739
Exercised	(461)	0	126

Balance at End of Period	0	$362,000	$(2,522)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $2,213 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
GLM	$0	$0	$0	$0	$0	$(198)	$0	$(198)	$(198)	$0	$(198)
MYC	0	0	0	0	0	(2,096)	0	(2,096)	(2,096)	2,073	(23)

Total Over the Counter	$0	$0	$0	$0	$0	$(2,294)	$0	$(2,294)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,576	$1,576

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$818	$818
Swap Agreements	0	0	0	0	1,430	1,430

	$0	$0	$0	$0	$2,248	$2,248

Over the counter
Written Options	$0	$0	$0	$0	$2,294	$2,294

	$0	$0	$0	$0	$4,542	$4,542

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(376)	$(376)
Written Options	0	0	0	0	2,139	2,139
Futures	0	0	0	0	204,869	204,869
Swap Agreements	0	(11)	0	0	(86,189)	(86,200)

	$0	$(11)	$0	$0	$120,443	$120,432

Over the counter
Written Options	$0	$0	$0	$0	$1,600	$1,600

	$0	$(11)	$0	$0	$122,043	$122,032

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Written Options	0	0	0	0	(262)	(262)
Futures	0	0	0	0	30,771	30,771
Swap Agreements	0	0	0	0	14,216	14,216

	$0	$0	$0	$0	$44,731	$44,731

Over the counter
Written Options	$0	$0	$0	$0	$11	$11

	$0	$0	$0	$0	$44,742	$44,742

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$266	$0	$266
Municipal Bonds & Notes
Iowa	0	1,635	0	1,635
U.S. Government Agencies	0	616,026	0	616,026
U.S. Treasury Obligations	0	2,291,274	0	2,291,274
Mortgage-Backed Securities	0	169,562	0	169,562
Asset-Backed Securities	0	12,756	0	12,756
Short-Term Instruments
Repurchase Agreements	0	3,580	0	3,580
U.S. Treasury Bills	0	11,892	0	11,892
	$0	$3,106,991	$0	$3,106,991

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$137	$0	$0	$137

Total Investments	$137	$3,106,991	$0	$3,107,128

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,423)	$0	$(21,423)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,576	$0	$0	$1,576

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(818)	(1,430)	0	(2,248)
Over the counter	0	(2,294)	0	(2,294)
	$(818)	$(3,724)	$0	$(4,542)

Totals	$895	$3,081,844	$0	$3,082,739

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	181

Consolidated Schedule of Investments PIMCO International Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 57.4%

CANADA 13.3%

SOVEREIGN ISSUES 13.3%
Canada Housing Trust
2.650% due 03/15/2022	CAD	5,000	$4,272
2.750% due 12/15/2015		100	80
Hydro-Quebec
2.000% due 06/30/2016		$4,500	4,580
Province of Ontario
3.150% due 12/15/2017		25,000	26,388
4.000% due 06/02/2021	CAD	5,500	4,986
4.200% due 06/02/2020		42,300	38,283
Province of Quebec
4.500% due 12/01/2018		21,800	19,376
4.500% due 12/01/2020		25,000	23,090
5.000% due 12/01/2041		8,000	8,785
6.250% due 06/01/2032		10,000	11,777

Total Canada (Cost $152,329)			141,617

FRANCE 9.5%

SOVEREIGN ISSUES 9.5%
France Government Bond
3.250% due 05/25/2045	EUR	60,300	100,567

Total France (Cost $102,573)			100,567

GERMANY 2.9%

SOVEREIGN ISSUES 2.9%
Republic of Germany
4.250% due 07/04/2039	EUR	15,500	30,636

Total Germany (Cost $29,826)			30,636

ITALY 0.7%

SOVEREIGN ISSUES 0.7%
Italy Buoni Poliennali Del Tesoro
5.000% due 09/01/2040	EUR	4,300	7,334

Total Italy (Cost $7,035)			7,334

NORWAY 0.7%

SOVEREIGN ISSUES 0.7%
Kommunalbanken A/S
1.750% due 10/05/2015		$7,500	7,554

Total Norway (Cost $7,543)			7,554

UNITED STATES 10.5%

ASSET-BACKED SECURITIES 2.6%
AFC Home Equity Loan Trust
0.884% due 12/22/2027		$3	3
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		58	54
0.874% due 10/25/2031		387	352
Argent Securities Trust
0.264% due 07/25/2036		1,669	757
Asset-Backed Funding Certificates Trust
0.874% due 06/25/2034		629	591
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037		69	45
Bear Stearns Asset-Backed Securities Trust
0.664% due 06/25/2036		971	958
0.834% due 10/25/2032		197	189
BNC Mortgage Loan Trust
0.274% due 05/25/2037		310	298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.494% due 10/25/2035	$68	$68
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	30	28
Countrywide Asset-Backed Certificates
0.274% due 07/25/2037	4,181	4,152
0.274% due 08/25/2037	150	149
0.364% due 06/25/2036	1,957	1,916
0.914% due 05/25/2032	153	146
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	157	140
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036	54	31
0.241% due 01/25/2037 ^	384	175
Equity One Mortgage Pass-Through Trust
0.474% due 04/25/2034	519	431
Home Equity Asset Trust
0.771% due 11/25/2032	1	1
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036	42	25
Lehman XS Trust
0.321% due 04/25/2037 ^	127	94
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034	28	27
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037	44	17
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037	130	92
0.274% due 11/25/2036	10,283	7,017
Park Place Securities, Inc.
0.434% due 09/25/2035	37	37
SLM Student Loan Trust
1.756% due 04/25/2023	9,688	9,944
Soundview Home Loan Trust
0.234% due 11/25/2036	331	130
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035	18	18
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036	36	19

		27,904

CORPORATE BONDS & NOTES 2.0%
Computer Sciences Corp.
6.500% due 03/15/2018	4,600	5,087
Mohawk Industries, Inc.
6.125% due 01/15/2016	4,667	4,845
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	5,728
Whirlpool Corp.
5.000% due 05/15/2015	5,700	5,724

		21,384

MORTGAGE-BACKED SECURITIES 3.5%
American Home Mortgage Investment Trust
2.069% due 10/25/2034	16	16
Bear Stearns ALT-A Trust
2.315% due 01/25/2036 ^	1,769	1,420
2.494% due 08/25/2036 ^	57	41
Citigroup Mortgage Loan Trust, Inc.
2.573% due 08/25/2035	116	115
Countrywide Alternative Loan Trust
0.334% due 02/25/2047	236	201
0.356% due 02/20/2047	9,946	7,512
0.386% due 03/20/2046	812	645
0.434% due 12/25/2035	99	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.454% due 12/25/2035	$392	$345
0.454% due 02/25/2037	273	214
0.474% due 08/25/2035	869	750
0.474% due 12/25/2035	1,643	1,375
0.524% due 09/25/2035	3,002	2,597
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	288	245
0.464% due 03/25/2035	1,168	940
0.464% due 04/25/2035	15	12
0.494% due 03/25/2035	7,303	5,610
0.504% due 02/25/2035	22	20
0.774% due 03/25/2035	61	55
0.934% due 09/25/2034	22	21
2.471% due 08/25/2034	67	59
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	30	31
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^	7	4
Downey Savings & Loan Association Mortgage Loan Trust
0.388% due 03/19/2045	1,087	971
0.438% due 08/19/2045	423	381
0.508% due 09/19/2045	2,867	2,118
Greenpoint Mortgage Funding Trust
0.404% due 06/25/2045	2,751	2,410
HarborView Mortgage Loan Trust
0.418% due 06/19/2035	741	649
0.418% due 01/19/2036	230	164
0.418% due 03/19/2036	2,698	1,974
0.428% due 01/19/2036	3,591	2,494
0.488% due 11/19/2035	492	415
0.508% due 09/19/2035	41	33
0.516% due 06/20/2035	105	99
Nomura Asset Acceptance Corp.
2.426% due 10/25/2035	54	51
Residential Accredit Loans, Inc. Trust
0.384% due 04/25/2046	204	108
Sequoia Mortgage Trust
0.526% due 07/20/2033	1,359	1,286
0.878% due 10/19/2026	18	18
1.129% due 10/20/2034	584	564
Structured Asset Mortgage Investments Trust
0.758% due 07/19/2034	10	9
Thornburg Mortgage Securities Trust
0.714% due 03/25/2044	205	184
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045	51	47
0.484% due 01/25/2045	30	28
0.494% due 01/25/2045	30	28
0.494% due 07/25/2045	30	29
0.931% due 12/25/2046	246	232
1.328% due 11/25/2042	5	4
1.528% due 08/25/2042	19	17
1.948% due 02/27/2034	15	15
2.186% due 10/25/2046	70	64
2.192% due 11/25/2046	590	536
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 04/25/2036	25	25
2.619% due 09/25/2034	224	230

		37,499

U.S. GOVERNMENT AGENCIES 0.7%
Fannie Mae
0.294% due 03/25/2034	19	19
0.324% due 08/25/2034	13	13
0.524% due 09/25/2042	57	58
0.574% due 06/25/2029	5	5

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.004% due 12/01/2034	$16	$17
2.488% due 11/01/2034	59	63
2.633% due 12/01/2030	3	3
6.000% due 07/25/2044	31	36
7.000% due 09/25/2023	25	28
8.800% due 01/25/2019	31	34
Freddie Mac
0.324% due 09/25/2035	2,860	2,863
0.405% due 02/15/2019	1,182	1,183
0.454% due 09/25/2031	40	38
0.625% due 12/15/2031	2	2
1.220% due 10/25/2044	132	135
1.314% due 02/25/2045	62	64
1.521% due 07/25/2044	40	41
2.230% due 10/01/2036	99	106
6.500% due 07/15/2028	508	589
Ginnie Mae
1.625% due 03/20/2022 - 09/20/2026	366	377
2.000% due 09/20/2024 - 06/20/2030	924	961
6.000% due 08/20/2034	845	972
Small Business Administration
4.625% due 02/01/2025	47	50
5.090% due 10/01/2025	25	27

		7,684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Notes
0.375% due 06/30/2015 (c)(e)(g)	$18,000	$18,011

Total United States (Cost $123,363)		112,482

SHORT-TERM INSTRUMENTS 19.8%

REPURCHASE AGREEMENTS (b) 13.0%
		137,880

SHORT-TERM NOTES 4.3%
Federal Home Loan Bank
0.045% due 04/08/2015	15,000	15,000
0.060% due 04/06/2015	4,600	4,600
0.061% due 05/13/2015	5,800	5,799
0.075% due 05/22/2015	19,800	19,798

		45,197

U.S. TREASURY BILLS 2.5%
0.040% due 04/23/2015 - 06/11/2015 (a)(e)(g)†	26,901	26,900

Total Short-Term Instruments (Cost $209,976)		209,977

Total Investments in Securities (Cost $632,645)		610,167

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 30.6%

SHORT-TERM INSTRUMENTS 30.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.6%
PIMCO Short-Term Floating NAV Portfolio III	32,873,365	$326,005

Total Short-Term Instruments (Cost $326,931)		326,005

Total Investments in Affiliates (Cost $326,931)		326,005

Total Investments 88.0% (Cost $959,576)		$936,172

Financial Derivative Instruments (d)(f) 1.6% (Cost or Premiums, net $871)		17,084

Other Assets and Liabilities, net 10.4%		110,659

Net Assets 100.0%		$1,063,915

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
†	All or a portion of this security is owned by PIMCO International Portfolio Subsidiary LLC, which is a 100% owned subsidiary of the Portfolio.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.200%	03/31/2015	04/01/2015	$800	U.S. Treasury Bonds 3.375% due 05/15/2044	$(818)	$800	$800
RDR	0.320%	03/31/2015	04/01/2015	87,000	U.S. Treasury Notes 2.625% due 08/15/2020	(88,925)	87,000	87,001
RYL	0.120%	03/16/2015	04/06/2015	49,700	U.S. Treasury Notes 2.000% due 02/28/2021	(51,404)	49,700	49,703
SSB	0.000%	03/31/2015	04/01/2015	380	Freddie Mac 2.080% due 10/17/2022	(390)	380	380

Total Repurchase Agreements						$(141,537)	$137,880	$137,884

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $2,421 at a weighted average interest rate of (0.030%).

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	183

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $780 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
DEU	$800	$0	$0	$0	$800	$(818)	$(18)
RDR	87,001	0	0	0	87,001	(88,925)	(1,924)
RYL	49,703	0	0	0	49,703	(50,624)	(921)
SSB	380	0	0	0	380	(390)	(10)

Total Borrowings and Other Financing Transactions	$137,884	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	Short	06/2015	965	$(557)	$76	$(84)
Put Options Strike @ EUR 146.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	2,500	2	5	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	2,500	1,171	753	(161)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	500	18	18	(9)

Total Futures Contracts				$634	$852	$(254)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	730,000	$(10,374)	$(3,216)	$46	$0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		45,000	(1,765)	296	0	(15)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	31,330,000	(2,425)	875	145	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		7,500,000	2,780	(1,531)	1	0
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	87,200	1,429	261	312	0

						$(10,355)	$(3,315)	$504	$(15)

Total Swap Agreements						$(10,355)	$(3,315)	$504	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $12,563 and cash of $6,732 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared (1)	$0	$852	$504	$1,356	$0	$(254)	$(15)	$(269)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		AUD	941	$		720	$3	$0
	04/2015		EUR	254,513			287,387	13,703	0
	04/2015		GBP	3,263			4,823	0	(18)
	04/2015	$		1,089		AUD	1,429	0	(1)
	04/2015			1,713		CAD	2,128	0	(33)
	05/2015			113,412		EUR	105,596	181	0
	08/2015		SEK	88,200	$		10,569	305	0
	08/2015	$		2,808		SEK	23,590	0	(62)

BPS	04/2015		JPY	33,086,325	$		276,948	1,079	0
	04/2015	$		35,499		AUD	46,755	112	0
	04/2015			211,849		JPY	25,326,623	0	(679)
	05/2015		JPY	25,326,623	$		211,938	665	0
	05/2015	$		9,324		EUR	8,594	0	(79)

CBK	04/2015		AUD	72,135	$		56,040	1,099	0
	04/2015		EUR	222,830			236,371	0	(3,227)
	04/2015		JPY	351,000			2,892	0	(34)
	04/2015	$		297,995		EUR	262,959	0	(15,249)
	04/2015			1,383		GBP	902	0	(45)
	08/2015		SEK	23,590	$		2,828	83	0

DUB	04/2015		CAD	1,795			1,421	4	0
	04/2015		JPY	24,560,088			205,532	754	0

FBF	04/2015	$		279,533		JPY	33,430,090	0	(798)
	05/2015		JPY	33,430,090	$		279,652	780	0

GLM	04/2015		EUR	216,986			240,631	8,738	(1,422)
	04/2015		JPY	2,258,100			18,640	2	(190)
	04/2015	$		114,897		CAD	143,794	0	(1,366)
	04/2015			103,382		EUR	92,067	0	(4,387)
	04/2015			7,941		GBP	5,179	0	(258)
	04/2015			1,385		JPY	167,700	13	0
	05/2015		CAD	143,794	$		114,845	1,363	0
	05/2015		CHF	336			365	18	0
	05/2015		GBP	3,183			4,757	36	0

HUS	04/2015		CAD	1,908			1,504	0	(2)
	04/2015	$		83,144		EUR	75,724	0	(1,721)
	05/2015		EUR	75,724	$		83,181	1,722	0

JPM	04/2015			248,865			267,406	0	(186)
	04/2015	$		18,741		AUD	24,478	0	(97)
	04/2015			2,495		EUR	2,342	23	0
	04/2015			11,160		JPY	1,331,100	0	(62)

MSB	04/2015		EUR	254,513	$		287,284	13,601	0
	04/2015		GBP	10,157			15,312	246	0

RBC	04/2015		CAD	142,219			114,064	1,776	0

UAG	04/2015	$		280,816		EUR	255,589	0	(5,994)
	05/2015		EUR	255,589	$		280,940	5,995	0
	05/2015	$		1,554		GBP	1,043	0	(7)

Total Forward Foreign Currency Contracts								$52,301	$(35,917)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$	3,600	$24	$9

HUS	Call - OTC USD versus JPY		124.000	05/07/2015		17,500	116	42

MSB	Call - OTC EUR versus USD	$	1.205	04/28/2015	EUR	50,000	5	1

UAG	Put - OTC USD versus JPY	JPY	95.000	04/08/2015	$	200,000	20	0
	Put - OTC USD versus JPY		99.000	04/08/2015		207,000	21	0

							$186	$52

Total Purchased Options							$186	$52

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	185

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	$3,600	$(24)	$(10)

GLM	Put - OTC USD versus JPY		116.950	04/30/2015	9,100	(62)	(26)

HUS	Put - OTC USD versus JPY		116.950	04/30/2015	8,400	(55)	(24)

						$(141)	$(60)

Total Written Options						$(141)	$(60)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$0	$0
Sales	21,100	(141)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	$21,100	$(141)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Computer Sciences Corp.	(1.160%	)	03/20/2018	0.491%	$ 4,600	$(70)	$(23)	$0	$(93)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.490%	)	06/20/2018	0.324%	5,000	566	(755)	0	(189)

DUB	Whirlpool Corp.	(0.650%	)	06/20/2015	0.068%	5,700	4	(12)	0	(8)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.092%	6,000	326	(415)	0	(89)

							$826	$(1,205)	$0	$(379)

Total Swap Agreements							$826	$(1,205)	$0	$(379)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $19,416 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$14,192	$0	$0	$14,192	$(114)	$0	$(282)	$(396)	$13,796	$(11,650)	$2,146
BPS	1,856	0	0	1,856	(758)	0	0	(758)	1,098	(1,418)	(320)
BRC	0	9	0	9	0	(10)	0	(10)	(1)	0	(1)
CBK	1,182	0	0	1,182	(18,555)	0	0	(18,555)	(17,373)	17,223	(150)
DUB	758	0	0	758	0	0	(8)	(8)	750	(820)	(70)
FBF	780	0	0	780	(798)	0	0	(798)	(18)	0	(18)
GLM	10,170	0	0	10,170	(7,623)	(26)	0	(7,649)	2,521	(1,560)	961
HUS	1,722	42	0	1,764	(1,723)	(24)	0	(1,747)	17	0	17
JPM	23	0	0	23	(345)	0	0	(345)	(322)	2,193	1,871
MSB	13,847	1	0	13,848	0	0	0	0	13,848	(11,910)	1,938
RBC	1,776	0	0	1,776	0	0	0	0	1,776	(2,030)	(254)
UAG	5,995	0	0	5,995	(6,001)	0	(89)	(6,090)	(95)	0	(95)

Total Over the Counter	$52,301	$52	$0	$52,353	$(35,917)	$(60)	$(379)	$(36,356)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$852	$852
Swap Agreements	0	0	0	0	504	504

	$0	$0	$0	$0	$1,356	$1,356

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52,301	$0	$52,301
Purchased Options	0	0	0	52	0	52

	$0	$0	$0	$52,353	$0	$52,353

	$0	$0	$0	$52,353	$1,356	$53,709

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$254	$254
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$269	$269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,917	$0	$35,917
Written Options	0	0	0	60	0	60
Swap Agreements	0	379	0	0	0	379

	$0	$379	$0	$35,977	$0	$36,356

	$0	$379	$0	$35,977	$269	$36,625

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	187

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,381	$7,381
Swap Agreements	0	0	0	0	(18,853)	(18,853)

	$0	$0	$0	$0	$(11,472)	$(11,472)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$207,926	$0	$207,926
Purchased Options	0	0	0	95	0	95
Swap Agreements	0	(319)	0	0	0	(319)

	$0	$(319)	$0	$208,021	$0	$207,702

	$0	$(319)	$0	$208,021	$(11,472)	$196,230

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(600)	$(600)
Swap Agreements	0	0	0	0	(1,103)	(1,103)

	$0	$0	$0	$0	$(1,703)	$(1,703)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,542	$0	$18,542
Purchased Options	0	0	0	(134)	0	(134)
Written Options	0	0	0	80	0	80
Swap Agreements	0	226	0	0	0	226

	$0	$226	$0	$18,488	$0	$18,714

	$0	$226	$0	$18,488	$(1,703)	$17,011

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$141,617	$0	$141,617
France
Sovereign Issues	0	100,567	0	100,567
Germany
Sovereign Issues	0	30,636	0	30,636
Italy
Sovereign Issues	0	7,334	0	7,334
Norway
Sovereign Issues	0	7,554	0	7,554
United States
Asset-Backed Securities	0	27,904	0	27,904
Corporate Bonds & Notes	0	21,384	0	21,384
Mortgage-Backed Securities	0	37,499	0	37,499
U.S. Government Agencies	0	7,684	0	7,684
U.S. Treasury Obligations	0	18,011	0	18,011
Short-Term Instruments
Repurchase Agreements	0	137,880	0	137,880
Short-Term Notes	0	45,197	0	45,197
U.S. Treasury Bills	0	26,900	0	26,900
	$0	$610,167	$0	$610,167

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$326,005	$0	$0	$326,005

Total Investments	$326,005	$610,167	$0	$936,172

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	852	504	0	1,356
Over the counter	0	52,353	0	52,353
	$852	$52,857	$0	$53,709

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(254)	(15)	0	(269)
Over the counter	0	(36,356)	0	(36,356)
	$(254)	$(36,371)	$0	$(36,625)

Totals	$326,603	$626,653	$0	$953,256

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.9%

CORPORATE BONDS & NOTES 30.8%

BANKING & FINANCE 23.5%
Aegon NV
4.625% due 12/01/2015		$958	$983
American Express Centurion Bank
0.708% due 11/13/2015		80,250	80,405
0.875% due 11/13/2015		300	301
American Express Credit Corp.
0.763% due 07/29/2016		31,025	31,140
1.368% due 06/12/2015		34,005	34,083
1.750% due 06/12/2015		123,296	123,552
2.750% due 09/15/2015		5,500	5,554
American Honda Finance Corp.
0.754% due 10/07/2016		1,000	1,005
1.000% due 08/11/2015		54,443	54,572
2.500% due 09/21/2015		2,250	2,272
2.600% due 09/20/2016		4,550	4,670
American International Group, Inc.
2.375% due 08/24/2015		30,365	30,553
5.050% due 10/01/2015		57,261	58,485
Banco de Sabadell S.A.
3.500% due 01/19/2016	EUR	57,000	62,968
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$6,500	6,549
Banco Santander Brasil S.A.
4.500% due 04/06/2015		28,820	28,820
Bank Nederlandse Gemeenten NV
0.271% due 11/30/2015		170,100	170,094
0.427% due 07/18/2016		19,446	19,484
Bank of America Corp.
1.500% due 10/09/2015		1,300	1,306
3.700% due 09/01/2015		10,900	11,031
4.500% due 04/01/2015		301,679	301,679
4.750% due 08/01/2015		7,000	7,087
Bank of Montreal
0.737% due 09/11/2015		14,600	14,634
2.625% due 01/25/2017		39,200	39,960
2.850% due 06/09/2015		308,000	309,375
Bank of Nova Scotia
0.950% due 03/15/2016		1,500	1,507
1.650% due 10/29/2015		380,100	382,632
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.711% due 02/26/2016		35,760	35,809
0.874% due 09/09/2016		7,000	7,019
Barclays Bank PLC
2.500% due 09/21/2015		4,300	4,345
BBVA Bancomer S.A.
4.500% due 03/10/2016		8,950	9,241
Bear Stearns Cos. LLC
5.300% due 10/30/2015		11,400	11,695
BPCE S.A.
0.753% due 07/15/2015		7,300	7,306
1.506% due 04/25/2016		38,037	38,389
Caisse Centrale Desjardins
2.550% due 03/24/2016		24,900	25,377
Canadian Credit Card Trust
3.444% due 07/24/2015	CAD	65,000	51,712
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		$197,107	198,138
2.750% due 01/27/2016		8,000	8,145
CARDS Trust
3.096% due 09/15/2015	CAD	50,000	39,853
Citigroup, Inc.
1.064% due 04/01/2016		$2,700	2,708
2.250% due 08/07/2015		37,240	37,455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.700% due 05/29/2015		$26,800	$26,975
4.750% due 05/19/2015		83,813	84,269
4.875% due 05/07/2015		11,424	11,464
Credit Agricole S.A.
3.500% due 04/13/2015		52,984	53,016
Credit Suisse
0.567% due 03/11/2016		106,000	105,947
Danske Bank A/S
3.750% due 04/01/2015		4,600	4,600
Dexia Credit Local S.A.
0.537% due 01/21/2016		140,000	140,136
0.557% due 01/17/2016		130,300	130,445
0.558% due 11/13/2015		53,400	53,464
0.636% due 11/07/2016		8,500	8,529
DNB Boligkreditt A/S
2.100% due 10/14/2016		246,161	248,344
2.900% due 03/29/2017		30,300	30,966
FMS Wertmanagement AoeR
0.266% due 01/28/2016		39,000	39,001
Ford Motor Credit Co. LLC
1.506% due 05/09/2016		25,345	25,531
1.700% due 05/09/2016		24,090	24,207
2.500% due 01/15/2016		26,570	26,885
2.750% due 05/15/2015		277,459	278,079
3.984% due 06/15/2016		19,637	20,250
4.207% due 04/15/2016		2,358	2,426
5.625% due 09/15/2015		84,531	86,308
7.000% due 04/15/2015		109,210	109,383
12.000% due 05/15/2015		148,422	150,255
General Electric Capital Corp.
0.851% due 01/08/2016		14,500	14,566
1.000% due 01/08/2016		6,900	6,929
1.008% due 08/11/2015		29,345	29,418
1.625% due 07/02/2015		12,926	12,966
2.250% due 11/09/2015		32,590	32,933
5.000% due 01/08/2016		600	621
Golden Credit Card Trust
3.824% due 05/15/2015	CAD	35,000	27,722
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		$59,655	59,673
1.600% due 11/23/2015		670	674
3.300% due 05/03/2015		374,968	375,610
3.625% due 02/07/2016		29,100	29,727
3.700% due 08/01/2015		331,612	334,891
Hana Bank
4.500% due 10/30/2015		1,500	1,530
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		17,080	17,118
3.875% due 03/15/2016		3,350	3,446
HSBC Finance Corp.
0.692% due 06/01/2016		4,300	4,295
5.000% due 06/30/2015		48,322	48,841
5.250% due 04/15/2015		63,307	63,383
5.500% due 01/19/2016		21,697	22,483
Industrial Bank of Korea
4.375% due 08/04/2015		2,700	2,735
ING Bank NV
0.596% due 01/04/2016		142,750	142,731
1.907% due 09/25/2015		2,600	2,618
2.000% due 09/25/2015		600	604
Inter-American Development Bank
0.193% due 10/23/2015		12,000	12,003
0.217% due 02/11/2016		26,100	26,111
International Bank for Reconstruction& Development
0.375% due 08/24/2015		3,000	3,002
John Deere Capital Corp.
0.700% due 09/04/2015		15,300	15,322
0.750% due 01/22/2016		7,975	7,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.470% due 10/12/2015	EUR	15,800	$17,000
0.707% due 04/23/2015		$175,760	175,791
0.777% due 02/15/2017		48,700	48,783
0.881% due 02/26/2016		170,415	170,894
0.913% due 10/15/2015		51,549	51,681
1.100% due 10/15/2015		14,300	14,338
3.400% due 06/24/2015		53,284	53,631
5.250% due 05/01/2015		2,110	2,115
JPMorgan Chase Bank N.A.
0.505% due 07/30/2015		1,650	1,651
0.600% due 06/13/2016		10,500	10,475
KFW
0.500% due 07/15/2016		9,500	9,506
0.625% due 04/24/2015		60,000	60,016
Kookmin Bank
0.406% due 06/04/2015	JPY	1,600,000	13,344
0.738% due 09/14/2015		$14,500	14,499
1.375% due 01/15/2016		27,644	27,697
Korea Exchange Bank
1.750% due 09/27/2015		300	301
4.875% due 01/14/2016		1,000	1,029
Macquarie Bank Ltd.
3.450% due 07/27/2015		6,742	6,801
MBNA Corp.
5.000% due 06/15/2015		2,730	2,753
MetLife Institutional Funding
1.625% due 04/02/2015		4,000	4,000
MetLife, Inc.
5.000% due 06/15/2015		16,606	16,755
Morgan Stanley
3.800% due 04/29/2016		3,000	3,087
4.000% due 07/24/2015		26,496	26,766
6.000% due 04/28/2015		259,891	260,752
MUFG Union Bank N.A.
1.019% due 09/26/2016		20,200	20,313
National Rural Utilities Cooperative Finance Corp.
0.562% due 11/23/2016		750	751
Nederlandse Waterschapsbank NV
0.342% due 11/04/2015		9,000	9,005
New York Life Global Funding
0.364% due 09/06/2016		5,700	5,701
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		288,610	289,244
Nordea Bank AB
0.718% due 05/13/2016		1,600	1,605
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2015	DKK	546,000	78,576
NRW Bank
1.250% due 05/15/2015		$800	801
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	2,643,400	380,419
2.000% due 07/01/2015		1,475,000	213,620
2.000% due 10/01/2015		234,500	34,178
Oesterreichische Kontrollbank AG
0.626% due 07/25/2016		$4,500	4,518
Pricoa Global Funding
0.407% due 05/16/2016		21,800	21,803
Private Export Funding Corp.
4.550% due 05/15/2015		250	251
Prudential Covered Trust
2.997% due 09/30/2015		630	636
Rabobank Group
0.750% due 03/18/2016		14,750	14,806
2.250% due 07/31/2015		3,500	3,523
Realkredit Danmark A/S
2.000% due 04/01/2015	DKK	2,222,100	319,789
2.000% due 01/01/2016		77,700	11,373

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	189

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
0.625% due 12/05/2016	$35,600	$35,625
2.625% due 12/15/2015	3,800	3,858
3.125% due 04/14/2015	8,500	8,506
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	3,000	3,023
Standard Chartered PLC
3.200% due 05/12/2016	124,632	127,440
3.850% due 04/27/2015	107,535	107,827
Sumitomo Mitsui Banking Corp.
0.684% due 01/10/2017	3,600	3,603
1.350% due 07/18/2015	34,300	34,383
Svensk Exportkredit AB
0.403% due 04/29/2016	350,000	350,564
Swedbank Hypotek AB
2.125% due 08/31/2016	2,250	2,294
2.950% due 03/28/2016	5,500	5,628
Temasek Financial Ltd.
4.500% due 09/21/2015	3,300	3,360
Toronto-Dominion Bank
2.200% due 07/29/2015	129,808	130,550
Toyota Motor Credit Corp.
0.547% due 05/17/2016	70,865	71,065
2.800% due 01/11/2016	12,500	12,717
UBS AG
0.769% due 09/26/2016	6,500	6,500
Wells Fargo & Co.
1.250% due 07/20/2016	1,600	1,609
1.500% due 07/01/2015	29,221	29,300
Wells Fargo Bank N.A.
0.376% due 03/20/2019	10,500	10,500
Westpac Banking Corp.
1.057% due 07/17/2015	4,300	4,309
1.375% due 07/17/2015	8,513	8,535

		8,588,097

INDUSTRIALS 4.6%
AbbVie, Inc.
1.015% due 11/06/2015	14,100	14,145
1.200% due 11/06/2015	276,558	276,999
Altria Group, Inc.
4.125% due 09/11/2015	48,971	49,714
Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016	1,900	1,907
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	36,028	36,076
3.625% due 04/15/2015	2,800	2,802
BAT International Finance PLC
1.400% due 06/05/2015	640	641
Becton Dickinson and Co.
0.721% due 06/15/2016	9,700	9,715
BSKYB Finance UK PLC
5.625% due 10/15/2015	3,000	3,075
Canadian Natural Resources Ltd.
0.648% due 03/30/2016	4,055	4,050
Comcast Corp.
5.850% due 11/15/2015	7,260	7,497
5.900% due 03/15/2016	1,000	1,049
Covidien International Finance S.A.
1.350% due 05/29/2015	72,090	72,193
2.800% due 06/15/2015	7,354	7,388
Cox Communications, Inc.
7.250% due 11/15/2015	1,400	1,454
CSX Corp.
6.250% due 04/01/2015	5,274	5,274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.935% due 08/01/2016	$28,735	$28,914
1.300% due 07/31/2015	226,500	227,120
1.450% due 08/01/2016	29,882	30,089
1.650% due 04/10/2015	49,242	49,248
3.000% due 03/28/2016	8,820	9,008
Devon Energy Corp.
0.721% due 12/15/2015	101,525	101,389
Ecolab, Inc.
1.000% due 08/09/2015	4,700	4,706
Enterprise Products Operating LLC
1.250% due 08/13/2015	6,024	6,033
3.700% due 06/01/2015	10,575	10,622
ERAC USA Finance LLC
5.600% due 05/01/2015	2,000	2,007
5.900% due 11/15/2015	7,000	7,216
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	18,250	18,404
Genentech, Inc.
4.750% due 07/15/2015	3,883	3,929
General Electric Co.
0.850% due 10/09/2015	14,800	14,848
GlaxoSmithKline Capital, Inc.
0.700% due 03/18/2016	31,755	31,823
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	2,250	2,260
Heineken NV
0.800% due 10/01/2015	13,717	13,729
Hewlett-Packard Co.
2.125% due 09/13/2015	5,801	5,838
Kimberly-Clark Corp.
0.377% due 05/15/2016	3,780	3,784
Korea National Oil Corp.
2.875% due 11/09/2015	6,854	6,937
Kraft Foods Group, Inc.
1.625% due 06/04/2015	19,511	19,545
Kroger Co.
3.900% due 10/01/2015	10,000	10,155
McKesson Corp.
0.665% due 09/10/2015	16,565	16,572
0.950% due 12/04/2015	8,802	8,823
NBCUniversal Enterprise, Inc.
0.790% due 04/15/2016	4,550	4,565
NBCUniversal Media LLC
3.650% due 04/30/2015	64,936	65,080
Nissan Motor Acceptance Corp.
0.969% due 09/26/2016	19,175	19,293
1.000% due 03/15/2016	7,150	7,166
Norfolk Southern Corp.
5.750% due 01/15/2016	4,583	4,759
Penske Truck Leasing Co. LP
3.125% due 05/11/2015	5,335	5,346
PepsiCo, Inc.
0.700% due 08/13/2015	3,600	3,607
0.700% due 02/26/2016	4,500	4,509
Petroliam Nasional Bhd.
7.750% due 08/15/2015	8,490	8,699
Procter & Gamble Co.
4.850% due 12/15/2015	1,425	1,468
Sanofi
2.625% due 03/29/2016	11,070	11,302
Southern Co.
2.375% due 09/15/2015	2,500	2,520
TCI Communications, Inc.
8.750% due 08/01/2015	800	822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	$7,575	$7,589
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	54,850	55,124
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	7,000	7,156
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015	28,627	28,682
Time Warner, Inc.
3.150% due 07/15/2015	33,234	33,489
Total Capital Canada Ltd.
0.633% due 01/15/2016	3,550	3,560
Tyco Electronics Group S.A.
0.453% due 01/29/2016	46,500	46,506
Volkswagen Group of America Finance LLC
0.432% due 11/23/2015	47,600	47,610
Volkswagen International Finance NV
0.586% due 11/18/2015	33,650	33,699
0.696% due 11/18/2016	27,650	27,713
1.150% due 11/20/2015	46,818	47,017
Volvo Treasury AB
5.950% due 04/01/2015	54,362	54,362
Wal-Mart Stores, Inc.
2.800% due 04/15/2016	5,000	5,122

		1,663,743

UTILITIES 2.7%
Alabama Power Co.
0.550% due 10/15/2015	1,200	1,201
AT&T, Inc.
0.643% due 02/12/2016	400	400
2.500% due 08/15/2015	13,891	13,986
BellSouth Corp.
4.182% due 04/26/2021	73,300	73,433
BP Capital Markets PLC
0.700% due 11/06/2015	15,600	15,612
3.125% due 10/01/2015	53,000	53,676
3.200% due 03/11/2016	16,477	16,860
British Telecommunications PLC
2.000% due 06/22/2015	23,050	23,124
Duke Energy Corp.
3.350% due 04/01/2015	20,654	20,654
Duke Energy Progress, Inc.
5.250% due 12/15/2015	1,435	1,483
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	23,000	23,247
NextEra Energy Capital Holdings, Inc.
1.200% due 06/01/2015	2,125	2,125
1.339% due 09/01/2015	9,800	9,828
Orange S.A.
2.125% due 09/16/2015	2,500	2,514
Plains All American Pipeline LP
3.950% due 09/15/2015	4,800	4,867
5.250% due 06/15/2015	900	908
Shell International Finance BV
3.100% due 06/28/2015	13,069	13,153
3.250% due 09/22/2015	6,000	6,078
Verizon Communications, Inc.
0.700% due 11/02/2015	61,628	61,639
1.801% due 09/15/2016	551,581	560,670
2.500% due 09/15/2016	88,803	90,715

		996,173

Total Corporate Bonds & Notes (Cost $11,507,193)		11,248,013

190	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
California State General Obligation Notes, Series 2013
1.050% due 02/01/2016	$7,500	$7,537
University of California Revenue Notes, Series 2013
0.392% due 05/15/2015	600	600

		8,137

DISTRICT OF COLUMBIA 0.0%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2015	500	516

NEW YORK 0.1%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	23,845	24,393
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2010
5.000% due 11/01/2015	305	314

		24,707

OREGON 0.0%
Oregon State Lottery Revenue Notes, Series 2013
0.480% due 04/01/2015	1,400	1,400

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 01/01/2016	200	207

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Notes, Series 2012
1.063% due 07/01/2015	500	501
Washington State General Obligation Notes, (BABs), Series 2010
2.760% due 08/01/2015	1,100	1,109

		1,610

Total Municipal Bonds & Notes (Cost $36,603)		36,577

U.S. GOVERNMENT AGENCIES 9.0%
Egypt Government AID Bond
4.450% due 09/15/2015	800	815
Fannie Mae
0.500% due 10/22/2015	3,745	3,749
1.625% due 10/26/2015	307,626	310,097
1.875% due 10/15/2015	1,875	1,891
Fannie Mae Strips
0.000% due 07/15/2015	1,822	1,821
Federal Farm Credit Bank
0.178% due 02/23/2017	64,000	64,050
0.250% due 11/04/2015	10,000	9,999
0.420% due 10/15/2015	3,800	3,805
1.500% due 11/16/2015	760	766
1.750% due 12/01/2015	3,000	3,031
4.800% due 11/05/2015	150	154
Federal Home Loan Bank
0.190% due 09/29/2015	831,555	831,102
0.200% due 09/14/2015 - 10/30/2015	408,200	408,042
0.230% due 12/18/2015 - 01/08/2016	238,900	238,859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 10/02/2015 - 10/09/2015		$1,250,000	$1,250,022
0.500% due 11/20/2015		1,195	1,197
1.375% due 12/11/2015		5,300	5,342
Freddie Mac
0.450% due 11/24/2015		16,800	16,825
0.500% due 05/27/2016		18,400	18,394
1.750% due 09/10/2015		102,203	102,903
NCUA Guaranteed Notes
1.400% due 06/12/2015		2,400	2,406

Total U.S. Government Agencies (Cost $3,275,493)			3,275,270

ASSET-BACKED SECURITIES 0.3%
Ford Credit Auto Owner Trust
0.320% due 04/15/2016		90,000	90,003
Honda Auto Receivables Owner Trust
0.560% due 05/15/2016		11,810	11,810
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016		16,175	16,180

Total Asset-Backed Securities (Cost $118,008)			117,993

SOVEREIGN ISSUES 5.3%
Belgium Government International Bond
0.875% due 09/14/2015		20,000	20,073
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	2,001,340	608,684
0.000% due 10/01/2015		970,600	285,559
0.000% due 01/01/2016		568,500	161,938
0.000% due 04/01/2016		383,000	105,751
Development Bank of Japan, Inc.
0.457% due 04/17/2015		$134,000	133,999
4.250% due 06/09/2015		3,000	3,021
Export-Import Bank of Korea
0.961% due 11/26/2016		2,000	2,011
1.250% due 11/20/2015		11,000	11,035
4.125% due 09/09/2015		3,800	3,857
Japan Bank for International Cooperation
1.875% due 09/24/2015		218,500	220,071
2.250% due 07/13/2016		43,199	44,097
2.500% due 01/21/2016		48,700	49,474
Kommunalbanken A/S
0.350% due 03/18/2016		178,638	178,699
1.750% due 10/05/2015		200	201
2.375% due 01/19/2016		5,400	5,485
Kommunekredit
0.336% due 10/05/2015		20,000	20,006
Kommuninvest Sverige AB
0.304% due 10/01/2015		6,000	6,001
Korea Development Bank
4.375% due 08/10/2015		18,225	18,461
Korea Housing Finance Corp.
4.125% due 12/15/2015		600	614
Municipality Finance PLC
0.317% due 01/19/2016		5,500	5,501
0.322% due 10/09/2015		18,000	18,005
2.375% due 05/16/2016		3,500	3,575
Poland Government International Bond
3.875% due 07/16/2015		11,020	11,136

Total Sovereign Issues (Cost $2,373,027)			1,917,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 62.4%

CERTIFICATES OF DEPOSIT 3.5%
Banco do Brasil S.A.
1.211% due 06/29/2015		$25,100	$25,103
Bank of Nova Scotia
0.298% due 05/18/2015		1,000	1,000
0.395% due 10/02/2015		163,100	163,104
Credit Agricole S.A.
0.545% due 07/02/2015		356,500	356,486
Credit Suisse
0.492% due 04/10/2015		330,000	330,000
0.583% due 08/24/2015		97,250	97,265
0.631% due 01/28/2016		25,900	25,910
0.645% due 12/07/2015		39,000	39,020
Intesa Sanpaolo SpA
1.632% due 04/11/2016		14,200	14,248
1.650% due 04/07/2015		53,900	53,901
Itau Unibanco Holding S.A.
1.203% due 06/26/2015		50,100	50,097
Kookmin Bank
0.802% due 05/04/2015		5,800	5,800
Royal Bank of Canada
1.370% due 05/07/2015	CAD	126,200	99,641
Sumitomo Mitsui Banking Corp.
0.573% due 04/29/2016		$4,200	4,200

			1,265,775

COMMERCIAL PAPER 18.5%
Amcor Ltd.
0.500% due 04/07/2015		24,200	24,198
AXA Financial, Inc.
0.460% due 06/10/2015		16,500	16,491
0.550% due 06/01/2015		8,000	7,996
0.560% due 06/10/2015		19,200	19,190
Baxter International
0.630% due 04/10/2015		130,400	130,379
Becton Dickinson & Co.
0.470% due 04/09/2015		66,200	66,193
0.480% due 04/01/2015		76,600	76,600
Caisse d’Amortissement De La Dette Sociale
0.250% due 05/14/2015		9,180	9,177
Commonwealth Edison Co.
0.550% due 04/17/2015		24,700	24,694
0.550% due 04/22/2015		7,000	6,998
0.550% due 04/28/2015		39,400	39,384
Daimler Finance North America LLC
0.430% due 04/09/2015		57,000	56,995
0.430% due 04/16/2015		10,000	9,998
Discovery Communications LLC
0.600% due 04/27/2015		120,600	120,548
Dominion Resources
0.430% due 04/01/2015		25,400	25,400
0.480% due 04/08/2015		76,600	76,593
0.530% due 04/13/2015		43,300	43,292
0.530% due 04/14/2015		38,300	38,293
0.530% due 04/15/2015		43,300	43,291
0.530% due 04/16/2015		41,850	41,841
Duke Energy Corp.
0.470% due 04/07/2015		38,000	37,997
0.480% due 04/01/2015		5,300	5,300
0.570% due 04/06/2015		37,700	37,697
0.620% due 04/23/2015		43,900	43,883
0.630% due 04/06/2015		153,000	152,987
0.630% due 04/07/2015		78,400	78,392
0.630% due 04/08/2015		151,900	151,881
0.630% due 04/13/2015		174,200	174,163

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	191

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.640% due 04/14/2015	$43,500	$43,490
0.640% due 04/20/2015	86,900	86,871
Edison International
0.510% due 04/01/2015	11,500	11,500
0.530% due 04/08/2015	53,000	52,995
0.550% due 04/06/2015	60,200	60,195
0.550% due 04/14/2015	88,000	87,983
ENI Finance USA, Inc.
0.540% due 05/22/2015	18,200	18,186
0.550% due 10/26/2015	15,400	15,399
0.560% due 04/29/2015	33,750	33,735
0.610% due 06/24/2015	2,000	1,999
0.620% due 04/02/2015	80,000	79,999
0.720% due 09/24/2015	10,000	9,981
Entergy Corp.
0.750% due 04/07/2015	10,200	10,199
0.750% due 04/10/2015	17,400	17,397
0.790% due 04/01/2015	19,532	19,532
0.920% due 04/23/2015	10,000	9,994
0.950% due 05/06/2015	20,000	19,982
Enterprise Products Operating LLC
0.700% due 04/10/2015	147,900	147,874
0.700% due 04/14/2015	43,100	43,089
ERP Operating LP
0.510% due 04/02/2015	43,500	43,499
0.600% due 04/01/2015	17,400	17,400
Ford Motor Credit Co.
0.645% due 04/06/2015	50,400	50,395
0.650% due 04/20/2015	3,700	3,699
0.655% due 04/01/2015	24,000	24,000
0.675% due 04/06/2015	5,200	5,200
0.680% due 04/06/2015	11,500	11,499
0.680% due 04/20/2015	11,400	11,396
0.685% due 04/21/2015	2,700	2,699
0.690% due 04/20/2015	19,100	19,093
0.690% due 04/21/2015	65,100	65,075
0.700% due 04/20/2015	25,000	24,991
General Mills, Inc.
0.470% due 04/15/2015	88,000	87,984
0.520% due 04/14/2015	13,000	12,998
Glencore Funding LLC
0.580% due 04/06/2015	70,000	69,994
0.580% due 04/08/2015	77,000	76,991
0.590% due 04/15/2015	173,400	173,360
0.620% due 04/20/2015	125,100	125,059
0.620% due 04/22/2015	32,500	32,488
0.625% due 04/28/2015	78,500	78,463
0.625% due 04/30/2015	87,800	87,756
Hitachi Capital America Corp.
0.560% due 04/06/2015	34,900	34,897
0.600% due 04/09/2015	11,970	11,968
0.600% due 04/14/2015	30,000	29,994
0.600% due 04/24/2015	7,900	7,897
0.610% due 04/13/2015	28,305	28,299
0.620% due 04/16/2015	16,685	16,681
0.670% due 04/27/2015	15,700	15,692
Holcim U.S. Finance SARL & Cie S.C.S
0.520% due 04/06/2015	5,000	5,000
0.550% due 04/16/2015	43,300	43,290
Hyundai Capital America, Inc.
0.520% due 04/07/2015	8,958	8,957
0.520% due 04/08/2015	86,900	86,891
0.520% due 04/09/2015	86,900	86,890
0.560% due 04/01/2015	21,900	21,900
0.560% due 04/15/2015	56,900	56,888
0.600% due 04/14/2015	600	600
0.600% due 04/21/2015	70,000	69,977
0.640% due 04/28/2015	28,963	28,949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kansas City Power and Light Co.
0.600% due 04/01/2015	$80,200	$80,200
Kansas City Southern Railway Co.
0.680% due 04/10/2015	24,000	23,996
0.700% due 04/06/2015	32,900	32,897
0.700% due 04/21/2015	11,700	11,695
Kinder Morgan, Inc.
1.300% due 04/13/2015	18,100	18,092
Kroger Co.
0.450% due 04/06/2015	65,200	65,196
LyondellBasell Industries NV
0.430% due 04/14/2015	88,000	87,986
Macquarie Bank Ltd.
0.433% due 05/14/2015	15,000	15,002
0.529% due 04/10/2015	159,000	159,000
0.532% due 04/07/2015	53,400	53,400
0.542% due 05/01/2015	36,700	36,700
0.542% due 05/06/2015	202,000	202,019
Mohawk Industries, Inc.
0.500% due 04/01/2015	56,500	56,500
0.520% due 04/02/2015	44,400	44,399
0.610% due 04/24/2015	30,000	29,988
Molson Coors Brewing Co.
0.470% due 04/01/2015	17,400	17,400
0.480% due 04/02/2015	26,100	26,100
Mondelez International, Inc.
0.460% due 04/02/2015	19,000	19,000
0.480% due 04/20/2015	21,900	21,894
0.520% due 04/06/2015	86,200	86,194
0.520% due 04/07/2015	86,200	86,193
0.540% due 04/02/2015	43,300	43,299
0.540% due 04/06/2015	17,300	17,299
0.540% due 04/08/2015	88,000	87,991
0.540% due 04/09/2015	74,800	74,791
0.540% due 04/22/2015	30,000	29,991
0.560% due 04/06/2015	86,900	86,893
Nissan Motor Acceptance Corp.
0.450% due 04/10/2015	86,600	86,590
Pacific Gas & Electric Co.
0.450% due 04/02/2015	22,750	22,750
0.480% due 04/08/2015	23,200	23,198
0.530% due 04/13/2015	28,700	28,695
Reckitt Benckiser Treasury Services PLC
0.300% due 04/23/2015	3,800	3,799
Starwood Hotels and Resorts Worldwide, Inc.
0.540% due 04/01/2015	21,700	21,700
0.570% due 04/10/2015	43,500	43,494
Tesco Treasury Services PLC
0.950% due 08/18/2015	1,700	1,682
0.990% due 08/18/2015	500	495
1.023% due 08/18/2015	25,000	24,739
1.024% due 08/17/2015	132,000	130,633
1.024% due 08/18/2015	19,000	18,802
Thermo Fisher Scientific, Inc.
0.800% due 05/26/2015	124,000	123,848
Time Warner Cable, Inc.
0.460% due 04/07/2015	20,000	19,998
0.470% due 04/07/2015	21,200	21,198
0.530% due 04/16/2015	17,300	17,296
0.550% due 04/16/2015	13,000	12,997
Virginia Electric & Power Co.
0.420% due 04/07/2015	18,900	18,899
0.430% due 04/20/2015	32,460	32,453
Vodafone Group PLC
0.350% due 04/10/2015	23,000	22,998
0.485% due 06/01/2015	34,000	33,983
0.485% due 06/02/2015	29,000	28,985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.487% due 06/01/2015		$16,000	$15,992
0.490% due 06/02/2015		30,000	29,985
0.510% due 06/01/2015		43,000	42,978
0.525% due 06/29/2015		154,600	154,480
0.600% due 06/29/2015		197,500	197,347
Volvo Group Treasury N.A.
0.500% due 04/01/2015		7,000	7,000
Walgreens Boots Alliance, Inc.
0.520% due 04/08/2015		19,000	18,998
Wyndham Worldwide Corp.
1.050% due 04/13/2015		10,000	9,997
Xerox Corp.
0.490% due 04/13/2015		13,000	12,998
0.520% due 04/06/2015		82,300	82,294

			6,734,476

REPURCHASE AGREEMENTS (c) 19.8%
			7,209,016

SHORT-TERM NOTES 6.9%
Bank of Montreal
1.105% due 06/19/2015 (b)	CAD	260,000	205,339
Federal Home Loan Bank
0.125% due 11/18/2015		$43,700	43,667
0.160% due 07/15/2015		25,000	25,000
0.190% due 09/16/2015 - 09/17/2015		186,000	185,999
0.200% due 09/17/2015 - 09/29/2015		1,987,000	1,986,681
Fosse Master Issuer PLC
0.297% due 04/18/2015		55,700	55,700
Pacific Gas & Electric Co.
0.458% due 05/11/2015		14,100	14,101
Volvo Treasury AB
0.637% due 06/11/2015		11,800	11,802

			2,528,289

JAPAN TREASURY BILLS 13.3%
(0.007%) due 04/06/2015 - 06/15/2015 (a)†	JPY	580,670,000	4,841,584

MEXICO TREASURY BILLS 0.4%
2.879% due 04/01/2015	MXN	2,000,000	131,117

U.S. TREASURY BILLS 0.0%
0.030% due 04/30/2015 - 06/11/2015 (a)(d)		$17,149	17,148

Total Short-Term Instruments (Cost $22,771,497)			22,727,405

Total Investments in Securities (Cost $40,081,821)			39,322,512

Total Investments 107.9% (Cost $40,081,821)			$39,322,512

Financial Derivative Instruments (e) 2.0%			718,811

Other Assets and Liabilities, net (9.9%)			(3,590,630)

Net Assets 100.0%			$36,450,693

192	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC, which is a 100% owned subsidiary of the Portfolio.
(a)	Coupon represents a weighted average yield to maturity.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Montreal	1.105%	06/19/2015	06/17/2014	$239,323	$205,339	0.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.210%	02/03/2014	02/03/2016	$ 1,915	International Business Machines Corp. 0.750% due 05/11/2015	$(2,007)	$1,915	$1,920
	0.230%	05/21/2013	12/17/2015	319	Citigroup, Inc. 4.450% due 01/10/2017	(319)	319	320
	0.240%	08/07/2014	07/12/2015	944	Microsoft Corp. 0.875% due 11/15/2017	(1,003)	944	947
BPS	0.090%	03/31/2015	04/01/2015	EUR 400,000	UNEDIC 0.125% - 3.000% due 04/25/2019 - 02/17/2025	(426,298)	430,100	430,099
	0.170%	04/01/2015	04/02/2015	215,000	UNEDIC 0.125% - 0.625% due 03/05/2020 - 02/17/2025	(231,900)	231,179	231,179
COM	0.080%	03/31/2015	04/01/2015	600,000	Republic of Germany 0.500% - 1.250% due 10/14/2016 - 10/13/2017	(645,136)	645,150	645,149
	0.180%	04/01/2015	04/02/2015	500,000	Republic of Germany 0.500% - 1.250% due 10/14/2016 - 02/23/2018	(537,585)	537,625	537,625
DEU	0.200%	03/31/2015	04/01/2015	$ 1,500	U.S. Treasury Bonds 3.375% due 05/15/2044	(1,534)	1,500	1,500
FOB	0.300%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
IND	0.030%	03/31/2015	04/01/2015	EUR 650,000	Caisse d’Amortissement de la Dette Sociale 0.500% - 1.000% due 05/25/2018 - 05/25/2023	(338,292)	698,913	698,913
					European Investment Bank 1.625% due 03/15/2023	(229,137)
					KFW 2.500% due 01/17/2022	(132,179)
IND	0.040%	03/31/2015	04/01/2015	150,000	Belgium Government Bond 2.600% due 06/22/2024	(161,381)	161,288	161,288
	0.170%	04/01/2015	04/02/2015	1,000,000	Caisse d’Amortissement de la Dette Sociale 0.500% - 1.000% due 05/25/2018 - 05/25/2023	(320,362)	748,912	748,912
					European Investment Bank 1.625% due 03/15/2023	(229,137)
					KFW 2.500% due 01/17/2022	(202,032)
					France Government Bond 1.750% due 11/25/2024	(326,983)	326,338	326,338
JPS	0.160%	03/16/2015	04/06/2015	$ 125,000	U.S. Treasury Notes 4.250% due 08/15/2015	(127,840)	125,000	125,009
	0.200%	03/31/2015	04/01/2015	5,100	U.S. Treasury Notes 4.125% due 05/15/2015	(5,230)	5,100	5,100
	0.240%	04/01/2015	04/02/2015	2,500	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2040	(2,558)	2,500	2,500
	0.300%	03/31/2015	04/01/2015	2,100	U.S. Treasury Notes 2.625% due 11/15/2020	(2,150)	2,100	2,100
MBC	0.100%	03/31/2015	04/01/2015	EUR 300,000	Republic of Germany 5.625% - 6.250% due 01/04/2028 - 01/04/2030	(323,424)	322,576	322,574
	0.140%	04/01/2015	04/02/2015	225,000	France Treasury Bills 0.000% due 07/01/2015	(118,821)	241,931	241,931
					France Government Bond 2.500% due 10/25/2020	(123,204)
	0.160%	04/01/2015	04/02/2015	360,000	Republic of Germany 2.000% - 6.000% due 01/04/2016 - 01/04/2028	(387,422)	387,090	387,090
	0.350%	03/31/2015	04/01/2015	$ 227,600	U.S. Treasury Notes 0.250% - 2.125% due 09/30/2015 - 08/15/2021	(233,650)	227,600	227,602
RDR	0.320%	03/31/2015	04/01/2015	17,900	U.S. Treasury Notes 2.750% due 02/15/2024	(18,289)	17,900	17,900
RYL	0.090%	03/13/2015	04/06/2015	150,000	U.S. Treasury Notes 2.125% due 08/15/2021	(155,236)	150,000	150,007
SCX	0.280%	03/31/2015	04/01/2015	40,200	U.S. Treasury Notes 1.750% due 10/31/2020	(41,094)	40,200	40,200
SOG	0.060%	03/31/2015	04/01/2015	EUR 1,000,000	Caisse d’Amortissement de la Dette Sociale 1.500% - 3.625% due 04/25/2021 - 08/18/2025	(358,808)	1,075,250	1,075,250
					European Financial Stability Facility 0.500% - 3.875% due 03/07/2016 - 03/30/2032	(194,764)
					European Union 3.375% due 05/10/2019	(76,061)
					European Financial Stability Facility 1.875% - 2.000% due 05/15/2017 - 05/23/2023	(161,085)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	193

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
					FMS Wertmanagement AoeR 1.625% - 3.000% due 06/03/2016 - 08/03/2018	$(288,916)
	0.150%	03/18/2015	12/31/2015	$ 161,332	European Investment Bank 1.625% - 2.250% due 09/01/2015 - 03/15/2016	(163,201)	$161,332	$161,356
	0.170%	04/01/2015	04/02/2015	GBP 500,000	Caisse d’Amortissement de la Dette Sociale 1.500% - 3.625% due 07/25/2024 - 08/18/2025	(346,048)	537,625	537,625
					European Financial Stability Facility 1.875% due 05/23/2023	(75,850)
					FMS Wertmanagement AoeR 2.750% - 3.000% due 06/03/2016 - 08/03/2018	(119,176)
	0.230%	04/14/2014	12/31/2015	$ 86,066	Brazil Government International Bond 4.875% due 01/22/2021	(89,153)	86,066	86,260
	0.230%	04/03/2014	12/31/2015	42,262	Brazil Government International Bond 6.000% due 01/17/2017	(43,293)	42,263	42,361

Total Repurchase Agreements						$(7,240,865)	$7,209,016	$7,209,355

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(d)	Securities with an aggregate market value of $1,943 and cash of $2,877 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$3,187	$0	$0	$0	$3,187	$(3,328)	$(141)
BPS	661,278	0	0	0	661,278	(658,198)	3,080
COM	1,182,774	0	0	0	1,182,774	(1,182,721)	53
DEU	1,500	0	0	0	1,500	(1,534)	(34)
FOB	300	0	0	0	300	(307)	(7)
IND	1,935,451	0	0	0	1,935,451	(1,939,503)	(4,052)
JPS	134,709	0	0	0	134,709	(137,488)	(2,779)
MBC	1,179,197	0	0	0	1,179,197	(1,186,521)	(7,324)
RDR	17,900	0	0	0	17,900	(18,289)	(389)
RYL	150,007	0	0	0	150,007	(153,293)	(3,286)
SCX	40,200	0	0	0	40,200	(41,094)	(894)
SOG	1,902,852	0	0	0	1,902,852	(1,913,769)	(10,917)

Total Borrowings and Other Financing Transactions	$7,209,355	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2015			CAD	30,929	$		27,809	$3,397	$0
	05/2015				500,000			455,518	60,914	0
	05/2015	†		JPY	79,100,000			653,002	0	(6,921)
	06/2015			CAD	260,000			237,132	32,064	0
	06/2015	†		JPY	68,400,000			563,379	25	(7,539)
	01/2016		$		39,338		EUR	31,424	0	(5,370)

194	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BPS	04/2015			CAD	41,029	$		37,101	$4,717	$0
	04/2015			DKK	247,505			38,198	2,579	0
	05/2015	†		JPY	60,000,000			494,743	0	(5,838)
	06/2015	†			60,000,000			499,996	0	(790)
	07/2015			BRL	445,462			180,912	45,092	0
	10/2015				588,600			234,799	60,450	0
	01/2016				228,000			89,605	23,769	0
	01/2016		$		6,612		BRL	17,100	0	(1,674)

BRC	04/2015			DKK	1,000,000	$		174,216	30,303	0
	04/2015	†		JPY	260,000			2,154	0	(14)
	05/2015	†			50,000,000			413,087	0	(4,065)
	05/2015		$		77,647		CAD	86,900	0	(9,065)
	06/2015	†		JPY	50,000,000	$		414,044	0	(3,182)
	07/2015			DKK	20,000			3,482	595	0

CBK	04/2015				40,650			7,506	1,656	0
	04/2015	†		JPY	71,000,000			593,535	3,450	(1,991)
	04/2015	†	$		418,996		JPY	50,000,900	0	(2,096)
	05/2015			CAD	6,528	$		5,952	800	0
	05/2015	†		JPY	85,800,900			714,469	2,071	(3,371)

DUB	04/2015			BRL	474,000			192,448	43,931	0
	04/2015			DKK	1,500,000			260,209	44,340	0
	04/2015		$		147,756		BRL	474,000	762	0
	06/2015			JPY	1,600,000	$		15,718	2,366	0
	07/2015			DKK	1,000,000			173,729	29,395	0

FBF	04/2015			BRL	657,700			205,290	266	(1,052)
	04/2015			DKK	10,384			1,898	404	0
	04/2015			EUR	1,350,000			1,459,634	8,046	0
	04/2015		$		243,529		BRL	657,700	0	(37,454)
	07/2015			BRL	848,672	$		345,676	86,919	0
	10/2015				130,000			51,312	12,805	0

GLM	04/2015				180,990			74,420	17,711	0
	04/2015		$		56,418		BRL	180,990	291	0
	05/2015				230,711		CAD	286,900	0	(4,287)
	05/2015	†			412,863		JPY	50,000,000	4,235	0
	10/2015			EUR	15,819	$		17,914	852	0

HUS	04/2015			DKK	141,272			21,719	1,388	0
	04/2015	†		JPY	6,220,000			51,779	0	(100)
	05/2015	†			40,000,000			330,061	0	(3,660)
	06/2015	†			59,890,000			495,274	0	(4,593)
	10/2015			DKK	239,842			37,162	2,451	0
	01/2016				79,286			12,102	592	0

JPM	04/2015				203,000			35,402	6,188	0
	04/2015	†		JPY	50,000,900			414,665	0	(2,235)
	04/2015		$		55,012		DKK	324,186	0	(8,358)
	01/2016			EUR	89,528	$		120,477	23,702	0

MSB	04/2015			CAD	25,843			23,376	2,978	0
	04/2015			DKK	746			133	26	0
	04/2015			EUR	400,000			432,996	2,896	0
	04/2015			MXN	1,990,422			134,999	4,509	0
	07/2015			BRL	497,206			201,837	50,241	0
	07/2015			DKK	485,980			74,782	4,639	0
	01/2016		$		347		BRL	900	0	(88)
	04/2016			BRL	383,000	$		118,789	10,644	0

RYL	04/2015			DKK	2,687,520			495,385	108,616	0

UAG	04/2015			CAD	57,186			51,402	6,266	0
	07/2015			BRL	210,000			85,732	21,704	0
	10/2015				252,000			101,164	26,520	0
	01/2016				358,500			138,508	34,989	0

Total Forward Foreign Currency Contracts									$832,554	$(113,743)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	195

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

Cash of $37,310 has been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
PIMCO Short-Term Floating NAV Portfolio III
BOA	$96,375	$0	$0	$96,375	$(5,370)	$0	$0	$(5,370)	$91,005	$(92,970)	$(1,965)
BPS	136,607	0	0	136,607	(1,674)	0	0	(1,674)	134,933	(138,190)	(3,257)
BRC	30,898	0	0	30,898	(9,065)	0	0	(9,065)	21,833	(20,380)	1,453
CBK	2,456	0	0	2,456	0	0	0	0	2,456	(2,290)	166
DUB	120,794	0	0	120,794	0	0	0	0	120,794	(118,760)	2,034
FBF	108,440	0	0	108,440	(38,506)	0	0	(38,506)	69,934	(62,526)	7,408
GLM	18,854	0	0	18,854	(4,287)	0	0	(4,287)	14,567	(14,760)	(193)
HUS	4,431	0	0	4,431	0	0	0	0	4,431	(3,930)	501
JPM	29,890	0	0	29,890	(8,358)	0	0	(8,358)	21,532	(20,929)	603
MSB	75,933	0	0	75,933	(88)	0	0	(88)	75,845	(74,810)	1,035
RYL	108,616	0	0	108,616	0	0	0	0	108,616	(110,220)	(1,604)
UAG	89,479	0	0	89,479	0	0	0	0	89,479	(92,114)	(2,635)

PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC
BOA	25	0	0	25	(14,460)	0	0	(14,460)	(14,435)	15,930	1,495
BPS	0	0	0	0	(6,628)	0	0	(6,628)	(6,628)	8,560	1,932
BRC	0	0	0	0	(7,261)	0	0	(7,261)	(7,261)	9,260	1,999
CBK	5,521	0	0	5,521	(7,458)	0	0	(7,458)	(1,937)	1,520	(417)
GLM	4,235	0	0	4,235	0	0	0	0	4,235	(4,020)	215
HUS	0	0	0	0	(8,353)	0	0	(8,353)	(8,353)	(380)	(8,733)
JPM	0	0	0	0	(2,235)	0	0	(2,235)	(2,235)	2,040	(195)

Total Over the Counter	$832,554	$0	$0	$832,554	$(113,743)	$0	$0	$(113,743)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$832,554	$0	$832,554

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(113,743)	$0	$(113,743)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,366,377	$0	$1,366,377

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$716,095	$0	$716,095

196	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,588,097	$0	$8,588,097
Industrials	0	1,663,743	0	1,663,743
Utilities	0	996,173	0	996,173
Municipal Bonds & Notes
California	0	8,137	0	8,137
District of Columbia	0	516	0	516
New York	0	24,707	0	24,707
Oregon	0	1,400	0	1,400
Pennsylvania	0	207	0	207
Washington	0	1,610	0	1,610
U.S. Government Agencies	0	3,272,864	2,406	3,275,270
Asset-Backed Securities	0	117,993	0	117,993
Sovereign Issues	0	1,917,254	0	1,917,254
Short-Term Instruments
Certificates of Deposit	0	1,265,775	0	1,265,775
Commercial Paper	0	6,734,476	0	6,734,476
Repurchase Agreements	0	7,209,016	0	7,209,016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Notes	$0	$2,528,289	$0	$2,528,289
Japan Treasury Bills	0	4,841,584	0	4,841,584
Mexico Treasury Bills	0	131,117	0	131,117
U.S. Treasury Bills	0	17,148	0	17,148

Total Investments	$0	$39,320,106	$2,406	$39,322,512

Financial Derivative Instruments - Assets
Over the counter	$0	$832,554	$0	$832,554

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(113,743)	$0	$(113,743)

Totals	$0	$40,038,917	$2,406	$40,041,323

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	197

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating NAV Portfolio III, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Short-Term Floating NAV Portfolio, PIMCO

198	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

Short-Term Floating NAV Portfolio II and the PIMCO Short-Term Floating NAV Portfolio III are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolios have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and

ANNUAL REPORT	MARCH 31, 2015	199

Notes to Financial Statements (Cont.)

ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Portfolio.

200	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent

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Notes to Financial Statements (Cont.)

pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may

202	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the PIMCO High Yield Portfolio, PIMCO Long Duration Portfolio and PIMCO Senior Floating Rate Portfolio had $650,602, $6,601,558 and $342,350, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

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Notes to Financial Statements (Cont.)

security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

204	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

(b) Investments in Affiliates

Certain Portfolios may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$67,762	$745,866	$(813,610)	$(7)	$0	$11	$166	$0
PIMCO Developing Local Markets Portfolio	38,212	33,923	(72,120)	1	0	16	22	0
PIMCO Emerging Markets Portfolio	239,313	399,273	(638,540)	(29)	(1)	16	374	0
PIMCO FX Strategy Portfolio	9,987	2,315	(12,300)	(0)	0	2	16	0
PIMCO High Yield Portfolio	25,006	321,128	(346,130)	9	(1)	12	27	0
PIMCO Investment Grade Corporate Portfolio	61,736	632,204	(693,930)	8	(4)	14	104	0
PIMCO Long Duration Corporate Bond Portfolio	54,528	1,550,541	(1,605,078)	9	0	0	141	0
PIMCO Mortgage Portfolio	102,320	1,882,930	(1,985,250)	16	(1)	15	729	0
PIMCO Municipal Sector Portfolio	9,178	40,517	(49,680)	(1)	0	14	17	0
PIMCO Real Return Portfolio	10	0	0	0	0	10	0	0
PIMCO Senior Floating Rate Portfolio	3,028	55,906	(58,920)	1	0	15	6	0
PIMCO Short-Term Portfolio	110,077	822,233	(932,270)	(31)	5	14	133	0
PIMCO U.S. Government Sector Portfolio	52,397	69,291	(121,682)	0	5	11	90	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$0	$1,009,649	$(736,300)	$(1,674)	$65	$271,740	$2,249	$0
PIMCO Developing Local Markets Portfolio	0	80,872	(74,000)	(22)	(12)	6,838	73	0
PIMCO Emerging Markets Portfolio	0	364,593	(240,100)	(1,201)	25	123,317	1,393	0
PIMCO FX Strategy Portfolio	0	20,048	(14,200)	(40)	1	5,809	48	0
PIMCO High Yield Portfolio	0	358,815	(354,190)	(61)	0	4,564	115	0
PIMCO Investment Grade Corporate Portfolio	500,709	901,078	(1,375,560)	(1,269)	240	25,198	1,379	0
PIMCO Long Duration Corporate Bond Portfolio	0	4,195,694	(3,985,190)	(4,554)	19	205,969	5,795	0
PIMCO Low Duration Portfolio	0	65,454	0	0	11	65,465	54	0
PIMCO Moderate Duration Portfolio	0	90,950	0	0	19	90,969	50	0
PIMCO Mortgage Portfolio	18	2,848,170	(2,511,730)	(486)	84	336,056	1,071	0
PIMCO Municipal Sector Portfolio	0	51,896	(48,500)	(66)	1	3,331	97	0
PIMCO Real Return Portfolio	13,404	1,403,211	(1,293,120)	(113)	11	123,393	210	0
PIMCO Senior Floating Rate Portfolio	0	9,817	(5,600)	(14)	0	4,203	18	0
PIMCO Short-Term Portfolio	0	684,683	(516,100)	(1,297)	21	167,307	1,683	0
PIMCO U.S. Government Sector Portfolio	0	960,718	(960,350)	(242)	0	126	819	0
PIMCO International Portfolio	250,955	964,029	(887,600)	(428)	(951)	326,005	2,529	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(e) Tender Option Bond Transactions  The Portfolios may leverage their assets through the use of tender option bond transactions. In a tender option bond (“TOB”) transaction, a Portfolio sells or causes the sale of, a fixed-rate municipal bond (“Fixed Rate Bond”) to a tender option bond trust (“TOB Trust”) that issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”). The Portfolio simultaneously, or within a short period of time, purchases the TOB Residual issued by the TOB Trust. The TOB Floater is sold to third-party investors. The cash received by the TOB Trust from the sale of the TOB Floater and TOB Residual, less transaction expenses, is paid to the Portfolio that sold the Fixed Rate Bond to the TOB Trust. The Portfolio may then invest this cash in additional securities, generating leverage for the Portfolio.

The TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes

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March 31, 2015

at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. Holders of TOB Floaters typically have the option to tender their TOB Floaters to the TOB Trust for redemption at par at each reset date. In such cases, a remarketing agent is engaged to remarket TOB Floaters so tendered.

The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floaters issued” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedules of Investments.

The interest rates payable on the TOB Residual purchased by a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The TOB Residual is created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security and the TOB Residual, which is a long-term security. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation of the underlying Fixed Rate Bond’s value. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). These rules may preclude banking entities from: (i) sponsoring the trusts used to hold a Municipal Bond in the creation of TOBs; and (ii) continuing to service or maintain relationships with existing programs involving such trusts. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new TOBs will continue. Because of TOB’s role in the Municipal Bond market, implementation of the Volcker Rule may adversely impact the Municipal Bond market. For example, as a result of the Volcker Rule’s implementation, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs. In a transaction in which a Portfolio purchases a TOB from a trust, and the underlying Municipal Bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes.

Municipal Sector Portfolio had average leverage outstanding from the use of tender option bond transactions during the period ended March 31, 2015 of (in thousands) $1,670 at a weighted average interest rate of 0.74%.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a

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part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

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If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation.

These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a

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deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Portfolios may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential

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loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

Certain Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Portfolios to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

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have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolios through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio may be subject to various netting arrangements with select counterparties (“Master

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions

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Notes to Financial Statements (Cont.)

by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Japan Fund II, Ltd. (Cayman Island exempted company which liquidated on July 2, 2014), PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company) , PIMCO Cayman Japan Fund I, Ltd. (Cayman Island exempted company which liquidated on October 3, 2014) and PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO Short-Term Floating NAV Portfolio III and PIMCO International Portfolio (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund (amounts in thousands†).

214	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III
	PIMCO Cayman Japan Fund II, Ltd.	PIMCO International Portfolio Subsidiary, LLC	PIMCO Cayman Japan Fund I, Ltd.	PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC
Date of Incorporation	06/05/2012	03/20/2014	06/05/2012	03/20/2014
Subscription Agreement	06/12/2012	03/20/2014	06/12/2012	03/20/2014
Consolidated Portfolio Net Assets	$1,063,910	$1,063,910	$36,450,693	$36,450,693
Subsidiary % of Consolidated Portfolio Net Assets	0.0%	0.5%	0.0%	13.3%
Subsidiary Financial Statement Information
Total assets	$0	$5,559	$0	$4,913,225
Total liabilities	0	0	0	54,847
Net assets	$0	$5,559	$0	$4,858,378
Total income	1	3	1,115	76
Net investment income (loss)	0	3	1,103	9
Net realized gain (loss)	0	(1)	11,658	(1,697)
Net change in unrealized appreciation (depreciation)	(8)	0	(5,871)	5,389
Increase (decrease) in net assets resulting from operations	$(8)	$2	$6,890	$3,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%		0.03%
PIMCO Developing Local Markets Portfolio	0.02%		0.10%
PIMCO Emerging Markets Portfolio	0.02%		0.10%
PIMCO FX Strategy Portfolio	0.02%		0.03%
PIMCO High Yield Portfolio	0.02%		0.03%
PIMCO Investment Grade Corporate Portfolio	0.02%		0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%		0.03%
PIMCO Low Duration Portfolio	0.02%		0.03%
PIMCO Moderate Duration Portfolio	0.02%		0.03%
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Senior Floating Rate Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

ANNUAL REPORT	MARCH 31, 2015	215

Notes to Financial Statements (Cont.)

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Low Duration, PIMCO Moderate Duration and PIMCO Senior Floating Rate Portfolios’ Supervisory and Administrative Fees in each Portfolio’s first fiscal year, to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.00049% (calculated as a percentage of each Portfolio’s average daily net assets).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
PIMCO Low Duration Portfolio	$10
PIMCO Moderate Duration Portfolio	8
PIMCO Senior Floating Rate Portfolio	1

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Portfolio and Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$35,391	$196
PIMCO Developing Local Markets Portfolio	0	27
PIMCO Emerging Markets Portfolio	50,636	14,868
PIMCO High Yield Portfolio	115,258	157,789
PIMCO Investment Grade Corporate Portfolio	130,479	219,137
PIMCO Long Duration Corporate Bond Portfolio	1,069,250	552,543
PIMCO Low Duration Portfolio	59,307	229
PIMCO Moderate Duration Portfolio	59,878	177
PIMCO Mortgage Portfolio	12,861	132,374
PIMCO Municipal Sector Portfolio	0	8,441
PIMCO Real Return Portfolio	119,610	414,977
PIMCO Senior Floating Rate Portfolio	455	12,293
PIMCO Short-Term Portfolio	69,876	13,174
PIMCO Short-Term Floating NAV Portfolio	2,827,042	1,581,907
PIMCO Short-Term Floating NAV Portfolio II	4,152,105	433,476
PIMCO Short-Term Floating NAV Portfolio III	16,943,063	7,308,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum

216	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$611,263	$845,330	$862,920	$388,111
PIMCO Developing Local Markets Portfolio	51,573	51,573	0	26,686
PIMCO Emerging Markets Portfolio	0	0	285,553	424,701
PIMCO High Yield Portfolio	2,500	0	551,028	589,101
PIMCO Investment Grade Corporate Portfolio	609,373	380,837	1,295,091	1,923,849
PIMCO Long Duration Corporate Bond Portfolio	8,156,538	8,592,258	6,740,481	4,233,179
PIMCO Low Duration Portfolio	512,327	595,971	91,590	23,869
PIMCO Moderate Duration Portfolio	1,569,404	1,655,642	122,844	47,496
PIMCO Mortgage Portfolio	109,910,129	112,178,114	101,452	360,577
PIMCO Municipal Sector Portfolio	0	0	4,586	93,547
PIMCO Real Return Portfolio	2,890,248	4,041,835	692,220	416,398
PIMCO Senior Floating Rate Portfolio	0	0	25,627	58,384
PIMCO Short-Term Portfolio	0	4	983,227	649,264
PIMCO Short-Term Floating NAV Portfolio	1,072,898	1,996,508	730,701	3,434,691
PIMCO Short-Term Floating NAV Portfolio II	1,012,605	976,044	915,646	1,418,986
PIMCO U.S. Government Sector Portfolio	2,838,853	2,658,716	0	4,046
PIMCO International Portfolio	200	46,343	1,592,568	2,364,958
PIMCO Short-Term Floating NAV Portfolio III	12,862,686	25,647,094	10,815,477	14,387,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Asset-Backed Securities Portfolio (1)				PIMCO Developing Local Markets Portfolio (2)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	99,486	$1,228,658	47,656	$582,905	0	$0	2,291	$13,050
Issued as reinvestment of distributions	3,580	44,041	3,410	40,923	0	0	4,321	19,578
Cost of shares redeemed	(63,847)	(790,533)	(27,373)	(331,901)	(15,496)	(70,272)	(21,965)	(115,251)
Net increase (decrease) resulting from Portfolio share transactions	39,219	$482,166	23,693	$291,927	(15,496)	$(70,272)	(15,353)	$(82,623)

ANNUAL REPORT	MARCH 31, 2015	217

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Portfolio				PIMCO FX Strategy Portfolio (3)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	30,724	$313,825	26,361	$270,703	0	$0	0	$0
Issued as reinvestment of distributions	4,409	42,846	5,130	51,361	0	0	260	2,116
Cost of shares redeemed	(65,596)	(673,971)	(39,938)	(411,171)	(260)	(2,000)	(1,500)	(13,955)
Net increase (decrease) resulting from Portfolio share transactions	(30,463)	$(317,300)	(8,447)	$(89,107)	(260)	$(2,000)	(1,240)	$(11,839)

	PIMCO High Yield Portfolio (4)				PIMCO Investment Grade Corporate Portfolio (5)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	22,070	$167,300	8,000	$61,908	49,017	$526,148	58,872	$645,417
Issued as reinvestment of distributions	4,208	32,028	6,263	47,785	23,891	247,222	32,575	349,654
Cost of shares redeemed	(37,241)	(283,000)	(24,299)	(188,025)	(188,887)	(2,002,954)	(124,230)	(1,396,104)
Net increase (decrease) resulting from Portfolio share transactions	(10,963)	$(83,672)	(10,036)	$(78,332)	(115,979)	$(1,229,584)	(32,783)	$(401,033)

	PIMCO Long Duration Corporate Bond Portfolio (6)				PIMCO Low Duration Portfolio (7)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	276,152	$3,408,975	711,652	$8,372,169	3,284	$32,355	11,862	$117,147
Issued as reinvestment of distributions	99,205	1,216,175	113,311	1,282,760	409	4,030	254	2,500
Cost of shares redeemed	(523,373)	(6,535,376)	(206,916)	(2,429,506)	(4,100)	(40,637)	(1,210)	(11,950)
Net increase (decrease) resulting from Portfolio share transactions	(148,016)	$(1,910,226)	618,047	$7,225,423	(407)	$(4,252)	10,906	$107,697

	PIMCO Moderate Duration Portfolio (8)				PIMCO Mortgage Portfolio (9)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	3,039	$29,807	28,811	$279,308	97,920	$1,069,309	43,888	$469,193
Issued as reinvestment of distributions	919	9,000	615	5,950	12,973	140,708	17,763	188,095
Cost of shares redeemed	(6,301)	(62,287)	(3,598)	(34,871)	(361,938)	(3,957,069)	(265,515)	(2,858,282)
Net increase (decrease) resulting from Portfolio share transactions	(2,343)	$(23,480)	25,828	$250,387	(251,045)	$(2,747,052)	(203,864)	$(2,200,994)

	PIMCO Municipal Sector Portfolio (10)				PIMCO Real Return Portfolio (11)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,695	$14,070	2,089	$17,140	17,625	$162,700	24,278	$220,550
Issued as reinvestment of distributions	2,026	16,694	2,938	23,533	9,924	89,193	5,955	53,405
Cost of shares redeemed	(14,523)	(121,060)	(14,507)	(121,354)	(164,756)	(1,497,729)	(90,768)	(846,267)
Net increase (decrease) resulting from Portfolio share transactions	(10,802)	$(90,296)	(9,480)	$(80,681)	(137,207)	$(1,245,836)	(60,535)	$(572,312)

	PIMCO Senior Floating Rate Portfolio (12)				PIMCO Short-Term Portfolio (13)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	503	$5,200	7,132	$73,320	102,785	$993,690	38,795	$373,355
Issued as reinvestment of distributions	315	3,157	207	2,121	4,007	38,319	3,609	34,447
Cost of shares redeemed	(4,922)	(50,634)	(746)	(7,691)	(90,827)	(873,906)	(28,316)	(273,077)
Net increase (decrease) resulting from Portfolio share transactions	(4,104)	$(42,277)	6,593	$67,750	15,965	$158,103	14,088	$134,725

218	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

	PIMCO Short-Term Floating NAV Portfolio (14)				PIMCO Short-Term Floating NAV Portfolio II
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	4,457,381	$44,597,700	12,696,244	$127,040,000	3,547,709	$35,513,407	3,596,091	$35,999,022
Issued as reinvestment of distributions	1,285	12,858	3,422	34,238	1,308	13,096	1,131	11,318
Cost of shares redeemed	(5,197,060)	(51,997,839)	(14,019,344)	(140,279,075)	(3,676,016)	(36,797,957)	(3,342,062)	(33,455,999)
Net increase (decrease) resulting from Portfolio share transactions	(738,394)	$(7,387,281)	(1,319,678)	$(13,204,837)	(126,999)	$(1,271,454)	255,160	$2,554,341

	PIMCO U.S. Government Sector Portfolio (15)				PIMCO International Portfolio (16)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	48,736	$461,670	66,744	$615,550	34,885	$169,520	51,390	$242,320
Issued as reinvestment of distributions	4,126	38,267	6,421	56,781	7,369	36,412	20,672	95,267
Cost of shares redeemed	(196,322)	(1,818,763)	(97,203)	(878,340)	(211,311)	(1,011,724)	(121,107)	(569,533)
Net increase (decrease) resulting from Portfolio share transactions	(143,460)	$(1,318,826)	(24,038)	$(206,009)	(169,057)	$(805,792)	(49,045)	$(231,946)

	PIMCO Short-Term Floating NAV Portfolio III (17)
	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount
Receipts for shares sold	32,288,872	$321,914,385	17,761,843	$177,494,818
Issued as reinvestment of distributions	49,533	492,102	15,918	159,056
Cost of shares redeemed	(33,590,052)	(334,874,232)	(14,829,519)	(148,188,398)
Net increase (decrease) resulting from Portfolio share transactions	(1,251,647)	$(12,467,745)	2,948,242	$29,465,476

(1)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 10% of the Portfolio.
(2)	As of March 31, 2015, three shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 77% of the Portfolio.
(3)	As of March 31, 2015, four shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 98% of the Portfolio.
(4)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 12% of the Portfolio.
(5)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 11% of the Portfolio.
(6)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 13% of the Portfolio.
(7)	As of March 31, 2015, two shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 96% of the Portfolio.
(8)	As of March 31, 2015, three shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 86% of the Portfolio.
(9)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 15% of the Portfolio.
(10)	As of March 31, 2015, two shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 32% of the Portfolio.
(11)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 15% of the Portfolio.
(12)	As of March 31, 2015, five shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 80% of the Portfolio.
(13)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 16% of the Portfolio.
(14)

As of March 31, 2015, three shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 100% of the Portfolio, and each of the three shareholders are related parties of the Portfolio.*

(15)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 15% of the Portfolio.
(16)	As of March 31, 2015, one shareholder owned 10% or more of the Portfolio’s outstanding shares comprising 15% of the Portfolio.
(17)

As of March 31, 2015, two shareholders each owned 10% or more of the Portfolio’s outstanding shares comprising 51% of the Portfolio, and each of the two shareholders are related parties of the Portfolio.*

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2015	219

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2015, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Asset-Backed Securities Portfolio	$—	$13,435	$—	$31,010	$—	$ (11,081)	$—	$—
PIMCO Developing Local Markets Portfolio	—	—	—	(2,827)	—	(93,859)	—	—
PIMCO Emerging Markets Portfolio	—	36,866	—	(77,806)	—	(15,418)	(1,294)	—
PIMCO FX Strategy Portfolio	—	—	—	(40)	—	(36)	—	—
PIMCO High Yield Portfolio	—	26,092	—	(17,179)	(141)	(164,345)	—	—
PIMCO Investment Grade Corporate Portfolio	—	10,307	—	146,939	—	—	(15,644)	—
PIMCO Long Duration Corporate Portfolio	—	310,121	134,485	2,043,675	(6,341)	—	—	—
PIMCO Low Duration Fixed Income Portfolio	—	—	—	2,065	(222)	(4,749)	—	—
PIMCO Moderate Duration Portfolio	—	665	—	5,576	—	(836)	—	—
PIMCO Mortgage Portfolio	—	18,252	—	43,237	(32)	(109,854)	—	—
PIMCO Municipal Sector Portfolio	7,384	107	6,317	24,047	—	—	—	—
PIMCO Real Return Portfolio	—	12,597	—	(31,900)	(2,202)	(34,126)	—	—
PIMCO Senior Floating Rate Portfolio	—	—	—	(461)	—	(163)	—	—
PIMCO Short-Term Portfolio	—	10,864	—	(3,028)	—	(358,618)	—	—
PIMCO Short-Term Floating NAV Portfolio	—	8	—	(80)	—	—	—	—
PIMCO Short-Term Floating NAV Portfolio II	—	28	—	(38)	(22)	—	—	—
PIMCO U.S. Government Sector Portfolio	—	9,786	—	50,912	(216)	(14,495)	—	—
PIMCO International Portfolio	—	130,268	—	(29,286)	(4,210)	(31,181)	—	—
PIMCO Short-Term Floating NAV Portfolio III	—	215,902	—	(518,368)	—	(15,502)	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, real estate investment trusts (REITs), convertible preferred securities, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

220	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

As of March 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Asset-Backed Securities Portfolio	$—	$—	$—	$—
PIMCO Developing Local Markets Portfolio*	—	—	73,191	—
PIMCO Emerging Markets Portfolio	—	—	15,418	—
PIMCO FX Strategy Portfolio	—	—	—	—
PIMCO High Yield Portfolio	—	—	125,765	—
PIMCO Investment Grade Corporate Portfolio	—	—	—	—
PIMCO Long Duration Corporate Portfolio	—	—	—	—
PIMCO Low Duration Fixed Income Portfolio	—	—	—	—
PIMCO Moderate Duration Portfolio	—	—	—	—
PIMCO Mortgage Portfolio	—	—	—	—
PIMCO Municipal Sector Portfolio	—	—	—	—
PIMCO Real Return Portfolio	—	—	—	—
PIMCO Senior Floating Rate Portfolio	—	—	—	—
PIMCO Short-Term Portfolio	43,531	85,425	73,668	86,545
PIMCO Short-Term Floating NAV Portfolio	—	—	—	—
PIMCO Short-Term Floating NAV Portfolio II	—	—	—	—
PIMCO U.S. Government Sector Portfolio	—	—	—	—
PIMCO International Portfolio	31,181	—	—	—
PIMCO Short-Term Floating NAV Portfolio III	—	—	—	—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO Asset-Backed Securities Portfolio	$4,380	$6,701
PIMCO Developing Local Markets Portfolio*	5,513	15,155
PIMCO Emerging Markets Portfolio	—	—
PIMCO FX Strategy Portfolio	24	12
PIMCO High Yield Portfolio	38,580	—
PIMCO Investment Grade Corporate Portfolio	—	—
PIMCO Long Duration Corporate Portfolio	—	—
PIMCO Low Duration Fixed Income Portfolio	2,989	1,760
PIMCO Moderate Duration Portfolio	529	307
PIMCO Mortgage Portfolio	17,028	92,826
PIMCO Municipal Sector Portfolio	—	—
PIMCO Real Return Portfolio	26,646	7,480
PIMCO Senior Floating Rate Portfolio	1	162
PIMCO Short-Term Portfolio	6,362	63,087
PIMCO Short-Term Floating NAV Portfolio	—	—
PIMCO Short-Term Floating NAV Portfolio II	—	—
PIMCO U.S. Government Sector Portfolio	14,495	—
PIMCO International Portfolio	—	—
PIMCO Short-Term Floating NAV Portfolio III	15,269	233

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

A Portfolio’s ability to use certain tax benefits could be limited if the Portfolio experiences an “ownership change” within the meaning of section 382 of the Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is greater than 50% change in the value of the stock owned by five percent shareholders during the testing period (generally three years). An ownership change is triggered by the purchase and sale, redemption, or new issuance of Portfolio shares.

ANNUAL REPORT	MARCH 31, 2015	221

Notes to Financial Statements (Cont.)

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Asset-Backed Securities Portfolio	$1,571,857	$53,916	$(27,925)	$25,991
PIMCO Developing Local Markets Portfolio	17,483	21	(2,592)	(2,571)
PIMCO Emerging Markets Portfolio	788,713	4,827	(70,905)	(66,078)
PIMCO FX Strategy Portfolio	9,984	1	(40)	(39)
PIMCO High Yield Portfolio	642,534	20,532	(36,269)	(15,737)
PIMCO Investment Grade Corporate Portfolio	2,498,239	168,119	(16,490)	151,629
PIMCO Long Duration Corporate Portfolio	23,244,592	2,408,016	(233,490)	2,174,526
PIMCO Low Duration Fixed Income Portfolio	352,748	2,309	(157)	2,152
PIMCO Moderate Duration Portfolio	603,851	6,041	(365)	5,676
PIMCO Mortgage Portfolio	4,267,602	97,652	(60,406)	37,246
PIMCO Municipal Sector Portfolio	140,707	23,309	(10)	23,299
PIMCO Real Return Portfolio	1,967,884	18,944	(34,003)	(15,059)
PIMCO Senior Floating Rate Portfolio	48,270	242	(704)	(462)
PIMCO Short-Term Portfolio	1,195,363	15,551	(17,991)	(2,440)
PIMCO Short-Term Floating NAV Portfolio	571,813	81	(161)	(80)
PIMCO Short-Term Floating NAV Portfolio II	5,504,881	641	(679)	(38)
PIMCO U.S. Government Sector Portfolio	3,052,517	115,219	(60,608)	54,611
PIMCO International Portfolio	957,505	7,648	(28,981)	(21,333)
PIMCO Short-Term Floating NAV Portfolio III	40,086,295	50,044	(813,827)	(763,783)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, real estate investment trusts (REITs), convertible preferred securities, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	March 31, 2015				March 31, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Asset-Backed Securities Portfolio	$—	$44,490	$—	$—	$—	$41,800	$—	$—
PIMCO Developing Local Markets Portfolio	—	—	—	—	—	—	17,016	3,022
PIMCO Emerging Markets Portfolio	—	43,200	—	—	—	52,000	—	—
PIMCO FX Strategy Portfolio	—	—	—	—	—	2,114	2	—
PIMCO High Yield Portfolio	—	33,300	—	—	—	50,000	—	—
PIMCO Investment Grade Corporate Portfolio	—	159,388	90,048	—	—	173,686	180,600	—
PIMCO Long Duration Corporate Portfolio	—	1,207,501	16,772	—	—	1,180,107	115,368	—
PIMCO Low Duration Fixed Income Portfolio	—	4,000	—	30	—	2,500	—	—
PIMCO Moderate Duration Portfolio	—	9,000	—	—	—	5,950	—	—
PIMCO Mortgage Portfolio	—	142,801	—	—	—	191,998	—	—
PIMCO Municipal Sector Portfolio	13,291	308	3,278	—	12,379	1,882	9,541	—
PIMCO Real Return Portfolio	—	90,601	—	—	—	39,008	10,057	5,300
PIMCO Senior Floating Rate Portfolio	—	3,073	17	69	—	2,108	17	—
PIMCO Short-Term Portfolio	—	39,000	—	—	—	35,300	—	—
PIMCO Short-Term Floating NAV Portfolio	—	12,866	—	—	—	34,279	1	—
PIMCO Short-Term Floating NAV Portfolio II	—	13,420	—	—	—	11,482	—	—
PIMCO U.S. Government Sector Portfolio	—	38,801	—	—	—	58,002	—	—
PIMCO International Portfolio	—	36,800	—	—	—	96,832	—	—
PIMCO Short-Term Floating NAV Portfolio III	—	492,102	—	—	—	159,056	—	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

222	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2015

16. SUBSEQUENT EVENTS

On May 12, 2015, the Board approved the liquidation of PIMCO Short-Term Floating NAV Portfolio. The liquidation of the Fund is expected to occur later this calendar year.

ANNUAL REPORT	MARCH 31, 2015	223

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Asset-Backed Securities Portfolio, PIMCO Developing Local Markets Portfolio, PIMCO Emerging Markets Portfolio, PIMCO FX Strategy Portfolio, PIMCO High Yield Portfolio, PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage Portfolio, PIMCO Municipal Sector Portfolio, PIMCO Real Return Portfolio, PIMCO Senior Floating Rate Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government Sector Portfolio, PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III (nineteen series of PIMCO Funds, hereinafter referred to as the “Portfolios”) at March 31, 2015, the results of each of their operations and the cash flows for PIMCO High Yield Portfolio, PIMCO Long Duration Corporate Bond Portfolio, and PIMCO Real Return Portfolio for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 16 of the Notes to Financial Statements, the PIMCO Short-Term Floating NAV Portfolio is expected to liquidate during 2015.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

224	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
COM	Commerz Bank AG	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	RUB	Russian Ruble
CLP	Chilean Peso	KRW	South Korean Won	SEK	Swedish Krona
COP	Colombian Peso	MXN	Mexican Peso	SGD	Singapore Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TBD	To Be Determined
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD %	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

ANNUAL REPORT	MARCH 31, 2015	225

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of each Portfolio’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Asset-Backed Securities Portfolio	0.00%	0.00%	$44,490	$—
PIMCO Developing Local Markets Portfolio	0.00%	0.00%	—	—
PIMCO Emerging Markets Portfolio	0.00%	0.00%	—	—
PIMCO FX Strategy Portfolio	0.00%	0.00%	—	—
PIMCO High Yield Portfolio	4.65%	4.65%	24,362	—
PIMCO Investment Grade Corporate Portfolio	2.09%	2.09%	143,501	15,887
PIMCO Long Duration Corporate Portfolio	0.63%	0.63%	—	—
PIMCO Low Duration Fixed Income Portfolio	0.00%	0.00%	4,000	—
PIMCO Moderate Duration Portfolio	0.00%	0.00%	9,000	—
PIMCO Mortgage Portfolio	0.00%	0.00%	139,513	—
PIMCO Municipal Sector Portfolio	0.00%	0.00%	—	—
PIMCO Real Return Portfolio	0.00%	0.00%	18,147	—
PIMCO Senior Floating Rate Portfolio	0.00%	0.00%	138	2
PIMCO Short-Term Portfolio	0.00%	0.00%	39,000	—
PIMCO Short-Term Floating NAV Portfolio	0.00%	0.00%	12,866	—
PIMCO Short-Term Floating NAV Portfolio II	0.00%	0.00%	13,420	—
PIMCO U.S. Government Sector Portfolio	0.00%	0.00%	38,801	—
PIMCO International Portfolio	0.00%	0.00%	6,035	—
PIMCO Short-Term Floating NAV Portfolio III	0.00%	0.00%	492,102	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

226	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	227

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

228	PRIVATE ACCOUNT PORTFOLIO SERIES

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	229

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

230	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS3016AR_033115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2015	$4,754,957
March 31, 2014	$4,823,667

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2015	$10,750
March 31, 2014	$10,750

(c) Fiscal Year Ended	Tax Fees
March 31, 2015	$13,500
March 31, 2014	$2,000

(d) Fiscal Year Ended	All Other Fees (2)
March 31, 2015	$—
March 31, 2014	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2015
PIMCO Funds	$24,250
Pacific Investment Management Company LLC (“PIMCO”)	$9,316,931
Allianz Global Investors Fund Management LLC	$62,690

$9,403,871

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended March 31, 2014 was $11,726,000.

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

J. Michael Hagan;

Ronald C. Parker;

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 111.4%
BANK LOAN OBLIGATIONS 0.2%
HCA, Inc.
2.678% due 02/02/2016		$22,519	$22,533
2.678% due 05/02/2016		95,270	95,278
Lombard Street CLO PLC
0.424% - 0.688% due 02/28/2023	EUR	8,912	8,982
0.424% - 0.688% due 02/28/2023	GBP	10,238	14,250
0.424% - 0.688% due 02/28/2023		$15,362	14,409
Scorpio Bulkers, Inc.
0.840% due 06/30/2028		19,279	19,268
Valeant Pharmaceuticals International, Inc.
3.500% due 08/05/2020		12,033	12,045
3.500% - 3.750% due 12/11/2019		16,320	16,331

Total Bank Loan Obligations (Cost $205,340)			203,096

CORPORATE BONDS & NOTES 16.7%
BANKING & FINANCE 14.4%
Abbey National Treasury Services PLC
0.780% due 03/13/2017		1,800	1,801
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,495	1,588
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		274,300	270,650
2.750% due 01/30/2017		169,505	169,303
2.937% due 07/18/2016		255	256
3.125% due 01/15/2016		73,380	73,747
3.500% due 07/18/2016		108,266	109,890
3.500% due 01/27/2019		90,257	89,354
4.625% due 06/26/2015		599,714	603,462
4.750% due 09/10/2018		161,889	166,948
5.500% due 02/15/2017		229,761	239,526
6.250% due 12/01/2017		118,589	126,594
8.000% due 03/15/2020		41,309	49,364
American Express Bank FSB
6.000% due 09/13/2017		188,210	208,697
American Express Centurion Bank
6.000% due 09/13/2017		178,900	198,602
American Express Co.
6.800% due 09/01/2066		320	337
American International Group, Inc.
6.250% due 03/15/2087		141,721	162,222
8.175% due 05/15/2068		34,836	49,573
AmSouth Bank
5.200% due 04/01/2015		9,025	9,025
ASIF
3.000% due 02/17/2017	EUR	6,983	7,841
13.883% due 04/09/2018		7,126,000	5,242
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		$11,000	11,990
Banco do Brasil S.A.	EUR	50,100	55,082
4.500% due 01/20/2016
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,010
Banco Popolare SC	EUR	13,600	15,495
3.500% due 03/14/2019
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$229,900	233,349
4.500% due 04/06/2015		44,400	44,400
4.625% due 02/13/2017		99,800	103,293
Banco Santander Chile
1.152% due 04/11/2017		900	898
1.857% due 01/19/2016		176,300	177,622
3.750% due 09/22/2015		3,300	3,339
Bank of America Corp.
0.588% due 08/15/2016		2,000	1,985
0.805% due 05/02/2017		1,100	1,092
0.872% due 08/25/2017		87,000	87,066
5.750% due 12/01/2017		49,639	54,644
6.000% due 09/01/2017		30,525	33,593
6.050% due 05/16/2016		400	420
6.400% due 08/28/2017		251,427	278,771
6.500% due 08/01/2016		44,445	47,444
6.875% due 04/25/2018		555,657	635,942

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.800% due 09/15/2016		$2,000	$2,178
8.680% due 05/02/2017		395	425
Bank of America N.A.
0.551% due 06/15/2016		98,360	98,021
0.571% due 06/15/2017		4,400	4,365
0.676% due 05/08/2017		256,000	255,696
0.727% due 11/14/2016		44,800	44,845
5.300% due 03/15/2017		10,750	11,485
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	136,984
Bank of India
4.750% due 09/30/2015		10,550	10,722
Bank of New York Mellon Corp.
2.400% due 01/17/2017		200	205
Bank One Corp.
4.900% due 04/30/2015		24,260	24,324
Bankia S.A.
0.255% due 01/25/2016	EUR	4,900	5,269
3.500% due 01/17/2019		27,700	32,464
4.375% due 02/14/2017		8,600	9,885
Barclays Bank PLC
7.625% due 11/21/2022		$95,700	112,208
7.750% due 04/10/2023		11,600	12,876
10.000% due 05/21/2021	GBP	3,100	6,264
10.179% due 06/12/2021		$266,737	365,783
14.000% due 06/15/2019 (f)	GBP	371,934	743,673
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	6,200	7,442
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,800	105,109
6.500% due 03/10/2021		169,850	188,853
Bear Stearns Cos. LLC
0.652% due 11/21/2016		900	899
6.400% due 10/02/2017		70,525	78,712
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		150	203
BFC Finance Corp.
7.375% due 12/01/2017		392	411
Blackstone CQP Holdco LP
9.296% due 03/18/2019		109,929	113,661
BPCE S.A.
0.826% due 11/18/2016		400	401
0.901% due 06/17/2017		305,700	306,226
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,500	6,085
2.875% due 05/19/2016		3,400	3,731
Caixa Economica Federal
4.250% due 05/13/2019		$20,100	19,386
CIT Group, Inc.
4.250% due 08/15/2017		48,130	48,972
5.250% due 03/15/2018		36,845	38,227
5.500% due 02/15/2019		35,854	37,378
6.625% due 04/01/2018		4,091	4,398
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	22,079
CitiFinancial Credit Co.
6.625% due 06/01/2015		10,000	10,089
Citigroup, Inc.
0.775% due 05/01/2017		112,100	111,856
0.805% due 03/10/2017		47,835	47,818
1.216% due 07/25/2016		27,805	27,961
8.400% due 04/30/2018 (f)		5,000	5,710
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	47,091
Credit Agricole S.A.
0.813% due 06/12/2017		272,200	272,122
0.842% due 06/02/2017		99,300	99,367
1.625% due 04/15/2016		2,100	2,115
6.500% due 06/23/2021 (f)	EUR	5,500	6,239
7.500% due 06/23/2026 (f)	GBP	7,100	10,822
8.125% due 09/19/2033		$38,680	44,095
Credit Suisse
0.751% due 05/26/2017		143,220	143,256
Credit Suisse AG
6.500% due 08/08/2023		8,200	9,383
Denali Borrower LLC
5.625% due 10/15/2020		400	424
Eksportfinans ASA
0.890% due 06/16/2015	JPY	2,400,000	20,043
2.000% due 09/15/2015		$29,365	29,450

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 05/25/2016		$55,690	$56,028
2.875% due 11/16/2016	CHF	1,100	1,166
5.500% due 05/25/2016		$15,990	16,636
5.500% due 06/26/2017		53,703	57,328
FNBC Pass-Through Trust
8.080% due 01/05/2018		84	90
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		59,200	58,978
0.784% due 09/08/2017		161,200	160,369
1.500% due 01/17/2017		19,250	19,296
1.506% due 05/09/2016		30,700	30,925
1.700% due 05/09/2016		18,130	18,218
2.500% due 01/15/2016		30,102	30,458
3.984% due 06/15/2016		42,930	44,271
4.207% due 04/15/2016		24,810	25,524
4.250% due 02/03/2017		18,940	19,894
5.625% due 09/15/2015		112,491	114,856
6.625% due 08/15/2017		5,850	6,499
7.000% due 04/15/2015		307,574	308,062
8.000% due 12/15/2016		202,619	224,615
12.000% due 05/15/2015		160,655	162,639
General Motors Financial Co., Inc.
2.750% due 05/15/2016		28,880	29,256
3.250% due 05/15/2018		16,400	16,749
3.500% due 07/10/2019		28,400	29,186
4.750% due 08/15/2017		36,712	38,816
6.750% due 06/01/2018		10,970	12,369
GMAC International Finance BV
7.500% due 04/21/2015	EUR	116,070	125,270
GSPA Monetization Trust
6.422% due 10/09/2029		$21,239	24,662
HBOS PLC
0.724% due 03/21/2017	EUR	2,800	3,004
0.840% due 09/01/2016		1,831	1,968
0.964% due 09/06/2017		$34,650	34,667
0.973% due 09/30/2016		81,090	81,139
6.750% due 05/21/2018		273,366	306,488
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,030
HSBC Holdings PLC
6.375% due 03/30/2025 (f)		10,000	10,250
ILFC E-Capital Trust
6.250% due 12/21/2065		10,120	9,563
Industrial Bank of Korea
1.375% due 10/05/2015		30,000	30,107
Intercapital PLC
2.183% due 06/28/2015 (g)		6,000	5,998
International Lease Finance Corp.
4.875% due 04/01/2015		152,607	152,607
5.750% due 05/15/2016		56,102	58,388
6.750% due 09/01/2016		184,263	196,240
7.125% due 09/01/2018		41,275	46,434
8.625% due 09/15/2015		266,377	274,368
8.750% due 03/15/2017		34,420	38,120
Intesa Sanpaolo SpA
2.375% due 01/13/2017		35,025	35,453
3.125% due 01/15/2016		90,028	91,272
3.625% due 08/12/2015		7,000	7,066
6.500% due 02/24/2021		7,500	8,919
JPMorgan Chase & Co.
0.806% due 04/25/2018		100,255	100,238
6.100% due 10/01/2024 (f)		50,000	51,625
6.750% due 02/01/2024 (f)		100,000	109,000
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		67,215	67,053
0.682% due 06/02/2017		362,300	362,469
5.375% due 09/28/2016	GBP	8,200	12,896
6.000% due 10/01/2017		$261,000	289,204
KBC Bank NV		53,000	59,691
8.000% due 01/25/2023
Kilroy Realty LP
5.000% due 11/03/2015		200	204
LBG Capital PLC
3.132% due 03/12/2020	EUR	150	161
7.375% due 03/12/2020		3,415	3,963
7.625% due 12/09/2019	GBP	19,420	29,432
7.625% due 10/14/2020	EUR	16,405	19,358
8.000% due 06/15/2020 (f)		$12,759	13,891
8.500% due 12/17/2021 (f)		55,300	60,476
8.875% due 02/07/2020	EUR	1,900	2,301

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.125% due 07/15/2020	GBP	12,033	$18,254
15.000% due 12/21/2019		18,300	38,353
15.000% due 12/21/2019	EUR	12,900	20,792
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$1,190,500	1,714,320
13.000% due 12/19/2021	AUD	27,200	23,870
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	28,600	45,321
MetLife, Inc.
7.717% due 02/15/2019		$120	146
Metropolitan Life Global Funding
2.300% due 04/10/2019		50	51
Morgan Stanley
5.450% due 01/09/2017		130	139
5.550% due 04/27/2017		500	541
6.250% due 08/28/2017		400	442
Murray Street Investment Trust
4.647% due 03/09/2017		43,780	46,409
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	11,000	10,258
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		$165	246
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	10,130	15,494
Navient Corp.
4.625% due 09/25/2017		$5,140	5,230
4.875% due 06/17/2019		5,000	5,000
5.000% due 04/15/2015		141,033	141,209
5.000% due 12/15/2015 (g)	HKD	16,000	2,095
5.140% due 06/15/2016		$80,000	81,800
5.500% due 01/15/2019		74,475	76,151
6.000% due 01/25/2017		74,389	78,434
6.250% due 01/25/2016		67,508	69,618
8.450% due 06/15/2018		247,196	275,006
8.780% due 09/15/2016	MXN	183,200	12,095
Novo Banco S.A.
5.875% due 11/09/2015 (i)	EUR	6,600	7,162
NRAM PLC
5.625% due 06/22/2017		$22,700	24,884
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		86,600	97,249
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		16,825	17,414
7.250% due 12/15/2021		45,475	47,294
Pinnacol Assurance
8.625% due 06/25/2034 (g)		15,000	16,134
Prudential Covered Trust
2.997% due 09/30/2015		403	407
Rabobank Group
6.875% due 03/19/2020	EUR	12,500	16,470
8.375% due 07/26/2016 (f)		$7,500	8,016
11.000% due 06/30/2019 (f)		211,225	272,480
Regions Financial Corp.
5.750% due 06/15/2015		2,000	2,018
Rio Oil Finance Trust
6.250% due 07/06/2024		6,400	5,850
6.750% due 01/06/2027		34,500	31,119
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		86,742	87,405
7.648% due 09/30/2031 (f)		15,090	19,089
Royal Bank of Scotland NV
0.786% due 06/08/2015	EUR	3,310	3,572
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$34,500	35,602
Santander Central Hispano Issuances Ltd.
7.250% due 11/01/2015		3,180	3,284
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,650	35,932
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,554
Santander U.S. Debt S.A.U.
3.781% due 10/07/2015		1,200	1,220
Shinhan Bank
4.125% due 10/04/2016		18,900	19,688
SL Green Realty Corp.
4.500% due 12/01/2022		200	210

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Springleaf Finance Corp.
5.400% due 12/01/2015		$65,366	$66,598
5.750% due 09/15/2016		5,340	5,554
6.500% due 09/15/2017		3,200	3,384
6.900% due 12/15/2017		22,220	23,720
State Bank of India
4.500% due 07/27/2015		194,900	196,939
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		85,800	85,864
UBS AG
4.750% due 02/12/2026	EUR	5,000	5,994
5.875% due 12/20/2017		$233	259
7.250% due 02/22/2022		2,750	2,966
7.625% due 08/17/2022		32,300	39,233
Wells Fargo & Co.
5.900% due 06/15/2024 (f)		97,800	102,079
7.980% due 03/15/2018 (f)		164,300	180,730
Wells Fargo Bank N.A.
0.531% due 06/15/2017		344,000	343,860
6.000% due 11/15/2017		600	671

			16,797,524

INDUSTRIALS 1.2%
Alibaba Group Holding Ltd.
2.500% due 11/28/2019		31,000	31,044
America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	200	232
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		$432	451
Anthem, Inc.
1.250% due 09/10/2015		5,500	5,514
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,348
Baidu, Inc.
2.750% due 06/09/2019		24,600	24,902
Beam Suntory, Inc.
5.375% due 01/15/2016		3,593	3,713
BMW U.S. Capital LLC
0.602% due 06/02/2017		199,400	199,351
California Resources Corp.
5.000% due 01/15/2020 (i)		26,600	24,139
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		200	235
Centex LLC
5.250% due 06/15/2015		4,500	4,523
CGG S.A.
7.750% due 05/15/2017 (i)		675	645
Chesapeake Energy Corp.
3.250% due 03/15/2016		2,390	2,393
3.503% due 04/15/2019		52,400	50,566
City of Hope
5.623% due 11/15/2043		30,000	37,461
CNH Industrial Capital LLC
3.875% due 11/01/2015		4,750	4,798
Computer Sciences Corp.
6.500% due 03/15/2018		2,500	2,765
ConAgra Foods, Inc.
1.300% due 01/25/2016		8,686	8,710
1.900% due 01/25/2018		13,000	13,023
2.100% due 03/15/2018		1,821	1,830
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019		3,152	3,373
7.707% due 10/02/2022		1,937	2,159
9.000% due 01/08/2018		9,828	10,638
CSN Islands Corp.
6.875% due 09/21/2019 (i)		17,900	16,110
CVS Pass-Through Trust
8.353% due 07/10/2031		243	334
Dell, Inc.
3.100% due 04/01/2016		163	165
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		5,537	360
Domtar Corp.
9.500% due 08/01/2016		30,670	33,558
Endo Finance LLC
7.000% due 07/15/2019		200	209
Fiat Chrysler Finance Europe
6.375% due 04/01/2016	EUR	16,500	18,636

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		$300	$302
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		1,600	1,640
General Motors Co.
8.375% due 07/05/2033		20,000	0
Gerdau Holdings, Inc.
7.000% due 01/20/2020		9,200	9,867
Hamilton College
4.750% due 07/01/2113		58,970	56,860
Hanson Ltd.
6.125% due 08/15/2016		73,000	77,197
HCA, Inc.
3.750% due 03/15/2019		59,766	60,719
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	40,900	30,784
4.500% due 12/06/2016	JPY	1,230,000	8,668
5.014% due 12/27/2017	EUR	15,400	11,260
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		$7,504	7,963
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		8,000	8,137
KB Home
6.250% due 06/15/2015		17,355	17,529
Lennar Corp.
5.600% due 05/31/2015		44,986	45,155
Masco Corp.
4.800% due 06/15/2015		9,200	9,275
MGM Resorts International
6.625% due 07/15/2015		57,938	58,590
6.875% due 04/01/2016		11,306	11,815
7.500% due 06/01/2016		113,793	119,847
7.625% due 01/15/2017		33,835	36,330
Noble Group Ltd.
4.875% due 08/05/2015		4,300	4,305
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		9,058	10,643
7.150% due 04/01/2021		936	987
NXP BV
3.500% due 09/15/2016		400	406
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		285	219
Pactiv LLC
8.125% due 06/15/2017		9,800	10,633
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		600	601
Pepsi Bottling Group, Inc.
7.000% due 03/01/2029		150	211
President and Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,489
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	1,955
Rockies Express Pipeline LLC
3.900% due 04/15/2015		10,000	10,006
SCA Finans AB
4.500% due 07/15/2015		5,250	5,303
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		2,807	2,879
Tencent Holdings Ltd.
2.000% due 05/02/2017		28,000	28,167
2.875% due 02/11/2020 (i)		22,200	22,387
3.800% due 02/11/2025 (i)		20,000	20,480
Time Warner Cable, Inc.
5.850% due 05/01/2017		1,600	1,741
Toll Brothers Finance Corp.
5.150% due 05/15/2015		10,000	10,037
Transocean, Inc.
4.950% due 11/15/2015		180,467	184,302
UAL Pass-Through Trust
10.400% due 05/01/2018		17,435	19,027
UAL Pass-Through Trust AB
9.200% due 03/29/2049 ^		707	205
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	1,120

			1,421,226

UTILITIES 1.1%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,000	6,595
7.750% due 11/30/2015		1,300	1,341
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015		10,000	10,167
Entergy Corp.
3.625% due 09/15/2015		18,500	18,716

4	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		$6,610	$6,830
Korea Electric Power Corp.
3.000% due 10/05/2015		5,200	5,262
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,527
Midwest Generation LLC
8.560% due 01/02/2016		12	12
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		6,000	6,286
NRG Energy, Inc.
7.625% due 01/15/2018		800	883
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		60,605	52,575
Petrobras Global Finance BV
1.881% due 05/20/2016		21,728	20,589
2.000% due 05/20/2016		15,630	14,989
2.393% due 01/15/2019		82,417	71,600
2.631% due 03/17/2017		238,234	219,747
3.000% due 01/15/2019		2,600	2,251
3.151% due 03/17/2020		1,800	1,557
3.250% due 03/17/2017		102,005	94,355
3.500% due 02/06/2017		26,603	24,963
3.875% due 01/27/2016		278,130	273,507
4.375% due 05/20/2023		33,300	28,558
4.875% due 03/17/2020		5,000	4,503
5.375% due 01/27/2021		16,400	14,957
5.750% due 01/20/2020		54,900	51,176
5.875% due 03/01/2018		38,900	37,344
6.250% due 03/17/2024		100	95
7.875% due 03/15/2019		156,750	160,434
Plains All American Pipeline LP
3.950% due 09/15/2015		2,000	2,028
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,583
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		4,738	5,116
5.832% due 09/30/2016		4,339	4,496
6.750% due 09/30/2019		11,400	13,640
Sprint Communications, Inc.
6.000% due 12/01/2016		4,885	5,109
8.375% due 08/15/2017		37,186	40,486
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,774	1,808
Telecom Italia SpA
5.625% due 12/29/2015	GBP	5,000	7,635
7.375% due 12/15/2017		13,000	21,709
Tokyo Electric Power Co., Inc.
4.100% due 05/29/2015	JPY	184,000	1,542
Verizon Communications, Inc.
4.500% due 09/15/2020		$32,325	35,722

			1,287,693

Total Corporate Bonds & Notes (Cost $18,564,630)			19,506,443

MUNICIPAL BONDS & NOTES 4.4%
ALABAMA 0.0%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027		10,500	12,424

CALIFORNIA 2.6%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	146
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		63,500	90,575
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		71,135	102,013
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	128
6.907% due 10/01/2050		71,900	107,336
6.918% due 04/01/2040		60,000	84,379
7.043% due 04/01/2050		82,020	123,493
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029		2,255	2,256
6.000% due 06/01/2035		10,000	10,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.125% due 06/01/2038	$2,000	$1,969
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	74,500	95,495
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	93,745	140,108
7.350% due 11/01/2039	133,140	200,631
7.500% due 04/01/2034	64,802	96,977
7.550% due 04/01/2039	88,602	138,935
California State General Obligation Bonds, (BABs), Series 2010
5.700% due 11/01/2021	5,660	6,696
6.650% due 03/01/2022	2,700	3,321
7.600% due 11/01/2040	259,290	408,501
7.625% due 03/01/2040	18,600	29,010
7.700% due 11/01/2030	27,735	34,931
7.950% due 03/01/2036	172,840	213,115
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	150
5.950% due 04/01/2016	3,200	3,370
6.200% due 10/01/2019	1,650	1,950
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	34,355	48,193
8.000% due 03/01/2035	7,070	8,481
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	20,002
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	404
4.931% due 09/01/2016	500	519
5.395% due 09/01/2017	1,000	1,066
5.845% due 09/01/2018	750	824
6.328% due 09/01/2019	500	564
6.578% due 09/01/2020	1,000	1,157
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,582
8.360% due 08/01/2040	9,525	10,959
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	17,544
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	92,565	125,705
7.618% due 08/01/2040	300	437
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	68,620	103,134
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	34,600	43,618
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	22,600	28,519
5.813% due 06/01/2040	27,600	35,731
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	6,240	7,256
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	273
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	56,639
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	45,134
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	56,400	77,051
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	101,050	139,831

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	$12,700	$14,556
7.021% due 08/01/2040	24,900	28,753
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	15,800	23,233
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	22,100	25,418
7.200% due 08/01/2039	25,000	29,302
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	27,200	37,422
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	43,560	43,235
San Francisco, California City & County Certificates of Participation Bonds, (BABs), Series 2009
6.487% due 11/01/2041	5,300	6,962
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.820% due 10/01/2040	9,315	12,296
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	833
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,307
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (FGIC Insured), Series 2006
5.581% due 10/01/2016	45	45
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,145
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	975
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	33,175	43,806
6.296% due 05/15/2050	34,500	42,239
University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041	59,900	59,910

		3,045,547

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	191
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	4,374

		4,565

FLORIDA 0.0%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	6,000	6,990

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	135,234	178,269
7.055% due 04/01/2057	1,665	1,976

		180,245

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	72,600	86,612
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	48,165	53,018
6.899% due 12/01/2040	263,165	339,506
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	41,870

		521,026

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDIANA 0.0%
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	$7,700	$9,206

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	33,845	33,846

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2010
5.373% due 11/01/2025	200	229

LOUISIANA 0.1%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	10,533
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	50,600	57,179

		67,712

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	23,700	28,627

MICHIGAN 0.0%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	15,000	18,806
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	290	256

		19,062

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	11,985

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	43,100	63,062
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	10,000	12,222
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	28,968

		104,252

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2020	5,775	5,004
0.000% due 02/15/2021	3,000	2,465
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	600	655

		8,124

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	5,095	6,512
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	27,525	36,918
6.648% due 11/15/2039	30,000	41,535
7.134% due 11/15/2030	6,300	7,683
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	3,600	4,272
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	200	242
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	227
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.905% due 11/01/2024	$400	$468
5.075% due 11/01/2025	1,100	1,291
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,633
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	12,770	12,770
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	1,100	1,318
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	11,000	12,934
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,244
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	516
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	32,200	41,186
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	11,001
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	56,200	61,469

		253,219

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	11,700	13,418

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	81,000	107,415
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	175	228
7.834% due 02/15/2041	17,000	25,523
8.084% due 02/15/2050	209,260	338,599
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,100	1,463
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	67,175	55,292
6.500% due 06/01/2047	16,900	15,041
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,859

		547,420

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,300
5.401% due 06/15/2022	3,500	3,779
5.501% due 06/15/2023	3,500	3,767
6.532% due 06/15/2039	42,250	48,933

		58,779

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	193

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	8,062

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	48,000	63,514
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.355% due 04/01/2040	10,321	10,385

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	$18,600	$22,959

		96,858

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	835

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	400	410
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,351

		1,761

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	152,720	133,621

WISCONSIN 0.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	563

Total Municipal Bonds & Notes (Cost $4,336,666)		5,168,569

U.S. GOVERNMENT AGENCIES 26.5%
Bolivia Government AID Bond
0.376% due 02/01/2019	1,855	1,652
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	3,519	3,341
0.000% due 10/09/2019	13,300	12,235
0.234% due 07/25/2037	394	382
0.274% due 01/25/2021	16	16
0.294% due 03/25/2034	120	120
0.304% due 03/25/2036	2,866	2,757
0.324% due 08/25/2034	115	114
0.374% due 05/25/2035 - 10/27/2037	103,139	101,845
0.414% due 06/25/2032	20	20
0.424% due 05/25/2037	197	197
0.474% due 12/25/2028 - 03/25/2037	2,506	2,505
0.494% due 06/25/2037	8	8
0.524% due 08/25/2033 - 03/25/2044	2,457	2,462
0.534% due 03/25/2037	57	57
0.554% due 07/25/2037	1,954	1,967
0.574% due 06/25/2029 - 11/25/2036	3,717	3,741
0.577% due 04/18/2028	62	63
0.624% due 08/25/2021 - 09/25/2037	4,410	4,461
0.627% due 10/18/2030	402	407
0.646% due 08/25/2022 (a)	77,537	2,826
0.674% due 03/25/2017 - 05/25/2040	609	616
0.724% due 06/25/2018 - 09/25/2041	252	255
0.727% due 12/18/2031	91	92
0.754% due 08/25/2037	7,246	7,334
0.774% due 08/25/2022	4	4
0.804% due 05/25/2040	2,678	2,736
0.824% due 10/25/2023 - 03/25/2024	847	861
0.874% due 10/25/2037 - 06/25/2040	8,875	9,018
0.875% due 02/08/2018 (k)	150,000	149,919
0.901% due 11/01/2021	5,859	5,907
0.924% due 03/25/2038 - 11/25/2039	588	600
0.974% due 01/25/2022	10	10
1.004% due 01/25/2022	30	30
1.024% due 12/25/2021	16	16
1.074% due 04/25/2032	18	19
1.125% due 04/27/2017 (k)	81,760	82,504
1.173% due 04/01/2027	21	22
1.174% due 04/25/2023	103	105

6	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.321% due 07/01/2042 - 10/01/2044	$18,351	$18,796
1.322% due 12/01/2044	3,091	3,167
1.328% due 10/01/2044	8,412	8,619
1.371% due 09/01/2041	9,565	9,794
1.375% due 01/01/2021	4	4
1.521% due 10/01/2030 - 10/01/2040	3,149	3,261
1.605% due 06/01/2035	1,064	1,112
1.654% due 04/01/2027	21	22
1.732% due 05/01/2023	82	83
1.750% due 02/01/2020 - 02/01/2022	43	43
1.770% due 06/01/2030 - 09/01/2035	79	82
1.777% due 10/01/2034	173	183
1.781% due 03/01/2035	35	37
1.793% due 10/01/2034	1,007	1,066
1.795% due 11/01/2023	12	12
1.807% due 02/01/2035	1,686	1,787
1.825% due 09/01/2022 - 02/01/2023	93	96
1.849% due 01/01/2035	4,095	4,343
1.862% due 01/01/2035	6,266	6,651
1.866% due 06/01/2023	57	57
1.875% due 03/01/2019 - 12/01/2024	247	254
1.882% due 01/01/2020	170	177
1.883% due 09/01/2024	50	51
1.895% due 11/01/2031	58	58
1.897% due 02/01/2034	48	51
1.914% due 02/01/2035	2,129	2,242
1.915% due 11/01/2034	1,225	1,301
1.920% due 12/01/2034	16	17
1.921% due 03/01/2033	66	69
1.925% due 03/01/2034 - 09/01/2034	5,109	5,375
1.932% due 08/01/2025	587	623
1.934% due 11/01/2034	841	892
1.942% due 10/01/2020	9	9
1.948% due 01/01/2035	87	93
1.950% due 02/01/2035 - 08/01/2035	487	503
1.959% due 05/01/2035	99	105
1.960% due 10/01/2034 - 09/01/2035	5,213	5,526
1.965% due 01/01/2036	10	10
1.966% due 01/01/2035	3,809	4,047
1.967% due 11/01/2035	1,833	1,912
1.978% due 11/01/2035	151	160
1.982% due 12/01/2034	128	136
2.000% due 04/01/2017	10	10
2.004% due 12/01/2034	102	108
2.008% due 05/01/2034	228	243
2.010% due 06/01/2035	72	74
2.024% due 04/01/2036	160	168
2.025% due 09/01/2035	40	43
2.054% due 10/01/2035	790	851
2.067% due 06/01/2021	115	120
2.075% due 06/01/2035	1,008	1,073
2.085% due 07/01/2019	19	19
2.105% due 08/01/2035	1,522	1,632
2.106% due 12/01/2033	274	290
2.107% due 11/01/2023	15	15
2.110% due 05/01/2024 - 12/01/2034	616	657
2.115% due 11/01/2032	39	42
2.121% due 07/01/2034	16	17
2.125% due 08/01/2035 - 09/01/2036	465	496
2.134% due 09/01/2034	9,118	9,688
2.137% due 07/01/2035	28	30
2.145% due 07/01/2024 - 11/01/2035	419	446
2.147% due 08/01/2035	3,433	3,687
2.149% due 09/01/2035	235	241
2.153% due 05/01/2037	23	24
2.156% due 10/01/2019 - 11/01/2019	50	51

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.157% due 12/01/2034	$19	$20
2.160% due 10/01/2034	1,784	1,906
2.179% due 01/01/2036	410	439
2.183% due 07/01/2033	8	8
2.185% due 06/01/2034 - 11/01/2034	36	39
2.188% due 05/01/2033	102	108
2.190% due 12/01/2023 - 11/01/2025	153	158
2.194% due 05/25/2035	11,965	12,481
2.201% due 11/01/2035	2,836	3,023
2.202% due 12/01/2034	41	44
2.206% due 02/01/2035	1,005	1,076
2.210% due 02/01/2035	1,413	1,513
2.211% due 05/01/2035	7,358	7,813
2.216% due 03/01/2033	107	114
2.218% due 04/01/2038	13	14
2.220% due 07/01/2026 - 09/01/2035	4,597	4,905
2.227% due 09/01/2035	98	105
2.228% due 05/01/2036	636	685
2.230% due 09/01/2023 - 09/01/2037	131	136
2.234% due 05/01/2035	4,780	5,102
2.237% due 09/01/2035	710	757
2.238% due 04/01/2033 - 11/01/2035	6,512	6,958
2.243% due 08/01/2032	17	18
2.245% due 11/01/2025	42	44
2.247% due 02/01/2035 - 12/01/2036	2,079	2,221
2.250% due 01/01/2020 - 12/01/2025	78	79
2.253% due 04/01/2034	6	6
2.255% due 08/01/2027	689	735
2.256% due 08/01/2035	338	360
2.259% due 03/01/2025	225	240
2.260% due 08/01/2033	12	13
2.264% due 11/01/2025	270	287
2.265% due 09/01/2029	3	3
2.266% due 12/01/2022	14	14
2.269% due 01/01/2026	66	68
2.273% due 11/01/2034	890	949
2.277% due 09/01/2033 - 07/01/2034	2,752	2,936
2.279% due 08/01/2026	50	53
2.282% due 05/01/2025	99	103
2.285% due 04/01/2034	125	133
2.295% due 10/01/2024 - 12/01/2035	52	55
2.297% due 07/01/2035	1,531	1,632
2.299% due 10/01/2024	54	55
2.300% due 02/01/2035 - 01/01/2036	3,958	4,226
2.301% due 02/01/2027	131	136
2.302% due 07/01/2021	14	14
2.310% due 07/01/2035 - 02/01/2036	1,793	1,906
2.311% due 09/01/2037	3	3
2.315% due 11/01/2023	96	97
2.319% due 07/01/2035	81	85
2.325% due 12/01/2023 - 03/01/2035	122	124
2.330% due 09/01/2024 - 03/01/2035	114	116
2.335% due 06/01/2035	4,248	4,542
2.339% due 05/01/2026	25	26
2.340% due 11/01/2025 - 06/01/2035	77	83
2.344% due 04/01/2027 - 03/01/2034	3,281	3,495
2.345% due 07/01/2026 - 06/01/2030	70	72
2.357% due 12/01/2033	264	280
2.359% due 05/01/2030	4	4
2.366% due 07/01/2020	29	30
2.371% due 02/01/2036	97	103
2.373% due 01/01/2037	138	150
2.381% due 11/01/2024	474	494

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.383% due 08/01/2035 - 09/01/2035	$1,237	$1,320
2.384% due 02/01/2028	16	16
2.385% due 06/01/2035	2,351	2,513
2.391% due 04/01/2024	137	141
2.393% due 10/01/2035	452	483
2.395% due 12/01/2025	184	190
2.415% due 05/01/2030 - 08/01/2035	35	37
2.420% due 02/01/2019	49	51
2.425% due 08/01/2031	101	104
2.435% due 09/01/2035	434	465
2.438% due 01/01/2035	837	895
2.440% due 06/01/2025 - 11/01/2025	263	272
2.450% due 10/01/2027	32	32
2.457% due 03/01/2036	228	244
2.460% due 03/01/2026	37	37
2.466% due 08/01/2023	20	21
2.475% due 05/01/2022	2	2
2.482% due 01/01/2037	16	16
2.486% due 08/01/2027	61	63
2.488% due 11/01/2034	2,018	2,163
2.493% due 09/01/2019	225	236
2.500% due 02/01/2024	14	14
2.504% due 01/01/2036	331	352
2.505% due 03/01/2036	177	189
2.515% due 04/01/2035	1,454	1,561
2.524% due 07/01/2017	170	170
2.538% due 06/01/2033	72	77
2.539% due 09/01/2017	93	98
2.541% due 02/01/2028	161	169
2.555% due 12/01/2023	24	25
2.607% due 06/01/2035	531	570
2.624% due 12/01/2027	133	138
2.625% due 01/01/2018 - 08/01/2024	59	61
2.633% due 12/01/2030	10	10
2.657% due 10/01/2026	7	7
2.668% due 05/01/2035	31	34
2.680% due 02/01/2022 - 06/01/2022	5,458	5,587
2.722% due 04/01/2026	11	11
2.725% due 12/01/2026	9	9
2.750% due 07/01/2022 - 09/01/2022	11,516	11,910
2.789% due 05/01/2023	108	111
2.790% due 07/01/2022	4,296	4,465
2.800% due 03/01/2018 - 08/01/2022	12,345	12,798
2.817% due 03/01/2023	83	85
2.825% due 02/01/2020	12	12
2.830% due 07/01/2022	3,613	3,751
2.850% due 05/01/2022 - 06/01/2022	2,184	2,278
2.870% due 03/01/2022 - 09/01/2027	172,349	177,602
2.875% due 10/01/2024 - 11/01/2027	38	39
2.913% due 02/01/2021	18	18
2.920% due 03/01/2022	3,935	4,116
2.955% due 12/01/2017	131	136
2.957% due 08/01/2022	270	283
2.960% due 05/01/2022 - 07/01/2022	6,884	7,234
3.000% due 01/01/2022 - 05/01/2045	3,136,049	3,233,667
3.025% due 11/01/2022	9	9
3.040% due 04/01/2022 - 02/01/2033	3,078	3,231
3.043% due 05/01/2022	8,610	9,098
3.085% due 04/01/2018	49	50
3.155% due 05/01/2022	583	621
3.260% due 10/01/2027	93	95
3.330% due 02/01/2021 - 11/01/2021	15,941	16,943
3.345% due 09/01/2021	2	2
3.375% due 03/01/2023	54	54
3.380% due 11/01/2021	1,040	1,134

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.416% due 10/01/2020	$394	$425
3.420% due 11/01/2021	5,316	5,667
3.433% due 03/01/2022	65,533	69,594
3.438% due 07/01/2024	23	23
3.500% due 10/01/2018 - 05/01/2045	4,876,307	5,138,984
3.570% due 11/01/2021	2,759	3,026
3.609% due 08/01/2027	223	232
3.614% due 12/01/2020	288	314
3.830% due 07/01/2021	297	326
3.840% due 05/01/2018	350	376
3.896% due 09/01/2028	46	48
3.976% due 02/25/2033	999	977
3.980% due 07/01/2021	45,500	50,521
4.000% due 03/01/2019 - 05/01/2045	7,291,552	7,789,003
4.295% due 11/01/2021	26	26
4.360% due 12/01/2036	341	364
4.365% due 02/01/2028	11	12
4.380% due 06/01/2021	533	599
4.500% due 08/01/2015 - 06/01/2045	4,851,464	5,280,489
4.520% due 09/01/2034	294	314
4.661% due 03/01/2023	211	220
4.919% due 07/01/2035	410	430
4.974% due 08/01/2035	488	521
5.000% due 05/11/2017 (k)	107,901	117,629
5.000% due 06/01/2018 - 05/01/2045	238,202	264,813
5.030% due 05/01/2024	2,134	2,552
5.060% due 08/01/2035	422	449
5.063% due 06/01/2035	447	480
5.071% due 09/01/2035	8	9
5.079% due 10/01/2035	427	457
5.100% due 11/01/2035	1,016	1,089
5.111% due 11/01/2035	1	1
5.114% due 11/01/2035	491	514
5.136% due 05/01/2035	67	71
5.138% due 02/01/2016	123	124
5.143% due 12/01/2035	341	361
5.155% due 09/01/2035	636	679
5.169% due 06/01/2029	21	22
5.182% due 11/01/2035	422	446
5.199% due 07/01/2035	889	949
5.218% due 10/01/2035	46	47
5.242% due 07/01/2035	269	278
5.250% due 10/01/2035	761	809
5.284% due 09/01/2035	922	980
5.310% due 08/25/2033 - 10/01/2035	364	385
5.329% due 08/01/2035	116	120
5.335% due 10/01/2035	254	269
5.345% due 01/01/2036	426	449
5.346% due 12/01/2035	60	65
5.362% due 09/01/2035	223	233
5.369% due 11/01/2035	682	729
5.370% due 08/25/2043	113	113
5.486% due 12/01/2035	553	591
5.500% due 06/01/2017 - 05/01/2045	593,779	667,295
5.514% due 03/01/2036	418	447
5.689% due 04/01/2036 - 06/01/2036	91	93
5.750% due 12/20/2027 - 08/25/2034	1,414	1,612
5.758% due 02/01/2036	606	651
5.760% due 03/01/2036	420	452
5.783% due 03/01/2036	627	668
5.790% due 10/01/2017	361	397
5.824% due 12/25/2042	13,671	15,401
5.896% due 02/25/2037 (a)	52	6
5.913% due 09/01/2036	5	5
5.926% due 06/25/2037 - 08/25/2043 (a)	47,894	11,654
5.976% due 12/25/2042 (a)	10,017	1,553
6.000% due 01/01/2016 - 04/01/2045	1,296,901	1,480,035
6.026% due 03/25/2039 (a)	52,745	6,071
6.076% due 05/25/2037 - 01/25/2040 (a)	3,123	502

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.126% due 08/25/2042 (a)	$40,638	$10,069
6.160% due 08/01/2017	137	145
6.250% due 07/01/2024 - 02/25/2029	522	584
6.290% due 02/25/2029	86	93
6.300% due 10/17/2038	2,305	2,929
6.326% due 02/25/2037 - 05/25/2042 (a)	108,137	27,434
6.365% due 10/25/2042	12,481	14,616
6.376% due 07/25/2036 (a)	1,534	271
6.426% due 12/25/2036 - 06/25/2037 (a)	1,331	224
6.466% due 12/25/2036 (a)	549	104
6.476% due 07/25/2037 (a)	1,197	179
6.500% due 06/01/2015 - 02/25/2047	41,653	47,387
6.586% due 05/25/2037 (a)	116	20
6.750% due 10/25/2023	97	109
6.900% due 05/25/2023	12	14
6.927% due 08/25/2037	98	107
7.000% due 08/01/2015 - 01/25/2048	6,181	6,940
7.326% due 09/25/2038 (a)	896	147
7.375% due 05/25/2022	299	343
7.500% due 06/01/2015 - 07/25/2041	2,123	2,314
7.750% due 01/25/2022	260	278
7.780% due 01/01/2018	1,741	1,790
7.800% due 10/25/2022 - 06/25/2026	73	84
8.000% due 06/01/2015 - 08/01/2032	6,345	7,606
8.000% due 08/18/2027 (a)	3	1
8.060% due 04/01/2030	1,474	1,809
8.080% due 04/01/2030	815	879
8.106% due 03/25/2039	6	7
8.490% due 06/01/2025	669	730
8.500% due 06/01/2017 - 07/01/2037	1,564	1,815
8.750% due 01/25/2021	43	47
9.000% due 04/01/2017 - 11/01/2025	444	503
9.000% due 06/25/2022 (a)	14	3
9.116% due 09/25/2028	32	34
9.242% due 10/25/2043	72,971	85,874
9.250% due 04/25/2018	4	4
9.300% due 05/25/2018 - 08/25/2019	10	11
9.500% due 01/01/2018 - 03/01/2026	201	219
9.762% due 11/25/2040	1	1
10.000% due 08/01/2017 - 05/01/2022	29	31
11.000% due 11/25/2017 - 11/01/2020	5	4
903.213% due 08/25/2021 (a)	0	1
1,000.000% due 04/25/2022 (a)	0	1
Fannie Mae Strips
8.500% due 01/25/2018 (a)	1	0
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	7,947	7,926
2.980% due 12/06/2020	3,689	3,790
Federal Home Loan Bank
5.460% due 11/27/2015	27	28
Federal Housing Administration
6.896% due 07/01/2020	2,510	2,451
7.110% due 05/01/2019	336	328
7.315% due 08/01/2019	1,790	1,752
7.350% due 04/01/2019	8	8
7.375% due 02/01/2018	56	55
7.430% due 10/01/2018 - 05/01/2024	2,014	1,973
7.450% due 05/01/2021	1,364	1,335
7.460% due 01/01/2023	13	13
7.465% due 11/01/2019	631	618
Freddie Mac
0.214% due 12/25/2036	5,893	5,876
0.415% due 05/15/2036	7	7

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.425% due 07/15/2034	$332	$334
0.434% due 08/25/2031	355	348
0.475% due 02/15/2037	6	6
0.515% due 02/15/2037	40	40
0.525% due 12/15/2029	58	59
0.575% due 06/15/2018 - 05/15/2041	5,237	5,279
0.625% due 06/15/2023 - 12/15/2031	93	94
0.675% due 06/15/2030 - 12/15/2032	117	119
0.725% due 01/15/2042	158	159
0.750% due 01/12/2018 (k)	148,670	148,421
0.755% due 05/15/2032 - 07/15/2037	6,954	7,063
0.845% due 08/15/2037	7,361	7,483
0.875% due 03/07/2018	18,400	18,373
0.885% due 10/15/2037	3,559	3,614
0.895% due 05/15/2037	2,211	2,261
0.905% due 05/15/2040	48	49
0.925% due 08/15/2036	75	76
1.025% due 11/15/2039	92	93
1.174% due 05/25/2043	6,763	6,943
1.175% due 02/15/2021	7	7
1.250% due 08/01/2019	414,240	413,748
1.250% due 10/02/2019 (k)	1,165,710	1,156,503
1.314% due 02/25/2045	20,902	21,450
1.360% due 10/25/2023	78	77
1.521% due 07/25/2044	3,508	3,581
1.547% due 12/25/2018 (a)	287,414	14,340
1.625% due 04/01/2017 - 06/01/2017	1	1
1.652% due 06/25/2020 (a)	18,556	1,203
1.680% due 01/01/2022	20	21
1.823% due 10/01/2023	27	27
1.824% due 12/01/2026	249	257
1.838% due 05/01/2037	325	342
1.845% due 09/01/2035	66	70
1.858% due 03/01/2024	51	51
1.875% due 12/01/2016 - 06/01/2022	18	18
1.890% due 10/25/2023	391	405
1.945% due 02/01/2037	19	20
1.966% due 09/01/2035	25	26
1.972% due 03/01/2035	613	653
2.000% due 09/01/2018	7	7
2.013% due 05/01/2023	54	55
2.039% due 10/01/2022	23	23
2.095% due 08/01/2035	374	398
2.108% due 07/01/2023	24	25
2.124% due 04/01/2036	573	609
2.125% due 02/01/2018 - 10/01/2035	389	414
2.140% due 05/01/2020	12	12
2.165% due 06/01/2033	163	173
2.186% due 01/01/2036	3	4
2.189% due 09/01/2023	91	92
2.190% due 07/01/2024	47	47
2.192% due 02/01/2036	282	300
2.210% due 07/01/2020 - 05/01/2035	10,020	10,649
2.217% due 06/01/2037	23	24
2.222% due 07/01/2032 - 06/01/2035	19,570	20,877
2.225% due 10/01/2035	6,420	6,846
2.231% due 08/01/2035	19	20
2.235% due 07/01/2022 - 09/01/2035	3,558	3,792
2.236% due 10/01/2035	8,667	9,161
2.243% due 05/01/2037	71	76
2.245% due 10/01/2035	12,254	13,053
2.250% due 01/01/2019 - 02/01/2038	178	187
2.253% due 11/01/2023	69	71
2.265% due 11/01/2026	150	154
2.271% due 08/01/2023 - 09/01/2035	151	161

8	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.272% due 07/01/2035	$4,177	$4,454
2.280% due 07/01/2033	5	5
2.282% due 12/01/2022	3	3
2.290% due 09/01/2037	13	14
2.303% due 06/01/2022	168	176
2.305% due 04/01/2025	5	5
2.306% due 01/01/2037	136	146
2.314% due 04/01/2025	1	1
2.319% due 04/01/2024 - 09/01/2028	211	218
2.321% due 08/01/2023	47	49
2.323% due 10/25/2018	15	15
2.327% due 10/01/2026	137	145
2.328% due 06/01/2021	87	89
2.332% due 06/01/2024	162	171
2.339% due 06/01/2022	46	49
2.340% due 03/01/2035	13	14
2.345% due 03/01/2036	97	104
2.351% due 02/01/2025	8	9
2.355% due 09/01/2023	13	13
2.357% due 11/01/2035	8,352	8,949
2.359% due 08/01/2023	186	193
2.363% due 07/01/2035	4,427	4,734
2.364% due 05/01/2022	7	7
2.365% due 08/01/2023 - 11/01/2023	168	171
2.368% due 07/01/2036	5	5
2.369% due 07/01/2025 - 11/01/2028	422	438
2.370% due 10/01/2035 - 05/01/2036	12,661	13,613
2.372% due 01/01/2034	2,436	2,612
2.375% due 01/13/2022 - 08/01/2035	642,437	665,324
2.378% due 04/01/2029	69	72
2.383% due 04/01/2036	5	5
2.391% due 05/01/2023	29	31
2.393% due 05/01/2027 - 08/01/2035	89	95
2.394% due 02/01/2037	13	14
2.396% due 05/01/2023	22	23
2.402% due 04/01/2025	40	40
2.411% due 07/01/2023	51	52
2.416% due 09/01/2023	257	271
2.426% due 08/01/2023 - 10/01/2023	527	548
2.428% due 02/01/2026	277	289
2.429% due 12/01/2037	71	74
2.437% due 05/01/2021 - 10/01/2024	372	389
2.440% due 06/01/2020	33	33
2.448% due 11/01/2034	271	292
2.468% due 10/01/2024	12	13
2.481% due 10/01/2023	35	35
2.482% due 07/01/2027 - 01/01/2028	25	26
2.493% due 10/01/2020	3	3
2.494% due 09/01/2023	191	197
2.495% due 05/01/2037	43	46
2.500% due 05/01/2023 - 12/01/2023	85	87
2.522% due 03/01/2022	221	229
2.530% due 01/01/2019	23	23
2.533% due 12/01/2018	75	77
2.544% due 07/01/2030	470	497
2.549% due 10/01/2023	56	57
2.551% due 01/01/2024	7	7
2.629% due 08/01/2023	28	29
2.670% due 06/01/2030	297	310
2.762% due 01/01/2021	10	10
2.769% due 07/01/2019	69	71
2.780% due 10/01/2020	14	14

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.827% due 03/01/2021	$128	$133
2.831% due 01/25/2036	3,292	3,457
2.918% due 08/15/2032	2,030	2,124
2.969% due 05/01/2020	5	5
2.982% due 05/01/2018	51	52
3.000% due 03/01/2027	38	40
3.000% due 08/15/2027 (a)	22,944	2,426
3.024% due 07/01/2019	1	1
3.049% due 05/01/2018	67	68
3.075% due 01/01/2019	1	1
3.105% due 05/01/2018	21	22
3.150% due 04/01/2029	17	17
3.500% due 09/01/2018 - 08/15/2042	20,661	21,428
3.750% due 03/27/2019	142,200	156,095
4.000% due 09/15/2018 - 05/01/2045	271,159	289,909
4.500% due 03/01/2018 - 05/01/2045	1,131,908	1,232,574
4.995% due 10/01/2035	490	516
5.000% due 10/01/2016 - 07/01/2040	36,651	39,731
5.309% due 12/01/2035	222	235
5.325% due 11/01/2035	244	258
5.500% due 09/01/2017 - 07/01/2047	91,549	102,763
5.505% due 03/01/2036	349	370
5.826% due 06/15/2042 (a)	35,741	5,666
5.856% due 07/15/2042 (a)	90,617	13,631
5.858% due 04/01/2036	334	350
5.950% due 06/15/2028	20,277	22,437
5.976% due 01/15/2043 (a)	49,548	10,378
6.000% due 02/01/2016 - 10/15/2036	64,369	72,939
6.076% due 02/15/2038 (a)	787	106
6.126% due 05/15/2039 (a)	817	140
6.250% due 12/15/2028	328	370
6.276% due 03/15/2037 (a)	422	77
6.326% due 08/15/2036 (a)	333	57
6.336% due 12/15/2041 (a)	33,487	5,036
6.406% due 09/15/2036 (a)	488	98
6.476% due 11/15/2036 (a)	17,869	2,899
6.500% due 09/01/2015 - 10/25/2043	92,042	105,452
6.950% due 07/15/2021 - 08/15/2021	30	32
7.000% due 03/01/2017 - 10/25/2043	16,837	19,616
7.000% due 09/15/2023 (a)	6	1
7.400% due 02/01/2021	127	124
7.500% due 02/01/2016 - 11/01/2037	5,948	6,866
7.645% due 05/01/2025	5,738	6,144
7.800% due 09/15/2020	2	2
8.000% due 08/01/2016 - 06/01/2030	966	1,100
8.250% due 06/15/2022	65	73
8.500% due 06/01/2015 - 06/01/2030	601	675
8.750% due 12/15/2020	27	32
8.817% due 11/15/2033	986	1,106
8.900% due 11/15/2020	125	138
9.000% due 08/01/2016 - 07/01/2030	207	231
9.250% due 07/01/2017	1	1
9.500% due 09/01/2016 - 12/01/2022	117	126
9.551% due 01/15/2041	39,578	43,700
10.000% due 06/01/2017 - 03/01/2021	6	6
10.500% due 10/01/2017 - 01/01/2021	4	4

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
11.000% due 07/25/2018 - 05/01/2020	$1	$1
11.532% due 09/15/2041	22	23
12.677% due 02/15/2041	6	7
12.890% due 03/15/2044	17,923	18,865
20.200% due 05/15/2033	475	653
37.593% due 08/15/2037	1,282	2,338
1,007.500% due 02/15/2022 (a)	0	1
Freddie Mac Strips
5.826% due 08/15/2042 (a)	39,673	9,659
9.000% due 05/01/2022 (a)	1	0
9.241% due 09/15/2043 - 12/15/2043	40,503	48,029
Ginnie Mae
0.575% due 06/16/2031 - 03/16/2032	217	217
0.625% due 11/16/2029	28	28
0.675% due 02/16/2030 - 04/16/2032	1,010	1,017
0.725% due 12/16/2025	37	37
0.775% due 02/16/2030	866	874
0.825% due 02/16/2030	387	392
1.126% due 03/20/2031	58	59
1.210% due 02/20/2060	43,335	43,963
1.220% due 11/16/2043 (a)	143,798	8,491
1.625% due 02/20/2017 - 04/20/2041	57,437	59,539
2.000% due 05/20/2017 - 08/20/2030	8,291	8,644
2.125% due 01/20/2025	10	10
2.500% due 06/20/2021 - 07/15/2043	626	630
3.000% due 12/20/2018 - 04/01/2045	11,125	11,453
3.500% due 12/20/2017 - 04/01/2045	357,043	376,149
3.950% due 07/15/2025	101	109
4.000% due 12/20/2015 - 05/20/2041	4,555	5,014
4.000% due 02/20/2044 (a)	112,858	15,992
4.500% due 11/16/2028 - 08/15/2033	1,837	1,981
4.750% due 07/20/2035	2,334	2,560
5.000% due 07/15/2033 - 04/01/2045	33,274	37,181
5.196% due 10/16/2037	183	185
5.500% due 05/20/2017 - 03/16/2034	1,774	2,121
5.574% due 03/20/2040 (a)	48,810	6,414
5.924% due 07/20/2041 (a)	46,288	5,844
6.000% due 05/15/2016 - 12/20/2041	14,082	16,192
6.024% due 06/20/2043 (a)	64,416	8,465
6.250% due 03/16/2029	221	254
6.426% due 07/16/2031 - 08/16/2033 (a)	1,562	341
6.500% due 11/15/2023 - 09/20/2038	17,481	20,052
6.750% due 10/16/2040	2,549	2,882
7.000% due 12/15/2022 - 10/15/2034	2,144	2,439
7.500% due 11/20/2017 - 02/15/2035	578	673
7.750% due 08/20/2025 - 12/15/2040	1,471	1,531
8.000% due 01/15/2017 - 10/20/2031	535	614
8.250% due 04/15/2020	19	21
8.300% due 06/15/2019	5	6
8.500% due 01/15/2017 - 04/15/2031	367	415
9.000% due 04/20/2016 - 01/15/2031	320	346

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.148% due 03/20/2041	$58,981	$67,935
9.500% due 09/15/2016 - 12/15/2026	124	131
10.000% due 02/20/2016 - 02/15/2025	64	69
10.250% due 02/20/2019	5	5
10.500% due 12/15/2015 - 09/15/2021	19	19
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	2,581	2,578
Small Business Administration
0.875% due 05/25/2021	36	36
1.000% due 03/25/2025 - 07/25/2025	53	53
1.100% due 01/25/2019	39	39
4.190% due 03/01/2030	15,670	17,071
4.340% due 03/01/2024	67	71
4.350% due 07/01/2023	181	192
4.430% due 05/01/2029	3,481	3,836
4.580% due 03/01/2018	142	147
4.625% due 02/01/2025	470	502
4.750% due 07/01/2025	1,572	1,689
4.770% due 04/01/2024	291	310
4.840% due 02/01/2023 - 05/01/2025	7,215	7,808
4.870% due 12/01/2024	600	646
4.890% due 12/01/2023	330	358
4.930% due 01/01/2024	714	770
4.950% due 03/01/2025	640	699
4.980% due 11/01/2023	2,394	2,624
5.090% due 10/01/2025	276	300
5.110% due 05/01/2017 - 08/01/2025	713	774
5.120% due 11/01/2017	38	39
5.130% due 09/01/2023	1,365	1,499
5.160% due 02/01/2028	1,689	1,883
5.170% due 01/01/2028	1,149	1,281
5.190% due 01/01/2017 - 07/01/2024	110	119
5.200% due 11/01/2015	21	21
5.230% due 11/01/2016	39	40
5.240% due 08/01/2023	158	174
5.290% due 12/01/2027	34,510	38,432
5.310% due 05/01/2027	185	206
5.320% due 04/01/2027	225	250
5.340% due 11/01/2021	1,237	1,330
5.370% due 09/01/2016	38	38
5.471% due 03/10/2018	174	189
5.490% due 05/01/2028	13,320	14,766
5.510% due 11/01/2027	410	463
5.520% due 06/01/2024	1,945	2,143
5.600% due 09/01/2028	4,252	4,809
5.680% due 05/01/2016 - 06/01/2028	12,179	13,800
5.725% due 09/10/2018	2,211	2,311
5.780% due 08/01/2027	38	43
5.820% due 07/01/2027	1,462	1,653
5.870% due 07/01/2028	386	439
5.902% due 02/10/2018	1,909	2,052
6.020% due 08/01/2028	397	457
6.070% due 07/01/2026	479	542
6.340% due 03/01/2021	1,273	1,373
6.440% due 02/01/2021	302	332
6.700% due 12/01/2016	340	350
6.900% due 12/01/2020	481	523
6.950% due 11/01/2016	68	71
7.060% due 11/01/2019	257	280
7.150% due 03/01/2017	105	110
7.190% due 12/01/2019	95	102
7.200% due 10/01/2019	159	170
7.220% due 11/01/2020	145	153
7.500% due 04/01/2017	72	75
7.630% due 06/01/2020	640	696
7.700% due 07/01/2016	25	25

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Vendee Mortgage Trust
0.416% due 06/15/2023 (a)	$8,353	$90
6.451% due 01/15/2030	1,098	1,264
6.500% due 09/15/2024	6,661	7,519

Total U.S. Government Agencies (Cost $30,616,151)		30,944,413

U.S. TREASURY OBLIGATIONS 37.3%
U.S. Treasury Bonds
2.500% due 02/15/2045	933,700	925,821
2.750% due 08/15/2042	1,071,000	1,114,509
2.750% due 11/15/2042 (k)	1,162,600	1,209,195
2.875% due 05/15/2043 (m)	37,400	39,881
3.000% due 05/15/2042 (k)	1,095,900	1,196,157
3.000% due 11/15/2044	2,134,900	2,339,885
3.125% due 02/15/2042	443,000	495,053
3.125% due 02/15/2043	268,800	300,132
3.125% due 08/15/2044 (i)	5,070,250	5,685,413
3.375% due 05/15/2044 (k)	886,885	1,039,804
3.625% due 02/15/2044 (m)	17,050	20,864
3.750% due 11/15/2043 (k)	512,527	640,458
4.250% due 05/15/2039 (m)	291,000	384,598
4.375% due 11/15/2039	526,400	709,776
4.375% due 05/15/2040	265,600	359,141
4.500% due 05/15/2038 (m)	65,000	88,557
4.500% due 08/15/2039	146,400	200,511
4.625% due 02/15/2040 (k)	366,400	511,901
5.250% due 11/15/2028 (m)	140	191
6.000% due 02/15/2026 (m)	318	443
6.125% due 11/15/2027	285,900	413,706
6.125% due 08/15/2029	130,400	193,817
6.250% due 05/15/2030	747,200	1,135,802
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)(m)	1,722,162	1,739,115
0.125% due 07/15/2022 (k)	1,366,934	1,383,379
0.125% due 01/15/2023 (k)	24,434	24,572
0.375% due 07/15/2023 (k)	1,381	1,418
0.625% due 07/15/2021 (k)	992,709	1,041,879
0.750% due 02/15/2042	35,585	36,119
1.375% due 02/15/2044	53,155	62,698
1.750% due 01/15/2028	2,614,381	3,066,177
2.000% due 01/15/2026	2,520,353	2,991,737
2.375% due 01/15/2025	1,906,240	2,314,593
2.375% due 01/15/2027	2,997,460	3,704,675
2.500% due 01/15/2029	2,223,206	2,846,920
3.625% due 04/15/2028	141,628	200,237
3.875% due 04/15/2029	415,936	612,174
U.S. Treasury Notes
0.500% due 09/30/2016 (k)(m)	260,000	260,264
0.625% due 08/31/2017 (k)(m)	130	130
1.125% due 03/31/2020 (k)(m)	136	134
1.125% due 04/30/2020 (k)	1,119	1,105
1.250% due 01/31/2020 (k)(m)	46,500	46,253
1.500% due 11/30/2019 (k)(m)	30,300	30,527
1.500% due 01/31/2022 (k)(m)	101,400	100,085
2.000% due 02/15/2025 (i)	86,300	86,853
2.125% due 01/31/2021 (k)	781	806
2.250% due 11/15/2024 (k)(m)	3,873,200	3,981,832
2.625% due 02/29/2016 (k)	1,868	1,908
2.625% due 08/15/2020 (k)(m)	2,445	2,591
2.750% due 02/15/2019 (k)	309	327

Total U.S. Treasury Obligations (Cost $42,535,492)		43,544,123

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 9.1%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		$2,926	$3,006
Adjustable Rate Mortgage Trust
0.714% due 11/25/2035		38	32
1.324% due 03/25/2035		8,766	6,961
2.528% due 09/25/2035		3,958	3,095
2.530% due 07/25/2035		2,120	2,036
2.551% due 11/25/2035		8,271	7,745
2.590% due 03/25/2035		5,252	5,025
2.632% due 11/25/2035 ^		850	729
2.740% due 08/25/2035		4,435	4,402
2.760% due 09/25/2035		481	428
2.762% due 01/25/2036		3,707	3,256
2.915% due 07/25/2035		5,740	5,537
3.079% due 03/25/2036 ^		380	284
4.823% due 10/25/2035 ^		12,042	10,926
4.858% due 01/25/2036 ^		8,614	7,676
American Home Mortgage Assets Trust
0.294% due 10/25/2046		20,675	14,760
0.364% due 05/25/2046 ^		29,547	21,377
2.513% due 11/25/2035 ^		13,283	10,178
American Home Mortgage Investment Trust
0.474% due 02/25/2045		1,677	1,685
1.878% due 09/25/2045		5,514	5,356
2.003% due 09/25/2035		251	249
2.069% due 10/25/2034		13,911	13,966
2.128% due 12/25/2035		3,034	2,101
2.128% due 11/25/2045 ^		9,928	8,012
2.169% due 02/25/2044		57	57
2.378% due 02/25/2045		10,174	10,163
Arkle Master Issuer PLC
1.548% due 05/17/2060	EUR	267	288
1.957% due 05/17/2060		$40,467	40,714
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	147,548	159,617
Banc of America Alternative Loan Trust
0.574% due 05/25/2035 ^		$1,279	985
5.000% due 08/25/2019		487	504
5.500% due 06/25/2037 ^		1,949	1,373
6.000% due 03/25/2034		4,457	4,691
6.000% due 11/25/2035 ^		1,889	1,682
6.000% due 07/25/2046 ^		3,072	2,555
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		9,200	9,330
5.414% due 09/10/2047		15,400	15,927
5.451% due 01/15/2049		5,042	5,364
5.575% due 06/10/2049		242	243
5.587% due 04/10/2049		9,454	10,022
5.597% due 04/10/2049		644	645
5.889% due 07/10/2044		557	581
Banc of America Funding Ltd.
0.392% due 11/03/2041		29,672	29,333
Banc of America Funding Trust
0.274% due 04/25/2037		499	369
0.366% due 10/20/2036		24,003	18,112
0.366% due 10/20/2046 ^		4,329	3,391
0.384% due 04/25/2037 ^		4,577	3,274
0.386% due 04/20/2047 ^		7,786	5,829
0.416% due 04/20/2035		1,582	1,545
0.466% due 05/20/2035		1,367	948
0.476% due 02/20/2035		1,438	1,369
0.574% due 05/25/2037 ^		7,840	5,743
2.620% due 11/20/2035 ^		2,431	2,167
2.622% due 09/20/2034		487	484
2.622% due 03/20/2036		1,198	1,104
2.690% due 03/20/2035		1,477	1,476
2.771% due 02/20/2036		1,759	1,430
2.815% due 11/20/2034		7,266	6,984
2.835% due 09/20/2047 ^		9,148	6,864
2.868% due 01/20/2047 ^		173	145
2.921% due 10/20/2046 ^		3,013	2,290
4.750% due 10/25/2018		6	7
5.245% due 04/20/2036 ^		6,300	5,529
5.345% due 10/20/2046		5,014	4,250

10	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.399% due 09/20/2046 ^	$5,729	$4,791
5.458% due 05/20/2036 ^	3,287	3,068
5.500% due 09/25/2034	9,441	9,467
5.669% due 03/20/2036	466	426
5.750% due 09/25/2036	3,757	3,827
5.753% due 10/25/2036 ^	1,172	953
5.837% due 01/25/2037 ^	995	804
5.888% due 04/25/2037 ^	3,206	2,787
6.000% due 09/25/2036 ^	585	531
6.000% due 09/25/2036	7,238	6,981
Banc of America Mortgage Trust
0.874% due 11/25/2035	368	323
2.315% due 11/25/2034	1,184	1,135
2.551% due 07/25/2034	227	230
2.622% due 07/25/2035	2,481	2,365
2.642% due 07/25/2035 ^	2,281	2,124
2.645% due 09/25/2033	1,330	1,331
2.647% due 01/25/2036	5,242	4,509
2.663% due 02/25/2035	2,914	2,862
2.670% due 05/25/2034	982	982
2.678% due 06/25/2035	4,472	4,309
2.686% due 11/25/2034	2,368	2,377
2.700% due 11/25/2035 ^	1,508	1,398
2.706% due 04/25/2034	159	159
2.714% due 08/25/2035 ^	12,603	11,567
2.735% due 05/25/2033	1,432	1,448
2.735% due 06/25/2033	516	520
2.887% due 02/25/2035	1,596	1,571
3.020% due 11/25/2034	2,224	2,112
3.324% due 07/20/2032	802	819
5.239% due 07/25/2035	1,267	1,234
5.500% due 12/25/2020	620	635
5.500% due 11/25/2035	458	436
5.500% due 05/25/2037 ^	922	704
6.000% due 10/25/2036 ^	6,405	5,484
6.000% due 07/25/2046 ^	2,463	2,326
6.500% due 10/25/2031	50	53
6.500% due 09/25/2033	2,698	2,793
Banc of America Re-REMIC Trust
5.592% due 06/24/2050	32,919	34,189
5.649% due 02/17/2051	80,959	85,069
5.959% due 02/15/2051	39,629	41,334
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	164	165
5.115% due 10/10/2045	135	136
Bayview Commercial Asset Trust
0.604% due 08/25/2034	438	418
BCAP LLC Trust
0.301% due 02/28/2037	20,457	17,464
0.311% due 11/26/2036	6,750	5,895
0.321% due 09/28/2036	43,599	35,584
0.331% due 11/26/2036	30,000	23,663
0.331% due 01/28/2037	18,694	17,965
0.341% due 08/26/2033	55,935	49,311
0.341% due 04/28/2036	17,772	16,541
0.341% due 11/28/2036	23,134	19,612
0.341% due 12/28/2036	21,000	18,293
0.341% due 08/26/2046	3,000	2,734
0.341% due 06/28/2047	56,514	48,565
0.351% due 06/26/2037	31,703	26,400
0.361% due 09/28/2046	19,848	16,878
0.361% due 11/28/2046	27,900	26,999
0.368% due 07/26/2036	8,465	8,086
0.371% due 10/28/2036	20,429	18,868
0.379% due 11/26/2035	7,292	6,819
0.384% due 05/25/2047	181	135
0.384% due 05/26/2047	4,668	4,514
0.391% due 06/28/2037	20,375	18,056
0.394% due 05/25/2047 ^	21,736	16,435
0.421% due 08/28/2036	23,900	20,874
0.422% due 07/26/2035	3,583	3,240
0.441% due 11/28/2035	48,989	44,746
0.471% due 07/28/2035	19,619	17,074
0.471% due 03/26/2036	34,000	29,189

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.484% due 11/28/2035	$19,850	$17,188
0.491% due 10/28/2035	16,625	14,405
0.501% due 01/28/2036	18,955	15,708
0.501% due 02/28/2036	29,056	23,337
0.504% due 11/26/2035	9,063	8,485
0.521% due 05/26/2036	27,320	26,429
0.551% due 01/28/2036	32,107	28,227
0.571% due 11/28/2046	23,500	20,155
0.574% due 07/26/2036	12,768	11,011
0.651% due 12/28/2035	19,600	18,464
0.671% due 02/26/2031	20,724	20,445
0.691% due 11/26/2035	2,435	2,392
0.741% due 07/28/2036	40,346	32,685
0.771% due 06/28/2035	22,800	21,677
0.861% due 01/26/2047	21,507	19,021
0.881% due 04/28/2047	20,314	17,877
0.891% due 05/28/2047	23,422	20,174
0.906% due 12/28/2034	18,541	17,792
0.911% due 01/26/2036	2,551	2,522
0.931% due 12/28/2046	26,822	24,766
0.961% due 11/26/2046	5,750	5,552
1.060% due 09/28/2037	49,227	42,231
1.101% due 01/26/2035	46,787	40,073
1.101% due 07/28/2046	31,609	28,969
1.171% due 08/26/2037	27,403	25,586
1.213% due 03/26/2037	6,983	5,584
1.471% due 11/28/2035	34,440	29,920
1.521% due 03/28/2037	37,202	33,003
1.605% due 10/26/2035	5,513	5,527
1.868% due 07/28/2047	38,806	33,852
1.871% due 07/28/2047	42,661	37,572
1.978% due 03/28/2037	30,045	27,005
2.190% due 01/28/2038	92,771	80,972
2.192% due 10/28/2046	17,986	16,753
2.194% due 12/28/2036	17,621	15,965
2.243% due 08/28/2036	22,134	19,311
2.277% due 02/28/2037	17,338	15,163
2.313% due 02/28/2036	20,668	18,962
2.325% due 03/28/2036	19,617	18,496
2.340% due 12/28/2035	27,689	26,425
2.356% due 08/28/2036	58,174	54,172
2.358% due 06/28/2036	30,364	26,810
2.368% due 05/28/2035	74,818	73,779
2.393% due 09/28/2035	35,000	33,928
2.396% due 01/26/2034	2,805	2,811
2.410% due 10/28/2035	28,478	27,959
2.412% due 02/26/2036	9,796	9,836
2.420% due 05/28/2036	23,725	19,813
2.424% due 01/28/2036	21,177	19,576
2.476% due 10/28/2035	21,777	21,112
2.480% due 09/28/2035	17,337	15,281
2.486% due 03/28/2036	17,686	14,743
2.502% due 03/26/2037	5,515	5,398
2.510% due 09/28/2035	30,415	30,201
2.520% due 02/28/2036	21,690	18,999
2.566% due 10/26/2035	21,978	21,415
2.573% due 08/28/2035	40,249	39,819
2.599% due 04/28/2036	17,467	17,214
2.604% due 12/28/2036	51,348	46,071
2.611% due 10/26/2036	5,713	5,795
2.613% due 10/28/2035	15,583	15,573
2.614% due 03/28/2036	98,707	98,845
2.628% due 06/26/2035	8,761	8,831
2.629% due 07/28/2036	36,880	35,198
2.635% due 02/28/2036	36,130	31,701
2.659% due 05/26/2036	14,253	11,438
2.671% due 05/28/2035	109,899	105,283
2.678% due 10/28/2035	47,146	39,403
2.687% due 10/28/2035	73,363	72,382
2.727% due 06/28/2047	37,309	32,349
2.878% due 05/28/2036	21,977	20,289
2.885% due 11/28/2037	21,330	17,690
3.806% due 07/28/2037	18,701	16,316
3.901% due 03/26/2036	28,185	25,705

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.919% due 12/28/2036	$21,233	$19,526
4.630% due 02/28/2036	19,287	17,907
4.828% due 11/28/2035	46,214	43,283
4.896% due 07/26/2036	2,074	1,659
4.968% due 11/28/2035	51,830	51,352
5.000% due 01/26/2021	8,180	8,370
5.025% due 09/26/2035	23,612	21,649
5.031% due 03/28/2036	21,593	21,852
5.237% due 10/28/2035	24,551	23,994
5.250% due 06/26/2036	70,827	61,427
5.250% due 09/26/2036	19,418	17,386
5.250% due 04/26/2037	67,741	63,618
5.250% due 06/26/2037	6,826	6,899
5.250% due 08/26/2037	10,632	11,104
5.366% due 08/28/2036	231,342	234,228
5.419% due 03/26/2037	30,653	30,214
5.500% due 11/25/2034	9,317	8,617
5.749% due 08/28/2046	18,120	16,777
5.750% due 02/26/2035	20,405	21,171
5.970% due 07/28/2036	160,702	160,149
5.998% due 07/28/2037	15,985	15,999
5.998% due 08/28/2037	17,960	17,961
6.000% due 10/28/2036	15,665	14,829
6.000% due 02/26/2037	22,540	22,135
6.000% due 05/28/2037	39,525	38,837
6.000% due 08/28/2037	23,063	20,538
7.575% due 10/26/2037	4,860	4,621
BCRR Trust
5.858% due 07/17/2040	8,908	9,246
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033	620	609
2.360% due 02/25/2036	9,399	9,393
2.405% due 04/25/2033	1,747	1,750
2.451% due 06/25/2035 ^	1,500	1,340
2.473% due 08/25/2033	29	29
2.482% due 05/25/2034	15	14
2.510% due 04/25/2033	139	140
2.522% due 01/25/2035	1,032	986
2.526% due 01/25/2034	43	40
2.549% due 01/25/2035	229	221
2.552% due 05/25/2033	907	912
2.574% due 04/25/2033	807	800
2.594% due 02/25/2033	90	84
2.602% due 11/25/2034	5,129	4,975
2.625% due 04/25/2034	66	65
2.625% due 05/25/2034	4	4
2.629% due 07/25/2034	897	883
2.641% due 03/25/2035	4,362	4,258
2.669% due 11/25/2034	1,098	1,102
2.679% due 01/25/2034	2,161	2,164
2.687% due 10/25/2035	9,122	9,141
2.699% due 09/25/2034	2,492	2,402
2.722% due 01/25/2034	3,387	3,488
2.730% due 02/25/2047	5,991	5,047
2.744% due 03/25/2035	3,494	3,361
2.749% due 11/25/2030	2,021	1,928
2.750% due 04/25/2034	2,070	2,059
2.754% due 07/25/2034	349	344
2.797% due 02/25/2034	1,643	1,613
5.035% due 08/25/2035	2,739	2,419
5.422% due 02/25/2036	2,152	2,020
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	3,754	3,389
0.374% due 02/25/2034	52	38
0.494% due 08/25/2036 ^	21,464	15,815
0.494% due 01/25/2047	6,660	4,689
0.514% due 08/25/2036	6,118	4,473
0.614% due 04/25/2035	1,991	1,868
0.654% due 02/25/2036	2,901	2,371
0.674% due 03/25/2035	565	557
0.854% due 09/25/2034	1,133	1,130
0.874% due 09/25/2034	2,282	2,225
2.058% due 10/25/2033	122	114
2.109% due 02/25/2034	133	129

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.315% due 01/25/2036 ^	$16,042	$12,879
2.354% due 03/25/2036	24,110	16,751
2.374% due 12/25/2033	1,961	1,996
2.446% due 04/25/2035	17	17
2.480% due 08/25/2034	117	118
2.490% due 09/25/2034	1,392	1,238
2.497% due 05/25/2035	280	275
2.501% due 03/25/2036	8,815	6,519
2.522% due 02/25/2036 ^	1,887	1,448
2.528% due 08/25/2036 ^	6,318	4,027
2.619% due 11/25/2036	84	57
2.639% due 02/25/2034	3,852	3,994
2.671% due 05/25/2035	1,179	1,167
2.696% due 03/25/2036 ^	13,118	10,039
2.718% due 11/25/2036	2,058	1,598
2.733% due 01/25/2035	3,713	3,007
2.756% due 08/25/2036 ^	94	69
2.848% due 05/25/2036 ^	12,633	8,734
4.270% due 11/25/2036 ^	9,717	7,484
4.847% due 11/25/2035 ^	8,661	6,541
4.969% due 07/25/2035 ^	16,724	13,796
5.163% due 05/25/2036 ^	13,526	9,786
5.198% due 12/25/2046 ^	1,114	822
Bear Stearns Asset-Backed Securities Trust
0.574% due 11/25/2034	2,675	2,239
5.500% due 01/25/2034	54	56
5.750% due 11/25/2034	4,787	4,747
Bear Stearns Commercial Mortgage Securities Trust
4.871% due 09/11/2042	72	72
5.141% due 10/12/2042	150	152
5.331% due 02/11/2044	44,225	47,083
5.405% due 12/11/2040	435	442
5.438% due 03/11/2039	24,270	24,855
5.468% due 06/11/2041	2	2
5.656% due 06/11/2040	910	922
5.703% due 09/11/2038	287	299
5.703% due 06/11/2050	616	620
5.708% due 06/11/2040	217	221
7.000% due 05/20/2030	5,105	5,493
Bear Stearns Mortgage Securities, Inc.
3.104% due 06/25/2030	17	18
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	4,746	3,882
3.068% due 12/26/2046	4,137	3,095
Bella Vista Mortgage Trust
0.426% due 05/20/2045	41	32
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	12,362	11,409
2.454% due 12/25/2035 ^	5,663	5,178
2.466% due 02/25/2037	62	62
2.474% due 02/25/2037	768	763
2.506% due 09/25/2036 ^	148	132
2.513% due 09/25/2036 ^	1,149	986
2.524% due 02/25/2037	739	739
2.526% due 02/25/2037	108	106
2.536% due 02/25/2037	6,363	5,938
2.592% due 03/25/2037 ^	9,220	7,772
5.090% due 03/25/2037 ^	367	348
5.500% due 12/25/2022 ^	9,012	8,137
5.500% due 03/25/2037	51	49
6.000% due 11/25/2036 ^	2,458	2,165
6.000% due 02/25/2037 ^	1,615	1,400
6.000% due 03/25/2037 ^	1,364	1,218
ChaseFlex Trust
0.321% due 06/25/2036	2,580	2,571
0.514% due 08/25/2037	14,225	9,621
0.674% due 06/25/2035	3,580	2,599
3.466% due 08/25/2037 ^	1,912	1,554
5.000% due 07/25/2037 ^	3,514	3,088
6.000% due 02/25/2037 ^	2,765	2,440
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.324% due 01/25/2036	1,796	1,633
0.354% due 05/25/2036	2,065	1,810
0.384% due 10/25/2046	3,791	3,355
0.424% due 08/25/2035	936	861

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citicorp Mortgage Securities Trust
5.500% due 08/25/2022	$246	$249
5.500% due 12/25/2022	104	104
5.500% due 02/25/2026	240	245
5.500% due 04/25/2037	1,127	1,158
5.750% due 09/25/2037	1,056	1,071
6.000% due 06/25/2036	5,790	6,042
6.000% due 08/25/2036	1,774	1,836
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	903	907
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	368
5.703% due 12/10/2049	512	514
5.735% due 06/14/2050	400	423
5.768% due 03/15/2049	369	382
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037	839	611
0.971% due 08/25/2035 ^	4,448	3,489
1.213% due 03/25/2037 ^	4,867	3,944
1.930% due 09/25/2035	4,755	4,635
2.277% due 10/25/2046	6,521	5,265
2.280% due 09/25/2035	35,313	35,465
2.417% due 07/25/2046 ^	6,235	5,446
2.536% due 02/25/2034	3,487	3,482
2.568% due 05/25/2035	2,840	2,750
2.573% due 08/25/2035 ^	102	75
2.592% due 12/25/2035 ^	3,191	2,447
2.690% due 07/25/2037 ^	58	55
5.372% due 04/25/2037 ^	4,060	3,596
5.500% due 11/25/2035 ^	3,552	3,300
6.434% due 11/25/2037	4,553	3,766
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	813	817
5.298% due 01/15/2046	28,497	29,056
5.299% due 01/15/2046	63,164	64,605
5.322% due 12/11/2049	34,250	36,084
5.617% due 10/15/2048	3,124	3,266
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	1,585	1,602
6.000% due 09/25/2036	790	714
6.000% due 06/25/2037 ^	1,922	1,714
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	103	113
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	1	1
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	154	155
Commercial Mortgage Trust
2.972% due 08/10/2046	290	302
3.055% due 07/10/2045	150	157
4.210% due 08/10/2046	830	929
5.116% due 06/10/2044	110	110
5.543% due 12/11/2049	19,400	20,292
Community Program Loan Trust
4.500% due 04/01/2029	13,613	13,757
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,495	2,170
6.000% due 08/25/2037 ^	5,397	4,327
Countrywide Alternative Loan Trust
0.314% due 04/25/2047	13,766	11,689
0.334% due 12/25/2046 ^	5,460	5,531
0.344% due 11/25/2036	6,803	6,363
0.344% due 01/25/2037 ^	1,609	1,532
0.344% due 06/25/2046	2,453	2,380
0.354% due 05/25/2047	6,918	5,814
0.364% due 07/25/2046 ^	4,327	3,908
0.364% due 09/25/2046 ^	22,091	18,863
0.374% due 06/25/2037	13	11
0.374% due 04/25/2047	12,199	10,008
0.384% due 05/25/2035	233	194
0.386% due 03/20/2046	2,409	1,913
0.386% due 05/20/2046	1,396	991
0.404% due 08/25/2046 ^	39	28
0.406% due 07/20/2035	95	83
0.424% due 06/25/2035	5,502	4,856
0.424% due 09/25/2046 ^	912	413
0.424% due 10/25/2046 ^	208	134

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.434% due 07/25/2035	$4,690	$4,069
0.434% due 12/25/2035	1,605	1,425
0.434% due 07/25/2036	29,481	19,040
0.434% due 07/25/2046 ^	605	314
0.444% due 05/25/2036 ^	89	70
0.454% due 12/25/2035	39	34
0.454% due 02/25/2037	4,157	3,265
0.454% due 10/25/2046	11,000	8,804
0.464% due 11/25/2035	3,814	3,151
0.504% due 09/25/2035	2,113	1,792
0.524% due 09/25/2035	2,599	2,248
0.524% due 05/25/2036 ^	5,421	3,591
0.524% due 06/25/2036 ^	2,991	2,042
0.524% due 05/25/2037 ^	335	207
0.554% due 08/25/2036	794	794
0.624% due 08/25/2033	2	2
0.644% due 09/25/2033	1,235	1,222
0.724% due 08/25/2034	53	49
0.724% due 10/25/2036 ^	5,164	3,668
0.751% due 06/25/2034	3,618	3,504
0.874% due 10/25/2035 ^	2,663	2,219
0.944% due 11/25/2035	552	473
0.974% due 12/25/2035 ^	4,048	3,348
1.128% due 12/25/2035	879	729
1.128% due 02/25/2036	789	717
1.228% due 08/25/2035 ^	273	193
1.274% due 02/25/2036 ^	8,281	6,941
1.528% due 08/25/2035	2,468	2,261
1.628% due 11/25/2035	1,720	1,408
2.168% due 11/25/2035	745	629
4.806% due 10/25/2035 ^	1,702	1,416
5.000% due 01/25/2035	16	16
5.249% due 11/25/2035 ^	1,708	1,388
5.250% due 10/25/2033	6,577	6,815
5.250% due 06/25/2035 ^	1,149	1,066
5.500% due 11/25/2035 ^	10,765	10,054
5.500% due 11/25/2035	3,999	3,235
5.500% due 12/25/2035 ^	3,461	3,210
5.500% due 02/25/2036 ^	3,140	2,911
5.750% due 03/25/2037 ^	1,758	1,555
5.750% due 07/25/2037 ^	311	289
6.000% due 10/25/2032	129	126
6.000% due 10/25/2033	507	533
6.000% due 12/25/2033	10	10
6.000% due 02/25/2034	9	9
6.000% due 03/25/2035 ^	406	342
6.000% due 04/25/2036 ^	2,108	1,835
6.000% due 05/25/2036 ^	2,219	1,948
6.000% due 06/25/2036 ^	2,043	1,807
6.000% due 08/25/2036 ^	8,079	7,392
6.000% due 11/25/2036 ^	134	116
6.000% due 02/25/2037	685	583
6.000% due 02/25/2037 ^	10,591	8,620
6.000% due 03/25/2037 ^	3,438	2,827
6.000% due 04/25/2037	6,618	5,351
6.000% due 05/25/2037 ^	628	533
6.000% due 08/25/2037	1,181	1,076
6.250% due 12/25/2033	139	149
6.250% due 11/25/2036 ^	1,042	988
6.250% due 11/25/2036	4,445	3,650
6.250% due 08/25/2037 ^	4,398	3,934
6.500% due 05/25/2036 ^	4,375	3,890
6.500% due 09/25/2036	1,959	1,780
6.500% due 08/25/2037 ^	10,781	7,672
6.500% due 09/25/2037 ^	2,589	2,094
19.322% due 07/25/2035	2,185	2,954
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	11,162	9,497
0.464% due 04/25/2035	15,742	14,009
0.474% due 05/25/2035	2,881	2,486
0.494% due 03/25/2035	381	334
0.504% due 02/25/2035	1,590	1,463
0.514% due 02/25/2035	330	299
0.514% due 03/25/2036	996	519
0.524% due 02/25/2036 ^	229	180

12	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.574% due 08/25/2018	$201	$196
0.714% due 03/25/2035	1,141	1,073
0.934% due 09/25/2034	22	21
1.088% due 04/25/2046 ^	9,713	5,486
1.934% due 06/19/2031	119	119
2.078% due 07/25/2034	2,421	2,404
2.125% due 07/19/2031	24	25
2.203% due 06/20/2034	939	898
2.319% due 02/20/2036 ^	292	269
2.330% due 02/20/2036	37	32
2.400% due 07/20/2034	763	763
2.408% due 11/25/2034	8,050	7,649
2.416% due 11/20/2034	388	374
2.428% due 12/19/2033	80	82
2.440% due 11/20/2034	5,910	5,794
2.443% due 08/25/2034	3,092	2,848
2.458% due 10/19/2032	48	41
2.471% due 08/25/2034	4,939	4,298
2.474% due 04/20/2035	554	490
2.481% due 04/20/2036 ^	3,346	2,766
2.535% due 11/19/2033	418	409
2.539% due 05/20/2036 ^	2,636	2,166
2.549% due 03/25/2037 ^	1,368	1,101
2.550% due 09/25/2047 ^	4,146	3,727
2.570% due 04/25/2035 ^	5,512	5,005
2.576% due 02/25/2047 ^	1,456	1,221
2.590% due 08/25/2034	239	219
2.600% due 10/25/2033	3,992	3,963
2.647% due 11/25/2037	10,616	9,418
4.500% due 09/25/2035	3,982	3,899
4.782% due 10/25/2035 ^	6,663	5,768
4.946% due 02/20/2036 ^	387	342
5.000% due 09/25/2035 ^	93	86
5.026% due 10/20/2035	1,548	1,403
5.500% due 01/25/2035	695	708
5.500% due 03/25/2035	3,509	3,672
5.500% due 09/25/2035 ^	10,683	10,229
5.500% due 10/25/2035 ^	7,110	6,735
5.500% due 11/25/2035 ^	2,908	2,824
5.750% due 12/25/2035 ^	5,366	5,076
5.750% due 02/25/2037 ^	3,340	3,081
5.750% due 07/25/2037	1,770	1,676
6.000% due 05/25/2036 ^	4,356	4,033
6.000% due 12/25/2036 ^	334	317
6.000% due 02/25/2037 ^	7,071	6,791
6.000% due 03/25/2037 ^	1,258	1,187
6.000% due 07/25/2037	1,895	1,793
6.000% due 08/25/2037 ^	12,047	10,851
6.000% due 09/25/2037 ^	954	934
6.250% due 09/25/2036 ^	11,892	11,026
6.250% due 02/25/2038 ^	3,230	2,946
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035	4,105	3,629
5.718% due 01/25/2034	514	530
6.500% due 11/25/2034	1,568	1,652
7.500% due 11/25/2034	804	874
7.500% due 06/25/2035	2,251	2,489
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	131,286	138,540
5.383% due 02/15/2040	3,497	3,684
5.448% due 01/15/2049	72	72
5.460% due 09/15/2039	66,400	69,598
5.467% due 09/15/2039	24,399	25,517
5.704% due 06/15/2039	2,940	3,149
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	507	471
0.914% due 06/25/2034	1,040	1,016
1.324% due 09/25/2034 ^	3,505	2,997
1.928% due 10/25/2033	95	95
2.165% due 06/25/2032	27	21
2.244% due 07/25/2033	4,163	4,122
2.473% due 09/25/2034	2,907	2,895
2.510% due 05/25/2034	4,583	4,553
4.840% due 06/25/2032	21	21
5.100% due 08/15/2038	105	105
5.104% due 08/15/2038	76	76
5.500% due 09/25/2035	9,119	8,776

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 10/25/2035		$2,752	$2,671
6.000% due 11/25/2035 ^		48	41
7.500% due 05/25/2032		102	110
7.500% due 12/25/2032		2	3
Credit Suisse Mortgage Capital Certificates
0.408% due 05/27/2037		2,700	2,306
2.253% due 07/27/2037		20,032	15,470
2.366% due 04/26/2038		2,500	2,448
2.700% due 04/28/2037		11,472	7,921
4.847% due 11/26/2035		3,324	3,363
5.383% due 02/15/2040		222	230
5.467% due 09/16/2039		19,598	20,314
5.467% due 12/16/2043		35,738	37,044
5.509% due 04/15/2047		40,150	41,411
5.575% due 06/10/2049		35,315	37,203
5.695% due 09/15/2040		21,700	22,727
5.771% due 12/16/2049		100,440	105,881
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,564	854
5.863% due 02/25/2037 ^		4,083	2,425
6.000% due 07/25/2036		2,175	1,795
6.000% due 04/25/2037		2,476	2,124
7.000% due 08/25/2037		9,358	7,131
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,334	1,524
5.720% due 09/25/2036		2,331	1,774
6.172% due 06/25/2036 ^		3,448	2,131
DBUBS Mortgage Trust
3.386% due 07/10/2044		40,171	41,144
3.642% due 08/10/2044		530	544
3.742% due 11/10/2046		442	450
4.528% due 11/10/2046		300	324
Deco Pan Europe Ltd.
0.263% due 04/27/2018	EUR	15,066	15,987
DECO SRL
1.498% due 02/22/2026		4,657	5,014
Deco UK PLC
0.724% due 01/27/2020	GBP	10,300	14,821
Deutsche ALT-A Securities, Inc.
0.274% due 08/25/2037 ^		$13,755	10,006
0.294% due 08/25/2036		8,054	6,594
0.324% due 02/25/2047		11,019	7,708
2.743% due 10/25/2035		3,000	2,851
5.000% due 10/25/2018		94	97
5.012% due 10/25/2035		6,931	5,940
5.500% due 12/25/2035 ^		2,388	2,001
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^		17	10
5.869% due 10/25/2036 ^		1,983	1,649
5.886% due 10/25/2036 ^		1,983	1,650
6.005% due 10/25/2036 ^		1,491	1,249
6.300% due 07/25/2036 ^		2,102	1,622
Deutsche Mortgage & Asset Receiving Corp.
0.414% due 11/27/2036		8,800	7,542
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		86	73
Downey Savings & Loan Association Mortgage Loan Trust
0.358% due 04/19/2047 ^		1,769	630
0.998% due 09/19/2044		176	171
2.453% due 07/19/2044		45	45
EMF-NL BV
2.060% due 10/17/2041	EUR	24,132	26,201
EMF-NL Prime BV
0.860% due 04/17/2041		8,994	9,067
Eurosail PLC
1.560% due 10/17/2040		3,837	4,146
Extended Stay America Trust
2.958% due 12/05/2031		$300	307
First Horizon Alternative Mortgage Securities Trust
0.544% due 02/25/2037		45	28
0.674% due 06/25/2035		7,364	6,046
2.188% due 08/25/2034		1,023	1,012
2.200% due 08/25/2035		4,745	4,206
2.224% due 03/25/2035		88	71
5.500% due 05/25/2035		5,283	5,059
5.500% due 06/25/2035 ^		6,703	6,280
6.000% due 07/25/2036 ^		4,425	3,734
6.250% due 08/25/2037 ^		1,262	1,028

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		$277	$249
First Horizon Mortgage Pass-Through Trust
0.444% due 02/25/2035		28	25
2.389% due 11/25/2037 ^		9,903	8,592
2.466% due 06/25/2035		2,672	2,589
2.531% due 02/25/2034		54	54
2.552% due 11/25/2034		4,548	4,568
2.560% due 08/25/2034		1,284	1,291
2.563% due 10/25/2035 ^		11,543	10,186
2.576% due 01/25/2037 ^		124	108
2.602% due 06/25/2035		4,256	3,951
2.602% due 10/25/2035		2,430	2,393
2.610% due 08/25/2035		4,053	3,726
2.704% due 04/25/2035		5,394	5,440
2.834% due 05/25/2035		1,083	1,013
4.870% due 10/25/2036		1,216	1,139
4.910% due 11/25/2035 ^		3,213	2,929
5.250% due 05/25/2021 ^		303	212
5.292% due 09/25/2035		6,240	6,076
5.500% due 01/25/2035		1,097	1,139
5.750% due 02/25/2036 ^		1,194	1,101
6.250% due 11/25/2036		10,802	10,833
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		243	252
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030		955	957
First Republic Mortgage Loan Trust
0.475% due 08/15/2032		214	205
0.675% due 11/15/2030		37	34
0.975% due 11/15/2032		39	37
Forest Finance PLC
0.290% due 05/12/2018	EUR	3,315	3,558
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$200	230
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,097,462	8,763
3.883% due 01/25/2047		100	103
GE Capital Commercial Mortgage Corp.
5.322% due 11/10/2045		355	355
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		24	24
GMAC Mortgage Corp. Loan Trust
2.828% due 04/19/2036 ^		9,402	8,462
2.919% due 06/25/2034		32	31
2.931% due 06/25/2034		39	37
3.071% due 06/19/2035		531	543
3.948% due 05/25/2035		4,085	3,931
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		66	65
8.950% due 08/20/2017		7	7
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	5,075	5,443
0.189% due 12/20/2054		7,915	8,492
0.190% due 12/17/2054		791	849
0.209% due 12/20/2054		7,400	7,942
0.356% due 12/20/2054		$63	63
0.357% due 12/17/2054		2,121	2,111
0.376% due 12/20/2054		29,078	28,959
0.436% due 12/20/2054		1,814	1,809
0.695% due 12/20/2054	GBP	1,203	1,777
0.725% due 12/20/2054		26,435	39,052
0.726% due 12/17/2054		10,327	15,250
0.745% due 12/20/2054		18,742	27,702
0.825% due 12/20/2054		9,003	13,317
Granite Mortgages PLC
0.345% due 03/20/2044	EUR	267	287
0.440% due 01/20/2044		1,995	2,144
0.590% due 03/20/2044		$147	147
0.657% due 01/20/2044		1,117	1,115
0.757% due 07/20/2043		132	132
0.846% due 06/20/2044	GBP	5,686	8,405
0.886% due 03/20/2044		992	1,468
0.886% due 06/20/2044		11,374	16,827
0.926% due 09/20/2044		2,177	3,223
0.943% due 01/20/2044		9,495	14,057
0.946% due 09/20/2044		756	1,118
1.043% due 07/20/2043		362	538

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Great Hall Mortgages PLC
0.155% due 03/18/2039	EUR	2,526	$2,612
0.400% due 06/18/2039		$31,276	29,670
0.694% due 03/18/2039	GBP	73,598	104,959
0.704% due 06/18/2039		20,302	28,822
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$816	563
0.374% due 12/25/2046 ^		677	400
0.444% due 04/25/2036 ^		115	54
0.444% due 11/25/2045		516	435
0.514% due 10/25/2046		729	405
0.614% due 06/25/2045		930	796
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		54,893	55,314
5.444% due 03/10/2039		84,441	89,176
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	3,838	2,846
GS Mortgage Securities Corp.
2.943% due 02/10/2046		$370	381
GS Mortgage Securities Trust
2.999% due 08/10/2044		30	31
3.679% due 08/10/2043		252	261
4.038% due 07/10/2046		400	447
4.243% due 08/10/2046		80	90
5.553% due 04/10/2038		70	71
GSMPS Mortgage Loan Trust
0.524% due 09/25/2035		8,105	6,978
7.500% due 06/25/2043		3,872	4,267
GSR Mortgage Loan Trust
0.474% due 07/25/2035		345	307
0.524% due 01/25/2034		133	114
1.850% due 04/25/2032		139	128
1.860% due 03/25/2033		26	26
2.235% due 06/25/2034		528	515
2.465% due 11/25/2035 ^		5,182	4,346
2.530% due 04/25/2036		138	126
2.601% due 04/25/2035		3,828	3,827
2.630% due 01/25/2036 ^		257	237
2.673% due 03/25/2037 ^		11,417	9,852
2.685% due 04/25/2035		574	561
2.690% due 09/25/2035		175	177
3.960% due 05/25/2035		3,549	3,445
5.000% due 05/25/2036 ^		1,391	1,354
5.000% due 05/25/2037 ^		15	13
5.500% due 06/25/2035		7,295	7,591
5.500% due 06/25/2036 ^		4,049	3,823
5.750% due 02/25/2036		2,007	1,979
5.750% due 02/25/2037 ^		4,108	3,944
6.000% due 08/25/2021 ^		312	309
6.000% due 03/25/2032		13	13
6.000% due 11/25/2035 ^		20,100	17,651
6.000% due 02/25/2036 ^		11,396	10,383
6.000% due 01/25/2037 ^		8,304	7,959
6.000% due 05/25/2037 ^		6,591	6,175
6.000% due 07/25/2037 ^		656	596
6.250% due 09/25/2036 ^		1,605	1,491
6.500% due 09/25/2036 ^		5,482	4,833
HarborView Mortgage Loan Trust
0.328% due 01/25/2047		4,702	3,640
0.358% due 07/19/2046		35,529	22,667
0.378% due 09/19/2046		6,236	4,886
0.388% due 11/19/2036		152	111
0.398% due 05/19/2035		14,779	12,382
0.418% due 06/19/2035		2,205	1,933
0.458% due 02/19/2036		11,088	8,379
0.478% due 04/19/2034		1,365	1,244
0.738% due 06/19/2034		1,131	1,059
0.818% due 01/19/2035		2,574	2,282
0.878% due 01/19/2035		5,029	3,700
0.898% due 01/19/2035		569	511
0.918% due 02/19/2034		2	2
0.978% due 11/19/2034		199	148
1.174% due 10/25/2037		2,628	2,286
2.320% due 04/19/2034		44	44
2.542% due 06/19/2045 ^		17,859	11,698
2.608% due 07/19/2035		730	662
2.647% due 12/19/2035 ^		4,828	4,295
3.083% due 06/19/2036		9,298	6,459
3.466% due 06/19/2036 ^		5,893	3,912
4.802% due 08/19/2036 ^		2,249	2,035

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	16,206	$23,766
HomeBanc Mortgage Trust
0.434% due 01/25/2036		$4,396	3,805
0.914% due 12/25/2034		5,850	5,618
1.034% due 08/25/2029		2,913	2,736
2.182% due 04/25/2037 ^		3,769	2,278
4.952% due 04/25/2037 ^		5,644	4,612
Homestar Mortgage Acceptance Corp.
0.624% due 07/25/2034		3,002	2,984
HSI Asset Securitization Corp. Trust
0.394% due 11/25/2035		21,368	13,418
Impac CMB Trust
0.914% due 11/25/2034		2,290	2,189
0.934% due 10/25/2033		37	36
0.954% due 10/25/2034		1,053	993
4.606% due 09/25/2034		329	335
Impac Secured Assets Trust
0.344% due 01/25/2037		15,281	13,269
0.974% due 11/25/2034		706	702
2.917% due 07/25/2035		1,315	978
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		468	453
1.717% due 01/25/2032		74	70
2.197% due 08/25/2031		393	393
IndyMac Mortgage Loan Trust
0.314% due 04/25/2037		9,166	8,519
0.334% due 04/25/2037		3,009	2,651
0.354% due 02/25/2037		25,435	17,571
0.354% due 07/25/2047		12,075	8,792
0.364% due 04/25/2037		1,574	1,150
0.374% due 11/25/2046		818	573
0.381% due 05/25/2046		172	147
0.384% due 04/25/2046		6,775	5,376
0.404% due 04/25/2035		372	327
0.414% due 07/25/2035		3,373	2,956
0.474% due 11/25/2035 ^		839	512
0.474% due 06/25/2037 ^		1,377	770
0.814% due 07/25/2045		105	93
0.954% due 05/25/2034		11	10
0.974% due 11/25/2034		70	64
0.994% due 11/25/2034		2,046	1,664
2.101% due 06/25/2037 ^		4,179	3,194
2.292% due 06/25/2037		9,755	5,665
2.342% due 07/25/2037		1,951	1,251
2.384% due 01/25/2036		9,029	7,478
2.417% due 08/25/2035		96	84
2.426% due 01/25/2036		13,183	12,356
2.499% due 01/25/2035		179	168
2.528% due 10/25/2034		4,206	4,046
2.575% due 03/25/2036		4,697	3,698
2.579% due 01/25/2036 ^		1,156	964
2.601% due 04/25/2037		10,610	8,627
2.706% due 04/25/2037 ^		22,484	16,687
2.785% due 02/25/2035		686	595
2.882% due 05/25/2036		4,710	3,540
4.507% due 08/25/2035		1,013	857
4.507% due 08/25/2035 ^		860	728
4.544% due 09/25/2035		1,964	1,686
4.544% due 09/25/2035 ^		106	3
4.649% due 10/25/2035		899	761
4.850% due 08/25/2036		2,517	2,466
6.250% due 11/25/2037 ^		1,986	1,713
JPMorgan Alternative Loan Trust
0.314% due 03/25/2037		2,461	1,797
2.692% due 05/25/2037 ^		10,494	8,462
3.073% due 11/25/2036 ^		2,791	2,363
3.143% due 12/25/2036		23,463	19,226
3.724% due 05/26/2037		53,514	49,011
6.050% due 05/25/2036		1,650	1,490
JPMorgan Chase Commercial Mortgage Securities Trust
2.072% due 12/15/2047		180	183
2.749% due 11/15/2043		464	467
3.341% due 07/15/2046		6,240	6,383
3.616% due 11/15/2043		400	421
3.673% due 02/15/2046		15,852	16,278
3.853% due 06/15/2043		2,812	2,814
4.106% due 07/15/2046		500	536
4.388% due 02/15/2046		700	756
4.918% due 10/15/2042		161	162

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.936% due 08/15/2042	$154	$154
5.259% due 01/12/2043	24,984	25,283
5.336% due 05/15/2047	156,440	164,899
5.399% due 05/15/2045	2,022	2,109
5.420% due 01/15/2049	57,683	61,208
5.440% due 06/12/2047	3,954	4,179
5.677% due 02/12/2049	1,603	1,663
5.694% due 02/12/2049	79,566	85,750
5.775% due 06/15/2049	3,500	3,746
5.841% due 04/15/2045	43,365	44,837
5.882% due 02/15/2051	33,040	35,461
JPMorgan Mortgage Trust
1.990% due 11/25/2033	26	26
1.990% due 02/25/2034	733	730
2.169% due 07/27/2037	20,294	17,613
2.344% due 11/25/2035	3,450	3,294
2.393% due 10/25/2035 ^	1,330	1,100
2.404% due 02/25/2036 ^	198	177
2.407% due 08/25/2035	9,519	9,433
2.439% due 10/25/2035	3,346	3,041
2.466% due 08/25/2036 ^	6,513	5,625
2.476% due 10/25/2035	162	162
2.489% due 07/25/2035	1,482	1,487
2.504% due 07/25/2035	3,468	3,438
2.517% due 07/25/2035	3,917	3,889
2.522% due 10/25/2036 ^	7,938	7,206
2.523% due 06/25/2035	906	858
2.529% due 08/25/2035 ^	5,128	4,876
2.548% due 08/25/2035	3,013	2,978
2.556% due 07/25/2035	344	333
2.560% due 10/25/2036 ^	94	86
2.566% due 10/25/2035	3,179	3,100
2.579% due 07/25/2035	13,896	13,927
2.591% due 04/25/2035	403	407
2.611% due 05/25/2036	7,495	6,926
2.635% due 02/25/2036 ^	33	30
2.757% due 04/25/2036	7,899	7,744
3.882% due 06/25/2035	8,575	8,475
4.323% due 06/25/2035	7,124	6,999
4.686% due 04/25/2037 ^	952	821
4.967% due 11/25/2035	6,080	5,800
5.000% due 08/25/2020	3,647	3,789
5.027% due 09/25/2035	984	966
5.050% due 04/25/2036 ^	8,996	8,466
5.162% due 07/25/2035	835	829
5.500% due 03/25/2022 ^	933	931
5.500% due 07/25/2036 ^	2,068	1,979
5.509% due 10/25/2036	277	247
6.000% due 01/25/2037 ^	26,358	24,057
6.500% due 07/25/2036 ^	5,555	4,656
6.500% due 08/25/2036 ^	1,309	1,117
Lanark Master Issuer PLC
1.662% due 12/22/2054	3,003	3,026
Lavender Trust
6.250% due 10/26/2036	10,158	8,848
LB Mortgage Trust
8.554% due 01/20/2017	649	652
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	42	43
4.739% due 07/15/2030	11	11
5.300% due 11/15/2038	374	378
5.430% due 02/15/2040	31,821	33,962
5.858% due 07/15/2040	78	82
5.866% due 09/15/2045	37,186	40,904
Leek Finance PLC
0.485% due 12/21/2038	174	181
Lehman Mortgage Trust
0.494% due 08/25/2036 ^	15,130	11,646
0.824% due 06/25/2037 ^	1,256	983
5.000% due 12/25/2035 ^	793	752
5.451% due 01/25/2036 ^	8,093	7,609
5.500% due 01/25/2036	2,034	1,739
5.683% due 12/25/2035	9,310	7,730
5.989% due 04/25/2036	1,695	1,592
6.000% due 07/25/2036 ^	10,216	8,340
6.000% due 09/25/2036 ^	3,865	3,242
Lehman XS Trust
0.291% due 07/25/2037	8,910	7,184
0.334% due 03/25/2047 ^	14,057	10,914

14	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.344% due 12/25/2036 ^	$3,075	$2,451
0.364% due 11/25/2046	472	398
0.374% due 08/25/2046	21,857	18,340
0.374% due 08/25/2046 ^	2,639	2,036
0.434% due 02/25/2046	5,442	3,988
1.074% due 08/25/2047	16,660	11,603
1.672% due 07/25/2035	8,229	7,980
Luminent Mortgage Trust
0.334% due 11/25/2036 ^	468	385
0.344% due 12/25/2036	14,417	11,567
0.354% due 12/25/2036 ^	5,157	4,073
0.374% due 02/25/2046	112	84
0.414% due 04/25/2036	21,959	14,415
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	9,222	7,016
0.384% due 05/25/2047 ^	2,386	2,185
0.414% due 05/25/2037	1,554	1,059
0.474% due 05/25/2047 ^	821	489
2.166% due 12/25/2033	72	72
2.271% due 07/25/2035 ^	2,249	1,915
2.421% due 05/25/2034	285	279
2.484% due 12/25/2033	240	238
2.500% due 10/25/2032	952	952
2.540% due 12/25/2034	8,176	7,896
2.682% due 03/25/2035	923	820
2.970% due 10/25/2034	5,511	5,270
MASTR Alternative Loan Trust
0.574% due 03/25/2036	8,739	2,225
MASTR Asset Securitization Trust
5.750% due 05/25/2036 ^	13,958	13,855
MASTR Reperforming Loan Trust
0.531% due 07/25/2035	5,041	4,406
7.000% due 08/25/2034	3,263	3,437
7.000% due 05/25/2035	906	920
MASTR Seasoned Securitization Trust
6.238% due 09/25/2017	949	974
6.500% due 08/25/2032	7,141	7,770
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	4,767	4,689
0.915% due 09/15/2030	1,347	1,334
1.055% due 11/15/2031	93	82
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032	173	164
2.610% due 10/20/2029	2,947	2,976
Merrill Lynch Alternative Note Asset Trust
0.284% due 03/25/2037	1,253	602
0.344% due 02/25/2037	5,217	4,860
0.474% due 03/25/2037	3,316	1,632
2.860% due 06/25/2037 ^	2,706	2,010
6.000% due 05/25/2037 ^	10,909	8,726
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	61	58
0.424% due 08/25/2036	594	572
0.444% due 04/25/2035	1,594	1,538
0.454% due 08/25/2035	723	722
0.794% due 10/25/2028	117	113
0.831% due 11/25/2029	405	392
0.834% due 06/25/2028	1,729	1,657
0.895% due 04/25/2029	1,191	1,136
0.914% due 03/25/2028	90	86
0.954% due 03/25/2028	44	43
1.045% due 10/25/2028	75	72
1.050% due 11/25/2029	592	575
1.878% due 12/25/2032	547	543
1.944% due 01/25/2029	116	116
2.199% due 05/25/2033	5,214	5,069
2.216% due 02/25/2033	44	42
2.356% due 05/25/2036	8,408	8,393
2.376% due 12/25/2035	2,278	2,141
2.379% due 02/25/2034	16	16
2.397% due 09/25/2035	8,317	8,271
2.452% due 07/25/2035	1,019	909
2.463% due 08/25/2034	1,596	1,641
2.464% due 02/25/2035	12,120	12,153
2.471% due 06/25/2035	18,456	18,029

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.522% due 12/25/2035		$2,462	$2,321
2.527% due 06/25/2037		2,196	2,114
2.529% due 12/25/2034		94	93
2.693% due 11/25/2035		9,246	9,209
2.810% due 05/25/2033		18	17
5.250% due 08/25/2036		15,867	16,575
6.720% due 11/15/2026		4	4
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		4,179	4,205
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		6,733	7,080
5.414% due 07/12/2046		275	288
5.485% due 03/12/2051		34,620	37,073
5.700% due 09/12/2049		52,117	55,925
5.735% due 06/12/2050		29,150	31,459
5.874% due 08/12/2049		8,832	9,586
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046		220	226
3.085% due 08/15/2046		620	650
4.083% due 07/15/2046		750	837
4.216% due 08/15/2046		580	651
Morgan Stanley Capital Trust
3.884% due 09/15/2047		2,010	2,041
5.204% due 11/14/2042		235	237
5.413% due 03/12/2044		646	656
5.439% due 02/12/2044		2,805	2,803
5.569% due 12/15/2044		26,700	28,582
5.610% due 04/15/2049		8,502	8,557
5.649% due 12/15/2044		317	319
5.671% due 04/12/2049		332	331
5.686% due 04/15/2049		58,600	62,899
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017		3	3
Morgan Stanley Mortgage Loan Trust
0.434% due 03/25/2036		3,247	2,506
0.454% due 01/25/2036		19,900	15,084
0.464% due 12/25/2035		75	63
0.474% due 03/25/2035		58	53
0.484% due 01/25/2035		15	15
0.494% due 01/25/2035		7,494	7,042
2.121% due 06/25/2036		498	480
2.451% due 07/25/2035		2,894	2,517
2.510% due 06/25/2037		1,057	719
2.646% due 07/25/2035		1,119	1,042
2.869% due 09/25/2035 ^		5,877	4,865
4.832% due 06/25/2036		19,795	14,006
5.701% due 02/25/2047		2,739	2,109
6.000% due 02/25/2036 ^		1,291	1,278
6.000% due 10/25/2037 ^		2,713	2,323
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		39,599	42,433
5.796% due 08/15/2045		59,651	63,899
MortgageIT Trust
0.954% due 02/25/2035		1,608	1,521
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		1,090	1,164
Newgate Funding PLC
0.627% due 12/15/2050	EUR	102,146	107,415
Nomura Asset Acceptance Corp.
0.394% due 05/25/2035		$200	201
0.674% due 05/25/2035		4,000	2,555
2.426% due 10/25/2035		189	177
4.062% due 02/25/2036 ^		639	532
5.820% due 03/25/2047		1,728	1,752
6.138% due 03/25/2047		1,588	1,610
6.858% due 02/19/2030		1,380	1,378
Nomura Resecuritization Trust
0.612% due 08/27/2047		67,751	65,374
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		9	0
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.644% due 02/25/2035		4,451	4,445
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		2	3
Paragon Mortgages PLC
0.800% due 10/15/2041	GBP	2,189	3,070
0.922% due 05/15/2041		24,508	34,728
0.940% due 04/16/2035		5,553	7,909

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Prime Mortgage Trust
0.574% due 02/25/2019	$20	$20
0.574% due 02/25/2034	3,026	2,864
5.000% due 02/25/2019	1	1
6.000% due 06/25/2036 ^	3,692	3,570
Provident Funding Mortgage Loan Trust
2.465% due 10/25/2035	3,563	3,508
2.519% due 04/25/2034	973	977
RAAC Trust
0.544% due 09/25/2034	1,025	986
RBSSP Resecuritization Trust
0.394% due 10/27/2036	4,557	3,636
0.414% due 08/27/2037	6,627	4,538
0.444% due 09/27/2037	9,301	6,570
0.504% due 02/27/2037	5,379	4,049
0.672% due 09/26/2036	453	441
3.000% due 06/26/2037	3,245	3,280
Regal Trust 2.186% due 09/29/2031	261	246
Resecuritization Mortgage Trust
0.423% due 04/26/2021	1	1
Residential Accredit Loans, Inc. Trust
0.314% due 01/25/2037	12,408	10,215
0.324% due 02/25/2037	5,211	4,102
0.354% due 05/25/2036	27,543	22,481
0.354% due 09/25/2036	5,328	4,214
0.359% due 12/25/2036	62	48
0.364% due 07/25/2036	6,869	5,544
0.364% due 08/25/2036	12,530	9,366
0.364% due 09/25/2036	111	88
0.364% due 12/25/2036	6,288	5,375
0.374% due 05/25/2047	5,275	4,414
0.384% due 06/25/2037	3,506	2,658
0.384% due 04/25/2046	18,637	9,834
0.444% due 02/25/2046	3,075	1,825
0.474% due 08/25/2035	806	632
0.504% due 03/25/2037	1,956	716
0.574% due 01/25/2033	6	6
0.574% due 08/25/2036 ^	290	194
0.574% due 11/25/2036 ^	3,061	1,802
0.714% due 03/25/2034	1,422	1,343
0.824% due 07/25/2033	109	102
1.481% due 09/25/2045	694	591
2.937% due 04/25/2035	8,333	8,260
3.171% due 08/25/2035 ^	1,925	1,065
3.395% due 09/25/2035 ^	1,487	1,216
3.568% due 02/25/2036 ^	1,645	1,232
5.250% due 09/25/2020	11,934	11,938
6.000% due 08/25/2036	4,187	3,460
6.000% due 09/25/2036 ^	4,032	3,300
6.000% due 09/25/2036	3,528	2,887
6.000% due 11/25/2036 ^	4,079	3,203
6.250% due 03/25/2037 ^	3,167	2,615
6.500% due 09/25/2037 ^	3,750	2,919
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	357	404
Residential Asset Securitization Trust
0.624% due 12/25/2036 ^	661	206
5.000% due 08/25/2019	1,568	1,614
5.500% due 08/25/2034	175	178
5.500% due 06/25/2035 ^	919	834
5.750% due 02/25/2036 ^	1,331	1,115
6.000% due 03/25/2037 ^	6,302	4,522
6.000% due 04/25/2037	508	441
6.000% due 05/25/2037 ^	325	288
6.000% due 07/25/2037 ^	1,721	1,271
6.250% due 08/25/2036	209	195
6.250% due 10/25/2036 ^	642	537
6.250% due 11/25/2036	2,757	1,984
6.250% due 09/25/2037 ^	2,771	1,992
6.500% due 08/25/2036	1,816	1,246
6.500% due 09/25/2036 ^	1,824	1,386
Residential Funding Mortgage Securities, Inc. Trust
0.574% due 07/25/2018	36	36
2.710% due 11/25/2035	1,634	1,441
2.990% due 09/25/2035 ^	195	156
3.190% due 02/25/2036 ^	5,828	5,246
3.335% due 02/25/2037	6,123	4,915

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 07/25/2035		$3,917	$4,062
5.500% due 12/25/2034		1,526	1,530
6.000% due 06/25/2036 ^		3,099	2,871
6.000% due 07/25/2036 ^		3,671	3,371
6.000% due 06/25/2037 ^		1,612	1,463
6.500% due 03/25/2032		221	230
ResLoc UK PLC
0.784% due 12/15/2043	GBP	4,203	5,708
RMAC Securities PLC
0.182% due 06/12/2044	EUR	3,056	3,104
0.712% due 06/12/2044	GBP	45,343	63,647
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$40,917	42,745
5.331% due 02/16/2044		17,139	18,045
5.336% due 05/16/2047		28,329	29,401
5.420% due 01/16/2049		26,269	27,444
5.467% due 09/16/2039		6,710	6,956
5.686% due 04/16/2049		26,300	27,573
5.695% due 09/16/2040		7,500	7,905
5.964% due 02/16/2051		41,819	43,617
6.028% due 12/16/2049		33,218	34,768
6.068% due 09/17/2039		2,386	2,559
6.068% due 02/17/2051		10,000	10,099
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032		94	91
7.000% due 12/25/2018		23	25
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		33	34
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		77	67
Sequoia Mortgage Trust
0.386% due 06/20/2036		3,166	2,806
0.526% due 07/20/2033		323	305
0.836% due 06/20/2033		27	26
0.843% due 05/20/2034		822	792
0.909% due 05/20/2034		3,876	3,723
0.936% due 10/20/2027		124	118
0.976% due 10/20/2027		1,604	1,574
1.045% due 09/20/2033		1,135	1,111
1.992% due 02/25/2040		460	457
2.336% due 01/20/2047 ^		3,784	3,136
2.743% due 09/20/2046 ^		7,963	6,292
3.191% due 01/20/2047 ^		5,296	4,668
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	6,761	7,254
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 09/25/2034		$3,154	2,821
0.474% due 10/25/2035		2,553	2,389
0.474% due 08/25/2036 ^		11,013	8,500
0.651% due 06/25/2035		212	212
1.528% due 01/25/2035		343	278
1.878% due 10/25/2037 ^		1,111	745
2.397% due 03/25/2034		3,241	3,261
2.403% due 12/25/2034		157	156
2.427% due 05/25/2034		235	235
2.431% due 09/25/2034		43	43
2.462% due 12/25/2035		5,490	4,255
2.462% due 12/25/2035 ^		4,502	4,376
2.474% due 08/25/2034		1,553	1,521
2.488% due 11/25/2034		1,309	1,293
2.490% due 09/25/2035		3,979	3,556
2.496% due 01/25/2035		1,605	1,546
2.498% due 02/25/2036 ^		3,505	2,808
2.537% due 08/25/2035		83	78
2.538% due 11/25/2035 ^		1,014	806
2.545% due 02/25/2034		2,258	2,251
2.575% due 01/25/2036 ^		1,401	1,380
2.592% due 05/25/2036 ^		10,608	8,607
2.618% due 09/25/2034		5,111	5,070
2.625% due 04/25/2036 ^		5,243	4,621
2.676% due 06/25/2036 ^		2,360	1,996
4.524% due 11/25/2036 ^		3,928	3,576
4.643% due 04/25/2036 ^		8,366	6,323
5.009% due 05/25/2036 ^		3,830	3,554
5.146% due 03/25/2036 ^		1,264	1,052
5.267% due 02/25/2036 ^		1,701	1,307
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		4,295	3,259
0.344% due 03/25/2037 ^		611	167
0.364% due 06/25/2036		1,070	897

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.374% due 05/25/2036	$30,433	$22,827
0.384% due 04/25/2036	1,196	879
0.384% due 05/25/2046	196	147
0.394% due 05/25/2046	13,753	7,753
0.404% due 05/25/2045	1,072	949
0.428% due 07/19/2035	8,377	7,590
0.434% due 05/25/2046 ^	187	70
0.474% due 08/25/2036 ^	1,044	439
0.484% due 12/25/2035	5,729	4,407
0.838% due 09/19/2032	4,605	4,496
0.878% due 01/19/2034	525	511
1.018% due 10/19/2033	1,004	900
1.528% due 12/25/2035 ^	4,971	3,519
1.594% due 02/25/2036	19,491	17,116
8.010% due 06/25/2029	39	41
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.688% due 05/25/2022	384	395
Structured Asset Securities Corp.
5.500% due 06/25/2035	3,291	3,264
6.702% due 04/15/2027	25	26
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	4,114	3,836
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	72	70
2.116% due 07/25/2032	487	448
2.369% due 03/25/2033	1,576	1,557
2.380% due 07/25/2033	66	67
2.393% due 01/25/2034	4,924	4,790
2.516% due 02/25/2032	880	864
2.596% due 11/25/2033	220	216
5.759% due 06/25/2034	220	226
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	260	250
Suntrust Adjustable Rate Mortgage Loan Trust
2.566% due 02/25/2037 ^	1,235	1,079
2.614% due 01/25/2037 ^	10,306	9,869
2.719% due 04/25/2037 ^	1,580	1,342
2.967% due 10/25/2037	1,881	1,741
Suntrust Alternative Loan Trust
0.824% due 12/25/2035 ^	11,379	8,875
5.750% due 12/25/2035 ^	7,480	6,734
6.000% due 04/25/2036 ^	1,963	1,574
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,003	663
5.970% due 09/25/2036	5,583	1,089
6.015% due 07/25/2037	1,901	1,419
6.500% due 07/25/2036	6,555	4,032
Thornburg Mortgage Securities Trust
0.874% due 12/25/2033	1,682	1,656
2.013% due 10/25/2043	716	703
2.525% due 09/25/2037	12,515	12,335
UBS-Barclays Commercial Mortgage Trust
1.114% due 03/10/2046 (a)	584	38
Wachovia Bank Commercial Mortgage Trust
0.352% due 06/15/2049	159,222	156,303
5.118% due 07/15/2042	49	49
5.191% due 01/15/2041	64	64
5.342% due 12/15/2043	119,950	127,509
5.416% due 01/15/2045	16,615	17,067
5.509% due 04/15/2047	62,108	65,563
5.559% due 10/15/2048	151,850	159,774
5.702% due 06/15/2049	539	543
5.707% due 06/15/2049	49,097	52,550
5.964% due 02/15/2051	19,867	21,217
Wachovia Mortgage Loan Trust LLC
2.502% due 03/20/2037 ^	5,069	4,885
2.508% due 10/20/2035	122	124
2.528% due 08/20/2035	13,165	12,528
2.629% due 08/20/2035 ^	10,265	9,374
5.418% due 10/20/2035	1,827	1,802
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	522	491
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 07/25/2046 ^	24	1
0.444% due 12/25/2045	1,182	1,141
0.584% due 11/25/2045	549	487
0.584% due 12/25/2045	479	426
0.894% due 11/25/2034	4,658	4,456
0.914% due 11/25/2034	1,591	1,516

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.128% due 02/25/2046	$3,338	$3,170
1.128% due 08/25/2046	326	275
1.154% due 11/25/2034	773	735
1.328% due 11/25/2042	558	525
1.528% due 06/25/2042	1,204	1,168
1.528% due 08/25/2042	494	456
1.937% due 04/25/2037 ^	5,200	4,535
1.942% due 07/25/2047 ^	6,303	4,678
1.959% due 11/25/2036 ^	54	48
1.999% due 05/25/2037	244	208
2.151% due 02/25/2037 ^	13,126	11,025
2.192% due 07/25/2046	1,449	1,312
2.192% due 08/25/2046	865	782
2.192% due 12/25/2046	12,534	11,693
2.237% due 09/25/2036 ^	12,088	10,958
2.330% due 10/25/2035	1,711	1,667
2.387% due 04/25/2035	14,288	14,056
2.392% due 12/25/2035	4,500	4,160
2.393% due 09/25/2035	1,371	1,365
2.399% due 08/25/2034	639	639
2.405% due 09/25/2033	1,594	1,648
2.441% due 09/25/2033	191	190
2.441% due 03/25/2035	4,170	4,153
2.506% due 01/25/2033	237	240
4.259% due 08/25/2036 ^	2,861	2,566
4.396% due 02/25/2037 ^	973	911
4.477% due 04/25/2037	2,680	2,497
4.519% due 01/25/2036 ^	10,558	9,767
4.529% due 07/25/2037 ^	710	663
5.049% due 08/25/2035	1,853	1,760
6.000% due 07/25/2034	1,145	1,213
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	59	57
Washington Mutual Mortgage Pass-Through Certificates Trust
0.334% due 02/25/2037 ^	25,897	17,987
0.414% due 01/25/2047 ^	8,283	5,839
0.624% due 04/25/2035	17,438	13,506
0.848% due 12/25/2046	37,381	26,214
0.898% due 04/25/2047 ^	404	64
1.098% due 05/25/2046	7,406	5,643
1.770% due 02/25/2031	1	1
2.024% due 02/25/2033	28	27
2.225% due 05/25/2033	131	131
2.407% due 06/25/2033	6,322	6,365
4.677% due 09/25/2036 ^	4,939	2,822
5.500% due 11/25/2035 ^	1,559	1,428
5.500% due 06/25/2037 ^	3,152	2,984
6.000% due 04/25/2036 ^	2,869	2,475
6.000% due 06/25/2037 ^	30,524	26,817
6.268% due 07/25/2036	1,795	999
6.449% due 07/25/2036 ^	3,066	1,706
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^	3,321	2,815
Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046	400	448
4.393% due 11/15/2043	300	332
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	2,549	2,174
2.481% due 12/25/2033	1,546	1,542
2.490% due 06/25/2033	535	539
2.580% due 03/25/2036 ^	10,344	10,064
2.599% due 04/25/2036	746	724
2.602% due 08/25/2033	325	332
2.602% due 06/25/2035	543	547
2.604% due 04/25/2036 ^	52	51
2.610% due 10/25/2035	12,882	12,913
2.610% due 07/25/2036 ^	1,553	1,474
2.611% due 11/25/2034	208	207
2.611% due 10/25/2036 ^	11,266	10,429
2.613% due 06/25/2034	4,764	4,834
2.614% due 12/25/2034	1,266	1,276
2.615% due 09/25/2033	204	207
2.615% due 12/25/2033	210	211
2.615% due 07/25/2034	35	36
2.615% due 12/25/2034	26	26
2.615% due 01/25/2035	1,158	1,160
2.615% due 05/25/2035	3,129	3,131
2.615% due 03/25/2036	7,179	7,011
2.616% due 11/25/2034	1,210	1,211

16	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.618% due 01/25/2035		$5,640	$5,531
2.618% due 06/25/2035		5,128	5,175
2.659% due 03/25/2036 ^		5,256	5,049
5.000% due 03/25/2036		2,473	2,492
5.094% due 05/25/2035		379	366
5.250% due 01/25/2034		863	900
5.250% due 10/25/2035		2,875	3,003
5.456% due 03/25/2036		291	290
5.500% due 11/25/2035		364	373
5.500% due 01/25/2036 ^		5,311	5,150
5.500% due 02/25/2037 ^		1,495	1,382
5.652% due 04/25/2036		7,956	7,570
5.750% due 02/25/2037		853	815
5.750% due 04/25/2037 ^		5,804	5,809
6.000% due 08/25/2036		5,046	5,237
6.000% due 03/25/2037 ^		4,650	4,545
6.000% due 04/25/2037 ^		6,089	5,997
6.000% due 07/25/2037 ^		18,514	18,351
6.000% due 08/25/2037 ^		1,219	1,207
6.250% due 07/25/2037 ^		438	423
Wells Fargo-RBS Commercial Mortgage Trust
2.927% due 03/15/2046		150	157
3.667% due 11/15/2044		201	217

Total Mortgage-Backed Securities (Cost $10,206,780)			10,614,009

ASSET-BACKED SECURITIES 3.0%
Aames Mortgage Investment Trust
0.951% due 10/25/2035		3,100	2,477
ACA CLO Ltd.
0.507% due 01/20/2021		2,719	2,716
Academic Loan Funding Trust
0.974% due 12/27/2022		17,167	17,190
Access Group, Inc.
1.556% due 10/27/2025		37,886	37,968
Accredited Mortgage Loan Trust
0.304% due 02/25/2037		2,452	2,348
0.494% due 12/25/2035		2,285	2,189
1.041% due 01/25/2035		2,265	2,187
4.330% due 06/25/2033		3,460	3,140
4.980% due 10/25/2033		2,426	2,387
ACE Securities Corp.
0.234% due 10/25/2036		22	12
0.284% due 12/25/2036		7,346	3,074
0.314% due 07/25/2036		10,594	7,875
0.334% due 08/25/2036 ^		5,866	2,536
0.374% due 12/25/2036		28,323	12,036
0.394% due 08/25/2036 ^		7,538	3,291
0.611% due 11/25/2035		12,800	10,276
0.724% due 12/25/2045		5,800	3,822
0.794% due 02/25/2036 ^		3,900	3,206
0.824% due 07/25/2035		2,718	2,291
0.874% due 08/25/2045		5,977	5,812
1.149% due 11/25/2033		3,239	3,045
1.149% due 12/25/2034		1,467	1,439
1.974% due 10/25/2032		3,354	3,286
Aegis Asset-Backed Securities Trust
0.604% due 12/25/2035		3,300	2,287
0.654% due 06/25/2035		3,500	2,397
AFC Home Equity Loan Trust
0.884% due 12/22/2027		1	1
Ally Auto Receivables Trust
0.590% due 01/17/2017		166	166
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.849% due 03/25/2035		1,380	1,378
0.861% due 04/25/2034		389	384
0.954% due 05/25/2034		3,786	3,471
1.044% due 07/25/2034		489	435
3.549% due 11/25/2032		6,202	5,969
4.849% due 05/25/2034 ^		686	542
Amortizing Residential Collateral Trust
1.209% due 07/25/2032		150	145
1.299% due 08/25/2032		352	311
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	7,247	7,741
Argent Securities Trust
0.284% due 09/25/2036		$5,566	2,239
0.324% due 06/25/2036		23,797	8,834
0.324% due 09/25/2036		28,476	11,517
0.364% due 03/25/2036		8,244	4,437
0.414% due 07/25/2036		8,138	3,791
0.444% due 05/25/2036		30,205	11,361

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.374% due 10/25/2035		$71	$71
0.494% due 01/25/2036		17,047	13,287
1.299% due 11/25/2034		3,522	3,026
2.196% due 05/25/2034		1,110	1,010
Asset-Backed Funding Certificates Trust
0.794% due 12/25/2034		706	705
1.031% due 12/25/2030		1,206	1,169
1.224% due 03/25/2034		5,453	4,350
1.269% due 05/25/2032		982	923
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037		294	193
0.404% due 11/25/2036		7,500	4,578
0.624% due 11/25/2035		5,800	5,134
0.931% due 10/25/2034		1	1
1.525% due 04/15/2033		369	363
3.172% due 08/15/2033		1,003	924
Avoca CLO Ltd.
0.402% due 10/15/2023	EUR	6,899	7,307
Avoca CLO PLC
0.348% due 09/15/2021		6,759	7,233
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		$106	119
0.281% due 11/25/2036		3,641	3,558
0.324% due 01/25/2037		1,145	1,143
0.341% due 12/25/2036 ^		6,475	4,908
0.344% due 05/25/2036 ^		6,334	5,581
0.364% due 05/25/2037		6,249	5,849
0.364% due 01/25/2047		483	483
0.414% due 06/25/2047		7,500	6,355
0.451% due 02/25/2036		41	41
0.624% due 12/25/2042		379	374
0.814% due 12/25/2034		6	6
0.821% due 08/25/2035		6,316	5,990
0.834% due 10/25/2032		2,608	2,496
0.974% due 10/27/2032		967	924
1.174% due 10/25/2037		449	423
1.174% due 11/25/2042		272	260
2.545% due 10/25/2036		1,574	1,184
2.783% due 07/25/2036		169	161
2.963% due 06/25/2043		912	914
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	32,137	34,494
BNC Mortgage Loan Trust
0.274% due 05/25/2037		$372	357
Bumper NL Finance BV
1.239% due 02/23/2023	EUR	14	15
Carlyle High Yield Partners Ltd.
0.472% due 04/19/2022		$3,031	2,992
Carrington Mortgage Loan Trust
0.234% due 01/25/2037		1,607	1,223
0.274% due 06/25/2037		156	156
0.334% due 10/25/2036		7,750	4,708
0.414% due 06/25/2036		16,000	10,739
0.424% due 10/25/2036		9,079	5,571
0.434% due 02/25/2037		53,326	38,249
0.494% due 10/25/2035		709	709
CDC Mortgage Capital Trust
0.969% due 07/25/2034		3,705	3,302
Chase Funding Trust
0.731% due 02/25/2033		47	43
0.814% due 08/25/2032		687	633
0.834% due 11/25/2032		20	20
1.074% due 02/25/2032		3,371	3,251
CIFC Funding Ltd.
0.516% due 05/10/2021		5,681	5,657
CIT Group Home Equity Loan Trust
1.224% due 09/25/2030		3,095	2,714
3.930% due 03/20/2032		305	311
CIT Mortgage Loan Trust
1.424% due 10/25/2037		127	127
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		4,527	3,828
0.244% due 05/25/2037		3,205	2,034
0.314% due 12/25/2036		7,312	6,532
0.324% due 10/25/2036		106	106
0.344% due 07/25/2045		16,200	9,858
0.374% due 05/25/2037		7,843	5,052
0.424% due 08/25/2036		24,500	16,329
0.434% due 09/25/2036		4,979	3,325
0.434% due 01/25/2037		6,000	4,924
0.434% due 07/25/2045		7,742	4,757

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.444% due 05/25/2037		$17,700	$11,935
0.624% due 11/25/2045		4,532	4,087
0.664% due 09/25/2035 ^		11,100	8,389
0.794% due 05/25/2035		3,900	3,084
5.614% due 05/25/2036 ^		4,064	2,659
5.764% due 01/25/2037		1,731	1,234
ColumbusNova CLO Ltd.
0.507% due 05/16/2019		1,461	1,455
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		49	50
7.490% due 07/01/2031		497	555
Conseco Financial Corp.
6.240% due 12/01/2028		181	188
6.870% due 04/01/2030		353	388
7.140% due 01/15/2029		14	15
7.240% due 06/15/2028		12	13
Cordatus CLO PLC
0.370% due 01/30/2024	EUR	25,554	27,099
Countrywide Asset-Backed Certificates
0.294% due 06/25/2047		$7,870	7,796
0.321% due 01/25/2037		10,579	10,074
0.324% due 05/25/2037		50,088	44,630
0.334% due 01/25/2034		3,916	3,532
0.334% due 01/25/2046		4,977	4,468
0.344% due 06/25/2047		23,832	21,409
0.354% due 08/25/2036		649	637
0.354% due 06/25/2047		2,155	1,918
0.364% due 06/25/2036		8,185	8,013
0.364% due 06/25/2047		11,700	10,119
0.394% due 06/25/2037		11,000	6,416
0.394% due 09/25/2037		7,100	5,539
0.394% due 09/25/2047		64,600	47,870
0.404% due 10/25/2047		17,600	15,202
0.414% due 03/25/2037		13,023	7,371
0.421% due 04/25/2036		8,502	8,304
0.464% due 06/25/2036		13,440	11,136
0.464% due 08/25/2036		12,797	10,919
0.471% due 07/25/2036		10,000	8,979
0.474% due 06/25/2036		9,400	7,841
0.484% due 09/25/2037		7,200	3,564
0.511% due 04/25/2036		10,159	9,379
0.514% due 12/25/2036 ^		66	45
0.544% due 11/25/2033		1	1
0.559% due 11/25/2035		5,988	5,737
0.574% due 08/25/2034		844	787
0.611% due 04/25/2036		4,500	3,540
0.621% due 04/25/2036		2,600	1,864
0.634% due 11/25/2035		105	104
0.654% due 12/25/2031		310	234
0.664% due 10/25/2035		3,232	3,215
0.664% due 02/25/2036		3,400	2,697
0.714% due 01/25/2036		3,248	3,132
0.734% due 12/25/2035		3,000	2,806
0.914% due 05/25/2032		22	21
2.571% due 01/25/2034 ^		18,495	13,529
4.569% due 04/25/2036		2,379	2,394
5.188% due 10/25/2046 ^		18,188	15,887
5.581% due 04/25/2047 ^		9,538	7,961
Countrywide Asset-Backed Certificates Trust
0.331% due 09/25/2046		6,780	5,557
0.334% due 03/25/2037		11,294	10,285
0.624% due 04/25/2036		5,000	4,326
0.631% due 05/25/2036		11,800	9,664
0.661% due 02/25/2036		7,000	6,673
0.701% due 05/25/2035		241	241
0.701% due 02/25/2036		4,800	4,124
0.754% due 11/25/2035		2,600	2,334
0.821% due 07/25/2035		1,000	901
0.874% due 11/25/2035		2,000	1,628
0.914% due 12/25/2034		3,649	3,502
0.974% due 08/25/2047		21,500	18,394
1.071% due 04/25/2035		3,500	2,772
1.074% due 11/25/2034		914	887
4.693% due 10/25/2035		5,934	5,919
4.740% due 10/25/2035		718	716
5.103% due 05/25/2035		3,500	3,499
5.251% due 12/25/2034		2,100	2,058
Credit Suisse First Boston Mortgage Securities Corp.
0.871% due 07/25/2032		54	45
0.911% due 08/25/2032		2,042	1,811
1.824% due 05/25/2043		1,379	1,306

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		$149	$86
0.241% due 01/25/2037 ^		38	17
0.294% due 07/25/2037		551	369
0.321% due 11/25/2036		14,370	8,317
0.421% due 07/25/2036		10,000	7,176
0.424% due 04/25/2037		1,502	1,056
0.744% due 07/25/2036		5,576	5,080
1.271% due 04/25/2032		255	246
4.027% due 03/25/2037 ^		7,352	4,548
4.241% due 08/25/2035		22	22
6.280% due 05/25/2035		1,792	1,784
Delta Funding Home Equity Loan Trust
0.995% due 09/15/2029		210	194
Educational Funding Co. LLC
0.506% due 10/25/2029		6,731	6,256
Educational Services of America, Inc.
1.106% due 07/25/2023		24,014	24,031
EFS Volunteer LLC
1.106% due 10/26/2026		14,749	14,818
EMC Mortgage Loan Trust
0.624% due 12/25/2042		1,512	1,440
0.624% due 05/25/2043		465	443
0.914% due 05/25/2040		39	35
EquiFirst Mortgage Loan Trust
0.924% due 01/25/2034		32	28
Equity One Mortgage Pass-Through Trust
0.734% due 11/25/2032		3,027	2,862
FAB CBO BV
0.527% due 12/31/2078	EUR	1,815	1,897
FAB U.S. Ltd.
1.180% due 12/06/2045	GBP	20,510	27,808
Fieldstone Mortgage Investment Trust
0.334% due 11/25/2036		$14,740	8,722
Finance America Mortgage Loan Trust
1.074% due 08/25/2034		1,111	1,063
First Franklin Mortgage Loan Trust
0.334% due 04/25/2036		7,804	6,602
0.414% due 04/25/2036		7,400	4,840
0.414% due 08/25/2036		8,700	6,030
0.414% due 10/25/2036		8,700	6,444
0.434% due 11/25/2036		2,341	2,315
0.604% due 05/25/2035		801	797
0.624% due 11/25/2036		6,700	5,576
0.644% due 07/25/2035		825	795
0.664% due 07/25/2035		2,000	1,728
1.374% due 01/25/2035		2,690	2,249
1.599% due 10/25/2034		2,181	1,818
First NLC Trust
0.314% due 08/25/2037		4,363	2,529
0.454% due 08/25/2037		2,469	1,462
0.631% due 05/25/2035		2,015	1,709
Fraser Sullivan CLO Ltd.
0.531% due 03/15/2020		519	519
Fremont Home Loan Trust
0.234% due 01/25/2037		44	22
0.274% due 08/25/2036		499	206
0.304% due 11/25/2036		56,463	27,505
0.324% due 01/25/2037		19,361	10,018
0.334% due 08/25/2036		10,231	4,259
0.344% due 02/25/2037		73,051	41,270
0.414% due 02/25/2037		27,741	15,791
0.424% due 05/25/2036		15,201	9,015
0.444% due 04/25/2036		3,100	1,895
0.664% due 07/25/2035		1,500	1,330
1.104% due 07/25/2034		1,372	1,304
1.239% due 06/25/2035		6,100	5,275
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		12	7
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037		119	122
Grecale ABS SRL
0.488% due 04/28/2056	EUR	14,426	15,244
Greenpoint Manufactured Housing
7.270% due 06/15/2029		$431	435
8.300% due 10/15/2026		500	535
GSAA Home Equity Trust
0.294% due 04/25/2047		8,734	6,896
0.404% due 03/25/2036		10,165	9,279
0.471% due 03/25/2037		4,332	2,707
0.474% due 05/25/2047		680	480
0.544% due 06/25/2035		6,535	6,296

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.624% due 08/25/2037		$9,933	$8,825
4.872% due 06/25/2034		31	31
5.192% due 03/25/2036		15,228	10,669
GSAMP Trust
0.244% due 12/25/2036		308	169
0.264% due 01/25/2037		5,227	3,197
0.294% due 12/25/2036		9,066	5,035
0.334% due 05/25/2046		2,185	1,979
0.334% due 10/25/2046		1,535	1,507
0.354% due 11/25/2035		569	94
0.414% due 06/25/2036		7,583	4,783
0.414% due 08/25/2036		3,503	2,717
0.444% due 04/25/2036		5,500	3,546
0.544% due 03/25/2047		2,000	1,333
0.691% due 01/25/2045		1,988	1,889
1.179% due 06/25/2035		2,748	2,687
1.224% due 06/25/2034		917	885
1.424% due 03/25/2034		5,550	5,138
1.494% due 12/25/2034		2,021	1,459
1.824% due 10/25/2034		1,311	1,155
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023	EUR	7,189	7,655
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		$31,440	31,395
Home Equity Asset Trust
0.344% due 08/25/2036		3,213	3,163
0.771% due 11/25/2032		154	137
1.269% due 05/25/2035		3,300	2,706
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		145	63
5.318% due 12/25/2036		21,003	12,484
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		271	162
0.284% due 12/25/2036		767	365
0.344% due 12/25/2036		6,989	3,340
0.564% due 11/25/2035		5,339	3,857
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	3,112	3,317
IMC Home Equity Loan Trust
5.453% due 07/25/2026		$37	36
7.310% due 11/20/2028		30	30
7.520% due 08/20/2028		35	35
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.314% due 11/25/2036		3,433	2,706
0.334% due 11/25/2036		8,500	5,293
0.384% due 04/25/2037		6,447	4,364
0.414% due 11/25/2036		35,326	21,043
1.031% due 10/25/2033		1,000	944
IXIS Real Estate Capital Trust
0.514% due 02/25/2036		182	179
0.594% due 02/25/2036		9,828	8,681
JPMorgan Mortgage Acquisition Corp.
0.364% due 05/25/2035		2,100	2,069
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		407	400
0.251% due 08/25/2036		356	180
0.281% due 08/25/2036		64	37
0.324% due 08/25/2036		495	468
0.334% due 01/25/2036		3,900	3,564
0.334% due 07/25/2036 ^		9,152	4,336
0.334% due 05/25/2037		3,600	3,283
0.364% due 03/25/2047		25,812	13,448
0.414% due 08/25/2036		3,000	2,451
0.431% due 07/25/2036		8,800	6,339
0.434% due 03/25/2037		5,600	4,314
0.441% due 04/25/2036		6,700	5,820
6.337% due 08/25/2036 ^		3,392	2,382
Jubilee CDO BV
0.306% due 09/20/2022	EUR	4,908	5,237
0.345% due 07/30/2024		5,581	5,919
L.A. Arena Funding LLC
7.656% due 12/15/2026		$129	145
L2L Education Loan Trust
0.405% due 07/15/2025		454	454
LCM Ltd.
0.495% due 03/21/2019		3,392	3,390
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037		10,212	6,686
0.374% due 06/25/2037		5,513	3,657

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
0.344% due 10/25/2036		$14,321	$12,870
0.344% due 01/25/2037		10,815	9,380
5.420% due 11/25/2035 ^		1,208	1,229
Limerock CLO
0.466% due 04/24/2023		13,625	13,503
Long Beach Mortgage Loan Trust
0.554% due 08/25/2045		5,373	5,051
0.999% due 06/25/2035		1,333	1,324
1.224% due 06/25/2035		8,900	7,182
1.449% due 02/25/2035		4,500	3,531
Madison Park Funding Ltd.
1.507% due 04/22/2022		100,000	99,726
Magi Funding PLC
0.429% due 04/11/2021	EUR	13,259	14,233
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		$4,216	4,246
MASTR Asset-Backed Securities Trust
0.224% due 01/25/2037		143	64
0.324% due 08/25/2036		7,087	3,775
0.404% due 02/25/2036		4,056	4,035
0.414% due 03/25/2036		10,700	6,729
0.414% due 10/25/2036		5,034	3,171
0.674% due 10/25/2035 ^		14,501	10,972
5.471% due 11/25/2035		2,022	1,991
5.719% due 02/25/2036		4,675	4,624
MASTR Specialized Loan Trust
0.571% due 07/25/2034		113	113
0.924% due 11/25/2035		3,600	2,735
Merrill Lynch First Franklin Mortgage Loan Trust
0.344% due 04/25/2037		4,305	2,552
Merrill Lynch Mortgage Investors Trust
0.234% due 11/25/2037		2,501	1,218
0.244% due 04/25/2047		17,970	10,372
0.284% due 08/25/2037		14,994	8,882
0.294% due 02/25/2037		1,405	667
0.324% due 08/25/2037		62,791	37,440
0.324% due 11/25/2037		17,817	8,825
0.344% due 07/25/2037		7,577	4,012
0.414% due 08/25/2037		3,140	1,899
0.431% due 04/25/2037		4,000	2,075
0.434% due 03/25/2037		75,100	48,065
0.494% due 03/25/2037		5,424	3,508
0.624% due 02/25/2047		29,198	21,484
MESA Trust
0.974% due 12/25/2031		1,015	931
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		366	386
Mid-State Trust
7.340% due 07/01/2035		655	710
7.791% due 03/15/2038		2,706	2,810
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 07/25/2036		322	193
0.234% due 12/25/2036		4,218	2,461
0.234% due 05/25/2037		2,809	1,987
0.244% due 10/25/2036		2,400	1,499
0.264% due 01/25/2037		8,862	5,439
0.274% due 11/25/2036		2,437	1,553
0.284% due 03/25/2037		9,791	5,456
0.314% due 10/25/2036		42,229	26,660
0.314% due 11/25/2036		6,432	4,507
0.314% due 05/25/2037		8,297	5,986
0.324% due 06/25/2036		12,916	9,506
0.324% due 09/25/2036		22,363	12,791
0.324% due 10/25/2036		20,256	14,149
0.324% due 11/25/2036		26,962	17,300
0.324% due 12/25/2036		3,401	2,012
0.334% due 04/25/2036		3,308	3,252
0.334% due 09/25/2036		5,788	3,477
0.354% due 03/25/2037		6,636	3,735
0.374% due 02/25/2037		3,235	1,976
0.394% due 10/25/2036		3,620	2,313
0.404% due 09/25/2036		4,324	2,628
0.404% due 10/25/2036		2,435	1,719
0.404% due 02/25/2037		14,740	7,332
0.424% due 08/25/2036		24,651	15,480
0.424% due 05/25/2037		5,033	3,642
0.514% due 03/25/2037		4,866	2,802
0.534% due 02/25/2037		11,878	6,025
0.604% due 09/25/2035		3,000	2,621

18	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.634% due 06/25/2034	$43	$43
0.909% due 07/25/2035	4,000	3,218
0.974% due 07/25/2037	4,750	4,619
1.119% due 06/25/2034	3,156	2,984
1.174% due 03/25/2033	1,559	1,488
1.194% due 08/25/2034	298	282
1.224% due 04/25/2035	4,200	3,074
Morgan Stanley Dean Witter Capital, Inc. Trust
1.449% due 09/25/2032	2,825	2,791
1.524% due 02/25/2033	1,713	1,640
Morgan Stanley Home Equity Loan Trust
0.334% due 04/25/2036	3,310	2,497
0.404% due 04/25/2037	18,238	11,916
0.524% due 04/25/2037	11,193	7,422
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	8	4
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047	6	6
0.254% due 11/25/2036	5,104	2,483
0.294% due 04/25/2037	8,793	4,699
0.404% due 02/25/2037	945	557
0.534% due 04/25/2037	4,261	2,333
5.577% due 10/25/2046 ^	3,917	2,319
5.726% due 10/25/2036 ^	1,919	1,200
5.750% due 11/25/2036 ^	2,451	1,279
5.750% due 04/25/2037 ^	1,165	910
6.000% due 07/25/2047 ^	1,147	934
Motor PLC
0.654% due 08/25/2021	93,170	93,322
National Collegiate Student Loan Trust
0.434% due 02/26/2029	5,000	4,507
0.444% due 03/26/2029	23,500	21,419
Nationstar Home Equity Loan Trust
0.354% due 04/25/2037	3,668	3,527
Nelnet Student Loan Trust
1.186% due 10/25/2019	3,869	3,880
New Century Home Equity Loan Trust
0.849% due 03/25/2035	3,500	3,346
1.059% due 05/25/2034	2,250	2,133
3.174% due 01/25/2033	5,464	4,945
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	95	95
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036	28,816	11,771
0.574% due 02/25/2037	2,729	1,164
0.664% due 05/25/2035	4,944	4,620
6.032% due 10/25/2036	3,726	2,035
NovaStar Mortgage Funding Trust
0.274% due 01/25/2037	5,500	2,654
0.324% due 09/25/2036	24,012	14,214
0.324% due 03/25/2037	6,074	3,103
0.344% due 11/25/2036	13,319	6,298
0.354% due 03/25/2037	5,029	2,579
0.384% due 01/25/2037	24,742	12,171
0.424% due 10/25/2036	7,849	3,932
0.474% due 06/25/2036	4,064	2,709
0.884% due 12/25/2033	913	877
0.999% due 06/25/2034	100	96
2.049% due 03/25/2035	9,200	8,167
NYLIM Flatiron CLO Ltd.
0.476% due 08/08/2020	4,838	4,811
OneMain Financial Issuance Trust
2.430% due 06/18/2024	37,100	37,204
Option One Mortgage Loan Trust
0.314% due 01/25/2037	33,879	20,717
0.344% due 05/25/2037	5,033	2,988
0.354% due 04/25/2037	9,510	5,735
0.394% due 01/25/2037	13,974	8,639
0.414% due 04/25/2037	4,626	2,744
0.424% due 03/25/2037	2,105	1,225
0.424% due 07/25/2037	4,806	3,010
0.504% due 04/25/2037	3,653	2,232
0.534% due 01/25/2036	6,600	4,486
0.684% due 08/25/2035	4,500	3,462
Option One Mortgage Loan Trust Asset-Backed Certificates
0.634% due 11/25/2035	8,500	6,322
Palisades CDO Ltd.
0.617% due 07/22/2039	12,195	12,087
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035	21,812	22,186

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Park Place Securities, Inc.
0.434% due 09/25/2035		$49	$49
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.974% due 12/25/2034		7,369	6,239
Penta CLO S.A.
0.398% due 06/04/2024	EUR	42,470	45,242
People’s Choice Home Loan Securities Trust
0.891% due 05/25/2035 ^		$3,100	2,848
1.116% due 05/25/2035 ^		7,000	5,172
1.521% due 01/25/2035		6,500	5,535
People’s Financial Realty Mortgage Securities Trust
0.314% due 09/25/2036		24,741	10,247
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^		4,077	3,981
0.384% due 01/25/2037		7,000	5,797
0.804% due 06/25/2035		3,676	3,188
Primus CLO Ltd.
0.486% due 07/15/2021		142,548	140,318
RAAC Trust
0.444% due 05/25/2036		1,949	1,770
0.474% due 06/25/2044		4,748	4,116
0.514% due 02/25/2036		3,600	3,229
0.524% due 11/25/2046		15,950	13,896
0.574% due 06/25/2047		4,859	4,549
1.674% due 09/25/2047		10,900	8,916
Race Point CLO Ltd.
0.513% due 04/15/2020		14,772	14,759
Renaissance Home Equity Loan Trust
0.534% due 11/25/2034		395	339
0.874% due 08/25/2032		104	96
1.051% due 08/25/2033		90	85
5.565% due 02/25/2036		9	8
Residential Asset Mortgage Products Trust
0.344% due 05/25/2036		642	637
0.394% due 10/25/2034		2,654	2,408
0.404% due 01/25/2036		1,843	1,780
0.464% due 02/25/2036		4,650	4,030
0.474% due 05/25/2036 ^		5,549	4,232
2.094% due 11/25/2034		6,880	6,144
2.721% due 12/25/2034		2,000	1,683
5.072% due 04/25/2034		585	601
Residential Asset Securities Corp. Trust
0.304% due 11/25/2036		17,581	14,556
0.324% due 08/25/2036		2,352	2,183
0.324% due 09/25/2036		2,721	2,657
0.334% due 06/25/2036		1,877	1,806
0.344% due 11/25/2036		6,960	6,135
0.354% due 04/25/2036		4,271	4,014
0.374% due 02/25/2036		1,174	1,161
0.414% due 10/25/2036		3,000	2,350
0.444% due 07/25/2036		12,000	6,289
0.444% due 05/25/2037		4,300	3,890
0.454% due 04/25/2036		4,200	3,496
0.464% due 03/25/2036		2,851	2,819
0.584% due 01/25/2036		3,160	2,775
0.614% due 11/25/2035		6,840	6,099
0.674% due 07/25/2032 ^		4	3
0.754% due 06/25/2033		1,993	1,709
0.764% due 09/25/2035		5,000	4,478
0.996% due 07/25/2034		1,650	1,480
1.269% due 03/25/2035		3,424	2,870
Residential Mortgage Loan Trust
1.671% due 09/25/2029		12	11
RMF Euro CDO PLC
0.345% due 09/11/2022	EUR	3,987	4,267
SACO, Inc.
0.594% due 03/25/2036 ^		$76	107
0.671% due 12/25/2035		72	69
Salomon Brothers Mortgage Securities, Inc.
0.734% due 09/25/2028		563	532
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		310	115
0.264% due 07/25/2036		4,901	2,450
0.304% due 05/25/2037 ^		1,008	711
0.334% due 07/25/2036		3,594	1,820
0.414% due 07/25/2036		4,621	2,369
0.424% due 03/25/2036		15,310	8,839
0.424% due 05/25/2036		8,200	4,788
0.444% due 03/25/2036		6,907	5,706
0.879% due 04/25/2035		171	169
1.134% due 01/25/2036 ^		7,927	6,629

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SG Mortgage Securities Trust
0.324% due 10/25/2036		$20,988	$10,873
SLC Student Loan Trust
1.171% due 06/15/2021		4,300	4,333
SLM Private Credit Student Loan Trust
0.511% due 12/16/2041		12,000	10,607
SLM Private Education Loan Trust
1.575% due 12/15/2023		8,092	8,125
2.425% due 06/16/2042		18,000	19,060
2.825% due 12/16/2019		19,942	20,162
3.200% due 05/16/2044		3,266	3,377
3.425% due 05/16/2044		35,792	37,927
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	98	104
0.297% due 06/17/2024		20,684	21,846
0.346% due 10/25/2022		$304	304
0.386% due 01/25/2019		1,867	1,866
0.426% due 04/27/2020		4,706	4,701
0.586% due 01/25/2022		12,000	11,893
0.756% due 10/25/2017		16,534	16,547
0.806% due 10/25/2017		25	25
0.906% due 04/25/2019		700	704
1.156% due 07/25/2023		700	713
1.471% due 12/15/2033		23,448	23,620
1.556% due 01/25/2018		785	788
1.756% due 04/25/2023		56,496	57,986
1.956% due 07/25/2023		3,075	3,204
Soundview Home Loan Trust
0.284% due 01/25/2037		61	42
0.334% due 11/25/2036		12,721	10,855
0.334% due 01/25/2037		5,909	4,105
0.354% due 02/25/2037		10,773	4,895
0.354% due 08/25/2037		4,000	2,894
0.384% due 06/25/2037		26,334	16,160
0.414% due 07/25/2036		13,400	8,485
0.424% due 08/25/2037		3,828	2,676
0.434% due 02/25/2037		13,900	6,405
0.454% due 05/25/2036		5,000	3,994
0.474% due 11/25/2035		3	3
0.999% due 06/25/2035		5,205	4,692
South Carolina Student Loan Corp.
1.012% due 03/02/2020		688	691
1.262% due 09/03/2024		600	606
Specialty Underwriting & Residential Finance Trust
0.274% due 11/25/2037		1,043	692
0.471% due 12/25/2036		9,396	7,493
0.524% due 09/25/2036		3,459	3,399
0.524% due 03/25/2037		5,327	2,947
0.674% due 06/25/2036		1,795	1,715
0.854% due 01/25/2034		23	20
1.149% due 12/25/2035		5,290	4,719
5.019% due 02/25/2037 ^		8,679	4,287
Stone Tower CLO Ltd.
0.487% due 04/17/2021		3,585	3,541
Structured Asset Investment Loan Trust
0.324% due 06/25/2036		3,493	3,002
0.474% due 01/25/2036		6,526	5,050
0.874% due 04/25/2033		1,833	1,783
1.074% due 05/25/2035		9,400	7,867
1.104% due 09/25/2034		647	578
1.149% due 01/25/2035		10,188	7,112
1.174% due 09/25/2034		428	415
1.299% due 01/25/2035		3,957	856
1.374% due 01/25/2033		213	210
1.554% due 04/25/2033		1,072	940
1.749% due 01/25/2035		4,313	423
1.899% due 01/25/2035 ^		5,446	190
Structured Asset Securities Corp.
5.180% due 10/25/2034		1,813	1,890
Structured Asset Securities Corp. Mortgage Loan Trust
0.274% due 01/25/2037		946	945
0.284% due 01/25/2037		2,348	2,322
0.334% due 03/25/2036		197	190
0.354% due 01/25/2037		3,867	1,969
0.424% due 09/25/2036		4,500	3,594
0.474% due 06/25/2035		3,230	2,852
0.544% due 04/25/2036		6,436	5,548
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.410% due 06/25/2033		56	56
Symphony CLO Ltd.
0.497% due 05/15/2019		68,252	67,841

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Triaxx Prime CDO Ltd.
0.436% due 10/02/2039		$128,163	$107,279
Wachovia Loan Trust
0.534% due 05/25/2035		1,200	1,170
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		2,212	1,151
Wood Street CLO BV
0.339% due 03/29/2021	EUR	9,917	10,575

Total Asset-Backed Securities (Cost $3,215,804)			3,445,231

SOVEREIGN ISSUES 10.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		6,010	4,750
Autonomous Community of Catalonia
3.875% due 04/07/2015		35,750	38,482
3.875% due 09/15/2015		6,585	7,187
4.300% due 11/15/2016		4,750	5,391
4.750% due 06/04/2018		40,886	48,736
4.900% due 09/15/2021		3,200	4,036
4.950% due 02/11/2020		4,950	6,112
Autonomous Community of Valencia
3.250% due 07/06/2015		3,413	3,707
4.000% due 11/02/2016		5,900	6,717
4.375% due 07/16/2015		64,317	70,281
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	77,381
4.125% due 09/15/2017	EUR	37,800	41,732
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	6,833,261	2,078,255
0.000% due 10/01/2015		9,251,960	2,722,011
0.000% due 01/01/2016		4,577,952	1,304,040
0.000% due 04/01/2016		718,000	198,248
0.000% due 01/01/2017		803,700	201,961
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		658,849	196,735
Canada Housing Trust
2.400% due 12/15/2022	CAD	700	588
China Development Bank Corp.
5.800% due 01/03/2016	CNY	5,445	900
China Government International Bond
3.320% due 06/12/2015		25,250	4,073
France Government Bond
0.500% due 05/25/2025	EUR	308,100	332,144
3.250% due 05/25/2045		30,000	50,033
Korea Development Bank
3.250% due 03/09/2016		$9,800	10,002
3.250% due 09/20/2016		21,600	22,253
4.000% due 09/09/2016		20,000	20,836
Korea Housing Finance Corp.
4.125% due 12/15/2015		96,300	98,486
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	908,570	65,468
4.000% due 11/08/2046 (e)		4,051,122	296,018
7.750% due 05/29/2031		491,700	36,713
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,223	1,155
New Zealand Government Bond
2.000% due 09/20/2025	NZD	25,793	19,795
Province of Ontario
1.650% due 09/27/2019		$85,700	86,133
3.000% due 07/16/2018		17,500	18,480
3.150% due 06/02/2022	CAD	105,550	91,554
4.000% due 10/07/2019		$23,855	26,384
4.000% due 06/02/2021	CAD	543,800	492,942
4.200% due 06/02/2020		294,000	266,083
4.400% due 06/02/2019		31,175	27,938
4.400% due 04/14/2020		$18,900	21,396
5.500% due 06/02/2018	CAD	20,700	18,665
Province of Quebec
2.750% due 08/25/2021		$81,800	85,542
3.500% due 07/29/2020		11,900	12,944
3.500% due 12/01/2022	CAD	68,053	60,351
4.250% due 12/01/2021		372,700	343,799
4.500% due 12/01/2020		773,800	714,696
4.625% due 05/14/2018		$1,000	1,103
Republic of Germany
0.750% due 04/15/2018 (e)	EUR	3,237	3,674
2.500% due 07/04/2044		26,400	43,019
2.500% due 08/15/2046		153,800	254,348
3.250% due 07/04/2042		33,400	60,184
4.250% due 07/04/2039		460,800	910,768
4.750% due 07/04/2040		47,500	101,403

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	6,830,000	$37,928
4.500% due 07/03/2017		5,920,000	33,049
5.000% due 08/22/2016		6,000,000	34,658
5.250% due 02/01/2016		1,078,800	6,249
Slovenia Government International Bond
2.250% due 03/25/2022	EUR	8,300	9,753
4.125% due 02/18/2019		$400	424
4.625% due 09/09/2024	EUR	200	282
4.700% due 11/01/2016		400	462
5.250% due 02/18/2024		$15,200	17,522
5.500% due 10/26/2022		62,600	72,384
5.850% due 05/10/2023		16,400	19,475
Xunta de Galicia
5.763% due 04/03/2017	EUR	20,443	24,389
6.131% due 04/03/2018		21,720	27,506
6.964% due 12/28/2017		10,400	13,213

Total Sovereign Issues (Cost $13,740,436)			11,912,926

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% (f)		182,618	222,840

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $212,129)			222,840

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	4,111
GMAC Capital Trust
8.125% due 02/15/2040		384,549	10,094
Navient Corp. CPI Linked Security
2.756% due 03/15/2017		4,700	116

Total Preferred Securities (Cost $14,433)			14,321

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 1.4%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$194,750	194,624
1.078% due 05/16/2016		155,000	154,351
1.081% due 05/16/2016		500	498
Banco do Brasil S.A.
1.211% due 06/29/2015		160,000	160,021
Intesa Sanpaolo SpA
1.632% due 04/11/2016		11,200	11,238
1.650% due 04/07/2015		249,600	249,592
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		339,000	338,978
1.190% due 06/26/2015		223,000	222,988
Sumitomo Mitsui Banking Corp.
0.609% due 05/02/2017		315,300	315,322

			1,647,612

COMMERCIAL PAPER 0.1%
Tesco Treasury Services PLC
1.024% due 08/18/2015		107,500	106,378

REPURCHASE AGREEMENTS (h) 0.0%			55,700

SHORT-TERM NOTES 0.2%
JPMorgan Chase Bank N.A.
1.545% due 07/02/2015		143,275	141,484
1.615% due 07/02/2015		80,754	80,415

			221,899

JAPAN TREASURY BILLS 2.0%
0.004% due 06/22/2015 - 06/29/2015 (d)	JPY	280,600,000	2,339,577

MEXICO TREASURY BILLS 0.0%
3.052% due 05/28/2015	MXN	616,400	40,221

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 0.1%
0.018% due 04/16/2015 - 06/25/2015 (d)(i)(k)(m)	$122,815	$122,812

Total Short-Term Instruments (Cost $4,540,707)		4,534,199

Total Investments in Securities (Cost $128,188,568)		130,110,170

	SHARES
INVESTMENTS IN AFFILIATES 9.4%
SHORT-TERM INSTRUMENTS 9.4%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%
PIMCO Short-Term Floating NAV Portfolio	37,720,686	376,943
PIMCO Short-Term Floating NAV Portfolio III	1,070,890,185	10,620,018

Total Short-Term Instruments (Cost $10,995,794)		10,996,961

Total Investments in Affiliates (Cost $10,995,794)		10,996,961

Total Investments 120.8% (Cost $139,184,362)		$141,107,131
Financial Derivative Instruments (j)(l) 3.7% (Cost or Premiums, net $(157,827))		4,329,484
Other Assets and Liabilities, net (24.5%)		(28,587,866)

Net Assets 100.0%		$116,848,749

20	See Accompanying Notes

March 31, 2015

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$270,650	0.23%
Intercapital PLC	2.183%	06/28/2015	08/19/2014	6,000	5,998	0.01%
Navient Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,078	2,095	0.00%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	16,134	0.01%

				$297,378	$294,877	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.300%	03/31/2015	04/01/2015	$45,700	Fannie Mae 3.500% due 01/01/2045	$(4,049)	$45,700	$45,700
					U.S. Treasury Notes 2.625% due 11/15/2020	(42,690)
SSB	0.000%	03/31/2015	04/01/2015	10,000	Freddie Mac 2.080% due 10/17/2022	(10,202)	10,000	10,000

Total Repurchase Agreements						$(56,941)	$55,700	$55,700

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.250%)	02/27/2015	02/26/2017		$(12,383)	$(12,380)
BRC	(2.000%)	01/30/2015	01/28/2017		(6,276)	(6,255)
	(2.000%)	03/02/2015	02/27/2017		(852)	(851)
	(1.000%)	01/20/2015	01/15/2017		(8,457)	(8,440)
CFR	(0.650%)	02/16/2015	02/13/2017	EUR	(3,717)	(3,993)
DEU	(0.500%)	03/13/2015	03/12/2017		$(2,965)	(2,964)
JML	(0.100%)	02/23/2015	02/19/2017		(7,605)	(7,604)

Total Reverse Repurchase Agreements						$(42,487)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(1.750%)	03/31/2015	04/01/2015		$(86,968)	$(86,964)
GSC	1.100%	03/31/2015	04/01/2015		(43,326)	(43,328)

Total Sale-Buyback Transactions						$(130,292)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,945,982 at a weighted average interest rate of (0.062%).

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2030	$37,000	$(39,059)	$(39,073)
Ginnie Mae	6.000%	04/01/2045	900	(1,020)	(1,024)

Total Short Sales				$(40,079)	$(40,097)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $179,295 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(12,380)	$0	$(12,380)	$12,173	$(207)
BPG	45,700	0	0	45,700	(46,739)	(1,039)
BRC	0	(15,546)	0	(15,546)	16,633	1,087
CFR	0	(3,993)	0	(3,993)	4,865	872
DEU	0	(2,964)	0	(2,964)	3,072	108
JML	0	(7,604)	0	(7,604)	8,067	463
SSB	10,000	0	0	10,000	(10,202)	(202)
Master Securities Forward Transaction Agreement
BCY	0	0	(86,964)	(86,964)	86,853	(111)
GSC	0	0	(43,328)	(43,328)	43,171	(157)

Total Borrowings and Other Financing Transactions	$55,700	$(42,487)	$(130,292)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	99,488	$(42,910)	$0	$(3,731)
90-Day Eurodollar December Futures	Short	12/2016	1,054	(660)	0	(119)
90-Day Eurodollar June Futures	Short	06/2015	30,223	(1,873)	0	(378)
90-Day Eurodollar June Futures	Short	06/2016	9,304	(1,567)	0	(814)
90-Day Eurodollar March Futures	Short	03/2016	63,887	(25,035)	0	(3,994)
90-Day Eurodollar September Futures	Short	09/2015	65,938	(23,022)	0	(1,648)
90-Day Eurodollar September Futures	Short	09/2016	35,246	(8,225)	0	(3,525)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	50	565	(565)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	112	19	(19)
Canada Government 10-Year Bond June Futures	Short	06/2015	12,653	(7,229)	999	(1,099)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	31,502	46,966	9,212	(1,974)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	1,777	565	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	150	47	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	31,819	40,297	6,463	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	153,918	166,833	45,644	(12)
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	7,567	15,933	3,074	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	26,058	(13,439)	1,449	(483)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	61,434	(23,770)	2,278	(1,139)
United Kingdom Long Gilt June Futures	Short	06/2015	5,000	(15,438)	2,299	(148)

Total Futures Contracts				$108,950	$72,614	$(19,648)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

							Variation Margin
Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.123%	$30,000	$70	$(78)	$0	$0
Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.124%	60,000	410	(142)	0	0

					$480	$(220)	$0	$0

22	See Accompanying Notes

March 31, 2015

Credit Default Swaps on Credit Indices - Buy Protection (1)

								Variation Margin
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	662,250	$(16,176)	$(36)	$25	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR	0.665%	04/17/2016		$16,684,200	$(29,899)	$(31,503)	$0	$(1,343)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016		7,549,000	(12,523)	(4,293)	0	(1,049)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016		8,728,400	(19,464)	(17,980)	0	(2,098)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		16,686,600	(55,991)	(104,910)	0	(8,103)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017		553,500	(3,439)	(926)	0	(327)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017		2,324,100	(18,317)	(11,159)	0	(1,641)
Receive	3-Month USD-LIBOR	1.680%	10/16/2019		500,000	(8,623)	(7,648)	0	(817)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		658,100	(10,316)	(9,658)	0	(1,057)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		2,591,300	(52,691)	(48,082)	0	(4,323)
Receive	3-Month USD-LIBOR	2.550%	10/16/2024		1,500,000	(89,395)	(83,695)	0	(3,014)
Receive	3-Month USD-LIBOR	2.500%	10/16/2024		4,000,000	(219,705)	(210,930)	0	(8,016)
Receive	3-Month USD-LIBOR	2.550%	10/29/2024		400,000	(23,568)	(15,689)	0	(827)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,312,700	(1,300,301)	(245,543)	0	(5,042)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		5,727,700	(485,371)	(953,822)	0	(5,356)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,111,500	(778,825)	(952,620)	0	(3,670)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		113,900	(11,047)	(16,360)	0	(113)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022		1,754,800	(16,053)	(4,342)	0	(3,590)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	287,900	(12,269)	(11,694)	0	(938)
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025		262,000	4,295	4,671	937	0
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	100,000	(1,615)	(592)	0	(1)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		917,900	(9,663)	(9,663)	0	(9)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		1,589,300	(15,769)	(1,052)	0	(15)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		2,581,300	(36,684)	(7,547)	163	0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		459,900	(10,816)	(10,816)	31	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		760,000	(8,676)	(6,941)	74	0
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	25,094,000	(386)	(386)	0	(49)
Receive	28-Day MXN-TIIE	3.540%	08/31/2015		18,363,000	(486)	(1)	0	(113)
Receive	28-Day MXN-TIIE	3.615%	12/18/2015		14,500,000	129	129	110	0
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		8,675,000	121	121	66	0
Pay	28-Day MXN-TIIE	3.960%	05/16/2016		6,039,400	12	12	26	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		7,066,979	10,581	(4,104)	111	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		13,260,000	(2,429)	(50)	327	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,986,900	1,783	(576)	70	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		17,159,500	29,275	(8,744)	607	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		9,643,000	16,702	(2,883)	811	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		5,238,000	5,811	2,967	531	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		1,288,800	(545)	(1,381)	172	0
Pay	28-Day MXN-TIIE	6.330%	11/08/2019		1,870,800	327	96	190	0
Pay	28-Day MXN-TIIE	6.350%	11/08/2019		1,776,100	351	(884)	181	0
Pay	28-Day MXN-TIIE	6.320%	11/12/2019		1,430,100	226	242	146	0
Pay	28-Day MXN-TIIE	5.750%	06/08/2020		1,286,000	1,629	(1,865)	214	0
Pay	28-Day MXN-TIIE	6.240%	02/01/2021		2,310,000	6,145	(1,378)	392	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	2,223	(1,068)	126	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		1,200,000	4,778	(1,837)	198	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		6,244,500	503	4,810	982	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		7,952,000	7,033	(12,369)	1,216	0
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		1,446,500	2,317	2,317	222	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		1,115,300	1,206	1,206	170	0
Pay	28-Day MXN-TIIE	5.877%	09/23/2021		2,262,900	2,187	2,187	344	0
Pay	28-Day MXN-TIIE	5.765%	09/30/2021		3,300,000	1,643	1,643	498	0
Pay	28-Day MXN-TIIE	5.770%	09/30/2021		349,900	181	181	53	0
Pay	28-Day MXN-TIIE	5.570%	10/08/2021		3,082,600	(544)	(544)	461	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		1,357,200	(41)	(41)	203	0

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	28-Day MXN-TIIE	5.430%	11/17/2021	$17,501,400	$(14,909)	$(13,879)	$2,540	$0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021	999,500	1,052	1,052	146	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021	3,082,200	1,694	(1,225)	447	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021	234,100	163	(480)	34	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022	2,128,100	(2,473)	(4,207)	299	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	5,284,600	(6,372)	5,780	643	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	156,000	(23)	(96)	19	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	1,564,000	1,434	135	195	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023	876,900	(492)	(1,466)	95	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023	8,600,000	37,399	(3,647)	950	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024	3,270,000	5,731	5,649	344	0
Pay	28-Day MXN-TIIE	6.320%	05/02/2024	2,110,000	3,840	(1,464)	222	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024	101,000	(4)	113	10	0
Pay	28-Day MXN-TIIE	7.270%	04/10/2029	1,400,000	9,567	2,006	306	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029	514,700	2,176	1,747	118	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029	1,248,700	3,407	1,955	276	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029	787,700	2,913	2,913	178	0
Pay	28-Day MXN-TIIE	6.860%	11/27/2029	1,229,800	4,721	4,721	278	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029	2,513,400	6,933	6,933	564	0

					$(3,079,236)	$(2,778,454)	$17,296	$(51,511)

Total Swap Agreements					$(3,094,932)	$(2,778,710)	$17,321	$(51,511)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $2,739,319 and cash of $197,135 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$72,614	$17,321	$89,935	$0	$(19,648)	$(51,511)	$(71,159)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2015	AUD	38,260	$	30,052	$911	$0
	04/2015	BRL	294,809		95,923	3,551	0
	04/2015	CAD	16,773		13,213	0	(30)
	04/2015	GBP	55,626		82,066	0	(450)
	04/2015	ILS	2,538,380		642,297	4,401	(3)
	04/2015	JPY	2,857,313		23,904	81	0
	04/2015	MXN	838,103		59,848	4,903	0
	04/2015	$	218,330	AUD	286,273	0	(290)
	04/2015		91,898	BRL	294,809	474	0
	04/2015		9,324	CAD	11,581	0	(181)
	04/2015		303	EUR	271	0	(12)
	04/2015		27,294	GBP	17,772	0	(931)
	04/2015		148	ILS	585	0	(1)
	04/2015		23,924	JPY	2,857,313	0	(101)
	05/2015	CAD	359,764	$	327,758	43,830	0
	05/2015	EUR	304,941		328,938	846	0
	05/2015	MXN	8,032,919		564,304	39,278	(115)
	05/2015	$	21,693	AUD	27,619	0	(698)
	05/2015		23,914	JPY	2,857,313	0	(79)
	05/2015		34,920	MXN	512,524	0	(1,385)
	06/2015	EUR	750,000	$	1,026,173	218,923	0
	06/2015	ILS	908,282		230,222	1,984	(40)
	06/2015	JPY	106,620,000		888,978	0	(1,095)
	06/2015	MXN	6,202,791		408,172	3,262	0
	06/2015	$	377,217	EUR	285,641	0	(69,772)
	08/2015	EUR	96,600	$	129,190	25,126	0
	08/2015	JPY	20,610,832		203,100	30,922	0
	06/2016	EUR	1,795,000		2,458,723	508,422	0
	06/2016	$	140,340	EUR	103,913	0	(27,450)
	09/2016	EUR	500,000	$	655,000	109,766	0
BPS	04/2015	BRL	2,307,616		865,195	142,541	(385)
	04/2015	CAD	829,647		663,803	8,763	0
	04/2015	DKK	183,832		32,892	6,437	0
	04/2015	ILS	151		38	0	0
	04/2015	MXN	7,762,852		574,870	65,947	0
	04/2015	NZD	26,073		19,580	88	0
	04/2015	$	184,176	AUD	237,648	286	(3,458)
	04/2015		757,785	BRL	2,307,616	1,084	(35,830)
	04/2015		127,633	ILS	506,071	0	(457)
	04/2015		754,351	MXN	11,125,133	0	(25,004)

24	See Accompanying Notes

March 31, 2015

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2015	AUD	118,032	$	93,170	$3,446	$0
	05/2015	BRL	239,301		74,027	74	(410)
	05/2015	MXN	7,012,583		482,778	24,044	(1)
	05/2015	$	5,357	EUR	4,937	0	(45)
	05/2015		747,494	MXN	11,234,990	361	(12,757)
	06/2015	EUR	125,000	$	169,524	34,982	0
	06/2015	ILS	506,071		127,659	469	0
	06/2015	JPY	95,470,000		794,524	0	(2,494)
	06/2015	$	596,026	EUR	444,554	0	(117,538)
	07/2015	BRL	665,910	$	265,623	62,590	0
	07/2015	DKK	316,910		46,070	330	0
	10/2015	BRL	1,296,600		427,281	43,217	0
	01/2016		232,344		80,299	13,208	0
	04/2016		368,000		102,937	0	(972)
	01/2018		14,509		4,243	705	0
BRC	04/2015	$	46,718	INR	2,932,702	345	0
	05/2015		11,068	MXN	162,424	0	(440)
	06/2015	ILS	304,639	$	75,979	0	(585)
	06/2015	JPY	23,540,000		196,052	0	(468)
	06/2015	MXN	4,995,627		318,183	0	(7,926)
	06/2015	$	808,562	EUR	603,446	0	(159,054)
	07/2015		177,885	BRL	500,000	0	(25,437)
	10/2015	BRL	78,900	$	27,929	4,558	0
	06/2016	EUR	540,000		741,254	154,267	0
CBK	04/2015	BRL	2,797,784		862,728	0	(13,444)
	04/2015	$	146,121	AUD	189,576	0	(1,730)
	04/2015		486,789	BRL	1,334,532	0	(68,644)
	04/2015		1,617	CAD	2,024	0	(19)
	04/2015		4	DKK	24	0	0
	04/2015		24,313	GBP	15,812	0	(857)
	04/2015		547,293	ILS	2,176,222	176	(580)
	04/2015		119,696	MXN	1,764,399	0	(4,213)
	04/2015		19,943	NZD	26,073	0	(450)
	05/2015	EUR	1,455,502	$	1,562,054	6,045	(9,992)
	05/2015	MXN	2,959,761		191,172	628	(3,111)
	05/2015	NZD	26,073		19,877	450	0
	05/2015	$	443,195	BRL	1,463,253	11,512	0
	05/2015		11,387	CAD	14,219	0	(165)
	05/2015		460,306	EUR	428,388	615	(11)
	05/2015		275,116	GBP	185,330	0	(259)
	05/2015		1,247,148	MXN	18,434,194	378	(42,169)
	06/2015	EUR	500,000	$	683,670	145,504	0
	06/2015	ILS	2,144,443		539,537	576	0
	06/2015	MXN	7,768,030		498,913	0	(8,175)
	06/2015	$	6,620	EUR	5,004	0	(1,234)
	06/2015		65,054	INR	4,106,510	0	(4)
	07/2015	BRL	874,601	$	337,826	71,163	0
	08/2015	$	1,902	DKK	12,350	0	(117)
	10/2015	BRL	33,000	$	11,661	1,886	0
	06/2016	$	337,675	EUR	250,000	0	(66,078)
DUB	04/2015	BRL	3,065,900	$	989,792	39,510	(9,922)
	04/2015	CAD	23,451		18,562	47	0
	04/2015	ILS	2,234,838		566,382	4,763	0
	04/2015	MXN	3,218,199		215,987	5,307	0
	04/2015	$	706,985	BRL	2,143,090	1,812	(37,309)
	04/2015		1,360,216	GBP	915,286	0	(2,481)
	04/2015		369,711	ILS	1,471,052	111	(144)
	05/2015	GBP	915,286	$	1,359,920	2,488	0
	05/2015	MXN	2,221,310		160,904	15,785	0
	05/2015	$	277,328	BRL	922,810	9,436	0
	05/2015		549,561	MXN	8,119,576	0	(18,698)
	06/2015	ILS	1,471,052	$	369,763	142	(97)
	06/2015	$	571,662	EUR	439,479	0	(98,636)
	06/2015		388,507	JPY	46,529,100	0	(244)
	07/2015	BRL	572,727	$	234,051	59,429	0
	08/2015	EUR	536,500		718,606	140,655	0
	10/2015	BRL	570,877		186,714	17,615	0
	01/2016		676,056		228,354	33,139	0
	02/2016	EUR	450,000		605,520	118,912	0
	06/2016		1,250,000		1,709,019	351,034	0
	06/2016	$	2,636	EUR	1,950	0	(517)
	09/2016	EUR	500,000	$	656,880	111,646	0
FBF	04/2015	BRL	2,921,539		993,256	80,996	(3,138)
	04/2015	$	1,394,416	BRL	4,384,792	1,444	(22,436)
	04/2015		952,435	CAD	1,192,782	0	(10,686)
	04/2015		515,017	GBP	346,154	0	(1,533)
	05/2015	BRL	1,588,724	$	495,918	2,221	0
	05/2015	CAD	1,192,782		952,012	10,673	0
	05/2015	GBP	346,154		514,908	1,538	0
	05/2015	MXN	4,132,852		300,294	30,121	0
	05/2015	$	49,073	BRL	158,655	238	(9)
	05/2015		213,751	MXN	3,237,322	0	(1,935)
	06/2015	EUR	500,000	$	682,925	144,759	0
	06/2015	JPY	54,970,000		457,964	0	(920)
	06/2015	MXN	2,997,955		192,312	0	(3,391)
	06/2015	$	574,559	EUR	428,617	0	(113,225)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	07/2015	BRL	2,912,957	$	1,172,426	$284,275	$0
	04/2016		350,000		97,357	0	(1,469)
	06/2016	EUR	500,000		685,010	141,816	0
GLM	04/2015	BRL	3,432,925		1,383,078	307,448	0
	04/2015	EUR	23,050		24,430	0	(359)
	04/2015	ILS	1,786,699		450,732	1,732	0
	04/2015	INR	257,340		4,109	0	(21)
	04/2015	$	3,411	AUD	4,375	0	(78)
	04/2015		1,368,174	BRL	4,355,735	3,039	(6,868)
	04/2015		848,856	CAD	1,062,343	0	(10,093)
	04/2015		122,031	GBP	80,038	0	(3,303)
	04/2015		258,290	ILS	1,027,764	70	(81)
	04/2015		292,506	MXN	4,381,447	0	(5,264)
	05/2015	BRL	1,900,878	$	590,041	0	(658)
	05/2015	CAD	1,062,343		848,469	10,072	0
	05/2015	CHF	22,405		24,313	1,220	0
	05/2015	EUR	308,871		339,782	7,462	0
	05/2015	ILS	1,000,000		251,370	70	0
	05/2015	MXN	4,381,447		291,882	5,207	0
	05/2015	$	4,527	CHF	4,285	0	(111)
	05/2015		4,435	EUR	4,207	91	0
	05/2015		4,083	INR	257,340	20	0
	05/2015		112,835	MXN	1,680,298	0	(2,894)
	06/2015	JPY	676,926,983	$	5,591,571	0	(57,060)
	06/2015	$	585,457	EUR	439,427	0	(112,487)
	07/2015	BRL	1,127,742	$	450,532	106,687	0
	10/2015		884,000		304,146	42,298	0
HUS	04/2015		2,202,481		768,819	78,722	0
	04/2015	CAD	23,020		18,150	0	(25)
	04/2015	DKK	133,079		23,812	4,660	0
	04/2015	ILS	1,000,892		253,467	1,941	0
	04/2015	$	750,073	BRL	2,202,481	1,932	(61,907)
	04/2015		303	EUR	271	0	(12)
	04/2015		21,983	HKD	170,419	0	(2)
	04/2015		19,349	MXN	285,222	0	(681)
	05/2015	BRL	74,594	$	23,173	0	(7)
	05/2015	EUR	271		303	12	0
	05/2015	MXN	745,484		49,688	911	0
	05/2015	$	48,300	BRL	155,454	7	0
	05/2015		649,681	MXN	9,743,508	799	(13,047)
	06/2015	MXN	3,858,601	$	250,088	0	(1,797)
	06/2015	$	230,541	INR	14,634,762	1,281	0
	07/2015	BRL	123,565	$	50,089	12,415	0
	08/2015	JPY	4,703,399		46,126	6,835	0
	01/2016	BRL	1,000,000		348,311	59,554	0
JPM	04/2015		3,468,689		1,251,383	164,548	0
	04/2015	CAD	432,265		345,654	4,363	0
	04/2015	ILS	1,129,548		285,198	1,375	(35)
	04/2015	INR	34,881,233		547,586	0	(12,171)
	04/2015	MXN	4,651,766		322,497	18,659	(729)
	04/2015	$	1,254,248	BRL	3,468,689	171	(167,584)
	04/2015		11,182	CAD	14,045	0	(93)
	04/2015		18,512	GBP	12,053	0	(632)
	05/2015	EUR	591,376	$	630,566	0	(5,706)
	05/2015	MXN	2,500,000		182,129	18,653	0
	05/2015	$	80,573	MXN	1,183,286	0	(3,152)
	06/2015	EUR	1,000,000	$	1,363,430	287,097	0
	06/2015	$	639,838	EUR	478,199	0	(125,138)
	10/2015	BRL	3,031,761	$	1,081,663	183,629	0
	01/2016		1,290,752		438,012	65,299	0
	01/2018	$	4,215	BRL	14,509	0	(676)
MSB	04/2015	BRL	2,721,365	$	896,243	52,364	(8,799)
	04/2015	MXN	4,297,489		283,431	2,638	(831)
	04/2015	$	959,478	BRL	2,721,365	228	(107,028)
	04/2015		6,333	MXN	95,592	0	(66)
	05/2015	MXN	5,368,930	$	380,576	29,712	0
	05/2015	$	603,378	MXN	8,980,225	0	(16,194)
	06/2015		430,698	JPY	51,795,600	2,366	(854)
	07/2015	BRL	359,281	$	130,776	21,232	0
	07/2015	$	576,400	BRL	1,584,532	0	(93,281)
	08/2015	DKK	12,350	$	1,888	104	0
	08/2015	SAR	230,586		61,408	0	(67)
	08/2015	$	61,339	SAR	230,586	136	0
	10/2015	BRL	750,000	$	271,956	49,799	0
	01/2016		395,600		137,567	23,334	0
NAB	06/2015	EUR	963,095		1,307,335	270,724	0
	08/2015	JPY	51,203,750		500,000	72,255	0
	06/2016	EUR	900,000		1,235,823	257,760	0
NGF	04/2015	BRL	525,000		163,653	0	(844)
	04/2015	MXN	3,709,281		245,992	2,920	0
	04/2015	$	196,937	BRL	525,000	0	(32,441)
	05/2015		303	EUR	271	0	(11)
	06/2015	MXN	297,465	$	19,081	0	(337)
	10/2015	BRL	205,516		67,437	6,562	0
	01/2016		825,000		279,474	41,249	0
RBC	04/2015	CAD	966,882		775,470	12,078	0

26	See Accompanying Notes

March 31, 2015

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
SCX	04/2015	CNY	5,908		952	$0	$(9)
	04/2015	$	1,934	AUD	2,479	0	(46)
	04/2015		7,399	CAD	9,264	0	(85)
	04/2015		136,644	INR	8,574,399	954	0
SOG	06/2015		789,279	JPY	94,595,000	71	0
	10/2015	BRL	525,057	$	171,700	16,173	0
UAG	04/2015	AUD	709,710		551,562	11,012	0
	04/2015	BRL	1,898,197		661,876	67,676	(557)
	04/2015	GBP	1,330,063		2,053,992	80,976	0
	04/2015	INR	461,610		7,362	0	(45)
	04/2015	$	21,792	AUD	27,619	0	(756)
	04/2015		595,110	BRL	1,898,197	6,253	(6,605)
	04/2015		388,598	INR	24,415,600	3,213	0
	04/2015		5,381	MXN	79,307	0	(190)
	05/2015	CHF	4,285	$	4,526	110	0
	05/2015	MXN	4,612,651		336,948	35,325	0
	05/2015	$	3,319	EUR	3,048	0	(40)
	05/2015		9,917	GBP	6,655	0	(47)
	05/2015		49,836	MXN	741,914	0	(1,293)
	06/2015	CNY	25,242	$	4,062	0	(22)
	06/2015	$	152,082	EUR	115,396	0	(27,878)
	06/2015		203,720	INR	12,984,826	1,966	0
	07/2015	BRL	2,281,011	$	932,170	236,697	0
	08/2015	$	48,353	DKK	317,145	0	(2,521)
	10/2015	BRL	1,876,250	$	685,142	129,381	0
	01/2016		158,200		51,189	5,509	0

Total Forward Foreign Currency Contracts						$6,252,323	$(1,937,454)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$261,900	$553	$233
HUS	Call - OTC USD versus SAR		3.755	08/05/2015	250,000	537	229
MSB	Call - OTC USD versus SAR		3.759	07/30/2015	172,300	534	126

						$1,624	$588

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$ 7,490,200	$28,163	$23,366
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015	344,400	4,822	2,253
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016	1,441,200	6,053	4,505
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	816,300	12,105	8,363
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015	1,437,500	6,684	4,360
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018	1,384,800	19,664	16,242
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	4,230,500	7,051	4,993
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016	699,700	6,297	5,404
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	699,700	10,845	8,516

							$101,684	$78,002

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 4.000% due 06/01/2045	$	82.000	06/04/2015	$1,000,000	$39	$0
	Put - OTC Fannie Mae 4.500% due 06/01/2045		84.000	06/04/2015	977,000	39	0
MYI	Put - OTC Fannie Mae 4.000% due 06/01/2045		75.000	06/04/2015	2,000,000	78	0

						$156	$0

Total Purchased Options						$103,464	$78,590

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$166,900	$(1,312)	$(320)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	755,700	(10,920)	(792)
	Put - OTC USD versus JPY		80.000	02/18/2019	298,500	(16,428)	(2,511)
	Put - OTC USD versus JPY		80.000	02/28/2019	175,000	(9,471)	(1,496)
BPS	Put - OTC USD versus JPY		115.500	04/15/2015	127,700	(887)	(46)
BRC	Put - OTC USD versus JPY		94.750	04/21/2016	10,400	(158)	(19)
CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015	103,600	(854)	(689)
	Call - OTC USD versus ILS		4.170	06/10/2015	185,700	(1,232)	(728)

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Put - OTC USD versus INR	INR	62.250	06/10/2015	$125,000	$(640)	$(804)
	Call - OTC USD versus INR		65.250	06/10/2015	125,000	(786)	(432)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	138,600	(2,370)	(72)
	Put - OTC USD versus JPY		99.000	09/30/2015	173,600	(1,834)	(90)
DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015	104,100	(947)	(519)
	Put - OTC USD versus BRL		3.020	05/22/2015	134,400	(1,371)	(1,071)
	Put - OTC USD versus BRL		3.080	05/27/2015	89,200	(1,031)	(1,181)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015	145,100	(1,146)	(602)
	Call - OTC USD versus ILS		4.150	06/04/2015	153,900	(960)	(635)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	141,700	(1,608)	(120)
FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015	146,900	(1,447)	(1,447)
	Put - OTC USD versus BRL		3.070	05/29/2015	143,000	(1,695)	(1,695)
	Put - OTC USD versus INR	INR	62.780	07/09/2015	125,000	(999)	(1,365)
	Call - OTC USD versus INR		65.640	07/09/2015	125,000	(1,028)	(698)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015	213,200	(2,938)	(81)
GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015	170,200	(1,489)	(1,579)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	161,900	(1,149)	(577)
	Call - OTC USD versus ILS		4.100	05/15/2015	194,800	(1,364)	(885)
	Call - OTC USD versus ILS		4.160	06/01/2015	288,600	(1,183)	(1,046)
	Put - OTC USD versus INR	INR	62.250	06/10/2015	125,000	(694)	(804)
	Call - OTC USD versus INR		65.250	06/10/2015	125,000	(719)	(433)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	365,500	(5,300)	(546)
HUS	Put - OTC USD versus BRL	BRL	3.075	05/14/2015	97,900	(1,092)	(1,092)
	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	136,900	(945)	(602)
	Put - OTC USD versus INR	INR	62.300	06/17/2015	125,000	(757)	(875)
	Call - OTC USD versus INR		65.500	06/17/2015	125,000	(752)	(457)
JPM	Call - OTC USD versus ILS	ILS	4.100	05/07/2015	168,900	(1,220)	(635)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	24,500	(201)	(18)
	Put - OTC USD versus INR		62.000	06/05/2015	146,500	(894)	(710)
	Call - OTC USD versus INR		65.000	06/05/2015	146,500	(740)	(508)
	Put - OTC USD versus INR		61.500	07/15/2015	146,400	(773)	(596)
	Call - OTC USD versus INR		65.000	07/15/2015	146,400	(1,277)	(1,182)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	75,100	(1,273)	(39)
	Put - OTC USD versus JPY		109.000	11/10/2015	361,900	(6,921)	(1,792)
SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	377,400	(6,437)	(1,996)
UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	124,200	(978)	(503)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	140,900	(1,634)	(26)
	Put - OTC USD versus JPY		100.000	07/03/2015	182,700	(1,279)	(13)

						$(101,133)	$(34,327)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,001)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(2,491)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(299)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(871)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(359)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(311)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(629)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(325)

						$(71,048)	$(6,286)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$ 7,490,200	$(10,636)	$(7,325)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016	7,490,200	(18,276)	(13,917)
BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,250,000	(13,438)	0
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015	344,400	(2,058)	(800)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015	344,400	(3,203)	(1,360)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	246,500	(2,416)	0
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016	1,441,200	(2,162)	(1,218)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016	1,441,200	(3,891)	(2,531)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018	816,300	(10,204)	(5,958)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015	1,437,500	(2,444)	(1,002)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015	1,437,500	(4,312)	(2,270)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018	1,384,800	(7,201)	(5,570)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018	1,384,800	(12,532)	(10,088)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	100,000	(200)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016	2,821,800	(1,693)	(949)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	1,408,700	(845)	(524)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016	2,821,800	(3,104)	(1,901)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016	1,408,700	(1,409)	(989)

28	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015	$ 2,068,100	$(27,144)	$(2,248)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	4,884,600	(63,011)	(8,030)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016	699,700	(2,659)	(2,103)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016	699,700	(4,058)	(3,477)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,000,000	(11,650)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016	699,700	(4,443)	(3,308)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016	699,700	(6,997)	(5,428)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	479,100	(12,576)	(789)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,753,500	(20,516)	0

							$(253,078)	$(81,785)

Total Written Options							$(425,259)	$(122,398)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12,752	$155,754,200	AUD	0	EUR	5,658,600	GBP	0	$(977,438)
Sales	447,577	257,156,100		4,457,600		34,057,800		500,000	(1,449,097)
Closing Buys	(133,684)	(58,847,100)		0		(5,456,700)		0	366,281
Expirations	(156,071)	(253,843,100)		(2,626,000)		(25,513,500)		(500,000)	1,410,805
Exercised	(170,574)	(36,364,100)		(1,831,600)		(8,746,200)		0	224,190

Balance at End of Period	0	$63,856,000	AUD	0	EUR	0	GBP	0	$(425,259)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$7,500	$962	$(494)	$468	$0
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	112,900	11,906	(4,862)	7,044	0
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	1,200	144	(68)	76	0
MYC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	9,200	1,104	(530)	574	0

							$14,116	$(5,954)	$8,162	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%		$20,000	$(298)	$433	$135	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		34,600	(407)	414	7	0
	Brazil Government International Bond	1.950%	04/20/2016	1.235%		300	0	5	5	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		24,600	(71)	(10)	0	(81)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		11,000	(167)	23	0	(144)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		8,600	(75)	(78)	0	(153)
	China Government International Bond	1.000%	09/20/2015	0.191%		50,000	402	(191)	211	0
	China Government International Bond	1.000%	12/20/2018	0.634%		67,500	811	113	924	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		32,300	269	(757)	0	(488)
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		32,900	(1,099)	1,296	197	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		65,000	(784)	1,276	492	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		15,000	(435)	489	54	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		10,000	(132)	185	53	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		40,300	727	(439)	288	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		50,000	(1,280)	1,508	228	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		14,000	98	(57)	41	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		20,000	192	(88)	104	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(358)	468	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		256,800	(366)	388	22	0
BPS	China Government International Bond	1.000%	09/20/2015	0.191%		15,000	94	(30)	64	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		15,000	(141)	252	111	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(951)	1,078	127	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		600	(9)	13	4	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		30,000	(1,207)	1,081	0	(126)
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		19,500	(280)	365	85	0
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		2,900	(419)	(17)	0	(436)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		47,700	(5,272)	(4,136)	0	(9,408)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		1,800	(276)	(92)	0	(368)
	State Street Corp.	1.000%	06/20/2016	0.179%		76,000	1,131	(336)	795	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%	EUR	25,000	(495)	567	72	0
BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.797%		$20,000	229	26	255	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		37,000	(1,080)	1,064	0	(16)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		15,000	193	(242)	0	(49)
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		240,700	(2,853)	2,906	53	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		55,000	(45)	53	8	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		29,390	(268)	222	0	(46)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		$21,200	$(51)	$(19)	$0	$(70)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		25,000	(719)	513	0	(206)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		25,000	(871)	544	0	(327)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		20,000	(97)	233	136	0
	China Government International Bond	1.000%	09/20/2016	0.292%		50,000	630	(87)	543	0
	China Government International Bond	1.000%	12/20/2018	0.634%		155,100	1,727	397	2,124	0
	China Government International Bond	1.000%	03/20/2019	0.676%		125,000	304	1,311	1,615	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		30,000	(266)	486	220	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.224%		50,000	423	(319)	104	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		100,000	1,491	(576)	915	0
	General Motors Co.	5.000%	03/20/2016	0.552%		40,000	3,517	(1,709)	1,808	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		45,000	(1,437)	1,600	163	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		35,000	(508)	695	187	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		10,000	(149)	218	69	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		25,000	(969)	864	0	(105)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		140,000	1,225	(919)	306	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	304	(190)	114	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		61,000	(635)	814	179	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		5,000	(112)	134	22	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		191,000	(316)	333	17	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		45,300	(6,596)	(2,338)	0	(8,934)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		85,000	1,495	(43)	1,452	0
CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%		21,000	(330)	334	4	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		113,700	(915)	737	0	(178)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,000	(174)	(23)	0	(197)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	23	(51)	0	(28)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		20,800	547	(158)	389	0
	China Government International Bond	1.000%	12/20/2018	0.634%		120,600	1,273	378	1,651	0
	China Government International Bond	1.000%	03/20/2019	0.676%		169,200	783	1,403	2,186	0
	China Government International Bond	1.000%	06/20/2019	0.713%		434,150	3,020	2,248	5,268	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		25,000	141	(519)	0	(378)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(97)	170	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		10,000	(396)	493	97	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.223%		10,000	0	74	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		25,000	(876)	978	102	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		25,000	(190)	379	189	0
	General Motors Co.	5.000%	09/20/2016	0.647%		15,000	1,502	(512)	990	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		12,100	(274)	318	44	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(218)	298	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		15,000	(503)	440	0	(63)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		16,800	(253)	302	49	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		200,000	(1,884)	2,861	977	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%		50,000	(48)	323	275	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		25,000	(707)	841	134	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		36,000	(654)	841	187	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		84,700	61	(54)	7	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		15,000	299	(50)	249	0
DUB	Australia Government International Bond	1.000%	06/20/2019	0.213%		50,000	1,589	65	1,654	0
	Bank of America Corp.	1.000%	06/20/2015	0.186%		75,000	592	(430)	162	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		5,000	91	(38)	53	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		10,000	8	(12)	0	(4)
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		15,000	(251)	223	0	(28)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		75,000	(319)	70	0	(249)
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		61,800	(873)	891	18	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		110,000	(1,220)	1,244	24	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		75,000	(494)	506	12	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		100,000	(168)	(161)	0	(329)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,400	(279)	77	0	(202)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		5,800	161	(53)	108	0
	China Government International Bond	1.000%	12/20/2018	0.634%		143,600	1,499	468	1,967	0
	China Government International Bond	1.000%	06/20/2019	0.713%		85,000	534	498	1,032	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		45,000	287	(968)	0	(681)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(48)	122	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		110,000	(4,219)	4,665	446	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		50,000	(1,411)	1,712	301	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		2,600	(210)	229	19	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		75,000	1,128	(442)	686	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		29,400	552	69	621	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(619)	710	91	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(211)	291	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		45,000	(2,120)	1,930	0	(190)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		41,700	786	(488)	298	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		150,000	1,312	(983)	329	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		25,000	252	(145)	107	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		9,400	(118)	146	28	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		143,200	(1,131)	1,830	699	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(871)	1,001	130	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		15,000	(165)	241	76	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		46,700	(762)	966	204	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		101,800	(139)	148	9	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		5,200	15	(22)	0	(7)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		63,000	1,158	(81)	1,077	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		29,800	612	(118)	494	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.069%	EUR	50,000	(526)	553	27	0

30	See Accompanying Notes

March 31, 2015

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%		$70,000	$(777)	$792	$15	$0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.419%		590	(23)	31	8	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		5,000	(43)	80	37	0
	Export-Import Bank of China	1.000%	12/20/2016	0.524%		10,000	(970)	1,056	86	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		11,300	(437)	547	110	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(218)	254	36	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(318)	425	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		21,900	(496)	646	150	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		25,000	(217)	291	74	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		15,000	127	(49)	78	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	102,500	(1,113)	1,319	206	0
GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%		$30,800	(414)	422	8	0
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		47,500	(289)	(103)	0	(392)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		85,000	261	(501)	0	(240)
	China Government International Bond	1.000%	09/20/2015	0.191%		25,000	182	(77)	105	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	260	(50)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		25,000	226	116	342	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		21,100	112	(431)	0	(319)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		20,000	(184)	331	147	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(333)	369	36	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		7,500	(302)	271	0	(31)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		30,200	568	(352)	216	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		20,000	(318)	425	107	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		3,300	(108)	124	16	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(143)	186	43	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		86,300	(91)	98	7	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.874%		10,000	102	3	105	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		18,000	(1,940)	(1,611)	0	(3,551)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		100	(16)	(5)	0	(21)
HUS	China Government International Bond	1.000%	06/20/2017	0.384%		10,000	174	(33)	141	0
	China Government International Bond	1.000%	12/20/2018	0.634%		82,500	968	162	1,130	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(53)	126	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		2,800	(108)	136	28	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(792)	882	90	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		25,000	(566)	738	172	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		35,000	(1,321)	1,173	0	(148)
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		44,800	127	(705)	0	(578)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		28,700	(2,905)	(2,755)	0	(5,660)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		5,200	(949)	(114)	0	(1,063)
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	50,000	(620)	720	100	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,084)	1,227	143	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.123%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.122%		$20,000	(816)	862	46	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%		15,000	(463)	565	102	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		40,000	(420)	431	11	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		50,000	(84)	(80)	0	(164)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		99,000	(1,137)	320	0	(817)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		16,200	(296)	84	0	(212)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		15,000	(131)	232	101	0
	China Government International Bond	1.000%	09/20/2015	0.191%		10,000	62	(20)	42	0
	China Government International Bond	1.000%	12/20/2018	0.634%		115,000	1,188	387	1,575	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		25,000	(193)	377	184	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		15,000	(526)	587	61	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.269%		10,000	0	2	2	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(814)	940	126	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		8,700	(138)	185	47	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	(1,694)	1,809	115	0
	Mexico Government International Bond	0.920%	03/20/2016	0.536%		6,950	0	28	28	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		52,700	234	48	282	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(889)	1,019	130	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		400	(13)	15	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		13,200	(1,490)	(1,114)	0	(2,604)
MBC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		248,900	1,734	(1,664)	70	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		130,500	938	(909)	29	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	730	(715)	15	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		61,200	452	(547)	0	(95)
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		10,000	126	(78)	48	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		24,100	361	(232)	129	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		39,900	630	(423)	207	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		11,700	209	(152)	57	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		48,500	856	(644)	212	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		157,600	2,154	(2,140)	14	0
MYC	Australia Government International Bond	1.000%	06/20/2019	0.213%		25,000	794	32	826	0
	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	55,600	577	(449)	128	0
	Barclays Bank PLC	1.000%	09/20/2015	0.197%		42,000	457	(268)	189	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		$31,500	(305)	314	9	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		25,000	(157)	162	5	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	(806)	822	16	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		75,000	(608)	490	0	(118)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	15	(44)	0	(29)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		50,000	(326)	666	340	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	236	(26)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		57,600	581	208	789	0

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	03/20/2019	0.676%		$5,150	$22	$44	$66	$0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		40,000	(232)	526	294	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		85,000	(3,104)	3,448	344	0
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	14,000	(1,423)	96	0	(1,327)
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		$25,000	(623)	713	90	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(304)	411	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		15,000	(267)	370	103	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		5,000	90	(55)	35	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		63,900	(506)	847	341	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		5,000	(55)	80	25	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		10,600	(356)	408	52	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		20,100	(69)	71	2	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		94,500	(8,746)	(9,893)	0	(18,639)
RYL	China Government International Bond	1.000%	09/20/2016	0.292%		1,300	(16)	30	14	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		65,000	(1,465)	1,700	235	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		46,900	(1,041)	1,363	322	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		50,000	930	(572)	358	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		5,000	(139)	166	27	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	48,500	(588)	686	98	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%		25,000	(429)	491	62	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.069%		25,000	(221)	234	13	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.069%		25,000	(344)	370	26	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,095)	1,239	144	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%		$27,600	(261)	267	6	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		35,000	(336)	282	0	(54)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		19,100	(270)	326	56	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		17,900	(79)	174	95	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(135)	179	44	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%	EUR	125,000	(2,169)	2,481	312	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		175,700	(2,371)	2,875	504	0

							$(61,131)	$54,377	$52,799	$(59,553)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$22,421	$(4,819)	$402	$0	$(4,417)
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	451,012	54,989	(56,919)	0	(1,930)
CBK	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,126	34	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	286,000	2,217	(896)	1,321	0
DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	387,092	49,259	(50,915)	0	(1,656)
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	1,010	30	0
GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	23,970	2,960	(3,063)	0	(103)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	19,188	(57)	43	0	(14)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,123	77	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	401	12	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	207,200	1,510	(553)	957	0
HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	779,636	95,975	(99,307)	0	(3,332)
JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	64,014	7,408	(7,682)	0	(274)
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	144,008	15,957	(16,574)	0	(617)
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	892	26	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	51,900	375	(135)	240	0

					$ 218,401	$(228,047)	$2,697	$(12,343)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	48,700	$(89)	$(586)	$0	$(675)
	Pay	28-Day MXN-TIIE	6.920%	11/28/2029	MXN	14,000	0	60	60	0
BPS	Receive	1-Year BRL-CDI	11.000%	01/04/2021	BRL	43,800	25	697	722	0

32	See Accompanying Notes

March 31, 2015

										Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date			National Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Receive	1-Year BRL-CDI	11.160%	01/04/2021			358,000	$190	$5,093	$5,283	$0
	Receive	3-Month USD-CPURNSA Index	2.595%	09/03/2029	$		50,000	0	5,341	5,341	0
CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	10,600	(108)	(39)	0	(147)
	Receive	3-Month USD-CPURNSA Index	2.660%	08/19/2029	$		100,000	0	11,737	11,737	0
DUB	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	370,900	(3,997)	(1,145)	0	(5,142)
	Receive	3-Month USD-CPURNSA Index	2.493%	09/04/2024	$		100,000	0	7,887	7,887	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024			100,000	0	7,432	7,432	0
	Pay	3-Month USD-CPURNSA Index	2.638%	08/25/2029			50,000	0	5,689	5,689	0
FBF	Pay	28-Day MXN-TIIE	6.338%	11/12/2019		MXN	3,503,000	0	616	616	0
GLM	Pay	28-Day MXN-TIIE	5.500%	09/13/2017			701,100	(566)	1,772	1,206	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023			299,400	(734)	582	0	(152)
HUS	Pay	28-Day MXN-TIIE	5.470%	04/26/2019			570,000	54	582	636	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020			345,000	(449)	890	441	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022			552,800	(1,041)	384	0	(657)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022			500,000	(38)	(26)	0	(64)
	Pay	28-Day MXN-TIIE	6.570%	04/19/2024			16,400	0	53	53	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024			1,300,000	1,998	471	2,469	0
JPM	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024	$		100,000	0	7,432	7,432	0
MYC	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		MXN	18,400	27	8	35	0
SOG	Pay	28-Day MXN-TIIE	6.240%	02/01/2021			600,000	100	1,496	1,596	0
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	266,100	(2,790)	(900)	0	(3,690)

								$(7,418)	$55,526	$58,635	$(10,527)

TOTAL RETURN SWAPS ON INDICES

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Asset	Liability
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$48,450		$(223)	$0	$(223)

Total Swap Agreements							$163,968	$(124,321)	$122,293	$(82,646)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $115,709 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$996,680	$23,366	$2,931	$1,022,977	$(102,633)	$(26,361)	$(1,541)	$(130,535)	$892,442	$(866,405)	$26,037
BPS	408,572	0	12,604	421,176	(199,351)	(46)	(10,338)	(209,735)	211,441	(226,440)	(14,999)
BRC	159,170	0	10,758	169,928	(193,910)	(19)	(16,100)	(210,029)	(40,101)	43,671	3,570
CBK	238,933	2,253	26,117	267,303	(221,252)	(9,637)	(991)	(231,880)	35,423	(19,259)	16,164
DUB	911,831	0	31,864	943,695	(168,048)	(4,798)	(8,488)	(181,334)	762,361	(746,030)	16,331
FBF	698,081	0	1,523	699,604	(158,742)	(5,286)	0	(164,028)	535,576	(545,180)	(9,604)
GLM	485,416	17,461	1,206	504,083	(199,277)	(18,849)	(152)	(218,278)	285,805	(305,500)	(19,695)
GST	0	0	9,432	9,432	0	0	(4,894)	(4,894)	4,538	(1,880)	2,658
HUS	169,069	229	5,737	175,035	(77,478)	(3,026)	(11,502)	(92,006)	83,029	(87,670)	(4,641)
JPM	743,794	16,242	10,471	770,507	(315,916)	(22,092)	(4,071)	(342,079)	428,428	(433,775)	(5,347)
MBC	0	0	781	781	0	0	(95)	(95)	686	(420)	266
MSB	181,913	126	0	182,039	(227,120)	0	0	(227,120)	(45,081)	45,389	308
MYC	0	18,913	4,957	23,870	0	(28,957)	(20,730)	(49,687)	(25,817)	9,175	(16,642)
NAB	600,739	0	0	600,739	0	0	0	0	600,739	(586,430)	14,309
NGF	50,731	0	0	50,731	(33,633)	0	0	(33,633)	17,098	(24,180)	(7,082)
RBC	12,078	0	0	12,078	0	0	0	0	12,078	(13,740)	(1,662)
RYL	0	0	1,116	1,116	0	(789)	0	(789)	327	(400)	(73)
SCX	954	0	0	954	(140)	0	0	(140)	814	81	895
SOG	16,244	0	1,779	18,023	0	(1,996)	0	(1,996)	16,027	(18,630)	(2,603)
UAG	578,118	0	1,017	579,135	(39,954)	(542)	(3,744)	(44,240)	534,895	(545,830)	(10,935)

Total Over the Counter	$6,252,323	$78,590	$122,293	$6,453,206	$(1,937,454)	$(122,398)	$(82,646)	$(2,142,498)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$72,614	$72,614
Swap Agreements	0	25	0	0	17,296	17,321

	$0	$25	$0	$0	$89,910	$89,935

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,252,323	$0	$6,252,323
Purchased Options	0	0	0	588	78,002	78,590
Swap Agreements	0	63,658	0	0	58,635	122,293

	$0	$63,658	$0	$6,252,911	$136,637	$6,453,206

	$0	$63,683	$0	$6,252,911	$226,547	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,648	$19,648
Swap Agreements	0	0	0	0	51,511	51,511

	$0	$0	$0	$0	$71,159	$71,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,937,454	$0	$1,937,454
Written Options	0	0	0	34,327	88,071	122,398
Swap Agreements	0	71,896	0	0	10,750	82,646

	$0	$71,896	$0	$1,971,781	$98,821	$2,142,498

	$0	$71,896	$0	$1,971,781	$169,980	$2,213,657

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(968)	$(968)
Written Options	0	0	0	0	79,639	79,639
Futures	23	0	0	0	2,855,280	2,855,303
Swap Agreements	0	67,661	0	0	(546,817)	(479,156)

	$23	$67,661	$0	$0	$2,387,134	$2,454,818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,609,079	$0	$4,609,079
Purchased Options	0	0	0	0	5,466	5,466
Written Options	0	44,468	0	8,227	1,156,440	1,209,135
Swap Agreements	0	118,712	0	0	316,426	435,138

	$0	$163,180	$0	$4,617,306	$1,478,332	$6,258,818

	$23	$230,841	$0	$4,617,306	$3,865,466	$8,713,636

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,959)	$(5,959)
Futures	0	0	0	0	559,335	559,335
Swap Agreements	0	(10,835)	0	0	(3,530,010)	(3,540,845)

	$0	$(10,835)	$0	$0	$(2,976,634)	$(2,987,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,532,322	$0	$4,532,322
Purchased Options	0	0	0	(1,036)	(23,838)	(24,874)
Written Options	0	(9,052)	0	61,258	(83,856)	(31,650)
Swap Agreements	0	(180,621)	0	0	10,401	(170,220)

	$0	$(189,673)	$0	$4,592,544	$(97,293)	$4,305,578

	$0	$(200,508)	$0	$4,592,544	$(3,073,927)	$1,318,109

34	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$183,828	$19,268	$203,096
Corporate Bonds & Notes
Banking & Finance	0	16,358,167	439,357	16,797,524
Industrials	0	1,365,780	55,446	1,421,226
Utilities	0	1,287,681	12	1,287,693
Municipal Bonds & Notes
Alabama	0	12,424	0	12,424
California	0	3,045,547	0	3,045,547
Connecticut	0	4,565	0	4,565
Florida	0	6,990	0	6,990
Georgia	0	180,245	0	180,245
Illinois	0	521,026	0	521,026
Indiana	0	9,206	0	9,206
Iowa	0	33,846	0	33,846
Kentucky	0	229	0	229
Louisiana	0	67,712	0	67,712
Massachusetts	0	28,627	0	28,627
Michigan	0	19,062	0	19,062
Nebraska	0	11,985	0	11,985
Nevada	0	104,252	0	104,252
New Jersey	0	8,124	0	8,124
New York	0	253,219	0	253,219
North Carolina	0	13,418	0	13,418
Ohio	0	547,420	0	547,420
Pennsylvania	0	58,779	0	58,779
Rhode Island	0	193	0	193
Tennessee	0	8,062	0	8,062
Texas	0	96,858	0	96,858
Utah	0	835	0	835
Washington	0	1,761	0	1,761
West Virginia	0	133,621	0	133,621
Wisconsin	0	563	0	563
U.S. Government Agencies	0	30,925,382	19,031	30,944,413
U.S. Treasury Obligations	0	43,544,123	0	43,544,123

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Mortgage-Backed Securities	$0	$10,356,303	$257,706	$10,614,009
Asset-Backed Securities	0	3,445,231	0	3,445,231
Sovereign Issues	0	11,912,926	0	11,912,926
Convertible Preferred Securities
Banking & Finance	0	222,840	0	222,840
Preferred Securities
Banking & Finance	10,210	4,111	0	14,321
Short-Term Instruments
Certificates of Deposit	0	1,647,612	0	1,647,612
Commercial Paper	0	106,378	0	106,378
Repurchase Agreements	0	55,700	0	55,700
Short-Term Notes	0	0	221,899	221,899
Japan Treasury Bills	0	2,339,577	0	2,339,577
Mexico Treasury Bills	0	40,221	0	40,221
U.S. Treasury Bills	0	122,812	0	122,812
	$10,210	$129,087,241	$1,012,719	$130,110,170

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,996,961	$0	$0	$10,996,961
Total Investments	$11,007,171	$129,087,241	$1,012,719	$141,107,131

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,097)	$0	$(40,097)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	72,614	17,321	0	89,935
Over the counter	0	6,452,411	795	6,453,206
	$72,614	$6,469,732	$795	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,648)	(51,511)	0	(71,159)
Over the counter	0	(2,142,498)	0	(2,142,498)
	$(19,648)	$(2,194,009)	$0	$(2,213,657)

Totals	$11,060,137	$133,322,867	$1,013,514	$145,396,518

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$6,759	$19,279	$(6,742)	$(18)	$(74)	$64	$0	$0	$19,268	$(11)
Corporate Bonds & Notes
Banking & Finance	557,962	30,929	(56,118)	(293)	(1,703)	(1,496)	7,841	(97,765)	439,357	5,024
Industrials	74,416	0	(16,050)	(166)	324	(3,283)	205	0	55,446	(1,300)
Utilities	96	0	(73)	0	1	(12)	0	0	12	(2)
U.S. Government Agencies	31,422	340	(8,464)	274	(145)	1,528	0	(5,924)	19,031	1,596
Mortgage-Backed Securities	164	46,493	(17,256)	9	154	(91)	228,233	0	257,706	(101)
Asset-Backed Securities	26,231	0	(8,836)	3	13	(222)	0	(17,189)	0	0
Short-Term Instruments
Short-Term Notes	0	222,000	0	1,172	0	(1,273)	0	0	221,899	(1,273)

	$697,050	$319,041	$(113,539)	$981	$(1,430)	$(4,785)	$236,279	$(120,878)	$1,012,719	$3,933

Financial Derivative Instruments - Assets
Over the counter	$0	$1,131	$0	$0	$0	$(336)	$0	$0	$795	$(336)

Financial Derivative Instruments - Liabilities
Over the counter	$(6,811)	$0	$0	$0	$0	$2,350	$0	$4,461	$0	$0

Totals	$690,239	$320,172	$(113,539)	$981	$(1,430)	$(2,771)	$236,279	$(116,417)	$1,013,514	$3,597

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$19,268	Benchmark Pricing	Base Price	99.98
Corporate Bonds & Notes
Banking & Finance	439,357	Benchmark Pricing	Base Price	98.63 - 115.50
Industrials	7,963	Benchmark Pricing	Base Price	105.20
	47,483	Third Party Vendor	Broker Quote	29.00 - 117.50
Utilities	12	Third Party Vendor	Broker Quote	100.75
U.S. Government Agencies	19,031	Benchmark Pricing	Base Price	89.07 - 107.00
Mortgage-Backed Securities	254,611	Benchmark Pricing	Base Price	0.20 - 105.13
	3,095	Third Party Vendor	Broker Quote	79.00
Short-Term Instruments
Short-Term Notes	221,899	Indicative Market Quotation	Broker Quote	98.75 - 99.58

Financial Derivative Instruments - Assets
Over the counter	795	Indicative Market Quotation	Broker Quote	1.01

Total	$1,013,514

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	SAR	Saudi Riyal
CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	USD (or $)	United States Dollar
DKK	Danish Krone

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	IOS.FN	Interest-Only Synthetic Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the PIMCO Total Return Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

May 26, 2015

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ PETER G. STRELOW
Peter G. Strelow President and Principal Executive Officer

Date: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President and Principal Executive Officer

Date: May 28, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial and Accounting Officer

Date: May 28, 2015